UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23013

Goldman Sachs ETF Trust

(Exact name of registrant as specified in charter)

200 West Street,

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq. Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2026

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Annual Shareholder Report

August 31, 2026

Goldman Sachs Access Emerging Markets USD Bond ETF

Cboe BZX Exchange, Inc.: GEMD

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Emerging Markets USD Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GEMD	$31	0.30%

How did the Fund perform and what affected its performance?

The performance of the emerging debt markets was shaped by a significant shift in U.S. Federal Reserve (Fed) monetary policy, uncertainty in trade relations, a shifting macroeconomic backdrop and geopolitical events. The Fed, which cut interest rates three times in late 2025, paused its easing cycle in 2026 as inflation reaccelerated, fueled by tariff-related price pressures and energy supply shocks resulting from the U.S.-Iran war. The start of the conflict in the Middle East weighed broadly on emerging markets debt, as the potential impact on inflation and economic growth from constraints on crude oil and liquid natural gas pushed up bond yields. Despite this challenging backdrop, emerging markets debt remained relatively resilient, with weakness mainly concentrated in oil-importing countries, credits exposed to heightened geopolitical risk, and countries facing local political or supply pressures. The asset class was supported overall by robust stand-alone fundamentals, low net leverage, positive credit ratings momentum and the ongoing growth of most emerging markets economies. For the Period overall, emerging markets debt significantly outperformed developed markets debt.

Top Contributors to Performance:

  The FTSE Goldman Sachs Emerging Markets USD Bond Index (Index) generated positive returns, supported by the accommodative monetary policies of emerging markets central banks, attractive yields and the faster economic growth rates of emerging markets countries compared to developed markets countries.

  Following notable volatility in the first half of the Period, particularly during a war-related oil shock in early 2026, the Index posted gains in the spring and summer amid steady investment flows into emerging markets debt and periods of U.S. dollar weakness driven by concerns about the U.S. budget deficit, ongoing U.S. political gridlock and global trade uncertainty.

  The Index benefited from its regional exposures, with exposure to South America, Central America and Eastern Europe adding most to returns. Exposure to Central Asia and Asia Pacific also bolstered the Index’s performance, though to a smaller extent.

  Among countries, the Index’s top contributors were Argentina, Colombia and Turkey.

  The Index was helped by its exposure to five- to seven-year maturities.

  The top performing Index constituent was the sovereign debt of Argentina (4.63% of Fund net assets as of August 31, 2026).

Top Detractors from Performance:

  There were no significant detractors from the Index’s performance.

Goldman Sachs Access Emerging Markets USD Bond ETF

GEMD

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	FTSE Goldman Sachs Emerging Markets USD Bond Index	Bloomberg Global Aggregate Index
2/15/22	$10,000	$10,000	$10,000
8/22	$8,389	$8,294	$9,405
8/23	$8,686	$8,631	$9,457
8/24	$9,735	$9,693	$10,164
8/25	$10,322	$10,284	$10,519
8/26	$10,953	$10,924	$10,703

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced February 15, 2022)	6.11%	2.02%
FTSE Goldman Sachs Emerging Markets USD Bond Index	6.22%	1.96%
Bloomberg Global Aggregate Index	1.75%	1.51%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Access Emerging Markets USD Bond ETF

GEMD

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$35,453,062
# of Portfolio Holdings as of Period End	205
Portfolio Turnover Rate for the Period	18%
Total Net Advisory Fees Paid for the Period	$82,314

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

The Fund's net expense ratio decreased during the Period as a result of a reduction in unitary fees, and the elimination of the associated fee waiver, that took effect during the previous fiscal year.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Government	86.2
Energy	6.5
Basic Materials	2.2
Financial	1.7
Utilities	0.8
Industrial	0.5
Other	0.1

Goldman Sachs Access Emerging Markets USD Bond ETF

GEMD

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of the Fund or the underlying data. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Access+Emerging+Markets+USD+Bond+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Emerging Markets USD Bond ETF

381430388-AR-0826  GEMD

Annual Shareholder Report

August 31, 2026

Goldman Sachs Access High Yield Corporate Bond ETF

NYSE Arca, Inc.: GHYB

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GHYB	$15	0.15%

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income markets was shaped by a significant shift in Federal Reserve (Fed) monetary policy and a volatile macroeconomic backdrop. After cutting interest rates three times in late 2025, the Fed paused its easing cycle in 2026 as inflation reaccelerated, driven by tariff-related price pressures and energy supply shocks resulting from the U.S.-Iran war. Bond yields, which had fallen earlier in the Period in response to Fed easing, rose along the curve, with longer-term yields increasing significantly as investors demanded greater compensation for the risks associated with higher inflation and fiscal challenges, such as the U.S. national debt. As for U.S. high yield corporate bonds, when the Period began in September 2025, their performance was broadly positive, supported by Fed rate cuts, active primary markets, robust corporate earnings and better than market expected macroeconomic data. However, in March 2026, the high yield corporate bond market suffered its weakest monthly performance since October 2023, reflecting an increase in risk aversion as investors faced heightened geopolitical tensions in the Middle East and worried about the rapid transformation of industries and market dynamics driven by artificial intelligence. Performance rebounded in April and then fluctuated thereafter amid shifting market sentiment about the U.S.-Iran war, inflation, Fed monetary policy and ongoing strength in corporate earnings.

Top Contributors to Performance:

  The FTSE Goldman Sachs High Yield Corporate Bond Index (Index) produced positive returns, as the fundamental backdrop for high yield corporate bond issuers remained remarkably healthy. Companies across multiple sectors provided optimistic corporate guidance overall, suggesting that default risks remained low.

  All sectors contributed positively to the Index’s returns, led by consumer cyclical, energy and consumer non-cyclical. The transportation and other industrial sectors also added to Index performance, albeit to a lesser extent.

  From a credit quality perspective, the Index benefited from its exposure to BB- and B-rated credits.

  Regarding individual securities, Index returns were aided by the high yield debt of Community Health Systems, an operator of general acute care hospitals and outpatient facilities; Bausch Health, a specialty pharmaceutical and medical device maker; and Michaels Stores, an arts and crafts retail chain (0.96%, 0.95% and 0.16% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  The Index was held back by its exposure to CC-rated credits, which produced marginally negative returns.

  The Index’s performance was hurt by the high yield debt of telecommunications company CSC Holdings; packaging label manufacturer LABL; and luxury retail and related commerce services provider SGUS (0.45%, 0.00%1 and 0.00%1 of Fund net assets as of August 31, 2026, respectively).

1Some weights are 0.00% at August 31, 2026 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Period as they did not meet the Fund’s investment criteria.

Goldman Sachs Access High Yield Corporate Bond ETF

GHYB

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	FTSE Goldman Sachs High Yield Corporate Bond Index	Bloomberg High Yield Very Liquid Index (Total Return, USD, Unhedged)	Bloomberg U.S. Aggregate Bond Index
9/5/17	$10,000	$10,000	$10,000	$10,000
8/18	$10,250	$10,298	$10,260	$9,869
8/19	$10,988	$11,064	$10,997	$10,873
8/20	$11,533	$11,583	$11,451	$11,576
8/21	$12,346	$12,427	$12,455	$11,567
8/22	$10,979	$11,159	$11,050	$10,234
8/23	$11,762	$11,992	$11,845	$10,113
8/24	$13,165	$13,464	$13,330	$10,851
8/25	$14,278	$14,589	$14,394	$11,192
8/26	$14,933	$15,284	$15,129	$11,403

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 5, 2017)	4.59%	3.88%	4.56%
FTSE Goldman Sachs High Yield Corporate Bond Index	4.76%	4.22%	4.83%
Bloomberg High Yield Very Liquid Index (Total Return, USD, Unhedged)	5.11%	3.96%	4.71%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.47%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Access High Yield Corporate Bond ETF

GHYB

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$143,003,248
# of Portfolio Holdings as of Period End	941
Portfolio Turnover Rate for the Period	19%
Total Net Advisory Fees Paid for the Period	$151,400

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

The Fund's net expense ratio decreased during the Period as a result of a reduction in unitary fees that took effect during the previous fiscal year.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Consumer Cyclical	17.1
Energy	8.3
Financial Company	6.7
Healthcare	5.5
Communications	5.2
Technology	4.4
Consumer Noncyclical	4.2
Basic Industry	3.6
Electric	3.4
Other	40.0

Goldman Sachs Access High Yield Corporate Bond ETF

GHYB

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of the Fund or the underlying data. See https://am.gs.com/en-us/individual/funds/detail/PV102746/381430453/goldman-sachs-access-high-yield-corporate-bond-etf for full disclaimer.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively, "Bloomberg"). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates "Barclays"), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access High Yield Corporate Bond ETF

381430453-AR-0826  GHYB

Annual Shareholder Report

August 31, 2026

Goldman Sachs Access Inflation Protected USD Bond ETF

Cboe BZX Exchange, Inc.: GTIP

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GTIP	$12	0.12%

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income markets was shaped by a significant shift in Federal Reserve (Fed) monetary policy and a volatile macroeconomic backdrop. After cutting interest rates three times in late 2025, the Fed paused its easing cycle in 2026 as inflation reaccelerated, driven by tariff-related price pressures and energy supply shocks resulting from the U.S.-Iran war. Bond yields, which had fallen earlier in the Period in response to Fed easing, rose along the curve, with longer-term yields increasing significantly as investors demanded greater compensation for the risks associated with higher inflation and fiscal challenges, such as the U.S. national debt. During the Period overall, inflation stayed well above the Fed’s 2% target. The headline Consumer Price Index (CPI) was 3.4% year over year through August 2026, while core CPI was 2.4%. The Fed’s preferred gauge, Personal Consumption Expenditures (PCE), ran hotter, with headline PCE at 3.7% and core PCE at 3.3% in July 2026 (latest data available).

Top Contributors to Performance:

  The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (Index) generated a positive return, as investors favored Treasury inflation protected securities (TIPS) for the attractive inflation-adjusted income they offered.

  The performance of the Index was defined by two opposing factors. The first was persistent inflation, which led to upward adjustments to TIPS’ principal and interest payments. The second was a significant rise in bond yields, which was a headwind for TIPS prices.

  The Index benefited from its exposure to maturities of less than 10 years, with the one- to three-year and one-year and shorter segments of the U.S. Treasury yield curve contributing most positively.

Top Detractors from Performance:

  There were no significant detractors from the Index’s performance.

Goldman Sachs Access Inflation Protected USD Bond ETF

GTIP

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index	Bloomberg U.S. Aggregate Bond Index
10/2/18	$10,000	$10,000	$10,000
8/19	$10,861	$10,871	$11,086
8/20	$11,794	$11,818	$11,803
8/21	$12,457	$12,497	$11,794
8/22	$11,699	$11,745	$10,435
8/23	$11,274	$11,330	$10,311
8/24	$11,962	$12,032	$11,064
8/25	$12,523	$12,608	$11,411
8/26	$12,645	$12,749	$11,627

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced October 2, 2018)	0.97%	0.30%	3.01%
FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index	1.12%	0.40%	3.12%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.92%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Access Inflation Protected USD Bond ETF

GTIP

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$280,516,310
# of Portfolio Holdings as of Period End	39
Portfolio Turnover Rate for the Period	41%
Total Net Advisory Fees Paid for the Period	$258,177

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Government	99.4
Other	0.1

Goldman Sachs Access Inflation Protected USD Bond ETF

GTIP

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of the Fund or the underlying data. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Access+Inflation+Protected+USD+Bond+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Inflation Protected USD Bond ETF

381430362-AR-0826  GTIP

Annual Shareholder Report

August 31, 2026

Goldman Sachs Access Investment Grade Corporate Bond ETF

NYSE Arca, Inc.: GIGB

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GIGB	$8	0.08%

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income markets was shaped by a significant shift in Federal Reserve (Fed) monetary policy and a volatile macroeconomic backdrop. After cutting interest rates three times in late 2025, the Fed paused its easing cycle in 2026 as inflation reaccelerated, driven by tariff-related price pressures and energy supply shocks resulting from the U.S.-Iran war. Bond yields, which had fallen earlier in the Period in response to Fed easing, rose along the curve, with longer-term yields increasing significantly as investors demanded greater compensation for the risks associated with higher inflation and fiscal challenges, such as the U.S. national debt. In this environment, the performance of investment grade corporate bonds was volatile, with strong gains following the Fed’s 2025 rate cuts and subsequent weakness as inflation concerns pushed yields higher.

Top Contributors to Performance:

  The FTSE Goldman Sachs Investment Grade Corporate Bond Index (Index) generated positive returns, as investment grade corporate bonds benefited from favorable risk sentiment and supportive supply/demand dynamics.

  The Index’s lower credit quality bias added to returns, as investors took on additional credit risk in exchange for higher yields. BBB-rated credits generally outperformed those of higher quality.

  The Index was helped by its yield curve positioning in one- to three-year maturities, as these investment grade corporate bonds significantly outperformed their longer-term counterparts.

  Positions in the banking and consumer non-cyclical sectors contributed positively to Index performance.

  Among individual issues, the Index’s top contributors were large financial companies, including Bank of America, Citigroup and Morgan Stanley (2.25%, 1.45% and 1.49% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  The Index was hampered by positions in major technology companies, including Oracle, Meta Platforms and Google (1.45%, 1.13% and 0.89% of Fund net assets as of August 31, 2026, respectively).

Goldman Sachs Access Investment Grade Corporate Bond ETF

GIGB

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	FTSE Goldman Sachs Investment Grade Corporate Bond Index	Bloomberg U.S. Corporate Investment Grade Index	Bloomberg U.S. Aggregate Bond Index
6/6/17	$10,000	$10,000	$10,000	$10,000
8/17	$10,119	$10,126	$10,142	$10,095
8/18	$10,011	$10,041	$10,040	$9,989
8/19	$11,347	$11,403	$11,378	$11,005
8/20	$12,252	$12,333	$12,232	$11,717
8/21	$12,505	$12,615	$12,541	$11,708
8/22	$10,634	$10,750	$10,671	$10,359
8/23	$10,724	$10,840	$10,766	$10,236
8/24	$11,687	$11,834	$11,766	$10,983
8/25	$12,132	$12,294	$12,227	$11,328
8/26	$12,365	$12,533	$12,464	$11,542

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced June 6, 2017)	1.92%	-0.22%	2.32%
FTSE Goldman Sachs Investment Grade Corporate Bond Index	1.94%	-0.13%	2.47%
Bloomberg U.S. Corporate Investment Grade Index	1.94%	-0.12%	2.41%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.56%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Access Investment Grade Corporate Bond ETF

GIGB

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$1,009,738,619
# of Portfolio Holdings as of Period End	2,620
Portfolio Turnover Rate for the Period	6%
Total Net Advisory Fees Paid for the Period	$634,800

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

The Fund's net expense ratio decreased during the Period as a result of a reduction in unitary fees that took effect during the previous fiscal year.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Banks	22.9
Electric	10.4
Technology	8.5
Consumer Noncyclical	7.3
Energy	6.7
Consumer Cyclical	6.6
Capital Goods	3.7
Wireless	3.3
REITs and Real Estate	2.8
Other	26.5

Goldman Sachs Access Investment Grade Corporate Bond ETF

GIGB

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of the Fund or the underlying data. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Access+Investment+Grade+Corporate+Bond+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Investment Grade Corporate Bond ETF

381430479-AR-0826  GIGB

Annual Shareholder Report

August 31, 2026

Goldman Sachs Access Treasury 0-1 Year ETF

NYSE Arca, Inc.: GBIL

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GBIL	$12	0.12%

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income markets was shaped by a significant shift in Federal Reserve (Fed) monetary policy and a volatile macroeconomic backdrop. After cutting interest rates three times in late 2025, the Fed paused its easing cycle in 2026 as inflation reaccelerated, driven by tariff-related price pressures and energy supply shocks resulting from the U.S.-Iran war. Intermediate- and longer-term U.S. Treasury yields, which had fallen early in the Period in response to Fed easing, rose as investors demanded greater compensation for the risks associated with higher inflation and fiscal challenges, such as the U.S. national debt. Shorter-term U.S. Treasury yields, which had also fallen due to Fed action, remained rather low through the end of the Period.

Top Contributors to Performance:

  The FTSE US Treasury 0-1 Year Composite Select Index (Index) generated a positive return. Its performance was largely reflective of the performance of short-term U.S. Treasury yields, which were primarily affected by existing and anticipated Fed monetary policy.

  Short-term U.S. Treasury securities produced positive returns, as their yields fell in response to Fed interest rates cuts. Yields on one-year Treasury bills dropped by 30 basis points during the Period.

  Although short-term U.S. Treasury yields fell, they remained high by historical measures. As a result, short-term U.S. Treasury securities offered investors attractive income potential, which, in turn, supported their prices.

  Short-term U.S. Treasuries have little duration risk, which tends to insulate them from interest rate movements.

Top Detractors from Performance:

  There were no significant detractors from the Index’s performance.

Goldman Sachs Access Treasury 0-1 Year ETF

GBIL

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	FTSE US Treasury 0-1 Year Composite Select Index	Bloomberg U.S. Aggregate Bond Index
9/6/16	$10,000	$10,000	$10,000
8/17	$10,053	$10,064	$10,035
8/18	$10,190	$10,212	$9,930
8/19	$10,434	$10,467	$10,939
8/20	$10,583	$10,623	$11,647
8/21	$10,580	$10,634	$11,638
8/22	$10,581	$10,653	$10,297
8/23	$11,004	$11,094	$10,175
8/24	$11,603	$11,706	$10,917
8/25	$12,117	$12,236	$11,260
8/26	$12,566	$12,702	$11,473

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 6, 2016)	3.70%	3.50%	2.31%
FTSE US Treasury 0-1 Year Composite Select Index	3.81%	3.62%	2.42%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.38%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Access Treasury 0-1 Year ETF

GBIL

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$7,639,037,793
# of Portfolio Holdings as of Period End	1,005
Portfolio Turnover Rate for the Period	0%
Total Net Advisory Fees Paid for the Period	$8,440,454

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Government	99.7

Goldman Sachs Access Treasury 0-1 Year ETF

GBIL

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of the Fund or the underlying data. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Access+Treasury+0-1+Year+ETF&sf=funds&filters=funds%7CETF for the full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Treasury 0-1 Year ETF

381430529-AR-0826  GBIL

Annual Shareholder Report

August 31, 2026

Goldman Sachs Access U.S. Aggregate Bond ETF

NYSE Arca, Inc.: GCOR

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access U.S. Aggregate Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GCOR	$7	0.07%

How did the Fund perform and what affected its performance?

The performance of the U.S. fixed income markets was shaped by a significant shift in Federal Reserve (Fed) monetary policy and a volatile macroeconomic backdrop. After cutting interest rates three times in late 2025, the Fed paused its easing cycle in 2026 as inflation reaccelerated, driven by tariff-related price pressures and energy supply shocks resulting from the U.S.-Iran war. Bond yields, which had fallen earlier in the Period in response to Fed easing, rose along the curve, with longer-term yields increasing significantly as investors demanded greater compensation for the risks associated with higher inflation and fiscal challenges, such as the U.S. national debt. In this environment, the performance of investment grade corporate bonds was volatile, with strong gains following the Fed’s 2025 rate cuts and subsequent weakness as inflation concerns pushed yields higher.

Top Contributors to Performance:

  The FTSE Goldman Sachs U.S. Broad Bond Market Index (Index) generated a positive return, as the income component of the Index offset negative price performance.

  From a yield curve perspective, the Index benefited from its positioning overall. The Index was helped most by its positions in shorter-term maturities of one to three years.

  Securitized bonds contributed positively to the Index’s return, followed closely by U.S. Treasury securities and corporate bonds. Key contributors were agency fixed-rate mortgage-backed securities and banking corporate bonds.

Top Detractors from Performance:

  The Index’s performance was hurt by positions in technology and communications corporate bonds.

Goldman Sachs Access U.S. Aggregate Bond ETF

GCOR

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	FTSE Goldman Sachs US Broad Bond Market Index	Bloomberg U.S. Aggregate Bond Index
9/8/20	$10,000	$10,000	$10,000
8/21	$9,948	$9,979	$9,983
8/22	$8,742	$8,775	$8,833
8/23	$8,604	$8,664	$8,728
8/24	$9,204	$9,295	$9,365
8/25	$9,467	$9,584	$9,659
8/26	$9,638	$9,765	$9,842

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 8, 2020)	1.80%	-0.63%	-0.61%
FTSE Goldman Sachs US Broad Bond Market Index	1.89%	-0.43%	-0.40%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	-0.27%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Access U.S. Aggregate Bond ETF

GCOR

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$833,852,121
# of Portfolio Holdings as of Period End	1,833
Portfolio Turnover Rate for the Period	245%
Total Net Advisory Fees Paid for the Period	$488,139

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

The Fund's net expense ratio decreased during the Period as a result of a reduction in unitary fees that took effect during the previous fiscal year.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
U.S. Treasury Obligations	47.0
Mortgage-Backed Securities	22.7
Corporate Obligations	21.6
Foreign Corporate Debt	4.9
Sovereign Debt Obligations	2.5
U.S. Government Agency Obligations	0.6
Other	10.0

Goldman Sachs Access U.S. Aggregate Bond ETF

GCOR

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of the Fund or the underlying data. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Access+U.S.+Aggregate+Bond+ETF&sf=funds&filters=funds%7CETF for the full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access U.S. Aggregate Bond ETF

38149W101-AR-0826  GCOR

Annual Shareholder Report

August 31, 2026

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

The NASDAQ Stock Market LLC: GPRF

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GPRF	$46	0.45%

How did the Fund perform and what affected its performance?

Interest rates had the greatest impact on the performance of U.S. preferred stocks and hybrid securities. The Federal Reserve (Fed), after cutting interest rates three times in late 2025, paused its monetary policy easing cycle in 2026 as inflation reaccelerated, driven by the outbreak of the U.S.-Iran war and the continued impact of trade tariffs. As inflation remained above the Fed's 2% target, the market began to price in potential Fed rate hikes, which led to a rise in long-term interest rates. In this environment, $1,000 par over-the-counter traded securities ($1,000 pars), which typically have variable rate structures, generated positive total returns, driven by coupon/dividend income and spread tightening. Conversely, $25 par exchange traded securities ($25 pars), which typically have fixed-rate coupons and are of longer duration, recorded negative total returns due to spread widening and higher long-term interest rates.

Top Contributors to Performance:

  The FTSE Goldman Sachs US Preferred Stock and Hybrids Index (Index) produced a positive return, with $1,000 pars outperforming $25 pars.

  The outperformance of $1,000 pars was driven in part by spread tightening of more than 36 basis points. In comparison, $25 pars saw spread widening of approximately 75 basis points.

  The relatively shorter duration of $1,000 pars added to Index performance, as these securities experienced a smaller negative impact from rising long-term interest rates.

  The Index benefited from its holdings in the electric, energy and insurance sectors.

  In terms of individual securities, the Index was helped by positions in CVS Health, a provider of integrated services across retail pharmacy, pharmacy benefit management and health insurance; PG&E, which sells and delivers electricity and natural gas to customers in northern and central California; and Sempra Energy, an energy services holding company (0.55%, 0.50% and 0.00%1 of Fund net assets as of August 31, 2026, respectively).

  From a broader company perspective, Sempra Energy; Dominion Energy, which provides regulated electricity and natural gas services in the U.S.; and Energy Transfer LP, an owner and operator of natural gas transportation pipelines and storage facilities added to Index performance.

Top Detractors from Performance:

  Holdings in the basic industry and communications sectors detracted most from Index performance.

  Two individual positions in media and entertainment conglomerate Paramount Global and a position in agricultural solutions company FMC detracted most from Index returns (0.30%, 0.18% and 0.12% of Fund net assets as of August 31, 2026, respectively).

  From a broader company perspective, the weakest performers in the Index were Paramount Global, FMC and telecommunications company Verizon.

1Some weights were 0.00% as of August 31, 2026, either because those positions were eliminated during the most recent rebalance, given the Index construction methodology, or because they were not held at all during the Period as they did not meet the Fund’s investment criteria.

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

GPRF

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	FTSE Goldman Sachs US Preferred Stock & Hybrid Index (Total Return, USD, Unhedged)	Bloomberg U.S. Aggregate Bond Index
7/30/24	$10,000	$10,000	$10,000
8/24	$10,210	$10,217	$10,199
8/25	$10,747	$10,790	$10,519
8/26	$11,033	$11,065	$10,718

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced July 30, 2024)	2.66%	4.82%
FTSE Goldman Sachs US Preferred Stock & Hybrid Index (Total Return, USD, Unhedged)	2.55%	4.96%
Bloomberg U.S. Aggregate Bond Index	1.89%	3.37%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

GPRF

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$146,026,491
# of Portfolio Holdings as of Period End	526
Portfolio Turnover Rate for the Period	24%
Total Net Advisory Fees Paid for the Period	$555,435

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Financial	23.5
Banks	23.1
Electric	19.1
Energy	9.1
Insurance	6.7
Wireless	5.1
Utilities	3.4
Communications	1.6
Financial Company	1.5
Other	5.8

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

GPRF

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

FTSE® is a trade mark of the London Stock Exchange Group Plc and its group undertakings and is used by FTSE Fixed Income under licence and Goldman Sachs is a trade mark of Goldman. All rights in and to the FTSE Goldman Sachs US Preferred Stock and Hybrids Index (“Index”) vest in FTSE Fixed Income. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by FTSE Fixed Income, Goldman or their licensors for any errors or for any loss from use of this publication. Neither FTSE Fixed Income, nor Goldman, or any of their licensors makes any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE Goldman Sachs US Preferred Stock and Hybrids Index or the fitness or suitability of the Index for any particular purpose to which it might be put. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by FTSE Goldman Sachs US Preferred Stock and Hybrids Index any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of FTSE Fixed Income. Distribution of any FTSE Fixed Income index values (including those of FTSE Goldman Sachs US Preferred Stock and Hybrids Index) and the use of such indices to create financial products is not permitted.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

38149W127-AR-0826  GPRF

Annual Shareholder Report

August 31, 2026

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

NYSE Arca, Inc.: GEM

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GEM	$44	0.37%

How did the Fund perform and what affected its performance?

The broad emerging markets equity market experienced volatility but performed robustly, driven by reduced currency pressures, appealing valuations, generally favorable trade agreements, accelerated foreign institutional investor inflows, resilient domestic demand in several economies, targeted policy support from governments and central banks, rising commodity prices and ongoing investor enthusiasm for semiconductor and other artificial intelligence (AI)-related stocks. Still, performance across sectors and individual country markets was diverse, with some showing resilience supported by domestic demand and foreign investment inflows, while others were affected by global trade policies, including tariffs, and slowed economic activity. Geopolitical tensions, including the conflict in the Middle East, impacted the emerging markets equity markets as well, creating both opportunities and challenges.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® Emerging Markets Equity Index (Index) constituents in the consumer discretionary, financials and communication services sectors contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index (EM Index).

  Index constituents in India, Saudi Arabia and Indonesia contributed most positively.

  The Fund’s Value Underlying Factor contributed positively.

  Underweight positions in South Korea-based semiconductor company SK Hynix, Chinese consumer electronics and smart manufacturing company Xiaomi and Chinese producer of energy vehicles, handset components and assembly services, rechargeable batteries, and photovoltaics BYD contributed most positively (4.73%, 0.29% and 0.01% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  Index constituents in the materials, information technology and industrials sectors detracted most from the Index’s results relative to the EM Index.

  Index constituents in Taiwan, China and South Africa detracted most.

  The Fund’s Quality, Low Volatility and Momentum Underlying Factors detracted.

  Underweight positions in SK Square, a South Korean investment holding company focused on semiconductors, information and communication technologies and digital platforms, and Unimicron Technology, a Taiwan-based printed circuit board manufacturer, and an overweight position in Pop Mart International Group, a Chinese toy company, detracted most (0.30%, 0.16% and 0.17% of Fund net assets as of August 31, 2026, respectively).

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

GEM

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Goldman Sachs ActiveBeta® Emerging Markets Equity Index	MSCI Emerging Markets Index (Net, USD, Unhedged)
9/1/16	$10,000	$10,000	$10,000
8/17	$12,249	$12,276	$12,453
8/18	$12,215	$12,309	$12,368
8/19	$11,823	$11,891	$11,829
8/20	$12,955	$13,042	$13,543
8/21	$15,610	$15,800	$16,403
8/22	$12,180	$12,349	$12,827
8/23	$12,607	$12,832	$12,988
8/24	$14,392	$14,894	$14,945
8/25	$16,942	$17,526	$17,456
8/26	$23,226	$24,111	$24,307

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	10 Years
Shares based on NAV (Commenced September 25, 2015)	37.09%	8.27%	8.79%
Goldman Sachs ActiveBeta® Emerging Markets Equity Index	37.57%	8.82%	9.20%
MSCI Emerging Markets Index (Net, USD, Unhedged)	39.25%	8.18%	9.28%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

GEM

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$1,750,004,120
# of Portfolio Holdings as of Period End	740
Portfolio Turnover Rate for the Period	35%
Total Net Advisory Fees Paid for the Period	$5,014,293

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective December 29, 2025, the Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.35% as an annual percentage rate of average daily net assets of the Fund and the Investment Adviser has agreed to reduce or limit “Other Expenses” from 0.05% to 0.00% of the Fund’s average daily net assets, through at least December 29, 2026, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund's net expense ratio decreased during the Period as a result of these changes.

Effective December 29, 2025, investments related to Greater China was added as a principal risk of the Fund.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	40.4%
Financials	19.9%
Consumer Discretionary	7.2%
Communication Services	6.2%
Materials	5.4%
Industrials	4.9%
Consumer Staples	3.3%
Other	14.8%

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

GEM

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

MSCI EM Index was used by Goldman as the reference universe for selection of companies included in Goldman Sachs ActiveBeta® Emerging Markets Equity Index ("Index"). MSCI does not in any way sponsor, support, promote or endorse the Index and/or the ETF. MSCI has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+ActiveBeta+Emerging+Markets+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

381430206-AR-0826  GEM

Annual Shareholder Report

August 31, 2026

Goldman Sachs ActiveBeta® Europe Equity ETF

NYSE Arca, Inc.: GSEU

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® Europe Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSEU	$28	0.25%

How did the Fund perform and what affected its performance?

The broad European equity markets performed strongly, driven by a combination of resilient corporate earnings, a marked pick-up in foreign investment inflow, a highly concentrated rally in its hardware and semiconductor supply chain fueled by global data center expansion, a surge in bank profitability amid an end to a low-to-negative interest rate era, easing economic anxiety, large fiscal stimulus packages, a broad shift toward regional strategic autonomy, and attractive valuations compared to U.S. equities. Still, the European equity markets experienced volatility amid geopolitical tensions, global tariff concerns, energy transitions and sticky inflation. For the Period overall, the U.K. equity market outperformed the equity markets of continental Europe, though both the MSCI Europe ex UK Index and MSCI UK Index generated double-digit positive returns.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® Europe Equity Index (Index) constituents in the consumer discretionary, health care and industrials sectors contributed most positively to the Index’s results relative to the MSCI Europe Index (Europe Index).

  Index constituents in France, Denmark and Italy contributed most positively.

  The Fund’s Value and Momentum Underlying Factors contributed positively.

  Overweight positions in Denmark-based integrated logistics and container shipping company AP Moller-Maersk and Germany-based life science company Bayer and an underweight position in France-based health care company EssilorLuxottica contributed most positively (0.39%, 0.69% and 0.10% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  Index constituents in the information technology, utilities and materials sectors detracted most from the Index’s results relative to the Europe Index.

  Index constituents in the U.K., the Netherlands and Switzerland detracted most.

  The Fund’s Quality and Low Volatility Underlying Factors detracted.

  An underweight position in Netherlands-based information technology company ASML Holding and overweight positions in U.K.-based digital automotive marketplace Auto Trader Group and Germany-based software provider for the architecture, engineering, construction and operations industries as well as for the media and entertainment industries Nemetschek Group detracted most (4.21%, 0.00%1 and 0.25% of Fund net assets as of August 31, 2026, respectively).

1 Some weights are 0.00% at August 31, 2026 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Period.

Goldman Sachs ActiveBeta® Europe Equity ETF

GSEU

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Goldman Sachs ActiveBeta® Europe Equity Index	MSCI Europe Index
9/1/16	$10,000	$10,000	$10,000
8/17	$11,946	$11,970	$11,943
8/18	$12,472	$12,495	$12,256
8/19	$12,079	$12,091	$11,885
8/20	$12,889	$12,908	$12,530
8/21	$16,814	$16,893	$16,186
8/22	$12,642	$12,735	$12,695
8/23	$15,727	$15,737	$15,552
8/24	$18,594	$18,622	$18,630
8/25	$21,383	$21,450	$21,104
8/26	$25,682	$25,794	$25,397

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	10 Years
Shares based on NAV (Commenced March 2, 2016)	20.10%	8.84%	9.88%
Goldman Sachs ActiveBeta® Europe Equity Index	20.25%	8.83%	9.93%
MSCI Europe Index	20.34%	9.42%	9.76%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs ActiveBeta® Europe Equity ETF

GSEU

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$177,428,498
# of Portfolio Holdings as of Period End	339
Portfolio Turnover Rate for the Period	28%
Total Net Advisory Fees Paid for the Period	$268,792

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Financials	27.9%
Industrials	18.3%
Health Care	12.9%
Information Technology	8.9%
Consumer Staples	8.0%
Consumer Discretionary	6.6%
Materials	4.7%
Energy	4.5%
Utilities	4.5%
Other	3.8%

Goldman Sachs ActiveBeta® Europe Equity ETF

GSEU

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

MSCI Europe Index was used by Goldman as the reference universe for selection of companies included in Goldman Sachs ActiveBeta® Europe Equity Index ("Index"). MSCI does not in any way sponsor, support, promote or endorse the Index and/or the ETF. MSCI has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+ActiveBeta+Europe+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® Europe Equity ETF

381430305-AR-0826  GSEU

Annual Shareholder Report

August 31, 2026

Goldman Sachs ActiveBeta® International Equity ETF

NYSE Arca, Inc.: GSIE

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® International Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSIE	$28	0.25%

How did the Fund perform and what affected its performance?

The broad international equity market posted double-digit positive returns for the Period but experienced varied performance, influenced by diverse economic conditions, central bank policies and political and geopolitical developments. Still, strong performance overall was supported by a broad-based economic recovery in developed markets, a softening U.S. dollar that provided a material tailwind to U.S. dollar-denominated returns, an artificial intelligence investment theme that moved beyond pure-play technology into the wider industrial value chain, and resilient corporate earnings.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® International Equity Index (Index) constituents in the consumer discretionary, industrials, health care and communication services sectors contributed most positively to the Index’s results relative to the MSCI World ex USA Index (World ex USA Index).

  Index constituents in France, Singapore and Italy contributed most positively.

  The Fund’s Value and Momentum Underlying Factors contributed positively.

  An overweight position in Japan-based manufacturer of semiconductor and component test system products and mechatronics-related products Advantest and underweight positions in Japan-based video game and gaming systems creator Nintendo and France-based health care company EssilorLuxottica contributed most positively (0.91%, 0.00%1 and 0.02% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  Index constituents in the information technology, materials and utilities sectors detracted most from the Index’s results relative to the World ex USA Index.

  Index constituents in Canada, the Netherlands and Japan detracted most.

  The Fund’s Quality and Low Volatility Underlying Factors detracted.

  Underweight positions in Netherlands-based information technology company ASML Holding and Australia-based materials company BHP Group and an overweight position in Israel-based cloud-based web development and software-as-a-service platform Wix.com detracted most (2.19%, 0.56% and 0.00%1 of Fund net assets as of August 31, 2026, respectively).

1 Some weights are 0.00% at August 31, 2026 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Period.

Goldman Sachs ActiveBeta® International Equity ETF

GSIE

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Goldman Sachs ActiveBeta® International Equity Index	MSCI World ex USA Index
9/1/16	$10,000	$10,000	$10,000
8/17	$11,766	$11,787	$11,714
8/18	$12,507	$12,537	$12,242
8/19	$12,121	$12,144	$11,887
8/20	$12,844	$12,884	$12,596
8/21	$16,328	$16,396	$15,942
8/22	$13,033	$13,099	$12,984
8/23	$15,170	$15,246	$15,119
8/24	$17,968	$18,061	$18,060
8/25	$20,952	$21,072	$20,747
8/26	$25,352	$25,535	$25,384

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	10 Years
Shares based on NAV (Commenced November 6, 2015)	21.00%	9.19%	9.74%
Goldman Sachs ActiveBeta® International Equity Index	21.18%	9.26%	9.82%
MSCI World ex USA Index	22.35%	9.74%	9.76%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs ActiveBeta® International Equity ETF

GSIE

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$6,115,840,079
# of Portfolio Holdings as of Period End	633
Portfolio Turnover Rate for the Period	30%
Total Net Advisory Fees Paid for the Period	$13,086,241

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Financials	29.6%
Industrials	17.4%
Information Technology	9.9%
Health Care	8.9%
Consumer Discretionary	8.3%
Consumer Staples	7.4%
Materials	5.9%
Energy	4.6%
Utilities	3.6%
Other	4.2%

Goldman Sachs ActiveBeta® International Equity ETF

GSIE

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

MSCI World ex US Index was used by Goldman as the reference universe for selection of companies included in Goldman Sachs ActiveBeta® International Equity Index ("Index"). MSCI does not in any way sponsor, support, promote or endorse the Index and/or the ETF. MSCI has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+ActiveBeta+International+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® International Equity ETF

381430107-AR-0826  GSIE

Annual Shareholder Report

August 31, 2026

Goldman Sachs ActiveBeta® Japan Equity ETF

NYSE Arca, Inc.: GSJY

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® Japan Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSJY	$28	0.25%

How did the Fund perform and what affected its performance?

Even as volatility remained elevated amid geopolitical and macroeconomic uncertainty, the Japanese equity market posted strong double-digit positive returns for the Period, driven by improved political stability, proactive fiscal stimulus, aggressive corporate governance reforms, an exit from the Bank of Japan’s loose monetary policy era, a historic shift out of deflation into sustainable inflation, and robust corporate earnings supported by global demand for technology and semiconductors. Further, ongoing structural interest from international investors, coupled with active domestic allocation into equities, provided a foundation for the market despite currency fluctuations and global interest rate jitters.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® Japan Equity Index (Index) constituents in the communication services, health care and energy sectors contributed most positively to the Index’s results relative to the MSCI Japan Index (Japan Index).

  The Fund’s Value Underlying Factor contributed positively.

  An underweight position in Nintendo, a video game and gaming systems creator, and overweight positions in Sumitomo Electric Industries, a wire, cable and materials manufacturer, and Advantest, a manufacturer of semiconductor and component test system products and mechatronics-related products, contributed most positively (0.43%, 1.04% and 3.56% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  Index constituents in the information technology, financials and industrials sectors detracted most from the Index’s results relative to the Japan Index.

  The Fund’s Momentum, Quality and Low Volatility Underlying Factors detracted.

  An underweight position in Kioxia Holdings, a semiconductor manufacturer, and overweight positions in Aisin, an automotive components supplier, and Subaru, an auto and aerospace products manufacturer, detracted most (1.33%, 0.65% and 0.27% of Fund net assets as of August 31, 2026, respectively).

Goldman Sachs ActiveBeta® Japan Equity ETF

GSJY

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Goldman Sachs ActiveBeta® Japan Equity Index	MSCI Japan Index
9/1/16	$10,000	$10,000	$10,000
8/17	$11,474	$11,473	$11,369
8/18	$12,555	$12,534	$12,398
8/19	$12,012	$11,931	$11,702
8/20	$13,114	$13,024	$12,891
8/21	$15,477	$15,353	$15,464
8/22	$12,574	$12,451	$12,532
8/23	$14,546	$14,406	$14,450
8/24	$17,207	$17,037	$17,295
8/25	$19,575	$19,391	$19,533
8/26	$24,801	$24,590	$24,967

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	10 Years
Shares based on NAV (Commenced March 2, 2016)	26.70%	9.89%	9.50%
Goldman Sachs ActiveBeta® Japan Equity Index	26.81%	9.87%	9.41%
MSCI Japan Index	27.82%	10.05%	9.58%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs ActiveBeta® Japan Equity ETF

GSJY

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$98,999,794
# of Portfolio Holdings as of Period End	159
Portfolio Turnover Rate for the Period	23%
Total Net Advisory Fees Paid for the Period	$165,827

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Industrials	23.6%
Financials	20.9%
Information Technology	18.0%
Consumer Discretionary	14.8%
Health Care	4.6%
Communication Services	4.6%
Consumer Staples	4.1%
Materials	3.8%
Energy	3.1%
Other	2.4%

Goldman Sachs ActiveBeta® Japan Equity ETF

GSJY

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

MSCI Japan Index was used by Goldman as the reference universe for selection of companies included in Goldman Sachs ActiveBeta® Japan Equity Index ("Index"). MSCI does not in any way sponsor, support, promote or endorse the Index and/or the ETF. MSCI has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+ActiveBeta+Japan+Equity+ETF&sf=funds&filters=funds%7CETF for the full disclaimer.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI,S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® Japan Equity ETF

381430404-AR-0826  GSJY

Annual Shareholder Report

August 31, 2026

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

NYSE Arca, Inc.: GSLC

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSLC	$10	0.09%

How did the Fund perform and what affected its performance?

The broad U.S. equity market delivered strong gains overall, driven by resilient corporate earnings, solid labor data and expanding artificial intelligence (AI) infrastructure. Monetary policy also played a crucial role, with the Federal Reserve implementing interest rate cuts in the last months of 2025 and then holding steady, as it weighed inflation that remained above target. Still, U.S. equities faced periodic volatility around AI monetization, returns on investment and debt issuance. Concurrently, geopolitical tensions, including maritime shipping disruptions and trade tariffs, drove commodity and energy market volatility. Corporate fundamentals cushioned pullbacks, with profit margins and earnings rather consistently beating consensus expectations across the information technology, industrials and health care sectors.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (Index) constituents in the financials and real estate sectors were the only two sectors that contributed positively to the Index’s results relative to the S&P 500 Index during the Period.

  The Fund’s Value Underlying Factor contributed positively.

  Overweight positions in data storage company Western Digital and media and entertainment company Warner Bros. Discovery and a neutral position in semiconductor company Marvell Technology contributed most positively (0.41%, 0.31% and 0.13% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  Index constituents in the information technology, communication services and industrials sectors detracted most from the Index’s results relative to the S&P 500 Index.

  The Fund’s Quality, Low Volatility and Momentum Underlying Factors detracted.

  Underweight positions in semiconductor company Micron Technology, Google parent company Alphabet and semiconductor company Advanced Micro Devices detracted most (1.24%, 2.88% and 0.69% of Fund net assets as of August 31, 2026, respectively).

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

GSLC

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index	S&P 500® Index
9/1/16	$10,000	$10,000	$10,000
8/17	$11,415	$11,430	$11,623
8/18	$13,886	$13,921	$13,908
8/19	$14,222	$14,270	$14,314
8/20	$17,333	$17,412	$17,455
8/21	$22,569	$22,693	$22,895
8/22	$19,703	$19,825	$20,324
8/23	$22,625	$22,787	$23,564
8/24	$28,729	$28,962	$29,959
8/25	$33,185	$33,492	$34,717
8/26	$38,700	$39,091	$41,792

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	10 Years
Shares based on NAV (Commenced September 17, 2015)	16.62%	11.38%	14.48%
Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index	16.72%	11.48%	14.60%
S&P 500® Index	20.38%	12.78%	15.37%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

GSLC

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$15,182,528,214
# of Portfolio Holdings as of Period End	427
Portfolio Turnover Rate for the Period	17%
Total Net Advisory Fees Paid for the Period	$13,238,962

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	38.0%
Financials	11.4%
Health Care	9.8%
Communication Services	9.6%
Consumer Discretionary	9.3%
Industrials	8.0%
Consumer Staples	5.5%
Energy	3.3%
Utilities	1.8%
Other	3.3%

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

GSLC

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2026 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

381430503-AR-0826  GSLC

Annual Shareholder Report

August 31, 2026

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

NYSE Arca, Inc.: GSSC

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSSC	$22	0.20%

How did the Fund perform and what affected its performance?

The broad U.S. equity market delivered strong gains overall, driven by resilient corporate earnings, solid labor data and expanding artificial intelligence (AI) infrastructure. Monetary policy also played a crucial role, with the Federal Reserve implementing interest rate cuts in the last months of 2025 and then holding steady, as it weighed inflation that remained above target. Still, U.S. equities faced periodic volatility around AI monetization, returns on investment and debt issuance. Concurrently, geopolitical tensions, including maritime shipping disruptions and trade tariffs, drove commodity and energy market volatility. Corporate fundamentals cushioned pullbacks, with profit margins and earnings rather consistently beating consensus expectations across the information technology, industrials and health care sectors. Small-cap equities outperformed their larger counterparts during the Period as a whole, but the third quarter of 2025 was especially challenging, as the market then favored lower quality, unprofitable and highly volatile stocks, creating headwinds for our quality-focused, lower volatility strategy.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (Index) constituents in the financials, industrials and real estate sectors contributed most positively to the Index’s results relative to the Russell 2000® Index (Russell Index).

  The Fund’s Value Underlying Factor contributed positively.

  Overweight positions in precision medicine diagnostics company CareDx, biotechnology company 10X Genomics and designer and installer of integrated electrical and technology systems IES Holdings contributed most positively (0.41%, 0.50% and 0.00%1 of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  Index constituents in the health care, information technology and communication services sectors detracted most from the Index’s results relative to the Russell Index.

  The Fund’s Quality, Low Volatility and Momentum Underlying Factors detracted.

  Underweight positions in solid-oxide fuel cell systems manufacturer Bloom Energy, provider of test and measurement technologies for the semiconductor industry FormFactor and commercial-stage biopharmaceutical company Arrowhead Pharmaceuticals detracted most (0.00%1, 0.00%1 and 0.00%1 of Fund net assets as of August 31, 2026, respectively).

1 Some weights are 0.00% at August 31, 2026 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Period.

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

GSSC

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index	Russell 2000® Index	Russell 3000® Index
6/28/17	$10,000	$10,000	$10,000	$10,000
8/17	$9,824	$9,832	$9,878	$10,138
8/18	$12,406	$12,450	$12,392	$12,191
8/19	$10,882	$10,910	$10,794	$12,351
8/20	$11,224	$11,260	$11,444	$14,999
8/21	$16,887	$16,995	$16,832	$19,954
8/22	$14,700	$14,825	$13,822	$17,304
8/23	$15,721	$15,898	$14,465	$19,858
8/24	$18,708	$18,951	$17,136	$25,049
8/25	$20,381	$20,706	$18,536	$29,017
8/26	$24,899	$25,360	$23,440	$34,850

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced June 28, 2017)	22.17%	8.07%	10.44%
Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index	22.48%	8.33%	10.66%
Russell 2000® Index	26.46%	6.84%	9.72%
Russell 3000® Index	20.10%	11.79%	14.56%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

GSSC

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$1,080,538,003
# of Portfolio Holdings as of Period End	1,414
Portfolio Turnover Rate for the Period	36%
Total Net Advisory Fees Paid for the Period	$1,680,275

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Health Care	21.3%
Financials	18.1%
Industrials	13.3%
Information Technology	13.1%
Consumer Discretionary	10.0%
Energy	6.5%
Real Estate	4.5%
Materials	3.4%
Consumer Staples	3.1%
Other	6.5%

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

GSSC

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Russell 2000 Index was used by Goldman as the starting universe for selection of companies included in Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index ("Index"). Russell does not in any way sponsor, support, promote or endorse the Index and/or the ETF. Russell has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+ActiveBeta+U.S.+Small+Cap+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

381430602-AR-0826  GSSC

Annual Shareholder Report

August 31, 2026

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Cboe BZX Exchange, Inc.: GSEW

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSEW	$10	0.09%

How did the Fund perform and what affected its performance?

The broad U.S. equity market delivered strong gains overall, driven by resilient corporate earnings, solid labor data and expanding artificial intelligence (AI) infrastructure. Monetary policy also played a crucial role, with the Federal Reserve implementing interest rate cuts in the last months of 2025 and then holding steady, as it weighed inflation that remained above target. Still, U.S. equities faced periodic volatility around AI monetization, returns on investment and debt issuance. Concurrently, geopolitical tensions, including maritime shipping disruptions and trade tariffs, drove commodity and energy market volatility. Corporate fundamentals cushioned pullbacks, with profit margins and earnings rather consistently beating consensus expectations across the information technology, industrials and health care sectors.

Top Contributors to Performance:

  Relative to the S&P 500® Index, the energy, industrials and materials sectors contributed most positively to the Solactive U.S. Large Cap Equal Weight Index’s (GTR) (Index) results.

  Relative to the S&P 500® Index, positions in social media platforms giant Meta Platforms, semiconductor company Marvell Technology and biotechnology and pharmaceuticals company Moderna contributed most positively to the Index’s results during the Period (0.20%, 0.20% and 0.50% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  Relative to the S&P 500® Index, the information technology, communication services and consumer discretionary sectors detracted most from the Index’s results.

  Relative to the S&P 500® Index, positions in communication services company Alphabet, information technology products giant Apple and semiconductor company NVIDIA detracted most from the Index’s results during the Period (0.19%, 0.21% and 0.20% of Fund net assets as of August 31, 2026, respectively).

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

GSEW

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Solactive U.S. Large Cap Equal Weight Index (GTR)	S&P 500® Index
9/12/17	$10,000	$10,000	$10,000
8/18	$11,560	$11,577	$11,842
8/19	$11,747	$11,783	$12,188
8/20	$13,170	$13,239	$14,862
8/21	$18,380	$18,499	$19,494
8/22	$15,718	$15,841	$17,305
8/23	$17,067	$17,227	$20,063
8/24	$20,981	$21,195	$25,509
8/25	$23,607	$23,852	$29,559
8/26	$27,658	$27,969	$35,584

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 12, 2017)	17.16%	8.51%	12.00%
Solactive U.S. Large Cap Equal Weight Index (GTR)	17.26%	8.61%	12.14%
S&P 500® Index	20.38%	12.78%	15.19%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

GSEW

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$2,076,209,009
# of Portfolio Holdings as of Period End	499
Portfolio Turnover Rate for the Period	55%
Total Net Advisory Fees Paid for the Period	$1,424,736

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	17.5%
Industrials	16.3%
Financials	15.1%
Health Care	12.4%
Consumer Discretionary	8.3%
Consumer Staples	5.8%
Utilities	5.6%
Energy	5.1%
Materials	5.0%
Other	8.8%

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

GSEW

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Equal+Weight+U.S.+Large+Cap+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2026 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

381430438-AR-0826  GSEW

Annual Shareholder Report

August 31, 2026

Goldman Sachs Hedge Industry VIP ETF

NYSE Arca, Inc.: GVIP

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Hedge Industry VIP ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GVIP	$49	0.45%

How did the Fund perform and what affected its performance?

The broad U.S. equity market delivered strong gains overall, driven by resilient corporate earnings, solid labor data and expanding artificial intelligence (AI) infrastructure. Monetary policy also played a crucial role, with the Federal Reserve implementing interest rate cuts in the last months of 2025 and then holding steady, as it weighed inflation that remained above target. Still, U.S. equities faced periodic volatility around AI monetization, returns on investment and debt issuance. Concurrently, geopolitical tensions, including maritime shipping disruptions and trade tariffs, drove commodity and energy market volatility. Corporate fundamentals cushioned pullbacks, with profit margins and earnings rather consistently beating consensus expectations across the information technology, industrials and health care sectors.

Top Contributors to Performance:

  Relative to the S&P 500® Index, the information technology and health care sectors were the only two sectors to contribute positively to the Goldman Sachs Hedge Fund VIP IndexTM TR (Index) results during the Period.

  Relative to the S&P 500® Index, positions in information technology companies Sandisk, Western Digital and Micron Technology contributed most positively to the Index’s results during the Period (2.00%, 0.00%1 and 2.06% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  Relative to the S&P 500® Index, the consumer discretionary, industrials and financials sectors detracted most from the Index’s results.

  Relative to the S&P 500® Index, positions in information technology products giant Apple and semiconductor companies NVIDIA and Intel contributed least to the Index’s results during the Period (2.16%, 2.05% and 1.83% of Fund net assets as of August 31, 2026, respectively).

1Some weights are 0.00% at August 31, 2026 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Period as they did not meet the Fund’s investment criteria.

Goldman Sachs Hedge Industry VIP ETF

GVIP

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Goldman Sachs Hedge Fund VIP Index™ TR	S&P 500® Index
11/1/16	$10,000	$10,000	$10,000
8/17	$12,661	$12,714	$11,918
8/18	$14,594	$14,725	$14,261
8/19	$14,450	$14,597	$14,678
8/20	$20,259	$20,639	$17,898
8/21	$26,336	$26,961	$23,476
8/22	$19,239	$19,781	$20,840
8/23	$22,682	$23,425	$24,162
8/24	$29,893	$30,869	$30,720
8/25	$37,008	$38,358	$35,598
8/26	$44,132	$45,988	$42,853

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced November 1, 2016)	19.25%	10.87%	16.29%
Goldman Sachs Hedge Fund VIP Index™ TR	19.89%	11.26%	16.77%
S&P 500® Index	20.38%	12.78%	15.94%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Hedge Industry VIP ETF

GVIP

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$566,907,311
# of Portfolio Holdings as of Period End	51
Portfolio Turnover Rate for the Period	140%
Total Net Advisory Fees Paid for the Period	$2,138,320

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	31.0%
Financials	14.6%
Communication Services	14.4%
Industrials	13.5%
Consumer Discretionary	12.6%
Health Care	8.3%
Utilities	3.6%
Real Estate	1.7%
Other	0.1%

Goldman Sachs Hedge Industry VIP ETF

GVIP

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2026 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Hedge Industry VIP ETF

381430545-AR-0826  GVIP

Annual Shareholder Report

August 31, 2026

Goldman Sachs India Equity ETF

The NASDAQ Stock Market LLC: GIND

Fund Overview

This annual shareholder report contains important information about Goldman Sachs India Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GIND	$75	0.75%

How did the Fund perform and what affected its performance?

The broad Indian equity market posted negative returns, in U.S. dollars, driven primarily by persistent foreign capital outflows until June 2026, surging global crude oil prices driven by Middle East conflicts, sluggish revenue growth and compressed profit margins across major sectors, and a weakening Indian rupee that added imported cost pressures. Despite these headwinds, India consistently maintained its position as the fastest growing major economy globally, supported by financialization of household assets, public capital expenditure and a resurgence in private consumption. In our view, India continued to offer a rare combination of structural growth and robust underlying macroeconomic and corporate fundamentals. The Indian equity market correction cooled valuations substantially, making it a relatively attractive entry point for long-term investors, in our opinion.

Top Contributors to Performance:

  Relative to the MSCI India IMI (Net returns, Unhedged, USD) (Index), the health care, consumer discretionary and materials sectors contributed most positively to the Fund’s results.

  Relative to the Index, positions in Laurus Labs, a pharmaceutical and biotechnology company; Divi’s Laboratories, a manufacturer of active pharmaceutical ingredients, custom synthesis for big pharma companies, and nutraceuticals; and Axis Bank, a banking and financial services company and one of India’s largest private sector banks, contributed most positively to the Fund’s results during the Period (0.38%, 1.66% and 2.36% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  Relative to the Index, the real estate, communication services and energy sectors detracted most from the Fund’s results.

  Relative to the Index, positions in HDFC Bank, a private sector bank and financial services conglomerate; Infosys Technologies, a digital services, consulting and technology outsourcing company; and Reliance Industries, which engages in hydrocarbon exploration and production, petroleum refining and marketing, petrochemicals, retail and telecommunications, detracted most from the Fund’s results during the Period (3.10%, 1.63% and 2.79% of Fund net assets as of August 31, 2026, respectively).

Goldman Sachs India Equity ETF

GIND

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	MSCI India IMI (Net, USD, Unhedged)
4/1/25	$10,000	$10,000
8/25	$10,289	$10,291
8/26	$10,160	$10,071

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced April 1, 2025)	-1.25%	1.13%
MSCI India IMI (Net, USD, Unhedged)	-2.14%	0.50%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs India Equity ETF

GIND

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$171,670,374
# of Portfolio Holdings as of Period End	128
Portfolio Turnover Rate for the Period	37%
Total Net Advisory Fees Paid for the Period	$938,380

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Financials	29.3%
Consumer Discretionary	17.6%
Industrials	12.8%
Health Care	9.9%
Materials	9.4%
Information Technology	6.6%
Consumer Staples	4.2%
Energy	2.9%
Real Estate	2.4%
Other	5.5%

Goldman Sachs India Equity ETF

GIND

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), any and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs India Equity ETF

38149W481-AR-0826  GIND

Annual Shareholder Report

August 31, 2026

Goldman Sachs Innovate Equity ETF

NYSE Arca, Inc.: GINN

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Innovate Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GINN	$55	0.50%

How did the Fund perform and what affected its performance?

The broad global equity market produced positive returns in a dynamic and often volatile environment, shaped by a combination of geopolitical developments, shifting trade and fiscal policy expectations, and ongoing macroeconomic uncertainty. These factors led to sharp swings in investor sentiment and increased performance dispersion across regions, sectors and individual companies, as investors reassessed the implications of policy changes, supply chain considerations and global economic growth prospects. Global equities were generally resilient despite periodic bouts of volatility, supported by constructive economic fundamentals and corporate adaptability. Many businesses delivered solid financial results, reinforcing market confidence in underlying corporate fundamentals. Investors appeared to differentiate between companies based on their ability to execute, sustain growth and navigate an evolving geopolitical and economic landscape.

Top Contributors to Performance:

  The Solactive Innovative Global Equity Index (Index) generated positive returns, with all five Key Themes—Data-Driven World, Finance Reimagined, Human Evolution, Manufacturing Revolution and New Age Consumer—adding to performance.

  The Data-Driven World Key Theme was the largest positive contributor, as ongoing investment in artificial intelligence (AI), cloud infrastructure and digital transformation supported strong corporate earnings growth. Market leadership was concentrated in companies with durable competitive advantages and clear monetization opportunities tied to the expanding data economy.

  The Manufacturing Revolution Key Theme was the second largest contributor to Index returns amid a growing focus on supply chain resiliency, domestic production capabilities and strategic industrial investment. Companies also benefited from increasing demand for advanced manufacturing technologies and automation solutions.

  The Index was helped during the Period by its positions in Intel, a semiconductor company that designs and manufactures processors, data center chips and other computing technologies; Alphabet, the parent company of Google and operator of businesses in search, digital advertising, cloud computing, AI and autonomous driving; and Micron Technology, a producer of memory and storage semiconductors (1.12%, 1.90% and 0.49% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  During the Period, the Index was hurt by its positions in U.S.-based Meta Platforms, China-based Tencent Holdings and Singapore-based Sea—all technology conglomerates (1.52%, 1.16% and 0.59% of Fund net assets as of August 31, 2026, respectively).

Goldman Sachs Innovate Equity ETF

GINN

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Solactive Innovative Global Equity Index (Net total Return, USD, Unhedged)	MSCI ACWI Index
11/6/20	$10,000	$10,000	$10,000
8/21	$12,680	$12,738	$12,662
8/22	$8,832	$8,864	$10,651
8/23	$10,013	$10,048	$12,137
8/24	$12,102	$12,172	$14,982
8/25	$14,593	$14,719	$17,348
8/26	$17,308	$17,493	$21,225

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced November 6, 2020)	18.61%	6.42%	9.90%
Solactive Innovative Global Equity Index (Net total Return, USD, Unhedged)	18.84%	6.54%	10.10%
MSCI ACWI Index	22.35%	10.88%	13.82%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Innovate Equity ETF

GINN

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$198,022,542
# of Portfolio Holdings as of Period End	474
Portfolio Turnover Rate for the Period	35%
Total Net Advisory Fees Paid for the Period	$1,065,660

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	28.3%
Health Care	21.5%
Consumer Discretionary	14.4%
Financials	13.6%
Communication Services	10.5%
Industrials	6.4%
Utilities	1.8%
Consumer Staples	1.4%
Energy	1.2%
Other	0.6%

Goldman Sachs Innovate Equity ETF

GINN

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+Innovate+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Innovate Equity ETF

38149W820-AR-0826  GINN

Annual Shareholder Report

August 31, 2026

Goldman Sachs MSCI World Private Equity Return Tracker ETF

The NASDAQ Stock Market LLC: GTPE

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MSCI World Private Equity Return Tracker ETF (the “Fund”) for the period of October 21, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GTPE	$45Footnote Reference*	0.47%Footnote Reference**
Footnote	Description
Footnote*	The Fund has less than one year of operations. Expenses would be higher if the Fund operated for a full year.
Footnote**	Annualized

How did the Fund perform and what affected its performance?

The broad global equity market posted strong positive returns, but individual country markets experienced varied performance, influenced by diverse economic conditions, central bank policies and political and geopolitical developments. Internationally, performance was supported by a broad-based economic recovery in developed markets, a softening U.S. dollar that provided a material tailwind to U.S. dollar-denominated returns, an artificial intelligence (AI) investment theme that moved beyond pure-play technology into the wider industrial value chain, and resilient corporate earnings. In the U.S., resilient corporate earnings, solid labor data and expanding AI infrastructure drove gains most. Monetary policy also played a crucial role, with the U.S. Federal Reserve implementing interest rate cuts in the last months of 2025 and then holding steady, as it weighed inflation that remained above target. Periodic volatility, on a global basis, was largely based on investor concerns around AI monetization, returns on investment and debt issuance as well as geopolitical tensions, including maritime shipping disruptions and trade tariffs.

Top Contributors to Performance:

  The information technology and health care sectors contributed most positively.

  From a country perspective, exposure to the U.S. contributed most positively.

  Relative to the MSCI World Private Equity Return Tracker Index (Index), an underweight in U.S.-based pharmaceutical firm Eli Lilly & Co., an overweight in Singapore-based data storage company Seagate Technology Holdings and a neutral position in U.S.-based analytics software provider Fair Isaac contributed most positively (2.54%, 0.13% and 0.68% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  The energy sector detracted most.

  Country exposures to Germany and Canada detracted most.

  Relative to the Index, underweights in semiconductor companies Advanced Micro Devices and Marvell Technology and an overweight in entertainment services provider Netflix—each a U.S.-based company—detracted most (2.23%, 2.13% and 0.54% of Fund net assets as of August 31, 2026, respectively).

Goldman Sachs MSCI World Private Equity Return Tracker ETF

GTPE

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	MSCI World Private Equity Return Tracker Index (Net, USD, Unhedged)	MSCI World Index IMI (Net, USD, Unhedged)
10/21/25	$10,000	$10,000	$10,000
8/26	$12,287	$12,342	$11,608

Average Annual Total Returns (%)

Table Summary
Since Inception
Shares based on NAV (Commenced October 21, 2025)	22.87%
MSCI World Private Equity Return Tracker Index (Net, USD, Unhedged)	23.42%
MSCI World Index IMI (Net, USD, Unhedged)	16.08%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs MSCI World Private Equity Return Tracker ETF

GTPE

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$30,705,566
# of Portfolio Holdings as of Period End	1,581
Portfolio Turnover Rate for the Period	88%
Total Net Advisory Fees Paid for the Period	$99,275

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	25.9%
Industrials	14.0%
Financials	11.0%
Health Care	8.2%
Consumer Discretionary	6.0%
Consumer Staples	4.0%
Energy	3.9%
Real Estate	2.9%
Communication Services	2.0%
Other	21.3%

Goldman Sachs MSCI World Private Equity Return Tracker ETF

GTPE

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by [Licensee]. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this fund or any other person or entity regarding the advisability of investing in funds generally or in this fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to this fund or the issuer or owners of this fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the issuer or owners of this fund or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by or the consideration into which this fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of this fund or any other person or entity in connection with the administration, marketing or offering of this fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indexes from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the fund, owners of the fund, or any other person or entity, from the use of any MSCI index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parites hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MSCI World Private Equity Return Tracker ETF

38149W457-AR-0826  GTPE

Annual Shareholder Report

August 31, 2026

Goldman Sachs Small Cap Equity ETF

NYSE Arca, Inc.: GSC

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Small Cap Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSC	$83	0.75%

How did the Fund perform and what affected its performance?

The broad U.S. equity market delivered strong gains overall, driven by resilient corporate earnings, solid labor data and expanding artificial intelligence (AI) infrastructure. Monetary policy also played a crucial role, with the Federal Reserve implementing interest rate cuts in the last months of 2025 and then holding steady, as it weighed inflation that remained above target. Still, U.S. equities faced periodic volatility around AI monetization, returns on investment and debt issuance. Concurrently, geopolitical tensions, including maritime shipping disruptions and trade tariffs, drove commodity and energy market volatility. Corporate fundamentals cushioned pullbacks, with profit margins and earnings rather consistently beating consensus expectations across the information technology, industrials and health care sectors. Small-cap equities outperformed their larger counterparts during the Period as a whole, but the third quarter of 2025 was especially challenging, as the market then favored lower quality, unprofitable and highly volatile stocks, creating headwinds for our quality-focused, lower volatility strategy.

Top Contributors to Performance:

  The information technology and industrials sectors contributed most positively, driven by stock selection in the semiconductors & semiconductor equipment and aerospace & defense industries, respectively.

  Relative to the Russell 2000® Index, an out-of-benchmark position in clinical-stage precision oncology company Revolution Medicines proved beneficial on the back of historic results from its Phase 3 clinical trial for its pancreatic cancer drug, daraxonrasib. Strong early data from another pancreatic cancer drug candidate, zoldonrasib, further contributed to its stock’s appreciation.

  An overweight in cloud service provider DigitalOcean Holdings added to results. The company benefited from record annual run-rate revenues, an upsized $800 million capital raise to expand AI data center infrastructure, heightened AI infrastructure demand and multiple analyst upgrades.

  An out-of-benchmark position in Onto Innovation, which develops process control, advanced metrology, defect inspection, lithography and enterprise software for the microelectronics and semiconductor industries, contributed positively. Its stock rallied sharply following upward revisions to its revenue guidance and a surge in AI-driven advanced packaging demand.

  These three positions accounted for 0.00%1, 1.2% and 1.2% of Fund net assets as of August 31, 2026, respectively.

Top Detractors from Performance:

  Stock selection overall detracted most from the Fund’s relative results. To a lesser degree, sector allocation decisions as a whole also dampened relative results.

  The health care and financials sectors detracted most, driven by stock selection in the health care providers & services and capital markets industries, respectively.

  Relative to the Russell 2000® Index, an overweight to genomics and biotechnology company GeneDx Holdings detracted due to a conservative guidance release, which reignited investors’ growth concerns.

  An out-of-benchmark position in value retailer Ollie’s Bargain Outlet Holdings detracted. The company’s stock pulled back consequent to lower than consensus expected comparisons, which caused investors to recalibrate expectations.

  An overweight in Waystar Holding, a cloud-based software company focused on health care payments and revenue cycle management for health care providers, hurt. Its stock fell due to decelerating growth metrics and broader market worries around software and health care information technology spending.

  These three positions accounted for 0.00%1, 0.00%1 and 0.00%1 of Fund net assets as of August 31, 2026, respectively.

1Some weights are 0.00% at August 31, 2026 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Period as they did not meet the Fund’s investment criteria.

Goldman Sachs Small Cap Equity ETF

GSC

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Russell 2000® Index	Russell 3000® Index
10/3/23	$10,000	$10,000	$10,000
8/24	$13,405	$13,009	$13,463
8/25	$13,743	$14,072	$15,596
8/26	$16,663	$17,795	$18,730

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced October 3, 2023)	21.25%	19.16%
Russell 2000® Index	26.46%	21.88%
Russell 3000® Index	20.10%	24.05%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Small Cap Equity ETF

GSC

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$279,050,467
# of Portfolio Holdings as of Period End	99
Portfolio Turnover Rate for the Period	89%
Total Net Advisory Fees Paid for the Period	$1,455,038

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Financials	19.9%
Health Care	18.7%
Information Technology	16.3%
Industrials	14.6%
Consumer Discretionary	11.7%
Materials	4.9%
Energy	4.7%
Utilities	2.9%
Real Estate	2.6%
Other	3.8%

Goldman Sachs Small Cap Equity ETF

GSC

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Small Cap Equity ETF

38149W614-AR-0826  GSC

Annual Shareholder Report

August 31, 2026

Goldman Sachs Future Health Care Equity ETF

NYSE Arca, Inc.: GDOC

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Future Health Care Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GDOC	$81	0.75%

How did the Fund perform and what affected its performance?

When the Period began in the final months of 2025, health care stocks advanced as investors gained greater clarity around pricing, reimbursement and regulatory dynamics. Large pharmaceutical companies facing upcoming patent expirations sought external innovation to replenish their pipelines, which supported an increase in mergers and acquisitions (M&A) activity and investor interest in biotechnology and other innovative health care companies. This was particularly evident in the first quarter of 2026 when M&A activity accelerated in areas such as precision medicine, oncology, genomics, obesity and rare diseases. The companies that benefited most were those with differentiated technologies and clinical pipelines. In March 2026, the performance of health care stocks was increasingly influenced by broader market rotations, with investment flows often having a greater impact on returns than underlying company fundamentals.

Top Contributors to Performance:

  Relative to the MSCI ACWI Health Care Index (Index), the Fund’s best performing Key Theme was Precision Medicine. Among sub-themes, the Fund benefited most from positions in chronic diseases and targeted oncology.

  The Fund’s second-strongest Key Theme was Genomics, with its sub-theme of diagnostic testing adding to Fund performance.

  On an industry level, stock selection and an overweight position versus the Index in biotechnology added to the Fund’s returns. Stock selection among health care providers and services and within pharmaceuticals further bolstered performance.

  Regarding countries, the Fund was helped by an underweight in France and Australia as well as by stock selection in Belgium.

  The Fund benefited from overweight positions in Guardant Health, a precision oncology company specializing in blood-based genomic testing for cancer detection, treatment guidance and monitoring; Apogee Therapeutics, a clinical-stage biotechnology company developing novel biologics for inflammatory and immunology diseases; and Roivant Sciences, a biopharmaceutical company that develops and commercializes innovative therapies (4.02%, 0.00%1 and 2.48% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  The Fund, which is primarily invested in what may be considered the innovative parts of the health care ecosystem, generated positive absolute returns but underperformed the Index, as more established segments of the health care sector outperformed more innovative segments.

  Among Key Themes, the Fund was hurt most by Technology-Enabled Procedures, with minimally invasive surgery and robotic surgery the weakest sub-themes.

  Another Key Theme—Digital Healthcare—also detracted from relative performance. Connective devices was the weakest sub-theme within Digital Healthcare.

  On the industry level, the Fund’s allocations to health care equipment and supplies and to life sciences tools and services limited relative returns.

  In terms of countries, stock selection in the U.S. and Switzerland, along with an underweight in Israel, detracted from returns.

  The Fund was hampered by an overweight position in Boston Scientific, a medical device manufacturer and by underweights in Insulet, an insulin management system platform provider, and Veeva Systems, a provider of cloud-based software, artificial intelligence, data and consulting solutions for the global life sciences industry (1.54%, 0.00%1 and 0.00%1 of Fund net assets as of August 31, 2026, respectively).

1Some weights are 0.00% at August 31, 2026 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Period.

Goldman Sachs Future Health Care Equity ETF

GDOC

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	MSCI ACWI Health Care Index	MSCI ACWI Index
11/9/21	$10,000	$10,000	$10,000
8/22	$7,545	$8,907	$8,218
8/23	$8,170	$9,745	$9,364
8/24	$9,431	$11,713	$11,559
8/25	$8,234	$10,440	$13,385
8/26	$9,491	$12,426	$16,376

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced November 9, 2021)	15.26%	-1.08%
MSCI ACWI Health Care Index	19.03%	4.62%
MSCI ACWI Index	22.35%	10.80%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Future Health Care Equity ETF

GDOC

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$19,597,194
# of Portfolio Holdings as of Period End	40
Portfolio Turnover Rate for the Period	67%
Total Net Advisory Fees Paid for the Period	$130,567

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Health Care	98.3%
Other	1.6%

Goldman Sachs Future Health Care Equity ETF

GDOC

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Future Health Care Equity ETF

38149W770-AR-0826  GDOC

Annual Shareholder Report

August 31, 2026

Goldman Sachs Future Tech Leaders Equity ETF

NYSE Arca, Inc.: GTEK

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Future Tech Leaders Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GTEK	$96	0.75%

How did the Fund perform and what affected its performance?

Technology stocks posted positive returns, though there was significant dispersion in performance as investors differentiated among companies based on their exposure to artificial intelligence (AI) as well as on their capital investment requirements, competitive positioning and ability to translate innovation into sustainable earnings growth. Many of the strongest performers were technology supply-chain companies based in South Korea, Taiwan, Japan and other emerging technology hubs. These businesses benefited from growing demand for the advanced semiconductors, memory, connectivity, power-management solutions and manufacturing equipment required to support next-generation AI infrastructure. Market leadership rotated meaningfully, with hardware, semiconductor and infrastructure-related companies generally performing best and segments of software, consumer internet, fintech and digital-platform markets experiencing greater volatility.

Top Contributors to Performance:

  The Fund generated positive absolute returns and outperformed its benchmark, the MSCI All Country World Index (Index), benefiting from its exposure to companies enabling the buildout of global AI infrastructure. As investment in AI broadened beyond the largest technology platforms, investors increasingly rewarded the semiconductor, memory, component, networking and equipment providers supplying the underlying technologies required to support next-generation computing workloads. The Fund’s emphasis on these “picks and shovels” beneficiaries of AI was a significant contributor to its performance.

  Exposure to smart components and leading-edge semi-cap equipment added most to the Fund’s relative performance.

  Stock selection among companies focused on digital transformation contributed positively. The Fund was helped by exposure to companies well positioned to navigate the dynamic technology landscape and capitalize on evolving digital adoption trends.

  In terms of sectors, the Fund benefited from stock selection in information technology, especially semiconductor, memory, component, networking and AI-infrastructure companies.

  Regarding countries, exposure to South Korea and Taiwan added to the Fund’s returns. In South Korea, the Fund was aided by allocations to memory, semiconductor and technology holding companies. Its significant exposure to Taiwanese semiconductor, component, networking and technology supply chain companies bolstered relative performance.

  The Fund benefited from its relative overweights in SK Hynix, a South Korean semiconductor manufacturer; South Korea-based SK Square, which invests in semiconductor and information and communication technologies; and Taiwan-based Jentech Precision Industrial, which specializes in thermal management, precision metal components and integrated manufacturing solutions (0.00%,1 2.53% and 3.51% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  The Fund’s exposure to consumer internet, fintech and cybersecurity detracted from relative returns. Investors increasingly differentiated between companies directly benefiting from AI infrastructure spending and those facing questions around competitive positioning, monetization and the potential impact of AI on existing business models.

  Among sectors, the Fund was hampered by its overweight relative to the Index in consumer discretionary stocks, as certain Internet-enabled consumer and technology-oriented businesses experienced weak performance.

  As for countries, the Fund’s exposure to the U.S. detracted from relative returns, largely due to poor stock selection.

  The Fund was hurt by its overweight positions in South Korea-based electronic component manufacturer Samsung Electro-Mechanics; Swedish digital audio streaming and media service provider Spotify Technology; and U.S.-based cybersecurity company Varonis Systems (2.10%, 1.44% and 0.00%1 of Fund net assets as of August 31, 2026, respectively).

1Some weights are 0.00% at August 31, 2026 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Period.

Goldman Sachs Future Tech Leaders Equity ETF

GTEK

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	MSCI ACWI Index	MSCI ACWI Select Information Technology + Communication Services (excluding >$100B Market Cap) Index
9/14/21	$10,000	$10,000	$10,000
8/22	$5,997	$8,475	$7,197
8/23	$6,240	$9,657	$7,925
8/24	$7,453	$11,921	$9,602
8/25	$9,181	$13,803	$11,699
8/26	$14,215	$16,888	$16,238

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced September 14, 2021)	54.83%	7.34%
MSCI ACWI Index	22.35%	11.13%
MSCI ACWI Select Information Technology + Communication Services (excluding >$100B Market Cap) Index	38.80%	10.25%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Future Tech Leaders Equity ETF

GTEK

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$238,039,115
# of Portfolio Holdings as of Period End	61
Portfolio Turnover Rate for the Period	73%
Total Net Advisory Fees Paid for the Period	$1,459,644

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	71.0%
Industrials	9.6%
Consumer Discretionary	7.2%
Communication Services	5.3%
Materials	2.8%
Real Estate	2.6%
Health Care	1.0%
Other	0.6%

Goldman Sachs Future Tech Leaders Equity ETF

GTEK

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Future Tech Leaders Equity ETF

38149W812-AR-0826  GTEK

Annual Shareholder Report

August 31, 2026

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

Cboe BZX Exchange, Inc.: GSEE

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® Emerging Markets Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSEE	$43	0.36%

How did the Fund perform and what affected its performance?

The broad emerging markets equity market experienced volatility but performed robustly, driven by reduced currency pressures, appealing valuations, generally favorable trade agreements, accelerated foreign institutional investor inflows, resilient domestic demand in several economies, targeted policy support from governments and central banks, rising commodity prices and ongoing investor enthusiasm for semiconductor and other artificial intelligence ("AI") related stocks. Still, performance across sectors and individual country markets was diverse, with some showing resilience supported by domestic demand and foreign investment inflows, while others were affected by global trade policies, including tariffs, and slowed economic activity. Geopolitical tensions, including the conflict in the Middle East, impacted the emerging markets equity markets as well, creating both opportunities and challenges.

Top Contributors to Performance:

  Solactive GBS Emerging Markets Large & Mid Cap Index (Index) constituents in the information technology, financials and materials sectors contributed most positively to the Index’s results during the Period.

  Taiwan, South Korea and Brazil were the top country contributors to the Index’s results.

  Positions in Taiwan Semiconductor Manufacturing, a Taiwan-based semiconductor company; Samsung Electronics, a South Korea-based technology, hardware, storage and peripherals company; and SK Hynix, a South Korea-based semiconductor company, contributed most positively to the Index’s returns during the Period (13.78%, 7.50% and 5.20% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  Index constituents in the communication services, consumer discretionary and consumer staples sectors detracted most from the Index’s results during the Period.

  China, India and Indonesia detracted most from the Index’s results from a country perspective.

  Positions in Tencent Holdings, a China-based technology conglomerate; Xiaomi, a China-based consumer electronics and smart manufacturing company; and HDFC Bank, an India-based private sector bank, contributed least to the Index’s results during the Period (2.72%, 0.46% and 0.65% of Fund net assets as of August 31, 2026, respectively).

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

GSEE

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Solactive GBS Emerging Markets Large & Mid Cap Index	MSCI Emerging Markets Index (Net, USD, Unhedged)
5/12/20	$10,000	$10,000	$10,000
8/20	$12,154	$12,206	$12,248
8/21	$14,506	$14,602	$14,835
8/22	$11,603	$11,670	$11,601
8/23	$11,790	$11,909	$11,746
8/24	$13,382	$13,759	$13,516
8/25	$15,635	$16,043	$15,787
8/26	$21,369	$21,978	$21,983

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced May 12, 2020)	36.67%	8.05%	12.80%
Solactive GBS Emerging Markets Large & Mid Cap Index	37.00%	8.52%	13.30%
MSCI Emerging Markets Index (Net, USD, Unhedged)	39.25%	8.18%	13.30%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

GSEE

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$138,692,979
# of Portfolio Holdings as of Period End	1,800
Portfolio Turnover Rate for the Period	14%
Total Net Advisory Fees Paid for the Period	$452,544

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	40.3%
Financials	18.9%
Consumer Discretionary	8.3%
Industrials	7.7%
Communication Services	5.9%
Materials	5.9%
Energy	3.4%
Health Care	2.8%
Consumer Staples	2.5%
Other	4.7%

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

GSEE

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+MarketBeta+Emerging+Markets+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

381430164-AR-0826  GSEE

Annual Shareholder Report

August 31, 2026

Goldman Sachs MarketBeta® International Equity ETF

Cboe BZX Exchange, Inc.: GSID

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® International Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSID	$22	0.20%

How did the Fund perform and what affected its performance?

The broad international equity market posted double-digit positive returns for the Period but experienced varied performance, influenced by diverse economic conditions, central bank policies and political and geopolitical developments. Still, strong performance overall was supported by a broad-based economic recovery in developed markets, a softening U.S. dollar that provided a material tailwind to U.S. dollar-denominated returns, an artificial intelligence ("AI") investment theme that moved beyond pure-play technology into the wider industrial value chain, and resilient corporate earnings.

Top Contributors to Performance:

  Solactive GBS Developed Markets ex North America Large & Mid Cap Index (Index) constituents in the financials, information technology and industrials sectors contributed most positively to the Index’s results during the Period.

  Japan, the U.K. and the Netherlands were top country contributors to the Index’s results.

  Positions in Netherlands-based information technology company ASML Holding, U.K.-based financials company HSBC Holdings and Australia-based materials company BHP Group contributed most positively to the Index’s returns during the Period (2.78%, 1.56% and 1.04% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  Index constituents in the communication services sector was the only sector to detract from the Index’s results during the Period.

  New Zealand, Macau1 and Taiwan1 contributed least to the Index’s results from a country perspective.

  Positions in Germany-based enterprise application software and business AI company SAP, Japan-based video game and gaming systems creator Nintendo and France-based health care company EssilorLuxottica contributed least to the Index’s results during the Period (0.98%, 0.27% and 0.23% of Fund net assets as of August 31, 2026, respectively).

1 Country of domicile.

Goldman Sachs MarketBeta® International Equity ETF

GSID

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Solactive GBS Developed Markets ex North America Large & Mid Cap Index	MSCI World ex USA Index
5/12/20	$10,000	$10,000	$10,000
8/20	$11,657	$11,650	$11,684
8/21	$14,711	$14,716	$14,788
8/22	$11,798	$11,797	$12,044
8/23	$13,830	$13,844	$14,025
8/24	$16,487	$16,515	$16,753
8/25	$18,808	$18,859	$19,246
8/26	$22,908	$22,990	$23,547

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced May 12, 2020)	21.80%	9.26%	14.05%
Solactive GBS Developed Markets ex North America Large & Mid Cap Index	21.91%	9.33%	14.11%
MSCI World ex USA Index	22.35%	9.74%	14.54%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs MarketBeta® International Equity ETF

GSID

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$1,075,402,127
# of Portfolio Holdings as of Period End	893
Portfolio Turnover Rate for the Period	6%
Total Net Advisory Fees Paid for the Period	$1,925,995

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Financials	26.0%
Industrials	18.8%
Information Technology	10.5%
Health Care	9.8%
Consumer Discretionary	8.4%
Consumer Staples	6.5%
Materials	6.3%
Communication Services	4.2%
Energy	3.7%
Other	5.7%

Goldman Sachs MarketBeta® International Equity ETF

GSID

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+MarketBeta+International+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® International Equity ETF

381430180-AR-0826  GSID

Annual Shareholder Report

August 31, 2026

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

NYSE Arca, Inc.: GGUS

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GGUS	$13	0.12%

How did the Fund perform and what affected its performance?

The broad U.S. equity market delivered strong gains overall, driven by resilient corporate earnings, solid labor data and expanding artificial intelligence ("AI") infrastructure. Monetary policy also played a crucial role, with the Federal Reserve implementing interest rate cuts in the last months of 2025 and then holding steady, as it weighed inflation that remained above target. Still, U.S. equities faced periodic volatility around AI monetization, returns on investment and debt issuance. Concurrently, geopolitical tensions, including maritime shipping disruptions and trade tariffs, drove commodity and energy market volatility. Corporate fundamentals cushioned pullbacks, with profit margins and earnings rather consistently beating consensus expectations across the information technology, industrials and health care sectors.

Top Contributors to Performance:

  Information technology, health care and consumer discretionary were the sectors that contributed most positively to the Russell 1000® Growth 40 Act Daily Capped Index’s (Index) results.

  Positions in semiconductor company NVIDIA, information technology products giant Apple and pharmaceuticals company Eli Lilly & Co. contributed most positively to the Index’s returns during the Period (13.35%, 3.92% and 3.26% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  The financials, communication services and utilities sectors detracted most from the Index’s results.

  Positions in social media platforms giant Meta Platforms, entertainment services provider Netflix and semiconductor company Micron Technology contributed least to the Index’s results during the Period (3.44%, 1.20% and 3.82% of Fund net assets as of August 31, 2026, respectively).

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

GGUS

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Russell 1000 Growth 40 Act Daily Capped Index (Total Return, USD, Unhedged)	Russell 1000® Index
11/28/23	$10,000	$10,000	$10,000
8/24	$12,526	$12,540	$12,505
8/25	$15,182	$15,209	$14,536
8/26	$16,880	$16,933	$17,410

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced November 28, 2023)	11.19%	20.90%
Russell 1000 Growth 40 Act Daily Capped Index (Total Return, USD, Unhedged)	11.34%	21.04%
Russell 1000® Index	19.77%	22.26%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

GGUS

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$477,639,679
# of Portfolio Holdings as of Period End	360
Portfolio Turnover Rate for the Period	42%
Total Net Advisory Fees Paid for the Period	$463,258

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	50.7%
Communication Services	15.4%
Consumer Discretionary	9.2%
Industrials	8.9%
Health Care	6.5%
Financials	5.8%
Consumer Staples	1.5%
Energy	0.6%
Real Estate	0.5%
Other	0.9%

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

GGUS

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the fund or the suitability of the index for the purpose of the fund. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+MarketBeta+Russell+1000+Growth+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

38149W598-AR-0826  GGUS

Annual Shareholder Report

August 31, 2026

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

NYSE Arca, Inc.: GVUS

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GVUS	$14	0.12%

How did the Fund perform and what affected its performance?

The broad U.S. equity market delivered strong gains overall, driven by resilient corporate earnings, solid labor data and expanding artificial intelligence ("AI") infrastructure. Monetary policy also played a crucial role, with the Federal Reserve implementing interest rate cuts in the last months of 2025 and then holding steady, as it weighed inflation that remained above target. Still, U.S. equities faced periodic volatility around AI monetization, returns on investment and debt issuance. Concurrently, geopolitical tensions, including maritime shipping disruptions and trade tariffs, drove commodity and energy market volatility. Corporate fundamentals cushioned pullbacks, with profit margins and earnings rather consistently beating consensus expectations across the information technology, industrials and health care sectors.

Top Contributors to Performance:

  Information technology, health care and industrials were the sectors that contributed most positively to the Russell 1000® Value 40 Act Daily Capped Index’s (Index) results.

  Positions in information technology companies Micron Technology and Microsoft and communication services company Alphabet contributed most positively to the Index’s returns during the Period (0.00%1, 5.01% and 0.00%1 of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  No sectors detracted from the Index’s results during the Period.

  Positions in medical device manufacturer Boston Scientific, social media platforms giant Meta Platforms and Bitcoin treasury company and enterprise analytics software provider Strategy contributed least to the Index’s results during the Period (0.18%, 0.60% and 0.10% of Fund net assets as of August 31, 2026, respectively).

1 Some weights are 0.00% at August 31, 2026 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology and/or because they were not components of the Index at the end of the Period.

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

GVUS

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Russell 1000 Value 40 Act Daily Capped Index (Total Return, USD, Unhedged)	Russell 1000® Index
11/28/23	$10,000	$10,000	$10,000
8/24	$12,267	$12,288	$12,505
8/25	$13,392	$13,434	$14,536
8/26	$17,347	$17,427	$17,410

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced November 28, 2023)	29.53%	22.10%
Russell 1000 Value 40 Act Daily Capped Index (Total Return, USD, Unhedged)	29.72%	22.30%
Russell 1000® Index	19.77%	22.26%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

GVUS

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$416,904,970
# of Portfolio Holdings as of Period End	857
Portfolio Turnover Rate for the Period	22%
Total Net Advisory Fees Paid for the Period	$451,401

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Financials	19.1%
Information Technology	19.1%
Health Care	13.0%
Industrials	10.7%
Consumer Discretionary	10.4%
Consumer Staples	7.1%
Energy	6.2%
Materials	3.7%
Utilities	3.5%
Other	7.0%

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

GVUS

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the fund or the suitability of the index for the purpose of the fund. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+MarketBeta+Russell+1000+Value+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

38149W580-AR-0826  GVUS

Annual Shareholder Report

August 31, 2026

Goldman Sachs MarketBeta® U.S. Equity ETF

Cboe BZX Exchange, Inc.: GSUS

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® U.S. Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSUS	$8	0.07%

How did the Fund perform and what affected its performance?

The broad U.S. equity market delivered strong gains overall, driven by resilient corporate earnings, solid labor data and expanding artificial intelligence ("AI") infrastructure. Monetary policy also played a crucial role, with the Federal Reserve implementing interest rate cuts in the last months of 2025 and then holding steady, as it weighed inflation that remained above target. Still, U.S. equities faced periodic volatility around AI monetization, returns on investment and debt issuance. Concurrently, geopolitical tensions, including maritime shipping disruptions and trade tariffs, drove commodity and energy market volatility. Corporate fundamentals cushioned pullbacks, with profit margins and earnings rather consistently beating consensus expectations across the information technology, industrials and health care sectors.

Top Contributors to Performance:

  Information technology, health care and communication services were the sectors that contributed most positively to the Solactive GBS United States Large & Mid Cap Index’s (Index) results.

  Positions in information technology giant Apple and semiconductor companies NVIDIA and Micron Technology contributed most positively to the Index’s returns during the Period (7.02%, 7.96% and 1.67% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  No sectors detracted from the Index’s results during the Period.

  Positions in social media platforms giant Meta Platforms, entertainment services provider Netflix and information technology company Oracle contributed least to the Index’s results during the Period (1.95%, 0.53% and 0.39% of Fund net assets as of August 31, 2026, respectively).

Goldman Sachs MarketBeta® U.S. Equity ETF

GSUS

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Solactive GBS United States Large & Mid Cap Index	S&P 500® Index
5/12/20	$10,000	$10,000	$10,000
8/20	$12,403	$12,410	$12,266
8/21	$16,322	$16,345	$16,089
8/22	$14,134	$14,157	$14,282
8/23	$16,412	$16,449	$16,559
8/24	$20,897	$20,960	$21,053
8/25	$24,377	$24,475	$24,397
8/26	$29,274	$29,415	$29,369

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced May 12, 2020)	20.09%	12.38%	18.57%
Solactive GBS United States Large & Mid Cap Index	20.18%	12.46%	18.66%
S&P 500® Index	20.38%	12.78%	18.63%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs MarketBeta® U.S. Equity ETF

GSUS

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$3,333,907,493
# of Portfolio Holdings as of Period End	406
Portfolio Turnover Rate for the Period	3%
Total Net Advisory Fees Paid for the Period	$2,055,784

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	38.1%
Financials	12.1%
Communication Services	10.0%
Health Care	9.3%
Consumer Discretionary	9.3%
Industrials	8.0%
Consumer Staples	4.4%
Energy	3.5%
Utilities	1.9%
Other	3.5%

Goldman Sachs MarketBeta® U.S. Equity ETF

GSUS

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+MarketBeta+U.S.+Equity+ETF&sf=funds&filters=funds%7CETF for full disclaimer.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2026 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® U.S. Equity ETF

381430123-AR-0826  GSUS

Annual Shareholder Report

August 31, 2026

Goldman Sachs Dynamic California Municipal Income ETF

NYSE Arca, Inc.: GCAL

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic California Municipal Income ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GCAL	$31	0.30%

How did the Fund perform and what affected its performance?

Municipal bond performance was influenced most by heightened volatility across fixed income markets and supply/demand dynamics. The Federal Reserve lowered the target federal funds rate by 25 basis points at each of its September, October and December 2025 meetings in response to signs of weakening in the U.S. labor market. It then left rates unchanged through the end of the Period, as inflation concerns resurfaced, with oil prices rising amid increased tensions in the Middle East. Short- and intermediate-term municipal yields moved higher, with the yields on two-year, five-year and 10-year AAA municipal securities climbing 33, 53 and 18 basis points, respectively. In contrast, the yield on a 30-year AAA municipal security fell 1 basis point to 4.58%. These moves produced a flatter yield curve and placed greater pressure on the intermediate portion of the municipal bond market. Regarding supply and demand, new municipal issuance remained at record levels during the Period, while demand was generally strong, supported by positive investment flows into intermediate- and long-term strategies. Overall, municipal credit conditions remained solid. In California, revenue collections outperformed expectations, supporting upward forecast revisions and strengthening budget flexibility. Pension funding improved, while the state’s debt burden decreased.

Top Contributors to Performance:

  The Fund posted positive returns and outperformed its benchmark, the Bloomberg Municipal Bond Quality Intermediate–California Index (Index), largely due to its combined duration and yield curve positioning. In particular, the Fund’s overweight in securities with maturities of 10 years and longer added to relative returns as the municipal yield curve flattened during the Period.

  The Fund benefited from its lower credit quality relative to the Index. Specifically, the Fund’s overweight in lower-rated credits and its underweight in higher-rated credits bolstered relative returns. The supportive credit backdrop and consistent demand for municipal securities pushed credit spreads tighter, helping lower-rated credits outperform higher-rated credits.

  Exposure to Puerto Rico credits added to the Fund’s relative performance.

  Bottom-up individual issue selection contributed positively to relative returns, with the Fund’s investments in general obligation bonds and revenue bonds contributing most positively.

  On a sector level, the Fund was helped by its holdings of industrial and electric bonds.

Top Detractors from Performance:

  Individual issue selection in the land-secured sector detracted from the Fund’s relative performance.

Goldman Sachs Dynamic California Municipal Income ETF

GCAL

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Bloomberg Municipal Bond Quality Intermediate - California Index (Total Return, USD, Unhedged)	Bloomberg Municipal Bond Index
7/23/24	$10,000	$10,000	$10,000
8/24	$10,130	$10,127	$10,091
8/25	$10,266	$10,421	$10,099
8/26	$10,741	$10,615	$10,515

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced July 23, 2024)	4.63%	3.45%
Bloomberg Municipal Bond Quality Intermediate - California Index (Total Return, USD, Unhedged)	1.86%	2.87%
Bloomberg Municipal Bond Index	4.12%	2.41%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Dynamic California Municipal Income ETF

GCAL

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$186,019,058
# of Portfolio Holdings as of Period End	360
Portfolio Turnover Rate for the Period	22%
Total Net Advisory Fees Paid for the Period	$422,693

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective December 29, 2025, investments subject to call/prepayment was added as a principal risk of the Fund.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Special Assessment	10.9%
Hospital	10.5%
School District GO	9.1%
Airport	6.9%
Water/Sewer	6.6%
Muni Electric	5.5%
Sales Tax	5.4%
State Housing	5.0%
City/County Appropriation	4.6%
Corporate	4.3%
Charter School	4.3%
State GO	3.2%
University	3.1%
TIF	2.7%
Other	18.2%

Goldman Sachs Dynamic California Municipal Income ETF

GCAL

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively, "Bloomberg"). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates "Barclays"), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic California Municipal Income ETF

38149W564-AR-0826  GCAL

Annual Shareholder Report

August 31, 2026

Goldman Sachs Dynamic New York Municipal Income ETF

NYSE Arca, Inc.: GMNY

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic New York Municipal Income ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GMNY	$31	0.30%

How did the Fund perform and what affected its performance?

Municipal bond performance was influenced most by heightened volatility across fixed income markets and supply/demand dynamics. The Federal Reserve lowered the target federal funds rate by 25 basis points at each of its September, October and December 2025 meetings in response to signs of weakening in the U.S. labor market. It then left rates unchanged through the end of the Period, as inflation concerns resurfaced, with oil prices rising amid increased tensions in the Middle East. Short- and intermediate-term municipal yields moved higher, with the yields on two-year, five-year and 10-year AAA municipal securities climbing 33, 53 and 18 basis points, respectively. In contrast, the yield on a 30-year AAA municipal security fell 1 basis point to 4.58%. These moves produced a flatter yield curve and placed greater pressure on the intermediate portion of the municipal bond market. Regarding supply and demand, new municipal issuance remained at record levels during the Period, while demand was generally strong, supported by positive investment flows into intermediate- and long-term strategies. Overall, municipal credit conditions remained solid. In New York state, tax collections exceeded market expectations, reflecting the state’s broad economic base and resilient income growth. Strong revenue performance and fiscal 2026 results supported adoption of a balanced fiscal 2027 budget. Future budget gaps were projected, though they were within historical norms and appeared manageable through ongoing budget action. Strong pension funding, established financial management practices, and long-term forecasting remained key credit strengths for the state.

Top Contributors to Performance:

  The Fund recorded positive returns and outperformed its benchmark, the Bloomberg Municipal Bond Quality Intermediate–New York Index (Index), largely due to its combined duration and yield curve positioning. The outperformance was driven by the Fund’s longer duration position versus the Index and its overweight in securities with maturities of 10 years and longer, as the yield curve flattened during the Period.

  The Fund benefited from its lower credit quality bias compared to the Index and its exposure to Puerto Rico credits. The supportive credit backdrop and consistent demand for municipal securities pushed credit spreads tighter, helping lower-rated credits outperform higher-rated credits.

  Bottom-up individual issue selection among general obligation bonds, income tax bonds and corporate-backed bonds bolstered the Fund’s performance.

Top Detractors from Performance:

  The Fund was hurt by its positioning, as well as individual issue selection, in the hospital, education and stadium sectors.

Goldman Sachs Dynamic New York Municipal Income ETF

GMNY

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Bloomberg Municipal Bond Quality Intermediate - New York Index (Total Return, USD, Unhedged)	Bloomberg Municipal Bond Index
7/23/24	$10,000	$10,000	$10,000
8/24	$10,104	$10,119	$10,091
8/25	$10,112	$10,367	$10,099
8/26	$10,572	$10,614	$10,515

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced July 23, 2024)	4.55%	2.67%
Bloomberg Municipal Bond Quality Intermediate - New York Index (Total Return, USD, Unhedged)	2.38%	2.86%
Bloomberg Municipal Bond Index	4.12%	2.41%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Dynamic New York Municipal Income ETF

GMNY

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$41,969,831
# of Portfolio Holdings as of Period End	205
Portfolio Turnover Rate for the Period	28%
Total Net Advisory Fees Paid for the Period	$76,671

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective December 29, 2025, investments subject to call/prepayment was added as a principal risk of the Fund.

The Fund's net expense ratio decreased during the Period as a result of the addition of a management fee waiver that took effect during the previous fiscal year.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
University	11.8%
Special Tax	8.8%
Sales Tax	8.1%
Hospital	7.0%
City/County GO	6.2%
Water/Sewer	4.5%
Airport	4.2%
Stadium	3.7%
Transportation	3.6%
Muni Electric	3.6%
Charter School	3.4%
School District GO	3.1%
Toll	2.7%
Education Other	2.7%
Others	23.5%

Goldman Sachs Dynamic New York Municipal Income ETF

GMNY

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively, "Bloomberg"). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates "Barclays"), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic New York Municipal Income ETF

38149W556-AR-0826  GMNY

Annual Shareholder Report

August 31, 2026

Goldman Sachs Municipal Income ETF

NYSE Arca, Inc.: GMUB

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Municipal Income ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GMUB	$18	0.18%

How did the Fund perform and what affected its performance?

Municipal bond performance was influenced most by heightened volatility across fixed income markets and supply/demand dynamics. The Federal Reserve lowered the target federal funds rate by 25 basis points at each of its September, October and December 2025 meetings in response to signs of weakening in the U.S. labor market. It then left rates unchanged through the end of the Period, as inflation concerns resurfaced, with oil prices rising amid increased tensions in the Middle East. Short- and intermediate-term municipal yields moved higher, with the yields on two-year, five-year and 10-year AAA municipal securities climbing 33, 53 and 18 basis points, respectively. In contrast, the yield on a 30-year AAA municipal security fell 1 basis point to 4.58%. These moves produced a flatter yield curve and placed greater pressure on the intermediate portion of the municipal bond market. Regarding supply and demand, new municipal issuance remained at record levels during the Period, while demand was generally strong, supported by positive investment flows into intermediate- and long-term strategies. Overall, municipal credit conditions remained solid.

Top Contributors to Performance:

  The Fund generated positive returns and outperformed its benchmark, the Bloomberg 1-15 Year Blend (1-17) Municipal Bond Index, largely because of its combined duration and yield curve positioning. In particular, the Fund was overweight in securities with maturities of 17 years and longer, which added to relative returns as the municipal yield curve flattened during the Period.

  The Fund was helped by its comparatively lower credit quality bias than that of the Index. Specifically, the Fund’s overweight in medium-grade and lower-rated credits contributed positively. The supportive credit backdrop and consistent demand for municipal securities pushed credit spreads tighter and led lower-rated credits to outperform higher-rated credits during the Period.

  The Fund benefited from its overweight position versus the Index in Puerto Rico credits.

  Bottom-up individual issue selection added to relative performance overall, led by investments in general obligation bonds and special tax bonds.

Top Detractors from Performance:

  Individual issue selection in the education and health care sectors detracted from the Fund’s relative returns.

Goldman Sachs Municipal Income ETF

GMUB

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Bloomberg 1-15 Year Blend (1-17) Municipal Bond Index	Bloomberg Municipal Bond Index
7/23/24	$10,000	$10,000	$10,000
8/24	$10,098	$10,101	$10,091
8/25	$10,333	$10,297	$10,099
8/26	$10,808	$10,594	$10,515

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced July 23, 2024)	4.59%	3.76%
Bloomberg 1-15 Year Blend (1-17) Municipal Bond Index	2.88%	2.77%
Bloomberg Municipal Bond Index	4.12%	2.41%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Municipal Income ETF

GMUB

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$452,558,942
# of Portfolio Holdings as of Period End	696
Portfolio Turnover Rate for the Period	24%
Total Net Advisory Fees Paid for the Period	$343,224

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective December 29, 2025, investments subject to call/prepayment and investments related to derivatives were added as principal risks of the Fund.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Hospital	10.9%
School District GO	7.5%
Sales Tax	6.6%
Corporate	6.6%
Airport	5.9%
University	5.1%
State GO	5.0%
City/County GO	4.9%
State Housing	4.6%
Water/Sewer	4.4%
Muni Electric	3.4%
Special Assessment	3.3%
Multi-Family Housing	3.0%
LT Health	2.6%
Other	31.3%

Goldman Sachs Municipal Income ETF

GMUB

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively, "Bloomberg"). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates "Barclays"), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Municipal Income ETF

38149W549-AR-0826  GMUB

Annual Shareholder Report

August 31, 2026

Goldman Sachs Ultra Short Municipal Income ETF

NYSE Arca, Inc.: GUMI

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Ultra Short Municipal Income ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GUMI	$16	0.16%

How did the Fund perform and what affected its performance?

Municipal bond performance was influenced most by heightened volatility across fixed income markets and supply/demand dynamics. The Federal Reserve lowered the target federal funds rate by 25 basis points at each of its September, October and December 2025 meetings in response to signs of weakening in the U.S. labor market. It then left rates unchanged through the end of the Period, as inflation concerns resurfaced, with oil prices rising amid increased tensions in the Middle East. Short- and intermediate-term municipal yields moved higher, with the yields on two-year, five-year and 10-year AAA municipal securities climbing 33, 53 and 18 basis points, respectively. In contrast, the yield on a 30-year AAA municipal security fell 1 basis point to 4.58%. These moves produced a flatter yield curve and placed greater pressure on the intermediate portion of the municipal bond market. Regarding supply and demand, new municipal issuance remained at record levels during the Period, while demand was generally strong, supported by positive investment flows into intermediate- and long-term strategies. Overall, municipal credit conditions remained solid.

Top Contributors to Performance:

  The Fund produced positive returns and slightly outperformed its benchmark, the Bloomberg Municipal Short-Term Index (Index), mainly because of tactical duration management. As the municipal market rallied in the early months of 2026, the Fund benefited from a longer duration position than that of Index. In April, the Fund was shifted to a comparatively shorter duration position, which helped to mitigate downside risk as yields rose in April and May 2026.

  Within bottom-up individual issue selection, the Fund’s investments in pre-refunded bonds, specifically those with one- to three-month maturities, and state general obligations bonds added to performance.

Top Detractors from Performance:

  Sector allocation decisions, such as investments in housing and hospital credits, detracted from the Fund’s relative performance.

  The Fund was hampered by its higher credit quality bias. The supportive credit backdrop and consistent demand for municipal securities pushed credit spreads tighter, helping lower-rated credits outperform higher-rated credits.

Goldman Sachs Ultra Short Municipal Income ETF

GUMI

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Bloomberg Municipal Short-term Index	Bloomberg Municipal Bond Index
7/23/24	$10,000	$10,000	$10,000
8/24	$10,050	$10,044	$10,091
8/25	$10,395	$10,362	$10,099
8/26	$10,681	$10,638	$10,515

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced July 23, 2024)	2.75%	3.18%
Bloomberg Municipal Short-term Index	2.66%	2.98%
Bloomberg Municipal Bond Index	4.12%	2.41%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Ultra Short Municipal Income ETF

GUMI

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$60,457,143
# of Portfolio Holdings as of Period End	232
Portfolio Turnover Rate for the Period	261%
Total Net Advisory Fees Paid for the Period	$39,967

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective December 29, 2025, investments subject to call/prepayment was added as a principal risk of the Fund.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
School District GO	11.5%
Misc	10.0%
State Appropriation	8.4%
Hospital	6.8%
Transportation	5.7%
City/County GO	5.6%
Water/Sewer	5.4%
Airport	5.3%
Muni Electric	4.6%
University	4.5%
State GO	4.4%
Corporate	4.2%
School District Appropriation	4.0%
Sales Tax	3.7%
Others	28.5%

Goldman Sachs Ultra Short Municipal Income ETF

GUMI

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. and its affiliates (collectively, "Bloomberg"). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates "Barclays"), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Ultra Short Municipal Income ETF

38149W572-AR-0826  GUMI

Annual Shareholder Report

August 31, 2026

Goldman Sachs Core Bond ETF

NYSE Arca, Inc.: GBND

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Core Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GBND	$25	0.25%

How did the Fund perform and what affected its performance?

The performance of U.S. fixed income markets was shaped by a significant shift in Federal Reserve (Fed) monetary policy and a volatile macroeconomic backdrop. After cutting interest rates three times in late 2025, the Fed paused its easing cycle in 2026 as inflation reaccelerated, driven by tariff-related price pressures and energy supply shocks resulting from the U.S.-Iran war. Bond yields, which had fallen earlier in the Period in response to Fed easing, rose along the curve, with longer-term yields increasing significantly as investors demanded greater compensation for the risks associated with higher inflation and fiscal challenges, such as the U.S. national debt. In this environment, the performance of investment grade corporate bonds was volatile, with strong gains following the Fed’s 2025 rate cuts and subsequent weakness as inflation concerns pushed up yields.

Top Contributors to Performance:

  The Fund generated a positive absolute return and outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index (Index).

  Relative outperformance was driven by the Fund’s cross-sector allocation strategy. Specifically, the Fund’s overweight positions in high yield corporate bonds, collateralized loan obligations (CLOs), commercial mortgage-backed securities and mortgage-backed securities added to relative performance.

  The security selection strategy overall contributed positively to relative returns. Investments in the securitized sector, especially holdings of non-agency mortgage-backed securities and CLOs, contributed positively to relative returns. Selection of corporate bonds was also advantageous, driven by positioning along the credit curve.

  Within investment grade corporate bonds, the Fund benefited from security selection in the financial sector.

  Active management of the Fund’s duration strategy added to relative returns, as interest rates fluctuated during the Period.

Top Detractors from Performance:

  The Fund was hurt by selection of emerging markets debt, particularly investments in Brazil.

  Individual issue selection among technology investment grade corporate bonds detracted from relative performance.

Goldman Sachs Core Bond ETF

GBND

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Bloomberg U.S. Aggregate Bond Index
6/24/25	$10,000	$10,000
8/25	$10,153	$10,140
8/26	$10,350	$10,332

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced June 24, 2025)	1.94%	2.95%
Bloomberg U.S. Aggregate Bond Index	1.89%	2.79%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Core Bond ETF

GBND

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$528,723,107
# of Portfolio Holdings as of Period End	737
Portfolio Turnover Rate for the Period	508%
Total Net Advisory Fees Paid for the Period	$535,331

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Mortgage-Backed Securities	36.2
U.S. Treasury Obligations	28.8
Corporate Obligations	25.6
Asset- Backed Securities	15.3
Collateralized Mortgage Obligations	6.1
Foreign Corporate Debt	3.0
Sovereign Debt Obligations	0.9
Municipal Bond	0.2
Other	0.0

Goldman Sachs Core Bond ETF

GBND

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Core Bond ETF

38149W473-AR-0826  GBND

Annual Shareholder Report

August 31, 2026

Goldman Sachs Corporate Bond ETF

NYSE Arca, Inc.: GIGL

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Corporate Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GIGL	$29	0.29%

How did the Fund perform and what affected its performance?

The performance of U.S. fixed income markets was shaped by a significant shift in Federal Reserve (Fed) monetary policy and a volatile macroeconomic backdrop. After cutting interest rates three times in late 2025, the Fed paused its easing cycle in 2026 as inflation reaccelerated, driven by tariff-related price pressures and energy supply shocks resulting from the U.S.-Iran war. Bond yields, which had fallen earlier in the Period in response to Fed easing, rose along the curve, with longer-term yields increasing significantly as investors demanded greater compensation for the risks associated with higher inflation and fiscal challenges, such as the U.S. national debt. In this environment, the performance of investment grade corporate bonds was volatile, with strong gains following the Fed’s 2025 rate cuts and subsequent weakness as inflation concerns pushed up yields.

Top Contributors to Performance:

  The Fund posted positive absolute returns and outperformed the Bloomberg U.S. Bond Credit Index (Index), with its credit selection strategy adding most to relative returns. Overall, income generation offset the impact of a decline in bond prices during the Period, as yields on U.S. investment grade corporate bonds reached levels not seen in more than two years.

  The Fund’s corporate yield curve positioning, wherein it held more short- and intermediate-term maturities and fewer long-term maturities than the Index, contributed positively to relative performance. Longer-term corporate bonds came under pressure due to a surge in supply, driven by artificial intelligence-related capital spending, and an increase in 30-year U.S. Treasury yields.

  The Fund benefited from its lower credit quality bias, as BBB-rated credits outperformed higher quality credits. Strong corporate fundamentals, healthy earnings growth and a benign default backdrop supported demand for down-quality credits.

  Within cross-sector positioning, the Fund was helped by its greater risk exposure to high yield corporate bonds than the Index. This was particularly beneficial in April 2026, when the high yield corporate bond market recorded its strongest monthly performance since June 2025.

  The Fund’s investments in credit derivatives bolstered relative returns, as synthetic securities outperformed cash bonds during the Period. Earnings results were broadly positive across sectors, providing a solid fundamental backdrop for corporate bond issuers.

  Regarding individual issue selection, the Fund benefited from investments in select financial credits.

Top Detractors from Performance:

  The Fund was hurt by an overweight position versus the Index in investment grade corporate bonds, as the start of the U.S.-Iran war drove credit spread widening during February and March 2026.

  Among sectors, the Fund was hampered by its underweight position in energy and its overweight position in technology.

  Issuer selection within industrials and utilities, as well as among agency securities, limited the Fund’s relative performance.

  Active management of the Fund’s duration strategy detracted slightly from relative returns.

Goldman Sachs Corporate Bond ETF

GIGL

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Bloomberg U.S. Credit Bond Index	Bloomberg U.S. Aggregate Bond Index
6/24/25	$10,000	$10,000	$10,000
8/25	$10,163	$10,163	$10,140
8/26	$10,377	$10,364	$10,332

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced June 24, 2025)	2.11%	3.18%
Bloomberg U.S. Credit Bond Index	1.98%	3.06%
Bloomberg U.S. Aggregate Bond Index	1.89%	2.79%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Corporate Bond ETF

GIGL

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$229,293,550
# of Portfolio Holdings as of Period End	431
Portfolio Turnover Rate for the Period	41%
Total Net Advisory Fees Paid for the Period	$269,402

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Banks	21.2
Consumer Cyclical	13.1
Technology	6.9
Software	6.3
Healthcare	6.3
REITs and Real Estate	5.8
Consumer Noncyclical	5.4
Financial Company	5.1
Sovereign	3.2
Other	22.6

Goldman Sachs Corporate Bond ETF

GIGL

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Corporate Bond ETF

38149W465-AR-0826  GIGL

Annual Shareholder Report

August 31, 2026

Goldman Sachs Ultra Short Bond ETF

Cboe BZX Exchange, Inc.: GSST

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Ultra Short Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the "Period"). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSST	$16	0.16%

How did the Fund perform and what affected its performance?

The performance of U.S. fixed income markets was shaped by a significant shift in Federal Reserve (Fed) monetary policy and a volatile macroeconomic backdrop. After three consecutive interest rate cuts in late 2025, the Fed paused its easing cycle in 2026 as inflation reaccelerated, driven by tariff-related price pressures and energy supply shocks resulting from the U.S.-Iran war. Intermediate- and longer-term U.S. Treasury yields, which had fallen early in the Period in response to Fed easing, rose as investors demanded greater compensation for the risks associated with higher inflation and fiscal challenges, such as the rising U.S. national debt. In this environment, short-term yields were volatile, with strong gains after the Fed’s 2025 rate cuts and subsequent weakness as inflation concerns pushed yields higher.

Top Contributors to Performance:

  The Fund produced a positive absolute return and outperformed the FTSE Three-Month U.S. Treasury Bill Index (Index), with the cross-sector allocation strategy contributing positively to relative returns. In particular, the Fund benefited from an overweight allocation in investment grade corporate bonds. Despite inflation fears, geopolitical concerns and interest rate volatility, investment grade credit was resilient throughout the Period, supported by solid corporate fundamentals and strong new issuance.

  Overweight allocations to collateralized loan obligations and commercial mortgage-backed securities added to relative performance.

  The selection strategy, led by investments among investment grade corporate bonds, bolstered relative returns. Selection of collateralized loan obligations and commercial mortgage-backed securities was also advantageous.

Top Detractors from Performance:

  Duration and yield curve positioning hurt relative performance. Specifically, the Fund’s overweight in the one-year and two-year segments of the U.S. Treasury yield curve detracted from returns as yields rose during the Period.

Goldman Sachs Ultra Short Bond ETF

GSST

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	FTSE Three-Month U.S. Treasury Bill Index	Bloomberg U.S. Aggregate Bond Index
4/15/19	$10,000	$10,000	$10,000
8/19	$10,175	$10,090	$10,637
8/20	$10,407	$10,209	$11,325
8/21	$10,468	$10,215	$11,316
8/22	$10,408	$10,260	$10,013
8/23	$10,850	$10,716	$9,893
8/24	$11,579	$11,321	$10,616
8/25	$12,188	$11,852	$10,949
8/26	$12,695	$12,320	$11,156

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced April 15, 2019)	4.16%	3.93%	3.28%
FTSE Three-Month U.S. Treasury Bill Index	3.95%	3.82%	2.87%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.49%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Ultra Short Bond ETF

GSST

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$1,635,285,344
# of Portfolio Holdings as of Period End	385
Portfolio Turnover Rate for the Period	78%
Total Net Advisory Fees Paid for the Period	$2,108,946

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Corporate Obligations	29.4
Foreign Corporate Debt	26.8
Asset- Backed Securities	15.7
Commercial Paper	14.0
Mortgage-Backed Securities	5.0
Certificate of Deposit	4.0
U.S. Treasury Notes	2.4
U.S. Treasury Bills	2.0
U.S. Government Agency Obligations	0.8
Other	2.4

Goldman Sachs Ultra Short Bond ETF

GSST

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies.  “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. Bloomberg Index Services Limited.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Ultra Short Bond ETF

381430230-AR-0826  GSST

Annual Shareholder Report

August 31, 2026

Goldman Sachs JUST U.S. Large Cap Equity ETF

NYSE Arca, Inc.: JUST

Fund Overview

This annual shareholder report contains important information about Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
JUST	$22	0.20%

How did the Fund perform and what affected its performance?

The broad U.S. equity market delivered strong gains overall, driven by resilient corporate earnings, solid labor data and expanding artificial intelligence (AI) infrastructure. Monetary policy also played a crucial role, with the Federal Reserve implementing interest rate cuts in the last months of 2025 and then holding steady, as it weighed inflation that remained above target. Still, U.S. equities faced periodic volatility around AI monetization, returns on investment and debt issuance. Concurrently, geopolitical tensions, including maritime shipping disruptions and trade tariffs, drove commodity and energy market volatility. Corporate fundamentals cushioned pullbacks, with profit margins and earnings rather consistently beating consensus expectations across the information technology, industrials and health care sectors.

Top Contributors to Performance:

  Relative to the Russell 1000® Index, the information technology, financials and communication services sectors contributed most positively to the JUST U.S. Large Cap Diversified Index’s (Index) results.

  Relative to the Russell 1000® Index, positions in information technology giants NVIDIA and Apple and communication services company Alphabet contributed most positively to the Index’s results during the Period (8.38%, 7.40% and 5.79% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  Relative to the Russell 1000® Index, the real estate sector was the only sector to detract from the Index’s results during the Period.

  Relative to the Russell 1000® Index, positions in information technology companies Sandisk and Crowdstrike Holdings and electric vehicle maker Tesla detracted most from the Index’s results during the Period (0.00%1, 0.00%1 and 0.00%1 of Fund net assets as of August 31, 2026, respectively).

1Some weights are 0.00% at August 31, 2026 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Period as they did not meet the Fund’s investment criteria.

Goldman Sachs JUST U.S. Large Cap Equity ETF

JUST

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	JUST U.S. Large Cap Diversified Index	Russell 1000® Index
6/7/18	$10,000	$10,000	$10,000
8/18	$10,511	$10,517	$10,511
8/19	$10,728	$10,750	$10,773
8/20	$13,233	$13,309	$13,197
8/21	$17,284	$17,422	$17,452
8/22	$15,119	$15,267	$15,191
8/23	$17,386	$17,587	$17,530
8/24	$22,128	$22,434	$22,193
8/25	$25,411	$25,808	$25,797
8/26	$30,898	$31,450	$30,897

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced June 7, 2018)	21.59%	12.31%	14.67%
JUST U.S. Large Cap Diversified Index	21.86%	12.54%	14.92%
Russell 1000® Index	19.77%	12.09%	14.67%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs JUST U.S. Large Cap Equity ETF

JUST

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$570,161,532
# of Portfolio Holdings as of Period End	461
Portfolio Turnover Rate for the Period	8%
Total Net Advisory Fees Paid for the Period	$1,014,751

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	37.8%
Financials	13.0%
Health Care	9.3%
Consumer Discretionary	9.0%
Industrials	8.4%
Communication Services	7.6%
Consumer Staples	4.9%
Energy	3.7%
Materials	2.1%
Other	4.0%

Goldman Sachs JUST U.S. Large Cap Equity ETF

JUST

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

"JUST" is a trademark of Just Capital Foundation ("JCF") and has been licensed for use in connection with The Goldman Sachs JUST U.S. Large Cap Equity ETF. JCF and its affiliates do not recommend the purchase, sale or holding of any security based on the ETF and expressly disclaims all representation, warranties and liabilities in connection with the ETF. See https://am.gs.com/en-us/individual/funds  search=Goldman+Sachs+JUST+U.S.+Large+Cap+Equity+ETF&sf=funds&filters=funds%7CETF for the full disclaimer.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Russell acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index ("Index") and does not sponsor, support, promote or endorse the Index or the ETF. Russell shall have no liability in connection with the Index and/or the ETF. See https://am.gs.com/en-us/individual/funds?search=Goldman+Sachs+JUST+U.S.+Large+Cap+Equity+ETF&sf=funds&filters=funds%7CETF for the full disclaimer.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs JUST U.S. Large Cap Equity ETF

381430396-AR-0826  JUST

Annual Shareholder Report

August 31, 2026

Goldman Sachs ActiveBeta® World Equity ETF

Cboe BZX Exchange, Inc.: GSWO

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® World Equity ETF (the “Fund”) (formerly, Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSWO	$21	0.19%

How did the Fund perform and what affected its performance?

The broad global equity market posted strong positive returns, but individual country markets experienced varied performance, influenced by diverse economic conditions, central bank policies and political and geopolitical developments. Internationally, performance was supported by a broad-based economic recovery in developed markets, a softening U.S. dollar, an artificial intelligence (AI) investment theme that moved beyond technology into the wider industrial chain, and resilient corporate earnings. In the U.S., resilient corporate earnings, solid labor data and expanding AI infrastructure drove gains most.

Top Contributors to Performance:

  During the initial part of the Period (i.e., September 1, 2025 through February 3, 2026), Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index (Index) constituents in the health care, real estate and consumer staples sectors contributed most positively to the Index’s results relative to the Solactive GBS Developed Markets Large & Mid Cap Index (Solactive Index).

  Index constituents in France, Singapore and Sweden contributed most positively.

  The Fund’s Value and Momentum Underlying Factors contributed positively.

  Underweight positions in software giant Microsoft and entertainment services provider Netflix and an overweight position in retailing behemoth Walmart—each a U.S.-based company—contributed most positively (2.42%, 0.11% and 1.77% of Fund net assets as of February 3, 2026, respectively).

  During the latter part of the Period (i.e., February 4, 2026 through August 31, 2026), Goldman Sachs ActiveBeta® World Equity Index (World Equity Index) constituents in the industrials, utilities and health care sectors contributed most positively to the World Equity Index’s results relative to the Solactive Index.

  World Equity Index constituents in Canada, Japan and the Netherlands contributed most positively.

  The Fund’s Quality Underlying Factor contributed positively.

  Overweight positions in U.S. information technology company Sandisk, Japanese industrials firm Recruit Holdings and Japanese semiconductor manufacturer Kioxia Holdings contributed most positively (0.26%, 0.31% and 0.15% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  During the initial part of the Period, Index constituents in the information technology, industrials and materials sectors detracted most from the Index’s results relative to the Solactive Index.

  Index constituents in the U.S., the U.K. and the Netherlands detracted most.

  The Fund’s Low Volatility and Quality Underlying Factors detracted.

  Underweight positions in U.S.-based communication services company Alphabet and Netherlands-based information technology company ASML Holding and holding no position in U.S.-based information technology company Micron Technology detracted most (1.33%, 0.03% and 0.00%1 of Fund net assets as of February 3, 2026, respectively).

  During the latter part of the Period, World Equity Index constituents in the information technology, consumer staples and consumer discretionary sectors detracted from the World Equity Index’s results relative to the Solactive Index.

  World Equity Index constituents in Israel, Australia and Switzerland detracted most.

  The Fund’s Momentum and Value Underlying Factors detracted.

  Underweight positions in U.S. information technology company Palo Alto Networks and Japanese information technology company Murata Manufacturing and an overweight position in U.S. apparel retailer Lululemon Athletica detracted most (0.32%, 0.09% and 0.00%1 of Fund net assets as of August 31, 2026, respectively).

1Some weights are 0.00% at August 31, 2026 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Period.

Goldman Sachs ActiveBeta® World Equity ETF

GSWO

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Effective after the close of business on February 4, 2026, the Fund's underlying index changed from the Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index to the Goldman Sachs ActiveBeta® World Equity Index in connection with changes to the Fund's name, investment objective and principal investment strategy.

Fund Performance

Table Summary
	Shares based on NAV	Goldman Sachs ActiveBeta® World Equity Index*	Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index	Solactive GBS Developed Markets Large & Mid Cap Index	MSCI ACWI Index
3/15/22	$10,000	$10,000	$10,000	$10,000	$10,000
8/22	$9,435	$9,421	$9,421	$9,245	$9,314
8/23	$10,487	$10,449	$10,449	$10,697	$10,613
8/24	$13,027	$12,953	$12,953	$13,317	$13,101
8/25	$14,853	$14,748	$14,748	$15,437	$15,170
8/26	$17,561	$17,144	$16,841	$18,612	$18,560

Average Annual Total Returns (%)

Table Summary
	1 Year	Since Inception
Shares based on NAV (Commenced March 15, 2022)	18.23%	13.44%
Goldman Sachs ActiveBeta® World Equity Index*	16.25%	16.00%
Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index	14.19%	12.38%
Solactive GBS Developed Markets Large & Mid Cap Index	20.57%	14.93%
MSCI ACWI Index	22.35%	14.85%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

* The Goldman Sachs ActiveBeta® World Equity Index was incepted on November 5, 2025 and therefore no performance information is available prior to this date. For the period between March 15, 2022 and November 5, 2025 the performance of the Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index is shown for the Goldman Sachs ActiveBeta® World Equity Index.

Goldman Sachs ActiveBeta® World Equity ETF

GSWO

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$1,796,964,515
# of Portfolio Holdings as of Period End	740
Portfolio Turnover Rate for the Period	60%
Total Net Advisory Fees Paid for the Period	$2,974,713

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective February 4, 2026, the Fund changed its name from the Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF to the Goldman Sachs ActiveBeta® World Equity ETF. The Fund also changed its investment objective and principal investment strategy and the Fund reduced its contractual management fee rate from 0.25% to 0.15% of the Fund’s average daily net assets. The Fund's net expense ratio decreased during the Period as a result of a reduction in unitary fees.

Effective December 29, 2025, investments related to low volatility were removed as a principal risk of the Fund.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	31.0%
Financials	16.6%
Industrials	10.2%
Consumer Discretionary	10.0%
Health Care	9.6%
Communication Services	8.0%
Consumer Staples	5.9%
Energy	4.0%
Materials	2.6%
Other	1.9%

Goldman Sachs ActiveBeta® World Equity ETF

GSWO

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Goldman Sachs ActiveBeta® World Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trade mark or the Index Price at any time or in any other respect. The Goldman Sachs ActiveBeta® World Equity Index (the "Index") is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the Index by Solactive AG nor the licensing of the Index or Index trade mark for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® World Equity ETF

38149W739-AR-0826  GSWO

Annual Shareholder Report

August 31, 2026

Goldman Sachs Enhanced U.S. Equity ETF

The NASDAQ Stock Market LLC: GUSE

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Enhanced U.S. Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GUSE	$41	0.37%

How did the Fund perform and what affected its performance?

The broad U.S. equity market delivered strong gains overall, driven by resilient corporate earnings, solid labor data and expanding artificial intelligence (AI) infrastructure. Monetary policy also played a crucial role, with the Federal Reserve implementing interest rate cuts in the last months of 2025 and then holding steady, as it weighed inflation that remained above target. Still, U.S. equities faced periodic volatility around AI monetization, returns on investment and debt issuance. Concurrently, geopolitical tensions, including maritime shipping disruptions and trade tariffs, drove commodity and energy market volatility. Corporate fundamentals cushioned pullbacks, with profit margins and earnings rather consistently beating consensus expectations across the information technology, industrials and health care sectors.

Top Contributors to Performance:

  Stock selection in the information technology, industrials and financials sectors contributed positively to the Fund’s relative results.

  An overweight in semiconductor company Micron Technology added value, with its stock rising primarily on its robust financial performance. The company surpassed market expectations with strong earnings, fueled by ongoing demand for its specialized memory products, which are critical components for AI applications.

  An overweight in Western Digital, a data storage device manufacturer, contributed positively. The company benefited from ongoing strong demand dynamics within its cloud segment as well as increasing needs for AI-driven data storage.

  An overweight in technology company Dell Technologies contributed positively due to its strong financial results, driven by robust demand for AI servers. Additionally, its management issued constructive guidance, reinforcing investor confidence in the durability of the company’s growth trajectory.

  These three positions accounted for 1.75%, 0.35% and 0.35% of Fund net assets as of August 31, 2026, respectively.

Top Detractors from Performance:

  Stock selection overall detracted most from the Fund’s relative results. Sector allocation decisions as a whole also dampened results, albeit modestly.

  Stock selection in the communication services, health care and real estate sectors detracted from the Fund’s relative results.

  The Fund’s top detractor was an overweight in semiconductor bellwether Intel. Its stock came under pressure amid concerns around market share losses in core central processing unit markets, execution risk on its foundry buildout and elevated capital spending weighing on margins and free cash flow. Investor caution around the pace of its process technology roadmap, competitive pressure from rivals and near-term earnings dilution also weighed on sentiment.

  An overweight in financial technology and business software company Intuit detracted. Its stock came under pressure amid concerns around decelerating growth in its consumer tax and small business segments, elevated spending on AI initiatives and valuation sensitivity in a higher interest rate environment. Investor caution around competitive dynamics, customer retention and the pace of monetization across its platform further weighed on sentiment.

  An overweight in medical device manufacturer Boston Scientific hurt. Its stock was weak amid concerns around decelerating growth, competitive pressures within its core cardiovascular and MedSurg franchises and a more demanding valuation following a strong prior run. As our conviction in its risk/reward profile moderated, we exited the Fund’s position.

  These three positions accounted for 0.77%, 0.00%1 and 0.00%1 of Fund net assets as of August 31, 2026, respectively.

1 Some weights are 0.00% at August 31, 2026 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the annual period as they did not meet the Fund’s investment criteria.

Goldman Sachs Enhanced U.S. Equity ETF

GUSE

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	S&P 500® Index
9/1/16	$10,000	$10,000
8/17	$12,061	$11,623
8/18	$14,388	$13,908
8/19	$14,887	$14,314
8/20	$18,251	$17,455
8/21	$23,840	$22,895
8/22	$21,194	$20,324
8/23	$25,072	$23,564
8/24	$31,455	$29,959
8/25	$35,544	$34,717
8/26	$42,401	$41,792

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	10 Years
Shares based on NAV (Commenced January 31, 2008)	19.29%	12.20%	15.53%
S&P 500® Index	20.38%	12.78%	15.37%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Enhanced U.S. Equity ETF

GUSE

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$359,283,800
# of Portfolio Holdings as of Period End	121
Portfolio Turnover Rate for the Period	82%
Total Net Advisory Fees Paid for the Period	$1,265,951

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective November 14, 2025, the Fund was converted from a mutual fund to an ETF and adopted a unitary fee structure. The Fund's net expense ratio decreased during the Period as a result.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	36.2%
Financials	13.1%
Communication Services	9.8%
Consumer Discretionary	9.0%
Health Care	8.9%
Industrials	8.2%
Energy	3.8%
Consumer Staples	3.6%
Materials	2.3%
Other	5.0%

Goldman Sachs Enhanced U.S. Equity ETF

GUSE

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2026 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Enhanced U.S. Equity ETF

38149W424-AR-0826  GUSE

Annual Shareholder Report

August 31, 2026

Goldman Sachs Growth Opportunities ETF

The NASDAQ Stock Market LLC: GSGO

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth Opportunities ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSGO	$56	0.52%

How did the Fund perform and what affected its performance?

The broad U.S. equity market delivered strong gains overall, driven by resilient corporate earnings, solid labor data and expanding artificial intelligence (AI) infrastructure. Monetary policy also played a crucial role, with the Federal Reserve implementing interest rate cuts in the last months of 2025 and then holding steady, as it weighed inflation that remained above target. Still, U.S. equities faced periodic volatility around AI monetization, returns on investment and debt issuance. Concurrently, geopolitical tensions, including maritime shipping disruptions and trade tariffs, drove commodity and energy market volatility. Corporate fundamentals cushioned pullbacks, with profit margins and earnings rather consistently beating consensus expectations across the information technology, industrials and health care sectors.

Top Contributors to Performance:

  Stock selection overall contributed most positively to the Fund’s relative results. Sector allocation decisions as a whole also boosted results, albeit modestly.

  Stock selection in the information technology, industrials and consumer discretionary sectors contributed positively to the Fund’s relative results.

  An overweight in semiconductor company Micron Technology added value, with its stock rising primarily on its robust financial performance. The company surpassed market expectations with strong earnings, fueled by ongoing demand for its specialized memory products, which are critical components for AI applications.

  An overweight in semiconductor company Marvell Technology proved beneficial, largely on the back of strong execution against its AI-driven data center opportunity and a broadening set of growth vectors benefiting its stock. The company is transforming into a more diversified business as concentration risk structurally declines, with custom silicon complemented by a fast-growing interconnect and switching franchise, while its acquisition of Celestial AI and a $2 billion investment from NVIDIA further validated its roadmap.

  An overweight in cybersecurity firm Palo Alto Networks contributed positively. Its stock gain was driven primarily by a broad-based beating of consensus expectations across a number of metrics and fiscal year 2027 guidance ahead of consensus. Momentum was strong across both organic and acquired assets, led by accelerating bookings, robust software firewall and Secure Access Service Edge growth, and record platformization adds.

  These three positions accounted for 3.84%, 2.07% and 2.43% of Fund net assets as of August 31, 2026, respectively.

Top Detractors from Performance:

  Stock selection in the communication services, materials and consumer staples sectors detracted from the Fund’s relative results. So, too, did an underweight in communication services.

  The Fund’s top detractor was semiconductor company Advanced Micro Devices given the timing of the Fund’s establishment of this new position. Its stock rose for the annual period driven by strong demand for its data center central processing units and traction in AI acceleration. The company gained server market share while ramping its next-generation product portfolio and expanding margins. However, the Fund did not initiate the position until mid-May 2026.

  An underweight in information technology giant Apple detracted. Its shares gained, driven primarily by an AI-fueled device upgrade cycle, record earnings results and aggressive share buybacks. Despite facing a sharp pullback in late July and August as investors worried about the potential impact of tariffs on its global supply chain and executive changes, Apple spent most of the annual period hitting multi-trillion-dollar valuation records.

  An overweight in medical device manufacturer Boston Scientific hurt. Its stock was weak amid concerns around decelerating growth, competitive pressures within its core cardiovascular and MedSurg franchises and a more demanding valuation following a strong prior run. As our conviction in its risk/reward profile moderated, we exited the Fund’s position.

  These three positions accounted for 3.54%, 2.12% and 0.00% of Fund net assets as of August 31, 2026, respectively.

Goldman Sachs Growth Opportunities ETF

GSGO

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Russell 1000® Growth Index	Russell 1000® Index
9/1/16	$10,000	$10,000	$10,000
8/17	$12,029	$12,082	$11,616
8/18	$15,170	$15,372	$13,918
8/19	$15,672	$16,028	$14,265
8/20	$22,647	$23,135	$17,474
8/21	$29,362	$29,736	$23,110
8/22	$21,975	$24,068	$20,115
8/23	$26,928	$29,349	$23,213
8/24	$33,892	$38,373	$29,387
8/25	$42,239	$47,038	$34,160
8/26	$49,238	$52,128	$40,913

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	10 Years
Shares based on NAV (Commenced May 24, 1999)	16.57%	10.89%	17.27%
Russell 1000® Growth Index	10.82%	11.87%	17.94%
Russell 1000® Index	19.77%	12.09%	15.12%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Growth Opportunities ETF

GSGO

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$175,611,718
# of Portfolio Holdings as of Period End	54
Portfolio Turnover Rate for the Period	78%
Total Net Advisory Fees Paid for the Period	$857,392

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective November 14, 2025, the Fund was converted from a mutual fund to an ETF and adopted a unitary fee structure. The Fund's net expense ratio decreased during the Period as a result.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	48.3%
Communication Services	17.3%
Industrials	10.2%
Health Care	7.3%
Consumer Discretionary	7.0%
Financials	5.5%
Other	2.0%
Consumer Staples	1.2%
Materials	1.1%

Goldman Sachs Growth Opportunities ETF

GSGO

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth Opportunities ETF

38149W440-AR-0826  GSGO

Annual Shareholder Report

August 31, 2026

Goldman Sachs Technology Opportunities ETF

The NASDAQ Stock Market LLC: GTOP

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Technology Opportunities ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GTOP	$84	0.73%

How did the Fund perform and what affected its performance?

Market leadership within the information technology sector rotated multiple times, resulting in significant performance dispersion and heightened volatility across the Magnificent 7 and across various industries, as investors differentiated between artificial intelligence (AI) strategies, capital allocation priorities and AI investment programs. Companies pursuing frontier model development, cloud infrastructure expansion and AI monetization opportunities saw materially different market outcomes, creating a more selective environment than the broad-based AI rally experienced in recent annual periods past.

For example, enterprise software and application companies came under pressure during the first quarter of 2026, as investors questioned the impact of AI disruption on traditional business models and the long-term durability of existing software economics. Investors increasingly scrutinized the sustainability of unprecedented AI capital expenditures by hyperscalers and other large technology companies, driving market debate around whether record investments in AI infrastructure data centers and computing capacity would ultimately generate attractive economic returns. Subsequently, evidence of AI monetization and return on investment began to emerge as enterprises shifted from experimentation toward implementation, supporting renewed investor confidence in companies capable of translating AI adoption into measurable productivity improvements, business outcomes and earnings growth.

Top Contributors to Performance:

  Stock selection and sector/industry allocation decisions as a whole contributed positively to the Fund’s relative results.

  The Fund’s differentiated exposures across semiconductors, AI infrastructure beneficiaries, software, cybersecurity and Internet platforms, as well as security selection decisions, proved beneficial.

  The information technology sector contributed most positively, driven primarily by strong stock selection. While market narratives periodically rotated between semiconductor and infrastructure beneficiaries on the one hand and software and application providers on the other, our stock selection across the sector enabled the Fund to capture opportunities as the AI investment cycle broadened.

  Relative to the NASDAQ Composite Total Return Index, overweights in semiconductor companies Micron Technology and Marvell Technology and in cybersecurity company Palo Alto Networks added the most value (4.00%, 2.80% and 3.60% of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  The communication services sector detracted most due to weak stock selection. The communication services sector faced periods of volatility as investors increasingly focused on the potential for AI-driven disruption across digital advertising and online platforms. Concerns centered on the possibility that AI-enabled search and discovery tools could alter user behavior and redirect advertising budgets over time pressured valuations in parts of the sector.

  AmongRelative to the NASDAQ Composite Total Return Index, overweights in AI-powered advertising and mobile marketing solutions provider AppLovin (Class A), financial technology platform Intuit and cloud-based solutions for enterprises provider Oracle detracted most (0.95%, 0.00%1 and 0.00%1 of Fund net assets as of August 31, 2026, respectively).

1 Some weights are 0.00% at August 31, 2026 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the annual period as they did not meet the Fund’s investment criteria.

Goldman Sachs Technology Opportunities ETF

GTOP

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	NASDAQ Composite Total Return Index	Russell 1000® Index
9/1/16	$10,000	$10,000	$10,000
8/17	$12,966	$12,473	$11,616
8/18	$16,979	$15,897	$13,918
8/19	$17,848	$15,783	$14,265
8/20	$27,069	$23,569	$17,474
8/21	$35,032	$30,755	$23,110
8/22	$24,740	$23,992	$20,115
8/23	$30,274	$28,753	$23,213
8/24	$39,314	$36,558	$29,387
8/25	$49,170	$44,583	$34,160
8/26	$64,167	$55,121	$40,913

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	10 Years
Shares based on NAV (Commenced October 1, 1999)	30.50%	12.86%	20.42%
NASDAQ Composite Total Return Index	23.64%	12.37%	18.60%
Russell 1000® Index	19.77%	12.09%	15.12%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Technology Opportunities ETF

GTOP

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$710,450,047
# of Portfolio Holdings as of Period End	36
Portfolio Turnover Rate for the Period	84%
Total Net Advisory Fees Paid for the Period	$5,198,765

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective December 5, 2025, the Fund was converted from a mutual fund to an ETF and adopted a unitary fee structure. The Fund's net expense ratio decreased during the Period as a result.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Information Technology	69.5%
Communication Services	14.0%
Consumer Discretionary	8.5%
Financials	4.1%
Real Estate	2.6%
Other	0.9%

Goldman Sachs Technology Opportunities ETF

GTOP

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Nasdaq®, are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Goldman Sachs. The Product(s) have not been passed on by the Corporations as to their legality or suitability. The Product(s) are not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product(s).

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies.  “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Technology Opportunities ETF

38149W432-AR-0826  GTOP

Annual Shareholder Report

August 31, 2026

Goldman Sachs Value Opportunities ETF

The NASDAQ Stock Market LLC: GVLE

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Value Opportunities ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the Period.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GVLE	$56	0.51%

How did the Fund perform and what affected its performance?

The broad U.S. equity market delivered strong gains overall, driven by resilient corporate earnings, solid labor data and expanding artificial intelligence (AI) infrastructure. Monetary policy also played a crucial role, with the Federal Reserve implementing interest rate cuts in the last months of 2025 and then holding steady, as it weighed inflation that remained above target. Still, U.S. equities faced periodic volatility around AI monetization, returns on investment and debt issuance. Concurrently, geopolitical tensions, including maritime shipping disruptions and trade tariffs, drove commodity and energy market volatility. Corporate fundamentals cushioned pullbacks, with profit margins and earnings rather consistently beating consensus expectations across the information technology, industrials and health care sectors.

Top Contributors to Performance:

  Stock selection in the financials, information technology and utilities sectors contributed positively to the Fund’s relative results.

  An overweight in semiconductor company Micron Technology added value, with its stock rising primarily on its robust financial performance. The company surpassed market expectations with strong earnings, fueled by ongoing demand for its specialized memory products, which are critical components for AI applications.

  An overweight in software giant Microsoft contributed positively, driven by ongoing momentum in its cloud franchise and accelerating monetization of AI across its productivity and Azure offerings. The company sustained strong commercial growth while deepening its enterprise footprint and expanding margins.

  An overweight in semiconductor company Advanced Micro Devices proved beneficial. Its stock rose driven by strong demand for its data center central processing units and traction in AI acceleration. The company gained server market share while ramping its next-generation product portfolio and expanding margins.

  These three positions accounted for 0.00%1, 8.97% and 2.44% of Fund net assets as of August 31, 2026, respectively.

Top Detractors from Performance:

  Stock selection and sector allocation decisions overall detracted from the Fund’s relative results.

  Stock selection in the materials, communication services and industrials sectors detracted from the Fund’s relative results. So, too, did an underweight in communication services and an overweight in industrials.

  The Fund’s top detractor was an overweight in bank holding company Capital One Financial. Its stock came under pressure amid concerns around rising consumer credit normalization, higher net charge-offs and elevated reserve builds across its card and consumer lending portfolios. Investor caution around the health of the lower-income consumer and integration risk tied to its strategic activity also weighed on sentiment.

  An overweight in L3Harris Technologies, an aerospace and defense technology company, detracted. Its stock fell due primarily to concerns around defense budget uncertainty, program timing and margin pressure across its communication systems and space & airborne segments. Caution around the pace of government contract awards, procurement delays and integration execution further weighed on investor sentiment.

  An overweight in wireless carrier T-Mobile hurt. The company faced intensified competitive concerns following a strong subscriber report from another wireless carrier as well as investor uncertainty surrounding merger speculation with parent company Deutsche Telekom. We exited the Fund position.

  These three positions accounted for 2.50%, 0.00%1 and 0.00%1 of Fund net assets as of August 31, 2026, respectively.

1 Some weights are 0.00% at August 31, 2026 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the annual period as they did not meet the Fund’s investment criteria.

Goldman Sachs Value Opportunities ETF

GVLE

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	Russell 1000® Value Index	Russell 1000® Index
9/1/16	$10,000	$10,000	$10,000
8/17	$11,379	$11,158	$11,616
8/18	$12,410	$12,549	$13,918
8/19	$12,716	$12,627	$14,265
8/20	$13,609	$12,733	$17,474
8/21	$18,345	$17,373	$23,110
8/22	$17,248	$16,291	$20,115
8/23	$19,513	$17,690	$23,213
8/24	$24,032	$21,432	$29,387
8/25	$26,034	$23,431	$34,160
8/26	$31,446	$30,395	$40,913

Average Annual Total Returns (%)

Table Summary
	1 Year	5 Years	10 Years
Shares based on NAV (Commenced July 31, 2015)	20.79%	11.37%	12.13%
Russell 1000® Value Index	29.72%	11.83%	11.75%
Russell 1000® Index	19.77%	12.09%	15.12%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Value Opportunities ETF

GVLE

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$42,913,323
# of Portfolio Holdings as of Period End	31
Portfolio Turnover Rate for the Period	87%
Total Net Advisory Fees Paid for the Period	$223,900

Material Fund Changes

This is a summary of certain changes to the Fund for the Period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2026 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective November 14, 2025, the Fund was converted from a mutual fund to an ETF and adopted a unitary fee structure. The Fund's net expense ratio decreased during the Period as a result.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Financials	18.1%
Information Technology	15.9%
Consumer Discretionary	14.7%
Health Care	13.6%
Industrials	11.5%
Consumer Staples	6.6%
Energy	6.2%
Utilities	5.0%
Materials	3.6%
Other	4.9%

Goldman Sachs Value Opportunities ETF

GVLE

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies.  “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Value Opportunities ETF

38149W416-AR-0826  GVLE

Annual Shareholder Report

August 31, 2026

Goldman Sachs Data Enhanced International Equity ETF

The NASDAQ Stock Market LLC: GIEQ

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Data Enhanced International Equity ETF (the “Fund”) for the period of May 19, 2026 to August 31, 2026 (the “Period”). You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the Period?

Based on a hypothetical $10,000 investment.

Table Summary
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GIEQ	$9Footnote Reference*	0.30%Footnote Reference**
Footnote	Description
Footnote*	The Fund has less than one year of operations. Expenses would be higher if the Fund operated for a full year.
Footnote**	Annualized

How did the Fund perform and what affected its performance?

The broad international equity market posted positive returns for the period from the Fund’s inception on May 19, 2026 through August 31, 2026 but experienced varied performance, influenced by diverse economic conditions, central bank policies and political and geopolitical developments. Still, strong performance overall was supported by resilient international corporate earnings, regional monetary policy adjustments and varying exposure to the global artificial intelligence (AI) boom. Periodic volatility sparked by shifting trade policies, energy cost fluctuations and regional tensions introduced cross-currents for overseas developed equities, though solid second calendar quarter corporate earnings helped cushion against macroeconomic headwinds.

Top Contributors to Performance:

  Relative to the MSCI EAFE Index (Index), positioning in the utilities, health care and consumer discretionary sectors contributed most positively to the Fund’s results.

  From a country perspective, positioning in Japan, the U.K. and Spain contributed most positively to the Fund’s relative results.

  The Fund’s Fundamental Mispricings investment theme contributed positively.

  Relative to the Index, overweights in Japan-based health care company PHC Holdings and Japan-based information technology company Kyocera and an underweight in Finland-based information technology company Nokia contributed most positively to the Fund’s results (0.30%, 0.58% and 0.00%1 of Fund net assets as of August 31, 2026, respectively).

Top Detractors from Performance:

  Relative to the Index, positioning in the information technology, materials and communication services sectors detracted most from the Fund’s results.

  From a country perspective, positioning in Australia, Singapore and Hong Kong detracted most from the Fund’s relative results.

  The Fund’s Market Themes and Trends, High Quality Business Models and Sentiment Analysis investment themes detracted.

  Relative to the Index, underweights in Japan-based industrials firm Recruit Holdings and Australia-based health care company CSL and an overweight in Australia-based communication services company Telstra Group detracted most from the Fund’s results (0.53%, 0.06% and 0.30% of Fund net assets as of August 31, 2026, respectively).

1Some weights are 0.00% at August 31, 2026 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Period as they did not meet the Fund’s investment criteria.

Goldman Sachs Data Enhanced International Equity ETF

GIEQ

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

Table Summary
	Shares based on NAV	MSCI EAFE Index (Net, USD, Unhedged)
5/19/26	$10,000	$10,000
8/26	$10,727	$10,729

Average Annual Total Returns (%)

Table Summary
Since Inception
Shares based on NAV (Commenced May 19, 2026)	7.27%
MSCI EAFE Index (Net, USD, Unhedged)	7.29%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Data Enhanced International Equity ETF

GIEQ

Key Fund Statistics

Table Summary
Total Net Assets as of Period End	$32,199,004
# of Portfolio Holdings as of Period End	280
Portfolio Turnover Rate for the Period	24%
Total Net Advisory Fees Paid for the Period	$9,926

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Table Summary
Financials	25.3%
Industrials	19.7%
Health Care	10.5%
Information Technology	10.1%
Consumer Discretionary	9.8%
Consumer Staples	6.8%
Materials	6.6%
Communication Services	3.6%
Energy	3.4%
Other	4.7%

Goldman Sachs Data Enhanced International Equity ETF

GIEQ

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and S&P Dow Jones Indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2026 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Data Enhanced International Equity ETF

38149W382-AR-0826  GIEQ

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 19(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Michael Latham is the “audit committee financial expert” and “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs ETF Trust to which this certified shareholder report relates.

	2026	2025	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,541,791	$1,051,050	Financial Statement audits.

Audit-Related Fees:

• PwC	$ 232,200	$ 211,167	Other attest services.

Tax Fees:

• PwC	$ 0	$ 0

All Other Fees:

• PwC	$ 0	$ 0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs ETF Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs ETF Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2026	2025	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,260,123	$2,081,340	Internal control review performanced in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs ETF Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs ETF Trust (“GS ETF”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GS ETF may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GS ETF at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Goldman Sachs ETF Trust’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GS ETF, the Audit Committee will pre-approve those non-audit services provided to GS ETF’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GS ETF) where the engagement relates directly to the operations or financial reporting of GS ETF.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GS ETF’s service affiliates listed in Table 2 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GS ETF by PwC for the twelve months ended August 31, 2026 and August 31, 2025 were approximately $232,200 and $211,167, respectively. The aggregate non-audit fees billed to GS ETF’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2025 and December 31, 2024 were approximately $19.0 million and $20.7 million, respectively. With regard to the aggregate non-audit fees billed to GS ETF’s adviser and service affiliates, the 2025 and 2024 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GS ETF’s operations or financial reporting.

Item 4(h) — GS ETF’s Audit Committee has considered whether the provision of non-audit services to GS ETF’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Kathryn A. Cassidy, Joaquin Delgado, John F. Killian, Steven D. Krichmar, Michael Latham, and Gregory G. Weaver, each a Trustee of the Registrant.

ITEM 6.	INVESTMENTS.

Schedule of Investments is included in Item 7 of this report.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Annual Financial Statements August 31, 2026 Goldman Sachs Access Fixed Income ETFs Goldman Sachs Access Emerging Markets USD Bond ETF (GEMD) Goldman Sachs Access High Yield Corporate Bond ETF (GHYB) Goldman Sachs Access Inflation Protected USD Bond ETF (GTIP) Goldman Sachs Access Investment Grade Corporate Bond ETF (GIGB) Goldman Sachs Access Treasury 0-1 Year ETF (GBIL) Goldman Sachs Access U.S. Aggregate Bond ETF (GCOR) Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF (GPRF) Goldman Sachs Funds

Goldman Sachs Access Fixed Income ETFs

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – 85.7%

Angola – 0.6%
Angolan Government International Bond (B-/B3)
$200,000	8.750%	04/14/32	$205,230

Argentina – 4.6%
Argentine Republic Government International Bond(a) (B-/NR)
414,489	3.500	07/09/41	293,251
339,200	0.750	07/09/30	293,366
634,239	4.125	07/09/35	482,022
398,000	5.000	01/09/38	318,002
185,455	4.125	07/09/46	132,414
117,000	1.000	07/09/29	104,642

			1,623,697

Armenia – 0.5%
Republic of Armenia International Bond (NR/Ba3)
200,000	3.600	02/02/31	183,033

Bahrain – 2.1%
Bahrain Government International Bond (B/NR)
225,000	5.625	05/18/34	200,097
200,000	7.750	04/18/35	201,640
200,000	6.750	09/20/29	197,048
200,000	6.000	09/19/44	161,760

			760,545

Brazil – 4.1%
Brazilian Government International Bond (BB/Ba1)
200,000	6.125	03/15/34	198,900
200,000	6.125	01/22/32	203,000
205,000	6.625	03/15/35	207,665
380,000	4.625	01/13/28	380,000
200,000	7.125	05/13/54	192,750
150,000	7.125	01/20/37	158,062
128,000	5.625	01/07/41	115,584

			1,455,961

Chile – 2.5%
Chile Government International Bond (A/A2)
250,000	4.950	01/05/36	242,282
200,000	3.240	02/06/28	195,975
200,000	2.550	07/27/33	169,555
200,000	3.100	05/07/41	147,698
200,000	3.100	01/22/61	118,657

			874,167

China – 1.6%
China Government International Bond (A+/A1)
353,000	4.250	11/20/29	355,116
200,000	1.250	10/26/26	199,074

			554,190

Colombia – 3.5%
Colombia Government International Bond (BB-/Baa3)
250,000	3.250	04/22/32	215,555
200,000	8.000	04/20/33	216,264
200,000	7.750	11/07/36	213,584
200,000	5.200	05/15/49	155,000
200,000	3.125	04/15/31	177,199
200,000	5.000	06/15/45	154,134
110,000	6.125	01/18/41	101,219

			1,232,955

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Costa Rica – 0.6%
Costa Rica Government International Bond (BB/Ba2)
$200,000	7.158%	03/12/45	$214,750

Dominican Republic – 3.0%
Dominican Republic International Bond (BB/Ba2)
225,000	6.000	07/19/28	228,094
200,000	5.500	02/22/29	200,875
350,000	5.300	01/21/41	309,312
200,000	6.400	06/05/49	189,750
150,000	5.875	01/30/60	129,000

			1,057,031

Ecuador – 0.8%
Ecuador Government International Bond(a) (B/Ba3)
207,727	6.900	07/31/35	190,340
50,000	5.500	07/31/40	41,065
40,000	6.900	07/31/30	40,140

			271,545

Egypt – 1.0%
Egypt Government International Bond (NR/Caa1)
200,000	8.500	01/31/47	192,136
200,000	7.500	02/16/61	169,378

			361,514

El Salvador – 0.7%
El Salvador Government International Bond (B-/B3)
150,000	9.650	11/21/54	170,813
60,000	7.650	06/15/35	62,534

			233,347

Ghana – 0.9%
Ghana Government International Bond(a)(b) (B-/Caa1)
225,000	5.000	07/03/29	222,470
45,098	5.000	07/03/35	42,013
37,928	0.000	01/03/30	33,845
50,000	1.500	01/03/37	29,408

			327,736

Guatemala – 0.6%
Guatemala Government Bond (BB+/NR)
225,000	3.700	10/07/33	198,844

Hungary – 1.9%
Hungary Government International Bond (BBB-/Baa2)
200,000	6.125	05/22/28	203,913
200,000	5.500	03/26/36	197,214
250,000	3.125	09/21/51	150,881
Hungary Government International Bond, Series 30Y (BBB-/Baa2)
100,000	7.625	03/29/41	115,477

			667,485

India – 0.5%
Export-Import Bank of India (BBB/Baa3)
200,000	2.250	01/13/31	176,955

Indonesia – 4.2%
Indonesia Government International Bond (NR/Baa2)
200,000	3.850	07/18/27	199,277
200,000	4.350	02/21/31	195,027
400,000	4.650	09/20/32	387,814
121,000	7.750	01/17/38	139,905
125,000	8.500	10/12/35	150,254

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Indonesia – (continued)
Indonesia Government International Bond (NR/Baa2) (continued)
$200,000	3.050%	03/12/51	$121,529
100,000	6.625	02/17/37	107,082
200,000	4.900	04/16/36	189,038

			1,489,926

Ivory Coast – 0.6%
Ivory Coast Government International Bond (BB/Ba2)
226,000	6.125	06/15/33	223,948

Jamaica – 0.7%
Jamaica Government International Bond (BB/Ba3)
200,000	7.875	07/28/45	233,750

Jordan – 0.7%
Jordan Government International Bond (BB-/Ba3)
250,000	7.750	01/15/28	256,905

Kazakhstan – 0.6%
Kazakhstan Government International Bond (BBB/Baa1)
200,000	6.500	07/21/45	211,992

Kenya – 1.1%
Republic of Kenya Government International Bond (B/B3)
400,000	8.250	02/28/48	375,872

Kuwait – 1.6%
Kuwait International Government Bond (AA-/NR)
200,000	4.652	10/09/35	188,932
200,000	4.136	10/09/30	196,069
200,000	4.016	10/09/28	196,108

			581,109

Mexico – 3.5%
Mexico Government International Bond (BBB/Baa3)
200,000	6.338	05/04/53	181,128
200,000	6.000	05/07/36	195,980
200,000	6.400	05/07/54	181,933
325,000	4.500	04/22/29	322,744
Mexico Government International Bond, GMTN (BBB/Baa3)
106,000	5.750	10/12/10	83,275
Mexico Government International Bond, MTN (BBB/Baa3)
180,000	7.500	04/08/33	200,182
120,000	4.750	03/08/44	94,121

			1,259,363

Morocco – 0.6%
Morocco Government International Bond (BBB-/Ba1)
200,000	6.500	09/08/33	210,228

Nigeria – 1.2%
Nigeria Government International Bond (B/B3)
200,000	6.500	11/28/27	202,530
200,000	10.375	12/09/34	237,966

			440,496

Oman – 1.2%
Oman Government International Bond (NR/Baa3)
200,000	6.750	01/17/48	209,360
200,000	7.375	10/28/32	222,641

			432,001

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Pakistan – 0.6%
Pakistan Government International Bond (B/B3)
$200,000	6.875%	12/05/27	$202,574

Panama – 3.7%
Panama Bonos del Tesoro(c), Series DOM (BBB-/Baa3)
180,000	6.375	07/25/33	185,490
Panama Government International Bond (BBB-/Baa3)
200,000	3.875	03/17/28	196,733
203,000	8.875	09/30/27	211,846
268,000	6.700	01/26/36	283,653
250,000	6.853	03/28/54	259,451
200,000	3.870	07/23/60	130,026
40,000	9.375	04/01/29	44,202

			1,311,401

Paraguay – 0.6%
Paraguay Government International Bond (BBB-/Baa3)
200,000	6.000	02/09/36	206,250

Peru – 2.4%
Peruvian Government International Bond (BBB-/Baa1)
288,000	8.750	11/21/33	344,547
175,000	5.875	08/08/54	167,421
249,000	2.780	12/01/60	131,368
150,000	3.550	03/10/51	101,047
78,000	2.783	01/23/31	71,416
40,000	3.230	07/28/21	21,091

			836,890

Philippines – 4.1%
Philippine Government International Bond (BBB+/Baa2)
200,000	6.375	10/23/34	212,329
200,000	5.500	02/04/35	200,661
200,000	5.250	05/14/34	198,733
200,000	1.950	01/06/32	171,549
200,000	5.000	01/13/37	190,597
200,000	3.700	03/01/41	157,533
200,000	3.700	02/02/42	155,166
100,000	6.375	01/15/32	106,577
63,000	9.500	02/02/30	72,191

			1,465,336

Poland – 3.2%
Republic of Poland Government International Bond, Series 10Y (A-/A2)
154,000	5.125	09/18/34	151,619
150,000	5.375	02/12/35	149,294
200,000	5.750	11/16/32	206,329
100,000	4.875	10/04/33	97,802
Republic of Poland Government International Bond, Series 30Y (A-/A2)
193,000	5.500	03/18/54	172,952
90,000	5.500	04/04/53	80,808
Republic of Poland Government International Bond, Series 5Y (A-/A2)
170,000	4.625	04/14/31	168,456
100,000	4.875	02/12/30	100,648

			1,127,908

Qatar – 4.1%
Qatar Government International Bond (AA/Aa2)
220,000	5.103	04/23/48	198,201

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Qatar – (continued)
Qatar Government International Bond (AA/Aa2) (continued)
$200,000	4.500%	04/23/28	$199,370
200,000	4.875	02/27/35	198,375
200,000	4.625	05/29/29	199,126
200,000	4.000	03/14/29	195,874
200,000	4.817	03/14/49	173,310
200,000	4.400	04/16/50	162,394
109,000	9.750	06/15/30	127,199

			1,453,849

Romania – 2.9%
Romanian Government International Bond (BBB-/Baa3)
298,000	7.125	01/17/33	312,191
198,000	6.375	01/30/34	197,755
90,000	6.125	01/22/44	83,398
50,000	7.625	01/17/53	52,389
70,000	5.875	01/30/29	70,558
160,000	3.625	03/27/32	142,613
134,000	3.000	02/14/31	119,673
50,000	6.000	05/25/34	48,850

			1,027,427

Saudi Arabia – 2.7%
Saudi Government International Bond (A+/Aa3)
200,000	4.375	01/12/31	194,496
200,000	5.750	01/16/54	184,440
200,000	5.875	01/12/56	185,266
200,000	5.125	01/13/28	200,949
300,000	3.750	01/21/55	197,730

			962,881

Senegal – 0.3%
Senegal Government International Bond, Series 7Y (CCC+/Caa2)
200,000	7.750	06/10/31	103,765

Serbia – 0.6%
Serbia International Bond (BBB-/Ba2)
200,000	6.500	09/26/33	206,840

South Africa – 2.7%
Republic of South Africa Government International Bond (BB/Ba2)
200,000	7.250	12/11/55	194,920
270,000	7.100	11/19/36	288,417
Republic of South Africa Government International Bond, Series 10Y (BB/Ba2)
327,000	4.850	09/30/29	325,370
Republic of South Africa Government International Bond, Series 30Y (NR/Ba2)
200,000	5.650	09/27/47	166,376

			975,083

Sri Lanka – 1.1%
Sri Lanka Government International Bond(a) (NR/Caa1)
250,000	3.350	03/15/33	240,312
106,000	4.000	04/15/28	102,688
31,000	3.600	02/15/38	31,930

			374,930

Suriname – 0.6%
Suriname Government International Bond (CCC+/Caa1)
200,000	7.700	11/06/30	205,625

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Turkey – 4.9%
Turkiye Government International Bond (NR/Ba3)
$200,000	7.125%	07/17/32	$203,350
200,000	6.875	01/14/38	193,564
200,000	6.300	03/14/33	193,710
Turkiye Government International Bond, Series 10Y (NR/Ba3)
200,000	7.625	05/15/34	207,318
Turkiye Government International Bond, Series 11Y (NR/Ba3)
200,000	6.125	10/24/28	200,907
Turkiye Government International Bond, Series 30Y (NR/Ba3)
120,000	7.250	03/05/38	122,162
30,000	6.875	03/17/36	29,579
Turkiye Government International Bond, Series 31Y (NR/Ba3)
200,000	6.625	02/17/45	178,690
Turkiye Government International Bond, Series 5Y (NR/Ba3)
200,000	9.875	01/15/28	210,392
Turkiye Government International Bond, Series 6Y (NR/Ba3)
200,000	9.375	03/14/29	215,515

			1,755,187

Ukraine – 1.6%
Ukraine Government International Bond(a)(b) (CCC+/NR)
106,000	4.500	02/01/35	71,682
95,000	4.500	02/01/36	63,531
90,000	4.500	02/01/34	62,438
230,000	4.000	02/01/32	190,038
120,000	4.500	02/01/29	103,125
38,000	0.000	02/01/36	22,230
64,000	0.000	02/01/34	36,160
35,000	0.000	02/01/35	20,562

			569,766

United Arab Emirates – 1.1%
UAE Government International Bond (NR/Aa2)
277,000	2.875	10/19/41	198,559
200,000	4.857	07/02/34	197,864

			396,423

Uruguay – 2.4%
Oriental Republic of Uruguay (BBB+/Baa1)
20,000	5.250	09/10/60	17,743
Uruguay Government International Bond(d) (BBB+/Baa1)
362,699	4.375	01/23/31	360,716
100,000	7.625	03/21/36	115,860
120,000	5.750	10/28/34	123,290
150,000	7.875	01/15/33	173,196
60,000	4.975	04/20/55	51,729
24,000	5.100	06/18/50	21,444

			863,978

Uzbekistan – 0.6%
Republic of Uzbekistan International Bond (NR/Ba2)
200,000	6.947	05/25/32	211,992

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $30,149,343)			30,372,680

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 12.2%

Brazil – 1.2%
Petrobras Global Finance BV (BB/Ba1)
$165,000	6.500%	07/03/33	$167,887
130,000	5.125	09/10/30	127,969
131,000	6.850	06/05/15	121,666

			417,522

Chile – 2.7%
Corp. Nacional del Cobre de Chile (BBB+/Baa2)
200,000	5.125	02/02/33	195,731
160,000	5.625	09/21/35	158,459
200,000	3.700	01/30/50	133,870
200,000	6.440	01/26/36	208,488
100,000	6.150	10/24/36	101,952
Empresa de Transporte de Pasajeros Metro SA (NR/A3)
200,000	4.700	05/07/50	161,868

			960,368

India – 1.1%
Indian Railway Finance Corp. Ltd. (BBB/Baa3)
200,000	3.570	01/21/32	183,566
Power Finance Corp. Ltd., GMTN (NR/Baa3)
220,000	3.350	05/16/31	201,142

			384,708

Indonesia – 1.1%
Pertamina Persero PT (BBB/Baa2)
200,000	6.450	05/30/44	198,940
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (NR /Baa2)
200,000	6.150	05/21/48	184,877

			383,817

Kazakhstan – 0.5%
KazMunayGas National Co. JSC (BBB-/Baa1)
200,000	5.750	04/19/47	181,993

Mexico – 2.0%
Comision Federal de Electricidad, EMTN (NR/Baa3)
160,000	4.050	03/20/50	124,725
Petroleos Mexicanos (BBB/B1)
200,000	6.700	02/16/32	201,600
104,000	6.625	06/15/35	99,916
155,000	6.750	09/21/47	131,277
50,000	6.350	02/12/48	40,725
50,000	6.840	01/23/30	51,580
65,000	7.690	01/23/50	59,394
15,000	6.500	06/02/41	13,284

			722,501

Poland – 0.6%
Bank Gospodarstwa Krajowego (NR/A2)
225,000	5.750	07/09/34	227,892

Qatar – 1.0%
QatarEnergy (AA/Aa2)
200,000	2.250	07/12/31	175,926
225,000	3.125	07/12/41	163,284

			339,210

Saudi Arabia – 1.5%
Gaci First Investment Co. (NR/Aa3)
200,000	5.375	01/29/54	169,682

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations (Continued)

Saudi Arabia – (continued)
Saudi Arabian Oil Co. (NR/Aa3)
$200,000	4.250%	04/16/39	$171,631
200,000	3.500	04/16/29	192,755

			534,068

United Arab Emirates – 0.5%
Adnoc Murban Rsc Ltd. (AA/Aa2)
200,000	4.500	09/11/34	189,745

TOTAL CORPORATE OBLIGATIONS (Cost $4,382,164)			4,341,824

Shares	Dividend Rate		Value

Investment Company – 0.1%(e)
Goldman Sachs Central Government Fund - Institutional Shares
43,330	3.779%(f)		43,330
(Cost $43,330)

TOTAL INVESTMENTS – 98.0% (Cost $34,574,837)			$34,757,834

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			695,228

NET ASSETS – 100.0%			$35,453,062

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Step coupon.

(b)	Zero coupon bond until next reset date.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Pay-in-kind securities.

(e)	Represents an affiliated issuer.

(f)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
EMTN	—Euro Medium-Term Note
GMTN	—Global Medium Term Note
MTN	—Medium Term Note

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 88.2%

Advertising – 1.2%
Clear Channel Outdoor Holdings, Inc.
$174,000	7.750%	04/15/28(a)	$174,000
142,000	7.500	06/01/29(a)	142,000
40,000	7.125	02/15/31(a)	41,325
100,000	7.500	03/15/33(a)	105,500
Lamar Media Corp.
82,000	3.750	02/15/28	80,345
91,000	4.000	02/15/30	86,805
111,000	3.625	01/15/31	103,256
Neptune Bidco U.S., Inc.
191,000	9.290	04/15/29(a)	196,014
345,000	10.375	05/15/31(a)	363,543
80,000	9.500	02/15/33(a)	82,200
Outfront Media Capital LLC / Outfront Media Capital Corp.
284,000	4.625	03/15/30(a)	275,343

			1,650,331

Aerospace & Defense – 2.0%
Axon Enterprise, Inc.
100,000	6.125	03/15/30(a)	101,797
137,000	6.250	03/15/33(a)	139,785
TransDigm, Inc.
152,000	6.750	08/15/28(a)	153,125
199,000	4.625	01/15/29	195,376
35,000	6.375	03/01/29(a)	35,448
225,000	4.875	05/01/29	221,656
366,000	6.875	12/15/30(a)	374,792
228,000	7.125	12/01/31(a)	235,494
319,000	6.625	03/01/32(a)	326,310
64,000	6.000	01/15/33(a)	64,197
324,000	6.375	05/31/33(a)	325,337
400,000	6.250	01/31/34(a)	405,313
316,000	6.750	01/31/34(a)	322,203
2,000	6.125	07/31/34(a)	1,981

			2,902,814

Banks – 0.1%
Freedom Mortgage Corp.
90,000	12.250	10/01/30(a)	95,906

Basic Industry – 3.0%
APi Group DE, Inc.
230,000	4.125	07/15/29(a)	221,806
Arcosa, Inc.
2,000	4.375	04/15/29(a)	1,966
Ashland, Inc.
97,000	6.875	05/15/43	99,285
Avient Corp.
223,000	7.125	08/01/30(a)	226,868
Axalta Coating Systems LLC
215,000	3.375	02/15/29(a)	205,828
Calumet Specialty Products Partners LP /Calumet Finance Corp.
95,000	9.750	02/15/31(a)	102,837
Celanese U.S. Holdings LLC
68,000	6.500	04/15/30	69,126
299,000	7.379	07/15/32	314,050
409,000	7.700	11/15/33	437,273
Chemours Co. (The)
64,000	5.750	11/15/28(a)	63,840
86,000	4.625	11/15/29(a)	81,610

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Basic Industry – (continued)
Chemours Co. (The) – (continued)
$112,000	8.000%	01/15/33(a)	$110,740
50,000	7.875	03/15/34(a)	49,125
FMC Corp.
45,000	4.500	10/01/49	29,692
129,000	6.375	05/18/53	102,552
Global Infrastructure Solutions, Inc.
117,000	5.625	06/01/29(a)	116,708
55,000	7.500	04/15/32(a)	57,475
Graphic Packaging International LLC
46,000	3.750	02/01/30(a)	43,154
Huntsman International LLC
165,000	5.700	10/15/34	153,867
Magnera Corp.
140,000	4.750	11/15/29(a)	132,300
69,000	7.250	11/15/31(a)	67,879
Olin Corp.
75,000	5.625	08/01/29	74,672
116,000	5.000	02/01/30	112,520
85,000	6.625	04/01/33(a)	83,619
Olympus Water U.S. Holding Corp.
280,000	4.250	10/01/28(a)	272,950
200,000	7.250	06/15/31(a)	203,375
223,000	7.250	02/15/33(a)	223,836
Perimeter Holdings LLC
56,000	6.250	01/15/34(a)	55,580
Qnity Electronics, Inc.
75,000	5.750	08/15/32(a)	74,813
50,000	6.250	08/15/33(a)	50,437
Tronox, Inc.
128,000	4.625	03/15/29(a)	85,440
65,000	9.125	09/30/30(a)	64,959
WR Grace Holdings LLC
150,000	5.625	08/15/29(a)	143,063
205,000	6.625	08/15/32(a)	198,081

			4,331,326

Broadcasting – 2.7%
Discovery Communications LLC
78,000	4.125	05/15/29	77,125
168,000	3.625	05/15/30	158,043
58,000	6.350	06/01/40	47,725
Gray Media, Inc.
49,000	10.500	07/15/29(a)	51,634
103,000	4.750	10/15/30(a)	84,717
262,000	5.375	11/15/31(a)	204,360
60,000	9.625	07/15/32(a)	61,575
153,000	7.250	08/15/33(a)	153,287
iHeartCommunications, Inc.
165,000	9.125	05/01/29(a)	149,531
65,000	10.875	05/01/30(a)	45,988
131,500	7.750	08/15/30(a)	110,460
Nexstar Media, Inc.
128,000	4.750	11/01/28(a)	126,036
95,000	7.250	04/15/34(a)	96,185
Scripps Escrow II, Inc.
209,000	3.875	01/15/29(a)	194,762
80,000	5.375	01/15/31(a)	45,600

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Broadcasting – (continued)
Sinclair Television Group, Inc.
$107,000	5.500%	03/01/30(a)	$95,199
84,000	4.375	12/31/32(a)	63,221
43,000	8.125	02/15/33(a)	44,748
110,000	9.750	02/15/33(a)	123,462
Sirius XM Radio LLC
276,000	4.000	07/15/28(a)	268,699
159,000	5.500	07/01/29(a)	158,989
579,000	4.125	07/01/30(a)	543,633
147,000	3.875	09/01/31(a)	133,993
Univision Communications, Inc.
238,000	4.500	05/01/29(a)	226,489
40,000	7.375	06/30/30(a)	40,126
166,000	8.500	07/31/31(a)	167,508
394,000	9.375	08/01/32(a)	403,316

			3,876,411

Brokerage – 0.2%
Coinbase Global, Inc.
141,000	3.375	10/01/28(a)	134,479
Jefferies Finance LLC / JFIN Co.-Issuer Corp.
200,000	5.000	08/15/28(a)	194,047

			328,526

Building Materials – 2.5%
Advanced Drainage Systems, Inc.
100,000	6.375	06/15/30(a)	100,687
Arcosa, Inc.
185,000	6.875	08/15/32(a)	191,475
Builders FirstSource, Inc.
44,000	5.000	03/01/30(a)	42,879
109,000	4.250	02/01/32(a)	100,201
98,000	6.375	06/15/32(a)	98,326
60,000	6.375	03/01/34(a)	59,553
Camelot Return Merger Sub, Inc.
104,000	8.750	08/01/28(a)	54,210
Cornerstone Building Brands, Inc.
55,000	9.500	08/15/29(a)	28,703
CP Atlas Buyer, Inc.
63,370	12.750	01/15/31(a)(b)	43,092
JELD-WEN, Inc.
51,000	4.875	12/15/27(a)	44,880
LBM Acquisition LLC
160,000	6.250	01/15/29(a)	101,100
26,000	9.500	06/15/31(a)	21,629
New Enterprise Stone & Lime Co., Inc.
68,000	5.250	07/15/28(a)	67,745
Patrick Industries, Inc.
167,000	4.750	05/01/29(a)	164,286
Quikrete Holdings, Inc.
343,000	6.375	03/01/32(a)	347,288
293,000	6.750	03/01/33(a)	297,761
QXO Building Products, Inc.
295,000	6.750	04/30/32(a)	302,006
304,000	6.875	07/15/34(a)	307,800
Smyrna Ready Mix Concrete LLC
123,000	6.000	11/01/28(a)	123,077
201,000	8.875	11/15/31(a)	210,547

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Building Materials – (continued)
Standard Building Solutions, Inc.
$155,000	6.250%	08/01/33(a)	$153,985
Standard Industries, Inc.
251,000	4.750	01/15/28(a)	250,367
133,000	4.375	07/15/30(a)	126,399
437,000	3.375	01/15/31(a)	394,731

			3,632,727

Capital Goods – 3.4%
Amsted Industries, Inc.
179,000	4.625	05/15/30(a)	173,476
Ardagh Metal Packaging Finance USA LLC /Ardagh Metal Packaging Finance PLC
232,000	3.250	09/01/28(a)	225,475
295,000	4.000	09/01/29(a)	283,200
BWX Technologies, Inc.
36,000	4.125	06/30/28(a)	35,343
36,000	4.125	04/15/29(a)	34,949
Clean Harbors, Inc.
120,000	5.125	07/15/29(a)	119,426
169,000	6.375	02/01/31(a)	171,095
Clydesdale Acquisition Holdings, Inc.
87,000	6.625	04/15/29(a)	87,163
131,000	6.875	01/15/30(a)	131,410
97,000	8.750	04/15/30(a)	95,969
184,000	6.750	04/15/32(a)	180,090
CP Atlas Buyer, Inc.
96,000	9.750	07/15/30(a)	84,540
Emerald Debt Merger Sub LLC
437,000	6.625	12/15/30(a)	446,013
EnerSys
55,000	6.625	01/15/32(a)	56,031
EquipmentShare.com, Inc.
16,000	9.000	05/15/28(a)	16,320
143,000	8.000	03/15/33(a)	147,111
76,000	7.125	07/01/34(a)	74,955
Esab Corp.
110,000	6.250	04/15/29(a)	111,423
FXI Holdings, Inc.
113,120	14.000	11/15/29(a)(b)	25,098
60,000	11.000	11/15/30(a)	50,513
GFL Environmental Holdings U.S., Inc.
100,000	5.500	02/01/34(a)	93,875
GFL Environmental, Inc.
100,000	4.000	08/01/28(a)	98,106
79,000	4.750	06/15/29(a)	77,420
100,000	4.375	08/15/29(a)	96,687
90,000	6.750	01/15/31(a)	91,519
Graphic Packaging International LLC
92,000	6.375	07/15/32(a)	93,150
Herc Holdings, Inc.
225,000	7.250	06/15/33(a)	232,868
72,000	6.000	03/15/34(a)	71,208
Madison IAQ LLC
265,000	4.125	06/30/28(a)	261,284
Park River Holdings, Inc.
95,000	8.000	03/15/31(a)	95,534
Resideo Funding II LLC
56,000	4.000	09/01/29(a)	53,375

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – (continued)
Resideo Funding II LLC – (continued)
$100,000	6.500%	07/15/32(a)	$99,258
Sealed Air Corp.
54,000	6.875	07/15/33(a)	52,920
Sensata Technologies BV
200,000	5.875	09/01/30(a)	200,916
Sensata Technologies, Inc.
100,000	4.375	02/15/30(a)	97,375
149,000	3.750	02/15/31(a)	139,688
Sword Purchaser LLC
280,000	10.500	04/15/34(a)	292,250
Terex Corp.
131,000	6.250	10/15/32(a)	132,310

			4,829,343

Communications – 3.9%
CCO Holdings LLC / CCO Holdings Capital Corp.
289,000	5.000	02/01/28(a)	286,376
357,000	5.375	06/01/29(a)	350,739
353,000	6.375	09/01/29(a)	353,420
176,000	4.750	03/01/30(a)	166,776
281,000	4.500	08/15/30(a)	262,084
527,000	4.250	02/01/31(a)	475,772
150,000	7.375	03/01/31(a)	151,712
234,000	4.750	02/01/32(a)	209,852
413,000	4.500	05/01/32	363,125
100,000	7.000	02/01/33(a)	97,918
289,000	4.500	06/01/33(a)	250,880
330,000	4.250	01/15/34(a)	275,766
74,000	7.375	02/01/36(a)	71,570
CSC Holdings LLC
315,000	5.500	04/15/27(a)	183,487
250,000	5.375	02/01/28(a)	139,375
240,000	5.750	01/15/30(a)	51,900
250,000	3.375	02/15/31(a)	131,250
250,000	4.500	11/15/31(a)	131,250
Directv Financing LLC
82,000	8.875	02/01/30(a)	83,999
Directv Financing LLC / Directv Financing Co.-Obligor, Inc.
20,000	5.875	08/15/27(a)	20,000
459,000	10.000	02/15/31(a)	486,253
173,000	9.250	06/01/32(a)	180,353
Discovery Communications LLC
135,000	5.000	09/20/37	105,708
DISH DBS Corp.
50,455	5.250	12/01/26(a)	50,297
450,000	7.375	07/01/28	443,250
168,000	5.125	06/01/29	156,030
Live Nation Entertainment, Inc.
13,000	4.750	10/15/27(a)	12,919
96,000	3.750	01/15/28(a)	94,200

			5,586,261

Consumer Cyclical – 15.1%
Adient Global Holdings Ltd.
135,000	8.250	04/15/31(a)	140,653
64,000	7.500	02/15/33(a)	66,320
ADT Security Corp. (The)
107,000	4.125	08/01/29(a)	102,947

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
ADT Security Corp. (The) – (continued)
$336,000	4.875%	07/15/32(a)	$317,959
Advance Auto Parts, Inc.
100,000	3.900	04/15/30	94,319
273,000	3.500	03/15/32	237,395
Allison Transmission, Inc.
54,000	4.750	10/01/27(a)	53,865
211,000	3.750	01/30/31(a)	196,758
AMC Entertainment Holdings, Inc.
75,000	7.500	02/15/29(a)	74,719
American Axle & Manufacturing, Inc.
239,000	5.000	10/01/29	233,025
269,000	6.375	10/15/32(a)	269,000
Anywhere Real Estate Group LLC / Realogy Co.-Issuer Corp.
50,000	9.750	04/15/30(a)	53,566
Asbury Automotive Group, Inc.
100,000	4.750	03/01/30	97,313
121,000	5.000	02/15/32(a)	115,101
Ashton Woods USA LLC / Ashton Woods Finance Co.
185,000	4.625	08/01/29(a)	178,409
Asurion LLC/ Asurion Co.-Issuer, Inc.
429,000	8.000	12/31/32(a)	427,916
433,000	8.375	02/01/34(a)	390,241
Bath & Body Works, Inc.
33,000	7.500	06/15/29	33,511
84,000	6.625	10/01/30(a)	85,575
118,000	6.875	11/01/35	120,601
173,000	6.750	07/01/36	172,135
Bausch + Lomb Corp.
286,000	8.375	10/01/28(a)	293,508
Beazer Homes USA, Inc.
82,000	7.500	03/15/31(a)	83,538
50,000	8.000	01/15/32(a)	51,312
Boyd Gaming Corp.
154,000	4.750	06/15/31(a)	147,603
Brightstar Lottery PLC
200,000	5.250	01/15/29(a)	198,413
Brink’s Co. (The)
190,000	6.500	06/15/29(a)	192,872
65,000	6.750	06/15/32(a)	66,071
Caesars Entertainment, Inc.
406,000	4.625	10/15/29(a)	389,760
294,000	6.500	02/15/32(a)	284,812
27,000	6.000	10/15/32(a)	24,300
Carnival Corp. Ltd.
92,000	5.125	05/01/29(a)	91,529
Carvana Co.
313,074	9.000	06/01/31(a)(b)	345,842
Century Communities, Inc.
100,000	6.625	09/15/33(a)	101,250
Churchill Downs, Inc.
416,000	5.750	04/01/30(a)	417,040
Cinemark USA, Inc.
61,000	5.250	07/15/28(a)	60,886
50,000	7.000	08/01/32(a)	51,562
Clarios Global LP / Clarios U.S. Finance Co.
45,000	6.750	05/15/28(a)	45,675
189,000	6.750	02/15/30(a)	194,788

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Crocs, Inc.
$50,000	4.125%	08/15/31(a)	$46,594
Cyprium Corp. / Cyprium Holdings Luxembourg Sarl
139,000	6.375	04/15/34(a)	138,131
Dream Finders Homes, Inc.
55,000	6.875	09/15/30(a)	53,728
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.
197,000	4.625	01/15/29(a)	191,770
145,000	6.750	01/15/30(a)	141,779
FirstCash, Inc.
131,000	4.625	09/01/28(a)	128,544
79,000	6.875	03/01/32(a)	80,580
50,000	6.125	05/01/34(a)	49,437
Gap, Inc. (The)
72,000	3.625	10/01/29(a)	68,400
122,000	3.875	10/01/31(a)	112,350
GEO Group, Inc. (The)
136,000	8.625	04/15/29	141,355
87,000	10.250	04/15/31	93,742
Goodyear Tire & Rubber Co. (The)
48,000	5.000	07/15/29	46,080
83,000	6.625	07/15/30	80,251
68,000	5.250	04/30/31	61,115
107,000	5.250	07/15/31	95,230
19,000	5.625	04/30/33	16,482
Hilton Domestic Operating Co., Inc.
257,000	5.875	04/01/29(a)	258,867
94,000	3.750	05/01/29(a)	90,813
139,000	4.875	01/15/30	137,742
244,000	4.000	05/01/31(a)	229,380
329,000	3.625	02/15/32(a)	298,907
117,000	5.875	03/15/33(a)	117,687
100,000	5.750	09/15/33(a)	100,089
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc.
135,000	4.875	07/01/31(a)	125,128
140,000	6.625	01/15/32(a)	141,050
Iron Mountain Information Management Services, Inc.
331,000	5.000	07/15/32(a)	317,042
Iron Mountain, Inc.
89,000	5.250	03/15/28(a)	88,875
3,000	7.000	02/15/29(a)	3,051
145,000	4.875	09/15/29(a)	142,409
245,000	5.250	07/15/30(a)	241,648
154,000	4.500	02/15/31(a)	147,189
97,000	5.625	07/15/32(a)	95,464
202,000	6.250	01/15/33(a)	203,919
K Hovnanian Enterprises, Inc.
140,000	8.375	10/01/33(a)	143,417
KB Home
100,000	4.000	06/15/31	93,500
Kohl’s Corp.
108,000	5.550	07/17/45	74,250
LCM Investments Holdings II LLC
184,000	4.875	05/01/29(a)	180,320
LGI Homes, Inc.
85,000	4.000	07/15/29(a)	79,688

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
LGI Homes, Inc. – (continued)
$90,000	7.000%	11/15/32(a)	$89,270
Light & Wonder International, Inc.
67,000	7.250	11/15/29(a)	68,047
85,000	6.250	10/01/33(a)	85,000
Lithia Motors, Inc.
194,000	4.625	12/15/27(a)	193,515
105,000	3.875	06/01/29(a)	101,325
M/I Homes, Inc.
100,000	3.950	02/15/30	95,750
Macy’s Retail Holdings LLC
50,000	6.125	03/15/32(a)	50,295
98,000	5.125	01/15/42	79,380
33,000	4.300	02/15/43	23,925
Marriott Ownership Resorts, Inc.
126,000	6.500	10/01/33(a)	125,370
MGM Resorts International
2,000	4.750	10/15/28	1,986
228,000	6.125	09/15/29	230,993
100,000	6.500	04/15/32	100,000
Michaels Cos., Inc. (The)
230,000	11.000	03/15/34(a)	224,537
Mohegan Tribal Gaming Authority / MS Digital Entertainment Holdings LLC
100,000	8.250	04/15/30(a)	104,437
92,000	11.875	04/15/31(a)	99,763
Muvico LLC
80,340	15.000	02/19/29(a)(b)	92,090
NCL Corp. Ltd.
173,000	7.750	02/15/29(a)	180,063
85,000	6.250	03/01/30(a)	85,158
127,000	5.875	01/15/31(a)	122,272
177,000	6.750	02/01/32(a)	172,490
160,000	6.250	09/15/33(a)	150,163
NCL Finance Ltd.
107,000	6.125	03/15/28(a)	107,667
Nissan Motor Acceptance Co. LLC
100,000	2.750	03/09/28(a)	95,548
300,000	2.450	09/15/28(a)	280,973
58,000	7.050	09/15/28(a)	59,225
300,000	5.550	09/13/29(a)	292,868
212,000	6.125	09/30/30(a)	208,166
Nordstrom, Inc.
54,000	4.250	08/01/31	50,474
179,000	5.000	01/15/44	128,432
Park River Holdings, Inc.
75,000	8.750	12/31/30(a)	71,016
Penn Entertainment, Inc.
86,000	6.750	04/01/31(a)	86,269
PetSmart LLC / PetSmart Finance Corp.
280,000	7.500	09/15/32(a)	283,430
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.
60,000	5.625	09/01/29(a)	43,613
RHP Hotel Properties LP / RHP Finance Corp.
70,000	7.250	07/15/28(a)	71,225
105,000	4.500	02/15/29(a)	103,163
251,000	6.500	04/01/32(a)	255,392

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Risewell Homes, Inc.
$140,000	8.500%	11/01/30(a)	$ 142,187
Rivers Enterprise Borrower LLC
150,000	6.250	10/15/30(a)	152,062
Sabre Financial Borrower LLC
183,000	11.125	06/15/29(a)	194,323
Sabre GLBL, Inc.
69,000	10.750	11/15/29(a)	68,137
97,000	10.750	03/15/30(a)	94,636
110,000	11.125	07/15/30(a)	108,419
Science Applications International Corp.
46,000	5.875	11/01/33(a)	45,597
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc.
155,000	6.625	03/01/30(a)	101,428
Shea Homes LP / Shea Homes Funding Corp.
100,000	4.750	02/15/28	99,500
Six Flags Entertainment Corp.
59,000	7.250	05/15/31(a)	58,521
Six Flags Entertainment Corp./Canada’s Wonderland Co./ Millennium Operations LLC
225,000	8.625	01/15/32(a)	228,656
Sonic Automotive, Inc.
148,000	4.875	11/15/31(a)	141,525
Sotheby’s/Bidfair Holdings, Inc.
225,000	5.875	06/01/29(a)	219,375
Staples, Inc.
177,000	10.750	09/01/29(a)	170,805
167,000	12.750	01/15/30(a)	132,348
Station Casinos LLC
56,000	4.625	12/01/31(a)	52,920
85,000	6.625	03/15/32(a)	86,169
Taylor Morrison Communities, Inc.
100,000	5.125	08/01/30(a)	100,314
110,000	5.750	11/15/32(a)	112,716
TKC Holdings, Inc.
114,000	8.500	08/15/30(a)	118,631
109,000	12.000	02/15/31(a)	117,107
Travel + Leisure Co.
128,000	4.500	12/01/29(a)	123,519
100,000	6.250	06/01/31(a)	100,726
100,000	6.125	09/01/33(a)	98,677
Vail Resorts, Inc.
125,000	5.625	07/15/30(a)	124,961
VF Corp.
93,000	6.450	11/01/37	86,723
Viking Cruises Ltd.
295,000	7.000	02/15/29(a)	295,380
87,000	9.125	07/15/31(a)	91,401
150,000	5.875	10/15/33(a)	148,562
Wayfair LLC
85,000	7.250	10/31/29(a)	88,294
178,000	7.750	09/15/30(a)	188,235
111,000	7.125	05/31/34(a)	115,087
Weekley Homes LLC / Weekley Finance Corp.
100,000	6.750	01/15/34(a)	101,500
Williams Scotsman, Inc.
2,000	6.625	06/15/29(a)	2,034
315,000	6.625	04/15/30(a)	322,875

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Wyndham Hotels & Resorts, Inc.
$61,000	4.375%	08/15/28(a)	$ 59,856
100,000	5.625	03/01/33(a)	98,250
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
25,000	5.125	10/01/29(a)	24,844
343,000	7.125	02/15/31(a)	360,793
Yum! Brands, Inc.
204,000	4.750	01/15/30(a)	199,792
124,000	3.625	03/15/31	114,778
170,000	4.625	01/31/32	163,200
180,000	5.375	04/01/32	178,200
4,000	6.875	11/15/37	4,330

			21,608,775

Consumer Noncyclical – 4.2%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
166,000	6.500	02/15/28(a)	167,297
376,000	4.875	02/15/30(a)	363,328
50,000	5.500	03/31/31(a)	48,459
100,000	6.250	03/15/33(a)	98,445
Allied Universal Holdco LLC
187,000	7.875	02/15/31(a)	194,831
Allied Universal Holdco LLC / Allied Universal Finance Corp.
200,000	6.000	06/01/29(a)	199,875
Allied Universal Holdco LLC /Allied Universal Finance Corp. / Atlas Luxco 4 Sarl
400,000	4.625	06/01/28(a)	393,500
Avantor Funding, Inc.
23,000	4.625	07/15/28(a)	22,885
94,000	3.875	11/01/29(a)	90,416
Centene Corp.
643,000	2.450	07/15/28	614,107
249,000	3.375	02/15/30	230,525
288,000	3.000	10/15/30	260,662
100,000	2.500	03/01/31	87,294
552,000	2.625	08/01/31	481,417
Deluxe Corp.
19,000	8.125	09/15/29(a)	19,781
ION Platform Finance U.S., Inc.
293,000	7.875	09/30/32(a)	232,203
LifePoint Health, Inc.
148,000	5.375	01/15/29(a)	144,115
Molina Healthcare, Inc.
370,000	3.875	11/15/30(a)	344,100
106,000	6.250	01/15/33(a)	105,470
Murphy Oil USA, Inc.
100,000	4.750	09/15/29	98,313
191,000	3.750	02/15/31(a)	177,749
Organon & Co / Organon Foreign Debt Co.-Issuer BV
436,000	5.125	04/30/31(a)	435,515
Perrigo Finance Unlimited Co.
250,000	5.150	06/15/30	242,190
Prestige Brands, Inc.
116,000	3.750	04/01/31(a)	107,083
23,000	6.250	07/15/34(a)	23,086
RR Donnelley & Sons Co.
183,000	9.500	08/01/29(a)	190,549
88,000	10.875	08/01/29(a)	91,135

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
RR Donnelley & Sons Co. – (continued)
$68,000	11.000%	06/01/31(a)(b)	$65,407
Team Health Holdings, Inc.
236,718	13.500	06/30/28(a)(b)	242,340
Teleflex, Inc.
50,000	5.875	01/15/32(a)	50,094
Tenet Healthcare Corp.
220,000	4.375	01/15/30	212,568

			6,034,739

Consumer Products – 1.4%
American Greetings Corp.
143,000	8.875	01/15/32(a)	141,391
Central Garden & Pet Co.
199,000	5.125	02/01/28	199,000
50,000	4.125	10/15/30	47,687
Edgewell Personal Care Co.
154,000	5.500	06/01/28(a)	154,578
62,000	4.125	04/01/29(a)	59,946
Energizer Holdings, Inc.
50,000	6.000	09/15/33(a)	48,000
Newell Brands, Inc.
98,000	6.625	09/15/29	100,021
88,000	6.625	05/15/32	90,077
41,000	7.375	04/01/36	41,294
133,000	7.500	04/01/46	124,023
Scotts Miracle-Gro Co. (The)
179,000	4.375	02/01/32	166,023
Somnigroup International, Inc.
209,000	4.000	04/15/29(a)	201,032
43,000	3.875	10/15/31(a)	39,345
Whirlpool Corp.
92,000	2.400	05/15/31	69,723
80,000	7.500	07/01/31(a)	80,468
190,000	5.500	03/01/33	152,232
210,000	7.875	07/01/34(a)	206,648
130,000	4.500	06/01/46	74,325
21,000	4.600	05/15/50	11,914

			2,007,727

Distribution & Logistics – 0.5%
ADI Global Distribution Funding LLC
90,000	7.125	07/15/34(a)	93,150
WESCO Distribution, Inc.
289,000	6.375	03/15/29(a)	293,877
149,000	6.625	03/15/32(a)	152,353
100,000	6.375	03/15/33(a)	101,750
50,000	5.500	04/15/34(a)	48,812

			689,942

Electric – 3.4%
AES Corp. (The)
	(US 5 Year CMT T-Note + 3.201%)
152,000	7.600	01/15/55(c)	155,409
	(US 5 Year CMT T-Note + 2.890%)
50,000	6.950	07/15/55(c)	49,320
Alpha Generation LLC
189,000	6.750	10/15/32(a)	190,654

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Alpha Generation LLC – (continued)
$100,000	6.250%	01/15/34(a)	$98,000
Artera Services LLC
103,000	8.500	02/15/31(a)	88,129
Clearway Energy Operating LLC
117,000	4.750	03/15/28(a)	115,976
147,000	3.750	02/15/31(a)	135,975
75,000	5.750	01/15/34(a)	72,610
DPL LLC
100,000	4.350	04/15/29	97,500
Emera U.S. Finance LLC, Series B
	(US 5 Year CMT T-Note + 2.648%)
103,000	6.850	10/01/56(c)	104,067
EUSHI Finance, Inc.
	(US 5 Year CMT T-Note + 3.136%)
286,000	7.625	12/15/54(c)	294,677
NRG Energy, Inc.
100,000	5.750	01/15/28	100,000
124,000	3.375	02/15/29(a)	117,590
100,000	5.250	06/15/29(a)	99,312
91,000	5.750	07/15/29(a)	90,996
183,000	3.625	02/15/31(a)	168,569
305,000	3.875	02/15/32(a)	279,075
80,000	6.000	02/01/33(a)	79,701
96,000	6.250	11/01/34(a)	95,640
395,000	6.000	01/15/36(a)	384,138
PG&E Corp.
100,000	5.000	07/01/28	98,625
211,000	5.250	07/01/30	205,329
	(US 5 Year CMT T-Note + 3.883%)
232,000	7.375	03/15/55(c)	233,740
Puget Energy, Inc.
	(US 5 Year CMT T-Note + 2.848%)
78,000	7.250	09/15/56(c)	78,390
Talen Energy Supply LLC
84,000	6.125	05/01/31(a)	83,948
341,000	6.375	05/01/33(a)	336,524
385,000	6.250	02/01/34(a)	378,263
35,000	6.500	02/01/36(a)	34,431
TerraForm Power Operating LLC
50,000	5.000	01/31/28(a)	49,369
XPLR Infrastructure Operating Partners LP
173,000	4.500	09/15/27(a)	171,716
76,000	7.250	01/15/29(a)	78,603
113,000	8.625	03/15/33(a)	121,197
135,000	7.750	04/15/34(a)	142,920

			4,830,393

Energy – 8.3%
Antero Midstream Partners LP /Antero Midstream Finance Corp.
165,000	5.375	06/15/29(a)	164,588
162,000	6.625	02/01/32(a)	165,442
100,000	5.750	10/15/33(a)	99,000
Archrock Partners LP /Archrock Partners Finance Corp.
185,000	6.625	09/01/32(a)	188,700

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Archrock Services LP / Archrock Partners Finance Corp.
$142,000	6.000%	02/01/34(a)	$139,426
Ascent Resources Utica Holdings LLC /ARU Finance Corp.
165,000	5.875	06/30/29(a)	164,897
120,000	6.625	07/15/33(a)	121,500
Buckeye Partners LP
35,000	5.850	11/15/43	31,238
85,000	5.600	10/15/44	73,100
California Resources Corp.
110,000	7.000	01/15/34(a)	110,000
Caturus Energy LLC
101,000	8.500	02/15/30(a)	105,447
100,000	7.125	05/15/31(a)	100,000
Chord Energy Corp.
170,000	6.750	03/15/33(a)	173,613
CNX Midstream Partners LP
115,000	4.750	04/15/30(a)	110,975
CNX Resources Corp.
55,000	7.250	03/01/32(a)	56,650
72,000	5.875	03/01/34(a)	70,200
Comstock Resources, Inc.
273,000	6.750	03/01/29(a)	271,294
118,000	5.875	01/15/30(a)	113,870
CQP Holdco LP / BIP-V Chinook Holdco LLC
370,000	5.500	06/15/31(a)	361,906
Crescent Energy Finance LLC
206,000	7.625	04/01/32(a)	211,665
155,000	7.875	04/15/32(a)	160,038
123,000	8.375	01/15/34(a)	129,688
CVR Energy, Inc.
148,000	7.875	02/15/34(a)	153,550
Delek Logistics Partners LP / Delek Logistics Finance Corp.
56,000	8.625	03/15/29(a)	57,925
250,000	7.375	06/30/33(a)	257,500
Global Partners LP / GLP Finance Corp.
195,000	6.875	01/15/29	195,975
87,000	7.125	07/01/33(a)	89,392
Harvest Midstream I LP
192,000	6.750	05/15/34(a)	194,760
Hilcorp Energy I LP / Hilcorp Finance Co.
31,000	6.250	11/01/28(a)	31,097
219,000	5.750	02/01/29(a)	218,863
100,000	6.000	04/15/30(a)	99,438
105,000	6.000	02/01/31(a)	103,884
90,000	8.375	11/01/33(a)	95,400
97,000	6.875	05/15/34(a)	96,030
69,000	7.250	02/15/35(a)	69,431
Howard Midstream Energy Partners LLC
100,000	6.625	01/15/34(a)	101,187
189,000	6.625	01/15/35(a)	189,827
Kinetik Holdings LP
192,000	6.625	12/15/28(a)	195,600
58,000	5.875	06/15/30(a)	58,326
Kodiak Gas Services LLC
91,000	6.500	10/01/33(a)	91,683
233,000	6.750	10/01/35(a)	237,134
Kraken Oil & Gas Partners LLC
123,000	7.125	05/15/31(a)	123,000

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Matador Resources Co.
$219,000	6.250%	04/15/33(a)	$218,726
50,000	6.000	04/15/34(a)	48,906
Murphy Oil Corp.
100,000	6.000	10/01/32	99,750
90,000	5.875	12/01/42	78,525
Nabors Industries, Inc.
32,000	9.125	01/31/30(a)	33,580
139,000	8.875	08/15/31(a)	145,398
Northern Oil & Gas, Inc.
61,000	8.750	06/15/31(a)	63,438
30,000	7.875	10/15/33(a)	30,911
PBF Holding Co. LLC / PBF Finance Corp.
81,000	9.875	03/15/30(a)	86,477
182,000	7.875	09/15/30(a)	188,598
SM Energy Co.
87,000	6.500	07/15/28	87,059
105,000	8.625	11/01/30(a)	110,381
186,000	8.750	07/01/31(a)	194,254
136,000	9.625	06/15/33(a)	149,940
90,000	6.625	04/15/34(a)	90,506
Sunoco LP
266,000	7.000	05/01/29(a)	272,281
270,000	4.500	10/01/29(a)	262,514
115,000	4.625	05/01/30(a)	111,248
250,000	6.250	07/01/33(a)	251,332
100,000	5.875	03/15/34(a)	98,537
59,000	5.625	07/15/34(a)	57,371
Sunoco LP / Sunoco Finance Corp.
230,000	5.875	03/15/28	229,951
210,000	4.500	04/30/30	203,164
Talos Production, Inc.
109,000	9.375	02/01/31(a)	116,085
144,000	8.000	07/15/34(a)	148,770
Transocean International Ltd.
178,000	8.250	05/15/29(a)	184,897
86,000	8.500	05/15/31(a)	90,407
100,000	7.875	10/15/32(a)	105,250
105,000	6.800	03/15/38	100,013
Transocean, Inc.
26,650	8.750	02/15/30(a)	27,749
USA Compression Partners LP / USA Compression Finance Corp.
117,000	7.125	03/15/29(a)	119,925
50,000	6.250	10/01/33(a)	49,563
Venture Global LNG, Inc.
478,000	9.500	02/01/29(a)	513,129
155,000	7.000	01/15/30(a)	159,441
295,000	9.875	02/01/32(a)	314,547
Venture Global Plaquemines LNG LLC
50,000	7.500	05/01/33(a)	54,384
253,000	6.500	01/15/34(a)	261,908
257,000	7.750	05/01/35(a)	285,965
373,000	6.750	01/15/36(a)	392,742

			11,820,861

Financial Company – 6.4%
Azorra Finance Ltd.
25,000	7.250	01/15/31(a)	25,922
100,000	6.250	02/15/34(a)	99,500

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Financial Company – (continued)
Bread Financial Holdings, Inc.
$19,000	6.750%	05/15/31(a)	$19,378
	(US 5 Year CMT T-Note + 4.300%)
119,000	8.375	06/15/35(a)(c)	124,057
Burford Capital Global Finance LLC
200,000	9.250	07/01/31(a)	199,547
Cobra AcquisitionCo LLC
100,000	12.250	11/01/29(a)	101,937
Coinbase Global, Inc.
97,000	3.625	10/01/31(a)	85,481
Compass Group Diversified Holdings LLC
132,109	5.250	04/15/29(a)	126,494
58,000	5.000	01/15/32(a)	53,505
Credit Acceptance Corp.
144,000	6.625	03/15/30(a)	144,701
CrossCountry Intermediate HoldCo LLC
88,000	6.500	10/01/30(a)	85,635
114,000	6.750	12/01/32(a)	109,297
Encore Capital Group, Inc.
280,000	6.625	04/15/31(a)	280,875
Enova International, Inc.
74,000	11.250	12/15/28(a)	77,376
100,000	9.125	08/01/29(a)	104,563
Focus Financial Partners LLC
100,000	7.250	09/15/31(a)	101,375
Freedom Mortgage Holdings LLC
189,000	9.250	02/01/29(a)	195,260
70,000	6.875	05/01/31(a)	67,244
122,000	9.125	05/15/31(a)	125,889
177,000	8.000	02/01/32(a)	175,230
80,000	7.875	04/01/33(a)	77,200
FS KKR Capital Corp.
117,000	3.125	10/12/28	110,729
66,000	6.125	01/15/31	64,362
105,000	7.500	08/01/31	106,274
Hightower Holding LLC
85,000	9.125	01/31/30(a)	87,922
Howard Hughes Corp. (The)
76,000	6.125	03/01/34(a)	74,765
HUB International Ltd.
45,000	5.625	12/01/29(a)	44,859
287,000	7.250	06/15/30(a)	295,610
319,000	7.375	01/31/32(a)	327,374
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
93,000	9.750	01/15/29	88,989
180,000	4.375	02/01/29	154,080
50,000	10.000	11/15/29(a)	48,469
84,000	9.000	06/15/30	77,858
Jefferson Capital Holdings LLC
77,000	9.500	02/15/29(a)	80,321
LD Holdings Group LLC
140,000	8.750	11/01/27(a)	125,475
50,000	6.125	04/01/28(a)	40,062
Navient Corp.
283,000	5.500	03/15/29	276,986
35,000	11.500	03/15/31	37,866
103,000	9.375	10/15/31	105,704

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Financial Company – (continued)
Navient Corp., MTN
$112,000	5.625%	08/01/33	$97,160
OneMain Finance Corp.
155,000	3.875	09/15/28	150,253
224,000	5.375	11/15/29	221,184
84,000	7.875	03/15/30	87,330
160,000	6.125	05/15/30	159,352
176,000	4.000	09/15/30	162,576
69,000	7.125	11/15/31	70,024
135,000	6.750	03/15/32	135,503
50,000	7.125	09/15/32	50,751
235,000	6.500	03/15/33	230,164
70,000	6.750	09/15/33	69,213
Osaic Holdings, Inc.
170,000	6.750	08/01/32(a)	171,275
100,000	8.000	08/01/33(a)	102,375
PennyMac Financial Services, Inc.
100,000	4.250	02/15/29(a)	95,375
26,000	7.875	12/15/29(a)	26,796
152,000	7.125	11/15/30(a)	152,475
184,000	5.750	09/15/31(a)	172,040
173,000	6.750	02/15/34(a)	160,458
PRA Group, Inc.
104,000	5.000	10/01/29(a)	99,840
Rocket Cos., Inc.
225,000	6.500	08/01/29(a)	228,772
400,000	7.125	02/01/32(a)	413,241
123,000	6.375	08/01/33(a)	124,981
198,000	6.500	06/15/34(a)	201,568
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc.
100,000	3.625	03/01/29(a)	96,282
123,000	3.875	03/01/31(a)	114,861
200,000	4.000	10/15/33(a)	179,306
SLM Corp.
	(SOFRINDX + 2.710%)
133,000	6.495	05/15/32(c)	133,909
Stonebriar ABF Issuer LLC
140,000	8.125	12/15/30(a)	141,663
Stonex Escrow Issuer LLC
167,000	6.875	07/15/32(a)	170,131
StoneX Group, Inc.
100,000	7.875	03/01/31(a)	104,125
United Wholesale Mortgage LLC
130,000	5.500	04/15/29(a)	122,769
UWM Holdings LLC
178,000	6.625	02/01/30(a)	166,875
89,000	6.250	03/15/31(a)	79,655

			9,220,453

Food and Beverage – 2.0%
B&G Foods, Inc.
127,000	11.000	06/15/31(a)	110,411
Chobani LLC / Chobani Finance Corp., Inc.
100,000	7.625	07/01/29(a)	102,812
100,000	6.375	04/15/34(a)	101,250
Fiesta Purchaser, Inc.
187,000	7.875	03/01/31(a)	188,987
HLF Financing Sarl LLC / Herbalife International, Inc.
129,000	4.875	06/01/29(a)	122,550

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Food and Beverage – (continued)
HLF Financing Sarl LLC / Herbalife International, Inc. – (continued)
$100,000	7.750%	05/01/33(a)	$101,250
Lamb Weston Holdings, Inc.
100,000	4.875	05/15/28(a)	99,750
205,000	4.125	01/31/30(a)	196,676
40,000	4.375	01/31/32(a)	37,650
Performance Food Group, Inc.
246,000	6.125	09/15/32(a)	247,230
160,000	5.625	03/01/34(a)	155,600
Post Holdings, Inc.
374,000	4.500	09/15/31(a)	348,755
68,000	6.250	02/15/32(a)	68,850
100,000	6.375	03/01/33(a)	98,375
305,000	6.500	03/15/36(a)	295,087
Primo Water Holdings Inc / Triton Water Holdings, Inc.
85,000	6.250	04/01/29(a)	85,159
60,000	4.375	04/30/29(a)	58,688
U.S. Foods, Inc.
100,000	6.875	09/15/28(a)	101,812
159,000	4.750	02/15/29(a)	157,148
175,000	4.625	06/01/30(a)	171,063

			2,849,103

Glass Packaging – 1.3%
Ardagh Group SA
207,150	11.000	12/01/30(a)(b)	198,217
Ball Corp.
366,000	6.000	06/15/29	370,303
205,000	2.875	08/15/30	186,841
85,000	3.125	09/15/31	76,452
Crown Americas LLC
153,000	5.250	04/01/30	152,697
50,000	5.875	06/01/33	50,125
Mauser Packaging Solutions Holding Co.
397,000	7.875	04/15/30(a)	405,684
162,000	9.250	04/15/30(a)	161,494
OI European Group BV
221,000	4.750	02/15/30(a)	200,696
Owens-Brockway Glass Container, Inc.
102,000	7.375	06/01/32(a)	93,075

			1,895,584

Hardware – 0.1%
NCR Voyix Corp.
76,000	5.000	10/01/28(a)	74,622
44,000	5.125	04/15/29(a)	42,928

			117,550

Healthcare – 5.4%
Acadia Healthcare Co., Inc.
135,000	7.375	03/15/33(a)	141,075
Accendra Health, Inc.
8,820	9.750	06/15/33(a)	4,089
AdaptHealth LLC
88,000	4.625	08/01/29(a)	83,490
AMN Healthcare, Inc.
28,000	4.000	04/15/29(a)	27,193
83,000	6.500	01/15/31(a)	84,006

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare – (continued)
AthenaHealth Group, Inc.
$309,000	6.500%	02/15/30(a)	$302,434
Charles River Laboratories International, Inc.
191,000	4.000	03/15/31(a)	180,614
CHS/Community Health Systems, Inc.
167,000	6.000	01/15/29(a)	165,121
225,000	6.875	04/15/29(a)	215,578
38,000	6.125	04/01/30(a)	32,585
272,000	5.250	05/15/30(a)	254,320
96,000	4.750	02/15/31(a)	87,960
129,000	10.875	01/15/32(a)	137,063
432,000	9.750	01/15/34(a)	441,720
CVS Health Corp.
(US 5 Year CMT T-Note + 2.516%)
165,000	6.750	12/10/54(c)	169,556
(US 5 Year CMT T-Note + 2.886%)
174,000	7.000	03/10/55(c)	179,505
DaVita, Inc.
566,000	4.625	06/01/30(a)	545,129
320,000	3.750	02/15/31(a)	295,400
Encompass Health Corp.
60,000	4.500	02/01/28	59,625
216,000	4.750	02/01/30	212,895
30,000	5.875	06/01/34(a)	29,906
IQVIA, Inc.
493,000	6.500	05/15/30(a)	502,552
LifePoint Health, Inc.
293,000	9.875	08/15/30(a)	308,382
145,000	8.375	02/15/32(a)	146,994
90,000	10.000	06/01/32(a)	87,525
50,000	7.000	05/01/34(a)	47,094
MPH Acquisition Holdings LLC
75,000	5.750	12/31/30(a)	64,687
51,250	11.500	12/31/30(a)(b)	50,866
160,273	6.750	03/31/31(a)(b)	111,690
MPT Operating Partnership LP / MPT Finance Corp.
150,000	5.000	10/15/27	147,656
45,000	4.625	08/01/29	34,481
193,000	3.500	03/15/31	120,263
314,000	8.500	02/15/32(a)	318,318
Radiology Partners, Inc.
126,523	9.781	02/15/30(a)(b)	125,574
111,000	8.500	07/15/32(a)	113,914
Service Corp International
170,000	5.750	10/15/32	170,323
Service Corp. International
145,000	4.625	12/15/27	144,810
217,000	5.125	06/01/29	217,012
35,000	4.000	05/15/31	32,843
Tenet Healthcare Corp.
119,000	5.125	11/01/27	118,955
141,000	4.625	06/15/28	139,726
114,000	6.125	10/01/28	114,058
220,000	4.250	06/01/29	214,104
129,000	6.125	06/15/30	130,050
150,000	6.750	05/15/31	153,003

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare – (continued)
Tenet Healthcare Corp. – (continued)
$150,000	6.875%	11/15/31	$159,419
200,000	5.500	11/15/32(a)	197,536
73,000	6.000	11/15/33(a)	73,017

			7,694,116

Insurance – 1.2%
Acrisure LLC / Acrisure Finance, Inc.
92,000	8.250	02/01/29(a)	84,123
62,000	4.250	02/15/29(a)	56,808
139,000	8.500	06/15/29(a)	125,708
43,000	6.000	08/01/29(a)	36,577
190,000	7.500	11/06/30(a)	175,156
50,000	6.750	07/01/32(a)	42,687
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer
299,000	4.250	10/15/27(a)	296,010
89,000	6.750	04/15/28(a)	89,668
14,000	5.875	11/01/29(a)	13,921
259,000	7.000	01/15/31(a)	262,723
150,000	6.500	10/01/31(a)	151,125
74,000	7.375	10/01/32(a)	75,017
AmWINS Group, Inc.
21,000	6.375	02/15/29(a)	21,223
170,000	4.875	06/30/29(a)	165,219
Ryan Specialty LLC
3,000	4.375	02/01/30(a)	2,908
130,000	5.875	08/01/32(a)	128,863

			1,727,736

Internet & Data – 0.3%
ION Platform Finance U.S., Inc. / ION Platform Finance Sarl
100,000	4.625	05/01/28(a)	92,750
299,000	5.000	05/01/28(a)	279,565
110,000	9.000	08/01/29(a)	100,581

			472,896

Media Non Cable – 0.8%
AMC Global Media, Inc.
239,000	10.500	07/15/32(a)	252,145
Discovery Global Holdings, Inc.
208,000	4.054	03/15/29	206,405
377,000	4.279	03/15/32	345,581
336,000	5.050	03/15/42	233,940
25,000	5.141	03/15/52	15,531
Warnermedia Holdings, Inc.
110,000	4.279	03/15/32	89,925

			1,143,527

Metals – 0.9%
Alcoa Nederland Holding BV
270,000	7.125	03/15/31(a)	279,686
Arsenal AIC Parent LLC
145,000	11.500	10/01/31(a)	154,244
Commercial Metals Co.
85,000	4.125	01/15/30	82,279
150,000	3.875	02/15/31	140,755
31,000	6.000	12/15/35(a)	30,701
Kaiser Aluminum Corp.
150,000	4.500	06/01/31(a)	142,781

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Metals – (continued)
Novelis Corp.
$216,000	4.750%	01/30/30(a)	$208,575
274,000	3.875	08/15/31(a)	251,566
United States Steel Corp.
57,000	6.650	06/01/37	59,993

			1,350,580

Metals and Mining – 0.7%
ATI, Inc.
75,000	4.875	10/01/29	73,983
50,000	7.250	08/15/30	51,943
105,000	5.125	10/01/31	102,900
Cleveland-Cliffs, Inc.
130,000	4.875	03/01/31(a)	120,738
220,000	7.000	03/15/32(a)	223,025
155,000	7.375	05/01/33(a)	158,294
167,000	6.250	10/01/40	136,731
Coeur Mining, Inc.
94,000	6.875	04/01/32(a)	96,728
GrafTech Global Enterprises, Inc.
120,000	9.875	12/23/29(a)	83,325

			1,047,667

Natural Gas – 1.9%
AmeriGas Partners LP / AmeriGas Finance Corp.
100,000	9.500	06/01/30(a)	106,250
73,000	6.875	06/01/31(a)	72,954
Blue Racer Midstream LLC / Blue Racer Finance Corp.
96,000	7.000	07/15/29(a)	98,580
Ferrellgas LP / Ferrellgas Finance Corp.
70,000	5.875	04/01/29(a)	69,300
150,000	9.250	01/15/31(a)	158,906
Genesis Energy LP / Genesis Energy Finance Corp.
105,000	8.250	01/15/29	108,084
114,000	7.875	05/15/32	118,275
173,000	8.000	05/15/33	181,218
NGL Energy Operating LLC / NGL Energy Finance Corp.
203,000	8.375	02/15/32(a)	212,896
Prairie Acquiror LP
84,000	9.000	08/01/29(a)	86,783
Rockies Express Pipeline LLC
118,000	4.950	07/15/29(a)	116,451
85,000	7.500	07/15/38(a)	89,250
38,000	6.875	04/15/40(a)	38,143
Suburban Propane Partners LP/Suburban Energy Finance Corp.
146,000	6.500	12/15/35(a)	141,255
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
273,000	5.500	01/15/28(a)	272,829
41,000	7.375	02/15/29(a)	42,128
101,000	6.000	12/31/30(a)	101,000
91,000	6.000	09/01/31(a)	90,090
Venture Global LNG, Inc.
264,000	8.375	06/01/31(a)	274,179
307,000	6.625	06/15/36(a)	308,489

			2,687,060

Pharmaceuticals – 0.4%
1261229 BC Ltd.
500,000	10.000	04/15/32(a)	521,875

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Publishing – 0.2%
McGraw-Hill Education, Inc.
$135,000	5.750%	08/01/28(a)	$134,747
105,000	8.000	08/01/29(a)	105,197

			239,944

REITs and Real Estate – 2.5%
Anywhere Real Estate Group LLC / Realogy Co.-Issuer Corp.
146,000	5.750	01/15/29(a)	144,631
Arbor Realty SR, Inc.
65,000	7.875	07/15/30(a)	60,978
Blackstone Mortgage Trust, Inc.
117,000	7.750	12/01/29(a)	121,461
Brandywine Operating Partnership LP
73,000	3.950	11/15/27	71,427
82,000	8.875	04/12/29	86,971
100,000	4.550	10/01/29	94,688
Diversified Healthcare Trust
108,000	7.250	10/15/30(a)	110,902
64,000	4.375	03/01/31	58,720
Forestar Group, Inc.
200,000	5.000	03/01/28(a)	198,000
HA Sustainable Infrastructure Capital, Inc.
(US 5 Year CMT T-Note + 3.478%)
119,000	7.125	11/15/56(c)	119,415
Howard Hughes Corp. (The)
119,000	4.125	02/01/29(a)	115,618
165,000	4.375	02/01/31(a)	156,338
Hudson Pacific Properties LP
169,000	3.950	11/01/27	164,986
46,000	4.650	04/01/29	43,959
35,000	3.250	01/15/30	31,216
Kennedy-Wilson, Inc.
263,000	7.000	06/01/31(a)	269,739
50,000	7.250	06/01/33(a)	50,938
Millrose Properties, Inc.
137,000	6.375	08/01/30(a)	139,055
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer
50,000	5.875	10/01/28(a)	49,938
168,000	4.875	05/15/29(a)	164,745
Rithm Capital Corp.
233,000	8.000	04/01/29(a)	236,349
Service Properties Trust
130,000	3.950	01/15/28	126,100
170,000	8.625	11/15/31(a)	178,500
153,000	8.875	06/15/32	157,973
Starwood Property Trust, Inc.
100,000	5.250	10/15/28(a)	99,366
100,000	7.250	04/01/29(a)	103,188
100,000	6.000	04/15/30(a)	100,562
86,000	6.500	07/01/30(a)	87,666
51,000	6.500	10/15/30(a)	51,924
129,000	6.125	06/01/31(a)	129,242

			3,524,595

Rental Equipment – 1.6%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
140,000	5.750	07/15/27(a)	140,263

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Rental Equipment – (continued)
Avis Budget Car Rental LLC /Avis Budget Finance, Inc. – (continued)
$73,000	4.750%	04/01/28(a)	$71,905
105,000	5.375	03/01/29(a)	102,966
100,000	8.000	02/15/31(a)	101,312
100,000	8.375	06/15/32(a)	102,207
EquipmentShare.com, Inc.
230,000	8.625	05/15/32(a)	239,487
Hertz Corp. (The)
218,000	12.625	07/15/29(a)	145,515
50,000	5.000	12/01/29(a)	16,250
Synergy Infrastructure Holdings LLC
148,000	7.000	07/15/34(a)	150,960
United Rentals North America, Inc.
361,000	4.875	01/15/28	360,549
172,000	5.250	01/15/30	171,854
50,000	4.000	07/15/30	47,775
206,000	3.875	02/15/31	193,559
160,000	3.750	01/15/32	146,715
100,000	5.375	11/15/33(a)	97,500
127,000	6.125	03/15/34(a)	129,381

			2,218,198

Software – 2.6%
AthenaHealth Group, Inc.
100,000	7.500	02/15/32(a)	102,937
Clarivate Science Holdings Corp.
170,000	3.875	07/01/28(a)	165,323
91,000	4.875	07/01/29(a)	85,492
Cloud Software Group LLC
573,000	6.500	03/31/29(a)	572,642
367,000	9.000	09/30/29(a)	368,606
257,000	8.250	06/30/32(a)	253,787
159,000	6.625	08/15/33(a)	144,232
CoreLogic, Inc.
274,000	9.000	08/01/31(a)	273,144
56,000	12.000	02/01/32(a)	53,760
Fair Isaac Corp.
87,000	4.000	06/15/28(a)	85,369
220,000	6.000	05/15/33(a)	216,700
135,000	6.250	09/15/34(a)	132,468
Flash Compute LLC
225,000	7.250	12/31/30(a)	226,691
Gen Digital, Inc.
130,000	6.750	09/30/27(a)	130,325
175,000	6.250	04/01/33(a)	175,219
Rocket Software, Inc.
198,000	9.000	11/28/28(a)	202,579
50,000	6.500	02/15/29(a)	49,094
SS&C Technologies, Inc.
322,000	5.500	09/30/27(a)	322,403
138,000	6.500	06/01/32(a)	139,897

			3,700,668

Technology – 4.3%
APLD ComputeCo 2 LLC
255,000	6.750	03/15/31(a)	245,202
APLD ComputeCo 3 LLC
199,000	7.000	06/15/31(a)	191,413

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
APLD ComputeCo LLC
$266,000	9.250%	12/15/30(a)	$280,796
Arches Buyer, Inc.
67,000	4.250	06/01/28(a)	65,606
167,000	6.125	12/01/28(a)	165,127
Black Pearl Compute LLC
270,000	6.125	02/15/31(a)	270,844
Block, Inc.
100,000	5.625	08/15/30(a)	100,199
131,000	3.500	06/01/31	119,837
294,000	6.500	05/15/32	299,171
Central Parent Inc / CDK Global, Inc.
113,000	7.250	06/15/29(a)	60,596
Central Parent LLC / CDK Global II LLC /CDK Financing Co., Inc.
85,000	8.000	06/15/29(a)	44,784
Cipher Compute LLC
56,000	7.125	11/15/30(a)	56,735
CoreWeave, Inc.
577,000	9.250	06/01/30(a)	536,971
224,000	9.000	02/01/31(a)	200,900
162,000	9.750	10/01/31(a)	145,192
110,000	9.625	07/15/32(a)	97,625
Entegris, Inc.
107,000	4.375	04/15/28(a)	105,850
100,000	5.950	06/15/30(a)	101,062
Go Daddy Operating Co LLC / GD Finance Co., Inc.
297,000	5.250	12/01/27(a)	296,629
GoTo Group, Inc.
120,000	5.500	05/01/28(a)	96,750
Match Group Holdings II LLC
95,000	4.625	06/01/28(a)	93,931
95,000	5.625	02/15/29(a)	95,357
218,000	3.625	10/01/31(a)	196,745
OAK-Eagle Acquireco, Inc.
321,000	7.250	07/01/33(a)	334,642
304,000	8.750	07/01/34(a)	323,000
Seagate Data Storage Technology Pte Ltd.
100,000	4.091	06/01/29	97,125
213,000	9.625	12/01/32	234,312
45,000	5.750	12/01/34	44,770
Snap, Inc.
180,000	6.875	03/01/33(a)	176,400
107,000	6.875	03/15/34(a)	104,057
TriNet Group, Inc.
100,000	3.500	03/01/29(a)	95,375
33,000	7.125	08/15/31(a)	33,681
Twilio, Inc.
151,000	3.625	03/15/29	145,526
35,000	3.875	03/15/31	32,900
WULF Compute LLC
489,000	7.750	10/15/30(a)	508,866
Xerox Corp.
79,000	10.250	10/15/30(a)	69,076
150,000	6.750	12/15/39	52,125

			6,119,177

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Transportation – 1.2%
American Airlines, Inc.
$216,000	7.250%	02/15/28(a)	$218,025
American Airlines, Inc. /AAdvantage Loyalty IP Ltd.
292,417	5.750	04/20/29(a)	291,868
FTAI Aviation Investors LLC
351,000	5.500	05/01/28(a)	350,547
116,000	7.875	12/01/30(a)	121,123
125,000	7.000	05/01/31(a)	128,815
Genesee & Wyoming, Inc.
93,000	6.250	04/15/32(a)	93,698
United Airlines Holdings, Inc.
216,000	4.875	03/01/29	213,273
108,000	5.375	03/01/31	107,122
XPO CNW, Inc.
41,000	6.700	05/01/34	43,204
XPO, Inc.
108,000	7.125	06/01/31(a)	111,510
85,000	7.125	02/01/32(a)	87,762

			1,766,947

Water – 0.2%
WBI Operating LLC
189,000	6.250	10/15/30(a)	189,709
55,000	6.500	10/15/33(a)	55,275

			244,984

Wireless – 0.7%
EchoStar Corp.
360,676	10.750	11/30/29	389,774
452,000	6.750	11/30/30(b)	458,497
Viasat, Inc.
136,000	6.500	07/15/28(a)	135,660
59,000	7.500	05/30/31(a)	59,258

			1,043,189

Wirelines – 1.6%
Embarq LLC
17,000	7.995	06/01/36	3,230
Level 3 Financing, Inc.
235,000	6.875	06/30/33(a)	239,406
366,000	7.000	03/31/34(a)	375,150
524,000	7.500	02/15/37(a)	520,725
Lumen Technologies, Inc.
90,000	4.500	01/15/29(a)	86,063
Lumen Technologies, Inc., Series P
69,000	7.600	09/15/39	64,515
Lumen Technologies, Inc., Series U
20,000	7.650	03/15/42	18,300
Uniti Group LP / Uniti Group Finance 2019, Inc. / CSL Capital LLC
161,000	8.625	06/15/32(a)	165,427
Uniti Group LP / Uniti Group Finance, Inc. /CSL Capital LLC
155,000	6.500	02/15/29(a)	153,582
Uniti Services LLC
155,000	7.500	10/15/33(a)	160,425
Windstream Services LLC / Windstream Escrow Finance Corp.
335,000	8.250	10/01/31(a)	349,807
Zayo Group Holdings, Inc.
47,903	9.250	03/09/30(a)(b)	47,993

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Wirelines – (continued)
Zayo Group Holdings, Inc. – (continued)
$141,341	13.750%	09/09/30(a)(b)	$140,899

			2,325,522

TOTAL CORPORATE OBLIGATIONS (Cost $127,104,847)			126,137,453

Foreign Corporate Debt – 8.6%

Aerospace & Defense – 0.2%
Bombardier, Inc. (Canada)
62,000	7.000	06/01/32(a)	64,187
28,000	6.750	06/15/33(a)	28,965
235,000	7.450	05/01/34(a)	258,288

			351,440

Basic Industry – 0.5%
Cascades Inc/Cascades USA, Inc. (Canada)
120,000	5.375	01/15/28(a)	121,500
119,000	6.750	07/15/30(a)	122,347
INEOS Finance PLC (Luxembourg)
250,000	6.750	05/15/28(a)	249,772
Mercer International, Inc. (Germany)
63,000	12.875	10/01/28(a)	23,428
19,000	5.125	02/01/29	5,605
Methanex Corp. (Canada)
162,000	5.250	12/15/29	161,089
63,000	5.650	12/01/44	55,991

			739,732

Communications – 1.3%
Altice Financing SA (Luxembourg)
335,000	5.750	08/15/29(a)	205,188
Sunrise FinCo I BV (Netherlands)
200,000	4.875	07/15/31(a)	187,351
Virgin Media Finance PLC (United Kingdom)
200,000	5.000	07/15/30(a)	123,750
Virgin Media Secured Finance PLC (United Kingdom)
200,000	5.500	05/15/29(a)	185,250
510,000	4.500	08/15/30(a)	424,639
Vmed O2 UK Financing I PLC (United Kingdom)
200,000	4.250	01/31/31(a)	163,000
VZ Secured Financing BV (Netherlands)
240,000	5.000	01/15/32(a)	204,697
200,000	7.500	01/15/33(a)	180,936
Ziggo BV (Netherlands)
200,000	4.875	01/15/30(a)	184,750

			1,859,561

Consumer Cyclical – 2.1%
1011778 BC ULC / New Red Finance, Inc. (Canada)
451,000	4.000	10/15/30(a)	425,755
Brookfield Residential Properties, Inc. /Brookfield Residential U.S. LLC (Canada)
37,000	6.250	09/15/27(a)	37,081
130,000	4.875	02/15/30(a)	122,769
Garda World Security Corp. (Canada)
150,000	7.750	02/15/28(a)	152,062
65,000	6.000	06/01/29(a)	64,391
76,000	8.250	08/01/32(a)	77,900
201,000	8.375	11/15/32(a)	205,774

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Consumer Cyclical – (continued)
Global Auto Holdings Ltd/AAG FH UK Ltd. (United Kingdom)
$200,000	11.500%	08/15/29(a)	$211,625
IHO Verwaltungs GmbH (Germany)
200,000	6.375	05/15/29(a)(b)	201,750
Mattamy Group Corp. (Canada)
93,000	4.625	03/01/30(a)	89,106
Motion Bondco DAC (United Kingdom)
200,000	6.625	11/15/27(a)	189,355
Nissan Motor Co. Ltd. (Japan)
200,000	4.345	09/17/27(a)	198,081
237,000	4.810	09/17/30(a)	220,363
200,000	8.125	07/17/35(a)	212,464
ZF North America Capital, Inc. (Germany)
150,000	6.875	04/14/28(a)	152,438
150,000	7.125	04/14/30(a)	152,812
150,000	6.750	04/23/30(a)	151,406
150,000	6.875	04/23/32(a)	149,625

			3,014,757

Consumer Products – 0.0%
Kronos Acquisition Holdings, Inc. (Canada)
30,000	8.250	06/30/31(a)	23,306
91,000	10.750	06/30/32(a)	35,718

			59,024

Electric – 0.1%
TransAlta Corp. (Canada)
27,000	5.875	02/01/34	26,456
73,000	6.500	03/15/40	70,262

			96,718

Energy – 0.1%
South Bow Canadian Infrastructure Holdings Ltd. (Canada)
(US 5 Year CMT T-Note + 3.667%)
125,000	7.500	03/01/55(c)	131,406
Vermilion Energy, Inc. (Canada)
77,000	7.250	02/15/33(a)	77,193

			208,599

Financial Company – 0.1%
goeasy Ltd. (Canada)
103,000	9.250	12/01/28(a)	103,322
15,000	7.375	10/01/30(a)	13,903
49,000	6.875	02/15/31(a)	43,702

			160,927

Insurance – 0.1%
Jones Deslauriers Insurance Management, Inc. (Canada)
100,000	8.500	03/15/30(a)	103,375
50,000	6.875	10/01/33(a)	47,187

			150,562

Internet & Data – 0.4%
Rakuten Group, Inc. (Japan)
265,000	9.750	04/15/29(a)	289,347
(US 5 Year CMT T-Note + 4.250%)
200,000	8.125	12/31/99(a)(c)	205,610

			494,957

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Metals and Mining – 0.3%
Mineral Resources Ltd. (Australia)
$176,000	9.250%	10/01/28(a)	$181,170
50,000	7.000	04/01/31(a)	51,531
87,000	6.000	05/01/32(a)	85,913
150,000	6.250	05/01/34(a)	146,625

			465,239

Mining – 0.6%
First Quantum Minerals Ltd. (Zambia)
488,000	7.250	02/15/34(a)	500,810
Fortescue Treasury Pty Ltd. (Australia)
203,000	4.500	09/15/27(a)	201,796
208,000	4.375	04/01/31(a)	197,335

			899,941

Pharmaceuticals – 0.6%
Bausch Health Cos., Inc. (Canada)
212,000	4.875	06/01/28(a)	203,520
78,000	11.000	09/30/28(a)	82,290
100,000	5.000	02/15/29(a)	78,750
211,000	6.250	02/15/29(a)	175,130
35,000	5.250	01/30/30(a)	25,025
220,000	14.000	10/15/30(a)	213,400
30,000	5.250	02/15/31(a)	19,500

			797,615

Software – 0.3%
Open Text Corp. (Canada)
101,000	3.875	02/15/28(a)	99,233
47,000	3.875	12/01/29(a)	43,945
Open Text Holdings, Inc. (Canada)
19,000	4.125	02/15/30(a)	17,741
271,000	4.125	12/01/31(a)	242,206

			403,125

Transportation – 0.2%
VistaJet Malta Finance PLC /Vista Management Holding, Inc. (Switzerland)
178,000	9.500	06/01/28(a)	181,510
50,000	6.375	02/01/30(a)	48,255

			229,765

Wireless – 1.2%
Altice France Lux 3 / Altice Holdings 1 (Luxembourg)
177,000	10.000	01/15/33(a)	172,575
Altice France SA (France)
296,920	6.500	10/15/31(a)	289,497
197,947	6.500	04/15/32(a)	193,058
197,947	6.875	07/15/32(a)	193,988
Connect Finco Sarl / Connect U.S. Finco LLC (United Kingdom)
235,000	9.000	09/15/29(a)	246,163
Iliad Holding SAS (France)
200,000	7.000	04/15/32(a)	201,799
Rogers Communications, Inc. (Canada)
	(US 5 Year CMT T-Note + 2.653%)
150,000	7.000	04/15/55(c)	151,500

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Wireless – (continued)
	(US 5 Year CMT T-Note + 2.620%)
$192,000	7.125%	04/15/55(c)	$193,200

			1,641,780

Wirelines – 0.5%
Fibercop SpA (Italy)
200,000	7.721	06/04/38(a)	207,552
Iliad Holding SAS (France)
200,000	8.500	04/15/31(a)	210,125
Telecom Italia Capital SA (Italy)
50,000	6.375	11/15/33	52,152
163,000	7.200	07/18/36	179,078
45,000	7.721	06/04/38	51,121

			700,028

TOTAL FOREIGN CORPORATE DEBT (Cost $12,499,206)			12,273,770

Shares	Dividend Rate		Value

Investment Company – 1.5%(d)
Goldman Sachs Central Government Fund - Institutional Shares
2,162,200	3.779%(e)		2,162,200
(Cost $2,162,200)

TOTAL INVESTMENTS – 98.3% (Cost $141,766,253)			$140,573,423

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			2,429,825

NET ASSETS – 100.0%			$143,003,248

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Pay-in-kind securities.

(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2026.

(d)	Represents an affiliated issuer.

(e)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GO	—General Obligation
LLC	—Limited Liability Company
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFRINDX	—Secured Overnight Financing Rate Index

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Inflation Indexed Bonds – 99.4%

U.S. Treasury Inflation Indexed Bonds
$10,925,149	1.625%	10/15/27	$10,872,796
8,783,844	0.500	01/15/28	8,570,627
3,632,886	1.750	01/15/28	3,604,600
8,801,111	1.250	04/15/28	8,651,563
8,073,266	0.750	07/15/28	7,893,312
13,304,931	2.375	10/15/28	13,405,328
6,615,098	0.875	01/15/29	6,423,830
5,847,547	2.125	04/15/29	5,841,780
4,339,113	3.875	04/15/29	4,525,557
13,836,219	0.250	07/15/29	13,177,553
4,296,264	1.625	10/15/29	4,247,148
16,622,839	0.125	01/15/30	15,569,480
7,201,934	1.625	04/15/30	7,073,328
10,134,830	0.125	07/15/30	9,429,467
4,764,572	1.125	10/15/30	4,594,633
9,572,776	0.125	01/15/31	8,789,036
11,048,193	0.125	07/15/31	10,068,843
7,945,128	0.125	01/15/32	7,133,329
19,789,852	0.625	07/15/32	18,166,502
4,836,469	1.125	01/15/33	4,526,964
13,269,731	1.375	07/15/33	12,578,493
10,596,843	1.750	01/15/34	10,221,882
17,730,905	1.875	07/15/34	17,234,192
8,717,369	2.125	01/15/35	8,570,150
13,764,797	1.875	07/15/35	13,243,768
753,999	2.125	02/15/40	709,374
2,792,202	2.125	02/15/41	2,598,811
16,167,115	0.750	02/15/42	11,990,553
3,045,955	0.625	02/15/43	2,151,672
1,037,326	1.000	02/15/46	735,655
4,681,561	0.875	02/15/47	3,174,093
6,685,883	1.000	02/15/48	4,579,954
2,329,113	1.000	02/15/49	1,571,690
10,309,687	0.250	02/15/50	5,548,015
2,516,914	0.125	02/15/51	1,265,060
4,905,369	0.125	02/15/52	2,405,997
4,275,263	2.125	02/15/54	3,567,214
4,561,359	2.375	02/15/55	4,008,550

TOTAL U.S. TREASURY INFLATION INDEXED BONDS (Cost $289,021,902)			278,720,799

Shares	Dividend Rate		Value

	Investment Company – 0.1%(a)

Goldman Sachs Central Government Fund - Institutional Shares
303,141	3.779%(b)		303,141
(Cost $303,141)

TOTAL INVESTMENTS – 99.5% (Cost $289,325,043)			$279,023,940

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			1,492,370

NET ASSETS – 100.0%			$280,516,310

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

(b)	Represents 1-day yield at August 31, 2026.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 83.9%

Aerospace & Defense – 2.0%
Boeing Co. (The)
$2,560,000	2.950%	02/01/30	$2,395,514
1,320,000	3.600	05/01/34	1,170,717
100,000	3.300	03/01/35	83,772
370,000	3.500	03/01/45	259,747
100,000	3.900	05/01/49	71,536
370,000	3.950	08/01/59	249,651
200,000	5.930	05/01/60	186,228
1,067,000	7.008	05/01/64	1,154,242
Booz Allen Hamilton, Inc.
235,000	5.950	04/15/35	233,408
General Dynamics Corp.
570,000	3.625	04/01/30	547,649
250,000	4.250	04/01/40	217,552
104,000	4.250	04/01/50	82,939
Honeywell Aerospace, Inc.
540,000	5.622	03/16/46	516,575
1,080,000	5.852	03/16/66	1,025,817
Howmet Aerospace, Inc.
359,000	3.000	01/15/29	344,711
140,000	4.550	11/15/32	135,373
Huntington Ingalls Industries, Inc.
200,000	3.483	12/01/27	196,750
L3Harris Technologies, Inc.
560,000	4.400	06/15/28	557,315
130,000	2.900	12/15/29	122,217
481,000	5.250	06/01/31	484,578
130,000	6.150	12/15/40	134,186
Leidos, Inc.
100,000	4.100	03/15/29	98,077
300,000	4.375	05/15/30	292,221
477,000	2.300	02/15/31	421,675
400,000	5.750	03/15/33	406,570
Lockheed Martin Corp.
340,000	4.450	05/15/28	339,468
300,000	1.850	06/15/30	268,845
402,000	5.250	01/15/33	408,776
815,000	4.750	02/15/34	794,622
193,000	4.070	12/15/42	158,120
82,000	3.800	03/01/45	62,802
820,000	4.700	05/15/46	706,201
168,000	4.090	09/15/52	126,660
220,000	4.150	06/15/53	166,482
200,000	5.700	11/15/54	192,581
48,000	5.900	11/15/63	47,052
Northrop Grumman Corp.
1,075,000	4.030	10/15/47	818,768
388,000	5.200	06/01/54	344,647
Precision Castparts Corp.
600,000	4.200	06/15/35	555,331
RTX Corp.
1,079,000	6.000	03/15/31	1,122,836
290,000	6.100	03/15/34	305,516
520,000	4.500	06/01/42	450,008
360,000	4.200	12/15/44	283,854
856,000	4.150	05/15/45	680,933
400,000	3.750	11/01/46	296,192
280,000	4.350	04/15/47	225,991

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Aerospace & Defense – (continued)
RTX Corp. – (continued)
$143,000	4.625%	11/16/48	$118,572
126,000	2.820	09/01/51	74,289
Textron, Inc.
150,000	3.375	03/01/28	146,820
104,000	5.500	05/15/35	103,328

			20,187,714

Agriculture – 0.2%
Archer-Daniels-Midland Co.
402,000	4.535	03/26/42	347,454
140,000	3.750	09/15/47	103,417
Bunge Ltd. Finance Corp.
125,000	5.250	04/21/32	125,110
700,000	4.800	03/19/33	682,124
JBS NV/JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings
92,000	3.000	05/15/32	81,099
130,000	5.750	04/01/33	132,320
21,000	6.750	03/15/34	22,532
346,000	4.375	02/02/52	250,839
454,000	6.500	12/01/52	440,576
140,000	6.375	04/15/66	132,164

			2,317,635

Banks – 15.2%
American Express Co.
222,000	5.850	11/05/27	225,441
546,000	4.050	05/03/29	538,347
180,000	4.050	12/03/42	147,492
	(SOFR + 0.930%)
659,000	5.043	07/26/28(a)	662,482
	(SOFRINDX + 1.280%)
550,000	5.282	07/27/29(a)	555,567
	(SOFRINDX + 1.090%)
300,000	5.532	04/25/30(a)	304,625
	(SOFR + 1.940%)
1,020,000	6.489	10/30/31(a)	1,074,925
	(SOFR + 2.255%)
620,000	4.989	05/26/33(a)	605,705
	(SOFR + 1.760%)
140,000	4.420	08/03/33(a)	133,956
	(SOFR + 1.420%)
300,000	5.284	07/26/35(a)	297,462
	(SOFR + 1.237%)
670,000	4.804	10/24/36(a)	635,357
Bank of America Corp.
	(SOFR + 1.990%)
432,000	6.204	11/10/28(a)	439,179
	(TSFR3M + 1.302%)
788,000	3.419	12/20/28(a)	775,680
	(SOFR + 1.630%)
100,000	5.202	04/25/29(a)	100,528
	(SOFR + 1.570%)
290,000	5.819	09/15/29(a)	295,225
	(SOFR + 2.150%)
609,000	2.592	04/29/31(a)	559,169
	(SOFR + 1.320%)
1,062,000	2.687	04/22/32(a)	951,773

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 1.220%)
$949,000	2.299%	07/21/32(a)	$828,821
	(SOFR + 1.210%)
682,000	2.572	10/20/32(a)	601,701
	(SOFR + 1.830%)
80,000	4.571	04/27/33(a)	77,408
	(SOFR + 1.910%)
950,000	5.288	04/25/34(a)	946,031
	(SOFR + 1.840%)
1,446,000	5.872	09/15/34(a)	1,486,456
	(SOFR + 1.650%)
500,000	5.468	01/23/35(a)	501,511
	(SOFR + 1.738%)
400,000	5.518	10/25/35(a)	394,229
	(SOFR + 1.310%)
750,000	5.511	01/24/36(a)	749,559
	(SOFR + 1.697%)
440,000	5.744	02/12/36(a)	438,954
	(SOFR + 1.640%)
90,000	5.464	05/09/36(a)	89,563
	(US 5 Year CMT T-Note + 1.200%)
830,000	2.482	09/21/36(a)	715,643
156,000	6.110	01/29/37	159,983
200,000	7.750	05/14/38	231,042
	(SOFR + 1.130%)
987,000	5.045	02/06/37(a)	950,076
	(TSFR3M + 2.076%)
678,000	4.244	04/24/38(a)	604,804
	(SOFR + 1.580%)
1,421,000	3.311	04/22/42(a)	1,061,106
	(TSFR3M + 1.452%)
190,000	3.946	01/23/49(a)	142,520
Bank of America Corp., GMTN
	(TSFR3M + 1.632%)
313,000	3.593	07/21/28(a)	310,444
Bank of America Corp., MTN
157,000	3.248	10/21/27	154,875
96,000	5.875	02/07/42	96,606
53,000	5.000	01/21/44	47,608
	(SOFR + 2.040%)
472,000	4.948	07/22/28(a)	473,556
	(TSFR3M + 1.332%)
290,000	3.970	03/05/29(a)	286,473
	(SOFR + 1.060%)
306,000	2.087	06/14/29(a)	292,009
	(TSFR3M + 1.572%)
857,000	4.271	07/23/29(a)	849,959
	(TSFR3M + 1.472%)
644,000	3.974	02/07/30(a)	631,339
	(TSFR3M + 1.442%)
420,000	3.194	07/23/30(a)	400,321
	(TSFR3M + 1.452%)
281,000	2.884	10/22/30(a)	264,045
	(TSFR3M + 1.252%)
465,000	2.496	02/13/31(a)	428,061
	(SOFR + 1.530%)
995,000	1.898	07/23/31(a)	881,095

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 1.370%)
$536,000	1.922%	10/24/31(a)	$472,208
	(SOFR + 1.330%)
794,000	2.972	02/04/33(a)	709,705
	(SOFR + 2.160%)
160,000	5.015	07/22/33(a)	158,242
	(TSFR3M + 1.582%)
118,000	4.078	04/23/40(a)	100,433
	(SOFR + 1.930%)
632,000	2.676	06/19/41(a)	442,763
	(TSFR3M + 2.252%)
326,000	4.443	01/20/48(a)	266,378
	(TSFR3M + 1.782%)
535,000	4.330	03/15/50(a)	420,974
Bank of America Corp., Series L
341,000	4.183	11/25/27	339,329
Bank of America Corp., Series N
	(SOFR + 1.220%)
954,000	2.651	03/11/32(a)	858,276
Bank of America NA
500,000	6.000	10/15/36	513,420
Bank of New York Mellon Corp. (The)
	(SOFR + 1.169%)
260,000	4.543	02/01/29(a)	259,785
	(SOFR + 1.253%)
280,000	5.225	11/20/35(a)	277,566
	(SOFR + 1.350%)
1,110,000	5.316	06/06/36(a)	1,103,498
Bank of New York Mellon Corp. (The), MTN
579,000	3.400	01/29/28	571,213
339,000	3.850	04/28/28	335,791
1,072,000	3.300	08/23/29	1,026,820
220,000	1.800	07/28/31	190,140
	(SOFR + 1.418%)
180,000	4.289	06/13/33(a)	171,903
	(SOFR + 1.845%)
634,000	6.474	10/25/34(a)	675,310
Bank of New York Mellon Corp. (The), Series J
	(SOFR + 1.606%)
100,000	4.967	04/26/34(a)	98,264
Capital One Financial Corp.
187,000	3.650	05/11/27	186,135
368,000	3.800	01/31/28	363,405
296,000	6.700	11/29/32	315,773
	(SOFR + 2.080%)
200,000	5.468	02/01/29(a)	201,591
	(SOFR + 2.640%)
204,000	6.312	06/08/29(a)	208,915
	(SOFR + 1.337%)
260,000	2.359	07/29/32(a)	223,145
	(SOFR + 1.265%)
590,000	2.618	11/02/32(a)	518,584
	(SOFR + 2.370%)
533,000	5.268	05/10/33(a)	525,885
	(SOFR + 2.600%)
912,000	5.817	02/01/34(a)	923,759
	(SOFR + 2.860%)
359,000	6.377	06/08/34(a)	371,956

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 1.630%)
$160,000	5.197%	09/11/36(a)	$152,460
	(SOFR + 1.508%)
299,000	5.399	01/30/37(a)	288,186
Capital One NA
650,000	4.650	09/13/28	649,992
Charles Schwab Corp. (The)
570,000	2.000	03/20/28	548,070
	(SOFR + 2.210%)
1,440,000	5.643	05/19/29(a)	1,462,428
	(SOFR + 0.622%)
200,000	4.603	07/27/29(a)	199,305
	(SOFR + 2.500%)
478,000	5.853	05/19/34(a)	490,499
	(SOFR + 2.010%)
156,000	6.136	08/24/34(a)	162,604
	(SOFR + 1.230%)
190,000	4.914	11/14/36(a)	180,498
	(SOFR + 1.280%)
730,000	5.493	05/21/37(a)	720,525
Citibank NA
640,000	5.803	09/29/28	654,623
1,164,000	5.570	04/30/34	1,183,317
Citigroup, Inc.
510,000	4.125	07/25/28	503,749
98,000	8.125	07/15/39	118,812
1,006,000	5.300	05/06/44	906,557
309,000	4.650	07/30/45	261,813
100,000	4.750	05/18/46	82,531
	(TSFR3M + 1.454%)
880,000	4.075	04/23/29(a)	870,690
	(SOFR + 1.364%)
452,000	5.174	02/13/30(a)	453,467
	(TSFR3M + 1.600%)
740,000	3.980	03/20/30(a)	722,300
	(SOFR + 1.422%)
688,000	2.976	11/05/30(a)	646,728
	(SOFR + 2.107%)
200,000	2.572	06/03/31(a)	182,761
	(SOFR + 1.167%)
1,050,000	2.561	05/01/32(a)	936,084
	(SOFR + 1.177%)
1,066,000	2.520	11/03/32(a)	934,200
	(SOFR + 1.939%)
966,000	3.785	03/17/33(a)	896,123
	(SOFR + 2.086%)
700,000	4.910	05/24/33(a)	688,140
	(SOFR + 2.338%)
500,000	6.270	11/17/33(a)	525,210
	(SOFR + 2.056%)
699,000	5.827	02/13/35(a)	700,262
	(SOFR + 1.447%)
2,104,000	5.449	06/11/35(a)	2,098,511
	(SOFR + 1.465%)
400,000	5.333	03/27/36(a)	394,922
	(SOFR + 1.488%)
90,000	5.174	09/11/36(a)	87,363

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	(TSFR3M + 1.430%)
$626,000	3.878%	01/24/39(a)	$528,734
	(SOFR + 4.548%)
338,000	5.316	03/26/41(a)	323,791
	(SOFR + 1.379%)
212,000	2.904	11/03/42(a)	147,920
Citizens Bank NA
	(SOFR + 2.000%)
1,092,000	4.575	08/09/28(a)	1,091,264
Citizens Financial Group, Inc.
92,000	3.250	04/30/30	86,307
	(SOFR + 1.910%)
250,000	5.718	07/23/32(a)	252,758
	(US 5 Year CMT T-Note + 1.450%)
420,000	5.299	01/29/36(a)	409,632
	(US 5 Year CMT T-Note + 2.750%)
183,000	5.641	05/21/37(a)	181,329
Fifth Third Bancorp
	(SOFRINDX + 2.192%)
273,000	6.361	10/27/28(a)	277,715
850,000	4.000	02/01/29(b)	829,750
	(SOFR + 2.155%)
160,000	5.982	01/30/30(a)(b)	163,622
	(SOFRINDX + 2.127%)
603,000	4.772	07/28/30(a)	597,892
	(SOFR + 1.486%)
120,000	4.895	09/06/30(a)	119,267
	(SOFR + 1.240%)
190,000	5.141	01/29/37(a)	181,947
Fifth Third Bank NA
	(SOFR + 2.610%)
300,000	5.332	08/25/33(a)	295,177
First Citizens BancShares, Inc.
	(SOFR + 1.487%)
1,050,000	4.869	03/03/32(a)	1,012,214
First Horizon Corp.
	(SOFR + 1.766%)
500,000	5.514	03/07/31(a)	501,701
HSBC Bank USA NA
980,000	7.000	01/15/39	1,075,610
HSBC USA, Inc.
190,000	7.200	07/15/97	212,378
Huntington Bancshares, Inc.
	(SOFR + 2.020%)
490,000	6.208	08/21/29(a)	502,038
100,000	2.550	02/04/30	91,981
	(SOFRINDX + 1.870%)
620,000	5.709	02/02/35(a)	621,930
	(US 5 Year CMT T-Note + 1.170%)
1,130,000	2.487	08/15/36(a)	964,612
JPMorgan Chase & Co.
	(SOFR + 1.990%)
800,000	4.851	07/25/28(a)	801,581
	(SOFR + 0.860%)
1,070,000	4.505	10/22/28(a)	1,069,137

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 0.800%)
$600,000	4.915%	01/24/29(a)	$602,590
	(SOFR + 1.450%)
1,419,000	5.299	07/24/29(a)	1,434,757
	(TSFR3M + 1.592%)
240,000	4.452	12/05/29(a)	237,803
	(SOFR + 1.160%)
550,000	5.581	04/22/30(a)	558,610
	(SOFR + 1.125%)
656,000	4.995	07/22/30(a)	656,517
448,000	8.750	09/01/30	507,004
	(TSFR3M + 1.510%)
1,460,000	2.739	10/15/30(a)	1,364,749
	(SOFR + 1.010%)
2,000,000	5.140	01/24/31(a)	2,009,047
	(TSFR3M + 3.790%)
196,000	4.493	03/24/31(a)	192,539
	(SOFR + 1.435%)
946,000	5.103	04/22/31(a)	946,883
	(SOFR + 0.840%)
190,000	4.347	01/22/32(a)	183,865
	(SOFR + 1.065%)
914,000	1.953	02/04/32(a)	798,126
	(TSFR3M + 1.250%)
30,000	2.580	04/22/32(a)	26,811
	(SOFR + 1.180%)
803,000	2.545	11/08/32(a)	706,406
	(SOFR + 1.260%)
840,000	2.963	01/25/33(a)	751,754
600,000	5.148	04/23/37(a)	580,835
	(SOFR + 1.810%)
331,000	6.254	10/23/34(a)	348,212
	(SOFR + 1.620%)
600,000	5.336	01/23/35(a)	598,132
	(SOFR + 1.490%)
170,000	5.766	04/22/35(a)	173,712
	(SOFR + 1.460%)
1,845,000	5.294	07/22/35(a)	1,825,452
	(SOFR + 1.315%)
400,000	5.502	01/24/36(a)	399,407
	(SOFR + 1.680%)
2,000,000	5.572	04/22/36(a)	2,003,380
	(SOFR + 1.635%)
1,517,000	5.576	07/23/36(a)	1,502,058
	(SOFR + 1.070%)
507,000	4.898	01/22/37(a)	483,124
	(SOFR + 1.300%)
900,000	5.193	02/05/37(a)	863,881
	(TSFR3M + 2.460%)
1,280,000	3.109	04/22/41(a)	957,025
	(TSFR3M + 1.460%)
1,400,000	3.157	04/22/42(a)	1,031,556
	(TSFR3M + 1.642%)
300,000	3.964	11/15/48(a)	226,114
	(SOFR + 2.440%)
1,000,000	3.109	04/22/51(a)	636,843
Keybank National Association
460,000	4.900	08/08/32	442,993

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
KeyCorp
(SOFRINDX + 2.420%)
$423,000	6.401%	03/06/35(a)	$441,601
(SOFR + 1.367%)
100,000	5.305	01/28/37(a)	95,898
KeyCorp, MTN
421,000	4.100	04/30/28	416,490
365,000	2.550	10/01/29	340,310
(SOFRINDX + 2.060%)
150,000	4.789	06/01/33(a)	144,269
M&T Bank Corp.
(SOFR + 2.800%)
650,000	7.413	10/30/29(a)	684,125
Manufacturers & Traders Trust Co.
1,610,000	4.700	01/27/28	1,608,544
Morgan Stanley
546,000	3.591	07/22/28(a)	540,043
314,000	6.375	07/24/42	329,465
585,000	4.300	01/27/45	475,003
(SOFR + 1.830%)
838,000	6.407	11/01/29(a)	861,791
(SOFR + 1.450%)
630,000	5.173	01/16/30(a)	632,452
(SOFR + 1.290%)
620,000	2.943	01/21/33(a)	550,148
(SOFR + 1.730%)
1,134,000	5.466	01/18/35(a)	1,127,357
(SOFR + 1.418%)
400,000	5.587	01/18/36(a)	399,747
(SOFR + 1.757%)
650,000	5.664	04/17/36(a)	651,192
(SOFR + 1.184%)
150,000	5.073	01/30/37(a)	143,157
(SOFR + 2.620%)
1,071,000	5.297	04/20/37(a)	1,048,938
(TSFR3M + 1.693%)
790,000	4.457	04/22/39(a)	701,903
(US 5 Year CMT T-Note + 1.170%)
550,000	5.314	01/18/41(a)	519,988
Morgan Stanley, GMTN
(TSFR3M + 1.402%)
418,000	3.772	01/24/29(a)	412,970
(TSFR3M + 1.890%)
166,000	4.431	01/23/30(a)	164,020
(SOFR + 1.143%)
586,000	2.699	01/22/31(a)	542,018
(SOFR + 1.178%)
250,000	2.239	07/21/32(a)	217,168
(SOFR + 4.840%)
50,000	5.597	03/24/51(a)	47,013
Morgan Stanley, MTN
(SOFR + 1.590%)
588,000	5.164	04/20/29(a)	592,049
(SOFR + 3.120%)
768,000	3.622	04/01/31(a)	729,516
(SOFR + 1.034%)
748,000	1.794	02/13/32(a)	643,998

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 1.020%)
$1,623,000	1.928%	04/28/32(a)	$1,396,166
	(SOFR + 1.200%)
1,560,000	2.511	10/20/32(a)	1,364,385
	(SOFR + 1.870%)
500,000	5.250	04/21/34(a)	493,760
	(SOFR + 1.880%)
2,970,000	5.424	07/21/34(a)	2,955,302
1,132,000	4.375	01/22/47	912,620
	(SOFR + 1.430%)
790,000	2.802	01/25/52(a)	463,616
Morgan Stanley, Series I
	(SOFR + 1.314%)
1,384,000	4.892	10/22/36(a)	1,310,831
Northern Trust Corp.
188,000	3.650	08/03/28	185,125
674,000	1.950	05/01/30	608,012
	(US 5 Year CMT T-Note + 1.050%)
440,000	5.117	11/19/40(a)	420,020
Pinnacle Financial Partners, Inc.
	(SOFR + 2.347%)
170,000	6.168	11/01/30(a)	173,108
	(SOFR + 1.700%)
100,000	5.596	05/19/32(a)	99,047
PNC Bank NA
1,286,000	4.050	07/26/28	1,270,652
500,000	2.700	10/22/29	467,424
PNC Financial Services Group, Inc. (The)
525,000	3.450	04/23/29	508,132
	(SOFR + 1.841%)
788,000	5.582	06/12/29(a)	800,353
	(SOFR + 1.198%)
850,000	5.492	05/14/30(a)	862,470
	(SOFRINDX + 2.140%)
250,000	6.037	10/28/33(a)	259,083
	(SOFR + 2.284%)
500,000	6.875	10/20/34(a)	542,070
	(SOFR + 1.599%)
150,000	5.401	07/23/35(a)	148,729
	(SOFR + 1.394%)
588,000	5.575	01/29/36(a)	588,332
	(US 5 Year CMT T-Note + 1.170%)
380,000	5.423	01/25/41(a)	363,979
Regions Financial Corp.
	(SOFR + 2.060%)
850,000	5.502	09/06/35(a)	836,206
Santander Holdings USA, Inc.
	(SOFR + 2.356%)
438,000	6.499	03/09/29(a)	447,995
	(SOFR + 1.878%)
620,000	5.741	03/20/31(a)	627,491
	(SOFR + 3.280%)
330,000	7.660	11/09/31(a)	356,564
	(SOFR + 1.596%)
750,000	5.701	06/05/37(a)	731,497

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
State Street Corp.
	(SOFR + 1.018%)
$1,310,000	4.530%	02/20/29(a)	$1,308,807
486,000	2.400	01/24/30	451,466
239,000	2.200	03/03/31	211,020
	(SOFR + 2.650%)
140,000	3.152	03/30/31(a)	132,169
	(SOFR + 1.490%)
892,000	3.031	11/01/34(a)	835,800
	(SOFR + 1.215%)
690,000	4.784	10/23/36(a)	655,505
	(SOFR + 1.201%)
130,000	5.094	04/24/37(a)	125,702
Synchrony Financial
511,000	3.950	12/01/27	505,639
	(SOFRINDX + 2.130%)
850,000	5.935	08/02/30(a)	863,914
	(SOFR + 1.530%)
558,000	4.947	02/25/32(a)	541,078
Truist Financial Corp., MTN
	(SOFR + 1.435%)
564,000	4.873	01/26/29(a)	564,355
	(SOFR + 0.862%)
202,000	1.887	06/07/29(a)	191,523
	(SOFR + 2.446%)
370,000	7.161	10/30/29(a)	386,003
	(SOFR + 1.620%)
543,000	5.435	01/24/30(a)	548,783
	(SOFR + 1.571%)
100,000	5.153	08/05/32(a)	99,219
	(SOFR + 2.240%)
315,000	4.916	07/28/33(a)	302,898
	(SOFR + 1.922%)
186,000	5.711	01/24/35(a)	187,623
	(SOFR + 1.395%)
1,150,000	4.964	10/23/36(a)	1,087,940
Truist Financial Corp., Series I
	(SOFR + 1.087%)
510,000	4.680	04/23/32(a)	497,066
	(SOFR + 1.414%)
270,000	5.281	04/23/37(a)	260,361
U.S. Bancorp
	(SOFR + 2.090%)
872,000	5.850	10/21/33(a)	894,774
	(US 5 Year CMT T-Note + 0.950%)
300,000	2.491	11/03/36(a)	258,227
	(SOFR + 1.101%)
830,000	5.033	01/26/37(a)	800,862
	(US 5 Year CMT T-Note + 1.250%)
750,000	5.723	05/20/41(a)	732,071
U.S. Bancorp, MTN
931,000	3.900	04/26/28	920,882
14,000	3.000	07/30/29	13,313
220,000	1.375	07/22/30	192,226
	(SOFR + 1.660%)
357,000	4.548	07/22/28(a)	357,159

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 1.020%)
$1,132,000	2.677%	01/27/33(a)	$993,987
Wachovia Corp.
90,000	7.500	04/15/35	101,686
250,000	5.500	08/01/35	246,101
Webster Financial Corp.
350,000	4.100	03/25/29	342,524
Wells Fargo & Co.
	(SOFR + 2.060%)
1,014,000	6.491	10/23/34(a)	1,074,440
	(SOFR + 1.380%)
254,000	5.211	12/03/35(a)	248,734
	(SOFR + 1.740%)
1,000,000	5.605	04/23/36(a)	1,003,990
	(SOFR + 1.340%)
385,000	4.892	09/15/36(a)	367,021
	(SOFR + 2.530%)
479,000	3.068	04/30/41(a)	353,122
263,000	5.606	01/15/44	245,573
655,000	3.900	05/01/45	500,970
	(SOFR + 1.230%)
40,000	5.433	01/23/47(a)	36,927
Wells Fargo & Co., MTN
	(SOFR + 1.980%)
455,000	4.808	07/25/28(a)	455,997
	(SOFR + 1.740%)
605,000	5.574	07/25/29(a)	613,007
	(TSFR3M + 1.432%)
1,360,000	2.879	10/30/30(a)	1,277,876
	(TSFR3M + 1.262%)
1,620,000	2.572	02/11/31(a)	1,492,245
	(TSFR3M + 4.032%)
338,000	4.478	04/04/31(a)	331,176
	(SOFR + 1.500%)
346,000	3.350	03/02/33(a)	314,835
	(SOFR + 2.100%)
732,000	4.897	07/25/33(a)	714,889
	(SOFR + 1.990%)
808,000	5.557	07/25/34(a)	814,285
330,000	4.400	06/14/46	258,716
832,000	4.750	12/07/46	681,175
	(TSFR3M + 4.502%)
760,000	5.013	04/04/51(a)	651,394
	(SOFR + 2.130%)
1,824,000	4.611	04/25/53(a)	1,471,217
Wells Fargo Bank NA
260,000	6.600	01/15/38	277,756
Zions Bancorp NA
	(SOFR + 2.830%)
440,000	6.816	11/19/35(a)	452,837

			153,826,086

Basic Industry – 1.2%
Air Products and Chemicals, Inc.
1,180,000	4.300	06/11/28	1,175,398
135,000	4.900	10/11/32	133,898
Cabot Corp.
75,000	5.000	06/30/32	74,054

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Basic Industry – (continued)
CF Industries, Inc.
$330,000	5.150%	03/15/34	$323,906
190,000	4.950	06/01/43	167,848
Dow Chemical Co. (The)
220,000	7.375	11/01/29	237,375
500,000	9.400	05/15/39	647,561
462,000	4.375	11/15/42	366,532
290,000	5.550	11/30/48	252,879
180,000	3.600	11/15/50	116,714
DuPont de Nemours, Inc.
100,000	4.725	11/15/28(b)	99,667
480,000	5.319	11/15/38	461,684
Eagle Materials, Inc.
480,000	5.000	03/15/36	453,049
Eastman Chemical Co.
650,000	5.625	02/20/34	651,023
EIDP, Inc.
174,000	5.125	05/15/32	170,805
600,000	4.800	05/15/33	572,057
Georgia-Pacific LLC
290,000	8.875	05/15/31	335,151
International Paper Co.
250,000	7.300	11/15/39	277,130
300,000	4.350	08/15/48	229,683
LYB International Finance III LLC
20,000	5.500	03/01/34	19,637
1,000,000	5.875	01/15/36	991,577
413,000	4.200	05/01/50	292,309
Mosaic Co. (The)
200,000	5.625	11/15/43	184,203
Packaging Corp. of America
330,000	5.700	12/01/33	337,262
PPG Industries, Inc.
221,000	2.800	08/15/29	208,281
100,000	5.500	11/15/40	95,350
Sherwin-Williams Co. (The)
1,321,000	3.450	06/01/27	1,311,238
1,000,000	2.950	08/15/29	947,818
160,000	4.500	06/01/47	129,724
Westlake Corp.
340,000	6.375	11/15/55	327,430
Weyerhaeuser Co.
242,000	4.000	11/15/29	235,268
100,000	4.000	04/15/30	96,441
190,000	6.875	12/15/33	203,958

			12,126,910

Broadcasting – 0.1%
Fox Corp.
826,000	6.500	10/13/33	869,501

Brokerage – 0.6%
Affiliated Managers Group, Inc.
49,000	5.500	08/20/34	48,205
180,000	5.500	02/15/36	173,642
Blackrock Finance, Inc.
159,000	2.400	04/30/30	145,992
200,000	1.900	01/28/31	177,214
141,000	2.100	02/25/32	121,449

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Brokerage – (continued)
Blackrock, Inc.
$516,000	3.250%	04/30/29	$498,677
686,000	4.750	05/25/33	673,680
Brookfield Asset Management Ltd.
600,000	5.298	01/15/36	575,752
CME Group, Inc.
100,000	3.750	06/15/28	98,713
Intercontinental Exchange, Inc.
400,000	1.850	09/15/32	333,681
1,131,000	5.200	06/15/62	974,726
Jefferies Financial Group, Inc.
200,000	5.875	07/21/28	203,107
309,000	4.150	01/23/30	295,988
129,000	2.625	10/15/31	111,751
492,000	6.200	04/14/34	499,551
200,000	6.500	01/20/43	197,077
Nasdaq, Inc.
340,000	5.550	02/15/34	344,234
200,000	3.250	04/28/50	128,669
350,000	6.100	06/28/63	340,323
Raymond James Financial, Inc.
30,000	3.750	04/01/51	20,896
TPG Operating Group II LP
100,000	5.375	01/15/36	95,813

			6,059,140

Building Materials – 0.5%
Allegion U.S. Holding Co., Inc.
160,000	5.411	07/01/32	160,489
100,000	5.600	05/29/34	100,502
Amrize Finance U.S. LLC
200,000	4.700	04/07/28	199,750
490,000	7.125	07/15/36	538,342
CRH America Finance, Inc.
500,000	5.000	02/09/36	478,893
330,000	5.875	01/09/55	321,669
Ferguson Enterprises, Inc.
300,000	5.000	10/03/34	290,553
Fortune Brands Innovations, Inc.
100,000	4.000	03/25/32	93,643
Martin Marietta Materials, Inc.
320,000	2.400	07/15/31	281,728
150,000	5.400	01/30/34	149,557
340,000	4.250	12/15/47	262,782
Masco Corp.
215,000	1.500	02/15/28	205,572
150,000	2.000	10/01/30	132,651
340,000	2.000	02/15/31	296,030
Owens Corning
354,000	5.700	06/15/34	359,234
Stanley Black & Decker, Inc.
120,000	6.000	03/06/28	122,086
225,000	3.000	05/15/32	200,146
150,000	5.200	09/01/40	137,279
Vulcan Materials Co.
400,000	4.500	06/15/47	324,645
50,000	4.700	03/01/48	41,577

			4,697,128

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – 3.5%
3M Co., MTN
$520,000	5.700%	03/15/37	$528,644
Amcor Flexibles North America, Inc.
600,000	5.100	03/17/30	602,082
151,000	5.125	03/12/36	145,197
Amphenol Corp.
340,000	3.800	11/15/27	337,435
1,250,000	2.200	09/15/31	1,096,508
280,000	4.625	02/15/36	262,797
AptarGroup, Inc.
215,000	3.600	03/15/32	199,185
Avery Dennison Corp.
250,000	4.875	12/06/28	250,539
Berry Global, Inc.
134,000	5.800	06/15/31	137,348
Carlisle Cos., Inc.
530,000	2.200	03/01/32	453,630
Carrier Global Corp.
1,220,000	2.722	02/15/30	1,133,410
Caterpillar Financial Services Corp.
214,000	3.950	11/14/28	210,879
150,000	4.375	08/16/29	148,684
Caterpillar Financial Services Corp., MTN
116,000	3.600	08/12/27	115,300
Caterpillar, Inc.
40,000	2.600	04/09/30	37,160
200,000	1.900	03/12/31	176,337
300,000	5.200	05/15/35	299,115
100,000	6.050	08/15/36	106,210
170,000	5.200	05/27/41	164,364
188,000	3.803	08/15/42	151,023
246,000	3.250	09/19/49	165,433
120,000	4.750	05/15/64	100,181
CNH Industrial Capital LLC
140,000	4.550	04/10/28	139,401
250,000	4.500	10/16/30	243,633
Corning, Inc.
100,000	3.900	11/15/49	71,868
130,000	4.375	11/15/57	97,659
328,000	5.450	11/15/79	282,059
Cummins, Inc.
890,000	4.900	02/20/29	895,028
327,000	1.500	09/01/30	287,550
100,000	4.700	02/15/31	99,299
279,000	5.150	02/20/34	277,364
770,000	5.450	02/20/54	714,018
Deere & Co.
370,000	7.125	03/03/31	402,638
504,000	3.900	06/09/42	411,010
190,000	3.750	04/15/50	139,442
Deere Funding Canada Corp.
100,000	4.850	07/15/31	99,385
Eaton Capital ULC
615,000	4.450	05/09/30	605,381
Eaton Corp.
1,970,000	3.950	03/06/29	1,932,583
511,000	4.150	03/15/33	486,180

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – (continued)
Flowserve Corp.
$220,000	5.700%	05/15/36	$216,288
General Electric Co.
240,000	4.300	07/29/30	235,312
General Electric Co., MTN
110,000	5.875	01/14/38	114,194
Honeywell International, Inc.
80,000	2.700	08/15/29	75,626
500,000	1.950	06/01/30	449,646
200,000	4.750	02/01/32	197,965
200,000	4.500	01/15/34	191,810
Illinois Tool Works, Inc.
262,000	3.900	09/01/42	210,980
Ingersoll Rand, Inc.
100,000	5.400	08/14/28	101,195
931,000	5.700	08/14/33	950,515
Jabil, Inc.
100,000	3.950	01/12/28	98,824
210,000	3.000	01/15/31	190,809
Jacobs Engineering Group, Inc.
228,000	5.900	03/01/33	231,445
John Deere Capital Corp.
273,000	1.450	01/15/31	236,310
John Deere Capital Corp., MTN
1,400,000	4.750	01/20/28	1,405,552
870,000	3.350	04/18/29	842,354
140,000	2.450	01/09/30	130,016
100,000	4.700	06/10/30	99,836
500,000	4.900	03/07/31	499,820
225,000	3.900	06/07/32	213,522
130,000	5.050	06/12/34	128,816
John Deere Capital Corp., Series I
150,000	5.150	09/08/33	150,497
Johnson Controls International PLC
430,000	6.000	01/15/36	445,720
50,000	4.625	07/02/44	42,343
Kennametal, Inc.
400,000	5.800	05/28/36	394,660
Leggett & Platt, Inc.
215,000	4.400	03/15/29	207,557
Lennox International, Inc.
350,000	5.500	09/15/28	354,344
Oshkosh Corp.
376,000	3.100	03/01/30	354,380
Otis Worldwide Corp.
1,115,000	2.565	02/15/30	1,029,498
Parker-Hannifin Corp.
250,000	4.250	09/15/27	249,559
660,000	3.250	06/14/29	633,841
200,000	4.500	09/15/29	198,432
420,000	4.000	06/14/49	315,975
Pentair Finance Sarl
222,000	5.900	07/15/32	225,167
Quanta Services, Inc.
380,000	4.500	01/15/31	370,970
180,000	5.250	08/09/34	176,172
Regal Rexnord Corp.
206,000	6.050	04/15/28	209,546

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – (continued)
Republic Services, Inc.
$846,000	4.875%	04/01/29	$848,409
150,000	2.300	03/01/30	137,500
500,000	5.000	04/01/34	494,274
Rockwell Automation, Inc.
100,000	1.750	08/15/31	85,895
100,000	6.250	12/01/37	108,232
50,000	2.800	08/15/61	26,786
Roper Technologies, Inc.
785,000	4.900	10/15/34	747,113
Snap-on, Inc.
190,000	4.100	03/01/48	147,419
100,000	3.100	05/01/50	64,032
Sonoco Products Co.
260,000	5.000	09/01/34	250,092
Timken Co. (The)
130,000	4.500	12/15/28	128,898
Trane Technologies Financing Ltd.
1,458,000	5.250	03/03/33	1,466,800
Vontier Corp.
100,000	2.950	04/01/31	90,538
Waste Connections, Inc.
1,240,000	4.200	01/15/33	1,174,734
100,000	5.000	03/01/34	98,407
70,000	2.950	01/15/52	43,051
Waste Management, Inc.
197,000	4.500	03/15/28	196,779
100,000	3.875	01/15/29	98,189
678,000	4.875	02/15/29	680,805
788,000	4.625	02/15/30	783,914
53,000	1.500	03/15/31	45,626
81,000	5.350	10/15/54	74,990
WestRock MWV LLC
170,000	7.950	02/15/31	188,010
WRKCo, Inc.
400,000	4.900	03/15/29	399,945
300,000	4.200	06/01/32	284,306
WW Grainger, Inc.
342,000	3.750	05/15/46	258,629
Xylem, Inc.
600,000	1.950	01/30/28	577,780

			35,686,608

Communications – 1.8%
Charter Communications Operating LLC / Charter Communications Operating Capital
151,000	3.750	02/15/28	147,926
346,000	4.200	03/15/28	340,963
430,000	5.050	03/30/29	426,228
188,000	6.100	06/01/29	191,412
1,050,000	6.600	02/15/34	1,058,715
268,000	6.550	06/01/34	268,204
1,005,000	6.384	10/23/35	979,672
100,000	6.950	08/15/36	100,739
274,000	5.375	04/01/38	237,903
1,680,000	7.087	05/01/47(b)	1,665,042
250,000	5.750	04/01/48	201,963
626,000	7.337	07/01/49(b)	623,441
390,000	6.700	12/01/55	354,744

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Communications – (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital – (continued)
$210,000	5.500%	04/01/63	$154,652
Comcast Corp.
150,000	2.650	02/01/30	138,614
400,000	3.400	04/01/30	377,787
52,000	4.250	10/15/30	50,307
460,000	4.650	02/15/33	441,013
192,000	5.300	06/01/34	189,204
249,000	5.650	06/15/35	247,645
400,000	4.400	08/15/35	360,630
357,000	6.500	11/15/35	375,709
340,000	4.000	08/15/47	234,818
356,000	3.969	11/01/47	243,993
200,000	4.000	03/01/48	137,167
400,000	4.700	10/15/48	304,873
396,000	3.999	11/01/49	267,181
356,000	3.450	02/01/50	218,055
64,000	2.800	01/15/51	33,980
92,000	2.887	11/01/51	49,187
207,000	2.450	08/15/52	100,615
100,000	5.650	06/01/54	86,455
550,000	2.937	11/01/56	281,902
Space Exploration Technologies Corp.
840,000	5.875	07/15/36(b)	791,127
1,480,000	6.600	07/15/46(b)	1,347,015
280,000	6.650	07/15/56(b)	249,817
Time Warner Cable LLC
170,000	6.550	05/01/37	164,037
296,000	7.300	07/01/38	297,278
148,000	5.875	11/15/40	128,783
433,000	5.500	09/01/41	359,857
TWDC Enterprises 18 Corp., GMTN
290,000	4.125	06/01/44	232,343
TWDC Enterprises 18 Corp., MTN
102,000	2.950	06/15/27	101,043
470,000	3.000	07/30/46	310,704
Walt Disney Co. (The)
557,000	2.200	01/13/28	541,538
220,000	3.750	03/14/29	215,471
98,000	2.000	09/01/29	91,071
374,000	3.800	03/22/30	362,369
455,000	2.650	01/13/31	416,880
268,000	6.200	12/15/34	286,141
75,000	6.400	12/15/35	81,206
80,000	4.625	03/14/36	76,123
456,000	6.650	11/15/37	498,723
360,000	4.750	11/15/46	307,233
456,000	2.750	09/01/49	272,722
242,000	4.700	03/23/50	203,455
233,000	3.800	05/13/60	160,639

			18,386,314

Consumer Cyclical – 6.5%
Airbnb, Inc.
200,000	4.650	03/16/31	197,111
Amazon.com, Inc.
200,000	1.200	06/03/27	195,489
644,000	4.650	12/01/29	642,085

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Amazon.com, Inc. – (continued)
$63,000	1.500%	06/03/30	$55,710
310,000	4.100	11/20/30	300,449
38,000	2.100	05/12/31	33,471
337,000	3.600	04/13/32	313,829
786,000	4.800	12/05/34	766,880
110,000	4.650	11/20/35	103,606
1,170,000	5.300	07/09/36	1,145,636
1,210,000	3.875	08/22/37	1,049,270
622,000	2.875	05/12/41	444,260
1,290,000	4.950	12/05/44	1,145,174
1,125,000	4.050	08/22/47	838,320
383,000	2.500	06/03/50	208,091
1,627,000	3.100	05/12/51	993,276
1,700,000	3.950	04/13/52	1,202,345
638,000	4.250	08/22/57	458,499
264,000	3.250	05/12/61	150,047
393,000	4.100	04/13/62	269,161
1,410,000	5.950	03/13/66	1,300,898
90,000	6.050	03/13/76	83,421
American Honda Finance Corp.
262,000	4.250	09/01/28	259,506
440,000	5.650	11/15/28	447,770
1,030,000	5.100	01/08/36	993,859
Aptiv Swiss Holdings Ltd
147,000	4.150	05/01/52	104,294
Aptiv Swiss Holdings Ltd.
280,000	3.100	12/01/51	164,132
AutoNation, Inc.
240,000	5.890	03/15/35	239,867
AutoZone, Inc.
94,000	4.500	02/01/28	93,823
150,000	6.250	11/01/28	154,381
345,000	3.750	04/18/29	336,135
200,000	4.000	04/15/30	193,312
Best Buy Co., Inc.
100,000	1.950	10/01/30	88,438
Choice Hotels International, Inc.
101,000	5.850	08/01/34	100,561
Costco Wholesale Corp.
298,000	1.375	06/20/27	291,545
583,000	1.600	04/20/30	523,701
Darden Restaurants, Inc.
166,000	6.300	10/10/33	173,991
Dick’s Sporting Goods, Inc.
411,000	4.100	01/15/52	280,140
Dollar General Corp.
300,000	5.200	07/05/28	302,181
347,000	5.450	07/05/33	346,655
Dollar Tree, Inc.
414,000	4.200	05/15/28	409,803
eBay, Inc.
330,000	6.300	11/22/32	347,586
130,000	5.125	11/06/35	125,740
275,000	4.000	07/15/42	212,757
Expedia Group, Inc.
100,000	3.250	02/15/30	94,226
830,000	2.950	03/15/31	756,724

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Ford Holdings LLC
$312,000	9.300%	03/01/30	$346,292
Ford Motor Co.
50,000	4.750	01/15/43	38,542
951,000	5.291	12/08/46	769,157
Ford Motor Credit Co. LLC
1,120,000	2.900	02/16/28	1,085,964
650,000	5.918	03/20/28	656,092
200,000	6.800	05/12/28	204,644
1,110,000	6.798	11/07/28	1,142,633
300,000	2.900	02/10/29	282,593
500,000	5.113	05/03/29	495,184
780,000	5.875	11/07/29	788,045
605,000	7.122	11/07/33	637,066
200,000	6.467	05/22/36	201,199
General Motors Co.
290,000	5.000	10/01/28	290,526
50,000	5.000	04/01/35	47,362
860,000	6.250	04/15/35	880,172
503,000	6.600	04/01/36	530,036
127,000	5.150	04/01/38	117,623
232,000	6.750	04/01/46	237,348
200,000	5.400	04/01/48	173,339
190,000	5.950	04/01/49	176,491
General Motors Financial Co., Inc.
300,000	6.000	01/09/28	304,299
250,000	2.400	10/15/28	237,566
300,000	5.550	07/15/29	303,878
500,000	5.850	04/06/30	511,400
1,224,000	2.350	01/08/31	1,086,941
550,000	2.700	06/10/31	491,396
Genuine Parts Co.
210,000	4.950	08/15/29	208,503
Global Payments, Inc.
1,100,000	2.900	05/15/30	1,004,148
70,000	4.875	11/15/30	68,210
210,000	5.200	11/15/32	202,021
Home Depot, Inc. (The)
66,000	2.800	09/14/27	64,953
103,000	3.900	12/06/28	101,653
100,000	4.900	04/15/29	100,747
228,000	2.950	06/15/29	218,054
742,000	1.375	03/15/31	636,781
629,000	5.875	12/16/36	650,762
460,000	3.300	04/15/40	357,806
414,000	4.200	04/01/43	341,461
150,000	4.875	02/15/44	133,045
118,000	4.400	03/15/45	97,665
408,000	4.250	04/01/46	327,826
244,000	3.125	12/15/49	156,752
300,000	3.350	04/15/50	200,209
115,000	2.375	03/15/51	62,259
70,000	3.625	04/15/52	48,292
662,000	4.950	09/15/52	570,006
310,000	3.500	09/15/56	203,551
Hyatt Hotels Corp.
232,000	4.375	09/15/28	230,004

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Lear Corp.
$250,000	2.600%	01/15/32	$218,225
160,000	3.550	01/15/52	103,142
Lennar Corp.
250,000	4.750	11/29/27	250,124
Lowe’s Cos., Inc.
180,000	1.300	04/15/28	170,748
202,000	1.700	09/15/28	190,189
557,000	1.700	10/15/30	488,702
208,000	3.750	04/01/32	193,317
780,000	5.150	07/01/33	772,051
200,000	3.700	04/15/46	143,341
926,000	3.000	10/15/50	554,167
792,000	4.250	04/01/52	592,274
474,000	5.625	04/15/53	436,192
Marriott International, Inc.
1,220,000	4.900	04/15/29	1,222,330
Marriott International, Inc., Series FF
1,958,000	4.625	06/15/30	1,928,710
Mastercard, Inc.
575,000	4.875	03/09/28	578,284
132,000	2.950	06/01/29	126,608
668,000	3.350	03/26/30	636,950
222,000	2.000	11/18/31	193,912
162,000	3.650	06/01/49	116,308
400,000	3.850	03/26/50	296,823
McDonald’s Corp.
684,000	5.450	08/14/53	628,671
McDonald’s Corp., MTN
118,000	3.800	04/01/28	116,571
91,000	2.625	09/01/29	85,681
53,000	2.125	03/01/30	48,346
321,000	4.700	12/09/35	306,552
240,000	4.875	12/09/45	208,225
300,000	4.450	03/01/47	242,167
296,000	4.450	09/01/48	237,521
120,000	3.625	09/01/49	83,510
1,000	4.200	04/01/50	766
NIKE, Inc.
186,000	2.850	03/27/30	174,077
268,000	3.875	11/01/45	205,072
190,000	3.375	03/27/50	127,458
O’Reilly Automotive, Inc.
450,000	4.350	06/01/28	446,749
300,000	4.200	04/01/30	292,062
PulteGroup, Inc.
340,000	6.375	05/15/33	357,427
Royal Caribbean Cruises Ltd.
400,000	5.375	01/15/36	386,814
150,000	5.250	02/27/38	141,506
Sekisui House U.S., Inc.
300,000	3.850	01/15/30	285,750
Sekisui House US, Inc.
188,000	3.966	08/06/61	118,551
Starbucks Corp.
100,000	4.000	11/15/28	98,658
300,000	3.000	02/14/32	270,783
92,000	4.300	06/15/45	73,494

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Starbucks Corp. – (continued)
$78,000	4.500%	11/15/48	$62,253
642,000	3.500	11/15/50	430,241
Tapestry, Inc.
100,000	5.500	03/11/35	98,486
Target Corp.
1,262,000	2.350	02/15/30	1,164,267
170,000	6.500	10/15/37	183,574
60,000	4.000	07/01/42	48,800
273,000	2.950	01/15/52	166,829
250,000	4.800	01/15/53	213,650
TJX Cos., Inc. (The)
930,000	4.500	04/15/50	765,930
Toll Brothers Finance Corp.
300,000	3.800	11/01/29	288,517
Toyota Motor Credit Corp.
134,000	4.625	01/12/28	134,238
1,167,000	4.550	08/09/29	1,161,855
Toyota Motor Credit Corp., MTN
224,000	4.550	09/20/27	224,306
350,000	1.900	04/06/28	336,403
94,000	4.450	06/29/29	93,246
826,000	2.150	02/13/30	754,722
391,000	3.375	04/01/30	371,549
120,000	4.800	01/05/34	116,858
Toyota Motor Credit Corp., Series B
670,000	4.800	01/11/36	643,759
Tractor Supply Co.
100,000	5.200	01/30/32	99,940
Visa, Inc.
499,000	2.750	09/15/27	490,832
624,000	2.050	04/15/30	568,877
302,000	4.150	12/14/35	282,057
270,000	4.700	02/12/36	260,954
352,000	4.300	12/14/45	290,583
294,000	3.650	09/15/47	217,218
Walmart, Inc.
126,000	3.950	09/09/27	125,507
166,000	3.700	06/26/28	163,925
224,000	1.500	09/22/28	211,367
1,078,000	3.250	07/08/29	1,042,845
207,000	7.550	02/15/30	226,410
490,000	4.450	04/30/33	477,914
960,000	4.900	04/28/35	947,717
195,000	5.250	09/01/35	196,556
50,000	5.625	04/15/41	51,021
250,000	3.625	12/15/47	188,201
255,000	4.050	06/29/48	201,408
150,000	2.650	09/22/51	88,215
740,000	4.500	09/09/52	611,277
Western Union Co. (The)
170,000	4.750	06/15/29	167,336
120,000	6.200	11/17/36	120,521

			65,397,623

Consumer Noncyclical – 6.4%
Abbott Laboratories
472,000	4.750	11/30/36	450,221
190,000	5.300	05/27/40	185,065

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Abbott Laboratories – (continued)
$1,290,000	4.900%	11/30/46	$1,144,184
AbbVie, Inc.
230,000	4.650	03/15/28	230,154
442,000	4.250	11/14/28	438,490
204,000	4.800	03/15/29	204,402
625,000	3.200	11/21/29	594,782
328,000	5.200	03/15/35	325,965
561,000	4.050	11/21/39	479,438
30,000	4.400	11/06/42	25,454
643,000	5.350	03/15/44	605,103
266,000	4.850	06/15/44	235,850
185,000	4.700	05/14/45	158,995
200,000	4.450	05/14/46	164,766
835,000	4.875	11/14/48	718,833
506,000	4.250	11/21/49	395,598
444,000	5.400	03/15/54	408,149
65,000	5.600	03/15/55	61,139
280,000	5.500	03/15/64	254,842
700,000	5.650	03/15/66	656,587
Agilent Technologies, Inc.
1,070,000	2.300	03/12/31	951,772
Altria Group, Inc.
1,080,000	4.800	02/14/29	1,079,617
92,000	5.800	02/14/39	90,766
242,000	3.400	02/04/41	178,557
220,000	4.250	08/09/42	175,134
278,000	3.875	09/16/46	199,048
464,000	5.950	02/14/49	438,853
110,000	4.450	05/06/50	83,204
794,000	3.700	02/04/51	530,581
Amgen, Inc.
820,000	5.150	03/02/28	825,800
1,500,000	2.450	02/21/30	1,382,158
230,000	2.300	02/25/31	205,056
250,000	2.000	01/15/32	214,154
154,000	3.350	02/22/32	141,202
760,000	4.200	03/01/33	718,202
302,000	5.250	03/02/33	302,800
288,000	6.400	02/01/39	301,647
151,000	3.150	02/21/40	114,584
650,000	5.600	03/02/43	625,138
100,000	3.375	02/21/50	67,340
1,040,000	4.663	06/15/51	843,626
353,000	3.000	01/15/52	216,767
190,000	5.650	03/02/53	176,332
280,000	4.400	02/22/62	207,299
945,000	5.750	03/02/63	879,175
Baxter International, Inc.
190,000	6.250	12/01/37	189,344
Becton Dickinson & Co.
734,000	3.794	05/20/50	510,252
Biogen, Inc.
256,000	5.200	09/15/45	228,875
435,000	3.150	05/01/50	272,156
Boston Scientific Corp.
150,000	7.375	01/15/40	173,979

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Bristol-Myers Squibb Co.
$160,000	1.125%	11/13/27	$153,981
500,000	4.125	06/15/39	432,377
140,000	3.550	03/15/42	107,708
300,000	5.500	02/22/44	287,011
200,000	4.625	05/15/44	171,387
700,000	5.000	08/15/45	621,927
100,000	4.550	02/20/48	82,502
280,000	4.250	10/26/49	218,780
200,000	2.550	11/13/50	112,454
397,000	6.250	11/15/53	408,901
691,000	5.550	02/22/54	642,218
150,000	3.900	03/15/62	102,624
Cardinal Health, Inc.
85,000	5.125	02/15/29	85,653
500,000	5.000	11/15/29	500,885
120,000	4.600	03/15/43	101,252
170,000	4.500	11/15/44	139,256
Centene Corp.
88,000	4.625	12/15/29	85,774
DENTSPLY SIRONA, Inc.
	(US 5 Year CMT T-Note +
4.379%)
248,000	8.375	09/12/55(a)	248,930
Elevance Health, Inc.
309,000	5.375	06/15/34	308,450
400,000	5.700	02/15/55	371,201
Eli Lilly & Co.
664,000	4.500	02/09/29	664,474
1,150,000	4.200	08/14/29	1,138,214
1,000,000	4.250	03/15/31	977,029
480,000	4.700	02/09/34	469,061
330,000	4.900	10/15/35	322,504
80,000	3.950	05/15/47	61,749
490,000	3.950	03/15/49	372,858
619,000	2.250	05/15/50	335,763
525,000	5.000	02/09/54	460,313
915,000	2.500	09/15/60	470,061
300,000	4.950	02/27/63	252,681
100,000	5.100	02/09/64	86,279
320,000	5.200	08/14/64	280,859
50,000	5.600	02/12/65	47,015
Gilead Sciences, Inc.
1,107,000	4.800	11/15/29	1,109,559
528,000	4.000	09/01/36	474,664
492,000	2.600	10/01/40	345,827
365,000	4.800	04/01/44	321,027
326,000	2.800	10/01/50	195,764
290,000	5.600	11/15/64	269,236
GlaxoSmithKline Capital, Inc.
362,000	3.875	05/15/28	358,349
150,000	5.375	04/15/34	151,855
548,000	6.375	05/15/38	583,603
Johnson & Johnson
460,000	0.950	09/01/27	444,659
45,000	4.850	03/01/32	45,334
536,000	3.550	03/01/36	475,076
254,000	3.625	03/03/37	222,136

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Johnson & Johnson – (continued)
$465,000	4.500%	09/01/40	$428,685
238,000	3.750	03/03/47	181,176
364,000	2.450	09/01/60	187,461
Johnson & Johnson
65,000	1.300	09/01/30	57,168
Kroger Co. (The)
452,000	8.000	09/15/29	492,174
170,000	5.000	09/15/34	164,231
370,000	3.875	10/15/46	271,431
100,000	4.650	01/15/48	81,344
500,000	3.950	01/15/50	362,643
280,000	5.650	09/15/64	251,292
Medtronic, Inc.
580,000	4.375	03/15/35	545,008
105,000	4.625	03/15/45	90,694
Merck & Co., Inc.
100,000	3.400	03/07/29	97,212
180,000	4.300	05/17/30	177,227
440,000	4.500	05/17/33	428,327
470,000	4.900	05/17/44	419,604
100,000	4.000	03/07/49	75,702
1,223,000	2.750	12/10/51	712,153
515,000	5.000	05/17/53	446,649
60,000	5.700	09/15/55	57,347
83,000	5.150	05/17/63	71,780
Mylan, Inc.
195,000	4.550	04/15/28	193,467
210,000	5.400	11/29/43	179,836
400,000	5.200	04/15/48	324,068
Novartis Capital Corp.
1,370,000	3.800	09/18/29	1,338,392
300,000	2.200	08/14/30	271,940
60,000	4.000	09/18/31	57,820
800,000	3.700	09/21/42	632,363
160,000	4.400	05/06/44	135,416
840,000	5.600	03/18/46	816,928
200,000	2.750	08/14/50	120,621
Pfizer Investment Enterprises Pte Ltd.
980,000	4.450	05/19/28	977,175
620,000	4.750	05/19/33	604,620
1,069,000	5.110	05/19/43	981,195
330,000	5.300	05/19/53	296,872
Pfizer, Inc.
330,000	3.600	09/15/28	324,855
1,300,000	3.450	03/15/29	1,265,968
200,000	1.700	05/28/30	178,468
830,000	4.000	12/15/36	744,151
380,000	4.100	09/15/38	333,498
678,000	3.900	03/15/39	573,946
750,000	4.400	05/15/44	630,894
160,000	4.125	12/15/46	125,977
300,000	2.700	05/28/50	176,551
100,000	5.700	11/15/65	93,172
Philip Morris International, Inc.
950,000	3.125	08/17/27	939,267
400,000	5.125	11/17/27	402,703
340,000	4.875	02/15/28	341,433

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Philip Morris International, Inc. – (continued)
$300,000	5.500%	09/07/30	$305,443
50,000	5.375	02/15/33	50,425
800,000	5.625	09/07/33	817,365
750,000	4.625	10/29/35	706,458
250,000	4.375	11/15/41	211,410
650,000	3.875	08/21/42	511,745
424,000	4.250	11/10/44	342,959
Regeneron Pharmaceuticals, Inc.
346,000	2.800	09/15/50	200,499
Revvity, Inc.
530,000	2.250	09/15/31	462,028
Royalty Pharma PLC
160,000	5.150	09/02/29	161,193
750,000	2.150	09/02/31	650,919
250,000	3.300	09/02/40	187,487
160,000	3.550	09/02/50	107,071
Sanofi SA
100,000	3.750	11/03/27	99,256
470,000	3.800	11/03/28	462,759
Stryker Corp.
100,000	4.700	02/10/28	100,161
490,000	4.625	03/15/46	415,745
Takeda U.S. Financing, Inc.
530,000	5.900	07/07/55	513,764
Thermo Fisher Scientific, Inc.
1,120,000	4.200	03/01/31	1,085,727
505,000	5.086	08/10/33	502,714
470,000	2.800	10/15/41	330,233
200,000	5.300	02/01/44	187,402
Viatris, Inc.
107,000	3.850	06/22/40	82,238
126,000	4.000	06/22/50	84,851
Wyeth LLC
339,000	6.500	02/01/34	364,326
Zimmer Biomet Holdings, Inc.
50,000	3.550	03/20/30	47,461
430,000	4.250	08/15/35	387,269
Zoetis, Inc.
94,000	3.000	09/12/27	92,501
100,000	3.900	08/20/28	98,561
265,000	4.700	02/01/43	229,140
100,000	4.450	08/20/48	80,544

			64,721,213

Consumer Products – 0.6%
Brunswick Corp.
135,000	4.400	09/15/32	126,322
Colgate-Palmolive Co.
150,000	4.600	03/01/33	149,639
Estee Lauder Cos., Inc. (The)
1,510,000	1.950	03/15/31	1,321,649
Haleon U.S. Capital LLC
300,000	3.375	03/24/29	290,034
Hasbro, Inc.
263,000	6.350	03/15/40	269,065
Kenvue, Inc.
210,000	5.050	03/22/28	211,327
670,000	4.900	03/22/33	660,402

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Products – (continued)
Kenvue, Inc. – (continued)
$380,000	5.050%	03/22/53	$330,856
Kimberly-Clark Corp.
100,000	3.950	11/01/28	98,788
226,000	3.700	06/01/43	172,638
390,000	3.900	05/04/47	297,926
Mattel, Inc.
162,000	6.200	10/01/40	160,063
Procter & Gamble Co. (The)
756,000	2.850	08/11/27	746,522
200,000	4.150	10/24/29	198,597
512,000	3.000	03/25/30	484,209
232,000	1.200	10/29/30	201,413
196,000	1.950	04/23/31	173,462
76,000	2.300	02/01/32	67,497
199,000	4.050	01/26/33	191,393

			6,151,802

Distributors – 0.1%
PACCAR Financial Corp.
1,100,000	4.250	06/23/27	1,099,943

Electric – 10.4%
AEP Texas, Inc.
310,000	5.450	05/15/29	314,839
150,000	4.700	05/15/32	146,020
480,000	5.400	06/01/33	479,079
722,000	5.700	05/15/34	727,787
140,000	3.450	05/15/51	90,563
AEP Texas, Inc., Series I
580,000	2.100	07/01/30	522,782
AEP Transmission Co. LLC
200,000	5.150	04/01/34	198,582
130,000	4.000	12/01/46	100,612
100,000	3.750	12/01/47	73,054
700,000	3.800	06/15/49	504,340
AEP Transmission Co. LLC, Series M
1,250,000	3.650	04/01/50	879,059
Alabama Power Co.
530,000	5.850	11/15/33	548,296
30,000	6.125	05/15/38	31,370
100,000	4.150	08/15/44	80,361
Alabama Power Co., Series B
250,000	3.700	12/01/47	181,146
Alliant Energy Corp.
	(US 5 Year CMT T-Note + 2.077%)
470,000	5.750	04/01/56(a)	463,538
Ameren Illinois Co.
170,000	3.700	12/01/47	123,669
400,000	5.900	12/01/52	394,565
American Electric Power Co., Inc.
100,000	5.200	01/15/29	101,007
100,000	5.625	03/01/33	102,163
	(US 5 Year CMT T-Note + 2.675%)
100,000	6.950	12/15/54(a)	105,847

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
American Electric Power Co., Inc., Series D
	(US 5 Year CMT T-Note + 1.940%)
$364,000	6.050%	03/15/56(a)	$356,469
Appalachian Power Co., Series Z
100,000	3.700	05/01/50	69,059
Arizona Public Service Co.
200,000	2.600	08/15/29	187,585
400,000	2.200	12/15/31	345,594
80,000	5.100	03/15/36	77,116
460,000	4.500	04/01/42	392,111
110,000	4.200	08/15/48	85,203
40,000	4.250	03/01/49	30,635
110,000	3.500	12/01/49	74,059
Atmos Energy Corp.
139,000	5.500	06/15/41	136,934
1,262,000	4.150	01/15/43	1,044,164
Avista Corp.
130,000	4.350	06/01/48	103,959
327,000	4.000	04/01/52	239,876
Berkshire Hathaway Energy Co.
370,000	3.800	07/15/48	266,813
300,000	4.450	01/15/49	238,991
600,000	4.250	10/15/50	454,557
Black Hills Corp.
700,000	2.500	06/15/30	638,624
161,000	6.000	01/15/35	164,281
CenterPoint Energy Houston Electric LLC
1,650,000	5.200	10/01/28	1,670,363
CenterPoint Energy Houston Electric LLC, Series AC
1,089,000	4.250	02/01/49	863,428
CenterPoint Energy Houston Electric LLC, Series AJ
100,000	4.850	10/01/52	85,483
CenterPoint Energy, Inc., Series A
	(US 5 Year CMT T-Note + 3.254%)
182,000	7.000	02/15/55(a)	188,142
CMS Energy Corp.
	(US 5 Year CMT T-Note + 1.961%)
452,000	6.500	06/01/55(a)	457,989
Commonwealth Edison Co.
285,000	4.900	02/01/33	281,389
100,000	5.900	03/15/36	103,442
100,000	4.600	08/15/43	85,944
150,000	4.700	01/15/44	129,928
Connecticut Light and Power Co. (The)
300,000	4.900	07/01/33	295,457
Connecticut Light and Power Co. (The), Series A
130,000	4.150	06/01/45	104,115
Consolidated Edison Co. of New York, Inc.
980,000	4.450	03/15/44	816,260
480,000	4.625	12/01/54	379,652
Consolidated Edison Co. of New York, Inc., Series 06-B
920,000	6.200	06/15/36	968,609
Consolidated Edison Co. of New York, Inc., Series 07-A
1,068,000	6.300	08/15/37	1,125,847

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Constellation Energy Generation LLC
$430,000	3.900%	01/08/28	$425,660
300,000	5.600	03/01/28	304,289
787,000	6.500	10/01/53	810,524
35,000	5.750	03/15/54	33,096
Consumers Energy Co.
210,000	3.250	08/15/46	145,965
Dayton Power & Light Co. (The)
290,000	4.550	08/15/30	283,459
Dominion Energy South Carolina, Inc.
280,000	5.100	06/01/65	239,163
Dominion Energy, Inc.
300,000	5.375	11/15/32	301,604
	(US 5 Year CMT T-Note + 2.262%)
1,220,000	6.000	02/15/56(a)	1,218,475
Dominion Energy, Inc., Series A
	(US 5 Year CMT T-Note + 2.386%)
361,000	6.875	02/01/55(a)	370,450
Dominion Energy, Inc., Series B
330,000	3.300	04/15/41	243,516
Dominion Energy, Inc., Series C
317,000	3.375	04/01/30	299,934
DTE Electric Co.
300,000	4.300	07/01/44	246,544
150,000	5.850	05/15/55	145,111
DTE Electric Co., Series B
230,000	3.650	03/01/52	160,502
DTE Electric Co., Series C
1,420,000	2.625	03/01/31	1,289,699
DTE Energy Co.
190,000	4.875	06/01/28	190,525
Duke Energy Carolinas LLC
280,000	2.550	04/15/31	252,435
830,000	4.950	01/15/33	821,146
740,000	5.300	02/15/40	713,577
150,000	4.000	09/30/42	120,897
150,000	3.750	06/01/45	112,266
200,000	3.875	03/15/46	151,068
345,000	3.200	08/15/49	225,044
Duke Energy Corp.
500,000	3.150	08/15/27	493,803
158,000	2.450	06/01/30	144,154
100,000	2.550	06/15/31	89,432
104,000	4.500	08/15/32	100,377
461,000	4.950	09/15/35	440,313
604,000	3.750	09/01/46	434,496
350,000	3.500	06/15/51	228,740
100,000	6.100	09/15/53	97,381
250,000	5.800	06/15/54	233,585
20,000	5.700	09/15/55	18,427
	(US 5 Year CMT T-Note + 2.588%)
117,000	6.450	09/01/54(a)	120,184
Duke Energy Florida LLC
100,000	6.350	09/15/37	106,329
310,000	6.400	06/15/38	329,285

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Duke Energy Florida LLC – (continued)
$600,000	3.000%	12/15/51	$368,210
160,000	5.950	11/15/52	157,220
Duke Energy Indiana LLC
100,000	5.250	03/01/34	99,725
100,000	5.400	04/01/53	90,566
150,000	5.900	05/15/55	146,281
Duke Energy Indiana LLC, Series DDDD
1,218,000	4.950	03/15/36	1,169,418
Duke Energy Indiana LLC, Series UUU
220,000	4.200	03/15/42	180,878
Duke Energy Progress LLC
500,000	6.300	04/01/38	529,027
Eastern Gas Transmission & Storage, Inc.
500,000	3.000	11/15/29	472,605
Edison International
1,344,000	5.250	11/15/28	1,335,135
1,131,000	5.450	06/15/29	1,138,163
610,000	6.950	11/15/29	633,118
Entergy Arkansas LLC
590,000	4.950	01/15/36	566,294
Entergy Corp.
	(US 5 Year CMT T-Note + 2.670%)

320,000	7.125	12/01/54(a)	332,000
	(US 5 Year CMT T-Note + 1.878%)

190,000	6.500	12/15/56(a)	190,713
Entergy Louisiana LLC
832,000	4.000	03/15/33	775,636
878,000	5.150	09/15/34	864,420
672,000	4.200	09/01/48	517,674
Entergy Mississippi LLC
230,000	5.800	04/15/55	219,415
Evergy Metro, Inc.
1,460,000	5.125	08/15/35	1,422,077
Eversource Energy
840,000	5.125	05/15/33	823,782
886,000	5.950	07/15/34	911,364
Eversource Energy, Series A
	(US 5 Year CMT T-Note + 2.521%)

110,000	6.100	08/15/56(a)	109,588
Exelon Corp.
400,000	5.150	03/15/29	403,644
1,995,000	4.050	04/15/30	1,930,467
1,500,000	5.300	03/15/33	1,492,807
540,000	4.700	04/15/50	435,502
FirstEnergy Corp., Series B
398,000	2.250	09/01/30	356,424
FirstEnergy Transmission LLC
100,000	4.550	01/15/30	98,751
Florida Power & Light Co.
150,000	5.150	06/15/29	151,813
500,000	5.625	04/01/34	510,675
395,000	5.300	06/15/34	396,519
300,000	4.950	06/01/35	291,831
500,000	5.960	04/01/39	513,793

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Florida Power & Light Co. – (continued)
$670,000	5.690%	03/01/40	$670,307
748,000	5.250	02/01/41	708,901
490,000	3.800	12/15/42	384,073
50,000	3.950	03/01/48	37,748
50,000	4.125	06/01/48	38,298
610,000	2.875	12/04/51	365,154
65,000	5.300	04/01/53	58,184
60,000	5.700	03/15/55	57,216
200,000	5.800	03/15/65	189,628
420,000	5.600	02/15/66	384,537
Georgia Power Co.
160,000	4.000	10/01/28	158,264
892,000	4.950	05/17/33	881,692
400,000	4.300	03/15/43	332,909
100,000	5.125	05/15/52	87,833
Georgia Power Co., Series A
796,000	3.250	03/15/51	513,488
Idaho Power Co.
100,000	4.850	03/01/36	95,235
Interstate Power and Light Co.
100,000	4.950	09/30/34	96,469
400,000	5.600	06/29/35	403,013
ITC Holdings Corp.
235,000	5.300	07/01/43	215,166
Kentucky Utilities Co.
75,000	3.300	06/01/50	49,165
500,000	5.850	08/15/55	480,275
Louisville Gas and Electric Co.
590,000	5.125	11/15/40	550,155
260,000	5.850	08/15/55	250,423
National Rural Utilities Cooperative Finance Corp.
50,000	4.300	12/10/30	48,647
330,000	1.350	03/15/31	282,217
100,000	4.023	11/01/32	93,973
600,000	5.000	08/15/34	584,875
National Rural Utilities Cooperative Finance Corp., MTN
285,000	1.650	06/15/31	244,680
561,000	8.000	03/01/32	634,724
Nevada Power Co., Series N
400,000	6.650	04/01/36	429,848
NextEra Energy Capital Holdings, Inc.
10,000	2.250	06/01/30	9,079
826,000	5.250	03/15/34	814,695
	(US 5 Year CMT T-Note + 1.979%)
817,000	6.500	08/15/55(a)	822,654
NiSource, Inc.
420,000	5.250	03/30/28	423,919
100,000	2.950	09/01/29	94,733
300,000	1.700	02/15/31	260,166
220,000	5.250	02/15/43	201,802
190,000	5.650	02/01/45	178,421
250,000	3.950	03/30/48	183,984
250,000	5.000	06/15/52	212,104
	(US 5 Year CMT T-Note + 2.451%)
381,000	6.950	11/30/54(a)	393,859

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
	(US 5 Year CMT T-Note + 2.527%)
$120,000	6.375%	03/31/55(a)	$121,565
Northern States Power Co.
100,000	2.250	04/01/31	89,287
630,000	6.250	06/01/36	667,574
120,000	3.400	08/15/42	90,226
997,000	3.600	09/15/47	720,563
150,000	5.100	05/15/53	131,179
NSTAR Electric Co.
190,000	5.500	03/15/40	186,427
Oglethorpe Power Corp.
140,000	5.375	11/01/40	134,021
155,000	5.250	09/01/50	135,925
221,000	6.200	12/01/53	220,606
Oklahoma Gas and Electric Co.
100,000	4.000	12/15/44	76,487
160,000	3.850	08/15/47	119,243
150,000	5.800	04/01/55	144,470
Oncor Electric Delivery Co. LLC
1,140,000	4.150	06/01/32	1,087,363
130,000	7.500	09/01/38	151,480
540,000	4.950	09/15/52	457,888
200,000	5.350	10/01/52	181,421
390,000	5.550	06/15/54	359,038
ONE Gas, Inc.
24,000	2.000	05/15/30	21,673
472,000	4.658	02/01/44	407,905
Pacific Gas and Electric Co.
160,000	2.100	08/01/27	156,249
482,000	6.100	01/15/29	493,002
300,000	4.200	03/01/29	294,622
172,000	4.550	07/01/30	167,522
1,334,000	2.500	02/01/31	1,188,086
386,000	3.250	06/01/31	353,286
326,000	6.150	01/15/33	335,800
170,000	5.700	03/01/35	168,478
263,000	3.300	08/01/40	191,459
200,000	4.450	04/15/42	160,886
100,000	3.950	12/01/47	69,660
1,000	4.950	07/01/50	806
200,000	3.500	08/01/50	127,282
310,000	6.750	01/15/53	310,627
165,000	6.700	04/01/53	164,324
1,127,000	5.900	10/01/54	1,013,130
110,000	6.000	05/01/56	101,124
PacifiCorp
1,070,000	4.650	04/15/29	1,063,306
460,000	7.700	11/15/31	509,517
200,000	5.450	04/15/33	199,282
1,042,000	5.450	02/15/34	1,032,246
260,000	2.900	06/15/52	146,955
370,000	5.350	12/01/53	316,215
698,000	5.500	05/15/54	610,177
	(US 5 Year CMT T-Note + 3.319%)
100,000	7.375	09/15/55(a)	100,690

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
PECO Energy Co.
$325,000	4.875%	09/15/35	$314,726
356,000	5.950	10/01/36	370,183
203,000	3.000	09/15/49	127,823
880,000	3.050	03/15/51	548,543
Piedmont Natural Gas Co., Inc.
384,000	4.100	09/18/34	351,278
PPL Electric Utilities Corp.
200,000	4.850	02/15/34	194,777
Public Service Co. of Colorado
302,000	1.875	06/15/31	261,083
500,000	5.050	06/15/36	480,163
100,000	3.600	09/15/42	76,272
100,000	3.950	03/15/43	77,760
120,000	4.050	09/15/49	90,227
260,000	5.750	05/15/54	247,120
Public Service Co. of Colorado, Series 39
290,000	4.500	06/01/52	229,071
Public Service Co. of New Hampshire, Series V
250,000	2.200	06/15/31	220,685
Public Service Co. of Oklahoma
754,000	5.200	01/15/35	733,153
Public Service Electric and Gas Co.
885,000	4.850	08/01/34	861,226
Public Service Electric and Gas Co., MTN
120,000	2.450	01/15/30	111,295
330,000	1.900	08/15/31	286,078
150,000	5.200	03/01/34	149,817
360,000	5.375	11/01/39	349,855
100,000	5.500	03/01/40	98,218
Public Service Electric and Gas Co., Series I
591,000	4.000	06/01/44	459,576
Public Service Enterprise Group, Inc.
350,000	5.850	11/15/27	355,271
Puget Sound Energy, Inc.
279,000	5.330	06/15/34	281,046
158,000	6.274	03/15/37	168,201
322,000	5.795	03/15/40	321,216
425,000	5.638	04/15/41	417,794
San Diego Gas & Electric Co.
984,000	3.950	11/15/41	794,861
100,000	5.350	04/01/53	88,426
San Diego Gas & Electric Co., Series VVV
300,000	1.700	10/01/30	263,771
San Diego Gas & Electric Co., Series XXX
530,000	3.000	03/15/32	472,853
Sempra
66,000	3.250	06/15/27	65,326
226,000	3.400	02/01/28	222,145
402,000	6.000	10/15/39	402,083
240,000	4.000	02/01/48	175,307
	(US 5 Year CMT T-Note + 2.789%)
695,000	6.875	10/01/54(a)	712,090
Southern California Edison Co.
92,000	5.850	11/01/27	93,350
171,000	5.150	06/01/29	171,310
49,000	5.950	11/01/32	50,448

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Southern California Edison Co. – (continued)
$620,000	5.200%	06/01/34	$605,240
671,000	5.450	03/01/35	654,707
250,000	4.650	10/01/43	204,345
317,000	4.000	04/01/47	227,032
200,000	5.700	03/01/53	179,149
Southern California Edison Co., Series 20A
275,000	2.950	02/01/51	160,392
Southern California Edison Co., Series A
300,000	4.200	03/01/29	293,920
Southern California Edison Co., Series C
200,000	4.125	03/01/48	146,282
Southern California Gas Co.
250,000	5.050	09/01/34	244,845
470,000	5.600	04/01/54	431,378
Southern California Gas Co., Series UU
100,000	4.125	06/01/48	76,257
Southern Co. (The)
1,152,000	5.700	03/15/34	1,167,763
830,000	4.400	07/01/46	668,698
	(US 5 Year CMT T-Note + 1.993%)
170,000	6.000	04/01/58(a)	168,563
Southern Co. (The), Series 2025
	(US 5 Year CMT T-Note + 2.069%)
170,000	6.375	03/15/55(a)	172,846
Southern Power Co.
180,000	5.250	07/15/43	163,971
Southwest Gas Corp.
560,000	3.700	04/01/28	551,953
Southwestern Public Service Co.
250,000	4.500	08/15/41	216,218
System Energy Resources, Inc.
602,000	5.300	12/15/34	589,883
Tampa Electric Co.
175,000	2.400	03/15/31	156,450
120,000	5.150	03/01/35	118,016
310,000	6.150	05/15/37	325,318
150,000	5.000	07/15/52	130,183
Toledo Edison Co. (The)
779,000	6.150	05/15/37	822,851
Tucson Electric Power Co.
250,000	1.500	08/01/30	219,615
Union Electric Co.
250,000	5.250	04/15/35	247,582
780,000	4.800	03/15/36	743,633
840,000	5.300	08/01/37	829,797
100,000	5.450	03/15/53	92,209
Virginia Electric and Power Co.
100,000	5.000	04/01/33	98,711
250,000	5.150	03/15/35	243,400
240,000	4.000	01/15/43	190,889
160,000	4.600	12/01/48	131,276
774,000	2.450	12/15/50	420,231
1,135,000	2.950	11/15/51	677,465
Virginia Electric and Power Co., Series B
270,000	3.800	09/15/47	196,204

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Virginia Electric and Power Co., Series C
$660,000	4.625%	05/15/52	$530,591
Virginia Electric and Power Co., Series D
30,000	5.600	09/15/55	27,767
WEC Energy Group, Inc.
100,000	1.800	10/15/30	88,582
	(US 5 Year CMT T-Note + 1.905%)
200,000	5.625	05/15/56(a)	198,200
Wisconsin Power and Light Co.
214,000	3.950	09/01/32	201,212
204,000	5.375	03/30/34	203,758
Wisconsin Public Service Corp.
640,000	4.752	11/01/44	554,020
100,000	2.850	12/01/51	59,817
Xcel Energy, Inc.
100,000	5.450	08/15/33	100,085
872,000	5.500	03/15/34	868,336
100,000	5.600	04/15/35	99,657
	(US 5 Year CMT T-Note + 2.168%)
200,000	5.750	12/03/56(a)	195,450

			105,298,506

Electrical – 0.1%
Emerson Electric Co.
250,000	1.950	10/15/30	222,765
514,000	6.000	08/15/32	537,302
Hubbell, Inc.
100,000	4.900	06/15/33	97,429
Vertiv Holdings Co.
180,000	5.950	03/15/66	166,981

			1,024,477

Energy – 5.6%
APA Corp.
300,000	6.750	02/15/55	307,963
Baker Hughes Holdings LLC
940,000	5.125	09/15/40	873,853
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
354,000	3.337	12/15/27	348,921
140,000	4.650	06/15/33	134,911
620,000	4.080	12/15/47	475,931
Boardwalk Pipelines LP
400,000	4.450	07/15/27	399,712
277,000	4.800	05/03/29	276,417
100,000	3.400	02/15/31	92,709
100,000	5.375	02/15/36	97,445
BP Capital Markets America, Inc.
272,000	3.937	09/21/28	268,201
489,000	4.234	11/06/28	484,639
92,000	4.812	02/13/33	90,050
301,000	4.989	04/10/34	296,205
522,000	5.227	11/17/34	519,616
330,000	3.060	06/17/41	241,353
111,000	3.000	02/24/50	69,629
92,000	2.772	11/10/50	54,487
315,000	2.939	06/04/51	191,481
587,000	3.001	03/17/52	359,887

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
BP Capital Markets America, Inc. – (continued)
$333,000	3.379%	02/08/61	$207,360
BP Capital Markets PLC
100,000	3.723	11/28/28	97,978
(US 5 Year CMT T-Note + 4.398%)
200,000	4.875	12/22/74(a)	195,950
(US 5 Year CMT T-Note + 2.153%)
300,000	6.450	09/01/75(a)	309,750
Cheniere Corpus Christi Holdings LLC
100,000	3.700	11/15/29	96,553
Cheniere Energy Partners LP
224,000	5.950	06/30/33	230,496
590,000	5.750	08/15/34	597,471
100,000	5.350	11/30/36(b)	97,649
Cheniere Energy, Inc.
685,000	4.625	10/15/28	682,059
Chevron USA, Inc.
1,160,000	4.475	02/26/28	1,160,818
990,000	4.819	04/15/32	987,851
55,000	4.500	10/15/32	53,816
52,000	6.000	03/01/41	55,847
838,000	2.343	08/12/50	460,282
ConocoPhillips
510,000	5.900	05/15/38	529,838
238,000	6.500	02/01/39	257,593
ConocoPhillips Co.
430,000	5.300	05/15/53	383,879
908,000	5.550	03/15/54	844,172
130,000	4.025	03/15/62	90,507
Continental Resources, Inc.
840,000	4.375	01/15/28	832,386
Devon Energy Corp.
220,000	7.875	09/30/31	249,150
102,000	5.600	03/15/34(b)	102,923
250,000	4.750	05/15/42	217,926
293,000	5.000	06/15/45	257,152
100,000	5.900	02/15/55(b)	95,715
Diamondback Energy, Inc.
100,000	6.250	03/15/33	105,243
290,000	6.250	03/15/53	293,660
185,000	5.750	04/18/54	175,472
250,000	5.900	04/18/64	238,642
Enbridge Energy Partners LP, Series B
176,000	7.500	04/15/38	199,145
Energy Transfer LP
66,000	4.000	10/01/27	65,583
230,000	4.950	06/15/28	230,729
551,000	5.250	04/15/29	556,613
545,000	3.750	05/15/30	520,328
374,000	6.400	12/01/30	392,210
530,000	5.600	09/01/34	529,545
570,000	6.500	02/01/42	587,387
100,000	5.950	10/01/43	95,850
511,000	5.350	05/15/45	450,397
159,000	5.300	04/15/47	138,589
521,000	5.400	10/01/47	456,929

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Energy Transfer LP – (continued)
$259,000	6.000%	06/15/48	$243,356
362,000	6.250	04/15/49	350,394
431,000	5.000	05/15/50	353,269
430,000	5.950	05/15/54	400,124
200,000	6.300	01/15/56	195,459
(US 5 Year CMT T-Note + 4.020%)
200,000	8.000	05/15/54(a)	209,675
(US 5 Year CMT T-Note + 2.676%)
400,000	6.500	02/15/56(a)	404,000
Enterprise Products Operating LLC
326,000	3.125	07/31/29	311,889
150,000	2.800	01/31/30	140,346
207,000	4.850	08/15/42	185,942
196,000	4.450	02/15/43	166,474
135,000	4.900	05/15/46	116,903
244,000	4.800	02/01/49	205,872
498,000	4.200	01/31/50	382,873
1,515,000	3.950	01/31/60	1,063,460
Enterprise Products Operating LLC, Series E
(TSFR3M + 3.295%)
81,000	5.250	08/16/77(a)	80,572
Enterprise Products Operating LLC, Series J
371,000	5.750	03/01/35	378,328
EOG Resources, Inc.
136,000	4.375	04/15/30	133,797
75,000	5.000	07/15/32	74,514
776,000	4.950	04/15/50	671,529
EQT Corp.
950,000	5.700	04/01/28	962,555
Expand Energy Corp.
614,000	5.375	03/15/30	617,031
Exxon Mobil Corp.
378,000	3.482	03/19/30	363,550
249,000	2.610	10/15/30	229,508
200,000	4.227	03/19/40	175,765
341,000	3.567	03/06/45	253,640
450,000	4.114	03/01/46	360,079
636,000	4.327	03/19/50	508,135
460,000	3.452	04/15/51	316,112
Halliburton Co.
194,000	4.850	11/15/35	184,472
700,000	4.500	11/15/41	596,870
Helmerich & Payne, Inc.
57,000	2.900	09/29/31	50,703
Hercules Capital, Inc.
100,000	6.000	06/16/30	98,952
Hess Corp.
148,000	6.000	01/15/40	152,691
HF Sinclair Corp.
174,000	6.250	01/15/35	178,223
Kinder Morgan Energy Partners LP
35,000	7.500	11/15/40	39,813
661,000	5.500	03/01/44	610,320
Kinder Morgan Energy Partners LP, MTN
783,000	6.950	01/15/38	855,739

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Kinder Morgan, Inc.
$306,000	5.550%	06/01/45	$284,551
142,000	5.050	02/15/46	123,868
380,000	5.200	03/01/48	331,575
170,000	3.600	02/15/51	114,521
Kinder Morgan, Inc., GMTN
420,000	7.750	01/15/32	471,535
Marathon Petroleum Corp.
450,000	6.500	03/01/41	468,568
152,000	5.850	12/15/45	143,486
20,000	5.000	09/15/54	16,612
MPLX LP
160,000	4.000	03/15/28	158,269
100,000	4.800	02/15/29	99,909
100,000	5.000	03/01/33	98,109
598,000	5.300	04/01/36	577,685
235,000	5.200	03/01/47	204,305
320,000	4.700	04/15/48	258,763
295,000	5.500	02/15/49	262,297
684,000	4.950	03/14/52	556,830
100,000	5.650	03/01/53	90,316
100,000	5.950	04/01/55	94,088
Occidental Petroleum Corp.
158,000	5.375	01/01/32	159,862
705,000	5.550	10/01/34	712,812
100,000	6.450	09/15/36	105,554
190,000	6.200	03/15/40	194,629
50,000	4.100	02/15/47	36,970
290,000	4.200	03/15/48	228,187
ONEOK, Inc.
200,000	4.250	09/24/27	199,357
180,000	4.550	07/15/28	179,397
182,000	3.100	03/15/30	170,836
92,000	6.100	11/15/32	95,240
180,000	5.600	04/01/44	164,532
165,000	5.050	04/01/45	140,902
540,000	5.450	06/01/47	486,506
270,000	4.850	02/01/49	225,234
150,000	4.450	09/01/49	117,566
100,000	4.500	03/15/50	78,447
200,000	7.150	01/15/51	215,452
928,000	6.625	09/01/53	949,398
200,000	5.850	11/01/64	181,720
Ovintiv, Inc.
233,000	8.125	09/15/30	256,853
165,000	6.500	02/01/38	172,324
Patterson-UTI Energy, Inc.
200,000	6.050	05/15/36	198,193
Phillips 66
310,000	3.900	03/15/28	307,485
20,000	2.150	12/15/30	17,954
580,000	5.875	05/01/42	580,410
634,000	4.875	11/15/44	552,989
Phillips 66 Co.
260,000	4.950	12/01/27	261,063

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Phillips 66 Co., Series A
	(US 5 Year CMT T-Note + 2.283%)
$400,000	5.875%	03/15/56(a)	$398,519
Pioneer Natural Resources Co.
200,000	2.150	01/15/31	178,314
Plains All American Pipeline LP / PAA Finance Corp.
760,000	5.600	01/15/36	750,981
130,000	5.150	06/01/42	116,318
78,000	4.700	06/15/44	65,302
Sabine Pass Liquefaction LLC
721,193	5.900	09/15/37	742,254
Shell Finance U.S., Inc.
100,000	2.375	11/07/29	93,261
100,000	4.125	05/11/35	92,790
556,000	6.375	12/15/38	595,613
350,000	5.500	03/25/40	345,105
320,000	4.375	05/11/45	263,258
428,000	4.000	05/10/46	331,951
440,000	3.750	09/12/46	328,753
200,000	3.250	04/06/50	132,895
Shell International Finance BV
600,000	2.375	11/07/29	559,631
216,000	2.750	04/06/30	202,198
300,000	3.625	08/21/42	232,201
Spectra Energy Partners LP
105,000	5.950	09/25/43	103,775
309,000	4.500	03/15/45	251,216
Targa Resources Corp.
200,000	4.950	04/15/52	164,049
300,000	6.250	07/01/52	294,184
520,000	6.500	02/15/53	525,861
40,000	6.125	05/15/55	38,467
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
59,000	5.500	03/01/30	59,446
367,000	4.875	02/01/31	361,872
939,000	4.000	01/15/32	884,289
Transcontinental Gas Pipe Line Co. LLC
290,000	3.950	05/15/50	213,168
Valero Energy Corp.
460,000	6.625	06/15/37	497,481
92,000	3.650	12/01/51	62,230
Western Midstream Operating LP
417,000	4.050	02/01/30	402,704
250,000	5.450	04/01/44	221,410
70,000	5.300	03/01/48	59,682
239,000	5.250	02/01/50	202,131
Williams Cos., Inc. (The)
518,000	3.750	06/15/27	515,187
384,000	3.500	11/15/30	359,960
380,000	2.600	03/15/31	340,916
272,000	7.750	06/15/31	301,019
10,000	4.650	08/15/32	9,676
422,000	6.300	04/15/40	432,439
270,000	5.100	09/15/45	238,526
640,000	4.850	03/01/48	538,670
320,000	5.300	08/15/52	279,254

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Williams Cos., Inc. (The) – (continued)
$169,000	5.800%	11/15/54	$159,153

			56,629,055

Financial Company – 1.9%
Ally Financial, Inc.
186,000	7.100	11/15/27	190,857
1,016,000	2.200	11/02/28	960,109
393,000	8.000	11/01/31	431,731
Apollo Debt Solutions BDC
200,000	5.200	12/08/28(b)	196,991
590,000	6.700	07/29/31	596,788
Apollo Global Management, Inc.
20,000	6.375	11/15/33	20,975
310,000	5.700	03/30/36	305,515
	(US 5 Year CMT T-Note + 2.168%)
209,000	6.000	12/15/54(a)	200,847
Ares Capital Corp.
600,000	2.875	06/15/28	576,061
540,000	5.550	01/15/30	534,093
230,000	5.500	09/01/30	226,286
190,000	5.100	01/15/31	183,135
Ares Management Corp.
90,000	5.600	10/11/54	78,959
Ares Strategic Income Fund
1,510,000	5.700	03/15/28	1,511,732
310,000	5.450	09/09/28	308,806
BGC Group, Inc.
450,000	8.000	05/25/28	467,952
Blackstone Private Credit Fund
960,000	6.250	01/25/31	956,053
Blackstone Secured Lending Fund
1,000,000	5.350	04/13/28	997,228
Blue Owl Capital Corp.
400,000	2.875	06/11/28	378,224
Blue Owl Credit Income Corp.
150,000	7.750	09/16/27	153,372
1,150,000	7.950	06/13/28	1,184,845
370,000	5.800	03/15/30	360,805
Blue Owl Finance LLC
260,000	3.125	06/10/31	228,545
591,000	4.375	02/15/32	539,980
Blue Owl Technology Finance Corp.
310,000	6.125	01/23/31	299,794
Carlyle Secured Lending, Inc.
100,000	5.750	02/15/31	95,633
Franklin BSP Capital Corp.
250,000	7.200	06/15/29	255,270
300,000	6.000	10/02/30	292,981
GATX Corp.
410,000	4.700	04/01/29	407,048
373,000	1.900	06/01/31	321,341
413,000	4.900	03/15/33	402,393
Golub Capital BDC, Inc.
150,000	7.050	12/05/28	153,694
Golub Capital Private Credit Fund
150,000	5.450	08/15/28	148,822
650,000	5.800	09/12/29	643,940

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Financial Company – (continued)
Golub Capital Private Credit Fund – (continued)
$250,000	5.875%	05/01/30	$245,022
HPS Corporate Lending Fund
150,000	5.450	11/15/30	145,192
300,000	5.950	04/14/32	292,072
LPL Holdings, Inc.
270,000	5.650	03/15/35	263,628
Morgan Stanley
	(SOFR + 2.050%)
704,000	6.627	11/01/34(a)	748,385
Morgan Stanley Direct Lending Fund
720,000	6.000	05/19/30	707,471
Oaktree Specialty Lending Corp.
130,000	6.340	02/27/30	128,463
Oaktree Strategic Credit Fund
250,000	6.190	07/15/30	248,459
Sixth Street Specialty Lending, Inc.
300,000	5.625	08/15/30	295,003
Sumisho Air Lease Corp.
354,000	3.125	12/01/30	325,196
280,000	5.500	03/24/36(b)	273,161
Sumisho Air Lease Corp., MTN
400,000	2.875	01/15/32	354,304

			18,637,161

Food and Beverage – 2.0%
Brown-Forman Corp.
300,000	4.750	04/15/33	290,610
120,000	4.000	04/15/38	105,225
Campbell’s Co. (The)
360,000	5.400	03/21/34	348,196
Coca-Cola Co. (The)
126,000	1.450	06/01/27	123,479
132,000	1.000	03/15/28	125,397
94,000	2.125	09/06/29	87,612
656,000	3.450	03/25/30	631,781
143,000	1.650	06/01/30	128,142
439,000	2.000	03/05/31	391,326
114,000	1.375	03/15/31	98,667
428,000	4.650	08/14/34	421,583
132,000	2.500	06/01/40	94,064
101,000	2.875	05/05/41	74,012
292,000	2.600	06/01/50	171,470
229,000	2.500	03/15/51	129,649
852,000	2.750	06/01/60	464,878
Conagra Brands, Inc.
200,000	1.375	11/01/27	192,232
357,000	5.300	11/01/38	328,579
100,000	5.400	11/01/48	84,914
Constellation Brands, Inc.
100,000	4.800	01/15/29	99,880
384,000	3.150	08/01/29	365,331
60,000	2.875	05/01/30	55,700
300,000	4.500	05/09/47	241,214
80,000	5.250	11/15/48	70,910
Flowers Foods, Inc.
150,000	6.200	03/15/55	119,648
General Mills, Inc.
20,000	4.550	04/17/38	17,884

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Food and Beverage – (continued)
General Mills, Inc. – (continued)
$200,000	5.400%	06/15/40	$190,467
230,000	4.700	04/17/48	189,621
Hershey Co. (The)
150,000	2.450	11/15/29	139,521
250,000	4.750	02/24/30	249,917
500,000	1.700	06/01/30	446,049
Hormel Foods Corp.
152,000	3.050	06/03/51	95,012
Ingredion, Inc.
140,000	2.900	06/01/30	130,085
J M Smucker Co. (The)
150,000	6.500	11/15/43	157,515
56,000	6.500	11/15/53	59,005
JBS NV/JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings
160,000	5.500	01/15/36	156,052
300,000	6.250	03/01/56	282,991
Kellanova, Series B
919,000	7.450	04/01/31	1,008,034
Keurig Dr Pepper, Inc.
124,000	3.430	06/15/27	122,895
1,350,000	3.950	04/15/29	1,315,912
842,000	3.200	05/01/30	786,964
142,000	4.500	04/15/52	109,735
Kraft Heinz Foods Co.
29,000	3.875	05/15/27	28,902
100,000	6.750	03/15/32	107,063
403,000	5.000	06/04/42	353,990
1,101,000	5.200	07/15/45	954,625
121,000	4.375	06/01/46	94,169
2,000	4.875	10/01/49	1,633
Maple Parent Holdings Corp.
100,000	6.625	03/26/56(b)	100,317
McCormick & Co., Inc.
440,000	4.700	10/15/34	418,045
Molson Coors Beverage Co.
470,000	5.500	07/08/36	460,179
190,000	5.000	05/01/42	167,348
456,000	4.200	07/15/46	348,837
Mondelez International, Inc.
435,000	2.750	04/13/30	403,177
PepsiCo, Inc.
218,000	3.000	10/15/27	214,895
360,000	4.450	02/07/28	359,992
96,000	2.625	07/29/29	90,968
210,000	2.750	03/19/30	196,591
300,000	1.625	05/01/30	268,795
100,000	1.400	02/25/31	86,331
400,000	1.950	10/21/31	348,007
650,000	4.650	07/23/32	644,088
262,000	2.625	10/21/41	180,956
100,000	4.000	03/05/42	82,073
301,000	4.450	04/14/46	252,318
252,000	3.450	10/06/46	180,533
963,000	2.875	10/15/49	598,606
130,000	3.625	03/19/50	92,455
110,000	4.650	02/15/53	92,372

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Food and Beverage – (continued)
Pilgrim’s Pride Corp.
$40,000	3.500%	03/01/32	$ 36,215
Sysco Corp.
547,000	3.250	07/15/27	541,902
251,000	5.950	04/01/30	257,062
635,000	6.600	04/01/50	648,020
Tyson Foods, Inc.
670,000	5.700	03/15/34	679,333
160,000	4.550	06/02/47	130,720

			20,122,675

Hardware – 0.1%
Advanced Micro Devices, Inc.
740,000	4.319	03/24/28	738,796
CDW LLC / CDW Finance Corp.
230,000	3.569	12/01/31	207,762

			946,558

Healthcare – 2.8%
Aetna, Inc.
240,000	3.875	08/15/47	171,866
Augusta SpinCo Corp.
230,000	5.245	03/23/36	223,988
Cencora, Inc.
100,000	3.950	02/13/29	97,969
330,000	2.800	05/15/30	305,381
1,630,000	2.700	03/15/31	1,471,146
Cigna Group (The)
1,210,000	4.375	10/15/28	1,201,964
220,000	2.375	03/15/31	196,261
750,000	4.800	07/15/46	634,105
466,000	4.900	12/15/48	393,571
266,000	3.400	03/15/50	175,570
485,000	3.400	03/15/51	317,050
600,000	5.600	02/15/54	553,312
CVS Health Corp.
180,000	5.000	01/30/29	180,983
1,500,000	3.750	04/01/30	1,438,138
1,600,000	1.875	02/28/31	1,390,627
100,000	2.125	09/15/31	86,433
531,000	5.700	06/01/34	535,905
780,000	4.780	03/25/38	710,093
140,000	6.000	06/01/44	136,062
100,000	5.050	03/25/48	84,332
100,000	4.250	04/01/50	74,571
210,000	5.625	02/21/53	189,298
1,280,000	6.050	06/01/54	1,226,384
680,000	6.200	09/15/55	659,269
111,000	6.000	06/01/63	103,451
Danaher Corp.
340,000	2.800	12/10/51	200,863
DH Europe Finance II Sarl
70,000	3.400	11/15/49	47,676
Elevance Health, Inc.
358,000	3.650	12/01/27	354,135
314,000	4.101	03/01/28	311,429
134,000	2.875	09/15/29	126,569
258,000	4.625	05/15/42	220,517
315,000	4.650	01/15/43	268,504

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare – (continued)
Elevance Health, Inc. – (continued)
$169,000	5.100%	01/15/44	$150,619
648,000	4.650	08/15/44	541,535
200,000	4.375	12/01/47	156,562
418,000	4.550	03/01/48	337,451
180,000	3.700	09/15/49	124,815
94,000	3.125	05/15/50	58,226
GE HealthCare Technologies, Inc.
937,000	5.905	11/22/32	969,529
HCA, Inc.
380,000	5.200	06/01/28	382,739
400,000	5.625	09/01/28	405,553
476,000	5.875	02/01/29	485,009
404,000	4.125	06/15/29	396,526
350,000	3.500	09/01/30	329,788
449,000	5.500	03/01/32	452,292
315,000	5.500	06/15/47	282,815
2,000	5.250	06/15/49	1,720
220,000	3.500	07/15/51	141,096
749,000	4.625	03/15/52	579,517
151,000	6.000	04/01/54	142,640
510,000	5.950	09/15/54	478,190
120,000	6.200	03/01/55	115,961
560,000	5.700	11/15/55	508,012
120,000	6.100	04/01/64	113,643
Humana, Inc.
612,000	5.950	03/15/34	621,942
160,000	4.950	10/01/44	134,056
370,000	5.500	03/15/53	321,704
100,000	5.750	04/15/54	89,350
Illumina, Inc.
150,000	2.550	03/23/31	134,158
McKesson Corp.
110,000	4.950	05/30/32	109,190
Quest Diagnostics, Inc.
90,000	2.950	06/30/30	83,747
Solventum Corp.
260,000	5.900	04/30/54	245,049
UnitedHealth Group, Inc.
250,000	5.800	03/15/36	256,577
266,000	3.500	08/15/39	212,511
1,064,000	5.500	07/15/44	1,008,337
250,000	4.250	04/15/47	197,913
250,000	3.750	10/15/47	181,170
390,000	4.450	12/15/48	312,434
780,000	3.700	08/15/49	547,932
150,000	4.750	05/15/52	123,328
250,000	5.050	04/15/53	214,104
1,457,000	5.625	07/15/54	1,350,605
673,000	3.875	08/15/59	456,232
11,000	3.125	05/15/60	6,288
Universal Health Services, Inc.
260,000	5.050	10/15/34	245,592

			28,093,879

Insurance – 2.4%
Alleghany Corp.
250,000	4.900	09/15/44	216,982

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
Allstate Corp. (The)
$100,000	3.850%	08/10/49	$72,442
(3M USD LIBOR + 2.120%)
242,000	6.500	05/15/67(a)	243,749
American Financial Group, Inc.
697,000	5.000	09/23/35	659,340
American International Group, Inc.
676,000	4.750	04/01/48	571,772
50,000	4.375	06/30/50	39,727
American National Group, Inc.
250,000	6.000	07/15/35	241,941
Aon Corp.
808,000	2.800	05/15/30	744,888
50,000	6.250	09/30/40	52,414
Aon Corp. / Aon Global Holdings PLC
90,000	5.000	09/12/32	88,993
50,000	2.900	08/23/51	29,180
Aon North America, Inc.
586,000	5.750	03/01/54	540,357
Arch Capital Group Ltd.
270,000	7.350	05/01/34	302,361
Arthur J Gallagher & Co.
18,000	5.000	02/15/32	17,782
330,000	6.750	02/15/54	348,694
Assurant, Inc.
310,000	2.650	01/15/32	268,717
Assured Guaranty U.S. Holdings, Inc.
100,000	3.600	09/15/51	66,901
Athene Holding Ltd.
490,000	3.500	01/15/31	452,133
239,000	3.950	05/25/51	156,306
250,000	6.625	05/19/55	234,860
(US 5 Year CMT T-Note + 2.582%)
168,000	6.875	06/28/55(a)	156,043
Berkshire Hathaway Finance Corp.
17,000	1.450	10/15/30	14,954
754,000	2.850	10/15/50	452,589
834,000	3.850	03/15/52	600,857
Brighthouse Financial, Inc.
100,000	4.700	06/22/47	65,381
136,000	3.850	12/22/51	72,440
Brown & Brown, Inc.
360,000	5.650	06/11/34	356,433
Chubb INA Holdings LLC
367,000	4.350	11/03/45	301,610
930,000	3.050	12/15/61	530,001
CNA Financial Corp.
440,000	2.050	08/15/30	391,385
245,000	5.500	06/15/33	243,092
CNO Financial Group, Inc.
125,000	6.450	06/15/34	128,110
Corebridge Financial, Inc.
279,000	3.900	04/05/32	258,662
522,000	5.750	01/15/34	526,190
(US 5 Year CMT T-Note + 3.846%)
192,000	6.875	12/15/52(a)	194,510

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
(US 5 Year CMT T-Note + 2.646%)
$130,000	6.375%	09/15/54(a)	$127,220
Enstar Group Ltd.
200,000	4.950	06/01/29	198,152
Equitable Holdings, Inc.
211,000	4.350	04/20/28	209,198
355,000	5.000	04/20/48	297,475
Everest Reinsurance Holdings, Inc.
324,000	3.500	10/15/50	211,216
F&G Annuities & Life, Inc.
660,000	7.400	01/13/28	673,725
130,000	6.250	10/04/34	122,943
Fidelity National Financial, Inc.
250,000	2.450	03/15/31	219,660
First American Financial Corp.
158,000	5.450	09/30/34	152,614
Hartford Insurance Group, Inc. (The)
320,000	6.625	03/30/40	340,854
100,000	6.100	10/01/41	101,197
Jackson Financial, Inc.
190,000	3.125	11/23/31	167,808
148,000	5.670	06/08/32	147,046
150,000	6.150	01/15/37	146,494
Kemper Corp.
200,000	3.800	02/23/32	177,484
Lincoln National Corp.
726,000	5.852	03/15/34	727,135
Markel Group, Inc.
160,000	5.000	03/30/43	140,437
Marsh & McLennan Cos., Inc.
674,000	4.550	11/08/27	673,871
965,000	4.375	03/15/29	954,723
530,000	2.250	11/15/30	474,863
100,000	4.200	03/01/48	77,900
606,000	4.900	03/15/49	512,616
MetLife, Inc.
400,000	5.700	06/15/35	406,198
256,000	4.125	08/13/42	207,805
222,000	4.875	11/13/43	196,115
180,000	4.600	05/13/46	150,641
380,000	5.000	07/15/52	325,944
160,000	5.250	01/15/54	143,034
132,000	6.400	12/15/66	132,993
(US 5 Year CMT T-Note + 1.817%)
360,000	5.850	03/15/56(a)	349,450
PartnerRe Finance B LLC
350,000	3.700	07/02/29	338,378
Principal Financial Group, Inc.
40,000	4.300	11/15/46	31,849
100,000	5.500	03/15/53	91,514
Progressive Corp. (The)
114,000	4.000	03/01/29	112,277
1,300,000	5.150	03/26/36	1,267,803
Prudential Financial, Inc.
(3M USD LIBOR + 2.380%)
410,000	4.500	09/15/47(a)	404,498

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
(3M USD LIBOR + 2.380%)
– (continued)
$170,000	3.905%	12/07/47	$126,055
228,000	3.935	12/07/49	165,428
(US 5 Year CMT T-Note + 3.035%)
416,000	3.700	10/01/50(a)	381,047
Prudential Financial, Inc., MTN
282,000	4.600	05/15/44	237,653
50,000	3.700	03/13/51	34,771
Reinsurance Group of America, Inc.
(US 5 Year CMT T-Note + 2.392%)
409,000	6.650	09/15/55(a)	407,273
Selective Insurance Group, Inc.
100,000	5.900	04/15/35	101,935
Travelers Cos., Inc. (The)
300,000	4.950	07/24/31	298,741
380,000	6.750	06/20/36	415,038
140,000	4.050	03/07/48	107,656
420,000	3.050	06/08/51	261,910
200,000	5.700	07/24/55	192,250
Trinity Acquisition PLC
120,000	6.125	08/15/43	115,950
Unum Group
300,000	6.000	06/15/54	281,418
Voya Financial, Inc.
250,000	5.000	09/20/34	240,753
W R Berkley Corp.
360,000	3.150	09/30/61	207,278
Willis North America, Inc.
100,000	5.350	05/15/33	99,345
250,000	5.050	09/15/48	212,975
80,000	3.875	09/15/49	56,716

24,599,118

Lodging – 0.1%
Las Vegas Sands Corp.
146,000	5.900	06/01/27	147,206
17,000	3.900	08/08/29	16,416
400,000	6.000	08/15/29	407,704
67,000	6.200	08/15/34	67,918

639,244

Media Non Cable – 0.4%
Netflix, Inc.
428,000	4.875	04/15/28	432,151
705,000	5.875	11/15/28	721,680
227,000	6.375	05/15/29	237,144
540,000	5.250	08/15/36	533,724
Omnicom Group, Inc.
90,000	4.650	10/01/28	89,600
100,000	2.450	04/30/30	91,246
400,000	2.400	03/01/31	356,638
263,000	2.600	08/01/31	233,750
258,000	5.300	11/01/34	250,986
Paramount Global
200,000	3.700	06/01/28	194,881
250,000	4.950	01/15/31	233,186

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Media Non Cable – (continued)
Paramount Global – (continued)
$510,000	4.200%	05/19/32	$443,029
140,000	5.900	10/15/40	105,484
80,000	4.900	08/15/44	51,240
681,000	4.950	05/19/50	426,688

4,401,427

Metals – 0.1%
Nucor Corp.
300,000	2.700	06/01/30	277,306
270,000	5.100	06/01/35	266,339
170,000	6.400	12/01/37	181,886
100,000	4.400	05/01/48	81,759
Steel Dynamics, Inc.
100,000	3.250	01/15/31	93,155
300,000	3.250	10/15/50	193,794

1,094,239

Metals and Mining – 0.1%
Newmont Corp.
138,000	2.600	07/15/32	122,111
100,000	4.875	03/15/42	91,390
150,000	5.450	06/09/44	143,556
Newmont Corp. / Newcrest Finance Pty Ltd.
500,000	5.350	03/15/34	503,328

860,385

Mining – 0.1%
Freeport-McMoRan, Inc.
440,000	5.450	03/15/43	414,193

Natural Gas – 0.0%
Spire Missouri, Inc.
280,000	3.300	06/01/51	185,242
Spire, Inc.
100,000	4.700	08/15/44	84,425
(US 5 Year CMT T-Note + 2.556%)
130,000	6.250	06/01/56(a)	130,650

400,317

Publishing – 0.2%
Moody’s Corp.
536,000	5.000	08/05/34	525,155
400,000	5.250	07/15/44	364,098
140,000	2.550	08/18/60	67,106
S&P Global, Inc.
200,000	2.500	12/01/29	186,259
140,000	1.250	08/15/30	121,608
250,000	5.250	09/15/33	251,176
290,000	3.900	03/01/62	199,583

1,714,985

REITs and Real Estate – 2.8%
Agree LP
500,000	5.600	06/15/35	503,118
Alexandria Real Estate Equities, Inc.
250,000	2.000	05/18/32	208,536
230,000	5.250	05/15/36	219,317
200,000	5.150	04/15/53	169,738
299,000	5.625	05/15/54	269,482

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

REITs and Real Estate – (continued)
American Assets Trust LP
$422,000	6.150%	10/01/34	$418,105
American Homes 4 Rent LP
173,000	4.300	04/15/52	131,018
Americold Realty Operating Partnership LP
366,000	5.409	09/12/34	349,209
Boston Properties LP
250,000	6.750	12/01/27	256,177
300,000	4.500	12/01/28	297,405
477,000	2.450	10/01/33	389,598
230,000	5.750	01/15/35	228,529
Brixmor Operating Partnership LP
100,000	4.850	02/15/33	97,003
120,000	5.375	06/15/36	116,752
Broadstone Net Lease LLC
200,000	5.000	11/01/32	195,019
CubeSmart LP
140,000	3.000	02/15/30	130,837
Digital Realty Trust LP
450,000	5.550	01/15/28	454,943
635,000	3.600	07/01/29	613,820
DOC DR LLC
210,000	2.625	11/01/31	186,016
EPR Properties
120,000	3.600	11/15/31	109,367
Equinix Europe 2 Financing Corp. LLC
430,000	4.700	03/15/33	408,893
Equinix, Inc.
270,000	3.200	11/18/29	255,433
204,000	2.150	07/15/30	182,302
910,000	2.500	05/15/31	804,243
ERP Operating LP
710,000	4.500	07/01/44	601,356
Essex Portfolio LP
100,000	5.500	04/01/34	100,094
Extra Space Storage LP
470,000	3.875	12/15/27	466,096
140,000	5.900	01/15/31	143,933
390,000	2.350	03/15/32	335,688
GLP Capital LP / GLP Financing II, Inc.
406,000	5.300	01/15/29	405,164
321,000	5.250	02/15/33	308,083
100,000	6.750	12/01/33	103,133
200,000	5.750	11/01/37	189,832
HA Sustainable Infrastructure Capital, Inc.
102,000	6.150	01/15/31	103,785
395,000	6.375	07/01/34	398,456
Healthcare Realty Holdings LP
100,000	2.400	03/15/30	91,076
147,000	2.050	03/15/31	128,055
Healthpeak OP LLC
520,000	5.375	02/15/35	513,113
Highwoods Realty LP
422,000	3.050	02/15/30	393,232
Host Hotels & Resorts LP
778,000	5.500	04/15/35	764,308
Invitation Homes Operating Partnership LP
385,000	4.950	01/15/33	373,393

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

REITs and Real Estate – (continued)
Invitation Homes Operating Partnership LP – (continued)
$210,000	2.700%	01/15/34	$173,549
Kilroy Realty LP
124,000	6.250	01/15/36	123,083
Kimco Realty OP LLC
145,000	3.200	04/01/32	131,787
420,000	4.450	09/01/47	345,812
LXP Industrial Trust
140,000	2.375	10/01/31	122,664
NNN REIT, Inc.
392,000	3.000	04/15/52	238,625
Omega Healthcare Investors, Inc.
185,000	3.625	10/01/29	176,891
420,000	5.200	07/01/30	417,787
Piedmont Operating Partnership LP
500,000	3.150	08/15/30	458,355
60,000	2.750	04/01/32	51,336
Prologis L.P.
500,000	1.750	07/01/30	446,088
400,000	4.625	01/15/33	389,722
Prologis LP
300,000	3.875	09/15/28	295,996
700,000	2.250	04/15/30	638,230
250,000	1.250	10/15/30	215,712
100,000	1.750	02/01/31	87,317
500,000	1.625	03/15/31	431,485
340,000	5.250	05/15/35	336,503
210,000	3.000	04/15/50	130,988
Public Storage Operating Co.
1,240,000	5.000	12/15/35	1,203,592
Realty Income Corp.
150,000	4.000	07/15/29	147,005
100,000	3.200	02/15/31	92,751
375,000	5.625	10/13/32	382,564
110,000	4.900	07/15/33	107,549
200,000	5.875	03/15/35	205,505
269,000	5.375	09/01/54	250,359
Regency Centers LP
410,000	5.100	01/15/35	401,791
90,000	4.650	03/15/49	75,166
Rexford Industrial Realty LP
1,030,000	2.125	12/01/30	910,345
Safehold GL Holdings LLC
286,000	5.650	01/15/35	283,436
Simon Property Group LP
450,000	3.375	12/01/27	444,193
242,000	2.450	09/13/29	226,308
94,000	2.650	07/15/30	86,718
100,000	2.250	01/15/32	86,738
750,000	2.650	02/01/32	662,469
219,000	3.250	09/13/49	144,295
234,000	3.800	07/15/50	169,053
126,000	6.650	01/15/54	134,844
Store Capital LLC
94,000	4.500	03/15/28	93,406
40,000	5.400	04/30/30	40,064
417,000	2.750	11/18/30	373,111
254,000	2.700	12/01/31	221,556

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

REITs and Real Estate – (continued)
Sun Communities Operating LP
$200,000	2.700%	07/15/31	$177,480
UDR, Inc., MTN
100,000	1.900	03/15/33	81,608
Ventas Realty LP
555,000	2.500	09/01/31	489,952
220,000	5.100	07/15/32	218,480
VICI Properties LP
650,000	4.750	02/15/28	648,776
560,000	4.950	02/15/30	551,725
320,000	5.125	05/15/32	311,304
Vornado Realty LP
140,000	3.400	06/01/31	128,275
Welltower OP LLC
290,000	4.250	04/15/28	288,563
276,000	3.100	01/15/30	260,843
690,000	3.850	06/15/32	649,269
WP Carey, Inc.
200,000	5.200	09/15/36	192,199

			28,366,879

Revenue – 1.3%
Adventist Health System
85,000	2.952	03/01/29	80,972
50,000	3.630	03/01/49	34,232
Advocate Health & Hospitals Corp.
140,000	4.272	08/15/48	113,220
Advocate Health & Hospitals Corp., Series 2020
300,000	3.008	06/15/50	189,463
Allina Health System, Series 2019
90,000	3.887	04/15/49	67,269
Allina Health System, Series 2021
200,000	2.902	11/15/51	126,064
Ascension Health
80,000	3.945	11/15/46	62,093
Ascension Health, Series B
840,000	2.532	11/15/29	782,774
250,000	3.106	11/15/39	193,117
Banner Health
465,000	2.913	01/01/51	284,940
Baptist Health South Florida, Inc., Series 2017
100,000	4.342	11/15/41	85,967
Baylor Scott & White Holdings, Series 2021
536,000	1.777	11/15/30	471,018
California Institute of Technology
295,000	4.700	11/01/11	230,589
CommonSpirit Health
930,000	3.347	10/01/29	887,789
620,000	5.318	12/01/34	610,372
217,000	4.350	11/01/42	183,275
310,000	4.187	10/01/49	234,474
Cornell University, Series 2025
290,000	4.169	06/15/30	285,091
Duke University
270,000	3.199	10/01/38	218,670
50,000	3.299	10/01/46	35,933
Emory University, Series 2020
190,000	2.143	09/01/30	172,407

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Revenue – (continued)
Ford Foundation (The), Series 2017
$280,000	3.859%	06/01/47	$213,571
George Washington University (The), Series 2018
100,000	4.126	09/15/48	78,359
Georgetown University (The), Series A
370,000	5.215	10/01/18	313,787
Hackensack Meridian Health, Inc.
190,000	4.211	07/01/48	151,628
Hackensack Meridian Health, Inc., Series 2020
382,000	2.675	09/01/41	266,863
Kaiser Foundation Hospitals
249,000	4.150	05/01/47	197,788
Kaiser Foundation Hospitals, Series 2019
164,000	3.266	11/01/49	109,307
Kaiser Foundation Hospitals, Series 2021
398,000	2.810	06/01/41	283,637
110,000	3.002	06/01/51	68,647
Leland Stanford Junior University (The)
330,000	3.647	05/01/48	245,619
160,000	2.413	06/01/50	91,477
Mass General Brigham, Inc., Series 2020
90,000	3.342	07/01/60	55,944
Massachusetts Institute of Technology
100,000	5.600	07/01/11	94,179
400,000	4.678	07/01/14	316,653
Mayo Clinic, Series 2013
100,000	4.000	11/15/47	79,004
Memorial Sloan-Kettering Cancer Center
240,000	5.000	07/01/42	223,331
Montefiore Obligated Group, Series 18-C
352,000	5.246	11/01/48	281,472
New York and Presbyterian Hospital (The)
250,000	4.763	08/01/16	191,261
Northwell Healthcare, Inc.
203,000	6.150	11/01/43	203,900
Northwestern University
490,000	3.688	12/01/38	427,617
Novant Health, Inc.
162,000	3.168	11/01/51	102,608
NYU Langone Hospitals, Series 13-A
170,000	5.750	07/01/43	168,831
OhioHealth Corp.
922,000	2.297	11/15/31	812,529
Piedmont Healthcare, Inc., Series 2042
185,000	2.719	01/01/42	127,835
President and Fellows of Harvard College
100,000	5.259	03/15/36	101,622
210,000	3.150	07/15/46	148,313
170,000	3.745	11/15/52	124,724
Providence St Joseph Health Obligated Group
110,000	5.403	10/01/33	110,295
Providence St Joseph Health Obligated Group, Series A
159,000	3.930	10/01/48	121,064
Sutter Health
100,000	5.164	08/15/33	99,705
259,000	5.547	08/15/53	244,309
Sutter Health, Series 20A
94,000	3.161	08/15/40	71,713

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Revenue – (continued)
Toledo Hospital (The)
$250,000	4.982%	11/15/45	$202,672
Trinity Health Corp., Series 2021
277,000	2.632	12/01/40	196,957
Trustees of Dartmouth College
70,000	3.474	06/01/46	50,820
Trustees of the University of Pennsylvania (The)
100,000	4.674	09/01/12	78,653
University of Chicago (The), Series C
170,000	2.547	04/01/50	108,516
University of Southern California
253,000	5.250	10/01/11	221,455
William Marsh Rice University
100,000	3.574	05/15/45	76,992
Willis-Knighton Medical Center, Series 2018
300,000	4.813	09/01/48	253,709

			12,667,095

Software – 1.8%
Atlassian Corp.
50,000	5.500	05/15/34	49,076
MSCI, Inc.
145,000	5.250	09/01/35	138,900
50,000	5.150	03/15/36	47,389
Oracle Corp.
1,700,000	4.800	08/03/28	1,687,496
628,000	6.150	11/09/29	636,503
873,000	2.950	04/01/30	789,357
774,000	4.650	05/06/30	743,792
1,270,000	4.950	02/04/31	1,215,391
704,000	6.250	11/09/32	702,877
120,000	4.300	07/08/34	103,486
600,000	3.900	05/15/35	491,303
145,000	5.200	09/26/35	129,905
250,000	3.850	07/15/36	197,511
1,463,000	3.800	11/15/37	1,114,326
2,210,000	6.500	04/15/38	2,135,135
649,000	3.600	04/01/40	451,396
100,000	5.375	07/15/40	83,149
662,000	3.650	03/25/41	444,789
899,000	4.125	05/15/45	593,142
510,000	5.875	09/26/45	421,520
490,000	4.000	11/15/47	306,308
87,000	3.950	03/25/51	52,979
895,000	4.375	05/15/55	562,444
908,000	3.850	04/01/60	512,226
376,000	4.100	03/25/61	219,410
100,000	6.125	08/03/65	79,026
937,000	6.100	09/26/65	737,804
Paychex, Inc.
100,000	5.100	04/15/30	100,185
112,000	5.600	04/15/35	111,081
Salesforce, Inc.
500,000	4.500	03/15/28	499,335
460,000	3.700	04/11/28	453,875
250,000	4.650	03/15/29	249,026
455,000	1.950	07/15/31	392,977
100,000	6.400	03/15/46	98,113
411,000	2.900	07/15/51	231,298

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
Salesforce, Inc. – (continued)
$1,290,000	6.550%	03/15/56	$1,256,785
80,000	3.050	07/15/61	42,783
Workday, Inc.
130,000	3.800	04/01/32	121,123

			18,203,221

Technology – 8.3%
Accenture Capital, Inc.
860,000	4.250	10/04/31	827,208
500,000	4.500	10/04/34	467,312
Adobe, Inc.
470,000	2.300	02/01/30	432,154
401,000	4.950	04/04/34	392,571
Alphabet, Inc.
50,000	0.800	08/15/27	48,406
1,600,000	4.000	05/15/30	1,557,579
1,164,000	1.100	08/15/30	1,011,592
1,000,000	4.375	11/15/32	963,105
340,000	4.500	05/15/35	321,783
250,000	5.500	02/15/46	232,035
1,070,000	6.250	08/15/46	1,072,848
150,000	2.050	08/15/50	74,867
100,000	5.250	05/15/55	86,476
536,000	5.450	11/15/55	476,029
1,030,000	6.375	08/15/56	1,036,666
870,000	2.250	08/15/60	401,138
400,000	5.300	05/15/65	336,665
1,150,000	5.750	02/15/66	1,033,243
100,000	6.500	08/15/66	100,305
180,000	5.700	11/15/75	157,904
Analog Devices, Inc.
300,000	1.700	10/01/28	282,773
100,000	4.500	06/15/30	98,643
300,000	2.100	10/01/31	261,521
440,000	5.050	04/01/34	433,619
220,000	2.950	10/01/51	133,413
Apple, Inc.
692,000	2.900	09/12/27	682,482
218,000	3.000	11/13/27	214,676
1,282,000	1.200	02/08/28	1,231,509
252,000	1.400	08/05/28	238,045
320,000	3.250	08/08/29	309,711
336,000	1.650	05/11/30	302,099
454,000	4.200	05/12/30	447,919
118,000	1.250	08/20/30	103,652
2,488,000	1.650	02/08/31	2,190,562
272,000	1.700	08/05/31	236,417
310,000	4.500	02/23/36	300,076
580,000	2.375	02/08/41	398,911
64,000	4.450	05/06/44	54,802
100,000	3.750	11/13/47	73,910
717,000	2.950	09/11/49	447,865
100,000	2.700	08/05/51	57,886
629,000	2.550	08/20/60	319,777
465,000	2.800	02/08/61	251,799
808,000	2.850	08/05/61	440,562
200,000	4.100	08/08/62	144,683

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
Applied Materials, Inc.
$278,000	1.750%	06/01/30	$248,457
400,000	4.000	01/15/31	385,952
250,000	5.850	06/15/41	252,352
AppLovin Corp.
699,000	5.375	12/01/31	700,809
Arrow Electronics, Inc.
135,000	5.875	04/10/34	136,477
Atlassian Corp.
350,000	5.250	05/15/29	350,657
Autodesk, Inc.
200,000	5.300	06/15/35	195,886
Automatic Data Processing, Inc.
847,000	1.250	09/01/30	740,159
50,000	4.750	05/08/32	49,323
270,000	4.450	09/09/34	258,324
Avnet, Inc.
180,000	3.000	05/15/31	160,262
Broadcom, Inc.
53,000	4.350	02/15/30	51,627
160,000	5.050	04/15/30	158,969
800,000	4.200	10/15/30	769,006
1,567,000	4.150	11/15/30	1,506,647
514,000	2.450	02/15/31	457,165
1,000,000	5.200	04/15/32	988,802
570,000	4.300	11/15/32	535,027
460,000	4.600	01/15/33	435,452
150,000	2.600	02/15/33	125,494
521,000	3.419	04/15/33	457,082
290,000	3.469	04/15/34	249,209
25,000	4.800	10/15/34	23,392
799,000	3.137	11/15/35	645,148
419,000	3.187	11/15/36	330,712
100,000	5.700	01/15/56	90,493
Broadridge Financial Solutions, Inc.
455,000	2.600	05/01/31	403,999
100,000	5.750	05/15/36	98,743
Cadence Design Systems, Inc.
150,000	4.700	09/10/34	143,857
Cisco Systems, Inc.
343,000	4.950	02/24/32	342,373
768,000	5.050	02/26/34	758,196
430,000	5.900	02/15/39	440,792
445,000	5.500	01/15/40	438,185
295,000	5.300	02/26/54	266,341
Concentrix Corp.
138,000	6.850	08/02/33	133,476
Dell International LLC / EMC Corp.
200,000	5.250	02/01/28	201,380
200,000	5.300	10/01/29	202,031
490,000	4.500	02/15/31	477,750
50,000	5.750	02/01/33	50,994
200,000	5.400	04/15/34	198,331
283,000	8.100	07/15/36	327,900
550,000	3.375	12/15/41	404,547
Dell, Inc.
713,000	5.400	09/10/40	665,067

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
Fidelity National Information Services, Inc.
$275,000	1.650%	03/01/28	$262,615
100,000	2.250	03/01/31	87,775
500,000	3.100	03/01/41	349,191
120,000	4.500	08/15/46	94,597
Fiserv, Inc.
500,000	4.750	03/15/30	491,492
170,000	5.350	03/15/31	168,849
192,000	5.450	03/15/34	187,007
280,000	5.150	08/12/34	265,792
Flex Ltd.
100,000	5.250	01/15/32	98,012
Hewlett Packard Enterprise Co.
794,000	5.000	10/15/34	761,192
HP, Inc.
830,000	2.650	06/17/31	735,195
261,000	6.100	04/25/35	267,636
IBM International Capital Pte Ltd.
780,000	4.750	02/05/31	770,195
250,000	5.250	02/05/44	218,957
910,000	5.300	02/05/54	764,547
Intel Corp.
100,000	2.000	08/12/31	85,829
266,000	4.150	08/05/32	249,582
250,000	4.000	12/15/32	231,440
904,000	5.150	02/21/34	883,645
980,000	4.800	10/01/41	836,049
170,000	4.250	12/15/42	134,235
320,000	5.625	02/10/43	297,555
110,000	4.900	07/29/45	91,192
100,000	4.100	05/11/47	72,804
1,000,000	4.750	03/25/50	784,580
200,000	3.050	08/12/51	118,212
746,000	5.700	02/10/53	667,226
100,000	5.600	02/21/54	88,219
271,000	4.950	03/25/60	212,004
International Business Machines Corp.
230,000	4.650	02/10/28	230,435
200,000	4.300	02/03/31	193,642
380,000	4.400	07/27/32	363,134
960,000	4.750	02/06/33	936,329
80,000	4.000	06/20/42	62,164
300,000	4.250	05/15/49	219,288
300,000	2.950	05/15/50	173,280
167,000	5.700	02/10/55	148,105
Intuit, Inc.
600,000	5.200	09/15/33	591,933
200,000	5.500	09/15/53	171,778
Juniper Networks, Inc.
188,000	5.950	03/15/41	179,448
Keysight Technologies, Inc.
197,000	4.950	10/15/34	189,491
KLA Corp.
650,000	4.100	03/15/29	640,209
322,000	5.250	07/15/62	281,759
Kyndryl Holdings, Inc.
270,000	3.150	10/15/31	225,081

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
Lam Research Corp.
$398,000	1.900%	06/15/30	$356,582
200,000	2.875	06/15/50	122,206
Marvell Technology, Inc.
740,000	2.450	04/15/28	713,734
61,000	5.950	09/15/33	62,622
200,000	5.450	07/15/35	196,513
Meta Platforms, Inc.
730,000	3.500	08/15/27	724,746
1,064,000	4.600	05/15/28	1,066,447
80,000	4.800	05/15/30	79,695
638,000	4.200	11/15/30	618,248
250,000	4.550	05/15/31	244,182
888,000	4.600	11/15/32	852,738
1,420,000	4.950	05/15/33	1,389,221
1,740,000	4.875	11/15/35	1,627,580
850,000	5.500	11/15/45	738,935
504,000	5.625	11/15/55	421,683
1,080,000	6.300	05/15/56	997,540
100,000	5.750	05/15/63	82,508
1,504,000	5.550	08/15/64	1,196,886
769,000	5.750	11/15/65	631,056
600,000	6.450	05/15/66	547,969
Microchip Technology, Inc.
300,000	4.900	03/15/28	300,698
270,000	5.050	03/15/29	270,989
Microsoft Corp.
560,000	1.350	09/15/30	494,111
592,000	3.500	02/12/35	533,587
470,000	3.450	08/08/36	409,214
81,000	4.100	02/06/37	74,124
390,000	5.200	06/01/39	389,311
120,000	5.300	02/08/41	119,432
880,000	2.525	06/01/50	496,950
164,000	2.500	09/15/50	91,325
239,000	2.921	03/17/52	144,436
670,000	4.500	02/06/57	536,248
576,000	2.675	06/01/60	298,491
400,000	3.041	03/17/62	225,525
Motorola Solutions, Inc.
624,000	4.600	05/23/29	619,216
386,000	2.750	05/24/31	347,236
100,000	5.400	04/15/34	99,190
100,000	5.650	08/17/36	99,783
NetApp, Inc.
940,000	5.500	03/17/32	944,472
NVIDIA Corp.
635,000	1.550	06/15/28	603,238
461,000	2.000	06/15/31	404,357
680,000	3.500	04/01/40	538,117
1,550,000	3.500	04/01/50	1,043,676
990,000	3.700	04/01/60	656,228
PayPal Holdings, Inc.
1,720,000	4.400	06/01/32	1,647,718
160,000	5.150	06/01/34	156,292
111,000	3.250	06/01/50	72,830
25,000	5.050	06/01/52	21,118

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
QUALCOMM, Inc.
$663,000	4.500%	05/20/52	$523,056
608,000	6.000	05/20/53	591,949
ServiceNow, Inc.
920,000	1.400	09/01/30	801,879
Synopsys, Inc.
340,000	5.000	04/01/32	335,623
330,000	5.150	04/01/35	320,496
170,000	5.700	04/01/55	157,331
Take-Two Interactive Software, Inc.
380,000	4.950	03/28/28	381,446
100,000	5.400	06/12/29	101,175
Texas Instruments, Inc.
100,000	1.750	05/04/30	89,678
310,000	4.500	05/23/30	306,406
35,000	5.100	05/23/35	34,371
968,000	4.150	05/15/48	756,698
274,000	2.700	09/15/51	158,772
Uber Technologies, Inc.
693,000	4.800	09/15/34	664,097
193,000	4.800	09/15/35	183,213
VeriSign, Inc.
250,000	2.700	06/15/31	222,796
25,000	5.250	06/01/32	24,845
Verisk Analytics, Inc.
200,000	5.250	06/05/34	195,481
500,000	5.250	03/15/35	487,580
VMware, Inc.
263,000	1.800	08/15/28	248,899
1,648,000	2.200	08/15/31	1,425,165

83,745,702

Transportation – 1.5%
American Airlines Group, Inc. Pass-Through Trust, Series 2015-1, A
16,156	3.375	05/01/27	16,000
American Airlines Group, Inc. Pass-Through Trust, Series 2015-2, AA
273,631	3.600	09/22/27	269,717
American Airlines Group, Inc. Pass-Through Trust, Series 2016-1, AA
104,893	3.575	01/15/28	102,890
Burlington Northern Santa Fe LLC
300,000	4.400	03/15/42	258,568
492,000	4.450	03/15/43	419,735
180,000	4.900	04/01/44	161,574
180,000	4.150	04/01/45	144,116
250,000	4.700	09/01/45	215,098
492,000	3.900	08/01/46	374,241
100,000	4.050	06/15/48	76,736
206,000	4.150	12/15/48	160,062
379,000	3.300	09/15/51	247,166
1,286,000	4.450	01/15/53	1,026,933
170,000	5.200	04/15/54	151,690
CSX Corp.
450,000	3.800	03/01/28	444,950
200,000	4.250	03/15/29	197,979
270,000	4.100	03/15/44	217,041
1,100,000	3.800	11/01/46	820,711

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Transportation – (continued)
CSX Corp. – (continued)
$380,000	4.300%	03/01/48	$302,299
180,000	4.500	08/01/54	143,675
Federal Express Corp. Pass Through Trusts, Series 20-1, AA
501,223	1.875	02/20/34	426,197
FedEx Corp.
180,000	4.250	05/15/30	175,404
202,000	5.100	01/15/44	179,896
Norfolk Southern Corp.
807,000	5.100	05/01/35	794,043
410,000	4.450	06/15/45	338,334
310,000	3.700	03/15/53	213,632
150,000	4.550	06/01/53	119,800
332,000	3.155	05/15/55	202,993
160,000	5.950	03/15/64	155,715
Ryder System, Inc.
250,000	6.600	12/01/33	267,488
Southwest Airlines Co.
367,000	5.250	11/15/35	348,111
Union Pacific Corp.
160,000	2.400	02/05/30	147,908
1,096,000	2.800	02/14/32	983,200
1,028,000	3.799	10/01/51	736,187
250,000	4.950	09/09/52	216,152
831,000	3.875	02/01/55	592,400
160,000	3.950	08/15/59	112,022
408,000	3.839	03/20/60	278,932
100,000	3.550	05/20/61	63,960
80,000	3.750	02/05/70	51,673
United Airlines, Inc. Pass-Through Trust, Series 2024-1, AA
716,552	5.450	02/15/37	715,330
United Parcel Service, Inc.
100,000	3.400	03/15/29	96,993
300,000	5.150	05/22/34	300,734
250,000	6.200	01/15/38	264,184
200,000	4.875	11/15/40	183,886
1,210,000	3.750	11/15/47	880,803
470,000	5.050	03/03/53	406,507

15,003,665

Utilities – 0.0%
Duke Energy Florida Project Finance LLC, Series 2026
62,516	2.538	09/01/29	60,300

Water – 0.2%
American Water Capital Corp.
790,000	4.625	06/01/29	784,959
222,000	4.450	06/01/32	215,034
130,000	4.300	09/01/45	104,828
600,000	4.000	12/01/46	455,613
100,000	3.450	05/01/50	67,254
30,000	5.700	09/01/55	28,284
Essential Utilities, Inc.
400,000	5.375	01/15/34	399,991

2,055,963

Wireless – 3.0%
American Tower Corp.
1,018,000	3.600	01/15/28	1,002,989
100,000	3.950	03/15/29	97,840

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Wireless – (continued)
American Tower Corp. – (continued)
$361,000	3.800%	08/15/29	$350,205
80,000	2.900	01/15/30	74,690
300,000	1.875	10/15/30	264,223
660,000	2.700	04/15/31	594,374
100,000	5.550	07/15/33	100,777
470,000	5.900	11/15/33	481,675
251,000	3.100	06/15/50	155,243
AT&T, Inc.
912,000	4.350	03/01/29	902,409
1,139,000	4.300	02/15/30	1,113,963
885,000	4.550	11/01/32	851,493
910,000	2.550	12/01/33	753,083
384,000	5.400	02/15/34	380,931
379,000	4.500	05/15/35	348,969
1,320,000	5.375	08/15/35	1,293,112
140,000	5.125	04/30/36	133,977
657,000	4.850	03/01/39	590,899
275,000	6.000	08/15/40	272,751
958,000	5.150	03/15/42	851,371
1,180,000	4.300	12/15/42	930,262
150,000	4.800	06/15/44	126,092
255,000	4.350	06/15/45	195,194
520,000	4.750	05/15/46	416,701
293,000	4.500	03/09/48	224,419
225,000	4.550	03/09/49	173,210
538,000	3.650	06/01/51	345,104
130,000	3.300	02/01/52	77,335
660,000	3.500	09/15/53	402,639
100,000	5.700	11/01/54	87,592
620,000	3.550	09/15/55	376,785
1,200,000	3.800	12/01/57	756,286
617,000	3.650	09/15/59	371,805
192,000	3.850	06/01/60	121,231
120,000	3.500	02/01/61	68,947
Crown Castle, Inc.
260,000	3.800	02/15/28	256,511
770,000	3.300	07/01/30	717,254
100,000	2.500	07/15/31	88,102
181,000	5.200	09/01/34	176,127
329,000	4.750	05/15/47	272,023
T-Mobile USA, Inc.
621,000	5.750	01/15/34	630,851
59,000	4.500	04/15/50	45,010
56,000	3.300	02/15/51	34,673
575,000	3.400	10/15/52	355,751
340,000	5.650	01/15/53	304,419
380,000	5.750	01/15/54	342,717
1,000,000	5.700	01/15/56	897,680
Verizon Communications, Inc.
1,705,000	4.016	12/03/29	1,662,074
342,000	3.150	03/22/30	322,840
110,000	7.750	12/01/30	121,413
1,870,000	2.550	03/21/31	1,684,547
303,000	5.050	05/09/33	300,282
140,000	4.500	08/10/33	133,141
325,000	4.400	11/01/34	302,319
220,000	4.272	01/15/36	197,202

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Wireless – (continued)
Verizon Communications, Inc. – (continued)
$649,000	5.000%	01/15/36	$615,887
397,000	5.250	03/16/37	380,255
382,000	2.650	11/20/40	262,349
610,000	3.400	03/22/41	456,110
60,000	6.550	09/15/43	62,453
375,000	4.125	08/15/46	284,230
514,000	4.862	08/21/46	428,767
311,000	4.522	09/15/48	243,507
540,000	4.000	03/22/50	391,753
522,000	2.875	11/20/50	302,142
499,000	3.550	03/22/51	329,000
490,000	4.672	03/15/55	379,978
210,000	5.875	11/30/55	193,587
280,000	2.987	10/30/56	155,951
561,000	3.000	11/20/60	305,553
590,000	3.700	03/22/61	380,145
593,000	6.000	11/30/65	545,548
	(US 5 Year CMT T-Note + 2.297%)
390,000	6.750	02/15/57(a)	391,405
	(US 5 Year CMT T-Note + 1.813%)
400,000	6.050	05/14/58(a)	390,400

			30,632,532

TOTAL CORPORATE OBLIGATIONS (Cost $ 887,351,750)			847,139,193

Foreign Corporate Debt – 14.6%

Aerospace & Defense – 0.0%
Embraer Netherlands Finance BV (Brazil)
100,000	5.400	01/09/38	96,125

Banks – 7.7%
Banco Bilbao Vizcaya Argentaria SA (Spain)
	(US 1 Year CMT T-Note + 2.700%)
600,000	6.138	09/14/28(a)	608,637
400,000	4.150	03/03/29	392,276
	(US 1 Year CMT T-Note + 1.950%)
300,000	6.033	03/13/35(a)	306,364
Banco Santander SA (Spain)
2,000,000	5.294	08/18/27	2,015,752
310,000	4.379	04/12/28	307,865
600,000	6.607	11/07/28	621,333
325,000	3.490	05/28/30	307,019
400,000	5.437	04/15/36	390,473
	(US 1 Year CMT T-Note + 1.600%)
336,000	3.225	11/22/32(a)	301,269
Bank of Montreal (Canada)
681,000	5.203	02/01/28	686,715
319,000	5.717	09/25/28	325,125
	(SOFR + 1.250%)
310,000	4.640	09/10/30(a)	307,701
	(5 Year USD Swap + 1.432%)
424,000	3.803	12/15/32(a)	418,167

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
	(US 5 Year CMT T-Note + 1.400%)
$600,000	3.088%	01/10/37(a)	$532,312
Bank of Montreal, Series 6 (Canada)
	(US 5 Year CMT T-Note + 2.976%)
200,000	6.875	11/26/85(a)	201,166
Bank of Montreal, Series J (Canada)
	(SOFR + 0.970%)
240,000	4.439	01/14/32(a)	232,802
Bank of Nova Scotia (The) (Canada)
	(SOFR + 1.000%)
200,000	4.404	09/08/28(a)	199,534
	(SOFR + 0.760%)
180,000	4.043	09/15/28(a)	178,928
	(SOFR + 0.890%)
129,000	4.932	02/14/29(a)	129,384
684,000	4.850	02/01/30	682,546
300,000	2.150	08/01/31	261,963
530,000	2.450	02/02/32	463,161
490,000	5.650	02/01/34	499,295
	(SOFR + 1.070%)
310,000	5.130	02/14/31(a)	310,840
	(SOFR + 1.090%)
210,000	4.338	09/15/31(a)	204,033
	(SOFR + 1.045%)
160,000	4.813	02/02/34(a)	154,736
Barclays PLC (United Kingdom)
	(US 1 Year CMT T-Note + 2.650%)
310,000	5.501	08/09/28(a)	312,615
	(3M USD LIBOR + 1.902%)
300,000	4.972	05/16/29(a)	300,410
	(SOFR + 1.560%)
200,000	4.942	09/10/30(a)	198,486
	(US 1 Year CMT T-Note + 1.900%)
1,000,000	2.645	06/24/31(a)	913,006
	(US 1 Year CMT T-Note + 1.200%)
1,000,000	2.667	03/10/32(a)	892,723
	(US 1 Year CMT T-Note + 1.300%)
1,324,000	2.894	11/24/32(a)	1,172,460
	(US 1 Year CMT T-Note + 3.500%)
500,000	7.437	11/02/33(a)	547,980
	(SOFR + 2.980%)
794,000	6.224	05/09/34(a)	817,509
	(SOFR + 3.570%)
200,000	7.119	06/27/34(a)	214,819
	(SOFR + 1.910%)
1,210,000	5.335	09/10/35(a)	1,175,510
	(US 5 Year CMT T-Note + 2.900%)
500,000	3.564	09/23/35(a)	466,711
Canadian Imperial Bank of Commerce (Canada)
105,000	5.001	04/28/28	105,736

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
Canadian Imperial Bank of Commerce (Canada) – (continued)
$930,000	3.600%	04/07/32	$859,915
	(SOFR + 1.030%)
210,000	4.857	03/30/29(a)	210,474
	(SOFRINDX + 1.170%)
800,000	4.580	09/08/31(a)	784,945
	(US 5 Year CMT T-Note + 2.833%)
200,000	6.950	01/28/85(a)	201,404
Commonwealth Bank of Australia, MTN (Australia)
500,000	4.150	10/01/30	488,361
Cooperatieve Rabobank UA (Netherlands)
670,000	4.800	01/09/29	672,250
86,000	5.250	05/24/41	82,264
510,000	5.750	12/01/43	489,635
Deutsche Bank AG (Germany)
1,740,000	5.414	05/10/29	1,765,728
	(SOFR + 1.720%)
150,000	5.297	05/09/31(a)	149,626
	(SOFR + 3.043%)
410,000	3.547	09/18/31(a)	381,849
	(SOFR + 2.257%)
480,000	3.742	01/07/33(a)	435,422
HSBC Holdings PLC (United Kingdom)
	(SOFR + 2.610%)
710,000	5.210	08/11/28(a)	713,941
	(SOFR + 3.350%)
290,000	7.390	11/03/28(a)	298,811
	(SOFR + 1.030%)
200,000	4.899	03/03/29(a)	200,161
	(TSFR3M + 1.872%)
771,000	3.973	05/22/30(a)	750,235
	(SOFR + 1.187%)
500,000	2.804	05/24/32(a)	447,412
	(SOFR + 2.530%)
1,220,000	4.762	03/29/33(a)	1,167,967
	(SOFR + 2.870%)
2,062,000	5.402	08/11/33(a)	2,054,571
	(SOFR + 2.390%)
1,420,000	6.254	03/09/34(a)	1,474,271
	(SOFR + 1.780%)
900,000	5.719	03/04/35(a)	902,775
630,000	6.500	05/02/36	651,480
83,000	6.100	01/14/42	84,969
	(SOFR + 1.880%)
315,000	5.790	05/13/36(a)	317,160
	(SOFR + 1.430%)
240,000	5.133	11/06/36(a)	229,451
	(SOFR + 2.650%)
770,000	6.332	03/09/44(a)	789,762
ING Groep NV (Netherlands)
	(SOFRINDX + 1.440%)
326,000	5.335	03/19/30(a)	328,670
	(SOFR + 1.316%)
680,000	2.727	04/01/32(a)	611,989
	(SOFR + 2.070%)
250,000	4.252	03/28/33(a)	238,048

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
	(SOFR + 2.090%)
$580,000	6.114%	09/11/34(a)	$602,640
	(SOFR + 1.610%)
785,000	5.525	03/25/36(a)	779,461
Lloyds Banking Group PLC (United Kingdom)
940,000	4.375	03/22/28	937,053
200,000	5.300	12/01/45	180,630
490,000	4.344	01/09/48	386,078
	(3M USD LIBOR + 1.205%)
1,420,000	3.574	11/07/28(a)	1,402,920
	(US 1 Year CMT T-Note + 1.200%)
250,000	5.590	11/26/35(a)	250,352
	(US 1 Year CMT T-Note + 0.970%)
250,000	4.943	11/04/36(a)	236,849
	(US 5 Year CMT T-Note + 1.500%)
200,000	3.369	12/14/46(a)	141,904
Mitsubishi UFJ Financial Group, Inc. (Japan)
95,000	3.961	03/02/28	94,213
140,000	4.050	09/11/28	138,294
94,000	3.741	03/07/29	91,799
	(US 1 Year CMT T-Note + 1.380%)
1,800,000	5.422	02/22/29(a)	1,818,572
	(US 1 Year CMT T-Note + 1.700%)
200,000	5.242	04/19/29(a)	201,385
	(US 1 Year CMT T-Note + 0.950%)
410,000	2.309	07/20/32(a)	358,368
	(US 1 Year CMT T-Note + 0.970%)
330,000	2.494	10/13/32(a)	288,397
	(US 1 Year CMT T-Note + 1.100%)
500,000	2.852	01/19/33(a)	442,530
	(US 1 Year CMT T-Note + 2.125%)
700,000	5.133	07/20/33(a)	693,285
	(US 1 Year CMT T-Note + 1.630%)
1,130,000	5.441	02/22/34(a)	1,131,294
	(US 1 Year CMT T-Note + 1.970%)
200,000	5.406	04/19/34(a)	200,329
	(US 1 Year CMT T-Note + 1.000%)
210,000	5.426	04/17/35(a)	208,690
	(US 1 Year CMT T-Note + 0.900%)
460,000	5.057	01/14/37(a)	440,108
Mizuho Financial Group, Inc. (Japan)
280,000	3.170	09/11/27	276,475
390,000	2.564	09/13/31	341,173

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
	(US 1 Year CMT T-Note + 1.120%)
$250,000	5.376%	05/26/30(a)	$252,582
	(TSFR3M + 1.532%)
580,000	1.979	09/08/31(a)	512,900
	(US 1 Year CMT T-Note + 0.870%)
750,000	2.172	05/22/32(a)	655,140
	(US 1 Year CMT T-Note + 2.400%)
740,000	5.669	09/13/33(a)	751,461
	(US 1 Year CMT T-Note + 1.300%)
1,120,000	5.579	05/26/35(a)	1,121,196
National Australia Bank Ltd. (Australia)
470,000	5.087	06/11/27	472,488
National Australia Bank Ltd., Series B (Australia)
490,000	4.434	06/04/29	487,160
National Bank of Canada (Canada)
2,540,000	4.500	10/10/29	2,512,673
NatWest Group PLC (United Kingdom)
	(3M USD LIBOR + 1.905%)
420,000	5.076	01/27/30(a)	420,859
	(US 1 Year CMT T-Note + 2.100%)
1,320,000	6.016	03/02/34(a)	1,362,017
	(US 1 Year CMT T-Note + 1.500%)
700,000	5.778	03/01/35(a)	709,367
Royal Bank of Canada (Canada)
	(SOFR + 1.060%)
179,000	4.696	08/06/31(a)	176,511
	(SOFR + 1.010%)
100,000	4.612	05/03/32(a)	97,822
	(US 5 Year CMT T-Note + 2.887%)
740,000	7.500	05/02/84(a)	764,450
	(US 5 Year CMT T-Note + 2.462%)
238,000	6.500	11/24/85(a)	229,670
Royal Bank of Canada, GMTN (Canada)
405,000	4.240	08/03/27	404,627
612,000	4.900	01/12/28	615,443
792,000	4.950	02/01/29	796,961
309,000	2.300	11/03/31	272,123
300,000	5.000	02/01/33	296,854
691,000	5.000	05/02/33	686,774
Santander UK Group Holdings PLC (United Kingdom)
	(3M USD LIBOR + 1.400%)
1,260,000	3.823	11/03/28(a)	1,247,336
Sumitomo Mitsui Financial Group, Inc. (Japan)
390,000	5.716	09/14/28	397,411
300,000	1.902	09/17/28	282,881
1,540,000	5.316	07/09/29	1,560,091
1,220,000	5.424	07/09/31	1,232,357
530,000	2.222	09/17/31	460,488
400,000	5.776	07/13/33	408,861
1,290,000	5.808	09/14/33	1,318,181

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
	(US 5 Year CMT T-Note + 1.300%)
$250,000	5.334%	03/03/41(a)	$237,884
Toronto-Dominion Bank (The) (Canada)
215,000	5.298	01/30/32	216,725
	(US 5 Year CMT T-Note + 1.500%)
260,000	5.146	09/10/34(a)	258,971
Toronto-Dominion Bank (The), GMTN (Canada)
1,350,000	2.450	01/12/32	1,177,967
Toronto-Dominion Bank (The), MTN (Canada)
500,000	4.808	06/03/30	498,014
95,000	2.000	09/10/31	83,314
1,260,000	3.200	03/10/32	1,142,873
UBS Group AG (Switzerland)
	(SOFR + 3.730%)
2,940,000	4.194	04/01/31(a)(b)	2,851,835
Westpac Banking Corp. (Australia)
480,000	4.043	08/26/27	478,967
680,000	4.354	07/01/30	672,625
270,000	6.820	11/17/33	288,308
150,000	2.963	11/16/40	107,892
	(US 1 Year CMT T-Note + 2.680%)
140,000	5.405	08/10/33(a)	139,152
	(US 5 Year CMT T-Note + 1.750%)
900,000	2.668	11/15/35(a)	804,346
	(US 5 Year CMT T-Note + 1.530%)
190,000	3.020	11/18/36(a)	167,900

			77,217,163

Basic Industry – 0.1%
Nutrien Ltd. (Canada)
150,000	4.125	03/15/35	135,171
120,000	4.900	06/01/43	104,844
554,000	5.800	03/27/53	527,173

			767,188

Beverages – 0.1%
Coca-Cola Femsa SAB de CV (Mexico)
230,000	2.750	01/22/30	213,924
330,000	5.250	11/26/43	308,018
Fomento Economico Mexicano SAB de CV (Mexico)
630,000	3.500	01/16/50	442,499

			964,441

Brokerage – 0.2%
Nomura Holdings, Inc. (Japan)
300,000	2.172	07/14/28	285,980
500,000	2.679	07/16/30	455,246
200,000	2.608	07/14/31	176,319
576,000	2.999	01/22/32	512,948
297,000	5.783	07/03/34	300,063

			1,730,556

Capital Goods – 0.2%
nVent Finance Sarl (United Kingdom)
140,000	5.650	05/15/33	141,540

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Capital Goods – (continued)
Smurfit Kappa Treasury ULC (Ireland)
$280,000	5.777%	04/03/54	$267,881
Smurfit Westrock Financing DAC (Ireland)
570,000	5.418	01/15/35	565,372
Tyco Electronics Group SA (Switzerland)
250,000	4.500	02/09/31	245,312
101,000	5.000	05/09/35	97,719
150,000	7.125	10/01/37	168,078

			1,485,902

Commercial Services – 0.0%
Triton Container International Ltd. / TAL International Container Corp. (Bermuda)
40,000	5.150	02/15/33	38,520

Communications – 0.0%
RELX Capital, Inc. (United Kingdom)
410,000	5.250	03/27/35	402,410

Consumer Cyclical – 0.1%
Magna International, Inc. (Canada)
195,000	5.875	06/01/35	199,646
Toyota Motor Corp. (Japan)
215,000	5.118	07/13/28	217,223

			416,869

Consumer Noncyclical – 0.9%
Astrazeneca Finance LLC (United Kingdom)
356,000	4.875	03/03/28	357,543
200,000	1.750	05/28/28	190,620
1,000,000	4.850	02/26/29	1,004,321
300,000	2.250	05/28/31	265,433
AstraZeneca PLC (United Kingdom)
888,000	4.000	01/17/29	877,492
120,000	6.450	09/15/37	129,602
200,000	4.375	08/17/48	164,165
94,000	3.000	05/28/51	59,059
BAT Capital Corp. (United Kingdom)
500,000	3.462	09/06/29	480,279
500,000	6.343	08/02/30	521,088
95,000	4.742	03/16/32	92,851
443,000	6.000	02/20/34	456,667
154,000	5.625	08/15/35	155,117
1,022,000	4.390	08/15/37	910,346
100,000	7.081	08/02/53	108,481
100,000	6.250	08/15/55	97,607
Bayer U.S. Finance II LLC (Germany)
200,000	5.500	07/30/35(b)	194,358
377,000	4.650	11/15/43(b)	300,498
GlaxoSmithKline Capital PLC (United Kingdom)
314,000	3.375	06/01/29	303,971
Koninklijke Ahold Delhaize NV (Netherlands)
82,000	5.700	10/01/40	78,763
Reynolds American, Inc. (United Kingdom)
910,000	5.700	08/15/35	919,775
40,000	7.250	06/15/37	44,354
325,000	5.850	08/15/45	308,115
Takeda Pharmaceutical Co. Ltd. (Japan)
805,000	3.025	07/09/40	588,365
200,000	5.650	07/05/54	187,418

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Consumer Noncyclical – (continued)
Teva Pharmaceutical Finance Netherlands III BV (Israel)
$450,000	8.125%	09/15/31	$504,492

			9,300,780

Consumer Products – 0.2%
Koninklijke Philips NV (Netherlands)
100,000	5.000	03/15/42	88,569
Sony Group Corp. (Japan)
220,000	5.089	06/30/36	213,847
Unilever Capital Corp. (United Kingdom)
300,000	4.250	08/12/27	300,154
500,000	3.500	03/22/28	491,993
700,000	2.125	09/06/29	650,466

			1,745,029

Electric – 0.0%
Emera U.S. Finance LP (Canada)
305,000	2.639	06/15/31	271,213

Energy – 1.1%
Canadian Natural Resources Ltd. (Canada)
260,000	5.400	12/15/34	258,170
93,000	6.250	03/15/38	96,096
Canadian Natural Resources Ltd., GMTN (Canada)
364,000	4.950	06/01/47	313,074
Cenovus Energy, Inc. (Canada)
100,000	6.750	11/15/39	107,895
320,000	3.750	02/15/52	220,343
Enbridge, Inc. (Canada)
200,000	6.000	11/15/28	205,148
484,000	3.125	11/15/29	459,092
170,000	6.200	11/15/30	177,086
200,000	4.500	02/15/31	194,853
122,000	5.700	03/08/33	124,461
605,000	2.500	08/01/33	509,713
(TSFR3M + 3.680%)
320,000	5.500	07/15/77(a)	320,800
(TSFR3M + 3.903%)
1,210,000	6.250	03/01/78(a)	1,217,562
Equinor ASA (Norway)
400,000	6.800	01/15/28	411,954
300,000	3.125	04/06/30	284,132
100,000	2.375	05/22/30	91,954
110,000	4.500	09/03/30	109,048
200,000	5.125	06/03/35	198,844
120,000	3.625	04/06/40	97,150
100,000	3.950	05/15/43	80,734
140,000	3.250	11/18/49	92,892
Suncor Energy, Inc. (Canada)
848,000	5.950	12/01/34	871,605
100,000	4.000	11/15/47	73,791
TotalEnergies Capital International SA (France)
142,000	2.829	01/10/30	133,454
210,000	2.986	06/29/41	153,617
322,000	3.127	05/29/50	206,324
307,000	3.386	06/29/60	191,242
TotalEnergies Capital SA (France)
96,000	3.883	10/11/28	94,879
321,000	5.150	04/05/34	320,124
815,000	5.488	04/05/54	758,720

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Energy – (continued)
TransCanada PipeLines Ltd. (Canada)
$55,000	4.625%	03/01/34	$52,156
366,000	6.200	10/15/37	376,969
578,000	7.625	01/15/39	658,000
150,000	5.100	03/15/49	135,104
(US 5 Year CMT T-Note + 2.250%)
280,000	6.125	10/17/56(a)	281,413
Transcanada Trust (Canada)
(TSFR3M + 4.416%)
243,000	5.500	09/15/79(a)	240,570
Woodside Finance Ltd. (Australia)
750,000	5.700	05/19/32	766,307
261,000	5.100	09/12/34	253,568

			11,138,844

Financial Company – 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
300,000	3.000	10/29/28	288,564
200,000	5.100	01/19/29	200,326
632,000	3.300	01/30/32	569,551
300,000	3.400	10/29/33	261,716
480,000	3.850	10/29/41	377,056
(US 5 Year CMT T-Note + 2.720%)
539,000	6.950	03/10/55(a)	552,219
Brookfield Finance, Inc. (Canada)
521,000	3.900	01/25/28	515,375
120,000	4.850	03/29/29	121,236
719,000	4.350	04/15/30	701,641
237,000	4.700	09/20/47	194,015
100,000	3.500	03/30/51	65,481
CI Financial Corp. (Canada)
142,000	3.200	12/17/30	127,886
ORIX Corp. (Japan)
1,465,000	4.650	09/10/29	1,456,071

			5,431,137

Food and Beverage – 0.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
1,750,000	4.700	02/01/36	1,662,827
1,497,000	4.900	02/01/46	1,308,386
Anheuser-Busch InBev Finance, Inc. (Belgium)
15,000	4.900	02/01/46	13,110
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
139,000	4.900	01/23/31	139,194
304,000	5.450	01/23/39	299,387
1,505,000	4.950	01/15/42	1,372,923
262,000	4.439	10/06/48	212,003
425,000	5.550	01/23/49	400,869
Diageo Capital PLC (United Kingdom)
940,000	5.500	01/24/33	952,457

			6,361,156

Forest Products & Paper – 0.2%
Celulosa Arauco y Constitucion SA (Chile)
300,000	3.875	11/02/27	296,285
230,000	5.500	11/02/47	197,783

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Forest Products & Paper – (continued)
Suzano Austria GmbH (Brazil)
$450,000	5.000%	01/15/30	$444,163
460,000	4.000	01/15/31	430,391
Suzano Netherlands BV (Brazil)
100,000	5.500	01/15/36	95,897

			1,464,519

Healthcare – 0.0%
Smith & Nephew PLC (United Kingdom)
100,000	2.032	10/14/30	88,521

Insurance – 0.1%
Fairfax Financial Holdings Ltd. (Canada)
561,000	5.750	05/20/35	560,633
260,000	6.350	03/22/54	253,722
Manulife Financial Corp. (Canada)
290,000	3.703	03/16/32	270,786
RenaissanceRe Holdings Ltd. (Bermuda)
250,000	5.750	06/05/33	252,152

			1,337,293

Internet – 0.2%
Alibaba Group Holding Ltd. (China)
200,000	2.125	02/09/31	178,717
340,000	5.250	05/26/35	337,501
200,000	2.700	02/09/41	140,183
250,000	4.200	12/06/47	195,236
200,000	3.150	02/09/51	124,954
400,000	4.400	12/06/57	306,805
Baidu, Inc. (China)
490,000	4.875	11/14/28	491,970
560,000	3.425	04/07/30	534,162

			2,309,528

Lodging – 0.1%
Sands China Ltd. (Macau)
740,000	5.400	08/08/28	746,082

Media – 0.0%
Grupo Televisa SAB (Mexico)
90,000	6.625	01/15/40	80,181
200,000	6.125	01/31/46	157,933
200,000	5.250	05/24/49	139,866

			377,980

Media Non Cable – 0.1%
TR Finance LLC (Canada)
410,000	5.500	08/15/35	405,492

Metals – 0.0%
ArcelorMittal SA (Luxembourg)
370,000	7.000	10/15/39	400,900

Metals and Mining – 0.6%
BHP Billiton Finance USA Ltd. (Australia)
1,473,000	5.000	02/21/30	1,477,410
500,000	5.125	02/21/32	500,887
500,000	4.900	02/28/33	494,589
233,000	5.500	09/08/53	221,910
Rio Tinto Alcan, Inc. (Canada)
1,000,000	7.250	03/15/31	1,086,528
450,000	5.750	06/01/35	460,938
Rio Tinto Finance USA Ltd. (Australia)
320,000	5.200	11/02/40	305,522

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Metals and Mining – (continued)
Rio Tinto Finance USA PLC (Australia)
$160,000	5.250%	03/14/35	$158,785
100,000	4.750	03/22/42	90,125
740,000	4.125	08/21/42	612,946
160,000	5.125	03/09/53	142,251

			5,551,891

Mining – 0.2%
AngloGold Ashanti Holdings PLC (Australia)
300,000	3.750	10/01/30	283,875
Barrick North America Finance LLC (Canada)
334,000	5.750	05/01/43	324,203
Barrick PD Australia Finance Pty Ltd. (Canada)
150,000	5.950	10/15/39	151,664
Southern Copper Corp. (Mexico)
171,000	6.750	04/16/40	184,444
76,000	5.250	11/08/42	70,089
86,000	5.875	04/23/45	84,382
Vale Canada Ltd. (Canada)
108,000	7.200	09/15/32	117,462
Vale Overseas Ltd. (Brazil)
100,000	3.750	07/08/30	95,436
110,000	6.125	06/12/33	113,807
250,000	8.250	01/17/34	291,098
100,000	6.875	11/21/36	108,957
298,000	6.400	06/28/54	293,483
Vale SA (Brazil)
120,000	5.625	09/11/42	114,820
Yamana Gold, Inc. (Canada)
55,000	4.625	12/15/27	54,688

			2,288,408

Natural Gas – 0.0%
South Bow USA Infrastructure Holdings LLC (Canada)
400,000	5.026	10/01/29	398,670

Oil Company-Exploration & Production – 0.1%
CNOOC Finance 2013 Ltd. (China)
400,000	4.250	05/09/43	351,518
460,000	3.300	09/30/49	334,258

			685,776

Semiconductors – 0.1%
TSMC Arizona Corp. (Taiwan)
210,000	4.125	04/22/29	207,378
350,000	2.500	10/25/31	311,565
910,000	3.125	10/25/41	704,289

			1,223,232

Technology – 0.2%
CGI, Inc. (Canada)
916,000	2.300	09/14/31	789,894
NXP BV / NXP Funding LLC / NXP USA, Inc. (Netherlands)
470,000	4.300	06/18/29	462,775
226,000	3.400	05/01/30	212,863
263,000	2.500	05/11/31	232,845
100,000	2.650	02/15/32	87,202
545,000	5.000	01/15/33	533,562

			2,319,141

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Telecommunications – 0.1%
America Movil SAB de CV (Mexico)
$300,000	3.625%	04/22/29	$289,281
100,000	6.125	03/30/40	101,522
220,000	4.375	07/16/42	183,536

			574,339

Transportation – 0.3%
Canadian National Railway Co. (Canada)
310,000	4.350	05/12/29	306,804
450,000	4.200	03/12/31	436,811
146,000	6.125	11/01/53	150,754
Canadian Pacific Railway Co. (Canada)
690,000	7.125	10/15/31	751,313
1,138,000	2.450	12/02/31	1,003,261
95,000	3.100	12/02/51	59,463
300,000	6.125	09/15/15	297,667

			3,006,073

Wireless – 0.3%
Rogers Communications, Inc. (Canada)
110,000	5.000	02/15/29	109,837
380,000	5.300	02/15/34	367,665
145,000	4.500	03/15/42	120,169
368,000	4.550	03/15/52	279,048
TEL U.S. Corp. (Canada)
	(US 5 Year CMT T-Note + 2.709%)
444,000	7.000	10/15/55(a)	444,209
TELUS Corp. (Canada)
	(US 5 Year CMT T-Note + 2.515%)

100,000	6.625	06/09/56(a)	96,735
Vodafone Group PLC (United Kingdom)
300,000	6.150	02/27/37	308,656
100,000	4.375	02/19/43	81,416
790,000	4.875	06/19/49	649,539
500,000	4.250	09/17/50	370,801
80,000	5.750	06/28/54	73,045
400,000	5.125	06/19/59	337,865
164,000	5.750	02/10/63	145,464

			3,384,449

Wirelines – 0.3%
Bell Telephone Co. of Canada or Bell Canada (Canada)
	(US 5 Year CMT T-Note + 2.363%)
655,000	7.000	09/15/55(a)	665,968
British Telecommunications Ltd. (United Kingdom)
490,000	9.625	12/15/30	571,137
Orange SA (France)
450,000	9.000	03/01/31	514,858
400,000	5.375	01/13/42	376,757
Telefonica Emisiones SA (Spain)
840,000	4.665	03/06/38	746,570
250,000	4.895	03/06/48	205,057

			3,080,347

TOTAL FOREIGN CORPORATE DEBT (Cost $150,181,506)			147,009,974

Shares	Dividend Rate	Value

Investment Company – 0.2%(c)
Goldman Sachs Central Government Fund - Institutional Shares
2,121,591	3.779%(d)	$2,121,591
(Cost $2,121,591)

TOTAL INVESTMENTS – 98.7% (Cost $1,039,654,847)		$996,270,758

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		13,467,861

NET ASSETS – 100.0%		$1,009,738,619

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2026.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Represents an affiliated issuer.
(d)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index
TSFR	—Term Secured Overnight Financing Rate
TSFR3M	—3 Month SOFR

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills - 65.6%
U.S. Treasury Bills
$18,000	3.494%	10/01/26	$17,950
36,000	3.503	10/01/26	35,890
567,000	3.514	10/01/26	565,267
207,000	3.514	10/01/26	206,367
18,000	3.517	10/01/26	17,945
144,000	3.517	10/01/26	143,560
144,000	3.517	10/01/26	143,560
27,000	3.519	10/01/26	26,917
27,000	3.520	10/01/26	26,917
99,000	3.520	10/01/26	98,697
54,000	3.520	10/01/26	53,835
36,000	3.522	10/01/26	35,890
126,000	3.526	10/01/26	125,615
54,000	3.526	10/01/26	53,835
198,000	3.526	10/01/26	197,395
405,000	3.528	10/01/26	403,762
63,000	3.529	10/01/26	62,807
162,000	3.529	10/01/26	161,505
27,000	3.537	10/01/26	26,917
36,000	3.545	10/01/26	35,890
27,000	3.549	10/01/26	26,917
18,000	3.549	10/01/26	17,945
135,000	3.554	10/01/26	134,587
54,000	3.554	10/01/26	53,835
99,000	3.557	10/01/26	98,697
162,000	3.558	10/01/26	161,505
171,000	3.558	10/01/26	170,477
45,000	3.560	10/01/26	44,862
81,000	3.561	10/01/26	80,752
54,000	3.561	10/01/26	53,835
81,000	3.562	10/01/26	80,752
12,000	3.565	10/01/26	11,963
81,000	3.568	10/01/26	80,752
117,000	3.568	10/01/26	116,642
657,000	3.569	10/01/26	654,992
1,449,000	3.569	10/01/26	1,444,571
486,000	3.569	10/01/26	484,515
117,000	3.569	10/01/26	116,642
27,000	3.575	10/01/26	26,917
99,000	3.582	10/01/26	98,697
225,000	3.585	10/01/26	224,312
72,000	3.585	10/01/26	71,780
270,000	3.587	10/01/26	269,175
126,000	3.590	10/01/26	125,615
135,000	3.595	10/01/26	134,587
351,000	3.595	10/01/26	349,927
72,000	3.603	10/01/26	71,780
234,000	3.606	10/01/26	233,285
72,000	3.606	10/01/26	71,780
162,000	3.606	10/01/26	161,505
63,000	3.606	10/01/26	62,807
18,000	3.609	10/01/26	17,945
72,000	3.609	10/01/26	71,780
45,000	3.615	10/01/26	44,862
27,000	3.625	10/01/26	26,917
144,000	3.630	10/01/26	143,560
180,000	3.632	10/01/26	179,450
72,000	3.632	10/01/26	71,780
45,000	3.634	10/01/26	44,862

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$81,000	3.636%	10/01/26	$80,752
27,000	3.642	10/01/26	26,917
45,000	3.643	10/01/26	44,862
144,000	3.646	10/01/26	143,560
414,000	3.648	10/01/26	412,735
45,000	3.663	10/01/26	44,862
54,000	3.663	10/01/26	53,835
216,000	3.664	10/01/26	215,340
238,000	3.664	10/01/26	237,273
126,000	3.664	10/01/26	125,615
54,000	3.664	10/01/26	53,835
42,000	3.668	10/01/26	41,872
140,000	3.671	10/01/26	139,572
90,000	3.671	10/01/26	89,725
72,000	3.671	10/01/26	71,780
126,000	3.671	10/01/26	125,615
98,000	3.672	10/01/26	97,700
135,000	3.676	10/01/26	134,587
243,000	3.676	10/01/26	242,257
210,000	3.678	10/01/26	209,358
28,000	3.679	10/01/26	27,914
336,000	3.680	10/01/26	334,973
27,000	3.681	10/01/26	26,917
45,000	3.682	10/01/26	44,862
462,000	3.682	10/01/26	460,588
126,000	3.682	10/01/26	125,615
686,000	3.682	10/01/26	683,903
252,000	3.682	10/01/26	251,230
406,000	3.684	10/01/26	404,759
54,000	3.684	10/01/26	53,835
45,000	3.685	10/01/26	44,862
140,000	3.686	10/01/26	139,572
63,000	3.686	10/01/26	62,807
18,000	3.686	10/01/26	17,945
72,000	3.687	10/01/26	71,780
81,000	3.687	10/01/26	80,752
78,000	3.688	10/01/26	77,762
324,000	3.689	10/01/26	323,010
135,000	3.689	10/01/26	134,587
99,000	3.689	10/01/26	98,697
279,000	3.691	10/01/26	278,147
108,000	3.691	10/01/26	107,670
190,000	3.698	10/01/26	189,419
65,000	3.698	10/01/26	64,801
77,000	3.698	10/01/26	76,765
70,000	3.701	10/01/26	69,786
153,000	3.701	10/01/26	152,532
42,000	3.701	10/01/26	41,872
216,000	3.702	10/01/26	215,340
63,000	3.702	10/01/26	62,807
308,000	3.702	10/01/26	307,059
238,000	3.702	10/01/26	237,273
180,000	3.702	10/01/26	179,450
108,000	3.703	10/01/26	107,670
63,000	3.703	10/01/26	62,807
476,000	3.703	10/01/26	474,545
84,000	3.703	10/01/26	83,743
108,000	3.705	10/01/26	107,670
63,000	3.707	10/01/26	62,807

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$171,000	3.707%	10/01/26	$170,477
108,000	3.709	10/01/26	107,670
18,000	3.709	10/01/26	17,945
130,000	3.709	10/01/26	129,603
36,212,300	3.710	10/01/26	36,101,621
156,000	3.711	10/01/26	155,523
36,000	3.711	10/01/26	35,890
387,000	3.711	10/01/26	385,817
63,000	3.711	10/01/26	62,807
91,000	3.712	10/01/26	90,722
39,000	3.713	10/01/26	38,881
45,000	3.713	10/01/26	44,862
322,000	3.714	10/01/26	321,016
36,000	3.720	10/01/26	35,890
133,000	3.722	10/01/26	132,594
42,000	3.723	10/01/26	41,872
54,000	3.723	10/01/26	53,835
72,000	3.727	10/01/26	71,780
54,000	3.728	10/01/26	53,835
112,000	3.729	10/01/26	111,658
140,000	3.729	10/01/26	139,572
350,000	3.729	10/01/26	348,930
322,000	3.729	10/01/26	321,016
70,000	3.729	10/01/26	69,786
108,000	3.730	10/01/26	107,670
63,000	3.730	10/01/26	62,807
100,000,000	3.730	10/01/26	99,694,361
806,000	3.730	10/01/26	803,537
216,000	3.732	10/01/26	215,340
39,000	3.748	10/01/26	38,881
52,000	3.752	10/01/26	51,841
65,000	3.752	10/01/26	64,801
42,763,700	3.755	10/01/26	42,632,998
117,000	3.757	10/01/26	116,642
65,000	3.757	10/01/26	64,801
65,000	3.765	10/01/26	64,801
65,000	3.793	10/01/26	64,801
65,000	3.820	10/01/26	64,801
357,000	3.670	10/08/26	355,638
210,000	3.671	10/08/26	209,199
147,000	3.672	10/08/26	146,439
42,000	3.673	10/08/26	41,840
504,000	3.675	10/08/26	502,077
63,000	3.676	10/08/26	62,760
500,000	3.676	10/08/26	498,092
80,000	3.676	10/08/26	79,695
300,000	3.680	10/08/26	298,855
189,000	3.680	10/08/26	188,279
693,000	3.689	10/08/26	690,356
210,000	3.689	10/08/26	209,199
1,029,000	3.689	10/08/26	1,025,074
168,000	3.689	10/08/26	167,359
200,000	3.692	10/08/26	199,237
100,000	3.695	10/08/26	99,618
60,000	3.695	10/08/26	59,771
120,000	3.695	10/08/26	119,542
180,000	3.696	10/08/26	179,313
160,000	3.696	10/08/26	159,389
440,000	3.696	10/08/26	438,321

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$120,000	3.697%	10/08/26	$119,542
290,000	3.702	10/08/26	288,893
100,000	3.703	10/08/26	99,618
200,000	3.703	10/08/26	199,237
140,272,000	3.707	10/08/26	139,736,771
196,000	3.711	10/08/26	195,252
240,000	3.713	10/08/26	239,084
680,000	3.714	10/08/26	677,405
483,000	3.715	10/08/26	481,157
60,000	3.722	10/08/26	59,771
720,000	3.723	10/08/26	717,253
700,000	3.724	10/08/26	697,329
60,000	3.733	10/08/26	59,771
140,000	3.738	10/08/26	139,466
400,000,000	3.741	10/08/26	398,473,740
60,000	3.744	10/08/26	59,771
180,000	3.750	10/08/26	179,313
100,000	3.750	10/08/26	99,618
100,000	3.760	10/08/26	99,618
80,000	3.770	10/08/26	79,695
100,000	3.770	10/08/26	99,618
2,263,000	3.779	10/08/26	2,254,365
100,000	3.796	10/08/26	99,618
100,000	3.811	10/08/26	99,618
126,000	3.706	10/13/26	125,459
78,000	3.728	10/13/26	77,665
130,000	3.737	10/13/26	129,442
91,000	3.743	10/13/26	90,609
39,000	3.743	10/13/26	38,833
52,000	3.744	10/13/26	51,777
65,000	3.744	10/13/26	64,721
403,000	3.748	10/13/26	401,269
39,000	3.748	10/13/26	38,833
65,000	3.759	10/13/26	64,721
117,000	3.759	10/13/26	116,498
65,000	3.768	10/13/26	64,721
65,000	3.796	10/13/26	64,721
65,000	3.801	10/13/26	64,721
97,587,000	3.818	10/13/26	97,167,937
78,000	3.733	10/20/26	77,606
126,000	3.740	10/20/26	125,363
182,000	3.742	10/20/26	181,080
130,000	3.743	10/20/26	129,343
39,000	3.747	10/20/26	38,803
91,000	3.753	10/20/26	90,540
117,000	3.780	10/20/26	116,409
403,000	3.785	10/20/26	400,963
39,000	3.785	10/20/26	38,803
65,000	3.834	10/20/26	64,671
65,000	3.852	10/20/26	64,671
65,000	3.856	10/20/26	64,671
97,587,000	3.865	10/20/26	97,093,658
80,000	3.676	10/22/26	79,580
500,000	3.676	10/22/26	497,373
210,000	3.687	10/22/26	208,897
300,000	3.691	10/22/26	298,424
42,000	3.693	10/22/26	41,779
200,000	3.693	10/22/26	198,949
357,000	3.697	10/22/26	355,125

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$147,000	3.699%	10/22/26	$146,228
100,000	3.704	10/22/26	99,475
60,000	3.704	10/22/26	59,685
504,000	3.706	10/22/26	501,352
63,000	3.707	10/22/26	62,669
189,000	3.708	10/22/26	188,007
440,000	3.713	10/22/26	437,689
180,000	3.713	10/22/26	179,054
160,000	3.713	10/22/26	159,159
210,000	3.713	10/22/26	208,897
693,000	3.713	10/22/26	689,359
1,029,000	3.713	10/22/26	1,023,594
168,000	3.713	10/22/26	167,117
120,000	3.719	10/22/26	119,370
140,272,000	3.723	10/22/26	139,535,096
290,000	3.727	10/22/26	288,477
680,000	3.731	10/22/26	676,428
100,000	3.734	10/22/26	99,475
60,000	3.735	10/22/26	59,685
200,000	3.739	10/22/26	198,949
360,000	3.739	10/22/26	358,109
160,000	3.739	10/22/26	159,159
100,000	3.742	10/22/26	99,475
460,000	3.742	10/22/26	457,583
140,000	3.742	10/22/26	139,265
483,000	3.744	10/22/26	480,463
196,000	3.744	10/22/26	194,970
240,000	3.749	10/22/26	238,739
140,000	3.751	10/22/26	139,265
200,000	3.752	10/22/26	198,949
60,000	3.753	10/22/26	59,685
120,000	3.755	10/22/26	119,370
350,000,000	3.756	10/22/26	348,161,313
20,000,000	3.756	10/22/26	19,894,932
180,000	3.766	10/22/26	179,054
100,000	3.766	10/22/26	99,475
2,139,000	3.780	10/22/26	2,127,763
60,000	3.780	10/22/26	59,685
100,000	3.796	10/22/26	99,475
80,000	3.796	10/22/26	79,580
100,000	3.818	10/22/26	99,475
100,000	3.827	10/22/26	99,475
100,000	3.840	10/22/26	99,475
396,000	3.745	10/27/26	393,701
660,000	3.746	10/27/26	656,168
189,000	3.750	10/27/26	187,903
198,000	3.751	10/27/26	196,850
350,000,000	3.752	10/27/26	347,967,832
2,355,000	3.752	10/27/26	2,341,326
594,000	3.761	10/27/26	590,551
330,000	3.761	10/27/26	328,084
462,000	3.764	10/27/26	459,318
76,000	3.806	10/27/26	75,559
95,000	3.806	10/27/26	94,448
2,046,000	3.807	10/27/26	2,034,121
60,000	3.810	10/27/26	59,652
100,000	3.832	10/27/26	99,419
100,000	3.865	10/27/26	99,419
100,000	3.868	10/27/26	99,419

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$144,462,000	3.881%	10/27/26	$143,623,225
60,000	3.505	10/29/26	59,639
638,000	3.510	10/29/26	634,157
90,000	3.515	10/29/26	89,458
120,000	3.517	10/29/26	119,277
87,000	3.521	10/29/26	86,476
480,000	3.530	10/29/26	477,109
480,000	3.530	10/29/26	477,109
60,000	3.530	10/29/26	59,639
1,890,000	3.534	10/29/26	1,878,616
690,000	3.534	10/29/26	685,844
87,000	3.536	10/29/26	86,476
210,000	3.537	10/29/26	208,735
540,000	3.537	10/29/26	536,747
120,000	3.539	10/29/26	119,277
330,000	3.540	10/29/26	328,012
180,000	3.540	10/29/26	178,916
116,000	3.543	10/29/26	115,301
1,350,000	3.546	10/29/26	1,341,869
420,000	3.548	10/29/26	417,470
180,000	3.548	10/29/26	178,916
40,000	3.556	10/29/26	39,759
270,000	3.558	10/29/26	268,374
180,000	3.558	10/29/26	178,916
240,000	3.565	10/29/26	238,554
750,000	3.565	10/29/26	745,483
145,000	3.565	10/29/26	144,127
261,000	3.566	10/29/26	259,428
480,000	3.569	10/29/26	477,109
150,000	3.569	10/29/26	149,097
60,000	3.569	10/29/26	59,639
90,000	3.569	10/29/26	89,458
330,000	3.572	10/29/26	328,012
87,000	3.578	10/29/26	86,476
551,000	3.579	10/29/26	547,681
522,000	3.579	10/29/26	518,856
270,000	3.580	10/29/26	268,374
390,000	3.580	10/29/26	387,651
319,000	3.582	10/29/26	317,079
390,000	3.582	10/29/26	387,651
2,190,000	3.582	10/29/26	2,176,809
4,830,000	3.582	10/29/26	4,800,908
1,620,000	3.582	10/29/26	1,610,242
1,131,000	3.585	10/29/26	1,124,188
435,000	3.585	10/29/26	432,380
406,000	3.589	10/29/26	403,555
145,000	3.596	10/29/26	144,127
232,000	3.602	10/29/26	230,603
522,000	3.608	10/29/26	518,856
754,000	3.608	10/29/26	749,458
232,000	3.608	10/29/26	230,603
203,000	3.608	10/29/26	201,777
900,000	3.614	10/29/26	894,579
60,000	3.622	10/29/26	59,639
240,000	3.622	10/29/26	238,554
270,000	3.633	10/29/26	268,374
90,000	3.635	10/29/26	89,458
480,000	3.640	10/29/26	477,109
145,000	3.641	10/29/26	144,127

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$90,000	3.645%	10/29/26	$89,458
406,000	3.646	10/29/26	403,555
696,000	3.646	10/29/26	691,808
174,000	3.646	10/29/26	172,952
580,000	3.653	10/29/26	576,506
232,000	3.653	10/29/26	230,603
150,000,000	3.655	10/29/26	149,096,507
522,000	3.657	10/29/26	518,856
696,000	3.664	10/29/26	691,808
180,000	3.669	10/29/26	178,916
203,000	3.670	10/29/26	201,777
580,000	3.670	10/29/26	576,506
348,000	3.670	10/29/26	345,904
174,000	3.674	10/29/26	172,952
180,000	3.674	10/29/26	178,916
150,000	3.674	10/29/26	149,097
450,000	3.680	10/29/26	447,290
1,080,000	3.680	10/29/26	1,073,495
725,000	3.684	10/29/26	720,633
116,000	3.684	10/29/26	115,301
406,000	3.685	10/29/26	403,555
145,000	3.685	10/29/26	144,127
210,000	3.686	10/29/26	208,735
1,290,000	3.686	10/29/26	1,282,230
203,000	3.688	10/29/26	201,777
58,000	3.688	10/29/26	57,651
145,000	3.688	10/29/26	144,127
58,000	3.689	10/29/26	57,651
203,000	3.692	10/29/26	201,777
174,000	3.693	10/29/26	172,952
290,000	3.695	10/29/26	288,253
435,000	3.698	10/29/26	432,380
493,000	3.698	10/29/26	490,031
493,000	3.700	10/29/26	490,031
290,000	3.700	10/29/26	288,253
348,000	3.702	10/29/26	345,904
261,000	3.702	10/29/26	259,428
174,000	3.706	10/29/26	172,952
522,000	3.706	10/29/26	518,856
87,000	3.707	10/29/26	86,476
203,000	3.707	10/29/26	201,777
420,000	3.708	10/29/26	417,470
319,000	3.710	10/29/26	317,079
87,000	3.715	10/29/26	86,476
145,000	3.716	10/29/26	144,127
957,000	3.718	10/29/26	951,236
1,421,000	3.718	10/29/26	1,412,441
232,000	3.718	10/29/26	230,603
290,000	3.718	10/29/26	288,253
174,000	3.719	10/29/26	172,952
232,000	3.722	10/29/26	230,603
638,000	3.722	10/29/26	634,157
261,000	3.722	10/29/26	259,428
120,000	3.722	10/29/26	119,277
410,000	3.725	10/29/26	407,530
986,000	3.726	10/29/26	980,061
8,440,000	3.727	10/29/26	8,389,163
145,000	3.733	10/29/26	144,127
203,000	3.733	10/29/26	201,777

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$667,000	3.733%	10/29/26	$662,982
240,000	3.734	10/29/26	238,554
570,000	3.734	10/29/26	566,567
210,000	3.734	10/29/26	208,735
145,000	3.737	10/29/26	144,127
87,000	3.738	10/29/26	86,476
290,000	3.747	10/29/26	288,253
348,000	3.747	10/29/26	345,904
522,000	3.747	10/29/26	518,856
232,000	3.747	10/29/26	230,603
37,516,000	3.752	10/29/26	37,290,030
250,000,000	3.752	10/29/26	248,494,179
660,000	3.754	10/29/26	656,025
667,000	3.755	10/29/26	662,982
396,000	3.758	10/29/26	393,615
198,000	3.760	10/29/26	196,807
280,000	3.763	10/29/26	278,313
924,000	3.783	10/29/26	918,434
462,000	3.791	10/29/26	459,217
140,000	3.796	10/29/26	139,157
112,000	3.796	10/29/26	111,325
84,000	3.801	10/29/26	83,494
2,046,000	3.813	10/29/26	2,033,676
140,000	3.817	10/29/26	139,157
145,000	3.845	10/29/26	144,127
145,000	3.850	10/29/26	144,127
149,838,000	3.758	11/05/26	148,830,844
620,000	3.800	11/05/26	615,833
30,000	3.758	11/10/26	29,784
100,000	3.766	11/10/26	99,279
60,000	3.768	11/10/26	59,567
90,000	3.780	11/10/26	89,351
50,000	3.780	11/10/26	49,639
50,000,000	3.789	11/10/26	49,639,270
24,602,000	3.789	11/10/26	24,424,506
310,000	3.789	11/10/26	307,763
70,000	3.796	11/10/26	69,495
100,000	3.767	11/17/26	99,204
60,000	3.768	11/17/26	59,522
30,000	3.791	11/17/26	29,761
70,000	3.797	11/17/26	69,443
310,000	3.803	11/17/26	307,533
25,000,000	3.823	11/17/26	24,801,009
49,602,000	3.823	11/17/26	49,207,185
140,000	3.830	11/17/26	138,886
390,000	3.789	11/24/26	386,608
234,000	3.797	11/24/26	231,965
117,000	3.802	11/24/26	115,982
1,209,000	3.812	11/24/26	1,198,485
273,000	3.822	11/24/26	270,626
293,434,000	3.851	11/24/26	290,881,908
351,000	3.853	11/24/26	347,947
195,000	3.853	11/24/26	193,304
174,000	3.738	11/27/26	172,433
616,000	3.750	11/27/26	610,451
224,000	3.750	11/27/26	221,982
252,000	3.750	11/27/26	249,730
986,000	3.758	11/27/26	977,118
190,541,000	3.758	11/27/26	188,824,637

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$13,481,600	3.758%	11/27/26	$13,360,160
140,000	3.771	11/27/26	138,739
168,000	3.772	11/27/26	166,487
84,000	3.772	11/27/26	83,243
504,000	3.777	11/27/26	499,460
280,000	3.777	11/27/26	277,478
224,000	3.777	11/27/26	221,982
280,000	3.781	11/27/26	277,478
336,000	3.782	11/27/26	332,973
196,000	3.787	11/27/26	194,234
644,000	3.787	11/27/26	638,199
140,000	3.787	11/27/26	138,739
84,000	3.798	11/27/26	83,243
196,000	3.807	11/27/26	194,234
2,263,000	3.814	11/27/26	2,242,615
273,000	3.822	11/27/26	270,541
39,028,400	3.825	11/27/26	38,676,838
300,000,000	3.825	11/27/26	297,297,648
252,000	3.830	11/27/26	249,730
84,000	3.836	11/27/26	83,243
140,000	3.850	11/27/26	138,739
140,000	3.853	11/27/26	138,739
140,000	3.856	11/27/26	138,739
252,000	3.856	11/27/26	249,730
140,000	3.863	11/27/26	138,739
310,000	3.793	12/01/26	307,096
50,000,000	3.821	12/01/26	49,531,622
25,000,000	3.821	12/01/26	24,765,811
60,000	3.772	12/03/26	59,417
100,000	3.773	12/03/26	99,029
70,000	3.804	12/03/26	69,320
30,000	3.805	12/03/26	29,709
50,000	3.837	12/03/26	49,514
40,000	3.837	12/03/26	39,611
30,000	3.841	12/03/26	29,709
98,000	3.842	12/03/26	97,048
310,000	3.850	12/03/26	306,989
50,000	3.852	12/03/26	49,514
90,000	3.869	12/03/26	89,126
50,000	3.869	12/03/26	49,514
50,000	3.880	12/03/26	49,514
50,000	3.894	12/03/26	49,514
73,148,000	3.901	12/03/26	72,437,509
403,000	3.838	12/08/26	398,889
100,000,000	3.839	12/08/26	98,979,925
100,000	3.781	12/10/26	98,959
60,000	3.806	12/10/26	59,375
30,000	3.820	12/10/26	29,688
70,000	3.827	12/10/26	69,271
30,000	3.836	12/10/26	29,688
310,000	3.839	12/10/26	306,773
50,000	3.846	12/10/26	49,480
40,000	3.846	12/10/26	39,584
98,000	3.856	12/10/26	96,980
90,000	3.862	12/10/26	89,063
50,000	3.862	12/10/26	49,480
50,000	3.870	12/10/26	49,480
50,000	3.902	12/10/26	49,480
23,148,000	3.904	12/10/26	22,907,062

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$50,000,000	3.904%	12/10/26	$49,479,571
50,000	3.910	12/10/26	49,480
403,000	3.845	12/15/26	398,591
100,000,000	3.854	12/15/26	98,906,005
100,000	3.790	12/17/26	98,883
60,000	3.796	12/17/26	59,330
30,000	3.807	12/17/26	29,665
70,000	3.812	12/17/26	69,218
50,000	3.840	12/17/26	49,442
40,000	3.840	12/17/26	39,553
98,000	3.843	12/17/26	96,905
310,000	3.853	12/17/26	306,538
50,000	3.854	12/17/26	49,442
90,000	3.854	12/17/26	88,995
30,000	3.857	12/17/26	29,665
50,000	3.857	12/17/26	49,442
50,000	3.893	12/17/26	49,442
73,148,000	3.913	12/17/26	72,331,040
50,000	3.913	12/17/26	49,442
100,000,000	3.868	12/22/26	98,822,233
403,000	3.884	12/22/26	398,254
200,000	3.839	12/24/26	197,596
114,000	3.848	12/24/26	112,630
57,000	3.867	12/24/26	56,315
95,000	3.869	12/24/26	93,858
76,000	3.869	12/24/26	75,086
60,000	3.869	12/24/26	59,279
133,000	3.888	12/24/26	131,401
620,000	3.896	12/24/26	612,547
100,000	3.903	12/24/26	98,798
189,000	3.903	12/24/26	186,728
100,000	3.920	12/24/26	98,798
180,000	3.920	12/24/26	177,836
100,000	3.939	12/24/26	98,798
100,000	3.948	12/24/26	98,798
146,334,000	3.955	12/24/26	144,574,849
100,000	3.834	01/07/27	98,653
60,000	3.840	01/07/27	59,192
30,000	3.852	01/07/27	29,596
70,000	3.868	01/07/27	69,057
49,602,000	3.885	01/07/27	48,933,945
25,000,000	3.885	01/07/27	24,663,292
310,000	3.893	01/07/27	305,825
50,000	3.894	01/07/27	49,327
90,000	3.894	01/07/27	88,788
25,000,000	3.937	01/28/27	24,603,731
125,126,000	3.937	01/28/27	123,142,655
620,000	3.945	01/28/27	610,173
24,868,000	3.905	02/11/27	24,436,289
100,000,000	3.905	02/11/27	98,263,990
496,000	3.956	02/11/27	487,389
324,652,000	3.909	02/25/27	318,514,620
1,333,000	3.974	02/25/27	1,307,800

			5,015,690,935

TOTAL U.S. TREASURY BILLS

(Cost $5,015,888,308)			5,015,690,935

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes - 34.1%

U.S. Treasury Notes
$16,855,000	3.573%	10/31/26	$16,778,297
512,000	3.540	11/15/26	512,710
32,000	3.540	11/15/26	32,044
96,000	3.550	11/15/26	96,133
176,000	3.550	11/15/26	176,244
96,000	3.554	11/15/26	96,133
224,000	3.554	11/15/26	224,311
368,000	3.565	11/15/26	368,510
1,008,000	3.565	11/15/26	1,009,398
64,000	3.567	11/15/26	64,089
45,000	3.573	11/15/26	45,062
336,000	3.577	11/15/26	336,466
330,000	3.579	11/15/26	330,458
288,000	3.581	11/15/26	288,399
112,000	3.581	11/15/26	112,155
592,000	3.584	11/15/26	592,821
45,000	3.594	11/15/26	45,062
528,000	3.620	11/15/26	528,732
176,000	3.625	11/15/26	176,244
80,000	3.627	11/15/26	80,111
240,000	3.631	11/15/26	240,333
162,000	3.632	11/15/26	162,225
99,072,000	3.638	11/15/26	99,209,385
208,000	3.641	11/15/26	208,288
144,000	3.641	11/15/26	144,200
208,000	3.642	11/15/26	208,288
801,000	3.642	11/15/26	802,111
1,742,000	3.642	11/15/26	1,744,416
864,000	3.642	11/15/26	865,198
592,000	3.646	11/15/26	592,821
624,000	3.648	11/15/26	624,865
240,000	3.648	11/15/26	240,333
176,000	3.659	11/15/26	176,244
416,000	3.673	11/15/26	416,577
128,000	3.673	11/15/26	128,177
288,000	3.673	11/15/26	288,399
112,000	3.673	11/15/26	112,155
48,000	3.679	11/15/26	48,067
80,000	3.684	11/15/26	80,111
448,000	3.689	11/15/26	448,621
256,000	3.692	11/15/26	256,355
225,000	3.709	11/15/26	225,312
32,000	3.717	11/15/26	32,044
375,000	3.722	11/15/26	375,520
24,000	3.722	11/15/26	24,033
80,000	3.724	11/15/26	80,111
96,000	3.724	11/15/26	96,133
150,000	3.726	11/15/26	150,208
255,000	3.732	11/15/26	255,354
85,000	3.746	11/15/26	85,118
399,000	3.765	11/15/26	399,553
15,000	3.872	11/15/26	15,021
132,000	3.917	11/15/26	132,183
465,000	3.935	11/15/26	465,645
60,001,200	3.532	11/30/26	60,057,451
72,000	3.535	11/30/26	72,067
96,000	3.536	11/30/26	96,090
176,000	3.536	11/30/26	176,165
50,000	3.537	11/30/26	50,047

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$544,000	3.540%	11/30/26	$544,510
64,000	3.542	11/30/26	64,060
1,008,000	3.544	11/30/26	1,008,945
368,000	3.544	11/30/26	368,345
96,000	3.544	11/30/26	96,090
224,000	3.544	11/30/26	224,210
528,000	3.548	11/30/26	528,495
48,000	3.552	11/30/26	48,045
100,000	3.552	11/30/26	100,094
450,000	3.556	11/30/26	450,422
175,000	3.556	11/30/26	175,164
72,000	3.560	11/30/26	72,067
925,000	3.567	11/30/26	925,867
96,000	3.572	11/30/26	96,090
240,000	3.572	11/30/26	240,225
325,000	3.589	11/30/26	325,305
225,000	3.589	11/30/26	225,211
50,000	3.591	11/30/26	50,047
75,000	3.591	11/30/26	75,070
200,000	3.592	11/30/26	200,187
625,000	3.592	11/30/26	625,586
375,000	3.595	11/30/26	375,352
4,539,000	3.604	11/30/26	4,543,255
1,350,000	3.604	11/30/26	1,351,266
480,000	3.609	11/30/26	480,450
275,000	3.614	11/30/26	275,258
275,000	3.628	11/30/26	275,258
450,000	3.630	11/30/26	450,422
475,000	3.630	11/30/26	475,445
1,350,000	3.631	11/30/26	1,351,266
98,036,000	3.634	11/30/26	98,127,908
650,000	3.643	11/30/26	650,609
200,000	3.643	11/30/26	200,187
450,000	3.643	11/30/26	450,422
175,000	3.643	11/30/26	175,164
75,000	3.662	11/30/26	75,070
400,000	3.670	11/30/26	400,375
125,000	3.689	11/30/26	125,117
125,000	3.701	11/30/26	125,117
375,000	3.701	11/30/26	375,352
200,000	3.701	11/30/26	200,187
600,000	3.705	11/30/26	600,562
96,000	3.705	11/30/26	96,090
450,000	3.705	11/30/26	450,422
150,000	3.706	11/30/26	150,141
125,000	3.706	11/30/26	125,117
150,000	3.706	11/30/26	150,141
360,000	3.709	11/30/26	360,337
50,000	3.716	11/30/26	50,047
11,000	3.721	11/30/26	11,010
200,000	3.722	11/30/26	200,187
79,000	3.722	11/30/26	79,074
588,000	3.749	11/30/26	588,551
87,000	3.822	11/30/26	87,082
144,000	3.833	11/30/26	144,135
744,000	3.863	11/30/26	744,697
45,000	3.499	12/31/26	45,051
60,000	3.508	12/31/26	60,068
330,000	3.510	12/31/26	330,374

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$99,610,000	3.520%	12/31/26	$99,722,839
63,000	3.522	12/31/26	62,454
45,000	3.528	12/31/26	45,051
462,000	3.529	12/31/26	457,994
63,000	3.538	12/31/26	62,454
270,000	3.543	12/31/26	270,306
105,000	3.543	12/31/26	105,119
84,000	3.545	12/31/26	83,272
555,000	3.547	12/31/26	555,629
75,000	3.554	12/31/26	75,085
165,000	3.560	12/31/26	165,187
189,000	3.563	12/31/26	187,361
29,000	3.565	12/31/26	28,749
131,510,000	3.569	12/31/26	130,369,561
63,000	3.573	12/31/26	62,454
135,000	3.573	12/31/26	135,153
90,000	3.573	12/31/26	90,102
105,000	3.575	12/31/26	104,089
195,000	3.578	12/31/26	195,221
135,000	3.578	12/31/26	135,153
375,000	3.582	12/31/26	375,425
120,000	3.582	12/31/26	120,136
165,000	3.584	12/31/26	165,187
540,000	3.587	12/31/26	540,612
2,715,000	3.587	12/31/26	2,718,076
45,000	3.588	12/31/26	45,051
30,000	3.588	12/31/26	30,034
294,000	3.591	12/31/26	291,450
777,000	3.609	12/31/26	770,262
105,000	3.613	12/31/26	104,089
270,000	3.615	12/31/26	270,306
285,000	3.615	12/31/26	285,323
819,000	3.617	12/31/26	811,898
315,000	3.617	12/31/26	312,268
585,000	3.623	12/31/26	585,663
225,000	3.623	12/31/26	225,255
231,000	3.625	12/31/26	228,997
168,000	3.626	12/31/26	166,543
165,000	3.630	12/31/26	165,187
1,239,000	3.638	12/31/26	1,228,256
390,000	3.643	12/31/26	390,442
270,000	3.643	12/31/26	270,306
105,000	3.643	12/31/26	105,119
120,000	3.643	12/31/26	120,136
63,000	3.662	12/31/26	62,454
45,000	3.666	12/31/26	45,051
75,000	3.680	12/31/26	75,085
240,000	3.683	12/31/26	240,272
300,000	3.685	12/31/26	300,340
12,000	3.685	12/31/26	12,014
105,000	3.687	12/31/26	104,089
336,000	3.690	12/31/26	333,086
294,000	3.690	12/31/26	291,450
504,000	3.690	12/31/26	499,629
126,000	3.690	12/31/26	124,907
168,000	3.694	12/31/26	166,543
315,000	3.694	12/31/26	312,268
105,000	3.694	12/31/26	104,089
105,000	3.695	12/31/26	104,089

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$75,000	3.701%	12/31/26	$75,085
225,000	3.701	12/31/26	225,255
120,000	3.701	12/31/26	120,136
30,000	3.701	12/31/26	30,034
525,000	3.702	12/31/26	520,447
84,000	3.702	12/31/26	83,272
42,000	3.703	12/31/26	41,636
147,000	3.703	12/31/26	145,725
105,000	3.705	12/31/26	104,089
294,000	3.705	12/31/26	291,450
42,000	3.706	12/31/26	41,636
315,000	3.708	12/31/26	312,268
60,000	3.709	12/31/26	60,068
375,000	3.709	12/31/26	375,425
105,000	3.710	12/31/26	104,089
126,000	3.710	12/31/26	124,907
90,000	3.712	12/31/26	90,102
75,000	3.712	12/31/26	75,085
90,000	3.716	12/31/26	90,102
165,000	3.716	12/31/26	165,187
378,000	3.717	12/31/26	374,722
126,000	3.717	12/31/26	124,907
120,000	3.718	12/31/26	120,136
231,000	3.718	12/31/26	228,997
378,000	3.720	12/31/26	374,722
225,000	3.722	12/31/26	225,255
126,000	3.722	12/31/26	124,907
504,000	3.723	12/31/26	499,629
210,000	3.726	12/31/26	208,179
693,000	3.726	12/31/26	686,990
1,029,000	3.726	12/31/26	1,020,077
168,000	3.726	12/31/26	166,543
210,000	3.735	12/31/26	208,179
126,000	3.736	12/31/26	124,907
126,000	3.736	12/31/26	124,907
357,000	3.736	12/31/26	353,904
63,000	3.737	12/31/26	62,454
105,000	3.737	12/31/26	104,089
147,000	3.737	12/31/26	145,725
90,000	3.737	12/31/26	90,102
13,000	3.737	12/31/26	13,015
147,000	3.740	12/31/26	145,725
147,000	3.744	12/31/26	145,725
252,000	3.744	12/31/26	249,815
420,000	3.744	12/31/26	416,358
126,000	3.753	12/31/26	124,907
210,000	3.758	12/31/26	208,179
189,000	3.759	12/31/26	187,361
126,000	3.759	12/31/26	124,907
357,000	3.760	12/31/26	353,904
756,000	3.773	12/31/26	749,444
315,000	3.773	12/31/26	312,268
63,000	3.773	12/31/26	62,454
483,000	3.780	12/31/26	478,811
300,000	3.789	12/31/26	297,398
126,000	3.792	12/31/26	124,907
84,000	3.796	12/31/26	83,272
168,000	3.798	12/31/26	166,543
189,000	3.798	12/31/26	187,361

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$462,000	3.798%	12/31/26	$457,994
714,000	3.801	12/31/26	707,808
252,000	3.812	12/31/26	249,815
42,000	3.812	12/31/26	41,636
63,000	3.812	12/31/26	62,454
903,000	3.814	12/31/26	895,169
147,000	3.814	12/31/26	145,725
168,000	3.816	12/31/26	166,543
378,000	3.816	12/31/26	374,722
210,000	3.816	12/31/26	208,179
147,000	3.824	12/31/26	145,725
399,000	3.824	12/31/26	395,540
105,000	3.825	12/31/26	104,089
147,000	3.825	12/31/26	145,725
483,000	3.825	12/31/26	478,811
105,000	3.826	12/31/26	104,089
252,000	3.836	12/31/26	249,815
168,000	3.845	12/31/26	166,543
147,000	3.868	12/31/26	147,167
210,000	3.878	12/31/26	208,179
126,000	3.885	12/31/26	124,907
465,000	3.900	12/31/26	465,527
147,000	3.921	12/31/26	145,725
63,000	3.928	12/31/26	62,454
651,000	3.930	12/31/26	645,355
105,000	3.933	12/31/26	104,089
84,000	3.933	12/31/26	83,272
63,000	3.935	12/31/26	62,454
105,000	3.941	12/31/26	104,089
203,000	3.952	12/31/26	201,240
105,000	3.956	12/31/26	104,089
105,000	3.975	12/31/26	104,089
189,000	3.975	12/31/26	187,361
105,000	3.976	12/31/26	104,089
319,000	3.557	02/28/27	319,231
50,000,000	3.561	02/28/27	50,036,133
149,664,000	3.561	02/28/27	149,772,155
1,131,000	3.583	02/28/27	1,131,817
435,000	3.583	02/28/27	435,314
522,000	3.584	02/28/27	522,377
551,000	3.584	02/28/27	551,398
319,000	3.600	02/28/27	319,231
754,000	3.640	02/28/27	754,545
522,000	3.640	02/28/27	522,377
232,000	3.640	02/28/27	232,168
203,000	3.640	02/28/27	203,147
464,000	3.650	02/28/27	464,335
87,000	3.653	02/28/27	87,063
145,000	3.685	02/28/27	145,105
204,000	3.686	02/28/27	204,147
816,000	3.686	02/28/27	816,590
476,000	3.686	02/28/27	476,344
435,000	3.692	02/28/27	435,314
232,000	3.692	02/28/27	232,168
145,000	3.692	02/28/27	145,105
174,000	3.715	02/28/27	174,126
145,000	3.715	02/28/27	145,105
476,000	3.719	02/28/27	476,344
170,000	3.719	02/28/27	170,123

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$170,000	3.725%	02/28/27	$170,123
374,000	3.728	02/28/27	374,270
816,000	3.731	02/28/27	816,590
68,000	3.731	02/28/27	68,049
408,000	3.732	02/28/27	408,295
136,000	3.732	02/28/27	136,098
850,000	3.732	02/28/27	850,614
238,000	3.737	02/28/27	238,172
578,000	3.744	02/28/27	578,418
272,000	3.744	02/28/27	272,197
340,000	3.744	02/28/27	340,246
68,000	3.746	02/28/27	68,049
238,000	3.746	02/28/27	238,172
510,000	3.748	02/28/27	510,369
238,000	3.751	02/28/27	238,172
1,088,000	3.751	02/28/27	1,088,786
272,000	3.753	02/28/27	272,197
174,000	3.757	02/28/27	174,126
204,000	3.761	02/28/27	204,147
374,000	3.761	02/28/27	374,270
32,360,000	3.774	02/28/27	32,383,385
451,000	3.778	02/28/27	451,326
841,000	3.781	02/28/27	841,608
435,000	3.781	02/28/27	435,314
316,000	3.892	02/28/27	316,228
1,023,000	3.977	02/28/27	1,023,739
1,056,000	3.663	03/31/27	1,055,196
120,000	3.693	03/31/27	119,909
336,000	3.693	03/31/27	335,744
120,000	3.702	03/31/27	119,909
48,000	3.708	03/31/27	47,963
168,000	3.708	03/31/27	167,872
240,000	3.714	03/31/27	239,817
192,000	3.714	03/31/27	191,854
264,000	3.716	03/31/27	263,799
168,000	3.719	03/31/27	167,872
408,000	3.725	03/31/27	407,689
576,000	3.726	03/31/27	575,561
168,000	3.726	03/31/27	167,872
480,000	3.726	03/31/27	479,634
288,000	3.726	03/31/27	287,781
925,000	3.728	03/31/27	924,295
148,000	3.728	03/31/27	147,887
288,000	3.730	03/31/27	287,781
555,000	3.731	03/31/27	554,577
76,000	3.743	03/31/27	75,942
144,000	3.747	03/31/27	143,890
100,000,000	3.757	03/31/27	99,923,828
360,000	3.757	03/31/27	359,726
144,000	3.760	03/31/27	143,890
290,000	3.762	03/31/27	289,779
167,244,000	3.767	03/31/27	167,116,607
228,000	3.769	03/31/27	227,826
418,000	3.769	03/31/27	417,682
306,000	3.782	03/31/27	305,767
149,000	3.782	03/31/27	148,887
345,000	3.901	03/31/27	344,737
1,116,000	4.009	03/31/27	1,115,150
950,000	3.754	04/30/27	947,959

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$152,000	3.754%	04/30/27	$151,673
555,000	3.766	04/30/27	553,808
76,000	3.783	04/30/27	75,837
273,076,000	3.790	04/30/27	272,489,313
912,000	3.796	04/30/27	910,041
24,000	3.797	04/30/27	23,948
389,000	3.817	04/30/27	388,164
60,000	3.871	04/30/27	59,484
340,000	3.879	04/30/27	337,078
76,302,000	3.887	04/30/27	75,646,280
90,000	3.892	04/30/27	89,227
220,000	3.892	04/30/27	218,109
80,000	3.892	04/30/27	79,313
50,000	3.908	04/30/27	49,570
120,000	3.925	04/30/27	118,969
351,000	3.952	04/30/27	350,246
130,000	3.963	04/30/27	128,883
78,000	3.966	04/30/27	77,330
65,000	4.009	04/30/27	64,441
52,000	4.009	04/30/27	51,553
39,000	4.021	04/30/27	38,665
39,000	4.028	04/30/27	38,665
91,000	4.030	04/30/27	90,218
65,000	4.043	04/30/27	64,441
20,357,000	4.043	04/30/27	20,182,057
126,000	4.056	04/30/27	124,917
65,000	4.069	04/30/27	64,441
117,000	4.069	04/30/27	115,995
403,000	4.077	04/30/27	399,537
1,147,000	4.082	04/30/27	1,144,536
84,000	3.911	05/15/27	84,225
476,000	3.917	05/15/27	477,274
112,000	3.926	05/15/27	112,300
308,000	3.926	05/15/27	308,824
126,000	3.926	05/15/27	126,337
105,377,500	3.940	05/15/27	105,659,467
250,000	3.997	05/15/27	250,669
90,307,500	4.068	05/15/27	90,549,143
806,000	4.110	05/15/27	808,157
60,000	3.996	05/31/27	59,889
100,000	3.997	05/31/27	99,814
30,000	4.039	05/31/27	29,944
70,000	4.060	05/31/27	69,870
74,742,000	4.077	05/31/27	74,603,318
310,000	4.130	05/31/27	309,425
44,000	3.990	06/15/27	44,162
78,000	3.994	06/15/27	78,286
98,462,000	4.063	06/15/27	98,823,540
403,000	4.146	06/15/27	404,480
144,000	3.986	06/30/27	143,527
240,000	3.997	06/30/27	239,212
72,000	4.055	06/30/27	71,764
168,000	4.066	06/30/27	167,449
184,034,000	4.101	06/30/27	183,430,138
216,000	4.103	06/30/27	215,291
120,000	4.103	06/30/27	119,606
744,000	4.157	06/30/27	741,559
90,000	4.034	07/31/27	89,731
150,000	4.048	07/31/27	149,552

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$45,000	4.094%	07/31/27	$44,866
105,000	4.112	07/31/27	104,686
114,604,000	4.141	07/31/27	114,261,531
185,000,000	4.184	07/31/27	184,447,167
1,240,000	4.212	07/31/27	1,236,295
250,000,000	4.169	08/31/27	248,623,046
11,800,000	4.194	08/31/27	11,735,008
1,023,000	4.195	08/31/27	1,017,366

			2,603,339,036

TOTAL U.S. TREASURY NOTES (Cost $ 2,605,723,496)			2,603,339,036

TOTAL INVESTMENTS - 99.7% (Cost $ 7,621,611,804)			$7,619,029,971

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%			20,007,822

NET ASSETS - 100.0%			$7,639,037,793

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 22.7%

Federal Home Loan Mortgage Corporation
$1,124,928	2.000%	04/01/36	$1,024,774
1,542,085	2.000	09/01/36	1,400,820
196,615	4.500	07/01/48	187,513
179,775	2.500	11/01/50	150,470
7,621,517	2.000	03/01/51	6,023,003
6,811,587	2.000	05/01/51	5,363,933
2,090,283	2.500	05/01/51	1,720,153
2,289,833	2.000	07/01/51	1,805,234
8,723,316	2.500	08/01/51	7,274,648
2,148,674	3.000	05/01/52	1,836,445
789,330	3.500	05/01/52	702,329
146,003	4.500	05/01/52	138,301
2,835,304	3.000	08/01/52	2,465,377
1,058,792	4.000	08/01/52	967,680
3,345,300	6.000	01/01/54	3,392,856
Federal National Mortgage Association
2,735,352	2.000	08/01/36	2,476,979
2,000,000	2.500	TBA-15yr(a)	1,840,937
1,000,000	4.500	TBA-15yr(a)	976,016
1,000,000	5.000	TBA-15yr(a)	995,000
2,000,000	1.500	TBA-15yr(a)	1,765,937
1,000,000	3.000	TBA-15yr(a)	931,641
1,922,933	3.500	07/01/45	1,746,911
46,052	4.500	06/01/48	43,765
272,417	4.500	07/01/48	260,811
19,547	5.000	12/01/48	19,215
32,574	4.500	01/01/49	31,244
26,747	4.500	08/01/49	25,445
455,611	4.500	08/01/49	436,658
159,768	5.000	12/01/49	156,419
19,155	4.500	01/01/50	18,200
81,623	4.500	03/01/50	77,611
52,865	5.000	04/01/50	52,145
1,161,903	2.500	06/01/50	972,607
37,265	4.500	10/01/50	35,388
62,822	4.500	10/01/50	59,825
1,527,479	2.500	11/01/50	1,276,546
1,588,993	2.500	01/01/51	1,312,990
76,229	2.500	02/01/51	63,801
411,604	2.500	03/01/51	344,159
780,585	2.000	04/01/51	613,813
3,384,523	2.000	05/01/51	2,672,480
723,977	2.000	09/01/51	568,791
515,714	2.500	09/01/51	431,251
3,361,496	2.000	10/01/51	2,645,919
2,057,742	2.500	10/01/51	1,720,784
939,171	2.500	11/01/51	785,341
1,197,550	2.500	11/01/51	1,001,415
1,908,983	4.500	10/01/52	1,800,914
624,038	5.000	10/01/52	603,125
735,316	5.000	11/01/52	716,934
1,040,069	3.500	12/01/52	925,214
966,837	4.000	12/01/52	888,112
1,790,868	5.500	01/01/55	1,773,779
4,660,364	6.000	08/01/55	4,747,518
5,659,356	5.500	11/01/55	5,650,044
1,000,000	1.500	TBA-30yr(a)	746,562
7,000,000	2.000	TBA-30yr(a)	5,457,812

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)

Federal National Mortgage Association – (continued)
$3,000,000	2.500%	TBA-30yr(a)	$2,447,344
9,000,000	3.000	TBA-30yr(a)	7,669,687
6,000,000	3.500	TBA-30yr(a)	5,319,844
6,000,000	4.000	TBA-30yr(a)	5,474,063
5,000,000	4.500	TBA-30yr(a)	4,692,187
15,000,000	5.000	TBA-30yr(a)	14,473,828
12,000,000	5.500	TBA-30yr(a)	11,878,125
5,000,000	6.500	TBA-30yr(a)	5,151,953
1,000,000	7.000	TBA-30yr(a)	1,046,875
Government National Mortgage Association
37,669	5.000	12/20/48	37,083
19,901	5.000	05/20/49	19,581
214,291	3.000	09/20/49	187,140
71,872	4.500	03/20/50	68,788
38,044	5.000	05/20/50	37,936
159,713	4.000	09/20/50	147,291
2,513,625	2.000	11/20/50	2,017,406
566,984	3.000	07/20/51	493,714
2,675,702	2.000	09/20/51	2,147,669
4,432,750	2.500	09/20/51	3,712,110
3,678,470	3.000	03/20/52	3,200,201
3,694,912	4.500	09/20/52	3,498,096
1,723,107	4.500	10/20/52	1,629,519
1,387,450	4.000	05/20/53	1,264,833
2,000,000	2.000	TBA-30yr(a)	1,603,438
2,000,000	4.000	TBA-30yr(a)	1,804,688
8,000,000	5.000	TBA-30yr(a)	7,745,625
3,000,000	2.500	TBA-30yr(a)	2,509,219
1,000,000	3.000	TBA-30yr(a)	869,063
5,000,000	3.500	TBA-30yr(a)	4,367,578
5,000,000	5.500	TBA-30yr(a)	4,965,625
4,000,000	6.000	TBA-30yr(a)	4,055,625
1,000,000	6.500	TBA-30yr(a)	1,030,273

TOTAL MORTGAGE-BACKED SECURITIES

(Cost $192,654,391)			189,690,001

Corporate Obligations – 21.6%

Aerospace & Defense – 0.5%
Boeing Co. (The)
250,000	3.250	03/01/28(b)	244,754
35,000	3.250	02/01/35(b)	29,635
100,000	3.300	03/01/35(b)	83,772
364,000	5.805	05/01/50(b)	342,429
8,000	3.825	03/01/59(b)	5,270
250,000	3.950	08/01/59(b)	168,683
135,000	5.930	05/01/60(b)	125,704
General Dynamics Corp.
209,000	3.625	04/01/30(b)	200,805
205,000	4.250	04/01/40(b)	178,392
L3Harris Technologies, Inc.
250,000	5.050	06/01/29(b)	251,054
100,000	1.800	01/15/31(b)	87,562
Leidos, Inc.
100,000	4.375	05/15/30(b)	97,407
100,000	5.400	03/15/32(b)	100,222
Lockheed Martin Corp.
239,000	5.250	01/15/33(b)	243,028

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Aerospace & Defense – (continued)
Lockheed Martin Corp. – (continued)
$77,000	2.800%	06/15/50(b)	$46,279
196,000	5.700	11/15/54(b)	188,729
Northrop Grumman Corp.
300,000	3.250	01/15/28(b)	294,607
175,000	4.750	06/01/43	154,526
208,000	4.950	03/15/53(b)	179,110
100,000	5.200	06/01/54(b)	88,827
RTX Corp.
400,000	6.100	03/15/34(b)	421,401
85,000	4.625	11/16/48(b)	70,480
188,000	6.400	03/15/54(b)	196,951
Textron, Inc.
80,000	3.000	06/01/30(b)	74,449
100,000	2.450	03/15/31(b)	89,343

			3,963,419

Agriculture – 0.1%
Archer-Daniels-Midland Co.
50,000	5.375	09/15/35	50,266
292,000	4.500	03/15/49(b)	239,651
Bunge Ltd. Finance Corp.
100,000	4.100	01/07/28(b)	99,254
100,000	2.750	05/14/31(b)	90,176
JBS NV/JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings
160,000	6.375	04/15/66(b)	151,044

			630,391

Banks – 3.9%
American Express Co.
	(SOFR + 1.260%)
50,000	4.731	04/25/29(b)(c)	50,074
	(SOFR + 1.835%)
490,000	5.043	05/01/34(b)(c)	483,183
	(SOFR + 1.790%)
287,000	5.667	04/25/36(b)(c)	289,841
Bank of America Corp.
	(TSFR3M + 1.302%)
142,000	3.419	12/20/28(b)(c)	139,780
	(SOFR + 0.830%)
283,000	4.979	01/24/29(b)(c)	284,221
	(SOFR + 1.630%)
340,000	5.202	04/25/29(b)(c)	341,796
	(SOFR + 1.570%)
100,000	5.819	09/15/29(b)(c)	101,802
	(SOFR + 1.000%)
280,000	5.162	01/24/31(b)(c)	281,418
	(SOFR + 2.150%)
280,000	2.592	04/29/31(b)(c)	257,089
	(SOFR + 1.040%)
250,000	4.695	04/23/32(b)(c)	244,716
(SOFR + 1.210%)
140,000	2.572	10/20/32(b)(c)	123,516
(SOFR + 1.650%)
272,000	5.468	01/23/35(b)(c)	272,822
	(US 5 Year CMT T-Note + 1.200%)
84,000	2.482	09/21/36(b)(c)	72,427

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	(TSFR3M + 2.076%)
$394,000	4.244%	04/24/38(b)(c)	$351,464
300,000	7.750	05/14/38	346,563
	(SOFR + 1.580%)
250,000	3.311	04/22/42(b)(c)	186,683
	(TSFR3M + 1.452%)
251,000	3.946	01/23/49(b)(c)	188,276
	(SOFR + 1.560%)
261,000	2.972	07/21/52(b)(c)	161,494
Bank of America Corp., MTN
65,000	3.248	10/21/27(b)	64,120
	(SOFR + 2.040%)
444,000	4.948	07/22/28(b)(c)	445,464
	(TSFR3M + 1.472%)
292,000	3.974	02/07/30(b)(c)	286,259
	(TSFR3M + 1.252%)
106,000	2.496	02/13/31(b)(c)	97,580
	(SOFR + 1.530%)
40,000	1.898	07/23/31(b)(c)	35,421
	(SOFR + 2.160%)
400,000	5.015	07/22/33(b)(c)	395,605
	(SOFR + 1.930%)
211,000	2.676	06/19/41(b)(c)	147,821
	(TSFR3M + 3.412%)
184,000	4.083	03/20/51(b)(c)	139,541
	(SOFR + 1.880%)
60,000	2.831	10/24/51(b)(c)	35,675
Bank of America Corp., Series L
57,000	4.183	11/25/27(b)	56,721
18,000	4.750	04/21/45	15,554
Bank of America Corp., Series N
	(SOFR + 1.650%)
42,000	3.483	03/13/52(b)(c)	28,532
Bank of New York Mellon Corp. (The)
	(SOFR + 0.887%)
191,000	4.942	02/11/31(b)(c)	190,445
	(SOFR + 1.230%)
104,000	5.060	07/22/32(b)(c)	103,749
	(SOFR + 1.512%)
100,000	4.706	02/01/34(b)(c)	96,740
Bank of New York Mellon Corp. (The), MTN
228,000	3.400	01/29/28(b)	224,933
231,000	1.800	07/28/31(b)	199,647
Capital One Financial Corp.
10,000	3.800	01/31/28(b)	9,875
50,000	6.700	11/29/32(b)	53,340
	(SOFR + 2.057%)
41,000	4.927	05/10/28(b)(c)	40,979
	(SOFR + 1.337%)
74,000	2.359	07/29/32(b)(c)	63,511
(SOFR + 2.600%)
343,000	5.817	02/01/34(b)(c)	347,423
(SOFR + 1.508%)
100,000	5.399	01/30/37(b)(c)	96,383
Charles Schwab Corp. (The)
50,000	2.000	03/20/28(b)	48,076
310,000	2.900	03/03/32(b)	277,388

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 2.010%)
$384,000	6.136%	08/24/34(b)(c)	$400,255
Citibank NA
750,000	4.914	05/29/30(b)	751,635
Citigroup, Inc.
	(SOFR + 1.887%)
168,000	4.658	05/24/28(b)(c)	168,027
	(SOFR + 1.364%)
390,000	5.174	02/13/30(b)(c)	391,266
	(SOFR + 1.422%)
266,000	2.976	11/05/30(b)(c)	250,043
	(SOFR + 1.177%)
140,000	2.520	11/03/32(b)(c)	122,690
	(SOFR + 1.351%)
100,000	3.057	01/25/33(b)(c)	89,528
	(SOFR + 2.338%)
226,000	6.270	11/17/33(b)(c)	237,395
	(SOFR + 2.056%)
188,000	5.827	02/13/35(b)(c)	188,339
	(SOFR + 1.447%)
478,000	5.449	06/11/35(b)(c)	476,753
	(SOFR + 4.548%)
135,000	5.316	03/26/41(b)(c)	129,325
	(SOFR + 1.746%)
80,000	5.612	03/04/56(b)(c)	75,048
Citizens Financial Group, Inc.
196,000	2.500	02/06/30(b)	179,658
Fifth Third Bancorp
88,000	2.550	05/05/27(b)	86,961
144,000	3.950	03/14/28(b)	142,397
40,000	8.250	03/01/38	47,507
	(SOFR + 1.660%)
124,000	4.337	04/25/33(b)(c)	117,687
First Citizens BancShares, Inc.
	(US 5 Year CMT T-Note + 1.970%)
65,000	6.254	03/12/40(b)(c)	63,163
First Horizon Corp.
	(SOFR + 1.766%)
201,000	5.514	03/07/31(b)(c)	201,684
Huntington Bancshares, Inc.
	(SOFR + 2.020%)
100,000	6.208	08/21/29(b)(c)	102,457
	(US 5 Year CMT T-Note + 1.350%)
100,000	5.605	01/28/41(b)(c)	95,921
JPMorgan Chase & Co.
1,000	7.625	10/15/26	1,004
257,000	4.250	10/01/27	256,437
100,000	8.750	09/01/30	113,170
160,000	5.500	10/15/40	157,071
15,000	5.400	01/06/42	14,430
80,000	5.625	08/16/43	77,659
40,000	4.850	02/01/44	35,436
	(SOFR + 1.990%)
361,000	4.851	07/25/28(b)(c)	361,714
	(SOFR + 0.860%)
100,000	4.505	10/22/28(b)(c)	99,919

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	(TSFR3M + 1.207%)
$200,000	3.509%	01/23/29(b)(c)	$197,056
	(SOFR + 0.800%)
200,000	4.915	01/24/29(b)(c)	200,863
	(TSFR3M + 1.592%)
40,000	4.452	12/05/29(b)(c)	39,634
	(TSFR3M + 1.510%)
128,000	2.739	10/15/30(b)(c)	119,649
407,000	2.525	11/19/41(b)(c)	276,401
	(SOFR + 1.040%)
100,000	4.603	10/22/30(b)(c)	99,072
	(SOFR + 1.435%)
155,000	5.103	04/22/31(b)(c)	155,145
	(TSFR3M + 1.105%)
249,000	1.764	11/19/31(b)(c)	217,189
	(SOFR + 1.180%)
400,000	2.545	11/08/32(b)(c)	351,883
	(SOFR + 1.800%)
354,000	4.586	04/26/33(b)(c)	343,305
	(SOFR + 2.080%)
100,000	4.912	07/25/33(b)(c)	98,413
	(SOFR + 1.810%)
110,000	6.254	10/23/34(b)(c)	115,720
	(SOFR + 1.460%)
76,000	5.294	07/22/35(b)(c)	75,195
	(SOFR + 1.315%)
450,000	5.502	01/24/36(b)(c)	449,333
	(TSFR3M + 1.622%)
152,000	3.882	07/24/38(b)(c)	130,476
	(TSFR3M + 2.460%)
185,000	3.109	04/22/41(b)(c)	138,320
	(SOFR + 1.550%)
133,000	5.534	11/29/45(b)(c)	126,530
	(TSFR3M + 1.842%)
350,000	4.260	02/22/48(b)(c)	277,999
	(TSFR3M + 1.642%)
170,000	3.964	11/15/48(b)(c)	128,131
	(SOFR + 2.440%)
230,000	3.109	04/22/51(b)(c)	146,474
	(SOFR + 1.580%)
150,000	3.328	04/22/52(b)(c)	99,231
KeyCorp
	(SOFRINDX + 2.420%)
290,000	6.401	03/06/35(b)(c)	302,753
M&T Bank Corp.
	(SOFR + 1.850%)
100,000	5.053	01/27/34(b)(c)	97,494
Manufacturers & Traders Trust Co.
250,000	4.700	01/27/28(b)	249,774
Morgan Stanley
100,000	3.591	07/22/28(b)(c)	98,909
	(SOFR + 1.290%)
140,000	2.943	01/21/33(b)(c)	124,227
	(SOFR + 2.560%)
376,000	6.342	10/18/33(b)(c)	395,278
	(SOFR + 1.555%)
500,000	5.320	07/19/35(b)(c)	491,416

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 1.360%)
$96,000	2.484%	09/16/36(b)(c)	$82,277
(SOFR + 1.184%)
561,000	5.073	01/30/37(b)(c)	535,407
(SOFR + 1.485%)
537,000	3.217	04/22/42(b)(c)	396,650
(SOFR + 1.710%)
167,000	5.516	11/19/55(b)(c)	154,092
Morgan Stanley, GMTN
(TSFR3M + 1.890%)
320,000	4.431	01/23/30(b)(c)	316,182
Morgan Stanley, MTN
(SOFR + 3.120%)
1,954,000	3.622	04/01/31(b)(c)	1,856,087
(SOFR + 1.034%)
50,000	1.794	02/13/32(b)(c)	43,048
(SOFR + 1.200%)
300,000	2.511	10/20/32(b)(c)	262,382
(SOFR + 1.870%)
543,000	5.250	04/21/34(b)(c)	536,223
31,000	4.375	01/22/47	24,992
(SOFR + 1.430%)
37,000	2.802	01/25/52(b)(c)	21,714
Morgan Stanley, Series I
(SOFR + 1.074%)
300,000	4.356	10/22/31(b)(c)	290,577
Morgan Stanley Private Bank NA
(SOFR + 1.020%)
250,000	4.465	11/19/31(b)(c)	243,292
Northern Trust Corp.
50,000	1.950	05/01/30(b)	45,105
PNC Bank NA
250,000	4.050	07/26/28	247,016
PNC Financial Services Group, Inc. (The)
165,000	3.150	05/19/27(b)	163,595
(SOFR + 0.979%)
50,000	2.307	04/23/32(b)(c)	44,174
(SOFRINDX + 2.140%)
100,000	6.037	10/28/33(b)(c)	103,633
(SOFR + 1.933%)
292,000	5.068	01/24/34(b)(c)	286,518
(SOFR + 2.284%)
188,000	6.875	10/20/34(b)(c)	203,818
(SOFR + 1.394%)
15,000	5.575	01/29/36(b)(c)	15,009
Regions Financial Corp.
(SOFR + 2.060%)
125,000	5.502	09/06/35(b)(c)	122,971
Santander Holdings USA, Inc.
80,000	4.400	07/13/27(b)	79,840
(SOFR + 2.356%)
158,000	6.499	03/09/29(b)(c)	161,606
(SOFR + 1.940%)
100,000	5.353	09/06/30(b)(c)	100,373
State Street Corp.
500,000	4.536	02/28/28(b)	500,927
100,000	2.400	01/24/30	92,894

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 1.484%)
$300,000	5.684%	11/21/29(b)(c)	$306,291
	(SOFR + 1.002%)
100,000	2.623	02/07/33(b)(c)	88,185
	(SOFR + 1.490%)
486,000	3.031	11/01/34(b)(c)	455,380
Synchrony Financial
108,000	3.950	12/01/27(b)	106,867
92,000	2.875	10/28/31(b)	80,971
Truist Financial Corp., MTN
	(SOFR + 1.620%)
266,000	5.435	01/24/30(b)(c)	268,833
	(SOFR + 1.571%)
60,000	5.153	08/05/32(b)(c)	59,531
	(SOFR + 2.240%)
196,000	4.916	07/28/33(b)(c)	188,470
	(SOFR + 1.922%)
188,000	5.711	01/24/35(b)(c)	189,640
U.S. Bancorp
	(SOFR + 1.230%)
100,000	4.653	02/01/29(b)(c)	99,795
	(SOFR + 2.090%)
140,000	5.850	10/21/33(b)(c)	143,656
	(SOFR + 2.260%)
127,000	5.836	06/12/34(b)(c)	130,008
	(SOFR + 1.860%)
140,000	5.678	01/23/35(b)(c)	141,440
	(SOFR + 1.411%)
140,000	5.424	02/12/36(b)(c)	138,691
	(US 5 Year CMT T-Note + 0.950%)
100,000	2.491	11/03/36(b)(c)	86,076
U.S. Bancorp, MTN
272,000	3.900	04/26/28(b)	269,044
80,000	3.000	07/30/29(b)	76,076
40,000	1.375	07/22/30(b)	34,950
	(SOFR + 1.020%)
140,000	2.677	01/27/33(b)(c)	122,931
U.S. Bancorp, Series X
140,000	3.150	04/27/27(b)	139,144
US Bancorp
	(SOFR + 2.020%)
100,000	5.775	06/12/29(b)(c)	101,591
Webster Financial Corp.
400,000	4.100	03/25/29(b)	391,456
Wells Fargo & Co.
	(SOFR + 2.020%)
277,000	5.389	04/24/34(b)(c)	276,979
	(SOFR + 1.740%)
289,000	5.605	04/23/36(b)(c)	290,153
	(SOFR + 1.340%)
170,000	4.892	09/15/36(b)(c)	162,062
	(SOFR + 1.100%)
247,000	4.960	01/23/37(b)(c)	235,316
	(SOFR + 2.530%)
170,000	3.068	04/30/41(b)(c)	125,325
120,000	5.606	01/15/44	112,049
60,000	3.900	05/01/45	45,890

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Wells Fargo & Co., MTN
	(TSFR3M + 1.572%)
$50,000	3.584%	05/22/28(b)(c)	$49,638
	(SOFR + 2.100%)
613,000	2.393	06/02/28(b)(c)	603,338
25,000	4.150	01/24/29(b)	24,673
217,000	4.750	12/07/46	177,662
	(SOFR + 1.740%)
285,000	5.574	07/25/29(b)(c)	288,772
	(TSFR3M + 1.432%)
52,000	2.879	10/30/30(b)(c)	48,860
	(TSFR3M + 1.262%)
256,000	2.572	02/11/31(b)(c)	235,811
	(TSFR3M + 4.032%)
340,000	4.478	04/04/31(b)(c)	333,135
Wells Fargo Bank NA
300,000	6.600	01/15/38	320,487

			32,537,974

Basic Industry – 0.2%
Air Products and Chemicals, Inc.
150,000	4.600	02/08/29(b)	149,714
Dow Chemical Co. (The)
196,000	4.375	11/15/42(b)	155,498
60,000	3.600	11/15/50(b)	38,905
DuPont de Nemours, Inc.
144,000	4.725	11/15/28(b)(d)	143,521
43,000	5.419	11/15/48(b)	39,302
Eagle Materials, Inc.
130,000	2.500	07/01/31(b)	115,088
Ecolab, Inc.
120,000	3.250	12/01/27(b)	118,207
250,000	1.300	01/30/31(b)	214,356
EIDP, Inc.
130,000	4.800	05/15/33(b)	123,946
Linde, Inc.
61,000	1.100	08/10/30(b)	53,017
LYB International Finance III LLC
40,000	2.250	10/01/30(b)	35,615
271,000	3.625	04/01/51(b)	174,763
Packaging Corp. of America
125,000	5.200	08/15/35(b)	122,495
RPM International, Inc.
150,000	4.250	01/15/48(b)	115,576
Sherwin-Williams Co. (The)
188,000	3.450	06/01/27(b)	186,611
250,000	3.300	05/15/50(b)	162,559
Westlake Corp.
175,000	3.125	08/15/51(b)	103,594

			2,052,767

Broadcasting – 0.0%
Discovery Communications LLC
30,000	5.300	05/15/49(b)	17,663
Fox Corp.
140,000	6.500	10/13/33(b)	147,373

			165,036

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Brokerage – 0.2%
Affiliated Managers Group, Inc.
$130,000	3.300%	06/15/30(b)	$122,028
Blackrock, Inc.
228,000	4.600	07/26/27(b)	228,772
140,000	4.750	05/25/33(b)	137,486
CME Group, Inc.
100,000	4.150	06/15/48(b)	79,309
Intercontinental Exchange, Inc.
230,000	3.625	09/01/28(b)	225,356
94,000	4.600	03/15/33(b)	90,953
165,000	2.650	09/15/40(b)	116,551
45,000	3.000	09/15/60(b)	25,092
Jefferies Financial Group, Inc.
40,000	4.150	01/23/30	38,315
130,000	5.125	04/28/31(b)	127,060
84,000	6.250	01/15/36	84,166
20,000	6.500	01/20/43	19,708
Nasdaq, Inc.
427,000	5.350	06/28/28(b)	431,942
Raymond James Financial, Inc.
50,000	4.650	04/01/30(b)	49,665

			1,776,403

Building Materials – 0.1%
CRH America Finance, Inc.
360,000	5.500	01/09/35(b)	359,339
Ferguson Enterprises, Inc.
200,000	4.350	03/15/31(b)	194,380
Masco Corp.
50,000	1.500	02/15/28(b)	47,807
Owens Corning
50,000	3.500	02/15/30(b)	47,602
Vulcan Materials Co.
50,000	5.350	12/01/34(b)	49,654

			698,782

Capital Goods – 1.0%
3M Co.
50,000	2.375	08/26/29(b)	46,694
Amphenol Corp.
72,000	2.800	02/15/30(b)	67,161
115,000	4.125	11/15/30(b)	111,371
200,000	2.200	09/15/31(b)	175,441
Carlisle Cos., Inc.
100,000	3.750	12/01/27(b)	99,070
Carrier Global Corp.
100,000	3.377	04/05/40(b)	77,641
100,000	6.200	03/15/54(b)	102,094
Caterpillar Financial Services Corp., MTN
50,000	3.600	08/12/27	49,698
Caterpillar, Inc.
50,000	3.803	08/15/42	40,166
296,000	3.250	04/09/50(b)	199,677
Cintas Corp. No 2
250,000	4.000	05/01/32(b)	238,062
Corning, Inc.
67,000	5.350	11/15/48(b)	60,547
45,000	4.375	11/15/57(b)	33,805
100,000	5.450	11/15/79(b)	85,994

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – (continued)
Cummins, Inc.
$150,000	5.150%	02/20/34(b)	$149,121
107,000	2.600	09/01/50(b)	61,474
Deere & Co.
200,000	7.125	03/03/31	217,642
70,000	3.900	06/09/42(b)	57,085
150,000	3.750	04/15/50(b)	110,086
Dover Corp.
50,000	6.600	03/15/38	54,345
Eaton Corp.
200,000	4.150	03/15/33(b)	190,286
Flowserve Corp.
140,000	3.500	10/01/30(b)	131,201
GE Capital International Funding Co Unlimited Co.
270,000	4.418	11/15/35	252,303
General Electric Co., MTN
9,000	5.875	01/14/38	9,343
Honeywell International, Inc.
100,000	2.700	08/15/29(b)	94,533
188,000	1.950	06/01/30(b)	169,067
15,000	4.750	02/01/32(b)	14,847
90,000	4.500	01/15/34(b)	86,315
Illinois Tool Works, Inc.
115,000	3.900	09/01/42(b)	92,606
Ingersoll Rand, Inc.
90,000	5.176	06/15/29(b)	91,055
Jabil, Inc.
9,000	4.250	05/15/27(b)	8,967
80,000	3.600	01/15/30(b)	75,977
Jacobs Engineering Group, Inc.
35,000	6.350	08/18/28(b)	35,943
John Deere Capital Corp., MTN
110,000	4.900	06/11/27	110,440
290,000	4.750	01/20/28	291,150
35,000	2.800	07/18/29	33,223
80,000	2.450	01/09/30	74,295
Johnson Controls International PLC
100,000	4.500	02/15/47(b)	82,079
Johnson Controls International PLC / Tyco Fire & Security
Finance SCA
100,000	5.500	04/19/29(b)	101,608
100,000	2.000	09/16/31(b)	86,637
Lennox International, Inc.
50,000	5.500	09/15/28(b)	50,620
Otis Worldwide Corp.
150,000	5.250	08/16/28(b)	151,490
Quanta Services, Inc.
196,000	2.900	10/01/30(b)	179,883
Regal Rexnord Corp.
264,000	6.050	04/15/28(b)	268,544
135,000	6.300	02/15/30(b)	139,140
Republic Services, Inc.
187,000	1.750	02/15/32(b)	158,145
150,000	2.375	03/15/33(b)	128,110
100,000	5.000	04/01/34(b)	98,855
145,000	5.200	11/15/34(b)	144,397
Roper Technologies, Inc.
120,000	4.200	09/15/28(b)	118,672

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – (continued)
Roper Technologies, Inc. – (continued)
$470,000	1.750%	02/15/31(b)	$405,167
Teledyne Technologies, Inc.
15,000	2.250	04/01/28(b)	14,431
Timken Co. (The)
100,000	4.125	04/01/32(b)	94,126
Trane Technologies Financing Ltd.
50,000	3.800	03/21/29(b)	48,868
Trane Technologies Holdco, Inc.
100,000	3.750	08/21/28(b)	98,453
Veralto Corp.
148,000	5.350	09/18/28(b)	149,567
Waste Management, Inc.
100,000	3.150	11/15/27(b)	98,462
1,000,000	3.875	01/15/29(b)	981,893
100,000	4.100	03/01/45(b)	81,156
135,000	4.150	07/15/49(b)	105,509
50,000	2.500	11/15/50(b)	28,485
Westinghouse Air Brake Technologies Corp.
117,000	4.700	09/15/28(b)	116,795
WRKCo, Inc.
100,000	3.900	06/01/28(b)	98,425
WW Grainger, Inc.
60,000	4.600	06/15/45(b)	51,387
94,000	3.750	05/15/46(b)	71,085
Xylem, Inc.
420,000	1.950	01/30/28(b)	404,446

			8,355,160

Communications – 0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital
82,000	3.750	02/15/28(b)	80,331
82,000	4.200	03/15/28(b)	80,806
90,000	5.050	03/30/29(b)	89,211
255,000	6.650	02/01/34(b)	256,965
72,000	6.384	10/23/35(b)	70,186
136,000	5.375	04/01/38(b)	118,083
147,000	6.484	10/23/45(b)	130,839
35,000	7.087	05/01/47(b)(d)	34,688
256,000	7.337	07/01/49(b)(d)	254,954
85,000	3.850	04/01/61(b)	47,767
80,000	4.400	12/01/61(b)	49,625
Comcast Corp.
625,000	1.950	01/15/31(b)	547,505
102,000	4.250	01/15/33	95,744
156,000	5.300	06/01/34(b)	153,728
200,000	6.500	11/15/35	210,481
305,000	3.969	11/01/47(b)	209,039
18,000	4.700	10/15/48(b)	13,719
266,000	2.800	01/15/51(b)	141,228
19,000	2.887	11/01/51(b)	10,158
80,000	5.350	05/15/53(b)	65,855
100,000	5.650	06/01/54(b)	86,455
100,000	6.050	05/15/55(b)	91,361
246,000	2.937	11/01/56(b)	126,087
100,000	2.650	08/15/62(b)	45,550
70,000	2.987	11/01/63(b)	33,998

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Communications – (continued)
Space Exploration Technologies Corp.
$140,000	5.350%	07/15/31(b)(d)	$136,851
140,000	5.650	07/15/33(b)(d)	134,650
279,000	5.875	07/15/36(b)(d)	262,767
229,000	6.650	07/15/56(b)(d)	204,315
Time Warner Cable Enterprises LLC
94,000	8.375	07/15/33	102,548
Time Warner Cable LLC
57,000	6.750	06/15/39	54,232
15,000	5.875	11/15/40(b)	13,052
57,000	5.500	09/01/41(b)	47,371
TWDC Enterprises 18 Corp.
15,000	4.375	08/16/41	12,845
TWDC Enterprises 18 Corp., GMTN
15,000	4.125	06/01/44	12,018
TWDC Enterprises 18 Corp., MTN
228,000	2.950	06/15/27	225,860
Walt Disney Co. (The)
226,000	2.200	01/13/28	219,727
497,000	2.000	09/01/29(b)	461,860
80,000	3.800	03/22/30	77,512
15,000	4.750	09/15/44(b)	13,013
50,000	3.600	01/13/51(b)	34,910

5,057,894

Consumer Cyclical – 1.8%
Amazon.com, Inc.
106,000	3.300	04/13/27(b)	105,394
228,000	3.150	08/22/27(b)	225,476
100,000	4.000	03/13/29(b)	98,297
675,000	1.500	06/03/30(b)	596,891
42,000	2.100	05/12/31(b)	36,994
100,000	4.350	03/20/33(b)	95,234
100,000	5.300	07/09/36(b)	97,918
196,000	3.875	08/22/37(b)	169,964
274,000	2.875	05/12/41(b)	195,703
130,000	4.950	12/05/44(b)	115,405
519,000	2.500	06/03/50(b)	281,982
50,000	3.100	05/12/51(b)	30,525
196,000	3.950	04/13/52(b)	138,623
617,000	2.700	06/03/60(b)	312,068
254,000	3.250	05/12/61(b)	144,363
American Honda Finance Corp.
826,000	4.550	03/03/28	824,078
100,000	4.600	04/17/30	98,244
American Honda Finance Corp., GMTN
112,000	5.125	07/07/28	112,713
AutoZone, Inc.
34,000	4.000	04/15/30(b)	32,863
Best Buy Co., Inc.
190,000	4.450	10/01/28(b)	188,834
Costco Wholesale Corp.
40,000	3.000	05/18/27(b)	39,717
98,000	1.750	04/20/32(b)	83,858
Dollar General Corp.
360,000	5.450	07/05/33(b)	359,642
Dollar Tree, Inc.
150,000	4.200	05/15/28(b)	148,479

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
DR Horton, Inc.
$94,000	1.400%	10/15/27(b)	$90,820
eBay, Inc.
84,000	6.300	11/22/32(b)	88,477
325,000	3.650	05/10/51(b)	224,609
Expedia Group, Inc.
158,000	3.800	02/15/28(b)	155,902
Ford Motor Co.
18,000	3.250	02/12/32(b)	15,727
Ford Motor Credit Co. LLC
250,000	4.125	08/17/27(b)	248,661
201,000	5.918	03/20/28(b)	202,884
290,000	6.798	11/07/28(b)	298,526
417,000	5.875	11/07/29(b)	421,301
200,000	6.054	11/05/31(b)	201,348
250,000	7.122	11/07/33(b)	263,250
General Motors Co.
47,000	6.800	10/01/27(b)	47,928
50,000	5.350	04/15/28(b)	50,352
80,000	5.600	10/15/32(b)	80,975
57,000	6.600	04/01/36(b)	60,064
120,000	5.400	04/01/48(b)	104,003
General Motors Financial Co., Inc.
140,000	5.400	05/08/27	140,767
83,000	5.050	04/04/28	83,354
21,000	2.400	04/10/28(b)	20,221
100,000	2.400	10/15/28(b)	95,026
122,000	2.700	06/10/31(b)	109,001
18,000	5.600	06/18/31(b)	18,245
109,000	5.450	09/06/34(b)	107,216
196,000	5.900	01/07/35(b)	197,337
68,000	5.450	01/08/36(b)	66,263
Global Payments, Inc.
140,000	5.400	03/15/33(b)	136,048
Home Depot, Inc. (The)
234,000	2.800	09/14/27(b)	230,287
100,000	0.900	03/15/28(b)	94,818
100,000	1.375	03/15/31(b)	85,819
5,000	4.500	09/15/32(b)	4,891
200,000	3.300	04/15/40(b)	155,568
50,000	5.400	09/15/40(b)	48,681
90,000	4.500	12/06/48(b)	73,601
163,000	3.125	12/15/49(b)	104,715
292,000	3.625	04/15/52(b)	201,448
Hyatt Hotels Corp.
500,000	5.750	04/23/30(b)	509,023
Lennar Corp.
106,000	4.750	11/29/27(b)	106,053
Lowe’s Cos., Inc.
92,000	2.625	04/01/31(b)	82,974
175,000	5.150	07/01/33(b)	173,216
200,000	3.000	10/15/50(b)	119,691
140,000	5.625	04/15/53(b)	128,833
100,000	4.450	04/01/62(b)	73,606
Marriott International, Inc., Series FF
196,000	4.625	06/15/30(b)	193,068
Mastercard, Inc.
140,000	4.350	01/15/32(b)	136,150

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Mastercard, Inc. – (continued)
$94,000	3.950%	02/26/48(b)	$71,347
McDonald’s Corp., MTN
172,000	3.500	07/01/27(b)	170,710
45,000	4.700	12/09/35(b)	42,975
200,000	6.300	03/01/38	211,582
24,000	4.875	12/09/45(b)	20,823
30,000	4.450	09/01/48(b)	24,073
18,000	5.150	09/09/52(b)	15,778
NIKE, Inc.
50,000	3.875	11/01/45(b)	38,260
100,000	3.375	03/27/50(b)	67,083
O’Reilly Automotive, Inc.
80,000	4.200	04/01/30(b)	77,883
PulteGroup, Inc.
88,000	6.375	05/15/33	92,511
Royal Caribbean Cruises Ltd.
312,000	3.700	03/15/28(b)	306,849
Sekisui House US, Inc.
76,000	2.500	01/15/31(b)	66,880
40,000	6.000	01/15/43(b)	35,750
190,000	3.966	08/06/61(b)	119,812
Starbucks Corp.
30,000	3.750	12/01/47(b)	21,630
246,000	3.350	03/12/50(b)	161,099
Tapestry, Inc.
33,000	4.125	07/15/27(b)	32,843
Target Corp.
12,000	4.500	09/15/32(b)	11,811
100,000	3.900	11/15/47(b)	74,866
292,000	4.800	01/15/53(b)	249,543
Toyota Motor Credit Corp.
40,000	3.650	01/08/29	39,257
90,000	5.550	11/20/30	92,089
10,000	5.100	03/21/31	10,055
100,000	1.900	09/12/31	86,420
Toyota Motor Credit Corp., MTN
94,000	1.150	08/13/27	91,226
500,000	4.450	06/29/29	495,989
80,000	3.375	04/01/30	76,020
Visa, Inc.
40,000	1.900	04/15/27(b)	39,442
77,000	0.750	08/15/27(b)	74,482
201,000	2.750	09/15/27(b)	197,710
50,000	1.100	02/15/31(b)	42,910
186,000	4.700	02/12/36(b)	179,768
Walmart, Inc.
100,000	7.550	02/15/30	109,377
122,000	1.800	09/22/31(b)	106,235
70,000	4.150	09/09/32(b)	67,731
100,000	5.250	09/01/35	100,798
530,000	2.650	09/22/51(b)	311,691
60,000	4.500	04/15/53(b)	49,810
Western Union Co. (The)
140,000	6.200	11/17/36	140,608

			14,809,738

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – 1.8%
Abbott Laboratories
$755,000	4.750%	11/30/36(b)	$720,163
70,000	6.150	11/30/37	74,738
129,000	6.000	04/01/39	134,926
AbbVie, Inc.
52,000	4.800	03/15/29(b)	52,103
290,000	4.050	11/21/39(b)	247,838
94,000	4.625	10/01/42(b)	81,815
188,000	4.400	11/06/42	159,514
354,000	4.700	05/14/45(b)	304,238
117,000	4.450	05/14/46(b)	96,388
150,000	4.250	11/21/49(b)	117,272
Agilent Technologies, Inc.
100,000	2.750	09/15/29(b)	94,049
Altria Group, Inc.
115,000	3.400	05/06/30(b)	108,880
48,000	5.800	02/14/39(b)	47,356
40,000	4.500	05/02/43	32,472
40,000	5.375	01/31/44	35,967
75,000	3.875	09/16/46(b)	53,700
92,000	5.950	02/14/49(b)	87,014
55,000	4.450	05/06/50(b)	41,602
Amgen, Inc.
292,000	5.150	03/02/28(b)	294,065
292,000	5.250	03/02/30(b)	294,176
200,000	5.250	03/02/33(b)	200,530
200,000	6.400	02/01/39	209,477
109,000	3.375	02/21/50(b)	73,401
103,000	4.875	03/01/53(b)	85,671
100,000	5.650	02/19/56(b)	93,129
100,000	4.400	02/22/62(b)	74,035
237,000	5.750	03/02/63(b)	220,492
Baxter International, Inc.
300,000	2.272	12/01/28(b)	283,071
Becton Dickinson & Co.
200,000	5.110	02/08/34(b)	197,381
Biogen, Inc.
292,000	2.250	05/01/30(b)	265,128
Bristol-Myers Squibb Co.
486,000	1.450	11/13/30(b)	424,786
100,000	5.100	02/22/31(b)	100,781
160,000	4.125	06/15/39(b)	138,361
82,000	3.550	03/15/42(b)	63,086
155,000	3.700	03/15/52(b)	107,618
110,000	3.900	03/15/62(b)	75,258
Cardinal Health, Inc.
188,000	3.410	06/15/27(b)	186,439
Centene Corp.
47,000	4.250	12/15/27(b)	46,868
DENTSPLY SIRONA, Inc.
200,000	3.250	06/01/30(b)	185,355
Elevance Health, Inc.
290,000	5.500	10/15/32(b)	294,092
30,000	5.200	02/15/35(b)	29,391
50,000	5.000	01/15/36(b)	47,999
50,000	6.100	10/15/52(b)	48,706
62,000	5.700	02/15/55(b)	57,536

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Eli Lilly & Co.
$15,000	3.100%	05/15/27(b)	$14,871
102,000	3.375	03/15/29(b)	99,122
125,000	4.250	03/15/31(b)	122,129
400,000	4.700	02/09/34(b)	390,884
44,000	3.950	03/15/49(b)	33,481
85,000	5.600	02/12/65(b)	79,925
20,000	5.650	10/15/65(b)	18,939
Equifax, Inc.
42,000	2.350	09/15/31(b)	36,627
Gilead Sciences, Inc.
200,000	5.250	10/15/33(b)	201,844
100,000	5.550	10/15/53(b)	94,222
160,000	5.500	11/15/54(b)	150,036
GlaxoSmithKline Capital, Inc.
300,000	3.875	05/15/28	296,975
84,000	6.375	05/15/38	89,457
Johnson & Johnson
50,000	6.950	09/01/29	53,674
100,000	4.900	06/01/31(b)	100,709
300,000	5.000	03/01/35(b)	300,368
335,000	3.550	03/01/36(b)	296,922
96,000	3.400	01/15/38(b)	81,112
374,000	2.100	09/01/40(b)	252,859
340,000	4.500	09/01/40	313,447
Johnson & Johnson
100,000	1.300	09/01/30(b)	87,951
Kroger Co. (The)
196,000	5.500	09/15/54(b)	176,381
77,000	5.650	09/15/64(b)	69,105
Laboratory Corp. of America Holdings
100,000	4.550	04/01/32(b)	97,186
Medtronic, Inc.
300,000	4.375	03/15/35	281,901
80,000	4.625	03/15/45	69,100
Merck & Co., Inc.
450,000	4.050	05/17/28(b)	447,416
159,000	2.350	06/24/40(b)	109,616
196,000	5.000	05/17/53(b)	169,987
50,000	2.900	12/10/61(b)	27,411
Mylan, Inc.
92,000	5.400	11/29/43(b)	78,785
Novartis Capital Corp.
50,000	4.000	11/20/45(b)	39,567
Pfizer Investment Enterprises Pte Ltd.
223,000	4.750	05/19/33(b)	217,468
196,000	5.300	05/19/53(b)	176,324
100,000	5.340	05/19/63(b)	87,451
Pfizer, Inc.
100,000	1.700	05/28/30(b)	89,234
486,000	1.750	08/18/31(b)	418,933
100,000	7.200	03/15/39	113,712
101,000	4.400	05/15/44	84,960
45,000	4.000	03/15/49(b)	33,856
Pharmacia LLC
100,000	6.600	12/01/28	104,197
Philip Morris International, Inc.
200,000	4.750	11/01/31(b)	197,383

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Philip Morris International, Inc. – (continued)
$250,000	5.375%	02/15/33(b)	$252,125
50,000	5.250	02/13/34(b)	49,832
Regeneron Pharmaceuticals, Inc.
428,000	1.750	09/15/30(b)	377,065
Revvity, Inc.
100,000	1.900	09/15/28(b)	94,352
50,000	2.550	03/15/31(b)	44,759
Royalty Pharma PLC
100,000	2.200	09/02/30(b)	89,637
Stryker Corp.
130,000	4.625	09/11/34(b)	124,544
Takeda U.S. Financing, Inc.
200,000	5.900	07/07/55(b)	193,873
Thermo Fisher Scientific, Inc.
292,000	5.086	08/10/33(b)	290,678
150,000	4.100	08/15/47(b)	118,114
Utah Acquisition Sub, Inc.
75,000	5.250	06/15/46(b)	61,464
Viatris, Inc.
115,000	4.000	06/22/50(b)	77,444
Wyeth LLC
102,000	6.500	02/01/34	109,620
Zimmer Biomet Holdings, Inc.
50,000	5.200	09/15/34(b)	49,180
Zoetis, Inc.
239,000	2.000	05/15/30(b)	215,187

			14,940,268

Consumer Products – 0.2%
Church & Dwight Co., Inc.
50,000	2.300	12/15/31(b)	43,774
Clorox Co. (The)
15,000	4.600	05/01/32(b)	14,504
Colgate-Palmolive Co.
150,000	3.100	08/15/27(b)	148,478
Estee Lauder Cos., Inc. (The)
50,000	1.950	03/15/31(b)	43,763
340,000	5.150	05/15/53(b)	296,344
Haleon US Capital LLC
250,000	4.000	03/24/52(b)	186,294
Hasbro, Inc.
10,000	5.100	05/15/44(b)	8,500
Kenvue, Inc.
292,000	5.050	03/22/53(b)	254,237
Kimberly-Clark Corp.
125,000	6.625	08/01/37	138,004
Procter & Gamble Co. (The)
15,000	2.850	08/11/27	14,812
100,000	1.950	04/23/31	88,501
200,000	4.550	01/29/34(b)	195,431
100,000	5.550	03/05/37	103,771
110,000	3.600	03/25/50(b)	82,205

			1,618,618

Distributors – 0.0%
LKQ Corp.
94,000	6.250	06/15/33(b)	96,182

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Distributors – (continued)
PACCAR Financial Corp., MTN
$50,000	5.000%	03/22/34	$49,434

			145,616

Electric – 2.8%
AEP Texas, Inc.
74,000	5.700	05/15/34(b)	74,593
AEP Transmission Co. LLC
234,000	5.400	03/15/53(b)	213,658
AEP Transmission Co. LLC, Series O
50,000	4.500	06/15/52(b)	40,037
AES Corp. (The)
250,000	5.800	03/15/32(b)	250,782
Alabama Power Co., Series 20-A
15,000	1.450	09/15/30(b)	13,151
Alabama Power Co., Series A
94,000	4.300	07/15/48(b)	74,649
Alliant Energy Corp.
(US 5 Year CMT T-Note + 2.077%)
100,000	5.750	04/01/56(b)(c)	98,625
Ameren Illinois Co.
126,000	4.950	06/01/33(b)	124,267
114,000	5.900	12/01/52(b)	112,451
American Electric Power Co., Inc.
226,000	5.625	03/01/33(b)	230,888
(US 5 Year CMT T-Note + 2.750%)
200,000	7.050	12/15/54(b)(c)	208,000
American Electric Power Co., Inc., Series D
(US 5 Year CMT T-Note + 1.940%)
86,000	6.050	03/15/56(b)(c)	84,221
Arizona Public Service Co.
300,000	2.600	08/15/29(b)	281,378
50,000	3.500	12/01/49(b)	33,663
Atmos Energy Corp.
300,000	2.625	09/15/29(b)	283,057
200,000	5.900	11/15/33(b)	208,349
80,000	2.850	02/15/52(b)	47,742
80,000	5.750	10/15/52(b)	77,141
Berkshire Hathaway Energy Co.
100,000	4.500	02/01/45(b)	82,764
188,000	2.850	05/15/51(b)	109,332
170,000	4.600	05/01/53(b)	135,086
Black Hills Corp.
20,000	2.500	06/15/30(b)	18,246
CenterPoint Energy Houston Electric LLC, Series AE
121,000	2.350	04/01/31(b)	108,322
CenterPoint Energy Houston Electric LLC, Series AR
100,000	4.850	04/01/36(b)	95,315
CenterPoint Energy Resources Corp.
392,000	5.250	03/01/28(b)	395,751
CenterPoint Energy, Inc.
(US 5 Year CMT T-Note + 2.586%)
200,000	6.700	05/15/55(b)(c)	204,550
Cleco Corporate Holdings LLC
80,000	3.375	09/15/29(b)	75,332

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Cleco Power LLC
$15,000	6.000%	12/01/40	$15,095
Commonwealth Edison Co.
386,000	5.900	03/15/36	399,288
196,000	4.600	08/15/43(b)	168,450
100,000	4.000	03/01/49(b)	75,358
Connecticut Light and Power Co. (The)
100,000	4.650	01/01/29(b)	99,850
Consolidated Edison Co. of New York, Inc.
100,000	3.200	12/01/51(b)	63,042
150,000	5.750	11/15/55(b)	141,834
Consolidated Edison Co. of New York, Inc., Series 08-B
200,000	6.750	04/01/38	219,022
Constellation Energy Generation LLC
150,000	6.125	01/15/34(b)	155,863
Consumers Energy Co.
250,000	4.625	05/15/33(b)	242,615
150,000	4.100	11/15/45(b)	116,671
140,000	6.100	08/15/56(b)	140,506
Dominion Energy South Carolina, Inc., Series A
150,000	2.300	12/01/31(b)	131,585
Dominion Energy, Inc.
80,000	4.250	06/01/28(b)	79,409
200,000	5.000	06/15/30(b)	199,952
Dominion Energy, Inc., Series C
296,000	3.375	04/01/30(b)	280,065
DTE Electric Co.
150,000	3.950	06/15/42(b)	119,185
15,000	3.700	03/15/45(b)	11,251
DTE Electric Co., Series A
100,000	1.900	04/01/28(b)	96,119
40,000	4.000	04/01/43(b)	32,151
Duke Energy Carolinas LLC
100,000	4.000	09/30/42(b)	80,598
112,000	3.700	12/01/47(b)	80,938
100,000	3.950	03/15/48(b)	74,783
50,000	3.200	08/15/49(b)	32,615
Duke Energy Corp.
50,000	4.850	01/05/29(b)	50,116
102,000	2.550	06/15/31(b)	91,221
200,000	3.750	09/01/46(b)	143,873
Duke Energy Florida LLC
25,000	3.400	10/01/46(b)	17,535
100,000	3.000	12/15/51(b)	61,368
Duke Energy Indiana LLC
50,000	6.350	08/15/38	53,179
40,000	6.450	04/01/39	42,814
200,000	3.750	05/15/46(b)	148,198
122,000	2.750	04/01/50(b)	71,744
Duke Energy Progress LLC
60,000	3.700	09/01/28(b)	59,013
100,000	3.450	03/15/29(b)	97,193
196,000	6.300	04/01/38	207,379
15,000	4.100	05/15/42(b)	12,254
100,000	5.350	03/15/53(b)	90,651
Edison International
284,000	4.125	03/15/28(b)	279,616

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Entergy Arkansas LLC
$100,000	4.950%	12/15/44(b)	$86,526
Entergy Corp.
50,000	2.800	06/15/30(b)	46,252
	(US 5 Year CMT T-Note + 2.670%)
160,000	7.125	12/01/54(b)(c)	166,000
Entergy Louisiana LLC
100,000	3.120	09/01/27(b)	99,165
194,000	4.200	04/01/50(b)	146,939
150,000	5.700	03/15/54(b)	141,416
Entergy Texas, Inc.
160,000	5.150	06/01/45(b)	144,586
Evergy Kansas Central, Inc.
100,000	3.250	09/01/49(b)	65,913
Evergy Metro, Inc.
130,000	4.950	04/15/33(b)	127,793
Evergy Metro, Inc., Series 2020
370,000	2.250	06/01/30(b)	337,445
Eversource Energy
200,000	5.450	03/01/28(b)	202,031
Eversource Energy, Series M
150,000	3.300	01/15/28(b)	147,392
Exelon Corp.
240,000	5.300	03/15/33(b)	238,849
70,000	5.450	03/15/34(b)	69,659
100,000	4.950	06/15/35(b)	95,388
135,000	4.450	04/15/46(b)	108,179
FirstEnergy Pennsylvania Electric Co.
129,000	4.550	03/15/31(b)(d)	126,410
FirstEnergy Transmission LLC
130,000	5.000	01/15/35(b)	125,285
Florida Power & Light Co.
50,000	5.625	04/01/34	51,067
133,000	5.000	08/01/34(b)	131,000
100,000	5.125	06/01/36(b)	97,840
486,000	5.650	02/01/37	496,187
50,000	5.125	06/01/41(b)	47,169
521,000	5.600	02/15/66(b)	477,009
100,000	5.900	06/01/66(b)	95,960
Georgia Power Co.
50,000	5.500	10/01/55(b)	46,236
Georgia Power Co., Series A
200,000	3.250	03/15/51(b)	129,017
Georgia Power Co., Series B
168,000	2.650	09/15/29(b)	157,989
15,000	3.700	01/30/50(b)	10,642
Government National Mortgage Association
200,000	5.500	03/15/34(b)	203,179
94,000	5.700	05/15/54(b)	88,601
Idaho Power Co., MTN
50,000	3.650	03/01/45(b)	36,929
Interstate Power and Light Co.
150,000	5.100	09/30/31(b)	149,520
Louisville Gas and Electric Co.
50,000	4.375	10/01/45(b)	40,829
MidAmerican Energy Co.
100,000	5.300	02/01/55(b)	89,469

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
National Grid USA
$100,000	8.000%	11/15/30	$110,835
National Rural Utilities Cooperative Finance Corp.
40,000	2.400	03/15/30(b)	36,737
	(US 5 Year CMT T-Note + 3.533%)
200,000	7.125	09/15/53(b)(c)	207,000
National Rural Utilities Cooperative Finance Corp., MTN
100,000	5.050	09/15/28(b)	100,601
Nevada Power Co.
50,000	5.450	05/15/41(b)	47,925
NextEra Energy Capital Holdings, Inc.
165,000	5.900	03/15/55(b)	155,619
	(3M USD LIBOR + 2.409%)
100,000	4.800	12/01/77(b)(c)	99,022
NiSource, Inc.
184,000	5.250	03/30/28(b)	185,717
150,000	2.950	09/01/29(b)	142,100
130,000	5.300	05/18/36(b)	126,999
	(US 5 Year CMT T-Note + 2.451%)
200,000	6.950	11/30/54(b)(c)	206,750
Northern States Power Co.
172,000	4.500	06/01/52(b)	137,708
20,000	5.400	03/15/54(b)	18,360
NSTAR Electric Co.
115,000	3.200	05/15/27(b)	114,016
100,000	3.950	04/01/30(b)	96,766
100,000	4.650	05/15/31(b)	98,592
100,000	4.400	03/01/44(b)	83,849
Ohio Edison Co.
130,000	6.875	07/15/36	142,664
Ohio Power Co.
196,000	4.150	04/01/48(b)	148,689
Oklahoma Gas and Electric Co.
50,000	4.000	12/15/44(b)	38,243
Oncor Electric Delivery Co. LLC
100,000	7.000	05/01/32	109,546
150,000	3.800	09/30/47(b)	110,637
244,000	3.100	09/15/49(b)	154,224
50,000	5.800	04/01/55(b)	47,960
Pacific Gas and Electric Co.
164,000	2.100	08/01/27(b)	160,155
204,000	4.300	03/15/45(b)	156,361
150,000	4.000	12/01/46(b)	108,201
50,000	5.250	03/01/52(b)	41,658
213,000	6.750	01/15/53(b)	213,431
PacifiCorp
100,000	5.100	02/15/29(b)	100,461
200,000	5.300	02/15/31(b)	201,047
196,000	5.750	04/01/37	192,328
198,000	5.500	05/15/54(b)	173,087
	(US 5 Year CMT T-Note + 3.319%)
7,000	7.375	09/15/55(b)(c)	7,048
PECO Energy Co.
100,000	4.800	10/15/43(b)	88,902
125,000	3.900	03/01/48(b)	93,375

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
PECO Energy Co. – (continued)
$214,000	3.050%	03/15/51(b)	$133,396
Piedmont Natural Gas Co., Inc.
200,000	4.650	08/01/43(b)	169,595
Potomac Electric Power Co.
150,000	4.150	03/15/43(b)	122,314
PPL Capital Funding, Inc.
150,000	5.250	09/01/34(b)	147,291
PPL Electric Utilities Corp.
100,000	5.550	08/15/55(b)	92,986
Public Service Co. of Colorado
100,000	1.875	06/15/31(b)	86,451
30,000	5.350	05/15/34(b)	29,868
200,000	5.250	04/01/53(b)	176,744
Public Service Co. of New Hampshire, Series V
100,000	2.200	06/15/31(b)	88,274
Public Service Electric and Gas Co., MTN
42,000	1.900	08/15/31(b)	36,410
232,000	3.800	03/01/46(b)	174,898
70,000	3.600	12/01/47(b)	50,422
80,000	3.000	03/01/51(b)	50,046
Public Service Electric and Gas Co., Series K
50,000	4.050	05/01/45(b)	39,048
Public Service Enterprise Group, Inc.
40,000	2.450	11/15/31(b)	35,141
Puget Energy, Inc.
100,000	4.224	03/15/32(b)	94,971
Puget Sound Energy, Inc.
50,000	4.434	11/15/41(b)	42,530
173,000	4.223	06/15/48(b)	135,490
Sempra
200,000	3.700	04/01/29(b)	193,916
110,000	3.800	02/01/38(b)	91,222
92,000	4.000	02/01/48(b)	67,201
	(US 5 Year CMT T-Note + 2.632%)
27,000	6.400	10/01/54(b)(c)	26,798
	(US 5 Year CMT T-Note + 2.789%)
280,000	6.875	10/01/54(b)(c)	286,885
Southern California Edison Co.
40,000	2.850	08/01/29(b)	37,709
96,000	5.250	03/15/30(b)	96,176
196,000	5.700	03/01/53(b)	175,566
145,000	5.900	03/01/55(b)	134,079
Southern California Edison Co., Series 08-A
114,000	5.950	02/01/38	113,594
Southern California Edison Co., Series A
100,000	4.200	03/01/29(b)	97,973
Southern California Edison Co., Series C
100,000	4.125	03/01/48(b)	73,141
Southern Co. (The)
110,000	5.113	08/01/27	110,512
190,000	4.400	07/01/46(b)	153,075
Southern Co. Gas Capital Corp.
100,000	6.000	10/01/34	103,907
200,000	5.875	03/15/41(b)	200,556
15,000	3.950	10/01/46(b)	11,277

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Southern Co. Gas Capital Corp. – (continued)
$94,000	4.400%	05/30/47(b)	$75,401
Tampa Electric Co.
130,000	2.400	03/15/31(b)	116,220
Tucson Electric Power Co.
118,000	4.850	12/01/48(b)	100,770
Union Electric Co.
400,000	3.900	04/01/52(b)	291,145
Virginia Electric and Power Co.
100,000	2.300	11/15/31(b)	87,698
200,000	3.300	12/01/49(b)	130,662
50,000	5.650	03/15/55(b)	46,764
Virginia Electric and Power Co., Series A
148,000	6.000	05/15/37	152,010
Virginia Electric and Power Co., Series B
100,000	6.000	01/15/36	103,146
Virginia Electric and Power Co., Series C
140,000	4.000	11/15/46(b)	105,746
Wisconsin Electric Power Co.
100,000	5.700	12/01/36	103,275
50,000	3.650	12/15/42(b)	37,795
Wisconsin Power and Light Co.
100,000	3.000	07/01/29(b)	95,624
50,000	4.100	10/15/44(b)	38,697
Wisconsin Public Service Corp.
200,000	4.550	12/01/29(b)	198,923
Xcel Energy, Inc.
200,000	5.500	03/15/34(b)	199,160
	(US 5 Year CMT T-Note + 2.168%)
200,000	5.750	12/03/56(b)(c)	195,450

			23,002,181

Electrical – 0.0%
ABB Finance USA, Inc.
100,000	4.375	05/08/42	85,238
Emerson Electric Co.
45,000	1.950	10/15/30(b)	40,098
100,000	2.200	12/21/31(b)	87,480
15,000	6.000	08/15/32	15,680
100,000	5.250	11/15/39	98,120
Fortive Corp.
15,000	4.300	06/15/46(b)	11,842
Hubbell, Inc.
50,000	3.150	08/15/27(b)	49,418

			387,876

Energy – 1.6%
APA Corp.
100,000	5.100	09/01/40(b)	90,762
Baker Hughes Holdings LLC
177,000	5.125	09/15/40	164,545
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
69,000	4.080	12/15/47(b)	52,966
Boardwalk Pipelines LP
100,000	4.800	05/03/29(b)	99,789
BP Capital Markets America, Inc.
150,000	4.234	11/06/28(b)	148,662
196,000	4.699	04/10/29(b)	196,185

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
BP Capital Markets America, Inc. – (continued)
$128,000	3.060%	06/17/41(b)	$93,616
282,000	2.772	11/10/50(b)	167,013
140,000	2.939	06/04/51(b)	85,103
BP Capital Markets PLC
374,000	3.279	09/19/27(b)	369,642
Cheniere Corpus Christi Holdings LLC
112,000	2.742	12/31/39(b)	94,131
Cheniere Energy Partners LP
143,000	4.500	10/01/29(b)	141,671
130,000	5.950	06/30/33(b)	133,770
Cheniere Energy, Inc.
292,000	4.625	10/15/28(b)	290,746
Chevron USA, Inc.
100,000	4.819	04/15/32(b)	99,783
188,000	2.343	08/12/50(b)	103,261
ConocoPhillips Co.
180,000	3.758	03/15/42(b)	142,132
290,000	3.800	03/15/52(b)	205,840
100,000	5.300	05/15/53(b)	89,274
Diamondback Energy, Inc.
211,000	5.400	04/18/34(b)	211,080
Energy Transfer LP
467,000	5.250	07/01/29(b)	471,823
100,000	8.250	11/15/29(b)	109,534
77,000	3.750	05/15/30(b)	73,514
155,000	6.550	12/01/33(b)	165,049
50,000	6.850	02/15/40	52,224
14,000	6.050	06/01/41(b)	13,855
13,000	6.500	02/01/42(b)	13,397
75,000	6.125	12/15/45(b)	72,089
42,000	5.300	04/15/47(b)	36,608
55,000	6.250	04/15/49(b)	53,237
51,000	5.000	05/15/50(b)	41,802
108,000	5.950	05/15/54(b)	100,496
	(US 5 Year CMT T-Note + 4.020%)
300,000	8.000	05/15/54(b)(c)	314,514
Enterprise Products Operating LLC
100,000	2.800	01/31/30(b)	93,564
150,000	4.850	08/15/42(b)	134,741
55,000	4.800	02/01/49(b)	46,406
60,000	4.200	01/31/50(b)	46,129
400,000	3.700	01/31/51(b)	283,117
15,000	3.950	01/31/60(b)	10,529
	(TSFR3M + 2.832%)
190,000	5.375	02/15/78(b)(c)	190,128
Enterprise Products Operating LLC, Series D
80,000	6.875	03/01/33	87,834
EOG Resources, Inc.
60,000	3.900	04/01/35(b)	54,242
EQT Corp.
90,000	7.000	02/01/30(b)	94,986
Exxon Mobil Corp.
188,000	4.227	03/19/40(b)	165,219
50,000	3.567	03/06/45(b)	37,191
100,000	3.095	08/16/49(b)	64,946
50,000	4.327	03/19/50(b)	39,948

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Halliburton Co.
$200,000	4.850%	11/15/35(b)	$190,178
100,000	4.500	11/15/41(b)	85,267
50,000	5.000	11/15/45(b)	43,363
Hess Corp.
55,000	6.000	01/15/40	56,743
75,000	5.600	02/15/41	73,889
42,000	5.800	04/01/47(b)	41,491
HF Sinclair Corp.
97,000	5.750	01/15/31(b)	98,631
62,000	6.250	01/15/35(b)	63,505
Kinder Morgan Energy Partners LP
118,000	7.300	08/15/33	130,460
130,000	6.500	09/01/39	135,720
Kinder Morgan, Inc.
56,000	2.000	02/15/31(b)	49,309
279,000	5.200	03/01/48(b)	243,446
Marathon Petroleum Corp.
264,000	6.500	03/01/41(b)	274,893
MPLX LP
304,000	2.650	08/15/30(b)	278,003
15,000	4.700	04/15/48(b)	12,130
85,000	5.500	02/15/49(b)	75,577
282,000	4.950	03/14/52(b)	229,570
NOV, Inc.
130,000	3.600	12/01/29(b)	124,710
15,000	3.950	12/01/42(b)	11,604
Occidental Petroleum Corp.
94,000	6.625	09/01/30(b)	98,849
50,000	6.450	09/15/36	52,777
ONEOK Partners LP
15,000	6.650	10/01/36	16,065
ONEOK, Inc.
100,000	3.400	09/01/29(b)	95,613
292,000	3.100	03/15/30(b)	274,088
25,000	6.350	01/15/31(b)	26,128
296,000	6.050	09/01/33(b)	305,923
90,000	4.200	10/03/47(b)	69,131
98,000	5.200	07/15/48(b)	86,215
105,000	6.625	09/01/53(b)	107,421
Ovintiv, Inc.
162,000	6.625	08/15/37	171,972
Phillips 66
50,000	3.900	03/15/28(b)	49,594
Phillips 66 Co.
292,000	3.750	03/01/28(b)	289,092
89,000	5.300	06/30/33(b)	89,259
Pioneer Natural Resources Co.
250,000	2.150	01/15/31(b)	222,892
Plains All American Pipeline LP
95,000	5.950	06/15/35(b)	96,148
Plains All American Pipeline LP / PAA Finance Corp.
92,000	3.550	12/15/29(b)	88,315
50,000	3.800	09/15/30(b)	47,593
130,000	5.700	09/15/34(b)	130,793
35,000	6.700	05/15/36	37,150
40,000	6.650	01/15/37	42,231
15,000	4.700	06/15/44(b)	12,558

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Sabine Pass Liquefaction LLC
$162,000	4.200%	03/15/28(b)	$161,117
15,000	4.500	05/15/30(b)	14,739
Schlumberger Investment SA
130,000	4.800	05/07/33(b)	127,379
Shell Finance U.S., Inc.
250,000	4.125	05/11/35	231,974
179,000	6.375	12/15/38	191,753
172,000	5.500	03/25/40	169,595
160,000	4.375	05/11/45	131,629
24,000	4.000	05/10/46	18,614
Shell International Finance BV
50,000	4.550	08/12/43	42,616
Targa Resources Corp.
126,000	6.150	03/01/29(b)	129,472
87,000	6.500	03/30/34(b)	92,116
100,000	4.950	04/15/52(b)	82,025
TC PipeLines LP
337,000	3.900	05/25/27(b)	335,590
Tennessee Gas Pipeline Co. LLC
50,000	7.625	04/01/37	57,473
Transcontinental Gas Pipe Line Co. LLC
50,000	5.400	08/15/41(b)	47,676
40,000	3.950	05/15/50(b)	29,402
Valero Energy Corp.
170,000	4.000	04/01/29(b)	166,699
100,000	7.500	04/15/32	111,655
15,000	4.900	03/15/45	13,187
60,000	3.650	12/01/51(b)	40,585
Western Midstream Operating LP
50,000	4.750	08/15/28(b)	49,951
Williams Cos., Inc. (The)
188,000	3.750	06/15/27(b)	186,979
200,000	2.600	03/15/31(b)	179,430
15,000	6.300	04/15/40	15,371
98,000	4.900	01/15/45(b)	84,189
XTO Energy, Inc.
50,000	6.750	08/01/37	57,378

			13,243,983

Financial Company – 0.2%
Ally Financial, Inc.
50,000	7.100	11/15/27(b)	51,306
	(SOFR + 3.260%)
100,000	6.992	06/13/29(b)(c)	102,827
	(SOFR + 1.780%)
58,000	5.548	07/31/33(b)(c)	56,900
Apollo Debt Solutions BDC
175,000	6.700	07/29/31(b)	177,013
Apollo Global Management, Inc.
100,000	5.800	05/21/54(b)	92,166
Ares Capital Corp.
100,000	5.950	07/15/29(b)	100,412
Ares Management Corp.
100,000	5.600	10/11/54(b)	87,733
BGC Group, Inc.
42,000	6.150	04/02/30(b)	42,536
Blackstone Private Credit Fund
72,000	4.000	01/15/29(b)	68,893

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Financial Company – (continued)
Blackstone Private Credit Fund – (continued)
	$200,000	5.350%	03/12/31(b)	$191,887
Blackstone Secured Lending Fund
	50,000	2.850	09/30/28(b)	47,288
	4,000	5.300	06/30/30(b)	3,880
Blue Owl Capital Corp.
	50,000	2.875	06/11/28(b)	47,278
Blue Owl Credit Income Corp.
	130,000	7.750	01/15/29(b)	133,718
Blue Owl Finance LLC
	96,000	6.250	04/18/34(b)	94,076
Blue Owl Technology Finance Corp.
	30,000	6.750	04/04/29(b)	30,076
GATX Corp.
	50,000	4.000	06/30/30(b)	48,178
Golub Capital BDC, Inc.
	27,000	6.250	06/01/31(b)	26,856
Golub Capital Private Credit Fund
	56,000	5.600	04/15/31(b)(d)	53,484
HPS Corporate Lending Fund
	130,000	6.300	08/19/31(b)(d)	128,431
Sixth Street Lending Partners
	58,000	5.750	01/15/30(b)	57,262
Sumisho Air Lease Corp.
	200,000	4.850	03/24/31(b)(d)	195,548
TPG Operating Group II LP
	15,000	4.875	05/15/31(b)	14,648

				1,852,396

Food and Beverage – 0.5%
Brown-Forman Corp.
	50,000	4.000	04/15/38(b)	43,844
Coca-Cola Co. (The)
	506,000	2.125	09/06/29	471,611
	100,000	1.375	03/15/31(b)	86,550
	50,000	2.250	01/05/32	44,154
	187,000	3.000	03/05/51	118,110
	90,000	5.400	05/13/64(b)	82,672
Conagra Brands, Inc.
	100,000	1.375	11/01/27(b)	96,116
	309,000	5.400	11/01/48(b)	262,385
Constellation Brands, Inc.
	300,000	4.650	11/15/28(b)	298,970
	40,000	3.150	08/01/29(b)	38,056
	17,000	4.750	05/09/32(b)	16,584
General Mills, Inc.
	132,000	5.250	01/30/35(b)	129,271
	4,000	4.150	02/15/43(b)	3,179
Hershey Co. (The)
	42,000	3.125	11/15/49(b)	27,280
Hormel Foods Corp.
	10,000	3.050	06/03/51(b)	6,251
Ingredion, Inc.
	50,000	6.625	04/15/37	52,731
J M Smucker Co. (The)
	40,000	2.125	03/15/32(b)	34,072
	15,000	4.375	03/15/45	12,161
Kellanova
	100,000	4.500	04/01/46	82,912

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Food and Beverage – (continued)
Keurig Dr Pepper, Inc.
$100,000	3.200%	05/01/30(b)	$93,464
76,000	4.420	12/15/46(b)	60,251
94,000	4.500	04/15/52(b)	72,641
Kraft Heinz Foods Co.
22,000	5.000	07/15/35(b)	21,023
561,000	5.200	07/15/45(b)	486,417
40,000	4.875	10/01/49(b)	32,659
McCormick & Co., Inc.
60,000	2.500	04/15/30(b)	55,090
50,000	4.200	08/15/47(b)	38,009
Molson Coors Beverage Co.
112,000	4.200	07/15/46(b)	85,679
Mondelez International, Inc.
100,000	6.500	11/01/31	106,600
PepsiCo, Inc.
146,000	2.750	03/19/30(b)	136,678
196,000	1.400	02/25/31(b)	169,208
116,000	4.800	07/17/34(b)	114,150
50,000	5.500	01/15/40	49,907
140,000	3.500	03/19/40(b)	112,596
80,000	4.875	11/01/40	74,687
44,000	4.600	07/17/45(b)	38,128
195,000	4.450	04/14/46(b)	163,462
84,000	4.650	02/15/53(b)	70,538
Pilgrim’s Pride Corp.
200,000	4.250	04/15/31(b)	190,819
54,000	6.250	07/01/33(b)	55,880
21,000	6.875	05/15/34(b)	22,507
Sysco Corp.
80,000	2.400	02/15/30(b)	73,237
100,000	6.600	04/01/50(b)	102,050

			4,332,589

Healthcare – 0.7%
Bio-Rad Laboratories, Inc.
100,000	3.700	03/15/32(b)	92,302
Cigna Group (The)
400,000	4.375	10/15/28(b)	397,343
234,000	4.900	12/15/48(b)	197,630
115,000	3.400	03/15/51(b)	75,177
CVS Health Corp.
200,000	4.300	03/25/28(b)	198,568
236,000	3.750	04/01/30(b)	226,267
76,000	1.750	08/21/30(b)	66,891
100,000	1.875	02/28/31(b)	86,914
30,000	5.300	06/01/33(b)	29,909
264,000	6.000	06/01/44(b)	256,573
242,000	5.050	03/25/48(b)	204,083
20,000	6.250	09/15/65(b)	19,190
Danaher Corp.
150,000	2.800	12/10/51(b)	88,616
DH Europe Finance II Sarl
250,000	3.250	11/15/39(b)	195,654
85,000	3.400	11/15/49(b)	57,892
Elevance Health, Inc.
24,000	2.550	03/15/31(b)	21,511
15,000	4.650	08/15/44(b)	12,536
40,000	4.850	08/15/54(b)	32,361

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare – (continued)
HCA, Inc.
$175,000	5.625%	09/01/28(b)	$177,430
145,000	5.875	02/01/29(b)	147,744
75,000	4.125	06/15/29(b)	73,612
50,000	3.500	09/01/30(b)	47,113
40,000	5.500	06/15/47(b)	35,913
140,000	5.900	06/01/53(b)	130,186
50,000	6.000	04/01/54(b)	47,232
240,000	5.950	09/15/54(b)	225,030
Humana, Inc.
100,000	4.625	12/01/42(b)	82,281
Illumina, Inc.
196,000	5.750	12/13/27(b)	198,459
McKesson Corp.
200,000	3.950	02/16/28(b)	198,365
Quest Diagnostics, Inc.
100,000	4.200	06/30/29(b)	98,391
100,000	2.800	06/30/31(b)	90,403
Solventum Corp.
140,000	5.400	03/01/29(b)	141,591
125,000	5.900	04/30/54(b)	117,812
UnitedHealth Group, Inc.
80,000	4.000	05/15/29(b)	78,569
350,000	4.950	01/15/32(b)	347,491
572,000	5.150	07/15/34(b)	566,212
600,000	5.625	07/15/54(b)	556,186
Universal Health Services, Inc.
100,000	2.650	10/15/30(b)	89,870

			5,709,307

Insurance – 0.6%
Allstate Corp. (The)
134,000	4.200	12/15/46(b)	104,324
120,000	3.850	08/10/49(b)	86,930
American Financial Group, Inc.
100,000	4.500	06/15/47(b)	79,259
American International Group, Inc.
100,000	3.400	06/30/30(b)	94,095
100,000	4.750	04/01/48(b)	84,582
234,000	4.375	06/30/50(b)	185,924
Aon Global Ltd.
100,000	4.600	06/14/44(b)	83,508
Arch Capital Group Ltd.
90,000	3.635	06/30/50(b)	62,641
Arthur J Gallagher & Co.
50,000	3.500	05/20/51(b)	32,832
Assurant, Inc.
100,000	2.650	01/15/32(b)	86,683
Assured Guaranty U.S. Holdings, Inc.
187,000	3.600	09/15/51(b)	125,106
Athene Holding Ltd.
107,000	6.250	04/01/54(b)	96,019
	(US 5 Year CMT T-Note +
2.607%)
100,000	6.625	10/15/54(b)(c)	92,585
AXIS Specialty Finance LLC
40,000	3.900	07/15/29(b)	38,769
AXIS Specialty Finance PLC
122,000	5.150	04/01/45	105,974

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
Berkshire Hathaway Finance Corp.
$140,000	4.200%	08/15/48(b)	$109,378
92,000	4.250	01/15/49(b)	72,080
Brighthouse Financial, Inc.
75,000	4.700	06/22/47(b)	49,036
Chubb INA Holdings LLC
42,000	1.375	09/15/30(b)	36,569
108,000	3.050	12/15/61(b)	61,548
CNO Financial Group, Inc.
196,000	5.250	05/30/29(b)	196,295
Corebridge Financial, Inc.
	(US 5 Year CMT T-Note + 2.646%)
69,000	6.375	09/15/54(b)(c)	67,525
Everest Reinsurance Holdings, Inc.
85,000	4.868	06/01/44	72,171
Fidelity National Financial, Inc.
216,000	3.400	06/15/30(b)	202,527
Hartford Insurance Group, Inc. (The)
196,000	2.900	09/15/51(b)	116,742
Jackson Financial, Inc.
100,000	3.125	11/23/31(b)	88,320
50,000	5.670	06/08/32(b)	49,678
Kemper Corp.
400,000	2.400	09/30/30(b)	347,952
Markel Group, Inc.
110,000	5.000	05/20/49(b)	92,834
Marsh & McLennan Cos., Inc.
100,000	4.850	11/15/31(b)	98,653
70,000	2.375	12/15/31(b)	61,257
100,000	4.350	01/30/47(b)	79,800
MetLife, Inc.
90,000	5.375	07/15/33(b)	91,165
15,000	4.125	08/13/42	12,176
80,000	4.600	05/13/46(b)	66,952
PartnerRe Finance B LLC
92,000	3.700	07/02/29(b)	88,945
	(US 5 Year CMT T-Note +
3.815%)
195,000	4.500	10/01/50(b)(c)	186,469
Principal Financial Group, Inc.
50,000	4.625	09/15/42	43,028
50,000	4.300	11/15/46(b)	39,811
Progressive Corp. (The)
310,000	4.000	03/01/29(b)	305,314
100,000	4.125	04/15/47(b)	77,652
Prudential Financial, Inc., MTN
15,000	6.625	06/21/40	16,296
50,000	4.600	05/15/44	42,137
62,000	4.418	03/27/48(b)	49,250
15,000	4.350	02/25/50(b)	11,790
160,000	3.700	03/13/51(b)	111,265
Reinsurance Group of America, Inc.
430,000	3.900	05/15/29(b)	418,074
Travelers Cos., Inc. (The)
52,000	3.750	05/15/46(b)	38,826

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
Voya Financial, Inc.
(3M USD LIBOR + 2.084%)
$40,000	4.700%	01/23/48(b)(c)	$39,381
W R Berkley Corp.
40,000	4.750	08/01/44	34,586
Willis North America, Inc.
200,000	5.050	09/15/48(b)	170,380

			5,005,093

Lodging – 0.1%
Las Vegas Sands Corp.
160,000	5.900	06/01/27(b)	161,321
100,000	5.625	06/15/28(b)	100,817
140,000	6.000	06/14/30(b)	142,663
138,000	5.300	05/15/31(b)	136,197

			540,998

Media Non Cable – 0.1%
Netflix, Inc.
100,000	6.375	05/15/29	104,469
130,000	4.900	08/15/34(b)	127,213
Omnicom Group, Inc.
163,000	2.450	04/30/30(b)	148,731
80,000	4.200	06/01/30(b)	77,690
Paramount Global
50,000	3.375	02/15/28(b)	48,979
100,000	6.875	04/30/36	93,033
92,000	4.375	03/15/43	58,237

			658,352

Metals – 0.0%
Nucor Corp.
150,000	3.950	05/01/28(b)	148,540
Steel Dynamics, Inc.
130,000	5.375	08/15/34(b)	129,535

			278,075

Metals and Mining – 0.0%
Newmont Corp. / Newcrest Finance Pty Ltd.
200,000	5.350	03/15/34(b)	201,331

Mining – 0.0%
Freeport-McMoRan, Inc.
140,000	4.125	03/01/28(b)	138,523

Natural Gas – 0.0%
Spire Missouri, Inc.
100,000	3.300	06/01/51(b)	66,158
Spire, Inc.
50,000	4.700	08/15/44(b)	42,213

			108,371

Publishing – 0.1%
Moody’s Corp.
140,000	5.000	08/05/34(b)	137,167
S&P Global, Inc.
45,000	2.500	12/01/29(b)	41,908
138,000	2.900	03/01/32(b)	123,805
100,000	3.700	03/01/52(b)	70,536
439,000	2.300	08/15/60(b)	204,175

			577,591

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

REITs and Real Estate – 0.7%
Alexandria Real Estate Equities, Inc.
$300,000	1.875%	02/01/33(b)	$241,246
Boston Properties LP
292,000	5.750	01/15/35(b)	290,133
Camden Property Trust
61,000	2.800	05/15/30(b)	56,669
CBRE Services, Inc.
71,000	2.500	04/01/31(b)	63,452
Digital Realty Trust LP
418,000	3.700	08/15/27(b)	414,980
250,000	4.450	07/15/28(b)	248,765
Equinix, Inc.
82,000	3.900	04/15/32(b)	76,298
95,000	3.000	07/15/50(b)	56,779
ERP Operating LP
100,000	3.500	03/01/28(b)	98,434
100,000	4.500	06/01/45(b)	83,314
ERP Operating LP, MTN
100,000	3.300	06/01/29(b)	96,367
Extra Space Storage LP
100,000	5.400	02/01/34(b)	99,537
50,000	5.400	06/15/35(b)	49,451
GLP Capital LP / GLP Financing II, Inc.
40,000	5.750	06/01/28(b)	40,468
50,000	5.300	01/15/29(b)	49,897
85,000	4.000	01/15/30(b)	81,314
51,000	4.000	01/15/31(b)	47,851
Healthpeak OP LLC
134,000	2.125	12/01/28(b)	126,640
Invitation Homes Operating Partnership LP
292,000	2.000	08/15/31(b)	249,981
Kilroy Realty LP
90,000	6.250	01/15/36(b)	89,334
Kimco Realty OP LLC
244,000	3.200	04/01/32(b)	221,766
Mid-America Apartments LP
100,000	2.875	09/15/51(b)	60,845
NNN REIT, Inc.
50,000	4.800	10/15/48(b)	42,310
Prologis LP
244,000	2.250	04/15/30(b)	222,469
100,000	1.625	03/15/31(b)	86,297
130,000	5.250	03/15/54(b)	116,731
Public Storage Operating Co.
50,000	2.250	11/09/31(b)	43,860
250,000	5.100	08/01/33(b)	249,091
Realty Income Corp.
300,000	3.400	01/15/28(b)	295,296
200,000	5.125	02/15/34(b)	197,284
50,000	5.875	03/15/35	51,376
Regency Centers LP
292,000	4.400	02/01/47(b)	240,039
Sabra Health Care LP
100,000	3.200	12/01/31(b)	89,882
Safehold GL Holdings LLC
100,000	2.850	01/15/32(b)	88,104
Simon Property Group LP
140,000	2.450	09/13/29(b)	130,922

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

REITs and Real Estate – (continued)
Simon Property Group LP – (continued)
$70,000	2.200%	02/01/31(b)	$62,460
84,000	2.650	02/01/32(b)	74,197
10,000	6.750	02/01/40(b)	10,964
163,000	3.250	09/13/49(b)	107,397
70,000	5.850	03/08/53(b)	68,408
UDR, Inc., MTN
180,000	3.200	01/15/30(b)	170,293
VICI Properties LP
154,000	5.625	04/01/35(b)	150,928
Welltower OP LLC
200,000	4.250	04/15/28(b)	199,009
159,000	2.800	06/01/31(b)	144,284
WP Carey, Inc.
75,000	3.850	07/15/29(b)	72,978

			5,758,100

Revenue – 0.1%
California Institute of Technology
15,000	3.650	09/01/19(b)	9,191
Hackensack Meridian Health, Inc., Series 2020
15,000	2.675	09/01/41(b)	10,479
NYU Langone Hospitals
300,000	4.784	07/01/44	265,078
Stanford Health Care
100,000	3.027	08/15/51(b)	62,501
University of Chicago (The), Series 20B
40,000	2.761	04/01/45(b)	31,226
Yale University, Series 2020
190,000	1.482	04/15/30(b)	170,368
80,000	2.402	04/15/50(b)	46,215

			595,058

Software – 0.5%
Oracle Corp.
701,000	2.300	03/25/28(b)	671,013
454,000	4.800	08/03/28(b)	450,661
205,000	2.950	04/01/30(b)	185,359
405,000	4.950	02/04/31(b)	387,586
84,000	4.900	02/06/33(b)	77,316
243,000	5.500	08/03/35(b)	223,144
179,000	3.800	11/15/37(b)	136,339
10,000	6.500	04/15/38	9,661
442,000	3.600	04/01/40(b)	307,423
49,000	5.375	07/15/40	40,743
175,000	3.650	03/25/41(b)	117,580
527,000	4.000	07/15/46(b)	337,764
35,000	4.000	11/15/47(b)	21,879
33,000	3.600	04/01/50(b)	19,120
175,000	5.550	02/06/53(b)	131,787
31,000	5.375	09/27/54(b)	22,650
455,000	3.850	04/01/60(b)	256,677
Paychex, Inc.
13,000	5.600	04/15/35(b)	12,894
Salesforce, Inc.
130,000	1.950	07/15/31(b)	112,279
90,000	5.550	03/15/36(b)	88,216
138,000	2.700	07/15/41(b)	91,577
120,000	2.900	07/15/51(b)	67,532

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
Salesforce, Inc. – (continued)
$103,000	3.050%	07/15/61(b)	$55,083

			3,824,283

Technology – 2.2%
Accenture Capital, Inc.
100,000	4.250	10/04/31(b)	96,187
Adobe, Inc.
40,000	2.300	02/01/30(b)	36,779
Alphabet, Inc.
100,000	1.100	08/15/30(b)	86,907
100,000	4.800	02/15/36(b)	95,177
610,000	1.900	08/15/40(b)	389,007
125,000	2.050	08/15/50(b)	62,389
553,000	2.250	08/15/60(b)	254,977
300,000	5.300	05/15/65(b)	252,498
Analog Devices, Inc.
330,000	2.100	10/01/31(b)	287,674
Apple, Inc.
15,000	3.200	05/11/27(b)	14,913
375,000	3.000	06/20/27(b)	371,714
60,000	2.900	09/12/27(b)	59,175
50,000	4.000	05/12/28(b)	49,667
350,000	2.200	09/11/29(b)	327,874
100,000	1.250	08/20/30(b)	87,841
290,000	1.650	02/08/31(b)	255,331
45,000	4.500	02/23/36(b)	43,559
80,000	3.850	05/04/43	63,714
76,000	3.450	02/09/45	55,554
94,000	4.650	02/23/46(b)	81,199
50,000	4.250	02/09/47(b)	40,368
166,000	3.750	09/12/47(b)	122,648
50,000	3.750	11/13/47(b)	36,955
292,000	2.650	05/11/50(b)	169,807
320,000	2.650	02/08/51(b)	184,661
16,000	2.850	08/05/61(b)	8,724
Applied Materials, Inc.
200,000	1.750	06/01/30(b)	178,746
AppLovin Corp.
133,000	5.375	12/01/31(b)	133,344
Arrow Electronics, Inc.
196,000	5.150	08/21/29(b)	196,472
Automatic Data Processing, Inc.
130,000	1.250	09/01/30(b)	113,602
130,000	5.000	05/07/36(b)	126,273
Broadcom, Inc.
50,000	1.950	02/15/28(b)	48,104
400,000	5.050	04/15/30(b)	397,423
595,000	5.150	11/15/31(b)	590,452
90,000	3.469	04/15/34(b)	77,341
50,000	5.200	07/15/35(b)	47,752
50,000	3.137	11/15/35(b)	40,372
60,000	3.187	11/15/36(b)	47,357
152,000	3.500	02/15/41(b)	113,044
150,000	3.750	02/15/51(b)	100,605
Broadridge Financial Solutions, Inc.
50,000	2.900	12/01/29(b)	46,542
Cadence Design Systems, Inc.
380,000	4.700	09/10/34(b)	364,438

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
CDW LLC / CDW Finance Corp.
$196,000	5.100%	03/01/30(b)	$193,896
50,000	5.550	08/22/34(b)	48,555
Cisco Systems, Inc.
500,000	4.950	02/24/32(b)	499,087
600,000	5.350	02/26/64(b)	533,174
Dell International LLC / EMC Corp.
142,000	5.250	02/01/28(b)	142,980
66,000	5.750	02/01/33(b)	67,313
50,000	4.850	02/01/35(b)	47,542
100,000	8.100	07/15/36(b)	115,866
Fidelity National Information Services, Inc.
100,000	2.250	03/01/31(b)	87,775
Fidelity National Information Services, Inc., Series 30Y
100,000	4.750	05/15/48(b)	80,957
Flex Ltd.
100,000	4.875	06/15/29(b)	99,129
Hewlett Packard Enterprise Co.
94,000	6.350	10/15/45(b)	93,433
HP, Inc.
70,000	4.000	04/15/29(b)	68,499
Intel Corp.
156,000	3.150	05/11/27(b)	154,650
428,000	4.875	02/10/28(b)	428,658
134,000	2.450	11/15/29(b)	123,966
200,000	3.900	03/25/30(b)	192,326
242,000	5.150	02/21/34(b)	236,551
83,000	5.625	02/10/43(b)	77,178
200,000	4.900	07/29/45(b)	165,803
20,000	3.250	11/15/49(b)	12,314
207,000	5.700	02/10/53(b)	185,142
138,000	4.950	03/25/60(b)	107,958
International Business Machines Corp.
100,000	4.800	02/10/30(b)	99,577
15,000	5.875	11/29/32	15,489
133,000	4.750	02/06/33(b)	129,721
150,000	4.150	05/15/39	125,606
250,000	4.000	06/20/42	194,263
300,000	4.900	07/27/52(b)	241,089
Intuit, Inc.
150,000	1.350	07/15/27(b)	146,220
60,000	5.125	09/15/28(b)	60,505
25,000	5.500	09/15/53(b)	21,472
Keysight Technologies, Inc.
50,000	3.000	10/30/29(b)	47,140
KLA Corp.
100,000	4.650	07/15/32(b)	97,874
250,000	5.000	03/15/49(b)	218,004
60,000	3.300	03/01/50(b)	39,435
Kyndryl Holdings, Inc.
3,000	2.700	10/15/28(b)	2,825
42,000	3.150	10/15/31(b)	35,012
70,000	4.100	10/15/41(b)	49,259
Marvell Technology, Inc.
50,000	2.450	04/15/28(b)	48,225
Meta Platforms, Inc.
559,000	4.800	05/15/30(b)	556,870
165,000	4.200	11/15/30(b)	159,892

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
Meta Platforms, Inc. – (continued)
$550,000	4.600%	11/15/32(b)	$528,160
165,000	4.950	05/15/33(b)	161,423
315,000	4.750	08/15/34(b)	300,295
538,000	4.875	11/15/35(b)	503,240
196,000	5.600	05/15/53(b)	164,652
200,000	5.400	08/15/54(b)	162,498
183,000	4.650	08/15/62(b)	128,055
194,000	5.550	08/15/64(b)	154,386
100,000	6.450	05/15/66(b)	91,328
Microchip Technology, Inc.
446,000	5.050	03/15/29(b)	447,634
Microsoft Corp.
15,000	3.500	02/12/35(b)	13,520
135,000	4.200	11/03/35(b)	127,154
135,000	5.300	02/08/41	134,361
374,000	2.525	06/01/50(b)	211,204
100,000	2.500	09/15/50(b)	55,686
84,000	4.000	02/12/55(b)	61,453
Mobility Global, Inc.
100,000	6.050	06/15/36(b)(d)	98,281
Motorola Solutions, Inc.
158,000	2.750	05/24/31(b)	142,133
NetApp, Inc.
270,000	5.500	03/17/32(b)	271,284
NVIDIA Corp.
57,000	2.850	04/01/30(b)	53,274
100,000	2.000	06/15/31(b)	87,713
76,000	3.500	04/01/50(b)	51,174
202,000	3.700	04/01/60(b)	133,897
PayPal Holdings, Inc.
50,000	2.300	06/01/30(b)	45,724
50,000	5.150	06/01/34(b)	48,841
QUALCOMM, Inc.
500,000	1.300	05/20/28(b)	473,986
110,000	4.800	05/20/45(b)	94,142
Take-Two Interactive Software, Inc.
130,000	4.000	04/14/32(b)	122,130
Texas Instruments, Inc.
100,000	1.750	05/04/30(b)	89,678
100,000	3.650	08/16/32(b)	93,307
212,000	4.900	03/14/33(b)	210,298
Trimble, Inc.
108,000	4.900	06/15/28(b)	107,729
Uber Technologies, Inc.
130,000	4.800	09/15/34(b)	124,578
100,000	4.800	09/15/35(b)	94,929
VeriSign, Inc.
118,000	2.700	06/15/31(b)	105,160
500,000	5.250	06/01/32(b)	496,903
Verisk Analytics, Inc.
100,000	5.250	03/15/35(b)	97,516
VMware, Inc.
150,000	1.800	08/15/28(b)	141,957

			18,638,079

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Transportation – 0.3%
American Airlines Group, Inc. Pass-Through Trust, Series 2016-3,
AA
	$54,894	3.000%	10/15/28	$52,903
Burlington Northern Santa Fe LLC
	90,000	3.300	09/15/51(b)	58,694
	475,000	2.875	06/15/52(b)	282,193
	224,000	5.200	04/15/54(b)	199,874
CSX Corp.
	90,000	4.100	11/15/32(b)	85,759
	130,000	4.300	03/01/48(b)	103,418
	100,000	4.500	11/15/52(b)	80,497
FedEx Corp.
	50,000	4.250	05/15/30(b)	48,724
Norfolk Southern Corp.
	130,000	2.300	05/15/31(b)	115,355
	196,000	5.350	08/01/54(b)	176,109
Union Pacific Corp.
	40,000	3.700	03/01/29(b)	39,134
	292,000	4.500	01/20/33(b)	285,261
	350,000	2.891	04/06/36(b)	288,131
	70,000	4.050	03/01/46(b)	54,591
	10,000	4.500	09/10/48(b)	8,167
	80,000	3.799	10/01/51(b)	57,291
	266,000	2.973	09/16/62(b)	146,446
	100,000	3.750	02/05/70(b)	64,591
	100,000	3.799	04/06/71(b)	65,042
Union Pacific Railroad Co. Pass-Through Trust, Series 2015-1
	153,090	2.695	05/12/27	150,010
United Airlines, Inc. Pass-Through Trust, Series 2024-1, AA
	102,365	5.450	02/15/37(b)	102,190
United Parcel Service, Inc.
	192,000	4.875	03/03/33(b)	191,654

				2,656,034

Water – 0.1%
American Water Capital Corp.
	130,000	5.150	03/01/34(b)	128,728
	100,000	4.300	12/01/42(b)	83,599
	190,000	5.450	03/01/54(b)	173,099
Essential Utilities, Inc.
	292,000	2.704	04/15/30(b)	269,967
	70,000	3.351	04/15/50(b)	45,805

				701,198

Wireless – 0.6%
American Tower Corp.
	150,000	3.600	01/15/28(b)	147,788
	40,000	3.950	03/15/29(b)	39,136
	42,000	3.700	10/15/49(b)	29,181
	20,000	3.100	06/15/50(b)	12,370
AT&T, Inc.
	50,000	1.650	02/01/28(b)	47,988
	88,000	2.750	06/01/31(b)	79,242
	10,000	2.250	02/01/32(b)	8,621
	151,000	2.550	12/01/33(b)	124,962
	187,000	4.500	05/15/35(b)	172,183
	400,000	3.500	06/01/41(b)	296,981
	218,000	5.550	08/15/41	207,436
	30,000	4.300	12/15/42(b)	23,651

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Wireless – (continued)
AT&T, Inc. – (continued)
$75,000	4.500%	03/09/48(b)	$57,445
98,000	3.650	06/01/51(b)	62,863
200,000	3.300	02/01/52(b)	118,977
117,000	3.500	09/15/53(b)	71,377
168,000	3.550	09/15/55(b)	102,096
259,000	3.800	12/01/57(b)	163,232
100,000	3.650	09/15/59(b)	60,260
136,000	3.500	02/01/61(b)	78,139
Crown Castle, Inc.
538,000	5.000	01/11/28(b)	540,034
SBA Communications Corp.
140,000	5.450	07/15/33(b)	138,425
T-Mobile USA, Inc.
50,000	2.050	02/15/28(b)	48,228
300,000	4.950	03/15/28(b)	301,271
414,000	2.625	02/15/29(b)	393,382
90,000	2.875	02/15/31(b)	82,086
285,000	2.700	03/15/32(b)	250,046
470,000	4.500	04/15/50(b)	358,552
70,000	5.650	01/15/53(b)	62,675
Verizon Communications, Inc.
194,000	1.500	09/18/30(b)	169,873
45,000	7.750	12/01/30	49,669
89,000	2.355	03/15/32(b)	77,105
85,000	5.250	03/16/37	81,415
382,000	3.400	03/22/41(b)	285,630
11,000	4.750	11/01/41	9,696
281,000	2.875	11/20/50(b)	162,647
444,000	3.550	03/22/51(b)	292,737
66,000	2.987	10/30/56(b)	36,760
60,000	3.700	03/22/61(b)	38,659
	(US 5 Year CMT T-Note + 2.042%)
100,000	6.200	05/14/56(b)(c)	97,375

			5,380,193

TOTAL CORPORATE OBLIGATIONS

(Cost $187,812,640)			180,341,677

Foreign Corporate Debt – 4.9%

Aerospace & Defense – 0.0%
Embraer Netherlands Finance BV (Brazil)
178,000	5.400	01/09/38(b)	171,103

Banks – 1.9%
Banco Bilbao Vizcaya Argentaria SA (Spain)
	(US 1 Year CMT T-Note + 1.950%)
200,000	6.033	03/13/35(b)(c)	204,242
Banco Santander SA (Spain)
200,000	3.800	02/23/28	197,275
200,000	3.306	06/27/29	191,952
200,000	2.958	03/25/31	181,443
Bank of Montreal (Canada)
171,000	5.203	02/01/28(b)	172,435
60,000	5.511	06/04/31(b)	61,264

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
Bank of Montreal, Series J (Canada)
	(SOFR + 1.208%)
$140,000	5.298%	06/02/37(b)(c)	$136,950
Bank of Nova Scotia (The) (Canada)
268,000	5.250	06/12/28	271,488
	(SOFR + 0.890%)
100,000	4.932	02/14/29(b)(c)	100,298
	(SOFR + 1.070%)
100,000	5.130	02/14/31(b)(c)	100,271
	(SOFR + 1.045%)
140,000	4.813	02/02/34(b)(c)	135,394
Barclays PLC (United Kingdom)
	(US 1 Year CMT T-Note + 3.500%)
400,000	7.437	11/02/33(b)(c)	438,384
	(SOFR + 1.590%)
565,000	5.785	02/25/36(b)(c)	562,760
Canadian Imperial Bank of Commerce (Canada)
	(SOFR + 1.030%)
195,000	4.857	03/30/29(b)(c)	195,440
	(SOFR + 1.105%)
100,000	5.245	01/13/31(b)(c)	100,847
Cooperatieve Rabobank UA (Netherlands)
200,000	5.250	05/24/41	191,312
Deutsche Bank AG (Germany)
	(SOFR + 2.257%)
350,000	3.742	01/07/33(b)(c)	317,495
HSBC Holdings PLC (United Kingdom)
	(SOFR + 2.610%)
295,000	5.210	08/11/28(b)(c)	296,637
	(SOFR + 1.285%)
500,000	2.206	08/17/29(b)(c)	475,381
370,000	4.950	03/31/30	370,431
	(SOFR + 1.210%)
250,000	4.675	03/10/32(b)(c)	243,368
	(SOFR + 1.187%)
290,000	2.804	05/24/32(b)(c)	259,499
	(SOFR + 1.410%)
290,000	2.871	11/22/32(b)(c)	256,907
	(SOFR + 2.390%)
400,000	6.254	03/09/34(b)(c)	415,287
	(SOFR + 1.880%)
300,000	5.790	05/13/36(b)(c)	302,057
ING Groep NV (Netherlands)
	(SOFR + 2.090%)
200,000	6.114	09/11/34(b)(c)	207,807
	(SOFR + 1.770%)
400,000	5.550	03/19/35(b)(c)	400,133
	(SOFR + 1.610%)
200,000	5.525	03/25/36(b)(c)	198,589
	(SOFRINDX + 1.610%)
200,000	5.420	03/23/37(b)(c)	195,463
Korea Development Bank (The) (South Korea)
320,000	4.375	02/15/33	312,722
Lloyds Banking Group PLC (United Kingdom)
519,000	4.375	03/22/28	517,373

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
	(US 1 Year CMT T-Note + 1.750%)
$200,000	5.679%	01/05/35(b)(c)	$201,599
	(US 1 Year CMT T-Note + 0.970%)
200,000	4.943	11/04/36(b)(c)	189,479
	(US 5 Year CMT T-Note + 1.500%)
200,000	3.369	12/14/46(b)(c)	141,904
Mitsubishi UFJ Financial Group, Inc. (Japan)
	(US 1 Year CMT T-Note + 1.950%)
458,000	5.017	07/20/28(b)(c)	459,986
	(US 1 Year CMT T-Note + 0.950%)
400,000	2.309	07/20/32(b)(c)	349,627
	(US 1 Year CMT T-Note + 0.970%)
200,000	2.494	10/13/32(b)(c)	174,786
	(US 1 Year CMT T-Note + 1.100%)
200,000	2.852	01/19/33(b)(c)	177,012
	(US 1 Year CMT T-Note + 1.970%)
400,000	5.406	04/19/34(b)(c)	400,659
Mizuho Financial Group, Inc. (Japan)
	(US 1 Year CMT T-Note + 1.500%)
200,000	5.667	05/27/29(b)(c)	202,888
	(US 1 Year CMT T-Note + 1.080%)
200,000	5.382	07/10/30(b)(c)	202,161
	(TSFR3M + 1.392%)
200,000	3.153	07/16/30(b)(c)	190,205
	(TSFR3M + 1.332%)
200,000	2.591	05/25/31(b)(c)	182,401
	(US 1 Year CMT T-Note + 0.900%)
200,000	2.260	07/09/32(b)(c)	174,681
National Australia Bank Ltd. (Australia)
250,000	4.900	06/13/28	251,552
NatWest Group PLC (United Kingdom)
	(US 5 Year CMT T-Note + 2.200%)
250,000	6.475	06/01/34(b)(c)	256,694
	(US 1 Year CMT T-Note + 1.500%)
200,000	5.778	03/01/35(b)(c)	202,677
Royal Bank of Canada (Canada)
79,000	3.875	05/04/32	74,426
Royal Bank of Canada, GMTN (Canada)
88,000	2.300	11/03/31	77,498
1,000,000	5.000	02/01/33	989,512
Santander UK Group Holdings PLC (United Kingdom)
	(SOFR + 1.475%)
282,000	2.896	03/15/32(b)(c)	252,751
Sumitomo Mitsui Financial Group, Inc. (Japan)
400,000	5.520	01/13/28	405,132

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
Sumitomo Mitsui Financial Group, Inc. (Japan) – (continued)
$299,000	1.902%	09/17/28	$281,938
200,000	3.040	07/16/29	190,066
400,000	2.222	09/17/31	347,538
400,000	5.766	01/13/33	407,542
Toronto-Dominion Bank (The) (Canada)
400,000	4.361	04/23/29	395,221
83,000	5.298	01/30/32	83,666
127,000	4.456	06/08/32	122,911
	(US 5 Year CMT T-Note + 1.500%)
100,000	5.146	09/10/34(b)(c)	99,604
Toronto-Dominion Bank (The), MTN (Canada)
284,000	4.693	09/15/27	284,880
UBS Group AG (Switzerland)
	(SOFR + 3.730%)
250,000	4.194	04/01/31(b)(c)(d)	242,503
Westpac Banking Corp. (Australia)
140,000	2.150	06/03/31	124,189

			16,148,592

Basic Industry – 0.0%
Nutrien Ltd. (Canada)
210,000	4.200	04/01/29(b)	206,731
100,000	2.950	05/13/30(b)	94,897
100,000	5.000	04/01/49(b)	85,598

			387,226

Beverages – 0.0%
Coca-Cola Femsa SAB de CV (Mexico)
150,000	2.750	01/22/30(b)	139,515

Brokerage – 0.1%
Nomura Holdings, Inc. (Japan)
300,000	4.904	07/01/30	296,247
200,000	5.783	07/03/34	202,062

			498,309

Commercial Services – 0.0%
Triton Container International Ltd. / TAL International Container Corp. (Bermuda)
77,000	5.150	02/15/33(b)	74,151

Communications – 0.1%
RELX Capital, Inc. (United Kingdom)
130,000	4.750	03/27/30(b)	129,055
230,000	3.000	05/22/30(b)	214,682
130,000	4.750	05/20/32(b)	127,291

			471,028

Consumer Cyclical – 0.0%
Magna International, Inc. (Canada)
100,000	5.050	03/14/29(b)	100,425
100,000	5.500	03/21/33(b)	100,644
Toyota Motor Corp. (Japan)
140,000	2.760	07/02/29	133,474

			334,543

Consumer Noncyclical – 0.3%
Ahold Finance USA LLC (Netherlands)
128,000	6.875	05/01/29	134,099
Astrazeneca Finance LLC (United Kingdom)
250,000	1.750	05/28/28(b)	238,275

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Consumer Noncyclical – (continued)
Astrazeneca Finance LLC (United Kingdom) – (continued)
$73,000	2.250%	05/28/31(b)	$64,589
400,000	5.000	02/26/34(b)	396,325
BAT Capital Corp. (United Kingdom)
300,000	2.259	03/25/28(b)	289,160
500,000	5.350	08/15/32(b)	501,631
244,000	4.390	08/15/37(b)	217,343
20,000	6.250	08/15/55(b)	19,521
Takeda Pharmaceutical Co. Ltd. (Japan)
250,000	5.000	11/26/28(b)	250,847

			2,111,790

Consumer Products – 0.1%
Unilever Capital Corp. (United Kingdom)
150,000	4.250	08/12/27(b)	150,077
408,000	1.750	08/12/31(b)	352,120

			502,197

Distributors – 0.0%
Mercedes-Benz Finance North America LLC (Germany)
150,000	4.750	08/01/27(d)	150,410

Electric – 0.0%
Electricite de France SA (France)
106,000	6.250	04/22/66(b)(d)	99,907
Emera U.S. Finance LP (Canada)
100,000	2.639	06/15/31(b)	88,922
Empresas Publicas de Medellin ESP (Colombia)
200,000	4.375	02/15/31(b)(d)	183,517

			372,346

Energy – 0.5%
Canadian Natural Resources Ltd. (Canada)
85,000	6.250	03/15/38	87,830
Canadian Natural Resources Ltd., GMTN (Canada)
92,000	4.950	06/01/47(b)	79,129
Cenovus Energy, Inc. (Canada)
130,000	4.650	03/20/31(b)	127,334
70,000	2.650	01/15/32(b)	61,866
19,000	5.250	06/15/37(b)	18,093
Enbridge, Inc. (Canada)
110,000	3.125	11/15/29(b)	104,339
84,000	6.200	11/15/30(b)	87,501
376,000	5.550	06/20/35(b)	375,737
15,000	5.500	12/01/46(b)	13,957
76,000	3.400	08/01/51(b)	49,685
	(TSFR3M + 3.680%)
250,000	5.500	07/15/77(b)(c)	250,625
	(TSFR3M + 3.903%)
15,000	6.250	03/01/78(b)(c)	15,094
Equinor ASA (Norway)
100,000	3.625	09/10/28(b)	98,200
196,000	7.150	01/15/29	206,810
100,000	3.125	04/06/30(b)	94,711
100,000	2.375	05/22/30(b)	91,954
292,000	5.100	08/17/40	277,201
100,000	3.700	04/06/50(b)	72,789
South Bow USA Infrastructure Holdings LLC (Canada)
64,000	6.176	10/01/54(b)	59,285
Suncor Energy, Inc. (Canada)
190,000	6.500	06/15/38	199,548

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Energy – (continued)
Suncor Energy, Inc. (Canada) – (continued)
$60,000	6.850%	06/01/39	$64,836
TotalEnergies Capital International SA (France)
185,000	3.455	02/19/29(b)	180,071
188,000	2.829	01/10/30(b)	176,685
70,000	3.127	05/29/50(b)	44,853
TotalEnergies Capital USA LLC (France)
135,000	4.569	01/13/33(b)	130,591
TransCanada PipeLines Ltd. (Canada)
234,000	4.250	05/15/28(b)	232,425
500,000	7.625	01/15/39	569,204
Woodside Finance Ltd. (Australia)
130,000	5.700	05/19/32(b)	132,827

			3,903,180

Financial Company – 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
455,000	3.300	01/30/32(b)	410,040
Brookfield Finance, Inc. (Canada)
292,000	4.350	04/15/30(b)	284,950
190,000	5.675	01/15/35(b)	188,770
15,000	3.500	03/30/51(b)	9,822
ORIX Corp. (Japan)
94,000	4.650	09/10/29	93,427
50,000	2.250	03/09/31	44,125

			1,031,134

Food and Beverage – 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
115,000	4.700	02/01/36(b)	109,272
597,000	4.900	02/01/46(b)	521,781
Anheuser-Busch InBev Finance, Inc. (Belgium)
55,000	4.700	02/01/36(b)	52,260
90,000	4.900	02/01/46(b)	78,661
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
292,000	3.500	06/01/30(b)	279,069
108,000	5.550	01/23/49(b)	101,868
200,000	5.800	01/23/59(b)	193,829
Diageo Investment Corp. (United Kingdom)
100,000	4.250	05/11/42	83,862

			1,420,602

Forest Products & Paper – 0.0%
Suzano Austria GmbH (Brazil)
312,000	5.000	01/15/30(b)	307,953

Hardware – 0.0%
Nokia OYJ (Finland)
287,000	4.375	06/12/27	287,003

Insurance – 0.1%
Fairfax Financial Holdings Ltd. (Canada)
382,000	3.375	03/03/31(b)	353,326
Prudential Funding Asia PLC (Hong Kong)
130,000	3.125	04/14/30	122,481

			475,807

Internet – 0.1%
Alibaba Group Holding Ltd. (China)
200,000	4.500	11/28/34(b)	189,237

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Internet – (continued)
Alibaba Group Holding Ltd. (China) – (continued)
$200,000	5.250%	05/26/35(b)	$198,530
JD.com, Inc. (China)
200,000	3.375	01/14/30(b)	191,673
MercadoLibre, Inc. (Brazil)
200,000	3.125	01/14/31(b)	182,055

			761,495

Investment Companies – 0.0%
Abu Dhabi Developmental Holding Co. PJSC (United Arab Emirates)
238,000	5.250	10/02/54(b)(d)	206,840

Lodging – 0.1%
Sands China Ltd. (Macau)
250,000	5.400	08/08/28(b)	252,055
299,000	3.250	08/08/31(b)	270,754

			522,809

Media – 0.0%
Grupo Televisa SAB (Mexico)
100,000	8.500	03/11/32	107,855

Media Non Cable – 0.0%
TR Finance LLC (Canada)
100,000	5.650	11/23/43(b)	95,395

Metals and Mining – 0.1%
BHP Billiton Finance USA Ltd. (Australia)
130,000	5.125	02/21/32(b)	130,231
130,000	4.900	02/28/33(b)	128,593
200,000	5.250	09/08/33(b)	201,393
Rio Tinto Alcan, Inc. (Canada)
100,000	7.250	03/15/31	108,653
Rio Tinto Finance USA Ltd. (Australia)
202,000	2.750	11/02/51(b)	119,460
Rio Tinto Finance USA PLC (Australia)
150,000	5.125	03/09/53(b)	133,361

			821,691

Mining – 0.1%
Southern Copper Corp. (Mexico)
175,000	6.750	04/16/40	188,759
2,000	5.875	04/23/45	1,962
Vale Canada Ltd. (Canada)
292,000	7.200	09/15/32	317,583

			508,304

Multi-National – 0.4%
African Development Bank (Supranational)
325,000	4.500	06/12/35	319,479
Asian Development Bank, GMTN (Supranational)
450,000	2.625	01/12/27	447,620
400,000	2.750	01/19/28	391,699
European Investment Bank (Supranational)
400,000	3.875	03/15/28	397,374
700,000	4.500	03/14/30	701,402
International Bank for Reconstruction & Development, GMTN (Supranational)
700,000	4.625	01/15/32	702,343
International Finance Corp., GMTN (Supranational)
306,000	0.750	10/08/26	305,006

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Multi-National – (continued)
International Finance Corp., GMTN (Supranational) – (continued)
$250,000	4.250%	07/02/29	$248,930

			3,513,853

Oil Company-Integrated – 0.3%
Petroleos Mexicanos (Mexico)
200,000	5.350	02/12/28	200,350
200,000	6.500	01/23/29	205,100
172,000	5.950	01/28/31(b)	170,366
501,000	6.700	02/16/32(b)	505,008
157,000	10.000	02/07/33(b)	183,722
59,000	5.500	06/27/44	46,905
70,000	6.375	01/23/45	59,220
55,000	6.750	09/21/47	46,582
20,000	7.690	01/23/50(b)	18,275
95,000	6.950	01/28/60(b)	77,900
QatarEnergy (Qatar)
344,000	3.300	07/12/51(b)(d)	222,186
Saudi Arabian Oil Co. (Saudi Arabia)
300,000	2.250	11/24/30(b)(d)	266,924
200,000	3.250	11/24/50(b)(d)	123,564

			2,126,102

Semiconductors – 0.0%
TSMC Arizona Corp. (Taiwan)
200,000	2.500	10/25/31(b)	178,037

Technology – 0.1%
CGI, Inc. (Canada)
130,000	2.300	09/14/31(b)	112,103
NXP BV / NXP Funding LLC / NXP USA, Inc. (Netherlands)
57,000	3.400	05/01/30(b)	53,687
199,000	2.500	05/11/31(b)	176,183
83,000	5.000	01/15/33(b)	81,258

			423,231

Telecommunications – 0.0%
America Movil SAB de CV (Mexico)
400,000	4.700	07/21/32(b)	388,487

Transportation – 0.1%
Canadian National Railway Co. (Canada)
327,000	3.850	08/05/32(b)	307,660
Canadian Pacific Railway Co. (Canada)
50,000	2.050	03/05/30(b)	45,452
80,000	4.800	03/30/30(b)	79,776
130,000	7.125	10/15/31	141,552
38,000	2.450	12/02/31(b)	33,501
Empresa de Transporte de Pasajeros Metro SA (Chile)
201,000	4.700	05/07/50(b)(d)	162,519

			770,460

Wireless – 0.1%
Rogers Communications, Inc. (Canada)
242,000	5.300	02/15/34(b)	234,145
70,000	4.550	03/15/52(b)	53,080
Vodafone Group PLC (United Kingdom)
140,000	5.350	06/18/36(b)	136,206
200,000	4.375	02/19/43	162,831
150,000	4.250	09/17/50(b)	111,240

			697,502

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Wirelines – 0.1%
Bell Telephone Co. of Canada or Bell Canada (Canada)
	(US 5 Year CMT T-Note + 2.390%)
$100,000	6.875%	09/15/55(b)(c)	$102,009
British Telecommunications Ltd. (United Kingdom)
130,000	9.625	12/15/30	151,526
Deutsche Telekom International Finance BV (Germany)
145,000	8.250	06/15/30	160,551
Orange SA (France)
82,000	9.000	03/01/31	93,818
Telefonica Emisiones SA (Spain)
260,000	4.895	03/06/48	213,259
Telefonica Europe BV (Spain)
50,000	8.250	09/15/30	55,420

776,583

TOTAL FOREIGN CORPORATE DEBT (Cost $41,201,142)			40,685,533

Sovereign Debt Obligations – 2.5%

Banks – 0.0%
Export-Import Bank of Korea
270,000	1.250	09/21/30	236,269
280,000	2.500	06/29/41	197,607

433,876

Sovereign – 2.5%
Abu Dhabi Government International Bond
200,000	1.625	06/02/28(d)	190,200
300,000	3.125	04/16/30(d)	283,664
370,000	1.700	03/02/31(d)	323,577
661,000	2.700	09/02/70(d)	327,946
Chile Government International Bond
200,000	2.450	01/31/31(b)	180,480
200,000	4.950	01/05/36(b)	193,826
200,000	3.860	06/21/47	151,820
200,000	3.500	01/25/50(b)	139,262
259,000	3.250	09/21/71(b)	153,974
Colombia Government International Bond
400,000	4.500	03/15/29(b)	391,058
200,000	7.500	02/02/34(b)	210,519
100,000	6.125	01/18/41	92,017
200,000	5.200	05/15/49(b)	155,000
201,000	3.875	02/15/61(b)	121,605
Finance Department Government of Sharjah
300,000	4.000	07/28/50(d)	186,184
Finland Government International Bond
800,000	4.500	06/03/36(d)	780,095
Hungary Government International Bond
300,000	6.125	05/22/28(d)	305,912
Hungary Government International Bond, Series 30Y
222,000	7.625	03/29/41	256,359
Indonesia Government International Bond
200,000	3.850	10/15/30	192,035
460,000	3.550	03/31/32(b)	422,996
200,000	4.650	09/20/32(b)	193,907
280,000	4.850	01/11/33(b)	272,940
200,000	3.700	10/30/49	139,340
200,000	4.200	10/15/50	150,768

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

Sovereign – (continued)
Indonesia Government International Bond – (continued)
$200,000	5.650%	01/11/53(b)	$187,619
Israel Government International Bond, Series 10Y
200,000	4.500	01/17/33	190,790
200,000	5.000	01/13/36	193,013
Israel Government International Bond, Series 30Y
200,000	4.125	01/17/48	149,982
200,000	5.875	01/13/56	187,331
KSA Sukuk Ltd.
200,000	5.250	06/04/34(d)	199,872
Mexico Government International Bond
250,000	3.250	04/16/30(b)	234,726
282,000	4.750	04/27/32(b)	268,797
300,000	5.375	03/22/33(b)	291,181
250,000	3.500	02/12/34(b)	211,450
200,000	6.125	02/09/38(b)	193,161
200,000	4.350	01/15/47	142,782
200,000	5.000	04/27/51(b)	152,886
200,000	6.750	02/09/56(b)	189,441
523,000	3.771	05/24/61(b)	302,374
Mexico Government International Bond, MTN
182,000	4.750	03/08/44	142,750
Oman Government International Bond
400,000	6.250	01/25/31(d)	416,040
Panama Government International Bond
81,000	6.700	01/26/36	85,731
200,000	4.500	01/19/63(b)	145,948
Paraguay Government International Bond
500,000	4.950	04/28/31(b)(d)	495,625
Perusahaan Penerbit SBSN Indonesia III
200,000	2.800	06/23/30(d)	185,600
200,000	2.550	06/09/31(d)	179,244
200,000	5.200	07/23/35(d)	196,736
Peruvian Government International Bond
100,000	4.125	08/25/27	99,875
377,000	1.862	12/01/32(b)	309,610
509,000	8.750	11/21/33	608,938
85,000	3.300	03/11/41(b)	64,567
Philippine Government International Bond
200,000	3.750	01/14/29	196,320
338,000	2.457	05/05/30	310,478
140,000	6.375	01/15/32	149,208
220,000	5.609	04/13/33	224,623
229,000	6.375	10/23/34	243,117
200,000	5.500	02/04/35	200,661
200,000	5.000	01/27/36	192,407
209,000	5.325	06/24/36	205,389
200,000	5.000	01/13/37	190,597
200,000	2.650	12/10/45	122,601
Province of Alberta Canada
50,000	3.300	03/15/28	49,215
Province of Ontario Canada
30,000	1.050	05/21/27	29,336
30,000	1.600	02/25/31	26,400
Province of Quebec Canada
25,000	2.750	04/12/27	24,786
Qatar Government International Bond
770,000	3.750	04/16/30(d)	741,061

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Sovereign – (continued)
Qatar Government International Bond – (continued)
$96,000	9.750%		06/15/30(d)	$112,108
100,000	6.400		01/20/40(d)	107,796
213,000	5.750		01/20/42(d)	215,600
200,000	4.817		03/14/49(d)	173,583
Republic of Poland Government International Bond, Series 10Y
320,000	5.750		11/16/32(b)	330,125
482,000	4.875		10/04/33(b)	471,407
140,000	5.375		04/14/36(b)	138,196
Republic of Poland Government International Bond, Series 30Y
50,000	5.500		03/18/54(b)	44,806
Republic of Poland Government International Bond, Series 5Y
100,000	5.500		11/16/27(b)	101,065
Romanian Government International Bond
16,000	3.000		02/14/31(d)	14,277
438,000	6.375		01/30/34(d)	436,826
76,000	5.125		06/15/48(d)	59,683
Saudi Government International Bond
300,000	5.125		01/13/28(d)	301,426
300,000	4.750		01/18/28(d)	299,907
220,000	3.625		03/04/28(d)	216,547
200,000	4.375		01/12/31(d)	194,490
200,000	5.375		01/13/31(d)	201,714
326,000	4.875		07/18/33(d)	319,657
300,000	5.000		01/16/34(d)	295,261
200,000	5.625		01/13/35(d)	203,234
200,000	4.500		10/26/46(d)	158,285
300,000	5.000		01/18/53(d)	247,378
200,000	5.750		01/16/54(d)	184,334
Trinidad & Tobago Government International Bond
200,000	5.950		01/14/31(b)(d)	200,250
Uruguay Government International Bond
66,667	4.375		10/27/27	66,729
15,000	4.375		01/23/31(b)	14,918
486,000	5.750		10/28/34(b)	499,327
261,000	5.100		06/18/50	233,203

				20,589,884

TOTAL SOVEREIGN DEBT OBLIGATIONS

(Cost $21,735,906)				21,023,760

U.S. Government Agency Obligations – 0.6%

Federal Home Loan Banks
250,000	1.250		12/21/26	247,882
1,950,000	5.500		07/15/36	2,055,278
Federal Home Loan Mortgage Corporation
1,980,000	6.250		07/15/32	2,148,753
700,000	–		11/15/38(e)	376,281

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS

(Cost $4,928,638)				4,828,194

U.S. Treasury Obligations – 47.0%

U.S. Treasury Bonds
1,400,000	5.250	(f)	11/15/28	1,423,353
716,100	4.500	(f)	02/15/36	707,926
5,174,000	4.375	(f)	02/15/38	5,009,786
2,254,400	4.375	(f)	11/15/39	2,131,979

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)

U.S. Treasury Bonds – (continued)
$4,542,000	3.875	%(f)	08/15/40	$4,035,067
2,899,100	1.875	(f)	02/15/41	1,953,659
1,000,000	2.250	(f)	05/15/41	707,853
2,605,000	1.750	(f)	08/15/41	1,693,803
1,544,500	2.000	(f)	11/15/41	1,036,656
2,437,000	3.125	(f)	11/15/41	1,930,034
4,080,000	2.375	(f)	02/15/42	2,881,639
1,664,000	3.125	(f)	02/15/42	1,311,019
1,000,000	3.000	(f)	05/15/42	770,214
1,417,900	3.250	(f)	05/15/42	1,131,147
8,014,300	2.750	(f)	08/15/42	5,922,227
2,000,000	2.750	(f)	11/15/42	1,470,420
1,449,000	3.125	(f)	02/15/43	1,120,472
250,000	3.875	(f)	05/15/43	213,668
80,000	4.375	(f)	08/15/43	72,735
150,000	4.750	(f)	11/15/43	142,597
1,064,000	3.375	(f)	05/15/44	837,581
700,000	3.125	(f)	08/15/44	528,805
200,000	3.000	(f)	11/15/44	147,477
8,782,000	2.500	(f)	02/15/45	5,927,697
1,546,000	4.750	(f)	02/15/45	1,459,946
1,000,000	2.500	(f)	02/15/46	663,185
7,139,700	2.500	(f)	05/15/46	4,717,104
1,000,000	5.000	(f)	05/15/46	971,025
5,079,000	2.375	(f)	11/15/49	3,093,194
1,862,000	1.250	(f)	05/15/50	844,402
3,006,000	1.375	(f)	08/15/50	1,403,843
1,582,000	1.625	(f)	11/15/50	788,274
1,671,000	1.875	(f)	02/15/51	885,842
780,000	2.375	(f)	05/15/51	465,592
3,398,000	2.000	(f)	08/15/51	1,844,137
445,000	1.875	(f)	11/15/51	232,735
4,943,600	2.250	(f)	02/15/52	2,836,612
112,000	2.875	(f)	05/15/52	73,984
171,000	3.000	(f)	08/15/52	115,745
716,000	4.000	(f)	11/15/52	585,773
268,000	3.625	(f)	02/15/53	204,732
275,000	3.625	(f)	05/15/53	209,822
573,000	4.125	(f)	08/15/53	478,389
1,149,700	4.750	(f)	11/15/53	1,063,638
794,000	4.250	(f)	02/15/54	676,644
802,000	4.625	(f)	05/15/54	727,741
2,655,000	4.250	(f)	08/15/54	2,262,382
5,841,800	4.500	(f)	11/15/54	5,189,880
1,040,000	4.625	(f)	02/15/55	943,445
2,816,800	4.750	(f)	05/15/55	2,606,678
2,308,000	4.750	(f)	08/15/55	2,136,015
4,445,000	4.625	(f)	11/15/55	4,031,634
2,201,700	4.750	(f)	02/15/56	2,039,188
2,000,000	5.000	(f)	05/15/56	1,928,641

U.S. Treasury Notes
2,213,000	3.875	(f)	07/31/27	2,206,661
12,118,000	2.250	(f)	08/15/27	11,899,233
1,000,000	0.500	(f)	10/31/27	957,913
2,462,200	4.250	(f)	01/15/28	2,461,117
32,672,800	0.750	(f)	01/31/28	31,106,446
1,000,000	1.125	(f)	02/29/28	954,369
3,944,600	3.875	(f)	03/31/28	3,918,880

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)

U.S. Treasury Notes – (continued)
$12,314,000	3.750	%(f)	04/15/28	$12,205,365
1,000,000	3.750	(f)	04/30/28	991,103
4,350,200	3.750	(f)	05/15/28	4,309,810
800,000	3.625	(f)	05/31/28	790,637
1,000,000	4.000	(f)	05/31/28	994,703
1,876,000	4.125	(f)	06/30/28	1,869,372
2,091,000	3.875	(f)	07/15/28	2,073,898
2,707,400	4.250	(f)	07/31/28	2,703,457
4,350,000	2.875	(f)	08/15/28	4,231,689
2,445,300	3.625	(f)	08/15/28	2,413,183
5,217,000	1.125	(f)	08/31/28	4,898,986
2,049,200	3.375	(f)	09/15/28	2,010,750
2,143,300	1.250	(f)	09/30/28	2,012,494
1,393,000	3.500	(f)	10/15/28	1,369,211
1,476,000	3.500	(f)	11/15/28	1,449,648
5,491,100	3.750	(f)	12/31/28	5,416,064
1,500,000	3.875	(f)	04/15/29	1,481,348
2,400,000	2.875	(f)	04/30/29	2,309,594
1,895,100	4.625	(f)	04/30/29	1,906,337
2,554,000	3.250	(f)	06/30/29	2,476,878
300,000	4.125	(f)	07/15/29	297,857
919,400	2.625	(f)	07/31/29	875,155
592,000	1.625	(f)	08/15/29	547,138
250,000	3.125	(f)	08/31/29	241,108
21,792,000	4.000	(f)	10/31/29	21,523,613
839,900	1.750	(f)	11/15/29	773,811
42,604,000	3.875	(f)	11/30/29	41,898,029
2,168,000	4.375	(f)	12/31/29	2,164,606
1,822,700	4.250	(f)	01/31/30	1,812,163
2,780,900	4.000	(f)	02/28/30	2,742,670
3,113,500	3.875	(f)	04/30/30	3,054,178
250,000	0.625	(f)	05/15/30	217,686
745,000	3.875	(f)	06/30/30	730,054
2,146,000	0.625	(f)	08/15/30	1,850,189
820,000	3.625	(f)	08/31/30	795,039
1,750,200	3.625	(f)	09/30/30	1,696,038
1,830,200	3.625	(f)	10/31/30	1,772,065
4,026,000	0.875	(f)	11/15/30	3,475,992
100,000	3.750	(f)	01/31/31	97,105
2,938,000	1.125	(f)	02/15/31	2,546,171
413,000	3.500	(f)	02/28/31	396,787
2,003,900	3.875	(f)	03/31/31	1,954,045
3,768,300	1.625	(f)	05/15/31	3,314,779
24,936,000	1.250	(f)	08/15/31	21,359,332
6,729,000	1.375	(f)	11/15/31	5,753,617
1,587,000	4.500	(f)	12/31/31	1,585,549
4,696,700	1.875	(f)	02/15/32	4,096,843
13,259,000	2.875	(f)	05/15/32	12,150,441
2,686,800	2.750	(f)	08/15/32	2,435,306
4,700,300	4.125	(f)	11/15/32	4,587,943
2,521,300	3.500	(f)	02/15/33	2,368,751
3,479,000	3.375	(f)	05/15/33	3,235,498
1,500,000	4.250	(f)	05/31/33	1,469,904
3,262,700	3.875	(f)	08/15/33	3,120,009
611,000	4.500	(f)	11/15/33	606,319
12,913,800	4.000	(f)	02/15/34	12,395,684
963,000	4.375	(f)	05/15/34	945,887
4,490,500	3.875	(f)	08/15/34	4,256,166

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)

U.S. Treasury Notes – (continued)
$2,729,000	4.250	%(f)	11/15/34	$2,649,608
4,445,400	4.625	(f)	02/15/35	4,425,502
2,513,400	4.250	(f)	05/15/35	2,432,838
4,103,900	4.250	(f)	08/15/35	3,966,762
886,000	4.000	(f)	11/15/35	838,672
1,144,000	4.125	(f)	02/15/36	1,091,789
1,002,000	4.375	(f)	05/15/36	974,007

TOTAL U.S. TREASURY OBLIGATIONS

(Cost $403,102,732)				391,529,887

Shares	Dividend Rate			Value

Investment Company – 10.0%(g)

Goldman Sachs Central Government Fund - Institutional Shares
83,122,658	3.779%(h)			83,122,658

(Cost $83,122,658)

TOTAL INVESTMENTS – 109.3% (Cost $934,558,107)				$911,221,710

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.3)%				(77,369,589)

NET ASSETS – 100.0%				$833,852,121

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $99,818,945 which represents approximately 12.0% of the Fund’s net assets as of August 31, 2026.

(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity date.

(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2026.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(g)	Represents an affiliated issuer.

(h)	Represents 1-day yield at August 31, 2026.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index
TSFR	—Term Secured Overnight Financing Rate
TSFR3M	—3 Month SOFR

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At August 31, 2026, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date (a)	Settlement Date	Principal Amount	Value

Federal National Mortgage Association	2.000%	TBA-15yr	09/15/41	$(2,000,000)	$(1,806,875)
Government National Mortgage Association	4.500	TBA-30yr	09/20/56	(1,000,000)	(936,250)

Total (Proceeds Receivable $2,758,887)					$(2,743,125)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 60.4%

Banks – 22.6%
American Express Co.
(US 5 Year CMT T-Note + 2.854%)
$573,000	3.550%	09/15/74(a)	$573,716
American Express Co., Series E
(US 5 Year CMT T-Note + 2.119%)
657,000	6.450	09/15/74(a)	663,570
BAC Capital Trust XIV, Series G
(TSFR3M + 0.662%)
85,000	4.326	09/15/74(a)	69,275
Bank of America Corp.
(US 5 Year CMT T-Note + 2.351%)
931,000	6.250	10/26/74(a)	934,491
(US 5 Year CMT T-Note + 2.684%)
652,000	6.625	08/01/75(a)	669,409
Bank of America Corp., Series FF
(TSFR3M + 3.193%)
354,000	5.875	09/15/74(a)	355,770
Bank of America Corp., Series RR
(US 5 Year CMT T-Note + 2.760%)
746,000	4.375	04/27/75(a)	743,202
Bank of America Corp., Series TT
(US 5 Year CMT T-Note + 3.231%)
895,000	6.125	07/27/75(a)	900,594
Bank of New York Mellon Corp. (The)
(US 5 Year CMT T-Note + 2.297%)
327,000	6.300	09/20/74(a)	332,722
(US 5 Year CMT T-Note + 2.271%)
396,000	5.950	12/20/74(a)	396,990
Bank of New York Mellon Corp. (The), Series I
(US 5 Year CMT T-Note + 2.630%)
540,000	3.750	03/20/75(a)	537,300
Bank of New York Mellon Corp. (The), Series M
(US 5 Year CMT T-Note + 2.034%)
159,000	5.625	06/20/75(a)	157,012
Capital One Financial Corp., Series M
(US 5 Year CMT T-Note + 3.157%)
488,000	3.950	09/01/75(a)	489,220
Capital One Financial Corp., Series O
(TSFR3M + 3.338%)
375,000	5.500	10/30/74(a)	375,469
Charles Schwab Corp. (The), Series F
(3M USD LIBOR + 2.575%)
322,000	5.000	06/01/75(a)	319,585

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Charles Schwab Corp. (The), Series H
(10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.079%)
$837,000	4.000%	03/01/75(a)	$780,871
Charles Schwab Corp. (The), Series K
(US 5 Year CMT T-Note + 3.256%)
395,000	5.000	06/01/75(a)	396,248
Charles Schwab Corp. (The), Series L
(US 5 Year CMT T-Note + 2.250%)
558,000	6.100	09/01/75(a)	551,025
Citigroup, Inc.
(US 5 Year CMT T-Note + 3.001%)
643,000	6.625	05/15/75(a)	651,359
Citigroup, Inc., Series AA
(US 5 Year CMT T-Note + 3.211%)
448,000	7.625	02/15/75(a)	467,264
Citigroup, Inc., Series BB
(US 5 Year CMT T-Note + 2.905%)
314,000	7.200	08/15/75(a)	323,028
Citigroup, Inc., Series CC
(US 5 Year CMT T-Note + 2.693%)
344,000	7.125	11/15/74(a)	352,600
Citigroup, Inc., Series DD
(10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.757%)
875,000	7.000	11/15/74(a)	898,450
Citigroup, Inc., Series EE
(US 5 Year CMT T-Note + 2.572%)
768,000	6.750	02/15/75(a)	772,224
Citigroup, Inc., Series FF
(US 5 Year CMT T-Note + 2.726%)
910,000	6.950	05/15/75(a)	922,513
Citigroup, Inc., Series GG
(US 5 Year CMT T-Note + 2.890%)
1,118,000	6.875	11/15/74(a)	1,134,770
Citigroup, Inc., Series Y
(US 5 Year CMT T-Note + 3.000%)
372,000	4.150	02/15/75(a)	370,605
Citigroup, Inc., Series Z
(US 5 Year CMT T-Note + 3.209%)
467,000	7.375	08/15/75(a)	481,010
Citizens Financial Group, Inc., Series B
(TSFR3M + 3.265%)
84,000	7.015	01/07/75(a)	84,210

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Citizens Financial Group, Inc., Series C
	(TSFR3M + 3.419%)
$107,000	7.169%	01/07/75(a)	$107,658
Citizens Financial Group, Inc., Series G
	(US 5 Year CMT T-Note + 3.215%)
48,000	4.000	10/06/74(a)	47,880
Citizens Financial Group, Inc., Series J
	(US 5 Year CMT T-Note + 2.379%)
133,000	6.750	01/06/75(a)	131,670
Fifth Third Bancorp, Series H
	(TSFR3M + 3.295%)
213,000	7.027	12/31/74(a)	213,533
Fifth Third Bancorp, Series J
	(TSFR3M + 3.391%)
351,000	7.123	09/30/74(a)	351,878
First Citizens BancShares, Inc., Series D
	(US 5 Year CMT T-Note + 3.301%)
191,000	7.000	03/15/75(a)	192,671
Huntington Bancshares, Inc., Series F
(10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.945%)
183,000	5.625	10/15/74(a)	182,542
Huntington Bancshares, Inc., Series G
(7 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.045%)
127,000	4.450	01/15/75(a)	124,777
Huntington Bancshares, Inc., Series K
	(US 5 Year CMT T-Note + 2.653%)
564,000	6.250	01/15/75(a)	564,000
JPMorgan Chase & Co.
22,000	8.750	09/01/30	24,898
JPMorgan Chase & Co., Series CC
	(TSFR3M + 2.842%)
342,000	6.653	05/01/75(a)	342,641
JPMorgan Chase & Co., Series II
	(TSFR3M + 2.745%)
249,000	6.470	10/01/74(a)	249,778
JPMorgan Chase & Co., Series NN
	(US 5 Year CMT T-Note + 2.737%)
961,000	6.875	06/01/75(a)	992,233
JPMorgan Chase & Co., Series OO
	(US 5 Year CMT T-Note + 2.152%)
1,211,000	6.500	04/01/75(a)	1,235,220
JPMorgan Chase & Co., Series PP
	(US 5 Year CMT T-Note + 2.080%)
1,139,000	6.100	07/01/75(a)	1,136,152
JPMorgan Chase & Co., Series U
	(TSFR3M + 1.212%)
200,000	5.023	01/15/87(a)	183,624

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
JPMorgan Chase & Co., Series W
(TSFR3M + 1.262%)
$79,000	5.002%	05/15/77(a)	$71,693
M&T Bank Corp.
(US 5 Year CMT T-Note + 2.679%)
189,000	3.500	03/01/75(a)	189,945
M&T Bank Corp., Series F
(TSFR3M + 3.782%)
237,000	5.125	05/01/75(a)	237,889
Mellon Capital IV, Series 1
(TSFR3M + 0.827%)
134,000	4.523	12/20/74(a)	113,230
Morgan Stanley, Series M
122,000	5.875	03/15/75(a)	121,085
Morgan Stanley, Series N
(TSFR3M + 3.422%)
126,000	7.086	03/15/75(a)	126,787
Northern Trust Corp., Series D
(TSFR3M + 3.464%)
111,000	4.600	04/01/75(a)	111,555
PNC Financial Services Group, Inc. (The), Series S
(TSFR3M + 3.562%)
173,000	5.000	05/01/75(a)	173,432
PNC Financial Services Group, Inc. (The), Series T
(US 5 Year CMT T-Note + 2.595%)
305,000	3.400	12/15/74(a)	304,619
PNC Financial Services Group, Inc. (The), Series U
(US 5 Year CMT T-Note + 3.000%)
725,000	6.000	08/15/75(a)	725,000
PNC Financial Services Group, Inc. (The), Series V
(US 5 Year CMT T-Note + 3.238%)
491,000	6.200	12/15/74(a)	494,682
PNC Financial Services Group, Inc. (The), Series W
(7 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.808%)
733,000	6.250	06/15/75(a)	746,744
State Street Corp.
(US 5 Year CMT T-Note + 2.135%)
412,000	6.450	06/15/75(a)	415,605
State Street Corp., Series I
(US 5 Year CMT T-Note + 2.613%)
719,000	6.700	06/15/75(a)	737,227
State Street Corp., Series J
(US 5 Year CMT T-Note + 2.628%)
439,000	6.700	12/15/74(a)	449,975
Synchrony Financial, Series C
(US 5 Year CMT T-Note + 3.078%)
157,000	7.250	08/15/75(a)	155,038

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Truist Financial Corp., Series M
(TSFR3M + 3.048%)
$168,000	5.125%	06/15/75(a)	$168,000
Truist Financial Corp., Series N
(US 5 Year CMT T-Note + 3.003%)
716,000	6.669	03/01/75(a)	720,475
Truist Financial Corp., Series Q
(10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.349%)
495,000	5.100	03/01/75(a)	490,669
Truist Financial Corp., Series S
(US 5 Year CMT T-Note + 2.129%)
189,000	6.250	09/15/74(a)	187,110
U.S. Bancorp
(US 5 Year CMT T-Note + 2.541%)
522,000	3.700	01/15/75(a)	518,085
U.S. Bancorp, Series J
(TSFR3M + 3.176%)
442,000	5.300	04/15/75(a)	442,221
USB Capital IX
(TSFR3M + 1.282%)
233,000	5.035	10/16/74(a)	180,575
Wells Fargo & Co.
358,000	5.950	12/01/86	352,631
(US 5 Year CMT T-Note + 2.767%)
536,000	6.850	09/15/74(a)	552,750
(US 5 Year CMT T-Note + 3.606%)
691,000	7.625	09/15/74(a)	720,367
Wells Fargo & Co., Series GG
(US 5 Year CMT T-Note + 2.340%)
1,091,000	6.125	06/15/75(a)	1,082,817
Wells Fargo & Co., Series HH
(US 5 Year CMT T-Note + 2.174%)
632,000	6.550	12/15/74(a)	633,896

			33,009,759

Basic Industry – 0.2%
FMC Corp.
(US 5 Year CMT T-Note + 4.366%)
333,000	8.450	11/01/55(a)	244,021

Building Materials – 0.2%
Stanley Black & Decker, Inc.
(US 5 Year CMT T-Note + 2.657%)
333,000	6.707	03/15/60(a)	340,331

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – 0.7%
Aptiv Swiss Holdings Ltd.
(US 5 Year CMT T-Note + 3.385%)
$200,000	6.875%	12/15/54(a)	$200,947
General Motors Financial Co., Inc., Series A
(3M USD LIBOR + 3.598%)
457,000	5.750	03/30/75(a)	454,715
General Motors Financial Co., Inc., Series B
(3M USD LIBOR + 3.436%)
243,000	6.500	03/30/75(a)	243,607
General Motors Financial Co., Inc., Series C
(US 5 Year CMT T-Note + 4.997%)
189,000	5.700	03/30/75(a)	188,764

			1,088,033

Consumer Noncyclical – 0.2%
DENTSPLY SIRONA, Inc.
(US 5 Year CMT T-Note + 4.379%)
243,000	8.375	09/12/55(a)	243,911

Electric – 18.8%
AES Corp. (The)
(US 5 Year CMT T-Note + 3.201%)
410,000	7.600	01/15/55(a)	419,196
(US 5 Year CMT T-Note + 2.890%)
230,000	6.950	07/15/55(a)	226,870
Alliant Energy Corp.
(US 5 Year CMT T-Note + 2.077%)
319,000	5.750	04/01/56(a)	314,614
American Electric Power Co., Inc.
(US 5 Year CMT T-Note + 2.675%)
361,000	6.950	12/15/54(a)	382,107
422,000	3.875	02/15/62(a)	419,099
(US 5 Year CMT T-Note + 2.750%)
44,000	7.050	12/15/54(a)	45,760
American Electric Power Co., Inc., Series C
(US 5 Year CMT T-Note + 2.128%)
795,000	5.800	03/15/56(a)	786,056
American Electric Power Co., Inc., Series D
(US 5 Year CMT T-Note + 1.940%)
534,000	6.050	03/15/56(a)	522,952
CenterPoint Energy, Inc.
(US 5 Year CMT T-Note + 2.586%)
89,000	6.700	05/15/55(a)	91,025
(US 5 Year CMT T-Note + 2.223%)
425,000	5.950	04/01/56(a)	421,770

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
CenterPoint Energy, Inc., Series A
(US 5 Year CMT T-Note + 3.254%)
$144,000	7.000%	02/15/55(a)	$148,860
CenterPoint Energy, Inc., Series B
(US 5 Year CMT T-Note + 2.946%)
199,000	6.850	02/15/55(a)	206,711
CenterPoint Energy, Inc., Series E
(US 5 Year CMT T-Note + 1.885%)
146,000	6.400	08/15/58(a)	147,825
CMS Energy Corp.
(US 5 Year CMT T-Note + 4.116%)
250,000	4.750	06/01/50(a)	244,375
(US 5 Year CMT T-Note + 2.900%)
381,000	3.750	12/01/50(a)	352,425
(US 5 Year CMT T-Note + 1.961%)
431,000	6.500	06/01/55(a)	436,711
Dominion Energy, Inc.
(US 5 Year CMT T-Note + 2.207%)
574,000	6.625	05/15/55(a)	577,497
(US 5 Year CMT T-Note + 2.262%)
499,000	6.000	02/15/56(a)	498,376
(US 5 Year CMT T-Note + 2.006%)
334,000	6.200	02/15/56(a)	330,243
(US 5 Year CMT T-Note + 1.869%)
447,000	6.150	12/15/56(a)	444,273
(US 5 Year CMT T-Note + 1.702%)
365,000	6.250	12/15/56(a)	362,142
Dominion Energy, Inc., Series A
(US 5 Year CMT T-Note + 2.386%)
417,000	6.875	02/01/55(a)	427,916
Dominion Energy, Inc., Series B
(US 5 Year CMT T-Note + 2.511%)
533,000	7.000	06/01/54(a)	554,041
Dominion Energy, Inc., Series C
(US 5 Year CMT T-Note + 3.195%)
455,000	4.350	04/15/75(a)	455,569
DTE Energy Co., Series C
(US 5 Year CMT T-Note + 1.811%)
314,000	6.200	07/01/58(a)	315,046
Duke Energy Corp.
(US 5 Year CMT T-Note + 2.588%)
490,000	6.450	09/01/54(a)	503,333

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
(US 5 Year CMT T-Note + 2.321%)
$368,000	3.250%	01/15/82(a)	$366,160
Edison International
(US 5 Year CMT T-Note + 3.864%)
241,000	8.125	06/15/53(a)	245,295
(US 5 Year CMT T-Note + 3.658%)
74,000	7.875	06/15/54(a)	75,480
Emera U.S. Finance LLC, Series A
(US 5 Year CMT T-Note + 2.866%)
214,000	6.650	10/01/56(a)	216,916
Emera U.S. Finance LLC, Series B
(US 5 Year CMT T-Note + 2.648%)
131,000	6.850	10/01/56(a)	132,358
Entergy Corp.
(US 5 Year CMT T-Note + 2.670%)
516,000	7.125	12/01/54(a)	535,350
(US 5 Year CMT T-Note + 2.179%)
194,000	5.875	06/15/56(a)	192,302
(US 5 Year CMT T-Note + 2.013%)
247,000	6.100	06/15/56(a)	243,364
(US 5 Year CMT T-Note + 1.878%)
293,000	6.500	12/15/56(a)	294,099
(US 5 Year CMT T-Note + 2.030%)
292,000	6.500	12/15/58(a)	292,438
EUSHI Finance, Inc.
(US 5 Year CMT T-Note + 2.509%)
334,000	6.250	04/01/56(a)	332,265
Evergy, Inc.
(US 5 Year CMT T-Note + 2.558%)
220,000	6.650	06/01/55(a)	223,850
Eversource Energy, Series A
(US 5 Year CMT T-Note + 2.521%)
420,000	6.100	08/15/56(a)	418,425
Eversource Energy, Series B
(US 5 Year CMT T-Note + 2.325%)
275,000	6.350	08/15/56(a)	275,825
Exelon Corp.
(US 5 Year CMT T-Note + 1.975%)
442,000	6.500	03/15/55(a)	448,458
National Rural Utilities Cooperative Finance Corp.
(US 5 Year CMT T-Note + 3.533%)
53,000	7.125	09/15/53(a)	54,855

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Nevada Power Co.
	(US 5 Year CMT T-Note + 1.936%)
$39,000	6.250%	05/15/55(a)	$39,195
NextEra Energy Capital Holdings, Inc.
	(US 5 Year CMT T-Note + 2.457%)
529,000	6.750	06/15/54(a)	545,489
	(US 5 Year CMT T-Note + 2.364%)
372,000	6.700	09/01/54(a)	380,835
	(US 5 Year CMT T-Note + 2.053%)
412,000	6.375	08/15/55(a)	418,180
	(US 5 Year CMT T-Note + 1.979%)
396,000	6.500	08/15/55(a)	398,740
	(TSFR3M + 2.329%)
38,000	6.055	10/01/66(a)	34,485
	(TSFR3M + 2.387%)
188,000	6.051	06/15/67(a)	169,670
	(3M USD LIBOR + 2.409%)
264,000	4.800	12/01/77(a)	261,418
	(3M USD LIBOR + 3.156%)
148,000	5.650	05/01/79(a)	148,148
	(US 5 Year CMT T-Note + 2.547%)
350,000	3.800	03/15/82(a)	348,250
NextEra Energy Capital Holdings, Inc., Series AA
	(US 5 Year CMT T-Note + 1.840%)
582,000	6.000	10/01/56(a)	577,833
NextEra Energy Capital Holdings, Inc., Series BB
	(US 5 Year CMT T-Note + 1.765%)
831,000	6.200	10/01/56(a)	812,053
NextEra Energy Capital Holdings, Inc., Series CC
	(US 5 Year CMT T-Note + 1.685%)
559,000	6.625	10/01/66(a)	549,659
NiSource, Inc.
	(US 5 Year CMT T-Note + 2.451%)
310,000	6.950	11/30/54(a)	320,463
	(US 5 Year CMT T-Note + 2.527%)
185,000	6.375	03/31/55(a)	187,412
	(US 5 Year CMT T-Note + 2.035%)
427,000	5.750	07/15/56(a)	422,871
PacifiCorp
	(US 5 Year CMT T-Note + 3.319%)
561,000	7.375	09/15/55(a)	564,871
	(US 5 Year CMT T-Note + 3.292%)
369,000	7.125	08/15/56(a)	366,601

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
PG&E Corp.
	(US 5 Year CMT T-Note + 3.883%)
$699,000	7.375%	03/15/55(a)	$704,242
	(US 5 Year CMT T-Note + 3.225%)
230,000	6.850	09/15/56(a)	225,975
PPL Capital Funding, Inc., Series A
	(TSFR3M + 2.927%)
212,000	6.659	03/30/67(a)	210,410
Puget Energy, Inc.
	(US 5 Year CMT T-Note + 2.961%)
131,000	7.000	09/15/56(a)	131,819
	(US 5 Year CMT T-Note + 2.848%)
256,000	7.250	09/15/56(a)	257,280
Sempra
	(US 5 Year CMT T-Note + 2.868%)
616,000	4.125	04/01/52(a)	614,460
	(US 5 Year CMT T-Note + 2.632%)
643,000	6.400	10/01/54(a)	638,178
191,000	6.375	04/01/56(a)	192,432
	(US 5 Year CMT T-Note + 2.789%)
506,000	6.875	10/01/54(a)	518,443
	(US 5 Year CMT T-Note + 2.138%)
114,000	6.550	04/01/55(a)	113,430
	(US 5 Year CMT T-Note + 2.354%)
179,000	6.625	04/01/55(a)	180,342
Sierra Pacific Power Co.
	(US 5 Year CMT T-Note + 2.549%)
183,000	6.200	12/15/55(a)	181,856
	(US 5 Year CMT T-Note + 2.638%)
200,000	6.375	09/15/56(a)	200,200
Southern Co. (The)
	(US 5 Year CMT T-Note + 1.993%)
273,000	6.000	04/01/58(a)	270,693
Southern Co. (The), Series 2025
	(US 5 Year CMT T-Note + 2.069%)
712,000	6.375	03/15/55(a)	723,919
Southern Co. (The), Series 21-A
	(US 5 Year CMT T-Note + 2.915%)
691,000	3.750	09/15/51(a)	689,228
Southern Co. Gas Capital Corp.
	(US 5 Year CMT T-Note + 1.822%)
382,000	6.050	09/15/56(a)	381,610

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
WEC Energy Group, Inc.
(US 5 Year CMT T-Note + 1.905%)
$265,000	5.625%	05/15/56(a)	$262,615
Xcel Energy, Inc.
(US 5 Year CMT T-Note + 2.168%)
421,000	5.750	12/03/56(a)	411,422

			27,436,959

Energy – 5.3%
BP Capital Markets PLC
(US 5 Year CMT T-Note + 4.398%)
1,097,000	4.875	12/22/74(a)	1,074,786
(US 5 Year CMT T-Note + 1.924%)
429,000	6.125	06/18/75(a)	429,536
(US 5 Year CMT T-Note + 2.153%)
715,000	6.450	09/01/75(a)	738,237
Energy Transfer LP
(US 5 Year CMT T-Note + 4.020%)
259,000	8.000	05/15/54(a)	271,530
(US 5 Year CMT T-Note + 2.829%)
328,000	7.125	10/01/54(a)	336,610
(US 5 Year CMT T-Note + 2.676%)
302,000	6.500	02/15/56(a)	305,020
(US 5 Year CMT T-Note + 2.475%)
439,000	6.750	02/15/56(a)	439,000
(US 5 Year CMT T-Note + 2.336%)
133,000	6.550	01/15/57(a)	133,159
(US 5 Year CMT T-Note + 2.219%)
744,000	6.700	01/15/57(a)	742,140
(TSFR3M + 3.279%)
87,000	7.090	11/01/66(a)	86,631
Energy Transfer LP, Series B
(TSFR3M + 4.417%)
87,000	6.625	02/15/75(a)	87,672
Energy Transfer LP, Series G
(US 5 Year CMT T-Note + 5.306%)
902,000	7.125	05/15/75(a)	925,678
Enterprise Products Operating LLC
(TSFR3M + 2.832%)
237,000	5.375	02/15/78(a)	237,160
Enterprise Products Operating LLC, Series D
(TSFR3M + 3.248%)
195,000	6.988	08/16/77(a)	195,503
Enterprise Products Operating LLC, Series E
(TSFR3M + 3.295%)
378,000	5.250	08/16/77(a)	376,002

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Phillips 66 Co., Series A
(US 5 Year CMT T-Note + 2.283%)
$651,000	5.875%	03/15/56(a)	$648,590
Phillips 66 Co., Series B
(US 5 Year CMT T-Note + 2.166%)
305,000	6.200	03/15/56(a)	303,378
Plains All American Pipeline LP, Series B
(TSFR3M + 4.372%)
356,000	8.112	11/15/74(a)	355,110

			7,685,742

Financial Company – 1.0%
Ally Financial, Inc., Series C
(7 yr. US Treasury Yield
Curve Rate T Note Constant Maturity + 3.481%)
365,000	4.700	08/15/75(a)	355,420
Ally Financial, Inc., Series D
(US 5 Year CMT T-Note + 3.148%)
517,000	7.100	08/15/75(a)	521,524
Apollo Global Management, Inc.
(US 5 Year CMT T-Note + 2.168%)
111,000	6.000	12/15/54(a)	106,670
Sumisho Air Lease Corp., Series B
(US 5 Year CMT T-Note + 4.076%)
134,000	8.256	06/15/75(a)	134,436
Sumisho Air Lease Corp., Series C
(US 5 Year CMT T-Note + 3.149%)
196,000	4.125	12/15/74(a)	194,530
Sumisho Air Lease Corp., Series D
(US 5 Year CMT T-Note + 2.560%)
97,000	6.000	12/15/74(a)	94,211

			1,406,791

Healthcare – 1.3%
CVS Health Corp.
(US 5 Year CMT T-Note + 2.516%)
259,000	6.750	12/10/54(a)	266,152
(US 5 Year CMT T-Note + 2.886%)
1,110,000	7.000	03/10/55(a)	1,145,117
Humana, Inc.
(US 5 Year CMT T-Note + 2.891%)
444,000	6.625	09/15/56(a)	442,797

			1,854,066

Insurance – 6.6%
ACE Capital Trust II
137,000	9.700	04/01/30	157,242

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
Aegon Ltd.
	(6M USD LIBOR + 3.540%)
$472,000	5.500%	04/11/48(a)	$473,804
Allstate Corp. (The)
	(3M USD LIBOR + 2.120%)
241,000	6.500	05/15/67(a)	242,742
Allstate Corp. (The), Series B
	(TSFR3M + 3.200%)
246,000	6.940	08/15/53(a)	246,084
American International Group, Inc., Series A-9
	(3M USD LIBOR + 2.868%)
133,000	5.750	04/01/48(a)	133,659
American National Group, Inc.
	(US 5 Year CMT T-Note + 3.183%)
231,000	7.000	12/01/55(a)	220,518
Assurant, Inc.
	(3M USD LIBOR + 4.135%)
101,000	7.000	03/27/48(a)	102,768
Athene Holding Ltd.
	(US 5 Year CMT T-Note + 2.607%)
108,000	6.625	10/15/54(a)	99,992
	(US 5 Year CMT T-Note + 2.582%)
301,000	6.875	06/28/55(a)	279,577
AXIS Specialty Finance LLC
	(US 5 Year CMT T-Note + 3.186%)
190,000	4.900	01/15/40(a)	185,066
Corebridge Financial, Inc.
	(US 5 Year CMT T-Note + 3.846%)
256,000	6.875	12/15/52(a)	259,347
	(US 5 Year CMT T-Note + 2.646%)
330,000	6.375	09/15/54(a)	322,944
	(US 5 Year CMT T-Note + 3.181%)
404,000	6.875	06/01/75(a)	417,130
Equitable Holdings, Inc.
	(US 5 Year CMT T-Note + 2.390%)
231,000	6.700	03/28/55(a)	234,423
Genworth Holdings, Inc.
	(TSFR3M + 2.264%)
239,000	6.005	11/15/66(a)	196,279
Lincoln National Corp., Series C
	(US 5 Year CMT T-Note + 5.318%)
218,000	9.250	03/01/75(a)	229,718
MetLife, Inc.
	(US 5 Year CMT T-Note + 1.817%)
303,000	5.850	03/15/56(a)	294,120
302,000	6.400	12/15/66	304,272
445,000	10.750	08/01/69	563,448

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
MetLife, Inc., Series D
	(TSFR3M + 3.221%)
$87,000	5.875%	09/15/74(a)	$87,435
MetLife, Inc., Series G
	(US 5 Year CMT T-Note + 2.078%)
585,000	6.350	03/15/55(a)	597,500
Nationwide Financial Services, Inc.
136,000	6.750	05/15/87	132,177
Prudential Financial, Inc.
	(3M USD LIBOR + 2.380%)
497,000	4.500	09/15/47(a)	490,331
	(3M USD LIBOR + 2.665%)
502,000	5.700	09/15/48(a)	505,890
	(US 5 Year CMT T-Note + 3.035%)
365,000	3.700	10/01/50(a)	334,332
	(US 5 Year CMT T-Note + 3.162%)
408,000	5.125	03/01/52(a)	393,724
	(US 5 Year CMT T-Note + 3.234%)
554,000	6.000	09/01/52(a)	556,390
	(US 5 Year CMT T-Note + 2.848%)
113,000	6.750	03/01/53(a)	117,982
	(US 5 Year CMT T-Note + 2.404%)
284,000	6.500	03/15/54(a)	290,925
	(US 5 Year CMT T-Note + 1.779%)
328,000	6.250	06/15/56(a)	323,524
Reinsurance Group of America, Inc.
	(US 5 Year CMT T-Note + 2.392%)
343,000	6.650	09/15/55(a)	341,552
	(US 5 Year CMT T-Note + 2.344%)
272,000	6.375	09/15/56(a)	264,338
	(TSFR3M + 2.927%)
15,000	6.591	12/15/65(a)	14,403
Voya Financial, Inc.
	(3M USD LIBOR + 2.084%)
86,000	4.700	01/23/48(a)	84,670
Voya Financial, Inc., Series A
	(US 5 Year CMT T-Note + 3.358%)
142,000	7.758	03/15/75(a)	147,414

			9,645,720

Media Non Cable – 0.4%
Paramount Global
	(3M USD LIBOR + 3.899%)
218,000	6.250	02/28/57(a)	168,316
	(US 5 Year CMT T-Note +
3.999%)
524,000	6.375	03/30/62(a)	432,667

			600,983

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Natural Gas – 0.3%
Northwest Natural Holding Co.
(US 5 Year CMT T-Note + 2.701%)
$150,000	7.000%	09/15/55(a)	$152,250
Spire, Inc.
(US 5 Year CMT T-Note + 2.556%)
130,000	6.250	06/01/56(a)	130,650
(US 5 Year CMT T-Note + 2.327%)
238,000	6.450	06/01/56(a)	238,362

			521,262

REITs and Real Estate – 0.5%
Alexandria Real Estate Equities, Inc., Series A
(US 5 Year CMT T-Note + 2.889%)
291,000	7.250	02/15/57(a)	292,230
HA Sustainable Infrastructure Capital, Inc.
(US 5 Year CMT T-Note + 4.301%)
210,000	8.000	06/01/56(a)	220,500
(US 5 Year CMT T-Note + 3.478%)
277,000	7.125	11/15/56(a)	277,967

			790,697

Wireless – 2.2%
Verizon Communications, Inc.
(US 5 Year CMT T-Note + 2.042%)
991,000	6.200	05/14/56(a)	964,986
(US 5 Year CMT T-Note + 2.297%)
731,000	6.750	02/15/57(a)	733,633
(US 5 Year CMT T-Note + 1.813%)
757,000	6.050	05/14/58(a)	738,832
(US 5 Year CMT T-Note + 2.048%)
728,000	6.600	02/15/59(a)	727,784

			3,165,235

Wirelines – 0.1%
Qwest Corp.
187,250	6.500	09/01/51	142,161

TOTAL CORPORATE OBLIGATIONS (Cost $88,593,675)			88,175,671

Foreign Corporate Debt – 8.7%

Banks – 0.5%
Bank of Montreal (Canada)
(US 5 Year CMT T-Note +2.979%)
144,000	6.709	02/25/75(a)	144,900
Bank of Nova Scotia (The) (Canada)
(TSFR3M + 2.910%)
554,000	6.672	04/12/75(a)	554,692

			699,592

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Electric – 0.3%
Algonquin Power & Utilities Corp. (Canada)
(US 5 Year CMT T-Note + 3.249%)
$317,000	4.750%	01/18/82(a)	$316,207
Brookfield Infrastructure Finance ULC (Canada)
(US 5 Year CMT T-Note + 2.453%)
134,000	6.750	03/15/55(a)	133,833

			450,040

Energy – 3.7%
Enbridge, Inc. (Canada)
(US 5 Year CMT T-Note + 2.970%)
459,000	7.200	06/27/54(a)	483,671
(US 5 Year CMT T-Note + 3.122%)
169,000	7.375	03/15/55(a)	177,028
(TSFR3M + 3.680%)
420,000	5.500	07/15/77(a)	421,050
(3M U.S.T-Bill MMY + 3.903%)
111,000	6.250	03/01/78(a)	111,694
(US 5 Year CMT T-Note + 3.708%)
193,000	7.375	01/15/83(a)	197,825
(US 5 Year CMT T-Note + 4.418%)
337,000	7.625	01/15/83(a)	363,117
(US 5 Year CMT T-Note + 4.431%)
557,000	8.500	01/15/84(a)	631,498
Enbridge, Inc., Series 16-A (Canada)
(TSFR3M + 4.152%)
621,000	6.000	01/15/77(a)	624,105
Enbridge, Inc., Series 20-A (Canada)
(US 5 Year CMT T-Note + 5.314%)
109,000	5.750	07/15/80(a)	109,136
Enbridge, Inc., Series NC5 (Canada)
(US 5 Year CMT T-Note + 3.785%)
425,000	8.250	01/15/84(a)	449,438
South Bow Canadian Infrastructure Holdings Ltd. (Canada)
(US 5 Year CMT T-Note + 3.667%)
197,000	7.500	03/01/55(a)	207,096
(US 5 Year CMT T-Note + 3.949%)
339,000	7.625	03/01/55(a)	352,136
TransCanada PipeLines Ltd. (Canada)
(US 5 Year CMT T-Note + 2.250%)
303,000	6.125	10/17/56(a)	304,529
(US 5 Year CMT T-Note + 2.117%)
231,000	6.375	10/17/56(a)	230,252

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Energy – (continued)
	(US 5 Year CMT T-Note + 2.614%)
$314,000	7.000%	06/01/65(a)	$322,635
	(TSFR3M + 2.472%)
438,000	6.212	05/15/67(a)	406,792

			5,392,002

Financial Company – 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
	(US 5 Year CMT T-Note + 2.720%)
149,000	6.950	03/10/55(a)	152,654
	(US 5 Year CMT T-Note + 2.441%)
333,000	6.500	01/31/56(a)	335,240
Brookfield Finance, Inc. (Canada)
	(US 5 Year CMT T-Note + 2.076%)
236,000	6.300	01/15/55(a)	228,952

			716,846

Insurance – 0.1%
Pelagos Insurance Capital Ltd. (United Kingdom)
	(US 5 Year CMT T-Note + 4.280%)
200,000	7.750	06/15/55(a)	209,250

Wireless – 2.9%
Rogers Communications, Inc. (Canada)
	(US 5 Year CMT T-Note + 2.653%)
605,000	7.000	04/15/55(a)	611,050
	(US 5 Year CMT T-Note + 2.620%)
429,000	7.125	04/15/55(a)	431,681
	(US 5 Year CMT T-Note + 2.840%)
242,000	6.875	07/31/56(a)	242,494
TEL U.S. Corp. (Canada)
	(US 5 Year CMT T-Note + 2.709%)
189,000	7.000	10/15/55(a)	189,089
TELUS Corp. (Canada)
	(US 5 Year CMT T-Note + 2.769%)
319,000	6.625	10/15/55(a)	317,405
	(US 5 Year CMT T-Note + 2.694%)
541,000	6.375	06/09/56(a)	532,104
	(US 5 Year CMT T-Note + 2.515%)
330,000	6.625	06/09/56(a)	319,226
Vodafone Group PLC (United Kingdom)
	(5 Year USD Swap + 4.873%)
681,000	7.000	04/04/79(a)	699,727
	(US 5 Year CMT T-Note + 2.767%)
561,000	4.125	06/04/81(a)	516,625

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Wireless – (continued)
(US 5 Year CMT T-Note + 3.073%)
$440,000	5.125%	06/04/81(a)	$325,248

			4,184,649

Wirelines – 0.7%
Bell Telephone Co. of Canada or Bell Canada (Canada)
(US 5 Year CMT T-Note + 2.390%)
667,000	6.875	09/15/55(a)	680,400
(US 5 Year CMT T-Note + 2.363%)
397,000	7.000	09/15/55(a)	403,648

			1,084,048

TOTAL FOREIGN CORPORATE DEBT
(Cost $12,853,970)			12,736,427

U.S. Government Agency Obligations – 0.2%
CoBank ACB, Series I
(TSFR3M + 4.660%)
62,000	6.250	10/01/74(a)	62,310
CoBank ACB, Series K
(US 5 Year CMT T-Note + 3.487%)
250,000	6.450	01/01/75(a)	251,563

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $315,671)			313,873

Shares	Description	Dividend Rate	Value

Preferred Stocks – 29.6%

Communications – 1.6%

8,455	Array Digital Infrastructure, Inc.	5.50%	141,959
39,353	AT&T, Inc., Series C	4.75	662,311
13,152	AT&T, Inc., Series A	5.00	231,738
23,106	AT&T, Inc.	5.35	448,025
16,617	Qwest Corp.*	6.50	199,584
10,850	Telephone and Data Systems, Inc., Series VV	6.00	208,212
5,785	Telephone and Data Systems, Inc., Series UU	6.63	121,485
19,785	T-Mobile USA, Inc.	5.50	410,574

			2,423,888

Consumer, Cyclical – 0.6%
3,945	Brunswick Corp.	6.38	96,219
37,602	Ford Motor Co.	6.00	753,628

			849,847

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Consumer, Non-cyclical – 0.3%
2,408	Triton International Ltd., Series E	5.75%	$45,198
9,549	Triton International Ltd.	7.38	239,541
4,907	Triton International Ltd., Series G	7.50	116,885

			401,624

Energy – 0.1%
4,463	TransCanada PipeLines Ltd.	6.25%	98,007

Financial – 23.5%
15,395	AEGON Funding Co. LLC	5.10	273,569
21,610	Affiliated Managers Group, Inc.	4.20	398,238
3,023	Agree Realty Corp., Series A	4.25	50,786
9,500	Allstate Corp. (The), Series I	4.75	164,920
17,988	Allstate Corp. (The), Series H	5.10	335,116
6,922	Allstate Corp. (The), Series J	7.38	178,934
12,008	American Financial Group, Inc.	4.50	221,895
1,616	American Homes 4 Rent, Series G	5.88	35,988
1,796	American Homes 4 Rent, Series H	6.25	41,901
4,869	American National Group, Inc.	7.38	112,863
15,079	Apollo Global Management, Inc.	7.63	386,776
9,090	Arch Capital Group Ltd., Series G	4.55	143,713
5,598	Arch Capital Group Ltd., Series F	5.45	106,082
13,395	Aspen Insurance Holdings Ltd.	5.63	280,773
2,269	Associated Banc- Corp., Series E	5.88	45,244
6,911	Associated Banc-Corp.	6.63	170,425
5,272	Assurant, Inc.	5.25	97,058
17,335	Athene Holding Ltd., Series D	4.88	281,694
6,409	Athene Holding Ltd., Series B	5.63	118,951
10,940	Athene Holding Ltd., Series A	6.35	260,591

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
6,141	Athene Holding Ltd.	7.25%	$152,542
12,549	Athene Holding Ltd., Series E	7.75	317,113
10,500	Axis Capital Holdings Ltd., Series E	5.50	192,990
9,407	Banc of California, Inc., Series F	7.75	236,962
18,391	Bank of America Corp., Series PP	4.13	295,727
22,694	Bank of America Corp., Series QQ	4.25	369,231
3,048	Bank of America Corp., Series E	4.35	56,693
18,381	Bank of America Corp., Series NN	4.38	306,044
11,319	Bank of America Corp., Series 5	4.50	219,362
12,655	Bank of America Corp., Series 02	4.68	236,016
6,748	Bank of America Corp., Series SS	4.75	123,961
9,004	Bank of America Corp., Series 4	4.78	177,019
5,534	Bank of America Corp., Series LL	5.00	107,913
13,405	Bank of America Corp., Series KK	5.38	281,237
8,301	Bank of America Corp., Series HH	5.88	196,734
15,990	Bank of America Corp., Series GG	6.00	384,559
2,855	Bank of Hawaii Corp., Series A	4.38	43,596
3,322	Bank of Hawaii Corp.	8.00	86,837
7,705	Bank of New York Mellon Corp. (The), Series K	6.15	194,012
1,809	Bread Financial Holdings, Inc., Series B	8.88	45,135
15,830	Brighthouse Financial, Inc., Series D	4.63	161,308
6,479	Brighthouse Financial, Inc., Series C	5.38	76,387
4,446	Brighthouse Financial, Inc.	6.25	70,069
4,945	Brighthouse Financial, Inc., Series A	6.60	71,159
7,564	Brighthouse Financial, Inc., Series B	6.75	111,266

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
2,768	Brookfield Finance I UK PLC	4.50%	$41,354
7,402	Brookfield Finance, Inc., Series 50	4.63	109,920
3,236	Brookfield Oaktree Holdings LLC, Series B	6.55	66,144
2,516	Brookfield Oaktree Holdings LLC, Series A	6.63	51,754
7,949	Brookfield Property Partners LP, Series A	5.75	112,001
3,016	Brookfield Property Partners LP, Series A-1	6.50	49,613
15,193	Capital One Financial Corp., Series N	4.25	230,782
9,305	Capital One Financial Corp., Series L	4.38	141,715
1,724	Capital One Financial Corp., Series K	4.63	27,825
17,681	Capital One Financial Corp., Series J	4.80	296,157
20,661	Capital One Financial Corp., Series I	5.00	361,154
8,880	Carlyle Finance LLC	4.63	141,991
10,975	Charles Schwab Corp. (The), Series J	4.45	185,258
12,785	Charles Schwab Corp. (The), Series D	5.95	296,996
6,145	Citizens Financial Group, Inc., Series E	5.00	111,716
11,677	Citizens Financial Group, Inc., Series I	6.50	289,706
10,769	Citizens Financial Group, Inc., Series H	7.38	279,240
2,674	CNO Financial Group, Inc.	5.13	43,399
7,170	Corebridge Financial, Inc.	6.38	155,302
2,084	Cullen/Frost Bankers, Inc., Series B	4.45	34,803

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
4,780	Digital Realty Trust, Inc., Series L	5.20%	$92,971
3,859	Digital Realty Trust, Inc., Series J	5.25	75,907
4,770	Digital Realty Trust, Inc., Series K	5.85	107,230
2,120	EPR Properties, Series G	5.75	45,283
12,807	Equitable Holdings, Inc., Series C	4.30	213,877
6,824	Equitable Holdings, Inc., Series A	5.25	129,588
12,978	F&G Annuities & Life, Inc.	7.30	299,857
3,416	Fifth Third Bancorp, Series K	4.95	61,625
2,768	Fifth Third Bancorp, Series A	6.00	61,643
10,455	Fifth Third Bancorp	6.88	269,844
7,140	First Citizens BancShares, Inc., Series A	5.38	141,301
6,685	First Citizens BancShares, Inc., Series E	6.63	166,122
6,992	First Horizon Corp., Series F	4.70	119,004
2,048	First Horizon Corp., Series E	6.50	47,944
3,333	First Horizon Corp., Series H	6.75	81,325
9,413	Flagstar Bank NA, Series A	6.38	225,912
3,534	Fulton Financial Corp., Series A	5.13	62,835
3,013	Global Net Lease, Inc., Series A	7.25	69,570
5,751	Globe Life, Inc.	4.25	87,185
3,032	Hancock Whitney Corp.	6.25	65,946
5,979	Hartford Financial Services Group, Inc. (The), Series G	6.00	146,067
5,622	Huntington Bancshares, Inc., Series H	4.50	92,875
5,374	Huntington Bancshares, Inc., Series L	5.50	103,020

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
2,444	Huntington Bancshares, Inc., Series C	5.70%	$50,896
4,492	Huntington Bancshares, Inc., Series J	6.88	113,198
9,215	Jackson Financial, Inc.	8.00	237,194
27,947	JPMorgan Chase & Co., Series MM	4.20	468,671
12,871	JPMorgan Chase & Co., Series JJ	4.55	230,133
16,284	JPMorgan Chase & Co., Series LL	4.63	296,369
17,292	JPMorgan Chase & Co., Series GG	4.75	323,879
13,294	JPMorgan Chase & Co., Series DD	5.75	304,300
25,279	JPMorgan Chase & Co., Series EE	6.00	621,358
4,317	Kemper Corp.	5.88	106,069
4,558	KeyCorp, Series G	5.63	92,117
9,025	KeyCorp, Series F	5.65	184,110
11,363	KeyCorp, Series E	6.13	283,620
9,706	KeyCorp	6.20	244,300
4,194	Kimco Realty Corp., Series L	5.13	83,964
4,327	Kimco Realty Corp., Series M	5.25	88,271
9,672	KKR & Co., Inc., Series T	6.88	226,131
8,192	KKR Group Finance Co. IX LLC	4.63	132,547
8,559	Lincoln National Corp., Series D	9.00	225,102
6,635	M&T Bank Corp., Series H	5.63	167,733
8,972	M&T Bank Corp., Series K	6.35	217,481
11,459	M&T Bank Corp., Series J	7.50	307,101
7,794	Merchants Bancorp	7.63	197,923
23,049	MetLife, Inc., Series F	4.75	406,584
9,978	MetLife, Inc., Series A	4.93	209,338
9,476	MetLife, Inc., Series E	5.63	199,091
28,706	Morgan Stanley, Series O	4.25	471,353
15,593	Morgan Stanley, Series A	4.71	294,396
6,602	Morgan Stanley, Series L	4.88	124,052

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
13,833	Morgan Stanley, Series K	5.85%	$310,828
20,127	Morgan Stanley, Series I	6.38	491,703
17,076	Morgan Stanley, Series P	6.50	429,291
31,799	Morgan Stanley, Series Q	6.63	805,469
18,880	Morgan Stanley, Series F	6.88	477,475
1,737	Morgan Stanley, Series E	7.13	44,224
5,242	Navient Corp.	6.00	96,400
7,598	Northern Trust Corp., Series E	4.70	143,906
6,105	Pinnacle Financial Partners, Inc., Series C	6.75	146,886
5,828	Pinnacle Financial Partners, Inc., Series B	8.40	152,810
25,796	Prudential Financial, Inc.	4.13	450,522
13,295	Public Storage, Series N	3.88	194,240
11,403	Public Storage, Series O	3.90	165,343
5,446	Public Storage, Series Q	3.95	79,348
5,095	Public Storage, Series R	4.00	75,763
7,286	Public Storage, Series P	4.00	107,760
3,416	Public Storage, Series S	4.10	52,709
3,560	Public Storage, Series M	4.13	54,361
6,497	Public Storage, Series L	4.63	111,294
2,932	Public Storage, Series J	4.70	51,574
3,164	Public Storage, Series K	4.75	55,908
3,725	Public Storage, Series I	4.88	67,795
3,529	Public Storage, Series G	5.05	66,133
3,113	Public Storage, Series F	5.15	60,050
5,932	Public Storage, Series H	5.60	123,564
5,497	Regions Financial Corp., Series E	4.45	89,491
8,854	Regions Financial Corp., Series C	5.70	216,923
10,999	Regions Financial Corp.	6.95	280,035

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
12,788	Reinsurance Group of America, Inc.	7.13%	$328,140
11,874	RenaissanceRe Holdings Ltd., Series G	4.20	174,785
9,689	RenaissanceRe Holdings Ltd., Series F	5.75	195,621
2,084	Santander Holdings USA, Inc., Series H*	5.25	43,660
3,511	Selective Insurance Group, Inc., Series B	4.60	54,210
4,037	SL Green Realty Corp., Series I	6.50	86,997
4,754	State Street Corp., Series G	5.35	98,075
6,875	Stifel Financial Corp., Series D	4.50	108,694
4,288	Stifel Financial Corp.	5.20	84,302
2,768	Stifel Financial Corp., Series C	6.13	59,955
2,228	Stifel Financial Corp., Series B	6.25	49,662
12,713	Synchrony Financial, Series A	5.63	235,699
12,922	Synchrony Financial, Series B	8.25	334,680
5,266	Texas Capital Bancshares, Inc., Series B	5.75	108,374
6,924	Truist Financial Corp., Series I	4.59	122,486
12,328	Truist Financial Corp., Series R	4.75	216,356
7,286	Truist Financial Corp., Series O	5.25	140,838
11,601	U.S. Bancorp, Series L	3.75	163,110
16,325	U.S. Bancorp, Series M	4.00	245,038
11,051	U.S. Bancorp, Series O	4.50	187,314
35,083	U.S. Bancorp, Series B	4.61	638,511
16,704	U.S. Bancorp, Series K	5.50	348,111
5,273	UMB Financial Corp.	7.75	139,734
5,322	Unum Group	6.25	113,944
1,400	Valley National Bancorp, Series B	7.57	35,112

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
12,232	Valley National Bancorp, Series A	7.91%	$308,246
7,329	Vornado Realty Trust, Series O	4.45	106,564
4,384	Vornado Realty Trust, Series M	5.25	77,158
4,168	Vornado Realty Trust, Series N	5.25	72,648
5,797	Vornado Realty Trust, Series L	5.40	102,027
7,928	Voya Financial, Inc., Series B	5.35	185,832
17,889	W R Berkley Corp.	4.13	291,926
5,293	WaFd, Inc., Series A	4.88	88,446
27,848	Wells Fargo & Co., Series DD	4.25	447,517
20,404	Wells Fargo & Co., Series CC	4.38	334,422
16,703	Wells Fargo & Co., Series AA	4.70	293,305
25,132	Wells Fargo & Co., Series Z	4.75	447,852
22,113	Wells Fargo & Co., Series Y	5.63	491,351
4,058	WesBanco, Inc., Series B	7.38	104,575
4,613	Western Alliance Bancorp, Series A	4.25	114,541
7,115	Wintrust Financial Corp., Series F	7.88	186,342

			34,288,396

Technology – 0.1%
6,092	Pitney Bowes, Inc.	6.70	133,110

Utilities – 3.4%
18,547	Brookfield BRP Holdings Canada, Inc.	4.63	330,354
7,588	Brookfield Infrastructure Finance ULC	5.00	137,993
5,294	Brookfield Infrastructure Partners LP, Series 14	5.00	88,145
13,480	CMS Energy Corp.	5.63	282,326
5,925	DTE Energy Co.	4.38	94,622
9,103	DTE Energy Co., Series G	4.38	143,372
3,703	DTE Energy Co., Series E	5.25	72,134
9,922	DTE Energy Co., Series H	6.25	229,496
6,116	Duke Energy Corp.	5.63	135,164

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Utilities – (continued)
12,553	Duke Energy Corp., Series A	5.75%	$299,138
9,452	Entergy Arkansas LLC	4.88	184,598
7,086	Entergy Mississippi LLC	4.90	141,720
4,479	Entergy New Orleans LLC	5.50	93,342
7,072	Georgia Power Co., Series 2017	5.00	144,835
6,767	National Rural Utilities Cooperative Finance Corp., Series US	5.50	142,784
6,763	NextEra Energy Capital Holdings, Inc., Series N	5.65	141,144
8,037	NextEra Energy Capital Holdings, Inc., Series Z	6.50	188,066
19,387	NextEra Energy Capital Holdings, Inc., Series U	6.50	450,942
7,531	Pacific Gas and Electric Co., Series A	6.00	158,151
7,109	SCE Trust II	5.10	120,142
12,138	Sempra	5.75	245,309
16,001	Southern Co. (The), Series C	4.20	252,816
15,175	Southern Co. (The), Series 2020	4.95	276,944
12,568	Southern Co. (The)	5.25	280,936
2,143	Spire, Inc.	6.38	47,039
13,482	Xcel Energy, Inc.	6.25	302,671

			4,984,183

TOTAL PREFERRED STOCKS (Cost $46,655,519)			43,179,055

Shares	Dividend Rate	Value

Investment Company – 0.0%(b)

Goldman Sachs Central Government Fund - Institutional Shares
25,718	3.779%(c)	25,718
(Cost $25,718)

TOTAL INVESTMENTS – 98.9%
(Cost $148,444,553)		$144,430,744

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		1,595,747

NET ASSETS – 100.0%		$ 146,026,491

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2026.

(b)	Represents an affiliated issuer.
(c)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MMY	—Money Market Yield
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
T-Bill	—Treasury Bill
TSFR	—Term Secured Overnight Financing Rate
TSFR3M	—3 Month SOFR

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities August 31, 2026

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF

Assets:

Investments in unaffiliated issuers, at value (cost $34,531,507, $139,604,053 and $289,021,902, respectively)	$34,714,504	$138,411,223	$278,720,799
Investments in affiliated issuers, at value (cost $43,330, $2,162,200 and $303,141, respectively)	43,330	2,162,200	303,141
Cash	201,460	—	50,000
Foreign Currency, at value (cost $13, $– and $–, respectively)	13	—	—
Receivables:
Interest and Dividends	498,126	2,370,273	674,315
Investments sold	—	—	13,319,060
Fund shares sold	—	4,469,352	—

Total assets	35,457,433	147,413,048	293,067,315

Liabilities:

Payables:
Management fees	4,371	8,423	14,306
Investments purchased	—	4,263,873	6,593,662
Fund shares redeemed	—	—	5,943,037
Due to custodian	—	137,504	—

Total liabilities	4,371	4,409,800	12,551,005

Net Assets:

Paid-in capital	40,571,950	147,391,510	308,426,331
Total distributable loss	(5,118,888)	(4,388,262)	(27,910,021)

NET ASSETS	$35,453,062	$143,003,248	$280,516,310

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	850,000	3,200,000	5,900,000

Net asset value per share:	$41.71	$44.69	$47.55

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities (continued) August 31, 2026

	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF

Assets:

Investments in unaffiliated issuers, at value (cost $1,037,533,256, $7,621,611,804 and $851,435,449, respectively)	$994,149,167	$7,619,029,971	$828,099,052
Investments in affiliated issuers, at value (cost $2,121,591, $– and $83,122,658, respectively)	2,121,591	—	83,122,658
Cash	51,030	11,851,182	12,208,703
Receivables:
Fund shares sold	29,235,700	31,052,948	20,232,698
Interest and Dividends	13,428,969	20,294,271	5,981,009
Investments sold on an extended-settlement basis	—	—	2,758,887

Total assets	1,038,986,457	7,682,228,372	952,403,007

Liabilities:

Forward sale contracts, at value (proceeds receivable $–, $– and $2,758,887,
respectively)	—	—	2,743,125
Payables:
Investments purchased	29,215,634	42,815,026	15,444,489
Management fees	32,204	375,523	26,729
Investments purchased on an extended-settlement basis	—	—	100,336,543
Fund shares redeemed	—	30	—

Total liabilities	29,247,838	43,190,579	118,550,886

Net Assets:

Paid-in capital	1,062,024,469	7,619,217,476	902,947,369
Total distributable earnings (loss)	(52,285,850)	19,820,317	(69,095,248)

NET ASSETS	$1,009,738,619	$7,639,037,793	$833,852,121

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	22,450,000	76,260,000	20,600,000

Net asset value per share:	$44.98	$100.17	$40.48

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities (continued) August 31, 2026

Access U.S. Preferred Stock and Hybrid Securities ETF

Assets:

Investments in unaffiliated issuers, at value (cost $148,418,835)	$144,405,026
Investments in affiliated issuers, at value (cost $25,718)	25,718
Cash	51,014
Receivables:
Investments sold	3,216,910
Interest and Dividends	1,795,533

Total assets	149,494,201

Liabilities:

Payables:
Investments purchased	3,440,715
Management fees	26,995

Total liabilities	3,467,710

Net Assets:

Paid-in capital	149,476,469
Total distributable loss	(3,449,978)

NET ASSETS	$146,026,491

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	2,950,000

Net asset value per share:	$49.50

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2026

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF

Investment income:

Interest	$2,048,545	$7,909,264	$13,165,434

Dividends from Affiliated Underlying Funds	4,563	33,201	13,582

Total Investment Income	2,053,108	7,942,465	13,179,016

Expenses:

Management fees	82,456	152,377	258,493

Trustee fees	18,699	21,538	22,293

Total expenses	101,155	173,915	280,786

Less — expense reductions	(142)	(977)	(316)

Net expenses	101,013	172,938	280,470

NET INVESTMENT INCOME	1,952,095	7,769,527	12,898,546

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	28,369	(41,358)	(3,290,125)

In-kind redemptions	7,422	160,610	124,351

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(190,917)	(2,896,226)	(8,104,057)

Net realized and unrealized loss	(155,126)	(2,776,974)	(11,269,831)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,796,969	$4,992,553	$1,628,715

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2026

	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF

Investment income:

Interest	$40,253,676	$266,418,475	$28,906,516

Dividends from Affiliated Underlying Funds	123,424	—	2,930,654

Total Investment Income	40,377,100	266,418,475	31,837,170

Expenses:

Management fees	638,571	9,856,664	567,982

Trustee fees	28,190	56,807	27,891

Total expenses	666,761	9,913,471	595,873

Less — expense reductions	(3,771)	(1,416,210)	(79,843)

Net expenses	662,990	8,497,261	516,030

NET INVESTMENT INCOME	39,714,110	257,921,214	31,321,140

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(992,326)	3,206,758	(2,135,946)

Investments — affiliated issuers	—	—	46

In-kind redemptions	(5,866,668)	283,454	(310,350)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(20,701,468)	(5,625,768)	(17,784,568)

Forward sales contracts	—	—	18,184

Net realized and unrealized loss	(27,560,462)	(2,135,556)	(20,212,634)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,153,648	$255,785,658	$11,108,506

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2026

Access U.S. Preferred Stock and Hybrid Securities ETF

Investment income:

Interest	$4,966,200

Dividends — unaffiliated issuers (net of foreign withholding taxes of $3,035)	2,632,598

Dividends from Affiliated Underlying Funds	17,721

Total Investment Income	7,616,519

Expenses:

Management fees	556,089

Trustee fees	25,166

Total expenses	581,255

Less — expense reductions	(654)

Net expenses	580,601

NET INVESTMENT INCOME	7,035,918

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(66,160)

In-kind redemptions	1,370,042

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(5,228,400)

Net realized and unrealized loss	(3,924,518)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,111,400

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets

	Access Emerging Markets USD Bond ETF		Access High Yield Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$1,952,095	$3,250,895	$7,769,527	$8,862,114

Net realized gain (loss)	35,791	(1,587,686)	119,252	960,994

Net change in unrealized loss	(190,917)	(213,729)	(2,896,226)	(709,929)

Net increase in net assets resulting from operations	1,796,969	1,449,480	4,992,553	9,113,179

Distributions to shareholders:

From distributable earnings	(1,909,736)	(3,384,173)	(7,683,220)	(9,243,466)

From share transactions:

Proceeds from sales of shares	6,418,619	24,381,552	92,507,603	24,819,985

Cost of shares redeemed	(2,063,246)	(58,207,043)	(42,704,336)	(93,662,524)

Net increase (decrease) in net assets resulting from share transactions	4,355,373	(33,825,491)	49,803,267	(68,842,539)

TOTAL INCREASE (DECREASE)	4,242,606	(35,760,184)	47,112,600	(68,972,826)

Net Assets:

Beginning of year	$31,210,456	$66,970,640	$95,890,648	$164,863,474

End of year	$35,453,062	$31,210,456	$143,003,248	$95,890,648

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Inflation Protected USD Bond ETF		Access Investment Grade Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$12,898,546	$6,000,433	$39,714,110	$36,731,361

Net realized loss	(3,165,774)	(4,976,133)	(6,858,994)	(16,951,449)

Net change in unrealized gain (loss)	(8,104,057)	6,356,131	(20,701,468)	3,486,042

Net increase in net assets resulting from operations	1,628,715	7,380,431	12,153,648	23,265,954

Distributions to shareholders:

From distributable earnings	(14,413,639)	(5,296,599)	(38,355,695)	(37,317,516)

From share transactions:

Proceeds from sales of shares	139,200,688	40,468,243	618,274,425	256,045,538

Cost of shares redeemed	(23,018,048)	(2,456,120)	(256,830,825)	(437,237,433)

Net increase (decrease) in net assets resulting from share transactions	116,182,640	38,012,123	361,443,600	(181,191,895)

TOTAL INCREASE (DECREASE)	103,397,716	40,095,955	335,241,553	(195,243,457)

Net Assets:

Beginning of year	$177,118,594	$137,022,639	$674,497,066	$869,740,523

End of year	$280,516,310	$177,118,594	$1,009,738,619	$674,497,066

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Treasury 0-1 Year ETF		Access U.S. Aggregate Bond ETF
	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$257,921,214	$256,010,471	$31,321,140	$19,358,656

Net realized gain (loss)	3,490,212	5,313,205	(2,446,250)	(6,309,756)

Net change in unrealized gain (loss)	(5,625,768)	(2,985,023)	(17,766,384)	3,981,306

Net increase in net assets resulting from operations	255,785,658	258,338,653	11,108,506	17,030,206

Distributions to shareholders:

From distributable earnings	(256,390,716)	(257,005,734)	(30,561,342)	(18,542,988)

From share transactions:

Proceeds from sales of shares	2,713,355,627	2,568,612,727	311,427,005	302,294,746

Cost of shares redeemed	(1,318,940,700)	(1,668,103,826)	(96,269,264)	(61,578,462)

Net increase in net assets resulting from share transactions	1,394,414,927	900,508,901	215,157,741	240,716,284

TOTAL INCREASE	1,393,809,869	901,841,820	195,704,905	239,203,502

Net Assets:

Beginning of year	$6,245,227,924	$5,343,386,104	$638,147,216	$398,943,714

End of year	$7,639,037,793	$6,245,227,924	$833,852,121	$638,147,216

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access U.S. Preferred Stock and Hybrid Securities ETF
	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$7,035,918	$5,309,784

Net realized gain	1,303,882	541,963

Net change in unrealized loss	(5,228,400)	(298,622)

Net increase in net assets resulting from operations	3,111,400	5,553,125

Distributions to shareholders:

From distributable earnings	(6,875,048)	(5,034,990)

From share transactions:

Proceeds from sales of shares	149,334,236	52,741,082

Cost of shares redeemed	(111,682,383)	(30,457,841)

Net increase in net assets resulting from share transactions	37,651,853	22,283,241

TOTAL INCREASE	33,888,205	22,801,376

Net Assets:

Beginning of year	$112,138,286	$89,336,910

End of year	$146,026,491	$112,138,286

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Access Emerging Markets USD Bond ETF

	For the Fiscal Year Ended August 31,				For the Period February 15, 2022* to August 31, 2022
	2026	2025	2024	2023

Per Share Operating Performance:

Net asset value, beginning of period	$41.61	$41.86	$39.59	$40.58	$49.68

Net investment income(a)	2.45	2.39	2.33	2.40	1.33

Net realized and unrealized gain (loss)	0.05	(0.01)	2.27	(1.02)	(9.29)

Total from investment operations	2.50	2.38	4.60	1.38	(7.96)

Distributions to shareholders from net investment income	(2.40)	(2.63)	(2.33)	(2.37)	(1.14)

Net asset value, end of period	$41.71	$41.61	$41.86	$39.59	$40.58

Market price, end of period	$41.55	$41.61	$41.91	$39.64	$40.13

Total Return at Net Asset Value(b)	6.11%	6.03%	12.08%	3.54%	(16.11)%

Net assets, end of period (in 000’s)	$35,453	$31,210	$66,971	$51,461	$32,462

Ratio of net expenses to average net assets	0.30%	0.35%	0.39%	0.22%	0.00	%(c)

Ratio of total expenses to average net assets	0.30%	0.38%	0.45%	0.45%	0.45	%(c)

Ratio of net investment income to average net assets	5.79%	5.87%	5.82%	6.02%	5.67	%(c)

Portfolio turnover rate(d)	18%	17%	14%	8%	34%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access High Yield Corporate Bond ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$45.66	$45.17	$43.08	$42.70	$50.40

Net investment income(a)	3.02	3.09	2.94	2.55	2.21

Net realized and unrealized gain (loss)	(1.00)	0.56	1.99	0.39	(7.63)

Total from investment operations	2.02	3.65	4.93	2.94	(5.42)

Distributions to shareholders from net investment income	(2.99)	(3.16)	(2.84)	(2.56)	(2.28)

Net asset value, end of year	$44.69	$45.66	$45.17	$43.08	$42.70

Market price, end of year	$44.72	$45.60	$45.09	$43.04	$42.28

Total Return at Net Asset Value(b)	4.59%	8.45%	11.93%	7.13%	(11.07)%

Net assets, end of year (in 000’s)	$143,003	$95,891	$164,863	$101,247	$134,509

Ratio of net expenses to average net assets	0.15%	0.24%	0.34%	0.34%	0.34%

Ratio of net investment income to average net assets	6.70%	6.87%	6.75%	5.99%	4.69%

Portfolio turnover rate(c)	19%	28%	19%	14%	15%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access Inflation Protected USD Bond ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$49.89	$49.38	$48.32	$51.68	$58.52

Net investment income(a)	2.71	2.01	1.77	0.93	3.70

Net realized and unrealized gain (loss)	(2.21)	0.26	1.10	(2.78)	(7.14)

Total from investment operations	0.50	2.27	2.87	(1.85)	(3.44)

Distributions to shareholders from net investment income	(2.84)	(1.76)	(1.81)	(1.51)	(3.40)

Net asset value, end of year	$47.55	$49.89	$49.38	$48.32	$51.68

Market price, end of year	$47.54	$49.93	$49.37	$48.36	$51.64

Total Return at Net Asset Value(b)	0.97%	4.69%	6.11%	(3.64)%	(6.08)%

Net assets, end of year (in 000’s)	$280,516	$177,119	$137,023	$111,143	$165,372

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%	0.12%	0.12%

Ratio of net investment income to average net assets	5.51%	4.08%	3.66%	1.90%	6.63%

Portfolio turnover rate(c)	41%	45%	39%	30%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access Investment Grade Corporate Bond ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$46.20	$46.63	$44.63	$45.81	$55.24

Net investment income(a)	2.19	2.13	1.98	1.59	1.27

Net realized and unrealized gain (loss)	(1.30)	(0.42)	1.92	(1.23)	(9.43)

Total from investment operations	0.89	1.71	3.90	0.36	(8.16)

Distributions to shareholders from net investment income	(2.11)	(2.14)	(1.90)	(1.54)	(1.27)

Net asset value, end of year	$44.98	$46.20	$46.63	$44.63	$45.81

Market price, end of year	$44.95	$46.13	$46.69	$44.63	$45.61

Total Return at Net Asset Value(b)	1.92%	3.81%	8.98%	0.84%	(14.96)%

Net assets, end of year (in 000’s)	$1,009,739	$674,497	$869,741	$682,841	$634,530

Ratio of net expenses to average net assets	0.08%	0.11%	0.14%	0.14%	0.14%

Ratio of net investment income to average net assets	4.76%	4.66%	4.39%	3.55%	2.50%

Portfolio turnover rate(c)	6%	10%	6%	5%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access Treasury 0-1 Year ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$100.21	$100.23	$100.07	$99.84	$100.09

Net investment income(a)	3.64	4.29	5.14	4.17	0.52

Net realized and unrealized gain (loss)	(0.01)	0.05	0.17	(0.26)	(0.51)

Total from investment operations	3.63	4.34	5.31	3.91	0.01

Distributions to shareholders from net investment income	(3.67)	(4.36)	(5.15)	(3.68)	(0.26)

Net asset value, end of year	$100.17	$100.21	$100.23	$100.07	$99.84

Market price, end of year	$100.16	$100.21	$100.23	$100.12	$99.88

Total Return at Net Asset Value(b)	3.70%	4.43%	5.45%	3.99%	0.01%

Net assets, end of year (in 000’s)	$7,639,038	$6,245,228	$5,343,386	$6,013,216	$3,087,061

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%	0.12%	0.12%

Ratio of total expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14%

Ratio of net investment income to average net assets	3.64%	4.28%	5.14%	4.18%	0.52%

Portfolio turnover rate(c)(d)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)	There were either no long-term purchases or no long-term sales for the fiscal years ended August 31, 2026, August 31, 2025, August 31, 2024, August 31, 2023 and August 31, 2022, respectively.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access U.S. Aggregate Bond ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$41.44	$41.99	$40.88	$42.88	$49.40

Net investment income(a)	1.74	1.74	1.70	1.42	0.67

Net realized and unrealized gain (loss)	(0.99)	(0.58)	1.06	(2.10)	(6.62)

Total from investment operations	0.75	1.16	2.76	(0.68)	(5.95)

Distributions to shareholders from net investment income	(1.71)	(1.71)	(1.65)	(1.32)	(0.57)

Net asset value, end of year	$40.48	$41.44	$41.99	$40.88	$42.88

Market price, end of year	$40.50	$41.42	$42.02	$40.99	$42.93

Total Return at Net Asset Value(b)	1.80%	2.86%	6.97%	(1.58)%	(12.12)%

Net assets, end of year (in 000’s)	$833,852	$638,147	$398,944	$492,633	$433,105

Ratio of net expenses to average net assets	0.07%	0.09%	0.13%	0.12%	0.10%

Ratio of total expenses to average net assets	0.08%	0.10%	0.14%	0.14%	0.14%

Ratio of net investment income to average net assets	4.21%	4.23%	4.17%	3.43%	1.48%

Portfolio turnover rate(c)	245%	306%	401%	481%	522%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Access U.S. Preferred Stock and Hybrid Securities ETF

	For the Fiscal Year Ended August 31,		For the Period July 30, 2024* to August 31, 2024
	2026	2025

Per Share Operating Performance:

Net asset value, beginning of period	$50.97	$51.05	$50.00

Net investment income(a)	2.75	2.77	0.27

Net realized and unrealized gain (loss)	(1.41)	(0.18)	0.78

Total from investment operations	1.34	2.59	1.05

Distributions to shareholders from net investment income	(2.81)	(2.67)	–

Net asset value, end of period	$49.50	$50.97	$51.05

Market price, end of period	$49.40	$50.98	$51.16

Total Return at Net Asset Value(b)	2.66%	5.26%	2.10%

Net assets, end of period (in 000’s)	$146,026	$112,138	$89,337

Ratio of net expenses to average net assets	0.45%	0.45%	0.45	%(c)

Ratio of net investment income to average net assets	5.45%	5.47%	5.91	%(c)

Portfolio turnover rate(d)	24%	25%	–%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements August 31, 2026

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs Access Emerging Markets USD Bond ETF	Diversified

Goldman Sachs Access High Yield Corporate Bond ETF	Diversified

Goldman Sachs Access Inflation Protected USD Bond ETF	Diversified

Goldman Sachs Access Investment Grade Corporate Bond ETF	Diversified

Goldman Sachs Access Treasury 0-1 Year ETF	Diversified

Goldman Sachs Access U.S. Aggregate Bond ETF	Diversified

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser (“Investment Adviser”) to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Access High Yield Corporate Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF and Access U.S. Aggregate Bond ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), shares of the Access Emerging Markets USD Bond ETF and Access Inflation Protected USD Bond ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”), and shares of the Access U.S. Preferred Stock and Hybrid Securities ETF are listed and traded on the NASDAQ Stock Market LLC (“NASDAQ”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

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Notes to Financial Statements (continued) August 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/ decreases to interest income with a corresponding adjustment to cost.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team within the Funds’ Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements.

F. Income Tax Disclosure — The Funds adopted Financial Accounting Standards Board Accounting Standards Update 2023-09, Income Taxes (Topic 740) -- Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in Underlying Money Market Funds are valued at the NAV per share on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Funds’ accounting policies and investment holdings, please see the Underlying Money Market Funds’ financial statements at SEC.gov.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

127

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Notes to Financial Statements (continued) August 31, 2026

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index for All Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement(s) of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2026:

Access Emerging Markets USD Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$4,341,824	$—

Sovereign Debt Obligations	—	30,372,680	—

Investment Company	43,330	—	—

Total	$43,330	$34,714,504	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Access High Yield Corporate Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$126,137,453	$—

Foreign Corporate Debt	—	12,273,770	—

Investment Company	2,162,200	—	—

Total	$2,162,200	$138,411,223	$—

Access Inflation Protected USD Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Inflation Indexed Bond	$278,720,799	$—	$—

Investment Company	303,141	—	—

Total	$279,023,940	$—	$—

Access Investment Grade Corporate Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$847,139,193	$—

Foreign Corporate Debt	—	147,009,974	—

Investment Company	2,121,591	—	—

Total	$2,121,591	$994,149,167	$—

Access Treasury 0-1 Year ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Bills	$5,015,690,935	$—	$—

U.S. Treasury Notes	2,603,339,036	—	—

Total	$7,619,029,971	$—	$—

Access U.S. Aggregate Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$180,341,677	$—

Foreign Corporate Debt	—	40,685,533	—

Mortgage-Backed Securities	—	189,690,001	—

Sovereign Debt Obligations	129,737	20,894,023	—

U.S. Government Agency Obligations	—	4,828,194	—

U.S. Treasury Obligations	391,529,887	—	—

Investment Company	83,122,658	—	—

Total	$474,782,282	$436,439,428	$—

129

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2026

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Liabilities

Fixed Income

Forward Sales Contracts	$—	$(2,743,125)	$—

Access U.S. Preferred Stock and Hybrid Securities ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$88,175,671	$—

Foreign Corporate Debt	—	12,736,427	—

U.S. Government Agency Obligations	—	313,873	—

Investment Company	25,718	—	—

Preferred Stock	—	43,179,055	—

Total	$25,718	$144,405,026	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2026, contractual and effective net management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*

Goldman Sachs Access Emerging Markets USD Bond ETF	0.30%	0.30%

Goldman Sachs Access High Yield Corporate Bond ETF	0.15%	0.15%

Goldman Sachs Access Inflation Protected USD Bond ETF	0.12%	0.12%

Goldman Sachs Access Investment Grade Corporate Bond ETF	0.08%	0.08%

Goldman Sachs Access Treasury 0-1 Year ETF	0.14%	0.12%

Goldman Sachs Access U.S. Aggregate Bond ETF	0.08%	0.07%

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF	0.45%	0.45%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% as an annual percentage rate of average daily net assets of the Access Treasury 0-1 Year ETF. This arrangement will remain in effect through at least December 29, 2026 and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. For the fiscal year ended August 31, 2026, GSAM waived $1,416,210 of the Fund’s management fees for the Access Treasury 0-1 Year ETF.

The Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate Bond ETF, Access U.S. Aggregate Bond ETF and Access U.S. Preferred Stock and Hybrid Securities ETF invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund and the Goldman Sachs Central Government Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended August 31, 2026, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Access Emerging Markets USD Bond ETF	$ 142

Access High Yield Corporate Bond ETF	977

Access Inflation Protected USD Bond ETF	316

Access Investment Grade Corporate Bond ETF	3,771

Access U.S. Aggregate Bond ETF	79,843

Access U.S. Preferred Stock and Hybrid Securities ETF	654

B. Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Central Government Fund and Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2026:

Access Emerging Markets USD Bond ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Central Government Fund - Institutional Shares

	$–	$1,456,492	$(1,413,162)	$43,330	43,330	$1,386

Goldman Sachs Financial Square Government Fund - Institutional Shares

	29,090	3,362,119	(3,391,209)	–	–	3,177

Total	$29,090	$4,818,611	$(4,804,371)	$43,330	43,330	$4,563

Access High Yield Corporate Bond ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Central Government Fund - Institutional Shares

	–	12,926,657	(10,764,457)	2,162,200	2,162,200	10,870

Goldman Sachs Financial Square Government Fund - Institutional Shares

	1,512,522	16,983,884	(18,496,406)	–	–	22,331

Total	$1,512,522	$29,910,541	$(29,260,863)	$2,162,200	2,162,200	$33,201

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Notes to Financial Statements (continued) August 31, 2026

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Access Inflation Protected USD Bond ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Central Government Fund - Institutional Shares

	$–	$11,252,675	$(10,949,534)	$303,141	303,141	$6,341

Goldman Sachs Financial Square Government Fund - Institutional Shares

	187,422	7,556,566	(7,743,988)	–	–	7,241

Total	$187,422	$18,809,241	$(18,693,522)	$303,141	303,141	$13,582

Access Investment Grade Corporate Bond ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Central Government Fund - Institutional Shares

	–	27,646,464	(25,524,873)	2,121,591	2,121,591	35,738

Goldman Sachs Financial Square Government Fund - Institutional Shares

	4,852,256	32,154,774	(37,007,030)	–	–	87,686

Total	$4,852,256	$59,801,238	$(62,531,903)	$2,121,591	2,121,591	$123,424

Access U.S. Aggregate Bond ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Central Government Fund - Institutional Shares

	–	121,599,570	(38,476,912)	83,122,658	83,122,658	1,061,124

Goldman Sachs Financial Square Government Fund - Institutional Shares

	70,569,978	75,155,661	(145,725,639)	–	–	1,869,530

Total	$70,569,978	$196,755,231	$(184,202,551)	$83,122,658	83,122,658	$2,930,654

Access U.S. Preferred Stock and Hybrid Securities ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Central Government Fund - Institutional Shares

	–	4,656,113	(4,630,395)	25,718	25,718	3,305

Goldman Sachs Financial Square Government Fund - Institutional Shares

	317	15,587,808	(15,588,125)	–	–	14,416

Total	$317	$20,243,921	$(20,218,520)	$25,718	25,718	$17,721

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Goldman Sachs Access Emerging Markets USD Bond ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	150,000	$6,418,619	600,000	$24,381,552

Shares redeemed	(50,000)	(2,063,246)	(1,450,000)	(58,207,043)

NET INCREASE (DECREASE) IN SHARES	100,000	$4,355,373	(850,000)	$(33,825,491)

	Goldman Sachs Access High Yield Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	2,050,000	$92,507,603	550,000	$24,819,985

Shares redeemed	(950,000)	(42,704,336)	(2,100,000)	(93,662,524)

NET INCREASE (DECREASE) IN SHARES	1,100,000	$49,803,267	(1,550,000)	$(68,842,539)

	Goldman Sachs Access Inflation Protected USD Bond ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	2,825,000	$139,200,688	825,000	$40,468,243

Shares redeemed	(475,000)	(23,018,048)	(50,000)	(2,456,120)

NET INCREASE IN SHARES	2,350,000	$116,182,640	775,000	$38,012,123

	Goldman Sachs Access Investment Grade Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	13,450,000	$618,274,425	5,550,000	$256,045,538

Shares redeemed	(5,600,000)	(256,830,825)	(9,600,000)	(437,237,433)

NET INCREASE (DECREASE) IN SHARES	7,850,000	$361,443,600	(4,050,000)	$(181,191,895)

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Notes to Financial Statements (continued) August 31, 2026

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Access Treasury 0-1 Year ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	27,120,000	$2,713,355,627	25,690,000	$2,568,612,727

Shares redeemed	(13,180,000)	(1,318,940,700)	(16,680,000)	(1,668,103,826)

NET INCREASE IN SHARES	13,940,000	$1,394,414,927	9,010,000	$900,508,901

	Goldman Sachs Access U.S. Aggregate Bond ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	7,550,000	$311,427,005	7,400,000	$302,294,746

Shares redeemed	(2,350,000)	(96,269,264)	(1,500,000)	(61,578,462)

NET INCREASE IN SHARES	5,200,000	$215,157,741	5,900,000	$240,716,284

	Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	2,950,000	$149,334,236	1,050,000	$52,741,082

Shares redeemed	(2,200,000)	(111,682,383)	(600,000)	(30,457,841)

NET INCREASE IN SHARES	750,000	$37,651,853	450,000	$22,283,241

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2026, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short-term securities):

Fund	Purchase of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)

Goldman Sachs Access Emerging Markets USD Bond ETF	$ —	$ 5,925,857	$ —	$ 5,915,439

Goldman Sachs Access High Yield Corporate Bond ETF	—	21,891,752	—	24,949,120

Goldman Sachs Access Inflation Protected USD Bond ETF	96,343,405	—	100,359,523	—

Goldman Sachs Access Investment Grade Corporate Bond ETF	—	56,082,696	—	51,922,712

Goldman Sachs Access U.S. Aggregate Bond ETF	1,860,800,159	6,252,199	1,805,815,807	13,339,621

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF	—	90,133,718	—	30,592,391

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2026, excluding short-term securities, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short-term securities):

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6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Fund	Purchases	Sales

Access Emerging Markets USD Bond ETF	$ 5,977,483	$ 1,980,310

Access High Yield Corporate Bond ETF	89,956,664	39,585,603

Access Inflation Protected USD Bond ETF	130,453,967	22,975,096

Access Investment Grade Corporate Bond ETF	606,637,515	250,983,108

Access U.S. Aggregate Bond ETF	228,746,089	68,649,111

Access U.S. Preferred Stock and Hybrid Securities ETF	87,831,055	109,432,649

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2026 were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF

Distributions paid from:

Ordinary Income	$1,909,736	$7,683,220	$14,413,639	$38,355,695	$256,390,716

				Access U.S. Aggregate Bond ETF	Access U.S. Preferred Stock and Hybrid Securities ETF

Distributions paid from:

Ordinary Income				$30,561,342	$6,875,048

The tax character of distributions paid during the fiscal year ended August 31, 2025 were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF

Distributions paid from:

Ordinary Income	$3,384,173	$9,243,466	$5,296,599	$37,317,516	$257,005,734

				Access U.S. Aggregate Bond ETF	Access U.S. Preferred Stock and Hybrid Securities ETF

Distributions paid from:

Ordinary Income				$18,542,988	$5,034,990

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Notes to Financial Statements (continued) August 31, 2026

7. TAX INFORMATION (continued)

As of August 31, 2026, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF*

Undistributed ordinary income — net	$212,426	$801,747	$—	$4,267,276	$23,995,659

Capital loss carryforwards:

Perpetual Short-Term	(4,925,948)	(2,030,853)	(1,642,316)	(3,045,021)	(1,588,946)

Perpetual Long-Term	(587,511)	(1,856,500)	(15,574,662)	(9,647,750)	(4,564)

Total capital loss carryforwards	(5,513,459)	(3,887,353)	(17,216,978)	(12,692,771)	(1,593,510)

Unrealized gains (losses) — net	182,145	(1,302,656)	(10,693,043)	(43,860,355)	(2,581,832)

Total accumulated earnings (losses) — net	$(5,118,888)	$(4,388,262)	$(27,910,021)	$(52,285,850)	$19,820,317

				Access U.S. Aggregate Bond ETF	Access U.S. Preferred Stock and Hybrid Securities ETF

Undistributed ordinary income — net				$3,994,005	$818,148

Capital loss carryforwards:

Perpetual Short-Term				(25,640,907)	(228,270)

Perpetual Long-Term				(23,406,119)	(165,817)

Total capital loss carryforwards				(49,047,026)	(394,087)

Timing differences — (Hybrids)				—	382,772

Unrealized gains (losses) — net				(24,042,227)	(4,256,811)

Total accumulated earnings (losses) — net				$(69,095,248)	$(3,449,978)

*	The Goldman Sachs Access Treasury 0-1 Year ETF utilized $3,205,593 of capital losses in the current fiscal year.

As of August 31, 2026, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate Bond ETF

Tax Cost	$34,575,689	$141,876,079	$289,716,983	$1,040,131,113

Gross unrealized gain	965,673	1,532,761	22,563	2,030,658

Gross unrealized loss	(783,528)	(2,835,417)	(10,715,606)	(45,891,013)

Net unrealized gain (loss)	$182,145	$(1,302,656)	$(10,693,043)	$(43,860,355)

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7. TAX INFORMATION (continued)

	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access U.S. Preferred Stock and Hybrid Securities ETF

Tax Cost	$7,621,611,803	$935,279,699	$148,687,555

Gross unrealized gain	142,383	1,471,437	509,312

Gross unrealized loss	(2,724,215)	(25,513,664)	(4,766,123)

Net unrealized gain (loss)	$(2,581,832)	$(24,042,227)	$(4,256,811)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences in tax treatment of underlying fund investments, partnership investments, market discount accretion and premium amortization.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemption in-kind transactions and taxable overdistributions.

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs Access Emerging Markets USD Bond ETF	$7,422	$(7,422)

Goldman Sachs Access High Yield Corporate Bond ETF	155,169	(155,169)

Goldman Sachs Access Inflation Protected USD Bond ETF	(567,286)	567,286

Goldman Sachs Access Investment Grade Corporate Bond ETF	(5,896,004)	5,896,004

Goldman Sachs Access Treasury 0-1 Year ETF	283,952	(283,952)

Goldman Sachs Access U.S. Aggregate Bond ETF	(310,350)	310,350

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF	1,380,946	(1,380,946)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a Reference Index, if applicable), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Call/Prepayment Risk — An issuer could exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

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Notes to Financial Statements (continued) August 31, 2026

8. OTHER RISKS (continued)

Credit/Default Risk — An issuer or guarantor of a security held by a Fund, or a bank or other financial institution that has entered into a repurchase agreement with a Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

Extension Risk — An issuer could exercise its right to pay principal on an obligation held by a Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to reinvest in higher yielding securities.

Index Risk — FTSE Fixed Income LLC (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Provider may utilize third-party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third-party data. The FTSE Goldman Sachs Emerging Markets USD Bond Index and FTSE Goldman Sachs US Preferred Stock and Hybrids Index are new and have limited performance history. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index. The Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Industry Concentration Risk — In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that an Index concentrates in the securities of issuers in a particular industry or group of industries, a Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the applicable Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If an Index is not concentrated in a particular industry or group of industries, the applicable Fund will not concentrate in a particular industry or group of industries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder

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8. OTHER RISKS (continued)

would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Cboe BZX and NASDAQ and may, therefore, have a material upward or downward effect on the market price of the Shares.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions, liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Sampling Risk — A Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting a security held by a Fund could result in a greater decline in NAV than would be the case if a Fund held all of the securities in the Index. Conversely, a positive development relating to a security in the Index that is not held by a Fund could cause a Fund to underperform the Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

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Notes to Financial Statements (continued) August 31, 2026

8. OTHER RISKS (continued)

Valuation Risk — The sale price a Fund could receive for a security may differ from a Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. A Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In September 2026, the Financial Accounting Standards Board issued Accounting Standards Update 2026-03, Fair Value Measurement (Topic 820)- Investment Companies with Equity Securities Subject to Contractual Sale Restrictions (“ASU 2026-03”). The standard requires investment companies to consider contractual sale restrictions when measuring the fair value of in-scope equity securities and requires enhanced disclosures regarding such restrictions, including the amount of any discount attributable to the restriction. ASU 2026-03 is effective for annual reporting periods beginning after December 15, 2027, and interim reporting periods within those annual reporting periods, with early adoption permitted. Management is currently evaluating the impact of, and determining when the Funds will adopt, the new requirement.

11. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF and Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF and Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF (seven of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2026, the related statements of operations for the year ended August 31, 2026, the statements of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2026, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2026 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian, transfer agent of the investee funds and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF and Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2027 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-17, 2026 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) its underlying index; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)

with respect to the extensive investment performance (except Access U.S. Preferred Stock and Hybrid Securities ETF) and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f)	the undertaking of the Investment Adviser to implement a fee waiver (for the Access Treasury 0-1 Year ETF and the Access U.S. Aggregate Bond ETF);
(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(h)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution with respect to the Access U.S. Preferred Stock and Hybrid Securities ETF;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics, as well as the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. In particular, they noted that the Funds are passively-managed ETFs that seek to track indices developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of each Fund. In this regard, they compared the investment performance of each Fund to its peers using rankings and/or ratings compiled by the Outside Data Provider as of December 31, 2025, and updated information prepared by the Investment Adviser regarding the Funds’ category rankings using the peer group identified by the Outside Data Provider as of March 31, 2026. The information on each Fund’s investment performance was provided for the one-, three- and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. As part of this review, they reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s performance to that of its respective index. The Trustees noted that the investment performance of each Fund was consistent with the investment objective of tracking its respective index.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

144

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to implement a management fee waiver for the Access Treasury 0-1 Year ETF and the Access U.S. Aggregate Bond ETF. The Trustees noted that license fees would be payable by the Investment Adviser to FTSE Fixed Income LLC (for the Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF, Access U.S. Aggregate Bond ETF and Access U.S. Preferred Stock and Hybrid Securities ETF) for the use of its indices.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2025 and 2024, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits; information comparing the contractual management fee rate charged by other advisers to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Access Treasury 0-1 Year ETF and the Access U.S. Aggregate Bond ETF that exceed specified levels. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (e) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (f) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

145

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2027.

146

Goldman Sachs Access Fixed Income ETFs - Tax Information (Unaudited)

During the fiscal year ended August 31, 2026, 100% of the net investment company taxable income distributions paid by the Access Inflation Protected USD Bond ETF and Access Treasury 0-1 Year ETF is designated as interest-related dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the fiscal year ended August 31, 2026, the Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF, Access U.S. Aggregate Bond ETF and Access U.S. Preferred Stock and Hybrid Securities ETF designate 100%, 100%, 95.15%, 100%, 100%, 100%, and 49.15%, respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

147

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A.McNamara Lawrence W. Stranghoener Brian J. Wildman THE BANK OF NEW YORK Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 WestStreet, New York, New York 10282 OFFICERS James A. McNamara, President and Principal Executive Officer Joseph F.DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary © 2026 Goldman Sachs. All rights reserved. ACFIETFAR-26

Goldman Sachs Funds Annual Financial Statements August 31, 2026 Goldman Sachs Active Fixed Income ETFs Goldman Sachs Core Bond ETF (GBND) Goldman Sachs Corporate Bond ETF (GIGL) Goldman Sachs Ultra Short Bond ETF (GSST)

Goldman Sachs Active Fixed Income ETFs

GOLDMAN SACHS CORE BOND ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 36.2%

ARZ Trust, Series 2024-BILT, Class A
$200,000	5.772%	06/11/39(a)	$200,196
BANK, Series 2021-BN34, Class A5
1,100,000	2.438	06/15/63(b)	959,486
BANK, Series 2021-BN35, Class A5
200,000	2.285	06/15/64(b)	174,959
BANK, Series 2024-BNK48, Class AS
1,250,000	5.355	10/15/57(b)(c)	1,229,964
BANK, Series 2025-BNK51, Class B
100,000	5.895	12/25/67(b)(c)	99,643
BANK5, Series 2023-5YR3, Class A3
2,450,000	6.724	09/15/56(b)(c)	2,517,016
BANK5, Series 2024-5YR7, Class A3
350,000	5.769	06/15/57(b)	355,462
BANK5, Series 2024-5YR9, Class AS
180,000	6.182	08/15/57(b)(c)	183,119
BANK5, Series 2025-5YR14, Class A3
180,000	5.646	04/15/58(b)	182,728
BANK5, Series 2025-5YR15, Class A3
300,000	5.452	07/15/58(b)	302,855
BANK5, Series 2025-5YR19, Class A3
200,000	5.270	12/15/58(b)	200,490
BANK5, Series 2026-5YR21, Class A3
300,000	5.525	04/15/59(b)	303,577
BANK5, Series 2026-5YR22, Class A3
1,100,000	5.713	06/15/59(b)(c)	1,121,621
BANK5, Series 2026-5YR24, Class A3
1,300,000	5.832	08/15/31(b)	1,332,820
Benchmark Mortgage Trust, Series 2019-B11, Class A5
250,000	3.542	05/15/52(b)	239,909
Benchmark Mortgage Trust, Series 2020-B22, Class ASB
83,596	1.731	01/15/54(b)	78,736
Benchmark Mortgage Trust, Series 2021-B28, Class ASB
219,998	1.980	08/15/54	203,937
Benchmark Mortgage Trust, Series 2023-B39, Class A5
250,000	5.754	07/15/56(b)	255,516
BFLD Commercial Mortgage Trust, Series 2025-660F, Class A
	(TSFR1M + 1.500%)
400,000	5.139	11/15/42(a)(d)	400,663
BFLD Commercial Mortgage Trust, Series 2025-660F, Class B
	(TSFR1M + 1.800%)
250,000	5.439	11/15/42(a)(d)	250,314
BMO Mortgage Trust, Series 2024-5C4, Class A3
1,900,000	6.526	05/15/57(b)(c)	1,958,287
BMO Mortgage Trust, Series 2026-C14, Class A5
200,000	5.317	02/15/59(b)	197,432
BSTN Commercial Mortgage Trust, Series 2025-1C, Class A
200,000	5.548	06/15/44(a)(c)	199,800
BX Commercial Mortgage Trust, Series 2026-CSMO, Class A
	(TSFR1M + 1.400%)
2,500,000	5.039	02/15/43(a)(d)	2,506,373
BX Commercial Mortgage Trust, Series 2026-CSMO, Class B
	(TSFR1M + 1.700%)
450,000	5.339	02/15/43(a)(d)	452,918
BX Commercial Mortgage Trust, Series 2026-LP3, Class A
	(TSFR1M + 1.380%)
980,704	5.019	04/15/43(a)(d)	983,154
BX Commercial Mortgage Trust, Series 2026-VLT10, Class A
800,000	5.537	07/13/58(a)(c)	757,119

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)

BX Trust, Series 2024-BIO, Class A
	(TSFR1M + 1.642%)
$1,875,000	5.281%	02/15/41(a)(d)	$1,865,648
BX Trust, Series 2025-ARIA, Class A
1,846,000	5.199	12/13/42(a)(c)	1,826,291
BX Trust, Series 2025-DELC, Class A
	(TSFR1M + 1.550%)
1,000,000	5.189	12/15/42(a)(d)	1,001,250
BX Trust, Series 2025-ROIC, Class A
	(TSFR1M + 1.144%)
1,638,723	4.783	03/15/30(a)(d)	1,634,978
BX Trust, Series 2026-LBTY, Class A
	(TSFR1M + 1.250%)
1,400,000	4.900	08/15/48(a)(d)	1,401,550
COMM Mortgage Trust, Series 2024-277P, Class A
250,000	6.338	08/10/44(a)	256,500
DBC Mortgage Trust, Series 2025-DBC, Class A
	(TSFR1M + 1.350%)
250,000	4.989	11/15/42(a)(b)(d)	250,170
Durst Commercial Mortgage Trust, Series 2025-151, Class A
2,000,000	5.317	08/10/42(a)(c)	1,988,078
Federal Home Loan Mortgage Corporation
456,130	2.000	05/01/51	359,671
221,828	2.000	07/01/51	174,685
10,980,841	2.500	03/01/52	9,045,942
208,284	5.500	11/01/53	207,595
182,183	6.000	07/01/54	185,116
9,063,699	5.000	09/01/54	8,821,184
876,732	5.500	02/01/55	871,167
7,900,000	5.500	09/01/56	7,910,995
Federal National Mortgage Association
8,000,000	4.500	TBA-15yr(e)	7,804,768
9,663,304	2.000	02/01/51	7,629,618
1,249,599	2.000	10/01/51	984,296
221,621	3.000	02/01/52	191,520
474,062	5.500	04/01/54	472,494
422,374	5.500	01/01/55	419,658
235,807	5.500	11/01/55	234,791
7,000,000	2.000	TBA-30yr(e)	5,455,415
31,000,000	2.500	TBA-30yr(e)	25,280,407
7,000,000	4.500	TBA-30yr(e)	6,568,471
5,000,000	5.500	TBA-30yr(e)	4,947,860
6,000,000	6.000	TBA-30yr(e)	6,065,400
2,000,000	6.500	TBA-30yr(e)	2,060,520
FHLMC STRIPS, Series 2026-473, Class GA
10,750,000	4.800	09/25/31	10,641,154
Freddie Mac Multifamily Structured Pass Through Certificates, Series K547, Class A2
100,000	4.421	05/25/30(b)(c)	98,887
GGP Commercial Mortgage Trust, Series 2026-DALE, Class A
800,000	5.374	09/05/43(a)(c)	795,380
Government National Mortgage Association
359,227	2.500	06/20/50	300,931
375,888	2.000	12/20/51	301,624
234,084	3.000	03/20/52	203,873
932,526	4.500	09/20/52	887,676
278,015	5.500	02/20/55	276,981
4,000,000	2.000	TBA-30yr(e)	3,208,772
4,000,000	5.000	TBA-30yr(e)	3,871,104

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS CORE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)

Government National Mortgage Association – (continued)
$1,000,000	2.500%	TBA-30yr(e)	$835,667
2,000,000	3.000	TBA-30yr(e)	1,737,360
2,000,000	3.500	TBA-30yr(e)	1,747,394
2,000,000	4.500	TBA-30yr(e)	1,872,014
7,000,000	5.500	TBA-30yr(e)	6,948,249
8,000,000	6.000	TBA-30yr(e)	8,108,560
GWT, Series 2024-WLF2, Class A
	(TSFR1M + 1.691%)
300,000	5.330	05/15/41(a)(d)	300,479
HLTN Commercial Mortgage Trust, Series 2026-DPLO, Class A
	(TSFR1M + 1.700%)
1,800,000	5.339	04/15/41(a)(d)	1,806,978
Houston Galleria Mall Trust, Series 2025-HGLR, Class A
3,268,000	5.644	02/05/45(a)(c)	3,262,415
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A
100,000	5.649	01/13/40(a)(c)	100,830
IRV Trust, Series 2025-200P, Class C
250,000	5.921	03/14/47(a)(b)(c)	245,403
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP, Class A
	(TSFR1M + 0.847%)
135,256	4.486	04/15/37(a)(d)	134,836
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2024-OMNI, Class A
180,000	5.990	10/05/39(a)(c)	180,653
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5
480,000	3.409	10/15/50(b)	472,241
LBTY Commercial Mortgage Trust, Series 2026-225L, Class A
1,500,000	4.746	02/10/43(a)(c)	1,459,030
MAD Commercial Mortgage Trust, Series 2025-11MD, Class A
3,100,000	4.912	10/15/42(a)(c)	3,040,587
Manhattan West Mortgage Trust, Series 2026-2MW, Class A
1,200,000	5.498	06/10/48(a)(c)	1,177,890
Manhattan West Mortgage Trust, Series 2026-2MW, Class B
600,000	5.718	06/10/48(a)(c)	587,976
MTN Commercial Mortgage Trust, Series 2026-LPFX, Class A
1,800,000	5.153	05/15/43(a)(c)	1,774,342
NYC Commercial Mortgage Trust, Series 2025-11X, Class A
	(TSFR1M + 1.743%)
250,000	5.382	10/15/40(a)(d)	250,586
NYC Commercial Mortgage Trust, Series 2025-11X, Class B
	(TSFR1M + 2.093%)
250,000	5.732	10/15/40(a)(d)	250,697
NYC Commercial Mortgage Trust, Series 2025-300P, Class A
2,140,000	4.879	07/13/42(a)(c)	2,098,121
NYC Trust, Series 2026-9W57, Class A
2,000,000	5.053	06/06/40(a)(b)(c)	1,968,698
NYC Trust, Series 2026-9W57, Class B
800,000	5.353	06/06/40(a)(b)(c)	786,264
SCG Trust, Series 2025-SNIP, Class A
	(TSFR1M + 1.500%)
2,500,000	5.139	09/15/42(a)(d)	2,506,296
SLG Commercial Mortgage Trust, Series 2026-PAT, Class C
1,100,000	5.462	02/15/39(a)(c)	1,074,036
VISTA Commercial Mortgage Trust, Series 2026-MF19, Class A
	(TSFR1M + 1.400%)
1,000,000	5.050	09/15/43(a)(d)(f)	1,000,000

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)

Wells Fargo Commercial Mortgage Trust, Series 2024-1CHI, Class A
$1,119,000	5.484%	07/15/35(a)(c)	$1,118,044
Wells Fargo Commercial Mortgage Trust, Series 2026-1250B, Class A
150,000	4.833	03/10/41(a)(c)	147,331

TOTAL MORTGAGE-BACKED SECURITIES (Cost $193,360,964)			191,143,491

Corporate Obligations – 25.6%
Advertising – 0.0%
Lamar Media Corp.
55,000	5.375	11/01/33(a)(b)	53,517

Aerospace & Defense – 1.1%
Axon Enterprise, Inc.
50,000	6.250	03/15/33(a)(b)	50,869
Boeing Co. (The)
50,000	5.040	05/01/27(b)	50,106
220,000	6.259	05/01/27(b)	222,193
50,000	3.450	11/01/28(b)	48,633
42,000	5.150	05/01/30(b)	42,121
150,000	3.600	05/01/34(b)	132,625
140,000	6.528	05/01/34(b)	149,261
430,000	3.250	02/01/35(b)	365,069
284,000	6.625	02/15/38	302,159
1,077,000	3.550	03/01/38(b)	875,913
1,520,000	6.875	03/15/39	1,654,776
236,000	5.705	05/01/40(b)	232,068
128,000	3.625	03/01/48(b)	88,314
529,000	3.850	11/01/48(b)	375,480
82,000	3.750	02/01/50(b)	57,022
11,000	6.858	05/01/54(b)	11,774
Hexcel Corp.
64,000	5.875	02/26/35(b)	64,534
Howmet Aerospace, Inc.
100,000	4.850	10/15/31(b)	99,038
Moog, Inc.
30,000	5.500	10/15/34(a)(b)	29,304
TransDigm, Inc.
794,000	6.375	05/31/33(a)(b)	796,536
5,000	6.250	01/31/34(a)(b)	5,057
60,000	6.750	01/31/34(a)(b)	60,940
15,000	6.125	07/31/34(a)(b)	14,833

			5,728,625

Banks – 7.6%
American Express Co.
	(SOFR + 1.760%)
42,000	4.420	08/03/33(b)(d)	40,182
	(SOFR + 1.420%)
424,000	5.284	07/26/35(b)(d)	419,712
	(SOFR + 1.790%)
552,000	5.667	04/25/36(b)(d)	558,049
	(SOFR + 1.237%)
370,000	4.804	10/24/36(b)(d)	349,734
Bank of America Corp.
	(SOFR + 1.320%)
76,000	2.687	04/22/32(b)(d)	68,163

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	(SOFR + 1.220%)
$96,000	2.299%	07/21/32(b)(d)	$83,986
	(SOFR + 1.210%)
10,000	2.572	10/20/32(b)(d)	8,815
	(SOFR + 1.830%)
164,000	4.571	04/27/33(b)(d)	158,297
	(SOFR + 1.910%)
134,000	5.288	04/25/34(b)(d)	133,439
	(SOFR + 1.840%)
115,000	5.872	09/15/34(b)(d)	118,244
	(SOFR + 1.650%)
75,000	5.468	01/23/35(b)(d)	75,167
	(SOFR + 1.738%)
3,268,000	5.518	10/25/35(b)(d)	3,219,054
	(SOFR + 1.697%)
907,000	5.744	02/12/36(b)(d)	903,532
	(US 5 Year CMT T-Note + 1.200%)
213,000	2.482	09/21/36(b)(d)	183,812
200,000	6.110	01/29/37	205,143
	(SOFR + 1.130%)
100,000	5.045	02/06/37(b)(d)	96,046
	(TSFR3M + 2.076%)
24,000	4.244	04/24/38(b)(d)	21,347
	(SOFR + 1.580%)
50,000	3.311	04/22/42(b)(d)	37,329
Bank of America Corp., MTN
	(SOFR + 1.530%)
197,000	1.898	07/23/31(b)(d)	174,811
	(SOFR + 1.370%)
302,000	1.922	10/24/31(b)(d)	265,888
	(SOFR + 1.330%)
226,000	2.972	02/04/33(b)(d)	201,427
	(SOFR + 2.160%)
223,000	5.015	07/22/33(b)(d)	220,252
	(SOFR + 1.913%)
1,133,000	5.425	08/15/35(b)(d)	1,113,437
	(SOFR + 1.930%)
50,000	2.676	06/19/41(b)(d)	34,974
Bank of America Corp., Series N
	(SOFR + 1.220%)
300,000	2.651	03/11/32(b)(d)	269,476
Bank of America NA
250,000	6.000	10/15/36	256,505
Capital One Financial Corp.
50,000	4.100	02/09/27(b)	49,942
65,000	3.750	03/09/27(b)	64,781
	(SOFR + 2.057%)
25,000	4.927	05/10/28(b)(d)	25,043
	(SOFR + 1.250%)
10,000	4.493	09/11/31(b)(d)	9,738
	(SOFR + 3.070%)
15,000	7.624	10/30/31(b)(d)	16,264
	(SOFRINDX + 3.370%)
20,000	7.964	11/02/34(b)(d)	22,582
	(SOFR + 2.260%)
50,000	6.051	02/01/35(b)(d)	50,896

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	(SOFR + 1.990%)
$1,138,000	5.884%	07/26/35(b)(d)	$1,146,375
	(SOFR + 2.036%)
119,000	6.183	01/30/36(b)(d)	119,118
	(SOFR + 1.630%)
155,000	5.197	09/11/36(b)(d)	147,721
	(SOFR + 1.508%)
20,000	5.399	01/30/37(b)(d)	19,266
Citigroup, Inc.
	(SOFR + 1.422%)
77,000	2.976	11/05/30(b)(d)	72,325
	(SOFR + 1.146%)
50,000	2.666	01/29/31(b)(d)	46,185
	(SOFR + 2.107%)
61,000	2.572	06/03/31(b)(d)	55,676
	(SOFR + 1.171%)
166,000	4.503	09/11/31(b)(d)	161,989
	(SOFR + 1.167%)
1,751,000	2.561	05/01/32(b)(d)	1,557,198
	(SOFR + 1.351%)
818,000	3.057	01/25/33(b)(d)	731,434
	(SOFR + 2.338%)
96,000	6.270	11/17/33(b)(d)	100,653
	(SOFR + 1.447%)
298,000	5.449	06/11/35(b)(d)	297,044
	(SOFR + 1.830%)
200,000	6.020	01/24/36(b)(d)	201,340
	(TSFR3M + 1.430%)
49,000	3.878	01/24/39(b)(d)	41,332
	(US 5 Year CMT T-Note + 1.730%)
169,000	5.411	09/19/39(b)(d)	163,389
Citigroup, Inc., Series EE
	(US 5 Year CMT T-Note + 2.572%)
26,000	6.750	02/15/75(b)(d)	26,081
Citizens Financial Group, Inc.
	(SOFR + 2.010%)
19,000	5.841	01/23/30(b)(d)	19,341
10,000	2.500	02/06/30(b)	9,177
11,000	3.250	04/30/30(b)	10,324
First Horizon Corp.
	(SOFR + 1.766%)
619,000	5.514	03/07/31(b)(d)	619,315
Huntington Bancshares, Inc.
	(SOFRINDX + 1.870%)
478,000	5.709	02/02/35(b)(d)	478,796
	(US 5 Year CMT T-Note + 1.700%)
837,000	6.141	11/18/39(b)(d)	837,171
JPMorgan Chase & Co.
	(TSFR3M + 1.105%)
30,000	1.764	11/19/31(b)(d)	26,211
	(SOFR + 0.840%)
1,190,000	4.347	01/22/32(b)(d)	1,152,188
	(TSFR3M + 1.250%)
10,000	2.580	04/22/32(b)(d)	8,930

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS CORE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	(SOFR + 1.260%)
$10,000	2.963%	01/25/33(b)(d)	$8,931
	(SOFR + 1.800%)
20,000	4.586	04/26/33(b)(d)	19,371
	(SOFR + 2.080%)
10,000	4.912	07/25/33(b)(d)	9,829
	(SOFR + 1.845%)
40,000	5.350	06/01/34(b)(d)	40,027
	(SOFR + 1.460%)
30,000	5.294	07/22/35(b)(d)	29,685
	(SOFR + 1.315%)
95,000	5.502	01/24/36(b)(d)	94,952
	(SOFR + 1.680%)
33,000	5.572	04/22/36(b)(d)	33,104
	(SOFR + 1.635%)
129,000	5.576	07/23/36(b)(d)	127,937
	(SOFR + 1.190%)
501,000	4.810	10/22/36(b)(d)	474,879
	(SOFR + 1.070%)
747,000	4.898	01/22/37(b)(d)	710,385
	(SOFR + 1.300%)
3,330,000	5.193	02/05/37(b)(d)	3,191,613
119,000	6.400	05/15/38	127,125
	(TSFR3M + 1.622%)
121,000	3.882	07/24/38(b)(d)	104,001
	(TSFR3M + 2.460%)
50,000	3.109	04/22/41(b)(d)	37,449
	(US 5 Year CMT T-Note + 1.250%)
735,000	5.803	07/23/41(b)(d)	726,594
	(TSFR3M + 1.510%)
109,000	2.525	11/19/41(b)(d)	74,101
M&T Bank Corp.
	(SOFR + 2.260%)
1,249,000	6.082	03/13/32(b)(d)	1,286,746
	(SOFR + 1.850%)
30,000	5.053	01/27/34(b)(d)	29,176
	(US 5 Year CMT T-Note + 1.430%)
120,000	5.400	07/30/35(b)(d)	118,944
M&T Bank Corp., MTN
	(SOFR + 1.610%)
742,000	5.385	01/16/36(b)(d)	722,901
Morgan Stanley
	(SOFR + 1.630%)
1,000,000	5.449	07/20/29(b)(d)	1,010,835
	(SOFR + 0.800%)
1,000,000	4.238	01/09/30(b)(d)	983,550
	(SOFR + 2.560%)
110,000	6.342	10/18/33(b)(d)	115,235
	(SOFR + 1.730%)
567,000	5.466	01/18/35(b)(d)	564,235
	(SOFR + 1.555%)
105,000	5.320	07/19/35(b)(d)	103,359
	(SOFR + 1.418%)
305,000	5.587	01/18/36(b)(d)	304,531
	(SOFR + 1.757%)
339,000	5.664	04/17/36(b)(d)	339,989

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	(SOFR + 1.360%)
$2,676,000	2.484%	09/16/36(b)(d)	$2,295,874
	(SOFR + 1.184%)
250,000	5.073	01/30/37(b)(d)	238,271
116,000	3.971	07/22/38(b)(c)	98,489
	(US 5 Year CMT T-Note + 1.800%)
48,000	5.942	02/07/39(b)(d)	48,206
	(SOFR + 1.485%)
50,000	3.217	04/22/42(b)(d)	36,777
Morgan Stanley, GMTN
	(SOFR + 1.178%)
300,000	2.239	07/21/32(b)(d)	260,381
Morgan Stanley, MTN
	(SOFR + 1.034%)
25,000	1.794	02/13/32(b)(d)	21,571
	(SOFR + 1.870%)
268,000	5.250	04/21/34(b)(d)	264,882
	(SOFR + 1.880%)
75,000	5.424	07/21/34(b)(d)	74,674
Morgan Stanley, MTN
	(SOFRINDX + 1.429%)
360,000	5.605	07/17/37(b)(d)	356,294
Morgan Stanley, Series I
	(SOFR + 1.314%)
249,000	4.892	10/22/36(b)(d)	235,448
Morgan Stanley Private Bank NA
	(SOFR + 0.762%)
4,267,000	4.213	02/08/30(b)(d)	4,194,362
Regions Financial Corp.
	(SOFR + 1.490%)
40,000	5.722	06/06/30(b)(d)	40,674
State Street Corp.
	(US 5 Year CMT T-Note + 2.135%)
12,000	6.450	06/15/75(b)(d)	12,103
Synchrony Financial
	(SOFRINDX + 2.130%)
20,000	5.935	08/02/30(b)(d)	20,292
	(SOFR + 1.530%)
560,000	4.947	02/25/32(b)(d)	542,367
Truist Financial Corp., MTN
	(SOFR + 1.620%)
62,000	5.435	01/24/30(b)(d)	62,648
	(SOFR + 2.361%)
33,000	5.867	06/08/34(b)(d)	33,584
	(SOFR + 1.922%)
526,000	5.711	01/24/35(b)(d)	529,369
	(SOFR + 1.395%)
517,000	4.964	10/23/36(b)(d)	489,989
Truist Financial Corp., Series I
	(SOFR + 1.414%)
500,000	5.281	04/23/37(b)(d)	482,912
U.S. Bancorp
	(SOFR + 1.296%)
161,000	5.083	05/15/31(b)(d)	160,979
	(SOFR + 1.101%)
322,000	5.033	01/26/37(b)(d)	309,319

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co.
	(SOFR + 1.370%)
$50,000	4.970%	04/23/29(b)(d)	$50,170
	(SOFR + 1.500%)
30,000	5.198	01/23/30(b)(d)	30,200
	(SOFR + 2.060%)
10,000	6.491	10/23/34(b)(d)	10,607
	(SOFR + 1.780%)
70,000	5.499	01/23/35(b)(d)	70,093
30,000	5.375	02/07/35	30,161
	(SOFR + 1.340%)
105,000	4.892	09/15/36(b)(d)	100,122
	(SOFR + 1.100%)
98,000	4.960	01/23/37(b)(d)	93,300
Wells Fargo & Co., MTN
	(TSFR3M + 1.572%)
50,000	3.584	05/22/28(b)(d)	49,644

			40,137,892

Basic Industry – 0.3%
Qnity Electronics, Inc.
5,000	6.250	08/15/33(a)(b)	5,038
Solstice Advanced Materials, Inc.
1,314,000	5.625	09/30/33(a)(b)	1,290,239

			1,295,277

Brokerage – 0.0%
VFH Parent LLC / Valor Co.-Issuer, Inc.
10,000	7.500	06/15/31(a)(b)	10,353

Building Materials – 1.0%
Advanced Drainage Systems, Inc.
921,000	5.375	03/01/34(a)(b)	894,625
AECOM
1,281,000	6.000	08/01/33(a)(b)	1,276,463
Allegion U.S. Holding Co., Inc.
155,000	5.600	05/29/34(b)	155,942
Builders FirstSource, Inc.
11,000	4.250	02/01/32(a)(b)	10,115
763,000	6.750	05/15/35(a)(b)	762,430
Ferguson Enterprises, Inc.
23,000	4.350	03/15/31(b)	22,370
Installed Building Products, Inc.
725,000	5.625	02/01/34(a)(b)	709,896
QXO Building Products, Inc.
537,000	6.750	04/30/32(a)(b)	550,040
Standard Building Solutions, Inc.
806,000	6.250	08/01/33(a)(b)	800,329

			5,182,210

Capital Goods – 1.0%
AGCO Corp.
1,000,000	5.800	03/21/34(b)	1,002,864
Atkore, Inc.
17,000	4.250	06/01/31(a)(b)	17,116
CACI International, Inc.
110,000	6.375	06/15/33(a)(b)	111,466
Carrier Global Corp.
100,000	2.493	02/15/27(b)	99,149
1,000,000	2.722	02/15/30(b)	929,689
69,000	5.900	03/15/34(b)	71,151

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
Carrier Global Corp. – (continued)
$78,000	3.377%	04/05/40(b)	$60,534
CompoSecure Holdings LLC
446,000	5.625	02/01/33(a)(b)	431,986
Esab Corp.
70,000	5.625	04/01/31(a)(b)	69,626
General Electric Co.
1,088,000	4.900	01/29/36(b)	1,058,329
General Electric Co., GMTN
37,000	6.875	01/10/39	41,421
General Electric Co., MTN
443,000	5.875	01/14/38	459,109
Ingersoll Rand, Inc.
51,000	5.700	08/14/33(b)	52,019
Quanta Services, Inc.
151,000	5.250	08/09/34(b)	148,067
21,000	5.100	08/09/35(b)	20,247
Regal Rexnord Corp.
600,000	6.050	04/15/28(b)	610,309
120,000	6.300	02/15/30(b)	123,636

			5,306,718

Communications – 0.6%
Charter Communications Operating LLC / Charter
Communications Operating Capital
205,000	3.750	02/15/28(b)	200,938
100,000	4.200	03/15/28(b)	98,542
164,000	6.100	06/01/29(b)	166,772
News Corp.
38,000	3.875	05/15/29(a)(b)	36,716
Space Exploration Technologies Corp.
1,050,000	5.350	07/15/31(a)(b)	1,026,378
1,025,000	5.875	07/15/36(a)(b)	964,707
Time Warner Cable Enterprises LLC
593,000	8.375	07/15/33	646,446
Time Warner Cable LLC
66,000	6.750	06/15/39	62,843
20,000	5.875	11/15/40(b)	17,359

			3,220,701

Consumer Cyclical – 3.7%
7-Eleven, Inc.
221,000	2.500	02/10/41(a)(b)	145,688
Acushnet Co.
120,000	5.625	12/01/33(a)(b)	117,943
Airbnb, Inc.
183,000	5.250	03/16/36(b)	178,855
AutoNation, Inc.
20,000	4.750	06/01/30(b)	19,633
47,000	3.850	03/01/32(b)	43,397
527,000	5.890	03/15/35(b)	527,317
Carnival Corp. Ltd.
20,000	5.875	06/15/31(a)(b)	20,072
33,000	6.125	02/15/33(a)(b)	33,069
Choice Hotels International, Inc.
184,000	3.700	01/15/31(b)	171,862
799,000	5.850	08/01/34(b)	796,341
Cinemark USA, Inc.
19,000	7.000	08/01/32(a)(b)	19,572

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS CORE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Dollar General Corp.
$10,000	3.500%	04/03/30(b)	$9,465
25,000	5.000	11/01/32(b)	24,541
204,000	5.450	07/05/33(b)	204,189
Expedia Group, Inc.
766,000	5.400	02/15/35(b)	747,580
Ford Motor Co.
936,000	3.250	02/12/32(b)	818,600
Ford Motor Credit Co. LLC
1,000,000	5.875	11/07/29(b)	1,009,235
1,007,000	5.420	04/09/31(b)	993,057
General Motors Co.
56,000	5.350	04/15/28(b)	56,438
153,000	5.400	10/15/29(b)	154,471
General Motors Financial Co., Inc.
180,000	4.350	01/17/27(b)	179,896
1,250,000	5.350	07/15/27	1,258,357
1,250,000	2.700	08/20/27(b)	1,227,823
1,000,000	6.000	01/09/28(b)	1,014,690
20,000	2.400	10/15/28(b)	19,015
6,000	5.800	01/07/29(b)	6,111
100,000	5.550	07/15/29(b)	101,411
10,000	5.750	02/08/31(b)	10,194
1,407,000	5.450	09/06/34(b)	1,380,609
Global Payments, Inc.
192,000	4.875	11/15/30(b)	186,850
882,000	5.550	11/15/35(b)	841,806
Hilton Domestic Operating Co., Inc.
515,000	5.500	03/31/34(a)(b)	506,944
Hyatt Hotels Corp.
27,000	5.500	06/30/34(b)	26,849
301,000	5.400	12/15/35(b)	291,690
Iron Mountain, Inc.
705,000	6.250	01/15/35(a)(b)	697,034
LCM Investments Holdings II LLC
10,000	8.250	08/01/31(a)(b)	10,390
Lowe’s Cos., Inc.
200,000	1.700	10/15/30(b)	175,497
Marriott International, Inc.
70,000	4.500	05/01/33(b)	66,626
410,000	5.500	04/15/37(b)	402,320
Marriott International, Inc., Series AA
177,000	4.650	12/01/28(b)	176,837
Marriott International, Inc., Series GG
577,000	3.500	10/15/32(b)	523,322
Marriott International, Inc., Series HH
33,000	2.850	04/15/31(b)	29,957
O’Reilly Automotive, Inc.
146,000	5.100	03/12/36(b)	140,719
RHP Hotel Properties LP / RHP Finance Corp.
1,053,000	6.500	06/15/33(a)(b)	1,073,560
30,000	5.750	03/15/34(a)(b)	29,565
Royal Caribbean Cruises Ltd.
1,061,000	6.250	03/15/32(a)(b)	1,076,077
55,000	6.000	02/01/33(a)(b)	55,292
31,000	4.750	05/15/33(b)	29,569
128,000	5.375	01/15/36(b)	123,767
598,000	5.250	02/27/38(b)	562,380

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Travel + Leisure Co.
$15,000	6.125%	09/01/33(a)(b)	$14,798
Viking Cruises Ltd.
1,050,000	5.875	10/15/33(a)(b)	1,040,543

			19,371,823

Consumer Noncyclical – 0.2%
Alcon Finance Corp.
200,000	3.000	09/23/29(a)(b)	188,984
Altria Group, Inc.
62,000	5.250	08/06/35(b)	60,631
Amgen, Inc.
130,000	5.250	03/02/33(b)	130,122
Amneal Pharmaceuticals LLC
13,000	6.875	08/01/32(a)(b)	13,486
Cardinal Health, Inc.
32,000	5.450	02/15/34(b)	32,036
5,000	5.150	09/15/35(b)	4,869
Elevance Health, Inc.
200,000	4.600	09/15/32(b)	193,239
GXO Logistics, Inc.
41,000	2.650	07/15/31(b)	36,201
Kroger Co. (The)
175,000	5.000	09/15/34(b)	169,113
Laboratory Corp. of America Holdings
39,000	2.700	06/01/31(b)	35,053
78,000	4.550	04/01/32(b)	75,679
Revvity, Inc.
50,000	3.300	09/15/29(b)	47,538
10,000	2.550	03/15/31(b)	8,947
101,000	2.250	09/15/31(b)	87,898
Royalty Pharma PLC
41,000	5.400	09/02/34(b)	40,609
75,000	5.200	09/25/35(b)	72,809
Thermo Fisher Scientific, Inc.
70,000	4.902	02/12/36(b)	67,403

			1,264,617

Distribution & Logistics – 0.2%
WESCO Distribution, Inc.
110,000	5.250	04/15/31(a)(b)	108,456
917,000	6.375	03/15/33(a)(b)	931,414
45,000	5.500	04/15/34(a)(b)	43,903

			1,083,773

Distributors – 0.0%
Hyundai Capital America
44,000	5.600	03/30/28(a)(b)	44,456
21,000	5.300	01/08/30(a)(b)	21,090
20,000	4.500	09/18/30(a)(b)	19,445

			84,991

Electric – 0.2%
Ameren Corp.
286,000	3.500	01/15/31(b)	268,388
DTE Energy Co.
59,000	4.875	06/01/28(b)	59,107
Duke Energy Corp.
29,000	3.750	09/01/46(b)	20,780

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Duquesne Light Holdings, Inc.
$60,000	2.532%	10/01/30(a)(b)	$53,724
MidAmerican Energy Co.
50,000	4.250	07/15/49(b)	38,949
NextEra Energy Capital Holdings, Inc.
50,000	3.550	05/01/27(b)	49,703
41,000	1.900	06/15/28(b)	39,058
36,000	5.050	03/15/30(b)	36,107
NRG Energy, Inc.
90,000	5.875	05/15/34(a)(b)	87,671
Pacific Gas and Electric Co.
32,000	2.100	08/01/27(b)	31,248
59,000	5.000	06/04/28(b)	59,150
143,000	4.650	08/01/28(b)	142,505
7,000	5.900	06/15/32(b)	7,145
50,000	5.050	10/15/32(b)	48,903
10,000	6.150	01/15/33(b)	10,280
20,000	5.700	03/01/35(b)	19,867
PacifiCorp
43,000	2.900	06/15/52(b)	24,369
Vistra Operations Co. LLC
132,000	4.300	07/15/29(a)(b)	128,645
20,000	4.700	01/31/31(a)(b)	19,409
55,000	5.250	10/15/35(a)(b)	52,308

			1,197,316

Electrical – 0.2%
Vertiv Holdings Co.
1,064,000	4.850	03/15/36(b)	1,006,388

Energy – 0.7%
Chord Energy Corp.
35,000	6.000	10/01/30(a)(b)	35,386
35,000	6.750	03/15/33(a)(b)	35,757
DBR Land Holdings LLC
165,000	6.250	12/01/30(a)(b)	167,922
Energy Transfer LP
30,000	5.000	05/15/44(b)	25,584
10,000	5.150	03/15/45(b)	8,662
90,000	6.125	12/15/45(b)	86,738
Howard Midstream Energy Partners LLC
1,010,000	6.625	01/15/34(a)(b)	1,018,668
Kinder Morgan Energy Partners LP
20,000	6.550	09/15/40	20,946
Kinder Morgan, Inc.
120,000	5.300	12/01/34(b)	118,290
Kodiak Gas Services LLC
1,090,000	6.500	10/01/33(a)(b)	1,100,500
5,000	6.750	10/01/35(a)(b)	5,094
MPLX LP
10,000	5.200	03/01/47(b)	8,706
43,000	4.700	04/15/48(b)	34,637
193,000	5.500	02/15/49(b)	171,802
Occidental Petroleum Corp.
17,000	7.875	09/15/31	18,948
57,000	5.375	01/01/32(b)	57,524
283,000	5.550	10/01/34(b)	285,704
65,000	6.450	09/15/36	68,619
Ovintiv, Inc.
20,000	8.125	09/15/30	22,019

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Sunoco LP
$25,000	5.875%	03/15/34(a)(b)	$24,638
Sunoco LP / Sunoco Finance Corp.
14,000	4.500	05/15/29(b)	13,686
Targa Resources Corp.
219,000	4.200	02/01/33(b)	204,750
USA Compression Partners LP / USA Compression Finance Corp.
30,000	6.250	10/01/33(a)(b)	29,732
Venture Global Plaquemines LNG LLC
15,000	6.125	12/15/30(a)(b)	15,308
15,000	6.500	06/15/34(a)(b)	15,520

			3,595,140

Financial Company – 0.6%
Ally Financial, Inc.
23,000	7.100	11/15/27(b)	23,592
	(SOFRINDX + 1.960%)
30,000	5.737	05/15/29(b)(d)	30,294
	(SOFR + 3.260%)
130,000	6.992	06/13/29(b)(d)	134,038
	(SOFRINDX + 1.730%)
46,000	5.543	01/17/31(b)(d)	45,964
Apollo Debt Solutions BDC
28,000	6.550	03/15/32(b)	28,133
Aviation Capital Group LLC
45,000	5.375	07/15/29(a)(b)	45,280
132,000	4.875	01/28/33(a)(b)	126,277
Blackstone Secured Lending Fund
7,000	5.300	06/30/30(b)	6,793
Rocket Cos., Inc.
104,000	6.125	08/01/31(a)(b)	105,290
167,000	6.375	08/01/33(a)(b)	169,159
Stonex Escrow Issuer LLC
25,000	6.875	07/15/32(a)(b)	25,421
Sumisho Air Lease Corp.
2,540,000	4.850	03/24/31(a)(b)	2,485,628
Sumisho Air Lease Corp., MTN
50,000	2.875	01/15/32(b)	44,218

			3,270,087

Food and Beverage – 0.8%
Campbell’s Co. (The)
29,000	5.400	03/21/34(b)	27,989
Campbell’s Company (The)
94,000	4.750	03/23/35(b)	85,946
455,000	5.250	10/13/54(b)	368,450
Constellation Brands, Inc.
36,000	4.800	05/01/30(b)	35,709
125,000	2.250	08/01/31(b)	109,209
J M Smucker Co. (The)
100,000	5.900	11/15/28(b)	102,364
57,000	2.125	03/15/32(b)	48,530
223,000	6.200	11/15/33(b)	234,069
Mars, Inc.
142,000	4.800	03/01/30(a)(b)	141,277
292,000	5.000	03/01/32(a)(b)	289,855
673,000	5.200	03/01/35(a)(b)	663,113
788,000	5.700	05/01/55(a)(b)	743,946

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS CORE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Food and Beverage – (continued)
Performance Food Group, Inc.
$625,000	5.625%	03/01/34(a)(b)	$607,046
Pernod Ricard International Finance LLC
1,000,000	1.625	04/01/31(a)(b)	856,944

			4,314,447

Glass Packaging – 0.0%
Crown Americas LLC
5,000	5.875	06/01/33(b)	5,001

Hardware – 0.0%
Amkor Technology, Inc.
75,000	5.875	10/01/33(a)(b)	73,796

Healthcare – 1.3%
Augusta SpinCo Corp.
1,000,000	4.945	03/23/33(b)	979,007
Cencora, Inc.
1,000,000	4.250	11/15/30(b)	969,774
413,000	2.700	03/15/31(b)	373,549
Cigna Group (The)
168,000	4.800	08/15/38(b)	154,433
45,000	3.875	10/15/47(b)	32,918
713,000	4.900	12/15/48(b)	600,992
CVS Health Corp.
20,000	4.875	07/20/35(b)	18,952
57,000	5.450	09/15/35(b)	56,264
1,215,000	4.780	03/25/38(b)	1,103,883
115,000	6.125	09/15/39	115,623
HCA, Inc.
50,000	4.500	02/15/27(b)	50,014
227,000	3.500	09/01/30(b)	214,117
100,000	5.450	04/01/31(b)	101,037
67,000	2.375	07/15/31(b)	58,928
559,000	5.500	03/01/32(b)	563,870
71,000	5.500	06/01/33(b)	71,280
106,000	5.125	06/15/39(b)	98,175
107,000	5.900	06/01/53(b)	99,403
Solventum Corp.
28,000	5.400	03/01/29(b)	28,304
373,000	5.600	03/23/34(b)	374,370
UnitedHealth Group, Inc.
77,000	5.000	04/15/34(b)	75,385
13,000	3.500	08/15/39(b)	10,379
54,000	5.700	10/15/40(b)	53,827
120,000	5.950	02/15/41(b)	121,363
650,000	3.050	05/15/41(b)	473,413
40,000	4.375	03/15/42(b)	33,833
45,000	4.250	03/15/43(b)	36,990
10,000	5.875	02/15/53(b)	9,607
2,000	5.625	07/15/54(b)	1,857

			6,881,547

Insurance – 0.0%
Teachers Insurance & Annuity Association of America
47,000	4.900	09/15/44(a)	40,286
Willis North America, Inc.
20,000	4.550	03/15/31(b)	19,415

			59,701

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Lodging – 0.1%
Las Vegas Sands Corp.
$157,000	5.625%	06/15/28(b)	$158,381
304,000	6.000	06/14/30(b)	309,716

			468,097

Media Non Cable – 0.3%
Graham Holdings Co.
613,000	5.625	12/01/33(a)(b)	599,908
Netflix, Inc.
1,000,000	6.375	05/15/29	1,043,389

			1,643,297

Metals – 0.2%
Commercial Metals Co.
20,000	5.750	11/15/33(a)(b)	19,676
817,000	6.000	12/15/35(a)(b)	806,774

			826,450

Metals and Mining – 0.0%
Carpenter Technology Corp.
10,000	5.625	03/01/34(a)(b)	9,870

REITs and Real Estate – 0.7%
Agree LP
20,000	5.625	06/15/34(b)	20,095
American Homes 4 Rent LP
40,000	4.950	06/15/30(b)	39,664
258,000	2.375	07/15/31(b)	225,887
329,000	5.250	03/15/35(b)	320,231
CBRE Services, Inc.
19,000	5.500	04/01/29(b)	19,264
Cousins Properties LP
66,000	5.250	07/15/30(b)	66,007
20,000	5.375	02/15/32(b)	19,986
93,000	4.875	03/01/33(b)	89,033
1,072,000	5.875	10/01/34(b)	1,079,791
Essex Portfolio LP
30,000	3.000	01/15/30(b)	28,123
Healthcare Realty Holdings LP
51,000	2.050	03/15/31(b)	44,071
Healthpeak OP LLC
20,000	5.375	02/15/35(b)	19,682
Highwoods Realty LP
47,000	2.600	02/01/31(b)	41,719
101,000	7.650	02/01/34(b)	110,813
Host Hotels & Resorts LP
1,000,000	4.250	12/15/28(b)	985,040
26,000	5.700	06/15/32(b)	26,246
20,000	5.700	07/01/34(b)	19,963
Host Hotels & Resorts LP, Series I
36,000	3.500	09/15/30(b)	33,698
Host Hotels & Resorts LP, Series J
20,000	2.900	12/15/31(b)	17,665
Invitation Homes Operating Partnership LP
299,000	2.000	08/15/31(b)	255,623
Kilroy Realty LP
29,000	6.250	01/15/36(b)	28,722
Phillips Edison Grocery Center Operating Partnership I LP
20,000	4.750	03/15/33(b)	19,190
Starwood Property Trust, Inc.
70,000	5.250	10/15/28(a)(b)	69,495

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
REITs and Real Estate – (continued)
Starwood Property Trust, Inc. – (continued)
$15,000	5.750%	01/15/31(a)(b)	$14,885
290,000	6.125	06/01/31(a)(b)	290,757
WP Carey, Inc.
50,000	3.850	07/15/29(b)	48,580

			3,934,230

Revenue – 0.1%
Adventist Health System, Series 2025
70,000	4.742	12/01/30(b)	68,738
Ascension Health, Series 2025
25,000	4.923	11/15/35(b)	24,175
CommonSpirit Health
25,000	4.352	09/01/30(b)	24,252
CommonSpirit Health, Series 2025
170,000	4.975	09/01/35(b)	162,059
Cornell University, Series 2025
45,000	4.733	06/15/35(b)	43,580
PeaceHealth Obligated Group
20,000	4.335	11/15/28(b)	19,813
Sutter Health, Series 20A
116,000	3.161	08/15/40(b)	87,856

			430,473

Software – 2.0%
Fair Isaac Corp.
81,000	6.000	05/15/33(a)(b)	79,641
749,000	6.250	09/15/34(a)(b)	733,377
MSCI, Inc.
150,000	4.000	11/15/29(a)(b)	144,402
475,000	3.625	09/01/30(a)(b)	444,902
273,000	3.875	02/15/31(a)(b)	255,385
50,000	3.625	11/01/31(a)(b)	45,503
288,000	3.250	08/15/33(a)(b)	249,599
20,000	5.250	09/01/35(b)	19,179
Oracle Corp.
71,000	4.650	05/06/30(b)	68,312
266,000	5.250	02/03/32(b)	255,333
160,000	4.800	09/26/32(b)	147,951
360,000	5.350	05/04/33(b)	339,012
100,000	5.500	08/03/35(b)	91,709
190,000	5.200	09/26/35(b)	170,351
3,810,000	5.700	02/04/36(b)	3,522,805
153,000	3.600	04/01/40(b)	105,983
161,000	6.550	02/04/46(b)	143,562
321,000	4.000	07/15/46(b)	205,475
233,000	4.000	11/15/47(b)	146,056
15,000	6.900	11/09/52(b)	13,540
105,000	5.550	02/06/53(b)	79,316
25,000	6.000	08/03/55(b)	20,108
45,000	6.700	02/04/56(b)	39,633
Paychex, Inc.
58,000	5.350	04/15/32(b)	57,984
ROBLOX Corp.
18,000	3.875	05/01/30(a)(b)	16,953
Salesforce, Inc.
1,715,000	4.900	09/15/31(b)	1,693,147
905,000	5.550	03/15/36(b)	888,794
190,000	2.700	07/15/41(b)	126,617

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Software – (continued)
Salesforce, Inc. – (continued)
$613,000	6.550%	03/15/56(b)	$597,419

			10,702,048

Technology – 2.4%
Alphabet, Inc.
100,000	4.100	11/15/30(b)	96,966
AppLovin Corp.
1,115,000	5.500	12/01/34(b)	1,097,155
Beacon Point DC LLC
897,000	6.129	11/30/42(a)(b)	850,323
Big Sky Funding LLC
100,609	5.750	07/20/31(a)	98,901
Black Pearl Compute LLC
1,050,000	6.125	02/15/31(a)(b)	1,051,281
Block, Inc.
336,000	6.500	05/15/32(b)	341,176
526,000	6.000	08/15/33(a)(b)	525,223
Broadcom, Inc.
25,000	2.600	02/15/33(b)	20,973
144,000	3.469	04/15/34(b)	123,578
1,067,000	5.200	07/15/35(b)	1,016,599
86,000	3.137	11/15/35(b)	69,218
5,000	4.800	02/15/36(b)	4,589
161,000	3.187	11/15/36(b)	127,002
Cipher Compute LLC
515,000	7.125	11/15/30(a)(b)	522,324
Compute Financing LLC
2,524,391	5.750	06/15/34	2,483,865
Crowdstrike Holdings, Inc.
10,000	3.000	02/15/29(b)	9,523
Elastic NV
408,000	4.125	07/15/29(a)(b)	392,432
Electronic Arts, Inc.
54,000	2.950	02/15/51(b)	44,171
Fidelity National Information Services, Inc.
440,000	4.800	03/10/31(b)	431,010
Hewlett Packard Enterprise Co.
100,000	5.000	10/15/34(b)	95,991
Intel Corp.
22,000	4.000	12/15/32	20,411
24,000	3.050	08/12/51(b)	14,125
Match Group Holdings II LLC
30,000	6.125	09/15/33(a)(b)	29,544
Meta Platforms, Inc.
150,000	4.200	11/15/30(b)	145,435
50,000	4.600	11/15/32(b)	48,003
122,000	4.875	11/15/35(b)	114,231
QTS Fayetteville I Dc1-2 LLC / QTS TRS Fayetteville I DC1-2 LLC
2,332,000	5.700	04/15/36(a)(b)	2,111,453
Seagate Data Storage Technology Pte Ltd.
20,000	5.875	07/15/30(b)	20,320
Snap, Inc.
363,000	6.875	03/15/34(a)(b)	353,058
SV RNO Property Owner 1 LLC
324,000	5.875	03/01/31(a)(b)	297,308
Synopsys, Inc.
127,000	4.850	04/01/30(b)	126,241

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS CORE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Technology – (continued)
Uber Technologies, Inc.
$10,000	4.150%	01/15/31(b)	$9,655
43,000	4.800	09/15/34(b)	41,136
VMware, Inc.
50,000	1.800	08/15/28(b)	47,318

			12,780,538

Transportation – 0.0%
Delta Air Lines, Inc.
29,000	4.950	07/10/28(b)	29,046
40,000	5.250	07/10/30(b)	40,060
Penske Truck Leasing Co. LP / PTL Finance Corp.
68,000	5.250	07/01/29(a)(b)	68,326
United Airlines Holdings, Inc.
57,000	5.375	03/01/31(b)	56,489

			193,921

Wireless – 0.3%
AT&T, Inc.
15,000	4.350	06/15/45(b)	11,476
47,000	4.850	07/15/45(b)	39,031
3,000	5.550	11/01/45(b)	2,675
309,000	4.750	05/15/46(b)	247,831
Crown Castle, Inc.
50,000	4.000	03/01/27(b)	49,863
T-Mobile USA, Inc.
1,000,000	6.700	12/15/33	1,071,364

			1,422,240

TOTAL CORPORATE OBLIGATIONS (Cost $138,682,106)			135,555,084

Asset- Backed Securities – 15.3%
Collateralized Loan Obligations – 14.9%
Apidos Loan Fund Ltd., Series 2024-1A, Class A1R (TSFR3M + 1.250%)
1,250,000	5.060	10/25/38(a)(b)(d)	1,251,920
Ares XLI CLO Ltd., Series 2016-41A, Class A1R3 (TSFR3M + 1.260%)
2,525,000	4.875	04/15/39(a)(b)(d)	2,529,040
Ares XXXIV CLO Ltd., Series 2015-2A, Class A1R4 (TSFR3M + 1.290%)
2,750,000	5.040	07/17/38(a)(b)(d)	2,755,511
Bain Capital Credit CLO, Series 2019-1A, Class BR3 (TSFR3M + 1.400%)
950,000	5.129	04/19/34(a)(b)(d)	950,291
Bain Capital Credit CLO Ltd., Series 2023-4A, Class A1R (TSFR3M + 1.230%)
2,885,738	4.964	01/21/39(a)(b)(d)	2,886,081
Benefit Street Partners CLO 41 Ltd., Series 2025-41A, Class A (TSFR3M + 1.300%)
3,000,000	5.110	07/25/38(a)(b)(d)	3,008,316
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class AR5 (TSFR3M + 1.250%)
1,750,000	4.979	10/20/38(a)(b)(d)	1,753,675
Birch Grove CLO 3 Ltd., Series 2021-3A, Class A1R (TSFR3M + 1.260%)
1,550,000	4.989	01/19/38(a)(b)(d)	1,552,279

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Birch Grove CLO 7 Ltd., Series 2023-7A, Class A1R (TSFR3M + 1.260%)
$2,900,000	4.989%	10/20/38(a)(b)(d)	$2,900,670
Birch Grove CLO 8 Ltd., Series 2024-8A, Class A1R (TSFR3M + 1.290%)
500,000	5.019	04/20/39(a)(b)(d)	501,500
BlueMountain CLO XXIV Ltd., Series 2019-24A, Class BR (TSFR3M + 1.862%)
570,000	5.591	04/20/34(a)(b)(d)	570,817
Bryant Park Funding Ltd., Series 2024-23A, Class A1R (TSFR3M + 1.280%)
1,075,000	5.021	05/15/37(a)(b)(d)	1,076,696
Carlyle U.S. CLO Ltd., Series 2021-10A, Class A1R (TSFR3M + 1.310%)
650,000	5.039	01/20/38(a)(b)(d)	651,494
Carlyle U.S. CLO Ltd., Series 2024-2A, Class A1R (TSFR3M + 1.250%)
2,125,000	5.060	04/25/39(a)(b)(d)	2,129,749
CARLYLE U.S. CLO Ltd., Series 2021-11A, Class A1R2 (TSFR3M + 1.260%)
1,500,000	5.035	07/25/39(a)(b)(d)	1,503,000
CARLYLE U.S. CLO Ltd., Series 2021-6A, Class A1R (TSFR3M + 1.290%)
3,000,000	5.043	01/15/38(a)(b)(d)	3,003,213
Carval CLO X-C Ltd., Series 2024-2A, Class A (TSFR3M + 1.460%)
750,000	5.189	07/20/37(a)(b)(d)	750,230
CBAMR Ltd., Series 2020-12A, Class A1R2 (TSFR3M + 1.250%)
250,000	4.979	01/20/39(a)(b)(d)	250,584
CIFC Funding Ltd., Series 2020-1A, Class A1R2 (TSFR3M + 1.250%)
2,830,000	5.003	07/15/39(a)(b)(d)	2,833,594
CIFC Funding Ltd., Series 2022-1A, Class A1R (TSFR3M + 1.220%)
150,000	4.963	07/17/39(a)(b)(d)	149,992
Dryden 106 CLO Ltd., Series 2022-106A, Class A1R (TSFR3M + 1.360%)
3,500,000	5.113	10/15/37(a)(b)(d)	3,505,135
Elmwood CLO 27 Ltd., Series 2024-3A, Class A1R (TSFR3M + 1.240%)
4,425,000	4.969	04/18/39(a)(b)(d)	4,428,960
Elmwood CLO 29 Ltd., Series 2024-5A, Class A1R2 (TSFR3M + 1.200%)
2,325,000	4.929	04/20/37(a)(b)(d)	2,327,274
Empower CLO Ltd., Series 2023-2A, Class AR (TSFR3M + 1.320%)
3,000,000	5.073	10/15/38(a)(b)(d)	3,006,702
GoldenTree Loan Management U.S. CLO 29 Ltd., Series 2026- 29A, Class A (TSFR3M + 1.230%)
250,000	4.869	04/20/38(a)(b)(d)	250,260
Invesco U.S. CLO Ltd., Series 2023-3A, Class BR (TSFR3M + 1.750%)
250,000	5.503	07/15/38(a)(b)(d)	251,224
Invesco U.S. CLO Ltd., Series 2024-4A, Class A1 (TSFR3M + 1.330%)
3,000,000	5.083	01/15/38(a)(b)(d)	3,008,226

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Kennedy Lewis CLO 18 Ltd., Series 2024-18A, Class A (TSFR3M + 1.370%)
$250,000	5.099%	01/20/38(a)(b)(d)	$250,621
KKR CLO 50 Ltd., Series 2024-50A, Class A1R (TSFR3M + 1.270%)
840,000	4.999	04/20/39(a)(b)(d)	840,727
KKR CLO 59 Ltd., Series 2025-59A, Class A1 (TSFR3M + 1.240%)
2,000,000	4.993	01/15/39(a)(b)(d)	2,001,422
Oaktree CLO Ltd., Series 2023-2A, Class A1R (TSFR3M + 1.350%)
575,000	5.079	07/20/38(a)(b)(d)	576,577
OCP CLO Ltd., Series 2017-13A, Class AR2 (TSFR3M + 1.340%)
2,150,000	5.074	11/26/37(a)(b)(d)	2,154,203
OHA Credit Funding 15-R Ltd., Series 2023-15RA, Class A (TSFR3M + 1.290%)
300,000	5.019	07/20/38(a)(b)(d)	300,516
Palmer Square CLO Ltd., Series 2024-3A, Class A (TSFR3M + 1.350%)
350,000	5.079	07/20/37(a)(b)(d)	350,217
Park Blue CLO Ltd., Series 2024-6A, Class A1 (TSFR3M + 1.340%)
625,000	5.150	01/25/38(a)(b)(d)	625,703
Pikes Peak CLO 19 2025, Series 2025-19A, Class A1 (TSFR3M + 1.340%)
375,000	5.069	07/20/38(a)(b)(d)	376,447
Regatta 30 Funding Ltd., Series 2024-4A, Class A1 (TSFR3M + 1.320%)
3,375,000	5.130	01/25/38(a)(b)(d)	3,384,143
Regatta XXV Funding Ltd., Series 2023-1A, Class A1R (TSFR3M + 1.340%)
500,000	5.093	07/15/38(a)(b)(d)	501,670
Regatta XXVIII Funding Ltd., Series 2024-2A, Class A1R (TSFR3M + 1.230%)
2,475,000	4.875	07/25/39(a)(b)(d)	2,477,722
Signal Peak CLO 12 Ltd., Series 2022-12A, Class A1R (TSFR3M + 1.400%)
500,000	5.129	07/18/37(a)(b)(d)	500,555
Silver Point CLO 14 Ltd., Series 2025-14A, Class A1 (TSFR3M + 1.230%)
350,000	4.983	01/15/39(a)(b)(d)	349,464
Silver Point CLO 2 Ltd., Series 2023-2A, Class A1R (TSFR3M + 1.370%)
250,000	5.099	04/20/38(a)(b)(d)	250,362
Symphony CLO 47 Ltd., Series 2025-47A, Class A1 (TSFR3M + 1.140%)
3,100,000	4.869	04/20/38(a)(b)(d)	3,095,759
Symphony CLO 52 Ltd., Series 2025-52A, Class BR (TSFR3M + 1.550%)
500,000	5.215	01/20/36(a)(b)(d)	500,703
Trimaran Cavu Ltd., Series 2026-1A, Class A (TSFR3M + 1.280%)
3,675,000	5.020	07/22/39(a)(b)(d)	3,675,665
Vibrant CLO XVI Ltd., Series 2023-16A, Class A1A2 (TSFR3M + 1.250%)
1,850,000	5.003	07/15/36(a)(b)(d)	1,850,292

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Warwick Capital CLO 1 Ltd., Series 2023-1A, Class AR (TSFR3M + 1.280%)
$350,000	5.009%	10/20/38(a)(b)(d)	$350,077
Warwick Capital CLO 3 Ltd., Series 2024-3A, Class A1R (TSFR3M + 1.240%)
4,275,000	4.929	07/20/39(a)(b)(d)	4,270,127
Whitebox CLO III Ltd., Series 2021-3A, Class A1R (TSFR3M + 1.270%)
250,000	5.023	10/15/35(a)(b)(d)	250,258
Wonder Lake Park CLO Ltd., Series 2025-1A, Class A (TSFR3M + 1.290%)
350,000	5.065	07/24/38(a)(b)(d)	350,535

			79,070,198

Diversified Financial Services – 0.4%
Aligned Data Centers Issuer LLC, Series 2026-1A, Class A2I
600,000	5.909	06/15/56(a)(b)	595,319
Barclays Dryrock Issuance Trust, Series 2025-1, Class A
100,000	3.970	07/15/31	98,712
SFS Auto Receivables Securitization Trust, Series 2024-2A, Class A4
135,000	5.260	08/20/30(a)(b)	136,222
Toyota Auto Receivables Owner Trust, Series 2024-B, Class A3
1,101,504	5.330	01/16/29(b)	1,107,714

			1,937,967

TOTAL ASSET- BACKED SECURITIES (Cost $81,008,356)			81,008,165

Collateralized Mortgage Obligations – 6.1%
Angel Oak Mortgage Trust, Series 2021-4, Class A1
741,355	1.035	01/20/65(a)(b)(c)	615,142
Angel Oak Mortgage Trust, Series 2021-6, Class A1
3,570,813	1.458	09/25/66(a)(b)(c)	2,932,504
Angel Oak Mortgage Trust, Series 2025-12, Class A1
2,360,646	5.039	12/25/70(a)(b)(c)	2,330,597
Angel Oak Mortgage Trust, Series 2025-12, Class A1A
363,176	5.039	12/25/70(a)(b)(g)	358,640
BRAVO Residential Funding Trust, Series 2024-NQM7, Class A1
425,749	5.554	10/27/64(a)(b)(g)	425,083
COLT Mortgage Loan Trust, Series 2021-4, Class A1
168,756	1.397	10/25/66(a)(b)(c)	142,449
COLT Mortgage Loan Trust, Series 2025-11, Class A1
1,795,244	5.053	11/25/70(a)(b)(c)	1,774,249
COLT Mortgage Loan Trust, Series 2025-4, Class A1
1,761,975	5.794	04/25/70(a)(b)(g)	1,764,058
COLT Mortgage Loan Trust, Series 2025-7, Class A1
1,069,371	5.470	06/25/70(a)(b)(g)	1,064,907
COLT Mortgage Loan Trust, Series 2025-8, Class A1
2,228,534	5.480	08/25/70(a)(b)(g)	2,219,696
COLT Mortgage Loan Trust, Series 2026-2, Class A1
3,294,409	4.832	03/25/71(a)(b)(c)	3,238,618
Connecticut Avenue Securities Trust, Series 2024-R02, Class 1M2 (SOFR + 1.800%)
520,000	5.443	02/25/44(a)(b)(d)	523,906
Cross Mortgage Trust, Series 2025-H5, Class A1
652,546	5.509	07/25/70(a)(b)(c)	650,421

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS CORE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations – (continued)

CSMC, Series 2021-NQM7, Class A1
$2,310,715	1.756%	10/25/66(a)(b)(c)	$1,958,132
EFMT, Series 2025-NQM5, Class A1A
243,746	5.033	11/25/70(a)(b)(g)	240,845
EFMT, Series 2026-NQM4, Class A1A
162,764	5.466	04/25/71(a)(b)(g)	162,122
Ellington Financial Mortgage Trust, Series 2021-2, Class A1
1,234,699	0.931	06/25/66(a)(b)(c)	1,035,284
Ellington Financial Mortgage Trust, Series 2022-1, Class A1
485,895	2.206	01/25/67(a)(b)(c)	425,132
GCAT Trust, Series 2021-NQM5, Class A2
555,708	1.417	07/25/66(a)(b)(c)	460,449
J.P. Morgan Mortgage Trust, Series 2023-DSC2, Class A1
66,788	5.250	11/25/63(a)(b)(c)	65,826
MFA Trust, Series 2025-NQM5, Class A1A
2,060,925	5.186	11/25/70(a)(b)(g)	2,037,266
Morgan Stanley Residential Mortgage Loan Trust, Series 2026- NQM3, Class A1
512,983	5.209	03/25/71(a)(b)(c)	507,397
OBX Trust, Series 2021-NQM4, Class A1
3,700,806	1.957	10/25/61(a)(b)(c)	3,096,582
OBX Trust, Series 2024-NQM14, Class A1
141,539	4.944	09/25/64(a)(b)(g)	140,485
OBX Trust, Series 2024-NQM17, Class A1
248,607	5.610	11/25/64(a)(b)(c)	248,403
OBX Trust, Series 2024-NQM9, Class A1
67,613	6.030	01/25/64(a)(b)(g)	67,763
SG Residential Mortgage Trust, Series 2021-1, Class A1
3,467,071	1.160	07/25/61(a)(b)(c)	2,829,667
Verus Securitization Trust, Series 2025-7, Class A1
1,163,398	5.129	08/25/70(a)(b)(g)	1,151,836

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $32,993,979)			32,467,459

Foreign Corporate Debt – 3.0%
Banks – 0.6%
Banco Santander SA (Spain)
200,000	3.306	06/27/29	191,954
Barclays PLC (United Kingdom)
400,000	4.836	05/09/28(b)	399,350
(US 1 Year CMT T-Note + 3.500%)
200,000	7.437	11/02/33(b)(d)	219,120
Macquarie Group Ltd. (Australia) (SOFR + 1.440%)
37,000	2.691	06/23/32(a)(b)(d)	32,887
Norinchukin Bank (The) (Japan)
431,000	4.683	03/10/31(a)	419,645
Royal Bank of Canada, GMTN (Canada)
215,000	5.000	02/01/33	212,904
UBS Group AG (Switzerland)
(SOFR + 1.730%)
900,000	3.091	05/14/32(a)(b)(d)	816,766
(SOFR + 1.760%)
825,000	5.580	05/09/36(a)(b)(d)	820,458

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Westpac Banking Corp. (Australia) (US 5 Year CMT T-Note + 2.000%)
$50,000	4.110%	07/24/34(b)(d)	$48,483

			3,161,567

Cement – 0.1%
Cemex SAB de CV (Mexico)
280,000	5.750	06/05/36(b)	273,207

Chemicals – 0.2%
OCP SA (Morocco)
1,090,000	6.750	05/02/34(b)	1,130,185

Communications – 0.0%
Videotron Ltd. (Canada)
30,000	5.700	01/15/35(a)(b)	29,369

Consumer Cyclical – 0.2%
1011778 BC ULC / New Red Finance, Inc. (Canada)
31,000	6.125	06/15/29(a)(b)	31,378
10,000	4.000	10/15/30(a)(b)	9,437
Flutter Treasury DAC (United Kingdom)
782,000	5.875	06/04/31(a)(b)	768,777

			809,592

Consumer Noncyclical – 0.5%
BAT Capital Corp. (United Kingdom)
43,000	4.742	03/16/32(b)	42,094
206,000	4.625	03/22/33(b)	197,406
324,000	6.000	02/20/34(b)	334,974
522,000	5.625	08/15/35(b)	525,164
248,000	4.390	08/15/37(b)	220,392
BAT International Finance PLC (United Kingdom)
38,000	4.448	03/16/28(b)	37,855
50,000	5.931	02/02/29(b)	51,251
EMD Finance LLC (Germany)
1,000,000	5.000	10/15/35(a)(b)	959,952
Reynolds American, Inc. (United Kingdom)
422,000	5.700	08/15/35(b)	425,610

			2,794,698

Energy – 0.0%
Enbridge, Inc. (Canada)
6,000	5.700	03/08/33(b)	6,112
183,000	2.500	08/01/33(b)	153,619

			159,731

Financial Company – 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
923,000	3.000	10/29/28(b)	886,755
Avolon Holdings Funding Ltd. (Ireland)
711,000	4.950	10/15/32(a)(b)	685,078
Macquarie Airfinance Holdings Ltd. (United Kingdom)
20,000	5.200	03/27/28(a)(b)	20,053
SMBC Aviation Capital Finance DAC (Ireland)
200,000	5.250	11/26/35(a)(b)	192,147

			1,784,033

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Food and Beverage – 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
$74,000	4.700%	02/01/36(b)	$70,086
Bacardi Ltd. (Bermuda)
100,000	4.700	05/15/28(a)(b)	99,421
Bacardi Ltd. / Bacardi-Martini BV (Bermuda)
294,000	5.900	06/15/43(a)(b)	278,458
JDE Peet’s NV (Netherlands)
225,000	2.250	09/24/31(a)(b)	193,623

			641,588

Metals and Mining – 0.3%
Glencore Finance Canada Ltd. (Australia)
1,130,000	5.550	10/25/42(a)	1,062,097
Glencore Funding LLC (Australia)
230,000	2.850	04/27/31(a)(b)	207,502
206,000	2.625	09/23/31(a)(b)	181,949
50,000	5.673	04/01/35(a)(b)	50,159

			1,501,707

Mining – 0.2%
Vale Overseas Ltd. (Brazil)
845,000	6.400	06/28/54(b)	834,396

Software – 0.0%
Constellation Software, Inc. (Canada)
163,000	5.461	02/16/34(a)(b)	157,980

Technology – 0.2%
NXP BV / NXP Funding LLC / NXP USA, Inc. (Netherlands)
20,000	4.400	06/01/27(b)	19,975
46,000	3.400	05/01/30(b)	43,383
127,000	2.500	05/11/31(b)	112,615
1,077,000	2.650	02/15/32(b)	939,322

			1,115,295

Wireless – 0.0%
Rogers Communications, Inc. (Canada)
20,000	4.500	03/15/42(b)	16,446
21,000	5.450	10/01/43(b)	18,852

			35,298

Wirelines – 0.2%
British Telecommunications Ltd. (United Kingdom)
1,000,000	9.625	12/15/30	1,166,503

TOTAL FOREIGN CORPORATE DEBT (Cost $15,936,021)			15,595,149

Sovereign Debt Obligations – 0.9%
Sovereign – 0.9%
Chile Government International Bond
200,000	3.100	05/07/41(b)	146,969
Eagle Funding Luxco Sarl
500,000	5.500	08/17/30(a)(b)	499,218
Hungary Government International Bond
400,000	5.500	06/16/34	400,219
Hungary Government International Bond, Series 30Y
100,000	7.625	03/29/41	115,626
Mexico Government International Bond
900,000	6.125	02/09/38(b)	866,999
582,000	6.050	01/11/40	550,906

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Sovereign – (continued)
Mexico Government International Bond – (continued)
$20,000	5.550%		01/21/45	$17,526
Peruvian Government International Bond
60,000	5.500		03/30/36(b)	59,330
116,000	2.780		12/01/60(b)	60,979
Republic of Poland Government International Bond, Series 10Y
91,000	5.125		09/18/34(b)	89,478
Republic of Poland Government International Bond, Series 30Y
228,000	5.500		03/18/54(b)	203,745
Romanian Government International Bond
986,000	5.750		03/24/35	937,217
160,000	6.625		05/16/36	159,964
264,000	5.750		07/04/36(a)	247,981
60,000	5.125		06/15/48	47,075
Serbia International Bond
590,000	5.500		05/06/36(a)	563,745

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $5,080,496)				4,966,977

Municipal Bonds – 0.2%
California – 0.1%
California Public Finance Authority RB Children’s Hospital Los
Angeles Series 2026B, Series B
450,000	5.403		11/15/36	439,006

Illinois – 0.1%
State of Illinois
162,500	5.650		12/01/38	163,371

Massachusetts – 0.0%
Massachusetts Development Finance Agency, Series B
130,000	4.571		05/01/45(b)	117,198

New York – 0.0%
New York State Dormitory Authority, Series 1
100,000	4.294		07/01/44(b)	85,617

TOTAL MUNICIPAL BONDS (Cost $817,183)				805,192

U.S. Treasury Obligations – 28.8%
U.S. Treasury Bonds
2,429,000	4.750	(h)	02/15/45	2,292,748
2,448,000	5.000	(h)	05/15/45	2,381,445
10,200,000	4.875	(h)	08/15/45	9,761,719
10,490,000	4.625	(h)	02/15/46	9,704,889
363,000	3.125	(h)	05/15/48	261,644
469,000	2.875	(h)	05/15/49	318,993
77,400	2.375	(h)	11/15/49	47,141
16,470,000	4.250	(h)	08/15/54	14,027,808
16,380,000	4.500	(h)	11/15/54	14,550,047
15,080,000	5.000	(h)	05/15/56	14,538,063
U.S. Treasury Bonds Strips
20,000	–(h)		11/15/53(i)	4,743
U.S. Treasury Notes
17,557,300	3.375	(h)	02/29/28	17,323,431
18,835,000	3.500	(h)	10/15/28	18,509,802
92,000	1.875	(h)	02/28/29	86,602
205,000	4.625	(h)	04/30/29	206,185
1,906,000	2.625	(h)	07/31/29	1,814,274

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS CORE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)

U.S. Treasury Notes – (continued)
$41,370,000	3.875	%(h)	11/30/29	$40,681,577
100,000	1.500	(h)	02/15/30	90,695
224,000	4.000	(h)	02/28/30	220,868
5,422,800	4.250	(h)	03/31/33	5,319,004

TOTAL U.S. TREASURY OBLIGATIONS (Cost $152,290,465)				152,141,678

Shares	Dividend Rate			Value

Investment Company – 0.0%(j)
Goldman Sachs Central Government Fund - Institutional Shares
15,844	3.779%(k)			15,844
(Cost $15,844)

TOTAL INVESTMENTS – 116.1% (Cost $620,185,414)				$613,699,039

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.1)%				(84,975,932)

NET ASSETS – 100.0%				$528,723,107

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity date.
(c)

Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(d)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2026.

(e)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $86,511,961 which represents approximately 16.4% of the Fund’s net assets as of August 31, 2026.

(f)	When-issued security.
(g)	Step coupon.
(h)

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(i)	Zero coupon bond until next reset date.
(j)	Represents an affiliated issuer.
(k)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Index
FHLMC	—Federal Home Loan Mortgage Corp.
GMTN	—Global Medium Term Note
LLC	—Limited Liability Company
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index
TSFR	—Term Secured Overnight Financing Rate
TSFR1M	—1 Month SOFR
TSFR3M	—3 Month SOFR

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At August 31, 2026, the Fund had the following forward sales contracts:

	$		$		$		$		$
Description	Interest Rate		Maturity Date		Settlement Date		Principal Amount		Value

Federal National Mortgage Association		5.000%		TBA-30yr(a)		09/15/56		$(4,000,000)		$(3,858,296)

Total (Proceeds Receivable $3,879,844)										$(3,858,296)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE BOND ETF

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 10 Year Note	170	12/21/26	$18,320,156	$(96,433)
U.S. Treasury 2 Year Note	74	12/31/26	15,191,390	(31,692)
U.S. Treasury Long Bond	11	12/21/26	1,196,594	(8,398)

Total				$(136,523)

Short position contracts:
U.S. Treasury 10 Year Ultra Note	(52)	12/21/26	(5,694,813)	37,749
U.S. Treasury 5 Year Note	(89)	12/31/26	(9,412,445)	15,319
U.S. Treasury Ultra Bond	(11)	12/21/26	(1,212,406)	(2,438)

Total				$50,630

Total Futures Contracts				$(85,893)

SWAP CONTRACTS — At August 31, 2026, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.000%(b)	1 Day SOFR	9/16/2027	USD 1	$(11)	$(9)	$(2)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to August 31, 2026.
(b)	Payments made annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received (Paid) by the Fund	Credit Spread at August 31, 2026(a)	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

ICE CDX Investment Grade Index(b)	1.000%	(2.2359)%	06/20/2030	2,140	$52,042	$34,901	$17,141

ICE CDX Investment Grade Index(b)	1.000%	(2.2480)	12/20/2030	4,577	106,147	85,225	20,922

TOTAL					$158,189	$120,126	$38,063

(a)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

(b)	Payments made quarterly.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS CORPORATE BOND ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 79.2%
Advertising – 0.1%
Lamar Media Corp.
$196,000	5.375%	11/01/33(a)(b)	$190,716

Aerospace & Defense – 3.2%
Boeing Co. (The)
551,000	3.450	11/01/28(a)	535,941
750,000	2.950	02/01/30(a)	701,201
1,150,000	5.150	05/01/30(a)	1,153,309
110,000	3.600	05/01/34(a)	97,258
500,000	6.528	05/01/34(a)	533,075
851,000	3.250	02/01/35(a)	722,497
1,025,000	3.550	03/01/38(a)	833,622
388,000	5.875	02/15/40	384,361
417,000	5.705	05/01/40(a)	410,052
150,000	3.375	06/15/46(a)	101,847
253,000	3.625	03/01/48(a)	174,558
350,000	3.850	11/01/48(a)	248,427
200,000	6.858	05/01/54(a)	214,076
Hexcel Corp.
555,000	5.875	02/26/35(a)	559,627
Howmet Aerospace, Inc.
400,000	4.850	10/15/31(a)	396,153
Moog, Inc.
165,000	5.500	10/15/34(a)(b)	161,170
TransDigm, Inc.
42,000	6.375	05/31/33(a)(b)	42,134
15,000	6.125	07/31/34(a)(b)	14,834

			7,284,142

Banks – 17.9%
American Express Co., Series E
	(US 5 Year CMT T-Note +
2.119%)
460,000	6.450	09/15/74(a)(c)	463,258
Bank of America Corp.
	(TSFR3M + 1.302%)
160,000	3.419	12/20/28(a)(c)	157,464
	(SOFR + 1.630%)
150,000	5.202	04/25/29(a)(c)	151,007
	(SOFR + 2.150%)
1,725,000	2.592	04/29/31(a)(c)	1,583,566
	(SOFR + 0.870%)
2,790,000	4.456	02/06/32(a)(c)	2,710,970
	(SOFR + 1.210%)
340,000	2.572	10/20/32(a)(c)	299,698
	(SOFR + 1.830%)
586,000	4.571	04/27/33(a)(c)	565,623
	(SOFR + 1.738%)
35,000	5.518	10/25/35(a)(c)	34,476
	(US 5 Year CMT T-Note +
1.200%)
2,531,000	2.482	09/21/36(a)(c)	2,184,172
	(SOFR + 1.130%)
690,000	5.045	02/06/37(a)(c)	662,718
Bank of America Corp., MTN
	(TSFR3M + 1.332%)
140,000	3.970	03/05/29(a)(c)	138,364
	(SOFR + 1.530%)
550,000	1.898	07/23/31(a)(c)	488,050

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Bank of America Corp., Series N
	(SOFR + 1.220%)
$350,000	2.651%	03/11/32(a)(c)	$314,388
Capital One Financial Corp.
	(SOFR + 2.600%)
248,000	5.247	07/26/30(a)(c)	249,203
	(SOFR + 1.990%)
585,000	5.884	07/26/35(a)(c)	589,305
	(SOFR + 2.036%)
1,277,000	6.183	01/30/36(a)(c)	1,278,271
	(SOFR + 1.630%)
144,000	5.197	09/11/36(a)(c)	137,238
Citigroup, Inc.
	(SOFR + 1.422%)
394,000	2.976	11/05/30(a)(c)	370,079
	(SOFR + 1.351%)
2,200,000	3.057	01/25/33(a)(c)	1,967,182
	(SOFR + 2.338%)
383,000	6.270	11/17/33(a)(c)	401,563
	(US 5 Year CMT T-Note + 1.730%)
320,000	5.411	09/19/39(a)(c)	309,375
Citizens Financial Group, Inc.
	(SOFR + 2.010%)
482,000	5.841	01/23/30(a)(c)	490,660
	(SOFR + 1.259%)
764,000	5.253	03/05/31(a)(c)	764,627
Fifth Third Bancorp
	(SOFR + 2.340%)
649,000	6.339	07/27/29(a)(c)	666,821
	(SOFR + 1.486%)
60,000	4.895	09/06/30(a)(c)	59,705
	(SOFR + 1.240%)
353,000	5.141	01/29/37(a)(c)	337,728
First Horizon Corp.
	(SOFR + 1.766%)
632,000	5.514	03/07/31(a)(c)	632,321
Huntington Bancshares, Inc.
	(SOFR + 2.020%)
875,000	6.208	08/21/29(a)(c)	895,732
	(SOFR + 1.276%)
250,000	5.272	01/15/31(a)(c)	250,436
	(SOFRINDX + 1.870%)
884,000	5.709	02/02/35(a)(c)	885,472
	(US 5 Year CMT T-Note +
1.700%)
621,000	6.141	11/18/39(a)(c)	621,127
JPMorgan Chase & Co.
	(SOFR + 0.840%)
375,000	4.347	01/22/32(a)(c)	363,085
	(SOFR + 1.680%)
455,000	5.572	04/22/36(a)(c)	456,437
	(SOFR + 1.635%)
900,000	5.576	07/23/36(a)(c)	892,584
	(SOFR + 1.190%)
377,000	4.810	10/22/36(a)(c)	357,344
	(SOFR + 1.300%)
1,951,000	5.193	02/05/37(a)(c)	1,869,921

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	(SOFR + 1.300%) – (continued)
$267,000	6.400%	05/15/38	$285,230
	(TSFR3M + 1.622%)
452,000	3.882	07/24/38(a)(c)	388,498
	(US 5 Year CMT T-Note +
1.250%)
875,000	5.803	07/23/41(a)(c)	864,993
M&T Bank Corp.
	(SOFR + 1.400%)
205,000	5.179	07/08/31(a)(c)	204,766
	(SOFR + 2.260%)
1,161,000	6.082	03/13/32(a)(c)	1,196,086
M&T Bank Corp., MTN
	(SOFR + 1.610%)
1,262,000	5.385	01/16/36(a)(c)	1,229,517
M&T Bank Corp., Series F
	(TSFR3M + 3.782%)
40,000	5.125	05/01/75(a)(c)	39,920
Morgan Stanley
	(SOFR + 1.630%)
492,000	5.449	07/20/29(a)(c)	497,331
	(SOFR + 1.260%)
250,000	5.656	04/18/30(a)(c)	253,830
	(SOFR + 0.950%)
375,000	4.493	01/16/32(a)(c)	363,564
	(SOFR + 2.560%)
50,000	6.342	10/18/33(a)(c)	52,379
	(SOFR + 1.730%)
1,102,000	5.466	01/18/35(a)(c)	1,096,627
	(SOFR + 1.580%)
280,000	5.831	04/19/35(a)(c)	284,740
	(SOFR + 1.360%)
591,000	2.484	09/16/36(a)(c)	507,048
	(US 5 Year CMT T-Note +
2.430%)
345,000	5.948	01/19/38(a)(c)	349,145
82,000	3.971	07/22/38(a)(c)	69,621
Morgan Stanley, MTN
	(SOFR + 1.010%)
464,000	5.652	04/13/28(a)(c)	466,939
	(SOFR + 1.870%)
650,000	5.250	04/21/34(a)(c)	642,438
Morgan Stanley Private Bank NA
	(SOFR + 1.080%)
1,525,000	4.734	07/18/31(a)(c)	1,502,463
Pinnacle Financial Partners, Inc.
	(SOFR + 1.700%)
607,000	5.596	05/19/32(a)(c)	599,641
Regions Financial Corp.
	(SOFR + 1.490%)
1,045,000	5.722	06/06/30(a)(c)	1,062,609
State Street Corp.
	(US 5 Year CMT T-Note +
2.135%)
755,000	6.450	06/15/75(a)(c)	761,479

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Truist Financial Corp., MTN
	(SOFR + 1.368%)
$318,000	4.123%	06/06/28(a)(c)	$316,637
	(SOFR + 1.620%)
101,000	5.435	01/24/30(a)(c)	102,056
	(SOFR + 1.309%)
275,000	5.071	05/20/31(a)(c)	274,318
	(SOFR + 1.922%)
651,000	5.711	01/24/35(a)(c)	655,170
	(SOFR + 1.395%)
1,143,000	4.964	10/23/36(a)(c)	1,083,284
Truist Financial Corp., Series I
	(SOFR + 1.414%)
95,000	5.281	04/23/37(a)(c)	91,753
Wells Fargo & Co.
	(SOFR + 1.340%)
337,000	4.892	09/15/36(a)(c)	321,344
Wells Fargo & Co., MTN
	(TSFR3M + 1.572%)
580,000	3.584	05/22/28(a)(c)	575,875
Wells Fargo & Co., Series GG
	(US 5 Year CMT T-Note +
2.340%)
230,000	6.125	06/15/75(a)(c)	227,926

			40,967,197

Basic Industry – 0.4%
Global Infrastructure Solutions, Inc.
250,000	6.375	07/15/34(a)(b)	251,250
Qnity Electronics, Inc.
255,000	6.250	08/15/33(a)(b)	256,939
Solstice Advanced Materials, Inc.
120,000	5.625	09/30/33(a)(b)	117,830
Valvoline, Inc.
290,000	6.125	08/15/34(a)(b)	289,420

			915,439

Building Materials – 0.8%
Advanced Drainage Systems, Inc.
115,000	5.375	03/01/34(a)(b)	111,707
Core & Main LP
220,000	6.000	07/01/34(a)(b)	219,486
Ferguson Enterprises, Inc.
355,000	4.350	03/15/31(a)	345,274
Griffon Corp.
360,000	6.250	10/01/34(a)(b)	361,561
Installed Building Products, Inc.
265,000	5.625	02/01/34(a)(b)	259,479
QXO Building Products, Inc.
465,000	6.500	07/15/31(a)(b)	470,350
130,000	6.875	07/15/34(a)(b)	131,468

			1,899,325

Capital Goods – 1.5%
AGCO Corp.
650,000	5.800	03/21/34(a)	651,862
CACI International, Inc.
68,000	6.375	06/15/33(a)(b)	68,906
CompoSecure Holdings LLC
60,000	5.625	02/01/33(a)(b)	58,115

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
Esab Corp.
$804,000	6.250%	04/15/29(a)(b)	$814,738
175,000	5.625	04/01/31(a)(b)	174,065
GFL Environmental Holdings U.S., Inc.
395,000	5.625	07/01/31(a)(b)	385,627
Granite Construction, Inc.
185,000	6.375	06/15/34(a)(b)	186,514
Regal Rexnord Corp.
787,000	6.050	04/15/28(a)	800,522
390,000	6.300	02/15/30(a)	401,818

			3,542,167

Communications – 1.0%
Charter Communications Operating LLC / Charter
Communications Operating Capital
720,000	3.750	02/15/28(a)	705,734
150,000	4.200	03/15/28(a)	147,813
News Corp.
1,042,000	3.875	05/15/29(a)(b)	1,006,790
Time Warner Cable LLC
478,000	5.875	11/15/40(a)	414,880

			2,275,217

Consumer Cyclical – 13.1%
7-Eleven, Inc.
482,000	1.800	02/10/31(a)(b)	416,621
190,000	2.500	02/10/41(a)(b)	125,252
AutoNation, Inc.
926,000	4.750	06/01/30(a)	909,008
1,256,000	5.890	03/15/35(a)	1,256,757
Booking Holdings, Inc.
505,000	5.375	05/07/36(a)	496,671
Carnival Corp. Ltd.
385,000	5.875	06/15/31(a)(b)	386,396
700,000	6.125	02/15/33(a)(b)	701,461
Choice Hotels International, Inc.
836,000	3.700	01/15/31(a)	780,850
1,411,000	5.850	08/01/34(a)	1,406,304
Dollar General Corp.
641,000	3.500	04/03/30(a)	606,702
812,000	5.450	07/05/33(a)	812,754
Expedia Group, Inc.
50,000	2.950	03/15/31(a)	45,478
1,557,000	5.400	02/15/35(a)	1,519,560
720,000	5.500	04/15/36(a)	700,038
Experian Finance U.S., Inc.
755,000	5.350	08/24/36(a)(b)	734,056
Ford Motor Credit Co. LLC
1,160,000	5.850	05/17/27(a)	1,167,047
3,330,000	5.420	04/09/31(a)	3,283,894
765,000	6.107	08/15/33(a)	764,204
General Motors Co.
500,000	6.800	10/01/27(a)	509,714
164,000	5.350	04/15/28(a)	165,283
General Motors Financial Co., Inc.
1,376,000	5.350	07/15/27	1,385,199
1,275,000	2.700	08/20/27(a)	1,252,379
531,000	3.850	01/05/28(a)	524,499
1,395,000	6.000	01/09/28(a)	1,415,492

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
General Motors Financial Co., Inc. – (continued)
$804,000	5.850%	04/06/30(a)	$822,417
1,015,000	5.450	07/15/30(a)	1,025,093
191,000	5.750	02/08/31(a)	194,703
18,000	3.100	01/12/32(a)	16,110
235,000	6.400	01/09/33(a)	246,093
136,000	5.450	09/06/34(a)	133,449
Global Payments, Inc.
180,000	4.450	06/01/28(a)	178,307
204,000	5.550	11/15/35(a)	194,704
Hyatt Hotels Corp.
322,000	5.500	06/30/34(a)	320,200
626,000	5.400	12/15/35(a)	606,638
Iron Mountain, Inc.
285,000	6.250	01/15/35(a)(b)	281,780
Marriott International, Inc.
79,000	4.800	03/15/30(a)	78,480
615,000	5.500	04/15/37(a)	603,480
Marriott International, Inc., Series GG
124,000	3.500	10/15/32(a)	112,464
Marriott International, Inc., Series HH
438,000	2.850	04/15/31(a)	397,609
MasTec, Inc.
861,000	5.900	06/15/29(a)	877,902
O’Reilly Automotive, Inc.
280,000	5.100	03/12/36(a)	269,872
RHP Hotel Properties LP / RHP Finance Corp.
20,000	5.750	03/15/34(a)(b)	19,710
Royal Caribbean Cruises Ltd.
380,000	6.250	03/15/32(a)(b)	385,400
74,000	6.000	02/01/33(a)(b)	74,393
370,000	5.550	01/20/34(a)	367,616
848,000	5.375	01/15/36(a)	819,956
205,000	5.250	02/27/38(a)	192,789
Viking Cruises Ltd.
355,000	5.875	10/15/33(a)(b)	351,803

			29,936,587

Consumer Noncyclical – 3.1%
Altria Group, Inc.
631,000	4.800	02/14/29(a)	630,853
574,000	5.250	08/06/35(a)	561,326
Amneal Pharmaceuticals LLC
313,000	6.875	08/01/32(a)(b)	324,698
Cardinal Health, Inc.
603,000	5.000	11/15/29(a)	603,878
29,000	4.500	09/15/30(a)	28,447
574,000	5.450	02/15/34(a)	574,656
300,000	5.350	11/15/34(a)	297,074
Elevance Health, Inc.
125,000	4.600	09/15/32(a)	120,775
GXO Logistics, Inc.
400,000	2.650	07/15/31(a)	353,177
1,070,000	6.500	05/06/34(a)	1,104,828
Kroger Co. (The)
600,000	5.000	09/15/34(a)	579,815
Revvity, Inc.
40,000	1.900	09/15/28(a)	37,726
1,418,000	3.300	09/15/29(a)	1,348,188

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Royalty Pharma PLC
$566,000	5.400%	09/02/34(a)	$560,594

			7,126,035

Distribution & Logistics – 0.1%
WESCO Distribution, Inc.
185,000	5.500	04/15/34(a)(b)	180,490

Distributors – 0.7%
Hyundai Capital America
907,000	5.600	03/30/28(a)(b)	916,401
95,000	4.500	09/18/30(a)(b)	92,362
655,000	4.550	01/08/31(a)(b)	638,212

			1,646,975

Electric – 2.0%
DTE Energy Co.
383,000	4.875	06/01/28(a)	383,696
NextEra Energy Capital Holdings, Inc.
288,000	1.900	06/15/28(a)	274,359
NextEra Energy Capital Holdings, Inc., Series CC
	(US 5 Year CMT T-Note + 1.685%)
185,000	6.625	10/01/66(a)(c)	180,353
Pacific Gas and Electric Co.
187,000	2.100	08/01/27(a)	182,606
54,000	5.000	06/04/28(a)	54,137
355,000	5.250	02/01/32(a)	352,532
98,000	6.950	03/15/34(a)	105,441
200,000	5.800	05/15/34(a)	200,733
19,000	5.700	03/01/35(a)	18,874
45,000	6.000	08/15/35(a)	45,448
315,000	5.200	05/01/36(a)	298,262
265,000	5.600	08/15/36(a)	257,917
375,000	5.850	11/01/36(a)	371,274
Vistra Operations Co. LLC
575,000	4.300	07/15/29(a)(b)	560,387
850,000	5.250	10/15/35(a)(b)	808,400
610,000	5.550	04/30/36(a)(b)	591,511

			4,685,930

Energy – 2.2%
Continental Resources, Inc.
1,125,000	4.375	01/15/28(a)	1,116,800
200,000	5.750	01/15/31(a)(b)	202,532
DBR Land Holdings LLC
160,000	6.250	12/01/30(a)(b)	162,834
Diamondback Energy, Inc.
150,000	6.250	03/15/33(a)	157,428
Energy Transfer LP
596,000	5.150	03/15/45(a)	516,244
Howard Midstream Energy Partners LLC
120,000	6.625	01/15/34(a)(b)	121,030
Kinder Morgan Energy Partners LP
255,000	6.550	09/15/40	267,062
Kodiak Gas Services LLC
120,000	6.750	10/01/35(a)(b)	122,260
Marathon Petroleum Corp.
230,000	3.800	04/01/28(a)	226,859
Occidental Petroleum Corp.
225,000	8.875	07/15/30(a)	250,869

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Occidental Petroleum Corp. – (continued)
$428,000	5.375%	01/01/32(a)	$431,932
158,000	5.550	10/01/34(a)	159,510
765,000	6.450	09/15/36	807,594
ONEOK, Inc.
394,000	4.550	07/15/28(a)	392,412
Sunoco LP
110,000	5.875	03/15/34(a)(b)	108,406
Venture Global Plaquemines LNG LLC
70,000	6.500	06/15/34(a)(b)	72,428

			5,116,200

Financial Company – 2.9%
Aircastle Ltd. / Aircastle Ireland DAC
320,000	5.250	03/15/30(a)(b)	319,246
150,000	5.000	09/15/30(a)(b)	147,920
Ally Financial, Inc.
100,000	2.200	11/02/28(a)	94,422
	(SOFRINDX + 1.960%)
680,000	5.737	05/15/29(a)(c)	686,663
	(SOFR + 3.260%)
751,000	6.992	06/13/29(a)(c)	774,328
Apollo Debt Solutions BDC
96,000	6.550	03/15/32(a)	96,457
Ares Capital Corp.
220,000	5.550	01/15/30(a)	217,875
Aviation Capital Group LLC
435,000	5.375	07/15/29(a)(b)	437,704
310,000	4.875	01/28/33(a)(b)	296,561
Blackstone Private Credit Fund
48,000	5.050	09/10/30(a)	45,976
Blackstone Secured Lending Fund
23,000	5.300	06/30/30(a)	22,322
SLM Corp.
	(SOFRINDX + 2.710%)
45,000	6.495	05/15/32(a)(c)	45,238
Sumisho Air Lease Corp.
1,582,000	3.625	04/01/27(a)	1,573,644
727,000	5.850	12/15/27(a)	736,099
997,000	4.850	03/24/31(a)(b)	975,658
250,000	5.500	03/24/36(a)(b)	243,221

			6,713,334

Food and Beverage – 1.9%
Campbell’s Company (The)
363,000	4.750	03/23/35(a)	331,898
Constellation Brands, Inc.
166,000	3.150	08/01/29(a)	158,138
221,000	4.800	05/01/30(a)	219,215
J M Smucker Co. (The)
402,000	6.200	11/15/33(a)	421,954
Maple Parent Holdings Corp.
1,020,000	5.700	03/26/36(a)(b)	1,003,333
Mars, Inc.
295,000	4.800	03/01/30(a)(b)	293,497
635,000	5.000	03/01/32(a)(b)	630,334
1,001,000	5.700	05/01/55(a)(b)	945,039
Performance Food Group, Inc.
170,000	5.625	03/01/34(a)(b)	165,117

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Food and Beverage – (continued)
Pernod Ricard International Finance LLC
$200,000	1.625%	04/01/31(a)(b)	$171,389

			4,339,914

Healthcare – 6.3%
Augusta SpinCo Corp.
550,000	4.945	03/23/33(a)	538,454
Cigna Group (The)
40,000	3.875	10/15/47(a)	29,260
726,000	4.900	12/15/48(a)	611,950
543,000	3.400	03/15/50(a)	358,169
CVS Health Corp.
660,000	5.700	06/01/34(a)	667,460
150,000	4.875	07/20/35(a)	142,141
1,173,000	5.450	09/15/35(a)	1,157,852
1,753,000	4.780	03/25/38(a)	1,592,681
HCA, Inc.
1,300,000	5.625	09/01/28(a)	1,316,530
1,212,000	3.500	09/01/30(a)	1,143,217
1,238,000	5.500	03/01/32(a)	1,248,786
Insulet Corp.
38,000	6.500	04/01/33(a)(b)	38,578
IQVIA, Inc.
1,270,000	6.250	02/01/29(a)	1,304,618
Medline Borrower LP/Medline Co.-Issuer, Inc.
577,000	6.250	04/01/29(a)(b)	586,250
Solventum Corp.
1,047,000	5.400	03/01/29(a)	1,058,346
1,734,000	5.600	03/23/34(a)	1,740,370
UnitedHealth Group, Inc.
446,000	3.050	05/15/41(a)	324,834
485,000	6.050	02/15/63(a)	469,862

			14,329,358

Insurance – 0.6%
American International Group, Inc.
201,000	4.850	05/07/30(a)	200,394
Arthur J Gallagher & Co.
374,000	5.150	02/15/35(a)	362,934
Corebridge Financial, Inc.
725,000	5.900	08/20/36(a)	727,891
Willis North America, Inc.
117,000	2.950	09/15/29(a)	110,157

			1,401,376

Media Non Cable – 0.0%
Graham Holdings Co.
85,000	5.625	12/01/33(a)(b)	83,185

Metals – 0.4%
Commercial Metals Co.
670,000	5.750	11/15/33(a)(b)	659,135
165,000	6.000	12/15/35(a)(b)	162,935
Steel Dynamics, Inc.
100,000	1.650	10/15/27(a)	96,844

			918,914

REITs and Real Estate – 5.8%
Agree LP
150,000	4.800	10/01/32(a)	145,548
595,000	5.625	06/15/34(a)	597,819

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
REITs and Real Estate – (continued)
Alexandria Real Estate Equities, Inc., Series A
	(US 5 Year CMT T-Note + 2.889%)
$490,000	7.250%	02/15/57(a)(c)	$489,418
American Homes 4 Rent LP
525,000	2.375	07/15/31(a)	459,654
CBRE Services, Inc.
695,000	5.500	04/01/29(a)	704,673
45,000	5.950	08/15/34(a)	45,856
Cousins Properties LP
534,000	5.250	07/15/30(a)	534,057
545,000	5.375	02/15/32(a)	544,605
655,000	4.875	03/01/33(a)	627,060
550,000	5.875	10/01/34(a)	553,997
Essential Properties LP
737,000	5.400	12/01/35(a)	712,967
Essex Portfolio LP
964,000	3.000	01/15/30(a)	903,690
Extra Space Storage LP
250,000	2.550	06/01/31(a)	222,130
534,000	4.950	01/15/33(a)	519,821
GLP Capital LP / GLP Financing II, Inc.
483,000	6.750	12/01/33(a)	500,671
Healthpeak OP LLC
325,000	5.375	02/15/35(a)	319,837
Highwoods Realty LP
82,000	5.350	01/15/33(a)	80,303
1,100,000	7.650	02/01/34(a)	1,206,867
Host Hotels & Resorts LP
925,000	4.250	12/15/28(a)	911,162
563,000	5.700	06/15/32(a)	568,315
Host Hotels & Resorts LP, Series I
123,000	3.500	09/15/30(a)	115,136
Invitation Homes Operating Partnership LP
705,000	2.300	11/15/28(a)	667,221
Kilroy Realty LP
626,000	6.250	01/15/36(a)	620,002
NNN REIT, Inc.
475,000	5.600	10/15/33(a)	479,155
Phillips Edison Grocery Center Operating Partnership I LP
100,000	4.750	03/15/33(a)	95,949
350,000	5.750	07/15/34(a)	353,115
100,000	4.950	01/15/35(a)	95,461
Starwood Property Trust, Inc.
205,000	5.250	10/15/28(a)(b)	203,521
90,000	6.125	06/01/31(a)(b)	90,235

			13,368,245

Software – 6.2%
Fair Isaac Corp.
398,000	6.000	05/15/33(a)(b)	391,322
125,000	6.250	09/15/34(a)(b)	122,393
MSCI, Inc.
350,000	4.000	11/15/29(a)(b)	336,938
300,000	3.875	02/15/31(a)(b)	280,642
528,000	3.625	11/01/31(a)(b)	480,513
1,611,000	3.250	08/15/33(a)(b)	1,396,196
Oracle Corp.
722,000	5.250	02/03/32(a)	693,048

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Software – (continued)
Oracle Corp. – (continued)
$250,000	4.800%	09/26/32(a)	$231,173
1,927,000	5.350	05/04/33(a)	1,814,655
225,000	5.500	08/03/35(a)	206,346
50,000	5.200	09/26/35(a)	44,829
1,315,000	5.700	02/04/36(a)	1,215,876
1,250,000	6.550	02/04/46(a)	1,114,616
625,000	4.000	11/15/47(a)	391,783
295,000	6.900	11/09/52(a)	266,288
726,000	5.375	09/27/54(a)	530,978
Paychex, Inc.
1,052,000	5.100	04/15/30(a)	1,052,446
526,000	5.350	04/15/32(a)	525,852
ROBLOX Corp.
375,000	3.875	05/01/30(a)(b)	353,183
Salesforce, Inc.
1,045,000	4.900	09/15/31(a)	1,031,684
1,484,000	5.550	03/15/36(a)	1,457,426
290,000	6.550	03/15/56(a)	282,629

			14,220,816

Technology – 6.5%
AppLovin Corp.
236,000	5.125	12/01/29(a)	236,379
836,000	5.375	12/01/31(a)	836,347
989,000	5.500	12/01/34(a)	973,172
Beacon Point DC LLC
679,000	6.129	11/30/42(a)(b)	643,667
Big Sky Funding LLC
113,066	5.750	07/20/31(b)	111,147
Black Pearl Compute LLC
450,000	6.125	02/15/31(a)(b)	450,549
Block, Inc.
165,000	6.000	08/15/33(a)(b)	164,756
Broadcom, Inc.
1,404,000	5.200	07/15/35(a)	1,337,681
Compute Financing LLC
2,836,934	5.750	06/15/34	2,791,390
Electronic Arts, Inc.
290,000	2.950	02/15/51(a)	237,216
Fidelity National Information Services, Inc.
665,000	4.800	03/10/31(a)	651,413
Fiserv, Inc.
130,000	5.250	08/11/35(a)	123,862
Intel Corp.
276,000	2.000	08/12/31(a)	237,190
Keysight Technologies, Inc.
273,000	5.350	07/30/30(a)	275,748
Match Group Holdings II LLC
187,000	6.125	09/15/33(a)(b)	184,159
Meridian Arc Holdco LLC
100,000	6.250	04/30/31(a)(b)	95,057
Meta Platforms, Inc.
110,000	4.600	11/15/32(a)	105,606
50,000	4.875	11/15/35(a)	46,816
NetApp, Inc.
426,000	5.500	03/17/32(a)	428,210

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Technology – (continued)
QTS Fayetteville I Dc1-2 LLC / QTS TRS Fayetteville I DC1-2 LLC
$835,000	5.700%	04/15/36(a)(b)	$756,031
Seagate Data Storage Technology Pte Ltd.
128,000	5.875	07/15/30(a)	130,046
Skyworks Solutions, Inc.
400,000	6.250	08/10/36(a)	391,719
SV RNO Property Owner 1 LLC
310,000	5.875	03/01/31(a)(b)	284,462
Synopsys, Inc.
774,000	4.850	04/01/30(a)	769,375
458,000	5.000	04/01/32(a)	452,307
Uber Technologies, Inc.
150,000	4.500	08/15/29(a)(b)	147,991
136,000	4.150	01/15/31(a)	131,305
959,000	4.800	09/15/34(a)	917,440
VMware, Inc.
940,000	1.800	08/15/28(a)	889,585

			14,800,626

Transportation – 1.8%
American Airlines Group, Inc. Pass-Through Trust, Series 2025-1, A
422,000	4.900	05/11/38	400,862
American Airlines Group, Inc. Pass-Through Trust, Series 2025-1, B
280,000	5.650	11/11/34	273,233
Delta Air Lines, Inc.
160,000	4.950	07/10/28(a)	160,252
1,214,000	5.250	07/10/30(a)	1,215,841
Penske Truck Leasing Co. LP / PTL Finance Corp.
350,000	4.400	07/01/27(a)(b)	349,739
860,000	5.875	11/15/27(a)(b)	870,120
721,000	5.250	07/01/29(a)(b)	724,453
United Airlines Holdings, Inc.
37,000	5.375	03/01/31(a)	36,668

			4,031,168

Wireless – 0.7%
AT&T, Inc.
595,000	4.750	05/15/46(a)	477,215
Crown Castle, Inc.
123,000	5.000	01/11/28(a)	123,306
T-Mobile USA, Inc.
35,000	2.875	02/15/31(a)	31,834
225,000	3.500	04/15/31(a)	209,550
211,000	5.050	07/15/33(a)	206,597
472,000	6.700	12/15/33	505,684

			1,554,186

TOTAL CORPORATE OBLIGATIONS (Cost $184,781,664)			181,527,542

Foreign Corporate Debt – 12.3%
Banks – 3.3%
Banco Santander SA (Spain)
800,000	5.565	01/17/30	810,888

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
	(US 1 Year CMT T-Note + 1.600%)
$200,000	3.225%	11/22/32(a)(c)	$179,710
Bank of Montreal, Series J (Canada)
	(SOFR + 1.208%)
180,000	5.298	06/02/37(a)(c)	175,898
Barclays PLC (United Kingdom)
1,580,000	4.836	05/09/28(a)	1,577,430
	(SOFR + 1.080%)
320,000	4.476	11/11/29(a)(c)	316,452
	(SOFR + 1.560%)
250,000	4.942	09/10/30(a)(c)	248,400
	(SOFR + 1.590%)
800,000	5.785	02/25/36(a)(c)	798,142
BPCE SA (France)
255,000	4.625	09/12/28(b)	253,312
HSBC Holdings PLC (United Kingdom)
	(SOFR + 1.470%)
200,000	5.729	08/14/37(a)(c)	198,123
HSBC Holdings PLC, Series 1 (United Kingdom)
	(US 5 Year CMT T-Note + 2.513%)
425,000	6.750	12/31/99(a)(c)	422,024
ING Groep NV (Netherlands)
	(SOFRINDX + 1.440%)
500,000	5.335	03/19/30(a)(c)	504,811
Intesa Sanpaolo SpA (Italy)
	(US 1 Year CMT T-Note + 0.950%)
340,000	5.200	06/29/32(a)(b)(c)	335,611
Macquarie Group Ltd. (Australia)
	(TSFR3M + 1.634%)
305,000	3.763	11/28/28(a)(b)(c)	300,704
Santander UK Group Holdings PLC (United Kingdom)
	(3M USD LIBOR + 1.400%)
205,000	3.823	11/03/28(a)(c)	202,639
UBS Group AG (Switzerland)
	(SOFR + 1.730%)
350,000	3.091	05/14/32(a)(b)(c)	317,631
	(SOFR + 1.290%)
200,000	4.844	11/06/33(a)(b)(c)	193,275
	(SOFR + 1.760%)
705,000	5.580	05/09/36(a)(b)(c)	701,119

			7,536,169

Capital Goods – 0.2%
Tyco Electronics Group SA (Switzerland)
445,000	4.500	02/09/31(a)	436,711

Cement – 0.0%
Cemex SAB de CV (Mexico)
100,000	5.750	06/05/36(a)	97,574

Chemicals – 0.3%
OCP SA (Morocco)
240,000	6.750	05/02/34(a)	248,848
420,000	6.700	03/01/36(a)	430,850

			679,698

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Consumer Noncyclical – 2.3%
BAT Capital Corp. (United Kingdom)
$125,000	3.215%	09/06/26(a)	$125,000
1,375,000	2.259	03/25/28(a)	1,324,282
758,000	5.834	02/20/31(a)	778,725
235,000	4.742	03/16/32(a)	230,051
475,000	4.625	03/22/33(a)	455,183
510,000	5.625	08/15/35(a)	513,092
BAT International Finance PLC (United Kingdom)
1,235,000	5.931	02/02/29(a)	1,265,905
Reynolds American, Inc. (United Kingdom)
588,000	5.700	08/15/35(a)	593,029

			5,285,267

Financial Company – 2.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
1,710,000	6.450	04/15/27(a)	1,728,380
150,000	4.625	10/15/27(a)	149,889
150,000	3.000	10/29/28(a)	144,110
200,000	5.375	12/15/31(a)	200,355
900,000	4.750	01/15/33(a)	864,977
Avolon Holdings Funding Ltd. (Ireland)
525,000	3.250	02/15/27(a)(b)	521,732
590,000	4.950	10/15/32(a)(b)	568,489
Macquarie Airfinance Holdings Ltd. (United Kingdom)
238,000	5.200	03/27/28(a)(b)	238,637
200,000	6.400	03/26/29(a)(b)	205,330
SMBC Aviation Capital Finance DAC (Ireland)
215,000	5.200	07/23/31(a)(b)	213,697
100,000	5.250	11/26/35(a)(b)	96,073

			4,931,669

Food and Beverage – 1.2%
Bacardi Ltd. (Bermuda)
1,882,000	4.700	05/15/28(a)(b)	1,871,103
Bacardi Ltd. / Bacardi-Martini BV (Bermuda)
315,000	5.900	06/15/43(a)(b)	298,348
JDE Peet’s NV (Netherlands)
675,000	2.250	09/24/31(a)(b)	580,868

			2,750,319

Hardware – 0.6%
Kioxia Holdings Corp. (Japan)
628,000	6.250	07/24/30(a)(b)	642,581
732,000	6.625	07/24/33(a)(b)	756,521

			1,399,102

Metals and Mining – 0.4%
Glencore Finance Canada Ltd. (Australia)
275,000	5.550	10/25/42(b)	258,475
Glencore Funding LLC (Australia)
795,000	2.850	04/27/31(a)(b)	717,237

			975,712

Mining – 0.3%
Vale Canada Ltd. (Canada)
245,000	7.200	09/15/32	263,892
Vale Overseas Ltd. (Brazil)
495,000	6.400	06/28/54(a)	488,788

			752,680

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Rental Equipment – 0.1%
Ashtead Capital, Inc. (United Kingdom)
$200,000	2.450%		08/12/31(a)(b)	$175,027

Technology – 0.4%
NXP BV / NXP Funding LLC / NXP USA, Inc. (Netherlands)
421,000	2.650		02/15/32(a)	367,181
254,000	4.850		08/19/32(a)	246,196
350,000	5.000		01/15/33(a)	341,988

				955,365

Wireless – 0.5%
Rogers Communications, Inc. (Canada)
1,237,000	3.800		03/15/32(a)	1,136,672
59,000	4.500		03/15/42(a)	48,514

				1,185,186

Wirelines – 0.5%
British Telecommunications Ltd. (United Kingdom)
908,000	9.625		12/15/30	1,059,185

TOTAL FOREIGN CORPORATE DEBT
(Cost $28,554,948)				28,219,664

Sovereign Debt Obligations – 3.2%

Sovereign – 3.2%
Chile Government International Bond
670,000	3.100		05/07/41(a)	492,345
Hungary Government International Bond
685,000	6.000		09/26/35(b)	700,651
Indonesia Government International Bond
200,000	5.600		01/15/35(a)	200,742
320,000	5.690		05/29/36(a)	320,110
Mexico Government International Bond
455,000	5.625		09/22/35(a)	435,930
540,000	6.000		05/07/36(a)	528,215
400,000	6.250		08/27/37(a)	392,821
290,000	6.125		02/09/38(a)	279,366
450,000	6.050		01/11/40	425,958
200,000	6.750		02/09/56(a)	188,146
Mexico Government International Bond, MTN
792,000	4.750		03/08/44	617,766
Peruvian Government International Bond
773,000	5.500		03/30/36(a)	764,375
Republic of Poland Government International Bond, Series 10Y
725,000	5.125		09/18/34(a)	712,876
Republic of Poland Government International Bond, Series 30Y
385,000	5.500		03/18/54(a)	344,044
Romanian Government International Bond
760,000	3.000		02/14/31(b)	677,656
45,000	6.625		05/16/36(b)	44,990
150,000	6.125		01/22/44	138,467

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $7,446,374)				7,264,458

U.S. Treasury Obligations – 1.0%
U.S. Treasury Notes
1,190,000	4.375	(d)	08/31/31	1,183,678

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)

U.S. Treasury Notes – (continued)
$1,210,000	4.500	%(d)	08/31/33	$1,202,060

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,398,185)				2,385,738

Shares	Description		Dividend Rate	Value

Preferred Stock – 0.1%

Software – 0.1%
4,825	Oracle Corp., Series D		6.50%	225,231
(Cost $216,907)

Shares	Dividend Rate			Value

Investment Company – 0.1%(e)
Goldman Sachs Central Government Fund - Institutional Shares
301,666	3.779%(f)			301,666
(Cost $301,666)

TOTAL INVESTMENTS – 95.9%
(Cost $223,699,744)				$219,924,299

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.1%				9,369,251

NET ASSETS – 100.0%				$229,293,550

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity date.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2026.

(d)

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(e)	Represents an affiliated issuer.
(f)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index
TSFR	—Term Secured Overnight Financing Rate
TSFR3M	—3 Month SOFR

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2026

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:

U.S. Treasury 2 Year Note	8	12/31/26	$1,642,312	$111

U.S. Treasury Long Bond	107	12/21/26	11,639,594	(32,443)

U.S. Treasury Ultra Bond	225	12/21/26	24,799,219	(14,816)

Total				$(47,148)

Short position contracts:

U.S. Treasury 10 Year Note	(161)	12/21/26	(17,350,266)	108,128

U.S. Treasury 10 Year Ultra Note	(21)	12/21/26	(2,299,828)	15,974

U.S. Treasury 5 Year Note	(43)	12/31/26	(4,547,586)	13,300

Total				$137,402

Total Futures Contracts				$90,254

SWAP CONTRACTS — At August 31, 2026, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received (Paid) by the Fund	Credit Spread at August 31, 2026(a)	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
ICE CDX Investment Grade Index(b)	1.000%	(2.0254)%	06/20/2030	3,320	$80,717	$54,148	$26,569
ICE CDX Investment Grade Index(b)	1.000%	(2.1220)	12/20/2030	72,693	1,685,923	1,376,921	309,002
HCA, Inc.(b)	5.000%	(19.4482)	06/20/2031	175	35,808	34,333	1,475
ICE CDX Investment Grade Index(b)	1.000%	(2.1430)	06/20/2031	10,130	237,069	198,379	38,690
TOTAL					$2,039,517	$1,663,781	$375,736

(a)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

(b)	Payments made quarterly.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT BOND ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 29.4%
Agriculture – 0.4%
Bunge Ltd. Finance Corp.
$5,011,000	4.900%	04/21/27(a)	$5,021,878
1,642,000	3.750	09/25/27(a)	1,628,959

			6,650,837

Banks – 11.5%
Bank of America Corp. (SOFR + 1.580%)
7,482,000	4.376	04/27/28(a)(b)	7,471,938
Bank of New York Mellon (The) (SOFR + 0.430%)
1,239,000	4.096	08/24/28(a)(b)	1,239,851
Capital One Financial Corp. (SOFR + 2.440%)
2,030,000	7.149	10/29/27(a)(b)	2,037,916
(SOFR + 0.855%)
6,945,000	1.878	11/02/27(a)(b)	6,912,139
(SOFR + 2.080%)
3,000,000	5.468	02/01/29(a)(b)	3,025,548
Charles Schwab Corp. (The)
1,031,000	2.450	03/03/27(a)	1,021,801
Citibank NA (SOFR + 0.712%)
2,503,000	4.378	11/19/27(a)(b)	2,505,009
5,466,000	4.876	11/19/27(a)(b)	5,473,216
Citigroup Global Markets Holdings, Inc., MTN (SOFR + 0.440%)
2,784,000	4.105	09/10/27(a)(b)	2,775,534
Citigroup, Inc. (SOFR + 1.143%)
4,478,000	4.807	05/07/28(a)(b)	4,494,708
Fifth Third Bank NA (SOFR + 0.810%)
11,789,000	4.474	01/28/28(a)(b)	11,797,015
4,552,000	4.967	01/28/28(a)(b)	4,557,715
HSBC USA, Inc. (SOFR + 0.970%)
1,488,000	4.615	06/03/28(b)	1,496,914
1,967,000	4.650	06/03/28	1,967,063

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Huntington National Bank (The) (SOFR + 0.720%)
$18,639,000	4.871%	04/12/28(a)(b)	$18,655,107
JPMorgan Chase & Co. (SOFR + 0.765%)
13,505,000	1.470	09/22/27(a)(b)	13,483,662
(SOFR + 0.930%)
8,233,000	5.571	04/22/28(a)(b)	8,281,699
(SOFR + 1.560%)
2,497,000	4.323	04/26/28(a)(b)	2,492,278
(SOFR + 1.890%)
2,890,000	2.182	06/01/28(a)(b)	2,838,063
(SOFR + 1.990%)
7,000,000	4.851	07/25/28(a)(b)	7,017,925
(SOFR + 1.015%)
4,325,000	2.069	06/01/29(a)(b)	4,129,584
Morgan Stanley (SOFR + 1.000%)
1,318,000	2.475	01/21/28(a)(b)	1,307,678
(SOFR + 1.610%)
2,401,000	4.210	04/20/28(a)(b)	2,395,089
1,685,000	3.591	07/22/28(a)(b)	1,668,076
Morgan Stanley, Series I (SOFRINDX + 0.850%)
9,663,000	4.507	07/12/29(a)(b)	9,669,742
Morgan Stanley Bank NA (SOFR + 0.685%)
1,552,000	4.343	10/15/27(a)(b)	1,552,574
(SOFR + 0.865%)
4,862,000	5.504	05/26/28(a)(b)	4,892,684
(SOFR + 0.900%)
2,986,000	4.553	01/12/29(a)(b)	2,995,651
Morgan Stanley Private Bank NA (SOFR + 0.770%)
3,198,000	4.422	07/06/28(a)(b)	3,202,027
PNC Financial Services Group, Inc. (The) (SOFRINDX + 1.730%)
6,544,000	6.615	10/20/27(a)(b)	6,561,392
State Street Corp. (SOFR + 0.640%)
1,224,000	4.301	10/22/27(a)(b)	1,226,753

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Sumisho Air Lease Corp.
$3,480,000	3.625%	12/01/27(a)	$3,432,838
Truist Bank (SOFR + 0.770%)
11,656,000	4.433	07/24/28(a)(b)	11,664,072
Wells Fargo & Co. (SOFR + 1.370%)
5,600,000	5.032	04/23/29(a)(b)	5,660,315
Wells Fargo & Co., MTN (SOFR + 1.070%)
17,102,000	4.731	04/22/28(a)(b)	17,161,004

			187,064,580

Brokerage – 1.0%
Jefferies Financial Group, Inc.
6,427,000	4.850	01/15/27	6,427,972
Jefferies Financial Group, Inc., MTN
10,500,000	4.300	02/11/27(a)	10,481,511

			16,909,483

Building Materials – 0.3%
Amrize Finance U.S. LLC
2,791,000	4.700	04/07/28(a)	2,789,699
Holcim U.S. Finance Luxembourg SA
1,185,000	3.500	09/22/26(a)(c)	1,184,258

			3,973,957

Capital Goods – 0.4%
Roper Technologies, Inc.
1,935,000	3.800	12/15/26(a)	1,930,889
Security Capital Group, Inc.
5,000,000	7.500	12/01/27	5,133,917

			7,064,806

Communications – 0.7%
AT&T, Inc. (SOFR + 0.650%)
9,965,000	4.313	08/10/28(b)	9,997,724
Cox Communications, Inc.
2,016,000	3.500	08/15/27(a)(c)	1,993,217

			11,990,941

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – 3.9%
American Honda Finance Corp. (SOFR + 0.900%)
$7,238,000	4.567%	09/01/28(b)	$7,253,149
American Honda Finance Corp., Series A
6,110,000	4.550	04/10/28	6,091,129
General Motors Financial Co., Inc. (SOFR + 1.040%)
6,940,000	4.707	02/26/27(b)	6,948,613
1,058,000	5.400	05/08/27	1,063,775
1,948,000	5.000	07/15/27	1,955,385
7,741,000	6.000	01/09/28(a)	7,854,712
(SOFRINDX + 1.170%)
11,171,000	4.822	04/04/28(b)	11,250,444
Hyundai Capital America
3,015,000	4.300	09/24/27(c)	3,002,856
5,626,000	4.875	11/01/27(c)	5,632,662
1,604,000	1.800	01/10/28(a)(c)	1,540,652
(SOFR + 1.030%)
4,950,000	4.680	09/24/27(b)(c)	4,970,630
Marriott International, Inc.
3,640,000	4.200	07/15/27	3,633,229
Toyota Motor Credit Corp. (SOFR + 0.720%)
2,543,000	4.365	09/05/28(b)	2,553,995

			63,751,231

Consumer Noncyclical – 0.2%
Elevance Health, Inc.
2,353,000	4.500	10/30/26	2,352,797

Distributors – 2.0%
Hyundai Capital America
1,762,000	3.500	11/02/26(a)(c)	1,758,874
3,690,000	4.850	03/25/27(c)	3,693,722
3,284,000	4.875	06/23/27(c)	3,296,227
7,075,000	4.600	04/06/28(c)	7,045,317
(SOFR + 1.500%)
3,162,000	5.153	01/08/27(b)(c)	3,170,687

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Distributors – (continued)
(SOFR + 0.920%)
$3,915,000	4.573%	01/07/28(b)(c)	$3,924,439
(SOFR + 1.070%)
6,159,000	4.718	09/18/28(b)(c)	6,185,032
(SOFR + 0.890%)
4,130,000	4.542	01/08/29(b)(c)	4,129,827

			33,204,125

Electric – 1.1%
DTE Energy Co.
2,268,000	4.950	07/01/27(a)	2,275,242
Eversource Energy
3,916,000	4.600	07/01/27(a)	3,917,976
NextEra Energy Capital Holdings, Inc.
9,616,000	4.685	09/01/27	9,639,658
Southwestern Electric Power Co., Series K
2,560,000	2.750	10/01/26(a)	2,556,015

			18,388,891

Energy – 0.4%
MPLX LP
3,138,000	4.125	03/01/27(a)	3,138,474
ONEOK, Inc.
3,802,000	5.550	11/01/26(a)	3,806,155

			6,944,629

Financial Company – 0.9%
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
9,397,000	4.500	03/15/27(a)(c)	9,365,977
Sumisho Air Lease Corp.
5,340,000	3.625	04/01/27(a)	5,311,794

			14,677,771

Food and Beverage – 0.1%
Constellation Brands, Inc.
1,900,000	3.500	05/09/27(a)	1,888,461

Healthcare – 0.1%
Bio-Rad Laboratories, Inc.
1,853,000	3.300	03/15/27(a)	1,841,224

Industrials – 0.1%
Penske Truck Leasing Co. LP / PTL Finance Corp.
1,337,000	5.350	01/12/27(a)(c)	1,339,516

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Insurance – 3.8%
Corebridge Global Funding (SOFR + 1.300%)
$1,860,000	4.950%	09/25/26(b)(c)	$1,861,080
(SOFR + 0.860%)
3,500,000	4.508	12/15/28(b)(c)	3,476,846
Equitable America Global Funding (SOFR + 0.710%)
1,313,000	4.358	09/15/27(b)(c)	1,313,325
2,000,000	4.650	06/09/28(c)	1,992,051
5,000,000	4.300	12/15/28(c)	4,928,315
Equitable Financial Life Global Funding
185,000	4.600	04/01/27(c)	185,245
Jackson National Life Global Funding
2,470,000	4.900	01/13/27(c)	2,472,370
6,540,000	5.550	07/02/27(c)	6,596,409
(SOFR + 0.970%)
1,988,000	4.625	01/14/28(b)(c)	1,994,069
(SOFR + 0.950%)
10,658,000	4.597	09/12/28(b)(c)	10,667,759
MassMutual Global Funding II (SOFR + 0.660%)
7,828,000	4.321	01/22/29(b)(c)	7,820,433
New York Life Global Funding
2,250,000	4.150	07/25/28(c)	2,228,405
Protective Life Global Funding (SOFR + 0.850%)
10,000,000	4.497	09/11/28(b)(c)	10,009,990
Western-Southern Global Funding
6,994,000	4.380	06/02/27(c)	6,984,865

			62,531,162

Other – 0.2%
Park Avenue Collateralized Notes Co. LLC
3,883,000	4.510	07/20/27	3,888,491

REITs and Real Estate – 0.2%
Digital Realty Trust LP
3,421,000	3.700	08/15/27(a)	3,395,738

Software – 0.8%
Salesforce, Inc.
12,393,000	4.500	03/15/28(a)	12,366,839

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Technology – 1.2%
Dell International LLC / EMC Corp.
$2,214,000	4.900%	10/01/26(a)	$2,213,955
Fidelity National Information Services, Inc.
4,849,000	4.450	03/10/28	4,822,117
Intel Corp.
1,365,000	3.750	03/25/27(a)	1,359,634
Oracle Corp. (SOFRINDX + 1.110%)
11,500,000	4.774	02/04/29(b)	11,385,181

			19,780,887

Transportation – 0.1%
ERAC USA Finance LLC
1,000,000	3.300	12/01/26(a)(c)	997,132

TOTAL CORPORATE OBLIGATIONS (Cost $481,489,933)			481,003,498

Foreign Corporate Debt – 26.8%
Banks – 16.1%
ABN AMRO Bank NV (Netherlands) (US 1 Year CMT T-Note + 1.650%)
3,800,000	6.339	09/18/27(a)(b)(c)	3,805,003
Banco Bilbao Vizcaya Argentaria SA (Spain) (SOFR + 0.880%)
11,000,000	4.524	03/03/29(b)	11,018,706
Banco Bilbao Vizcaya Argentaria SA, Series 1 (Spain) (SOFR + 0.890%)
12,000,000	4.556	09/03/29(b)(d)	12,003,384
Banco Santander SA (Spain)
10,200,000	4.250	04/11/27	10,189,547
4,000,000	5.294	08/18/27	4,029,417
(US 1 Year CMT T-Note + 0.900%)
4,800,000	1.722	09/14/27(a)(b)	4,795,867
(SOFR + 0.990%)
4,400,000	4.642	04/15/29(b)	4,417,267
Bank of Montreal (Canada) (SOFRINDX + 0.750%)
2,250,000	4.062	09/22/28(a)(b)	2,237,680
6,290,000	4.399	09/22/28(a)(b)	6,296,352

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Banks – (continued)
Bank of Nova Scotia (The) (Canada) (SOFR + 1.000%)
$2,575,000	4.645%	09/08/28(a)(b)	$2,585,297
(SOFR + 0.760%)
2,250,000	4.043	09/15/28(a)(b)	2,235,790
Bank of Nova Scotia (The), MTN (Canada) (SOFRINDX + 0.800%)
2,074,000	4.465	08/15/27(b)	2,079,587
Banque Federative du Credit Mutuel SA (France)
785,000	4.753	07/13/27(c)	786,785
(SOFRINDX + 0.820%)
10,872,000	4.472	07/09/29(b)(c)	10,873,457
Barclays PLC (United Kingdom) (SOFR + 1.880%)
3,763,000	6.496	09/13/27(a)(b)	3,765,360
BNP Paribas SA (France)
3,410,000	3.500	11/16/27(c)	3,363,520
Canadian Imperial Bank of Commerce (Canada)
3,078,000	3.450	04/07/27(a)	3,061,405
3,159,000	5.237	06/28/27	3,180,551
(SOFRINDX + 0.600%)
2,246,000	4.243	09/08/28(a)(b)	2,236,726
Cooperatieve Rabobank UA (Netherlands) (US 1 Year CMT T-Note + 0.730%)
3,154,000	1.980	12/15/27(a)(b)(c)	3,130,392
(US 1 Year CMT T-Note + 1.220%)
9,906,000	3.649	04/06/28(a)(b)(c)	9,850,121
Deutsche Bank AG (Germany) (SOFR + 1.219%)
11,079,000	4.884	11/16/27(a)(b)	11,089,273
(SOFR + 1.318%)
3,416,000	2.552	01/07/28(a)(b)	3,390,399
Federation des Caisses Desjardins du Quebec (Canada)
4,738,000	4.505	05/26/28(c)	4,714,699
HSBC Holdings PLC (United Kingdom) (SOFR + 1.040%)
6,907,000	4.706	11/19/28(a)(b)	6,934,691

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
ING Groep NV (Netherlands) (SOFR + 1.560%)
$4,644,000	6.083%	09/11/27(a)(b)	$4,646,338
Intesa Sanpaolo SpA (Italy)
4,515,000	3.875	07/14/27(c)	4,494,490
Lloyds Banking Group PLC (United Kingdom) (SOFRINDX + 1.060%)
1,796,000	4.726	11/26/28(a)(b)	1,804,699
National Bank of Canada, MTN (Canada) (SOFR + 0.770%)
4,327,000	4.429	01/20/29(a)(b)	4,333,712
Nationwide Building Society (United Kingdom) (SOFR + 1.910%)
2,030,000	6.557	10/18/27(a)(b)(c)	2,035,369
Natwest Markets PLC (United Kingdom)
1,448,000	1.600	09/29/26(c)	1,445,119
NatWest Markets PLC (United Kingdom) (SOFR + 0.950%)
4,603,000	4.598	03/21/28(b)(c)	4,628,017
(SOFR + 0.800%)
10,542,000	4.463	11/06/28(b)(c)	10,560,958
(SOFR + 1.140%)
11,627,000	4.805	05/17/29(b)(c)	11,719,829
Royal Bank of Canada, GMTN (Canada) (SOFRINDX + 0.720%)
2,950,000	4.379	10/18/27(a)(b)	2,951,099
Santander UK Group Holdings PLC (United Kingdom) (SOFR + 1.220%)
3,421,000	2.469	01/11/28(a)(b)	3,392,694
Societe Generale SA (France) (SOFR + 1.100%)
10,095,000	4.766	02/19/27(b)(c)	10,125,233
11,060,000	5.250	02/19/27(c)	11,098,005
Standard Chartered PLC (United Kingdom) (SOFR + 1.170%)
2,416,000	4.835	05/14/28(a)(b)(c)	2,425,210
Sumitomo Mitsui Financial Group, Inc. (Japan) (SOFR + 0.760%)
4,321,000	4.408	01/15/29(b)	4,316,890
Sumitomo Mitsui Trust Bank Ltd. (Japan) (SOFR + 0.750%)
3,009,000	4.394	09/11/28(b)(c)	3,018,698

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
(SOFR + 0.710%)
$10,962,000	4.366%	09/04/29(b)(c)(d)	$10,962,233
Toronto-Dominion Bank (The) (Canada) (SOFR + 0.820%)
3,142,000	4.483	01/31/28(b)	3,155,371
(SOFR + 0.750%)
5,086,000	4.403	10/13/28(b)	5,099,104
Toronto-Dominion Bank (The), GMTN (Canada)
1,368,000	4.980	04/05/27	1,372,741
UBS Group AG (Switzerland) (US 1 Year CMT T-Note + 1.600%)
3,544,000	6.327	12/22/27(a)(b)(c)	3,561,538
14,127,000	4.282	01/09/28(a)(c)	14,067,175
(3M USD LIBOR + 1.410%)
2,000,000	3.869	01/12/29(a)(b)(c)	1,976,926
UniCredit SpA (Italy)
5,755,000	4.625	04/12/27(c)	5,759,926
Westpac New Zealand Ltd. (New Zealand)
2,288,000	5.132	02/26/27(c)	2,295,085

			263,317,735

Basic Industry – 0.5%
Yara International ASA (Brazil)
7,000,000	4.750	06/01/28(a)(c)	6,978,798

Communications – 0.8%
NTT Finance Corp. (Japan) (SOFR + 0.830%)
13,273,000	4.475	06/20/29(b)(c)	13,266,096

Consumer Cyclical – 3.6%
BMW U.S. Capital LLC (Germany)
7,000,000	4.300	03/17/28(c)	6,955,206
(SOFRINDX + 0.920%)
4,460,000	4.568	03/21/28(b)(c)	4,486,660
(SOFRINDX + 0.800%)
10,750,000	4.463	08/06/29(b)(c)	10,753,308
Mercedes-Benz Finance North America LLC (Germany)
12,188,000	4.125	03/10/28(c)	12,070,457
(SOFR + 0.660%)
9,920,000	4.324	08/04/28(b)(c)	9,924,368

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Consumer Cyclical – (continued)
Volkswagen Group of America Finance LLC (Germany)
$12,225,000	4.850%	08/15/27(c)	$12,264,885
2,838,000	4.450	09/11/27(c)	2,834,060

			59,288,944

Consumer Noncyclical – 1.0%
BAT Capital Corp. (United Kingdom)
7,877,000	3.557	08/15/27(a)	7,812,585
Element Fleet Management Corp. (Canada)
8,381,000	5.643	03/13/27(a)(c)	8,414,211

			16,226,796

Distributors – 1.7%
Daimler Truck Finance North America LLC (Germany)
1,468,000	3.650	04/07/27(c)	1,460,141
3,933,000	4.300	08/12/27(c)	3,927,245
	(SOFR + 0.960%)
15,399,000	4.609	09/25/27(b)(c)	15,458,735
	(SOFR + 0.840%)
7,247,000	4.493	01/13/28(b)(c)	7,265,060

			28,111,181

Electric – 0.2%
ENEL Finance International NV (Italy)
2,857,000	3.625	05/25/27(c)	2,835,056

Energy – 0.1%
Var Energi ASA (Norway)
1,575,000	5.000	05/18/27(a)(c)	1,577,870

Financial Company – 1.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
5,868,000	6.100	01/15/27(a)	5,898,027
1,000,000	5.750	06/06/28(a)	1,015,094
16,143,000	3.000	10/29/28(a)	15,509,090
SMBC Aviation Capital Finance DAC (Ireland)
2,521,000	1.900	10/15/26(a)(c)	2,513,567

			24,935,778

Metals and Mining – 0.6%
Glencore Funding LLC (Australia) (SOFRINDX + 0.750%)
10,191,000	4.402	10/01/26(b)(c)	10,193,023

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Wireless – 0.7%
NTT Finance Corp. (Japan)
$11,293,000	4.567%	07/16/27(c)	$11,285,155

TOTAL FOREIGN CORPORATE DEBT (Cost $438,396,984)			438,016,432

Asset- Backed Securities – 15.7%

Collateralized Loan Obligations – 14.6%
AB BSL CLO 3 Ltd., Series 2021-3A, Class A1R (TSFR3M + 1.250%)
5,000,000	4.979	04/20/38(b)(c)	5,005,390
AGL CLO 16 Ltd., Series 2021-16A, Class AR (TSFR3M + 0.950%)
2,270,000	4.679	01/20/35(b)(c)	2,271,512
AGL Core CLO 31 Ltd., Series 2024-31A, Class A (TSFR3M + 1.400%)
8,500,000	5.129	07/20/37(b)(c)	8,509,239
Allegro CLO XII Ltd., Series 2020-1A, Class A1R2 (TSFR3M + 1.240%)
5,250,000	4.969	07/21/37(b)(c)	5,257,350
AMMC CLO 34 Ltd., Series 2026-34A, Class A1 (TSFR3M + 1.240%)
5,440,000	–	10/15/39(b)(c)(d)(e)	5,440,000
ARES LI CLO Ltd., Series 2019-51A, Class A1R2 (TSFR3M + 1.360%)
3,100,000	5.113	10/15/37(b)(c)	3,104,647
Bain Capital Credit CLO Ltd., Series 2020-4A, Class A1RR (TSFR3M + 1.150%)
2,790,000	4.879	10/20/36(b)(c)	2,789,894
Benefit Street Partners CLO XV Ltd., Series 2018-15A, Class A1R2 (TSFR3M + 1.220%)
876,000	4.973	07/15/37(b)(c)	876,350
Birch Grove CLO 10 Ltd., Series 2024-10A, Class A (TSFR3M + 1.390%)
5,900,000	5.123	01/22/38(b)(c)	5,909,717
Bryant Park Funding Ltd., Series 2024-24A, Class A1 (TSFR3M + 1.400%)
7,500,000	5.153	10/15/37(b)(c)	7,507,327
CarVal CLO II Ltd., Series 2019-1A, Class AR2 (TSFR3M + 1.020%)
1,682,273	4.749	04/20/32(b)(c)	1,682,650
CarVal CLO IX-C Ltd., Series 2024-1A, Class AR (TSFR3M + 1.320%)
1,670,000	5.049	04/20/37(b)(c)	1,674,896

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
CBAM Ltd., Series 2018-5A, Class A1R (TSFR3M + 1.340%)
$1,880,000	5.090%	10/17/38(b)(c)	$1,883,760
Cedar Funding V CLO Ltd., Series 2016-5A, Class XR2 (TSFR3M + 1.000%)
3,789,474	4.750	01/17/39(b)(c)	3,786,207
Diameter Capital CLO 3 Ltd., Series 2022-3A, Class A1R (TSFR3M + 1.330%)
5,025,000	5.083	01/15/38(b)(c)	5,033,176
Dryden 104 CLO Ltd., Series 2022-104A, Class A1R (TSFR3M + 1.290%)
7,316,000	5.023	08/20/34(b)(c)	7,320,419
Dryden 106 CLO Ltd., Series 2022-106A, Class A1R (TSFR3M + 1.360%)
11,100,000	5.113	10/15/37(b)(c)	11,116,284
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR3 (TSFR3M + 1.070%)
3,826,320	4.799	04/20/34(b)(c)	3,828,604
Dryden 76 CLO Ltd., Series 2019-76A, Class A1R2 (TSFR3M + 1.370%)
10,000,000	5.123	10/15/37(b)(c)	10,016,120
Dryden 80 CLO Ltd., Series 2019-80A, Class ARR (TSFR3M + 0.950%)
6,631,898	4.700	01/17/33(b)(c)	6,634,684
Dryden 97 CLO Ltd., Series 2022-97A, Class XR (TSFR3M + 1.050%)
4,250,000	4.779	10/20/38(b)(c)	4,256,252
Dryden 98 CLO Ltd., Series 2022-98A, Class AR (TSFR3M + 1.020%)
5,870,000	4.749	04/20/35(b)(c)	5,872,301
Elmwood CLO IV Ltd., Series 2020-1A, Class ARR (TSFR3M + 1.250%)
3,700,000	4.979	04/18/37(b)(c)	3,707,692
Fort Greene Park CLO LLC, Series 2025-2A, Class AR (TSFR3M + 0.950%)
5,436,119	4.683	04/22/34(b)(c)	5,440,859
Golub Capital Partners CLO 53B Ltd., Series 2021-53A, Class AR (TSFR3M + 0.980%)
1,500,000	4.709	07/20/34(b)(c)	1,500,150
Invesco U.S. CLO Ltd., Series 2024-4A, Class A1 (TSFR3M + 1.330%)
2,000,000	5.083	01/15/38(b)(c)	2,005,484
Invesco CLO Ltd., Series 2022-2A, Class A1R (TSFR3M + 1.150%)
4,900,000	4.879	07/20/35(b)(c)	4,903,631

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
KKR CLO 46 Ltd., Series 2023-46A, Class AR (TSFR3M + 1.400%)
$7,800,000	5.129%	10/20/37(b)(c)	$7,811,521
KKR CLO 47 Ltd., Series 2024-47A, Class A (TSFR3M + 1.370%)
8,000,000	5.123	01/15/38(b)(c)	8,008,000
KKR CLO 59 Ltd., Series 2025-59A, Class A1 (TSFR3M + 1.240%)
7,550,000	4.993	01/15/39(b)(c)	7,555,368
Madison Park Funding LX Ltd., Series 2022-60A, Class A1R (TSFR3M + 1.370%)
8,000,000	5.180	10/25/37(b)(c)	8,006,448
Menlo CLO I Ltd., Series 2024-1A, Class A1 (TSFR3M + 1.420%)
2,110,000	5.149	01/20/38(b)(c)	2,112,306
Mountain View CLO XX Ltd., Series 2026-1A, Class A1 (TSFR3M + 1.270%)
7,100,000	–	10/17/39(a)(b)(c)(d)(e)	7,100,036
Neuberger Berman Loan Advisers CLO 36R Ltd., Series 2020-36RA, Class A (TSFR3M + 1.270%)
10,375,000	4.999	07/20/39(b)(c)	10,395,584
Neuberger Berman Loan Advisers CLO 51 Ltd., Series 2022-51A, Class AR2 (TSFR3M + 1.000%)
5,560,000	4.752	10/23/36(b)(c)	5,562,268
Oaktree CLO Ltd., Series 2019-4A, Class AR3 (TSFR3M + 1.230%)
3,750,000	4.959	07/20/37(b)(c)	3,751,624
OCP CLO Ltd., Series 2024-34A, Class A1 (TSFR3M + 1.360%)
6,075,000	5.113	10/15/37(b)(c)	6,075,000
Palmer Square CLO Ltd., Series 2024-2A, Class A1R (TSFR3M + 1.220%)
7,740,000	4.968	07/20/38(b)(c)	7,763,847
Park Blue CLO Ltd., Series 2025-9A, Class A1 (TSFR3M + 1.350%)
4,450,000	5.079	10/20/38(b)(c)	4,455,220
RAD CLO 27 Ltd., Series 2024-27A, Class A1 (TSFR3M + 1.320%)
1,830,000	5.073	01/15/38(b)(c)	1,833,202
Regatta X Funding Ltd., Series 2017-3A, Class AR2 (TSFR3M + 1.230%)
8,420,000	5.036	07/17/37(b)(c)	8,423,351
Sculptor CLO XXVIII Ltd., Series 28A, Class AR (TSFR3M + 1.060%)
7,000,000	4.789	01/20/35(b)(c)	7,003,829
Sycamore Tree CLO Ltd., Series 2023-3A, Class A1R2 (TSFR3M + 1.260%)
3,575,000	4.989	04/20/37(b)(c)	3,580,548

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Symphony CLO 52 Ltd., Series 2025-52A, Class AR (TSFR3M + 1.150%)
$5,975,000	4.815%	01/20/36(b)(c)	$5,983,831
Venture 34 CLO Ltd., Series 2018-34A, Class AR (TSFR3M + 1.280%)
351,179	5.033	10/15/31(b)(c)	351,377
Vibrant CLO XVI Ltd., Series 2023-16A, Class A1A2 (TSFR3M + 1.250%)
5,200,000	5.003	07/15/36(b)(c)	5,200,822

			238,308,777

Diversified Financial Services – 1.1%
American Express Credit Account Master Trust, Series 2025-2, Class A
2,750,000	4.280	04/15/30(a)	2,741,305
Chase Auto Owner Trust, Series 2024-5A, Class A3
1,377,688	4.180	08/27/29(c)	1,376,157
Exeter Automobile Receivables Trust, Series 2025-3A, Class A3
1,088,915	4.780	07/16/29	1,091,121
Ford Credit Auto Lease Trust, Series 2024-B, Class A3
634,374	4.990	12/15/27	635,116
Hyundai Auto Receivables Trust, Series 2024-B, Class A3
1,353,710	4.840	03/15/29	1,357,719
Nelnet Student Loan Trust, Series 2016-1A, Class A (SOFR + 0.914%)
144,879	4.558	09/25/65(b)(c)	144,612
Rhode Island Student Loan Authority, Series 2012-1, Class A1 (SOFR + 1.014%)
138,243	4.660	07/01/31(b)	138,177
Santander Drive Auto Receivables Trust, Series 2024-4, Class A3
429,139	4.850	01/16/29	429,321
Santander Drive Auto Receivables Trust, Series 2025-1, Class A3
458,558	4.740	01/16/29	458,891
SFS Auto Receivables Securitization Trust, Series 2026-1A, Class A3
6,200,000	3.960	07/21/31(c)	6,111,080
Toyota Auto Receivables Owner Trust, Series 2022-D, Class A3
74,544	5.300	09/15/27	74,594
Toyota Auto Receivables Owner Trust, Series 2023-B, Class A3
501,077	4.710	02/15/28	501,714
Toyota Auto Receivables Owner Trust, Series 2024-C, Class A3
1,449,449	4.880	03/15/29	1,454,134
Toyota Lease Owner Trust, Series 2024-B, Class A3
749,784	4.210	09/20/27(c)	749,903

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
Diversified Financial Services – (continued)
Volkswagen Auto Loan Enhanced Trust, Series 2024-1, Class A2A
$22,757	4.650%	11/22/27	$22,753
Westlake Automobile Receivables Trust, Series 2025-2A, Class A2A
692,730	4.660	09/15/28(c)	693,364
World Omni Auto Receivables Trust, Series 2023-C, Class A3
586,601	5.150	11/15/28	588,109

			18,568,070

TOTAL ASSET- BACKED SECURITIES (Cost $256,977,147)			256,876,847

Mortgage-Backed Securities – 5.0%
BANK, Series 2021-BN37, Class ASB
7,775,000	2.487	11/15/64	7,315,666
BANK5, Series 2023-5YR2, Class A3
6,750,000	6.656	07/15/56(b)	6,906,131
BBCMS Mortgage Trust, Series 2018-C2, Class ASB
219,288	4.236	12/15/51	217,948
BMARK, Series 2023-V4, Class A3
4,450,000	6.841	11/15/56(b)	4,571,041
BMO Mortgage Trust, Series 2024-5C3, Class A3
4,450,000	5.739	02/15/57	4,498,756
BX Commercial Mortgage Trust, Series 2024-XL5, Class A (TSFR1M + 1.392%)
4,164,868	5.031	03/15/41(b)(c)	4,173,978
BX Trust, Series 2024-BIO, Class A (TSFR1M + 1.642%)
2,412,000	5.281	02/15/41(b)(c)	2,399,970
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A
3,150,000	6.015	06/12/40(b)(c)	3,177,706
Federal Home Loan Mortgage Corporation
6,695,580	6.500	06/01/54	6,979,909
FHLMC REMIC, Series 2003-2682, Class FB (SOFR + 1.014%)
75,421	4.651	10/15/33(b)	75,800
FHLMC REMIC, Series 2003-2711, Class FA (SOFR + 1.114%)
76,184	4.751	11/15/33(b)	76,854
FHLMC REMIC, Series 2005-3033, Class FG (SOFR + 0.464%)
244,081	4.101	09/15/35(b)	242,556

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
FHLMC REMIC, Series 2007-3298, Class FC (SOFR + 0.534%)
$39,424	4.171%	04/15/37(b)	$39,091
FHLMC REMIC, Series 2007-3314, Class FC (SOFR + 0.514%)
13,351	4.151	12/15/36(b)	13,240
FHLMC REMIC, Series 2007-3316, Class FB (SOFR + 0.414%)
319,881	4.051	08/15/35(b)	317,782
FHLMC REMIC, Series 2007-3371, Class FA (SOFR + 0.714%)
64,407	4.351	09/15/37(b)	64,367
FHLMC REMIC, Series 2009-3593, Class CF (SOFR + 0.714%)
718,843	4.351	02/15/36(b)	718,347
FHLMC REMIC, Series 2012-4040, Class FW (SOFR + 0.484%)
167,175	4.121	05/15/32(b)	167,441
FHLMC REMIC, Series 2012-4057, Class FE (SOFR + 0.564%)
511,625	4.201	06/15/42(b)	507,649
FHLMC REMIC, Series 2012-4068, Class UF (SOFR + 0.614%)
124,900	4.251	06/15/42(b)	123,983
FHLMC REMIC, Series 2012-4098, Class MF (SOFR + 0.414%)
47,976	4.051	11/15/41(b)	47,875
FHLMC REMIC, Series 2012-4107, Class MF (SOFR + 0.514%)
1,078,840	4.151	09/15/42(b)	1,066,955
FHLMC REMIC, Series 2012-4126, Class GF (SOFR + 0.514%)
1,627,086	4.151	11/15/42(b)	1,611,874
FHLMC REMIC, Series 2013-4203, Class QF (SOFR + 0.364%)
652,897	4.001	05/15/43(b)	647,133
FHLMC REMIC, Series 2013-4215, Class NF (SOFR + 0.464%)
500,687	4.101	06/15/43(b)	490,692
FHLMC REMIC, Series 2013-4248, Class FL (SOFR + 0.564%)
42,733	4.201	05/15/41(b)	42,589

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
FHLMC REMIC, Series 2013-4263, Class FB (SOFR + 0.514%)
$31,822	4.151%	11/15/43(b)	$31,612
FHLMC REMIC, Series 2013-4272, Class FD (SOFR + 0.464%)
30,561	4.101	11/15/43(b)	30,397
FHLMC REMIC, Series 2018-4787, Class ZS
515,736	5.000	07/01/48	507,809
FHLMC REMIC, Series 2018-4818, Class FC (SOFR + 0.414%)
147,421	4.051	04/15/48(b)	142,933
FHLMC REMIC, Series 2018-4852, Class BF (SOFR + 0.514%)
985,403	4.151	12/15/48(b)	964,314
FHLMC REMIC, Series 2019-4897, Class F (SOFR + 0.514%)
703,079	4.151	07/15/49(b)	695,779
FHLMC REMIC, Series 2019-4903, Class F (SOFR + 0.564%)
116,455	4.201	09/15/48(b)	113,830
FHLMC REMIC, Series 2019-4906, Class NF (SOFR + 0.514%)
765,654	4.147	03/15/38(b)	749,253
FHLMC REMIC, Series 2019-4942, Class FA (SOFR + 0.614%)
727,794	4.258	01/25/50(b)	717,096
FHLMC REMIC, Series 2020-5002, Class FJ (SOFR + 0.514%)
129,945	4.158	07/25/50(b)	127,865
FHLMC STRIPS, Series 2006-239, Class F22 (SOFR + 0.464%)
102,236	4.101	08/15/36(b)	101,533
FHLMC STRIPS, Series 2006-239, Class F30 (SOFR + 0.414%)
255,588	4.051	08/15/36(b)	253,556
FNMA REMIC, Series 2002-53, Class FY (SOFR + 0.614%)
92,139	4.258	08/25/32(b)	92,217
FNMA REMIC, Series 2004-54, Class FL (SOFR + 0.514%)
27,819	4.158	07/25/34(b)	27,831
FNMA REMIC, Series 2004-54, Class FN (SOFR + 0.564%)
123,666	4.208	07/25/34(b)	123,825

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
FNMA REMIC, Series 2005-120, Class FE (SOFR + 0.634%)
$206,168	4.278%	01/25/36(b)	$205,783
FNMA REMIC, Series 2005-87, Class FE (SOFR + 0.564%)
206,629	4.208	10/25/35(b)	206,262
FNMA REMIC, Series 2006-110, Class AF (SOFR + 0.444%)
1,218,795	4.088	11/25/36(b)	1,209,901
FNMA REMIC, Series 2006-16, Class FC (SOFR + 0.414%)
37,017	4.058	03/25/36(b)	36,834
FNMA REMIC, Series 2006-36, Class FB (SOFR + 0.414%)
29,838	4.058	05/25/36(b)	29,590
FNMA REMIC, Series 2006-42, Class PF (SOFR + 0.524%)
43,176	4.168	06/25/36(b)	43,085
FNMA REMIC, Series 2006-44, Class FP (SOFR + 0.514%)
488,182	4.158	06/25/36(b)	486,252
FNMA REMIC, Series 2006-61, Class FD (SOFR + 0.474%)
75,995	4.118	07/25/36(b)	75,535
FNMA REMIC, Series 2006-79, Class DF (SOFR + 0.464%)
183,436	4.108	08/25/36(b)	182,835
FNMA REMIC, Series 2006-88, Class AF (SOFR + 0.574%)
218,694	4.218	09/25/36(b)	218,230
FNMA REMIC, Series 2007-35, Class PF (SOFR + 0.364%)
36,435	4.008	04/25/37(b)	36,054
FNMA REMIC, Series 2007-67, Class FB (SOFR + 0.434%)
62,602	4.078	07/25/37(b)	62,101
FNMA REMIC, Series 2008-1, Class CF (SOFR + 0.814%)
35,197	4.458	02/25/38(b)	35,351
FNMA REMIC, Series 2009-110, Class FG (SOFR + 0.864%)
85,183	4.508	01/25/40(b)	85,747

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
FNMA REMIC, Series 2010-113, Class FA (SOFR + 0.514%)
$71,655	4.158%	10/25/40(b)	$71,529
FNMA REMIC, Series 2010-116, Class FE (SOFR + 0.514%)
93,875	4.158	10/25/40(b)	93,544
FNMA REMIC, Series 2010-141, Class FB (SOFR + 0.584%)
63,708	4.228	12/25/40(b)	63,515
FNMA REMIC, Series 2010-15, Class FJ (SOFR + 1.044%)
176,197	4.688	06/25/36(b)	177,803
FNMA REMIC, Series 2010-39, Class FE (SOFR + 0.884%)
294,154	4.528	06/25/37(b)	295,318
FNMA REMIC, Series 2010-39, Class FG (SOFR + 1.034%)
136,086	4.678	03/25/36(b)	137,501
FNMA REMIC, Series 2010-46, Class WF (SOFR + 0.864%)
1,052,818	4.508	05/25/40(b)	1,054,979
FNMA REMIC, Series 2010-49, Class FB (SOFR + 0.864%)
90,129	4.508	05/25/40(b)	90,493
FNMA REMIC, Series 2010-59, Class FN (SOFR + 0.844%)
1,092,784	4.488	06/25/40(b)	1,097,147
FNMA REMIC, Series 2011-53, Class FT (SOFR + 0.694%)
84,106	4.338	06/25/41(b)	83,712
FNMA REMIC, Series 2011-87, Class FJ (SOFR + 0.664%)
95,183	4.308	09/25/41(b)	94,458
FNMA REMIC, Series 2012-101, Class FC (SOFR + 0.614%)
84,294	4.258	09/25/42(b)	83,034
FNMA REMIC, Series 2012-14, Class BF (SOFR + 0.714%)
384,658	4.358	03/25/42(b)	382,347
FNMA REMIC, Series 2012-37, Class BF (SOFR + 0.614%)
88,841	4.258	12/25/35(b)	88,464

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)

FNMA REMIC, Series 2013-10, Class KF (SOFR + 0.414%)
$56,134	4.058%	02/25/43(b)	$55,476
FNMA REMIC, Series 2013-130, Class FB (SOFR + 0.564%)
61,698	4.208	01/25/44(b)	61,365
FNMA REMIC, Series 2013-19, Class DF (SOFR + 0.414%)
155,105	4.058	09/25/41(b)	154,842
FNMA REMIC, Series 2013-2, Class QF (SOFR + 0.614%)
37,604	4.258	02/25/43(b)	37,276
FNMA REMIC, Series 2014-17, Class FE (SOFR + 0.664%)
551,343	4.308	04/25/44(b)	544,553
FNMA REMIC, Series 2014-28, Class FD (SOFR + 0.564%)
1,057,116	4.208	05/25/44(b)	1,051,316
FNMA REMIC, Series 2014-47, Class AF (SOFR + 0.464%)
179,904	4.097	08/25/44(b)	178,966
FNMA REMIC, Series 2015-27, Class KF (SOFR + 0.414%)
36,715	4.058	05/25/45(b)	36,404
FNMA REMIC, Series 2015-87, Class BF (SOFR + 0.414%)
214,265	4.058	12/25/45(b)	211,397
FNMA REMIC, Series 2016-49, Class EF (SOFR + 0.514%)
473,408	4.158	08/25/46(b)	470,031
FNMA REMIC, Series 2017-16, Class FA (SOFR + 0.564%)
519,165	4.208	03/25/47(b)	509,195
FNMA REMIC, Series 2017-91, Class GF (SOFR + 0.464%)
1,258,901	4.108	11/25/47(b)	1,228,662
FNMA REMIC, Series 2018-15, Class JF (SOFR + 0.414%)
678,878	4.058	03/25/48(b)	662,845
FNMA REMIC, Series 2018-3385, Class MA
605,934	4.500	06/01/48	578,117
FNMA REMIC, Series 2019-41, Class FM (SOFR + 0.564%)
790,347	4.208	08/25/49(b)	778,028

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)

FNMA REMIC, Series 2019-6, Class KF (SOFR + 0.564%)
$1,198,094	4.208%	03/25/49(b)	$1,182,673
Government National Mortgage Association, Series 2004-59, Class FP (TSFR1M + 0.414%)
200,850	4.054	08/16/34(b)	201,043
Government National Mortgage Association, Series 2005-4, Class FA (TSFR1M + 0.484%)
147,368	4.124	01/16/35(b)	147,640
Government National Mortgage Association, Series 2007-59, Class FA (TSFR1M + 0.614%)
72,972	4.267	10/20/37(b)	73,197
Government National Mortgage Association, Series 2013-99, Class PF (TSFR1M + 0.414%)
1,107,492	4.067	07/20/43(b)	1,097,826
Government National Mortgage Association, Series 2019-110, Class F (TSFR1M + 0.564%)
1,243,432	4.217	09/20/49(b)	1,222,515
Government National Mortgage Association, Series 2019-56, Class FB (TSFR1M + 0.564%)
1,377,377	4.217	05/20/49(b)	1,356,469
Government National Mortgage Association, Series 2019-58, Class FA (TSFR1M + 0.514%)
587,698	4.167	05/20/49(b)	578,323
GS Mortgage Securities Trust, Series 2019-GC39, Class A3
4,610,235	3.307	05/10/52	4,429,093
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2024-OMNI, Class A
4,800,000	5.990	10/05/39(b)(c)	4,817,416
LCCM, Series 2017-LC26, Class A4
900,000	3.551	07/12/50(c)	891,461
Morgan Stanley Capital I, Series 2017-HR2, Class ASB
883,461	3.509	12/15/50	876,414
UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB
22,311	3.264	08/15/50	22,253
Wells Fargo Commercial Mortgage Trust, Series 2024-1CHI, Class A
1,018,000	5.484	07/15/35(b)(c)	1,017,130

TOTAL MORTGAGE-BACKED SECURITIES (Cost $83,558,358)			82,374,513

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Certificate of Deposits – 4.0%

Bank of America, National Association
$3,346,000	4.140%		12/22/26	$3,346,134
Barclays PLC (SOFR + 0.370%)
5,500,000	4.020		10/09/26(b)	5,500,744
Credit Industriel et Commercial
7,503,100	4.500		08/27/27	7,503,100
Kookmin Bank (SOFR + 0.450%)
10,347,000	4.090		02/08/27(b)	10,351,759
Lloyds Bank Corporate Markets PLC
6,679,000	4.130		04/27/27	6,669,516
National Bank of Kuwait (SOFR + 0.600%)
6,075,000	4.250		12/11/26(a)(b)	6,081,725
7,784,000	4.250		01/14/27(a)(b)	7,789,449
(SOFR + 0.530%)
4,000,000	4.180		02/23/27(a)(b)	4,001,905
Natixis SA (SOFR + 0.620%)
4,667,000	4.270		10/29/26(b)	4,670,827
(SOFR + 0.400%)
9,028,000	4.050		12/04/26(b)	9,033,046

TOTAL CERTIFICATE OF DEPOSITS (Cost $64,920,910)				64,948,205

U.S. Treasury Notes – 2.4%
U.S. Treasury Notes
8,490,000	4.125	(f)	02/28/27	8,495,306
14,056,200	4.375	(f)	07/15/27	14,078,163
16,419,600	4.125	(f)	08/31/28	16,352,896

TOTAL U.S. TREASURY NOTES (Cost $38,958,511)				38,926,365

U.S. Government Agency Obligations – 0.8%
Federal Home Loan Mortgage Corporation (SOFR + 0.140%)
9,447,000	3.790		10/06/27(b)	9,456,853

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Government Agency Obligations – (continued)
(SOFR + 0.140%) – (continued)
$3,036,000	3.790%	10/14/27(b)	$3,036,428

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,483,000)			12,493,281

Municipal Bond – 0.0%

New York – 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue, Series 2
$1,000,000	4.330	11/01/27(a)	999,504
(Cost $1,000,000)

Short-Term Investment – 16.0%

Commercial Paper – 14.0%
Antalis SA
$2,701,000	4.062%		2,668,885
Australia and New Zealand Banking Group Ltd.
2,687,000	4.071		2,614,612
Banco Bilbao Vizcaya Argentaria
5,263,000	4.271		5,109,110
7,000,000	4.320		6,990,060
Banco Santander SA
8,049,000	4.457		7,751,187
Bank of New Zealand
5,446,000	4.260		5,280,442
Bay Square Funding LLC
10,000,000	4.071		9,989,700
4,750,000	4.143		4,723,115
Bayer Corp.
8,000,000	4.356		7,954,880
8,211,000	4.097		8,117,066
BAYER Corp.
1,018,000	4.474		1,009,866
Columbia Funding Co. LLC
7,547,000	4.099		7,511,680
Commonwealth Bank of Australia
3,643,000	4.058		3,551,706
4,925,000	4.394		4,737,456
eBay, Inc.
4,623,000	4.246		4,553,239

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investment — (continued)

Commercial Paper – (continued)
Evergy Missouri West, Inc.
$11,000,000	4.015%		$10,998,790
HSBC Holdings PLC
2,299,000	4.007		2,300,081
HSBC USA, Inc.
6,129,000	4.570		5,904,985
6,335,000	4.513		6,058,604
Macquarie Bank Ltd.
1,019,000	3.969		1,019,071
5,500,000	4.080		5,487,515
5,170,000	4.215		5,040,388
3,299,000	4.114		3,212,830
3,072,000	4.397		2,952,530
Macquarie Group Ltd.
10,961,000	4.101		10,918,142
Oracle Corp.
14,236,000	4.476		14,183,469
Royal Bank of Canada
7,495,000	4.249		7,244,292
RWE AG
10,000,000	4.669		9,725,100
Swedbank AB
5,105,000	4.169		4,986,054
Targa Resources Corp.
49,500,000	3.904		49,494,706
Versailles Commercial Paper LLC
1,390,000	4.134		1,375,906
927,000	4.192		917,498
VW Credit, Inc.
4,745,000	4.293		4,732,473

			229,115,438

U.S. Treasury Bills – 2.0%
U.S. Treasury Bill
$33,195,900	3.918%		32,566,529

TOTAL SHORT-TERM INVESTMENT (Cost $261,382,713)			261,681,967

Shares	Dividend Rate		Value

Investment Company – 2.4%(g)
Goldman Sachs Central Government Fund - Institutional Shares
38,884,609	3.779	%(h)	$38,884,609
(Cost $38,884,609)

TOTAL INVESTMENTS – 102.5% (Cost $1,678,052,165)			$1,676,205,221

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%			(40,919,877)

NET ASSETS – 100.0%			$1,635,285,344

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity date.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2026.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(d)	When-issued security.
(e)	Zero coupon bond until next reset date.
(f)

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(g)	Represents an affiliated issuer.
(h)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Index
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GMTN	— Global Medium Term Note
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
MTN	— Medium Term Note
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust
SOFR	— Secured Overnight Financing Rate
SOFRINDX	— Secured Overnight Financing Rate Index
TSFR	— Term Secured Overnight Financing Rate
TSFR1M	— 1 Month SOFR
TSFR3M	— 3 Month SOFR

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement of Assets and Liabilities August 31, 2026

	Core Bond ETF	Corporate Bond ETF	Ultra Short Bond ETF

Assets:
Investments in unaffiliated issuers, at value (cost $620,169,570, $223,398,078 and $1,639,167,556, respectively)	$613,683,195	$219,622,633	$1,637,320,612
Investments in affiliated issuers, at value (cost $15,844, $301,666 and $38,884,609, respectively)	15,844	301,666	38,884,609
Cash	484,839	3,168,438	90,796
Foreign Currency, at value (cost $61, $– and $–, respectively)	62	—	—
Receivables:
Investments sold on an extended-settlement basis	23,754,805	—	—
Interest and Dividends	4,561,848	2,903,445	10,942,002
Collateral on certain derivative contracts	417,557	3,443,773	—
Investments sold	23,109	2,839,310	7,821
Fund shares sold	—	22,308,914	—
Reimbursement from investment adviser	—	—	26,720
Variation margin on futures contracts	132,210	—	—
Variation margin on swap contracts	159	2,461	—

Total assets	643,073,628	254,590,640	1,687,272,560

Liabilities:
Variation margin on futures contracts	—	286,538	—
Forward sale contracts, at value (proceeds receivable A$3,879,844, B$– and C$–, respectively)	3,858,296	—	—
Payables:
Investments purchased on an extended-settlement basis	110,437,829	2,836,934	35,502,000
Management fees	54,396	25,006	133,601
Investments purchased	—	22,148,612	16,351,615

Total liabilities	114,350,521	25,297,090	51,987,216

Net Assets:

Paid-in capital	539,634,783	233,422,589	1,630,999,580
Total distributable earnings (loss)	(10,911,676)	(4,129,039)	4,285,764

NET ASSETS	$528,723,107	$229,293,550	$1,635,285,344

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	10,650,000	4,625,000	32,350,000

Net asset value per share:	$49.65	$49.58	$50.55

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement of Operations For the Fiscal Year Ended August 31, 2026

	Core Bond ETF	Corporate Bond ETF	Ultra Short Bond ETF

Investment income:

Interest	$9,701,165	$4,686,825	$57,870,831

Dividends — affiliated issuers	627,116	48,312	1,243,432

Total Investment Income	10,328,281	4,735,137	59,114,263

Expenses:

Management fees	542,286	269,998	2,679,120

Trustee fees	15,404	15,908	30,422

Other	—	38	—

Total expenses	557,690	285,944	2,709,542

Less — expense reductions	(6,955)	(596)	(570,174)

Net expenses	550,735	285,348	2,139,368

NET INVESTMENT INCOME	9,777,546	4,449,789	56,974,895

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(7,548,073)	(372,514)	1,500,364

Futures contracts	890,370	(1,148,018)	—

Swap Contracts	17,091	51,312	—

In-kind redemptions	—	(273,468)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(6,645,537)	(3,872,089)	(3,889,654)

Futures contracts	(77,072)	93,604	—

Swap Contracts	31,481	365,663	—

Securities sold short	21,548	—	—

Foreign currency translations	1	—	—

Net realized and unrealized loss	(13,310,191)	(5,155,510)	(2,389,290)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,532,645)	$(705,721)	$54,585,605

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement of Changes in Net Assets

	Core Bond ETF		Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2026	For the Period June 24, 2025* to August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Period June 24, 2025* to August 31, 2025

From operations:

Net investment income	$9,777,546	$154,859	$4,449,789	$93,592

Net realized loss	(6,640,612)	(2,243)	(1,742,688)	(17,602)

Net change in unrealized gain (loss)	(6,669,579)	156,921	(3,412,822)	103,367

Net increase (decrease) in net assets resulting from operations	(3,532,645)	309,537	(705,721)	179,357

Distributions to shareholders:

From distributable earnings	(7,608,191)	(82,016)	(3,823,134)	(53,008)

From share transactions:

Proceeds from sales of shares	519,637,099	19,999,323	246,037,571	11,255,517

Cost of shares redeemed	–	–	(23,597,032)	–

Net increase in net assets resulting from share transactions	519,637,099	19,999,323	222,440,539	11,255,517

TOTAL INCREASE	508,496,263	20,226,844	217,911,684	11,381,866

Net Assets:

Beginning of period	$20,226,844	$–	$11,381,866	$–

End of period	$528,723,107	$20,226,844	$229,293,550	$11,381,866

*	Commencement of operations.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement of Changes in Net Assets (continued)

	Ultra Short Bond ETF
	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$56,974,895	$38,309,475

Net realized gain	1,500,364	1,797,830

Net change in unrealized gain (loss)	(3,889,654)	638,982

Net increase in net assets resulting from operations	54,585,605	40,746,287

Distributions to shareholders:

From distributable earnings	(56,008,146)	(37,818,250)

From share transactions:

Proceeds from sales of shares	792,031,725	765,935,053

Cost of shares redeemed	(157,989,499)	(381,901,053)

Net increase in net assets resulting from share transactions	634,042,226	384,034,000

TOTAL INCREASE	632,619,685	386,962,037

Net Assets:

Beginning of year	$1,002,665,659	$615,703,622

End of year	$1,635,285,344	$1,002,665,659

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Core Bond ETF

	For the Fiscal Year Ended August 31, 2026	For the Period June 24, 2025* to August 31, 2025

Per Share Operating Performance:

Net asset value, beginning of period	$50.57	$50.00

Net investment income(a)	2.20	0.38

Net realized and unrealized gain (loss)	(1.22)	0.40

Total from investment operations	0.98	0.78

Distributions to shareholders from net investment income	(1.90)	(0.21)

Net asset value, end of period	$49.65	$50.57

Market price, end of period	$49.72	$50.57

Total Return at Net Asset Value(b)	1.94%	1.53%

Net assets, end of period (in 000’s)	$528,723	$20,227

Ratio of net expenses to average net assets	0.25%	0.24	%(c)

Ratio of total expenses to average net assets	0.25%	0.25	%(c)

Ratio of net investment income to average net assets	4.38%	4.05	%(c)

Portfolio turnover rate(d)	508%	115%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions, and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2026	For the Period June 24, 2025* to August 31, 2025

Per Share Operating Performance:

Net asset value, beginning of period	$50.59	$50.00

Net investment income(a)	2.27	0.42

Net realized and unrealized gain (loss)	(1.21)	0.41

Total from investment operations	1.06	0.83

Distributions to shareholders from net investment income	(2.07)	(0.24)

Net asset value, end of period	$49.58	$50.59

Market price, end of period	$49.57	$50.61

Total Return at Net Asset Value(b)	2.11%	1.63%

Net assets, end of period (in 000’s)	$229,294	$11,382

Ratio of net expenses to average net assets	0.29%	0.28	%(c)

Ratio of total expenses to average net assets	0.29%	0.29	%(c)

Ratio of net investment income to average net assets	4.51%	4.40	%(c)

Portfolio turnover rate(d)	41%	3%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions, and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Ultra Short Bond ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$50.64	$50.57	$49.98	$49.95	$50.71

Net investment income(a)	2.12	2.43	2.70	2.12	0.49

Net realized and unrealized gain (loss)	(0.06)	0.16	0.56	(0.05)	(0.79)

Total from investment operations	2.06	2.59	3.26	2.07	(0.30)

Distributions to shareholders from net investment income	(2.15)	(2.52)	(2.67)	(2.04)	(0.46)

Net asset value, end of year	$50.55	$50.64	$50.57	$49.98	$49.95

Market price, end of year	$50.57	$50.64	$50.60	$49.99	$49.95

Total Return at Net Asset Value(b)	4.16%	5.26%	6.72%	4.25%	(0.58)%

Net assets, end of year (in 000’s)	$1,635,285	$1,002,666	$615,704	$572,309	$503,197

Ratio of net expenses to average net assets	0.16%	0.15%	0.16%	0.16%	0.15%

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%

Ratio of net investment income to average net assets	4.20%	4.82%	5.38%	4.25%	0.98%

Portfolio turnover rate(c)	78%	127%	87%	76%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions, and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements August 31, 2026

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists the series of the Trust that is included in this report (collectively, the “Funds” or individually a “Fund”) along with their diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs Core Bond ETF	Non-Diversified

Goldman Sachs Corporate Bond ETF	Non-Diversified

Goldman Sachs Ultra Short Bond ETF	Diversified

The investment objective of the Core Bond ETF is to seek a total return consisting of capital appreciation and income. The investment objective of the Corporate Bond ETF is to seek a high level of total return consisting of capital appreciation and income. The investment objective of the Ultra Short Bond ETF is to provide current income with preservation of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser (“Investment Adviser”) to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Core Bond ETF and Corporate Bond ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Shares of the Ultra Short Bond ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units.” Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contracts.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

47

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team within the Funds’ Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to a Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETF

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities— Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Money Market Funds — Investments in Underlying Money Market Funds are valued at the NAV per share on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s financial statements at SEC.gov.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2026

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/ receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2026:

Core Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income
Asset- Backed Securities	$—	$81,008,165	$—
Collateralized Mortgage Obligations	—	32,467,459	—
Corporate Obligations	—	135,555,084	—
Foreign Corporate Debt	—	15,595,149	—
Mortgage-Backed Securities	—	191,143,491	—
Municipal Bond	—	805,192	—
Sovereign Debt Obligations	—	4,966,977	—
U.S. Treasury Obligations	152,141,678	—	—
Investment Company	15,844	—	—

Total	$152,157,522	$461,541,517	$—

Liabilities

Fixed Income
Forward Sales Contracts	$—	$(3,858,296)	$—

Derivative Type

Assets(a)

Credit Default Swap Contracts	$—	$38,063	$—

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2026

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Futures Contracts	$53,068	$—	$—

Total	$53,068	$38,063	$—

Liabilities(a)

Futures Contracts	$(138,961)	$—	$—

Interest Rate Swap Contracts	—	(2)	—

Total	$(138,961)	$(2)	$—

Corporate Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income
Corporate Obligations	$—	$181,527,542	$—
Foreign Corporate Debt	—	28,219,664	—
Sovereign Debt Obligations	—	7,264,458	—
U.S. Treasury Obligations	2,385,738	—	—
Preferred Stock	—	225,231	—

Investment Company	301,666	—	—

Total	$2,687,404	$217,236,895	$—

Derivative Type

Assets(a)

Credit Default Swap Contracts	$—	$375,736	$—

Futures Contracts	137,513	—	—

Total	$137,513	$375,736	$—

Liabilities(a)

Credit Default Swap Contracts	$—	$—	$—

Futures Contracts	(47,259)	—	—

Total	$(47,259)	$—	$—

Ultra Short Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Asset- Backed Securities	$—	$256,876,847	$—
Certificate of Deposit	—	64,948,205	—
Corporate Obligations	—	481,003,498	—
Foreign Corporate Debt	—	438,016,432	—
Mortgage-Backed Securities	—	82,374,513	—
Municipal Bond	—	999,504	—
U.S. Government Agency Obligations	—	12,493,281	—
U.S. Treasury Notes	38,926,365	—	—
Short-Term Investment	32,566,529	229,115,438	—

Investment Company	38,884,609	—	—

Total	$110,377,503	$1,565,827,718	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

    For further information regarding security characteristics, see the Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2026. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Bond ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Credit	Variation margin on swap contracts	$38,063	Variation margin on swap contracts	$—
Interest Rate	Variation margin on futures contracts	$53,068	Variation margin on futures and swap contracts	$(138,963)
Total		$91,131		$(138,963)

Corporate Bond ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Credit	Variation margin on swap contracts	$375,736	Variation margin on swap contracts	$—

Interest Rate	Variation margin on futures contracts	$137,513	Variation margin on futures contracts	$(47,259)
Total		$513,249		$(47,259)

[1]

Includes unrealized gain (loss) on futures contracts and swaps contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of August 31, 2026 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2026. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Bond ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$17,091	$31,483

Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures and swap contracts	890,370	(77,074)

Total		$907,461	$(45,591)

Corporate Bond ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	51,312	365,663

Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,148,018)	93,604

Total		$(1,096,706)	$459,267

  For the fiscal year ended August 31, 2026, the relevant values for each derivative type was as follows:

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Notes to Financial Statements (continued) August 31, 2026

4. INVESTMENTS IN DERIVATIVES (continued)

	Average number of Contracts or Notional Amounts(a)

Fund	Futures Contracts	Swap Contracts

Core Bond ETF	367	$107,038

Corporate Bond ETF	269	$840,303

(a)

Amounts disclosed represent average number of contracts for futures and notional amounts for swap contracts, based on absolute values, which is indicative of volume of this derivative type for the months that the Fund held such derivatives during the fiscal year ended August 31, 2026.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2026, contractual and effective net management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*

Goldman Sachs Core Bond ETF	0.25%	0.25%

Goldman Sachs Corporate Bond ETF	0.29%	0.29%

Goldman Sachs Ultra Short Bond ETF	0.20%	0.16%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.16% as an annual percentage rate of average daily net assets of the Ultra Short Bond ETF. This arrangement will remain in effect through at least December 29, 2026, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended August 31, 2026, GSAM waived $541,908 of the Fund’s management fees for Ultra Short Bond ETF.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund and Institutional Shares of the Goldman Sachs Central Government Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended August 31, 2026, the management fee waived by GSAM for the Funds was as follows:

Fund	Management Fee Waived

Core Bond ETF	$6,955

Corporate Bond ETF	596

Ultra Short Bond ETF	28,265

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Central Government Fund and Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2026:

Core Bond ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Central Government Fund - Institutional Shares

	$ –	$ 206,398,081	$ (206,382,237)	$15,844	15,844	$ 449,102

Goldman Sachs Financial Square Government Fund - Institutional Shares

	1,294,739	144,556,638	(145,851,377)	–	–	178,014

Total	$ 1,294,739	$ 350,954,719	$ (352,233,614)	$15,844		$ 627,116

Corporate Bond ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Central Government Fund - Institutional Shares

	$ –	$ 22,793,549	$ (22,491,883)	$301,666	301,666	$ 33,991

Goldman Sachs Financial Square Government Fund - Institutional Shares

	396,080	6,427,856	(6,823,936)	–	–	14,321

Total	$ 396,080	$ 29,221,405	$ (29,315,819)	$301,666		$ 48,312

Ultra Short Bond ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Central Government Fund - Institutional Shares

	$ –	$ 514,711,519	$ (475,826,910)	$38,884,609	38,884,609	$ 570,720

Goldman Sachs Financial Square Government Fund - Institutional Shares

	21,032,465	715,496,142	(736,528,607)	–	–	672,712

Total	$ 21,032,465	$ 1,230,207,661	$ (1,212,355,517)	$38,884,609		$ 1,243,432

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statement of Changes in Net Assets.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2026

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Share activity is as follows:

	Goldman Sachs Core Bond ETF

	For the Fiscal Year Ended August 31, 2026		For the Period June 24, 2025(a) to August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	10,250,000	$519,637,099	400,000	$19,999,323

Shares redeemed	—	—	—	—

NET INCREASE IN SHARES	10,250,000	$519,637,099	400,000	$19,999,323

(a)	Commenced operations on June 24, 2025.

	Goldman Sachs Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2026		For the Period June 24, 2025(a) to August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	4,875,000	$246,037,571	225,000	$11,255,517

Shares redeemed	(475,000)	(23,597,032)	—	—

NET INCREASE IN SHARES	4,400,000	$222,440,539	225,000	$11,255,517

(a)	Commenced operations on June 24, 2025.

	Goldman Sachs Ultra Short Bond ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	15,675,000	$792,031,725	15,200,000	$765,935,053

Shares redeemed	(3,125,000)	(157,989,499)	(7,575,000)	(381,901,053)

NET INCREASE IN SHARES	12,550,000	$634,042,226	7,625,000	$384,034,000

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2026, were as follows:

Fund	Purchase of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)

Goldman Sachs Core Bond ETF	$1,378,545,072	$240,263,141	$1,238,327,291	$57,905,598

Goldman Sachs Corporate Bond ETF	15,163,070	23,528,121	30,740,768	12,902,889

Goldman Sachs Ultra Short Bond ETF	90,801,861	1,215,724,216	11,644,503	830,536,939

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2026, excluding short-term securities, were as follows:

56

GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

7. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Fund	Purchase of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)

Goldman Sachs Core Bond ETF	$140,823,449	$136,481,677	$—	$—

Goldman Sachs Corporate Bond ETF	—	238,117,338	—	23,004,333

Goldman Sachs Ultra Short Bond ETF	—	—	—	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2026 was as follows:

	Core Bond ETF	Corporate Bond ETF	Ultra Short Bond ETF

Distributions paid from:

Ordinary Income	$7,608,191	$3,823,134	$56,008,146

The tax character of distributions paid during the fiscal year ended August 31, 2025 was as follows:

	Core Bond ETF(a)	Corporate Bond ETF(a)	Ultra Short Bond ETF

Distributions paid from:

Ordinary Income	$82,016	$53,008	$37,818,250

(a)	Commenced operations on June 24, 2025.

As of the Funds’ most recent fiscal year ended August 31, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

	Core Bond ETF	Corporate Bond ETF	Ultra Short Bond ETF

Undistributed ordinary income — net	$2,262,825	$523,876	$6,564,214

Capital loss carryforwards:

Perpetual Short-Term	(3,435,313)	(779,557)	—

Perpetual Long-Term	(2,860,697)	(665,730)	(54,972)

Total capital loss carryforwards	(6,296,010)	(1,445,287)	(54,972)

Timing differences — (Straddle Loss Deferrals)	(464,547)	—	—

Unrealized gains (losses) — net	(6,413,944)	(3,207,628)	(2,223,478)

Total accumulated earnings (losses) — net	$(10,911,676)	$(4,129,039)	$4,285,764

For the year ended August 31, 2026, the Ultra Short Bond ETF utilized $878,782 in Capital Loss Carryforwards.

As of fiscal year ended August 31, 2026, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2026

8. TAX INFORMATION (continued)

	Core Bond ETF	Corporate Bond ETF	Ultra Short Bond ETF

Tax Cost	$620,068,956	$223,419,301	$1,678,428,699

Gross unrealized gain	749,633	224,573	1,150,351

Gross unrealized loss	(7,163,577)	(3,432,201)	(3,373,829)

Net unrealized gain (loss)	$(6,413,944)	$(3,207,628)	$(2,223,478)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, and differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from certain non-deductible expenses and redemption in-kind transactions.

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs Core Bond ETF	$(1,639)	$1,639

Goldman Sachs Corporate Bond ETF	(273,467)	273,467

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

Foreign Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

9. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Cboe BZX and NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Mortgage-Backed and Other Asset-Backed Securities Risk — Mortgage-related and other asset-backed securities are subject to credit/ default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Notes to Financial Statements (continued) August 31, 2026

9. OTHER RISKS (continued)

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

Non-Diversification Risk — Goldman Sachs Core Bond ETF and Goldman Sachs Corporate Bond ETF are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Funds may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

U.S. Government Securities Risk — The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities issued by the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.

Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In September 2026, the Financial Accounting Standards Board issued Accounting Standards Update 2026-03, Fair Value Measurement (Topic 820)- Investment Companies with Equity Securities Subject to Contractual Sale Restrictions (“ASU 2026-03”). The standard requires investment companies to consider contractual sale restrictions when measuring the fair value of in-scope equity securities and requires enhanced disclosures regarding such restrictions, including the amount of any discount attributable to the restriction. ASU 2026-03 is effective for annual reporting periods beginning after December 15, 2027, and interim reporting periods within those annual reporting periods, with early adoption permitted. Management is currently evaluating the impact of, and determining when the Funds will adopt, the new requirement.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

60

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Core Bond ETF, Goldman Sachs Corporate Bond ETF and Goldman Sachs Ultra Short Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (three of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2026, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2026, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Goldman Sachs Ultra Short Bond ETF	For the year ended August 31, 2026	For the years ended August 31, 2026 and 2025	For the years ended August 31, 2026, 2025, 2024, 2023 and 2022
Goldman Sachs Core Bond ETF and Goldman Sachs Corporate Bond ETF	For the year ended August 31, 2026	For the year ended August 31, 2026 and for the period June 24, 2025 (commencement of operations) through August 31, 2025

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent of the investee funds and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Active Fixed Income ETFs (Unaudited)

Background

The Goldman Sachs Core Bond ETF, Goldman Sachs Corporate Bond ETF, and Goldman Sachs Ultra Short Bond ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2027 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-17, 2026 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) a benchmark performance index; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(e)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(f)	with respect to the investment performance of the Fund and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertaking of the Investment Adviser to implement a fee waiver with respect to the Ultra Short Bond ETF;
(h)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(i)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Active Fixed Income ETFs (Unaudited) (continued)

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics, as well as the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. In particular, they noted that the Funds are actively managed ETFs and that (i) the Core Bond ETF seeks a total return consisting of capital appreciation and income, (ii) the Corporate Bond ETF seeks a high level of total return consisting of capital appreciation and income, and (iii) the Ultra Short Bond ETF seeks to provide current income with preservation of capital. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Ultra Short Bond ETF. In this regard, they compared the investment performance of the Fund to its peers using rankings and/or ratings compiled by the Outside Data Provider as of December 31, 2025, and updated information prepared by the Investment Adviser regarding the Fund’s category rankings using the peer group identified by the Outside Data Provider as of March 31, 2026. The information on the Fund’s investment performance was provided for the one-, three- and five-year periods ending on the applicable dates. As part of this review, the Trustees reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. They observed that the Fund had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2026. They noted that the Fund had experienced certain portfolio management changes in 2025. The Trustees considered the investment performance trend of the Fund over time and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

With respect to the Core Bond ETF and Corporate Bond ETF, the Trustees noted that these Funds had launched on June 24, 2025, and did not yet have a meaningful performance history.

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Active Fixed Income ETFs (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which each Fund’s performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of ordinary operating expenses of each Fund. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of each Fund’s fee rate and expense ratio were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing the Funds’ management fee rates and net expense ratios to those of relevant peer funds. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by each Fund. They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement a management fee waiver for the Ultra Short Bond ETF.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2025 and 2024 (only with respect to the Ultra Short Bond ETF), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, information comparing the contractual management fee rate charged by other advisers to other funds in the peer group, and the Investment Adviser’s undertaking to waive a portion of its management fee and to limit certain expenses of the Ultra Short Bond ETF that exceed certain levels. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of a Fund with those for other funds or accounts managed by the Investment Adviser; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service a Fund on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (e) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (f) the possibility that the working relationship

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GOLDMAN SACHS ACTIVE FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs Active Fixed Income ETFs (Unaudited) (continued)

between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each of the Funds was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2027.

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Goldman Sachs Active Fixed Income ETFs - Tax Information (Unaudited)

For the fiscal year ended August 31, 2026, the Core Bond ETF, Corporate Bond ETF, and Ultra Short Bond ETF designate 100%, 100%, and 100%, respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

67

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Brian J. Wildman THE BANK OF NEW YORK Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 OFFICERS James A. McNamara, President and Principal Executive Officer Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary 2026 Goldman Sachs. All rights reserved. FIEFTAR-26

Goldman Sachs Funds Annual Financial Statements August 31, 2026 Goldman Sachs ActiveBeta® ETFs Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (GEM) Goldman Sachs ActiveBeta® Europe Equity ETF (GSEU) Goldman Sachs ActiveBeta® International Equity ETF (GSIE) Goldman Sachs ActiveBeta® Japan Equity ETF (GSJY) Goldman Sachs ActiaveBeta® U.S. Large Cap Equity ETF (GSLC) Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (GSSC) Goldman Sachs ActiveBeta® World Equity ETF (GSWO)* ActiveBeta® is a registered trademark of GSAM. *Effective after the close of business on February 4, 2026, the Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (GLOV) was renamed the Goldman Sachs ActiveBeta® World Equity ETF (GSWO).

Goldman Sachs ActiveBeta® Equity ETFs

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 93.6%

Australia – 0.3%
52,553	Anglogold Ashanti PLC (Materials)	$5,865,723

Brazil – 2.7%
253,374	Ambev SA (Consumer Staples)	735,062
184,902	Axia Energia SA (Utilities)	1,895,845
421,785	B3 SA – Brasil Bolsa Balcao (Financials)	1,320,520
652,625	Banco Bradesco SA (Financials)	1,910,964
67,471	Banco BTG Pactual SA (Financials)	712,504
227,977	Banco do Brasil SA (Financials)	912,647
490,197	BB Seguridade Participacoes SA (Financials)	3,822,568
680,208	Caixa Seguridade Participacoes SA (Financials)	2,539,226
305,733	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	1,491,841
597,270	Cia Paranaense de Energia (Utilities)	1,723,515
173,270	CPFL Energia SA (Utilities)	1,489,624
47,975	Embraer SA (Industrials)	865,732
1,932	Energisa SA (Utilities)	17,900
130,942	Eneva SA (Utilities)*	662,444
109,718	Engie Brasil Energia SA (Utilities)	622,204
145,204	Equatorial SA (Utilities)	1,027,762
134,937	Itau Unibanco Holding SA (Financials)	1,121,523
386,785	Klabin SA (Materials)	1,411,025
169,884	MBRF Global Foods Co. SA (Consumer Staples)	598,765
382,778	Motiva Infraestrutura de Mobilidade SA (Industrials)	1,142,246
261,421	NU Holdings Ltd., Class A (Financials)*	3,803,676
289,323	Petroleo Brasileiro SA - Petrobras (Energy)	2,808,457
127,521	Porto Seguro SA (Financials)	1,208,063
45,265	PRIO SA (Energy)*	547,639
362,847	Raia Drogasil SA (Consumer Staples)	1,372,723
125,363	Suzano SA (Materials)	1,096,152
178,571	Telefonica Brasil SA (Communication Services)	1,028,865
180,845	TIM SA (Communication Services)	649,615
202,423	Ultrapar Participacoes SA (Consumer Discretionary)	1,360,479
306,570	Vale SA (Materials)	4,606,716
244,533	Vibra Energia SA (Consumer Discretionary)	1,624,619
109,106	WEG SA (Industrials)	1,056,143
23,470	XP, Inc., Class A (Financials)	427,858

		47,614,922

Chile – 0.7%
10,870,448	Banco de Chile (Financials)	2,241,281

Shares	Description	Value

Common Stocks – (continued)

Chile – (continued)
24,798	Banco de Credito e Inversiones SA (Financials)	$1,713,147
23,464,122	Banco Santander Chile (Financials)	2,023,356
527,557	Cencosud SA (Consumer Staples)	1,105,240
39,431	Empresas Copec SA (Consumer Discretionary)	279,585
14,036,216	Enel Chile SA (Utilities)	1,202,703
276,759	Falabella SA (Consumer Discretionary)	1,831,928
34,290,933	Latam Airlines Group SA (Industrials)	885,880
49,411	Plaza SA (Real Estate)	208,039

		11,491,159

China – 20.6%
373,321	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	1,025,827
1,028,390	3SBio, Inc. (Health Care)*(a)	2,114,685
430,316	AAC Technologies Holdings, Inc. (Information Technology)	2,442,701
17,800	Accelink Technologies Co. Ltd., Class A (Information Technology)*	476,663
10,300	Advanced Fiber Resources Zhuhai Ltd., Class A (Information Technology)	489,089
12,884	Advanced Micro-Fabrication Equipment Inc China, Class A (Information Technology)	694,255
697,512	Agricultural Bank of China Ltd., Class A (Financials)	718,485
2,561,668	Agricultural Bank of China Ltd., Class H (Financials)	2,073,372
15,000	Airtac International Group (Industrials)	673,823
2,011,309	Alibaba Group Holding Ltd. (Consumer Discretionary)	29,300,000
269,314	Aluminum Corp. of China Ltd., Class A (Materials)	391,664
836,216	Aluminum Corp. of China Ltd., Class H (Materials)	914,160
140,100	Angel Yeast Co. Ltd., Class A (Consumer Staples)	864,624
422,956	Anhui Conch Cement Co. Ltd., Class A (Materials)	1,111,220
450,659	Anhui Conch Cement Co. Ltd., Class H (Materials)	973,257
83,704	Anker Innovations Technology Co. Ltd., Class A (Information Technology)	1,567,052
204,879	ANTA Sports Products Ltd. (Consumer Discretionary)	2,030,679
22,320	APT Medical, Inc., Class A (Health Care)	814,524

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
16,896	Baidu, Inc., Class A (Communication Services)*	$207,339
276,848	Baiyin Nonferrous Group Co. Ltd., Class A (Materials)*	283,112
892,300	Bank of Beijing Co. Ltd., Class A (Financials)	710,599
432,203	Bank of Changsha Co. Ltd., Class A (Financials)	623,407
7,889,429	Bank of China Ltd., Class H (Financials)	5,937,728
1,706,354	Bank of Communications Co. Ltd., Class H (Financials)	1,697,800
380,436	Bank of Jiangsu Co. Ltd., Class A (Financials)	684,649
460,676	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	399,097
411,415	Beijing Enterprises Holdings Ltd. (Utilities)	1,695,139
11,564	Beijing Huafeng Test & Control Technology Co. Ltd., Class A (Information Technology)	681,791
137,500	Beijing Tongrentang Co. Ltd., Class A (Health Care)	488,966
509,952	Beijing-Shanghai High Speed Railway Co. Ltd., Class A (Industrials)	371,192
24,121	Bilibili, Inc., Class Z (Communication Services)*	397,232
13,401	Biwin Storage Technology Co. Ltd., Class A (Information Technology)	469,873
233,340	Bluefocus Intelligent Communications Group Co. Ltd., Class A (Communication Services)	489,743
198,769	BOC Aviation Ltd. (Industrials)(a)	1,905,462
1,581,048	BOE Technology Group Co. Ltd., Class A (Information Technology)	1,414,424
2,998,926	Bosideng International Holdings Ltd. (Consumer Discretionary)	1,633,489
803,800	BYD Electronic International Co. Ltd. (Information Technology)	2,768,436
269,504	C&D International Investment Group Ltd. (Real Estate)	444,171
765,736	Caitong Securities Co. Ltd., Class A (Financials)	1,013,307
42,700	Canmax Technologies Co. Ltd., Class A (Materials)*	409,330
444,896	Changjiang Securities Co. Ltd., Class A (Financials)	612,576
1,957,879	China CITIC Bank Corp. Ltd., Class H (Financials)	2,086,676
11,155,519	China Construction Bank Corp., Class H (Financials)	13,518,736

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,761,000	China Feihe Ltd. (Consumer Staples)(a)	$630,108
364,300	China Galaxy Securities Co. Ltd., Class A (Financials)	670,251
555,307	China Gas Holdings Ltd. (Utilities)	401,288
34,188	China Gold International Resources Corp. Ltd. (Materials)	1,117,315
693,900	China Great Wall Securities Co. Ltd., Class A (Financials)	839,745
464,688	China Hongqiao Group Ltd. (Materials)	1,352,695
132,900	China International Capital Corp. Ltd., Class A (Financials)	687,052
120,500	China Jushi Co. Ltd., Class A (Materials)	787,967
155,900	China Life Insurance Co. Ltd., Class A (Financials)	893,443
888,366	China Life Insurance Co. Ltd., Class H (Financials)	3,433,660
711,642	China Mengniu Dairy Co. Ltd. (Consumer Staples)	1,643,096
288,899	China Merchants Bank Co. Ltd., Class H (Financials)	1,877,643
261,700	China Merchants Energy Shipping Co. Ltd., Class A (Energy)	730,407
680,390	China Merchants Port Holdings Co. Ltd. (Industrials)	1,395,618
450,288	China Merchants Securities Co. Ltd., Class A (Financials)	1,254,077
423,240	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (Real Estate)	411,396
1,942,400	China Minsheng Banking Corp. Ltd., Class A (Financials)	1,020,642
282,227	China Minsheng Banking Corp. Ltd., Class H (Financials)	125,285
2,224,468	China National Building Material Co. Ltd., Class H (Materials)	1,022,949
775,585	China National Chemical Engineering Co. Ltd., Class A (Industrials)	858,939
350,387	China Nonferrous Mining Corp. Ltd. (Materials)	740,169
585,302	China Overseas Land & Investment Ltd. (Real Estate)	935,522
215,672	China Pacific Insurance Group Co. Ltd., Class H (Financials)	831,402
1,439,895	China Petroleum & Chemical Corp., Class H (Energy)	878,892
817,404	China Railway Group Ltd., Class A (Industrials)	532,931
416,300	China Resources Gas Group Ltd. (Utilities)	906,489

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA ® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
310,657	China Resources Land Ltd. (Real Estate)	$1,191,222
557,022	China Resources Power Holdings Co. Ltd. (Utilities)(b)	1,332,993
182,400	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Health Care)	665,198
157,217	China Shenhua Energy Co. Ltd., Class H (Energy)	929,749
988,940	China State Construction Engineering Corp. Ltd., Class A (Industrials)	637,408
1,047,800	China Taiping Insurance Holdings Co. Ltd. (Financials)	2,830,917
1,174,194	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	648,446
1,058,725	China Tower Corp. Ltd., Class H (Communication Services)(a)	1,231,688
81,836	China Tungsten And Hightech Materials Co. Ltd., Class A (Materials)	801,549
1,108,492	China United Network Communications Ltd., Class A (Communication Services)	709,514
2,251,878	China Zheshang Bank Co. Ltd., Class A (Financials)	972,082
1,076,532	Chongqing Changan Automobile Co. Ltd., Class A (Consumer Discretionary)	1,132,939
144,400	Chongqing Polycomp International Corp., Class A (Materials)	666,329
485,132	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)(b)	802,025
808,352	CITIC Ltd. (Industrials)	1,358,029
281,980	Citic Pacific Special Steel Group Co. Ltd., Class A (Materials)	577,140
283,587	CMOC Group Ltd., Class H (Materials)	609,549
3,192	Contemporary Amperex Technology Co. Ltd., Class H (Industrials)	244,104
259,601	COSCO SHIPPING Energy Transportation Co. Ltd., Class H (Energy)	551,039
593,500	CRRC Corp. Ltd., Class A (Industrials)	549,504
1,599,276	CSPC Pharmaceutical Group Ltd. (Health Care)	1,885,029
1,132,589	Daqin Railway Co. Ltd., Class A (Industrials)	802,489
73,800	Dazhong Mining Co. Ltd., Class A (Materials)	309,679
334,200	Dongxing Securities Co. Ltd., Class A (Financials)	699,940

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
100,577	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	$788,537
63,604	ENN Energy Holdings Ltd. (Utilities)	402,915
56,477	Eoptolink Technology, Inc. Ltd., Class A (Information Technology)	3,378,448
386,400	Everbright Securities Co. Ltd., Class A (Financials)	846,652
1,352,404	Far East Horizon Ltd. (Financials)	1,218,825
114,300	Fiberhome Telecommunication Technologies Co. Ltd., Class A (Information Technology)	722,414
1,562,884	Focus Media Information Technology Co. Ltd., Class A (Communication Services)	1,156,227
1,076,700	Founder Securities Co. Ltd., Class A (Financials)	1,102,664
642,541	GD Power Development Co. Ltd., Class A (Utilities)	495,439
710,857	Geely Automobile Holdings Ltd. (Consumer Discretionary)	1,595,944
246,022	Genscript Biotech Corp. (Health Care)*	1,063,261
144,589	Giant Biogene Holding Co. Ltd. (Consumer Staples)(a)(b)	475,121
73,200	Goldenmax International Group Ltd., Class A (Information Technology)	825,380
175,368	Goldwind Science & Technology Co. Ltd., Class A (Industrials)	478,751
33,500	Grace Fabric Technology Co. Ltd., Class A (Materials)	735,773
11,100	Guangdong Dtech Technology Co. Ltd., Class A (Industrials)	693,725
84,200	Guangdong Fenghua Advanced Technology Holding Co. Ltd., Class A (Information Technology)	700,372
1,054,820	Guangdong Investment Ltd. (Utilities)	1,190,815
124,434	Guangzhou Guanggang Gases & Energy Co. Ltd., Class A (Materials)	622,726
34,300	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	186,051
860,952	Guolian Minsheng Securities Co. Ltd., Class A (Financials)	1,138,025
755,752	Guoyuan Securities Co. Ltd., Class A (Financials)	867,349
1,172,780	Haidilao International Holding Ltd. (Consumer Discretionary)(a) (b)	1,756,335

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
142,316	Haisco Pharmaceutical Group Co. Ltd., Class A (Health Care)	$1,415,322
341,398	Haitian International Holdings Ltd. (Industrials)	788,682
20,000	Hangzhou Chang Chuan Technology Co. Ltd., Class A (Information Technology)	830,694
386,876	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	879,944
92,400	Hangzhou Silan Microelectronics Co. Ltd., Class A (Information Technology)	469,840
208,480	Hansoh Pharmaceutical Group Co. Ltd. (Health Care)(a)	939,839
118,243	Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A (Materials)	483,673
330,742	Hengan International Group Co. Ltd. (Consumer Staples)	932,404
58,500	Hengtong Optic-electric Co. Ltd., Class A (Information Technology)	586,742
223,600	Hengyi Petrochemical Co. Ltd., Class A (Materials)	649,698
68,253	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	2,328,608
61,424	Hua Hong Grace Semiconductor Ltd. (Information Technology)*(a)	963,753
1,134,600	Huadian Power International Corp. Ltd., Class A (Utilities)	775,203
407,538	Huaxia Bank Co. Ltd., Class A (Financials)	377,934
527,249	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	1,212,563
28,100	Hunan Yuneng New Energy Battery Material Co. Ltd., Class A (Industrials)	259,333
329,635	Hundsun Technologies, Inc., Class A (Information Technology)	1,079,483
17,365	Hwatsing Technology Co. Ltd., Class A (Information Technology)	673,714
118,000	Iflytek Co. Ltd., Class A (Information Technology)	707,860
336,985	Industrial & Commercial Bank of China Ltd., Class A (Financials)	404,803
6,685,988	Industrial & Commercial Bank of China Ltd., Class H (Financials)	6,456,307
1,105,388	Industrial Securities Co. Ltd., Class A (Financials)	974,084

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
108,227	Inner Mongolia Dian Tou Energy Corp. Ltd., Class A (Energy)	$474,117
103,839	Innovent Biologics, Inc. (Health Care)*(a)	1,374,930
359,435	JD Logistics, Inc. (Industrials)*(a)	505,271
175,651	JD.com, Inc., Class A (Consumer Discretionary)	2,514,005
90,700	Jiangsu Etern Co. Ltd., Class A (Information Technology)	543,822
132,760	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A (Health Care)	910,428
87,200	Jiangsu Zhongtian Technology Co. Ltd., Class A (Industrials)	456,638
127,409	Jiangxi Copper Co. Ltd., Class H (Materials)	608,172
1,507,261	Jinko Solar Co. Ltd., Class A (Information Technology)*	922,126
285,700	Kingnet Network Co. Ltd., Class A (Communication Services)	730,198
116,403	Kingsoft Corp. Ltd. (Communication Services)	369,137
382,334	Kuaishou Technology (Communication Services)(a)	1,637,745
1,583,088	Kunlun Energy Co. Ltd. (Utilities)	1,561,016
4,497	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	869,893
38,035	Laopu Gold Co. Ltd., Class H (Consumer Discretionary)(b)	1,930,060
1,196,778	Lenovo Group Ltd. (Information Technology)	4,586,023
630,893	Li Ning Co. Ltd. (Consumer Discretionary)	1,096,918
565,559	Longfor Group Holdings Ltd. (Real Estate)(a)(b)	455,229
361,200	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)*	648,956
349,711	Meituan, Class B (Consumer Discretionary)*(a)	3,519,727
2,595,956	Metallurgical Corp. of China Ltd., Class A (Industrials)*	989,230
140,989	MINISO Group Holding Ltd. (Consumer Discretionary)	333,980
954,111	MMG Ltd. (Materials)*	1,123,980
159,896	NetEase, Inc. (Communication Services)	3,924,329
241,592	New China Life Insurance Co. Ltd., Class A (Financials)	2,162,029
338,434	New China Life Insurance Co. Ltd., Class H (Financials)	2,003,156
269,770	New Hope Liuhe Co. Ltd., Class A (Consumer Staples)*	285,110

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
172,706	New Oriental Education & Technology Group, Inc. (Consumer Discretionary)	$1,000,198
29,600	Ningbo Deye Technology Corp., Class A (Industrials)	387,911
330,171	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(a)	1,811,891
523,400	Orient Securities Co. Ltd., Class A (Financials)	715,994
56,387	PDD Holdings, Inc. ADR (Consumer Discretionary)*	4,736,508
1,811,570	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	1,321,825
17,586	Peric Special Gases Co. Ltd., Class A (Materials)	680,456
373,600	PetroChina Co. Ltd., Class A (Energy)	635,087
2,578,257	PetroChina Co. Ltd., Class H (Energy)	3,344,798
723,824	PICC Property & Casualty Co. Ltd., Class H (Financials)	1,573,350
372,605	Ping An Bank Co. Ltd., Class A (Financials)	650,034
67,230	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	558,615
522,088	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	3,766,162
6,945	Piotech, Inc., Class A (Information Technology)	700,765
804,640	Poly Developments and Holdings Group Co. Ltd., Class A (Real Estate)	595,276
147,245	Pop Mart International Group Ltd. (Consumer Discretionary)(a) (b)	2,932,015
12,712	Puya Semiconductor Shanghai Co. Ltd., Class A (Information Technology)	785,275
29,168	Raytron Technology Co. Ltd., Class A (Information Technology)	803,227
65,010	Remegen Co. Ltd., Class A (Health Care)*	1,178,464
117,073	Remegen Co. Ltd., Class H (Health Care)*(a)	1,205,183
17,084	Rockchip Electronics Co. Ltd., Class A (Information Technology)	494,846
775,682	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	1,200,818
252,300	Sailun Group Co. Ltd., Class A (Consumer Discretionary)	570,848
1,012,784	SDIC Capital Co. Ltd., Class A (Financials)	982,934
399,550	Shandong Sun Paper Industry JSC Ltd., Class A (Materials)	886,766

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
73,390	Shanghai Allist Pharmaceuticals Co. Ltd., Class A (Health Care)	$1,216,648
47,567	Shanghai BOCHU Electronic Technology Corp. Ltd., Class A (Information Technology)	700,972
479,101	Shanghai Electric Group Co. Ltd., Class A (Industrials)	474,252
54,384	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A (Health Care)	181,010
196,572	Shanghai International Airport Co. Ltd., Class A (Industrials)	682,647
471,312	Shanghai Pharmaceuticals Holding Co. Ltd., Class A (Health Care)	1,140,045
398,436	Shanghai RAAS Blood Products Co. Ltd., Class A (Health Care)	288,834
46,200	Shannon Semiconductor Technology Co. Ltd., Class A (Information Technology)	1,224,114
845,700	Shenergy Co. Ltd., Class A (Utilities)	1,082,617
39,444	Shengyi Technology Co. Ltd., Class A (Information Technology)	900,671
1,935,712	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	1,316,791
27,048	Shenzhen Longsys Electronics Co. Ltd., Class A (Information Technology)	1,537,001
15,600	Shenzhen Techwinsemi Technology Co. Ltd., Class A (Information Technology)	1,013,605
2,506,863	Sino Biopharmaceutical Ltd. (Health Care)	1,742,809
259,620	Sinopharm Group Co. Ltd., Class H (Health Care)	513,325
146,414	Sinotruk Hong Kong Ltd. (Industrials)	750,812
13,423	Skyverse Technology Co. Ltd., Class A (Information Technology)*	731,272
648,500	SooChow Securities Co. Ltd., Class A (Financials)	820,520
67,200	Spring Airlines Co. Ltd., Class A (Industrials)	435,930
190,896	Sunny Optical Technology Group Co. Ltd. (Information Technology)	1,731,367
15,511	Suzhou Centec Communications Co. Ltd., Class A (Information Technology)*	900,460
32,100	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A (Information Technology)*	946,085
11,489	Suzhou Everbright Photonics Co. Ltd., Class A (Information Technology)*	503,306

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
15,840	Suzhou Maxwell Technologies Co. Ltd., Class A (Information Technology)	$525,658
80,077	Suzhou TFC Optical Communication Co. Ltd., Class A (Information Technology)	3,134,899
111,973	TBEA Co. Ltd., Class A (Industrials)	318,851
2,763,952	TCL Technology Group Corp., Class A (Information Technology)	2,094,152
815,187	Tencent Holdings Ltd. (Communication Services)	47,106,210
877,684	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	1,428,603
20,139	Trip.com Group Ltd. (Consumer Discretionary)*	922,777
24,800	Tsingtao Brewery Co. Ltd., Class A (Consumer Staples)	187,163
88,100	Unigroup Guoxin Microelectronics Co. Ltd., Class A (Information Technology)	837,593
47,934	Vipshop Holdings Ltd. ADR (Consumer Discretionary)	627,935
87,513	Want Want China Holdings Ltd. (Consumer Staples)	34,327
227,524	Weichai Power Co. Ltd., Class A (Industrials)	920,189
283,802	Weichai Power Co. Ltd., Class H (Industrials)	1,152,687
198,005	Western Mining Co. Ltd., Class A (Materials)	1,161,268
2,612,994	Wintime Energy Group Co. Ltd., Class A (Utilities)*	610,658
21,100	Wuhan Jingce Electronic Group Co. Ltd., Class A (Information Technology)	681,306
34,510	WuXi AppTec Co. Ltd., Class H (Health Care)(a)(b)	833,332
1,355,866	Xiaomi Corp., Class B (Information Technology)*(a)	4,777,087
14,100	Yangtze Optical Fibre & Cable Joint Stock Ltd. Co., Class A (Information Technology)	878,511
18,367	Yangtze Optical Fibre & Cable Joint Stock Ltd. Co., Class H (Information Technology)(a)	390,568
202,100	Yankuang Energy Group Co. Ltd., Class A (Energy)	710,569
180,210	Yankuang Energy Group Co. Ltd., Class H (Energy)	320,453
44,824	Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy)	869,124
217,208	Yealink Network Technology Corp. Ltd., Class A (Information Technology)	1,338,555

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
32,954	Yum China Holdings, Inc. (Consumer Discretionary)	$1,481,381
120,944	Yunnan Baiyao Group Co. Ltd., Class A (Health Care)	907,170
40,600	Yunnan Energy New Material Group Co. Ltd., Class A (Materials)*	322,117
62,032	Zangge Mining Co. Ltd., Class A (Materials)	723,830
995,308	Zhejiang Century Huatong Group Co. Ltd., Class A (Communication Services)	2,094,917
186,738	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	713,818
585,300	Zhejiang Dahua Technology Co. Ltd., Class A (Information Technology)	1,430,578
43,338	Zhejiang Leapmotor Technology Co. Ltd., Class H (Consumer Discretionary)*(a)	202,999
118,170	Zhejiang NHU Co. Ltd., Class A (Materials)	475,283
437,931	Zheshang Securities Co. Ltd., Class A (Financials)	612,113
14,600	Zhongji Innolight Co. Ltd., Class A (Information Technology)	1,851,405
1,326,412	Zhongtai Securities Co. Ltd., Class A (Financials)	1,123,442
197,020	Zijin Mining Group Co. Ltd., Class H (Materials)	920,347
656,800	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A (Industrials)	654,063

		360,636,630

Colombia – 0.1%
65,118	Grupo Cibest SA (Financials)	1,718,937

Czech Republic – 0.2%
12,762	CEZ AS (Utilities)	846,913
28,355	Komercni Banka AS (Financials)	1,452,180
196,654	Moneta Money Bank AS (Financials)(a)	1,844,074

		4,143,167

Egypt – 0.3%
1,811,480	Commercial International Bank - Egypt (CIB) (Financials)	4,858,417
363,185	Talaat Moustafa Group (Real Estate)	693,210

		5,551,627

Greece – 1.0%
92,924	Allwyn AG (Consumer Discretionary)	1,457,198
308,046	Alpha Bank SA (Financials)	1,636,698
370,552	Eurobank SA (Financials)	1,973,968

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Greece – (continued)
21,567	GEK TERNA SA (Industrials)	$1,168,437
119,091	Hellenic Telecommunications Organization SA (Communication Services)	2,739,057
40,619	JUMBO SA (Consumer Discretionary)	1,226,760
9,602	Motor Oil Hellas Corinth Refineries SA (Energy)	670,894
123,903	National Bank of Greece SA (Financials)	2,429,468
200,543	Piraeus Bank SA (Financials)*	2,394,735
49,234	Public Power Corp. SA (Utilities)	1,371,422

		17,068,637

Hong Kong – 0.0%
88,056	Kingboard Laminates Holdings Ltd. (Information Technology)	520,970

Hungary – 0.6%
157,157	MOL Hungarian Oil & Gas PLC (Energy)*	2,525,820
40,440	OTP Bank Nyrt (Financials)	5,816,762
51,915	Richter Gedeon Nyrt (Health Care)	2,167,230

		10,509,812

India – 10.7%
8,906	ABB India Ltd. (Industrials)	714,726
43,554	Adani Energy Solutions Ltd. (Utilities)*	648,588
283,856	Adani Power Ltd. (Utilities)*	590,489
170,437	Aditya Birla Capital Ltd. (Financials)*	733,095
24,014	Alkem Laboratories Ltd. (Health Care)	1,344,620
81,653	Ambuja Cements Ltd. (Materials)	344,134
44,420	APL Apollo Tubes Ltd. (Materials)*	1,037,635
20,846	Apollo Hospitals Enterprise Ltd. (Health Care)	1,948,894
26,116	Asian Paints Ltd. (Materials)	728,099
75,223	AU Small Finance Bank Ltd. (Financials)(a)	858,438
126,571	Aurobindo Pharma Ltd. (Health Care)*	2,283,248
173,280	Axis Bank Ltd. (Financials)	2,366,685
4,458	Bajaj Auto Ltd. (Consumer Discretionary)	568,132
87,466	Bajaj Finance Ltd. (Financials)	971,321
27,949	Bajaj Finserv Ltd. (Financials)	593,446
635,634	Bank of Baroda (Financials)	1,593,405
208,266	Bharat Electronics Ltd. (Industrials)	906,858
60,877	Bharat Forge Ltd. (Consumer Discretionary)	1,346,274
160,457	Bharat Heavy Electricals Ltd. (Industrials)	746,221

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
402,622	Bharat Petroleum Corp. Ltd. (Energy)	$1,370,750
207,679	Bharti Airtel Ltd. (Communication Services)	3,953,442
32,822	Britannia Industries Ltd. (Consumer Staples)	1,810,393
79,096	BSE Ltd. (Financials)	2,727,355
868,799	Canara Bank (Financials)	1,158,323
90,773	Cipla Ltd. (Health Care)	1,343,934
225,203	Coal India Ltd. (Energy)	950,558
89,882	Colgate-Palmolive India Ltd. (Consumer Staples)	1,791,950
15,166	Cummins India Ltd. (Industrials)	813,421
199,644	Dabur India Ltd. (Consumer Staples)	799,153
8,211	Divi’s Laboratories Ltd. (Health Care)	816,690
107,169	Dr Reddy’s Laboratories Ltd. (Health Care)	1,299,793
9,432	Eicher Motors Ltd. (Consumer Discretionary)	788,153
550,857	Eternal Ltd. (Consumer Discretionary)*	1,898,863
299,473	Federal Bank Ltd. (Financials)	1,122,301
77,468	Fortis Healthcare Ltd. (Health Care)	738,126
631,732	FSN E-Commerce Ventures Ltd. (Consumer Discretionary)*	2,320,015
745,528	GAIL India Ltd. (Utilities)	1,390,308
26,199	GE Vernova T&D India Ltd. (Industrials)	1,223,558
32,980	Grasim Industries Ltd. (Materials)	1,168,041
138,308	Havells India Ltd. (Industrials)	1,807,803
180,364	HCL Technologies Ltd. (Information Technology)	2,486,557
60,189	HDFC Asset Management Co. Ltd. (Financials)(a)	1,658,116
991,197	HDFC Bank Ltd. (Financials)	7,383,373
150,225	HDFC Life Insurance Co. Ltd. (Financials)(a)	857,572
27,510	Hero MotoCorp Ltd. (Consumer Discretionary)	1,575,200
235,521	Hindalco Industries Ltd. (Materials)	2,512,678
311,600	Hindustan Petroleum Corp. Ltd. (Energy)	1,197,376
2,723	Hitachi Energy India Ltd. (Industrials)	965,826
543,654	ICICI Bank Ltd. (Financials)	8,304,923
39,426	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	649,042
187,483	ICICI Prudential Life Insurance Co. Ltd. (Financials)(a)	1,018,458
70,774	Indian Bank (Financials)	668,284
168,750	Indian Hotels Co. Ltd. (Consumer Discretionary)	1,308,247

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
1,119,552	Indian Oil Corp. Ltd. (Energy)	$1,636,491
179,933	Indus Towers Ltd. (Communication Services)	734,997
64,927	IndusInd Bank Ltd. (Financials)	693,464
301,937	Infosys Ltd. (Information Technology)	3,596,677
17,083	InterGlobe Aviation Ltd. (Industrials)*(a)	939,391
320,211	ITC Ltd. (Consumer Staples)	859,559
53,109	Jindal Steel Ltd. (Materials)	665,611
81,480	JSW Steel Ltd. (Materials)	1,119,458
122,669	Kotak Mahindra Bank Ltd. (Financials)	540,520
283,526	L&T Finance Ltd. (Financials)	956,195
38,834	Larsen & Toubro Ltd. (Industrials)	1,650,321
35,620	Laurus Labs Ltd. (Health Care)(a)	716,657
106,236	Lenskart Solutions Ltd. (Consumer Discretionary)*	739,334
33,569	LTM Ltd. (Information Technology)(a)	1,601,190
76,290	Lupin Ltd. (Health Care)	1,754,054
45,362	Mahindra & Mahindra Ltd. (Consumer Discretionary)	1,564,154
187,196	Marico Ltd. (Consumer Staples)	1,612,720
6,588	Maruti Suzuki India Ltd. (Consumer Discretionary)	937,660
85,696	Mphasis Ltd. (Information Technology)	2,185,498
844	MRF Ltd. (Consumer Discretionary)	1,185,956
46,633	Multi Commodity Exchange of India Ltd. (Financials)	1,665,792
53,612	Muthoot Finance Ltd. (Financials)	1,677,451
418,796	National Aluminium Co. Ltd. (Materials)	1,678,594
154,253	Nestle India Ltd. (Consumer Staples)	2,425,264
966,771	NHPC Ltd. (Utilities)	779,257
2,738,957	NMDC Ltd. (Materials)	2,538,063
251,802	NTPC Ltd. (Utilities)	866,137
43,583	Oberoi Realty Ltd. (Real Estate)	855,348
552,383	Oil & Natural Gas Corp. Ltd. (Energy)	1,345,248
21,797	Oracle Financial Services Software Ltd. (Information Technology)	2,871,725
6,207	Page Industries Ltd. (Consumer Discretionary)	2,334,605
33,269	Persistent Systems Ltd. (Information Technology)	1,955,463
553,644	Petronet LNG Ltd. (Energy)	1,748,510
57,050	Phoenix Mills Ltd. (The) (Real Estate)	1,138,827
12,094	PI Industries Ltd. (Materials)	301,139

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
131,646	Pidilite Industries Ltd. (Materials)	$2,334,272
11,114	Polycab India Ltd. (Industrials)	1,102,861
472,648	Power Finance Corp. Ltd. (Financials)	1,669,988
914,560	Punjab National Bank (Financials)	1,097,592
425,970	REC Ltd. (Financials)	1,446,883
473,709	Reliance Industries Ltd. (Energy)	6,355,521
1,467,505	Samvardhana Motherson International Ltd. (Consumer Discretionary)	2,631,545
35,704	SBI Life Insurance Co. Ltd. (Financials)(a)	652,889
4,487	Shree Cement Ltd. (Materials)	1,093,686
134,344	Shriram Finance Ltd. (Financials)	1,566,573
7,702	Solar Industries India Ltd. (Materials)	1,627,125
208,618	State Bank of India (Financials)	2,323,305
85,325	Sun Pharmaceutical Industries Ltd. (Health Care)	1,779,269
20,017	Supreme Industries Ltd. (Industrials)	748,472
387,952	Swiggy Ltd. (Consumer Discretionary)*	1,149,004
58,646	Tata Communications Ltd. (Communication Services)	1,061,874
97,800	Tata Consultancy Services Ltd. (Information Technology)	2,465,313
408,212	Tata Motors Ltd. (Industrials)	2,020,447
310,863	Tata Motors Passenger Vehicles Ltd. (Consumer Discretionary)	1,008,707
79,542	Tata Power Co. Ltd. (The) (Utilities)	289,984
1,052,842	Tata Steel Ltd. (Materials)	2,039,177
167,972	Tech Mahindra Ltd. (Information Technology)	2,873,028
21,923	Titan Co. Ltd. (Consumer Discretionary)	1,175,231
39,967	Torrent Pharmaceuticals Ltd. (Health Care)	2,127,234
69,055	Trent Ltd. (Consumer Discretionary)	2,089,398
33,320	TVS Motor Co. Ltd. (Consumer Discretionary)	1,519,754
9,485	UltraTech Cement Ltd. (Materials)	1,141,015
707,639	Union Bank of India Ltd. (Financials)	1,402,397
223,062	UPL Ltd. (Materials)	1,317,661
293,309	Vedanta Ltd. (Materials)	857,297
4,767,523	Vodafone Idea Ltd. (Communication Services)*	717,774
48,320	Voltas Ltd. (Industrials)	606,353
316,665	Wipro Ltd. (Information Technology)	613,826

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
2,639,301	Yes Bank Ltd. (Financials)*	$633,058
115,156	Zydus Lifesciences Ltd. (Health Care)	1,405,011

		187,017,744

Indonesia – 0.3%
2,779,152	Astra International Tbk PT (Industrials)	753,030
3,115,840	Bank Central Asia Tbk PT (Financials)	1,138,869
5,760,923	Bank Mandiri Persero Tbk PT (Financials)	1,375,597
5,081,851	Bank Rakyat Indonesia Persero Tbk PT (Financials)	932,318
2,987,407	Telkom Indonesia Persero Tbk PT (Communication Services)	438,457
478,562	United Tractors Tbk PT (Energy)	653,751

		5,292,022

Kazakhstan – 0.0%
70,023	Solidcore Resources PLC (Materials)*(c)	0

Kuwait – 0.3%
853,385	Kuwait Finance House KSCP (Financials)	2,126,558
898,104	Mobile Telecommunications Co. KSCP (Communication Services)	1,758,424
584,104	National Bank of Kuwait SAKP (Financials)	1,652,126
507,994	Warba Bank KSCP (Financials)	455,386

		5,992,494

Mexico – 1.9%
2,218,459	America Movil SAB de CV, Series B (Communication Services)	2,554,280
54,369	Arca Continental SAB de CV (Consumer Staples)	621,809
1,201,438	Cemex SAB de CV, Series CPO (Materials)	1,292,309
116,902	Coca-Cola Femsa SAB de CV (Consumer Staples)	1,296,837
390,651	Fibra Uno Administracion SA de CV REIT (Real Estate)	672,271
199,252	Fomento Economico Mexicano SAB de CV (Consumer Staples)	2,400,013
69,403	Gruma SAB de CV, Class B (Consumer Staples)	1,007,358
56,880	Grupo Aeroportuario del Centro Norte SAB de CV (Industrials)	703,160
46,493	Grupo Aeroportuario del Sureste SAB de CV, Class B (Industrials)	1,190,291
479,933	Grupo Bimbo SAB de CV, Series A (Consumer Staples)(b)	1,667,330

Shares	Description	Value

Common Stocks – (continued)

Mexico – (continued)
367,826	Grupo Financiero Banorte SAB de CV, Class O (Financials)	$4,156,448
129,073	Grupo Financiero Inbursa SAB de CV, Class O (Financials)	334,963
204,692	Grupo Mexico SAB de CV, Series B (Materials)	2,807,698
45,166	Industrias Penoles SAB de CV (Materials)	2,396,860
636,764	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	1,492,480
157,900	Prologis Property Mexico SA de CV REIT (Real Estate)	714,693
47,095	Promotora y Operadora de Infraestructura SAB de CV (Industrials)	724,545
1,594,485	Sigma Foods SAB de CV (Consumer Staples)	1,746,914
12,908	Southern Copper Corp. (Materials)	2,696,094
480,935	Wal-Mart de Mexico SAB de CV (Consumer Staples)	1,329,138

		31,805,491

Netherlands – 0.0%
40,500	Nebius Group NV, Class A (Information Technology)*(c)	0

Peru – 0.2%
20,911	Cia de Minas Buenaventura SAA ADR (Materials)	717,247
7,493	Credicorp Ltd. (Financials)	2,745,286

		3,462,533

Philippines – 0.3%
52,203	Ayala Corp. (Industrials)	415,058
77,030	International Container Terminal Services, Inc. (Industrials)	1,094,994
991,205	Metropolitan Bank & Trust Co. (Financials)	1,061,934
62,574	PLDT, Inc. (Communication Services)	1,135,745
140,519	SM Investments Corp. (Industrials)	1,252,669

		4,960,400

Poland – 1.2%
84,773	Allegro.eu SA (Consumer Discretionary)*(a)	1,037,136
12,022	Asseco Poland SA (Information Technology)	772,648
44,243	Bank Polska Kasa Opieki SA (Financials)	3,074,895
129,712	Dino Polska SA (Consumer Staples)*(a)	1,251,871
1,125	Erste Bank Polska SA (Financials)	217,332

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Poland – (continued)
11,957	KGHM Polska Miedz SA (Materials)	$1,145,650
494	LPP SA (Consumer Discretionary)	2,761,487
2,766	mBank SA (Financials)*	1,011,268
77,126	ORLEN SA (Energy)	3,190,507
110,359	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)	3,373,483
117,689	Powszechny Zaklad Ubezpieczen SA (Financials)	2,342,384

		20,178,661

Qatar – 0.4%
27,109	Al Rayan Bank (Financials)	14,154
718,163	Commercial Bank PSQC (The) (Financials)	828,422
194,761	Dukhan Bank (Financials)	172,509
58,819	Industries Qatar QSC (Industrials)	161,385
3,969,732	Mesaieed Petrochemical Holding Co. (Materials)	1,187,322
230,828	Ooredoo QPSC (Communication Services)	801,970
541,342	Qatar Gas Transport Co. Ltd. (Energy)	643,782
129,175	Qatar Islamic Bank (Financials)	769,870
546,944	Qatar National Bank QPSC (Financials)	2,508,642

		7,088,056

Romania – 0.1%
131,403	NEPI Rockcastle NV (Real Estate)*	1,238,257

Russia – 0.0%
1,256,908	Gazprom PJSC (Energy)*(c)	0
1,190,600	GMK Norilskiy Nickel PAO (Materials)*(c)	0
35,708,229	Inter RAO UES PJSC (Utilities)*(c)	0
62,206	LUKOIL PJSC (Energy)*(c)	0
824,628	Moscow Exchange MICEX-RTS PJSC (Financials)*(c)	0
839,494	Novolipetsk Steel PJSC (Materials)*(c)	0
127,440	PhosAgro PJSC, GDR (Materials)*(c)	0
820	PhosAgro PJSC NPV (Materials)*(c)	0
112,870	Polyus PJSC (Materials)*(c)	0
90,086	Rosneft Oil Co. PJSC (Energy)*(c)	0
1,661,273	Sberbank of Russia PJSC (Financials)*(c)	0
152,107	Severstal PAO (Materials)*(c)	0
3,362,523	Surgutneftegas PJSC (Energy)*(c)	0
277,377	Tatneft PJSC (Energy)*(c)	0

Shares	Description	Value

Common Stocks – (continued)

Russia – (continued)
1,366	T-Tekhnologii MKPAO (Financials)*(c)	$0
159,827	VTB Bank PJSC (Financials)*(c)	0

		0

Saudi Arabia – 1.5%
266,424	Al Rajhi Bank (Financials)	4,786,209
107,851	Alinma Bank (Financials)	738,808
110,750	Arab National Bank (Financials)	658,376
80,648	Bank AlBilad (Financials)	561,052
282,426	Banque Saudi Fransi (Financials)	1,648,099
52,097	Etihad Etisalat Co. (Communication Services)	928,272
494,394	Jarir Marketing Co. (Consumer Discretionary)	2,262,209
185,847	Riyad Bank (Financials)	1,034,518
12,926	SABIC Agri-Nutrients Co. (Materials)	449,618
48,194	Saudi Arabian Mining Co. (Materials)*	848,459
502,961	Saudi Arabian Oil Co. (Energy)(a)	3,490,961
177,411	Saudi Awwal Bank (Financials)	1,611,281
234,508	Saudi Energy Co. (Utilities)	1,091,156
375,943	Saudi Investment Bank (The) (Financials)	1,468,887
251,460	Saudi National Bank (The) (Financials)	2,899,968
210,201	Saudi Telecom Co. (Communication Services)	2,503,646

		26,981,519

South Africa – 2.8%
159,243	Absa Group Ltd. (Financials)	2,260,036
77,501	Bid Corp. Ltd. (Consumer Staples)	2,162,180
116,961	Bidvest Group Ltd. (Industrials)	1,695,192
16,390	Capitec Ltd. (Financials)	4,725,222
172,799	Clicks Group Ltd. (Consumer Staples)	2,126,351
89,579	Discovery Ltd. (Financials)	1,434,212
555,857	FirstRand Ltd. (Financials)	3,283,551
80,183	Gold Fields Ltd. (Materials)	3,680,837
79,436	Harmony Gold Mining Co. Ltd. (Materials)	1,543,445
79,985	Impala Platinum Holdings Ltd. (Materials)	1,114,897
224,383	MTN Group Ltd. (Communication Services)	2,628,967
48,839	Naspers Ltd., Class N (Consumer Discretionary)	2,386,212
80,101	Nedbank Group Ltd. (Financials)(b)	1,462,417
445,627	OUTsurance Group Ltd. (Financials)	2,415,820
1,403,798	Pepkor Holdings Ltd. (Consumer Discretionary)(a)	1,715,239
129,436	Remgro Ltd. (Financials)	1,557,369

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

South Africa – (continued)
410,303	Sanlam Ltd. (Financials)	$2,204,229
160,119	Sasol Ltd. (Materials)*	1,935,579
139,501	Shoprite Holdings Ltd. (Consumer Staples)	2,665,629
210,606	Standard Bank Group Ltd. (Financials)	4,148,616
18,442	Valterra Platinum Ltd. (Materials)	1,574,084
104,023	Vodacom Group Ltd. (Communication Services)	963,608

		49,683,692

South Korea – 18.5%
3,045	Alteogen, Inc. (Health Care)*	684,157
20,167	Amorepacific Corp. (Consumer Staples)(b)	2,169,065
11,207	APR Corp. (Consumer Staples)(b)	3,803,633
4,899	Celltrion, Inc. (Health Care)*	676,181
14,746	DB Insurance Co. Ltd. (Financials)	1,951,265
557	Doosan Co. Ltd. (Industrials)	514,022
24,377	Doosan Enerbility Co. Ltd. (Industrials)*	1,469,460
39,841	Hana Financial Group, Inc. (Financials)	3,967,798
36,014	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	1,752,545
17,736	Hanmi Semiconductor Co. Ltd. (Information Technology)(b)	2,857,510
1,577	Hanwha Aerospace Co. Ltd. (Industrials)	1,269,804
7,396	Hanwha Ocean Co. Ltd. (Industrials)*	475,558
12,004	HD Hyundai Co. Ltd. (Energy)	1,920,851
2,303	HD Hyundai Electric Co. Ltd. (Industrials)	1,314,221
2,578	HD Hyundai Heavy Industries Co. Ltd. (Industrials)(b)	846,713
8,498	HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (Industrials)	2,163,929
595	Hyosung Heavy Industries Corp. (Industrials)	1,288,167
11,886	Hyundai Glovis Co. Ltd. (Industrials)	1,802,093
6,440	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	2,133,962
4,959	Hyundai Motor Co. (Consumer Discretionary)	1,462,046
6,764	Hyundai Rotem Co. Ltd. (Industrials)	673,138
155,265	Industrial Bank of Korea (Financials)	2,348,375
44,563	Kakao Corp. (Communication Services)	1,190,105
45,848	KakaoBank Corp. (Financials)	731,973
37,833	KB Financial Group, Inc. (Financials)	4,790,632

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
27,885	Kia Corp. (Consumer Discretionary)	$2,669,103
6,575	Korea Aerospace Industries Ltd. (Industrials)	629,348
65,481	Korea Electric Power Corp. (Utilities)	1,526,263
21,290	Korea Investment Holdings Co. Ltd. (Financials)	2,989,871
108,676	Korean Air Lines Co. Ltd. (Industrials)	2,231,328
10,613	Krafton, Inc. (Communication Services)*	1,760,303
8,170	KT&G Corp. (Consumer Staples)	1,063,186
23,424	LG Corp. (Industrials)	2,043,567
41,873	LG Electronics, Inc. (Consumer Discretionary)	6,623,926
2,477	LG Innotek Co. Ltd. (Information Technology)	1,161,942
267,074	LG Uplus Corp. (Communication Services)	2,925,208
6,844	LS Electric Co. Ltd. (Industrials)	1,037,652
30,935	Meritz Financial Group, Inc. (Financials)*	2,762,134
90,929	Mirae Asset Securities Co. Ltd. (Financials)(b)	2,305,448
11,145	NAVER Corp. (Communication Services)	1,767,109
126,685	NH Investment & Securities Co. Ltd. (Financials)	2,457,611
3,156	POSCO Holdings, Inc. (Materials)	780,583
11,703	Samsung C&T Corp. (Industrials)	3,219,479
8,351	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	8,896,506
646,277	Samsung Electronics Co. Ltd. (Information Technology)	122,776,575
2,803	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	1,361,972
77,882	Samsung Heavy Industries Co. Ltd. (Industrials)*	1,189,342
5,084	Samsung Life Insurance Co. Ltd. (Financials)	1,136,712
3,759	Samsung SDI Co. Ltd. (Information Technology)*	1,584,790
11,464	Samsung SDS Co. Ltd. (Information Technology)	2,010,346
1,437	Samyang Foods Co. Ltd. (Consumer Staples)(b)	1,607,516
55,076	Shinhan Financial Group Co. Ltd. (Financials)	4,382,417
64,660	SK hynix, Inc. (Information Technology)	79,088,733
6,402	SK Square Co. Ltd. (Industrials)*	4,850,851

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
69,626	SK Telecom Co. Ltd. (Communication Services)	$4,792,320
1,494	SK, Inc. (Industrials)	594,936
6,744	S-Oil Corp. (Energy)	739,642
140,091	Woori Financial Group, Inc. (Financials)	3,459,795
19,519	Yuhan Corp. (Health Care)	1,193,731

		323,877,448

Taiwan – 25.5%
48,146	Accton Technology Corp. (Information Technology)	3,088,617
187,690	Advantech Co. Ltd. (Information Technology)	4,005,615
3,715	Alchip Technologies Ltd. (Information Technology)	477,228
247,817	ASE Technology Holding Co. Ltd. (Information Technology)	4,562,295
28,496	Asia Vital Components Co. Ltd. (Information Technology)	3,076,691
8,874	ASPEED Technology, Inc. (Information Technology)	4,494,068
58,511	Asustek Computer, Inc. (Information Technology)	1,842,648
22,070	Bizlink Holding, Inc. (Industrials)	1,509,738
1,024,173	Cathay Financial Holding Co. Ltd. (Financials)	3,567,591
479,770	Chailease Holding Co. Ltd. (Financials)	1,769,532
2,850,818	Chang Hwa Commercial Bank Ltd. (Financials)	2,260,200
2,697,518	China Steel Corp. (Materials)	1,611,436
59,369	Chroma ATE, Inc. (Information Technology)	3,668,219
388,076	Chunghwa Telecom Co. Ltd. (Communication Services)	1,663,777
2,021,076	CTBC Financial Holding Co. Ltd. (Financials)	4,122,174
230,570	Delta Electronics, Inc. (Information Technology)	13,373,961
132,000	E Ink Holdings, Inc. (Information Technology)	651,220
1,610,721	E.Sun Financial Holding Co. Ltd. (Financials)	2,018,352
33,784	Elite Material Co. Ltd. (Information Technology)	5,841,537
1,624,239	Eva Airways Corp. (Industrials)	2,150,496
198,000	Far EasTone Telecommunications Co. Ltd. (Communication Services)	630,414
1,398,052	First Financial Holding Co. Ltd. (Financials)	1,555,742
985,503	Formosa Chemicals & Fibre Corp. (Materials)	2,121,867
38,332	Fortune Electric Co. Ltd. (Industrials)	880,904
946,175	Fubon Financial Holding Co. Ltd. (Financials)	4,295,101

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
120,165	Gigabyte Technology Co. Ltd. (Information Technology)	$1,356,127
9,459	Global Unichip Corp. (Information Technology)	1,818,924
33,906	Gold Circuit Electronics Ltd. (Information Technology)	1,245,208
1,031,350	Hon Hai Precision Industry Co. Ltd. (Information Technology)	8,128,034
10,650	Hon Precision, Inc. (Information Technology)	1,967,373
80,918	Hotai Motor Co. Ltd. (Consumer Discretionary)	1,308,585
1,568,990	Hua Nan Financial Holdings Co. Ltd. (Financials)	2,045,197
2,191,592	Innolux Corp. (Information Technology)	3,444,009
618,933	Inventec Corp. (Information Technology)	1,301,394
9,986	Jentech Precision Industrial Co. Ltd. (Information Technology)	1,885,636
2,669,061	KGI Financial Holding Co. Ltd. (Financials)	2,848,109
14,566	King Slide Works Co. Ltd. (Information Technology)	6,511,124
34,293	King Yuan Electronics Co. Ltd. (Information Technology)	277,829
3,000	Largan Precision Co. Ltd. (Information Technology)	723,473
110,721	Lite-On Technology Corp. (Information Technology)	1,064,558
27,775	Lotes Co. Ltd. (Information Technology)	1,479,722
198,457	MediaTek, Inc. (Information Technology)	24,555,316
1,103,783	Mega Financial Holding Co. Ltd. (Financials)	1,689,322
8,192	MPI Corp. (Information Technology)	1,324,789
315,162	Nan Ya Plastics Corp. (Materials)	2,409,268
98,000	Nanya Technology Corp. (Information Technology)	1,677,511
175,589	Novatek Microelectronics Corp. (Information Technology)	2,989,032
851,980	Pegatron Corp. (Information Technology)	2,446,737
64,611	PharmaEssentia Corp. (Health Care)	2,841,320
21,000	Phison Electronics Corp. (Information Technology)	1,433,232
257,015	President Chain Store Corp. (Consumer Staples)	1,754,106
139,502	Quanta Computer, Inc. (Information Technology)	1,488,602
184,971	Realtek Semiconductor Corp. (Information Technology)	4,204,151

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
701,362	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)	$948,504
1,949,784	SinoPac Financial Holdings Co. Ltd. (Financials)	2,526,200
1,669,574	Taishin Financial Holding Co. Ltd. (Financials)	2,028,941
195,153	Taiwan Business Bank (Financials)	104,276
1,882,374	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	1,516,129
329,790	Taiwan Mobile Co. Ltd. (Communication Services)	1,205,966
3,357,104	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	254,518,477
80,835	Unimicron Technology Corp. (Information Technology)	2,545,683
846,699	Uni-President Enterprises Corp. (Consumer Staples)	2,033,871
1,279,084	United Microelectronics Corp. (Information Technology)	5,201,495
110,071	Vanguard International Semiconductor Corp. (Information Technology)	525,684
152,889	Wan Hai Lines Ltd. (Industrials)	549,440
272,000	Winbond Electronics Corp. (Information Technology)	1,564,845
198,333	Wistron Corp. (Information Technology)	1,112,896
4,995	Wiwynn Corp. (Information Technology)	1,117,191
137,087	Yageo Corp. (Information Technology)	2,355,224
1,224,913	Yuanta Financial Holding Co. Ltd. (Financials)	2,525,355
109,282	Zhen Ding Technology Holding Ltd. (Information Technology)	1,722,495

		445,560,783

Thailand – 1.2%
166,027	Advanced Info Service PCL, NVDR (Communication Services)	1,777,430
317,000	Airports of Thailand PCL, NVDR (Industrials)	607,042
697,787	Bangkok Dusit Medical Services PCL, NVDR (Health Care)	412,443
167,692	Bumrungrad Hospital PCL, NVDR (Health Care)	968,426
695,996	Central Pattana PCL, NVDR (Real Estate)	1,411,512
1,818,616	Charoen Pokphand Foods PCL, NVDR (Consumer Staples)	1,294,311
646,144	CP ALL PCL, NVDR (Consumer Staples)	901,211

Shares	Description	Value

Common Stocks – (continued)

Thailand – (continued)
437,728	Delta Electronics Thailand PCL, NVDR (Information Technology)	$3,286,920
172,476	Kasikornbank PCL, NVDR (Financials)	1,289,929
1,079,208	Krung Thai Bank PCL, NVDR (Financials)	1,407,592
2,403,023	Minor International PCL, NVDR (Consumer Discretionary)	1,608,779
161,299	PTT Exploration & Production PCL, NVDR (Energy)	722,343
1,377,396	PTT PCL, NVDR (Energy)	1,692,668
334,490	SCB X PCL, NVDR (Financials)	1,523,160
162,229	Siam Cement PCL (The), NVDR (Materials)	1,276,893
10,719,369	TMBThanachart Bank PCL, NVDR (Financials)	963,321
1,092,320	True Corp. PCL, NVDR (Communication Services)	431,526

		21,575,506

Turkey – 0.7%
1,310,339	Akbank TAS (Financials)(b)	1,951,160
138,880	Aselsan Elektronik Sanayi Ve Ticaret AS (Industrials)	1,111,708
96,423	Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS (Industrials)*	650,950
87,628	BIM Birlesik Magazalar AS (Consumer Staples)(b)	736,404
1,475,858	Eregli Demir ve Celik Fabrikalari TAS (Materials)(b)	1,186,137
368,839	Haci Omer Sabanci Holding AS (Financials)	712,418
151,101	Turk Hava Yollari AO (Industrials)(b)	946,490
658,908	Turkcell Iletisim Hizmetleri AS (Communication Services)(b)	1,297,954
3,817,916	Turkiye Is Bankasi AS, Class C (Financials)(b)	1,000,128
192,778	Turkiye Petrol Rafinerileri AS (Energy)	1,599,084
2,270,638	Yapi ve Kredi Bankasi AS (Financials)*(b)	1,718,546

		12,910,979

United Arab Emirates – 1.2%
359,714	Abu Dhabi Commercial Bank PJSC (Financials)	1,482,771
413,702	Abu Dhabi Islamic Bank PJSC (Financials)	2,579,372
1,393,475	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)	1,517,575
521,968	Adnoc Gas PLC (Energy)	461,868
273,615	Air Arabia PJSC (Industrials)	370,243

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description		Value

Common Stocks – (continued)

United Arab Emirates – (continued)
386,533	Aldar Properties PJSC (Real Estate)		$808,237
745,677	Dubai Islamic Bank PJSC (Financials)		1,461,753
222,736	Emaar Development PJSC (Real Estate)		773,806
619,308	Emaar Properties PJSC (Real Estate)		1,821,048
333,256	Emirates Integrated Telecommunications Co. PJSC (Communication Services)		1,030,735
269,500	Emirates NBD Bank PJSC (Financials)		2,221,803
408,314	Emirates Telecommunications Group Co. PJSC (Communication Services)		2,379,025
432,914	First Abu Dhabi Bank PJSC (Financials)		2,329,054
817,611	Salik Co. PJSC (Industrials)		1,202,074

			20,439,364

United States – 0.3%
9,112	Aura Minerals, Inc. (Materials)		761,581
124,694	BeOne Medicines Ltd., Class H (Health Care)*		3,426,210
22,162	Legend Biotech Corp. ADR (Health Care)*		460,526

			4,648,317

TOTAL COMMON STOCKS (Cost $963,894,872)			1,637,834,850

Shares	Description	Rate	Value

Preferred Stocks – 2.0%

Brazil – 0.9%
49,639	Axia Energia SA (Utilities)*	0.00%	509,152
398,081	Banco Bradesco SA (Financials)	9.03	1,320,841
647,835	Cia Energetica de Minas Gerais (Utilities)	10.61	1,337,985
449,467	Gerdau SA (Materials)	3.33	2,059,594
759,885	Itau Unibanco Holding SA (Financials)	7.84	5,796,529
888,190	Itausa SA (Financials)	8.60	2,245,848
372,150	Petroleo Brasileiro SA - Petrobras (Energy)	8.17	3,233,901

			16,503,850

Shares	Description	Rate	Value

Preferred Stocks – (continued)

Chile – 0.1%
9,978	Sociedad Quimica y Minera de Chile SA, Class B (Materials)	1.22%	$812,223

Colombia – 0.1%
99,384	Grupo Cibest SA (Financials)	4.81	2,264,823

Russia – 0.0%
3,212,489	Surgutneftegas PJSC (Energy)*(c)	0.00	0

South Korea – 0.9%
118,155	Samsung Electronics Co. Ltd. (Information Technology)	0.90	16,101,058

TOTAL PREFERRED STOCKS (Cost $19,097,472)			35,681,954

Shares	Description		Value

Exchange-Traded Fund – 0.5%

Malaysia – 0.5%
331,159	iShares MSCI Malaysia ETF
(Cost $9,507,789)			9,401,604

Shares	Dividend Rate		Value

Investment Company – 5.9%(d)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
102,397,538	3.574%(e)		102,397,538
(Cost $102,397,538)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $1,094,897,671)			1,785,315,946

Securities Lending Reinvestment Vehicle – 1.2%(d)

Goldman Sachs Financial Square Government Fund - Institutional Shares
20,686,504	3.585%(e)		20,686,504
(Cost $20,686,504)

TOTAL INVESTMENTS – 103.2% (Cost $1,115,584,175)			$1,806,002,450

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.2)%			(55,998,330)

NET ASSETS – 100.0%			$1,750,004,120

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.
(e)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Information Technology	39.1%
Financials	19.1
Consumer Discretionary	7.1
Communication Services	6.0
Investment Company	5.7
Materials	5.2
Industrials	4.7
Consumer Staples	3.2
Health Care	2.9
Energy	2.8
Utilities	1.8
Real Estate	0.8
Exchange-Traded Fund	0.5
Securities Lending Reinvestment Vehicle	1.1

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
MSCI Emerging Markets Index	780	09/18/26	$66,732,900	$(657,495)

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ACTIVEBETA ® EUROPE EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.2%

Australia – 0.9%
78,358	Glencore PLC (Materials)	$632,753
9,842	Rio Tinto PLC (Materials)	1,024,002

		1,656,755

Austria – 0.9%
1,320	BAWAG Group AG (Financials)(a)	275,690
2,159	Erste Group Bank AG (Financials)	304,208
5,484	OMV AG (Energy)	436,360
7,184	Raiffeisen Bank International AG (Financials)	532,407

		1,548,665

Belgium – 1.7%
7,325	Ageas SA/NV (Financials)	642,409
4,909	Anheuser-Busch InBev SA/NV (Consumer Staples)	389,353
606	Argenx SE (Health Care)*	616,361
267	D’ieteren Group (Consumer Discretionary)	55,423
913	Elia Group SA/NV (Utilities)	136,067
4,971	Groupe Bruxelles Lambert NV (Financials)	426,433
1,618	KBC Group NV (Financials)	246,211
3	Lotus Bakeries NV (Consumer Staples)	44,466
405	Sofina SA (Financials)	116,107
930	Syensqo SA (Materials)	87,719
516	UCB SA (Health Care)	129,048

		2,889,597

Brazil – 0.3%
10,811	Yara International ASA (Materials)	527,276

Chile – 0.1%
2,481	Antofagasta PLC (Materials)	135,861

China – 0.0%
871	Prosus NV (Consumer Discretionary)*	38,781

Denmark – 2.2%
342	Carlsberg AS, Class B (Consumer Staples)	46,948
873	Coloplast A/S, Class B (Health Care)	62,240
7,123	Danske Bank A/S (Financials)	412,417
5,756	Demant A/S (Health Care)*	258,136
637	Genmab A/S (Health Care)*	210,047
33,605	Novo Nordisk A/S, Class B (Health Care)	1,526,907
3,669	Orsted AS (Utilities)*(a)	77,510
6,418	Pandora A/S (Consumer Discretionary)	847,914
9,736	Tryg A/S (Financials)	233,139

Shares	Description	Value

Common Stocks – (continued)

Denmark – (continued)
8,569	Vestas Wind Systems A/S (Industrials)	$284,688

		3,959,946

Finland – 2.1%
6,054	Elisa OYJ (Communication Services)	247,257
4,849	Fortum OYJ (Utilities)	116,707
16,521	Kesko OYJ, Class B (Consumer Staples)	430,642
2,983	Kone OYJ, Class B (Industrials)	182,886
7,519	Neste OYJ (Energy)	278,442
47,135	Nokia OYJ (Information Technology)	477,876
30,405	Nordea Bank Abp (Financials)	622,135
9,097	Orion OYJ, Class B (Health Care)	835,856
30,076	Sampo OYJ, Class A (Financials)	339,790
3,343	Stora Enso OYJ, Class R (Materials)	39,318
3,811	UPM-Kymmene OYJ (Materials)	106,510
4,466	Wartsila OYJ Abp (Industrials)	144,685

		3,822,104

France – 12.4%
995	Abivax SA (Health Care)*	112,748
5,857	Accor SA (Consumer Discretionary)	316,499
4,171	Air Liquide SA (Materials)	821,427
2,509	Airbus SE (Industrials)	574,847
19,077	Alstom SA (Industrials)*	362,535
1,646	Amundi SA (Financials)(a)	180,492
19,465	AXA SA (Financials)	974,515
16,796	Ayvens SA (Industrials)(a)	222,417
2,494	BioMerieux (Health Care)	217,422
11,571	BNP Paribas SA (Financials)	1,381,454
21,278	Bouygues SA (Industrials)	1,092,965
15,693	Bureau Veritas SA (Industrials)(b)	497,287
5,210	Capgemini SE (Information Technology)	649,071
50,229	Carrefour SA (Consumer Staples)	914,574
6,812	Cie de Saint-Gobain SA (Industrials)	619,732
9,111	Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	370,417
1,520	Covivio SA REIT (Real Estate)	88,458
28,252	Credit Agricole SA (Financials)	607,617
2,014	Danone SA (Consumer Staples)	150,381
1,585	Dassault Systemes (Information Technology)	42,052
7,527	Eiffage SA (Industrials)	953,027
16,001	Engie SA (Utilities)	457,235
936	EssilorLuxottica SA (Health Care)	174,342

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA ® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
2,500	Gecina SA REIT (Real Estate)	$198,634
21,041	Getlink SE (Industrials)	460,717
235	Hermes International SCA (Consumer Discretionary)	431,575
5,077	Holcim AG (Materials)*	446,402
3,620	Ipsen SA (Health Care)	685,835
4,287	Klepierre SA REIT (Real Estate)	186,543
1,345	Legrand SA (Industrials)	213,339
2,575	L’Oreal SA (Consumer Staples)	1,150,685
1,522	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	801,415
14,280	Orange SA (Communication Services)	255,533
1,312	Publicis Groupe SA (Communication Services)	153,850
10,464	Renault SA (Consumer Discretionary)	361,246
6,952	Rexel SA (Industrials)	290,232
1,679	Safran SA (Industrials)	657,260
11,136	Societe Generale SA (Financials)	939,770
18,055	TotalEnergies SE (Energy)	1,584,068
1,451	Unibail-Rodamco-Westfield REIT (Real Estate)*	164,233
11,826	Veolia Environnement SA (Utilities)	447,829
5,487	Vinci SA (Industrials)	721,185

		21,931,865

Germany – 13.2%
3,906	adidas AG (Consumer Discretionary)	686,934
3,928	Allianz SE (Financials)	2,056,896
1,586	BASF SE (Materials)	97,605
21,475	Bayer AG (Health Care)	1,223,321
1,821	Beiersdorf AG (Consumer Staples)(b)	167,360
2,681	Brenntag SE (Industrials)	195,700
783	Commerzbank AG (Financials)	36,554
1,484	Continental AG (Consumer Discretionary)	122,942
6,390	Daimler Truck Holding AG (Industrials)	347,305
30,216	Deutsche Bank AG (Financials)	1,216,529
482	Deutsche Boerse AG (Financials)	161,249
18,917	Deutsche Post AG (Industrials)	1,233,620
19,955	Deutsche Telekom AG (Communication Services)	657,841
11,701	E.ON SE (Utilities)	241,936
7,797	Evonik Industries AG (Materials)	172,174
16,742	Fresenius Medical Care AG (Health Care)	767,205
11,241	Fresenius SE & Co. KGaA (Health Care)	590,789
6,517	GEA Group AG (Industrials)	508,714

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
2,300	Heidelberg Materials AG (Materials)	$440,160
4,460	Henkel AG & Co. KGaA (Consumer Staples)	365,501
636	HOCHTIEF AG (Industrials)	309,105
8,375	Infineon Technologies AG (Information Technology)	547,612
4,117	Knorr-Bremse AG (Industrials)	505,012
17,888	Mercedes-Benz Group AG (Consumer Discretionary)	981,171
1,757	Merck KGaA (Health Care)	283,690
125	MTU Aero Engines AG (Industrials)	51,125
987	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	594,804
5,455	Nemetschek SE (Information Technology)	445,458
1,228	Rational AG (Industrials)	899,374
141	Rheinmetall AG (Industrials)	181,933
5,326	RWE AG (Utilities)	362,787
9,264	SAP SE (Information Technology)	2,054,288
6,834	Siemens AG (Industrials)	2,267,201
7,444	Siemens Energy AG (Industrials)	1,229,424
4,482	Siemens Healthineers AG (Health Care)(a)	203,722
1,441	Talanx AG (Financials)	209,568
33,559	Zalando SE (Consumer Discretionary)*(a)	960,910

		23,377,519

Guatemala – 0.1%
2,461	Millicom International Cellular SA (Communication Services)	230,743

Hong Kong – 0.2%
20,884	Prudential PLC (Financials)	288,242

Ireland – 0.3%
21,083	AIB Group PLC (Financials)	268,533
9,837	Bank of Ireland Group PLC (Financials)	216,935
902	Kingspan Group PLC (Industrials)	107,396

		592,864

Italy – 5.5%
20,386	Banca Mediolanum SpA (Financials)	569,513
5,716	Banca Monte dei Paschi di Siena SpA (Financials)	76,835
12,965	Banco BPM SpA (Financials)	242,167
18,110	BPER Banca SpA (Financials)	299,856
4,157	Coca-Cola HBC AG (Consumer Staples)*	257,568
79,136	Enel SpA (Utilities)	866,020

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ACTIVEBETA ® EUROPE EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Italy – (continued)
19,370	Eni SpA (Energy)	$524,367
19,595	FinecoBank Banca Fineco SpA (Financials)	539,904
7,739	Generali (Financials)	400,668
122,285	Intesa Sanpaolo SpA (Financials)	964,353
37,753	Italgas SpA (Utilities)	385,301
543	Leonardo SpA (Industrials)	32,622
2,830	Moncler SpA (Consumer Discretionary)	154,866
19,494	Poste Italiane SpA (Financials)	629,284
3,066	Prysmian SpA (Industrials)	428,088
8,302	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	506,772
59,374	Snam SpA (Utilities)	399,744
41,722	Telecom Italia SpA (Communication Services)*	379,766
30,301	Terna - Rete Elettrica Nazionale (Utilities)	342,966
12,209	UniCredit SpA (Financials)	1,193,272
14,717	Unipol Assicurazioni SpA (Financials)	482,429

		9,676,361

Ivory Coast – 0.2%
6,169	Endeavour Mining PLC (Materials)	396,618

Luxembourg – 0.7%
3,904	ArcelorMittal SA (Materials)	290,687
49,394	CVC Capital Partners PLC (Financials)(a)	830,232
2,129	Eurofins Scientific SE (Health Care)	179,395

		1,300,314

Mexico – 0.4%
14,854	Fresnillo PLC (Materials)	638,408

Netherlands – 8.5%
9,985	ABN AMRO Bank NV (Financials)	483,777
83	Adyen NV (Financials)*(a)	100,983
3,077	Akzo Nobel NV (Materials)	220,531
375	ASM International NV (Information Technology)	351,965
4,410	ASML Holding NV (Information Technology)	7,437,077
6,921	ASR Nederland NV (Financials)	583,020
963	BE Semiconductor Industries NV (Information Technology)	218,691
1,091	EXOR NV (Financials)	92,703
8,880	Heineken Holding NV (Consumer Staples)	704,515
881	Heineken NV (Consumer Staples)	74,399
31,464	ING Groep NV (Financials)	1,114,184

Shares	Description	Value

Common Stocks – (continued)

Netherlands – (continued)
35,372	Koninklijke Ahold Delhaize NV (Consumer Staples)	$1,259,352
65,737	Koninklijke KPN NV (Communication Services)	315,520
13,063	Koninklijke Philips NV (Health Care)	347,636
7,927	Magnum Ice Cream Co. NV (The) (Consumer Staples)*	162,816
2,403	Nebius Group NV (Information Technology)*	495,787
10,098	NN Group NV (Financials)	912,582
3,103	Wolters Kluwer NV (Industrials)	255,339

		15,130,877

Nigeria – 0.1%
28,599	Airtel Africa PLC (Communication Services)(a)	129,042

Norway – 1.1%
5,879	Aker BP ASA (Energy)	224,795
6,632	DNB Bank ASA (Financials)	226,278
7,108	Equinor ASA (Energy)	303,642
14,970	Gjensidige Forsikring ASA (Financials)	453,763
13,118	Mowi ASA (Consumer Staples)	288,188
14,178	Norsk Hydro ASA (Materials)	142,393
21,926	Orkla ASA (Consumer Staples)	223,842
34,008	Var Energi ASA (Energy)	180,668

		2,043,569

Portugal – 0.6%
188,691	Banco Comercial Portugues SA, Class R (Financials)	245,266
34,465	EDP SA (Utilities)	187,282
6,269	Galp Energia SGPS SA (Energy)	155,836
25,948	Jeronimo Martins SGPS SA (Consumer Staples)	542,542

		1,130,926

Singapore – 0.2%
5,832	STMicroelectronics NV (Information Technology)	291,403

South Africa – 0.2%
7,028	Anglo American PLC (Materials)	406,775

South Korea – 0.1%
3,453	Delivery Hero SE (Consumer Discretionary)*(a)(b)	147,324

Spain – 6.2%
832	Acciona SA (Utilities)	202,568
6,568	ACS Actividades de Construccion y Servicios SA (Industrials)	778,961
2,982	Aena SME SA (Industrials)(a)	91,516

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA ® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Spain – (continued)
699	Amadeus IT Group SA (Consumer Discretionary)	$47,272
62,024	Banco Bilbao Vizcaya Argentaria SA (Financials)	1,803,340
53,106	Banco de Sabadell SA (Financials)	224,112
177,618	Banco Santander SA (Financials)	2,612,852
9,210	Bankinter SA (Financials)	178,288
33,735	CaixaBank SA (Financials)	515,696
3,975	EDP Renewables SA (Utilities)	63,073
8,947	Endesa SA (Utilities)	437,539
63,492	Iberdrola SA (Utilities)	1,480,947
3,702	Indra Sistemas SA (Information Technology)	263,175
10,848	Industria de Diseno Textil SA (Consumer Discretionary)	730,861
110,920	Mapfre SA (Financials)	575,936
5,006	Naturgy Energy Group SA (Utilities)	171,309
16,427	Redeia Corp. SA (Utilities)(b)	291,567
13,903	Repsol SA (Energy)	440,080
32,799	Telefonica SA (Communication Services)	139,101

		11,048,193

Sweden – 4.8%
3,360	AddTech AB, Class B (Industrials)	118,507
3,558	Alfa Laval AB (Industrials)	213,282
6,923	Assa Abloy AB, Class B (Industrials)	257,891
14,038	Atlas Copco AB, Class A (Industrials)	301,581
8,297	Atlas Copco AB, Class B (Industrials)	154,364
12,543	Beijer Ref AB (Industrials)	181,299
4,359	Boliden AB (Materials)	256,660
7,196	Essity AB, Class B (Consumer Staples)	210,652
33,558	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)(b)	615,067
19,876	Hexagon AB, Class B (Information Technology)	207,385
9,049	Industrivarden AB, Class A (Financials)	512,898
9,611	Industrivarden AB, Class C (Financials)	539,240
4,968	Indutrade AB (Industrials)	130,768
15,983	Investor AB, Class B (Financials)	688,565
6,129	L E Lundbergforetagen AB, Class B (Financials)	376,155
11,300	Nibe Industrier AB, Class B (Industrials)	50,379
9,540	Sandvik AB (Industrials)	382,440
14,116	Securitas AB, Class B (Industrials)	223,762

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
13,962	Skandinaviska Enskilda Banken AB, Class A (Financials)	$326,740
12,046	Skanska AB, Class B (Industrials)	342,201
24,073	Svenska Cellulosa AB SCA, Class B (Materials)	286,951
17,892	Svenska Handelsbanken AB, Class A (Financials)(b)	276,061
13,415	Swedbank AB, Class A (Financials)	526,309
3,443	Swedish Orphan Biovitrum AB (Health Care)*	161,506
8,041	Tele2 AB, Class B (Communication Services)	142,516
50,796	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	512,362
39,763	Telia Co. AB (Communication Services)	180,965
3,788	Trelleborg AB, Class B (Industrials)	177,768
4,489	Volvo AB, Class B (Industrials)(b)	162,072

		8,516,346

Switzerland – 9.4%
12,260	ABB Ltd. (Industrials)	1,198,762
11,850	Avolta AG (Consumer Discretionary)*	669,097
2,287	Banque Cantonale Vaudoise (Financials)	367,132
367	Barry Callebaut AG (Consumer Staples)	506,473
247	Belimo Holding AG (Industrials)	261,384
1,168	BKW AG (Utilities)	180,993
1,879	Cie Financiere Richemont SA (Consumer Discretionary)	446,872
431	EMS-Chemie Holding AG (Materials)	421,425
599	Galderma Group AG (Health Care)*	124,478
1,237	Geberit AG (Industrials)	872,996
1,394	Helvetia Baloise Holding AG (Financials)	369,916
1,574	Julius Baer Group Ltd. (Financials)	146,539
2,814	Kuehne + Nagel International AG (Industrials)	751,607
5,978	Logitech International SA (Information Technology)	587,479
412	Lonza Group AG (Health Care)	294,027
20,720	Nestle SA (Consumer Staples)	2,021,351
664	Partners Group Holding AG (Financials)	602,239
2,427	Sandoz Group AG (Health Care)	204,025
1,236	Schindler Holding AG (Industrials)	393,158

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ACTIVEBETA ® EUROPE EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
1,335	Schindler Holding AG Participation Certificates (Industrials)	$434,563
8,685	SGS SA (Industrials)	997,117
1,221	Sika AG (Materials)	290,232
1,535	Sonova Holding AG (Health Care)	441,150
3,455	Straumann Holding AG (Health Care)	401,540
417	Swiss Life Holding AG (Financials)	474,315
1,423	Swiss Prime Site AG (Real Estate)	219,980
457	Swisscom AG (Communication Services)	354,367
24,239	UBS Group AG (Financials)	1,328,427
680	VAT Group AG (Industrials)(a)	504,477
1,178	Zurich Insurance Group AG (Financials)	864,017

		16,730,138

United Kingdom – 16.9%
7,348	3i Group PLC (Financials)	281,737
15,227	Admiral Group PLC (Financials)	830,746
17,991	Associated British Foods PLC (Consumer Staples)	500,528
15,973	AstraZeneca PLC (Health Care)	2,592,248
33,394	Aviva PLC (Financials)	330,693
11,882	BAE Systems PLC (Industrials)	329,281
194,143	Barclays PLC (Financials)	1,307,278
10,221	British American Tobacco PLC (Consumer Staples)	572,182
12,809	Bunzl PLC (Industrials)	484,871
102,458	Centrica PLC (Utilities)	215,870
1,579	Compass Group PLC (Consumer Discretionary)	48,396
541	Diploma PLC (Industrials)	53,765
53,621	GSK PLC (Health Care)	1,347,483
8,989	Halma PLC (Information Technology)	442,643
179,516	HSBC Holdings PLC (Financials)	3,719,941
7,749	Imperial Brands PLC (Consumer Staples)	265,489
30,364	Informa PLC (Communication Services)	371,084
69,627	International Consolidated Airlines Group SA (Industrials)	405,203
1,349	Intertek Group PLC (Industrials)	106,904
121,445	J Sainsbury PLC (Consumer Staples)	549,290
268,797	Kingfisher PLC (Consumer Discretionary)	1,149,793
12,674	Land Securities Group PLC REIT (Real Estate)	117,964
213,449	Legal & General Group PLC (Financials)	849,083

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
510,556	Lloyds Banking Group PLC (Financials)	$761,087
173,698	M&G PLC (Financials)	826,605
90,043	Marks & Spencer Group PLC (Consumer Staples)	481,973
23,739	Melrose Industries PLC (Industrials)	165,819
29,081	National Grid PLC (Utilities)	461,308
102,583	NatWest Group PLC (Financials)	944,924
3,876	Next PLC (Consumer Discretionary)	818,479
13,179	Pearson PLC (Consumer Discretionary)	220,403
3,650	Reckitt Benckiser Group PLC (Consumer Staples)	253,966
12,102	RELX PLC (Industrials)	438,419
63,031	Rolls-Royce Holdings PLC (Industrials)	1,307,670
55,558	Sage Group PLC (The) (Information Technology)	822,555
13,723	Schroders PLC (Financials)	108,657
3,177	Segro PLC REIT (Real Estate)	41,403
5,000	Severn Trent PLC (Utilities)	213,268
6,846	Smith & Nephew PLC (Health Care)	98,619
14,259	Smiths Group PLC (Industrials)	504,961
3,101	Spirax Group PLC (Industrials)	298,929
4,934	SSE PLC (Utilities)	163,826
29,614	Standard Chartered PLC (Financials)	874,081
40,465	Standard Life PLC (Financials)	515,707
76,930	Tesco PLC (Consumer Staples)	476,972
13,548	Unilever PLC (Consumer Staples)	877,274
7,481	United Utilities Group PLC (Utilities)	145,143
628,463	Vodafone Group PLC (Communication Services)	1,009,278
18,379	Wise Group PLC, Class A (Financials)*	242,056

		29,945,854

United States – 9.9%
38,750	Aegon Ltd. (Financials)	357,576
750	AerCap Holdings NV (Industrials)	109,455
2,254	Alcon AG (Health Care)	163,369
212	AP Moller – Maersk A/S, Class A (Industrials)(b)	685,879
216	AP Moller – Maersk A/S, Class B (Industrials)	722,987
169,813	BP PLC (Energy)	1,184,547
8,789	Buzzi SpA (Materials)	419,194
5,434	Experian PLC (Industrials)	224,264
5,209	Ferrovial NV (Industrials)	304,959
78,405	Haleon PLC (Health Care)	391,402
1,262	InterContinental Hotels Group PLC (Consumer Discretionary)	205,264

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA ® EUROPE EQUITY ETF

Shares	Description		Value

Common Stocks – (continued)

United States – (continued)
21,208	Novartis AG (Health Care)		$3,235,470
2,639	QIAGEN NV (Health Care)		114,143
626	Roche Holding AG (Health Care)		279,238
7,910	Roche Holding AG (Health Care)		3,453,986
7,186	Sanofi SA (Health Care)		641,153
4,511	Schneider Electric SE (Industrials)		1,543,698
55,878	Shell PLC (Energy)		2,533,774
658	Spotify Technology SA (Communication Services)*		357,702
2,520	Swiss Re AG (Financials)		438,376
7,307	Tenaris SA (Energy)		203,114

			17,569,550

TOTAL COMMON STOCKS (Cost $145,085,923)			176,101,916

Shares	Description	Rate	Value

Preferred Stocks – 0.4%

Germany – 0.4%
3,510	Henkel AG & Co. KGaA (Consumer Staples)	2.72%	310,032
9,870	Porsche Automobil Holding SE (Consumer Discretionary)	5.28	326,982
262	Sartorius AG (Health Care)	0.29	75,841
924	Volkswagen AG (Consumer Discretionary)(b)	6.75	83,375

TOTAL PREFERRED STOCKS (Cost $810,940)			796,230

Shares	Dividend Rate		Value

Investment Company – 0.4%(c)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
629,874	3.574%(d)		629,874
(Cost $629,874)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $146,526,737)			177,528,020

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.3%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
2,292,215	3.585%(d)	$2,292,215
(Cost $2,292,215)

TOTAL INVESTMENTS – 101.3% (Cost $148,818,952)		$179,820,235

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%		(2,391,737)

NET ASSETS – 100.0%		$177,428,498

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.
(d)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Financials	27.4%
Industrials	18.1
Health Care	12.7
Information Technology	8.9
Consumer Staples	7.9
Consumer Discretionary	6.4
Materials	4.6
Energy	4.5
Utilities	4.5
Communication Services	2.7
Real Estate	0.6
Investment Company	0.4
Securities Lending Reinvestment Vehicle	1.3

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ACTIVEBETA ® EUROPE EQUITY ETF

Schedule of Investments (continued) August 31, 2026

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
MSCI EUROPE SEP26	8	09/21/26	$419,152	$(2,473)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.4%

Australia – 4.8%
424,117	ANZ Group Holdings Ltd. (Financials)	$11,306,699
780,511	APA Group (Utilities)	6,091,358
88,421	Aristocrat Leisure Ltd. (Consumer Discretionary)	3,860,313
711,193	BHP Group Ltd. (Materials)	33,755,879
1,113,355	Coles Group Ltd. (Consumer Staples)	19,181,180
195,088	Commonwealth Bank of Australia (Financials)	22,355,594
81,026	Computershare Ltd. (Industrials)	2,308,756
10,742	CSL Ltd. (Health Care)	1,320,790
209,730	Evolution Mining Ltd. (Materials)	2,236,509
126,166	Fortescue Ltd. (Materials)	1,600,379
1,219,088	Glencore PLC (Materials)	9,844,318
4,462,545	Lottery Corp. Ltd. (The) (Consumer Discretionary)	15,958,437
11,538	Macquarie Group Ltd. (Financials)	2,072,056
834,583	Medibank Pvt Ltd. (Financials)	2,894,824
299,084	National Australia Bank Ltd. (Financials)	8,279,900
181,670	Origin Energy Ltd. (Utilities)	1,512,852
788,202	PLS Group Ltd. (Materials)*	3,050,271
47,068	Pro Medicus Ltd. (Health Care)	6,051,056
785,083	QBE Insurance Group Ltd. (Financials)	12,524,140
108,333	REA Group Ltd. (Communication Services)	13,760,357
69,848	Rio Tinto Ltd. (Materials)	8,750,391
188,213	Rio Tinto PLC (Materials)	19,582,462
204,112	Santos Ltd. (Energy)	1,190,694
1,109,834	Scentre Group REIT (Real Estate)	2,855,352
62,540	SGH Ltd. (Industrials)	1,775,292
993,463	Sigma Healthcare Ltd. (Health Care)	1,915,187
745,541	South32 Ltd. (Materials)	2,756,947
218,684	Suncorp Group Ltd. (Financials)	2,955,738
2,000,949	Telstra Group Ltd. (Communication Services)	6,696,688
718,256	Transurban Group (Industrials)	7,360,757
92,543	Washington H Soul Pattinson & Co. Ltd. (Financials)	2,949,956
322,169	Wesfarmers Ltd. (Consumer Discretionary)	18,341,303
404,891	Westpac Banking Corp. (Financials)	10,025,207
173,814	Woodside Energy Group Ltd. (Energy)	4,038,359
757,551	Woolworths Group Ltd. (Consumer Staples)	21,884,260

		293,044,261

Austria – 0.5%
37,164	BAWAG Group AG (Financials)(a)	7,761,917

Shares	Description	Value

Common Stocks – (continued)

Austria – (continued)
53,138	Erste Group Bank AG (Financials)	$7,487,260
84,845	OMV AG (Energy)	6,751,087
150,579	Raiffeisen Bank International AG (Financials)	11,159,429

		33,159,693

Belgium – 1.0%
143,708	Ageas SA/NV (Financials)	12,603,314
88,484	Anheuser-Busch InBev SA/NV (Consumer Staples)	7,018,029
10,982	Argenx SE (Health Care)*	11,169,766
10,307	D’ieteren Group (Consumer Discretionary)	2,139,507
13,163	Elia Group SA/NV (Utilities)	1,961,726
85,080	Groupe Bruxelles Lambert NV (Financials)	7,298,521
47,944	KBC Group NV (Financials)	7,295,624
188	Lotus Bakeries NV (Consumer Staples)	2,786,541
14,234	Sofina SA (Financials)	4,080,647
13,106	Syensqo SA (Materials)	1,236,184

		57,589,859

Brazil – 0.2%
27,655	Wheaton Precious Metals Corp. (Materials)	4,167,102
190,141	Yara International ASA (Materials)	9,273,583

		13,440,685

Canada – 11.0%
48,551	Agnico Eagle Mines Ltd. (Materials)	9,849,237
68,190	Alimentation Couche-Tard, Inc. (Consumer Staples)	4,105,763
162,954	AltaGas Ltd. (Utilities)	6,313,395
82,701	ARC Resources Ltd. (Energy)	1,988,928
137,055	Bank of Montreal (Financials)	23,355,604
300,330	Bank of Nova Scotia (The) (Financials)	27,485,297
196,744	Barrick Mining Corp. (Materials)	8,821,761
178,949	BCE, Inc. (Communication Services)(b)	4,218,462
22,275	Bombardier, Inc., Class B (Industrials)*	4,817,814
93,299	CAE, Inc. (Industrials)*	2,256,593
26,929	Cameco Corp. (Energy)	2,657,741
252,551	Canadian Imperial Bank of Commerce (Financials)	28,658,153
27,054	Canadian National Railway Co. (Industrials)	3,377,115
159,103	Canadian Natural Resources Ltd. (Energy)	7,975,234
21,707	Canadian Pacific Kansas City Ltd. (Industrials)	2,010,360
75,428	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	10,219,207

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ACTIVEBETA ® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Canada – (continued)
202,279	Canadian Utilities Ltd., Class A (Utilities)	$7,572,878
72,169	CCL Industries, Inc., Class B (Materials)	4,841,461
15,512	Celestica, Inc. (Information Technology)*	4,653,041
279,055	Cenovus Energy, Inc. (Energy)	8,961,645
119,963	CGI, Inc. (Information Technology)	9,030,757
8,484	Constellation Software, Inc. (Information Technology)	19,208,613
10,179	Dollarama, Inc. (Consumer Discretionary)	1,285,463
108,815	Element Fleet Management Corp. (Industrials)	2,068,293
133,786	Emera, Inc. (Utilities)(b)	6,708,119
539,267	Empire Co. Ltd. (Consumer Staples)	18,621,302
375,723	Enbridge, Inc. (Energy)	19,031,428
11,488	Fairfax Financial Holdings Ltd. (Financials)	18,726,774
133,564	Fortis, Inc. (Utilities)	7,379,115
9,459	Franco-Nevada Corp. (Materials)	2,487,670
118,727	George Weston Ltd. (Consumer Staples)	8,327,933
99,821	Great-West Lifeco, Inc. (Financials)(b)	6,416,396
150,409	Hydro One Ltd. (Utilities)(a)	5,789,385
29,706	iA Financial Corp., Inc. (Financials)	4,238,082
112,384	IGM Financial, Inc. (Financials)	6,995,322
30,919	Imperial Oil Ltd. (Energy)	4,062,315
7,156	Intact Financial Corp. (Financials)	1,384,794
153,330	Keyera Corp. (Energy)	6,648,392
309,754	Kinross Gold Corp. (Materials)	9,482,767
362,772	Loblaw Cos. Ltd. (Consumer Staples)	15,868,495
287,607	Lundin Gold, Inc. (Materials)	20,478,747
365,886	Magna International, Inc. (Consumer Discretionary)	24,017,620
304,317	Manulife Financial Corp. (Financials)	12,905,429
66,974	Metro, Inc. (Consumer Staples)	4,252,363
96,950	National Bank of Canada (Financials)	14,872,940
62,928	Nutrien Ltd. (Materials)	4,745,360
58,438	Pan American Silver Corp. (Materials)	3,033,819
168,379	Pembina Pipeline Corp. (Energy)	8,205,789
203,832	Power Corp. of Canada (Financials)	13,503,521
16,772	Restaurant Brands International, Inc. (Consumer Discretionary)	1,306,989

Shares	Description	Value

Common Stocks – (continued)

Canada – (continued)
228,543	Rogers Communications, Inc., Class B (Communication Services)	$8,429,203
329,097	Royal Bank of Canada (Financials)	67,276,989
263,318	Saputo, Inc. (Consumer Staples)	7,723,083
92,326	Shopify, Inc., Class A (Information Technology)*	13,604,149
46,328	Stantec, Inc. (Industrials)	3,376,935
96,963	Sun Life Financial, Inc. (Financials)(b)	7,613,376
252,746	Suncor Energy, Inc. (Energy)	16,906,252
221,638	TC Energy Corp. (Energy)	13,874,158
26,572	Teck Resources Ltd., Class B (Materials)	1,811,527
260,935	TELUS Corp. (Communication Services)	2,524,084
23,438	TFI International, Inc. (Industrials)	3,148,398
22,740	Toromont Industries Ltd. (Industrials)	3,284,940
403,658	Toronto-Dominion Bank (The) (Financials)	48,821,566
27,032	Tourmaline Oil Corp. (Energy)	1,231,191
288,184	Whitecap Resources, Inc. (Energy)	3,733,524
109,326	WSP Global, Inc. (Industrials)	14,845,718

		673,428,774

Chile – 0.1%
34,808	Antofagasta PLC (Materials)	1,906,113
171,563	Lundin Mining Corp. (Materials)	4,592,587

		6,498,700

China – 0.4%
1,476,345	BOC Hong Kong Holdings Ltd. (Financials)	9,924,787
1,137,196	SITC International Holdings Co. Ltd. (Industrials)	6,925,329
2,394,465	Wilmar International Ltd. (Consumer Staples)	7,228,858
550,450	Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	2,094,562

		26,173,536

Denmark – 1.2%
18,050	Carlsberg AS, Class B (Consumer Staples)	2,477,797
21,147	Coloplast A/S, Class B (Health Care)	1,507,660
149,476	Danske Bank A/S (Financials)	8,654,571
129,292	Demant A/S (Health Care)*	5,798,280
13,011	Genmab A/S (Health Care)*	4,290,296
541,666	Novo Nordisk A/S, Class B (Health Care)	24,611,617
122,514	Pandora A/S (Consumer Discretionary)	16,185,944
130,282	Tryg A/S (Financials)	3,119,739

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATION AL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Denmark – (continued)
160,253	Vestas Wind Systems A/S (Industrials)	$5,324,086

		71,969,990

Finland – 1.2%
76,904	Elisa OYJ (Communication Services)	3,140,904
74,193	Fortum OYJ (Utilities)	1,785,704
249,002	Kesko OYJ, Class B (Consumer Staples)	6,490,566
66,674	Kone OYJ, Class B (Industrials)	4,087,735
119,230	Neste OYJ (Energy)	4,415,305
917,729	Nokia OYJ (Information Technology)	9,304,351
777,352	Nordea Bank Abp (Financials)	15,905,863
165,691	Orion OYJ, Class B (Health Care)	15,224,123
546,731	Sampo OYJ, Class A (Financials)	6,176,819
175,810	Stora Enso OYJ, Class R (Materials)	2,067,738
190,454	UPM-Kymmene OYJ (Materials)	5,322,830
51,873	Wartsila OYJ Abp (Industrials)	1,680,532

		75,602,470

France – 7.1%
18,541	Abivax SA (Health Care)*	2,100,958
120,175	Accor SA (Consumer Discretionary)	6,493,977
64,984	Air Liquide SA (Materials)	12,797,805
36,334	Airbus SE (Industrials)	8,324,633
555,727	Alstom SA (Industrials)*	10,560,918
53,323	Amundi SA (Financials)(a)	5,847,139
399,781	AXA SA (Financials)	20,015,032
458,830	Ayvens SA (Industrials)(a)	6,075,941
58,958	BioMerieux (Health Care)	5,139,848
223,889	BNP Paribas SA (Financials)	26,729,956
481,447	Bouygues SA (Industrials)	24,729,999
404,261	Bureau Veritas SA (Industrials)	12,810,412
123,217	Capgemini SE (Information Technology)	15,350,581
1,059,517	Carrefour SA (Consumer Staples)	19,291,782
156,906	Cie de Saint-Gobain SA (Industrials)	14,274,770
260,145	Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	10,576,462
51,788	Covivio SA REIT (Real Estate)	3,013,865
662,814	Credit Agricole SA (Financials)	14,255,166
15,789	Danone SA (Consumer Staples)	1,178,928
176,510	Eiffage SA (Industrials)	22,348,722
260,597	Engie SA (Utilities)	7,446,658
6,415	EssilorLuxottica SA (Health Care)	1,194,875
43,374	Gecina SA REIT (Real Estate)	3,446,216
316,669	Getlink SE (Industrials)	6,933,839

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
4,755	Hermes International SCA (Consumer Discretionary)	$8,732,514
88,286	Holcim AG (Materials)*	7,762,655
78,835	Ipsen SA (Health Care)	14,935,849
65,836	Klepierre SA REIT (Real Estate)	2,864,759
21,457	Legrand SA (Industrials)	3,403,436
48,659	L’Oreal SA (Consumer Staples)	21,744,140
21,885	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	11,523,626
250,878	Orange SA (Communication Services)	4,489,326
38,147	Publicis Groupe SA (Communication Services)	4,473,254
205,743	Renault SA (Consumer Discretionary)	7,102,819
152,725	Rexel SA (Industrials)	6,375,953
21,419	Safran SA (Industrials)	8,384,670
224,506	Societe Generale SA (Financials)	18,946,127
21,542	Sodexo SA (Consumer Discretionary)	1,448,843
293,237	TotalEnergies SE (Energy)	25,727,354
31,679	Unibail-Rodamco-Westfield REIT (Real Estate)*	3,585,631
197,571	Veolia Environnement SA (Utilities)	7,481,655
109,766	Vinci SA (Industrials)	14,427,108

		434,348,201

Germany – 7.5%
77,679	adidas AG (Consumer Discretionary)	13,661,122
75,308	Allianz SE (Financials)	39,435,005
53,481	BASF SE (Materials)	3,291,307
445,414	Bayer AG (Health Care)	25,372,964
54,842	Beiersdorf AG (Consumer Staples)(b)	5,040,301
81,618	Brenntag SE (Industrials)	5,957,705
30,253	Continental AG (Consumer Discretionary)	2,506,321
176,210	Daimler Truck Holding AG (Industrials)	9,577,242
655,226	Deutsche Bank AG (Financials)	26,380,107
7,446	Deutsche Boerse AG (Financials)	2,490,992
166,409	Deutsche Lufthansa AG (Industrials)	1,519,344
424,892	Deutsche Post AG (Industrials)	27,708,170
311,057	Deutsche Telekom AG (Communication Services)	10,254,376
185,332	E.ON SE (Utilities)	3,832,016
298,051	Evonik Industries AG (Materials)	6,581,571
385,650	Fresenius Medical Care AG (Health Care)	17,672,469
283,120	Fresenius SE & Co. KGaA (Health Care)	14,879,832

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ACTIVEBETA ® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
128,559	GEA Group AG (Industrials)	$10,035,260
4,174	Hannover Rueck SE (Financials)	1,251,888
47,363	Heidelberg Materials AG (Materials)	9,064,033
75,213	Henkel AG & Co. KGaA (Consumer Staples)	6,163,775
13,206	HOCHTIEF AG (Industrials)	6,418,297
114,580	Infineon Technologies AG (Information Technology)	7,491,986
93,078	Knorr-Bremse AG (Industrials)	11,417,416
373,830	Mercedes-Benz Group AG (Consumer Discretionary)	20,504,870
38,832	Merck KGaA (Health Care)	6,269,912
19,856	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	11,965,989
119,385	Nemetschek SE (Information Technology)	9,749,043
24,536	Rational AG (Industrials)	17,969,903
1,518	Rheinmetall AG (Industrials)	1,958,685
92,797	RWE AG (Utilities)	6,320,985
145,417	SAP SE (Information Technology)	32,246,159
104,996	Siemens AG (Industrials)	34,832,756
113,062	Siemens Energy AG (Industrials)	18,672,912
77,854	Siemens Healthineers AG (Health Care)(a)	3,538,732
11,960	Symrise AG (Materials)	1,280,911
43,849	Talanx AG (Financials)	6,377,066
704,205	Zalando SE (Consumer Discretionary)*(a)	20,163,824

		459,855,246

Guatemala – 0.1%
38,327	Millicom International Cellular SA (Communication Services)	3,593,539

Hong Kong – 2.1%
1,102,192	AIA Group Ltd. (Financials)	10,720,618
1,977,907	CK Asset Holdings Ltd. (Real Estate)	11,429,488
212,525	CK Infrastructure Holdings Ltd. (Utilities)	1,768,941
684,353	CLP Holdings Ltd. (Utilities)	6,870,330
69,606	Futu Holdings Ltd. ADR (Financials)	8,501,677
4,238,774	HKT Trust & HKT Ltd. (Communication Services)	6,602,047
3,378,441	Hong Kong & China Gas Co. Ltd. (Utilities)	3,107,237
334,350	Hong Kong Exchanges & Clearing Ltd. (Financials)	18,134,989
144,489	Hongkong Land Holdings Ltd. (Real Estate)	1,177,585
241,000	Link REIT (Real Estate)	1,190,351
1,270,189	MTR Corp. Ltd. (Industrials)	5,239,998

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – (continued)
522,820	Power Assets Holdings Ltd. (Utilities)	$4,014,869
480,065	Prudential PLC (Financials)	6,625,882
1,548,519	Sino Land Co. Ltd. (Real Estate)	2,042,489
544,193	Sun Hung Kai Properties Ltd. (Real Estate)	8,066,438
332,972	Swire Pacific Ltd., Class A (Industrials)	4,523,557
751,493	Techtronic Industries Co. Ltd. (Industrials)	12,989,336
9,239,990	WH Group Ltd. (Consumer Staples)(a)	8,739,878
389,948	Wharf Real Estate Investment Co. Ltd. (Real Estate)	1,535,060

		123,280,770

Indonesia – 0.2%
211,615	Jardine Matheson Holdings Ltd. (Industrials)	12,466,240

Ireland – 0.2%
577,617	AIB Group PLC (Financials)	7,357,080
220,890	Bank of Ireland Group PLC (Financials)	4,871,285

		12,228,365

Israel – 0.8%
116,744	Bank Hapoalim BM (Financials)	3,008,414
172,994	Bank Leumi Le-Israel BM (Financials)	4,403,694
4,197	Elbit Systems Ltd. (Industrials)	2,951,026
46,831	Enlight Renewable Energy Ltd. (Utilities)*	3,646,186
46,130	Harel Insurance Investments & Financial Services Ltd. (Financials)	2,979,157
378,832	Israel Discount Bank Ltd., Class A (Financials)	4,321,926
15,772	Mizrahi Tefahot Bank Ltd. (Financials)	1,220,091
3,897	Nova Ltd. (Information Technology)*	1,361,334
86,456	OPC Energy Ltd. (Utilities)*	2,866,437
129,937	Phoenix Financial Ltd. (Financials)	8,140,161
159,350	Teva Pharmaceutical Industries Ltd. ADR (Health Care)*	5,744,568
27,017	Tower Semiconductor Ltd. (Information Technology)*	5,517,407

		46,160,401

Italy – 3.3%
544,772	Banca Mediolanum SpA (Financials)	15,219,022
127,776	Banca Monte dei Paschi di Siena SpA (Financials)	1,717,570
356,737	Banco BPM SpA (Financials)	6,663,326

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA ® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Italy – (continued)
362,222	BPER Banca SpA (Financials)	$5,997,475
81,494	Coca-Cola HBC AG (Consumer Staples)*	5,049,376
1,260,202	Enel SpA (Utilities)	13,790,946
348,221	Eni SpA (Energy)	9,426,727
686,005	FinecoBank Banca Fineco SpA (Financials)	18,901,612
175,912	Generali (Financials)	9,107,412
2,606,936	Intesa Sanpaolo SpA (Financials)	20,558,577
895,457	Italgas SpA (Utilities)	9,138,877
66,577	Moncler SpA (Consumer Discretionary)	3,643,294
380,082	Poste Italiane SpA (Financials)	12,269,383
48,464	Prysmian SpA (Industrials)	6,766,757
144,259	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	8,805,875
778,120	Snam SpA (Utilities)	5,238,800
1,010,925	Telecom Italia SpA (Communication Services)*	9,201,746
365,133	Terna - Rete Elettrica Nazionale (Utilities)	4,132,808
256,345	UniCredit SpA (Financials)	25,054,413
382,844	Unipol Assicurazioni SpA (Financials)	12,549,769

		203,233,765

Ivory Coast – 0.1%
130,827	Endeavour Mining PLC (Materials)	8,411,139

Japan – 21.2%
262,877	Advantest Corp. (Information Technology)	55,457,755
589,974	Aeon Co. Ltd. (Consumer Staples)	5,011,426
134,734	AGC, Inc. (Industrials)	4,840,283
761,085	Aisin Corp. (Consumer Discretionary)	10,727,965
79,538	Ajinomoto Co., Inc. (Consumer Staples)	2,690,531
759,620	ANA Holdings, Inc. (Industrials)(b)	14,455,588
646,616	Asahi Group Holdings Ltd. (Consumer Staples)	6,786,239
481,814	Asahi Kasei Corp. (Materials)	4,960,094
537,754	Asics Corp. (Consumer Discretionary)	15,153,217
910,180	Astellas Pharma, Inc. (Health Care)	13,516,340
119,275	Bandai Namco Holdings, Inc. (Consumer Discretionary)	4,272,225
552,597	Bridgestone Corp. (Consumer Discretionary)	14,343,057
327,462	Canon, Inc. (Information Technology)	9,586,304
214,994	Central Japan Railway Co. (Industrials)	5,352,805

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
171,500	Chiba Bank Ltd. (The) (Financials)	$3,028,460
208,013	Chubu Electric Power Co., Inc. (Utilities)	3,742,918
312,972	Dai Nippon Printing Co. Ltd. (Industrials)	6,077,374
430,729	Daiichi Life Group, Inc. (Financials)	4,958,798
127,208	Daiichi Sankyo Co. Ltd. (Health Care)	2,268,627
23,267	Daikin Industries Ltd. (Industrials)	3,082,209
92,075	Daito Trust Construction Co. Ltd. (Real Estate)	1,919,971
137,559	Daiwa House Industry Co. Ltd. (Real Estate)	4,031,285
518,603	Daiwa Securities Group, Inc. (Financials)	5,986,691
26,076	Disco Corp. (Information Technology)	9,490,198
88,690	Ebara Corp. (Industrials)	2,599,692
312,394	Eisai Co. Ltd. (Health Care)	9,272,348
2,165,730	ENEOS Holdings, Inc. (Energy)	18,159,069
42,221	FANUC Corp. (Industrials)	1,600,853
24,946	Fast Retailing Co. Ltd. (Consumer Discretionary)	11,317,434
262,294	FUJIFILM Holdings Corp. (Information Technology)	5,567,968
385,611	Fujikura Ltd. (Industrials)	13,290,353
412,247	Fujitsu Ltd. (Information Technology)	9,987,687
153,336	Furukawa Electric Co. Ltd. (Industrials)	3,859,925
203,984	Hankyu Hanshin Holdings, Inc. (Industrials)	6,004,751
17,882	Hikari Tsushin, Inc. (Industrials)	4,531,667
616,472	Hitachi Ltd. (Industrials)	20,992,359
254,849	Honda Motor Co. Ltd. (Consumer Discretionary)	2,728,901
116,844	Hoya Corp. (Health Care)	17,999,076
210,588	Hulic Co. Ltd. (Real Estate)	2,353,200
68,071	Ibiden Co. Ltd. (Information Technology)	8,719,073
2,325,549	Idemitsu Kosan Co. Ltd. (Energy)	20,678,666
291,448	Inpex Corp. (Energy)	7,221,640
149,066	Isuzu Motors Ltd. (Consumer Discretionary)	2,134,782
649,934	ITOCHU Corp. (Industrials)	8,579,235
388,127	Japan Exchange Group, Inc. (Financials)	5,468,460
237,426	Japan Post Bank Co. Ltd. (Financials)	5,062,372
715,645	Japan Post Holdings Co. Ltd. (Financials)	11,142,812
1,414,493	Japan Post Insurance Co. Ltd. (Financials)	15,013,404

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ACTIVEBETA ® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
139,360	Japan Tobacco, Inc. (Consumer Staples)	$6,051,921
159,593	JX Advanced Metals Corp. (Materials)	3,769,591
40,974	Kajima Corp. (Industrials)	1,241,318
74,435	Kansai Electric Power Co., Inc. (The) (Utilities)	1,309,994
229,191	Kao Corp. (Consumer Staples)	5,225,489
273,352	Kawasaki Kisen Kaisha Ltd. (Industrials)(b)	5,700,004
181,756	KDDI Corp. (Communication Services)	3,368,339
15,189	Keyence Corp. (Information Technology)	7,957,117
64,188	Kioxia Holdings Corp. (Information Technology)*	20,093,041
364,374	Kirin Holdings Co. Ltd. (Consumer Staples)	6,968,272
39,400	Kokusai Electric Corp. (Information Technology)	2,167,931
50,013	Komatsu Ltd. (Industrials)	2,329,420
11,768	Konami Group Corp. (Communication Services)	1,628,928
819,996	Kubota Corp. (Industrials)	15,057,693
424,159	Kyocera Corp. (Information Technology)	9,713,200
57,098	Lasertec Corp. (Information Technology)	12,027,782
3,363,142	LY Corp. (Communication Services)	11,709,239
82,396	Makita Corp. (Industrials)	2,734,064
318,328	Marubeni Corp. (Industrials)	9,823,228
2,841,670	Mitsubishi Chemical Group Corp. (Materials)	21,459,996
616,195	Mitsubishi Corp. (Industrials)	18,536,590
248,099	Mitsubishi Electric Corp. (Industrials)	8,676,746
52,665	Mitsubishi Estate Co. Ltd. (Real Estate)	1,251,534
1,411,475	Mitsubishi HC Capital, Inc. (Financials)	12,320,963
270,748	Mitsubishi Heavy Industries Ltd. (Industrials)	6,593,437
1,550,508	Mitsubishi UFJ Financial Group, Inc. (Financials)	35,729,794
247,747	Mitsui & Co. Ltd. (Industrials)	7,770,843
17,072	Mitsui Kinzoku Co. Ltd. (Materials)	3,137,092
26,700	Mitsui OSK Lines Ltd. (Industrials)	1,171,359
294,759	Mizuho Financial Group, Inc. (Financials)	15,916,008
421,750	MS&AD Insurance Group Holdings, Inc. (Financials)	13,487,443
238,350	Murata Manufacturing Co. Ltd. (Information Technology)	10,732,802
415,220	NEC Corp. (Information Technology)	12,761,200

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
291,057	NIDEC Corp. (Industrials)*	$4,704,080
3,849	Nippon Building Fund, Inc. REIT (Real Estate)	3,044,107
787,624	Nippon Paint Holdings Co. Ltd. (Materials)	5,960,384
1,123,425	Nippon Steel Corp. (Materials)(b)	4,711,920
116,632	Nippon Yusen KK (Industrials)(b)	5,141,609
209,590	Nitto Denko Corp. (Materials)	4,609,287
1,417,645	Nomura Holdings, Inc. (Financials)(b)	14,518,666
7,272,196	NTT, Inc. (Communication Services)	7,855,310
201,326	Obayashi Corp. (Industrials)	3,772,617
57,524	Obic Co. Ltd. (Information Technology)	1,831,676
643,431	Olympus Corp. (Health Care)	8,483,321
156,908	ORIX Corp. (Financials)	6,174,331
103,198	Osaka Gas Co. Ltd. (Utilities)	3,720,285
558,695	Otsuka Corp. (Information Technology)	12,633,130
117,810	Otsuka Holdings Co. Ltd. (Health Care)	9,037,055
495,813	Pan Pacific International Holdings Corp. (Consumer Discretionary)	2,505,533
230,909	Panasonic Holdings Corp. (Consumer Discretionary)	6,503,827
2,250,332	Rakuten Group, Inc. (Consumer Discretionary)*	10,934,955
421,543	Recruit Holdings Co. Ltd. (Industrials)	48,081,692
547,501	Renesas Electronics Corp. (Information Technology)	11,629,189
129,064	Resona Holdings, Inc. (Financials)	2,044,722
45,636	Resonac Holdings Corp. (Materials)	4,528,022
519,039	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	14,066,820
1,331,879	Sanrio Co. Ltd. (Consumer Discretionary)(b)	10,729,593
784,480	SBI Holdings, Inc. (Financials)	16,279,575
67,547	SCREEN Holdings Co. Ltd. (Information Technology)	5,752,461
146,196	Secom Co. Ltd. (Industrials)	5,942,316
430,269	Sekisui House Ltd. (Consumer Discretionary)	9,284,617
717,218	Seven & i Holdings Co. Ltd. (Consumer Staples)	9,099,118
87,037	Shin-Etsu Chemical Co. Ltd. (Materials)	3,282,657
267,822	Shionogi & Co. Ltd. (Health Care)	4,881,154
864,900	Shiseido Co. Ltd. (Consumer Staples)	20,179,827
3,200	SMC Corp. (Industrials)	1,416,901

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA ® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
5,270,756	SoftBank Corp. (Communication Services)	$7,825,519
325,099	SoftBank Group Corp. (Communication Services)	10,585,897
320,351	Sompo Holdings, Inc. (Financials)	13,741,221
634,952	Sony Group Corp. (Consumer Discretionary)	15,967,734
144,630	Subaru Corp. (Consumer Discretionary)	2,416,311
1,797,516	Sumitomo Corp. (Industrials)	20,165,001
658,161	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	9,153,546
55,461	Sumitomo Metal Mining Co. Ltd. (Materials)	3,860,165
412,307	Sumitomo Mitsui Financial Group, Inc. (Financials)	18,008,337
896,874	Sumitomo Mitsui Trust Group, Inc. (Financials)	9,979,931
263,067	Suntory Beverage & Food Ltd. (Consumer Staples)	7,432,658
1,143,006	Suzuki Motor Corp. (Consumer Discretionary)	15,939,600
45,229	T&D Holdings, Inc. (Financials)	1,382,119
18,192	Taisei Corp. (Industrials)	1,431,939
410,560	Takeda Pharmaceutical Co. Ltd. (Health Care)	14,821,243
384,524	TDK Corp. (Information Technology)	7,411,408
215,477	Tokio Marine Holdings, Inc. (Financials)	10,399,081
92,123	Tokyo Electron Ltd. (Information Technology)	32,558,453
320,505	Tokyo Gas Co. Ltd. (Utilities)	12,415,191
423,444	Toray Industries, Inc. (Materials)	3,413,909
710,626	Toyota Motor Corp. (Consumer Discretionary)	14,043,869
265,405	Toyota Tsusho Corp. (Industrials)	12,428,057
313,703	West Japan Railway Co. (Industrials)	5,922,631
325,300	Yamaha Motor Co. Ltd. (Consumer Discretionary)	3,890,685
410,182	Yokogawa Electric Corp. (Information Technology)	13,130,345
255,995	Yokohama Financial Group, Inc. (Financials)	3,126,699
206,144	Zensho Holdings Co. Ltd. (Consumer Discretionary)(b)	15,219,248

		1,294,460,019

Luxembourg – 0.5%
68,660	ArcelorMittal SA (Materials)	5,112,328
1,043,715	CVC Capital Partners PLC (Financials)(a)	17,543,140

Shares	Description	Value

Common Stocks – (continued)

Luxembourg – (continued)
75,071	Eurofins Scientific SE (Health Care)	$6,325,671

		28,981,139

Macau – 0.0%
682,036	Galaxy Entertainment Group Ltd. (Consumer Discretionary)	2,971,994

Mexico – 0.2%
311,464	Fresnillo PLC (Materials)	13,386,375

Netherlands – 5.0%
228,918	ABN AMRO Bank NV (Financials)	11,091,161
1,756	Adyen NV (Financials)*(a)	2,136,456
80,918	Akzo Nobel NV (Materials)	5,799,455
4,797	ASM International NV (Information Technology)	4,502,337
78,890	ASML Holding NV (Information Technology)	133,041,038
133,154	ASR Nederland NV (Financials)	11,216,798
13,821	BE Semiconductor Industries NV (Information Technology)	3,138,652
6,873	Euronext NV (Financials)(a)	1,302,138
65,761	EXOR NV (Financials)	5,587,784
211,093	Heineken Holding NV (Consumer Staples)	16,747,555
34,103	Heineken NV (Consumer Staples)	2,879,943
688,978	ING Groep NV (Financials)	24,397,674
717,258	Koninklijke Ahold Delhaize NV (Consumer Staples)	25,536,581
890,532	Koninklijke KPN NV (Communication Services)	4,274,317
354,073	Koninklijke Philips NV (Health Care)	9,422,687
253,822	Magnum Ice Cream Co. NV (The) (Consumer Staples)*	5,213,358
47,268	Nebius Group NV (Information Technology)*	9,752,334
210,825	NN Group NV (Financials)	19,052,790
84,600	Wolters Kluwer NV (Industrials)	6,961,548

		302,054,606

New Zealand – 0.4%
1,012,071	Auckland International Airport Ltd. (Industrials)	5,298,412
406,114	Contact Energy Ltd. (Utilities)	2,102,072
586,846	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	15,413,406
21,157	Xero Ltd. (Information Technology)*	1,256,489

		24,070,379

Nigeria – 0.0%
486,040	Airtel Africa PLC (Communication Services)(a)	2,193,063

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACTIVEBETA ® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Norway – 0.7%
74,453	Aker BP ASA (Energy)	$2,846,854
194,654	DNB Bank ASA (Financials)	6,641,421
125,063	Equinor ASA (Energy)	5,342,492
376,421	Gjensidige Forsikring ASA (Financials)	11,409,869
242,219	Mowi ASA (Consumer Staples)	5,321,274
333,557	Norsk Hydro ASA (Materials)	3,349,983
296,020	Orkla ASA (Consumer Staples)	3,022,066
492,812	Var Energi ASA (Energy)	2,618,077

		40,552,036

Portugal – 0.4%
5,106,211	Banco Comercial Portugues SA, Class R (Financials)	6,637,212
528,530	EDP SA (Utilities)	2,872,015
96,963	Galp Energia SGPS SA (Energy)	2,410,331
516,635	Jeronimo Martins SGPS SA (Consumer Staples)	10,802,225

		22,721,783

Singapore – 1.8%
733,285	CapitaLand Ascendas REIT (Real Estate)	1,412,436
685,432	CapitaLand Integrated Commercial Trust REIT (Real Estate)	1,277,152
680,114	CapitaLand Investment Ltd. (Real Estate)	1,416,960
468,263	DBS Group Holdings Ltd. (Financials)	28,494,482
708,243	Keppel Ltd. (Industrials)	6,459,074
815,007	Oversea-Chinese Banking Corp. Ltd. (Financials)	20,196,565
41,973	Sea Ltd. ADR (Consumer Discretionary)*	4,763,096
1,737,605	Singapore Airlines Ltd. (Industrials)	9,275,788
1,019,193	Singapore Exchange Ltd. (Financials)	20,432,738
324,288	Singapore Technologies Engineering Ltd. (Industrials)	2,750,947
83,222	STMicroelectronics NV (Information Technology)	4,158,292
378,217	United Overseas Bank Ltd. (Financials)	12,357,953

		112,995,483

South Africa – 0.1%
77,245	Anglo American PLC (Materials)	4,470,874

South Korea – 0.1%
72,242	Delivery Hero SE (Consumer Discretionary)*(a)(b)	3,082,248

Spain – 3.8%
20,617	Acciona SA (Utilities)	5,019,652

Shares	Description	Value

Common Stocks – (continued)

Spain – (continued)
150,956	ACS Actividades de Construccion y Servicios SA (Industrials)	$17,903,296
118,977	Aena SME SA (Industrials)(a)	3,651,344
32,852	Amadeus IT Group SA (Consumer Discretionary)	2,221,728
1,355,454	Banco Bilbao Vizcaya Argentaria SA (Financials)	39,409,644
1,542,562	Banco de Sabadell SA (Financials)	6,509,759
3,621,217	Banco Santander SA (Financials)	53,269,955
385,565	Bankinter SA (Financials)	7,463,797
799,922	CaixaBank SA (Financials)	12,228,140
77,734	EDP Renewables SA (Utilities)	1,233,442
160,010	Endesa SA (Utilities)	7,825,031
1,022,900	Iberdrola SA (Utilities)	23,859,084
103,616	Indra Sistemas SA (Information Technology)	7,366,058
200,758	Industria de Diseno Textil SA (Consumer Discretionary)	13,525,637
2,609,399	Mapfre SA (Financials)	13,548,927
67,100	Naturgy Energy Group SA (Utilities)	2,296,213
169,877	Redeia Corp. SA (Utilities)	3,015,191
260,262	Repsol SA (Energy)	8,238,234
1,103,766	Telefonica SA (Communication Services)	4,681,076

		233,266,208

Sweden – 2.8%
92,648	AddTech AB, Class B (Industrials)	3,267,690
88,824	Alfa Laval AB (Industrials)	5,324,493
105,491	Assa Abloy AB, Class B (Industrials)	3,929,688
243,152	Atlas Copco AB, Class A (Industrials)	5,223,677
173,922	Atlas Copco AB, Class B (Industrials)	3,235,792
409,633	Beijer Ref AB (Industrials)	5,920,923
78,092	Boliden AB (Materials)	4,598,102
93,904	Essity AB, Class B (Consumer Staples)	2,748,892
656,141	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)(b)	12,026,070
347,173	Hexagon AB, Class B (Information Technology)	3,622,382
194,951	Industrivarden AB, Class A (Financials)	11,049,846
199,618	Industrivarden AB, Class C (Financials)	11,199,875
99,756	Indutrade AB (Industrials)	2,625,788
336,131	Investor AB, Class B (Financials)	14,480,881
129,545	L E Lundbergforetagen AB, Class B (Financials)	7,950,571

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA ® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
299,259	Nibe Industrier AB, Class B (Industrials)	$1,334,180
145,986	Sandvik AB (Industrials)	5,852,289
304,139	Securitas AB, Class B (Industrials)	4,821,109
310,589	Skandinaviska Enskilda Banken AB, Class A (Financials)	7,268,422
264,787	Skanska AB, Class B (Industrials)	7,522,028
65,679	SKF AB, Class B (Industrials)	1,904,156
499,517	Svenska Cellulosa AB SCA, Class B (Materials)	5,954,259
314,771	Svenska Handelsbanken AB, Class A (Financials)(b)	4,856,696
287,547	Swedbank AB, Class A (Financials)	11,281,292
70,043	Swedish Orphan Biovitrum AB (Health Care)*	3,285,605
104,166	Tele2 AB, Class B (Communication Services)	1,846,198
1,159,613	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)(b)	11,696,625
432,993	Telia Co. AB (Communication Services)	1,970,593
98,651	Trelleborg AB, Class B (Industrials)	4,629,619
54,552	Volvo AB, Class B (Industrials)(b)	1,969,559

		173,397,300

Switzerland – 5.4%
191,947	ABB Ltd. (Industrials)	18,768,257
292,957	Avolta AG (Consumer Discretionary)*	16,541,492
35,526	Banque Cantonale Vaudoise (Financials)(b)	5,702,979
8,231	Barry Callebaut AG (Consumer Staples)	11,359,075
6,153	Belimo Holding AG (Industrials)	6,511,313
31,786	BKW AG (Utilities)	4,925,561
23,926	Cie Financiere Richemont SA (Consumer Discretionary)	5,690,180
11,360	EMS-Chemie Holding AG (Materials)(b)	11,107,618
12,203	Galderma Group AG (Health Care)*	2,535,904
27,875	Geberit AG (Industrials)	19,672,412
500	Givaudan SA (Materials)	2,031,066
27,567	Helvetia Baloise Holding AG (Financials)	7,315,261
69,115	Julius Baer Group Ltd. (Financials)	6,434,594
65,009	Kuehne + Nagel International AG (Industrials)	17,363,627
134,672	Logitech International SA (Information Technology)	13,234,676
8,811	Lonza Group AG (Health Care)	6,288,041

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
341,635	Nestle SA (Consumer Staples)	$33,328,387
16,550	Partners Group Holding AG (Financials)	15,010,632
43,269	Sandoz Group AG (Health Care)	3,637,392
26,822	Schindler Holding AG (Industrials)	8,531,783
27,222	Schindler Holding AG Participation Certificates (Industrials)	8,861,175
188,678	SGS SA (Industrials)	21,661,948
19,959	Sika AG (Materials)	4,744,261
34,678	Sonova Holding AG (Health Care)	9,966,250
72,622	Straumann Holding AG (Health Care)	8,440,133
6,931	Swiss Life Holding AG (Financials)	7,883,643
19,744	Swiss Prime Site AG (Real Estate)	3,052,201
6,558	Swisscom AG (Communication Services)	5,085,200
474,832	UBS Group AG (Financials)	26,023,344
15,879	VAT Group AG (Industrials)(a)	11,780,274
20,779	Zurich Insurance Group AG (Financials)	15,240,591

		338,729,270

United Kingdom – 9.5%
159,155	3i Group PLC (Financials)	6,102,328
322,071	Admiral Group PLC (Financials)	17,571,364
429,055	Associated British Foods PLC (Consumer Staples)	11,936,753
271,933	AstraZeneca PLC (Health Care)	44,131,830
742,019	Aviva PLC (Financials)	7,348,043
143,808	BAE Systems PLC (Industrials)	3,985,289
3,648,549	Barclays PLC (Financials)	24,567,813
150,676	British American Tobacco PLC (Consumer Staples)	8,434,995
257,362	Bunzl PLC (Industrials)	9,742,170
1,827,043	Centrica PLC (Utilities)	3,849,423
1,762,190	CK Hutchison Holdings Ltd. (Industrials)	15,847,639
11,317	Coca-Cola Europacific Partners PLC (Consumer Staples)	1,222,462
17,383	Diploma PLC (Industrials)	1,727,526
919,217	GSK PLC (Health Care)	23,099,709
179,701	Halma PLC (Information Technology)	8,848,959
3,392,648	HSBC Holdings PLC (Financials)	70,302,651
90,561	Imperial Brands PLC (Consumer Staples)	3,102,718
662,413	Informa PLC (Communication Services)	8,095,474
1,766,158	International Consolidated Airlines Group SA (Industrials)	10,278,368
25,301	Intertek Group PLC (Industrials)	2,005,017

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACTIVEBETA ® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
2,159,757	J Sainsbury PLC (Consumer Staples)	$9,768,476
5,585,717	Kingfisher PLC (Consumer Discretionary)	23,893,192
473,575	Land Securities Group PLC REIT (Real Estate)	4,407,833
4,566,023	Legal & General Group PLC (Financials)	18,163,272
9,690,218	Lloyds Banking Group PLC (Financials)	14,445,236
3,111,381	M&G PLC (Financials)	14,806,629
1,978,159	Marks & Spencer Group PLC (Consumer Staples)	10,588,494
455,384	Melrose Industries PLC (Industrials)	3,180,896
454,961	National Grid PLC (Utilities)	7,216,987
2,035,500	NatWest Group PLC (Financials)	18,749,622
75,052	Next PLC (Consumer Discretionary)	15,848,428
209,255	Pearson PLC (Consumer Discretionary)	3,499,539
63,249	Reckitt Benckiser Group PLC (Consumer Staples)	4,400,846
265,203	RELX PLC (Industrials)	9,607,508
810,663	Rolls-Royce Holdings PLC (Industrials)	16,818,390
1,116,376	Sage Group PLC (The) (Information Technology)	16,528,331
224,457	Schroders PLC (Financials)	1,777,223
204,560	Segro PLC REIT (Real Estate)	2,665,817
70,022	Severn Trent PLC (Utilities)	2,986,683
178,256	Smith & Nephew PLC (Health Care)	2,567,846
280,625	Smiths Group PLC (Industrials)	9,937,918
74,619	Spirax Group PLC (Industrials)	7,193,080
96,051	SSE PLC (Utilities)	3,189,235
574,333	Standard Chartered PLC (Financials)	16,951,888
849,440	Standard Life PLC (Financials)	10,825,711
1,598,900	Tesco PLC (Consumer Staples)	9,913,303
163,444	Unilever PLC (Consumer Staples)	10,583,497
108,674	United Utilities Group PLC (Utilities)	2,108,440
13,825,813	Vodafone Group PLC (Communication Services)	22,203,509
526,981	Wise Group PLC, Class A (Financials)*	6,940,471

		583,968,831

United States – 5.7%
1,130,928	Aegon Ltd. (Financials)	10,435,928
13,789	AerCap Holdings NV (Industrials)	2,012,367
43,327	Alcon AG (Health Care)	3,140,329
4,587	AP Moller – Maersk A/S, Class A (Industrials)(b)	14,840,231

Shares	Description		Value

Common Stocks – (continued)

United States – (continued)
4,600	AP Moller – Maersk A/S, Class B (Industrials)		$15,396,951
3,300,394	BP PLC (Energy)		23,022,212
236,044	Brookfield Asset Management Ltd., Class A (Financials)(b)		12,150,400
241,321	Buzzi SpA (Materials)		11,509,884
148,365	Experian PLC (Industrials)		6,123,109
129,807	Ferrovial NV (Industrials)(b)		7,599,509
1,439,738	Haleon PLC (Health Care)		7,187,256
30,649	InterContinental Hotels Group PLC (Consumer Discretionary)		4,985,060
390,720	Novartis AG (Health Care)		59,607,831
74,558	QIAGEN NV (Health Care)		3,224,798
141,667	Roche Holding AG (Health Care)		61,860,409
12,288	Roche Holding AG (Health Care)		5,481,274
97,838	Sanofi SA (Health Care)		8,729,356
68,675	Schneider Electric SE (Industrials)		23,501,105
852,907	Shell PLC (Energy)		38,674,860
14,579	Spotify Technology SA (Communication Services)*		7,925,436
56,670	Swiss Re AG (Financials)		9,858,244
125,565	Tenaris SA (Energy)		3,490,344

			340,756,893

Zambia – 0.0%
80,025	First Quantum Minerals Ltd. (Materials)*		2,661,150

TOTAL COMMON STOCKS
(Cost $4,131,325,253)			6,079,205,285

Shares	Description	Rate	Value

Preferred Stocks – 0.2%

Germany – 0.2%
60,427	Henkel AG & Co. KGaA (Consumer Staples)	2.72%	5,337,403
223,398	Porsche Automobil Holding SE (Consumer Discretionary)	5.28	7,400,920

TOTAL PREFERRED STOCKS
(Cost $13,488,764)			12,738,323

Units	Description	Expiration Month	Value

Warrant – 0.0%

Canada – 0.0%
8,722	Constellation Software, Inc. (Information Technology)*(c)
(Cost $0)		03/40	0

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA ® INTERNATIONAL EQUITY ETF

Shares	Dividend Rate	Value

Investment Company – 0.2%(d)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
13,368,483	3.574%(e)	$13,368,483

(Cost $13,368,483)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $4,158,182,500)		6,105,312,091

Securities Lending Reinvestment Vehicle – 2.4%(d)

Goldman Sachs Financial Square Government Fund - Institutional Shares
144,334,698	3.585%(e)	144,334,698

(Cost $144,334,698)

TOTAL INVESTMENTS – 102.2% (Cost $4,302,517,198)		$6,249,646,789

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.2)%		(133,806,710)

NET ASSETS – 100.0%		$6,115,840,079

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.
(e)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Financials	29.0%
Industrials	17.0
Information Technology	9.7
Health Care	8.7
Consumer Discretionary	8.1
Consumer Staples	7.3
Materials	5.8
Energy	4.5
Utilities	3.5
Communication Services	2.8
Real Estate	1.1
Investment Company	0.2
Securities Lending Reinvestment Vehicle	2.3

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
MSCI EAFE E-Mini Index	131	09/18/26	$21,148,640	$78,191

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACTIVEBETA ® JAPAN EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.8%

Communication Services – 4.6%
3,120	Capcom Co. Ltd. (Japan)	$83,424
21,740	KDDI Corp. (Japan)	402,890
1,345	Konami Group Corp. (Japan)	186,175
174,500	LY Corp. (Japan)	607,546
7,569	Nintendo Co. Ltd. (Japan)	428,655
488,379	NTT, Inc. (Japan)	527,539
411,720	SoftBank Corp. (Japan)	611,283
51,488	SoftBank Group Corp. (Japan)	1,676,556

		4,524,068

Consumer Discretionary – 14.8%
45,808	Aisin Corp. (Japan)	645,692
18,400	Asics Corp. (Japan)	518,488
9,878	Bandai Namco Holdings, Inc. (Japan)	353,813
20,982	Bridgestone Corp. (Japan)	544,603
4,708	Denso Corp. (Japan)	57,046
2,821	Fast Retailing Co. Ltd. (Japan)	1,279,824
43,036	Honda Motor Co. Ltd. (Japan)	460,826
5,220	Isuzu Motors Ltd. (Japan)	74,756
48,050	Pan Pacific International Holdings Corp. (Japan)	242,815
36,165	Panasonic Holdings Corp. (Japan)	1,018,630
47,700	Rakuten Group, Inc. (Japan)*	231,787
16,100	Ryohin Keikaku Co. Ltd. (Japan)	436,337
45,100	Sanrio Co. Ltd. (Japan)	363,325
23,014	Sekisui House Ltd. (Japan)	496,611
200	Shimano, Inc. (Japan)	24,979
96,333	Sony Group Corp. (Japan)	2,422,576
16,140	Subaru Corp. (Japan)	269,648
74,208	Sumitomo Electric Industries Ltd. (Japan)	1,032,067
57,444	Suzuki Motor Corp. (Japan)	801,076
146,579	Toyota Motor Corp. (Japan)	2,896,793
2,300	Yamaha Motor Co. Ltd. (Japan)	27,508
5,590	Zensho Holdings Co. Ltd. (Japan)	412,700

		14,611,900

Consumer Staples – 4.1%
37,658	Aeon Co. Ltd. (Japan)	319,879
8,504	Ajinomoto Co., Inc. (Japan)	287,665
33,029	Asahi Group Holdings Ltd. (Japan)	346,639
15,441	Japan Tobacco, Inc. (Japan)	670,549
19,444	Kao Corp. (Japan)	443,318
3,000	Kikkoman Corp. (Japan)	34,472
22,914	Kirin Holdings Co. Ltd. (Japan)	438,206
45,441	Seven & i Holdings Co. Ltd. (Japan)	576,496
17,965	Shiseido Co. Ltd. (Japan)	419,159
15,164	Suntory Beverage & Food Ltd. (Japan)	428,441
7,600	Unicharm Corp. (Japan)	47,453

		4,012,277

Energy – 3.1%
155,895	ENEOS Holdings, Inc. (Japan)	1,307,138
144,592	Idemitsu Kosan Co. Ltd. (Japan)	1,285,705

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
18,708	Inpex Corp. (Japan)	$463,556

		3,056,399

Financials – 20.9%
12,048	Chiba Bank Ltd. (The) (Japan)	212,752
65,992	Daiichi Life Group, Inc. (Japan)	759,738
26,436	Daiwa Securities Group, Inc. (Japan)	305,174
27,452	Japan Exchange Group, Inc. (Japan)	386,781
19,189	Japan Post Bank Co. Ltd. (Japan)	409,146
41,144	Japan Post Holdings Co. Ltd. (Japan)	640,625
91,282	Japan Post Insurance Co. Ltd. (Japan)	968,866
69,589	Mitsubishi HC Capital, Inc. (Japan)	607,452
190,232	Mitsubishi UFJ Financial Group, Inc. (Japan)	4,383,692
41,886	Mizuho Financial Group, Inc. (Japan)	2,261,705
25,150	MS&AD Insurance Group Holdings, Inc. (Japan)	804,290
88,115	Nomura Holdings, Inc. (Japan)(a)	902,421
16,657	ORIX Corp. (Japan)	655,453
18,485	Resona Holdings, Inc. (Japan)	292,852
42,908	SBI Holdings, Inc. (Japan)	890,429
24,018	Sompo Holdings, Inc. (Japan)	1,030,234
60,584	Sumitomo Mitsui Financial Group, Inc. (Japan)	2,646,128
43,384	Sumitomo Mitsui Trust Group, Inc. (Japan)	482,754
11,431	T&D Holdings, Inc. (Japan)	349,311
29,554	Tokio Marine Holdings, Inc. (Japan)	1,426,298
18,536	Yokohama Financial Group, Inc. (Japan)	226,397

		20,642,498

Health Care – 4.6%
39,102	Astellas Pharma, Inc. (Japan)	580,672
6,762	Chugai Pharmaceutical Co. Ltd. (Japan)	292,719
16,947	Daiichi Sankyo Co. Ltd. (Japan)	302,233
12,188	Eisai Co. Ltd. (Japan)	361,759
6,038	Hoya Corp. (Japan)	930,115
2,600	Kyowa Kirin Co. Ltd. (Japan)	42,787
24,701	Olympus Corp. (Japan)	325,670
7,676	Otsuka Holdings Co. Ltd. (Japan)	588,816
10,303	Shionogi & Co. Ltd. (Japan)	187,776
26,204	Takeda Pharmaceutical Co. Ltd. (Japan)	945,966
2,478	Terumo Corp. (Japan)	39,041

		4,597,554

Industrials – 23.6%
5,600	AGC, Inc. (Japan)	201,178
53,545	ANA Holdings, Inc. (Japan)(a)	1,018,963
7,029	Central Japan Railway Co. (Japan)	175,004

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA ® JAPAN EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
9,972	Dai Nippon Printing Co. Ltd. (Japan)	$193,639
2,796	Daifuku Co. Ltd. (Japan)	101,619
2,844	Daikin Industries Ltd. (Japan)	376,748
4,172	East Japan Railway Co. (Japan)	93,553
6,000	Ebara Corp. (Japan)	175,873
9,187	FANUC Corp. (Japan)	348,334
1,928	Fuji Electric Co. Ltd. (Japan)	167,211
34,200	Fujikura Ltd. (Japan)	1,178,727
8,900	Furukawa Electric Co. Ltd. (Japan)	224,040
9,038	Hankyu Hanshin Holdings, Inc. (Japan)	266,055
838	Hikari Tsushin, Inc. (Japan)	212,366
79,793	Hitachi Ltd. (Japan)	2,717,144
11,400	IHI Corp. (Japan)	191,457
88,865	ITOCHU Corp. (Japan)	1,173,032
6,463	Kajima Corp. (Japan)	195,798
8,700	Kawasaki Heavy Industries Ltd. (Japan)	140,610
7,961	Kawasaki Kisen Kaisha Ltd. (Japan)(a)	166,005
13,075	Komatsu Ltd. (Japan)	608,985
36,497	Kubota Corp. (Japan)	670,199
2,065	Makita Corp. (Japan)	68,521
26,463	Marubeni Corp. (Japan)	816,617
3,604	MINEBEA MITSUMI, Inc. (Japan)	76,280
56,249	Mitsubishi Corp. (Japan)	1,692,102
33,401	Mitsubishi Electric Corp. (Japan)	1,168,130
52,481	Mitsubishi Heavy Industries Ltd. (Japan)	1,278,053
36,550	Mitsui & Co. Ltd. (Japan)	1,146,429
500	Mitsui OSK Lines Ltd. (Japan)	21,936
3,956	NIDEC Corp. (Japan)*	63,937
7,468	Nippon Yusen KK (Japan)(a)	329,220
7,723	Obayashi Corp. (Japan)	144,720
23,759	Recruit Holdings Co. Ltd. (Japan)	2,709,980
7,834	Secom Co. Ltd. (Japan)	318,423
4,100	Shimizu Corp. (Japan)	61,309
319	SMC Corp. (Japan)	141,247
102,720	Sumitomo Corp. (Japan)	1,152,340
2,443	Taisei Corp. (Japan)	192,295
22,286	Toyota Tsusho Corp. (Japan)	1,043,581
16,948	West Japan Railway Co. (Japan)	319,974

		23,341,634

Information Technology – 18.0%
16,683	Advantest Corp. (Japan)	3,519,523
19,129	Canon, Inc. (Japan)	559,993
1,916	Disco Corp. (Japan)	697,316
10,156	FUJIFILM Holdings Corp. (Japan)	215,591
28,790	Fujitsu Ltd. (Japan)	697,508
4,600	Ibiden Co. Ltd. (Japan)	589,205
2,759	Keyence Corp. (Japan)	1,445,367
4,200	Kioxia Holdings Corp. (Japan)*	1,314,744
1,500	Kokusai Electric Corp. (Japan)	82,536

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
17,068	Kyocera Corp. (Japan)	$390,856
2,648	Lasertec Corp. (Japan)	557,805
29,386	Murata Manufacturing Co. Ltd. (Japan)	1,323,240
26,042	NEC Corp. (Japan)	800,364
3,393	Nomura Research Institute Ltd. (Japan)	112,417
13,768	Otsuka Corp. (Japan)	311,320
31,083	Renesas Electronics Corp. (Japan)	660,218
4,474	SCREEN Holdings Co. Ltd. (Japan)	381,016
35,860	TDK Corp. (Japan)	691,174
8,551	Tokyo Electron Ltd. (Japan)	3,022,126
15,096	Yokogawa Electric Corp. (Japan)	483,238

		17,855,557

Materials – 3.8%
22,206	Asahi Kasei Corp. (Japan)	228,602
8,900	JX Advanced Metals Corp. (Japan)	210,218
162,808	Mitsubishi Chemical Group Corp. (Japan)	1,229,509
1,000	Mitsui Kinzoku Co. Ltd. (Japan)	183,757
20,300	Nippon Paint Holdings Co. Ltd. (Japan)	153,621
64,480	Nippon Steel Corp. (Japan)(a)	270,445
9,575	Nitto Denko Corp. (Japan)	210,573
2,900	Resonac Holdings Corp. (Japan)	287,739
18,352	Shin-Etsu Chemical Co. Ltd. (Japan)	692,158
3,400	Sumitomo Metal Mining Co. Ltd. (Japan)	236,645
8,421	Toray Industries, Inc. (Japan)	67,892

		3,771,159

Real Estate – 0.8%
4,995	Daito Trust Construction Co. Ltd. (Japan)	104,157
8,423	Daiwa House Industry Co. Ltd. (Japan)	246,843
14,539	Hulic Co. Ltd. (Japan)	162,465
5,197	Mitsubishi Estate Co. Ltd. (Japan)	123,502
215	Nippon Building Fund, Inc. REIT (Japan)	170,040
1,096	Sumitomo Realty & Development Co. Ltd. (Japan)	22,826

		829,833

Utilities – 1.5%
12,793	Chubu Electric Power Co., Inc. (Japan)	230,193
9,928	Kansai Electric Power Co., Inc. (The) (Japan)(a)	174,725
10,957	Osaka Gas Co. Ltd. (Japan)	394,999

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACTIVEBETA ® JAPAN EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Utilities – (continued)
18,903	Tokyo Gas Co. Ltd. (Japan)	$732,233

		1,532,150

TOTAL COMMON STOCKS (Cost $68,739,983)		98,775,029

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
127,572	3.574%(c)	127,572
(Cost $127,572)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $68,867,555)		98,902,601

Securities Lending Reinvestment Vehicle – 3.2%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
3,143,808	3.585%(c)	3,143,808
(Cost $3,143,808)

TOTAL INVESTMENTS – 103.1% (Cost $72,011,363)		$102,046,409

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.1)%		(3,046,615)

NET ASSETS – 100.0%		$98,999,794

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Topix Index Future	5	09/11/26	$130,436	$4,195

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.4%

Communication Services – 9.6%
1,282,493	Alphabet, Inc., Class A	$435,214,000
808,706	Alphabet, Inc., Class C	271,248,079
117,284	AppLovin Corp., Class A*	36,599,645
1,419,100	AT&T, Inc.	36,740,499
185,339	Charter Communications, Inc., Class A*	28,253,077
938,840	Comcast Corp., Class A	24,991,921
89,173	EchoStar Corp., Class A*	7,708,114
444,245	Fox Corp., Class A	29,919,901
498,300	Fox Corp., Class B	30,007,626
60,724	Live Nation Entertainment, Inc.*	10,923,640
493,571	Meta Platforms, Inc., Class A	282,490,426
559,049	Netflix, Inc.*	45,310,922
330,212	Omnicom Group, Inc.	28,903,456
187,019	Reddit, Inc., Class A*	27,643,279
64,458	Roku, Inc.*	10,115,394
83,918	Take-Two Interactive Software, Inc.*	18,436,785
20,657	TKO Group Holdings, Inc.	3,772,175
33,253	T-Mobile US, Inc.	6,000,171
805,264	Verizon Communications, Inc.	40,279,305
325,753	Walt Disney Co. (The)	35,034,735
1,639,244	Warner Bros Discovery, Inc.*	46,767,631

		1,456,360,781

Consumer Discretionary – 9.3%
19,593	Airbnb, Inc., Class A*	3,589,829
2,057,699	Amazon.com, Inc.*	534,528,469
5,003	AutoZone, Inc.*	14,965,174
269,874	Booking Holdings, Inc.	53,729,215
33,773	Burlington Stores, Inc.*	8,772,874
914,921	Carnival Corp. Ltd.	21,857,463
177,860	D.R. Horton, Inc.	25,711,442
56,831	Darden Restaurants, Inc.	12,176,610
116,899	eBay, Inc.	12,106,060
85,273	Expedia Group, Inc.	27,041,774
184,745	Flutter Entertainment PLC*	18,507,754
2,624,195	Ford Motor Co.	36,581,278
21,576	Garmin Ltd.	6,129,957
78,425	General Motors Co.	6,769,646
52,534	Hilton Worldwide Holdings, Inc.	16,615,454
168,276	Home Depot, Inc. (The)	55,165,921
158,144	Lowe’s Cos., Inc.	32,372,077
32,681	Marriott International, Inc., Class A	11,169,059
94,659	McDonald’s Corp.	24,946,433
262,950	NIKE, Inc., Class B	10,270,827
2,966	NVR, Inc.*	18,730,972
330,089	O’Reilly Automotive, Inc.*	29,311,903
208,433	PulteGroup, Inc.	26,329,257
83,363	Ralph Lauren Corp.	28,918,625
70,513	Ross Stores, Inc.	16,115,041
292,636	Tapestry, Inc.	36,108,356
425,574	Tesla, Inc.*	156,589,953
411,019	TJX Cos., Inc. (The)	55,039,554
76,241	Ulta Beauty, Inc.*	40,949,041
47,661	Viking Holdings Ltd.*	4,105,519
165,046	Williams-Sonoma, Inc.	37,671,749

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
185,775	Yum! Brands, Inc.	$28,481,165

		1,411,358,451

Consumer Staples – 5.5%
360,853	Altria Group, Inc.	24,711,213
462,754	Archer-Daniels-Midland Co.	37,617,273
48,953	Bunge Global SA	5,688,828
17,409	Casey’s General Stores, Inc.	13,095,224
170,882	Church & Dwight Co., Inc.	17,050,606
588,040	Coca-Cola Co. (The)	52,141,507
552,432	Colgate-Palmolive Co.	49,619,442
53,720	Constellation Brands, Inc., Class A	7,016,906
82,617	Costco Wholesale Corp.	77,981,360
203,953	Dollar General Corp.	25,851,043
319,918	Dollar Tree, Inc.*	40,498,420
332,259	Estee Lauder Cos., Inc. (The), Class A	33,990,096
232,813	General Mills, Inc.	9,591,896
25,988	Kimberly-Clark Corp.	2,805,405
1,115,096	Kraft Heinz Co. (The)	28,624,514
705,558	Kroger Co. (The)	40,597,807
73,909	Mondelez International, Inc., Class A	4,587,532
504,781	Monster Beverage Corp.*	23,179,544
225,813	PepsiCo, Inc.	31,690,596
189,621	Philip Morris International, Inc.	35,516,013
311,653	Procter & Gamble Co. (The)	45,227,083
404,286	Sysco Corp.	32,779,509
184,525	Target Corp.	29,686,382
364,839	Tyson Foods, Inc., Class A	20,117,222
310,287	US Foods Holding Corp.*	32,530,489
1,043,491	Walmart, Inc.	109,430,901

		831,626,811

Energy – 3.3%
163,305	Baker Hughes Co.	10,378,033
17,517	Cheniere Energy, Inc.	5,109,534
213,302	Chevron Corp.	43,970,074
108,190	ConocoPhillips	14,334,093
484,777	Devon Energy Corp.	23,516,532
22,290	Diamondback Energy, Inc.	4,468,699
66,141	EOG Resources, Inc.	9,587,799
346,983	EQT Corp.	18,799,539
236,717	Expand Energy Corp.	23,236,141
615,646	ExxonMobil Holdings Corp.	99,088,224
570,677	Halliburton Co.	21,029,447
831,882	Kinder Morgan, Inc.	26,819,876
106,103	Marathon Petroleum Corp.	39,610,372
311,346	Occidental Petroleum Corp.	18,736,802
88,690	ONEOK, Inc.	8,515,127
61,481	Phillips 66	15,159,985
239,092	SLB Ltd.	14,369,429
46,847	Targa Resources Corp.	13,756,622
191,233	TechnipFMC PLC (United Kingdom)	14,944,859
133,814	Valero Energy Corp.	48,028,521
324,856	Williams Cos., Inc. (The)	24,380,443

		497,840,151

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACTIVEBETA ® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Financials – 11.4%
155,120	Aflac, Inc.	$17,970,652
104,424	Allstate Corp. (The)	26,920,507
87,130	American Express Co.	28,767,712
146,267	American International Group, Inc.	11,168,948
73,494	Ameriprise Financial, Inc.	40,650,266
42,842	Aon PLC, Class A	13,774,560
156,994	Arch Capital Group Ltd.*	15,396,402
1,046,569	Bank of America Corp.	64,824,484
384,801	Bank of New York Mellon Corp. (The)	62,060,705
268,544	Berkshire Hathaway, Inc., Class B*	135,354,232
5,641	Blackrock, Inc.	6,518,796
83,107	Blackstone, Inc.	11,904,247
122,637	Capital One Financial Corp.	26,306,863
22,654	Cboe Global Markets, Inc.	6,800,731
118,517	Charles Schwab Corp. (The)	13,015,537
82,649	Chubb Ltd.	27,984,951
129,896	Cincinnati Financial Corp.	22,069,330
401,039	Citigroup, Inc.	52,784,753
255,485	Citizens Financial Group, Inc.	17,595,252
27,938	CME Group, Inc.	7,976,299
266,756	Fidelity National Information Services, Inc.	10,875,642
166,294	Fifth Third Bancorp	8,941,628
4,779	First Citizens BancShares, Inc., Class A	10,343,668
430,339	Fiserv, Inc.*	22,941,372
61,830	Global Payments, Inc.	5,629,622
200,002	Hartford Insurance Group, Inc. (The)	27,476,275
485,025	Huntington Bancshares, Inc.	8,092,642
32,596	Interactive Brokers Group, Inc., Class A	3,171,265
31,762	Intercontinental Exchange, Inc.	5,104,153
536,698	JPMorgan Chase & Co.	191,075,222
707,746	KeyCorp	15,294,391
310,359	Loews Corp.	33,608,776
78,465	M&T Bank Corp.	18,356,102
12,342	Markel Group, Inc.*	22,251,515
33,063	Marsh & McLennan Cos., Inc.	6,275,357
176,065	Mastercard, Inc., Class A	103,756,865
153,840	MetLife, Inc.	14,640,953
79,456	Moody’s Corp.	40,096,676
235,084	Morgan Stanley	50,148,119
30,708	Nasdaq, Inc.	3,028,116
192,804	Northern Trust Corp.	35,776,710
397,733	PayPal Holdings, Inc.	20,946,608
74,352	PNC Financial Services Group, Inc. (The)	17,816,970
216,435	Principal Financial Group, Inc.	23,842,480
86,758	Progressive Corp. (The)	18,920,185
203,149	Prudential Financial, Inc.	23,890,322
125,816	Raymond James Financial, Inc.	22,416,637
507,369	Regions Financial Corp.	15,160,186
293,483	State Street Corp.	56,166,777
422,319	Synchrony Financial	32,552,349
230,071	T. Rowe Price Group, Inc.	25,602,301

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
72,856	Travelers Cos., Inc. (The)	$26,660,196
284,389	Truist Financial Corp.	14,100,007
394,432	US Bancorp	24,289,123
310,366	Visa, Inc., Class A	117,743,549
143,099	W R Berkley Corp.	9,667,768
392,983	Wells Fargo & Co.	33,949,801

		1,730,455,555

Health Care – 9.7%
92,489	Abbott Laboratories	10,207,086
258,733	AbbVie, Inc.	66,344,316
59,884	Agilent Technologies, Inc.	9,195,787
106,406	Alnylam Pharmaceuticals, Inc.*	25,610,860
44,284	Amgen, Inc.	19,036,806
58,662	Becton Dickinson & Co.	11,034,909
175,164	Biogen, Inc.*	37,949,281
108,224	Boston Scientific Corp.*	5,227,219
492,065	Bristol-Myers Squibb Co.	32,874,863
73,141	Cardinal Health, Inc.	17,160,341
33,939	Cencora, Inc.	10,982,660
476,076	Centene Corp.*	30,630,730
86,975	Cigna Group (The)	24,012,058
317,614	CVS Health Corp.	29,827,131
62,281	Danaher Corp.	13,300,730
103,133	Dexcom, Inc.*	9,391,291
209,103	Edwards Lifesciences Corp.*	18,976,097
63,016	Elevance Health, Inc.	24,736,301
160,263	Eli Lilly & Co.	185,381,020
113,658	GE HealthCare Technologies, Inc.	8,095,859
248,182	Gilead Sciences, Inc.	36,318,954
47,910	Guardant Health, Inc.*	7,618,648
13,149	HCA Healthcare, Inc.	5,449,603
43,120	Humana, Inc.	16,524,878
78,609	IDEXX Laboratories, Inc.*	43,760,844
100,070	Illumina, Inc.*	21,377,954
327,627	Incyte Corp.*	40,370,199
17,110	Intuitive Surgical, Inc.*	6,448,075
94,656	IQVIA Holdings, Inc.*	24,723,201
487,134	Johnson & Johnson	129,504,574
85,846	Labcorp Holdings, Inc.	28,557,530
9,746	McKesson Corp.	8,628,329
191,427	Medtronic PLC	17,352,858
412,991	Merck & Co., Inc.	61,023,550
33,035	Mettler-Toledo International, Inc.*	46,418,800
103,375	Moderna, Inc.*	14,507,647
176,570	Natera, Inc.*	56,848,477
410,493	Pfizer, Inc.	11,682,631
125,358	Quest Diagnostics, Inc.	30,123,527
25,105	Regeneron Pharmaceuticals, Inc.	20,060,903
74,305	ResMed, Inc.	17,840,630
75,617	Revolution Medicines, Inc.*	15,544,587
603,110	Royalty Pharma PLC, Class A	37,036,985
94,894	STERIS PLC	22,076,140
46,717	Stryker Corp.	15,126,965
64,696	Tenet Healthcare Corp.*	17,203,313
33,319	Thermo Fisher Scientific, Inc.	20,561,155
14,205	United Therapeutics Corp.*	7,249,948

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S . LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
122,038	UnitedHealth Group, Inc.	$47,522,818
28,201	Vertex Pharmaceuticals, Inc.*	15,356,009
963,148	Viatris, Inc.	15,901,573
9,221	Waters Corp.*	3,823,303
8,719	West Pharmaceutical Services, Inc.	2,974,138
164,116	Zimmer Biomet Holdings, Inc.	16,418,165
131,637	Zoetis, Inc.	10,149,213

		1,482,061,469

Industrials – 8.0%
23,717	3M Co.	4,075,292
87,375	AerCap Holdings NV	12,751,507
89,588	AMETEK, Inc.	21,068,410
348,886	API Group Corp.*	13,693,775
62,068	ATI, Inc.*	12,674,286
11,123	Automatic Data Processing, Inc.	3,182,958
79,831	Bloom Energy Corp., Class A*	16,469,135
72,323	Broadridge Financial Solutions, Inc.	13,190,269
128,901	C.H. Robinson Worldwide, Inc.	19,291,324
14,302	Carpenter Technology Corp.	6,813,759
155,563	Carrier Global Corp.	9,056,878
64,216	Caterpillar, Inc.	51,210,333
204,482	Cintas Corp.	41,262,423
9,476	Comfort Systems USA, Inc.	14,646,295
269,964	CSX Corp.	13,635,882
23,656	Cummins, Inc.	13,351,446
14,814	Curtiss-Wright Corp.	8,629,599
7,634	Deere & Co.	4,999,583
368,123	Delta Air Lines, Inc.	28,713,594
98,354	Dover Corp.	19,103,297
108,616	DuPont de Nemours, Inc.	14,618,627
28,424	EMCOR Group, Inc.	20,878,565
47,859	Emerson Electric Co.	7,295,626
58,442	Expeditors International of Washington, Inc.	11,083,525
975,742	Fastenal Co.	48,113,838
79,643	FedEx Corp.	26,075,118
29,939	Fedex Freight Holding Co., Inc.*	4,004,042
117,951	Ferguson Enterprises, Inc.	26,481,179
493,921	Fortive Corp.	29,062,312
34,055	GE Vernova, Inc.	30,599,439
79,467	General Dynamics Corp.	29,510,070
122,417	General Electric Co.	41,096,611
28,554	Honeywell Aerospace, Inc.*	4,514,673
22,603	Honeywell International, Inc.	4,826,419
53,140	Howmet Aerospace, Inc.	13,016,643
21,962	Hubbell, Inc.	9,948,786
89,015	Illinois Tool Works, Inc.	24,512,061
155,397	Ingersoll Rand, Inc.	11,973,339
26,525	ITT, Inc.	5,312,692
32,263	J.B. Hunt Transport Services, Inc.	8,564,859
99,669	Johnson Controls International PLC	13,778,243
65,172	L3Harris Technologies, Inc.	17,352,045
18,163	Lennox International, Inc.	6,949,890
32,029	Lockheed Martin Corp.	17,975,636
32,216	MasTec, Inc.*	7,724,752

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
48,966	Norfolk Southern Corp.	$16,785,055
20,152	Northrop Grumman Corp.	10,876,034
25,691	nVent Electric PLC	3,872,918
232,799	Otis Worldwide Corp.	16,558,993
108,205	PACCAR, Inc.	13,431,487
18,527	Parker-Hannifin Corp.	18,146,085
20,888	Quanta Services, Inc.	12,680,896
74,431	Republic Services, Inc.	16,443,297
61,636	Rocket Lab Corp.*	3,939,773
13,468	Rockwell Automation, Inc.	5,716,223
813,781	Rollins, Inc.	29,353,081
189,167	RTX Corp.	39,295,661
75,884	Snap-on, Inc.	29,314,748
58,157	Sunbelt Rentals Holdings, Inc.	4,203,588
20,563	Trane Technologies PLC	9,138,197
163,479	Uber Technologies, Inc.*	12,367,186
39,194	Union Pacific Corp.	11,784,460
254,443	United Airlines Holdings, Inc.*	27,477,300
76,598	United Parcel Service, Inc., Class B	7,983,810
251,805	Veralto Corp.	24,820,419
24,830	Verisk Analytics, Inc.	4,811,557
37,226	Vertiv Holdings Co., Class A	9,631,111
45,708	W.W. Grainger, Inc.	59,854,169
69,601	Waste Management, Inc.	15,237,051
95,160	Westinghouse Air Brake Technologies Corp.	27,209,099
16,130	Woodward, Inc.	5,481,297
20,055	XPO, Inc.*	3,890,469
146,880	Xylem, Inc.	16,172,957

		1,219,565,956

Information Technology – 38.0%
145,961	Accenture PLC, Class A	27,697,559
186,792	Adobe, Inc.*	54,690,830
221,409	Advanced Micro Devices, Inc.*	104,221,644
207,629	Amphenol Corp., Class A	32,919,578
67,359	Analog Devices, Inc.	24,393,388
3,336,266	Apple, Inc.	1,057,095,882
181,529	Applied Materials, Inc.	83,211,078
88,445	Arista Networks, Inc.*	17,307,802
29,805	Astera Labs, Inc.*	8,851,489
433,644	Atlassian Corp., Class A*	84,200,656
126,425	Autodesk, Inc.*	32,684,655
951,906	Broadcom, Inc.	352,528,868
46,728	Cadence Design Systems, Inc.*	15,830,512
146,812	CDW Corp.	22,253,763
19,954	Cerebras Systems, Inc., Class A*(a)	3,676,325
47,276	Ciena Corp.*	18,097,253
726,125	Cisco Systems, Inc.	80,229,551
23,476	Cloudflare, Inc., Class A*	7,162,762
557,402	Cognizant Technology Solutions Corp., Class A	35,997,021
43,823	Coherent Corp.*	12,175,344
184,809	Corning, Inc.	27,486,643
15,283	Credo Technology Group Holding Ltd.*	3,456,862

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACTIVEBETA ® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
94,295	Crowdstrike Holdings, Inc., Class A*	$21,782,145
11,714	Datadog, Inc., Class A*	2,776,687
50,721	Dell Technologies, Inc., Class C	23,129,283
74,377	Entegris, Inc.	10,062,464
433,972	Everpure, Inc., Class A*	40,337,697
20,286	F5, Inc.*	8,259,039
6,715	Fabrinet (Thailand)*	2,772,825
35,262	Fair Isaac Corp.*	40,452,919
149,468	First Solar, Inc.*	30,177,589
300,230	Fortinet, Inc.*	51,318,314
59,949	GLOBALFOUNDRIES, Inc.	2,679,121
844,509	Hewlett Packard Enterprise Co.	44,117,150
780,624	HP, Inc.	23,434,332
582,878	Intel Corp.*	52,173,410
135,494	International Business Machines Corp.	31,687,982
44,028	Intuit, Inc.	15,819,260
82,776	Jabil, Inc.	25,268,202
57,004	Keysight Technologies, Inc.*	18,395,191
328,565	KLA Corp.	57,646,729
339,089	Lam Research Corp.	102,231,943
22,600	Lumentum Holdings, Inc.*	20,673,576
28,507	MACOM Technology Solutions Holdings, Inc.*	7,521,002
95,034	Marvell Technology, Inc.	20,114,896
65,514	Microchip Technology, Inc.	4,812,003
195,608	Micron Technology, Inc.	187,535,258
1,592,112	Microsoft Corp.	807,662,496
44,197	MKS, Inc.	11,325,039
36,260	MongoDB, Inc.*	16,439,196
4,121	Monolithic Power Systems, Inc.	5,224,480
45,542	Motorola Solutions, Inc.	22,101,533
206,375	NetApp, Inc.	38,239,224
5,514,829	NVIDIA Corp.	1,217,563,947
56,982	NXP Semiconductors NV (Netherlands)	12,800,437
433,990	ON Semiconductor Corp.*	32,154,319
78,710	Oracle Corp.	11,737,235
304,451	Palantir Technologies, Inc., Class A*	56,743,577
57,981	Palo Alto Networks, Inc.*	22,156,280
158,346	Qnity Electronics, Inc.	18,911,263
306,534	QUALCOMM, Inc.	52,257,916
72,197	Roper Technologies, Inc.	30,657,734
141,225	Salesforce, Inc.	36,371,087
25,368	Sandisk Corp.*	39,744,046
72,042	Seagate Technology Holdings PLC	59,678,152
84,971	ServiceNow, Inc.*	12,574,858
10,871	Snowflake, Inc.*	3,602,976
155,588	Super Micro Computer, Inc.*	5,800,321
11,628	Synopsys, Inc.*	5,111,553
48,487	TD SYNNEX Corp.	12,259,938
124,414	TE Connectivity PLC (Switzerland)	25,535,974
55,782	Teledyne Technologies, Inc.*	34,191,577
79,640	Teradyne, Inc.	27,860,461
87,458	Texas Instruments, Inc.	22,818,667

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
55,267	Twilio, Inc., Class A*	$13,022,563
18,945	Ubiquiti, Inc.(a)	11,177,929
215,015	VeriSign, Inc.	61,984,524
137,959	Western Digital Corp.	62,157,427
77,214	Workday, Inc., Class A*	15,245,904
156,093	Zoom Communications, Inc.*	15,091,071

		5,771,552,186

Materials – 1.6%
72,456	CF Industries Holdings, Inc.	9,421,454
718,004	Coeur Mining, Inc.	14,920,123
229,904	Corteva, Inc.	19,456,776
84,055	CRH PLC	7,925,546
283,210	Dow, Inc.	8,643,569
68,066	Ecolab, Inc.	19,276,291
112,134	Freeport-McMoRan, Inc.	8,493,029
116,747	International Paper Co.	4,428,214
65,316	Linde PLC	31,977,407
20,495	Martin Marietta Materials, Inc.	10,630,757
268,699	Newmont Corp.	33,872,196
27,621	Nucor Corp.	6,895,306
40,333	Packaging Corp. of America	9,435,502
115,417	PPG Industries, Inc.	12,946,325
27,887	Reliance, Inc.	10,710,002
33,481	Sherwin-Williams Co. (The)	11,343,698
36,677	Southern Copper Corp. (Mexico)	7,660,725
30,641	Steel Dynamics, Inc.	7,127,709
33,056	Vulcan Materials Co.	8,911,236

		244,075,865

Real Estate – 1.2%
17,135	American Tower Corp. REIT	3,010,619
20,059	CBRE Group, Inc., Class A*	2,924,803
4,282	Equinix, Inc. REIT	4,482,055
49,925	Essex Property Trust, Inc. REIT	14,126,778
481,313	Invitation Homes, Inc. REIT	14,025,461
60,259	Prologis, Inc. REIT	8,431,439
302,562	Realty Income Corp. REIT	18,540,999
55,915	Simon Property Group, Inc. REIT	11,871,873
428,692	UDR, Inc. REIT	15,840,169
170,176	Ventas, Inc. REIT	15,514,946
724,330	VICI Properties, Inc. REIT	18,579,065
464,134	Vivmark Residential REIT	30,233,689
82,603	Welltower, Inc. REIT	19,514,133
119,414	Weyerhaeuser Co. REIT	2,790,705

		179,886,734

Utilities – 1.8%
216,370	Alliant Energy Corp.	14,708,833
101,021	Ameren Corp.	10,709,236
86,207	American Electric Power Co., Inc.	10,554,323
81,287	Atmos Energy Corp.	13,504,209
301,232	CenterPoint Energy, Inc.	11,928,787
90,990	CMS Energy Corp.	6,192,779
79,027	Consolidated Edison, Inc.	8,457,470
24,896	Constellation Energy Corp.	6,840,674
72,716	Dominion Energy, Inc.	4,799,983
79,380	DTE Energy Co.	10,766,310

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA ® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Utilities – (continued)
116,513	Duke Energy Corp.	$13,971,074
141,665	Edison International	7,647,077
110,317	Entergy Corp.	11,727,800
192,444	Evergy, Inc.	15,591,813
108,266	Eversource Energy	7,593,777
175,582	Exelon Corp.	7,676,445
254,483	FirstEnergy Corp.	11,670,590
175,679	NextEra Energy, Inc.	14,465,409
284,291	NiSource, Inc.	11,633,188
77,282	NRG Energy, Inc.	8,510,294
264,820	PG&E Corp.	3,514,161
215,555	PPL Corp.	7,356,892
77,030	Public Service Enterprise Group, Inc.	5,648,610
94,602	Sempra	7,728,984
115,006	Southern Co. (The)	10,120,528
79,452	Vistra Corp.	10,914,321
90,431	WEC Energy Group, Inc.	9,601,059
74,680	Xcel Energy, Inc.	5,652,529

		269,487,155

TOTAL COMMON STOCKS (Cost $8,904,228,935)		15,094,271,114

Shares	Dividend Rate	Value

Investment Company – 0.5%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
71,380,482	3.574%(c)	71,380,482
(Cost $71,380,482)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $8,975,609,417)		15,165,651,596

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
3,975,488	3.585%(c)	$3,975,488
(Cost $3,975,488)

TOTAL INVESTMENTS – 99.9% (Cost $8,979,584,905)		$15,169,627,084

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		12,901,130

NET ASSETS – 100.0%		$15,182,528,214

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	196	09/18/26	$ 75,450,200	$ 692,573

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 98.4%

Communication Services – 2.8%
49,871	AMC Global Media, Inc.*	$627,876
25,956	Angi, Inc.*	120,695
5,402	Anterix, Inc.*	490,988
6,396	Atlanta Braves Holdings, Inc., Class A*(a)	351,844
8,626	Atlanta Braves Holdings, Inc., Class C*	427,677
36,190	Bandwidth, Inc., Class A*	1,752,682
18,533	Boston Omaha Corp., Class A*(a)	255,570
8,660	Cable One, Inc.*	237,111
66,450	Cargurus, Inc.*	2,369,607
62,575	Cars.com, Inc.*	732,127
10,023	Cinemark Holdings, Inc.	356,919
106,589	Clear Channel Outdoor Holdings, Inc.*	252,616
5,464	CuriosityStream, Inc.	14,643
43,574	EverQuote, Inc., Class A*	1,108,523
79,928	EW Scripps Co. (The), Class A*	264,562
41,326	fuboTV, Inc., Class A*(a)	435,163
32,917	Gogo, Inc.*	82,951
69,280	Gray Media, Inc.	338,086
19,244	Grindr, Inc.*	297,897
15,500	Ibotta, Inc., Class A*	576,755
26,636	IDT Corp., Class B	1,817,108
77,323	iHeartMedia, Inc., Class A*(a)	210,319
12,236	IMAX Corp.*	626,483
19,201	John Wiley & Sons, Inc., Class A	1,005,940
52,425	Liberty Latin America Ltd., Class A (Puerto Rico)*	451,379
56,392	Liberty Latin America Ltd., Class C (Puerto Rico)*	482,152
33,544	Lionsgate Studios Corp.*	380,053
212,090	Lumen Technologies, Inc.*	1,325,562
18,618	Madison Square Garden Entertainment Corp.*	1,446,432
19,310	Marcus Corp. (The)	548,983
34,179	MediaAlpha, Inc., Class A*	431,339
297,408	Nextdoor Holdings, Inc.*	669,168
37,356	Nexxen International Ltd. (Israel)*	364,221
100,502	Playtika Holding Corp.	228,140
18,916	PubMatic, Inc., Class A*	314,573
45,194	QuinStreet, Inc.*	878,571
24,580	Scholastic Corp.	943,872
15,434	Shenandoah Telecommunications Co.	190,919
45,715	Shutterstock, Inc.	253,261
7,935	Sphere Entertainment Co.*	1,081,540
1,975	Spok Holdings, Inc.	20,757
45,217	Stagwell, Inc.*	392,484
21,138	Stubhub Holdings, Inc., Class A*	134,860
48,141	Taboola.com Ltd. (Israel)*	179,566
19,723	Telephone and Data Systems, Inc.	664,271
82,275	TripAdvisor, Inc.*	783,258
20,618	Uniti Group, Inc.*	204,531
183,198	USA TODAY Co., Inc.*	1,152,315
24,653	Webtoon Entertainment, Inc. (South Korea)*(a)	259,843

Shares	Description	Value

Common Stocks – (continued)

Communication Services – (continued)
83,368	Yelp, Inc.*	$1,863,275
12,585	Ziff Davis, Inc.*	694,063
100,725	ZoomInfo Technologies, Inc.*	427,074

		31,520,604

Consumer Discretionary – 9.9%
19,908	Abercrombie & Fitch Co., Class A*	2,848,437
12,495	Academy Sports & Outdoors, Inc.	536,785
20,169	Accel Entertainment, Inc.*	234,767
11,217	Acushnet Holdings Corp.	969,037
33,942	Adient PLC*	643,880
43,719	American Eagle Outfitters, Inc.	727,047
26,565	American Public Education, Inc.*	1,212,692
49,601	Arko Corp.	226,181
5,449	Asbury Automotive Group, Inc.*	1,151,919
19,463	Beazer Homes USA, Inc.*	645,782
14,136	BJ’s Restaurants, Inc.*	898,908
77,356	Bloomin’ Brands, Inc.*	796,767
22,100	Bob’s Discount Furniture, Inc.*	371,943
4,068	Boot Barn Holdings, Inc.*	612,763
28,649	Brightstar Lottery PLC	322,874
8,926	Brinker International, Inc.*	2,039,591
25,189	Buckle, Inc. (The)	1,073,051
17,066	Build-A-Bear Workshop, Inc.	516,588
59,303	Caleres, Inc.	722,311
47,723	Callaway Golf Co.*	749,728
54,524	Capri Holdings Ltd.*	722,443
13,978	Carriage Services, Inc.	470,360
24,066	Carter’s, Inc.	779,498
1,838	Cavco Industries, Inc.*	1,027,681
11,152	Century Communities, Inc.	753,318
10,164	Champion Homes, Inc.*	907,340
12,035	Cheesecake Factory, Inc. (The)	1,317,712
8,589	Citi Trends, Inc.*	584,610
63,207	Coursera, Inc.*	412,110
8,825	Covista, Inc.*	1,167,812
5,040	Cracker Barrel Old Country Store, Inc.	278,410
88,298	Cricut, Inc., Class A	520,958
52,001	Dana, Inc.	1,558,990
90,883	Dauch Corp. (Mexico)*	568,928
50,186	Designer Brands, Inc., Class A	274,517
11,400	Dine Brands Global, Inc.	377,112
4,325	Dorman Products, Inc.*	557,276
36,087	El Pollo Loco Holdings, Inc.*	551,049
15,809	Ermenegildo Zegna NV (Italy)	214,686
32,105	Ethan Allen Interiors, Inc.	759,283
248,522	EVgo, Inc.*(a)	333,020
145,928	Figs, Inc., Class A*	2,238,536
92,829	Fossil Group, Inc.*	461,360
15,780	Fox Factory Holding Corp.*	322,385
25,648	Frontdoor, Inc.*	2,074,154
72,427	Funko, Inc., Class A*	486,709
45,107	Garrett Motion, Inc. (Switzerland)	1,215,634
16,459	Genesco, Inc.*	550,883

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
24,259	Gentherm, Inc.*	$953,136
11,747	GigaCloud Technology, Inc., Class A*	570,082
28,854	G-III Apparel Group Ltd.	940,352
15,628	Gold.com, Inc.	702,791
1,199	Graham Holdings Co., Class B	1,353,539
10,815	Green Brick Partners, Inc.*	781,059
3,280	Group 1 Automotive, Inc.	884,091
41,661	Groupon, Inc.*(a)	799,058
8,673	Harley-Davidson, Inc.	239,375
21,337	Haverty Furniture Cos., Inc.	581,860
20,402	Helen of Troy Ltd.*	614,100
18,935	Hilton Grand Vacations, Inc.*	803,033
3,831	Hovnanian Enterprises, Inc., Class A*	475,542
34,453	Inspired Entertainment, Inc.*	200,861
5,541	Installed Building Products, Inc.	1,345,521
20,826	Jack in the Box, Inc.*(a)	343,837
15,878	JAKKS Pacific, Inc.	398,697
11,087	Johnson Outdoors, Inc., Class A	498,915
17,298	KB Home	921,983
37,587	Kohl’s Corp.	669,800
18,079	Kontoor Brands, Inc.	1,363,337
73,481	Latham Group, Inc.*	519,511
36,766	Laureate Education, Inc.*	1,379,828
18,190	La-Z-Boy, Inc.	575,532
7,604	LCI Industries	765,191
19,057	Life Time Group Holdings, Inc.*	800,775
39,186	Lincoln Educational Services Corp.*	985,920
21,430	Lindblad Expeditions Holdings, Inc.*	569,181
20,646	Lovesac Co. (The)*	321,974
58,357	Lucid Group, Inc.*(a)	283,031
6,513	M/I Homes, Inc.*	969,200
22,672	Malibu Boats, Inc., Class A*	611,237
15,682	MarineMax, Inc.*	818,287
3,402	Marriott Vacations Worldwide Corp.	354,693
23,646	MasterCraft Boat Holdings, Inc.*	550,479
17,454	Matthews International Corp., Class A	362,520
12,121	Meritage Homes Corp.	841,561
2,169	Monarch Casino & Resort, Inc.	261,256
22,727	Monro, Inc.(a)	283,178
17,805	Motorcar Parts of America, Inc.*	206,894
26,103	Movado Group, Inc.	880,454
5,009	Nathan’s Famous, Inc.	490,181
43,013	National Vision Holdings, Inc.*	734,662
134,937	Neighborhood Intelligence, Inc.*(a)	530,302
49,524	Newell Brands, Inc.	309,525
22,022	OneSpaWorld Holdings Ltd. (Bahamas)	546,806
24,443	Oxford Industries, Inc.	935,923
12,190	Patrick Industries, Inc.	996,167
213,354	Peloton Interactive, Inc., Class A*	1,143,577
10,262	Penn Entertainment, Inc.*	171,478

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
28,151	Perdoceo Education Corp.	$935,739
20,881	Phinia, Inc.	1,429,096
8,656	Polaris, Inc.	558,658
8,591	Pursuit Attractions and Hospitality, Inc.*	412,368
6,741	RCI Hospitality Holdings, Inc.	196,365
138,776	RealReal, Inc. (The)*	1,421,066
5,416	Red Rock Resorts, Inc., Class A	304,163
45,223	Revolve Group, Inc.*	1,004,855
1,505	RH*	224,471
72,596	Rush Street Interactive, Inc.*	1,870,073
102,069	Sally Beauty Holdings, Inc.*	1,671,890
25,047	Savers Value Village, Inc.*	258,736
33,082	Shoe Station Group, Inc.	453,223
15,910	Signet Jewelers Ltd.	1,309,075
14,154	Smith & Wesson Brands, Inc.	180,039
134,498	Solid Power, Inc.*	313,380
6,688	Sonic Automotive, Inc., Class A	526,011
115,802	Sonos, Inc.*	1,806,511
15,346	Standard Motor Products, Inc.	578,851
37,656	Steven Madden Ltd.	1,625,986
201,312	Stitch Fix, Inc., Class A*	638,159
38,168	Stoneridge, Inc.*	264,123
4,787	Strategic Education, Inc.	396,555
6,874	Strattec Security Corp.*	482,142
12,270	Stride, Inc.*	1,063,686
7,906	Sturm Ruger & Co., Inc.	300,191
32,066	Super Group SGHC Ltd. (Guernsey)	434,174
2,664	Superior Group of Cos., Inc.	31,835
30,335	Target Hospitality Corp.*	561,804
184,235	ThredUp, Inc., Class A*	495,592
45,787	Under Armour, Inc., Class A*	230,766
47,017	Under Armour, Inc., Class C*(a)	231,794
5,619	United Parks & Resorts, Inc.*	224,816
25,768	Universal Technical Institute, Inc.*	544,478
94,519	Upbound Group, Inc.	1,729,698
13,676	Urban Outfitters, Inc.*	1,103,516
7,403	Versigent PLC*	350,902
33,290	Victoria’s Secret & Co.*	2,843,299
7,955	Visteon Corp.	809,978
38,699	Warby Parker, Inc., Class A*	951,995
3,758	Winmark Corp.	1,250,362
17,705	Winnebago Industries, Inc.	532,743
48,405	Wolverine World Wide, Inc.	955,031
52,839	XMAX, Inc.*(a)	473,966
19,302	XPEL, Inc.*(a)	950,817
23,023	Zumiez, Inc.*	412,112

		107,773,207

Consumer Staples – 3.1%
12,754	Andersons, Inc. (The)	827,352
65,072	BellRing Brands, Inc.*	700,825
4,591	Boston Beer Co., Inc. (The), Class A*	816,326
16,393	Cal-Maine Foods, Inc.	1,293,736
8,963	Central Garden & Pet Co.*(a)	385,230

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples – (continued)
18,181	Central Garden & Pet Co., Class A*	$676,515
21,433	Chefs’ Warehouse, Inc. (The)*	2,410,570
137,581	Coty, Inc., Class A*	392,106
19,902	Del Monte Corp.	630,495
23,785	Dole PLC	329,422
9,409	Edgewell Personal Care Co.	270,227
74,294	Flowers Foods, Inc.	514,115
60,533	Grocery Outlet Holding Corp.*	723,369
175,015	Herbalife Ltd.*	1,923,415
163,971	Honest Co., Inc. (The)*(a)	937,914
17,899	Ingles Markets, Inc., Class A	1,464,138
14,056	Interparfums, Inc.	1,650,596
2,706	John B Sanfilippo & Son, Inc.	199,405
62,276	Mama’s Creations, Inc.*	1,010,740
1,421	Marzetti Company (The)	160,076
24,717	MGP Ingredients, Inc.(a)	410,549
24,681	National Beverage Corp.	780,660
22,394	Natural Grocers by Vitamin Cottage, Inc.	612,924
98,671	Niagen Bioscience, Inc.*(a)	308,840
83,202	Nu Skin Enterprises, Inc., Class A	390,217
28,746	Oddity Tech Ltd., Class A (Israel)*	413,942
2,645	Oil-Dri Corp. of America	237,997
10,407	PriceSmart, Inc.	1,769,294
5,880	Seneca Foods Corp., Class A*	1,165,945
28,095	Simply Good Foods Co. (The)*	321,688
12,194	Spectrum Brands Holdings, Inc.	1,052,464
7,374	Turning Point Brands, Inc.	597,073
58,526	United Natural Foods, Inc.*	2,566,950
8,926	Universal Corp.	406,133
19,065	USANA Health Sciences, Inc.*	271,867
15,987	Village Super Market, Inc., Class A	691,917
12,834	Vita Coco Co., Inc. (The)*	753,548
63,685	Vital Farms, Inc.*	680,156
7,655	WD-40 Co.	1,639,318
14,304	Weis Markets, Inc.	1,016,299
21,269	Yesway, Inc., Class A*	529,811

		33,934,164

Energy – 6.6%
95,425	American Resources Corp.(a)	225,203
37,518	Archrock, Inc.	1,182,567
46,013	Ardmore Shipping Corp. (Ireland)	800,166
12,968	Atlas Energy Solutions, Inc.*	169,881
136,098	Borr Drilling Ltd. (Mexico)*	609,719
20,323	Bristow Group, Inc.	922,461
16,847	Cactus, Inc., Class A	1,184,681
25,347	California Resources Corp.	1,344,152
21,411	Calumet, Inc.*	1,064,769
2,506	Centrus Energy Corp., Class A*(a)	429,528
280,217	Clean Energy Fuels Corp.*	445,545
40,453	CNX Resources Corp.*	1,471,680
41,619	Core Laboratories, Inc.	517,324
8,053	Core Natural Resources, Inc.	823,822

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
26,793	Crescent Energy Co., Class A	$366,796
7,863	CVR Energy, Inc.	329,145
21,274	Delek US Holdings, Inc.	1,581,509
52,913	DHT Holdings, Inc.	1,037,095
16,394	Diversified Energy Co.(a)	244,107
16,528	Dorian LPG Ltd.	827,061
155,762	Encore Energy Corp.*	194,703
50,427	Energy Fuels, Inc.*(a)	743,798
13,668	Energy Services of America Corp.	159,232
12,219	Evolution Petroleum Corp.	45,210
15,412	Expro Ltd.*	279,266
27,473	FLEX LNG Ltd. (Norway)*	869,795
14,057	Flowco Holdings, Inc., Class A	308,411
14,774	Forum Energy Technologies, Inc.*	1,211,025
16,186	Golar LNG Ltd. (Cameroon)	833,417
66,505	Granite Ridge Resources, Inc.(a)	334,520
51,273	Green Plains, Inc.*	740,895
6,453	Gulfport Energy Corp.*	1,157,991
130,521	Helix Energy Solutions Group, Inc.*	1,344,366
30,458	Helmerich & Payne, Inc.	1,327,360
11,044	HMH Holding, Inc., Class A*	212,708
26,107	Innovex International, Inc.*	800,702
12,604	International Seaways, Inc.	1,243,259
4,547	Kinetik Holdings, Inc.	249,312
22,822	Kodiak Gas Services, Inc.	1,341,249
98,128	Kosmos Energy Ltd. (Ghana)*	280,646
37,709	Liberty Energy, Inc.	743,244
62,344	Magnolia Oil & Gas Corp., Class A	1,673,936
28,580	Murphy Oil Corp.	1,040,884
7,169	Nabors Industries Ltd.*	671,305
5,990	NACCO Industries, Inc., Class A	256,312
43,349	National Energy Services Reunited Corp.*	1,521,983
20,200	Natural Gas Services Group, Inc.	711,040
41,385	Navigator Holdings Ltd.	915,022
56,254	New Era Energy & Digital, Inc.*(a)	266,925
28,914	Noble Corp. PLC	1,325,129
160,242	Nordic American Tankers Ltd.	1,094,453
34,024	Oceaneering International, Inc.*	1,761,082
97,532	Oil States International, Inc.*	860,232
25,930	Par Pacific Holdings, Inc.*	2,072,326
125,645	Patterson-UTI Energy, Inc.	1,588,153
16,510	PBF Energy, Inc., Class A	1,205,065
33,702	Peabody Energy Corp.	1,000,612
34,856	ProFrac Holding Corp., Class A*	177,766
56,166	ProPetro Holding Corp.*	638,046
16,672	Ranger Energy Services, Inc., Class A	278,422
26,823	REX American Resources Corp.*	1,101,889
17,179	Riley Exploration Permian, Inc.	670,496
326,778	Ring Energy, Inc.*	480,364
92,844	RPC, Inc.	606,271
44,589	SandRidge Energy, Inc.	629,597
16,486	Scorpio Tankers, Inc. (Monaco)	1,300,086

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
19,101	Seadrill Ltd. (Norway)*	$930,601
38,734	Select Water Solutions, Inc.	755,313
69,558	SFL Corp. Ltd. (Norway)	865,997
32,762	SM Energy Co.	1,218,091
51,493	Smart Sand, Inc.	271,368
14,193	Solaris Oilfield Infrastructure, Inc.	720,579
65,805	Talos Energy, Inc.*	1,135,794
95,920	Teekay Corp. Ltd. (Bermuda)	1,262,307
12,030	Teekay Tankers Ltd., Class A (Canada)	1,078,369
125,683	TETRA Technologies, Inc.*	867,213
13,284	Tidewater, Inc.*	1,237,006
311,058	Transocean Ltd.*	1,807,247
51,300	Uranium Energy Corp.*	627,912
105,265	VAALCO Energy, Inc.	625,274
12,871	Valaris Ltd.*	1,111,668
29,094	Vitesse Energy, Inc.	508,854
104,003	W&T Offshore, Inc.	385,851
35,992	World Kinect Corp.	1,286,714

		70,541,874

Financials – 18.1%
3,015	1st Source Corp.	258,174
22,359	Abacus Global Management, Inc.	214,646
39,209	Acadian Asset Management, Inc.	3,693,488
7,861	ACRES Commercial Realty Corp. REIT*	109,504
57,853	Adamas Trust, Inc. REIT	563,488
7,157	Alerus Financial Corp.	235,465
16,477	Amalgamated Financial Corp.	792,049
10,156	Amerant Bancorp, Inc.	291,579
42,961	American Coastal Insurance Corp.	406,841
19,094	Ameris Bancorp	1,608,670
10,418	AMERISAFE, Inc.	271,285
33,282	Apollo Commercial Real Estate Finance, Inc. REIT	229,979
73,472	Arbor Realty Trust, Inc. REIT	368,095
20,636	ARMOUR Residential REIT, Inc. REIT	334,716
10,276	Arrow Financial Corp.	387,816
48,234	Artisan Partners Asset Management, Inc., Class A	2,053,321
32,909	Associated Banc-Corp.	1,007,344
27,001	Atlantic Union Bankshares Corp.	1,088,950
8,283	Atlanticus Holdings Corp.*	749,363
21,613	Axos Financial, Inc.*	2,091,922
39,497	B Riley Financial, Inc.*(a)	273,319
40,527	Banc of California, Inc.	754,613
6,155	BancFirst Corp.	672,249
31,584	Bancorp, Inc. (The)*	2,052,960
2,840	Bank First Corp.	427,874
9,830	Bank of Hawaii Corp.	746,392
33,002	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	1,943,158
22,128	BankUnited, Inc.	1,009,037
9,013	Bankwell Financial Group, Inc.	592,515
8,962	Banner Corp.	628,595

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
14,054	BCB Bancorp, Inc.	$120,162
18,737	Berkshire Hills Bancorp, Inc.	581,784
39,493	BGC Group, Inc., Class A	474,311
17,744	Blackstone Mortgage Trust, Inc., Class A REIT	246,642
23,197	Bladex, Inc. (Panama)	1,250,782
18,423	Bread Financial Holdings, Inc.	1,924,651
81,218	Burford Capital Ltd.	337,055
3,268	Burke & Herbert Financial Services Corp.	233,041
13,479	Business First Bancshares, Inc.	418,119
11,570	BV Financial, Inc.*	245,747
10,909	Byline Bancorp, Inc.	413,669
3,035	C&F Financial Corp.	276,215
7,707	Camden National Corp.	435,291
8,884	Capital City Bank Group, Inc.	448,464
47,442	Capitol Federal Financial, Inc.	408,476
17,385	Carter Bankshares, Inc.	543,107
15,560	Cathay General Bancorp	952,428
7,055	CB Financial Services, Inc.	263,645
16,643	Central Pacific Financial Corp.	619,452
5,252	Chemung Financial Corp.	425,780
19,156	Chimera Investment Corp. REIT	219,528
8,610	ChoiceOne Financial Services, Inc.	285,938
15,252	Citizens Community Bancorp, Inc.	317,699
51,310	Citizens, Inc.*	192,926
4,422	City Holding Co.	632,125
14,730	Civista Bancshares, Inc.	397,415
13,274	CNB Financial Corp.	448,927
33,104	CNO Financial Group, Inc.	1,813,768
2,479	Coastal Financial Corp.*	116,786
16,318	Cohen & Steers, Inc.	1,316,373
10,319	Colony Bankcorp, Inc.	218,247
5,307	Community Bancorp	214,827
8,305	Community Financial System, Inc.	521,139
4,234	Community Trust Bancorp, Inc.	322,334
8,443	Community West Bancshares	218,927
70,083	Compass Diversified Holdings*	810,159
18,191	ConnectOne Bancorp, Inc.	571,925
5,234	Consumer Portfolio Services, Inc.*	48,310
12,361	Customers Bancorp, Inc.*	966,383
33,288	CVB Financial Corp.	737,995
9,026	Dave, Inc.*	3,245,028
10,902	Dime Commercial Bancshares, Inc.	440,441
61,142	Dlocal Ltd. (Uruguay)	906,736
14,154	Donegal Group, Inc., Class A	270,624
56,006	Dynex Capital, Inc. REIT	721,917
10,782	Eagle Bancorp Montana, Inc.	240,978
8,077	Eagle Bancorp, Inc.	220,421
38,021	Eastern Bankshares, Inc.	834,941
9,636	ECB Bancorp, Inc.*	199,465
34,915	Ellington Financial, Inc. REIT	467,163
5,143	Employers Holdings, Inc.	252,470
9,771	Enact Holdings, Inc.	470,962

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
11,079	Encore Capital Group, Inc.*	$1,074,774
17,704	Enova International, Inc.*	4,013,851
8,922	Enterprise Financial Services Corp.	564,138
8,500	Esquire Financial Holdings, Inc.	949,620
23,954	Essent Group Ltd.	1,618,332
18,937	EVERTEC, Inc. (Puerto Rico)	561,103
7,827	F&G Annuities & Life, Inc.	186,283
17,249	Farmers National Banc Corp.	269,257
6,377	FB Financial Corp.	363,234
4,993	Federal Agricultural Mortgage Corp., Class C	1,097,961
2,218	Fidelity D&D Bancorp, Inc.	118,818
20,141	Financial Institutions, Inc.	816,113
9,662	Finwise Bancorp*	134,350
11,519	First Bancorp	730,650
10,223	First Bancorp, Inc. (The)	350,240
62,948	First BanCorp. (Puerto Rico)	1,754,990
16,916	First Busey Corp.	509,172
11,852	First Business Financial Services, Inc.	828,099
16,219	First Commonwealth Financial Corp.	335,733
9,070	First Community Corp/SC	300,217
22,843	First Financial Bancorp	745,367
27,241	First Financial Bankshares, Inc.	905,218
9,111	First Financial Corp.	713,209
8,430	First Internet Bancorp	230,476
19,752	First Interstate BancSystem, Inc., Class A	727,071
17,737	First Merchants Corp.	735,553
8,579	First Mid Bancshares, Inc.	426,891
13,587	First National Corp.	415,083
8,794	First United Corp.	377,263
10,321	FirstCash Holdings, Inc.	2,213,545
6,016	Five Star Bancorp	275,653
17,886	Flagstar Bank NA	238,063
7,022	Franklin Financial Services Corp.	435,013
6,963	FS Bancorp, Inc.	294,535
47,816	Fulton Financial Corp.	1,121,763
3,271	GBank Financial Holdings, Inc.*	64,013
26,473	GCM Grosvenor, Inc., Class A	365,063
92,655	Genworth Financial, Inc., Class A*	920,991
5,161	German American Bancorp, Inc.	254,541
16,387	Glacier Bancorp, Inc.	758,882
4,732	Great Southern Bancorp, Inc.	370,374
9,387	Greene County Bancorp, Inc.	322,819
13,335	Greenlight Capital Re Ltd., Class A*	202,159
11,654	HA Sustainable Infrastructure Capital, Inc. REIT	460,916
46,939	Hamilton Insurance Group Ltd., Class B (Bermuda)	1,650,375
23,897	Hancock Whitney Corp.	1,780,088
21,372	Hanmi Financial Corp.	662,532
5,588	Hanover Bancorp, Inc.	149,311
32,139	Happen, Inc.*	565,004
7,049	Hawthorn Bancshares, Inc.	274,277

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
8,909	HCI Group, Inc.	$1,654,669
11,677	Heritage Financial Corp.	333,612
42,245	Heritage Insurance Holdings, Inc.*	1,420,277
10,889	Hilltop Holdings, Inc.	414,326
901	Hingham Institution For Savings (The)	259,731
7,270	Hippo Holdings, Inc.*	238,965
7,252	Home Bancorp, Inc.	496,689
35,906	Home BancShares, Inc.	1,057,791
7,123	HomeTrust Bancshares, Inc.	330,792
32,833	Hope Bancorp, Inc.	452,767
13,414	Horace Mann Educators Corp.	682,638
16,200	Horizon Bancorp, Inc.	314,604
20,915	Independent Bank Corp.	763,189
9,457	Independent Bank Corp.	767,719
16,614	International Bancshares Corp.	1,165,638
14,964	International Money Express, Inc.*	216,529
9,296	Investar Holding Corp.	280,088
1,275	Investors Title Co.	375,360
18,711	Jackson Financial, Inc., Class A	2,496,609
62,552	James River Group Holdings, Inc.(a)	250,834
19,557	Jefferson Capital, Inc.	406,981
34,319	Kearny Financial Corp.	338,729
8,527	Kemper Corp.	240,291
19,887	Kingstone Cos., Inc.	390,780
6,401	Lakeland Financial Corp.	378,235
7,717	Landmark Bancorp, Inc.	245,246
19,393	LendingTree, Inc.*	543,780
9,532	Live Oak Bancshares, Inc.	375,465
27,220	Marex Group Ltd. (Bermuda)	1,972,906
31,003	MBIA, Inc.*	149,744
16,568	Medallion Financial Corp.	195,834
9,827	Mercantile Bank Corp.	587,262
16,819	Merchants Bancorp	885,352
22,668	Mercury General Corp.	2,311,229
16,046	Meridian Corp.	309,206
7,645	Metropolitan Bank Holding Corp.	694,013
40,472	MFA Financial, Inc. REIT	356,963
16,518	Midland States Bancorp, Inc.	541,625
30,104	Moelis & Co., Class A	2,049,179
6,190	National Bank Holdings Corp., Class A	255,585
9,325	National Bankshares, Inc.	384,190
8,379	NBT Bancorp, Inc.	430,848
10,772	NCR Atleos Corp.*	494,650
1,816	Nelnet, Inc., Class A	227,490
43,505	NewtekOne, Inc.	512,924
4,978	Nexpoint Real Estate Finance, Inc. REIT	85,771
6,025	Nicolet Bankshares, Inc.	1,020,274
23,225	NMI Holdings, Inc.*	1,030,029
9,043	Northeast Bank	1,140,774
11,025	Northeast Community Bancorp, Inc.	290,509
30,718	Northrim BanCorp, Inc.	785,459

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
30,486	Northwest Bancshares, Inc.	$466,131
7,356	Norwood Financial Corp.	251,281
7,845	Oak Valley Bancorp	263,514
19,091	OceanFirst Financial Corp.	359,674
19,861	OFG Bancorp (Puerto Rico)	1,033,765
5,808	Ohio Valley Banc Corp.	265,600
68,625	Old National Bancorp	1,755,428
14,549	Old Second Bancorp, Inc.	364,889
17,665	OP Bancorp	265,152
75,771	Oportun Financial Corp.*	556,917
44,234	OppFi, Inc.*	306,542
32,290	Orchid Island Capital, Inc. REIT	212,791
6,312	Origin Bancorp, Inc.	335,357
6,164	Orrstown Financial Services, Inc.	257,039
7,486	Oscar Health, Inc., Class A*	224,281
77,220	Pagseguro Digital Ltd., Class A (Brazil)	696,524
8,758	Palomar Holdings, Inc.	1,161,048
2,390	Park National Corp.	466,743
17,408	Parke Bancorp, Inc.	587,520
18,794	Pathward Financial, Inc.	1,530,959
15,501	Patria Investments Ltd., Class A (Cayman Islands)	175,781
52,376	Payoneer Global, Inc.*	372,393
36,122	Paysign, Inc.*	450,080
16,630	PCB Bancorp	454,498
13,915	Peapack-Gladstone Financial Corp.	621,166
15,982	Pelagos Insurance Capital Ltd (United Kingdom)	390,121
4,671	PennyMac Financial Services, Inc.	341,497
27,598	PennyMac Mortgage Investment Trust REIT	257,213
5,442	Peoples Bancorp of North Carolina, Inc.	237,815
9,969	Peoples Bancorp, Inc.	392,480
4,999	Peoples Financial Services Corp.	343,281
18,263	Piper Sandler Cos.	1,370,821
12,013	PJT Partners, Inc., Class A	2,167,025
4,696	Plumas Bancorp	287,536
57,699	Porch Group, Inc.*	980,306
7,955	Preferred Bank	814,831
13,759	Primis Financial Corp.	218,768
35,048	PROG Holdings, Inc.	1,336,380
36,098	Provident Financial Services, Inc.	844,693
5,533	QCR Holdings, Inc.	550,368
37,228	Radian Group, Inc.	1,334,996
3,300	Red River Bancshares, Inc.	330,132
13,359	Regional Management Corp.	428,690
18,260	Renasant Corp.	747,017
5,539	Republic Bancorp, Inc., Class A	517,952
21,962	Root, Inc., Class A*	1,218,671
7,920	S&T Bancorp, Inc.	391,882
3,561	Safety Insurance Group, Inc.(a)	369,418
15,176	Seacoast Banking Corp. of Florida	515,301
26,834	Security National Financial Corp., Class A*	233,456

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
13,898	Selective Insurance Group, Inc.	$1,268,748
30,874	ServisFirst Bancshares, Inc.	1,328,817
18,973	Sezzle, Inc.*	2,287,195
9,836	Shore Bancshares, Inc.	225,835
12,624	Sierra Bancorp	500,163
19,689	Simmons First National Corp., Class A	444,578
54,695	SiriusPoint Ltd.*	1,323,072
11,878	Skyward Specialty Insurance Group, Inc.*	681,916
10,208	Southern First Bancshares, Inc.*	626,261
4,460	Southern Missouri Bancorp, Inc.	328,211
6,772	Southside Bancshares, Inc.	213,724
7,962	SR Bancorp, Inc.	155,179
38,710	StepStone Group, Inc., Class A	2,022,985
5,671	Stewart Information Services Corp.	389,314
8,616	Stock Yards Bancorp, Inc.	682,473
116,676	StoneCo Ltd., Class A (Brazil)	1,131,757
46,409	StoneX Group, Inc.*	3,178,088
11,807	Texas Capital Bancshares, Inc.	1,147,404
5,546	Third Coast Bancshares, Inc.*	247,352
689	Timberland Bancorp, Inc.	31,412
12,240	Tiptree, Inc.	226,685
8,120	Tompkins Financial Corp.	788,614
14,002	Towne Bank	518,634
39,547	TPG RE Finance Trust, Inc. REIT	305,698
7,655	TriCo Bancshares	408,624
14,668	TrustCo Bank Corp.	831,969
16,729	Trustmark Corp.	768,196
18,733	UMB Financial Corp.	2,653,155
26,517	United Bankshares, Inc.	1,249,746
23,935	United Community Banks, Inc.	833,895
13,370	United Fire Group, Inc.	720,242
10,981	Unity Bancorp, Inc.	637,227
42,747	Universal Insurance Holdings, Inc.	1,837,266
14,897	Univest Financial Corp.	618,523
159,138	Valley National Bancorp	2,170,642
11,022	Victory Capital Holdings, Inc., Class A	1,300,706
7,389	Virginia National Bankshares Corp.	342,111
3,164	Virtus Investment Partners, Inc.	523,642
14,068	WaFd, Inc.	503,072
3,114	Walker & Dunlop, Inc.	126,210
5,550	Washington Trust Bancorp, Inc.	217,172
23,272	Waterstone Financial, Inc.	487,781
19,188	WesBanco, Inc.	767,712
21,502	West BanCorp, Inc.	607,431
7,715	Westamerica BanCorp	447,856
27,868	Western New England Bancorp, Inc.	382,906
88,196	WisdomTree, Inc.	2,121,996
2,232	World Acceptance Corp.*	410,264
11,709	WSFS Financial Corp.	906,862

		195,941,282

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Health Care – 21.3%
84,938	10X Genomics, Inc., Class A*	$5,304,378
63,272	Abeona Therapeutics, Inc.*	370,141
104,595	ACADIA Pharmaceuticals, Inc.*	3,023,841
123,439	Accendra Health, Inc.*	149,361
47,873	Aclaris Therapeutics, Inc.*	289,632
5,106	Acme United Corp.	318,206
71,241	AdaptHealth Corp.*	398,237
71,877	Adaptive Biotechnologies Corp.*	1,791,175
8,225	Addus HomeCare Corp.*	943,161
117,699	ADMA Biologics, Inc.*	1,105,194
10,785	Agios Pharmaceuticals, Inc.*	363,239
440,629	Akebia Therapeutics, Inc.*	404,850
33,874	Alignment Healthcare, Inc.*	453,912
86,346	Alkermes PLC*	4,057,399
147,337	Alphatec Holdings, Inc.*	1,380,548
18,974	Alto Neuroscience, Inc.*	671,300
26,218	Alumis, Inc.*	571,815
181,628	ALX Oncology Holdings, Inc.*	350,542
30,316	AMN Healthcare Services, Inc.*	1,039,232
143,439	Amneal Pharmaceuticals, Inc.*	2,505,879
49,702	Amphastar Pharmaceuticals, Inc.*	1,119,786
39,656	Amylyx Pharmaceuticals, Inc.*	1,338,390
39,442	AN2 Therapeutics, Inc.*(a)	218,903
11,926	AnaptysBio, Inc.*	680,140
60,953	AngioDynamics, Inc.*	983,172
16,592	ANI Pharmaceuticals, Inc.*	1,215,364
19,520	Anika Therapeutics, Inc.*	407,382
42,409	Annexon, Inc.*	209,500
22,450	Anteris Technologies Global Corp.*	193,294
6,607	Apogee Therapeutics, Inc.*	892,474
153,548	Arbutus Biopharma Corp.*	780,024
33,763	Arcturus Therapeutics Holdings, Inc.*(a)	498,342
25,830	Arcus Biosciences, Inc.*	756,302
87,315	Arcutis Biotherapeutics, Inc.*	2,092,941
6,533	ArriVent Biopharma, Inc.*	196,317
41,657	Arvinas, Inc.*	383,244
9,580	Assembly Biosciences, Inc.*	322,175
15,414	Astrana Health, Inc.*	587,428
59,905	AtriCure, Inc.*	2,896,407
54,787	Aurinia Pharmaceuticals, Inc. (Canada)*	882,619
80,654	Avadel Pharmaceuticals PLC*(b)	51,619
19,770	Avalo Therapeutics, Inc.*	382,352
39,893	Aveanna Healthcare Holdings, Inc.*	535,364
20,071	Axogen, Inc.*	1,018,804
57,972	Azenta, Inc.*	1,892,786
6,014	Beam Therapeutics, Inc.*	176,992
14,431	Bicara Therapeutics, Inc.*	333,645
22,287	BioAge Labs, Inc.*	211,726
259,049	BioCryst Pharmaceuticals, Inc.*	2,512,775
38,186	BioLife Solutions, Inc.*	1,415,555
30,148	Bioventus, Inc., Class A*	411,520
50,805	Blade Air Mobility, Inc.*	287,556
7,688	Bright Minds Biosciences, Inc. (Canada)*	551,460

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
37,412	BrightSpring Health Services, Inc.*	$2,184,861
82,635	Brookdale Senior Living, Inc.*	974,267
35,336	Butterfly Network, Inc.*	278,801
50,709	CAMP4 Therapeutics Corp.*(a)	200,808
87,452	CareDx, Inc.*	4,382,220
152,421	Caribou Biosciences, Inc.*	234,728
32,144	Castle Biosciences, Inc.*	1,061,716
9,964	Celcuity, Inc.*	887,394
7,487	Celldex Therapeutics, Inc.*	296,710
128,767	Century Therapeutics, Inc.*	263,972
67,226	Certara, Inc.*	557,304
339,220	Cerus Corp.*	895,541
12,256	CG Oncology, Inc.*	921,161
12,483	ClearPoint Neuro, Inc.*(a)	188,993
38,448	Climb Bio, Inc.*	527,891
25,446	Cogent Biosciences, Inc.*	890,610
43,071	Collegium Pharmaceutical, Inc.*	1,059,977
141,692	Community Health Systems, Inc.*	413,741
117,540	Compass Therapeutics, Inc.*	280,921
29,789	Concentra Group Holdings Parent, Inc.	1,005,081
31,158	CONMED Corp.	1,553,226
35,260	Contineum Therapeutics, Inc., Class A*(a)	572,622
127,162	CorMedix, Inc.*	1,050,358
7,210	CorVel Corp.*	496,625
21,162	Corvus Pharmaceuticals, Inc.*	297,114
4,810	Crinetics Pharmaceuticals, Inc.*	408,609
10,712	CRISPR Therapeutics AG (Switzerland)*	610,370
44,075	CryoPort, Inc.*	705,200
186,520	Cytek Biosciences, Inc.*	891,566
12,152	Cytokinetics, Inc.*	861,698
33,581	Definium Therapeutics, Inc.*	1,333,837
49,032	Delcath Systems, Inc.*	807,067
11,685	Denali Therapeutics, Inc.*	277,636
44,778	DENTSPLY SIRONA, Inc.	500,170
26,437	Design Therapeutics, Inc.*	398,934
9,607	Dianthus Therapeutics, Inc.*	1,014,595
9,857	Edgewise Therapeutics, Inc.*	411,727
10,240	Electromed, Inc.*	286,413
73,441	Eledon Pharmaceuticals, Inc.*	218,854
107,465	Embecta Corp.(a)	552,370
88,805	Emergent BioSolutions, Inc.*	541,710
48,503	Enovis Corp.*	1,192,689
20,630	Entrada Therapeutics, Inc.*	145,441
53,657	Erasca, Inc.*	959,387
2,744	Establishment Labs Holdings, Inc. (Costa Rica)*	190,242
37,337	Eton Pharmaceuticals, Inc.*	2,256,648
101,248	Evolus, Inc.*	920,344
14,747	EyePoint, Inc.*	66,361
104,475	Fortrea Holdings, Inc.*	1,919,206
14,137	Fulgent Genetics, Inc.*	273,834
20,636	GeneDx Holdings Corp.*	1,750,139
159,515	Geron Corp.*	237,677
12,775	Glaukos Corp.*	2,293,879

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
10,513	GRAIL, Inc.*	$834,417
9,139	Greenwich Lifesciences, Inc.*(a)	136,628
31,302	Guardian Pharmacy Services, Inc., Class A*	1,160,991
4,155	Haemonetics Corp.*	428,256
54,452	Harmony Biosciences Holdings, Inc.*	2,144,320
33,615	Harrow, Inc.*	1,240,730
15,783	HealthEquity, Inc.*	1,523,691
23,837	HealthStream, Inc.	692,465
7,271	HeartFlow, Inc.*	366,386
52,008	Hims & Hers Health, Inc.*	1,538,397
7,377	ICU Medical, Inc.*	1,275,852
18,540	Ideaya Biosciences, Inc.*	743,454
43,843	Immix Biopharma, Inc.*	615,117
49,293	Immuneering Corp., Class A*(a)	245,972
39,459	ImmunityBio, Inc.*	313,699
27,900	Immunome, Inc.*	764,739
5,611	Immunovant, Inc.*	229,041
53,388	Indivior Pharmaceuticals, Inc.*	1,864,843
32,877	InfuSystem Holdings, Inc.*	399,456
7,916	Inhibrx Biosciences, Inc.*	1,002,957
69,708	Innoviva, Inc.*	1,447,835
22,923	Inspire Medical Systems, Inc.*	1,443,920
8,782	Integer Holdings Corp.*	1,099,945
49,123	Integra LifeSciences Holdings Corp.*	831,161
14,477	iRadimed Corp.	1,250,523
11,736	iRhythm Holdings, Inc.*	1,395,880
225,258	Ironwood Pharmaceuticals, Inc.*	957,347
12,489	Jade Biosciences, Inc.*	266,765
33,962	Karyopharm Therapeutics, Inc.*	69,962
22,289	Keros Therapeutics, Inc.*	246,962
8,704	Kiniksa Pharmaceuticals International PLC*	684,396
21,323	Kodiak Sciences, Inc.*	796,414
64,640	KORU Medical Systems, Inc.*	213,312
6,156	Krystal Biotech, Inc.*	2,212,220
69,513	Kura Oncology, Inc.*	879,339
5,639	Kymera Therapeutics, Inc.*	669,970
25,752	Kyverna Therapeutics, Inc.*(a)	218,248
17,097	Lantheus Holdings, Inc.*	1,726,113
6,556	LeMaitre Vascular, Inc.	526,316
99,618	Lexicon Pharmaceuticals, Inc.*	224,141
33,906	LifeMD, Inc.*	104,770
37,249	LifeStance Health Group, Inc.*	460,398
8,969	Ligand Pharmaceuticals, Inc.*	2,548,093
234,446	Lineage Cell Therapeutics, Inc.*	257,891
27,558	Liquidia Corp.*	1,878,629
16,769	LivaNova PLC*	1,338,334
65,491	MacroGenics, Inc.*	261,309
65,045	MannKind Corp.*	260,830
13,135	Maze Therapeutics, Inc.*	348,997
8,094	MBX Biosciences, Inc.*	498,590
21,728	MeiraGTx Holdings PLC*	300,064
14,831	Merit Medical Systems, Inc.*	1,344,578
9,121	Mesa Laboratories, Inc.	1,166,302
206,581	MiMedx Group, Inc.*	937,878
15,033	MiniMed Group, Inc.*(a)	304,569

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
21,794	Mirum Pharmaceuticals, Inc.*	$2,136,902
3,295	Monopar Therapeutics, Inc.*	368,809
17,505	Monte Rosa Therapeutics, Inc.*	244,020
157,699	Myriad Genetics, Inc.*	507,791
7,751	National HealthCare Corp.	1,678,324
31,132	Neogen Corp.*	359,886
19,084	NeoGenomics, Inc.*	341,794
139,205	Neumora Therapeutics, Inc.*	185,143
22,293	NeuroPace, Inc.*	326,592
74,443	Novocure Ltd.*	1,313,919
20,167	NRC Health	422,297
11,822	Nurix Therapeutics, Inc.*	304,771
6,603	Nutex Health, Inc.*	1,246,382
48,371	Nuvation Bio, Inc.*	322,151
15,861	Nuvectis Pharma, Inc.*(a)	360,521
164,407	OmniAb, Inc.*	720,103
1,368	OmniAb, Inc. 12.5 Earnout*(b)	0
1,368	OmniAb, Inc. 15.00 Earnout*(b)	0
21,608	Omnicell, Inc.*	759,737
468,593	OPKO Health, Inc.*(a)	688,832
31,816	Option Care Health, Inc.*	746,085
89,319	Opus Genetics, Inc.*(a)	323,335
58,027	Oramed Pharmaceuticals, Inc. (Israel)	291,296
109,052	OraSure Technologies, Inc.*	391,497
67,952	Orchestra BioMed Holdings, Inc.*(a)	342,478
117,945	Organogenesis Holdings, Inc.*	202,865
68,953	Orthofix Medical, Inc.*	647,469
30,111	OrthoPediatrics Corp.*	701,887
10,736	Oruka Therapeutics, Inc.*	994,368
189,790	Ovid therapeutics, Inc.*	506,739
64,210	Pacira BioSciences, Inc.*	1,663,039
6,177	PACS Group, Inc.*	261,349
116,168	Palisade Bio, Inc.*	226,528
6,287	Palvella Therapeutics, Inc.*	959,333
43,427	Pediatrix Medical Group, Inc.*	1,139,090
15,946	Pennant Group, Inc. (The)*	586,175
57,996	Perrigo Co. PLC	849,061
83,858	Phathom Pharmaceuticals, Inc.*(a)	802,521
26,796	Phibro Animal Health Corp., Class A	1,011,281
65,543	Phreesia, Inc.*	800,280
3,743	Praxis Precision Medicines, Inc.*	1,311,173
69,433	Precigen, Inc.*	481,171
35,212	Precision BioSciences, Inc.*(a)	269,020
29,605	Prestige Consumer Healthcare, Inc.*	1,532,947
27,984	Privia Health Group, Inc.*	573,392
20,699	Procept Biorobotics Corp.*	438,819
21,457	Progyny, Inc.*	549,085
10,374	Protagonist Therapeutics, Inc.*	1,532,758
37,761	Prothena Corp. PLC (Ireland)*	353,065
35,591	PTC Therapeutics, Inc.*	2,474,998
74,498	Puma Biotechnology, Inc.*	678,677
81,838	Quanterix Corp.*	218,507
26,875	QuidelOrtho Corp.*	387,806
11,426	RadNet, Inc.*	866,319

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
5,956	Rapport Therapeutics, Inc.*	$289,879
67,217	Recursion Pharmaceuticals, Inc., Class A*	228,538
49,655	Relay Therapeutics, Inc.*	912,659
67,772	Relmada Therapeutics, Inc.*	295,486
23,082	Replimune Group, Inc.*	353,155
125,322	Rezolute, Inc.*	587,760
9,272	Rhythm Pharmaceuticals, Inc.*	984,037
31,373	Rigel Pharmaceuticals, Inc.*	1,448,805
43,928	RxSight, Inc.*	321,992
54,194	SAB Biotherapeutics, Inc.*	201,060
46,861	Sarepta Therapeutics, Inc.*	985,487
83,749	Savara, Inc.*	451,407
35,063	Schrodinger, Inc.*	683,729
78,004	SELLAS Life Sciences Group, Inc.*(a)	1,040,573
42,443	Senseonics Holdings, Inc.*(a)	391,749
10,569	Septerna, Inc.*	403,207
82,138	Shattuck Labs, Inc.*	575,787
74,995	SI-BONE, Inc.*	1,426,405
72,077	SIGA Technologies, Inc.	226,322
14,389	Simulations Plus, Inc.*	264,758
11,489	Sionna Therapeutics, Inc.*(a)	69,279
10,944	Sonida Senior Living, Inc.*	410,400
16,448	Spyre Therapeutics, Inc.*	1,469,300
8,976	STAAR Surgical Co.*(a)	202,768
130,564	Starling Oncology, Inc.*	771,633
23,388	Stoke Therapeutics, Inc.*	729,706
16,582	Strive, Inc., Class A*(a)	401,616
47,764	Supernus Pharmaceuticals, Inc.*	2,111,646
43,909	Surgery Partners, Inc.*	609,896
12,522	Surrozen, Inc.*(a)	275,734
12,578	Sutro Biopharma, Inc.*	254,579
22,650	Syndax Pharmaceuticals, Inc.*	436,918
39,004	Tactile Systems Technology, Inc.*	896,312
54,344	Tandem Diabetes Care, Inc.*	1,196,111
38,754	Tango Therapeutics, Inc.*	885,141
25,864	Tarsus Pharmaceuticals, Inc.*	1,920,143
52,451	Taysha Gene Therapies, Inc.*	298,446
7,045	Tectonic Therapeutic, Inc.*	210,927
310,586	Teladoc Health, Inc.*	1,969,115
17,449	Tenax Therapeutics, Inc.*	32,106
49,607	TG Therapeutics, Inc.*	2,693,660
68,810	Theravance Biopharma, Inc.*	1,172,522
17,457	Tonix Pharmaceuticals Holding Corp.*(a)	246,144
3,372	TransMedics Group, Inc.*	286,182
61,187	Travere Therapeutics, Inc.*	4,055,474
34,556	Trevi Therapeutics, Inc.*	573,630
11,093	Twist Bioscience Corp.*	1,541,927
19,205	Tyra Biosciences, Inc.*	480,701
1,989	UFP Technologies, Inc.*	592,623
14,459	Ultragenyx Pharmaceutical, Inc.*	364,511
27,160	Unicycive Therapeutics, Inc.*	141,232
31,477	UroGen Pharma Ltd.*	1,356,344
8,866	US Physical Therapy, Inc.	689,243
83,073	Vanda Pharmaceuticals, Inc.*	448,594
72,207	Varex Imaging Corp.*	1,335,107

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
13,856	Vaxcyte, Inc.*	$841,613
24,483	Veracyte, Inc.*	1,057,421
32,170	Vericel Corp.*	1,283,583
59,770	Viemed Healthcare, Inc.*	528,367
89,643	Voyager Therapeutics, Inc.*	309,268
51,740	Whitehawk Therapeutics, Inc.*	234,900
15,256	Xencor, Inc.*	415,955
7,873	Xenon Pharmaceuticals, Inc. (Canada)*	474,112
48,109	Xeris Biopharma Holdings, Inc.*	406,040
22,913	Zenas Biopharma, Inc.*	740,548
16,896	Zevra Therapeutics, Inc.*	198,359
50,532	Zura Bio Ltd. (United Kingdom)*(a)	279,947
18,888	Zymeworks, Inc.*	555,496

		230,055,518

Industrials – 13.5%
7,908	AAR Corp.*	1,022,425
17,115	ABM Industries, Inc.	798,072
157,133	ACCO Brands Corp.	672,529
21,700	ACV Auctions, Inc., Class A*	152,551
3,373	Alamo Group, Inc.	555,128
6,457	Albany International Corp., Class A	357,912
3,861	Allegiant Travel Co.*	293,629
9,685	Alliance Laundry Holdings, Inc.*	221,883
17,568	Allient, Inc.	1,651,568
4,719	American Superconductor Corp.*	135,482
55,951	Amprius Technologies, Inc.*	552,796
23,463	Apogee Enterprises, Inc.	916,465
5,821	ArcBest Corp.	803,123
11,626	Arcosa, Inc.	1,689,258
4,002	Argan, Inc.	1,700,810
47,312	Array Technologies, Inc.*(a)	209,119
17,185	Astec Industries, Inc.	731,222
18,448	Astronics Corp.*	1,359,064
12,120	Atkore, Inc.	1,135,523
34,690	Atmus Filtration Technologies, Inc.	1,638,409
12,094	AZZ, Inc.	1,658,813
31,386	Babcock & Wilcox Enterprises, Inc.*	236,650
8,742	Barrett Business Services, Inc.	300,725
9,023	BlackSky Technology, Inc.*	208,431
26,710	Blue Bird Corp.*	1,553,187
11,878	BlueLinx Holdings, Inc.*	945,845
13,302	Boise Cascade Co.	1,037,689
24,765	Bowman Consulting Group Ltd.*	1,054,741
42,458	BrightView Holdings, Inc.*	471,708
9,253	Brink’s Co. (The)	1,007,929
3,787	Casella Waste Systems, Inc., Class A*	349,351
10,777	CBIZ, Inc.*	587,239
22,816	CECO Environmental Corp.*	1,624,499
8,315	Centuri Holdings, Inc.*	169,709
27,927	Cimpress PLC (Ireland)*	2,488,575
8,233	Civeo Corp.*	275,229

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
156,516	Clarivate PLC*	$320,858
32,514	Columbus McKinnon Corp.	574,197
53,037	Commercial Vehicle Group, Inc.*	164,415
16,372	Concentrix Corp.	492,797
46,406	Conduent, Inc.*	79,818
6,939	Construction Partners, Inc., Class A*	736,922
17,999	CoreCivic, Inc.*	597,927
60,576	Costamare, Inc. (Monaco)	925,601
16,203	Covenant Logistics Group, Inc.	572,776
1,792	CRA International, Inc.	312,704
3,188	CSW Industrials, Inc.	984,933
23,974	Custom Truck One Source, Inc.*	220,801
55,541	Deluxe Corp.	1,282,997
13,419	Distribution Solutions Group, Inc.*	466,847
88,273	DNOW, Inc.*	1,415,016
19,107	Douglas Dynamics, Inc.	784,724
7,225	Ducommun, Inc.*	1,238,509
13,493	DXP Enterprises, Inc.*	2,533,041
9,134	Energous Corp.*	101,205
76,657	Energy Recovery, Inc.*	591,025
103,953	Energy Vault Holdings, Inc.*(a)	353,440
27,160	Enerpac Tool Group Corp.	1,013,611
13,852	EnerSys	2,546,829
14,375	Ennis, Inc.	306,763
5,239	Enpro, Inc.	1,551,897
10,932	Enviri Corp.*	243,565
57,929	Eos Energy Enterprises, Inc.*(a)	186,531
6,735	ESCO Technologies, Inc.	1,838,857
4,637	Exponent, Inc.	329,273
12,893	Federal Signal Corp.	1,508,481
25,011	Fluence Energy, Inc.*	270,369
29,734	Fluor Corp.*	1,620,800
21,184	Forward Air Corp.*	360,128
15,637	Franklin Covey Co.*	318,213
14,979	Franklin Electric Co., Inc.	1,499,248
25,330	FreightCar America, Inc.*	174,524
12,773	FuelCell Energy, Inc.*	220,079
4,762	GATX Corp.	833,017
27,373	Genco Shipping & Trading Ltd.	717,994
10,785	Gencor Industries, Inc.*	200,170
7,203	GEO Group, Inc. (The)*	229,127
14,338	Gibraltar Industries, Inc.*	645,067
25,510	Global Industrial Co.	997,441
13,721	Gorman-Rupp Co. (The)	1,034,563
10,714	Graham Corp.*	934,368
15,505	Granite Construction, Inc.	1,869,283
14,382	Greenbrier Cos., Inc. (The)	648,197
25,092	Griffon Corp.	2,443,710
17,598	Healthcare Services Group, Inc.*	386,980
37,125	Heartland Express, Inc.	458,865
11,989	Helios Technologies, Inc.	875,437
40,978	Hillman Solutions Corp.*	315,531
15,839	Himalaya Shipping Ltd. (Bermuda)*(a)	265,145
37,219	HNI Corp.	1,802,516
22,126	Hub Group, Inc., Class A	882,164
29,487	Hudson Technologies, Inc.*	157,461

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
3,259	Huron Consulting Group, Inc.*	$521,082
38,533	Hyliion Holdings Corp.*	133,710
15,043	Hyster-Yale, Inc.	509,356
16,991	IBEX Holdings Ltd.*	653,474
2,540	ICF International, Inc.	226,314
29,869	Innodata, Inc.*	1,685,209
15,459	Innovative Solutions and Support, Inc.*	293,721
5,811	Insperity, Inc.	310,017
12,033	Insteel Industries, Inc.	362,193
41,820	Interface, Inc.	1,585,814
11,241	Intuitive Machines, Inc.*	172,662
132,662	Janus International Group, Inc.*	658,004
8,433	JBT Marel Corp.	985,565
50,291	Joby Aviation, Inc.*	343,990
2,958	Kadant, Inc.	884,856
38,725	Kelly Services, Inc., Class A	666,070
27,796	Kennametal, Inc.	815,535
28,856	Kforce, Inc.	1,661,528
11,681	Korn Ferry	999,310
5,424	L B Foster Co., Class A*	203,454
178,571	Legalzoom.com, Inc.*	1,112,497
4,813	Legence Corp., Class A*	257,832
3,076	Lindsay Corp.	353,463
5,699	Liquidity Services, Inc.*	237,534
37,464	LSI Industries, Inc.	733,920
60,399	Manitowoc Co., Inc. (The)*	1,172,949
19,580	Marten Transport Ltd.	282,344
80,174	Masterbrand, Inc.*	661,436
46,546	Matrix Service Co.*	503,162
7,407	Matson, Inc.	1,665,168
6,291	Maximus, Inc.	363,431
12,632	Mayville Engineering Co., Inc.*	244,556
3,571	McGrath RentCorp	401,523
7,907	Mercury Systems, Inc.*	690,518
15,957	Miller Industries, Inc.	893,911
60,788	MillerKnoll, Inc.	1,373,201
28,247	Mistras Group, Inc.*	529,914
6,362	Moog, Inc., Class A	2,363,483
32,101	Mueller Water Products, Inc., Class A	774,918
4,680	MYR Group, Inc.*	1,363,846
3,531	National Presto Industries, Inc.	535,688
57,532	NPK International, Inc.*	764,025
21,675	NuScale Power Corp.*	200,927
13,081	NWPX Infrastructure, Inc.*	1,437,864
1,505	Omega Flex, Inc.	40,093
26,095	Onterris, Inc.*	436,308
32,312	OPENLANE, Inc.*	1,150,307
29,302	Orion Group Holdings, Inc.*	275,439
37,480	Pangaea Logistics Solutions Ltd.	304,338
13,347	Park Aerospace Corp.	434,311
63,134	Pitney Bowes, Inc.	1,081,485
115,241	Plug Power, Inc.*	248,921
11,782	Power Solutions International, Inc.*	427,804
3,376	Preformed Line Products Co.	1,353,270
14,969	Proto Labs, Inc.*	1,198,418
44,719	Quanex Building Products Corp.	859,499

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
60,565	Radiant Logistics, Inc.*	$517,225
7,870	RCM Technologies, Inc.*	327,392
16,316	Republic Airways Holdings, Inc.*	284,062
34,288	Resideo Technologies, Inc.*	663,816
4,118	Resolute Holdings Management, Inc.*(a)	558,072
28,393	Rush Enterprises, Inc., Class A	2,181,434
11,273	Rush Enterprises, Inc., Class B	876,363
19,197	RXO, Inc.*	407,936
94,283	Safe Bulkers, Inc. (Monaco)	813,662
69,185	Satellogic, Inc., Class A*	336,931
62,708	Shoals Technologies Group, Inc., Class A*	433,939
68,955	Sidus Space, Inc., Class A*(a)	149,632
13,500	SkyWest, Inc.*	1,277,910
27,099	Spire Global, Inc.*(a)	359,604
2,840	Standex International Corp.	822,634
29,691	Sunrun, Inc.*	254,452
4,252	Tecnoglass Holdings, Inc.	168,804
15,888	Tennant Co.	1,105,805
34,132	Terex Corp.	2,167,723
52,818	TIC Solutions, Inc.*	501,243
52,603	Titan International, Inc.*	378,216
36,016	Titan Machinery, Inc.*	740,849
9,453	Trinity Industries, Inc.	272,435
51,143	TrueBlue, Inc.*	536,490
27,575	Tutor Perini Corp.	2,440,939
9,593	Twin Disc, Inc.(a)	220,159
15,619	UFP Industries, Inc.	1,320,118
103,328	Upwork, Inc.*	933,052
8,815	V2X, Inc.*	680,165
8,843	Velo3D, Inc.*(a)	105,320
46,155	Vestis Corp.*	577,399
4,062	VSE Corp.	847,658
35,792	Wabash National Corp.	482,834
10,590	Werner Enterprises, Inc.	414,916
13,706	Willdan Group, Inc.*	1,205,443
6,938	Worthington Enterprises, Inc.	398,519
8,981	Xometry, Inc., Class A*	832,449
32,957	Zurn Elkay Water Solutions Corp.	1,575,345

		143,575,157

Information Technology – 13.1%
237,842	8x8, Inc.*	447,143
39,660	A10 Networks, Inc.	1,006,967
28,480	ACI Worldwide, Inc.*	1,517,414
14,285	ACM Research, Inc., Class A (China)*	1,040,234
36,336	Adeia, Inc.	916,757
17,143	ADI Global Distribution, Inc.*	374,917
85,023	ADTRAN Holdings, Inc.*	658,928
7,632	Aehr Test Systems*	604,989
9,179	Aeva Technologies, Inc.*	143,743
4,130	Agilysys, Inc.*	480,773
20,031	Alarm.com Holdings, Inc.*	1,152,984
16,845	Alpha & Omega Semiconductor Ltd.*	415,398

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
6,214	Ambarella, Inc.*	$431,127
3,528	Ambiq Micro, Inc.*	205,718
41,370	Amplitude, Inc., Class A*	583,317
19,972	Amtech Systems, Inc.*	291,991
68,073	Appian Corp., Class A*	2,923,735
127,467	Arlo Technologies, Inc.*	1,676,191
47,107	Arteris, Inc.*	1,030,701
166,604	Asana, Inc., Class A*	1,709,357
32,774	AvePoint, Inc.*	456,214
13,794	Aviat Networks, Inc.*	274,914
8,486	Axcelis Technologies, Inc.*	978,690
7,626	AXT, Inc.*	462,212
100,013	Backblaze, Inc., Class A*	1,413,184
7,332	Badger Meter, Inc.	993,266
2,798	Bel Fuse, Inc., Class A	572,946
5,955	Bel Fuse, Inc., Class B	1,484,433
11,466	Belden, Inc.	1,312,398
22,174	Benchmark Electronics, Inc.	1,558,389
58,127	Bitdeer Technologies Group, Class A*	630,678
5,186	BK Technologies Corp.*(a)	375,311
13,394	Blackbaud, Inc.*	643,716
12,204	BlackLine, Inc.*	405,417
258,023	Blend Labs, Inc., Class A*	399,936
66,845	Box, Inc., Class A*	2,391,714
17,732	Braze, Inc., Class A*	603,597
67,258	C3.ai, Inc., Class A*(a)	727,732
41,631	Calix, Inc.*	1,586,974
18,758	Canadian Solar, Inc. (Canada)*	231,286
77,078	Cerence, Inc.*	650,538
9,526	CEVA, Inc.*	257,678
60,241	Cipher Digital Inc*	933,736
74,641	Cleanspark, Inc.*	867,328
19,971	Clear Secure, Inc., Class A	881,720
14,742	Clearfield, Inc.*	427,665
21,860	Climb Global Solutions, Inc.	623,666
19,950	Cohu, Inc.*	919,695
131,890	Commerce.com, Inc., Series 1*	317,855
14,711	Commvault Systems, Inc.*	2,023,057
30,804	Consensus Cloud Solutions, Inc.*	1,178,253
33,856	Core Scientific, Inc.*	551,853
81,110	Corsair Gaming, Inc.*	985,487
8,924	Crane NXT Co.	436,384
31,514	Crexendo, Inc.*	193,496
15,129	CTS Corp.	854,335
699	Daily Journal Corp.*	435,432
54,954	Daktronics, Inc.*	1,073,252
17,173	Diebold Nixdorf, Inc.*	1,165,016
18,749	Digi International, Inc.*	1,405,050
66,109	Digital Turbine, Inc.*	711,333
14,620	Diodes, Inc.*	1,327,496
43,716	D-Wave Quantum, Inc.*	751,915
59,635	DXC Technology Co.*	673,876
29,543	Eastman Kodak Co.*	265,296
5,754	eGain Corp.*	42,925
8,817	ePlus, Inc.	775,631
36,230	Everforth, Inc.*	1,174,577
11,984	Everspin Technologies, Inc.*	194,740

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
54,092	Evolv Technologies Holdings, Inc.*	$281,819
92,315	Extreme Networks, Inc.*	2,076,164
23,749	Fastly, Inc., Class A*	541,240
54,815	Five9, Inc.*	1,894,406
7,385	Frequency Electronics, Inc.*	444,946
21,647	Freshworks, Inc., Class A*	301,326
16,239	Globant SA*	661,090
21,604	GPGI, Inc.	285,605
115,980	Grid Dynamics Holdings, Inc.*	925,520
27,309	Hackett Group, Inc. (The)	306,134
74,729	Harmonic, Inc.*	895,253
19,881	Hut 8 Corp.*	1,563,442
21,656	I3 Verticals, Inc., Class A*(a)	347,579
15,517	Ichor Holdings Ltd.*	831,246
47,639	Immersion Corp.	361,104
6,244	Impinj, Inc.*	1,088,454
13,555	Information Services Group, Inc.	69,402
9,491	Insight Enterprises, Inc.*	1,490,277
6,328	Intapp, Inc.*	274,445
6,175	InterDigital, Inc.	2,068,810
19,877	inTEST Corp.*	214,672
11,436	Itron, Inc.*	1,109,406
8,312	JFrog Ltd.*	831,782
80,556	Keel Infrastructure Corp.*(a)	253,751
38,443	Kimball Electronics, Inc.*	908,024
40,849	Knowles Corp.*	1,396,219
106,162	Kopin Corp.*	471,359
13,960	Kulicke & Soffa Industries, Inc. (Singapore)	1,117,638
60,570	Lantronix, Inc.*	321,021
14,608	Life360, Inc.*	626,099
26,095	LightPath Technologies, Inc., Class A*	262,516
47,604	Lightwave Logic, Inc.*	258,490
28,555	LiveRamp Holdings, Inc.*	1,077,095
17,273	MARA Holdings, Inc.*	186,030
19,133	MaxLinear, Inc.*	1,146,258
22,794	Methode Electronics, Inc.	415,535
33,858	Mirion Technologies, Inc.*	510,240
50,508	Mitek Systems, Inc.*	932,378
3,947	M-Tron Industries, Inc.*	300,604
126,798	N-able, Inc.*	504,656
36,564	Napco Security Technologies, Inc.	1,325,079
20,524	Navitas Semiconductor Corp.*	237,873
18,653	nCino, Inc.*	421,558
59,741	NCR Voyix Corp.*	500,630
23,044	NETGEAR, Inc.*	487,611
36,016	NetScout Systems, Inc.*	1,398,501
14,119	NextNav, Inc.*	224,069
14,790	nLight, Inc.*	625,173
3,468	Novanta, Inc.*	507,091
6,669	NVE Corp.	667,700
55,884	Ondas, Inc.*(a)	427,792
12,313	One Stop Systems, Inc.*	128,301
63,585	OneSpan, Inc.	1,050,424
43,845	Ooma, Inc.*	992,651
3,614	OSI Systems, Inc.*	751,387

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
6,217	Ouster, Inc.*	$214,113
93,758	PagerDuty, Inc.*	1,325,738
23,268	PAR Technology Corp.*	437,438
10,736	PC Connection, Inc.	857,484
20,154	PDF Solutions, Inc.*	896,450
39,640	Penguin Solutions, Inc.*	1,945,531
30,776	Photronics, Inc.*	866,037
8,447	Plexus Corp.*	2,022,803
9,795	Power Integrations, Inc.	503,267
92,732	Powerfleet, Inc.*	278,196
18,478	Progress Software Corp.*	854,977
11,323	Q2 Holdings, Inc.*	736,448
11,067	Qualys, Inc.*	2,060,011
16,640	QuickLogic Corp.*	178,547
38,842	Rackspace Technology, Inc.*(a)	121,575
88,884	Rapid7, Inc.*	1,196,379
19,507	Red Violet, Inc.*	1,427,132
14,322	RF Industries Ltd.*	150,954
159,847	Ribbon Communications, Inc.*	318,096
50,340	Rigetti Computing, Inc.*	788,324
38,400	Riot Platforms, Inc.*	729,408
9,386	Rogers Corp.*	1,178,600
26,381	ScanSource, Inc.*	1,506,091
4,447	ServiceTitan, Inc., Class A*	435,984
5,101	Silicon Laboratories, Inc.*	1,117,374
20,655	Silvaco Group, Inc.*	143,346
286,154	SmartRent, Inc.*	380,585
189,226	Sprinklr, Inc., Class A*	1,553,545
100,715	Sprout Social, Inc., Class A*	1,146,137
14,628	SPS Commerce, Inc.*	1,249,231
11,003	Synaptics, Inc.*	1,064,210
72,538	T1 Energy Inc*	322,794
51,385	Tenable Holdings, Inc.*	1,960,338
23,076	Teradata Corp.*	669,204
21,112	Turtle Beach Corp.*	270,445
17,074	Ultra Clean Holdings, Inc.*	1,158,129
111,628	Unisys Corp.*	301,396
18,026	Veeco Instruments, Inc.*	798,552
38,446	Viasat, Inc.*	2,586,262
11,894	Vishay Intertechnology, Inc.	361,934
12,707	Vishay Precision Group, Inc.*	785,420
103,841	Vistance Networks, Inc.*	655,237
105,550	Weave Communications, Inc.*	771,571
4,896	Whitefiber, Inc.*	92,632
7,349	Wolfspeed, Inc.*(a)	201,363
13,190	Workiva, Inc.*	1,055,200
206,511	Xerox Holdings Corp.	667,031
78,387	Xperi, Inc.*	465,619
100,511	Yext, Inc.*	680,459
107,842	Zeta Global Holdings Corp., Class A*	3,339,867

		141,340,015

Materials – 3.4%
15,681	AdvanSix, Inc.	263,598
2,699	Alpha Metallurgical Resources, Inc.*	636,154
85,425	Alto Ingredients, Inc.*	338,283

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
72,413	American Battery Technology Co.*	$195,515
27,636	Ampco-Pittsburgh Corp.*	237,117
4,656	Ashland, Inc.	341,424
60,795	Aspen Aerogels, Inc.*	299,719
29,147	Avient Corp.	1,284,217
3,921	Balchem Corp.	689,665
13,728	Cabot Corp.	1,135,443
15,555	Caledonia Mining Corp. PLC (South Africa)(a)	393,697
16,684	Century Aluminum Co.*	763,627
16,376	Chemours Co. (The)	254,811
30,969	Commercial Metals Co.	2,089,478
29,051	Compass Minerals International, Inc.*	722,208
43,541	Constellium SE*	1,150,789
12,453	Core Molding Technologies, Inc.*	311,948
40,129	Critical Metals Corp. (Austria)*(a)	289,330
73,838	Ecovyst, Inc.*	750,932
10,191	Greif, Inc., Class A	843,305
3,265	Hawkins, Inc.	392,682
14,166	HB Fuller Co.	778,422
30,206	Huntsman Corp.	289,373
20,089	Hycroft Mining Holding Corp., Class A*	470,685
7,912	Idaho Strategic Resources, Inc.*(a)	257,456
9,362	Ingevity Corp.*	648,693
7,414	Innospec, Inc.	695,878
6,217	Intrepid Potash, Inc.*	240,411
14,459	Ivanhoe Electric, Inc.*	159,917
5,552	Kaiser Aluminum Corp.	881,547
6,774	Knife River Corp.*	424,730
21,509	Koppers Holdings, Inc.	986,618
35,992	LSB Industries, Inc.*	384,035
6,125	Materion Corp.	1,445,990
70,441	Mativ Holdings, Inc.	837,543
12,679	McEwen, Inc. (Canada)*	255,609
23,243	Metallus, Inc.*	453,703
11,724	Minerals Technologies, Inc.	831,466
42,545	Myers Industries, Inc.	1,365,269
39,118	NioCorp Developments Ltd.*	163,904
37,261	Novagold Resources, Inc. (Canada)*	320,445
63,662	O-I Glass, Inc.*	462,823
39,578	Orion SA (Germany)	246,967
37,185	Perimeter Solutions, Inc.*	1,134,143
23,194	Perpetua Resources Corp.*	578,458
3,388	Quaker Chemical Corp.	561,730
39,492	Rayonier Advanced Materials, Inc.*	339,236
34,279	Ryerson Holding Corp.	859,032
4,094	Sensient Technologies Corp.	552,444
3,333	Smith-Midland Corp.*	87,591
53,304	SSR Mining, Inc. (Canada)	2,004,763
8,299	Stepan Co.	519,600
68,374	SunCoke Energy, Inc.	706,303
6,600	Sylvamo Corp.	237,072

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
11,830	Titan America SA (Belgium)*	$176,504
14,390	TriMas Corp.	558,044
12,197	U.S. Gold Corp.*	192,835
109,510	United States Antimony Corp.*	533,314
2,467	United States Lime & Minerals, Inc.	291,427
15,321	USA Rare Earth, Inc.*	273,020
106,986	Vista Gold Corp.*	233,229
7,754	Warrior Met Coal, Inc.	839,293
6,159	Worthington Steel, Inc.	212,178

		36,875,642

Real Estate – 4.5%
27,475	Acadia Realty Trust REIT	562,413
178,017	AGNT, Inc.	733,430
1,375	Alexander’s, Inc. REIT	373,532
22,580	American Assets Trust, Inc. REIT	507,147
65,165	Apple Hospitality REIT, Inc. REIT	1,039,382
31,668	Armada Hoffler Properties, Inc. REIT	205,209
177,774	Brandywine Realty Trust REIT	536,877
50,779	Broadstone Net Lease, Inc. REIT	1,059,250
10,354	BRT Apartments Corp. REIT	148,269
49,143	CareTrust REIT, Inc. REIT	1,914,120
23,469	CBL & Associates Properties, Inc. REIT	1,283,520
77,096	Chatham Lodging Trust REIT	1,004,561
6,074	Chiron Real Estate, Inc. REIT	221,701
234,137	Compass, Inc., Class A*	2,472,487
25,410	COPT Defense Properties REIT	914,760
22,952	CTO Realty Growth, Inc. REIT	489,796
17,825	Curbline Properties Corp. REIT	531,720
66,019	Cushman & Wakefield Ltd.*	890,596
86,268	DiamondRock Hospitality Co. REIT	1,061,959
71,822	Diversified Healthcare Trust REIT	543,693
69,903	Douglas Elliman, Inc.*	129,321
67,808	Douglas Emmett, Inc. REIT	783,860
23,351	Easterly Government Properties, Inc. REIT	572,800
110,903	Empire State Realty Trust, Inc., Class A REIT	502,391
26,380	Essential Properties Realty Trust, Inc. REIT	791,400
21,955	Farmland Partners, Inc. REIT	225,917
9,640	Forestar Group, Inc.*	272,523
12,913	Four Corners Property Trust, Inc. REIT	321,275
4,401	FRP Holdings, Inc.*	97,438
16,794	Getty Realty Corp. REIT	544,461
30,703	Gladstone Commercial Corp. REIT	398,218
24,887	Gladstone Land Corp. REIT	228,463
89,766	Global Net Lease, Inc. REIT	824,052
10,171	Highwoods Properties, Inc. REIT	311,233

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
64,554	Hudson Pacific Properties, Inc. REIT*	$811,444
41,431	Independence Realty Trust, Inc. REIT	670,354
74,102	Industrial Logistics Properties Trust REIT	611,712
18,764	InvenTrust Properties Corp. REIT	606,265
30,960	JBG SMITH Properties REIT	373,068
39,489	Kite Realty Group Trust REIT	1,018,816
16,546	LTC Properties, Inc. REIT	667,135
12,113	LXP Industrial Trust REIT	735,380
37,349	Macerich Co. (The) REIT	882,183
19,401	Marcus & Millichap, Inc.	614,236
11,245	National Health Investors, Inc. REIT	799,632
23,163	NET Lease Office Properties REIT	264,521
41,756	NETSTREIT Corp. REIT	850,152
26,749	Newmark Group, Inc., Class A	407,387
7,907	NexPoint Residential Trust, Inc. REIT	187,475
128,011	Opendoor Technologies, Inc.*	409,635
91,638	Orion Properties, Inc. REIT	261,168
38,806	Outfront Media, Inc. REIT	1,140,120
31,605	Park Hotels & Resorts, Inc. REIT	483,557
67,818	Pebblebrook Hotel Trust REIT	1,228,862
21,972	Phillips Edison & Co., Inc. REIT	849,218
82,728	Piedmont Realty Trust, Inc. REIT*	791,707
19,713	Postal Realty Trust, Inc., Class A REIT	462,270
42,028	Real REMAX Group, Inc.*(a)	797,691
91,074	RLJ Lodging Trust REIT	1,005,457
8,074	RMR Group, Inc. (The), Class A	155,990
9,598	Ryman Hospitality Properties, Inc. REIT	1,216,642
55,481	Sabra Health Care REIT, Inc. REIT	1,131,258
14,052	Safehold, Inc. REIT	212,747
66,758	Service Properties Trust REIT	520,712
62,161	SITE Centers Corp. REIT	183,375
8,364	SL Green Realty Corp. REIT	468,217
6,602	Smartstop Self Storage REIT, Inc. REIT	214,367
5,954	St Joe Co. (The)	393,559
141,878	Summit Hotel Properties, Inc. REIT	829,986
70,938	Sunstone Hotel Investors, Inc. REIT	792,377
15,101	Tanger, Inc. REIT	569,459
11,157	Terreno Realty Corp. REIT	738,705
20,187	UMH Properties, Inc. REIT	332,076
24,389	Urban Edge Properties REIT	516,071
50,093	Xenia Hotels & Resorts, Inc. REIT	939,244

		48,642,004

Shares	Description	Value

Common Stocks – (continued)

Utilities – 2.1%
5,438	American States Water Co.	$485,559
27,145	Avista Corp.	1,008,708
23,175	Black Hills Corp.	1,661,184
31,687	Brookfield Infrastructure Corp., Class A (Canada)(a)	1,211,077
7,420	California Water Service Group	370,777
5,054	Chesapeake Utilities Corp.	674,911
24,584	Consolidated Water Co. Ltd.	731,866
34,537	Genie Energy Ltd., Class B	512,529
5,316	H2O America	336,875
25,378	Hallador Energy Co.*	420,767
84,560	Hawaiian Electric Industries, Inc.*	948,763
3,893	MGE Energy, Inc.	302,447
15,104	Montauk Renewables, Inc.*	25,979
24,667	New Jersey Resources Corp.	1,315,738
20,112	Northwest Natural Holding Co.	986,896
19,041	Northwestern Energy Group, Inc.	1,316,876
19,080	ONE Gas, Inc.	1,512,472
15,238	Ormat Technologies, Inc.	1,554,276
7,488	Otter Tail Corp.	677,439
32,648	Portland General Electric Co.	1,595,181
29,652	Pure Cycle Corp.*	328,989
1,832	RGC Resources, Inc.	39,223
19,024	Southwest Gas Holdings, Inc.	1,680,390
19,391	Spire, Inc.	1,586,960
28,730	TXNM Energy, Inc.	1,655,135
6,040	Unitil Corp.	323,382
7,218	York Water Co. (The)	245,989

		23,510,388

TOTAL COMMON STOCKS
(Cost $833,577,749)		1,063,709,855

Units	Description	Expiration Month	Value

Rights – 0.0%

Health Care – 0.0%
4,104	Chinook Therapeutics, Inc.*(b)	12/25	0

Materials – 0.0%
15,501	Resolute Forest Products*(b)	09/23	22,011

TOTAL RIGHTS (Cost $0)			22,011

Shares	Dividend Rate	Value

Investment Company – 1.4%(c)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
14,967,707	3.574%(d)	14,967,707
(Cost $14,967,707)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $848,545,456)		1,078,699,573

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.2%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
12,971,403	3.585%(d)	$12,971,403
(Cost $12,971,403)

TOTAL INVESTMENTS – 101.0% (Cost $861,516,859)		$1,091,670,976

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(11,132,973)

NET ASSETS – 100.0%		$1,080,538,003

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents an affiliated issuer.
(d)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Russell 2000 E-Mini Index	92	09/18/26	$ 13,610,020	$ (156,543)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.6%

Australia – 2.1%
169,327	ALS Ltd. (Industrials)	$2,697,571
17,793	Ampol Ltd. (Energy)	549,073
12,350	Anglogold Ashanti PLC (Materials)	1,387,152
26,040	ANZ Group Holdings Ltd. (Financials)	694,210
28,718	Aristocrat Leisure Ltd. (Consumer Discretionary)	1,253,780
83,297	BHP Group Ltd. (Materials)	3,953,587
21,455	Cochlear Ltd. (Health Care)	2,059,118
118,195	Coles Group Ltd. (Consumer Staples)	2,036,295
24,571	Commonwealth Bank of Australia (Financials)	2,815,649
263,007	Endeavour Group Ltd. (Consumer Staples)(a)	591,840
62,380	Evolution Mining Ltd. (Materials)	665,205
175,487	Glencore PLC (Materials)	1,417,084
10,591	IREN Ltd. (Information Technology)*(a)	393,085
23,920	JB Hi-Fi Ltd. (Consumer Discretionary)	1,146,818
457,535	Lottery Corp. Ltd. (The) (Consumer Discretionary)	1,636,184
21,527	National Australia Bank Ltd. (Financials)	595,958
10,175	Pro Medicus Ltd. (Health Care)	1,308,097
50,635	QBE Insurance Group Ltd. (Financials)	807,761
22,885	Ramsay Health Care Ltd. (Health Care)	841,020
11,299	REA Group Ltd. (Communication Services)	1,435,188
4,619	Rio Tinto Ltd. (Materials)	578,657
14,628	Rio Tinto PLC (Materials)	1,521,958
24,705	Sonic Healthcare Ltd. (Health Care)	346,838
142,077	Telstra Group Ltd. (Communication Services)	475,497
31,866	Wesfarmers Ltd. (Consumer Discretionary)	1,814,153
24,286	Westpac Banking Corp. (Financials)	601,328
34,079	Woodside Energy Group Ltd. (Energy)	791,785
74,920	Woolworths Group Ltd. (Consumer Staples)	2,164,301
67,503	Worley Ltd. (Industrials)	494,403

		37,073,595

Austria – 0.4%
12,231	ANDRITZ AG (Industrials)	1,184,909
3,132	BAWAG Group AG (Financials)(b)	654,136
7,419	Erste Group Bank AG (Financials)	1,045,353
6,261	OMV AG (Energy)	498,186
9,303	Strabag SE (Industrials)	1,021,202

Shares	Description	Value

Common Stocks – (continued)

Austria – (continued)
9,581	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)	$803,535
25,048	voestalpine AG (Materials)	1,329,677
23,443	Wienerberger AG (Materials)	533,736

		7,070,734

Belgium – 0.2%
1,744	Ackermans & van Haaren NV (Industrials)	553,863
9,356	Ageas SA/NV (Financials)	820,529
10,988	Anheuser-Busch InBev SA/NV (Consumer Staples)	871,503
2,220	Argenx SE ADR (Health Care)*	2,290,285
3,420	KBC Group NV (Financials)	520,420

		5,056,600

Brazil – 0.1%
627	MercadoLibre, Inc. (Consumer Discretionary)*	1,213,997
4,718	Wheaton Precious Metals Corp. (Materials)	710,916
9,951	Yara International ASA (Materials)	485,332

		2,410,245

Canada – 3.0%
8,568	Agnico Eagle Mines Ltd. (Materials)	1,738,137
12,042	Alimentation Couche-Tard, Inc. (Consumer Staples)	725,056
12,776	Bank of Montreal (Financials)	2,177,164
20,778	Bank of Nova Scotia (The) (Financials)	1,901,540
30,644	Barrick Mining Corp. (Materials)	1,374,040
3,209	Bombardier, Inc., Class B (Industrials)*	694,068
9,093	Brookfield Corp. (Financials)	374,398
18,308	Canadian Imperial Bank of Commerce (Financials)	2,077,495
10,158	Canadian National Railway Co. (Industrials)	1,268,010
31,256	Canadian Natural Resources Ltd. (Energy)	1,566,746
3,196	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	433,003
1,150	Celestica, Inc. (Information Technology)*	344,959
37,655	Cenovus Energy, Inc. (Energy)	1,209,262
1,052	Constellation Software, Inc. (Information Technology)	2,381,832
13,057	Emera, Inc. (Utilities)(a)	654,687
39,315	Empire Co. Ltd. (Consumer Staples)	1,357,577
20,702	Enbridge, Inc. (Energy)	1,048,615
649	Fairfax Financial Holdings Ltd. (Financials)	1,057,945

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACTIVEBETA® WORLD EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Canada – (continued)
2,426	Franco-Nevada Corp. (Materials)	$638,026
10,214	George Weston Ltd. (Consumer Staples)	716,446
19,251	Great-West Lifeco, Inc. (Financials)(a)	1,237,435
4,217	Imperial Oil Ltd. (Energy)	554,053
35,132	Kinross Gold Corp. (Materials)	1,075,526
32,310	Loblaw Cos. Ltd. (Consumer Staples)	1,413,315
38,940	Lundin Gold, Inc. (Materials)	2,772,681
18,811	Magna International, Inc. (Consumer Discretionary)	1,234,798
19,343	Manulife Financial Corp. (Financials)	820,295
5,648	National Bank of Canada (Financials)	866,450
12,912	Pan American Silver Corp. (Materials)	670,329
23,646	Pembina Pipeline Corp. (Energy)	1,152,365
15,173	Power Corp. of Canada (Financials)	1,005,185
25,392	Royal Bank of Canada (Financials)	5,190,863
13,419	Shopify, Inc., Class A (Information Technology)*	1,977,277
19,732	Sun Life Financial, Inc. (Financials)(a)	1,549,324
31,201	Suncor Energy, Inc. (Energy)	2,087,044
12,629	TC Energy Corp. (Energy)	790,554
37,528	Toronto-Dominion Bank (The) (Financials)	4,538,931
18,917	WSP Global, Inc. (Industrials)	2,568,798

		55,244,229

Chile – 0.0%
33,219	Lundin Mining Corp. (Materials)	889,243

China – 0.3%
298,364	BYD Electronic International Co. Ltd. (Information Technology)	1,027,621
413,732	China Mengniu Dairy Co. Ltd. (Consumer Staples)	955,257
367,410	Geely Automobile Holdings Ltd. (Consumer Discretionary)	824,872
8,077	Prosus NV (Consumer Discretionary)*	359,621
701,131	Sino Biopharmaceutical Ltd. (Health Care)	487,437
106,347	SITC International Holdings Co. Ltd. (Industrials)	647,635
687,012	Xinyi Glass Holdings Ltd. (Industrials)	769,014

		5,071,457

Shares	Description	Value

Common Stocks – (continued)

Denmark – 0.3%
5,996	Ascendis Pharma A/S (Health Care)*	$1,577,188
17,434	Danske Bank A/S (Financials)	1,009,418
1,896	Genmab A/S (Health Care)*	625,194
60,031	Novo Nordisk A/S, Class B (Health Care)	2,727,622

		5,939,422

Finland – 0.2%
156,801	Nokia OYJ (Information Technology)	1,589,719
53,362	Nordea Bank Abp (Financials)	1,091,872
21,422	Orion OYJ, Class B (Health Care)	1,968,309

		4,649,900

France – 1.4%
3,614	Air Liquide SA (Materials)	711,733
4,750	Airbus SE (Industrials)	1,088,292
30,958	AXA SA (Financials)	1,549,912
16,033	BNP Paribas SA (Financials)	1,914,169
21,712	Bouygues SA (Industrials)	1,115,258
4,350	Capgemini SE (Information Technology)	541,930
16,463	Cie de Saint-Gobain SA (Industrials)	1,497,747
28,185	Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	1,145,890
33,831	Credit Agricole SA (Financials)	727,605
7,073	Danone SA (Consumer Staples)	528,125
27,521	Engie SA (Utilities)	786,423
3,594	EssilorLuxottica SA (Health Care)	669,428
509	Hermes International SCA (Consumer Discretionary)	934,774
5,123	L’Oreal SA (Consumer Staples)	2,289,304
3,434	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	1,808,185
27,793	Orange SA (Communication Services)	497,341
3,148	Safran SA (Industrials)	1,232,314
18,077	Societe Generale SA (Financials)	1,525,523
40,343	TotalEnergies SE (Energy)	3,539,522
6,537	Vinci SA (Industrials)	859,191

		24,962,666

Germany – 1.9%
11,723	adidas AG (Consumer Discretionary)	2,061,681
6,155	Allianz SE (Financials)	3,223,063
31,050	Bayer AG (Health Care)	1,768,760
5,898	Beiersdorf AG (Consumer Staples)(a)	542,061
5,133	Continental AG (Consumer Discretionary)	425,245

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
10,207	Daimler Truck Holding AG (Industrials)	$554,764
42,498	Deutsche Bank AG (Financials)	1,711,015
49,473	Deutsche Post AG (Industrials)	3,226,246
56,327	Deutsche Telekom AG (Communication Services)	1,856,889
18,438	E.ON SE (Utilities)	381,233
14,899	Fresenius Medical Care AG (Health Care)	682,749
23,511	Fresenius SE & Co. KGaA (Health Care)	1,235,659
2,698	Heidelberg Materials AG (Materials)	516,326
22,433	Infineon Technologies AG (Information Technology)	1,466,816
7,186	Knorr-Bremse AG (Industrials)	881,471
17,903	Mercedes-Benz Group AG (Consumer Discretionary)	981,994
1,879	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	1,132,358
421	Rheinmetall AG (Industrials)	543,219
13,252	RWE AG (Utilities)	902,677
14,090	SAP SE (Information Technology)	3,124,452
10,427	Siemens AG (Industrials)	3,459,190
13,352	Siemens Energy AG (Industrials)	2,205,168
4,589	Talanx AG (Financials)	667,389

		33,550,425

Hong Kong – 0.5%
148,866	AIA Group Ltd. (Financials)	1,447,965
260,837	Cathay Pacific Airways Ltd. (Industrials)	479,131
19,165	Hong Kong Exchanges & Clearing Ltd. (Financials)	1,039,501
70,054	Prudential PLC (Financials)	966,889
51,583	Sun Hung Kai Properties Ltd. (Real Estate)	764,602
75,800	Swire Pacific Ltd., Class A (Industrials)	1,029,773
111,647	Techtronic Industries Co. Ltd. (Industrials)	1,929,786
747,048	WH Group Ltd. (Consumer Staples)(b)	706,614

		8,364,261

Indonesia – 0.1%
18,631	Jardine Matheson Holdings Ltd. (Industrials)	1,097,552

Ireland – 0.1%
71,162	AIB Group PLC (Financials)	906,387
29,296	Bank of Ireland Group PLC (Financials)	646,064

		1,552,451

Shares	Description	Value

Common Stocks – (continued)

Israel – 1.0%
34,292	Bank Hapoalim BM (Financials)	$883,682
33,982	Bank Leumi Le-Israel BM (Financials)	865,038
281,821	Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)	739,301
34,370	Cellebrite DI Ltd. (Information Technology)*	412,440
13,220	Clal Insurance Enterprises Holdings Ltd. (Financials)	1,164,233
26,882	Delek Group Ltd. (Energy)	756,400
887	Elbit Systems Ltd. (Industrials)	623,674
8,527	Enlight Renewable Energy Ltd. (Utilities)*	663,898
4,989	First International Bank Of Israel Ltd. (The) (Financials)	391,431
13,512	Harel Insurance Investments & Financial Services Ltd. (Financials)	872,629
5,088	Menora Mivtachim Holdings Ltd. (Financials)	876,132
163,264	Migdal Insurance & Financial Holdings Ltd. (Financials)*	1,100,681
5,707	Mizrahi Tefahot Bank Ltd. (Financials)	441,482
17,117	Next Vision Stabilized Systems Ltd. (Information Technology)	1,196,234
15,927	OPC Energy Ltd. (Utilities)*	528,058
14,062	Phoenix Financial Ltd. (Financials)	880,942
26,032	Plus500 Ltd. (Financials)	1,332,003
28,699	Shufersal Ltd. (Consumer Staples)	361,017
27,387	Tel Aviv Stock Exchange Ltd. (Financials)	1,162,080
3,707	Tower Semiconductor Ltd. (Information Technology)*	757,043
20,839	Wix.com Ltd. (Information Technology)*	1,839,042

		17,847,440

Italy – 1.0%
36,153	Banca Mediolanum SpA (Financials)	1,009,988
50,606	Banco BPM SpA (Financials)	945,246
32,281	BPER Banca SpA (Financials)	534,491
117,381	Enel SpA (Utilities)	1,284,552
37,855	Eni SpA (Energy)	1,024,777
15,987	FinecoBank Banca Fineco SpA (Financials)	440,493
12,620	Generali (Financials)	653,370
279,248	Intesa Sanpaolo SpA (Financials)	2,202,180
7,530	Leonardo SpA (Industrials)	452,387
6,851	Moncler SpA (Consumer Discretionary)	374,907
13,892	Poste Italiane SpA (Financials)	448,446

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACTIVEBETA® WORLD EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Italy – (continued)
196,127	PRADA SpA (Consumer Discretionary)	$1,026,256
8,526	Prysmian SpA (Industrials)	1,190,438
275,064	Telecom Italia SpA (Communication Services)*	2,503,716
23,166	UniCredit SpA (Financials)	2,264,177
29,463	Unipol Assicurazioni SpA (Financials)	965,808

		17,321,232

Japan – 8.5%
24,019	Advantest Corp. (Information Technology)	5,067,160
62,878	Aeon Co. Ltd. (Consumer Staples)	534,106
54,321	Aisin Corp. (Consumer Discretionary)	765,688
36,954	ANA Holdings, Inc. (Industrials)	703,236
67,165	Asahi Intecc Co. Ltd. (Health Care)	1,585,598
64,007	Asics Corp. (Consumer Discretionary)	1,803,635
167,476	Astellas Pharma, Inc. (Health Care)	2,487,049
29,795	Bandai Namco Holdings, Inc. (Consumer Discretionary)	1,067,206
29,372	BayCurrent, Inc. (Industrials)	1,506,719
28,656	Bridgestone Corp. (Consumer Discretionary)	743,787
36,640	Brother Industries Ltd. (Information Technology)	1,125,620
23,075	Central Japan Railway Co. (Industrials)	574,509
46,554	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	1,146,541
162,523	CyberAgent, Inc. (Communication Services)	1,378,995
19,839	Dai Nippon Printing Co. Ltd. (Industrials)	385,239
88,645	Daiichi Life Group, Inc. (Financials)	1,020,532
48,011	Daiwa Securities Group, Inc. (Financials)	554,233
32,010	Dentsu Group, Inc. (Communication Services)*	742,447
1,792	Disco Corp. (Information Technology)	652,187
24,219	Eisai Co. Ltd. (Health Care)	718,858
41,054	Electric Power Development Co. Ltd. (Utilities)	1,052,475
135,282	ENEOS Holdings, Inc. (Energy)	1,134,303
5,034	Fast Retailing Co. Ltd. (Consumer Discretionary)	2,283,812
60,924	Food & Life Cos. Ltd. (Consumer Discretionary)	2,245,141
34,748	Fujikura Ltd. (Industrials)	1,197,614

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
25,265	Fujitsu Ltd. (Information Technology)	$612,106
12,421	Fukuoka Financial Group, Inc. (Financials)	612,980
39,281	Furukawa Electric Co. Ltd. (Industrials)	988,820
38,409	Haseko Corp. (Consumer Discretionary)	697,012
19,266	Hitachi Construction Machinery Co. Ltd. (Industrials)	691,885
47,583	Hitachi Ltd. (Industrials)	1,620,316
122,914	Honda Motor Co. Ltd. (Consumer Discretionary)	1,316,152
16,211	Hoya Corp. (Health Care)	2,497,202
11,230	Ibiden Co. Ltd. (Information Technology)	1,438,427
113,065	Idemitsu Kosan Co. Ltd. (Energy)	1,005,368
46,256	Inpex Corp. (Energy)	1,146,154
54,637	ITOCHU Corp. (Industrials)	721,217
42,003	J Front Retailing Co. Ltd. (Consumer Discretionary)(a)	776,567
103,952	Japan Airlines Co. Ltd. (Industrials)	1,960,634
66,958	Japan Post Holdings Co. Ltd. (Financials)	1,042,556
86,847	Japan Post Insurance Co. Ltd. (Financials)	921,793
34,116	JX Advanced Metals Corp. (Materials)	805,821
44,008	Kawasaki Kisen Kaisha Ltd. (Industrials)(a)	917,666
80,556	KDDI Corp. (Communication Services)	1,492,880
8,370	Kioxia Holdings Corp. (Information Technology)*	2,620,096
70,570	Kyushu Electric Power Co., Inc. (Utilities)	895,741
9,796	Lasertec Corp. (Information Technology)	2,063,543
60,539	Lixil Corp. (Industrials)	671,371
213,399	LY Corp. (Communication Services)	742,978
32,110	Marubeni Corp. (Industrials)	990,877
79,795	MatsukiyoCocokara & Co. (Consumer Staples)	1,304,642
41,899	Medipal Holdings Corp. (Health Care)	758,771
41,054	MISUMI Group, Inc. (Industrials)	966,612
144,965	Mitsubishi Chemical Group Corp. (Materials)	1,094,761
49,900	Mitsubishi Corp. (Industrials)	1,501,109
25,475	Mitsubishi Electric Corp. (Industrials)	890,935
14,969	Mitsubishi Estate Co. Ltd. (Real Estate)	355,724

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
80,765	Mitsubishi HC Capital, Inc. (Financials)	$705,009
26,901	Mitsubishi Heavy Industries Ltd. (Industrials)	655,111
175,604	Mitsubishi UFJ Financial Group, Inc. (Financials)	4,046,606
25,588	Mitsui & Co. Ltd. (Industrials)	802,594
59,374	Mitsui Chemicals, Inc. (Materials)	813,118
6,969	Mitsui Kinzoku Co. Ltd. (Materials)	1,280,599
32,739	Mizuho Financial Group, Inc. (Financials)	1,767,797
96,305	MonotaRO Co. Ltd. (Industrials)	1,162,089
36,317	MS&AD Insurance Group Holdings, Inc. (Financials)	1,161,407
34,556	Murata Manufacturing Co. Ltd. (Information Technology)	1,556,042
29,695	NEC Corp. (Information Technology)	912,634
27,354	NGK Corp. (Industrials)	911,771
28,517	NH Foods Ltd. (Consumer Staples)	1,125,537
46,746	NIDEC Corp. (Industrials)*	755,512
54,386	NIPPON EXPRESS HOLDINGS, Inc. (Industrials)	1,966,063
25,748	Nippon Television Holdings, Inc. (Communication Services)	490,146
12,233	Nippon Yusen KK (Industrials)(a)	539,280
90,538	Nomura Holdings, Inc. (Financials)(a)	927,236
137,984	Olympus Corp. (Health Care)	1,819,251
25,788	ORIX Corp. (Financials)	1,014,758
28,898	Osaka Gas Co. Ltd. (Utilities)	1,041,772
21,888	Otsuka Holdings Co. Ltd. (Health Care)	1,679,001
102,627	Pan Pacific International Holdings Corp. (Consumer Discretionary)	518,614
64,240	Panasonic Holdings Corp. (Consumer Discretionary)	1,809,396
708,978	Persol Holdings Co. Ltd. (Industrials)	1,337,200
200,958	Rakuten Group, Inc. (Consumer Discretionary)*	976,508
48,778	Recruit Holdings Co. Ltd. (Industrials)	5,563,676
11,790	Resonac Holdings Corp. (Materials)	1,169,808
82,788	Ricoh Co. Ltd. (Information Technology)	880,006
28,326	Rinnai Corp. (Consumer Discretionary)	643,519
69,111	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	1,873,023
262,629	Sanrio Co. Ltd. (Consumer Discretionary)(a)	2,115,734

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
22,627	Sanwa Holdings Corp. (Industrials)	$515,322
41,370	SBI Holdings, Inc. (Financials)	858,513
62,011	Seven & i Holdings Co. Ltd. (Consumer Staples)	786,714
24,789	Shimizu Corp. (Industrials)	370,682
26,876	Shin-Etsu Chemical Co. Ltd. (Materials)	1,013,646
81,904	Shiseido Co. Ltd. (Consumer Staples)	1,910,982
28,550	Shizuoka Financial Group, Inc. (Financials)	659,334
41,793	SoftBank Group Corp. (Communication Services)	1,360,867
41,714	Sompo Holdings, Inc. (Financials)	1,789,291
75,059	Sony Group Corp. (Consumer Discretionary)	1,887,579
80,618	Sugi Holdings Co. Ltd. (Consumer Staples)	666,621
254,558	Sumitomo Chemical Co. Ltd. (Materials)	912,102
131,400	Sumitomo Corp. (Industrials)	1,474,079
81,269	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	1,130,270
77,652	Sumitomo Mitsui Financial Group, Inc. (Financials)	3,391,607
92,213	Sumitomo Mitsui Trust Group, Inc. (Financials)	1,026,097
59,696	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	839,209
51,376	Suzuki Motor Corp. (Consumer Discretionary)	716,455
4,583	Taisei Corp. (Industrials)	360,740
27,977	Takeda Pharmaceutical Co. Ltd. (Health Care)	1,009,972
57,388	Tohoku Electric Power Co., Inc. (Utilities)	477,949
30,461	Tokio Marine Holdings, Inc. (Financials)	1,470,071
52,636	Tokyo Century Corp. (Financials)	888,281
8,537	Tokyo Electron Ltd. (Information Technology)	3,017,178
20,112	Tokyo Gas Co. Ltd. (Utilities)	779,065
115,561	Toyota Motor Corp. (Consumer Discretionary)	2,283,794
28,949	Toyota Tsusho Corp. (Industrials)	1,355,588
39,761	Trend Micro, Inc. (Information Technology)	1,493,138
50,264	Tsuruha Holdings, Inc. (Consumer Staples)	726,758
36,084	Yamazaki Baking Co. Ltd. (Consumer Staples)	836,488
9,260	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	430,775

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACTIVEBETA® WORLD EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
26,317	Zensho Holdings Co. Ltd. (Consumer Discretionary)	$1,942,938
155,742	ZOZO, Inc. (Consumer Discretionary)	1,121,046

		152,123,374

Luxembourg – 0.1%
132,293	CVC Capital Partners PLC (Financials)(b)	2,223,629

Mexico – 0.1%
33,123	Fresnillo PLC (Materials)	1,423,590

Netherlands – 1.3%
21,490	ABN AMRO Bank NV (Financials)	1,041,198
7,938	ASML Holding NV (Information Technology)	13,386,738
9,731	Heineken Holding NV (Consumer Staples)	772,032
62,728	ING Groep NV (Financials)	2,221,286
55,717	Koninklijke Ahold Delhaize NV (Consumer Staples)	1,983,696
51,299	Koninklijke Philips NV (Health Care)	1,365,183
7,348	Nebius Group NV (Information Technology)*	1,516,039
2,979	NXP Semiconductors NV (Information Technology)	669,203

		22,955,375

New Zealand – 0.1%
266,530	a2 Milk Co. Ltd. (The) (Consumer Staples)(a)	1,291,283
58,410	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	1,534,128

		2,825,411

Norway – 0.4%
4,456	Aker ASA, Class A (Industrials)	750,165
16,084	DNB Bank ASA (Financials)	548,772
27,664	DOF Group ASA (Energy)	393,526
37,805	Equinor ASA (Energy)	1,614,970
14,850	Gjensidige Forsikring ASA (Financials)	450,125
162,554	Kongsberg Maritime AS (Industrials)*	997,968
70,499	Norsk Hydro ASA (Materials)	708,036
14,626	Protector Forsikring ASA (Financials)	747,444
36,362	TOMRA Systems ASA (Industrials)	420,806

		6,631,812

Poland – 0.4%
15,201	Asseco Poland SA (Information Technology)	976,961
98,570	Dino Polska SA (Consumer Staples)*(b)	951,315

Shares	Description	Value

Common Stocks – (continued)

Poland – (continued)
8,264	KGHM Polska Miedz SA (Materials)	$791,808
288	LPP SA (Consumer Discretionary)	1,609,936
35,421	ORLEN SA (Energy)	1,465,277
50,692	Powszechny Zaklad Ubezpieczen SA (Financials)	1,008,931

		6,804,228

Portugal – 0.1%
395,573	Banco Comercial Portugues SA, Class R (Financials)	514,178
99,680	Jeronimo Martins SGPS SA (Consumer Staples)	2,084,191

		2,598,369

Singapore – 0.6%
39,547	DBS Group Holdings Ltd. (Financials)	2,406,492
45,404	Keppel Ltd. (Industrials)	414,078
50,021	Oversea-Chinese Banking Corp. Ltd. (Financials)	1,239,563
236,872	SATS Ltd. (Industrials)	730,011
154,244	Singapore Airlines Ltd. (Industrials)	823,395
69,030	Singapore Exchange Ltd. (Financials)	1,383,910
57,039	Singapore Technologies Engineering Ltd. (Industrials)	483,864
99,527	Singapore Telecommunications Ltd. (Communication Services)	355,244
25,492	STMicroelectronics NV (Information Technology)	1,273,740
23,520	United Overseas Bank Ltd. (Financials)	768,498
137,761	UOL Group Ltd. (Real Estate)	982,344

		10,861,139

South Korea – 0.1%
95,782	Coupang, Inc. (Consumer Discretionary)*	1,538,259

Spain – 1.0%
9,637	ACS Actividades de Construccion y Servicios SA (Industrials)	1,142,943
131,527	Banco Bilbao Vizcaya Argentaria SA (Financials)	3,824,130
328,302	Banco Santander SA (Financials)	4,829,490
70,833	CaixaBank SA (Financials)	1,082,800
10,708	Endesa SA (Utilities)	523,658
78,611	Iberdrola SA (Utilities)	1,833,597
44,107	Industria de Diseno Textil SA (Consumer Discretionary)	2,971,614
34,716	Repsol SA (Energy)	1,098,887
123,447	Telefonica SA (Communication Services)	523,539

		17,830,658

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Sweden – 0.6%
23,598	Avanza Bank Holding AB (Financials)	$991,033
22,604	Axfood AB (Consumer Staples)	576,833
22,359	Boliden AB (Materials)	1,316,511
78,329	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)(a)	1,435,652
39,939	Investor AB, Class B (Financials)	1,720,615
35,071	Nordnet AB publ (Financials)(a)	1,320,342
29,819	Sandvik AB (Industrials)	1,195,385
42,007	Securitas AB, Class B (Industrials)	665,881
13,196	Skanska AB, Class B (Industrials)	374,870
25,069	Svenska Handelsbanken AB, Class A (Financials)	386,797
20,558	Swedbank AB, Class A (Financials)	806,549
101,697	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	1,025,783

		11,816,251

Switzerland – 1.5%
28,903	ABB Ltd. (Industrials)	2,826,087
5,223	Cie Financiere Richemont SA (Consumer Discretionary)	1,242,155
1,821	Galderma Group AG (Health Care)*	378,422
2,045	Geberit AG (Industrials)	1,443,232
8,375	Kuehne + Nagel International AG (Industrials)	2,236,927
35,944	Nestle SA (Consumer Staples)	3,506,536
2,731	Partners Group Holding AG (Financials)	2,476,981
5,225	Schindler Holding AG (Industrials)	1,662,015
5,109	Schindler Holding AG (Industrials)	1,663,057
16,264	SGS SA (Industrials)	1,867,255
10,927	Straumann Holding AG (Health Care)	1,269,937
5,130	TE Connectivity PLC (Information Technology)	1,052,932
58,494	UBS Group AG (Financials)	3,205,785
1,844	Zurich Insurance Group AG (Financials)	1,352,503

		26,183,824

United Kingdom – 2.7%
10,757	3i Group PLC (Financials)	412,445
32,554	Admiral Group PLC (Financials)	1,776,062
20,859	Associated British Foods PLC (Consumer Staples)	580,319
28,992	AstraZeneca PLC (Health Care)	4,705,093
25,597	BAE Systems PLC (Industrials)	709,359
308,716	Barclays PLC (Financials)	2,078,765

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
26,382	British American Tobacco PLC (Consumer Staples)	$1,476,891
138,434	CK Hutchison Holdings Ltd. (Industrials)	1,244,958
92,782	GSK PLC (Health Care)	2,331,590
320,746	HSBC Holdings PLC (Financials)	6,646,517
9,152	Imperial Brands PLC (Consumer Staples)	313,557
204,391	International Consolidated Airlines Group SA ADR (Industrials)	2,372,980
104,717	J Sainsbury PLC (Consumer Staples)	473,630
463,111	Kingfisher PLC (Consumer Discretionary)	1,980,981
321,173	Legal & General Group PLC (Financials)	1,277,600
907,747	Lloyds Banking Group PLC (Financials)	1,353,181
99,593	M&G PLC (Financials)	473,949
423,964	Marks & Spencer Group PLC (Consumer Staples)	2,269,353
41,564	National Grid PLC (Utilities)	659,324
185,540	NatWest Group PLC (Financials)	1,709,067
10,793	Next PLC (Consumer Discretionary)	2,279,114
27,785	RELX PLC (Industrials)	1,006,567
117,201	Rolls-Royce Holdings PLC (Industrials)	2,431,506
110,271	Sage Group PLC (The) (Information Technology)	1,632,600
34,732	Smith & Nephew PLC (Health Care)	500,328
54,542	Standard Chartered PLC (Financials)	1,609,850
37,785	Standard Life PLC (Financials)	481,552
181,114	Tesco PLC (Consumer Staples)	1,122,921
17,102	Unilever PLC (Consumer Staples)	1,107,407
969,575	Vodafone Group PLC (Communication Services)	1,557,085

		48,574,551

United States – 69.5%
7,779	3M Co. (Industrials)	1,336,666
26,048	Abbott Laboratories (Health Care)	2,874,657
34,625	AbbVie, Inc. (Health Care)	8,878,543
9,850	Accenture PLC, Class A (Information Technology)	1,869,136
11,172	Adobe, Inc. (Information Technology)*	3,271,050
32,004	Advanced Micro Devices, Inc. (Information Technology)*	15,064,923
5,957	Aflac, Inc. (Financials)	690,118
4,968	Airbnb, Inc., Class A (Consumer Discretionary)*	910,237

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACTIVEBETA® WORLD EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
14,058	Allstate Corp. (The) (Financials)	$3,624,152
6,818	Alnylam Pharmaceuticals, Inc. (Health Care)*	1,641,024
116,149	Alphabet, Inc., Class A (Communication Services)	39,415,163
101,225	Alphabet, Inc., Class C (Communication Services)	33,951,877
34,626	Altria Group, Inc. (Consumer Staples)	2,371,189
190,095	Amazon.com, Inc. (Consumer Discretionary)*	49,380,978
6,366	American Electric Power Co., Inc. (Utilities)	779,389
12,067	American Express Co. (Financials)	3,984,161
12,485	American International Group, Inc. (Financials)	953,355
4,050	Ameriprise Financial, Inc. (Financials)	2,240,096
7,878	Amgen, Inc. (Health Care)	3,386,595
25,677	Amphenol Corp., Class A (Information Technology)	4,071,088
8,486	Analog Devices, Inc. (Information Technology)	3,073,120
4,179	Aon PLC, Class A (Financials)	1,343,632
413	AP Moller - Maersk A/S, Class A (Industrials)	1,336,171
422	AP Moller - Maersk A/S, Class B (Industrials)	1,412,503
286,838	Apple, Inc. (Information Technology)	90,884,620
15,630	Applied Materials, Inc. (Information Technology)	7,164,636
8,211	AppLovin Corp., Class A (Communication Services)*	2,562,325
10,838	Arch Capital Group Ltd. (Financials)*	1,062,883
25,054	Archer-Daniels-Midland Co. (Consumer Staples)	2,036,640
20,539	Arista Networks, Inc. (Information Technology)*	4,019,277
5,605	Astera Labs, Inc. (Information Technology)*	1,664,573
120,660	AT&T, Inc. (Communication Services)	3,123,887
6,531	Autodesk, Inc. (Information Technology)*	1,688,459
2,340	Automatic Data Processing, Inc. (Industrials)	669,614
473	AutoZone, Inc. (Consumer Discretionary)*	1,414,857
18,443	Baker Hughes Co. (Energy)	1,172,053
126,823	Bank of America Corp. (Financials)	7,855,417
16,668	Bank of New York Mellon Corp. (The) (Financials)	2,688,215

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
3,460	Becton Dickinson & Co. (Health Care)	$650,861
25,242	Berkshire Hathaway, Inc., Class B (Financials)*	12,722,725
5,140	Biogen, Inc. (Health Care)*	1,113,581
1,846	Blackrock, Inc. (Financials)	2,133,256
13,616	Blackstone, Inc. (Financials)	1,950,356
7,773	Bloom Energy Corp., Class A (Industrials)*	1,603,570
8,473	Boeing Co. (The) (Industrials)*	1,760,520
22,497	Booking Holdings, Inc. (Consumer Discretionary)	4,478,928
21,037	Boston Scientific Corp. (Health Care)*	1,016,087
349,027	BP PLC (Energy)	2,434,671
32,377	Bristol-Myers Squibb Co. (Health Care)	2,163,107
91,020	Broadcom, Inc. (Information Technology)	33,708,347
23,350	Brookfield Asset Management Ltd., Class A (Financials)(a)	1,201,945
4,174	Cadence Design Systems, Inc. (Information Technology)*	1,414,068
5,731	Capital One Financial Corp. (Financials)	1,229,357
6,755	Cardinal Health, Inc. (Health Care)	1,584,858
28,383	Carnival Corp. Ltd. (Consumer Discretionary)	678,070
10,670	Carvana Co. (Consumer Discretionary)*	783,818
8,680	Caterpillar, Inc. (Industrials)	6,922,040
3,992	CBRE Group, Inc., Class A (Real Estate)*	582,074
3,248	Cencora, Inc. (Health Care)	1,051,053
25,715	Centene Corp. (Health Care)*	1,654,503
9,648	CenterPoint Energy, Inc. (Utilities)	382,061
30,314	Charles Schwab Corp. (The) (Financials)	3,329,083
8,345	Charter Communications, Inc., Class A (Communication Services)*	1,272,112
2,688	Cheniere Energy, Inc. (Energy)	784,063
33,808	Chevron Corp. (Energy)	6,969,181
15,774	Chipotle Mexican Grill, Inc. (Consumer Discretionary)*	599,885
7,117	Chubb Ltd. (Financials)	2,409,816
2,881	Ciena Corp. (Information Technology)*	1,102,847
6,552	Cigna Group (The) (Health Care)	1,808,876
4,842	Cincinnati Financial Corp. (Financials)	822,656
9,282	Cintas Corp. (Industrials)	1,873,015
79,494	Cisco Systems, Inc. (Information Technology)	8,783,292
39,949	Citigroup, Inc. (Financials)	5,258,087

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
17,733	Citizens Financial Group, Inc. (Financials)	$1,221,272
5,256	Cloudflare, Inc., Class A (Information Technology)*	1,603,658
4,974	CME Group, Inc. (Financials)	1,420,077
78,168	Coca-Cola Co. (The) (Consumer Staples)	6,931,157
32,517	Cognizant Technology Solutions Corp., Class A (Information Technology)	2,099,948
3,805	Coherent Corp. (Information Technology)*	1,057,143
30,486	Colgate-Palmolive Co. (Consumer Staples)	2,738,253
54,643	Comcast Corp., Class A (Communication Services)	1,454,597
781	Comfort Systems USA, Inc. (Industrials)	1,207,129
17,434	ConocoPhillips (Energy)	2,309,831
2,846	Constellation Energy Corp. (Utilities)	781,995
16,143	Corning, Inc. (Information Technology)	2,400,948
1,196	Corpay, Inc. (Financials)*	483,543
10,367	Corteva, Inc. (Materials)	877,359
8,879	Costco Wholesale Corp. (Consumer Staples)	8,380,799
8,829	CRH PLC (Materials)	832,486
16,420	Crowdstrike Holdings, Inc., Class A (Information Technology)*	3,793,020
28,243	CSX Corp. (Industrials)	1,426,554
3,776	Cummins, Inc. (Industrials)	2,131,174
32,379	CVS Health Corp. (Health Care)	3,040,712
5,427	D.R. Horton, Inc. (Consumer Discretionary)	784,527
6,724	Danaher Corp. (Health Care)	1,435,977
4,660	Datadog, Inc., Class A (Information Technology)*	1,104,606
2,989	Deere & Co. (Industrials)	1,957,526
5,328	Dell Technologies, Inc., Class C (Information Technology)	2,429,621
16,351	Delta Air Lines, Inc. (Industrials)	1,275,378
36,448	Devon Energy Corp. (Energy)	1,768,093
15,096	Dexcom, Inc. (Health Care)*	1,374,642
3,502	Diamondback Energy, Inc. (Energy)	702,081
8,438	Dollar General Corp. (Consumer Staples)	1,069,517
17,036	Dollar Tree, Inc. (Consumer Staples)*	2,156,587
3,191	DoorDash, Inc., Class A (Consumer Discretionary)*	739,482
6,778	Duke Energy Corp. (Utilities)	812,750
5,487	Eaton Corp. PLC (Industrials)	2,205,116

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
17,509	eBay, Inc. (Consumer Discretionary)	$1,813,232
3,366	Ecolab, Inc. (Materials)	953,251
7,736	Edwards Lifesciences Corp. (Health Care)*	702,042
7,062	Elevance Health, Inc. (Health Care)	2,772,117
17,537	Eli Lilly & Co. (Health Care)	20,285,574
6,960	Emerson Electric Co. (Industrials)	1,060,982
8,144	Entergy Corp. (Utilities)	865,789
10,128	EOG Resources, Inc. (Energy)	1,468,155
1,096	Equinix, Inc. REIT (Real Estate)	1,147,205
18,297	Estee Lauder Cos., Inc. (The), Class A (Consumer Staples)	1,871,783
3,004	Everest Group Ltd. (Financials)	1,125,449
7,819	Exelon Corp. (Utilities)	341,847
6,794	Expedia Group, Inc. (Consumer Discretionary)	2,154,513
77,894	ExxonMobil Holdings Corp. (Energy)	12,537,039
2,007	Fair Isaac Corp. (Information Technology)*	2,302,450
55,352	Fastenal Co. (Industrials)	2,729,407
5,924	FedEx Corp. (Industrials)	1,939,518
3,000	Fedex Freight Holding Co., Inc. (Industrials)*	401,220
6,122	Ferguson Enterprises, Inc. (Industrials)	1,374,450
26,490	Fidelity National Information Services, Inc. (Financials)	1,079,997
15,038	Fifth Third Bancorp (Financials)	808,593
16,011	Fiserv, Inc. (Financials)*	853,546
113,995	Ford Motor Co. (Consumer Discretionary)	1,589,090
20,058	Fortinet, Inc. (Information Technology)*	3,428,514
6,748	Fortive Corp. (Industrials)	397,052
13,767	Fox Corp., Class A (Communication Services)	927,207
13,625	Fox Corp., Class B (Communication Services)	820,498
21,145	Freeport-McMoRan, Inc. (Materials)	1,601,522
1,632	Garmin Ltd. (Consumer Discretionary)	463,668
5,319	GE Vernova, Inc. (Industrials)	4,779,281
3,664	General Dynamics Corp. (Industrials)	1,360,626
19,321	General Electric Co. (Industrials)	6,486,253
17,126	General Motors Co. (Consumer Discretionary)	1,478,316
25,810	Gilead Sciences, Inc. (Health Care)	3,777,035
23,871	Halliburton Co. (Energy)	879,646

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACTIVEBETA® WORLD EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
8,773	Hartford Insurance Group, Inc. (The) (Financials)	$1,205,235
2,631	HCA Healthcare, Inc. (Health Care)	1,090,418
26,202	Hewlett Packard Enterprise Co. (Information Technology)	1,368,792
2,429	Hilton Worldwide Holdings, Inc. (Consumer Discretionary)	768,244
19,897	Home Depot, Inc. (The) (Consumer Discretionary)	6,522,834
2,814	Honeywell International, Inc. (Industrials)	600,873
6,764	Howmet Aerospace, Inc. (Industrials)	1,656,842
22,630	HP, Inc. (Information Technology)	679,353
4,476	Humana, Inc. (Health Care)	1,715,338
40,889	Huntington Bancshares, Inc. (Financials)	682,233
9,252	ICON PLC (Health Care)*	1,526,488
3,721	IDEXX Laboratories, Inc. (Health Care)*	2,071,444
3,279	Illinois Tool Works, Inc. (Industrials)	902,938
85,136	Intel Corp. (Information Technology)*	7,620,523
7,697	Interactive Brokers Group, Inc., Class A (Financials)	748,841
4,046	Intercontinental Exchange, Inc. (Financials)	650,192
17,102	International Business Machines Corp. (Information Technology)	3,999,645
3,542	Intuit, Inc. (Information Technology)	1,272,641
4,873	Intuitive Surgical, Inc. (Health Care)*	1,836,439
2,906	IQVIA Holdings, Inc. (Health Care)*	759,018
9,180	Johnson Controls International PLC (Industrials)	1,269,043
47,986	Johnson & Johnson (Health Care)	12,757,078
52,771	JPMorgan Chase & Co. (Financials)	18,787,531
61,935	KeyCorp (Financials)	1,338,415
3,733	Keysight Technologies, Inc. (Information Technology)*	1,204,639
29,970	Kinder Morgan, Inc. (Energy)	966,233
32,707	KLA Corp. (Information Technology)	5,738,443
35,606	Kraft Heinz Co. (The) (Consumer Staples)	914,006
34,153	Kroger Co. (The) (Consumer Staples)	1,965,164
2,299	L3Harris Technologies, Inc. (Industrials)	612,109
29,010	Lam Research Corp. (Information Technology)	8,746,225

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
6,612	Linde PLC (Materials)	$3,237,103
4,148	Lockheed Martin Corp. (Industrials)	2,327,982
10,073	Loews Corp. (Financials)	1,090,805
13,163	Lowe’s Cos., Inc. (Consumer Discretionary)	2,694,466
1,412	Lumentum Holdings, Inc. (Information Technology)*	1,291,641
3,842	M&T Bank Corp. (Financials)	898,797
7,339	Marathon Petroleum Corp. (Energy)	2,739,796
296	Markel Group, Inc. (Financials)*	533,661
3,709	Marriott International, Inc., Class A (Consumer Discretionary)	1,267,588
6,418	Marsh & McLennan Cos., Inc. (Financials)	1,218,136
16,299	Marvell Technology, Inc. (Information Technology)	3,449,846
16,918	Mastercard, Inc., Class A (Financials)	9,969,947
9,297	McDonald’s Corp. (Consumer Discretionary)	2,450,131
1,576	McKesson Corp. (Health Care)	1,395,264
18,246	Medtronic PLC (Health Care)	1,654,000
45,651	Merck & Co., Inc. (Health Care)	6,745,392
43,462	Meta Platforms, Inc., Class A (Communication Services)	24,875,041
7,966	MetLife, Inc. (Financials)	758,124
1,269	Mettler-Toledo International, Inc. (Health Care)*	1,783,123
24,160	Micron Technology, Inc. (Information Technology)	23,162,917
142,488	Microsoft Corp. (Information Technology)	72,282,738
15,646	Monday.com Ltd. (Information Technology)*	1,582,436
5,827	MongoDB, Inc. (Information Technology)*	2,641,787
794	Monolithic Power Systems, Inc. (Information Technology)	1,006,609
47,010	Monster Beverage Corp. (Consumer Staples)*	2,158,699
4,461	Moody’s Corp. (Financials)	2,251,199
24,548	Morgan Stanley (Financials)	5,236,579
1,786	Motorola Solutions, Inc. (Information Technology)	866,746
9,523	NetApp, Inc. (Information Technology)	1,764,517
74,986	Netflix, Inc. (Communication Services)*	6,077,615
26,650	Newmont Corp. (Materials)	3,359,499
26,155	NextEra Energy, Inc. (Utilities)	2,153,603
25,676	NIKE, Inc., Class B (Consumer Discretionary)	1,002,905
2,267	Norfolk Southern Corp. (Industrials)	777,105

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
5,369	Northern Trust Corp. (Financials)	$996,272
1,630	Northrop Grumman Corp. (Industrials)	879,711
37,846	Novartis AG (Health Care)	5,773,746
5,309	Nucor Corp. (Materials)	1,325,339
470,890	NVIDIA Corp. (Information Technology)	103,963,094
21,616	Occidental Petroleum Corp. (Energy)	1,300,851
12,273	ON Semiconductor Corp. (Information Technology)*	909,307
6,735	ONEOK, Inc. (Energy)	646,627
24,298	Oracle Corp. (Information Technology)	3,623,318
22,650	O’Reilly Automotive, Inc. (Consumer Discretionary)*	2,011,320
6,956	Otis Worldwide Corp. (Industrials)	494,780
6,409	PACCAR, Inc. (Industrials)	795,549
41,394	Palantir Technologies, Inc., Class A (Information Technology)*	7,715,014
15,221	Palo Alto Networks, Inc. (Information Technology)*	5,816,401
1,915	Parker-Hannifin Corp. (Industrials)	1,875,628
14,237	PayPal Holdings, Inc. (Financials)	749,792
29,387	PepsiCo, Inc. (Consumer Staples)	4,124,172
79,012	Pfizer, Inc. (Health Care)	2,248,682
27,466	Philip Morris International, Inc. (Consumer Staples)	5,144,382
5,531	Phillips 66 (Energy)	1,363,834
6,012	PNC Financial Services Group, Inc. (The) (Financials)	1,440,656
7,734	Principal Financial Group, Inc. (Financials)	851,977
40,533	Procter & Gamble Co. (The) (Consumer Staples)	5,882,149
12,866	Progressive Corp. (The) (Financials)	2,805,817
8,161	Prologis, Inc. REIT (Real Estate)	1,141,887
11,117	Prudential Financial, Inc. (Financials)	1,307,359
5,253	PulteGroup, Inc. (Consumer Discretionary)	663,559
21,906	QUALCOMM, Inc. (Information Technology)	3,734,535
2,597	Quanta Services, Inc. (Industrials)	1,576,613
1,843	Quest Diagnostics, Inc. (Health Care)	442,873
10,723	Realty Income Corp. REIT (Real Estate)	657,105

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
12,592	Reddit, Inc., Class A (Communication Services)*	$1,861,224
2,390	Regeneron Pharmaceuticals, Inc. (Health Care)	1,909,801
26,181	Regions Financial Corp. (Financials)	782,288
2,630	ResMed, Inc. (Health Care)	631,463
12,722	Robinhood Markets, Inc., Class A (Financials)*	1,333,393
10,233	ROBLOX Corp., Class A (Communication Services)*	422,521
2,966	Roche Holding AG (Health Care)	1,323,035
14,260	Roche Holding AG (Health Care)	6,226,781
1,759	Rockwell Automation, Inc. (Industrials)	746,572
30,033	Rollins, Inc. (Industrials)	1,083,290
1,392	Roper Technologies, Inc. (Information Technology)	591,099
9,520	Ross Stores, Inc. (Consumer Discretionary)	2,175,701
1,558	Royal Caribbean Cruises Ltd. (Consumer Discretionary)	418,697
11,725	Royalty Pharma PLC, Class A (Health Care)	720,032
24,314	RTX Corp. (Industrials)	5,050,747
3,489	S&P Global, Inc. (Financials)	1,520,646
13,389	Salesforce, Inc. (Information Technology)	3,448,203
3,022	Sandisk Corp. (Information Technology)*	4,734,567
9,254	Sanofi SA (Health Care)	825,666
6,330	Schneider Electric SE (Industrials)	2,166,174
7,128	Seagate Technology Holdings PLC (Information Technology)	5,904,693
5,020	Sempra (Utilities)	410,134
13,974	ServiceNow, Inc. (Information Technology)*	2,068,012
91,075	Shell PLC (Energy)	4,129,774
2,898	Sherwin-Williams Co. (The) (Materials)	981,871
3,598	Simon Property Group, Inc. REIT (Real Estate)	763,927
17,730	SLB Ltd. (Energy)	1,065,573
4,112	Snowflake, Inc. (Information Technology)*	1,362,840
10,937	Southern Co. (The) (Utilities)	962,456
2,062	Spotify Technology SA (Communication Services)*	1,120,944
7,434	Starbucks Corp. (Consumer Discretionary)	789,863
9,399	State Street Corp. (Financials)	1,798,781
4,798	Stryker Corp. (Health Care)	1,553,592
5,032	Swiss Re AG (Financials)	875,361
16,832	Synchrony Financial (Financials)	1,297,411

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACTIVEBETA® WORLD EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
2,181	Synopsys, Inc. (Information Technology)*	$958,746
25,717	Sysco Corp. (Consumer Staples)	2,085,134
6,049	T. Rowe Price Group, Inc. (Financials)	673,133
4,422	Take-Two Interactive Software, Inc. (Communication Services)*	971,513
4,554	Targa Resources Corp. (Energy)	1,337,282
15,288	Target Corp. (Consumer Staples)	2,459,533
19,030	Tenaris SA (Energy)	528,979
9,476	Teradyne, Inc. (Information Technology)	3,314,989
58,471	Tesla, Inc. (Consumer Discretionary)*	21,514,404
17,223	Texas Instruments, Inc. (Information Technology)	4,493,653
5,354	Thermo Fisher Scientific, Inc. (Health Care)	3,303,953
29,730	TJX Cos., Inc. (The) (Consumer Discretionary)	3,981,144
5,435	T-Mobile US, Inc. (Communication Services)	980,691
3,542	Trane Technologies PLC (Industrials)	1,574,065
348	TransDigm Group, Inc. (Industrials)	407,766
6,237	Travelers Cos., Inc. (The) (Financials)	2,282,305
26,005	Truist Financial Corp. (Financials)	1,289,328
9,070	Tyson Foods, Inc., Class A (Consumer Staples)	500,120
29,666	Uber Technologies, Inc. (Industrials)*	2,244,233
1,634	Ubiquiti, Inc. (Information Technology)(a)	964,093
4,208	Ulta Beauty, Inc. (Consumer Discretionary)*	2,260,117
6,240	Union Pacific Corp. (Industrials)	1,876,181
10,985	United Airlines Holdings, Inc. (Industrials)*	1,186,270
19,240	United Parcel Service, Inc., Class B (Industrials)	2,005,385
736	United Rentals, Inc. (Industrials)	763,968
19,661	UnitedHealth Group, Inc. (Health Care)	7,656,190
27,403	US Bancorp (Financials)	1,687,477
8,160	Valero Energy Corp. (Energy)	2,928,787
12,645	Ventas, Inc. REIT (Real Estate)	1,152,845
7,480	VeriSign, Inc. (Information Technology)	2,156,334
74,854	Verizon Communications, Inc. (Communication Services)	3,744,197
4,254	Vertex Pharmaceuticals, Inc. (Health Care)*	2,316,388

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
6,999	Vertiv Holdings Co., Class A (Industrials)	$1,810,781
34,884	Visa, Inc., Class A (Financials)	13,233,943
3,933	Vistra Corp. (Utilities)	540,276
5,729	W R Berkley Corp. (Financials)	387,051
2,282	W.W. Grainger, Inc. (Industrials)	2,988,256
97,172	Walmart, Inc. (Consumer Staples)	10,190,428
24,476	Walt Disney Co. (The) (Communication Services)	2,632,394
58,672	Warner Bros Discovery, Inc. (Communication Services)*	1,673,912
3,117	Waste Management, Inc. (Industrials)	682,374
61,553	Wells Fargo & Co. (Financials)	5,317,564
10,117	Welltower, Inc. REIT (Real Estate)	2,390,040
8,663	Western Digital Corp. (Information Technology)	3,903,115
16,077	Williams Cos., Inc. (The) (Energy)	1,206,579
3,121	Workday, Inc., Class A (Information Technology)*	616,241
9,806	Yum! Brands, Inc. (Consumer Discretionary)	1,503,358
8,288	Zoetis, Inc. (Health Care)	639,005
4,089	Zoom Communications, Inc. (Information Technology)*	395,325

		1,248,396,813

TOTAL COMMON STOCKS (Cost $1,454,623,517)		1,790,888,735

Shares	Dividend Rate	Value

Investment Company – 0.2%(c)
Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Shares
2,991,216	3.574%(d)	2,991,216
(Cost $2,991,216)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $1,457,614,733)		1,793,879,951

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD EQUITY ETF

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.7%(c)
Goldman Sachs Financial Square Government Fund - Institutional Shares
12,068,891	3.585%(d)	$12,068,891
(Cost $12,068,891)

TOTAL INVESTMENTS – 100.5% (Cost $1,469,683,624)		$1,805,948,842

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(8,984,327)

NET ASSETS – 100.0%		$1,796,964,515

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Represents an affiliated issuer.
(d)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Information Technology	30.9%
Financials	16.5
Industrials	10.1
Consumer Discretionary	9.9
Health Care	9.6
Communication Services	8.0
Consumer Staples	5.9
Energy	4.0
Materials	2.6
Utilities	1.1
Real Estate	0.5
Investment Company	0.2
Securities Lending Reinvestment Vehicle	0.7

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
MSCI EAFE E-Mini Index	2	09/18/26	$322,880	$(4,369)
S&P 500 E-Mini Index	8	09/18/26	3,079,600	(47,116)

Total Futures Contracts				$(51,485)

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities August 31, 2026

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF

Assets:

Investments in unaffiliated issuers, at value (cost $992,500,133, $145,896,863, $4,144,814,017 and $68,739,983, respectively)(a)	$1,682,918,408	$176,898,146	$6,091,943,608	$98,775,029
Investments in affiliated issuers, at value (cost $102,397,538, $629,874, $13,368,483 and $127,572, respectively)	102,397,538	629,874	13,368,483	127,572
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	20,686,504	2,292,215	144,334,698	3,143,808
Foreign Currency, at value (cost $863,047, $73,674, $7,934,364 and $–, respectively)	974,799	75,327	8,115,493	—
Receivables:
Investments sold	97,546,591	12,398,505	607,267,565	5,400,028
Collateral on certain derivative contracts	4,258,333	28,349	732,286	3,034
Dividends	2,334,995	184,422	9,440,022	76,990
Foreign tax reclaims	188,801	89,584	4,532,878	—
Securities lending income	93,527	920	84,962	795
Reimbursement from investment adviser	35,682	—	—	—
Fund shares sold	—	556,078	28,487,005	—
Variation margin on futures contracts	—	12,498	183,610	420
Other assets	1,300,917	—	—	—

Total assets	1,912,736,095	193,165,918	6,908,490,610	107,527,676

Liabilities:

Variation margin on futures contracts	91,487	—	—	—
Payables:
Investments purchased	135,920,275	10,930,240	408,033,155	5,374,606
Payable upon return of securities loaned	20,686,504	2,292,215	144,334,698	3,143,808
Foreign capital gains taxes	3,928,406	—	—	—
Management fees	446,378	15,969	633,762	9,402
Fund shares redeemed	—	2,498,996	239,648,916	—
Foreign bank overdraft (cost $–, $–, $– and $66, respectively)	—	—	—	66
Accrued expenses	1,658,925	—	—	—

Total liabilities	162,731,975	15,737,420	792,650,531	8,527,882

Net Assets:

Paid-in capital	1,139,520,485	150,654,800	4,490,503,782	73,095,590
Total distributable earnings	610,483,635	26,773,698	1,625,336,297	25,904,204

NET ASSETS	$1,750,004,120	$177,428,498	$6,115,840,079	$98,999,794

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	34,100,000	3,550,000	127,600,000	1,800,000

Net asset value per share:	$51.32	$49.98	$47.93	$55.00

(a)

Includes loaned securities having a market value of $18,900,743, $2,169,068, $136,561,631 and $2,987,995 for ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF, respectively.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities (continued) August 31, 2026

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Equity ETF

Assets:

Investments in unaffiliated issuers, at value (cost $8,904,228,935, $833,577,749 and $1,454,623,517, respectively)(a)	$15,094,271,114	$1,063,731,866	$1,790,888,735
Investments in affiliated issuers, at value (cost $71,380,482, $14,967,707 and $2,991,216, respectively)	71,380,482	14,967,707	2,991,216
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	3,975,488	12,971,403	12,068,891
Foreign Currency, at value (cost $–, $– and $52,491, respectively)	—	—	52,542
Receivables:
Dividends	12,043,622	711,283	1,825,856
Collateral on certain derivative contracts	5,605,325	1,124,521	239,969
Securities lending income	1,135	30,044	5,266
Investments sold	—	144,638	5,561
Foreign tax reclaims	—	275	1,075,362

Total assets	15,187,277,166	1,093,681,737	1,809,153,398

Liabilities:

Variation margin on futures contracts	218,923	83,372	9,770
Payables:
Payable upon return of securities loaned	3,975,488	12,971,403	12,068,891
Management fees	554,541	88,959	110,222

Total liabilities	4,748,952	13,143,734	12,188,883

Net Assets:

Paid-in capital	10,435,295,558	940,244,040	1,503,319,665
Total distributable earnings	4,747,232,656	140,293,963	293,644,850

NET ASSETS	$15,182,528,214	$1,080,538,003	$1,796,964,515

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	103,802,500	12,050,000	27,440,000

Net asset value per share:	$146.26	$89.67	$65.49

(a)

Includes loaned securities having a market value of $3,841,831, $12,566,895 and $11,481,579 for ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF and ActiveBeta® World Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2026

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $3,786,224, $532,215, $19,513,703 and $163,808, respectively)	$31,360,497	$3,331,442	$146,717,876	$1,458,409

Dividends — affiliated issuers	843,926	20,963	469,552	5,816

Securities lending income, net of rebates received or paid to borrowers	438,090	24,468	1,467,856	12,091

Interest	—	—	24,655	—

Total Investment Income	32,642,513	3,376,873	148,679,939	1,476,316

Expenses:

Management fees	5,563,816	269,828	13,109,199	166,112

Custody, accounting and administrative services	1,282,341	—	—	—

Professional fees	272,383	—	—	—

Printing and mailing costs	139,255	—	—	—

Trustee fees	33,410	25,064	47,919	23,864

Registration fees	8,670	—	—	—

Other	4,890	—	—	—

Total expenses	7,304,765	294,892	13,157,118	189,976

Less — expense reductions	(2,103,281)	(1,036)	(22,958)	(285)

Net expenses	5,201,484	293,856	13,134,160	189,691

NET INVESTMENT INCOME	27,441,029	3,083,017	135,545,779	1,286,625

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including the effects of net foreign capital gains tax of $2,036,871, $–, $– and $–, respectively)	(14,111,491)	781,907	8,294,496	(1,144,180)

Futures contracts	1,210,471	145,745	4,719,242	130,671

In-kind redemptions	1,294,238	3,928,579	131,907,761	—

Foreign currency transactions	(807,489)	(32,278)	(1,192,721)	(46,862)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $(2,075,302), $–, $–and $–, respectively)	400,127,617	13,106,810	730,726,284	17,453,416

Foreign currency translations	52,116	(7,234)	(49,093)	1,544

Futures contracts	(657,495)	(3,472)	(229,481)	(1,377)

Net realized and unrealized gain	387,107,967	17,920,057	874,176,488	16,393,212

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$414,548,996	$21,003,074	$1,009,722,267	$17,679,837

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2026

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $5,774, $20,157 and $1,736,527, respectively)	$159,990,384	$9,728,785	$26,520,958

Dividends — affiliated issuers	932,401	276,027	152,378

Securities lending income, net of rebates received or paid to borrowers	61,964	267,436	144,076

Total Investment Income	160,984,749	10,272,248	26,817,412

Expenses:

Management fees	13,283,332	1,693,836	2,982,723

Trustee fees	94,877	28,249	31,708

Total expenses	13,378,209	1,722,085	3,014,431

Less — expense reductions	(44,370)	(13,561)	(8,010)

Net expenses	13,333,839	1,708,524	3,006,421

NET INVESTMENT INCOME	147,650,910	8,563,724	23,810,991

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(263,719,311)	(19,818,781)	4,470,786

In-kind redemptions	1,802,250,556	69,963,893	225,753,342

Futures contracts	6,070,164	1,580,218	533,219

Foreign currency transactions	—	(89)	(215,488)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	593,828,730	117,867,234	18,979,990

Foreign currency translations	—	—	(26,784)

Futures contracts	692,573	(558,245)	(183,675)

Net realized and unrealized gain	2,139,122,712	169,034,230	249,311,390

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,286,773,622	$177,597,954	$273,122,381

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets

	ActiveBeta® Emerging Markets Equity ETF		ActiveBeta® Europe Equity ETF

	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$27,441,029	$22,545,861	$3,083,017	$2,711,457

Net realized gain (loss)	(12,414,271)	21,643,415	4,823,953	20,071

Net change in unrealized gain	399,522,238	112,554,159	13,096,104	14,184,231

Net increase in net assets resulting from operations	414,548,996	156,743,435	21,003,074	16,915,759

Distributions to shareholders:

From distributable earnings	(27,500,340)	(22,003,213)	(3,341,327)	(2,581,711)

From share transactions:

Proceeds from sales of shares	330,160,935	45,930,496	60,378,395	56,343,369

Cost of shares redeemed	(26,332,868)	(64,544,215)	(9,797,790)	(3,534,596)

Net increase (decrease) in net assets resulting from share transactions	303,828,067	(18,613,719)	50,580,605	52,808,773

TOTAL INCREASE	690,876,723	116,126,503	68,242,352	67,142,821

Net Assets:

Beginning of year	$1,059,127,397	$943,000,894	$109,186,146	$42,043,325

End of year	$1,750,004,120	$1,059,127,397	$177,428,498	$109,186,146

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® International Equity ETF		ActiveBeta® Japan Equity ETF

	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$135,545,779	$109,040,067	$1,286,625	$682,761

Net realized gain (loss)	143,728,778	138,378,288	(1,060,371)	(567,842)

Net change in unrealized gain	730,447,710	348,070,326	17,453,583	7,680,608

Net increase in net assets resulting from operations	1,009,722,267	595,488,681	17,679,837	7,795,527

Distributions to shareholders:

From distributable earnings	(141,857,542)	(118,651,713)	(1,581,232)	(693,894)

From share transactions:

Proceeds from sales of shares	1,268,109,499	270,850,309	20,789,645	31,248,097

Cost of shares redeemed	(239,648,916)	(314,708,326)	–	–

Net increase (decrease) in net assets resulting from share transactions	1,028,460,583	(43,858,017)	20,789,645	31,248,097

TOTAL INCREASE	1,896,325,308	432,978,951	36,888,250	38,349,730

Net Assets:

Beginning of year	$4,219,514,771	$3,786,535,820	$62,111,544	$23,761,814

End of year	$6,115,840,079	$4,219,514,771	$98,999,794	$62,111,544

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® U.S. Large Cap Equity ETF		ActiveBeta® U.S. Small Cap Equity ETF

	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$ 147,650,910	$ 149,115,106	$ 8,563,724	$ 6,533,063
Net realized gain	1,544,601,409	1,012,145,116	51,725,241	2,181,986
Net change in unrealized gain	594,521,303	814,456,210	117,308,989	41,580,331

Net increase in net assets resulting from operations	2,286,773,622	1,975,716,432	177,597,954	50,295,380

Distributions to shareholders:

From distributable earnings	(149,133,834)	(151,104,370)	(9,643,418)	(7,159,099)

From share transactions:

Proceeds from sales of shares	2,230,358,502	1,819,423,315	395,223,439	120,867,951

Cost of shares redeemed	(3,382,832,895)	(2,167,839,667)	(114,018,162)	(47,489,190)

Net increase (decrease) in net assets resulting from share transactions	(1,152,474,393)	(348,416,352)	281,205,277	73,378,761

TOTAL INCREASE	985,165,395	1,476,195,710	449,159,813	116,515,042

Net Assets:

Beginning of year	$ 14,197,362,819	$ 12,721,167,109	$ 631,378,190	$ 514,863,148

End of year	$ 15,182,528,214	$ 14,197,362,819	$ 1,080,538,003	$ 631,378,190

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® World Equity ETF

	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$23,810,991	$21,787,034

Net realized gain	230,541,859	15,226,256

Net change in unrealized gain	18,769,531	127,495,553

Net increase in net assets resulting from operations	273,122,381	164,508,843

Distributions to shareholders:

From distributable earnings	(25,373,221)	(20,846,784)

From share transactions:

Proceeds from sales of shares	697,377,846	315,273,854

Cost of shares redeemed	(544,850,971)	(63,072,957)

Net increase in net assets resulting from share transactions	152,526,875	252,200,897

TOTAL INCREASE	400,276,035	395,862,956

Net Assets:

Beginning of year	$1,396,688,480	$1,000,825,524

End of year	$1,796,964,515	$1,396,688,480

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$38.30	$33.38	$29.61	$29.42	$39.33

Net investment income(a)	0.90	0.82	0.76	0.91	1.13

Net realized and unrealized gain (loss)	13.08	4.92	3.39	0.06	(9.55)

Total from investment operations	13.98	5.74	4.15	0.97	(8.42)

Distributions to shareholders from net investment income	(0.96)	(0.82)	(0.38)	(0.78)	(1.49)

Net asset value, end of year	$51.32	$38.30	$33.38	$29.61	$29.42

Market price, end of year	$51.22	$38.48	$33.26	$29.48	$29.03

Total Return at Net Asset Value(b)	37.09%	17.72%	14.16%	3.50%	(21.97)%

Net assets, end of year (in 000’s)	$1,750,004	$1,059,127	$943,001	$969,708	$1,025,208

Ratio of net expenses to average net assets	0.37%	0.45%	0.45%	0.45%	0.45%

Ratio of total expenses to average net assets	0.53%	0.59%	0.54%	0.52%	0.51%

Ratio of net investment income to average net assets	1.97%	2.40%	2.48%	3.15%	3.29%

Portfolio turnover rate(c)	35%	32%	28%	21%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Europe Equity ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$42.82	$38.22	$33.11	$27.47	$37.99

Net investment income(a)	1.22	1.23	0.87	1.16	1.01

Net realized and unrealized gain (loss)	7.29	4.42	5.10	5.50	(10.29)

Total from investment operations	8.51	5.65	5.97	6.66	(9.28)

Distributions to shareholders from net investment income	(1.35)	(1.05)	(0.86)	(1.02)	(1.24)

Net asset value, end of year	$49.98	$42.82	$38.22	$33.11	$27.47

Market price, end of year	$50.10	$42.82	$38.34	$33.05	$27.26

Total Return at Net Asset Value(b)	20.10%	15.00%	18.23%	24.40%	(24.81)%

Net assets, end of year (in 000’s)	$177,428	$109,186	$42,043	$11,587	$12,363

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.61%	3.16%	2.47%	3.74%	2.98%

Portfolio turnover rate(c)	28%	26%	28%	14%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® International Equity ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$40.69	$35.99	$31.20	$27.64	$35.76

Net investment income(a)	1.14	1.05	0.88	0.92	0.96

Net realized and unrealized gain (loss)	7.27	4.79	4.78	3.55	(8.07)

Total from investment operations	8.41	5.84	5.66	4.47	(7.11)

Distributions to shareholders from net investment income	(1.17)	(1.14)	(0.87)	(0.91)	(1.01)

Net asset value, end of year	$47.93	$40.69	$35.99	$31.20	$27.64

Market price, end of year	$47.87	$40.61	$35.95	$31.21	$27.52

Total Return at Net Asset Value(b)	21.00%	16.61%	18.44%	16.40%	(20.18)%

Net assets, end of year (in 000’s)	$6,115,840	$4,219,515	$3,786,536	$3,251,062	$2,720,037

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.58%	2.88%	2.70%	3.08%	2.97%

Portfolio turnover rate(c)	30%	22%	28%	14%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Japan Equity ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$44.37	$39.60	$34.18	$30.15	$37.91

Net investment income(a)	0.84	0.66	0.68	0.69	0.70

Net realized and unrealized gain (loss)	10.86	4.70	5.48	3.99	(7.75)

Total from investment operations	11.70	5.36	6.16	4.68	(7.05)

Distributions to shareholders from net investment income	(1.07)	(0.59)	(0.74)	(0.65)	(0.71)

Net asset value, end of year	$55.00	$44.37	$39.60	$34.18	$30.15

Market price, end of year	$54.82	$43.99	$39.77	$34.18	$29.78

Total Return at Net Asset Value(b)	26.70%	13.76%	18.29%	15.69%	(18.76)%

Net assets, end of year (in 000’s)	$99,000	$62,112	$23,762	$13,671	$12,059

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	1.69%	1.67%	1.86%	2.19%	2.03%

Portfolio turnover rate(c)	23%	23%	25%	17%	21%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$126.70	$110.95	$88.55	$78.36	$90.95

Net investment income(a)	1.34	1.31	1.27	1.23	1.17

Net realized and unrealized gain (loss)	19.56	15.77	22.42	10.21	(12.61)

Total from investment operations	20.90	17.08	23.69	11.44	(11.44)

Distributions to shareholders from net investment income	(1.34)	(1.33)	(1.29)	(1.25)	(1.15)

Net asset value, end of year	$146.26	$126.70	$110.95	$88.55	$78.36

Market price, end of year	$146.34	$126.77	$110.96	$88.57	$78.33

Total Return at Net Asset Value(b)	16.62%	15.51%	26.98%	14.83%	(12.70)%

Net assets, end of year (in 000’s)	$15,182,528	$14,197,363	$12,721,167	$11,410,473	$11,616,494

Ratio of net expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%

Ratio of net investment income to average net assets	0.99%	1.13%	1.31%	1.53%	1.36%

Portfolio turnover rate(c)	17%	19%	17%	11%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® U.S. Small Cap Equity ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023		2022

Per Share Operating Performance:

Net asset value, beginning of year	$74.28	$69.11	$58.88	$55.87		$64.97

Net investment income(a)	0.81	0.83	0.83	0.84	(b)	0.74	(c)

Net realized and unrealized gain (loss)	15.52	5.26	10.26	2.97		(9.07)

Total from investment operations	16.33	6.09	11.09	3.81		(8.33)

Distributions to shareholders from net investment income	(0.94)	(0.92)	(0.86)	(0.80)		(0.77)

Net asset value, end of year	$89.67	$74.28	$69.11	$58.88		$55.87

Market price, end of year	$89.72	$74.29	$69.13	$58.85		$55.92

Total Return at Net Asset Value(d)	22.17%	8.94%	19.00%	6.95%		(12.95)%

Net assets, end of year (in 000’s)	$1,080,538	$630,898	$514,863	$482,839		$483,270

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%		0.20%

Ratio of net investment income to average net assets	0.99%	1.21%	1.35%	1.49	%(b)	1.22	%(c)

Portfolio turnover rate(e)	36%	30%	24%	17%		20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.23 per share and 0.41% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.21 per share and 0.34% of average net assets.
(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® World Equity ETF

	For the Fiscal Year Ended August 31,				For the Period March 15, 2022*
	2026	2025	2024	2023	to August 31, 2022

Per Share Operating Performance:

Net asset value, beginning of period	$56.32	$50.29	$41.30	$37.97	$40.57

Net investment income(a)	0.90	0.98	0.90	0.87	0.47

Net realized and unrealized gain (loss)	9.24	5.98	8.98	3.30	(2.76)

Total from investment operations	10.14	6.96	9.88	4.17	(2.29)

Distributions to shareholders from net investment income	(0.97)	(0.93)	(0.89)	(0.84)	(0.31)

Net asset value, end of period	$65.49	$56.32	$50.29	$41.30	$37.97

Market price, end of period	$65.47	$56.40	$50.29	$41.34	$37.98

Total Return at Net Asset Value(b)	18.23%	14.02%	24.22%	11.15%	(5.65)%

Net assets, end of period (in 000’s)	$1,796,965	$1,396,688	$1,000,826	$722,754	$558,112

Ratio of net expenses to average net assets	0.19%	0.25%	0.25%	0.25%	0.25	%(c)

Ratio of net investment income to average net assets	1.51%	1.88%	2.02%	2.22%	2.54	%(c)

Portfolio turnover rate(d)	60%	22%	25%	31%	13%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements August 31, 2026

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	Diversified

Goldman Sachs ActiveBeta® Europe Equity ETF	Diversified

Goldman Sachs ActiveBeta® International Equity ETF	Diversified

Goldman Sachs ActiveBeta® Japan Equity ETF	Diversified

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	Diversified

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	Diversified

Goldman Sachs ActiveBeta® World Equity ETF (a)	Diversified

(a) Effective after the close of business on February 4, 2026, the Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF was renamed the Goldman Sachs ActiveBeta® World Equity ETF.

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser (“Investment Adviser”) to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), except for ActiveBeta® World Equity ETF, which is listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

87

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Notes to Financial Statements (continued) August 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

ActiveBeta® Emerging Markets Equity ETF	Annually	Annually

ActiveBeta® Europe Equity ETF	Semi-Annually	Annually

ActiveBeta® International Equity ETF	Quarterly	Annually

ActiveBeta® Japan Equity ETF	Semi-Annually	Annually

ActiveBeta® U.S. Large Cap Equity ETF	Quarterly	Annually

ActiveBeta® U.S. Small Cap Equity ETF	Quarterly	Annually

ActiveBeta® World Equity ETF	Quarterly	Annually

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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GOLDMAN SACHS ACTIVEBETA® ETFS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team within the Funds’ Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements.

G.  Income Tax Disclosure — The Funds adopted Financial Accounting Standards Board Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and

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Notes to Financial Statements (continued) August 31, 2026

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include ETFs and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s financial statements at SEC.gov.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2026:

ActiveBeta® Emerging Markets Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$55,235,319	$—	$—

Asia	1,401,278,409	37,676,564	0

Europe	53,138,534	—	0

North America	36,453,808	—	—

Oceania	5,865,723	—	—

South America	65,099,774	18,768,673	—

Exchange-Traded Fund	9,401,604	—	—

Investment Company	102,397,538	—	—

Securities Lending Reinvestment Vehicle	20,686,504	—	—

Total	$1,749,557,213	$56,445,237	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(657,495)	$—	$—

ActiveBeta® Europe Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$932,435	$—	$—

Asia	765,750	—	—

Europe	153,161,361	1,280,007	—

North America	18,438,701	—	—

Oceania	1,656,755	—	—

South America	663,137	—	—

Investment Company	629,874	—	—

Securities Lending Reinvestment Vehicle	2,292,215	—	—

Total	$178,540,228	$1,280,007	$—

Derivative Type

Liabilities

Futures Contracts(b)	(2,473)	—	—

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GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued) August 31, 2026

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ActiveBeta® International Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$17,736,226	$—	$—

Asia	1,621,590,691	—	—

Europe	3,060,567,601	23,829,484	—

North America	1,031,165,581	—	0

Oceania	317,114,640	—	—

South America	19,939,385	—	—

Investment Company	13,368,483	—	—

Securities Lending Reinvestment Vehicle	144,334,698	—	—

Total	$6,225,817,305	$23,829,484	$—

Derivative Type

Assets

Futures Contracts(b)	$78,191	$—	$—

ActiveBeta® Japan Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$98,775,029	$—	$—

Investment Company	127,572	—	—

Securities Lending Reinvestment Vehicle	3,143,808	—	—

Total	$102,046,409	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$4,195	$—	$—

ActiveBeta® U.S. Large Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,772,825	$—	$—

Europe	53,281,270	—	—

North America	15,038,217,019	—	—

Investment Company	71,380,482	—	—

Securities Lending Reinvestment Vehicle	3,975,488	—	—

Total	$15,169,627,084	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$692,573	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ActiveBeta® U.S. Small Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$1,507,760	$—	$—

Asia	3,666,740	—	—

Europe	13,205,281	—	—

North America	1,042,543,438	—	73,630

South America	2,735,017	—	—

Investment Company	14,967,707	—	—

Securities Lending Reinvestment Vehicle	12,971,403	—	—

Total	$1,091,597,346	$—	$73,630

Derivative Type

Liabilities

Futures Contracts(b)	$(156,543)	$—	$—

ActiveBeta® World Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$196,903,482	$—	$—

Europe	244,680,929	1,041,198	—

North America	1,305,064,632	—	—

Oceania	39,899,006	—	—

South America	3,299,488	—	—

Investment Company	2,991,216	—	—

Securities Lending Reinvestment Vehicle	12,068,891	—	—

Total	$1,804,907,644	$1,041,198	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(51,485)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country or continent noted in table.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2026. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

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Notes to Financial Statements (continued) August 31, 2026

4. INVESTMENTS IN DERIVATIVES (continued)

ActiveBeta® Emerging Markets Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(657,495)

ActiveBeta® Europe Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(2,473)

ActiveBeta® International Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$78,191	Variation margin on futures contracts	$—

ActiveBeta® Japan Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$4,195	Variation margin on futures contracts	$—

ActiveBeta® U.S. Large Cap Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$692,573	Variation margin on futures contracts	$—

ActiveBeta® U.S. Small Cap Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(156,543)

ActiveBeta® World Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(51,485)

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of August 31, 2026 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2026. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

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4. INVESTMENTS IN DERIVATIVES (continued)

ActiveBeta® Emerging Markets Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,210,471	$(657,495)

ActiveBeta® Europe Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	145,745	(3,472)

ActiveBeta® International Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	4,719,242	(229,481)

ActiveBeta® Japan Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	130,671	(1,377)

ActiveBeta® U.S. Large Cap Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	6,070,164	692,573

ActiveBeta® U.S. Small Cap Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,580,218	(558,245)

ActiveBeta® World Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	533,219	(183,675)

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Notes to Financial Statements (continued) August 31, 2026

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended August 31, 2026, the relevant values for each derivative type was as follows:

Fund	Average Number of Contracts(a)

ActiveBeta® Emerging Markets Equity ETF	322

ActiveBeta® Europe Equity ETF	12

ActiveBeta® International Equity ETF	126

ActiveBeta® Japan Equity ETF	23

ActiveBeta® U.S. Large Cap Equity ETF	61

ActiveBeta® U.S. Small Cap Equity ETF	49

ActiveBeta® World Equity ETF	13

(a)

Amounts disclosed represent average number of contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended August 31, 2026.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For each Fund except the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, the Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2026, contractual and effective net management fees with GSAM were at the following rates for each Fund:

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee

ActiveBeta® Europe Equity ETF	0.25%	0.25%

ActiveBeta® International Equity ETF	0.25%	0.25%

ActiveBeta® Japan Equity ETF	0.25%	0.25%

ActiveBeta® U.S. Large Cap Equity ETF	0.09%	0.09%

ActiveBeta® U.S. Small Cap Equity ETF	0.20%	0.20%

ActiveBeta® World Equity ETF	0.15%*	0.19%

* Effective February 4, 2026, the Unitary Management Fee was reduced to 0.15%. Prior to February 4, 2026, the rate was 0.25%.

Fund	Contractual Management Fee	Effective Net Management Fee

ActiveBeta® Emerging Markets Equity ETF	0.40%	0.35%

Effective December 29, 2025, GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.35% as an annual percentage rate of average daily net assets of the ActiveBeta® Emerging Markets Equity ETF. These arrangements will remain in effect through at least December 29, 2026 and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the year ended August 31, 2026, GSAM waived $508,286 of the Funds’ management fees for the ActiveBeta® Emerging Markets Equity ETF.

B. Management Fee Waiver — The ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF and ActiveBeta® World Equity ETF invest in Institutional Shares of the Goldman Sachs Financial Square Treasury Obligations Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended August 31, 2026, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

ActiveBeta® Emerging Markets Equity ETF	$ 41,237

ActiveBeta® Europe Equity ETF	1,036

ActiveBeta® International Equity ETF	22,958

ActiveBeta® Japan Equity ETF	285

ActiveBeta® U.S. Large Cap Equity ETF	44,370

ActiveBeta® U.S. Small Cap Equity ETF	13,561

ActiveBeta® World Equity ETF	8,010

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the ActiveBeta® Emerging Markets Equity ETF (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses

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Notes to Financial Statements (continued) August 31, 2026

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. Effective December 29, 2025, the Other Expense limitation as an annual percentage rate of average daily net assets for the ActiveBeta® Emerging Markets Equity ETF is 0.00%. Prior to December 29, 2025, the Other Expense limitation was 0.05%. This Other Expense limitation will remain in effect permanently and GSAM may not terminate the arrangement without the approval of the Trustees.

  For the fiscal year ended August 31, 2026, these expense reimbursements amounted to $1,553,758.

D. Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in The Goldman Sachs Financial Square Treasury Obligations Fund for the fiscal year ended August 31, 2026:

ActiveBeta® Emerging Markets Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$2,257,838	$358,286,498	$(258,146,798)	$102,397,538	102,397,538	$843,926

ActiveBeta® Europe Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	98,599	5,147,053	(4,615,778)	629,874	629,874	20,963

ActiveBeta® International Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	8,060,169	229,720,147	(224,411,833)	13,368,483	13,368,483	469,552

ActiveBeta® Japan Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	31,345	2,038,346	(1,942,119)	127,572	127,572	5,816

ActiveBeta® U.S. Large Cap Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	8,520,556	351,125,465	(288,265,539)	71,380,482	71,380,482	932,401

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GOLDMAN SACHS ACTIVEBETA® ETFS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

ActiveBeta® U.S. Small Cap Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$6,147,842	$62,896,537	$(54,076,672)	$14,967,707	14,967,707	$276,027

ActiveBeta® World Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Shares
	3,289,004	96,946,278	(97,244,066)	2,991,216	2,991,216	152,378

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

  Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

	Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	7,050,000	$330,160,935	1,350,000	$45,930,496

Shares redeemed	(600,000)	(26,332,868)	(1,950,000)	(64,544,215)

NET INCREASE (DECREASE) IN SHARES	6,450,000	$303,828,067	(600,000)	$(18,613,719)

	Goldman Sachs ActiveBeta® Europe Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,200,000	$60,378,395	1,550,000	$56,343,369

Shares redeemed	(200,000)	(9,797,790)	(100,000)	(3,534,596)

NET INCREASE IN SHARES	1,000,000	$50,580,605	1,450,000	$52,808,773

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GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued) August 31, 2026

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs ActiveBeta® International Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	28,900,000	$1,268,109,499	7,100,000	$270,850,309

Shares redeemed	(5,000,000)	(239,648,916)	(8,600,000)	(314,708,326)

NET INCREASE (DECREASE) IN SHARES	23,900,000	$1,028,460,583	(1,500,000)	$(43,858,017)

	Goldman Sachs ActiveBeta® Japan Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	400,000	$20,789,645	800,000	$31,248,097

Shares redeemed	—	—	—	—

NET INCREASE IN SHARES	400,000	$20,789,645	800,000	$31,248,097

	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	16,500,000	$2,230,358,502	15,600,000	$1,819,423,315

Shares redeemed	(24,750,000)	(3,382,832,895)	(18,200,000)	(2,167,839,667)

NET DECREASE IN SHARES	(8,250,000)	$(1,152,474,393)	(2,600,000)	$(348,416,352)

	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	4,850,000	$395,223,439	1,750,000	$120,867,951

Shares redeemed	(1,300,000)	(114,018,162)	(700,000)	(47,489,190)

NET INCREASE IN SHARES	3,550,000	$281,205,277	1,050,000	$73,378,761

	Goldman Sachs ActiveBeta® World Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	11,830,000	$697,377,846	6,100,000	$315,273,854

Shares redeemed	(9,190,000)	(544,850,971)	(1,200,000)	(63,072,957)

NET INCREASE IN SHARES	2,640,000	$152,526,875	4,900,000	$252,200,897

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GOLDMAN SACHS ACTIVEBETA® ETFS

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2026 were as follows:

Fund	Purchases	Sales

ActiveBeta® Emerging Markets Equity ETF	$674,893,937	$ 474,038,766

ActiveBeta® Europe Equity ETF	33,681,140	33,475,508

ActiveBeta® International Equity ETF	1,654,625,530	1,603,337,190

ActiveBeta® Japan Equity ETF	17,628,046	17,829,558

ActiveBeta® U.S. Large Cap Equity ETF	2,892,196,975	2,516,724,456

ActiveBeta® U.S. Small Cap Equity ETF	310,334,449	323,905,149

ActiveBeta® World Equity ETF	957,574,336	940,643,123

  The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2026 were as follows:

Fund	Purchases	Sales

ActiveBeta® Emerging Markets Equity ETF	$42,403,146	$ 3,359,691

ActiveBeta® Europe Equity ETF	59,771,084	9,769,239

ActiveBeta® International Equity ETF	1,212,014,980	237,558,847

ActiveBeta® Japan Equity ETF	20,764,448	—

ActiveBeta® U.S. Large Cap Equity ETF	1,781,823,763	3,370,283,447

ActiveBeta® U.S. Small Cap Equity ETF	394,957,901	106,644,396

ActiveBeta® World Equity ETF	676,699,929	542,171,479

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York (“BNY”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which it is traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

  The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

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Notes to Financial Statements (continued) August 31, 2026

8. SECURITIES LENDING (continued)

  In the event of a default by a borrower with respect to any loan, BNY may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNY is unable to purchase replacement securities, BNY will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2026, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

  Both the Funds and BNY received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2026 are reported under Securities lending income on the Statements of Operations.

  The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2026.

Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026

ActiveBeta® Emerging Markets Equity ETF	$9,440,420	$124,602,628	$(113,356,544)	$20,686,504

ActiveBeta® Europe Equity ETF	893,934	25,549,846	(24,151,563)	2,292,215

ActiveBeta® International Equity ETF	66,146,693	1,672,304,370	(1,594,116,365)	144,334,698

ActiveBeta® Japan Equity ETF	1,028,582	26,746,619	(24,631,393)	3,143,808

ActiveBeta® U.S. Large Cap Equity ETF	28,030,086	303,029,760	(327,084,358)	3,975,488

ActiveBeta® U.S. Small Cap Equity ETF	10,633,875	111,204,446	(108,866,918)	12,971,403

ActiveBeta® World Equity ETF	6,105,075	189,355,074	(183,391,258)	12,068,891

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2026 were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF

Distributions paid from:

Ordinary Income	$ 27,500,340	$ 3,341,327	$ 141,857,542	$ 1,581,232	$ 149,133,834

				ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Equity ETF

Distributions paid from:

Ordinary Income				$ 9,643,418	$ 25,373,221

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9. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2025 were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF

Distributions paid from:

Ordinary Income	$ 22,003,213	$ 2,581,711	$ 118,651,713	$ 693,894	$ 151,104,370

				ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Equity ETF

Distributions paid from:

Ordinary Income				$ 7,159,099	$ 20,846,784

As of the Funds’ most recent fiscal year ended August 31, 2026, components of accumulated earnings (losses) on a tax-basis were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF

Undistributed ordinary income — net	$27,843,512	$508,239	$27,097,131	$388,888	$34,805,490

Capital loss carryforwards:

Perpetual Short-Term	(61,041,877)	(1,752,441)	(170,181,096)	(1,457,952)	(621,244,506)

Perpetual Long-Term	(12,555,601)	(2,368,213)	(142,799,487)	(2,416,549)	(800,652,117)

Total capital loss carryforwards	(73,597,478)	(4,120,654)	(312,980,583)	(3,874,501)	(1,421,896,623)

Unrealized gains (losses) — net	656,237,601	30,386,113	1,911,219,749	29,389,817	6,134,323,789

Total accumulated earnings (losses) — net	$610,483,635	$26,773,698	$1,625,336,297	$25,904,204	$4,747,232,656

				ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Equity ETF

Undistributed ordinary income — net				$2,342,827	$4,096,863

Capital loss carryforwards:

Perpetual Short-Term				(29,533,218)	(27,281,851)

Perpetual Long-Term				(59,453,703)	(17,822,634)

Total capital loss carryforwards				(88,986,921)	(45,104,485)

Unrealized gains (losses) — net				226,938,057	334,652,472

Total accumulated earnings (losses) — net				$140,293,963	$293,644,850

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Notes to Financial Statements (continued) August 31, 2026

9. TAX INFORMATION (continued)

As of August 31, 2026, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF

Tax Cost	$1,144,940,676	$149,428,581	$4,338,733,682	$72,661,552

Gross unrealized gain	740,207,624	34,052,738	1,977,137,781	30,490,346

Gross unrealized loss	(83,970,023)	(3,666,625)	(65,918,032)	(1,100,529)

Net unrealized gain (loss)	$656,237,601	$30,386,113	$1,911,219,749	$29,389,817

		ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Equity ETF

Tax Cost		$9,035,995,868	$864,576,376	$1,471,248,901

Gross unrealized gain		6,369,723,086	285,376,034	373,508,537

Gross unrealized loss		(235,399,297)	(58,437,977)	(38,856,065)

Net unrealized gain (loss)		$6,134,323,789	$226,938,057	$334,652,472

  The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, and differences in the tax treatment of passive foreign investment company investments and underlying fund investments.

  In order to present components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded for the Funds’ accounts. These reclassifications have no impact on the net asset value of the funds and primarily result from redemption of in-kind transactions.

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	$1,221,828	$(1,221,828)

Goldman Sachs ActiveBeta® Europe Equity ETF	3,878,299	(3,878,299)

Goldman Sachs ActiveBeta® International Equity ETF	131,517,050	(131,517,050)

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	1,799,480,851	(1,799,480,851)

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	69,560,867	(69,560,867)

Goldman Sachs ActiveBeta® World Equity ETF	225,004,501	(225,004,501)

  GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a reference index if applicable), including fundamental information that may be based on assumptions and estimates. Neither a Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Foreign Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Geographic and Sector Risk — If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s index (an “Index”) in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When an Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Provider may utilize

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Notes to Financial Statements (continued) August 31, 2026

10. OTHER RISKS (continued)

third party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Industry Concentration Risk — In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that an Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the applicable Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If an Index is not concentrated in a particular industry or group of industries, the applicable Fund will not concentrate in a particular industry or group of industries.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. A Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in a Fund and hold its investment solely to facilitate commencement of a Fund or to facilitate a Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of a Fund would be maintained at such levels or that a Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on a Fund, including on a Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe or NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Stock Risk — Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

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10. OTHER RISKS (continued)

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. OTHER MATTERS

In September 2026, the Financial Accounting Standards Board issued Accounting Standards Update 2026-03, Fair Value Measurement (Topic 820)- Investment Companies with Equity Securities Subject to Contractual Sale Restrictions (“ASU 2026-03”). The standard requires investment companies to consider contractual sale restrictions when measuring the fair value of in-scope equity securities and requires enhanced disclosures regarding such restrictions, including the amount of any discount attributable to the restriction. ASU 2026-03 is effective for annual reporting periods beginning after December 15, 2027, and interim reporting periods within those annual reporting periods, with early adoption permitted. Management is currently evaluating the impact of, and determining when the Funds will adopt, the new requirement.

13. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs ActiveBeta Emerging Markets Equity ETF, Goldman Sachs ActiveBeta Europe Equity ETF, Goldman Sachs ActiveBeta International Equity ETF, Goldman Sachs ActiveBeta Japan Equity ETF, Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF and Goldman Sachs ActiveBeta World Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs ActiveBeta Emerging Markets Equity ETF, Goldman Sachs ActiveBeta Europe Equity ETF, Goldman Sachs ActiveBeta International Equity ETF, Goldman Sachs ActiveBeta Japan Equity ETF, Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta U.S. Small Cap Equity ETF and Goldman Sachs ActiveBeta World Equity ETF (seven of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2026, the related statements of operations for the year ended August 31, 2026, the statements of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2026, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2026 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2026

We have served as the auditor of one or more investment companies in Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs

Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF and Goldman Sachs ActiveBeta® World Equity ETF (formerly, Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF) (Unaudited)

Background

The Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF and Goldman Sachs ActiveBeta® World Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

 The Management Agreement was most recently approved for continuation until June 30, 2027 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-17, 2026 (the “Annual Meeting”).

 The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a) the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i) the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;

(ii) the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii) trends in employee headcount;

(iv) the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and

(v) the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;

(b) information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) its underlying index and (with the exception of the ActiveBeta® World Equity ETF) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c) the terms of the Management Agreement entered into by the Trust on behalf of the Fund;

(d) fee and expense information for the Fund, including:

(i) the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and

(ii) with respect to the ActiveBeta® U.S. Large Cap Equity ETF and the ActiveBeta® International Equity ETF, comparative information on the advisory fees charged and services provided to other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) managed by the Investment Adviser having investment objectives and policies similar to those of the Fund;

(e) with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f) information relating to the profitability of the Management Agreement to the Investment Adviser;

(g) whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

(h) a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;

(i) a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

(j) information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(k) portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

(l) the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(m) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics, as well as the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. In particular, they noted that the Funds are passively-managed ETFs that seek to track proprietary indices created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and/or ratings compiled by the Outside Data Provider as of December 31, 2025, and updated information prepared by the Investment Adviser regarding the Funds’ category rankings using the peer group identified by the Outside Data Provider as of March 31, 2026. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

existence for those periods. As part of this review, they reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s performance to that of its respective proprietary index and to a comparable market capitalization-weighted reference index and (with the exception of the ActiveBeta® World Equity ETF) a composite of accounts with comparable investment strategies managed by the Investment Adviser. The Trustees observed that each Fund’s investment performance was consistent with the investment objective of tracking its respective proprietary index.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. With respect to the ActiveBeta® U.S. Large Cap Equity ETF and the ActiveBeta® International Equity ETF, the Trustees also considered comparative fee information for services provided by the Investment Adviser to accounts having investment objectives and policies similar to those of the Funds, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to such account which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive. They noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund. The Trustees also considered that no license fees would be payable to the Investment Adviser by the Funds for use of the indices created by the Investment Adviser.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2025 and 2024, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

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Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2027.

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Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) is an investment portfolio of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2027 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-17, 2026 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;

(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) its underlying index and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)

comparative information on the advisory fees charged and services provided to other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) managed by the Investment Adviser having investment objectives and policies similar to those of the Fund;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to implement fee waivers and an expense limitation;
(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(h)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

(k)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics, as well as the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Fund. In particular, they noted that the Fund is a passively-managed ETF that seeks to track a proprietary index created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Fund. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2025, and updated information prepared by the Investment Adviser regarding the Fund’s category rankings using the peer group identified by the Outside Data Provider as of March 31, 2026. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. As part of this review, they reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of its proprietary index, a comparable market capitalization-weighted reference index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser. The Trustees observed that the Fund’s investment performance was consistent with the investment objective of tracking its proprietary index.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided

The Trustees considered the contractual terms of the Management Agreement and the fee rate payable by the Fund. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and non-advisory services that were directed to the needs and operations of the Fund as an ETF.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and expense ratio to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and an expense limitation. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund. The Trustees also considered comparative fee information for services provided by the Investment Adviser to accounts having investment objectives and policies similar to those of the Fund, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to such account which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund. In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level pursuant to the permanent expense limitation agreement in place and reviewed the Fund’s total operating expense ratio (both gross and net of fee waivers and expense limitations). They considered that no license fees would be payable to the Investment Adviser by the Fund for use of the index created by the Investment Adviser.

Profitability

 The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules with respect to the Fund for various functions, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2025 and 2024, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

 The Trustees noted that the Fund, similar to many other ETFs, does not have management fee breakpoints. They considered information previously provided regarding the Fund’s fee structure, the amount of assets in the Fund, the Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, information comparing the contractual management fee rate charged by other advisers to other funds in the peer group, and the Investment Adviser’s undertakings to waive certain fees and to limit certain expenses of the Fund that exceed a specified level. The Trustees recognized that if the assets of the Fund increase over time, the Fund and its shareholders could realize economies of scale as certain Fund expenses, such as certain fixed fees, become a smaller percentage of overall assets. They further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining the Fund’s management fee rate.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Fund’s securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2027.

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Goldman Sachs ActiveBeta ETFs - Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2026, the total amount of income received by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF and ActiveBeta Japan Equity ETF from sources within foreign countries and possessions of the United States was $0.8861, $1.0449, $0.8956, and $0.4987 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF and ActiveBeta Japan Equity ETF was 89.07%, 74.60%, 75.43% and 72.37%, respectively. The total amount of taxes paid by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF and ActiveBeta Japan Equity ETF to foreign countries was $0.2230, $0.1515, $0.0959, and $0.0637 per share, respectively.

For the fiscal year ended August 31, 2026, 63.14%, 78.74%, 74.46%, 90.00%, 100%, 30.28%, and 97.07% of the dividends paid from net investment company taxable income by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF, ActiveBeta Japan Equity ETF, ActiveBeta U.S. Large Cap Equity ETF, ActiveBeta U.S. Small Cap Equity ETF, and ActiveBeta World Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2026, 0.19%, 0.04%, 0.02%, 93.95%, 70.82%, and 48.34% of the dividends paid from net investment company taxable income by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF, ActiveBeta U.S. Large Cap Equity ETF, ActiveBeta U.S. Small Cap Equity ETF, and ActiveBeta World Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2026, 4.39% and 0.31% of the dividends paid from net investment company taxable income by the ActiveBeta U.S. Small Cap Equity ETF and ActiveBeta World Equity ETF, respectively, qualify as section 199A dividends.

119

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Brian J. Wildman OFFICERS James A. McNamara, President and Principal Executive Officer Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary THE BANK OF NEW YORK Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 © 2026 Goldman Sachs. All rights reserved. ACTBETAAR-2

Goldman Sachs Funds Annual Financial Statements August 31, 2026 Goldman Sachs Equity ETFs Goldman Sachs Data Enhanced International Equity ETF (GIEQ) Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (GSEW) Goldman Sachs Hedge Industry VIP ETF (GVIP) Goldman Sachs India Equity ETF (GIND) Goldman Sachs Innovate Equity ETF (GINN) Goldman Sachs JUST U.S. Large Cap Equity ETF (JUST) Goldman Sachs MSCI World Private Equity Return Tracker ETF (GTPE) Goldman Sachs Small Cap Equity ETF (GSC)

Goldman Sachs Equity ETFs

GOLDMAN SACHS DATA ENHANCED INTERNATIONAL EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.1%
Communication Services – 3.6%
9,300	Avex, Inc.(Japan)	$75,532
9,838	Deutsche Telekom AG (Germany)	324,322
1,800	LY Corp. (Japan)	6,267
2,176	Modern Times Group MTG AB, Class B (Sweden)*	30,068
1,200	Nexon Co. Ltd. (Japan)	23,820
122,700	NTT, Inc. (Japan)	132,539
585	Scout24 SE (Germany)(a)	54,227
4,500	SoftBank Group Corp. (Japan)	146,529
253	Spotify Technology SA*	137,536
28,425	Telstra Group Ltd. (Australia)	95,131
29,820	TPG Telecom Ltd. (Australia)	80,567
32,159	Vodafone Group PLC (United Kingdom)	51,646

		1,158,184

Consumer Discretionary – 9.8%
6,541	AcadeMedia AB (Sweden)(a)	69,169
257	Aristocrat Leisure Ltd. (Australia)	11,220
240	Autoneum Holding AG (Switzerland)	38,022
1,592	Avolta AG (Switzerland)*	89,891
900	Bridgestone Corp. (Japan)	23,360
104	Christian Dior SE (France)	48,951
1,408	Cie Financiere Richemont SA (Switzerland)	334,856
1,438	Cie Generale des Etablissements Michelin SCA (France)	58,463
2,653	Compass Group PLC (United Kingdom)	81,315
5,700	Doutor Nichires Holdings Co. Ltd. (Japan)	121,535
3,900	Gunze Ltd. (Japan)	101,716
10,500	Honda Motor Co. Ltd. (Japan)	112,433
4,140	Industria de Diseno Textil SA (Spain)	278,924
422	InterContinental Hotels Group PLC	68,638
9,900	JTEKT Corp. (Japan)	133,316
118	Kering SA (France)	34,822
2,700	Koito Manufacturing Co. Ltd. (Japan)	45,743
6,900	K’s Holdings Corp. (Japan)	84,146
538	LVMH Moet Hennessy Louis Vuitton SE (France)	283,286
3,600	NHK Spring Co. Ltd. (Japan)	77,458
4,200	Panasonic Holdings Corp. (Japan)	118,298
569	Pandora A/S (Denmark)	75,174
2,085	SAF-Holland SE (Germany)	53,888
11,700	Sony Group Corp. (Japan)	294,231
1,500	Sumitomo Electric Industries Ltd. (Japan)	20,862
900	Suzuki Motor Corp. (Japan)	12,551
6,300	Tachi-S Co. Ltd. (Japan)	93,418
900	Takashimaya Co. Ltd. (Japan)	13,207
5,700	Toyota Motor Corp. (Japan)	112,647

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
5,100	TPR Co. Ltd. (Japan)	51,640
1,800	Unipres Corp. (Japan)	15,115
2,701	Wesfarmers Ltd. (Australia)	153,770
4,200	Yamaha Motor Co. Ltd. (Japan)	50,233

		3,162,298

Consumer Staples – 6.2%
1,363	Anheuser-Busch InBev SA/NV (Belgium)	108,105
1,723	British American Tobacco PLC (United Kingdom)	96,455
9,137	Coles Group Ltd. (Australia)	157,415
2,595	Danone SA (France)	193,763
4,934	Imperial Brands PLC (United Kingdom)	169,044
4,200	Japan Tobacco, Inc. (Japan)	182,392
5,132	Nestle SA (Switzerland)	500,655
2,278	Reckitt Benckiser Group PLC (United Kingdom)	158,503
5,745	Unilever PLC (United Kingdom)	372,006
45,000	WH Group Ltd. (Hong Kong)(a)	42,564
1,034	Woolworths Group Ltd. (Australia)	29,870

		2,010,772

Energy – 3.4%
26,342	BP PLC	183,751
6,900	ENEOS Holdings, Inc. (Japan)	57,855
1,815	Equinor ASA (Norway)	77,534
3,600	Iwatani Corp. (Japan)	49,955
3,930	Repsol SA (Spain)	124,399
1,755	SBM Offshore NV (Netherlands)	71,514
4,770	Shell PLC	216,295
2,263	TotalEnergies SE (France)	199,846
6,497	Var Energi ASA (Norway)	34,515
2,923	Woodside Energy Group Ltd. (Australia)	67,912

		1,083,576

Financials – 25.2%
1,200	77 Bank Ltd. (The) (Japan)	30,005
21,600	AIA Group Ltd. (Hong Kong)	210,095
6,614	AIB Group PLC (Ireland)	84,242
838	Allianz SE (Germany)	438,818
4,588	ANZ Group Holdings Ltd. (Australia)	122,313
5,642	AXA SA (France)	282,467
11,790	B2 Impact ASA (Norway)	33,291
10,141	Banco Bilbao Vizcaya Argentaria SA (Spain)	294,848
16,379	Banco Santander SA (Spain)	240,944
1,334	Bank Leumi Le-Israel BM (Israel)	33,958
57,600	Bank of East Asia Ltd. (The) (Hong Kong)	136,004
1,828	Bank of Ireland Group PLC (Ireland)	40,313
6,900	Bank of the Ryukyus Ltd. (Japan)	140,640
21,240	Barclays PLC (United Kingdom)	143,021

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS DATA ENHANCED INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
1,832	BNP Paribas SA (France)	$218,721
1,500	CaixaBank SA (Spain)	22,930
1,169	Commonwealth Bank of Australia (Australia)	133,958
10,860	Conduit Holdings Ltd. (Bermuda)	66,773
4,800	Daishi Hokuetsu Financial Group, Inc. (Japan)	78,209
4,800	Daiwa Securities Group, Inc. (Japan)	55,411
1,258	Danske Bank A/S (Denmark)	72,837
5,220	Deutsche Bank AG (Germany)	210,163
4,262	DNB Bank ASA (Norway)	145,416
1,363	Edenred SE (France)	47,625
358	Georgia Capital PLC (Georgia)*	21,357
407	Hannover Rueck SE (Germany)	122,070
1,981	Hoist Finance AB (Sweden)(a)	45,244
600	Hokuhoku Financial Group, Inc. (Japan)	31,504
17,159	HSBC Holdings PLC (United Kingdom)	355,570
6,419	ICG PLC (United Kingdom)	175,972
4,500	Japan Post Bank Co. Ltd. (Japan)	95,949
189,344	Lloyds Banking Group PLC (United Kingdom)	282,256
1,273	Macquarie Group Ltd. (Australia)	228,612
12,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	276,527
600	Mizuho Financial Group, Inc. (Japan)	32,398
373	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	224,784
4,231	National Australia Bank Ltd. (Australia)	117,132
17,776	NatWest Group PLC (United Kingdom)	163,740
2,400	Nishi-Nippon Financial Holdings, Inc. (Japan)	73,340
3,600	Nomura Holdings, Inc. (Japan)	36,869
12,299	Nordea Bank Abp (Finland)	251,657
2,400	Orient Corp. (Japan)	13,030
3,300	ORIX Corp. (Japan)	129,855
3,149	Polar Capital Holdings PLC (United Kingdom)	37,443
2,777	Prudential PLC (Hong Kong)	38,328
2,115	SCOR SE (France)	82,990
886	Secure Trust Bank PLC (United Kingdom)	17,899
9,000	Singapore Exchange Ltd. (Singapore)	180,432
6,061	Skandinaviska Enskilda Banken AB, Class A (Sweden)	141,840
946	Standard Chartered PLC (United Kingdom)	27,922
2,700	Sumitomo Mitsui Financial Group, Inc. (Japan)	117,928
7,633	UBS Group AG (Switzerland)	418,329

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
3,495	UniCredit SpA (Italy)	$341,591
1,515	Van Lanschot Kempen NV (Netherlands)	117,116
1,439	Vontobel Holding AG (Switzerland)	165,994
8,071	Westpac Banking Corp. (Australia)	199,840
3,900	Yamaguchi Financial Group, Inc. (Japan)	79,126
285	Zurich Insurance Group AG (Switzerland)	209,036

		8,136,682

Health Care – 10.4%
1,006	Alcon AG	72,915
4,952	Amplifon SpA (Italy)	69,688
74	Argenx SE (Belgium)*	75,265
900	Asahi Intecc Co. Ltd. (Japan)	21,247
5,086	Ascom Holding AG (Switzerland)	33,615
600	Astellas Pharma, Inc. (Japan)	8,910
1,440	AstraZeneca PLC (United Kingdom)	233,697
405	BioMerieux (France)	35,307
1,800	Chugai Pharmaceutical Co. Ltd. (Japan)	77,920
163	CSL Ltd. (Australia)	20,042
974	EssilorLuxottica SA (France)	181,420
436	Eurofins Scientific SE (Luxembourg)	36,738
5,038	Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	132,322
3,916	Fresenius SE & Co. KGaA (Germany)	205,812
211	Galderma Group AG (Switzerland)*	43,848
3,780	GSK PLC (United Kingdom)	94,991
1,468	H Lundbeck A/S (Denmark)	9,627
35,953	Haleon PLC	179,479
900	Hoya Corp. (Japan)	138,639
167	Lonza Group AG (Switzerland)	119,181
1,637	Novartis AG	249,739
2,882	Novo Nordisk A/S, Class B (Denmark)	130,949
4,200	Olympus Corp. (Japan)	55,375
9,600	PHC Holdings Corp. (Japan)	96,063
2,355	QIAGEN NV	101,859
1,426	Roche Holding AG	622,678
3,209	Sanofi SA	286,315
600	Santen Pharmaceutical Co. Ltd. (Japan)	7,047
61	Sartorius Stedim Biotech (France)	13,888
46	UCB SA (Belgium)	11,504

		3,366,080

Industrials – 19.7%
2,056	ABB Ltd. (Switzerland)	201,032
1,500	AGC, Inc. (Japan)	53,887

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DATA ENHANCED INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
62	Airbus SE (France)	$14,205
1,200	Amada Co. Ltd. (Japan)	19,443
1,904	Assa Abloy AB, Class B (Sweden)	70,927
3,707	BAE Systems PLC (United Kingdom)	102,730
600	Brambles Ltd. (Australia)	8,424
2,357	Cie de Saint-Gobain SA (France)	214,432
15,000	CK Hutchison Holdings Ltd. (United Kingdom)	134,897
7,200	Cosel Co. Ltd. (Japan)	60,100
14,100	Daiho Corp. (Japan)	73,372
239	Dassault Aviation SA (France)	78,789
3,752	Deutsche Post AG (Germany)	244,676
227	DKSH Holding AG (Switzerland)	18,515
1,800	FANUC Corp. (Japan)	68,249
900	Fuji Electric Co. Ltd. (Japan)	78,055
1,500	Fujikura Ltd. (Japan)	51,699
5,624	Grafton Group PLC (United Kingdom)	79,438
2,400	Hitachi Construction Machinery Co. Ltd. (Japan)	86,189
3,900	Hitachi Ltd. (Japan)	132,804
8,100	ITOCHU Corp. (Japan)	106,921
600	Jardine Matheson Holdings Ltd. (Indonesia)	35,346
554	Knorr-Bremse AG (Germany)	67,956
300	Komatsu Ltd. (Japan)	13,973
2,218	Kone OYJ, Class B (Finland)	135,984
4,800	Kubota Corp. (Japan)	88,143
6,300	Marubeni Corp. (Japan)	194,411
3,000	Mitsubishi Corp. (Japan)	90,247
3,600	Mitsubishi Electric Corp. (Japan)	125,903
3,000	Mitsubishi Heavy Industries Ltd. (Japan)	73,058
1,200	Mitsui & Co. Ltd. (Japan)	37,639
3,823	Monadelphous Group Ltd. (Australia)	78,987
73	MTU Aero Engines AG (Germany)	29,857
600	Nachi-Fujikoshi Corp. (Japan)	21,115
900	NIPPON EXPRESS HOLDINGS, Inc. (Japan)	32,535
3,600	Nippon Yusen KK (Japan)	158,703
8,100	NSK Ltd. (Japan)	56,276
1,800	Okamura Corp. (Japan)	26,973
422	Prysmian SpA (Italy)	58,922
1,500	Recruit Holdings Co. Ltd. (Japan)	171,092
2,535	RELX PLC (United Kingdom)	91,835
14,100	Rolls-Royce Holdings PLC (United Kingdom)	292,525
944	Safran SA (France)	369,538
958	Sandvik AB (Sweden)	38,404
6,300	Sato Corp. (Japan)	112,236
59	Schindler Holding AG Participation Certificates (Switzerland)	19,205
647	Schneider Electric SE	221,408

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
1,261	Siemens AG (Germany)	$418,341
1,408	Siemens Energy AG (Germany)	232,540
11,024	SThree PLC (United Kingdom)	44,989
3,000	Techtronic Industries Co. Ltd. (Hong Kong)	51,854
720	Thales SA (France)	203,819
737	Trelleborg AB, Class B (Sweden)	34,587
1,500	Tsubakimoto Chain Co. (Japan)	25,530
105	VAT Group AG (Switzerland)(a)	77,897
2,567	Vestas Wind Systems A/S (Denmark)	85,283
1,440	Vinci SA (France)	189,267
3,586	Volvo AB, Class B (Sweden)	129,470
3,242	Wartsila OYJ Abp (Finland)	105,031
2,432	Wolters Kluwer NV (Netherlands)	200,124

		6,339,787

Information Technology – 10.2%
900	Advantest Corp. (Japan)	189,868
88	ASM International NV (Netherlands)	82,594
614	ASML Holding NV (Netherlands)	1,035,457
32	BE Semiconductor Industries NV (Netherlands)	7,267
764	Capgemini SE (France)	95,180
2,071	Codan Ltd. (Australia)	69,712
4,800	Fujitsu Ltd. (Japan)	116,292
15,391	Hexagon AB, Class B (Sweden)	160,589
300	Ibiden Co. Ltd. (Japan)	38,426
1,682	Infineon Technologies AG (Germany)	109,980
300	Kioxia Holdings Corp. (Japan)*	93,910
8,100	Kyocera Corp. (Japan)	185,489
2,700	Mitsubishi Research Institute, Inc. (Japan)	87,241
1,800	Murata Manufacturing Co. Ltd. (Japan)	81,053
1,395	Mycronic AB (Sweden)	47,398
2,400	NEC Corp. (Japan)	73,761
5,700	Renesas Electronics Corp. (Japan)	121,071
1,110	SAP SE (Germany)	246,142
600	Seiko Epson Corp. (Japan)	12,132
719	Sesa SpA (Italy)	79,510
808	Softcat PLC (United Kingdom)	22,830
1,800	TDK Corp. (Japan)	34,694
3,301	Telefonaktiebolaget LM Ericsson, Class B (Sweden)	33,296
600	Tokyo Electron Ltd. (Japan)	212,054
136	Tower Semiconductor Ltd. (Israel)*	27,774

		3,263,720

Materials – 6.6%
90	Air Liquide SA (France)	17,724
824	Anglo American PLC (South Africa)	47,692

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS DATA ENHANCED INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
838	ArcelorMittal SA (Luxembourg)	$62,396
2,100	Asahi Kasei Corp. (Japan)	21,619
1,633	ATALAYA MINING COPPER SA (Spain)	24,554
10,198	BHP Group Ltd. (Australia)	484,035
2,144	Corticeira Amorim SGPS SA (Portugal)	17,483
3,600	DIC Corp. (Japan)	113,594
315	Endeavour Mining PLC (Ivory Coast)	20,252
2,896	Evolution Mining Ltd. (Australia)	30,882
3,764	Fortescue Ltd. (Australia)	47,745
22,710	Glencore PLC (Australia)	183,387
3,718	Holmen AB, Class B (Sweden)	127,024
827	Huhtamaki OYJ (Finland)	30,856
14,100	Kumiai Chemical Industry Co. Ltd. (Japan)	68,781
12,300	Mitsubishi Chemical Group Corp. (Japan)	92,888
300	Resonac Holdings Corp. (Japan)	29,766
2,190	Rio Tinto Ltd. (Australia)	274,358
900	Shin-Etsu Chemical Co. Ltd. (Japan)	33,944
9,089	South32 Ltd. (Australia)	33,610
1,307	SSAB AB, Class B (Sweden)	14,169
31,200	Sumitomo Chemical Co. Ltd. (Japan)	111,792
6,000	Toray Industries, Inc. (Japan)	48,374
8,700	Tosoh Corp. (Japan)	145,322
1,365	Umicore SA (Belgium)	37,515

		2,119,762

Real Estate – 1.8%
1,231	ARGAN SA REIT (France)	103,527
24,000	CK Asset Holdings Ltd. (Hong Kong)	138,686
7,800	Hulic Co. Ltd. (Japan)	87,160
1,199	Klepierre SA REIT (France)	52,173
4,500	Sun Hung Kai Properties Ltd. (Hong Kong)	66,702
6,300	Tokyu Fudosan Holdings Corp. (Japan)	52,429
9,149	Wihlborgs Fastigheter AB (Sweden)	73,468

		574,145

Utilities – 2.2%
3,330	E.ON SE (Germany)	68,853
31,546	EDP SA (Portugal)	171,420
3,076	Iberdrola SA (Spain)	71,747
16,891	National Grid PLC (United Kingdom)	267,940
2,818	Naturgy Energy Group SA (Spain)	96,434
1,200	Shizuoka Gas Co. Ltd. (Japan)	9,889

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
3,300	Tohoku Electric Power Co., Inc. (Japan)	$27,484

		713,767

TOTAL COMMON STOCKS
(Cost $31,330,964)		31,928,773

Shares	Description	Dividend Rate	Value

Preferred Stock – 0.6%
Household Products – 0.6%
2,070	Henkel AG & Co. KGaA	2.72%	182,839
(Cost $174,883)

Shares	Dividend Rate	Value

Investment Company – 0.7%(b)
Goldman Sachs Financial Square Government Fund - Institutional Shares
231,803	3.585%(c)	231,803
(Cost $231,803)

TOTAL INVESTMENTS – 100.4%
(Cost $31,737,650)		$32,343,415

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(144,411)

NET ASSETS – 100.0%		$32,199,004

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

(c)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 4.5%
11,421	Alphabet, Inc., Class A	$3,875,717
9,839	AppLovin Corp., Class A*	3,070,358
60,573	AST SpaceMobile, Inc.*	3,579,864
181,897	AT&T, Inc.	4,709,313
27,366	Charter Communications, Inc., Class A*	4,171,673
169,526	Comcast Corp., Class A	4,512,782
46,456	EchoStar Corp., Class A*	4,015,657
71,508	Fox Corp., Class A	4,816,064
22,472	Live Nation Entertainment, Inc.*	4,042,488
7,115	Meta Platforms, Inc., Class A	4,072,199
56,782	Netflix, Inc.*	4,602,181
50,744	Omnicom Group, Inc.	4,441,622
26,847	Reddit, Inc., Class A*	3,968,255
116,632	ROBLOX Corp., Class A*	4,815,735
28,311	Roku, Inc.*	4,442,845
35,986	Space Exploration Technologies Corp., Class A*	5,170,828
17,800	Take-Two Interactive Software, Inc.*	3,910,660
22,551	TKO Group Holdings, Inc.	4,118,038
24,054	T-Mobile US, Inc.	4,340,304
90,985	Verizon Communications, Inc.	4,551,070
41,539	Walt Disney Co. (The)	4,467,520
161,277	Warner Bros Discovery, Inc.*	4,601,233

		94,296,406

Consumer Discretionary – 8.3%
27,369	Airbnb, Inc., Class A*	5,014,548
15,246	Amazon.com, Inc.*	3,960,453
1,358	AutoZone, Inc.*	4,062,104
20,132	Booking Holdings, Inc.	4,008,080
11,252	Burlington Stores, Inc.*	2,922,819
139,867	Carnival Corp. Ltd.	3,341,423
60,080	Carvana Co.*	4,413,477
118,596	Chipotle Mexican Grill, Inc.*	4,510,206
27,441	D.R. Horton, Inc.	3,966,871
19,911	Darden Restaurants, Inc.	4,266,131
20,727	Dick’s Sporting Goods, Inc.	2,800,218
20,162	DoorDash, Inc., Class A*	4,672,342
189,237	DraftKings, Inc., Class A*	4,596,567
38,802	eBay, Inc.	4,018,335
13,222	Expedia Group, Inc.	4,192,961
44,792	Flutter Entertainment PLC*	4,487,263
291,192	Ford Motor Co.	4,059,216
13,767	Garmin Ltd.	3,911,342
46,772	General Motors Co.	4,037,359
12,881	Hilton Worldwide Holdings, Inc.	4,074,003
11,766	Home Depot, Inc. (The)	3,857,248
88,845	Las Vegas Sands Corp.	3,892,299
47,212	Lennar Corp., Class A	3,971,001
18,923	Lowe’s Cos., Inc.	3,873,538
11,601	Marriott International, Inc., Class A	3,964,758
15,213	McDonald’s Corp.	4,009,234
99,380	NIKE, Inc., Class B	3,881,783
662	NVR, Inc.*	4,180,682
44,636	O’Reilly Automotive, Inc.*	3,963,677
31,122	PulteGroup, Inc.	3,931,331

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
10,792	Ralph Lauren Corp.	$3,743,745
267,924	Rivian Automotive, Inc., Class A*	4,302,859
16,438	Ross Stores, Inc.	3,756,740
12,711	Royal Caribbean Cruises Ltd.	3,415,954
23,203	SharkNinja, Inc.*	4,466,345
39,084	Starbucks Corp.	4,152,675
26,131	Tapestry, Inc.	3,224,304
12,809	Tesla, Inc.*	4,713,072
26,072	TJX Cos., Inc. (The)	3,491,302
7,715	Ulta Beauty, Inc.*	4,143,726
38,061	Viking Holdings Ltd.*	3,278,575
16,625	Williams-Sonoma, Inc.	3,794,656
27,273	Yum! Brands, Inc.	4,181,224

		171,506,446

Consumer Staples – 5.9%
61,105	Altria Group, Inc.	4,184,470
52,988	Archer-Daniels-Midland Co.	4,307,395
38,811	Bunge Global SA	4,510,226
4,844	Casey’s General Stores, Inc.	3,643,705
40,417	Church & Dwight Co., Inc.	4,032,808
47,946	Coca-Cola Co. (The)	4,251,372
45,081	Colgate-Palmolive Co.	4,049,175
31,713	Constellation Brands, Inc., Class A	4,142,352
4,412	Costco Wholesale Corp.	4,164,443
32,685	Dollar General Corp.	4,142,824
32,297	Dollar Tree, Inc.*	4,088,477
	Estee Lauder Cos., Inc. (The),
47,511	Class A	4,860,375
116,220	General Mills, Inc.	4,788,264
23,127	Hershey Co. (The)	4,075,209
214,092	Kenvue, Inc.	4,042,057
134,595	Keurig Dr Pepper, Inc.	4,288,197
37,546	Kimberly-Clark Corp.	4,053,091
162,525	Kraft Heinz Co. (The)	4,172,017
73,056	Kroger Co. (The)	4,203,642
	Mondelez International, Inc.,
66,801	Class A	4,146,338
87,964	Monster Beverage Corp.*	4,039,307
29,977	PepsiCo, Inc.	4,206,972
22,102	Philip Morris International, Inc.	4,139,705
28,416	Procter & Gamble Co. (The)	4,123,730
48,980	Sysco Corp.	3,971,298
28,095	Target Corp.	4,519,924
71,656	Tyson Foods, Inc., Class A	3,951,112
41,543	US Foods Holding Corp.*	4,355,368
37,074	Walmart, Inc.	3,887,950

		121,341,803

Energy – 5.1%
67,531	Baker Hughes Co.	4,291,595
16,216	Cheniere Energy, Inc.	4,730,045
22,195	Chevron Corp.	4,575,277
35,923	ConocoPhillips	4,759,438
97,273	Devon Energy Corp.	4,718,713
22,245	Diamondback Energy, Inc.	4,459,678
30,785	EOG Resources, Inc.	4,462,594

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
80,229	EQT Corp.	$4,346,807
45,575	Expand Energy Corp.	4,473,642
27,297	ExxonMobil Holdings Corp.	4,393,452
130,156	Halliburton Co.	4,796,249
133,500	Kinder Morgan, Inc.	4,304,040
13,757	Marathon Petroleum Corp.	5,135,763
76,761	Occidental Petroleum Corp.	4,619,477
47,777	ONEOK, Inc.	4,587,070
20,585	Phillips 66	5,075,849
82,749	SLB Ltd.	4,973,215
15,931	Targa Resources Corp.	4,678,138
60,084	TechnipFMC PLC (United Kingdom)	4,695,565
10,758	Texas Pacific Land Corp.	4,027,150
13,683	Valero Energy Corp.	4,911,102
333,193	Venture Global, Inc., Class A	4,877,945
57,897	Williams Cos., Inc. (The)	4,345,170

		106,237,974

Financials – 15.0%
52,380	Affirm Holdings, Inc.*	3,899,691
33,295	Aflac, Inc.	3,857,226
15,743	Allstate Corp. (The)	4,058,545
11,912	American Express Co.	3,932,985
52,120	American International Group, Inc.	3,979,883
7,432	Ameriprise Financial, Inc.	4,110,714
11,574	Aon PLC, Class A	3,721,272
32,294	Apollo Global Management, Inc.	4,410,715
42,373	Arch Capital Group Ltd.*	4,155,520
29,986	Ares Management Corp., Class A	4,293,096
16,596	Arthur J Gallagher & Co.	4,350,641
65,568	Bank of America Corp.	4,061,282
26,085	Bank of New York Mellon Corp. (The)	4,206,989
8,065	Berkshire Hathaway, Inc., Class B*	4,065,002
3,692	Blackrock, Inc.	4,266,512
30,694	Blackstone, Inc.	4,396,609
49,046	Block, Inc.*	4,022,753
58,376	Brown & Brown, Inc.	4,212,996
18,743	Capital One Financial Corp.	4,020,561
14,341	Cboe Global Markets, Inc.	4,305,168
38,383	Charles Schwab Corp. (The)	4,215,221
11,879	Chubb Ltd.	4,022,229
23,327	Cincinnati Financial Corp.	3,963,257
29,999	Citigroup, Inc.	3,948,468
56,227	Citizens Financial Group, Inc.	3,872,353
15,780	CME Group, Inc.	4,505,190
27,448	Coinbase Global, Inc., Class A*	5,163,518
10,575	Corpay, Inc.*	4,275,472
96,481	Fidelity National Information Services, Inc.	3,933,530
71,988	Fifth Third Bancorp	3,870,795
1,847	First Citizens BancShares, Inc., Class A	3,997,647
76,468	Fiserv, Inc.*	4,076,509
47,381	Global Payments, Inc.	4,314,040

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
3,863	Goldman Sachs Group, Inc. (The)(a)	$3,963,052
29,086	Hartford Insurance Group, Inc. (The)	3,995,835
235,586	Huntington Bancshares, Inc.	3,930,752
46,322	Interactive Brokers Group, Inc., Class A	4,506,667
27,840	Intercontinental Exchange, Inc.	4,473,888
11,530	JPMorgan Chase & Co.	4,104,911
179,421	KeyCorp	3,877,288
39,654	KKR & Co., Inc.	4,350,837
36,078	Loews Corp.	3,906,887
11,538	LPL Financial Holdings, Inc.	4,270,618
16,475	M&T Bank Corp.	3,854,161
2,215	Markel Group, Inc.*	3,993,446
21,717	Marsh & McLennan Cos., Inc.	4,121,887
7,282	Mastercard, Inc., Class A	4,291,355
43,239	MetLife, Inc.	4,115,056
8,589	Moody’s Corp.	4,334,353
19,007	Morgan Stanley	4,054,573
7,279	MSCI, Inc.	4,153,689
43,738	Nasdaq, Inc.	4,313,004
22,612	Northern Trust Corp.	4,195,883
71,306	PayPal Holdings, Inc.	3,755,330
16,275	PNC Financial Services Group, Inc. (The)	3,899,978
36,438	Principal Financial Group, Inc.	4,014,010
19,668	Progressive Corp. (The)	4,289,197
35,230	Prudential Financial, Inc.	4,143,048
23,005	Raymond James Financial, Inc.	4,098,801
129,643	Regions Financial Corp.	3,873,733
43,992	Robinhood Markets, Inc., Class A*	4,610,802
298,350	Rocket Cos., Inc., Class A*	4,000,873
10,106	S&P Global, Inc.	4,404,599
223,791	SoFi Technologies, Inc.*	4,001,383
22,139	State Street Corp.	4,236,962
52,145	Synchrony Financial	4,019,337
29,240	T. Rowe Price Group, Inc.	3,253,827
119,568	Toast, Inc., Class A*	4,076,073
40,682	Tradeweb Markets, Inc., Class A	4,381,451
10,854	Travelers Cos., Inc. (The)	3,971,804
78,439	Truist Financial Corp.	3,889,006
64,553	US Bancorp	3,975,174
11,280	Visa, Inc., Class A	4,279,294
57,937	W R Berkley Corp.	3,914,224
46,529	Wells Fargo & Co.	4,019,640
12,293	Willis Towers Watson PLC	4,161,795

		312,564,872

Health Care – 12.4%
39,690	Abbott Laboratories	4,380,188
16,909	AbbVie, Inc.	4,335,806
29,475	Agilent Technologies, Inc.	4,526,181
18,337	Alnylam Pharmaceuticals, Inc.*	4,413,533
10,215	Amgen, Inc.	4,391,224
24,591	Becton Dickinson & Co.	4,625,813
19,838	Biogen, Inc.*	4,297,903
87,427	Boston Scientific Corp.*	4,222,724

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
65,324	Bristol-Myers Squibb Co.	$4,364,296
17,404	Cardinal Health, Inc.	4,083,326
13,109	Cencora, Inc.	4,242,072
61,014	Centene Corp.*	3,925,641
15,287	Cigna Group (The)	4,220,435
41,961	CVS Health Corp.	3,940,558
20,779	Danaher Corp.	4,437,563
50,113	Dexcom, Inc.*	4,563,290
46,810	Edwards Lifesciences Corp.*	4,248,008
10,631	Elevance Health, Inc.	4,173,093
3,604	Eli Lilly & Co.	4,168,855
59,423	GE HealthCare Technologies, Inc.	4,232,700
31,781	Gilead Sciences, Inc.	4,650,832
25,321	Guardant Health, Inc.*	4,026,545
10,120	HCA Healthcare, Inc.	4,194,234
11,371	Humana, Inc.	4,357,708
7,080	IDEXX Laboratories, Inc.*	3,941,365
20,839	Illumina, Inc.*	4,451,836
34,438	Incyte Corp.*	4,243,450
41,413	Insmed, Inc.*	5,044,932
11,114	Intuitive Surgical, Inc.*	4,188,422
17,575	IQVIA Holdings, Inc.*	4,590,414
16,124	Johnson & Johnson	4,286,565
13,228	Labcorp Holdings, Inc.	4,400,426
4,882	McKesson Corp.	4,322,132
118,122	Medline, Inc., Class A*	4,137,814
48,541	Medtronic PLC	4,400,242
32,255	Merck & Co., Inc.	4,765,999
2,918	Mettler-Toledo International, Inc.*	4,100,199
73,056	Moderna, Inc.*	10,252,679
15,147	Natera, Inc.*	4,876,728
163,536	Pfizer, Inc.	4,654,235
17,583	Quest Diagnostics, Inc.	4,225,195
5,374	Regeneron Pharmaceuticals, Inc.	4,294,256
18,645	ResMed, Inc.	4,476,665
21,210	Revolution Medicines, Inc.*	4,360,140
72,054	Royalty Pharma PLC, Class A	4,424,836
18,060	STERIS PLC	4,201,478
12,386	Stryker Corp.	4,010,587
15,871	Tenet Healthcare Corp.*	4,220,258
7,209	Thermo Fisher Scientific, Inc.	4,448,674
8,017	United Therapeutics Corp.*	4,091,716
10,032	UnitedHealth Group, Inc.	3,906,561
19,543	Veeva Systems, Inc., Class A*	5,583,240
8,614	Vertex Pharmaceuticals, Inc.*	4,690,495
235,169	Viatris, Inc.	3,882,640
10,392	Waters Corp.*	4,308,835
11,884	West Pharmaceutical Services, Inc.	4,053,751
42,254	Zimmer Biomet Holdings, Inc.	4,227,090
55,974	Zoetis, Inc.	4,315,595

		257,401,978

Industrials – 16.3%
22,769	3M Co.	3,912,397
26,596	AerCap Holdings NV	3,881,420
16,249	AMETEK, Inc.	3,821,277

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
99,785	API Group Corp.*	$3,916,561
20,284	ATI, Inc.*	4,141,993
15,465	Automatic Data Processing, Inc.	4,425,464
6,951	Axon Enterprise, Inc.*	3,938,159
17,664	Bloom Energy Corp., Class A*	3,644,083
17,360	Boeing Co. (The)*	3,607,061
25,621	Broadridge Financial Solutions, Inc.	4,672,758
27,042	C.H. Robinson Worldwide, Inc.	4,047,106
7,174	Carpenter Technology Corp.	3,417,837
63,520	Carrier Global Corp.	3,698,134
4,667	Caterpillar, Inc.	3,721,793
20,745	Cintas Corp.	4,186,134
2,331	Comfort Systems USA, Inc.	3,602,840
144,215	Copart, Inc.*	4,757,653
81,606	CSX Corp.	4,121,919
6,338	Cummins, Inc.	3,577,167
5,491	Curtiss-Wright Corp.	3,198,672
6,764	Deere & Co.	4,429,811
44,268	Delta Air Lines, Inc.	3,452,904
19,598	Dover Corp.	3,806,520
28,418	DuPont de Nemours, Inc.	3,824,779
9,242	Eaton Corp. PLC	3,714,175
5,042	EMCOR Group, Inc.	3,703,551
25,286	Emerson Electric Co.	3,854,598
23,722	Equifax, Inc.	4,487,254
23,260	Expeditors International of Washington, Inc.	4,411,259
82,790	Fastenal Co.	4,082,375
13,340	FedEx Corp.	4,367,516
28,867	Fedex Freight Holding Co., Inc.*	3,860,673
16,359	Ferguson Enterprises, Inc.	3,672,759
68,112	Fortive Corp.	4,007,710
18,252	FTAI Aviation Ltd.	3,469,705
4,031	GE Vernova, Inc.	3,621,974
10,844	General Dynamics Corp.	4,026,919
10,913	General Electric Co.	3,663,603
11,276	HEICO Corp.	3,734,047
19,698	Honeywell Aerospace, Inc.*	3,114,451
16,708	Honeywell International, Inc.	3,567,659
14,242	Howmet Aerospace, Inc.	3,488,578
8,091	Hubbell, Inc.	3,665,223
14,019	Illinois Tool Works, Inc.	3,860,412
46,169	Ingersoll Rand, Inc.	3,557,321
20,336	ITT, Inc.	4,073,097
15,179	J.B. Hunt Transport Services, Inc.	4,029,569
26,825	Johnson Controls International PLC	3,708,288
14,557	L3Harris Technologies, Inc.	3,875,801
9,210	Lennox International, Inc.	3,524,114
7,147	Lockheed Martin Corp.	4,011,111
15,343	MasTec, Inc.*	3,678,945
12,177	Norfolk Southern Corp.	4,174,154
7,508	Northrop Grumman Corp.	4,052,068
25,267	nVent Electric PLC	3,809,000
19,342	Old Dominion Freight Line, Inc.	3,867,626
56,825	Otis Worldwide Corp.	4,041,962
30,989	PACCAR, Inc.	3,846,665
4,155	Parker-Hannifin Corp.	4,069,573

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
35,490	Paychex,Inc.	$4,519,297
6,017	Quanta Services, Inc.	3,652,861
20,174	Republic Services, Inc.	4,456,840
55,152	Rocket Lab Corp.*	3,525,316
9,194	Rockwell Automation, Inc.	3,902,209
110,980	Rollins, Inc.	4,003,049
18,849	RTX Corp.	3,915,503
9,917	Snap-on, Inc.	3,831,036
84,401	Southwest Airlines Co.	3,251,971
7,623	Sterling Infrastructure, Inc.*	3,583,344
51,909	Sunbelt Rentals Holdings, Inc.	3,751,983
88,157	Symbotic, Inc.*	3,497,188
8,583	Trane Technologies PLC	3,814,285
3,342	TransDigm Group, Inc.	3,915,955
61,734	Uber Technologies, Inc.*	4,670,177
14,051	Union Pacific Corp.	4,224,714
31,119	United Airlines Holdings, Inc.*	3,360,541
38,624	United Parcel Service, Inc., Class B	4,025,780
3,573	United Rentals, Inc.	3,708,774
43,026	Veralto Corp.	4,241,073
22,030	Verisk Analytics, Inc.	4,268,973
14,811	Vertiv Holdings Co., Class A	3,831,902
3,214	W.W. Grainger, Inc.	4,208,701
18,525	Waste Management, Inc.	4,055,493
13,984	Westinghouse Air Brake Technologies Corp.	3,998,445
11,056	Woodward, Inc.	3,757,050
20,666	XPO, Inc.*	4,008,997
34,108	Xylem, Inc.	3,755,632

		338,235,266

Information Technology – 17.5%
24,537	Accenture PLC, Class A	4,656,141
16,155	Adobe, Inc.*	4,730,022
8,494	Advanced Micro Devices, Inc.*	3,998,296
23,879	Amphenol Corp., Class A	3,786,015
10,956	Analog Devices, Inc.	3,967,606
13,457	Apple, Inc.	4,263,850
7,648	Applied Materials, Inc.	3,505,767
20,853	Arista Networks, Inc.*	4,080,724
12,718	Astera Labs, Inc.*	3,776,992
36,845	Atlassian Corp., Class A*	7,154,194
17,512	Autodesk, Inc.*	4,527,377
9,863	Broadcom, Inc.	3,652,663
12,330	Cadence Design Systems, Inc.*	4,177,157
29,836	CDW Corp.	4,522,541
18,732	Cerebras Systems, Inc., Class A*	3,451,184
10,145	Ciena Corp.*	3,883,506
66,132	Circle Internet Group, Inc.*	6,318,913
33,872	Cisco Systems, Inc.	3,742,517
14,073	Cloudflare, Inc., Class A*	4,293,813
74,318	Cognizant Technology Solutions Corp., Class A	4,799,456
12,449	Coherent Corp.*	3,458,706
45,353	CoreWeave, Inc., Class A*	3,850,016
26,156	Corning, Inc.	3,890,182
17,981	Credo Technology Group Holding Ltd.*	4,067,122

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
19,511	Crowdstrike Holdings, Inc., Class A*	$4,507,041
14,461	Datadog, Inc., Class A*	3,427,835
8,781	Dell Technologies, Inc., Class C	4,004,224
28,397	Entegris, Inc.	3,841,830
48,961	Everpure, Inc., Class A*	4,550,925
10,111	F5, Inc.*	4,116,491
7,837	Fabrinet (Thailand)*	3,236,132
3,783	Fair Isaac Corp.*	4,339,895
17,546	First Solar, Inc.*	3,542,537
25,046	Fortinet, Inc.*	4,281,113
83,282	GLOBALFOUNDRIES, Inc.	3,721,873
77,291	Hewlett Packard Enterprise Co.	4,037,682
144,767	HP, Inc.	4,345,905
40,630	Intel Corp.*	3,636,791
17,473	International Business Machines Corp.	4,086,411
12,831	Intuit, Inc.	4,610,178
12,068	Jabil, Inc.	3,683,878
12,293	Keysight Technologies, Inc.*	3,966,951
21,321	KLA Corp.	3,740,769
13,248	Lam Research Corp.	3,994,140
4,884	Lumentum Holdings, Inc.*	4,467,688
15,430	MACOM Technology Solutions Holdings, Inc.*	4,070,897
19,218	Marvell Technology, Inc.	4,067,682
52,809	Microchip Technology, Inc.	3,878,821
4,505	Micron Technology, Inc.	4,319,079
8,502	Microsoft Corp.	4,312,980
13,051	MKS, Inc.	3,344,188
11,043	MongoDB, Inc.*	5,006,565
3,076	Monolithic Power Systems, Inc.	3,899,661
9,438	Motorola Solutions, Inc.	4,580,261
21,912	NetApp, Inc.	4,060,074
18,760	NVIDIA Corp.	4,141,833
17,842	NXP Semiconductors NV (Netherlands)	4,008,027
28,054	Okta, Inc.*	4,854,464
53,109	ON Semiconductor Corp.*	3,934,846
28,811	Oracle Corp.	4,296,296
25,955	Palantir Technologies, Inc., Class A*	4,837,493
11,426	Palo Alto Networks, Inc.*	4,366,217
30,469	Qnity Electronics, Inc.	3,638,913
26,165	QUALCOMM, Inc.	4,460,609
10,539	Roper Technologies, Inc.	4,475,281
21,689	Salesforce, Inc.	5,585,785
107,690	Samsara, Inc., Class A*	4,399,137
2,923	Sandisk Corp.*	4,579,464
4,773	Seagate Technology Holdings PLC	3,953,858
35,624	ServiceNow, Inc.*	5,271,996
13,071	Snowflake, Inc.*	4,332,122
42,559	Strategy, Inc.*	5,657,793
132,669	Super Micro Computer, Inc.*	4,945,900
10,291	Synopsys, Inc.*	4,523,821
15,835	TD SYNNEX Corp.	4,003,880
19,123	TE Connectivity PLC (Switzerland)	3,924,996

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
6,046	Teledyne Technologies, Inc.*	$3,705,896
10,469	Teradyne, Inc.	3,662,370
14,816	Texas Instruments, Inc.	3,865,643
21,558	Twilio, Inc., Class A*	5,079,712
7,300	Ubiquiti, Inc.(b)	4,307,146
14,039	VeriSign, Inc.	4,047,163
7,569	Western Digital Corp.	3,410,213
24,431	Workday, Inc., Class A*	4,823,901
41,686	Zoom Communications, Inc.*	4,030,202
25,590	Zscaler, Inc.*	4,820,772

		364,181,006

Materials – 5.0%
14,046	Air Products and Chemicals, Inc.	4,346,675
80,125	Amrize Ltd.*	3,501,462
35,489	CF Industries Holdings, Inc.	4,614,635
237,989	Coeur Mining, Inc.	4,945,411
51,862	Corteva, Inc.	4,389,081
41,479	CRH PLC	3,911,055
140,981	Dow, Inc.	4,302,740
14,630	Ecolab, Inc.	4,143,216
59,980	Freeport-McMoRan, Inc.	4,542,885
47,413	International Flavors & Fragrances, Inc.	4,093,164
97,199	International Paper Co.	3,686,758
8,465	Linde PLC	4,144,295
	LyondellBasell Industries NV,
69,657	Class A	4,533,278
7,482	Martin Marietta Materials, Inc.	3,880,913
39,656	Newmont Corp.	4,999,035
15,159	Nucor Corp.	3,784,293
16,126	Packaging Corp. of America	3,772,516
35,012	PPG Industries, Inc.	3,927,296
9,913	Reliance, Inc.	3,807,088
19,287	Royal Gold, Inc.	5,042,972
11,342	Sherwin-Williams Co. (The)	3,842,783
85,439	Smurfit Westrock PLC	4,007,089
21,141	Southern Copper Corp. (Mexico)	4,415,721
15,644	Steel Dynamics, Inc.	3,639,107
14,470	Vulcan Materials Co.	3,900,823

		104,174,291

Real Estate – 4.1%
24,826	American Tower Corp. REIT	4,361,928
27,610	CBRE Group, Inc., Class A*	4,025,814
57,144	Crown Castle, Inc. REIT	4,350,944
21,382	Digital Realty Trust, Inc. REIT	3,968,285
3,953	Equinix, Inc. REIT	4,137,684
14,455	Essex Property Trust, Inc. REIT	4,090,187
27,787	Extra Space Storage, Inc. REIT	3,920,746
136,718	Invitation Homes, Inc. REIT	3,983,963
32,796	Iron Mountain, Inc. REIT	3,783,019
29,437	Prologis, Inc. REIT	4,118,825
12,734	Public Storage REIT	3,909,211
66,893	Realty Income Corp. REIT	4,099,203
23,803	SBA Communications Corp. REIT	4,514,477
18,571	Simon Property Group, Inc. REIT	3,942,995

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
107,491	UDR, Inc. REIT	$3,971,792
44,898	Ventas, Inc. REIT	4,093,351
158,155	VICI Properties, Inc. REIT	4,056,676
122,350	Vivmark Residential REIT	7,969,879
17,576	Welltower, Inc. REIT	4,152,154
161,182	Weyerhaeuser Co. REIT	3,766,823

		85,217,956

Utilities – 5.6%
59,292	Alliant Energy Corp.	4,030,670
38,283	Ameren Corp.	4,058,381
33,006	American Electric Power Co., Inc.	4,040,925
31,267	American Water Works Co., Inc.	4,322,038
24,286	Atmos Energy Corp.	4,034,633
102,147	CenterPoint Energy, Inc.	4,045,021
58,388	CMS Energy Corp.	3,973,887
38,711	Consolidated Edison, Inc.	4,142,851
15,709	Constellation Energy Corp.	4,316,362
60,856	Dominion Energy, Inc.	4,017,105
29,771	DTE Energy Co.	4,037,841
33,805	Duke Energy Corp.	4,053,558
60,547	Edison International	3,268,327
38,779	Entergy Corp.	4,122,596
50,043	Evergy, Inc.	4,054,484
57,608	Eversource Energy	4,040,625
91,342	Exelon Corp.	3,993,472
86,808	FirstEnergy Corp.	3,981,015
48,498	NextEra Energy, Inc.	3,993,325
97,946	NiSource, Inc.	4,007,950
34,758	NRG Energy, Inc.	3,827,551
240,327	PG&E Corp.	3,189,139
119,349	PPL Corp.	4,073,381
55,282	Public Service Enterprise Group, Inc.	4,053,829
49,049	Sempra	4,007,303
44,927	Southern Co. (The)	3,953,576
29,349	Vistra Corp.	4,031,672
38,463	WEC Energy Group, Inc.	4,083,617
53,848	Xcel Energy, Inc.	4,075,755

		115,830,889

TOTAL COMMON STOCKS
(Cost $1,726,001,048)		2,070,988,887

Shares	Dividend Rate	Value

Investment Company – 0.2%(a)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
3,134,412	3.574%(c)	3,134,412
(Cost $3,134,412)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,729,135,460)		2,074,123,299

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.2%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,282,776	3.585%(c)	$4,282,776
(Cost $4,282,776)

TOTAL INVESTMENTS – 100.1%
(Cost $1,733,418,236)		$2,078,406,075

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(2,197,066)

NET ASSETS – 100.0%		$2,076,209,009

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Represents an affiliated issuer.

(b)	All or a portion of security is on loan.

(c)	Represents 1-day yield at August 31, 2026.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 14.4%
34,267	Alphabet, Inc., Class A	$11,628,506
37,577	AppLovin Corp., Class A*	11,726,279
128,991	EchoStar Corp., Class A* Liberty Media Corp.-Liberty	11,149,982
114,081	Formula One, Class C*	11,402,396
20,095	Meta Platforms, Inc., Class A Space Exploration Technologies	11,501,172
84,665	Corp., Class A*	12,165,514
423,470	Warner Bros Discovery, Inc.*	12,081,599

		81,655,448

Consumer Discretionary – 12.5%
45,128	Amazon.com, Inc.*	11,722,900
156,805	Carvana Co.*	11,518,895
735,295	Coupang, Inc. (South Korea)*	11,808,838
54,617	DoorDash, Inc., Class A*	12,656,944
6,425	MercadoLibre, Inc. (Brazil)*	12,440,085
97,203	Sea Ltd. ADR (Singapore)*	11,030,596

		71,178,258

Financials – 14.6%
23,517	Berkshire Hathaway, Inc., Class B*	11,853,274
52,137	Capital One Financial Corp.	11,183,908
32,668	JPMorgan Chase & Co.	11,630,461
20,821	Mastercard, Inc., Class A	12,270,024
778,264	NU Holdings Ltd., Class A (Brazil)*	11,323,741
28,303	S&P Global, Inc.	12,335,580
32,550	Visa, Inc., Class A	12,348,493

		82,945,481

Health Care – 8.3%
99,637	Abivax SA ADR (France)*	11,132,442
10,044	Eli Lilly & Co.	11,618,196
58,184	Revolution Medicines, Inc.*	11,960,885
20,147	Thermo Fisher Scientific, Inc.	12,432,714

		47,144,237

Industrials – 13.5%
51,164	Boeing Co. (The)*	10,630,856
54,588	FTAI Aviation Ltd.	10,377,179
11,148	GE Vernova, Inc.	10,016,812
35,443	Norfolk Southern Corp.	12,149,506
9,430	TransDigm Group, Inc.	11,049,508
156,062	Uber Technologies, Inc.*	11,806,090
40,337	Vertiv Holdings Co., Class A	10,435,989

		76,465,940

Information Technology – 31.1%
23,042	Advanced Micro Devices, Inc.*	10,846,330
38,743	Apple, Inc.	12,275,720
23,371	Applied Materials, Inc.	10,713,033
6,427	ASML Holding NV (Netherlands)	10,900,256
30,161	Broadcom, Inc.	11,169,825
587,360	Core Scientific, Inc.*	9,573,968
115,638	Intel Corp.*	10,350,757
35,662	Lam Research Corp.	10,751,736
12,199	Micron Technology, Inc.	11,695,547
23,926	Microsoft Corp.	12,137,421

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
42,686	Nebius Group NV (Netherlands)*	$8,806,976
52,643	NVIDIA Corp.	11,622,522
7,222	Sandisk Corp.*	11,314,707
12,177	Seagate Technology Holdings PLC	10,087,183
36,036	Snowflake, Inc.*	11,943,412
27,801	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	11,546,311

		175,735,704

Real Estate – 1.7%
910,364	Compass, Inc., Class A*	9,613,444

Utilities – 3.6%
32,677	Talen Energy Corp.*	9,664,549
80,018	Vistra Corp.	10,992,073

		20,656,622

TOTAL COMMON STOCKS
(Cost $520,174,705)		565,395,134

Shares	Dividend Rate	Value

Investment Company – 0.1%(a)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
622,146	3.574%(b)	622,146
(Cost $622,146)

TOTAL INVESTMENTS – 99.8%
(Cost $520,796,851)		$566,017,280

OTHER ASSETS IN EXCESS OF
LIABILITIES – 0.2%		890,031

NET ASSETS – 100.0%		$566,907,311

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS INDIA EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 98.7%
Communication Services – 1.9%
134,054	Bharti Airtel Ltd. (India)	$2,551,894
53,661	PVR Inox Ltd. (India)*	680,873

		3,232,767

Consumer Discretionary – 17.6%
	Amber Enterprises India Ltd.
15,910	(India)*	1,273,719
86,279	Arvind Fashions Ltd. (India)	410,178
170,092	ASK Automotive Ltd. (India)	1,179,263
33,397	Ather Energy Ltd. (India)*	602,703
	Bluestone Jewellery And
35,677	Lifestyle Ltd. (India)*	306,388
	Dixon Technologies India Ltd.
10,330	(India)	1,611,667
938,923	Eternal Ltd. (India)*	3,236,568
119,464	Eureka Forbes Ltd. (India)*	538,949
36,008	Gabriel India Ltd. (India)	543,972
100,265	GNG Electronics Ltd. (India)*(a)	645,214
	Kalyan Jewellers India Ltd.
245,292	(India)	1,548,840
20,009	Kusumgar Ltd. (India)*	122,232
	LG Electronics India Ltd.
21,805	(India)*	388,948
	Mahindra & Mahindra Ltd.
126,424	(India)	4,359,299
15,146	MakeMyTrip Ltd. (India)*	882,406
52,106	Metro Brands Ltd. (India)	503,426
	Pearl Global Industries Ltd.
31,487	(India)	815,052
1,019,419	Physicswallah Ltd. (India)*(a)	1,245,607
149,159	Pricol Ltd. (India)	1,258,777
	Samvardhana Motherson
1,345,697	International Ltd. (India)	2,413,118
37,865	SJS Enterprises Ltd. (India)	990,015
47,192	Trent Ltd. (India)	1,427,889
	Tube Investments of India Ltd.
32,323	(India)	944,072
53,746	TVS Motor Co. Ltd. (India)	2,451,402
57,782	Whirlpool of India Ltd. (India)	487,571

		30,187,275

Consumer Staples – 4.2%
	Bikaji Foods International Ltd.
82,387	(India)	541,594
	Colgate-Palmolive India Ltd.
56,344	(India)	1,123,313
	Godrej Consumer Products Ltd.
116,227	(India)	1,100,589
160,759	Nestle India Ltd. (India)	2,527,555
	Tata Consumer Products Ltd.
182,927	(India)	1,993,951

		7,287,002

Energy – 2.8%
364,932	Reliance Industries Ltd. (India)	4,896,113

Financials – 29.3%
114,312	360 ONE WAM Ltd. (India)	1,411,167
391,179	Aditya Birla Capital Ltd. (India)*	1,682,566
253,443	Angel One Ltd. (India)	763,940

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
	AU Small Finance Bank Ltd.
133,760	(India)(a)	$1,526,457
302,382	Axis Bank Ltd. (India)	4,129,979
348,322	Aye Finance Ltd. (India)*	656,965
317,974	Bajaj Finance Ltd. (India)	3,531,142
54,105	Bajaj Finserv Ltd. (India)	1,148,821
120,397	Five-Star Business Finance Ltd. (India)	676,797
	Go Digit General Insurance Ltd.
289,030	(India)*	781,628
729,603	HDFC Bank Ltd. (India)	5,434,773
	Home First Finance Co. India
106,130	Ltd. (India)(a)	1,298,676
619,764	ICICI Bank Ltd. (India)	9,467,588
	ICICI Prudential Asset
16,107	Management Co. Ltd. (India)	518,690
688,867	IDFC First Bank Ltd. (India)	622,201
	India Shelter Finance Corp. Ltd.
105,540	(India)	720,741
	Kotak Mahindra Bank Ltd.
805,093	(India)	3,547,506
	Multi Commodity Exchange of
33,121	India Ltd. (India)	1,183,126
	Nuvama Wealth Management
46,497	Ltd. (India)	856,651
	Onemi Technology Solutions Ltd.
52,289	(India)*	168,737
112,916	PB Fintech Ltd. (India)*	2,224,362
30,998	Piramal Finance Ltd. (India)	749,179
195,416	RBL Bank Ltd. (India)(a)	780,894
	SBI Funds Management Ltd.
43,563	(India)*	264,313
	SBI Life Insurance Co. Ltd.
107,369	(India)(a)	1,963,367
92,288	Spandana Sphoorty Financial Ltd. (India)*	233,626
267,849	State Bank of India (India)	2,982,940
235,483	Tata Capital Ltd. (India)	910,202

		50,237,034

Health Care – 9.9%
	Apollo Hospitals Enterprise Ltd.
27,761	(India)	2,595,377
29,331	Divi’s Laboratories Ltd. (India)	2,917,345
43,134	Dr Lal PathLabs Ltd. (India)(a)	876,717
	Jupiter Life Line Hospitals Ltd.
318,165	(India)	988,110
32,807	Laurus Labs Ltd. (India)(a)	660,061
56,978	Laxmi Dental Ltd. (India)*	117,031
134,740	Medi Assist Healthcare Services Ltd. (India)*(a)	466,020
61,974	Molbio Diagnostics Ltd. (India)*	707,307
37,907	Rubicon Research Ltd.	724,676
105,197	SAI Life Sciences Ltd. (India)*(a)	1,613,302
158,178	Sun Pharmaceutical Industries Ltd. (India)	3,298,462
	Torrent Pharmaceuticals Ltd.
37,686	(India)	2,005,829

		16,970,237

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INDIA EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – 12.8%
34,559	Adani Enterprises Ltd. (India)	$1,038,100
184,649	Afcons Infrastructure Ltd. (India)	554,153
448,361	Bharat Electronics Ltd. (India)	1,952,309
266,818	Bharat Heavy Electricals Ltd. (India)	1,240,864
6,541	Cera Sanitaryware Ltd. (India)	393,808
149,157	CMS Info Systems Ltd. (India)	381,741
84,731	Computer Age Management Services Ltd. (India)	696,142
173,057	Diamond Power Infrastructure Ltd. (India)*	631,455
16,718	Doms Industries Ltd. (India)	392,125
	Hindustan Aeronautics Ltd.
46,208	(India)	2,331,051
68,007	INOX India Ltd. (India)	1,524,886
15,089	KEI Industries Ltd. (India)	910,005
162,017	Praj Industries Ltd. (India)	585,385
515,592	Shiprocket Ltd. (India)*	752,360
25,748	Siemens Energy India Ltd. (India)	873,657
26,003	Siemens Ltd. (India)	1,100,974
2,499,041	Suzlon Energy Ltd. (India)*	1,247,666
464,671	Tata Motors Ltd. (India)	2,299,891
197,421	TD Power Systems Ltd. (India)	1,611,621
	Techno Electric & Engineering
97,632	Co. Ltd. (India)	1,007,336
57,594	Titagarh Rail System Ltd. (India)	495,031

		22,020,560

Information Technology – 6.6%
50,880	AurionPro Solutions Ltd. (India)	379,109
135,334	Coforge Ltd. (India)	2,822,810
	Cognizant Technology Solutions
24,718	Corp., Class A	1,596,288
	Honeywell Automation India Ltd.
1,051	(India)	392,326
229,693	Infosys Ltd. (India)	2,736,105
	Netweb Technologies India Ltd.
11,535	(India)	628,806
	Newgen Software Technologies
108,288	Ltd. (India)	601,674
30,631	Persistent Systems Ltd. (India)	1,800,409
	R Systems International Ltd.
98,868	(India)	254,802
	Tata Consultancy Services Ltd.
6,299	(India)	158,783

		11,371,112

Materials – 9.4%
54,358	APL Apollo Tubes Ltd. (India)*	1,269,783
	Archean Chemical Industries
107,629	Ltd. (India)	548,937
	CMR Green Technologies Ltd.
119,825	(India)*	290,532

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
65,936	Grasim Industries Ltd. (India)	$2,335,231
57,198	Gravita India Ltd. (India)*	1,081,808
203,859	Hindalco Industries Ltd. (India)	2,174,889
87,641	Jindal Stainless Ltd. (India)	646,526
439,106	JSW Cement Ltd. (India)(a)	581,376
34,711	JSW Dulux Ltd. (India)	1,154,040
152,413	JSW Steel Ltd. (India)	2,094,010
41,650	Midwest Ltd. (India)*	479,945
	Navin Fluorine International Ltd.
19,155	(India)	1,745,924
38,284	Sudeep Pharma Ltd. (India)	486,568
424,732	Tata Steel Ltd. (India)	822,634
	Tatva Chintan Pharma Chem Pvt
20,642	Ltd. (India)	352,783

		16,064,986

Real Estate – 2.4%
63,880	Aditya Birla Real Estate Ltd. (India)	909,731
	Awfis Space Solutions Ltd.
85,477	(India)*	232,504
122,826	Brigade Enterprises Ltd. (India)	846,337
77,826	Godrej Properties Ltd. (India)	1,647,342
	Wework India Management Ltd.
70,957	(India)*	510,402

		4,146,316

Utilities – 1.8%
237,644	Acme Solar Holdings Ltd. (India)	1,003,569
1,282,885	NHPC Ltd. (India)	1,034,058
268,357	Tata Power Co. Ltd. (The) (India)	978,343

		3,015,970

TOTAL COMMON STOCKS
(Cost $166,346,715)		169,429,372

Shares	Dividend Rate	Value

Investment Company – 1.8%(b)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
3,079,160	3.574%(c)	3,079,160
(Cost $3,079,160)

TOTAL INVESTMENTS – 100.5%
(Cost $169,425,875)		$172,508,532

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%		(838,158)

NET ASSETS – 100.0%		$171,670,374

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

(c)	Represents 1-day yield at August 31, 2026.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS INDIA EQUITY ETF

Schedule of Investments (continued) August 31, 2026

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
IFSC NIFTY 50	31	09/29/26	$1,502,012	$(9,818)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 10.5%
11,098	Alphabet, Inc., Class A	$3,766,106
66,605	AMC Entertainment Holdings, Inc., Class A*	175,837
63,420	Baidu, Inc., Class A (China)*	778,259
13,198	Bilibili, Inc., Class Z (China)*	217,349
24,171	Comcast Corp., Class A	643,432
12,501	Cover Corp. (Japan)*	131,276
	CTS Eventim AG & Co. KGaA
3,324	(Germany)	225,878
9,720	Grindr, Inc.*	150,466
19,722	Hello Group, Inc. ADR (China)	109,260
2,770	IDT Corp., Class B	188,969
89,741	iQIYI, Inc. ADR (China)*	83,809
2,414	Iridium Communications, Inc.	113,410
2,908	JOYY, Inc. ADR (China)	217,053
71,753	Kuaishou Technology (China)(a)	307,357
	Liberty Live Holdings, Inc.,
2,045	Class C*	211,698
	Liberty Media Corp.-Liberty
3,966	Formula One, Class C*	396,402
2,414	Live Nation Entertainment, Inc.*	434,255
	Madison Square Garden
1,842	Entertainment Corp.*	143,105
505	Madison Square Garden Sports Corp.*	194,289
5,322	Match Group, Inc.	216,339
5,239	Meta Platforms, Inc., Class A	2,998,489
6,281	MIXI, Inc. (Japan)	143,166
26,072	NetEase, Inc. (China)	639,885
14,241	Netflix, Inc.*	1,154,233
119,691	Newborn Town, Inc. (China)*(b)	134,893
14,860	Nexon Co. Ltd. (Japan)	294,976
	Paramount Skydance Corp.,
31,930	Class B(b)	348,356
45,251	Playtika Holding Corp.	102,720
22,476	RUM Group, Inc.*(b)	201,385
40,508	Snap, Inc., Class A*	224,819
1,226	Sphere Entertainment Co.*	167,104
876	Spotify Technology SA*	476,211
1,943	Take-Two Interactive Software, Inc.*	426,877
39,684	Tencent Holdings Ltd. (China)	2,293,171
	Tencent Music Entertainment
61,782	Group, Class A (China)	265,749
1,678	TKO Group Holdings, Inc.	306,420
	Ubisoft Entertainment SA
13,381	(France)*(b)	78,556
7,911	Walt Disney Co. (The)	850,828
15,528	Warner Bros Discovery, Inc.*	443,014
	Warner Music Group Corp.,
8,884	Class A	250,618
19,633	Weibo Corp. ADR (China)	134,093
	Yalla Group Ltd. ADR (United
11,382	Arab Emirates)*	62,487
1,788	Ziff Davis, Inc.*	98,608

		20,801,207

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – 14.3%
2,820	Academy Sports & Outdoors, Inc.	$121,147
1,682	adidas AG (Germany)	295,807
2,740	Airbnb, Inc., Class A*	502,023
	Alibaba Group Holding Ltd.
113,223	(China)	1,649,390
14,327	Amazon.com, Inc.*	3,721,725
2,034	American Public Education, Inc.*	92,852
28,563	ANTA Sports Products Ltd. (China)	283,105
6,964	Aptiv PLC*	311,709
	Bandai Namco Holdings, Inc.
6,536	(Japan)	234,108
2,369	Booking Holdings, Inc.	471,644
4,646	BorgWarner, Inc.	298,087
12,226	Carnival Corp. Ltd.	292,079
4,470	Carvana Co.*	328,366
6,694	Chewy, Inc., Class A*	159,317
2,673	Columbia Sportswear Co.	153,430
22,072	Coursera, Inc.*	143,909
1,673	Dick’s Sporting Goods, Inc.	226,022
1,266	Duolingo, Inc.*	187,824
3,781	eBay, Inc.	391,560
2,525	Etsy, Inc.*	205,358
945	Expedia Group, Inc.	299,678
49,535	Ford Motor Co.	690,518
9,902	GameStop Corp., Class A*	181,999
8,565	General Motors Co.	739,331
110	Graham Holdings Co., Class B	124,178
972	Grand Canyon Education, Inc.*	143,982
82,018	Hesai Group (China)*(b)	170,747
43,104	Honda Motor Co. Ltd. (Japan)	461,554
1,461	InterContinental Hotels Group PLC	237,632
	JD Sports Fashion PLC (United
148,666	Kingdom)	174,754
24,865	JD.com, Inc., Class A (China)	355,880
	Jumia Technologies AG ADR
13,750	(Germany)*(b)	94,738
8,006	Las Vegas Sands Corp.	350,743
48,309	Li Auto, Inc., Class A (China)*	294,687
76,720	Li Ning Co. Ltd. (China)	133,391
6,213	Life Time Group Holdings, Inc.*	261,070
27,350	Lucid Group, Inc.*(b)	132,647
2,246	Lululemon Athletica, Inc.*	270,104
10,330	Macy’s, Inc.	226,847
715	MercadoLibre, Inc. (Brazil)*	1,384,383
90,614	Metaplanet, Inc. (Japan)*	177,035
7,252	MGM Resorts International*	299,943
	Mobileye Global, Inc., Class A
24,537	(Israel)*	209,301
	New Oriental Education &
45,036	Technology Group, Inc. (China)	260,818
10,751	NIKE, Inc., Class B	419,934
81,049	NIO, Inc., Class A (China)*	343,042
	On Holding AG, Class A
5,528	(Switzerland)*	157,548

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
4,626	PDD Holdings, Inc. ADR (China)*	$388,584
11,744	Pearson PLC (United Kingdom)	196,404
29,397	Peloton Interactive, Inc., Class A*	157,568
6,011	Penn Entertainment, Inc.*	100,444
3,615	Planet Fitness, Inc., Class A*	186,534
23,233	Prosus NV (China)*	1,034,430
43,501	Rakuten Group, Inc. (Japan)*	211,383
23,162	Rivian Automotive, Inc., Class A*	371,982
10,360	Sea Ltd. ADR (Singapore)*	1,175,653
28,586	Sony Group Corp. (Japan)	718,879
2,296	Stride, Inc.*	199,040
16,720	TAL Education Group ADR (China)*	196,293
6,481	Tesla, Inc.*	2,384,684
49,279	Toyota Motor Corp. (Japan)	973,885
717	Ulta Beauty, Inc.*	385,101
16,067	Vinfast Auto Ltd. (Vietnam)*(b)	50,531
1,950	Wayfair, Inc., Class A*	193,577
28,902	WeRide, Inc., Class A (China)*(b)	56,666
61,431	XPeng, Inc., Class A (China)*	351,849
35,890	Yamaha Motor Co. Ltd. (Japan)	429,255

		28,428,688

Consumer Staples – 1.4%
	Alibaba Health Information
578,007	Technology Ltd. (China)*	227,832
43,179	East Buy Holding Ltd. (China)*(a)	135,167
7,735	Kroger Co. (The)	445,072
	Natural Grocers by Vitamin
3,156	Cottage, Inc.	86,380
3,447	Target Corp.	554,553
12,260	Walmart, Inc.	1,285,706

		2,734,710

Energy – 1.3%
12,966	Enbridge, Inc. (Canada)	656,764
13,471	Equinor ASA ADR (Norway)	576,559
6,367	Oceaneering International, Inc.*	329,556
10,088	TotalEnergies SE (France)	885,078

		2,447,957

Financials – 13.6%
11,483	3i Group PLC (United Kingdom)	440,282
333	Adyen NV (Netherlands)*(a)	405,149
4,627	Affirm Holdings, Inc.*	344,480
1,916	American Express Co.	632,606
749	Ameriprise Financial, Inc.	414,279
5,050	Apollo Global Management, Inc.	689,729
3,559	Ares Management Corp., Class A	509,542
861	Blackrock, Inc.	994,980
5,877	Blackstone, Inc.	841,822
11,942	Block, Inc.*	979,483
23,233	Blue Owl Capital Corp.	267,877
2,042	Bread Financial Holdings, Inc.	213,328
7,963	Carlyle Group, Inc. (The)	385,330
6,270	Charles Schwab Corp. (The)	688,571
3,790	Coinbase Global, Inc., Class A*	712,975

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
2,754	Eurazeo SE (France)	$160,752
3,029	Euronet Worldwide, Inc.*	210,546
996	Evercore, Inc., Class A	285,284
4,970	EVERTEC, Inc. (Puerto Rico)	147,261
1,091	FactSet Research Systems, Inc.	342,083
	Fidelity National Information
7,977	Services, Inc.	325,222
5,912	Figure Technology Solutions, Inc., Class A*	216,911
9,681	Fiserv, Inc.*	516,094
9,654	Flywire Corp.*	182,364
7,514	Galaxy Digital, Inc., Class A*	184,844
9,858	GCM Grosvenor, Inc., Class A	135,942
	Goldman Sachs Group, Inc.
1,187	(The)(c)	1,217,743
10,236	Green Dot Corp., Class A*	136,036
3,623	Integral Corp. (Japan)	67,086
	Interactive Brokers Group, Inc.,
6,822	Class A	663,712
5,068	Intercontinental Exchange, Inc.	814,428
10,476	Invesco Ltd.	343,403
2,161	Jack Henry & Associates, Inc.	362,854
7,592	KKR & Co., Inc.	832,994
4,062	Lazard, Inc.	175,600
6,356	Lincoln International, Inc.*	160,426
9,500	Marqeta, Inc., Class A*	155,990
2,469	Mastercard, Inc., Class A	1,455,006
4,973	Morgan Stanley	1,060,840
1,172	Morningstar, Inc.	256,598
1,039	MSCI, Inc.	592,895
2,466	Northern Trust Corp.	457,591
34,596	OSL Group Ltd. (China)*	51,722
	Pagseguro Digital Ltd., Class A
18,559	(Brazil)	167,402
11,335	PayPal Holdings, Inc.	596,958
9,405	Qfin Holdings, Inc. ADR (China)	81,447
54,857	Regal Partners Ltd. (Australia)(b)	101,821
5,260	Robinhood Markets, Inc., Class A*	551,301
1,763	S&P Global, Inc.	768,386
2,142	Sezzle, Inc.*	258,218
23,671	SoFi Technologies, Inc.*	423,238
20,322	StoneCo Ltd., Class A (Brazil)	197,123
2,786	T. Rowe Price Group, Inc.	310,026
9,423	Toast, Inc., Class A*	321,230
3,596	Tradeweb Markets, Inc., Class A	387,289
	Up Fintech Holding Ltd. ADR
24,524	(China)*	123,601
2,889	Virtu Financial, Inc., Class A	189,634
4,188	Visa, Inc., Class A	1,588,802
	WAG Payment Solutions PLC
66,361	(Czech Republic)	91,232
1,344	WEX, Inc.*	256,140
8,973	WisdomTree, Inc.	215,890
	ZhongAn Online P&C Insurance
106,749	Co. Ltd., Class H (China)*(a)	155,508
86,328	Zip Co. Ltd. (Australia)*	154,667

		26,972,573

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – 21.5%
3,791	10X Genomics, Inc., Class A*	$236,748
10,114	Abbott Laboratories	1,116,181
4,920	AbbVie, Inc.	1,261,586
24,399	AdaptHealth Corp.*	136,390
10,711	Adaptive Biotechnologies Corp.*	266,918
2,773	Agilent Technologies, Inc.	425,822
2,271	Amgen, Inc.	976,258
6,149	AstraZeneca PLC (United Kingdom)	997,917
11,418	Baxter International, Inc.	296,868
6,525	Bayer AG (Germany)	371,696
5,072	Beam Therapeutics, Inc.*	149,269
6,972	Beta Bionics, Inc.*	139,091
2,566	Biogen, Inc.*	555,924
5,106	BioNTech SE ADR (Germany)*	518,821
4,301	Bio-Techne Corp.	311,005
9,048	Boston Scientific Corp.*	437,018
12,732	Bristol-Myers Squibb Co.	850,625
4,442	Castle Biosciences, Inc.*	146,719
	CRISPR Therapeutics AG
6,102	(Switzerland)*	347,692
2,677	Danaher Corp.	571,700
6,928	Dexcom, Inc.*	630,864
4,184	Edwards Lifesciences Corp.*	379,698
1,576	Eli Lilly & Co.	1,823,007
6,127	Exelixis, Inc.*	334,779
7,400	GE HealthCare Technologies, Inc.	527,102
1,956	GeneDx Holdings Corp.*	165,888
6,263	Gilead Sciences, Inc.	916,527
2,424	Globus Medical, Inc., Class A*	197,241
24,168	GSK PLC (United Kingdom)	607,336
	Guangdong True Health Medical
1,604	Technology Development Co. Ltd., Class H (China)*	128,904
3,087	Guardant Health, Inc.*	490,895
92,314	HBM Holdings Ltd. (China)*(a)	166,274
	HUTCHMED China Ltd.
65,357	(China)*(b)	161,490
	Hygeia Healthcare Holdings Co.
73,611	Ltd. (China)*(a)(b)	96,811
16,345	Hyperliquid Strategies, Inc.*	200,226
7,118	Ideaya Biosciences, Inc.*	285,432
3,035	Illumina, Inc.*	648,367
33,860	ImmunityBio, Inc.*	269,187
3,172	Incyte Corp.*	390,854
2,711	Insmed, Inc.*	330,254
2,408	Insulet Corp.*	357,973
15,697	Intellia Therapeutics, Inc.*	199,823
2,197	Intuitive Surgical, Inc.*	827,961
29,214	Iovance Biotherapeutics, Inc.*	238,678
1,767	iRhythm Holdings, Inc.*	210,167
6,259	Johnson & Johnson	1,663,955
5,327	JS Link, Inc. (South Korea)*	128,446
7,170	Kestra Medical Technologies Ltd.*(b)	184,628
	Koninklijke Philips NV
18,438	(Netherlands)	490,677
11,887	Kura Oncology, Inc.*	150,371

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
	Lakefront Biotherapeutics NV
3,441	(Belgium)*(b)	$98,168
19,343	M3, Inc. (Japan)	222,143
47,842	MannKind Corp.*	191,846
	Maravai LifeSciences Holdings,
25,380	Inc., Class A*	193,903
10,594	Medtronic PLC	960,346
8,236	MeiraGTx Holdings PLC*	113,739
8,532	Merck & Co., Inc.	1,260,688
95,903	Mesoblast Ltd. (Australia)*	162,200
	Microport Scientific Corp.
244,384	(China)*	189,383
13,176	MiniMed Group, Inc.*(b)	266,946
8,828	Moderna, Inc.*	1,238,922
1,403	Natera, Inc.*	451,710
9,174	NeoGenomics, Inc.*	164,306
7,798	Novartis AG	1,189,655
	Novo Nordisk A/S ADR
20,355	(Denmark)	922,692
	Ono Pharmaceutical Co. Ltd.
16,318	(Japan)	250,398
10,316	Personalis, Inc.*	173,103
37,516	Pfizer, Inc.	1,067,705
	Pharmaron Beijing Co. Ltd.,
110,032	Class H (China)(a)	392,726
15,406	PHC Holdings Corp. (Japan)	154,161
26,113	Prime Medicine, Inc.*	93,746
7,497	Procept Biorobotics Corp.*	158,936
6,361	QIAGEN NV	275,368
961	Regeneron Pharmaceuticals, Inc.	767,916
11,837	REGENXBIO, Inc.*	112,452
2,607	ResMed, Inc.	625,941
1,985	Revolution Medicines, Inc.*	408,056
2,231	Revvity, Inc.	287,063
2,703	Roche Holding AG	1,180,294
8,037	Sanofi SA	717,082
11,035	Sarepta Therapeutics, Inc.*	232,066
	Shanghai MicroPort MedBot
	Group Co. Ltd., Class H
59,201	(China)*(b)	159,948
	Shenzhen Edge Medical Co.
16,701	Ltd., Class H (China)*	74,053
	Smith & Nephew PLC (United
20,559	Kingdom)	296,160
7,480	Strive, Inc., Class A*(b)	181,166
2,243	Stryker Corp.	726,283
9,481	Tandem Diabetes Care, Inc.*	208,677
21,974	Taysha Gene Therapies, Inc.*	125,032
18,213	Teladoc Health, Inc.*	115,470
4,238	Tempus AI, Inc., Class A*	267,206
1,766	Twist Bioscience Corp.*	245,474
472	UFP Technologies, Inc.*	140,632
8,839	Ultragenyx Pharmaceutical, Inc.*	222,831
4,211	uniQure NV (Netherlands)*	204,992
5,726	Veracyte, Inc.*	247,306
1,879	Vertex Pharmaceuticals, Inc.*	1,023,153
	Well Health Technologies Corp.
72,538	(Canada)*(b)	223,951

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
2,622 Zimmer Biomet Holdings, Inc.		$ 262,305

		42,566,362

Industrials – 6.6%
40,170	3D Systems Corp.*	131,758
7,210	ABB Ltd. (Switzerland)	704,982
2,130	AeroVironment, Inc.*	315,985
6,143	American Superconductor Corp.*	176,365
374	CACI International, Inc., Class A*	233,006
904	Calian Group Ltd. (Canada)	48,594
3,830	CS Wind Corp. (South Korea)*	136,846
1,858	Daihen Corp. (Japan)	149,738
547	Doosan Co. Ltd. (South Korea)	504,794
	Doosan Enerbility Co. Ltd.
7,754	(South Korea)*	467,416
	Doosan Robotics, Inc. (South
4,120	Korea)*	213,737
104,475	Estun Automation Co. Ltd., Class H (China)*	228,559
	Exail Technologies SA
1,753	(France)*(b)	253,314
5,077	ExlService Holdings, Inc.*	193,332
8,620	FANUC Corp. (Japan)	326,836
	Goldwind Science & Technology
261,162	Co. Ltd., Class H (China)	317,487
	Grab Holdings Ltd., Class A
89,740	(Singapore)*	317,680
	Kawasaki Heavy Industries Ltd.
16,627	(Japan)	268,727
	Korea Aerospace Industries Ltd.
2,050	(South Korea)	196,222
	Kratos Defense & Security
6,317	Solutions, Inc.*	322,041
1,281	L3Harris Technologies, Inc.	341,066
	LIG Defense&Aerospace Co.
621	Ltd. (South Korea)	314,901
2,871	Liquidity Services, Inc.*	119,663
1,576	Lockheed Martin Corp.	884,498
13,364	Lyft, Inc., Class A*	225,852
6,628	MDA Space Ltd. (Canada)*	191,386
7,682	Nordex SE (Germany)*	336,770
2,438	Proto Labs, Inc.*	195,186
	Rainbow Robotics (South
831	Korea)*	279,611
20,146	Red Cat Holdings, Inc.*(b)	173,054
	Shanghai Seer Intelligent
	Technology Co. Ltd., Class H
8,074	(China)*	71,272
3,997	Siemens Energy AG (Germany)	660,130
	SK oceanplant Co. Ltd. (South
10,131	Korea)*	102,154
5,623	SS&C Technologies Holdings, Inc.	466,540
18,431	Stratasys Ltd.*	142,840
17,082	Sunrun, Inc.*	146,393
4,764	Symbotic, Inc.*	188,988
1,840	Terra Drone Corp. (Japan)*(b)	204,745

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
2,960	Textron, Inc.	$238,458
952	Thales SA (France)	269,494
8,086	Uber Technologies, Inc.*	611,706
	UBTech Robotics Corp. Ltd.,
16,069	Class H (China)*(b)	173,823
	UISEE Technologies Beijing Co.
10,796	Ltd., Class H (China)*	79,187
1,610	Verisk Analytics, Inc.	311,986
2,641	Xometry, Inc., Class A*	244,794
6,550	Yaskawa Electric Corp. (Japan)	196,055
1,574	Yuil Robotics Co. Ltd. (South Korea)*	76,365

		12,754,336

Information Technology – 28.1%
5,349	ACI Worldwide, Inc.*	284,995
1,955	Adobe, Inc.*	572,404
2,397	Advanced Micro Devices, Inc.*	1,128,316
5,837	Aeva Technologies, Inc.*	91,407
2,260	Akamai Technologies, Inc.*	245,481
2,026	Alarm.com Holdings, Inc.*	116,617
8,451	Alkami Technology, Inc.*	172,400
5,537	Ambarella, Inc.*	384,157
10,876	Appier Group, Inc. (Japan)*	97,867
12,551	Apple, Inc.	3,976,784
3,229	Arista Networks, Inc.*	631,883
48,668	Aurora Innovation, Inc.*	274,001
2,293	Autodesk, Inc.*	592,809
32,264	BigBear.ai Holdings, Inc.*(b)	100,986
	Bitdeer Technologies Group,
17,445	Class A*	189,278
	BitMine Immersion
11,868	Technologies, Inc.	300,498
	Black Sesame International
82,882	Holding Ltd. (China)*	104,880
25,195	BlackBerry Ltd. (Canada)*	205,339
3,756	Broadcom, Inc.	1,390,997
	BYD Electronic International
64,128	Co. Ltd. (China)	220,869
12,978	C3.ai, Inc., Class A*	140,422
900	Cadence Design Systems, Inc.*	304,902
10,425	Canadian Solar, Inc. (Canada)*	128,540
3,577	CEVA, Inc.*	96,758
	Check Point Software
1,796	Technologies Ltd. (Israel)*	249,482
655	Ciena Corp.*	250,734
	CIG Shanghai Co. Ltd., Class H
21,242	(China)	272,323
14,883	Cipher Digital Inc*	230,687
3,450	Circle Internet Group, Inc.*	329,647
8,382	Cisco Systems, Inc.	926,127
18,132	Cleanspark, Inc.*	210,694
1,460	Cloudflare, Inc., Class A*	445,461
5,480	Cognex Corp.	334,061
10,322	Core Scientific, Inc.*	168,249
	Crowdstrike Holdings, Inc.,
3,598	Class A*	831,138
12,482	Dassault Systemes (France)	331,159
2,268	Digi International, Inc.*	169,964

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
9,228	Digital Garage, Inc. (Japan)	$133,426
3,301	Docusign, Inc.*	218,757
1,206	EPAM Systems, Inc.*	142,103
2,861	Everforth, Inc.*	92,754
6,953	Extreme Networks, Inc.*	156,373
1,860	First Solar, Inc.*	375,534
3,970	Five9, Inc.*	137,203
3,471	Fortinet, Inc.*	593,298
6,330	Gen Digital, Inc.	196,230
6,765	GMO internet group, Inc. (Japan)	177,836
9,650	GPGI, Inc.	127,573
9,414	Hewlett Packard Enterprise Co.	491,787
	Hive Digital Technologies Ltd.
50,941	(Canada)*(b)	141,840
16,136	HP, Inc.	484,403
833	HubSpot, Inc.*	217,713
2,465	Hut 8 Corp.*	193,868
26,499	Infosys Ltd. ADR (India)(b)	319,578
24,815	Intel Corp.*	2,221,191
704	InterDigital, Inc.	235,861
3,259	International Business Machines Corp.	762,182
7,179	IREN Ltd. (Australia)*(b)	266,449
1,287	Itron, Inc.*	124,852
1,328	Keysight Technologies, Inc.*	428,546
5,401	Kontron AG (Austria)*(b)	137,396
	Lightspeed Commerce, Inc.
10,895	(Canada)*	114,821
5,724	Macnica Holdings, Inc. (Japan)	132,979
	Macquarie Technology Group
2,517	Ltd. (Australia)*	102,619
25,060	MARA Holdings, Inc.*	269,896
2,965	Marvell Technology, Inc.	627,572
2,230	MaxLinear, Inc.*	133,599
1,009	Micron Technology, Inc.	967,359
7,866	Microsoft Corp.	3,990,343
795	Motorola Solutions, Inc.	385,814
891	Nagarro SE (Germany)	80,936
	NCC Group PLC (United
43,068	Kingdom)(b)	84,668
5,261	nCino, Inc.*	118,899
15,348	NCR Voyix Corp.*	128,616
	Nebius Group NV
2,985	(Netherlands)*	615,865
2,883	Nemetschek SE (Germany)	235,427
4,046	NETGEAR, Inc.*	85,613
3,238	NetScout Systems, Inc.*	125,732
1,902	Nice Ltd. ADR (Israel)*	207,660
47,927	Nokia OYJ ADR (Finland)	485,980
3,373	Novanta, Inc.*	493,200
17,557	NVIDIA Corp.	3,876,234
	NXP Semiconductors NV
1,687	(Netherlands)	378,968
2,193	Okta, Inc.*	379,477
35,972	Ondas, Inc.*(b)	275,366
7,094	Open Text Corp. (Canada)(b)	176,953
4,258	Oracle Corp.	634,953
709	OSI Systems, Inc.*	147,408
6,280	Ouster, Inc.*	216,283

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
4,455	Palantir Technologies, Inc., Class A*	$830,323
2,261	Palo Alto Networks, Inc.*	863,996
26,580	Pony AI, Inc., Class A (China)*	189,535
1,413	PTC, Inc.*	220,061
4,055	Q2 Holdings, Inc.*	263,737
1,776	Qorvo, Inc.*	170,638
4,301	QUALCOMM, Inc.	733,234
799	Qualys, Inc.*	148,726
11,225	Quantum Computing, Inc.*(b)	92,382
7,257	Rapid7, Inc.*	97,679
	Renishaw PLC (United
2,656	Kingdom)	183,831
2,396	RingCentral, Inc., Class A	166,810
15,951	Riot Platforms, Inc.*	302,989
	RoboSense Technology Co. Ltd.
43,370	(China)*(b)	99,915
	Robostar Co. Ltd. (South
2,374	Korea)*	135,647
3,096	Salesforce, Inc.	797,344
2,853	SAP SE (Germany)	632,652
37,121	SEALSQ Corp. (Switzerland)*(b)	92,431
10,194	Seiko Epson Corp. (Japan)	206,121
2,069	Semtech Corp.*	275,094
9,847	SentinelOne, Inc., Class A*	217,619
4,059	ServiceNow, Inc.*	600,691
9,318	Shopify, Inc., Class A (Canada)*	1,372,999
999	Silicon Laboratories, Inc.*	218,831
3,865	Skyworks Solutions, Inc.	258,994
1,505	Snowflake, Inc.*	498,802
4,383	SolarEdge Technologies, Inc.*	141,133
14,370	SoundHound AI, Inc., Class A*(b)	102,889
5,668	Strategy, Inc.*	753,504
6,159	Super Micro Computer, Inc.*	229,608
1,397	Synaptics, Inc.*	135,118
	Taiwan Semiconductor
	Manufacturing Co. Ltd. ADR
3,419	(Taiwan)	1,419,979
	Telefonaktiebolaget LM Ericsson
25,199	ADR (Sweden)(b)	254,258
4,525	Tenable Holdings, Inc.*	172,629
2,527	Teradyne, Inc.	884,020
16,549	Terawulf, Inc.*	250,386
4,463	Trend Micro, Inc. (Japan)	167,598
34,780	Tuya, Inc. ADR (China)	65,386
3,116	Varonis Systems, Inc.*	136,387
1,053	Zebra Technologies Corp., Class A*	372,288
	Zeta Global Holdings Corp.,
5,837	Class A*	180,772
4,077	Zoom Communications, Inc.*	394,164
1,911	Zscaler, Inc.*	360,004

		56,043,513

Real Estate – 0.6%
2,107	American Tower Corp. REIT	370,200
2,020	Digital Realty Trust, Inc. REIT	374,892
426	Equinix, Inc. REIT	445,903

		1,190,995

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)
Utilities – 1.8%
276,344	Beijing Jingneng Clean Energy Co. Ltd., Class H (China)	$58,164
5,988	Brookfield Renewable Corp. (Canada)(b)	192,514
11,582	Brookfield Renewable Partners LP (Canada)	366,851
9,048	Central Puerto SA ADR (Argentina)*	123,234
8,442	Dominion Energy, Inc.	557,256
16,677	Engie SA (France)	476,552
7,446	NextEra Energy, Inc.	613,104
32,683	ReNew Energy Global PLC, Class A (India)*	222,244
7,245	RWE AG (Germany)	493,502
14,735	SSE PLC (United Kingdom)	489,255

		3,592,676

TOTAL COMMON STOCKS
(Cost $154,919,298)		197,533,017

Shares	Dividend Rate	Value

Investment Company – 0.0%(c)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
40,507	3.574%(d)	40,507
(Cost $40,507)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $154,959,805)		197,573,524

Securities Lending Reinvestment Vehicle – 2.7%(c)
Goldman Sachs Financial Square Government Fund - Institutional Shares
5,250,075	3.585%(d)	5,250,075
(Cost $5,250,075)

TOTAL INVESTMENTS – 102.4%
(Cost $160,209,880)		$202,823,599

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.4)%		(4,801,057)

NET ASSETS – 100.0%		$198,022,542

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

(d)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 7.7%

53,695	Alphabet, Inc., Class A	$18,221,398
43,815	Alphabet, Inc., Class C	14,695,989
2,343	Fox Corp., Class A	157,801
1,693	Fox Corp., Class B	101,952
2,172	Match Group, Inc.	88,292
48,084	Netflix, Inc.*	3,897,208
4,294	News Corp., Class A	131,869
1,411	News Corp., Class B	48,552
5,383	T-Mobile US, Inc.	971,309
47,177	Verizon Communications, Inc.	2,359,794
20,157	Walt Disney Co. (The)	2,167,885
26,422	Warner Bros Discovery, Inc.*	753,820

		43,595,869

Consumer Discretionary – 9.0%

4,738	Airbnb, Inc., Class A*	868,096
108,831	Amazon.com, Inc.*	28,271,029
2,464	Aptiv PLC*	110,289
189	AutoZone, Inc.*	565,344
2,340	Bath & Body Works, Inc.	45,045
2,190	Best Buy Co., Inc.	175,528
9,230	Booking Holdings, Inc.	1,837,601
2,468	BorgWarner, Inc.	158,347
716	Burlington Stores, Inc.*	185,988
2,299	Caesars Entertainment, Inc.*	68,280
1,605	CarMax, Inc.*	98,435
14,485	Carnival Corp. Ltd.	346,047
310	Choice Hotels International, Inc.(a)	32,042
1,306	Darden Restaurants, Inc.	279,824
1,646	Deckers Outdoor Corp.*	143,334
5,124	eBay, Inc.	530,641
1,055	Etsy, Inc.*	85,803
1,318	Expedia Group, Inc.	417,964
44,289	Ford Motor Co.	617,389
2,591	Gap, Inc. (The)	57,805
1,849	Garmin Ltd.	525,319
10,253	General Motors Co.	885,039
1,571	Genuine Parts Co.	213,138
1,580	Hasbro, Inc.	148,678
2,586	Hilton Worldwide Holdings, Inc.	817,900
11,294	Home Depot, Inc. (The)	3,702,512
3,476	Las Vegas Sands Corp.	152,284
585	Lear Corp.	73,119
6,357	Lowe’s Cos., Inc.	1,301,278
1,162	Lululemon Athletica, Inc.*	139,742
3,028	Macy’s, Inc.	66,495
	Marriott International, Inc.,
2,518	Class A	860,552
3,506	Mattel, Inc.*	52,415
8,111	McDonald’s Corp.	2,137,573
193	Murphy USA, Inc.	99,470
13,277	NIKE, Inc., Class B	518,600
5,151	Norwegian Cruise Line Holdings Ltd.*	83,137
373	Pool Corp.	69,572
517	PVH Corp.	38,341
431	Ralph Lauren Corp.	149,514
3,618	Ross Stores, Inc.	826,858

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)

2,874	Royal Caribbean Cruises Ltd.	$772,359
1,550	Service Corp. International	126,542
12,906	Starbucks Corp.	1,371,262
2,321	Tapestry, Inc.	286,388
506	Ulta Beauty, Inc.*	271,773
3,985	VF Corp.	53,558
1,113	Wayfair, Inc., Class A*	110,487
711	Whirlpool Corp.	29,037
840	Wyndham Hotels & Resorts, Inc.	61,874
866	Wynn Resorts Ltd.	79,048
881	YETI Holdings, Inc.*	36,165
3,164	Yum! Brands, Inc.	485,073

		51,439,933

Consumer Staples – 4.9%

18,923	Altria Group, Inc.	1,295,847
5,360	Archer-Daniels-Midland Co.	435,714
491	Brown-Forman Corp., Class A	13,375
1,606	Brown-Forman Corp., Class B	42,671
1,460	Bunge Global SA	169,667
2,172	Campbell’s Company (The)(a)	51,433
1,364	Clorox Co. (The)	133,236
43,618	Coca-Cola Co. (The)	3,867,608
9,015	Colgate-Palmolive Co.	809,727
5,038	Costco Wholesale Corp.	4,755,318
680	elf Beauty, Inc.*	74,154
	Estee Lauder Cos., Inc. (The),
2,783	Class A	284,701
5,982	General Mills, Inc.	246,458
1,633	Hershey Co. (The)	287,751
3,242	Hormel Foods Corp.	70,838
1,160	J M Smucker Co. (The)	152,146
21,313	Kenvue, Inc.	402,389
14,527	Keurig Dr Pepper, Inc.	462,830
3,727	Kimberly-Clark Corp.	402,330
6,516	Kroger Co. (The)	374,931
2,838	McCormick & Co., Inc.	153,876
	Mondelez International, Inc.,
14,533	Class A	902,063
15,372	PepsiCo, Inc.	2,157,306
26,347	Procter & Gamble Co. (The)	3,823,477
509	Smithfield Foods, Inc.	11,152
5,156	Target Corp.	829,497
3,104	Tyson Foods, Inc., Class A	171,155
2,517	US Foods Holding Corp.*	263,882
49,356	Walmart, Inc.	5,175,964

		27,821,496

Energy – 3.7%

4,241	APA Corp.	182,999
11,785	Baker Hughes Co.	748,937
2,533	Cheniere Energy, Inc.	738,851
14,705	ConocoPhillips	1,948,265
13,523	Devon Energy Corp.	656,001
2,703	Expand Energy Corp.	265,326
50,204	ExxonMobil Holdings Corp.	8,080,334
9,974	Halliburton Co.	367,542
23,107	Kinder Morgan, Inc.	744,970
3,575	Marathon Petroleum Corp.	1,334,619
8,377	Occidental Petroleum Corp.	504,128

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)

7,425	ONEOK, Inc.	$ 712,874
4,790	Phillips 66	1,181,118
2,803	Range Resources Corp.	115,820
17,824	SLB Ltd.	1,071,222
3,615	Valero Energy Corp.	1,297,496
14,473	Williams Cos., Inc. (The)	1,086,199

		21,036,701

Financials – 13.1%

2,872	Affirm Holdings, Inc.*	213,820
5,747	Aflac, Inc.	665,790
3,187	Allstate Corp. (The)	821,609
3,372	Ally Financial, Inc.	142,332
5,647	American Express Co.	1,864,470
6,588	American International Group, Inc.	503,060
1,118	Ameriprise Financial, Inc.	618,377
2,567	Aon PLC, Class A	825,342
5,112	Apollo Global Management, Inc.	698,197
609	Assurant, Inc.	171,653
910	Axis Capital Holdings Ltd.	89,890
80,216	Bank of America Corp.	4,968,579
	Bank of New York Mellon Corp.
8,409	(The)	1,356,203
1,863	Blackrock, Inc.	2,152,901
756	Brighthouse Financial, Inc.*	40,083
3,470	Brown & Brown, Inc.	250,430
6,423	Capital One Financial Corp.	1,377,798
1,281	Cboe Global Markets, Inc.	384,556
20,395	Charles Schwab Corp. (The)	2,239,779
21,172	Citigroup, Inc.	2,786,659
5,245	Citizens Financial Group, Inc.	361,223
4,394	CME Group, Inc.	1,254,487
3,574	Columbia Banking System, Inc.	105,933
3,487	Equitable Holdings, Inc.	174,803
509	Everest Group Ltd.	190,697
459	FactSet Research Systems, Inc.	143,919
	Fidelity National Information
5,422	Services, Inc.	221,055
11,045	Fifth Third Bancorp	593,890
5,876	First Horizon Corp.	142,904
5,595	Fiserv, Inc.*	298,269
2,454	Global Payments, Inc.	223,437
3,591	Goldman Sachs Group, Inc. (The)(b)	3,684,007
	Hanover Insurance Group, Inc.
432	(The)	97,679
	Hartford Insurance Group, Inc.
3,428	(The)	470,939
24,502	Huntington Bancshares, Inc.	408,816
1,933	Jefferies Financial Group, Inc.	101,753
33,183	JPMorgan Chase & Co.	11,813,812
11,275	KeyCorp	243,653
1,126	Lazard, Inc.	48,677
2,081	Lincoln National Corp.	88,630
939	LPL Financial Holdings, Inc.	347,557
1,855	M&T Bank Corp.	433,959
446	MarketAxess Holdings, Inc.	72,533
5,932	Marsh & McLennan Cos., Inc.	1,125,894

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)

8,407	Mastercard, Inc., Class A	$ 4,954,329
6,795	MetLife, Inc.	646,680
1,900	Moody’s Corp.	958,816
13,857	Morgan Stanley	2,955,975
262	Morningstar, Inc.	57,362
872	MSCI, Inc.	497,598
5,560	Nasdaq, Inc.	548,272
9,795	PayPal Holdings, Inc.	515,854
1,818	Pinnacle Financial Partners, Inc.	181,745
4,756	PNC Financial Services Group, Inc. (The)	1,139,680
388	Primerica, Inc.	111,608
2,657	Principal Financial Group, Inc.	292,695
7,155	Progressive Corp. (The)	1,560,362
4,275	Prudential Financial, Inc.	502,740
2,175	Raymond James Financial, Inc.	387,520
805	Reinsurance Group of America, Inc.	198,062
3,702	S&P Global, Inc.	1,613,480
2,511	SLM Corp.	65,211
14,807	SoFi Technologies, Inc.*	264,749
3,406	State Street Corp.	651,840
3,626	Synchrony Financial	279,492
2,653	T. Rowe Price Group, Inc.	295,226
4,218	Toast, Inc., Class A*	143,792
1,423	Tradeweb Markets, Inc., Class A	153,257
2,650	Travelers Cos., Inc. (The)	969,714
15,424	Truist Financial Corp.	764,722
2,027	Unum Group	188,957
19,078	US Bancorp	1,174,823
17,596	Visa, Inc., Class A	6,675,394
1,159	Voya Financial, Inc.	117,430
1,306	Western Alliance Bancorp	102,038
3,319	Western Union Co. (The)(a)	23,764
1,167	Willis Towers Watson PLC	395,088
1,769	Zions Bancorp NA	117,975

		74,326,304

Health Care – 9.3%

15,982	Abbott Laboratories	1,763,774
16,350	AbbVie, Inc.	4,192,467
2,628	Agilent Technologies, Inc.	403,556
1,168	Alnylam Pharmaceuticals, Inc.*	281,126
4,964	Amgen, Inc.	2,133,924
6,099	Avantor, Inc.*	88,679
4,947	Baxter International, Inc.	128,622
2,638	Becton Dickinson & Co.	496,234
1,345	Biogen, Inc.*	291,394
170	Bio-Rad Laboratories, Inc., Class A*	65,640
13,621	Boston Scientific Corp.*	657,894
18,807	Bristol-Myers Squibb Co.	1,256,496
2,625	Cardinal Health, Inc.	615,877
2,053	Cencora, Inc.	664,351
4,522	Centene Corp.*	290,945
	Charles River Laboratories
451	International, Inc.*	129,996
2,430	Cigna Group (The)	670,874
14,047	CVS Health Corp.	1,319,154

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)

5,812	Danaher Corp.	$ 1,241,211
322	DaVita, Inc.*	56,675
3,611	Dexcom, Inc.*	328,818
5,310	Edwards Lifesciences Corp.*	481,883
2,052	Elevance Health, Inc.	805,492
7,392	Eli Lilly & Co.	8,550,548
4,226	GE HealthCare Technologies, Inc.	301,018
11,491	Gilead Sciences, Inc.	1,681,593
935	Henry Schein, Inc.*	83,963
1,116	Humana, Inc.	427,685
733	IDEXX Laboratories, Inc.*	408,054
1,417	Illumina, Inc.*	302,714
1,482	Incyte Corp.*	182,612
3,256	Intuitive Surgical, Inc.*	1,227,056
1,460	Ionis Pharmaceuticals, Inc.*	88,126
1,556	IQVIA Holdings, Inc.*	406,412
22,211	Johnson & Johnson	5,904,794
11,836	Medtronic PLC	1,072,933
22,934	Merck & Co., Inc.	3,388,728
3,142	Moderna, Inc.*	440,948
2,792	Organon & Co.	38,418
52,431	Pfizer, Inc.	1,492,186
934	Regeneron Pharmaceuticals, Inc.	746,341
1,345	ResMed, Inc.	322,935
407	Teleflex, Inc.	57,814
3,484	Thermo Fisher Scientific, Inc.	2,149,976
391	United Therapeutics Corp.*	199,559
8,396	UnitedHealth Group, Inc.	3,269,486
2,344	Vertex Pharmaceuticals, Inc.*	1,276,355
10,653	Viatris, Inc.	175,881
909	Waters Corp.*	376,899
4,067	Zoetis, Inc.	313,566

		53,251,682

Industrials – 8.3%

320	Acuity, Inc.	106,173
736	Advanced Drainage Systems, Inc.	99,897
1,345	AECOM	90,693
1,305	Alaska Air Group, Inc.*	53,936
7,397	American Airlines Group, Inc.*	99,342
2,406	AMETEK, Inc.	565,819
450	Armstrong World Industries, Inc.	77,661
4,217	Automatic Data Processing, Inc.	1,206,737
7,899	Boeing Co. (The)*	1,641,254
1,423	Broadridge Financial Solutions, Inc.	259,527
1,137	Builders FirstSource, Inc.*	75,497
951	BWX Technologies, Inc.	144,828
434	Carlisle Cos., Inc.	150,416
8,205	Carrier Global Corp.	477,695
4,842	Caterpillar, Inc.	3,861,350
3,596	Cintas Corp.	725,637
9,176	CNH Industrial NV	108,552
10,033	Copart, Inc.*	330,989
1,438	Cummins, Inc.	811,607
2,556	Deere & Co.	1,673,950
7,397	Delta Air Lines, Inc.	576,966

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)

1,458	DuPont de Nemours, Inc.	$ 196,232
4,095	Eaton Corp. PLC	1,645,699
5,894	Emerson Electric Co.	898,481
	Expeditors International of
1,392	Washington, Inc.	263,993
2,239	FedEx Corp.	733,049
1,120	Fedex Freight Holding Co., Inc.*	149,789
1,372	Flowserve Corp.	108,511
3,316	Fortive Corp.	195,113
312	FTI Consulting, Inc.*	46,978
2,649	Gates Industrial Corp. Ltd.*	67,761
2,820	GE Vernova, Inc.	2,533,855
10,870	General Electric Co.	3,649,168
1,659	Genpact Ltd.	63,009
851	Hexcel Corp.	78,862
3,324	Honeywell Aerospace, Inc.*	525,558
3,324	Honeywell International, Inc.	709,774
4,193	Howmet Aerospace, Inc.	1,027,075
557	Hubbell, Inc.	252,321
407	Huntington Ingalls Industries, Inc.	118,518
789	IDEX Corp.	180,397
3,027	Illinois Tool Works, Inc.	833,545
4,156	Ingersoll Rand, Inc.	320,220
897	ITT, Inc.	179,660
1,222	Jacobs Solutions, Inc.	182,139
6,398	Johnson Controls International PLC	884,459
1,249	KBR, Inc.	46,837
1,955	L3Harris Technologies, Inc.	520,519
1,174	Leidos Holdings, Inc.	164,607
330	Lennox International, Inc.	126,271
559	Lincoln Electric Holdings, Inc.	157,208
2,159	Lockheed Martin Corp.	1,211,696
660	Louisiana-Pacific Corp.	46,537
2,172	Masco Corp.	156,731
3,702	Mobility Global, Inc.	75,151
554	Nordson Corp.	178,233
1,396	Northrop Grumman Corp.	753,421
1,665	nVent Electric PLC	250,999
658	Oshkosh Corp.	101,404
4,077	Otis Worldwide Corp.	289,997
853	Owens Corning	117,842
1,325	Parker-Hannifin Corp.	1,297,758
488	Parsons Corp.*	23,736
3,375	Paychex, Inc.	429,772
1,711	Pentair PLC	103,447
1,542	Quanta Services, Inc.	936,133
2,496	Republic Services, Inc.	551,416
1,034	Robert Half, Inc.	46,882
1,181	Rockwell Automation, Inc.	501,252
13,982	RTX Corp.	2,904,481
410	Ryder System, Inc.	100,229
	Science Applications
415	International Corp.	53,211
1,518	Sensata Technologies Holding PLC	62,284
433	Simpson Manufacturing Co., Inc.	79,070
504	SiteOne Landscape Supply, Inc.*	49,659

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
5,266	Southwest Airlines Co.	$202,899
1,614	Stanley Black & Decker, Inc.	155,541
1,835	Textron, Inc.	147,828
709	Timken Co. (The)	85,399
1,030	Toro Co. (The)	100,744
2,332	Trane Technologies PLC	1,036,341
1,118	Trex Co., Inc.*	50,958
6,253	Union Pacific Corp.	1,880,089
3,692	United Airlines Holdings, Inc.*	398,699
665	United Rentals, Inc.	690,270
2,587	Veralto Corp.	255,001
1,463	Verisk Analytics, Inc.	283,500
458	W.W. Grainger, Inc.	599,746
4,557	Waste Management, Inc.	997,618
516	WESCO International, Inc.	175,646
2,545	Xylem, Inc.	280,230

		47,659,984

Information Technology – 37.8%
6,432	Accenture PLC, Class A	1,220,536
3,780	Adobe, Inc.*	1,106,746
14,845	Advanced Micro Devices, Inc.*	6,987,838
1,300	Akamai Technologies, Inc.*	141,206
4,505	Analog Devices, Inc.	1,631,441
132,809	Apple, Inc.	42,080,532
7,315	Applied Materials, Inc.	3,353,123
11,521	Arista Networks, Inc.*	2,254,545
478	Arrow Electronics, Inc.*	97,718
1,491	Atlassian Corp., Class A*	289,507
1,965	Autodesk, Inc.*	508,011
742	Avnet, Inc.	66,454
42,574	Broadcom, Inc.	15,766,855
2,527	Cadence Design Systems, Inc.*	856,097
1,573	Ciena Corp.*	602,144
485	Cirrus Logic, Inc.*	53,112
44,459	Cisco Systems, Inc.	4,912,275
2,890	Cloudflare, Inc., Class A*	881,768
	Cognizant Technology Solutions
4,454	Corp., Class A	287,639
1,611	Coherent Corp.*	447,584
7,198	Corning, Inc.	1,070,559
2,878	Dell Technologies, Inc., Class C	1,312,397
530	Dolby Laboratories, Inc., Class A	32,627
2,899	Everpure, Inc., Class A*	269,462
1,205	First Solar, Inc.*	243,290
5,702	Fortinet, Inc.*	974,643
647	Gartner, Inc.*	128,177
5,066	Gen Digital, Inc.	157,046
1,275	Gitlab, Inc., Class A*	59,339
1,240	GoDaddy, Inc., Class A*	121,371
748	Guidewire Software, Inc.*	153,153
12,154	Hewlett Packard Enterprise Co.	634,925
8,466	HP, Inc.	254,149
455	HubSpot, Inc.*	118,919
42,554	Intel Corp.*	3,809,009
8,580	International Business Machines Corp.	2,006,605
2,505	Intuit, Inc.	900,047
954	Jabil, Inc.	291,218

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
1,797	Keysight Technologies, Inc.*	$579,892
12,121	KLA Corp.	2,126,629
2,095	Kyndryl Holdings, Inc.*	28,178
11,574	Lam Research Corp.	3,489,445
258	Littelfuse, Inc.	106,342
785	Lumentum Holdings, Inc.*	718,087
7,802	Marvell Technology, Inc.	1,651,371
10,302	Micron Technology, Inc.	9,876,836
68,366	Microsoft Corp.	34,681,388
704	MKS, Inc.	180,393
427	Monolithic Power Systems, Inc.	541,338
1,861	Motorola Solutions, Inc.	903,143
1,822	NetApp, Inc.	337,598
215,756	NVIDIA Corp.	47,634,610
3,705	ON Semiconductor Corp.*	274,503
15,518	Oracle Corp.	2,314,044
7,372	Palo Alto Networks, Inc.*	2,817,062
1,152	Procore Technologies, Inc.*	72,253
772	Qorvo, Inc.*	74,174
9,856	QUALCOMM, Inc.	1,680,251
8,403	Salesforce, Inc.	2,164,109
9,587	ServiceNow, Inc.*	1,418,780
1,377	Skyworks Solutions, Inc.	92,273
1,758	Synopsys, Inc.*	772,799
1,443	Teradyne, Inc.	504,805
8,374	Texas Instruments, Inc.	2,184,860
400	Tyler Technologies, Inc.*	148,888
1,514	Vontier Corp.	48,766
3,137	Western Digital Corp.	1,413,375
1,970	Workday, Inc., Class A*	388,977

		215,307,236

Materials – 2.1%
2,509	Air Products and Chemicals, Inc.	776,435
1,329	Albemarle Corp.	179,375
2,963	Alcoa Corp.	148,002
686	AptarGroup, Inc.	90,291
870	Avery Dennison Corp.	151,476
2,225	Axalta Coating Systems Ltd.*	81,035
2,799	Ball Corp.	176,253
1,234	Celanese Corp.	56,122
1,755	CF Industries Holdings, Inc.	228,203
6,325	Cleveland-Cliffs, Inc.*	73,054
7,589	Corteva, Inc.	642,257
7,010	CRH PLC	660,973
7,395	Dow, Inc.	225,695
2,815	Ecolab, Inc.	797,208
16,152	Freeport-McMoRan, Inc.	1,223,352
3,054	Graphic Packaging Holding Co.	34,205
	International Flavors &
2,893	Fragrances, Inc.	249,753
5,301	Linde PLC	2,595,264
	LyondellBasell Industries NV,
2,893	Class A	188,276
12,406	Newmont Corp.	1,563,900
2,591	Nucor Corp.	646,817
2,350	PPG Industries, Inc.	263,600
2,410	Sherwin-Williams Co. (The)	816,532

		11,868,078

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Real Estate – 2.0%
4,561	American Homes 4 Rent, Class A REIT	$151,881
6,246	American Tower Corp. REIT	1,097,422
	Brixmor Property Group, Inc.
4,148	REIT	119,836
1,408	Camden Property Trust REIT	148,966
3,970	CBRE Group, Inc., Class A*	578,866
5,574	CoStar Group, Inc.*	178,758
4,594	Digital Realty Trust, Inc. REIT	852,601
1,306	Equinix, Inc. REIT	1,367,016
2,810	Extra Space Storage, Inc. REIT	396,491
3,916	Iron Mountain, Inc. REIT	451,711
630	Jones Lang LaSalle, Inc.*	230,498
8,921	Kimco Realty Corp. REIT	211,517
12,382	Prologis, Inc. REIT	1,732,489
	SBA Communications Corp.
1,413	REIT	267,990
6,252	Ventas, Inc. REIT	569,995
10,362	Vivmark Residential REIT	674,981
9,182	Welltower, Inc. REIT	2,169,156
9,674	Weyerhaeuser Co. REIT	226,081
722	Zillow Group, Inc., Class A*	25,840
2,201	Zillow Group, Inc., Class C*	76,947

		11,529,042

Utilities – 1.8%
8,827	AES Corp. (The)	130,110
	American Electric Power Co.,
6,590	Inc.	806,814
2,397	American Water Works Co., Inc.	331,337
3,949	Constellation Energy Corp.	1,085,067
10,576	Dominion Energy, Inc.	698,122
9,602	Duke Energy Corp.	1,151,376
4,693	Edison International	253,328
5,498	Entergy Corp.	584,492
4,500	Eversource Energy	315,630
12,453	Exelon Corp.	544,445
5,895	NiSource, Inc.	241,223
2,480	NRG Energy, Inc.	273,098
26,953	PG&E Corp.	357,666
9,117	PPL Corp.	311,163
	Public Service Enterprise Group,
6,150	Inc.	450,980
7,984	Sempra	652,293
13,572	Southern Co. (The)	1,194,336
4,168	Vistra Corp.	572,558
7,256	Xcel Energy, Inc.	549,207

		10,503,245

TOTAL COMMON STOCKS
(Cost $332,584,223)		568,339,570

Shares	Dividend Rate	Value

Investment Company – 0.2%(b)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
1,422,070	3.574%(c)	$1,422,070
(Cost $1,422,070)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $334,006,293)		569,761,640

Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
95,863	3.585%(c)	95,863
(Cost $95,863)

TOTAL INVESTMENTS – 99.9% (Cost $334,102,156)		$569,857,503

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		304,029

NET ASSETS – 100.0%		$570,161,532

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 80.2%
Communication Services – 2.0%
40	4imprint Group PLC (United Kingdom)	$2,430
3,685	Airtel Africa PLC (Nigeria)(a)	16,627
307	Atresmedia Corp. de Medios de Comunicacion SA (Spain)	1,837
3,786	Autotrader Group PLC (United Kingdom)(a)	27,103
828	Baltic Classifieds Group PLC (Lithuania)	2,400
743	Canal+ SA (France)	2,641
34	Cargurus, Inc.*	1,213
60	Cellnex Telecom SA (Spain)*(a)	1,846
44	Cinemark Holdings, Inc.	1,567
68	CTS Eventim AG & Co. KGaA (Germany)	4,621
686	Elisa OYJ (Finland)	28,018
137	Freenet AG (Germany)	3,877
246	Gamma Communications PLC (United Kingdom)	3,802
19	Globalstar, Inc.*	1,550
136	Havas NV (Netherlands)	2,891
4,271	Helios Towers PLC (Congo (Democratic Republic))	11,720
2,971	HKT Trust & HKT Ltd. (Hong Kong)	4,627
59	IPSOS SA (France)	2,645
39	Iridium Communications, Inc.	1,832
5,028	ITV PLC (United Kingdom)	4,840
107	JCDecaux SE (France)	2,928
66	Kinepolis Group NV (Belgium)	3,580
19	Liberty Live Holdings, Inc., Class C*	1,967
949	Louis Hachette Group (France)	1,973
355	Lumen Technologies, Inc.*	2,219
16	Madison Square Garden Entertainment Corp.*	1,243
6	Madison Square Garden Sports Corp.*	2,308
62	Magnite, Inc.*	1,456
83	Match Group, Inc.	3,374
393	MFE-MediaForEurope NV, Class A (Italy)	1,176
1,240	Mobvista, Inc. (China)*(a)	1,724
947	MONY Group PLC (United Kingdom)	2,614
78	New York Times Co. (The), Class A	5,247
13	Nexstar Media Group, Inc.	2,368
334	NIQ Global Intelligence PLC*	6,366
164	Paramount Skydance Corp., Class B	1,789
35	People, Inc.*	1,340
238	Pinterest, Inc., Class A*	5,167
41	Proximus SADP (Belgium)	302
459	RAI Way SpA (Italy)(a)	2,423
22	REA Group Ltd. (Australia)	2,794
3,589	Rightmove PLC (United Kingdom)	24,826
637	Roku, Inc.*	99,964

Shares	Description	Value

Common Stocks – (continued)
Communication Services – (continued)
41	RTL Group SA (Luxembourg)	$1,526
120	Scout24 SE (Germany)(a)	11,124
540	SES SA (Luxembourg)	3,070
92	Sirius XM Holdings, Inc.	2,592
411	Snap, Inc., Class A*	2,281
11	Sphere Entertainment Co.*	1,499
31	Stroeer SE & Co. KGaA (Germany)	1,412
24	Sunrise Communications AG, Class A (Switzerland)*	1,266
950	Superloop Ltd. (Australia)*	1,961
850	Take-Two Interactive Software, Inc.*	186,745
381	Telefonica SA (Spain)	1,616
78	Telenor ASA (Norway)	1,144
52	Telephone and Data Systems, Inc.	1,751
3,793	Telstra Group Ltd. (Australia)	12,694
163	TKO Group Holdings, Inc.	29,765
210	Trade Desk, Inc. (The), Class A*	2,881
1,275	Trustpilot Group PLC (United Kingdom)*(a)	5,051
80	United Internet AG (Germany)	2,535
437	Vend Marketplaces ASA, Class B (Norway)	12,096
91	Versant Media Group, Inc.	3,742
1,112	Vivendi SE (France)	2,084
110	Walt Disney Co. (The)	11,831
1,369	WPP PLC (United Kingdom)	7,101
218	Zegona Communications PLC (United Kingdom)	4,824
21	Ziff Davis, Inc.*	1,158

		620,984

Consumer Discretionary – 6.0%
27	Abercrombie & Fitch Co., Class A*	3,863
44	Academy Sports & Outdoors, Inc.	1,890
911	Accor SA (France)	49,228
14	Acushnet Holdings Corp.	1,209
457	adidas AG (Germany)	80,371
66	Adient PLC*	1,252
351	ADT, Inc.	2,594
33	Advance Auto Parts, Inc.	1,392
103	American Eagle Outfitters, Inc.	1,713
147	Aptiv PLC*	6,580
119	Aramark	6,701
23	Aritzia, Inc. (Canada)*	2,191
13	Asbury Automotive Group, Inc.*	2,748
157	Asmodee Group AB, Class B (Sweden)*	2,526
103	Aumovio SE (Germany)*	4,409
217	Auto1 Group SE (Germany)*	5,671
36	Autoliv, Inc. (Sweden)	4,364
13	AutoNation, Inc.*	2,616
7	Autoneum Holding AG (Switzerland)	1,109

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
1,467	B&M European Value Retail PLC (United Kingdom)	$4,726
1,919	Barratt Redrow PLC (United Kingdom)	8,279
247	Basic-Fit NV (Netherlands)*(a)	9,617
55	Bath & Body Works, Inc.	1,059
162	Bellway PLC (United Kingdom)	4,744
127	Berkeley Group Holdings PLC (United Kingdom)*	6,147
377	Betsson AB, Class B (Sweden)	3,639
17	Boot Barn Holdings, Inc.*	2,561
143	BorgWarner, Inc.	9,175
29	Boyd Gaming Corp.	2,250
156	Brembo NV (Italy)	1,834
15	Bright Horizons Family Solutions, Inc.*	1,113
12	Brinker International, Inc.*	2,742
23	BRP, Inc.	1,420
38	Brunello Cucinelli SpA (Italy)	3,876
33	Brunswick Corp.	2,505
1,743	Burberry Group PLC (United Kingdom)*	25,617
87	Caesars Entertainment, Inc.*	2,584
93	Callaway Golf Co.*	1,461
21	Canadian Tire Corp. Ltd., Class A (Canada)	2,845
78	CarMax, Inc.*	4,784
65	Carnival Corp. Ltd.	1,553
26	Cava Group, Inc.*	1,709
5	Cavco Industries, Inc.*	2,796
23	Century Communities, Inc.	1,554
32	Champion Homes, Inc.*	2,857
21	Cheesecake Factory, Inc. (The)	2,299
65	Chewy, Inc., Class A*	1,547
1,000	Chow Sang Sang Holdings International Ltd. (Hong Kong)	1,790
18	Churchill Downs, Inc.	1,575
138	CIE Automotive SA (Spain)	4,024
70	Cie des Alpes (France)	1,626
526	Cie Generale des Etablissements Michelin SCA (France)	21,385
190	Cirsa Enterprises SA (Spain)*	3,059
32	Clas Ohlson AB, Class B (Sweden)	1,541
2,479	Coats Group PLC (United Kingdom)	2,729
18	Covista, Inc.*	2,382
29	Crocs, Inc.*	3,491
1,387	Currys PLC (United Kingdom)	2,856
70	D.R. Horton, Inc.	10,119
6	D’ieteren Group (Belgium)	1,245
67	Dana, Inc.	2,009
74	De’ Longhi SpA (Italy)	3,638
20	Deckers Outdoor Corp.*	1,742
240	Denso Corp. (Japan)	2,908
2	Dillard’s, Inc., Class A	1,252
615	Domino’s Pizza Group PLC (United Kingdom)	1,771
9	Domino’s Pizza, Inc.	3,079

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
15	DoorDash, Inc., Class A*	$3,476
14	Dorman Products, Inc.*	1,804
121	DraftKings, Inc., Class A*	2,939
200	Dunelm Group PLC (United Kingdom)	2,359
17	Duolingo, Inc.*	2,522
36	Dutch Bros, Inc., Class A*	1,759
94	Eagers Automotive Ltd. (Australia)	1,439
674	Electrolux AB, Class B (Sweden)*	1,968
827	Entain PLC (United Kingdom)	5,754
318	Etsy, Inc.*	25,863
334	FDJ UNITED (France)	8,679
38	Fielmann Group AG (Germany)	1,726
15	Five Below, Inc.*	3,703
228	Flight Centre Travel Group Ltd. (Australia)(b)	1,925
31	Floor & Decor Holdings, Inc., Class A*	1,558
1,112	Ford Motor Co.	15,501
474	Forvia SE (France)*	5,032
206	Frasers Group PLC (United Kingdom)*	2,325
20	Frontdoor, Inc.*	1,617
121	Games Workshop Group PLC (United Kingdom)	30,218
173	GameStop Corp., Class A*	3,180
139	Gap, Inc. (The)	3,101
19	Garmin Ltd.	5,398
77	Garrett Motion, Inc. (Switzerland)	2,075
427	General Motors Co.	36,859
1,027	Gentex Corp.	22,974
410	Gestamp Automocion SA (Spain)(a)	1,417
123	GigaCloud Technology, Inc., Class A*	5,969
42	G-III Apparel Group Ltd.	1,369
848	Gildan Activewear, Inc. (Canada)	44,220
2,018	Glenveagh Properties PLC (Ireland)*(a)	5,743
531	Global-e Online Ltd. (Israel)*	19,833
152	GN Store Nord AS (Denmark)*	2,283
262	Goodyear Tire & Rubber Co. (The)*	1,643
15	Graham Holdings Co., Class B	16,933
128	Grand Canyon Education, Inc.*	18,961
23	Green Brick Partners, Inc.*	1,661
145	Greggs PLC (United Kingdom)	3,645
8	Group 1 Automotive, Inc.	2,156
113	Guzman y Gomez Ltd. (Australia)	2,303
59	H&R Block, Inc.	3,047
95	Harley-Davidson, Inc.	2,622
38	Hasbro, Inc.	3,576
180	HBX Group International PLC (Spain)	1,585
30	Hilton Grand Vacations, Inc.*	1,272

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
	Hollywood Bowl Group PLC
907	(United Kingdom)	$3,437
16	Hornbach Holding AG & Co. KGaA (Germany)	1,537
42	HUGO BOSS AG (Germany)(b)	1,886
384	Inchcape PLC (United Kingdom)	4,423
6	Installed Building Products, Inc.	1,457
3,492	JD Sports Fashion PLC (United Kingdom)	4,105
220	Johnson Electric Holdings Ltd. (Hong Kong)	551
38	Kaufman & Broad SA (France)	1,057
54	KB Home	2,878
294	Kering SA (France)	86,761
8,031	Kingfisher PLC (United Kingdom)	34,353
122	Kohl’s Corp.	2,174
300	Koito Manufacturing Co. Ltd. (Japan)	5,082
24	Kontoor Brands, Inc.	1,810
73	Laureate Education, Inc.*	2,740
31	La-Z-Boy, Inc.	981
14	LCI Industries	1,409
40	Lear Corp.	5,000
72	Lennar Corp., Class A	6,056
18	LGI Homes, Inc.*	1,007
75	Life Time Group Holdings, Inc.*	3,151
52	Linamar Corp. (Canada)	3,704
16	Lithia Motors, Inc.	5,877
185	LKQ Corp.	4,643
707	Lottomatica Group SpA (Italy)	20,876
75	Lovisa Holdings Ltd. (Australia)	1,382
200	Luk Fook Holdings International Ltd. (Hong Kong)	554
53	Lululemon Athletica, Inc.*	6,374
22	M/I Homes, Inc.*	3,274
213	Macy’s, Inc.	4,677
192	Magna International, Inc. (Canada)	12,603
19	Marriott Vacations Worldwide Corp.	1,981
165	Mattel, Inc.*	2,467
1,100	Mazda Motor Corp. (Japan)	8,486
	Melco Resorts & Entertainment
275	Ltd. ADR (Hong Kong)*	1,397
302	Melia Hotels International SA (Spain)	3,515
58	Meritage Homes Corp.	4,027
75	MGM Resorts International*	3,102
288	Mitchells & Butlers PLC (United Kingdom)*	1,099
142	Mobileye Global, Inc., Class A (Israel)*	1,211
127	Mobilezone Holding AG (Switzerland)	2,065
48	Mohawk Industries, Inc.*	6,156
60	Monarch Casino & Resort, Inc.	7,227
467	Moonpig Group PLC (United Kingdom)	1,855

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
7	Murphy USA, Inc.	$3,608
166	Neinor Homes SA (Spain)*(a)	2,993
367	Newell Brands, Inc.	2,294
225	Norwegian Cruise Line Holdings Ltd.*	3,631
24	Ollie’s Bargain Outlet Holdings, Inc.*	1,810
77	OneSpaWorld Holdings Ltd. (Bahamas)	1,912
80	Open House Group Co. Ltd. (Japan)	3,983
162	Opmobility (France)	2,373
300	Oriental Land Co. Ltd. (Japan)	5,683
538	OVS SpA (Italy)(a)	3,725
600	Panasonic Holdings Corp. (Japan)	16,900
16	Patrick Industries, Inc.	1,308
84	Penn Entertainment, Inc.*	1,404
10	Penske Automotive Group, Inc.	2,166
302	Perdoceo Education Corp.	10,038
460	Persimmon PLC (United Kingdom)	7,350
761	Pets at Home Group PLC (United Kingdom)	2,255
29	Phinia, Inc.	1,985
453	Pirelli & C SpA (Italy)(a)	3,502
22	Planet Fitness, Inc., Class A*	1,135
483	Playtech PLC (United Kingdom)*	2,661
25	Polaris, Inc.	1,613
10	Pool Corp.	1,865
57	PulteGroup, Inc.	7,200
164	Puma SE (Germany)*	4,843
378	Puuilo OYJ (Finland)	7,500
44	PVH Corp.	3,263
208	QuantumScape Corp.*	1,163
16	Ralph Lauren Corp.	5,550
13	Rush Street Interactive, Inc.*	335
74	SAF-Holland SE (Germany)	1,913
448	Sally Beauty Holdings, Inc.*	7,338
360	Sankyo Co. Ltd. (Japan)	4,527
165	Scandic Hotels Group AB (Sweden)(a)	1,543
316	Schaeffler AG (Germany)	2,709
22	Sea Ltd. ADR (Singapore)*	2,497
75	SEB SA (France)	5,218
59	Service Corp. International	4,817
27	Signet Jewelers Ltd.	2,222
84	Somnigroup International, Inc.	5,439
987	SSP Group PLC (United Kingdom)	2,690
63	Stanley Electric Co. Ltd. (Japan)	1,434
4,162	Starbucks Corp.	442,212
41	Steven Madden Ltd.	1,770
18	Strategic Education, Inc.	1,491
28	Stride, Inc.*	2,427
136	Swatch Group AG (The) (Switzerland)	31,545

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
4,997	Taylor Wimpey PLC (United Kingdom)	$5,767
115	Technogym SpA (Italy)(a)	1,769
19	Texas Roadhouse, Inc.	3,716
41	Thor Industries, Inc.	3,116
74	Thule Group AB (Sweden)(a)	1,582
73	Toll Brothers, Inc.	10,472
493	Trainline PLC (United Kingdom)*(a)	1,331
17	Travel + Leisure Co.	1,169
25	Trigano SA (France)	4,501
747	TUI AG (Germany)	6,103
38	Urban Outfitters, Inc.*	3,066
10	Vail Resorts, Inc.	1,369
918	Valeo SE (France)	15,345
36	Valvoline, Inc.*	1,154
62	Versigent PLC*	2,939
170	VF Corp.	2,285
33	Victoria’s Secret & Co.*	2,819
21	Visteon Corp.	2,138
490	Vistry Group PLC (United Kingdom)*(b)	2,010
2,873	Volvo Car AB, Class B (Sweden)*	5,881
36	Warby Parker, Inc., Class A*	886
290	Watches of Switzerland Group PLC (United Kingdom)*(a)	2,825
29	Wayfair, Inc., Class A*	2,879
89	Wesfarmers Ltd. (Australia)	5,067
192	WH Smith PLC (United Kingdom)	1,075
42	Whirlpool Corp.	1,715
211	Whitbread PLC (United Kingdom)	7,035
9	Winmark Corp.	2,994
32	Wyndham Hotels & Resorts, Inc.	2,357
21	Wynn Resorts Ltd.	1,917
113	XPEL, Inc.*	5,566
284	Yamada Holdings Co. Ltd. (Japan)	1,275
41	YETI Holdings, Inc.*	1,683
92	Young & Co.’s Brewery PLC, Class A (United Kingdom)	1,098
720	Yue Yuen Industrial Holdings Ltd. (Hong Kong)	1,234
591	Yum! Brands, Inc.	90,606

		1,836,924

Consumer Staples – 4.0%
84	AAK AB (Sweden)	1,742
71	Acomo NV (Netherlands)	1,992
186	AG Barr PLC (United Kingdom)	1,503
118	Albertsons Cos., Inc., Class A	1,457
798	Alimentation Couche-Tard, Inc. (Canada)	48,048
236	Applied Nutrition PLC (United Kingdom)*	1,013
642	Archer-Daniels-Midland Co.	52,188
35	Aryzta AG (Switzerland)*	1,783

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – (continued)
46	Axfood AB (Sweden)	$1,174
41	Bakkafrost P/F (Faroe Islands)	2,000
340	Bega Cheese Ltd. (Australia)	1,477
34	BJ’s Wholesale Club Holdings, Inc.*	3,082
44	Brown-Forman Corp., Class B	1,169
26	Cal-Maine Foods, Inc.	2,052
74	Campbell’s Company (The)(b)	1,752
344	Carlsberg AS, Class B (Denmark)	47,222
1,404	Carrefour SA (France)	25,564
61	Celsius Holdings, Inc.*	1,918
10	Chefs’ Warehouse, Inc. (The)*	1,125
32	Clorox Co. (The)	3,126
192	Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	4,729
21	Coca-Cola Consolidated, Inc.	4,107
613	Coles Group Ltd. (Australia)	10,561
64	Colruyt Group NV (Belgium)	2,884
236	Conagra Brands, Inc.	3,781
126	Cranswick PLC (United Kingdom)	9,208
767	Darling Ingredients, Inc.*	50,829
46	Distribuidora Internacional de Alimentacion SA (Spain)*	2,033
15	elf Beauty, Inc.*	1,636
3	Emmi AG (Switzerland)	3,123
207	Estee Lauder Cos., Inc. (The), Class A	21,176
435	Fevertree Drinks PLC (United Kingdom)	5,034
17	Freshpet, Inc.*	1,188
117	Glanbia PLC (Ireland)	3,009
942	Greencore Group PLC (Ireland)	3,407
413	HelloFresh SE (Germany)*	1,322
715	Hershey Co. (The)	125,990
137	Hilton Food Group PLC (United Kingdom)	1,181
137	Hormel Foods Corp.	2,993
2,761	Imperial Brands PLC (United Kingdom)	94,595
33	Ingredion, Inc.	3,414
232	Intercos SpA (Italy)	3,778
75	Interparfums SA (France)	2,465
89	Interparfums, Inc.	10,451
41	J M Smucker Co. (The)	5,378
117	Jamieson Wellness, Inc. (Canada)(a)	3,858
341	Kerry Group PLC, Class A (Ireland)	33,273
48	Kobayashi Pharmaceutical Co. Ltd. (Japan)	1,710
233	Kraft Heinz Co. (The)	5,981
30	KWS Saat SE & Co. KGaA (Germany)	2,732
34	Lamb Weston Holdings, Inc.	1,854
56	Maplebear, Inc.*	2,829
200	MEIJI Holdings Co. Ltd. (Japan)	5,624
875	Metro, Inc. (Canada)	55,556

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – (continued)
103	Molson Coors Beverage Co., Class B	$4,095
6,836	Monster Beverage Corp.*	313,909
2,097	Mowi ASA (Norway)	46,069
84	MP Evans Group PLC (United Kingdom)	2,048
113	National Beverage Corp.	3,574
71	NewPrinces SpA (Italy)*	1,307
930	Ocado Group PLC (United Kingdom)*	3,024
1,482	Olam Group Ltd. (Singapore)	1,223
51	Performance Food Group Co.*	5,058
15	Pharmanutra SpA (Italy)	1,429
16	Post Holdings, Inc.*	1,334
1,115	Premier Foods PLC (United Kingdom)	3,016
239	Premium Brands Holdings Corp. (Canada)	13,677
11	PriceSmart, Inc.	1,870
80	Primo Brands Corp., Class A	1,826
41	Redcare Pharmacy NV (Netherlands)*(a)(b)	2,969
65	Remy Cointreau SA (France)	3,454
232	Royal Unibrew A/S (Denmark)	15,430
327	Salmar ASA (Norway)	19,901
14	Schouw & Co. A/S (Denmark)	1,699
101	Sligro Food Group NV (Netherlands)	1,237
1,514	Sonae SGPS SA (Portugal)	3,526
13	Spectrum Brands Holdings, Inc.	1,122
30	Sprouts Farmers Market, Inc.*	2,461
275	Strauss Group Ltd. (Israel)	10,320
150	Suedzucker AG (Germany)*	2,227
753	Tate & Lyle PLC (United Kingdom)	5,656
83	Tootsie Roll Industries, Inc.	3,391
292	United Natural Foods, Inc.*	12,807
71	US Foods Holding Corp.*	7,444
118	Viscofan SA (Spain)	7,854
18	Vita Coco Co., Inc. (The)*	1,057
65	WD-40 Co.	13,920
60	Weis Markets, Inc.	4,263
3,340	WH Group Ltd. (Hong Kong)(a)	3,159
1,794	Wilmar International Ltd. (China)	5,416

		1,225,848

Energy – 3.9%
461	BW LPG Ltd. (Singapore)(a)	11,134
651	Cameco Corp. (Canada)	64,250
394	Deep Yellow Ltd. (Australia)*	463
284	Equinor ASA (Norway)	12,132
86	Flowco Holdings, Inc., Class A	1,887
1,415	Keyera Corp. (Canada)	61,354
135	Koninklijke Vopak NV (Netherlands)	7,524
656	Murphy Oil Corp.	23,892
352	National Energy Services Reunited Corp.*	12,359

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
44	Permian Resources Corp., Class A	$1,025
931	Plains GP Holdings LP, Class A*	26,273
1,798	Shell PLC	81,530
1,084	Subsea 7 SA (United Kingdom)	39,976
5,692	Suncor Energy, Inc. (Canada)	380,739
106	Tecnicas Reunidas SA (Spain)*	3,253
949	TGS ASA (Norway)	13,814
5,895	Williams Cos., Inc. (The)	442,420

		1,184,025

Financials – 11.0%
81	1st Source Corp.	6,936
2,951	Aberdeen Group PLC (United Kingdom)	10,090
16	Aflac, Inc.	1,854
515	AJ Bell PLC (United Kingdom)	4,287
396	Allfunds Group PLC (United Kingdom)	4,078
14	Allstate Corp. (The)	3,609
1,330	Ally Financial, Inc.	56,139
2,412	Alm Brand A/S (Denmark)	6,447
86	Amalgamated Financial Corp.	4,134
13	American Financial Group, Inc.	1,853
55	American International Group, Inc.	4,200
17	Ameris Bancorp	1,432
28	Arch Capital Group Ltd.*	2,746
605	Ashmore Group PLC (United Kingdom)	1,841
12	Assurant, Inc.	3,382
14	Assured Guaranty Ltd.	1,046
38	Atlantic Union Bankshares Corp.	1,533
100	Avanza Bank Holding AB (Sweden)	4,200
109	Avarda Bank AB (Sweden)	2,370
21	Axis Capital Holdings Ltd.	2,074
247	Axos Financial, Inc.*	23,907
37	Azimut Holding SpA (Italy)	1,665
18	Banca Generali SpA (Italy)	1,381
191	Bancorp, Inc. (The)*	12,415
1,411	Bank Hapoalim BM (Israel)	36,361
1,760	Bank of East Asia Ltd. (The) (Hong Kong)	4,156
3,113	Bank of New York Mellon Corp. (The)	502,065
1,423	Bank of Nova Scotia (The) (Canada)	130,229
506	Bank OZK	24,834
25	BankUnited, Inc.	1,140
797	Beazley PLC (United Kingdom)	14,015
674	Bendigo & Adelaide Bank Ltd. (Australia)	5,183
35	Berkshire Hathaway, Inc., Class B*	17,641
2	Blackrock, Inc.	2,311
702	BNP Paribas SA (France)	83,811
1,280	BOC Hong Kong Holdings Ltd. (China)	8,605

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
95	BOK Financial Corp.	$12,928
454	Bridgepoint Group PLC (United Kingdom)(a)	1,986
47	Bure Equity AB (Sweden)	1,543
307	Cathay General Bancorp	18,791
31	CHAPTERS Group AG (Germany)*	1,638
3,308	Charles Schwab Corp. (The)	363,285
331	Chesnara PLC (United Kingdom)	1,687
31	Chime Financial, Inc., Class A*	1,026
19	Chubb Ltd.	6,433
6	Cincinnati Financial Corp.	1,019
2,039	Citizens Financial Group, Inc.	140,426
68	City Holding Co.	9,721
131	CMC Markets PLC (United Kingdom)(a)	1,300
11	CME Group, Inc.	3,140
85	Coface SA (France)	1,565
196	Conduit Holdings Ltd. (Bermuda)	1,205
288	Cullen/Frost Bankers, Inc.	46,331
800	Dah Sing Banking Group Ltd. (Hong Kong)	1,469
396	Dah Sing Financial Holdings Ltd. (Hong Kong)	2,296
180	DBS Group Holdings Ltd. (Singapore)	10,953
35	Definity Financial Corp. (Canada)	1,856
708	Deutsche Bank AG (Germany)	28,505
33	East West Bancorp, Inc.	4,186
63	Eastern Bankshares, Inc.	1,383
199	Edenred SE (France)	6,953
131	Enact Holdings, Inc.	6,314
176	Enterprise Financial Services Corp.	11,128
6	Erie Indemnity Co., Class A	1,533
28	Essent Group Ltd.	1,892
37	Eurazeo SE (France)	2,160
7	Evercore, Inc., Class A	2,005
191	Everest Group Ltd.	71,558
23	Federal Agricultural Mortgage Corp., Class C	5,058
81	FIBI Holdings Ltd. (Israel)	8,398
550	Figure Technology Solutions, Inc., Class A*	20,180
100	Financial Partners Group Co. Ltd. (Japan)	1,080
23	First American Financial Corp.	1,700
40	First BanCorp. (Puerto Rico)	1,115
28	First Citizens BancShares, Inc., Class A	60,603
506	First Financial Bancorp	16,511
31	First Financial Bankshares, Inc.	1,030
587	First Hawaiian, Inc.	15,033
111	First Horizon Corp.	2,700
254	First International Bank Of Israel Ltd. (The) (Israel)	19,929
304	First Merchants Corp.	12,607

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
256	flatexDEGIRO SE (Germany)	$11,419
51	Flow Traders Ltd. (Netherlands)*	1,735
158	Genworth Financial, Inc., Class A*	1,571
139	Georgia Capital PLC (Georgia)*	8,292
425	Gjensidige Forsikring ASA (Norway)	12,882
374	Globe Life, Inc.	64,579
225	Hamilton Insurance Group Ltd., Class B (Bermuda)	7,911
22	Hancock Whitney Corp.	1,639
9	Hanover Insurance Group, Inc. (The)	2,035
16	Hartford Insurance Group, Inc. (The)	2,198
371	Helia Group Ltd. (Australia)	1,340
85	Hippo Holdings, Inc.*	2,794
465	Hiscox Ltd. (United Kingdom)	11,613
923	Home BancShares, Inc.	27,192
113	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	6,129
12	Houlihan Lokey, Inc.	1,599
95	HUB24 Ltd. (Australia)	5,160
12	Hypoport SE (Germany)*	1,225
275	ICG PLC (United Kingdom)	7,539
464	IG Group Holdings PLC (United Kingdom)	8,807
14	Independent Bank Corp.	1,137
2,107	Insurance Australia Group Ltd. (Australia)	11,853
472	IntegraFin Holdings PLC (United Kingdom)	2,550
262	International Bancshares Corp.	18,382
690	Investec PLC (United Kingdom)	6,202
1,592	IP Group PLC (United Kingdom)*	1,567
343	Jack Henry & Associates, Inc.	57,593
22	Jackson Financial, Inc., Class A	2,935
100	Jefferson Capital, Inc.	2,081
1,928	Judo Capital Holdings Ltd. (Australia)*	1,402
640	Jupiter Fund Management PLC (United Kingdom)	1,477
183	Jyske Bank A/S (Denmark)	31,167
15	KBC Ancora (Belgium)	1,624
206	Kinnevik AB, Class B (Sweden)*	1,319
5	Kinsale Capital Group, Inc.	1,869
114	Lakeland Financial Corp.	6,736
1,119	Lancashire Holdings Ltd. (United Kingdom)	9,346
56	Liechtensteinische Landesbank AG (Liechtenstein)	7,763
63	Lincoln National Corp.	2,683
172	Lion Finance Group PLC (Georgia)	31,295
5,156	Lloyds Banking Group PLC (United Kingdom)	7,686
818	Loews Corp.	88,581

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
1,813	Man Group PLC (United Kingdom)	$7,595
255	Mandatum OYJ (Finland)	1,881
1	Markel Group, Inc.*	1,803
8	MarketAxess Holdings, Inc.	1,301
345	Mastercard, Inc., Class A	203,312
100	Merchants Bancorp	5,264
52	Metropolitan Bank Holding Corp.	4,721
64	MGIC Investment Corp.	1,962
14	Moelis & Co., Class A	953
288	Molten Ventures PLC (United Kingdom)*	2,761
46	Mutares SE & Co. KGaA (Germany)(b)	1,357
183	NB Bancorp, Inc.	4,086
148	Netwealth Group Ltd. (Australia)	2,287
393	Ninety One PLC (United Kingdom)	1,142
23	NMI Holdings, Inc.*	1,020
844	NOBA Bank Group AB (Sweden)	7,596
116	Nordnet AB publ (Sweden)	4,367
171	Norion Bank AB (Sweden)*	1,197
1,630	Old National Bancorp	41,695
57	Old Republic International Corp.	2,379
22	Onex Corp. (Canada)	1,792
1,649	OSB Group PLC (United Kingdom)	11,503
45	Oscar Health, Inc., Class A*	1,348
128	Palomar Holdings, Inc.	16,969
882	Paragon Banking Group PLC (United Kingdom)	9,537
102	Pathward Financial, Inc.	8,309
11	Pinnacle Financial Partners, Inc.	1,100
250	Pinnacle Investment Management Group Ltd. (Australia)	3,022
10	Piper Sandler Cos.	751
333	Plus500 Ltd. (Israel)	17,039
73	Pluxee NV (Brazil)	1,362
433	Polar Capital Holdings PLC (United Kingdom)	5,149
17	Popular, Inc. (Puerto Rico)	2,859
53	Preferred Bank	5,429
150	Primerica, Inc.	43,147
14	Principal Financial Group, Inc.	1,542
188	PROG Holdings, Inc.	7,168
12	Progressive Corp. (The)	2,617
23	Prosperity Bancshares, Inc.	1,646
2,129	Quilter PLC (United Kingdom)(a)	5,603
41	Radian Group, Inc.	1,470
96	Rathbones Group PLC (United Kingdom)	2,228
311	Raymond James Financial, Inc.	55,411
54	Regions Financial Corp.	1,614
20	Reinsurance Group of America, Inc.	4,921
863	Remitly Global, Inc.*	23,077

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
13	RenaissanceRe Holdings Ltd. (Bermuda)	$4,259
29	Renasant Corp.	1,186
111	Ringkjoebing Landbobank A/S (Denmark)	30,996
20	RLI Corp.	1,269
5	Roko AB (Sweden)*(b)	984
106	S&T Bancorp, Inc.	5,245
136	SCOR SE (France)	5,336
479	SEI Investments Co.	53,159
16	Selective Insurance Group, Inc.	1,461
501	ServisFirst Bancshares, Inc.	21,563
45	Simmons First National Corp., Class A	1,016
220	Sompo Holdings, Inc. (Japan)	9,437
72	Southside Bancshares, Inc.	2,272
29	SouthState Bank Corp.	3,042
436	SpareBank 1 Nord Norge (Norway)	7,946
229	Sparebank 1 Oestlandet (Norway)	4,883
592	SpareBank 1 SMN (Norway)	13,411
739	St James’s Place PLC (United Kingdom)	11,883
3,102	Svenska Handelsbanken AB, Class A (Sweden)	47,862
859	Swedbank AB, Class A (Sweden)	33,701
202	TBC Bank Group PLC (Georgia)	13,831
11	Texas Capital Bancshares, Inc.	1,069
1,154	TP ICAP Group PLC (United Kingdom)	5,395
11	Travelers Cos., Inc. (The)	4,025
228	Trisura Group Ltd. (Canada)*	6,830
348	UMB Financial Corp.	49,287
291	Unicaja Banco SA (Spain)(a)	1,193
62	UNIQA Insurance Group AG (Austria)	1,268
664	United Bankshares, Inc.	31,294
36	United Community Banks, Inc.	1,254
320	United Overseas Bank Ltd. (Singapore)	10,456
43	Unum Group	4,008
131	Valley National Bancorp	1,787
36	Van Lanschot Kempen NV (Netherlands)	2,783
5	Vaudoise Assurances Holding SA (Switzerland)	4,740
	Vienna Insurance Group AG
17	Wiener Versicherung Gruppe (Austria)	1,426
22	Wendel SE (France)	2,184
12	White Mountains Insurance Group Ltd.	25,224
14	WSFS Financial Corp.	1,084
442	XPS Pensions Group PLC (United Kingdom)	1,882

		3,380,259

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – 8.2%
58	10X Genomics, Inc., Class A*	$3,622
1,019	4DMedical Ltd. (Australia)*	2,498
128	Abbott Laboratories	14,126
821	AbbVie, Inc.	210,521
67	ACADIA Pharmaceuticals, Inc.*	1,937
11	Addus HomeCare Corp.*	1,261
123	ADMA Biologics, Inc.*	1,155
620	Advanced Medical Solutions Group PLC (United Kingdom)	2,371
29	Agios Pharmaceuticals, Inc.*	977
41	Align Technology, Inc.*	6,551
136	ALK-Abello A/S (Denmark)	4,413
93	Alkermes PLC*	4,370
163	Almirall SA (Spain)	1,954
644	Alnylam Pharmaceuticals, Inc.*	155,004
168	Alpha Tau Medical Ltd. (Israel)*	2,371
186	Ambu A/S, Class B (Denmark)	2,056
452	Amplifon SpA (Italy)	6,361
37	Amylyx Pharmaceuticals, Inc.*	1,249
24	Apogee Therapeutics, Inc.*	3,242
37	Arcus Biosciences, Inc.*	1,083
303	Arcutis Biotherapeutics, Inc.*	7,263
40	Argenx SE (Belgium)*	40,684
392	Asahi Intecc Co. Ltd. (Japan)	9,254
26	AtriCure, Inc.*	1,257
345	Aurinia Pharmaceuticals, Inc. (Canada)*	5,558
102	Avantor, Inc.*	1,483
244	Axogen, Inc.*	12,385
198	Axsome Therapeutics, Inc.*	39,307
	Bachem Holding AG
15	(Switzerland)	1,404
363	Bavarian Nordic A/S (Denmark)*	12,274
66	Baxter International, Inc.	1,716
44	Beam Therapeutics, Inc.*	1,295
235	BioGaia AB, Class B (Sweden)	2,811
13	Biogen, Inc.*	2,816
862	BioMarin Pharmaceutical, Inc.*	56,228
11	Bio-Rad Laboratories, Inc., Class A*	4,247
84	Bio-Techne Corp.	6,074
40	Boston Scientific Corp.*	1,932
733	Bridgebio Pharma, Inc.*	56,140
21	Camurus AB (Sweden)*	1,278
25	CareDx, Inc.*	1,253
109	Carl Zeiss Meditec AG (Germany)	4,069
35	Celldex Therapeutics, Inc.*	1,387
2,380	Centene Corp.*	153,129
25	CG Oncology, Inc.*	1,879
5	Charles River Laboratories International, Inc.*	1,441
41	Chemed Corp.	21,267
17	Chemometec A/S (Denmark)	1,312
340	Clariane SE (France)*	1,573
30	Cochlear Ltd. (Australia)	2,879
57	Cogent Biosciences, Inc.*	1,995
608	Coloplast A/S, Class B (Denmark)	43,347

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
8,257	Convatec Group PLC (United Kingdom)(a)	$25,479
16	Cooper Cos., Inc. (The)*	1,121
55	Corcept Therapeutics, Inc.*	6,234
17	CorVel Corp.*	1,171
47	Crinetics Pharmaceuticals, Inc.*	3,993
45	CRISPR Therapeutics AG (Switzerland)*	2,564
248	CVS Group PLC (United Kingdom)	4,445
35	Danaher Corp.	7,475
89	DaVita, Inc.*	15,665
592	DBV Technologies SA (France)*	1,633
41	Definium Therapeutics, Inc.*	1,629
69	Denali Therapeutics, Inc.*	1,639
19	Dianthus Therapeutics, Inc.*	2,007
40	DiaSorin SpA (Italy)	3,526
70	Doximity, Inc., Class A*	1,870
66	Dyne Therapeutics, Inc.*	1,678
126	Eckert & Ziegler SE (Germany)	1,904
25	Edgewise Therapeutics, Inc.*	1,044
59	Edwards Lifesciences Corp.*	5,354
160	El.En. SpA (Italy)	2,868
61	Elanco Animal Health, Inc.*	1,459
213	Emeis SA (France)*	3,236
11	Encompass Health Corp.	1,322
25	Enliven Therapeutics, Inc.*	1,447
275	Ensign Group, Inc. (The)	47,372
85	Envista Holdings Corp.*	2,307
89	Erasca, Inc.*	1,591
407	Evotec SE (Germany)*	1,535
134	Exelixis, Inc.*	7,322
82	Fagron (Belgium)	2,119
472	Galderma Group AG (Switzerland)*	98,086
21	Galenica AG (Switzerland)(a)	2,160
203	Genus PLC (United Kingdom)	6,462
89	Gerresheimer AG (Germany)*(b)	2,907
95	Getinge AB, Class B (Sweden)	2,416
30	Glaukos Corp.*	5,387
68	Globus Medical, Inc., Class A*	5,533
20	GRAIL, Inc.*	1,587
774	Grifols SA (Spain)	8,840
186	GVS SpA (Italy)*(a)	1,031
279	H Lundbeck A/S (Denmark)	1,830
1,941	Haleon PLC	9,690
572	Halozyme Therapeutics, Inc.*	60,912
153	Harmony Biosciences Holdings, Inc.*	6,025
1,000	HBM Holdings Ltd. (China)*(a)	1,801
445	HCA Healthcare, Inc.	184,430
42	HealthEquity, Inc.*	4,055
34	HeartFlow, Inc.*	1,713
11	Henry Schein, Inc.*	988
427	Hikma Pharmaceuticals PLC (United Kingdom)	9,355
25	Hinge Health, Inc., Class A*	2,314
43	Ideaya Biosciences, Inc.*	1,724
52	Immunome, Inc.*	1,425

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
34	Immunovant, Inc.*	$1,388
23	Incyte Corp.*	2,834
209	Inmode Ltd.*	3,127
37	Intuitive Surgical, Inc.*	13,944
301	Inventiva SACA (France)*(a)	1,416
191	Iovance Biotherapeutics, Inc.*	1,561
280	Jazz Pharmaceuticals PLC*	70,190
22	Kiniksa Pharmaceuticals International PLC*	1,730
67	Krystal Biotech, Inc.*	24,077
133	Kuros Biosciences AG (Switzerland)*	3,226
26	Kymera Therapeutics, Inc.*	3,089
42	Laboratorios Farmaceuticos Rovi SA (Spain)	2,957
35	Lakefront Biotherapeutics NV (Belgium)*	999
314	Lantheus Holdings, Inc.*	31,701
120	LifeStance Health Group, Inc.*	1,483
10	Ligand Pharmaceuticals, Inc.*	2,841
29	LivaNova PLC*	2,315
36	Lonza Group AG (Switzerland)	25,692
72	Madrigal Pharmaceuticals, Inc.*	38,882
58	Medcap AB (Sweden)*	3,390
68	Medincell SA (France)*(b)	1,915
12	Medpace Holdings, Inc.*	7,128
173	Moderna, Inc.*	24,279
100	Nakanishi, Inc. (Japan)	1,957
97	Nanobiotix SA (France)*	3,910
558	Nanosonics Ltd. (Australia)*	1,104
3	Natera, Inc.*	966
7	National HealthCare Corp.	1,516
110	Neogen Corp.*	1,272
131	Neuren Pharmaceuticals Ltd. (Australia)*	1,853
460	Neurocrine Biosciences, Inc.*	70,854
20	Oruka Therapeutics, Inc.*	1,852
286	OXB (United Kingdom)*	2,032
1,498	Oxford Nanopore Technologies PLC (United Kingdom)*	3,577
20	Penumbra, Inc.*	6,462
34	Pharma Mar SA (Spain)*	3,213
2,071	Pharming Group NV (Netherlands)*	2,375
79	Pharvaris NV (Netherlands)*	2,734
12	Praxis Precision Medicines, Inc.*	4,204
471	Privia Health Group, Inc.*	9,651
103	Pro Medicus Ltd. (Australia)	13,242
43	Progyny, Inc.*	1,100
29	Protagonist Therapeutics, Inc.*	4,285
324	Ramsay Health Care Ltd. (Australia)	11,907
13	Regeneron Pharmaceuticals, Inc.	10,388
61	Relay Therapeutics, Inc.*	1,121
27	Repligen Corp.*	4,886
14	ResMed, Inc.	3,361
58	Revvity, Inc.	7,463
35	Scholar Rock Holding Corp.*	1,988

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
106	Schott Pharma AG & Co. KGaA (Germany)	$2,850
70	Sectra AB, Class B (Sweden)	2,155
101	SELLAS Life Sciences Group, Inc.*	1,347
15	Siegfried Holding AG (Switzerland)*	1,344
17	Solventum Corp.*	1,548
774	Spire Healthcare Group PLC (United Kingdom)(a)	2,466
31	Spyre Therapeutics, Inc.*	2,769
470	STERIS PLC	109,341
33	Supernus Pharmaceuticals, Inc.*	1,459
416	Takeda Pharmaceutical Co. Ltd. (Japan)	15,018
49	Tango Therapeutics, Inc.*	1,119
16	Tarsus Pharmaceuticals, Inc.*	1,188
6	Tecan Group AG (Switzerland)	1,467
10	Tenet Healthcare Corp.*	2,659
149	Terveystalo OYJ (Finland)(a)	1,319
683	TG Therapeutics, Inc.*	37,087
28	Twist Bioscience Corp.*	3,892
286	UCB SA (Belgium)	71,527
4	UFP Technologies, Inc.*	1,192
184	United Therapeutics Corp.*	93,910
315	UnitedHealth Group, Inc.	122,664
141	Universal Health Services, Inc., Class B	24,017
62	Vaxcyte, Inc.*	3,766
18	Veeva Systems, Inc., Class A*	5,142
47	Veracyte, Inc.*	2,030
25	Vericel Corp.*	998
24	Vertex Pharmaceuticals, Inc.*	13,069
197	Viatris, Inc.	3,253
56	Viking Therapeutics, Inc.*	1,836
13	Virbac SACA (France)	4,870
67	Waystar Holding Corp.*	1,754
6	West Pharmaceutical Services, Inc.	2,047
42	Xenon Pharmaceuticals, Inc. (Canada)*	2,529
20	Ypsomed Holding AG (Switzerland)	9,847
62	Zealand Pharma A/S (Denmark)*	2,890

		2,517,545

Industrials – 13.9%
26	2G Energy AG (Germany)	1,675
352	A O Smith Corp.	20,814
136	Aalberts NV (Netherlands)	6,926
30	AAON, Inc.	2,279
10	AAR Corp.*	1,293
26	ABM Industries, Inc.	1,212
18	Accelleron Industries AG (Switzerland)	1,621
46	Ackermans & van Haaren NV (Belgium)	14,609
19	Acuity, Inc.	6,304
33	AECOM	2,225

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
18	AeroVironment, Inc.*	$2,670
287	AFRY AB (Sweden)	3,080
24	AGCO Corp.	2,839
79	Air Canada (Canada)*	1,555
138	Air France-KLM (France)*	1,862
18	Aker ASA, Class A (Norway)	3,030
8	Alamo Group, Inc.	1,317
18	Albany International Corp., Class A	998
82	Alimak Group AB (Sweden)(a)	1,115
7	Allegion PLC	1,087
25	Allison Transmission Holdings, Inc.	3,143
192	ALS Ltd. (Australia)	3,059
77	Amentum Holdings, Inc.*	1,539
116	ANDRITZ AG (Austria)	11,238
77	API Group Corp.*	3,022
21	Applied Industrial Technologies, Inc.	6,804
87	AQ Group AB (Sweden)	1,967
248	Arcadis NV (Netherlands)	12,848
105	ArcBest Corp.	14,487
326	Archer Aviation, Inc., Class A*(b)	1,884
14	Arcosa, Inc.	2,034
9	Argan, Inc.	3,825
114	Armstrong World Industries, Inc.	19,674
16	Atkore, Inc.	1,499
2,763	Auckland International Airport Ltd. (New Zealand)	14,465
2,066	Aurizon Holdings Ltd. (Australia)	5,419
1,615	Automatic Data Processing, Inc.	462,148
1,164	AutoStore Holdings Ltd. (Norway)*(a)	2,031
66	Avio SpA (Italy)	2,256
58	Avon Technologies PLC (United Kingdom)	1,458
381	Azelis Group NV (Belgium)	5,501
14	AZZ, Inc.	1,920
1,188	Babcock International Group PLC (United Kingdom)	17,017
817	Balfour Beatty PLC (United Kingdom)	9,798
79	Befesa SA (Spain)(a)	3,317
85	Bilfinger SE (Germany)	8,274
16	Blue Bird Corp.*	930
318	Bodycote PLC (United Kingdom)	3,936
30	Boise Cascade Co.	2,340
16	Booz Allen Hamilton Holding Corp.	1,210
30	Brady Corp., Class A	2,720
218	Brambles Ltd. (Australia)	3,061
988	Bravida Holding AB (Sweden)(a)	14,394
10	Brink’s Co. (The)	1,089
191	Bufab AB (Sweden)	2,665
40	Builders FirstSource, Inc.*	2,656
8	Burckhardt Compression Holding AG (Switzerland)	5,060

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
8	BWX Technologies, Inc.	$1,218
6	CACI International, Inc., Class A*	3,738
1,117	Cadeler A/S (Denmark)*	6,977
2,155	Canadian National Railway Co. (Canada)	269,006
58	Canadian Pacific Kansas City Ltd. (Canada)	5,372
101	Carel Industries SpA (Italy)(a)	3,150
10	Carlisle Cos., Inc.	3,466
24	CBIZ, Inc.*	1,308
307	Ceres Power Holdings PLC (United Kingdom)*	1,635
11	Cewe Stiftung & Co. KGaA (Germany)	1,349
	Chemring Group PLC (United
533	Kingdom)	3,978
65	Clarkson PLC (United Kingdom)	4,464
4	Clean Harbors, Inc.*	1,261
3,873	Cleanaway Waste Management Ltd. (Australia)	7,217
334	CNH Industrial NV	3,951
64	Cohort PLC (United Kingdom)	1,064
2	Comfort Systems USA, Inc.	3,091
1,300	ComfortDelGro Corp. Ltd. (Singapore)	1,318
45	Construcciones y Auxiliar de Ferrocarriles SA (Spain)	3,711
2	Construction Partners, Inc., Class A*	212
69	Copart, Inc.*	2,276
40	CoreCivic, Inc.*	1,329
26	Crane Co.	5,332
22	D/S Norden A/S (Denmark)	1,229
16	Danieli & C Officine Meccaniche SpA (Italy)	1,236
71	Danieli & C Officine Meccaniche SpA (Italy)	3,708
12	Deme Group NV (Belgium)	2,434
102	Derichebourg SA (France)	1,093
346	Deutz AG (Germany)(b)	5,120
202	DiscoverIE Group PLC (United Kingdom)	2,227
154	DNOW, Inc.*	2,469
37	DO & CO AG (Austria)	8,725
49	Donaldson Co., Inc.	4,454
10	Dover Corp.	1,942
7	DSV A/S (Denmark)	1,477
8	Ducommun, Inc.*	1,371
112	Duerr AG (Germany)	2,404
26	DuPont de Nemours, Inc.	3,499
6	Dycom Industries, Inc.*	1,747
535	easyJet PLC (United Kingdom)	4,889
96	Elecnor SA (Spain)	3,496
311	Electrolux Professional AB, Class B (Sweden)	1,586
1,899	Element Fleet Management Corp. (Canada)	36,095
195	Elis SA (France)	5,423

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
4	EMCOR Group, Inc.	$2,938
515	Enav SpA (Italy)(a)	2,994
11	EnerSys	2,022
12	Enpro, Inc.	3,555
16	Esab Corp.	1,206
16	ESCO Technologies, Inc.	4,368
10	Everus Construction Group, Inc.*	1,151
14	Exail Technologies SA (France)*	2,023
88	ExlService Holdings, Inc.*	3,351
153	Exosens SAS (France)	10,317
920	Experian PLC	37,969
23	Exponent, Inc.	1,633
34	Federal Signal Corp.	3,978
12	Fedex Freight Holding Co., Inc.*	1,605
248	Fincantieri SpA (Italy)*	3,598
41	Finning International, Inc. (Canada)	2,689
763	Firstgroup PLC (United Kingdom)	1,852
33	Flowserve Corp.	2,610
45	FLSmidth & Co. A/S (Denmark)	4,126
92	Flughafen Zurich AG (Switzerland)	23,776
213	Fluidra SA (Spain)	4,810
86	Fluor Corp.*	4,688
926	Forgent Power Solutions, Inc., Class A*	28,280
35	Fortive Corp.	2,059
37	Fortune Brands Innovations, Inc.	1,640
24	Franklin Electric Co., Inc.	2,402
86	Fraport AG Frankfurt Airport Services Worldwide (Germany)	6,329
145	FTI Consulting, Inc.*	21,833
148	Fugro NV (Netherlands)	1,538
168	Fujikura Ltd. (Japan)	5,790
95	Gates Industrial Corp. Ltd.*	2,430
10	GATX Corp.	1,749
614	GE Vernova, Inc.	551,697
171	Generac Holdings, Inc.*	31,700
424	General Dynamics Corp.	157,452
64	Genpact Ltd.	2,431
493	Genuit Group PLC (United Kingdom)	1,845
43	GEO Group, Inc. (The)*	1,368
1,179	GFL Environmental, Inc.	49,803
28	Gibraltar Industries, Inc.*	1,260
5	Goodwin PLC (United Kingdom)	1,251
2,904	Grab Holdings Ltd., Class A (Singapore)*	10,280
83	Graco, Inc.	6,427
335	Grafton Group PLC (United Kingdom)	4,732
211	Granite Construction, Inc.	25,438
38	GXO Logistics, Inc.*	1,814
2,626	Hays PLC (United Kingdom)	2,736
73	Hayward Holdings, Inc.*	1,026
51	Healthcare Services Group, Inc.*	1,122
22	Helios Technologies, Inc.	1,606

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
11	Herc Holdings, Inc.	$1,676
277	Hexatronic Group AB (Sweden)*	1,161
364	Hexcel Corp.	33,732
28	Hiab OYJ (Finland)	2,049
144	Hitachi Ltd. (Japan)	4,904
29	HNI Corp.	1,404
74	Hoegh Autoliners ASA (Norway)	1,361
987	Howden Joinery Group PLC (United Kingdom)	10,625
13	Huntington Ingalls Industries, Inc.	3,786
47	Huron Consulting Group, Inc.*	7,515
474	Husqvarna AB, Class B (Sweden)	1,883
4	ID Logistics Group SACA (France)*	1,543
11	IES Holdings, Inc.*	3,333
73	IMCD NV (Netherlands)	8,488
401	IMI PLC (United Kingdom)	16,919
42	Indus Holding AG (Germany)	1,803
29	Ingersoll Rand, Inc.	2,234
309	Instalco AB (Sweden)	1,225
148	Interpump Group SpA (Italy)	6,450
2,955	Intrum AB (Sweden)*	1,169
38	Invisio AB (Sweden)	908
73	Inwido AB (Sweden)	1,341
373	ISS A/S (Denmark)	16,705
962	ITM Power PLC (United Kingdom)*(b)	1,375
56	ITT, Inc.	11,216
379	Iveco Group NV (Italy)	6,137
188	J.B. Hunt Transport Services, Inc.	49,908
120	Japan Airlines Co. Ltd. (Japan)	2,263
120	Japan Airport Terminal Co. Ltd. (Japan)	4,441
20	JBT Marel Corp.	2,337
182	JET2 PLC (United Kingdom)	3,770
462	Johnson Controls International PLC	63,867
2,163	Johnson Service Group PLC (United Kingdom)	4,349
36	JOST Werke SE (Germany)(a)	2,622
7	Kadant, Inc.	2,094
29	Kalmar OYJ, Class B (Finland)	1,307
154	Kanematsu Corp. (Japan)	2,177
44	KBR, Inc.	1,650
117	Keller Group PLC (United Kingdom)	4,791
55	Kennametal, Inc.	1,614
813	Kier Group PLC (United Kingdom)	2,886
167	KION Group AG (Germany)	8,598
10	Kirby Corp.*	1,419
764	Knight-Swift Transportation Holdings, Inc.	52,342
77	Kone OYJ, Class B (Finland)	4,721
136	Konecranes OYJ (Finland)	4,676
349	Kongsberg Maritime AS (Norway)*	2,143

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
335	Koninklijke BAM Groep NV (Netherlands)	$4,522
33	Koninklijke Heijmans N.V (Netherlands)	3,391
42	Korn Ferry	3,593
116	Kratos Defense & Security Solutions, Inc.*	5,914
32	Krones AG (Germany)	4,498
16	Landstar System, Inc.	2,890
43	Leonardo DRS, Inc.	1,634
1,542	Leonardo SpA (Italy)	92,640
5	Lincoln Electric Holdings, Inc.	1,406
94	Lindab International AB (Sweden)	1,281
28	LISI SA (France)	1,974
860	Lockheed Martin Corp.	482,658
158	Logista Integral SA (Spain)	6,629
96	Loomis AB (Sweden)	5,421
24	Louisiana-Pacific Corp.	1,692
19	LU-VE SpA (Italy)	1,287
283	Lyft, Inc., Class A*	4,783
295	Maire SpA (Italy)	4,277
26	ManpowerGroup, Inc.	1,637
6	Matson, Inc.	1,349
253	Maximus, Inc.	14,616
9	McGrath RentCorp	1,012
59	MDA Space Ltd. (Canada)*	1,704
31	Mercury Systems, Inc.*	2,707
29	Mersen SA (France)	1,280
176	Metlen Energy & Metals PLC (Greece)(b)	10,094
2,368	Metso Oyj (Finland)	48,989
14	Middleby Corp. (The)*	1,552
31	Midera Food Processing, Inc.*	1,453
58	Mildef Group AB (Sweden)	1,395
1,889	Mitie Group PLC (United Kingdom)	5,342
247	Mobility Global, Inc.	5,014
27	Modine Manufacturing Co.*	4,818
6	Moog, Inc., Class A	2,229
538	Morgan Advanced Materials PLC (United Kingdom)	1,758
90	Morgan Sindall Group PLC (United Kingdom)	5,369
435	MPC Container Ships ASA (Norway)	1,241
16	MSA Safety, Inc.	2,988
27	MSC Industrial Direct Co., Inc., Class A	3,210
146	Mueller Industries, Inc.	9,112
185	Munters Group AB (Sweden)(a)	3,240
10	MYR Group, Inc.*	2,914
120	NCC AB, Class B (Sweden)	2,251
50	Nexans SA (France)	8,102
97	Nextpower, Inc., Class A*	7,957
62	NKT A/S (Denmark)*	8,820
280	Nolato AB, Class B (Sweden)	1,553
311	Nordex SE (Germany)*	13,634
49	Norma Group SE (Germany)	1,138

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
173	NuScale Power Corp.*	$1,604
65	Oesterreichische Post AG (Austria)	2,344
9	OHB SE (Germany)	2,107
31	OPENLANE, Inc.*	1,104
49	Oshkosh Corp.	7,551
32	Owens Corning	4,421
532	Pagegroup PLC (United Kingdom)	1,601
42	Palfinger AG (Austria)	1,551
41	Parsons Corp.*	1,994
530	Paychex, Inc.	67,490
30	Paycom Software, Inc.	7,173
21	Paylocity Holding Corp.*	3,365
247	Peab AB, Class B (Sweden)	2,532
102	Pentair PLC	6,167
20	Per Aarsleff Holding A/S (Denmark)	2,176
8	Pfisterer Holding SE (Germany)	635
38	Plejd AB (Sweden)*	3,891
41	Porr AG (Austria)	1,774
18	Powell Industries, Inc.	3,235
15	Primoris Services Corp.	1,082
17	Proto Labs, Inc.*	1,361
817	QinetiQ Group PLC (United Kingdom)	5,622
640	QXO, Inc.*	8,499
144	R&S Group Holding AG (Switzerland)*	3,408
140	Randstad NV (Netherlands)	6,575
13	RBC Bearings, Inc.*	6,425
132	Redwire Corp.*	1,412
24	Regal Rexnord Corp.	3,803
155	Renew Holdings PLC (United Kingdom)	2,053
202	RENK Group AG (Germany)	11,029
81	Rheinmetall AG (Germany)	104,515
74	Robert Half, Inc.	3,355
106	ROCKWOOL A/S, Class B (Denmark)	3,413
1,742	Rosebank Industries PLC*	8,266
1,487	Rotork PLC (United Kingdom)	9,778
1,875	RS GROUP PLC (United Kingdom)	19,231
24	Rush Enterprises, Inc., Class A	1,844
25	Russel Metals, Inc. (Canada)	1,330
61	RXO, Inc.*	1,296
14	Ryder System, Inc.	3,422
1,481	Sacyr SA (Spain)	7,291
17	Saia, Inc.*	6,037
244	Schneider National, Inc., Class B	8,420
15	Science Applications International Corp.	1,923
46	Sdiptech AB, Class B (Sweden)*	1,253
796	Seatrium Ltd. (Singapore)	1,346
691	Senior PLC (United Kingdom)	2,759
60	Sensata Technologies Holding PLC	2,462

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
1,877	Serco Group PLC (United Kingdom)	$6,591
49	SGH Ltd. (Australia)	1,391
500	SIA Engineering Co. Ltd. (Singapore)	1,223
148	Signify NV(a)	2,646
27	Simpson Manufacturing Co., Inc.	4,930
1,690	Singapore Technologies Engineering Ltd. (Singapore)	14,336
30	Sixt SE (Germany)	2,549
37	SMA Solar Technology AG (Germany)*	2,549
1,439	Smiths Group PLC (United Kingdom)	50,960
8	Snap-on, Inc.	3,090
25	Societe BIC SA (France)	1,981
205	SPIE SA (France)	10,368
23	SPX Technologies, Inc.*	4,525
60	SS&C Technologies Holdings, Inc.	4,978
67	Stanley Black & Decker, Inc.	6,457
279	Stantec, Inc. (Canada)	20,337
17	Sterling Infrastructure, Inc.*	7,991
1,960	Storskogen Group AB, Class B (Sweden)	2,271
94	Sunrun, Inc.*	806
278	Sweco AB, Class B (Sweden)	3,728
44	Symbotic, Inc.*	1,745
987	Techtronic Industries Co. Ltd. (Hong Kong)	17,060
56	Teleperformance SE (France)	4,534
50	Terex Corp.	3,176
371	Tetra Tech, Inc.	13,408
146	Thyssenkrupp Nucera AG & Co. KGaa (Germany)*(a)	1,375
	Time Interconnect Technology
756	Ltd. (Hong Kong)	1,724
22	Timken Co. (The)	2,650
46	TKH Group NV (Netherlands)	2,763
60	Tkms AG& Co. KGaA (Germany)*	6,126
185	TOMRA Systems ASA (Norway)	2,141
1,441	Transurban Group (Australia)	14,768
389	Travis Perkins PLC (United Kingdom)	3,436
68	Trex Co., Inc.*	3,099
37	Tutor Perini Corp.	3,275
48	UFP Industries, Inc.	4,057
41	U-Haul Holding Co.	2,446
10	UniFirst Corp.	2,766
95	Union Pacific Corp.	28,564
85	Valmet OYJ (Finland)	2,832
5	Valmont Industries, Inc.	2,348
130	VAT Group AG (Switzerland)(a)	96,444
1,221	Verisure PLC (United Kingdom)*	12,623
37	Vestas Wind Systems A/S (Denmark)	1,229
432	Vesuvius PLC (United Kingdom)	2,276

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
13	Vicor Corp.*	$2,440
46	Vincorion SE (Germany)*	1,046
300	Volex PLC (United Kingdom)	2,538
364	Volution Group PLC (United Kingdom)	3,331
22	Vossloh AG (Germany)(b)	1,563
17	VSE Corp.	3,548
63	Wacker Neuson SE (Germany)	1,669
87	Wallenius Wilhelmsen ASA (Norway)	1,513
17	Watts Water Technologies, Inc., Class A	6,218
699	Webuild SpA (Italy)	1,806
438	Weir PLC (United Kingdom)	16,901
289	Werner Enterprises, Inc.	11,323
13	WESCO International, Inc.	4,425
10	Westinghouse Air Brake Technologies Corp.	2,859
47	Wilh Wilhelmsen Holding ASA, Class A (Norway)	4,102
851	WillScot Holdings Corp.	17,616
28	Woodward, Inc.	9,515
22	Worthington Enterprises, Inc.	1,264
24	Xylem, Inc.	2,643
4,100	Yangzijiang Maritime Development Ltd. (Singapore)	1,886
144	Yaskawa Electric Corp. (Japan)	4,310
504	Zigup PLC (United Kingdom)	3,017
68	Zurn Elkay Water Solutions Corp.	3,250

		4,272,708

Information Technology – 25.9%
62	Accenture PLC, Class A	11,765
46	ACI Worldwide, Inc.*	2,451
43	ACM Research, Inc., Class A (China)*	3,131
54	Adeia, Inc.	1,362
1,430	Adobe, Inc.*	418,690
17	Advanced Energy Industries, Inc.	4,707
1,797	Advanced Micro Devices, Inc.*	845,884
36	Advantest Corp. (Japan)	7,595
14	Aehr Test Systems*	1,110
19	Agilysys, Inc.*	2,212
345	AIXTRON SE (Germany)	14,343
69	Akamai Technologies, Inc.*	7,495
22	Alarm.com Holdings, Inc.*	1,266
258	Alkami Technology, Inc.*	5,263
91	Allegro MicroSystems, Inc. (Japan)*	3,299
12	ALSO Holding AG (Switzerland)	2,870
71	Alten SA (France)	6,330
28	Ambarella, Inc.*	1,943
99	Amkor Technology, Inc.	4,683
167	ams-OSRAM AG (Austria)*	3,772
37	Analog Devices, Inc.	13,399
17	Appfolio, Inc., Class A*	3,982
107	Applied Digital Corp.*	2,719
1,228	Applied Materials, Inc.	562,903

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
55	Applied Optoelectronics, Inc.*	$5,923
110	Arista Networks, Inc.*	21,526
78	Arlo Technologies, Inc.*	1,026
26	Arrow Electronics, Inc.*	5,315
100	ASML Holding NV (Netherlands)	168,641
10	Astera Labs, Inc.*	2,970
27	Atoss Software SE (Germany)	3,187
1,008	Aurora Innovation, Inc.*	5,675
101	AvePoint, Inc.*	1,406
396	Avnet, Inc.	35,466
25	Axcelis Technologies, Inc.*	2,883
45	AXT, Inc.*	2,727
22	Badger Meter, Inc.	2,980
263	Barco NV (Belgium)	2,394
61	Basler AG (Germany)	1,644
270	BE Semiconductor Industries NV (Netherlands)	61,315
248	Bechtle AG (Germany)	10,751
5	Bel Fuse, Inc., Class B	1,246
19	Belden, Inc.	2,175
28	Benchmark Electronics, Inc.	1,968
66	Bentley Systems, Inc., Class B	2,426
354	BigBear.ai Holdings, Inc.*	1,108
67	BILL Holdings, Inc.*	3,298
83	Bittium OYJ (Finland)	3,577
602	BlackBerry Ltd. (Canada)*	4,920
56	Box, Inc., Class A*	2,004
68	Braze, Inc., Class A*	2,315
1,763	Broadcom, Inc.	652,909
103	C3.ai, Inc., Class A*	1,114
52	Calix, Inc.*	1,982
104	CANCOM SE (Germany)	2,658
260	CCC Intelligent Solutions Holdings, Inc.*	1,940
586	Celestica, Inc. (Canada)*	175,779
58	CGI, Inc. (Canada)	4,366
204	Check Point Software Technologies Ltd. (Israel)*	28,338
682	Ciena Corp.*	261,070
134	Cipher Digital Inc*	2,077
803	Circle Internet Group, Inc.*	76,727
42	Cirrus Logic, Inc.*	4,599
256	Citizen Watch Co. Ltd. (Japan)	4,530
186	Cleanspark, Inc.*	2,161
67	Clear Secure, Inc., Class A	2,958
133	Cognex Corp.	8,108
80	Cognizant Technology Solutions Corp., Class A	5,166
35	Cohu, Inc.*	1,614
14	Comet Holding AG (Switzerland)	5,753
32	Commvault Systems, Inc.*	4,401
65	Computacenter PLC (United Kingdom)	4,997
104	Core Scientific, Inc.*	1,695
24	Crane NXT Co.	1,174
12	Credo Technology Group Holding Ltd.*	2,714

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
46	Crowdstrike Holdings, Inc., Class A*	$10,626
22	CTS Corp.	1,242
7	Datadog, Inc., Class A*	1,659
10	Dell Technologies, Inc., Class C	4,560
96	Descartes Systems Group, Inc. (The) (Canada)*	7,723
29	Digi International, Inc.*	2,173
32	DigitalOcean Holdings, Inc.*	3,542
38	Diodes, Inc.*	3,450
158	Docusign, Inc.*	10,471
52	Dolby Laboratories, Inc., Class A	3,201
64	Dropbox, Inc., Class A*	2,252
273	D-Wave Quantum, Inc.*	4,696
96	DXC Technology Co.*	1,085
215	Dynatrace, Inc.*	11,737
232	Dynavox Group AB (Sweden)	1,810
35	Elastic NV*	3,414
29	Elmos Semiconductor SE (Germany)	4,426
62	Enphase Energy, Inc.*	2,258
44	EPAM Systems, Inc.*	5,185
22	ePlus, Inc.	1,935
17	Everpure, Inc., Class A*	1,580
61	Extreme Networks, Inc.*	1,372
5	F5, Inc.*	2,036
4	Fabrinet (Thailand)*	1,652
109	Fair Isaac Corp.*	125,046
699	Fastly, Inc., Class A*	15,930
136	Figma, Inc., Class A*	3,739
16	First Solar, Inc.*	3,230
39	Five9, Inc.*	1,348
62	FormFactor, Inc.*	6,238
30	Formula Systems 1985 Ltd. (Israel)	3,833
176	Freshworks, Inc., Class A*	2,450
26	Gartner, Inc.*	5,151
82	GFT Technologies SE (Germany)	2,415
106	Gitlab, Inc., Class A*	4,933
59	GoDaddy, Inc., Class A*	5,775
163	GPGI, Inc.	2,155
56	Guidewire Software, Inc.*	11,466
1,135	Halma PLC (United Kingdom)	55,890
72	Hanza AB (Sweden)	1,084
82	Harmonic, Inc.*	982
10,008	Hexagon AB, Class B (Sweden)	104,423
67	HMS Networks AB (Sweden)	3,630
36	HubSpot, Inc.*	9,409
74	Hut 8 Corp.*	5,819
30	Ichor Holdings Ltd.*	1,607
11	Impinj, Inc.*	1,918
83	Inficon Holding AG (Switzerland)	17,094
1,181	Infineon Technologies AG (Germany)	77,221
15	Insight Enterprises, Inc.*	2,355
40	Intapp, Inc.*	1,735
279	Intel Corp.*	24,973
11	InterDigital, Inc.	3,685

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
14	Intuit, Inc.	$5,030
122	IONOS Group SE (Germany)*	5,000
291	IonQ, Inc.*	11,439
22	IPG Photonics Corp.*	1,674
23	Itron, Inc.*	2,231
59	Ituran Location and Control Ltd. (Israel)	3,007
249	Jenoptik AG (Germany)	11,477
81	JFrog Ltd.*	8,106
393	Kainos Group PLC (United Kingdom)	6,644
7	Keysight Technologies, Inc.*	2,259
29	Kinaxis, Inc. (Canada)*	3,705
355	Kitron ASA (Norway)	3,497
101	Klaviyo, Inc., Class A*	2,079
69	Knowles Corp.*	2,358
73	Kontron AG (Austria)*(b)	1,857
41	Kulicke & Soffa Industries, Inc. (Singapore)	3,282
113	Kyndryl Holdings, Inc.*	1,520
913	Lagercrantz Group AB, Class B (Sweden)	21,423
49	Landis+Gyr Group AG (Switzerland)*	2,817
48	Lasertec Corp. (Japan)	10,111
104	Lattice Semiconductor Corp.*	11,995
53	Life360, Inc.*	2,272
178	Lightspeed Commerce, Inc. (Canada)*	1,876
1,217	LINK Mobility Group Holding ASA (Norway)*	3,283
19	Littelfuse, Inc.	7,831
52	LiveRamp Holdings, Inc.*	1,961
50	MACOM Technology Solutions Holdings, Inc.*	13,192
44	Manhattan Associates, Inc.*	9,820
152	MARA Holdings, Inc.*	1,637
1,328	Marvell Technology, Inc.	281,084
155	Matrix IT Ltd. (Israel)	5,698
62	MaxLinear, Inc.*	3,714
134	Megaport Ltd. (Australia)*	1,588
101	Micron Technology, Inc.	96,832
337	Microsoft Corp.	170,957
182	Mirion Technologies, Inc.*	2,743
30	MKS, Inc.	7,687
6	MongoDB, Inc.*	2,720
3	Monolithic Power Systems, Inc.	3,803
457	Mycronic AB (Sweden)	15,527
33	Nagarro SE (Germany)	2,998
181	Navitas Semiconductor Corp.*	2,098
433	NCAB Group AB (Sweden)	3,572
79	nCino, Inc.*	1,785
177	Netcompany Group A/S (Denmark)*(a)	8,581
62	NetScout Systems, Inc.*	2,407
357	Next Vision Stabilized Systems Ltd. (Israel)	24,949
254	Nice Ltd. (Israel)*	27,690
40	nLight, Inc.*	1,691

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
500	Nomura Research Institute Ltd. (Japan)	$16,566
162	NORBIT ASA (Norway)	2,876
296	Nordic Semiconductor ASA (Norway)*	5,259
29	Novanta, Inc.*	4,240
101	Nutanix, Inc., Class A*	6,926
3,457	NVIDIA Corp.	763,236
629	Octave Intelligence PLC*	12,513
22	Okta, Inc.*	3,807
308	Omron Corp. (Japan)	12,847
27	ON Semiconductor Corp.*	2,000
368	Ondas, Inc.*(b)	2,817
215	One Software Technologies Ltd. (Israel)	4,947
40	Onto Innovation, Inc.*	10,688
104	Open Text Corp. (Canada)(b)	2,594
7	OSI Systems, Inc.*	1,455
49	Ouster, Inc.*	1,688
3,734	Palantir Technologies, Inc., Class A*	695,943
55	Palo Alto Networks, Inc.*	21,017
29	PDF Solutions, Inc.*	1,290
70	Pegasystems, Inc.	2,577
22	Penguin Solutions, Inc.*	1,080
51	Photronics, Inc.*	1,435
59	Planisware SA (France)	1,717
22	Plexus Corp.*	5,268
44	Power Integrations, Inc.	2,261
89	Procore Technologies, Inc.*	5,582
8	PTC, Inc.*	1,246
70	PVA TePla AG (Germany)*	2,513
25	Q2 Holdings, Inc.*	1,626
65	Qorvo, Inc.*	6,245
86	QT Group OYJ (Finland)*	3,590
28	Qualys, Inc.*	5,212
100	Quantum Computing, Inc.*(b)	823
49	Ralliant Corp.	3,025
87	Rambus, Inc.*	7,542
109	Reply SpA (Italy)	15,472
140	Ricoh Co. Ltd. (Japan)	1,488
255	Rigetti Computing, Inc.*	3,993
32	RingCentral, Inc., Class A	2,228
254	Riot Platforms, Inc.*	4,825
13	Rogers Corp.*	1,632
8	Roper Technologies, Inc.	3,397
20	Rorze Corp. (Japan)	509
62	Rubrik, Inc., Class A*	5,768
3,589	Sage Group PLC (The) (United Kingdom)	53,136
76	Salesforce, Inc.	19,573
105	Sandisk Corp.*	164,504
245	Sanmina Corp.*	48,196
637	SAP SE (Germany)	141,254
200	SCREEN Holdings Co. Ltd. (Japan)	17,032
5	Secunet Security Networks AG (Germany)	1,040
38	Semtech Corp.*	5,053

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
19	Sensirion Holding AG (Switzerland)*(a)	$1,905
1,544	SentinelOne, Inc., Class A*	34,122
49	ServiceNow, Inc.*	7,252
41	ServiceTitan, Inc., Class A*	4,020
32	Sesa SpA (Italy)	3,539
265	Shopify, Inc., Class A (Canada)*	39,048
65	Silex Microsystems AB (Sweden)*	1,201
26	Silicon Laboratories, Inc.*	5,695
35	Siltronic AG (Germany)*	3,212
1,509	Sinch AB*(a)	7,329
18	SiTime Corp.*	10,178
869	Sivers Semiconductors AB (Sweden)*	2,411
128	Skyworks Solutions, Inc.	8,577
76	Softcat PLC (United Kingdom)	2,147
240	Softwareone Holding AG (Germany)*	2,823
30	SOITEC (France)*	4,004
16	Sopra Steria Group (France)	3,321
309	SoundHound AI, Inc., Class A*(b)	2,212
31	SPS Commerce, Inc.*	2,647
3,046	STMicroelectronics NV (Singapore)	152,197
44	Strategy, Inc.*	5,849
59	SUSS MicroTec SE (Germany)	4,791
19	Synaptics, Inc.*	1,838
9	Synopsys, Inc.*	3,956
100	Taiyo Yuden Co. Ltd. (Japan)	5,751
36	TD SYNNEX Corp.	9,103
16	TE Connectivity PLC (Switzerland)	3,284
768	TeamViewer SE (Germany)*(a)	6,276
329	Technology One Ltd. (Australia)	7,684
4	Teledyne Technologies, Inc.*	2,452
82	Temenos AG (Switzerland)	7,551
54	Tenable Holdings, Inc.*	2,060
42	Teradata Corp.*	1,218
755	Teradyne, Inc.	264,122
167	Terawulf, Inc.*	2,527
247	Tieto OYJ (Finland)	5,692
185	Trimble, Inc.*	11,089
44	TTM Technologies, Inc.*	5,232
16	Twilio, Inc., Class A*	3,770
31	Tyler Technologies, Inc.*	11,539
329	UiPath, Inc., Class A*	6,142
20	Ultra Clean Holdings, Inc.*	1,357
20	Ulvac, Inc. (Japan)	939
134	Unity Software, Inc.*	5,641
36	Universal Display Corp.	2,994
526	Varonis Systems, Inc.*	23,023
41	Veeco Instruments, Inc.*	1,816
395	VeriSign, Inc.	113,871
55	Viasat, Inc.*	3,700
107	Viavi Solutions, Inc.*	3,883
106	Vishay Intertechnology, Inc.	3,226
70	Vitec Software Group AB, Class B(Sweden)	2,019

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
72	Vontier Corp.	$2,319
18	Vusion (France)(b)	2,687
38	Wiit SpA (Italy)	1,280
158	WiseTech Global Ltd. (Australia)	4,572
10	Workday, Inc., Class A*	1,975
20	Workiva, Inc.*	1,600
109	Xero Ltd. (New Zealand)*	6,473
22	Zebra Technologies Corp., Class A*	7,778
139	Zeta Global Holdings Corp., Class A*	4,305
37	Zoom Communications, Inc.*	3,577

		7,966,348

Materials – 2.0%
277	Acerinox SA	5,766
37	Albemarle Corp.	4,994
94	Alcoa Corp.	4,695
5	Alzchem Group AG (Germany)	956
104	AMG Critical Materials NV (Netherlands)	3,931
55	APERAM SA (Luxembourg)	3,000
13	AptarGroup, Inc.	1,711
45	ArcelorMittal SA (Luxembourg)	3,351
71	Arkema SA (France)	4,957
18	Aurubis AG (Germany)	3,701
10	Avery Dennison Corp.	1,741
28	Avient Corp.	1,234
48	Axalta Coating Systems Ltd.*	1,748
7	Balchem Corp.	1,231
14	Cabot Corp.	1,158
3,658	Capstone Copper Corp. (Canada)*	42,430
37	Celanese Corp.	1,683
110	Cementir Holding NV (Denmark)	1,848
284	Clariant AG (Switzerland)*	3,817
143	Cleveland-Cliffs, Inc.*	1,652
41	Commercial Metals Co.	2,766
168	Corbion NV (Netherlands)	3,942
19	Corteva, Inc.	1,608
24	Croda International PLC (United Kingdom)	1,126
23	Crown Holdings, Inc.	2,677
26	Eagle Materials, Inc.	5,051
37	Eastman Chemical Co.	2,680
49	Element Solutions, Inc.	1,741
780	Evolution Mining Ltd. (Australia)	8,318
12,537	Glencore PLC (Australia)	101,238
110	Graphic Packaging Holding Co.	1,232
68	Greif, Inc., Class A	5,627
191	Hecla Mining Co.	3,795
2,036	Hudbay Minerals, Inc. (Canada)	58,262
53	Huhtamaki OYJ (Finland)	1,977
39	Imerys SA (France)	1,128
79	James Hardie Industries PLC*	2,347
131	K+S AG (Germany)	2,512
56	Kemira OYJ (Finland)	1,144

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
468	Kuraray Co. Ltd. (Japan)	$5,417
13	LANXESS AG (Germany)	226
1,002	Lynas Rare Earths Ltd. (Australia)*	11,446
1,402	Mitsubishi Chemical Group Corp. (Japan)	10,588
167	Mosaic Co. (The)	4,028
20	MP Materials Corp.*	1,095
469	Navigator Co. SA (The) (Portugal)	1,770
2	NewMarket Corp.	1,795
45	Newmont Corp.	5,673
1,100	Nippon Steel Corp. (Japan)	4,614
2,712	Norsk Hydro ASA (Norway)	27,237
5	Nucor Corp.	1,248
142	Outokumpu OYJ (Finland)	930
100	Resonac Holdings Corp. (Japan)	9,922
18	Royal Gold, Inc.	4,706
17	RPM International, Inc.	1,770
26	Salzgitter AG (Germany)	1,719
252	Sandfire Resources Ltd. (Australia)*	4,143
384	SIG Group AG (Switzerland)*	6,502
25	Silgan Holdings, Inc.	1,039
92	SOL SpA (Italy)	6,017
30	Solstice Advanced Materials, Inc.	1,902
32	Sonoco Products Co.	1,765
149	SSAB AB, Class B (Sweden)	1,615
660	Steel Dynamics, Inc.	153,529
24	Sumitomo Bakelite Co. Ltd. (Japan)	1,126
391	thyssenkrupp AG (Germany)	6,563
20	Vicat SACA (France)	1,498
31	Vidrala SA (Spain)	3,241
298	voestalpine AG (Austria)	15,819
15	Wacker Chemie AG (Germany)*	1,635
18	Warrior Met Coal, Inc.	1,948

		607,301

Real Estate – 2.9%
125	American Assets Trust, Inc. REIT	2,808
19	ARGAN SA REIT (France)	1,598
24	Blue Square Real Estate Ltd. (Israel)	2,402
251	British Land Co. PLC (The) REIT (United Kingdom)	1,450
2,469	CapitaLand Ascendas REIT (Singapore)	4,756
2,000	CapitaLand Ascott Trust (Singapore)	1,344
94	Carmila SA REIT (France)	1,732
178	Colonial SFL Socimi SA REIT (Spain)	1,099
1,200	Hang Lung Group Ltd. (Hong Kong)	1,897
11	Hiag Immobilien Holding AG (Switzerland)	1,726

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
3,301	Host Hotels & Resorts, Inc. REIT	$72,391
51	ICADE REIT (France)	1,078
3,455	International Workplace Group PLC (Switzerland)	8,900
	Invincible Investment Corp.
6	REIT (Japan)	2,337
37	Jones Lang LaSalle, Inc.*	13,537
115	Melisron Ltd. (Israel)	15,652
138	Mercialys SA REIT (France)	1,779
210	Merlin Properties Socimi SA REIT (Spain)	3,269
744	Millrose Properties, Inc. REIT	22,632
2,390	PRS REIT PLC (The) REIT (United Kingdom)(c)	0
146	Realty Income Corp. REIT	8,947
91	Summit Real Estate Holdings Ltd. (Israel)	1,464
315	Sun Hung Kai Properties Ltd. (Hong Kong)	4,669
1,337	Suntec Real Estate Investment Trust REIT (Singapore)	1,535
861	Tritax Big Box REIT PLC REIT (United Kingdom)	1,837
5,268	VICI Properties, Inc. REIT	135,124
2,086	Welltower, Inc. REIT	492,797
3,476	Weyerhaeuser Co. REIT	81,234

		889,994

Utilities – 0.4%
830	APA Group (Australia)	6,477
754	Capital Power Corp. (Canada)	34,717
242	Enagas SA (Spain)	4,737
14	Grenergy Renovables SA (Spain)*	1,444
71	Iberdrola SA (Spain)	1,656
248	Solaria Energia y Medio Ambiente SA (Spain)*	4,886
3,586	United Utilities Group PLC (United Kingdom)	69,574

		123,491

TOTAL COMMON STOCKS
(Cost $22,908,633)		24,625,427

Shares	Description	Dividend Rate	Value

Preferred Stocks – 0.0%

Chemicals – 0.0%
51	FUCHS SE	3.04%	2,385

Ground Transportation – 0.0%
38	Sixt SE	5.26	2,701

Health Care Equipment & Supplies – 0.0%
	Draegerwerk AG
26	& Co. KGaA	2.02	3,395

Machinery – 0.0%
231	Jungheinrich AG	1.10	7,095

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Machinery – (continued)
	KSB SE & Co.
2	KGaA	3.05%	$ 2,030

			9,125

TOTAL PREFERRED STOCKS
(Cost $15,827)			17,606

Units	Description	Expiration Month	Value

Rights – 0.0%
Consumer Staples – 0.0%
405	Greencore Group
	PLC*(c)		0

Health Care – 0.0%
	Akero
35	Therapeutics, Inc.*(c)		23

TOTAL RIGHTS
(Cost $0)			23

Shares	Dividend Rate		Value

Investment Company – 18.9%(d)
Goldman Sachs Financial Square Government ) Fund – Institutional Shares
5,802,196	3.585%(e)		5,802,196
(Cost $5,802,196)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $28,726,656)			30,445,252

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.2%(d)

Goldman Sachs Financial Square Government Fund – Institutional Shares
48,274	3.585%(e)	$48,274
(Cost $48,274)
TOTAL INVESTMENTS – 99.3%
(Cost $28,774,930)		$30,493,526
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		212,040
NET ASSETS – 100.0%		$30,705,566

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.
(e)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

   OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received (Paid) by the Fund	Counterparty	Termination Date(a)	Notional Amount (000’s)	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
MXWLPERT	SOFR+0.49%(b)	JPMorgan Chase	11/18/2026	$ 8,778	$ –	$1,596,023*
MXWLPERT	SOFR+0.40%(b)	BNP Paribas	06/02/2027	2,814	–	325,386*
MXWSPERT	SOFR+0.60%(b)	JPMorgan Chase	09/30/2027	1,786	–	16,220*
MXWSPERT	SOFR+0.59%(b)	BNP Paribas	09/02/2027	1,763	–	11,771*
MXWLPERT	SOFR+0.45%(b)	BNP Paribas	09/01/2027	552	–	5,318*
MXWLPERT	SOFR+0.55%(b)	JPMorgan Chase	09/30/2027	290	–	(4,484)*
MXWSPERT	SOFR+0.57%(b)	BNP Paribas	09/01/2027	581	–	(9,574)*
MXWSPERT	SOFR+0.50%(b)	BNP Paribas	06/02/2027	488	–	(34,785)*
MXWSPERT	SOFR+0.63%(b)	JPMorgan Chase	11/18/2026	3,898	–	(447,117)*
TOTAL						$ 1,458,758

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)

The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

(b)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 98.5%

Communication Services – 0.7%
168,368	Lionsgate Studios Corp.*	$1,907,609

Consumer Discretionary – 11.7%

41,501	BJ’s Restaurants, Inc.*	2,639,049
18,839	Boot Barn Holdings, Inc.*	2,837,719
13,121	Brinker International, Inc.*	2,998,148
200,774	Callaway Golf Co.*	3,154,159
36,024	Kontoor Brands, Inc.	2,716,570
109,928	Life Time Group Holdings, Inc.*	4,619,174
101,337	Lindblad Expeditions Holdings, Inc.*	2,691,511
21,806	M/I Homes, Inc.*	3,244,951
34,380	Patrick Industries, Inc.	2,809,534
29,377	Urban Outfitters, Inc.*	2,370,430
52,551	Versigent PLC*	2,490,917

		32,572,162

Consumer Staples – 1.5%
29,091	Chefs’ Warehouse, Inc. (The)*	3,271,865
36,911	Yesway, Inc., Class A*	919,453

		4,191,318

Energy – 4.7%
59,223	Archrock, Inc.	1,866,709
26,734	Cactus, Inc., Class A	1,879,935
20,822	Chord Energy Corp.	3,063,125
48,697	Innovex International, Inc.*	1,493,537
61,299	Liberty Energy, Inc.	1,208,203
32,290	Seadrill Ltd. (Norway)*	1,573,169
22,486	Tidewater, Inc.*	2,093,896

		13,178,574

Financials – 19.9%
127,562	Columbia Banking System, Inc.	3,780,938
75,968	First Merchants Corp.	3,150,393
151,036	Flagstar Bank NA	2,010,289
83,810	Glacier Bancorp, Inc. Goosehead	3,881,241
53,762	Insurance, Inc., Class A*	3,690,761
12,577	Hanover Insurance Group, Inc. (The)	2,843,785
21,283	Nicolet Bankshares, Inc.	3,604,063
89,851	NMI Holdings, Inc.*	3,984,892
27,309	PennyMac Financial Services, Inc.	1,996,561
159,082	Perella Weinberg Partners	2,645,534
62,840	Piper Sandler Cos.	4,716,770
98,556	Renasant Corp.	4,031,926
71,545	Skyward Specialty Insurance Group, Inc.*	4,107,398
31,941	SouthState Bank Corp.	3,350,292
294,173	Valley National Bancorp	4,012,520
94,997	WesBanco, Inc.	3,800,830

		55,608,193

Health Care – 18.7%
35,441	10X Genomics, Inc., Class A*	2,213,291
73,263	Acadia Healthcare Co., Inc.*	2,019,128
86,120	Alkermes PLC*	4,046,779
30,091	Bridgebio Pharma, Inc.*	2,304,670

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
11,136	Charles River Laboratories International, Inc.*	$3,209,841
38,699	Cytokinetics, Inc.*	2,744,146
77,722	Definium Therapeutics, Inc.*	3,087,118
27,801	Glaukos Corp.*	4,991,948
18,946	iRhythm Holdings, Inc.*	2,253,437
35,720	Kardigan, Inc.*(a)	720,115
9,378	Krystal Biotech, Inc.*	3,370,078
12,445	Ligand Pharmaceuticals, Inc.*	3,535,624
7,150	Praxis Precision Medicines, Inc.*	2,504,645
13,623	Repligen Corp.*	2,465,491
19,815	Rhythm Pharmaceuticals, Inc.*	2,102,966
19,011	Spyre Therapeutics, Inc.*	1,698,253
33,901	Supernus Pharmaceuticals, Inc.*	1,498,763
16,739	Teleflex, Inc.	2,377,775
49,038	Veracyte, Inc.*	2,117,951
47,540	Xenon Pharmaceuticals, Inc. (Canada)*	2,862,859

		52,124,878

Industrials – 14.6%
71,059	Alliance Laundry Holdings, Inc.*	1,627,962
21,233	ArcBest Corp.	2,929,517
9,288	DPC Holdings PLC (United Kingdom)*	389,724
29,348	Franklin Electric Co., Inc.	2,937,441
148,250	Gates Industrial Corp. Ltd.*	3,792,235
35,081	Griffon Corp.	3,416,539
13,676	Huron Consulting Group, Inc.*	2,186,656
103,400	Lyntris, Inc.*	1,404,172
39,642	Mercury Systems, Inc.*	3,461,936
7,528	Moog, Inc., Class A	2,796,652
8,016	MYR Group, Inc.*	2,336,023
28,095	Proto Labs, Inc.*	2,249,286
13,893	Standex International Corp.	4,024,246
74,854	Terex Corp.	4,753,977
110,954	WillScot Holdings Corp.	2,296,748

		40,603,114

Information Technology – 16.3%
72,837	A10 Networks, Inc.	1,849,332
85,004	Allegro MicroSystems, Inc. (Japan)*	3,081,395
70,301	Cohu, Inc.*	3,240,876
30,877	DigitalOcean Holdings, Inc.*	3,417,775
88,335	Extreme Networks, Inc.*	1,986,654
31,105	FormFactor, Inc.*	3,129,474
41,921	JFrog Ltd.*	4,195,035
61,411	Knowles Corp.*	2,099,028
22,433	Manhattan Associates, Inc.*	5,006,821
105,865	nCino, Inc.*(a)	2,392,549
12,768	Onto Innovation, Inc.*	3,411,737
148,873	SailPoint, Inc.*	3,060,829
108,728	SentinelOne, Inc., Class A*	2,402,889
37,154	ServiceTitan, Inc., Class A*	3,642,578
60,511	Veeco Instruments, Inc.*	2,680,637

		45,597,609

Materials – 4.9%
47,991	Commercial Metals Co.	3,237,953

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
75,063	Constellium SE*	$ 1,983,915
64,871	Element Solutions, Inc.	2,305,515
44,710	Ingevity Corp.*	3,097,956
23,097	Solstice Advanced Materials, Inc.	1,464,119
96,840	Suncrete, Inc., Class A*	1,660,806

		13,750,264

Real Estate – 2.6%
85,390	COPT Defense Properties REIT	3,074,040
64,607	Terreno Realty Corp. REIT	4,277,629

		7,351,669

Utilities – 2.9%
21,053	IDACORP, Inc.	2,866,576
26,447	Southwest Gas Holdings, Inc.	2,336,063
36,178	Spire, Inc.	2,960,808

		8,163,447

TOTAL COMMON STOCKS (Cost $239,709,068)		275,048,837

Shares	Dividend Rate	Value

Investment Company – 1.4%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
3,903,319	3.574%(c)	3,903,319
(Cost $3,903,319)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $243,612,387)		278,952,156

Securities Lending Reinvestment Vehicle – 0.3%(b)

Goldman Sachs Financial Square Government Fund –Institutional Shares
723,168	3.585%(c)	723,168
(Cost $723,168)

TOTAL INVESTMENTS – 100.2%
(Cost $244,335,555)		$279,675,324

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(624,857)

NET ASSETS – 100.0%		$279,050,467

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities August 31, 2026

	Data Enhanced International Equity ETF	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	India Equity ETF

Assets:
Investments in unaffiliated issuers, at value (cost $31,505,847, $1,723,894,528, $520,174,705 and $166,346,715, respectively)(a)	$32,111,612	$2,067,025,835	$565,395,134	$169,429,372
Investments in affiliated issuers, at value (cost $231,803, $5,240,932, $622,146 and $3,079,160, respectively)	231,803	7,097,464	622,146	3,079,160
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	4,282,776	—	—
Foreign Currency, at value (cost $-, $-, $- and $1,189,481, respectively)	—	—	—	1,197,146
Receivables:
Dividends	24,229	2,106,628	999,006	45,200
Foreign tax reclaims	503	—	—	—
Investments sold	—	—	—	122,507
Securities lending income	—	1,418	—	—
Collateral on certain derivative contracts	—	—	—	79,453
Fund shares sold	—	24,311,581	—	—

Total assets	32,368,147	2,104,825,702	567,016,286	173,952,838

Liabilities:
Variation margin on futures contracts	—	—	—	4,309
Payables:
Investments purchased	160,776	24,257,840	—	113,306
Fund shares redeemed	6,000	—	—	—
Management fees	2,281	76,077	108,975	52,242
Foreign bank overdraft (cost $86, $–, $– and $–, respectively)	86	—	—	—
Foreign capital gains taxes	—	—	—	2,112,607
Payable upon return of securities loaned	—	4,282,776	—	—

Total liabilities	169,143	28,616,693	108,975	2,282,464

Net Assets:
Paid-in capital	31,597,091	1,845,648,593	662,209,325	176,196,732
Total distributable earnings (loss)	601,913	230,560,416	(95,302,014)	(4,526,358)

NET ASSETS	$32,199,004	$2,076,209,009	$566,907,311	$171,670,374

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	750,000	21,350,000	3,325,000	6,775,000

Net asset value per share:	$42.93	$97.25	$170.50	$25.34

(a)

Includes loaned securities having a market value of $–, $4,128,960, $– and $– for Data Enhanced International Equity ETF, Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF and India Equity ETF, respectively

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities (continued) August 31, 2026

	Innovate Equity ETF	JUST U.S. Large Cap Equity ETF	MSCI World Private Equity Return Tracker ETF	Small Cap Equity ETF

Assets:
Investments in unaffiliated issuers, at value (cost $154,488,621, $331,273,649, $22,924,460 and $239,709,068, respectively)(a)	$196,315,274	$564,655,563	$24,643,056	$275,048,837
Investments in affiliated issuers, at value (cost $471,184, $2,732,644, $5,802,196 and $3,903,319, respectively)	1,258,250	5,106,077	5,802,196	3,903,319
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	5,250,075	95,863	48,274	723,168
Foreign Currency, at value (cost $139,489, $–, $440 and $–, respectively)	139,218	—	441	—
Receivables:
Dividends	195,367	446,631	42,330	181,331
Foreign tax reclaims	122,170	—	1,233	3,746
Securities lending income	19,156	159	173	1,865
Investments sold	15,887	—	8,789,275	—
Fund shares sold	—	—	1,570,238	—
Unrealized gain on swap contracts	—	—	1,954,718	—

Total assets	203,315,397	570,304,293	42,851,934	279,862,266

Liabilities:
Unrealized loss on swap contracts	—	—	495,960	—
Payables:
Payable upon return of securities loaned	5,250,075	95,863	48,274	723,168
Management fees	42,780	46,898	6,268	88,631
Investments purchased	—	—	4,441,620	—
Fund shares redeemed	—	—	6,141,114	—
Due to broker	—	—	820,000	—
Due to Broker - Swap Payable	—	—	193,132	—

Total liabilities	5,292,855	142,761	12,146,368	811,799

Net Assets:
Paid–in capital	221,505,121	361,192,582	27,767,129	257,129,993
Total distributable earnings (loss)	(23,482,579)	208,968,950	2,938,437	21,920,474

NET ASSETS	$198,022,542	$570,161,532	$30,705,566	$279,050,467

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	2,400,000	5,175,000	500,000	4,300,000

Net asset value per share:	$82.51	$110.18	$61.41	$64.90

(a)

Includes loaned securities having a market value of $4,989,824, $92,867, $45,980 and $712,267 for Innovate Equity ETF, JUST U.S. Large Cap Equity ETF, MSCI World Private Equity Return Tracker ETF and Small Cap Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EQUITY ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2026

	Data Enhanced International Equity ETF*	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	India Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $6,181, $2,814, $26,897 and $302,663, respectively)	$52,002	$24,338,228	$1,865,426	$755,338

Dividends — affiliated issuers	325	121,482	18,248	49,285

Securities lending income, net of rebates received or paid to borrowers	—	76,082	3,177	—

Total Investment Income	52,327	24,535,792	1,886,851	804,623

Expenses:

Management fees	9,926	1,428,306	2,139,364	940,795

Trustee fees	—	31,650	26,653	22,484

Total expenses	9,926	1,459,956	2,166,017	963,279

Less — expense reductions	—	(3,570)	(1,044)	(2,415)

Net expenses	9,926	1,456,386	2,164,973	960,864

NET INVESTMENT INCOME (LOSS)	42,401	23,079,406	(278,122)	(156,241)

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including the effects of net foreign capital gains tax of $–, $–, $– and $107,219, respectively)	(35,363)	(20,941,857)	(50,584,621)	(4,822,257)

Investments — affiliated issuers	—	89,733	—	—

In–kind redemptions — affiliated issuers	—	171,095	—	—

In–kind redemptions — unaffiliated issuers	—	136,338,942	145,279,155	—

Futures contracts	—	—	—	(238,979)

Foreign currency transactions	(10,980)	—	—	(369,923)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $–, $–, $– and $2,110,680, respectively)	605,765	130,318,156	(12,343,804)	1,291,167

Investments — affiliated issuers	—	783,373	—	—

Foreign currency translations	90	—	—	7,894

Futures contracts	—	—	—	(7,759)

Net realized and unrealized gain (loss)	559,512	246,759,442	82,350,730	(4,139,857)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$601,913	$269,838,848	$82,072,608	$(4,296,098)

*	For the period May 19, 2026 (commencement of operations) through August 31, 2026.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2026

	Innovate Equity ETF	JUST U.S. Large Cap Equity ETF	MSCI World Private Equity Return Tracker ETF*	Small Cap Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $121,597, $456, $21,638 and $–, respectively)	$2,209,148	$6,235,615	$242,986	$1,598,444

Securities lending income, net of rebates received or paid to borrowers	216,102	1,295	818	10,012

Dividends — affiliated issuers	33,717	85,122	156,625	69,464

Total Investment Income	2,458,967	6,322,032	400,429	1,677,920

Expenses:

Management fees	1,066,336	1,016,619	106,197	1,557,246

Trustee fees	25,610	26,928	11,178	25,344

Total expenses	1,091,946	1,043,547	117,375	1,582,590

Less — expense reductions	(676)	(1,868)	(6,922)	(102,208)

Net expenses	1,091,270	1,041,679	110,453	1,480,382

NET INVESTMENT INCOME	1,367,697	5,280,353	289,976	197,538

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	9,496,371	(7,213,594)	(296,297)	(1,137,172)

Investments — affiliated issuers	131,820	13,950	—	—

In-kind redemptions — affiliated issuers	321,457	137,791	—	—

In-kind redemptions — unaffiliated issuers	29,965,991	23,094,847	2,671,663	19,483,673

Swap Contracts	—	—	(227,385)	—

Foreign currency transactions	(25,699)	3	(1,574)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(3,458,921)	80,649,867	1,718,596	21,085,380

Investments — affiliated issuers	12,532	880,735	—	—

Swap Contracts	—	—	1,458,758	—

Foreign currency translations	(3,429)	—	(1,396)	—

Net realized and unrealized gain	36,440,122	97,563,599	5,322,365	39,431,881

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,807,819	$102,843,952	$5,612,341	$39,629,419

* For the period October 21, 2025 (commencement of operations) through August 31, 2026.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets

	Data Enhanced International Equity ETF	Equal Weight U.S. Large Cap Equity ETF
	For the Period May 19, 2026* to August 31, 2026	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$42,401	$23,079,406	$18,019,710

Net realized gain (loss)	(46,343)	115,657,913	38,236,019

Net change in unrealized gain	605,855	131,101,529	71,573,526

Net increase in net assets resulting from operations	601,913	269,838,848	127,829,255

Distributions to shareholders:

From distributable earnings	–	(23,124,016)	(16,518,301)

From share transactions:

Proceeds from sales of shares	31,597,091	794,479,059	594,089,469

Cost of shares redeemed	–	(300,485,132)	(187,596,129)

Net increase in net assets resulting from share transactions	31,597,091	493,993,927	406,493,340

TOTAL INCREASE	32,199,004	740,708,759	517,804,294

Net Assets:

Beginning of period	$–	$1,335,500,250	$817,695,956

End of period	$32,199,004	$2,076,209,009	$1,335,500,250

* Commencement of operations.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	Hedge Industry VIP ETF		India Equity ETF
	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Period April 1, 2025* to August 31, 2025

From operations:

Net investment income (loss)	$(278,122)	$1,523,293	$(156,241)	$20,546

Net realized gain (loss)	94,694,534	54,730,590	(5,431,159)	(71,890)

Net change in unrealized gain (loss)	(12,343,804)	12,683,109	1,291,302	(323,243)

Net increase (decrease) in net assets resulting from operations	82,072,608	68,936,992	(4,296,098)	(374,587)

Distributions to shareholders:

From distributable earnings	(1,467,305)	(904,128)	–	–

From share transactions:

Proceeds from sales of shares	469,313,805	229,217,606	165,048,794	11,977,741

Cost of shares redeemed	(355,973,442)	(211,872,367)	–	(685,476)

Net increase in net assets resulting from share transactions	113,340,363	17,345,239	165,048,794	11,292,265

TOTAL INCREASE	193,945,666	85,378,103	160,752,696	10,917,678

Net Assets:

Beginning of period	$372,961,645	$287,583,542	$10,917,678	$–

End of period	$566,907,311	$372,961,645	$171,670,374	$10,917,678

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	Innovate Equity ETF		JUST U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$1,367,697	$1,867,670	$5,280,353	$4,891,024

Net realized gain	39,889,940	60,188,788	16,032,997	18,416,836

Net change in unrealized gain (loss)	(3,449,818)	(17,083,004)	81,530,602	36,510,263

Net increase in net assets resulting from operations	37,807,819	44,973,454	102,843,952	59,818,123

Distributions to shareholders:

From distributable earnings	(2,719,811)	(3,331,425)	(5,331,503)	(4,768,873)

From share transactions:

Proceeds from sales of shares	8,298,235	–	52,241,437	110,925,014

Cost of shares redeemed	(74,262,809)	(164,584,299)	(58,042,089)	(48,439,198)

Net increase (decrease) in net assets resulting from share transactions	(65,964,574)	(164,584,299)	(5,800,652)	62,485,816

TOTAL INCREASE (DECREASE)	(30,876,566)	(122,942,270)	91,711,797	117,535,066

Net Assets:

Beginning of year	$228,899,108	$351,841,378	$478,449,735	$360,914,669

End of year	$198,022,542	$228,899,108	$570,161,532	$478,449,735

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	MSCI World Private Equity Return Tracker ETF	Small Cap Equity ETF
	For the Period October 21, 2025* to August 31, 2026	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$289,976	$197,538	$291,526

Net realized gain (loss)	2,146,407	18,346,501	(5,043,366)

Net change in unrealized gain	3,175,958	21,085,380	6,644,854

Net increase in net assets resulting from operations	5,612,341	39,629,419	1,893,014

Distributions to shareholders:

From distributable earnings	–	(267,240)	(374,278)

From return of capital	–	–	(590,432)

Total distributions to shareholders	–	(267,240)	(964,710)

From share transactions:

Proceeds from sales of shares	42,699,857	152,948,176	101,932,655

Cost of shares redeemed	(17,606,632)	(59,359,913)	(34,419,519)

Net increase in net assets resulting from share transactions	25,093,225	93,588,263	67,513,136

TOTAL INCREASE	30,705,566	132,950,442	68,441,440

Net Assets:

Beginning of period	$–	$146,100,025	$77,658,585

End of period	$30,705,566	$279,050,467	$146,100,025

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DATA ENHANCED INTERNATIONAL EQUITY ETF

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Data Enhanced International Equity ETF
	For the Period May 19, 2026* to August 31, 2026

Per Share Operating Performance:

Net asset value, beginning of period	$40.02

Net investment income(a)	0.15

Net realized and unrealized gain	2.76

Total from investment operations	2.91

Net asset value, end of period	$42.93

Market price, end of period	$42.91

Total Return at Net Asset Value(b)	7.27%

Net assets, end of period (in 000’s)	$32,199

Ratio of net expenses to average net assets	0.30	%(c)

Ratio of net investment income to average net assets	1.28	%(c)

Portfolio turnover rate(d)	24%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Equal Weight U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$84.26	$76.06	$62.93	$58.98	$70.00

Net investment income(a)	1.27	1.30	1.18	1.03	0.94

Net realized and unrealized gain (loss)	13.03	8.12	13.09	3.94	(10.98)

Total from investment operations	14.30	9.42	14.27	4.97	(10.04)

Distributions to shareholders from net investment income	(1.31)	(1.22)	(1.14)	(1.02)	(0.98)

Net asset value, end of year	$97.25	$84.26	$76.06	$62.93	$58.98

Market price, end of year	$97.30	$84.23	$76.06	$62.93	$58.99

Total Return at Net Asset Value(b)	17.16%	12.52%	22.93%	8.58%	(14.48)%

Net assets, end of year (in 000’s)	$2,076,209	$1,335,500	$817,696	$462,534	$613,410

Ratio of net expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%

Ratio of net investment income to average net assets	1.42%	1.64%	1.72%	1.72%	1.43%

Portfolio turnover rate(c)	55%	46%	39%	44%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Hedge Industry VIP ETF
	For the Fiscal Year Ended August 31,

	2026		2025		2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$143.45		$116.20		$88.85	$75.37	$103.18

Net investment income (loss)(a)	(0.09	)(b)	0.60	(c)	0.76	0.17	(0.04	)(d)

Net realized and unrealized gain (loss)	27.66		27.00		27.33	13.32	(27.77)

Total from investment operations	27.57		27.60		28.09	13.49	(27.81)

Distributions to shareholders from net investment income	(0.52)		(0.35)		(0.74)	(0.01)	–

Net asset value, end of year	$170.50		$143.45		$116.20	$88.85	$75.37

Market price, end of year	$170.50		$143.39		$116.03	$88.90	$75.47

Total Return at Net Asset Value(e)	19.25%		23.80%		31.79%	17.90%	(26.95)%

Net assets, end of year (in 000’s)	$566,907		$372,962		$287,584	$142,164	$145,084

Ratio of net expenses to average net assets	0.45%		0.45%		0.45%	0.45%	0.45%

Ratio of net investment income (loss) to average net assets	(0.06	)%(b)	0.47	%(c)	0.74%	0.23%	(0.05	)%(d)

Portfolio turnover rate(f)	140%		137%		144%	120%	117%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.16 per share and 0.10% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.20 per share and 0.15% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.05% of average net assets.
(e)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INDIA EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	India Equity ETF

	For the Fiscal Year Ended August 31, 2026	For the Period April 1, 2025* to August 31, 2025

Per Share Operating Performance:

Net asset value, beginning of period	$25.69	$24.95

Net investment income (loss)(a)	(0.03)	0.07

Net realized and unrealized gain (loss)	(0.32)	0.67

Total from investment operations	(0.35)	0.74

Net asset value, end of period	$25.34	$25.69

Market price, end of period	$25.04	$25.92

Total Return at Net Asset Value(b)	(1.25)%	2.89%

Net assets, end of period (in 000’s)	$171,670	$10,918

Ratio of net expenses to average net assets	0.75%	0.75	%(c)

Ratio of net investment income (loss) to average net assets	(0.12)%	0.67	%(c)

Portfolio turnover rate(d)	37%	22%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INNOVATE EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Innovate Equity ETF
	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$70.43	$59.13	$49.42	$43.67	$63.23

Net investment income(a)	0.47	0.47	0.40	0.43	0.33

Net realized and unrealized gain (loss)	12.53	11.60	9.84	5.39	(19.43)

Total from investment operations	13.00	12.07	10.24	5.82	(19.10)

Distributions to shareholders from net investment income	(0.92)	(0.77)	(0.53)	(0.07)	(0.46)

Net asset value, end of year	$82.51	$70.43	$59.13	$49.42	$43.67

Market price, end of year	$82.33	$70.42	$59.14	$49.42	$43.62

Total Return at Net Asset Value(b)	18.61%	20.58%	20.86%	13.38%	(30.35)%

Net assets, end of year (in 000’s)	$198,023	$228,899	$351,841	$336,076	$327,530

Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%

Ratio of net investment income to average net assets	0.63%	0.74%	0.76%	0.97%	0.62%

Portfolio turnover rate(c)	35%	45%	33%	45%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	JUST U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$91.57	$80.65	$64.22	$56.72	$65.65

Net investment income(a)	1.01	0.97	0.93	0.89	0.82

Net realized and unrealized gain (loss)	18.62	10.90	16.43	7.49	(8.97)

Total from investment operations	19.63	11.87	17.36	8.38	(8.15)

Distributions to shareholders from net investment income	(1.02)	(0.95)	(0.93)	(0.88)	(0.78)

Net asset value, end of year	$110.18	$91.57	$80.65	$64.22	$56.72

Market price, end of year	$110.22	$91.56	$80.67	$64.27	$56.84

Total Return at Net Asset Value(b)	21.59%	14.84%	27.27%	15.00%	(12.53)%

Net assets, end of year (in 000’s)	$570,162	$478,450	$360,915	$277,747	$269,428

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%

Ratio of net investment income to average net assets	1.01%	1.16%	1.31%	1.52%	1.31%

Portfolio turnover rate(c)	8%	14%	9%	9%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MSCI WORLD PRIVATE EQUITY RETURN TRACKER ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	MSCI World Private Equity Return Tracker ETF
	For the Period October 21, 2025* to August 31, 2026

Per Share Operating Performance:

Net asset value, beginning of period	$49.98

Net investment income(a)	0.59

Net realized and unrealized gain	10.84

Total from investment operations	11.43

Net asset value, end of period	$61.41

Market price, end of period	$61.62

Total Return at Net Asset Value(b)	22.87%

Net assets, end of period (in 000’s)	$30,706

Ratio of net expenses to average net assets	0.47	%(c)

Ratio of total expenses to average net assets	0.50	%(c)

Ratio of net investment income to average net assets	1.23	%(c)

Portfolio turnover rate(d)	88%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Equity ETF
	For the Fiscal Year Ended August 31,		For the Period October 3, 2023* to August 31, 2024
	2026	2025

Per Share Operating Performance:

Net asset value, beginning of period	$53.61	$52.65	$39.36

Net investment income(a)	0.06	0.11	0.09

Net realized and unrealized gain	11.32	1.20	13.30

Total from investment operations	11.38	1.31	13.39

Distributions to shareholders from net investment income	(0.09)	(0.14)	(0.10)

Distributions to shareholders from return of capital	–	(0.21)	–

Total distributions	(0.09)	(0.35)	(0.10)

Net asset value, end of period	$64.90	$53.61	$52.65

Market price, end of period	$64.88	$53.60	$52.64

Total Return at Net Asset Value(b)	21.25%	2.52%	34.05%

Net assets, end of period (in 000’s)	$279,050	$146,100	$77,659

Ratio of net expenses to average net assets	0.75%	0.75%	0.75	%(c)

Ratio of total expenses to average net assets	0.80%	0.80%	0.80	%(c)

Ratio of net investment income to average net assets	0.10%	0.22%	0.21	%(c)

Portfolio turnover rate(d)	89%	57%	41%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements August 31, 2026

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non - Diversified

Goldman Sachs Data Enhanced International Equity ETF(a)	Non-Diversified

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Diversified

Goldman Sachs Hedge Industry VIP ETF	Diversified

Goldman Sachs India Equity ETF	Non-Diversified

Goldman Sachs Innovate Equity ETF	Diversified

Goldman Sachs JUST U.S. Large Cap Equity ETF	Diversified

Goldman Sachs MSCI World Private Equity Return Tracker ETF(b)	Non-Diversified

Goldman Sachs Small Cap Equity ETF	Non-Diversified

(a)	Commenced operations on May 19, 2026.
(b)	Commenced operations on October 21, 2025.

The investment objective of each Fund (except Data Enhanced International Equity ETF, India Equity ETF and Small Cap Equity ETF) is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective index. The India Equity ETF seeks long-term capital appreciation and the Data Enhanced International Equity ETF and Small Cap Equity ETF seek long-term growth of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser (“Investment Adviser”) to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Hedge Industry VIP ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF and Small Cap Equity ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), shares of the Data Enhanced International Equity ETF, India Equity ETF and MSCI World Private Equity Return Tracker ETF are listed and traded on the NASDAQ Stock Market LLC (“NASDAQ”) and shares of the Equal Weight U.S. Large Cap Equity ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly with respect to Equal Weight U.S. Large Cap Equity ETF, JUST U.S. Large Cap Equity ETF, India Equity ETF and Small Cap Equity ETF, and annually for Data Enhanced International Equity ETF, Hedge Industry VIP ETF, Innovate Equity ETF and MSCI World Private Equity Return Tracker ETF. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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Notes to Financial Statements (continued) August 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team within the Funds’ Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment is consistent with that presented within the Funds’ financial statements.

G. Income Tax Disclosure — The Funds adopted Financial Accounting Standards Board Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in Underlying Money Market Fund/Funds are valued at the NAV per share on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Funds’ accounting policies and investment holdings, please see the Underlying Money Market Funds’ financial statements at SEC.gov.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin. A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of

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Notes to Financial Statements (continued) August 31, 2026

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

determining a Fund’s NAV To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2026:

Data Enhanced International Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$67,944	$—	$—

Asia	8,783,476	—	—

Europe	17,829,285	262,277	—

North America	2,407,386	—	—

Oceania	2,761,244	—	—

Investment Company	231,803	—	—

Total	$32,081,138	$262,277	$—

Equal Weight U.S. Large Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$3,236,132	$—	$—

Europe	12,628,588	—	—

North America	2,055,124,167	—	—

Investment Company	3,134,412	—	—

Securities Lending Reinvestment Vehicle	4,282,776	—	—

Total	$2,078,406,075	$—	$—

Hedge Industry VIP ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$34,385,745	$—	$—

Europe	30,839,674	—	—

North America	476,405,889	—	—

South America	23,763,826	—	—

Investment Company	622,146	—	—

Total	$566,017,280	$—	$—

India Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$167,108,408	$—	$—

North America	2,320,964	—	—

Investment Company	3,079,160	—	—

Total	$172,508,532	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type

Liabilities

Futures Contracts(b)	$(9,818)	$—	$—

Innovate Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$28,047,993	$—	$—

Europe	15,836,458	—	—

North America	150,988,668	—	—

Oceania	787,756	—	—

South America	1,872,142	—	—

Investment Company	40,507	—	—

Securities Lending Reinvestment Vehicle	5,250,075	—	—

Total	$202,823,599	$—	$—

JUST U.S. Large Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$568,339,570	$—	$—

Investment Company	1,422,070	—	—

Securities Lending Reinvestment Vehicle	95,863	—	—

Total	$569,857,503	$—	$—

MSCI World Private Equity Return Tracker ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$28,347	$—	$—

Asia	829,310	—	—

Europe	4,523,868	22,338	0

North America	18,918,180	12,513	23

Oceania	307,115	—	—

South America	1,362	—	—

Investment Company	5,802,196	—	—

Securities Lending Reinvestment Vehicle	48,274	—	—

Total	$30,458,652	$34,851	$23

Derivative Type

Assets

Total Return Swap Contracts(b)	$—	$1,954,718	$—

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Notes to Financial Statements (continued) August 31, 2026

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Liabilities

Total Return Swap Contracts(b)	$—	$(495,960)	$—

Small Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$3,081,395	$—	$—

Europe	1,962,893	—	—

North America	270,004,549	—	—

Investment Company	3,903,319	—	—

Securities Lending Reinvestment Vehicle	723,168	—	—

Total	$279,675,324	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country or continent noted in the table.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2026. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

India Equity ETF

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(9,818)

MSCI World Private Equity Return Tracker ETF

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on swap contracts	$1,954,718	Variation margin on swap contracts	$(495,960)

(a)

Includes unrealized gain (loss) on futures contracts and swap contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of August 31, 2026 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2026. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

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4. INVESTMENTS IN DERIVATIVES (continued)

India Equity ETF
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(238,979)	$(7,759)

MSCI World Private Equity Return Tracker ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(227,385)	1,458,758

For the fiscal year ended August 31, 2026, the relevant values for each derivative type were as follows:
	Average number of Contracts or Notional Amounts(a)

Fund	Futures Contracts	Forward Contracts	Swap Contracts

India Equity ETF	36	–	–

MSCI World Private Equity Return Tracker ETF	—	—	18,375,228

(a)

Amounts disclosed represent average number of futures contracts, notional amounts for forward contracts and swap contracts, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended August 31, 2026.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/ or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of August 31, 2026:

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Notes to Financial Statements (continued) August 31, 2026

4. INVESTMENTS IN DERIVATIVES (continued)

Counterparty	Derivative Assets Total Return Swap Contracts(1)	Derivative Liabilities Total Return Swap Contracts(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
BNP Paribas	$342,475	$(44,359)	$298,116	$—	$298,116

JPMorgan Chase	1,612,243	(451,601)	1,160,642	—	1,160,642

Total	$1,954,718	$(495,960)	$1,458,758	$—	$1,458,758

(1)	Gross amounts available for offset but not netted in the Statements of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2026, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Unitary Management Fee

Data Enhanced International Equity ETF	0.30%

Equal Weight U.S. Large Cap Equity ETF	0.09%

Hedge Industry VIP ETF	0.45%

India Equity ETF	0.75%

Innovate Equity ETF	0.50%

JUST U.S. Large Cap Equity ETF	0.20%

MSCI World Private Equity Return Tracker ETF	0.50%

Small Cap Equity ETF	0.80%

The Investment Adviser has agreed to waive a portion of its management fee for Small Cap Equity ETF in order to achieve a net management fee rate of 0.75% as an annual percentage for the Fund’s average daily net assets. This arrangement will remain in effect through at least December 29, 2026, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended August 31, 2026, the Small Cap Equity ETF waived $98,910 in management fees.

The Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF, India Equity ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF and Small Cap Equity ETF invest in Institutional Shares of the Goldman Sachs Financial Square Treasury Obligations Fund, which is an affiliated Underlying Fund. The MSCI World Private Equity Return Tracker ETF invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with the securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”). For the fiscal year ended August 31, 2026, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Data Enhanced International Equity ETF	$-

Equal Weight U.S. Large Cap Equity ETF	3,570

Hedge Industry VIP ETF	1,044

India Equity ETF	2,415

Innovate Equity ETF	676

JUST U.S. Large Cap Equity ETF	1,868

MSCI World Private Equity Return Tracker ETF	6,922

Small Cap Equity ETF	3,298

B. Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in The Goldman Sachs Group, Inc., Goldman Sachs Financial Square Government Fund and Goldman Sachs Financial Square Treasury Obligations Fund for the fiscal year ended August 31, 2026:

Data Enhanced International Equity ETF

Underlying Fund	Beginning value as of May 19, 2026	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Government Fund – Institutional Shares
	$ –	$ 904,521 $	(672,.718)	$ –	$ –	$ 231,803	231,803	$ 325	$ –

Equal Weight U.S. Large CapEquity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Shares
	1,146,927	39,751,222	(37,763,737)	–	–	3,134,412	3,134,412	74,526	–
Goldman Sachs Group, Inc. (The)
	2,679,174	2,023,846	(1,784,169)	260,828	783,373	3,963,052	3,863	46,956	–
Total	$ 3,826,101	$ 41,775,068	$ (39,547,906)	$ 260,828	$ 783,373	$ 7,097,464	3,138,275	$ 121,482	$ –

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Notes to Financial Statements (continued) August 31, 2026

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Hedge Industry VIP ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$ –	$ 42,621,574	$ (41,999,428)	$ –	$ –	$ 622,146	622,146	$ 18,248	$ –

India Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	158,176	42,640,116	(39,719,132)	–	–	3,079,160	3,079,160	49,285	–

Innovate Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	423,357	11,744,983	(12,127,833)	–	–	40,507	40,507	14,144	–

Goldman Sachs Group, Inc. (The)
	1,326,545	213,565	(788,176)	453,277	12,532	1,217,743	1,187	19,573	–

Total	$ 1,749,902	$ 11,958,548	$ (12,916,009)	$ 453,277	$ 12,532	$ 1,258,250	41,694	$ 33,717	$ –

JUST U.S. Large Cap Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	1,368,665	7,370,635	(7,317,230)	–	–	1,422,070	1,422,070	38,380	–

Goldman Sachs Group, Inc. (The)
	2,713,455	311,328	(373,252)	151,741	880,735	3,684,007	3,591	46,742	–

Total	$ 4,082,120	$ 7,681,963	$ (7,690,482)	$ 151,741	$ 880,735	$ 5,106,077	1,425,661	$ 85,122	$ –

MSCI World Private Equity Return Tracker ETF

Underlying Fund	Beginning value as of October 21, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Government Fund – Institutional Shares
	–	13,957,444	(8,155,248)	–	–	5,802,196	5,802,196	156,625	–

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Small Cap Equity ETF
Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$ 1,812,482	$ 30,913,110	$ (28,822,273)	$ –	$ –	$ 3,903,319	3,903,319	$ 69,464	$ –

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

	Goldman Sachs Data Enhanced International Equity ETF

	For the Period May 19, 2026(a) to August 31, 2026

	Shares	Dollars

Fund Share Activity

Shares sold	750,000	$31,597,091

Shares redeemed	—	—

NET INCREASE IN SHARES	750,000	$31,597,091

(a)	Commenced operations on May 19, 2026.

	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	8,850,000	$794,479,059	7,600,000	$594,089,469

Shares redeemed	(3,350,000)	(300,485,132)	(2,500,000)	(187,596,129)

NET INCREASE IN SHARES	5,500,000	$493,993,927	5,100,000	$406,493,340

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Notes to Financial Statements (continued) August 31, 2026

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Hedge Industry VIP ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	2,900,000	$469,313,805	1,750,000	$229,217,606

Shares redeemed	(2,175,000)	(355,973,442)	(1,625,000)	(211,872,367)

NET INCREASE IN SHARES	725,000	$113,340,363	125,000	$17,345,239

	Goldman Sachs India Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Period April 1, 2025(a) to August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	6,350,000	$165,048,794	450,000	$11,977,741

Shares redeemed	—	—	(25,000)	(685,476)

NET INCREASE IN SHARES	6,350,000	$165,048,794	425,000	$11,292,265

(a)	Commenced operations on April 1, 2025.

	Goldman Sachs Innovate Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	100,000	$8,298,235	—	$—

Shares redeemed	(950,000)	(74,262,809)	(2,700,000)	(164,584,299)

NET DECREASE IN SHARES	(850,000)	$(65,964,574)	(2,700,000)	$(164,584,299)

	Goldman Sachs JUST U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	550,000	$52,241,437	1,325,000	$110,925,014

Shares redeemed	(600,000)	(58,042,089)	(575,000)	(48,439,198)

NET INCREASE (DECREASE) IN SHARES	(50,000)	$(5,800,652)	750,000	$62,485,816

	Goldman Sachs MSCI World Private Equity Return Tracker ETF

	For the Period October 21, 2025(a) to August 31, 2026

	Shares	Dollars

Fund Share Activity

Shares sold	800,000	$42,699,857

Shares redeemed	(300,000)	(17,606,632)

NET INCREASE IN SHARES	500,000	$25,093,225

(a)	Commenced operations on October 21, 2025.

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued )

	Goldman Sachs Small Cap Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	2,525,000	$152,948,176	1,950,000	$101,932,655

Shares redeemed	(950,000)	(59,359,913)	(700,000)	(34,419,519)

NET INCREASE IN SHARES	1,575,000	$93,588,263	1,250,000	$67,513,136

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2026, were as follows:

Fund	Purchases	Sales

Data Enhanced International Equity ETF(a)	$14,543,148	$3,803,432

Equal Weight U.S. Large Cap Equity ETF	896,426,356	896,434,183

Hedge Industry VIP ETF	667,389,774	669,840,505

India Equity ETF	204,945,389	44,876,706

Innovate Equity ETF	75,666,189	79,342,860

JUST U.S. Large Cap Equity ETF	44,184,443	44,092,387

MSCI World Private Equity Return Tracker ETF(b)	35,750,574	19,479,646

Small Cap Equity ETF	177,194,635	174,774,157

(a)	Commenced operations on May 19, 2026.
(b)	Commenced operations on October 21, 2025.

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2026, were as follows:

Fund	Purchases	Sales

Data Enhanced International Equity ETF(a)	$20,801,646	$—

Equal Weight U.S. Large Cap Equity ETF	793,021,511	300,293,840

Hedge Industry VIP ETF	469,281,638	356,286,717

Innovate Equity ETF	8,196,181	71,393,142

JUST U.S. Large Cap Equity ETF	52,086,558	57,856,733

MSCI World Private Equity Return Tracker ETF(b)	18,088,148	13,799,391

Small Cap Equity ETF	146,997,107	57,975,455

(a)	Commenced operations on May 19, 2026.
(b)	Commenced operations on October 21, 2025.

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Notes to Financial Statements (continued) August 31, 2026

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York (“BNY”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNY may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNY is unable to purchase replacement securities, BNY will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2026, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNY received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2026, are reported under Securities lending income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2026:

Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026

Equal Weight U.S. Large Cap Equity ETF	$6,739,710	$126,208,905	$ (128,665,839)	$4,282,776

Hedge Industry VIP ETF	—	15,905,791	(15,905,791)	—

Innovate Equity ETF	6,658,187	44,734,998	(46,143,110)	5,250,075

JUST U.S. Large Cap Equity ETF	62,724	4,059,494	(4,026,355)	95,863

MSCI World Private Equity Return Tracker ETF(a)	—	752,670	(704,396)	48,274

Small Cap Equity ETF	1,540,377	11,413,227	(12,230,436)	723,168

(a)	Commenced operations on October 21, 2025.

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9 . TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2026 were as follows:

	Data Enhanced International Equity ETF(a)	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	India Equity ETF

Distributions paid from:

Ordinary Income	$—	$23,124,016	$1,467,305	$—

	Innovate Equity ETF	JUST U.S. Large Cap Equity ETF	MSCI World Private Equity Return Tracker ETF(b)	Small Cap Equity ETF

Distributions paid from:

Ordinary Income	$2,719,811	$5,331,503	$—	$267,240

(a)	Commenced operations on May 19, 2026.
(b)	Commenced operations on October 21, 2025.

The tax character of distributions paid during the fiscal year ended August 31, 2025 were as follows:

	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	India Equity ETF (a)	Innovate Equity ETF

Distributions paid from:

Ordinary Income	$16,518,301	$904,128	$—	$3,331,425

			JUST U.S. Large Cap Equity ETF	Small Cap Equity ETF

Distributions paid from:

Ordinary Income			$4,768,873	$374,278

Return of Capital			$—	$590,432

(a)	Commenced operations on April 1, 2025.

 As of August 31, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

	Data Enhanced International Equity ETF(a)	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	India Equity ETF

Undistributed Ordinary income — net	$82,679	$5,540,788	$139,546	$—

Capital loss carryforwards:

Perpetual Short-Term	(39,114)	(21,112,996)	(119,382,493)	(3,910,945)

Perpetual Long-Term	—	(70,914,997)	(19,615,827)	(292,984)

Total capital loss carryforwards	(39,114)	(92,027,993)	(138,998,320)	(4,203,929)

Timing differences — (Qualified Late Year Ordinary Loss Deferral)	—	—	(219,484)	(261,412)

Unrealized gains (losses) — net	558,348	317,047,621	43,776,244	(61,017)

Total accumulated earnings (losses) — net	$601,913	$230,560,416	$(95,302,014)	$(4,526,358)

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Notes to Financial Statements (continued) August 31, 2026

9 . TAX INFORMATION (continued)

	Innovate Equity ETF*	JUST U.S. Large Cap Equity ETF	MSCI World Private Equity Return Tracker ETF(b)	Small Cap Equity ETF

Undistributed Ordinary income — net	$263,584	$773,679	$300,510	$1,673,823

Capital loss carryforwards:

Perpetual Short-Term	(13,316,132)	(8,130,231)	(632,750)	(13,214,072)

Perpetual Long-Term	(51,862,731)	(16,146,523)	—	—

Total capital loss carryforwards	(65,178,863)	(24,276,754)	(632,750)	(13,214,072)

Unrealized gains (losses) — net	41,432,700	232,472,025	3,270,677	33,460,723

Total accumulated earnings (losses) — net	$(23,482,579)	$208,968,950	$2,938,437	$21,920,474

(a)	Commenced operations on May 19, 2026.
(b)	Commenced operations on October 21, 2025.

* The Innovate Equity ETF utilized $9,001,743 of capital losses in the current fiscal year.

As of fiscal year ended August 31, 2026, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Data Enhanced International Equity ETF(a)	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	India Equity ETF

Tax Cost	$31,785,157	$1,761,358,454	$522,241,036	$170,454,951

Gross unrealized gain	1,014,961	384,622,829	63,196,052	16,996,828

Gross unrealized loss	(456,613)	(67,575,208)	(19,419,808)	(17,057,845)

Net unrealized gain (loss)	$558,348	$317,047,621	$43,776,244	$(61,017)

	Innovate Equity ETF	JUST U.S. Large Cap Equity ETF	MSCI World Private Equity Return Tracker ETF(b)	Small Cap Equity ETF

Tax Cost	$161,392,543	$337,385,478	$28,888,397	$246,214,601

Gross unrealized gain	58,115,008	244,635,436	27,176,729	42,168,616

Gross unrealized loss	(16,682,308)	(12,163,411)	(23,906,052)	(8,707,893)

Net unrealized gain (loss)	$41,432,700	$232,472,025	$3,270,677	$33,460,723

(a)	Commenced operations on May 19, 2026.
(b)	Commenced operations on October 21, 2025.

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences in the tax treatment of partnership investments, passive foreign investment company investments, swap transactions and underlying fund investments.

In order to present components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from certain non-deductible expenses, net operating losses, redemption in-kind transactions and underlying fund transactions.

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9 . TAX INFORMATION (continued)

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	$130,011,222	$ (130,011,222)

Goldman Sachs Hedge Industry VIP ETF	144,849,125	(144,849,125)

Goldman Sachs India Equity ETF	(135,096)	135,096

Goldman Sachs Innovate Equity ETF	29,811,045	(29,811,045)

Goldman Sachs JUST U.S. Large Cap Equity ETF	22,929,883	(22,929,883)

Goldman Sachs MSCI World Private Equity Return Tracker ETF(a)	2,673,904	(2,673,904)

Goldman Sachs Small Cap Equity ETF	19,430,707	(19,430,707)

(a)	Commenced operations on October 21, 2025.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

10 . OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk (each Fund except Data Enhanced International Equity ETF, India Equity ETF and Small Cap Equity ETF) — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a Reference Index, if applicable), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”). To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund and may negatively impact a Fund’s performance.

Index Risk (each Fund except Data Enhanced International Equity ETF, India Equity ETF and Small Cap Equity ETF) — GSAM, JUST Capital Foundation, Inc., MSCI and Solactive AG (the “Index Providers”) construct the respective Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s

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Notes to Financial Statements (continued) August 31, 2026

10 . OTHER RISKS (continued)

performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Providers may utilize third party data in constructing each Index, but not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Providers can guarantee the availability or timeliness of the production of the Index. The Index Providers may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Industry Concentration Risk (each Fund except Data Enhanced International Equity ETF, India Equity ETF and Small Cap Equity ETF) — In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that an Index concentrates in the securities of issuers in a particular industry or group of industries, a Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the applicable Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If an Index is not concentrated in a particular industry or group of industries, the applicable Fund will not concentrate in a particular industry or group of industries.

Investment Style Risk — Different investment styles (e.g., growth, value or quantitative) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. A Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe, NYSE Arca or NASDAQ and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser

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10 . OTHER RISKS (continued)

cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index (except Data Enhanced International Equity ETF, India Equity ETF and Small Cap Equity ETF) trading individually or in the aggregate at any point in time.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — The Data Enhanced International Equity ETF, India Equity ETF, MSCI World Private Equity Return Tracker ETF and Small Cap Equity ETF are non-diversified, meaning that each is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. The JUST U.S. Large Cap Equity ETF is classified as “diversified”; however, the Fund may become “non-diversified” to the extent its Index is non-diversified and thus may invest a larger percentage of its assets in fewer issuers than diversified funds.

Stock Risk — Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tracking Error Risk (each Fund except India Equity ETF and Small Cap Equity ETF) — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. OTHER MATTERS

In September 2026, the Financial Accounting Standards Board issued Accounting Standards Update 2026-03, Fair Value Measurement (Topic 820)- Investment Companies with Equity Securities Subject to Contractual Sale Restrictions (“ASU 2026-03”). The standard requires investment companies to consider contractual sale restrictions when measuring the fair value of in-scope equity securities and requires enhanced disclosures regarding such restrictions, including the amount of any discount attributable to the restriction. ASU 2026-03 is effective for annual reporting periods beginning after December 15, 2027, and interim reporting

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GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2026

12. OTHER MATTERS (continued)

periods within those annual reporting periods, with early adoption permitted. Management is currently evaluating the impact of, and determining when the Funds will adopt, the new requirement.

13. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

84

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Data Enhanced International Equity ETF, Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs India Equity ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF, Goldman Sachs MSCI World Private Equity Return Tracker ETF and Goldman Sachs Small Cap Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eight of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2026, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2026, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF and Goldman Sachs Small Cap Equity ETF

	For the year ended August 31, 2026	For the years ended August 31, 2026 and 2025	For each of the periods indicated therein
Goldman Sachs India Equity ETF	For the year ended August 31, 2026	For the year ended August 31, 2026 and for the period April 1, 2025 (commencement of operations) through August 31, 2025
Goldman Sachs MSCI World Private Equity Return Tracker ETF	For the period October 21, 2025 (commencement of operations) through August 31, 2026
Goldman Sachs Data Enhanced International Equity ETF	For the period May 19, 2026 (commencement of operations) through August 31, 2026

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

85

Report of Independent Registered Public

Accounting Firm (continued)

August 31, 2026

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs India Equity ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF, Goldman Sachs MSCI World Private Equity Return Tracker ETF, and Goldman Sachs Small Cap Equity ETF (Unaudited)

Background

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs India Equity ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF, Goldman Sachs MSCI World Private Equity Return Tracker ETF, and Goldman Sachs Small Cap Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2027 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-17, 2026 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;

(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”); (ii) its underlying index (except for the India Equity ETF and Small Cap Equity ETF) or its benchmark performance index (in the case of the India Equity ETF and Small Cap Equity ETF); and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)

in the case of the Small Cap Equity ETF and India Equity ETF, information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(e)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(f)

with respect to the extensive investment performance (except for India Equity ETF and MSCI World Private Equity Return Tracker ETF) and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(g)	in the case of the Small Cap Equity ETF, the undertaking of the Investment Adviser to implement a fee waiver;
(h)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(i)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollar practices with respect to India Equity ETF and Small Cap Equity ETF, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification, and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies, and other characteristics, as well as the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. In particular, they noted that the Funds are passively-managed ETFs that seek to track indices developed and maintained by third-party service providers, except for the Hedge Industry VIP ETF, which seeks to track a proprietary index created by the Investment Adviser, and the India Equity ETF and Small Cap Equity ETF, which are actively managed and seek long-term capital appreciation and long-term growth of capital, respectively. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and/or ratings compiled by the Outside Data Provider as of December 31, 2025, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2026. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. As part of this review, the Trustees reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees received information comparing each Fund’s (except for the India Equity ETF and Small Cap Equity ETF) performance to that of its respective index. The Trustees observed that the investment performance of each Fund (except for the India Equity ETF and Small Cap Equity ETF) was consistent with the investment objective of tracking its respective index. The Trustees also reviewed the investment performance of the India Equity ETF and Small Cap Equity ETF relative to their performance benchmarks. As part of this review, they considered the investment performance trends of the Small Cap Equity ETF over time, and reviewed the investment performance trends of the India Equity ETF and Small Cap Equity ETF in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which the performance of the India Equity ETF and Small Cap Equity ETF was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. The Trustees noted that the Small Cap Equity Fund had placed in the third quartile of its peer group and had underperformed its benchmark index for the one-year period ended March 31, 2026. The Trustees noted that the Small Cap Equity ETF’s investment performance was consistent with its investment objective of seeking long-term growth of capital. With respect to the India Equity ETF, the Trustees noted that the Fund had launched on April 1, 2025 and did not yet have a meaningful performance history.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to implement a management fee waiver for the Small Cap Equity ETF. The Trustees noted that license fees would be payable by the Investment Adviser to Solactive AG for the use of the underlying indices of the Equal Weight U.S. Large Cap Equity ETF and Innovate Equity ETF, to MSCI Inc. for the use of the underlying indices of the MSCI World Private Equity Return Tracker ETF and India Equity ETF, to Frank Russell Company for the use of the underlying index of the JUST U.S. Large Cap Equity ETF, and to JUST Capital Foundation, Inc. for the use of certain trademarks and trade names with respect to the JUST U.S. Large Cap Equity ETF. They noted that no license fee would be payable to the Investment Adviser by the Hedge Industry VIP ETF for use of the index created by the Investment Adviser.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Funds was provided for 2025 and 2024 (2025 only for India Equity ETF and MSCI World Private Equity Return Tracker ETF). The Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Small Cap Equity ETF that exceed specified levels. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which certain Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2027.

90

Other Information for Unaudited Tax

Goldman Sachs ETF Trust – Equity ETFs - Tax Information (Unaudited)

For the fiscal year ended August 31, 2026, 83.40%, 100%, 68%, 100% and 74.24% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF and Small Cap Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2026, 88.40%, 100%, 82.79%, 100% and 100% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF and Small Cap Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2026, 8.31% & 1.30% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF & Innovate Equity ETF, respectively, qualify as section 199A dividends.

91

Goldman Sachs Funds Annual Financial Statements August 31, 2026 Goldman Sachs Future Thematic Equity ETFs Goldman SachsFuture Health Care Equity ETF (GDOC) Goldman Sachs Future Tech Leaders Equity ETF (GTEK) Goldman Sachs Asset Management

Goldman Sachs Future Thematic Equity ETFs

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 98.3%
Belgium – 4.2%
787	Argenx SE ADR (Health Care)*	$811,916

Canada -0.9%
2,974	Xenon Pharmaceuticals, Inc. (Health Care)*	179,094

France – 0.5%
467	Sartorius Stedim Biotech (Health Care)	106,324

Japan – 2.0%
2,595	Hoya Corp. (Health Care)	399,743

Switzerland – 4.2%
1,318	Galderma Group AG (Health Care)*	273,894
771	Lonza Group AG (Health Care)	550,230

		824,124

United Kingdom – 2.0%
2,440	AstraZeneca PLC (Health Care)	395,986

United States – 84.5%
4,485	Agilent Technologies, Inc. (Health Care)	688,717
2,367	Alkermes PLC (Health Care)*	111,225
6,257	Boston Scientific Corp. (Health Care)*	302,213
2,421	Bridgebio Pharma, Inc. (Health Care)*	185,424
1,619	Cencora, Inc. (Health Care)	523,909
960	CG Oncology, Inc. (Health Care)*	72,154
4,355	Cytokinetics, Inc. (Health Care)*	308,813
3,695	Definium Therapeutics, Inc. (Health Care)*	146,765
8,317	Dexcom, Inc. (Health Care)*	757,346
1,761	Dianthus Therapeutics, Inc. (Health Care)*	185,979
7,509	Edwards Lifesciences Corp. (Health Care)*	681,442
2,066	Eli Lilly & Co. (Health Care)	2,389,804
4,952	Guardant Health, Inc. (Health Care)*	787,467
1,823	Insmed, Inc. (Health Care)*	222,078
1,526	Intuitive Surgical, Inc. (Health Care)*	575,088
6,127	Johnson & Johnson (Health Care)	1,628,863
4,775	Kardigan, Inc. (Health Care)*(a)	96,264
376	Madrigal Pharmaceuticals, Inc. (Health Care)*	203,051
9,861	Merck & Co., Inc. (Health Care)	1,457,061
238	Mettler-Toledo International, Inc. (Health Care)*	334,423
955	Natera, Inc. (Health Care)*	307,472
406	Praxis Precision Medicines, Inc. (Health Care)*	142,222

Shares	Description	Value

Common Stocks – (continued)

United States – ( continued)
1,125	Quest Diagnostics, Inc. (Health Care)	$270,338
1,789	Repligen Corp. (Health Care)*	323,773
1,346	Rhythm Pharmaceuticals, Inc. (Health Care)*	142,851
14,044	Roivant Sciences Ltd. (Health Care)*	486,484
5,584	Royalty Pharma PLC, Class A (Health Care)	342,914
1,690	Spyre Therapeutics, Inc. (Health Care)*	150,968
1,838	Structure Therapeutics, Inc. ADR (Health Care)*	84,383
1,114	Thermo Fisher Scientific, Inc. (Health Care)	687,449
2,912	UnitedHealth Group, Inc. (Health Care)	1,133,962
1,511	Vertex Pharmaceuticals, Inc. (Health Care)*	822,770

		16,553,672

TOTAL COMMON STOCKS (Cost $14,606,888)		19,270,859

Shares	Dividend Rate	Value

Investment Company – 1.6%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
311,849	3.574%(c)	311,849
(Cost $311,849)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $14,918,737)		19,582,708

Securities Lending Reinvestment Vehicle – 0.5%(b)

Goldman Sachs Financial Square Government Fund – Institutional Shares
94,704	3.585%(c)	94,704
(Cost $94,704)

TOTAL INVESTMENTS – 100.4% (Cost $15,013,441)		$19,677,412

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(80,218)

NET ASSETS – 100.0%		$19,597,194

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.
(c)	Represents 1-day yield at August 31, 2026.

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

Sector Name	% of Market Value

Health Care	97.9%

Investment Company	1.6

Securities Lending Reinvestment Vehicle	0.5

TOTAL INVESTMENTS	100.0%

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.5%

Communication Services – 5.3%
3,966	AppLovin Corp., Class A*	$1,237,630
83,194	Cellnex Telecom SA (Spain)*(a)	2,558,980
78,782	Liftoff Mobile, Inc.*	1,463,770
159,507	NetEase, Inc. (China)	3,914,781
6,308	Spotify Technology SA*	3,429,155

		12,604,316

Consumer Discretionary – 7.2%
20,362	DoorDash, Inc., Class A*	4,718,690
44,840	eBay, Inc.	4,643,630
1,034,102	Eternal Ltd. (India)*	3,564,661
940	MercadoLibre, Inc. (Brazil)*	1,820,028
167,517	Sumitomo Electric Industries Ltd. (Japan)	2,329,786

		17,076,795

Health Care – 1.0%
15,133	Hoya Corp. (Japan)	2,331,142

Industrials – 9.6%
9,083	Axon Enterprise, Inc.*	5,146,065
53,652	Bizlink Holding, Inc. (Taiwan)	3,670,161
88,394	Daifuku Co. Ltd. (Japan)	3,212,616
122,614	Ebara Corp. (Japan)	3,594,077
20,101	Rocket Lab Corp.*	1,284,856
7,957	SK Square Co. Ltd. (South Korea)*	6,029,087

		22,936,862

Information Technology – 71.0%
79,650	Accton Technology Corp. (Taiwan)	5,109,632
45,447	AIXTRON SE (Germany)	1,889,399
36,682	Amphenol Corp., Class A	5,815,931
	ASE Technology Holding Co.
361,458	Ltd. (Taiwan)	6,654,419
15,915	Cadence Design Systems, Inc.*	5,391,684
	Cambricon Technologies Corp.
14,028	Ltd., Class A (China)	2,322,367
84,510	Chroma ATE, Inc. (Taiwan)	5,221,600
7,205	Ciena Corp.*	2,758,074
25,925	Cloudflare, Inc., Class A*	7,909,977
147,749	Coforge Ltd. (India)	3,081,763
13,491	Coherent Corp.*	3,748,204
129,999	Core Scientific, Inc.*	2,118,984
13,960	Crowdstrike Holdings, Inc.,
	Class A*	3,224,760
9,359	Datadog, Inc., Class A*	2,218,457
12,808	Dell Technologies, Inc., Class C	5,840,576
111,870	Delta Electronics, Inc. (Taiwan)	6,488,897
40,831	Elite Material Co. Ltd. (Taiwan)	7,060,023
	Hangzhou Chang Chuan
76,480	Technology Co. Ltd., Class A (China)	3,176,573
78,614	Infineon Technologies AG (Germany)	5,140,295
44,330	Jentech Precision Industrial Co. Ltd. (Taiwan)	8,370,743
17,353	KLA Corp.	3,044,584
4,146	Lumentum Holdings, Inc.*	3,792,595

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
40,154	Marvell Technology, Inc.	$8,498,996
57,189	MediaTek, Inc. (Taiwan)	7,076,062
222,799	Mirion Technologies, Inc.*	3,357,581
4,140	MongoDB, Inc.*	1,876,952
2,245	Monolithic Power Systems, Inc.	2,846,144
10,597	Motorola Solutions, Inc.	5,142,724
80,500	Murata Manufacturing Co. Ltd. (Japan)	3,624,882
46,404	NAURA Technology Group Co. Ltd., Class A (China)	4,833,738
25,662	Persistent Systems Ltd. (India)	1,508,344
49,039	Samsara, Inc., Class A*	2,003,243
4,694	Samsung Electro-Mechanics Co. Ltd. (South Korea)	5,000,622
34,145	SCREEN Holdings Co. Ltd. (Japan)	2,907,868
15,642	Shopify, Inc., Class A (Canada)*	2,305,161
18,707	Snowflake, Inc.*	6,200,061
12,023	Teradyne, Inc.	4,206,006
119,800	Unimicron Technology Corp. (Taiwan)	3,772,782
18,516	Zscaler, Inc.*	3,488,137

		169,028,840

Materials – 2.8%
343,341	Hubei Dinglong Co. Ltd., Class A(China)	3,716,546
119,488	Mitsubishi Gas Chemical Co., Inc. (Japan)	2,973,452

		6,689,998

Real Estate – 2.6%
14,285	Digital Realty Trust, Inc. REIT	2,651,153
3,448	Equinix, Inc. REIT	3,609,091

		6,260,244

TOTAL COMMON STOCKS
(Cost $157,915,483)		236,928,197

Shares	Dividend Rate	Value

Investment Company – 0.6%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
1,444,731	3.574%(c)	1,444,731
(Cost $1,444,731)

TOTAL INVESTMENTS – 100.1%
(Cost $159,360,214)		$238,372,928

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(333,813)

NET ASSETS – 100.0%		$238,039,115

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

(c)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
REIT	— Real Estate Investment Trust

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Assets and Liabilities August 31, 2026

	Future Health Care Equity ETF	Future Tech Leaders Equity ETF

Assets:

Investments in unaffiliated issuers, at value (cost $14,606,888 and $157,915,483, respectively)(a)	$19,270,859	$236,928,197
Investments in affiliated issuers, at value (cost $311,849 and $1,444,731, respectively)	311,849	1,444,731
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	94,704	—
Foreign Currency, at value (cost $441 and $–, respectively)	454	—
Receivables:
Dividends	18,064	151,742
Foreign tax reclaims	1,983	19,655
Securities lending income	105	—

Total assets	19,698,018	238,544,325

Liabilities:
Payables:
Payable upon return of securities loaned	94,704	—
Management fees	6,120	74,178
Foreign bank overdraft (cost $– and $233, respectively)	—	234
Foreign capital gains taxes	—	430,798

Total liabilities	100,824	505,210

Net Assets:

Paid-in capital	34,582,597	239,922,662
Total distributable loss	(14,985,403)	(1,883,547)

NET ASSETS	$19,597,194	$238,039,115

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	525,000	4,175,000

Net asset value per share:	$37.33	$57.02

(a)	Includes loaned securities having a market value of $93,361 and $– for Future Health Care Equity ETF and Future Tech Leaders Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS FUTURE ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2026

	Future Health Care Equity ETF	Future Tech Leaders Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,810 and $147,060, respectively)	$148,173	$1,104,120

Dividends — affiliated issuers	9,517	101,102

Securities lending income, net of rebates received or paid to borrowers	211	6,147

Total Investment Income	157,901	1,211,369

Expenses:

Management fees	131,032	1,464,716

Trustee fees	23,275	25,426

Total expenses	154,307	1,490,142

Less — expense reductions	(465)	(5,072)

Net expenses	153,842	1,485,070

NET INVESTMENT INCOME (LOSS)	4,059	(273,701)

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including the effects of net foreign capital gains tax of $– and $155,205, respectively)	(586,550)	33,075,380

In-kind redemptions	1,324,028	9,534,511

Foreign currency transactions	(1,865)	(120,455)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $– and $26,639, respectively)	1,855,537	42,385,370

Foreign currency translations	(150)	874

Net realized and unrealized gain	2,591,000	84,875,680

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,595,059	$84,601,979

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets

	Future Health Care Equity ETF		Future Tech Leaders Equity ETF
	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income (loss)	$4,059	$39,018	$(273,701)	$5,525

Net realized gain (loss)	735,613	(2,446,751)	42,489,436	20,516,316

Net change in unrealized gain (loss)	1,855,387	(647,204)	42,386,244	13,961,882

Net increase (decrease) in net assets resulting from operations	2,595,059	(3,054,937)	84,601,979	34,483,723

Distributions to shareholders:

From distributable earnings	(67,956)	(3,600)	–	–

From share transactions:

Proceeds from sales of shares	1,737,793	–	19,230,017	8,141,056

Cost of shares redeemed	(4,976,030)	(827,726)	(41,642,591)	(42,349,891)

Net decrease in net assets resulting from share transactions	(3,238,237)	(827,726)	(22,412,574)	(34,208,835)

TOTAL INCREASE (DECREASE)	(711,134)	(3,886,263)	62,189,405	274,888

Net Assets:

Beginning of year	$20,308,328	$24,194,591	$175,849,710	$175,574,822

End of year	$19,597,194	$20,308,328	$238,039,115	$175,849,710

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Future Health Care Equity ETF
	For the Fiscal Year Ended August 31,				For the Period November 9, 2021* to August 31, 2022
	2026	2025	2024	2023

Per Share Operating Performance:

Net asset value, beginning of period	$32.49	$37.22	$32.42	$29.94	$39.68

Net investment income (loss)(a)	– (b)	0.06	0.01	(0.04)	(0.08)

Net realized and unrealized gain (loss)	4.95	(4.78)	4.97	2.52	(9.66)

Total from investment operations	4.95	(4.72)	4.98	2.48	(9.74)

Distributions to shareholders from net investment income	(0.11)	(0.01)	(0.18)	– (b)	–

Net asset value, end of period	$37.33	$32.49	$37.22	$32.42	$29.94

Market price, end of period	$37.35	$32.45	$37.23	$32.42	$30.00

Total Return at Net Asset Value(c)	15.26%	(12.69)%	15.44%	8.28%	(24.55)%

Net assets, end of period (in 000’s)	$19,597	$20,308	$24,195	$111,841	$101,781

Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75	%(d)

Ratio of net investment income (loss) to average net assets	0.02%	0.19%	0.02%	(0.14)%	(0.33	)%(d)

Portfolio turnover rate(e)	67%	46%	45%	28%	24%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE TECH LEADRES EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Future Tech Leaders Equity ETF
	For the Fiscal Year Ended August 31,					For the Period September 14, 2021* to August 31, 2022
	2026	2025		2024	2023

Per Share Operating Performance:

Net asset value, beginning of period	$36.83	$29.89		$25.09	$24.12	$40.22

Net investment income (loss)(a)	(0.06)	–	(b)	(0.01)	0.05	0.01

Net realized and unrealized gain (loss)	20.25	6.94		4.88	0.92	(16.11)

Total from investment operations	20.19	6.94		4.87	0.97	(16.10)

Distributions to shareholders from net investment income	–	–		(0.07)	– (b)	–	(b)

Net asset value, end of period	$57.02	$36.83		$29.89	$25.09	$24.12

Market price, end of period	$56.76	$36.56		$29.81	$25.06	$24.08

Total Return at Net Asset Value(c)	54.83%	23.19%		19.44%	4.05%	(40.03)%

Net assets, end of period (in 000’s)	$238,039	$175,850		$175,575	$255,895	$242,407

Ratio of net expenses to average net assets	0.75%	0.75%		0.75%	0.75%	0.75	%(d)

Ratio of net investment income (loss) to average net assets	(0.14)%	–	%(e)	(0.03)%	0.19%	0.03	%(d)

Portfolio turnover rate(f)	73%	59%		48%	44%	55%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)	Amount is less than 0.005%.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements August 31, 2026

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs Future Health Care Equity ETF	Non-Diversified

Goldman Sachs Future Tech Leaders Equity ETF	Non-Diversified

The investment objective of each Fund is to seek long-term growth of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser (“Investment Adviser”) to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

12

GOLDMAN SACHS FUTURE ETFS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team within the Funds’ Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment is consistent with that presented within the Funds’ financial statements.

G. Income Tax Disclosure — The Funds adopted Financial Accounting Standards Board Standards Update 2023-09, Income Taxes (Topic 740)— Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

13

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2026

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in Underlying Money Market Funds are valued at the NAV per share on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Funds’ accounting policies and investment holdings, please see the Underlying Money Market Funds’ financial statements at SEC.gov.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2026:

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Future Health Care Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$399,743	$—	$—

Europe	2,138,350	—	—

North America	16,732,766	—	—

Investment Company	311,849	—	—

Securities Lending Reinvestment Vehicle	94,704	—	—

Total	$19,677,412	$—	$—

Future Tech Leaders Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$111,546,624	$—	$—

Europe	9,588,674	—	—

North America	113,972,871	—	—

South America	1,820,028	—	—

Investment Company	1,444,731	—	—

Total	$238,372,928	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country or continent noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2026, contractual and effective net unitary management fees with GSAM for each Fund were at the following rates:

Fund	Unitary Management Fee

Future Health Care Equity ETF	0.75%

Future Tech Leaders Equity ETF	0.75%

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GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2026

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued )

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Treasury Obligations Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”). For the fiscal year ended August 31, 2026, GSAM waived $465 and $5,072 of the Funds’ management fees for the Future Health Care Equity ETF and the Future Tech Leaders Equity ETF, respectively.

B. Other Transactions with Affiliates — For the fiscal year ended August 31, 2026, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

The following tables provide information about the Funds’ investment in the Goldman Sachs Financial Square Treasury Obligations Fund as of and for the fiscal year ended August 31, 2026:

Future Health Care Equity ETF
Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$302,347	$3,126,355	$(3,116,853)	$311,849	311,849	$9,517

Future Tech Leaders Equity ETF
Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	2,862,302	46,439,522	(47,857,093)	1,444,731	1,444,731	101,102

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

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GOLDMAN SACHS FUTURE ETFS

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Future Health Care Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	50,000	$1,737,793	—	$—

Shares redeemed	(150,000)	(4,976,030)	(25,000)	(827,726)

NET DECREASE IN SHARES	(100,000)	$(3,238,237)	(25,000)	$(827,726)

	Goldman Sachs Future Tech Leaders Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	350,000	$19,230,017	250,000	$8,141,056

Shares redeemed	(950,000)	(41,642,591)	(1,350,000)	(42,349,891)

NET DECREASE IN SHARES	(600,000)	$(22,412,574)	(1,100,000)	$(34,208,835)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2026 were as follows:

Fund	Purchases	Sales

Future Health Care Equity ETF	$13,675,982	$13,804,598

Future Tech Leaders Equity ETF	144,792,318	150,497,206

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2026 were as follows:

Fund	Purchases	Sales

Future Health Care Equity ETF	$1,718,323	$4,904,793

Future Tech Leaders Equity ETF	11,932,816	27,702,319

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York (“BNY”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual

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GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2026

7. SECURITIES LENDING (continued )

maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNY may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNY is unable to purchase replacement securities, BNY will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2026, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Future Tech Leaders Equity ETF did not have securities on loan as of August 31, 2026.

Each of the Funds and BNY received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2026 are reported under Securities lending income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the year ended August 31, 2026:

Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026

Future Health Care Equity ETF	$—	$ 565,577	$ (470,873)	$94,704

Future Tech Leaders Equity ETF	—	14,664,163	(14,664,163)	—

8 . TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2026 were as follows:

	Future Health Care Equity ETF	Future Tech Leaders Equity ETF

Distributions paid from:

Ordinary Income	$ 67,956	$ —

The tax character of distributions paid during the fiscal year ended August 31, 2025 was as follows:

	Future Health Care Equity ETF	Future Tech Leaders Equity ETF

Distributions paid from:

Ordinary Income	$ 3,600	$ —

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GOLDMAN SACHS FUTURE ETFS

8 . TAX INFORMATION (continued)

As of August 31, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

	Future Health Care Equity ETF	Future Tech Leaders Equity ETF

Undistributed Ordinary income — net	$237,271	$8,462,897

Capital loss carryforwards:

Perpetual Short-Term	(10,735,559)	(43,509,081)

Perpetual Long-Term	(8,877,994)	(40,669,941)

Total capital loss carryforwards	(19,613,553)	(84,179,022)

Unrealized gains (losses) — net	4,390,879	73,832,578

Total accumulated earnings (losses) — net	$(14,985,403)	$ (1,883,547)

As of August 31, 2026, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Future Health Care Equity ETF	Future Tech Leaders Equity ETF

Tax Cost	$15,286,633	$ 164,110,683

Gross unrealized gain	4,602,779	85,250,046

Gross unrealized loss	(211,900)	(11,417,468)

Net unrealized gain (loss)	$4,390,879	$73,832,578

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses, redemption in-kind transactions and differences in the tax treatment of underlying fund investments.

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs Future Health Care Equity ETF	$1,265,417	$ (1,265,417)

Goldman Sachs Future Tech Leaders Equity ETF	9,531,050	(9,531,050)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2026

9 . OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”). To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that a Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact a Fund’s performance.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Funds invest in foreign securities, and as such the Funds may hold such securities and cash with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic and Sector Risk — If a Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

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GOLDMAN SACHS FUTURE ETFS

9. OTHER RISKS (continued)

Investment Style Risk — Different investment styles (e.g., growth, value or quantitative) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Stock Risk — Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

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Notes to Financial Statements (continued) August 31, 2026

9. OTHER RISKS (continued)

Thematic Investing Risk — The Fund’s thematic investment strategy limits the universe of investment opportunities available to the Fund and will affect the Fund’s exposure to certain companies, sectors, regions, and countries, which may result in the Fund forgoing opportunities to buy or sell certain securities when it might otherwise be advantageous to do so. Adhering to the Fund’s thematic investment strategy may also affect the Fund’s performance relative to similar funds that do not seek to invest in companies exposed to certain themes. There is no guarantee that the Investment Adviser’s views, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor. In addition, the Investment Adviser is not required to monitor on an ongoing basis whether a current holding continues to be aligned with one or more themes or otherwise associated with certain themes. The Fund is not required to sell, and may instead add to, positions in holdings that no longer continue to be aligned with one or more of the Key Themes or associated with these themes.

Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculations may also be impacted by operational risks arising from factors such as failures in systems and technology.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In September 2026, the Financial Accounting Standards Board issued Accounting Standards Update 2026-03, Fair Value Measurement (Topic 820)- Investment Companies with Equity Securities Subject to Contractual Sale Restrictions (“ASU 2026-03”). The standard requires investment companies to consider contractual sale restrictions when measuring the fair value of in-scope equity securities and requires enhanced disclosures regarding such restrictions, including the amount of any discount attributable to the restriction. ASU 2026-03 is effective for annual reporting periods beginning after December 15, 2027, and interim reporting periods within those annual reporting periods, with early adoption permitted. Management is currently evaluating the impact of, and determining when the Funds will adopt, the new requirement.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Future Health Care Equity ETF and Goldman Sachs Future Tech Leaders Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Future Health Care Equity ETF and Goldman Sachs Future Tech Leaders Equity ETF (two of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2026, the related statements of operations for the year ended August 31, 2026, the statements of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2026, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2026, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS FUTURE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Future Health Care Equity ETF and Goldman Sachs Future Tech Leaders Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2027 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-17, 2026 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”); (ii) a benchmark performance index; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(e)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(h)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

24

GOLDMAN SACHS FUTURE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(n)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics, as well as the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. In particular, they noted that the Funds are actively-managed ETFs that seek long-term growth of capital. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2025, and updated information prepared by the Investment Adviser regarding the Funds’ category rankings using the peer group identified by the Outside Data Provider as of March 31, 2026. The information on each Fund’s investment performance was provided for the one- and three-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds. The Trustees observed that the Future Health Care Equity ETF had placed in the fourth quartile of the Fund’s peer group and underperformed its benchmark index for the one- and three-year periods ended March 31, 2026. They noted that the Future Tech Leaders Equity ETF had placed in the top half of the Fund’s peer group for the one-year period and in the third quartile for the three-year period, and had outperformed its benchmark index for the one- and three-year periods ended March 31, 2026.

25

GOLDMAN SACHS FUTURE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund, and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2025 and 2024, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated

26

GOLDMAN SACHS FUTURE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2027.

27

Goldman Sachs ETF Trust – Future ETFs - Tax Information (Unaudited)

For the fiscal year ended August 31, 2026, 100% of the dividends paid from net investment company taxable income by the Future Health Care Equity ETF qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2026, 100% of the dividends paid from net investment company taxable income by the Future Health Care Equity ETF qualify for the dividends received deduction available to corporations.

28

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Goldman Sachs Funds Annual Financial Statements Goldman Sachs MarketBeta® ETFs Goldman Sachs MarketBeta® Emerging Markets Equity ETF (GSEE) Goldman Sachs MarketBeta® International Equity ETF (GSID) Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF (GGUS) Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF (GVUS) Goldman Sachs MarketBeta® U.S. Equity ETF (GSUS) August 31, 2026

Goldman Sachs MarketBeta® ETFs

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 96.7%

Argentina – 0.1%
887	Vista Energy SAB de CV ADR (Energy)*	$63,385

Brazil – 2.8%
46,399	Ambev SA (Consumer Staples)	134,608
17,690	Axia Energia SA (Utilities)	181,380
55,274	B3 SA – Brasil Bolsa Balcao (Financials)	173,051
15,200	Banco Bradesco SA (Financials)	44,507
12,632	Banco BTG Pactual SA (Financials)	133,396
17,945	Banco do Brasil SA (Financials)	71,838
4,106	Banco Santander Brasil SA (Financials)	23,428
7,059	BB Seguridade Participacoes SA (Financials)	55,046
6,100	Bradsaude S A (Health Care)	16,331
6,566	Caixa Seguridade Participacoes SA (Financials)	24,511
25,280	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	123,355
22,562	Cia Paranaense de Energia (Utilities)	65,106
2,443	CPFL Energia SA (Utilities)	21,003
8,100	CSN Mineracao SA (Materials)	9,256
7,319	Embraer SA (Industrials)	132,075
4,363	Energisa SA (Utilities)	40,424
9,928	Eneva SA (Utilities)*	50,226
958	Engie Brasil Energia SA (Utilities)	5,433
13,501	Equatorial SA (Utilities)	95,561
5,345	Itau Unibanco Holding SA (Financials)	44,425
12,892	Klabin SA (Materials)	47,031
8,748	Localiza Rent a Car SA (Industrials)	59,217
11,849	Motiva Infraestrutura de Mobilidade SA (Industrials)	35,359
40,391	NU Holdings Ltd., Class A (Financials)*	587,689
38,965	Petroleo Brasileiro SA - Petrobras (Energy)	378,233
1,996	Porto Seguro SA (Financials)	18,909
8,723	PRIO SA (Energy)*	105,535
15,398	Raia Drogasil SA (Consumer Staples)	58,254
10,786	Rede D’Or Sao Luiz SA (Health Care)(a)	73,242
1,230	StoneCo Ltd., Class A (Financials)	11,931
2,677	Suzano SA (Materials)	23,407
8,511	Telefonica Brasil SA (Communication Services)	49,038
8,710	TIM SA (Communication Services)	31,287
336	TOTVS SA (Information Technology)	2,299

Shares	Description	Value

Common Stocks – (continued)

Brazil – (continued)
8,074	Ultrapar Participacoes SA (Consumer Discretionary)	$54,265
38,889	Vale SA (Materials)	584,371
12,541	Vibra Energia SA (Consumer Discretionary)	83,319
15,621	WEG SA (Industrials)	151,211
4,666	XP, Inc., Class A (Financials)	85,061

		3,884,618

Chile – 0.5%
516,578	Banco de Chile (Financials)	106,509
951	Banco de Credito e Inversiones SA (Financials)	65,699
852	Banco Itau Chile SA (Financials)	20,167
799,150	Banco Santander Chile (Financials)	68,912
18,609	Cencosud SA (Consumer Staples)	38,986
8,110	Cencosud Shopping SA (Real Estate)	21,195
1,810	Empresas Copec SA (Consumer Discretionary)	12,834
415,659	Enel Americas SA (Utilities)	37,619
284,364	Enel Chile SA (Utilities)	24,366
12,571	Falabella SA (Consumer Discretionary)	83,210
4,065,811	Latam Airlines Group SA (Industrials)	105,037
5,117	Plaza SA (Real Estate)	21,545
7,088	Quinenco SA (Industrials)	34,163

		640,242

China – 21.5%
9,977	360 Security Technology, Inc., Class A (Information Technology)	13,692
22,961	3SBio, Inc. (Health Care)*(a)	47,215
8,388	AAC Technologies Holdings, Inc. (Information Technology)	47,615
546	Accelink Technologies Co. Ltd., Class A (Information Technology)*	14,621
156	ACM Research Shanghai, Inc., Class A (Information Technology)	7,006
678	Advanced Micro-Fabrication Equipment Inc China, Class A (Information Technology)	36,534
568	AECC Aero-Engine Control Co. Ltd., Class A (Industrials)	1,602
1,611	AECC Aviation Power Co. Ltd., Class A (Industrials)	9,271
50,723	Agricultural Bank of China Ltd., Class A (Financials)	52,248
325,782	Agricultural Bank of China Ltd., Class H (Financials)	263,683

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
700	AIMA Technology Group Co. Ltd., Class A (Consumer Discretionary)	$2,259
10,748	Air China Ltd., Class A (Industrials)*	9,327
980	Airtac International Group (Industrials)	44,023
6,182	Akeso, Inc. (Health Care)*(a)	70,894
191,844	Alibaba Group Holding Ltd. (Consumer Discretionary)	2,794,712
647	All Winner Technology Co. Ltd., Class A (Information Technology)	3,266
8,334	Aluminum Corp. of China Ltd., Class A (Materials)	12,120
46,191	Aluminum Corp. of China Ltd., Class H (Materials)	50,496
278	Amlogic Shanghai Co. Ltd., Class A (Information Technology)	4,034
1,485	An Hui Wenergy Co. Ltd., Class A (Utilities)	1,603
312	Andon Health Co. Ltd., Class A (Health Care)	3,267
113,521	Angang Steel Co. Ltd., Class H (Materials)*	17,160
575	Angel Yeast Co. Ltd., Class A (Consumer Staples)	3,549
803	Anhui Conch Cement Co. Ltd., Class A (Materials)	2,110
21,084	Anhui Conch Cement Co. Ltd., Class H (Materials)	45,534
2,854	Anhui Expressway Co. Ltd., Class A (Industrials)	7,090
4,471	Anhui Expressway Co. Ltd., Class H (Industrials)	8,994
2,389	Anhui Jianghuai Automobile Group Corp. Ltd., Class A (Consumer Discretionary)*	7,457
625	Anhui XDLK Microsystem Corp. Ltd., Class A (Information Technology)	4,073
500	Anhui Yingjia Distillery Co. Ltd., Class A (Consumer Staples)	2,997
247	Anji Microelectronics Technology Shanghai Co. Ltd., Class A (Information Technology)	8,787
402	Anker Innovations Technology Co. Ltd., Class A (Information Technology)	7,526
9,233	ANTA Sports Products Ltd. (Consumer Discretionary)	91,514
656	Apeloa Pharmaceutical Co. Ltd., Class A (Health Care)	2,117

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
546	Asia - Potash International Investment Guangzhou Co. Ltd., Class A (Materials)	$3,895
268	ASR Microelectronics Co. Ltd., Class A (Information Technology)*	4,108
143	Asymchem Laboratories Tianjin Co. Ltd., Class A (Health Care)	3,440
683	Asymchem Laboratories Tianjin Co. Ltd., Class H (Health Care)(a)	10,594
1,080	Atour Lifestyle Holdings Ltd. ADR (Consumer Discretionary)	37,778
1,983	Autohome, Inc. ADR (Communication Services)(b)	43,507
1,229	Avary Holding Shenzhen Co. Ltd., Class A (Information Technology)	17,068
319	AVIC Chengdu UAS Co. Ltd., Class A (Industrials)	1,852
8,641	BAIC BluePark New Energy Technology Co. Ltd., Class A (Consumer Discretionary)*	6,534
5,396	BAIC Foton Motor Co. Ltd., Class A (Consumer Discretionary)*	2,329
22,901	Baidu, Inc., Class A (Communication Services)*	281,030
217	Baimtec Material Co. Ltd., Class A (Industrials)	1,613
5,790	Baiyin Nonferrous Group Co. Ltd., Class A (Materials)*	5,921
14,731	Bank of Beijing Co. Ltd., Class A (Financials)	11,731
2,727	Bank of Changsha Co. Ltd., Class A (Financials)	3,933
2,912	Bank of Chengdu Co. Ltd., Class A (Financials)	8,257
27,303	Bank of China Ltd., Class A (Financials)	26,458
704,485	Bank of China Ltd., Class H (Financials)	530,208
1,401	Bank of Chongqing Co. Ltd., Class A (Financials)	2,334
5,277	Bank of Chongqing Co. Ltd., Class H (Financials)	5,607
28,208	Bank of Communications Co. Ltd., Class A (Financials)	30,400
81,273	Bank of Communications Co. Ltd., Class H (Financials)	80,866
2,387	Bank of Guiyang Co. Ltd., Class A (Financials)	1,958
4,529	Bank of Hangzhou Co. Ltd., Class A (Financials)	11,279
13,429	Bank of Jiangsu Co. Ltd., Class A (Financials)	24,167
7,875	Bank of Nanjing Co. Ltd., Class A (Financials)	13,668

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
5,362	Bank of Ningbo Co. Ltd., Class A (Financials)	$27,233
8,500	Bank of Qingdao Co. Ltd., Class H (Financials)(a)	5,541
10,522	Bank of Shanghai Co. Ltd., Class A (Financials)	14,848
2,328	Bank of Suzhou Co. Ltd., Class A (Financials)	3,081
5,405	Bank of Zhengzhou Co. Ltd., Class A (Financials)*	1,424
1,100	Baoding Tianwei Baobian Electric Co. Ltd., Class A (Industrials)*	1,801
14,584	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	12,635
6,120	BBMG Corp., Class A (Materials)	1,284
4,757	Beibuwan Port Co. Ltd., Class A (Industrials)	7,952
4,770	Beijing Capital Eco-Environment Protection Group Co. Ltd., Class A (Utilities)	1,974
536	Beijing Compass Technology Development Co. Ltd., Class A (Financials)	6,805
2,900	Beijing Dabeinong Technology Group Co. Ltd., Class A (Consumer Staples)	1,416
641	Beijing Easpring Material Technology Co. Ltd., Class A (Industrials)	3,846
4,037	Beijing Enlight Media Co. Ltd., Class A (Communication Services)	7,013
5,245	Beijing Enterprises Holdings Ltd. (Utilities)	21,611
66,089	Beijing Enterprises Water Group Ltd. (Utilities)	14,079
230	Beijing Huafeng Test & Control Technology Co. Ltd., Class A (Information Technology)	13,560
3,831	Beijing Jingneng Power Co. Ltd., Class A (Utilities)	3,119
480	Beijing Kingsoft Office Software, Inc., Class A (Information Technology)	17,837
2,000	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A (Materials)*	3,281
6,679	Beijing Shiji Information Technology Co. Ltd., Class A (Information Technology)	7,854
1,617	Beijing Shougang Co. Ltd., Class A (Materials)	905
4,366	Beijing Sinnet Technology Co. Ltd., Class A (Information Technology)	8,052

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,900	Beijing Teamsun Technology Co. Ltd., Class A (Information Technology)	$5,974
200	Beijing Tricolor Technology Co. Ltd., Class A (Information Technology)	2,843
2,500	Beijing United Information Technology Co. Ltd., Class A (Industrials)*	7,026
405	Beijing Yandong Microelectronic Co. Ltd., Class A (Information Technology)*	2,985
2,419	Beijing Yanjing Brewery Co. Ltd., Class A (Consumer Staples)	4,105
26,609	Beijing-Shanghai High Speed Railway Co. Ltd., Class A (Industrials)	19,369
263	Bestechnic Shanghai Co. Ltd., Class A (Information Technology)	4,146
998	Betta Pharmaceuticals Co. Ltd., Class A (Health Care)	7,499
500	BGI Genomics Co. Ltd., Class A (Health Care)*	2,894
3,610	Bilibili, Inc., Class Z (Communication Services)*	59,451
482	Biocytogen Pharmaceuticals Beijing Co. Ltd., Class A (Health Care)*	8,397
488	Biocytogen Pharmaceuticals Beijing Co. Ltd., Class H (Health Care)*	3,511
291	Biwin Storage Technology Co. Ltd., Class A (Information Technology)	10,203
1,473	Bloomage Biotechnology Corp. Ltd., Class A (Consumer Staples)	7,799
2,409	Bluefocus Intelligent Communications Group Co. Ltd., Class A (Communication Services)	5,056
3,900	Bluestar Adisseo Co., Class A (Materials)	5,016
2,834	BOC Aviation Ltd. (Industrials)(a)	27,168
39,442	BOC Hong Kong Holdings Ltd. (Financials)	265,150
2,417	BOC International China Co. Ltd., Class A (Financials)	4,321
26,283	BOE Technology Group Co. Ltd., Class A (Information Technology)	23,513
5,400	Bohai Leasing Co. Ltd., Class A (Industrials)*	3,569
975	Busy Ming Group Co. Ltd., Class H (Consumer Staples)*	53,257

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
4,707	BYD Co. Ltd., Class A (Consumer Discretionary)	$61,798
36,741	BYD Co. Ltd., Class H (Consumer Discretionary)	408,686
4,800	By-health Co. Ltd., Class A (Consumer Staples)	7,002
1,400	Caida Securities Co. Ltd., Class A (Financials)	1,405
12,516	Caitong Securities Co. Ltd., Class A (Financials)	16,563
6,504	CALB Group Co. Ltd., Class H (Consumer Discretionary)*(a)	14,328
467	Cambricon Technologies Corp. Ltd., Class A (Information Technology)	77,313
556	Canmax Technologies Co. Ltd., Class A (Materials)*	5,330
558	Cathay Biotech, Inc., Class A (Materials)	3,500
4,661	CECEP Solar Energy Co. Ltd., Class A (Utilities)	2,969
6,684	CECEP Wind-Power Corp., Class A (Utilities)	3,333
10,625	CGN Power Co. Ltd., Class A (Utilities)	6,753
137,488	CGN Power Co. Ltd., Class H (Utilities)(a)	53,229
3,978	Changjiang Securities Co. Ltd., Class A (Financials)	5,477
1,113	Chaozhou Three-Circle Group Co. Ltd., Class A (Information Technology)	19,053
1,400	Chengdu Kanghong Pharmaceutical Group Co. Ltd., Class A (Health Care)	4,226
2,037	Chengdu Xingrong Environment Co. Ltd., Class A (Industrials)	2,229
1,800	Chengtun Mining Group Co. Ltd., Class A (Materials)	3,175
1,014	Chifeng Jilong Gold Mining Group Ltd., Class A (Materials)	7,065
3,310	Chifeng Jilong Gold Mining Group Ltd., Class H (Materials)	17,463
4,300	China Baoan Group Co. Ltd., Class A (Industrials)	4,525
59,442	China Cinda Asset Management Co. Ltd., Class H (Financials)(b)	7,014
4,222	China CITIC Bank Corp. Ltd., Class A (Financials)	5,562
90,646	China CITIC Bank Corp. Ltd., Class H (Financials)	96,609
2,350	China Coal Energy Co. Ltd., Class A (Energy)	5,663
26,687	China Coal Energy Co. Ltd., Class H (Energy)	41,294
1,719	China Coal Xinji Energy Co. Ltd., Class A (Energy)	2,838

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
43,573	China Communications Services Corp. Ltd., Class H (Industrials)	$21,483
13,813	China Construction Bank Corp., Class A (Financials)	22,576
987,031	China Construction Bank Corp., Class H (Financials)	1,196,126
4,866	China CSSC Holdings Ltd., Class A (Industrials)	24,685
8,088	China Eastern Airlines Corp. Ltd., Class A (Industrials)*	4,202
32,861	China Eastern Airlines Corp. Ltd., Class H (Industrials)*	11,465
22,646	China Energy Engineering Corp. Ltd., Class A (Industrials)	8,394
119,485	China Energy Engineering Corp. Ltd., Class H (Industrials)(b)	15,851
27,818	China Everbright Bank Co. Ltd., Class A (Financials)	12,298
84,331	China Everbright Bank Co. Ltd., Class H (Financials)	30,497
38,970	China Everbright Environment Group Ltd. (Industrials)	25,030
2,214	China Film Group Co. Ltd., Class A (Communication Services)	4,152
4,533	China First Heavy Industries Co. Ltd., Class A (Industrials)*	2,065
4,304	China Galaxy Securities Co. Ltd., Class A (Financials)	7,919
46,915	China Galaxy Securities Co. Ltd., Class H (Financials)	47,129
2,896	China Gold International Resources Corp. Ltd. (Materials)	94,646
1,617	China Great Wall Securities Co. Ltd., Class A (Financials)	1,957
2,895	China Greatwall Technology Group Co. Ltd., Class A (Information Technology)*	6,287
2,000	China Green Electricity Investment of Tianjin Co. Ltd., Class A (Utilities)	2,221
5,895	China Hainan Rubber Industry Group Co. Ltd., Class A (Materials)*	5,695
25,180	China Hongqiao Group Ltd. (Materials)	73,298
4,133	China International Capital Corp. Ltd., Class A (Financials)	21,366
7,106	China International Capital Corp. Ltd., Class H (Financials)(a)	20,432
1,857	China International Marine Containers Group Co. Ltd., Class A (Industrials)	2,507

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
12,084	China International Marine Containers Group Co. Ltd., Class H (Industrials)	$11,908
2,937	China Jushi Co. Ltd., Class A (Materials)	19,205
1,311	China Life Insurance Co. Ltd., Class A (Financials)	7,513
73,939	China Life Insurance Co. Ltd., Class H (Financials)	285,785
51,117	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	35,439
13,010	China Merchants Bank Co. Ltd., Class A (Financials)	77,696
40,218	China Merchants Bank Co. Ltd., Class H (Financials)	261,389
5,825	China Merchants Energy Shipping Co. Ltd., Class A (Energy)	16,258
3,498	China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A (Industrials)	5,113
17,162	China Merchants Port Holdings Co. Ltd. (Industrials)	35,203
5,380	China Merchants Securities Co. Ltd., Class A (Financials)	14,984
6,775	China Merchants Securities Co. Ltd., Class H (Financials)(a)	13,776
12,113	China Minsheng Banking Corp. Ltd., Class A (Financials)	6,365
96,838	China Minsheng Banking Corp. Ltd., Class H (Financials)	42,988
48,626	China National Building Material Co. Ltd., Class H (Materials)	22,361
4,425	China National Chemical Engineering Co. Ltd., Class A (Industrials)	4,901
846	China National Medicines Corp. Ltd., Class A (Health Care)	3,361
12,155	China National Nuclear Power Co. Ltd., Class A (Utilities)	16,085
1,597	China National Software & Service Co. Ltd., Class A (Information Technology)*	8,054
15,710	China Nonferrous Mining Corp. Ltd. (Materials)	33,186
2,479	China Northern Rare Earth Group High-Tech Co. Ltd., Class A (Materials)	14,989
7,056	China Oilfield Services Ltd., Class A (Energy)	13,539
15,604	China Overseas Land & Investment Ltd. (Real Estate)	24,941
4,316	China Pacific Insurance Group Co. Ltd., Class A (Financials)	20,558
28,870	China Pacific Insurance Group Co. Ltd., Class H (Financials)	111,292

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
19,660	China Petroleum & Chemical Corp., Class A (Energy)	$15,979
253,587	China Petroleum & Chemical Corp., Class H (Energy)	154,786
10,341	China Petroleum Engineering Corp., Class A (Energy)	5,264
70,733	China Power International Development Ltd. (Utilities)	25,851
3,220	China Railway Construction Heavy Industry Corp. Ltd., Class A (Industrials)	1,936
77,464	China Railway Group Ltd., Class H (Industrials)(b)	34,042
4,558	China Railway Signal & Communication Corp. Ltd., Class A (Information Technology)	3,365
38,808	China Railway Signal & Communication Corp. Ltd., Class H (Information Technology)(a)	15,866
300	China Rare Earth Nonferrous Metals Co. Ltd., Class A (Materials)	3,738
851	China Rare Earth Resources And Technology Co. Ltd., Class A (Materials)	7,861
104,291	China Reinsurance Group Corp., Class H (Financials)	16,630
2,868	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	7,068
18,600	China Resources Beverage Holdings Co. Ltd. (Consumer Staples)	17,451
33,000	China Resources Land Ltd. (Real Estate)	126,539
664	China Resources Microelectronics Ltd., Class A (Information Technology)	6,068
8,371	China Resources Mixc Lifestyle Services Ltd. (Real Estate)(a)	41,752
32,571	China Resources Pharmaceutical Group Ltd. (Health Care)(a)	18,572
24,666	China Resources Power Holdings Co. Ltd. (Utilities)(b)	59,027
2,224	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Health Care)	8,111
38,446	China Ruyi Holdings Ltd. (Communication Services)*	6,596
4,122	China Shenhua Energy Co. Ltd., Class A (Energy)	29,930
37,093	China Shenhua Energy Co. Ltd., Class H (Energy)	219,360
1,113	China South Publishing & Media Group Co. Ltd., Class A (Communication Services)	1,662

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
967	China Southern Airlines Co. Ltd., Class A (Industrials)*	$721
20,213	China Southern Airlines Co. Ltd., Class H (Industrials)*	8,019
1,719	China Southern Power Grid Energy Efficiency & Clean Energy Co. Ltd., Class A (Industrials)	1,446
780	China Southern Power Grid Energy Storage Co. Ltd., Class A (Utilities)	1,483
27,818	China State Construction Engineering Corp. Ltd., Class A (Industrials)	17,930
1,019	China Suntien Green Energy Corp. Ltd., Class A (Energy)	1,091
36,903	China Suntien Green Energy Corp. Ltd., Class H (Energy)	15,346
16,107	China Taiping Insurance Holdings Co. Ltd. (Financials)	43,517
6,256	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	3,455
3,421	China Tourism Group Duty Free Corp. Ltd., Class H (Consumer Discretionary)(a)	21,086
53,429	China Tower Corp. Ltd., Class H (Communication Services)(a)	62,158
1,399	China Tungsten And Hightech Materials Co. Ltd., Class A (Materials)	13,703
33,093	China United Network Communications Ltd., Class A (Communication Services)	21,182
500	China Wafer Level CSP Co. Ltd., Class A (Information Technology)	2,301
3,441	China XD Electric Co. Ltd., Class A (Industrials)	6,485
15,359	China Yangtze Power Co. Ltd., Class A (Utilities)	64,221
700	China Zhenhua Group Science & Technology Co. Ltd., Class A (Information Technology)	4,312
13,355	China Zheshang Bank Co. Ltd., Class A (Financials)	5,765
19,281	China Zheshang Bank Co. Ltd., Class H (Financials)	5,829
4,017	Chongqing Afari Technology Co. Ltd., Class A (Consumer Discretionary)*	4,969
200	Chongqing Brewery Co. Ltd., Class A (Consumer Staples)	1,190
12,611	Chongqing Changan Automobile Co. Ltd., Class A (Consumer Discretionary)	13,272

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,800	Chongqing Polycomp International Corp., Class A (Materials)	$8,306
7,905	Chongqing Rural Commercial Bank Co. Ltd., Class A (Financials)	8,001
28,991	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	24,186
3,200	Chongqing Zhifei Biological Products Co. Ltd., Class A (Health Care)*	6,507
500	CIG Shanghai Co. Ltd., Class A (Information Technology)	13,962
939	Cinda Securities Co. Ltd., Class A (Financials)	2,352
2,800	CITIC Heavy Industries Co. Ltd., Class A (Industrials)	1,988
60,006	CITIC Ltd. (Industrials)	100,810
2,000	CITIC Metal Co. Ltd., Class A (Industrials)	3,504
1,019	Citic Pacific Special Steel Group Co. Ltd., Class A (Materials)	2,086
8,201	CITIC Securities Co. Ltd., Class A (Financials)	33,937
17,298	CITIC Securities Co. Ltd., Class H (Financials)	60,372
11,038	CMOC Group Ltd., Class A (Materials)	31,316
40,906	CMOC Group Ltd., Class H (Materials)	87,924
813	CNGR Advanced Material Co. Ltd., Class A (Industrials)	4,838
6,521	CNOOC Energy Technology & Services Ltd., Class A (Energy)	3,854
6,001	CNPC Capital Co. Ltd., Class A (Financials)	6,521
1,404	COFCO Sugar Holding Co. Ltd., Class A (Consumer Staples)	3,143
2,732	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	147,844
2,107	Contemporary Amperex Technology Co. Ltd., Class H (Industrials)	161,130
7,078	COSCO SHIPPING Development Co. Ltd., Class A (Industrials)	2,560
38,213	COSCO SHIPPING Development Co. Ltd., Class H (Industrials)	4,533
2,653	COSCO SHIPPING Energy Transportation Co. Ltd., Class A (Energy)	7,590

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
14,267	COSCO SHIPPING Energy Transportation Co. Ltd., Class H (Energy)	$30,284
8,471	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)	21,436
27,373	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)	60,128
17,439	CRRC Corp. Ltd., Class A (Industrials)	16,146
59,920	CRRC Corp. Ltd., Class H (Industrials)	40,816
31	CSC Financial Co. Ltd., Class A (Financials)	118
18,753	CSC Financial Co. Ltd., Class H (Financials)(a)	29,113
1,853	CSI Solar Co. Ltd., Class A (Information Technology)	2,510
1,153	CSPC Innovation Pharmaceutical Co. Ltd., Class A (Health Care)*	7,586
1,100	Dajin Heavy Industry Co. Ltd., Class H (Industrials)*	4,179
500	DaShenLin Pharmaceutical Group Co. Ltd., Class A (Consumer Staples)	1,373
4,420	Datang International Power Generation Co. Ltd., Class A (Utilities)	3,849
55,905	Datang International Power Generation Co. Ltd., Class H (Utilities)	18,399
1,900	DBG Technology Co. Ltd., Class A (Consumer Discretionary)	5,936
500	Delton Technology Guangzhou, Inc., Class H (Information Technology)	8,317
2,253	DHC Software Co. Ltd., Class A (Information Technology)	2,368
570	Do-Fluoride New Materials Co. Ltd., Class A (Materials)	3,094
359	Dong-E-E-Jiao Co. Ltd., Class A (Health Care)	2,543
1,812	Dongfang Electric Corp. Ltd., Class A (Industrials)	6,945
5,939	Dongfang Electric Corp. Ltd., Class H (Industrials)	15,743
500	Dongguan Yiheda Automation Co. Ltd., Class A (Industrials)	1,944
2,160	Dongxing Securities Co. Ltd., Class A (Financials)	4,524
800	Duality Biotherapeutics, Inc. (Health Care)*	18,808
10,191	East Money Information Co. Ltd., Class A (Financials)	29,414
821	Eastroc Beverage Group Co. Ltd., Class A (Consumer Staples)	14,663

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
3,987	Easyhome New Retail Group Co. Ltd., Class A (Consumer Discretionary)*	$1,353
641	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	5,026
500	Electric Connector Technology Co. Ltd., Class A (Information Technology)	3,712
1,348	ENN Energy Holdings Ltd. (Utilities)	8,539
2,010	ENN Natural Gas Co. Ltd., Class A (Utilities)	5,472
939	Eoptolink Technology, Inc. Ltd., Class A (Information Technology)	56,171
2,200	Estun Automation Co. Ltd., Class H (Industrials)*	4,813
1,404	Eve Energy Co. Ltd., Class A (Industrials)	11,026
1,275	Everbright Securities Co. Ltd., Class A (Financials)	2,794
16,365	Everbright Securities Co. Ltd., Class H (Financials)(a)	15,918
4,921	Fangda Carbon New Material Co. Ltd., Class A (Industrials)	3,868
34,319	Far East Horizon Ltd. (Financials)	30,929
780	Fiberhome Telecommunication Technologies Co. Ltd., Class A (Information Technology)	4,930
4,494	First Capital Securities Co. Ltd., Class A (Financials)	4,428
2,000	Flat Glass Group Co. Ltd., Class A (Information Technology)	2,986
3,931	Focus Media Information Technology Co. Ltd., Class A (Communication Services)	2,908
2,692	Foshan Haitian Flavouring & Food Co. Ltd., Class A (Consumer Staples)	13,476
4,390	Foshan Haitian Flavouring & Food Co. Ltd., Class H (Consumer Staples)	15,758
2,108	Founder Securities Co. Ltd., Class A (Financials)	2,159
6,755	Foxconn Industrial Internet Co. Ltd., Class A (Information Technology)	65,197
1,404	Fujian Funeng Co. Ltd., Class A (Utilities)	2,301
677	Fujian Sunner Development Co. Ltd., Class A (Consumer Staples)	1,671
9,246	Full Truck Alliance Co. Ltd. ADR (Industrials)	78,314

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,311	Fuyao Glass Industry Group Co. Ltd., Class A (Consumer Discretionary)	$11,043
8,335	Fuyao Glass Industry Group Co. Ltd., Class H (Consumer Discretionary)(a)	58,425
743	GalaxyCore, Inc., Class A (Information Technology)*	1,677
234	Gan & Lee Pharmaceuticals Co. Ltd., Class A (Health Care)	2,401
870	Ganfeng Lithium Group Co. Ltd., Class A (Materials)	6,979
6,334	Ganfeng Lithium Group Co. Ltd., Class H (Materials)(a)	33,079
178	G-bits Network Technology Xiamen Co. Ltd., Class A (Communication Services)	10,161
1,600	GCL Energy Technology Co. Ltd., Class A (Utilities)	3,773
4,100	GCL System Integration Technology Co. Ltd., Class A (Information Technology)*	1,617
13,357	GD Power Development Co. Ltd., Class A (Utilities)	10,299
9,699	GDS Holdings Ltd., Class A (Information Technology)*	39,839
4,610	GEM Co. Ltd., Class A (Industrials)	4,481
17,753	Genscript Biotech Corp. (Health Care)*	76,725
1,459	Geovis Technology Co. Ltd., Class A (Information Technology)	7,028
4,418	GF Securities Co. Ltd., Class A (Financials)	14,350
15,418	GF Securities Co. Ltd., Class H (Financials)	36,542
2,639	Giant Network Group Co. Ltd., Class A (Communication Services)	10,783
358	GigaDevice Semiconductor, Inc., Class A (Information Technology)	21,636
254	Ginlong Technologies Co. Ltd., Class A (Industrials)	2,337
780	Glarun Technology Co. Ltd., Class A (Information Technology)	3,517
10,000	Glodon Co. Ltd., Class A (Information Technology)	13,382
2,261	GoerTek, Inc., Class A (Information Technology)	8,162
2,159	Goldwind Science & Technology Co. Ltd., Class A (Industrials)	5,894
11,662	Goldwind Science & Technology Co. Ltd., Class H (Industrials)	14,177

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,181	Gotion High-tech Co. Ltd., Class A (Industrials)	$4,696
7,900	Great Wall Motor Co. Ltd., Class A (Consumer Discretionary)	17,851
3,109	Great Wall Motor Co. Ltd., Class H (Consumer Discretionary)	3,129
3,656	Gree Electric Appliances, Inc. of Zhuhai, Class A (Consumer Discretionary)	21,197
29,400	Greenland Holdings Corp. Ltd., Class A (Real Estate)*	5,777
100	Guangdong Dtech Technology Co. Ltd., Class A (Industrials)	6,250
1,404	Guangdong Electric Power Development Co. Ltd., Class A (Utilities)	1,078
400	Guangdong Fenghua Advanced Technology Holding Co. Ltd., Class A (Information Technology)	3,327
1,943	Guangdong Haid Group Co. Ltd., Class A (Consumer Staples)	13,371
2,037	Guangdong HEC Technology Holding Co. Ltd., Class A (Materials)*	10,049
35,361	Guangdong Investment Ltd. (Utilities)	39,920
3,753	Guangshen Railway Co. Ltd., Class A (Industrials)	1,698
23,770	Guangshen Railway Co. Ltd., Class H (Industrials)	7,414
11,800	Guangzhou Automobile Group Co. Ltd., Class A (Consumer Discretionary)*	9,169
1,500	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	4,559
1,400	Guangzhou Development Group, Inc., Class A (Energy)	1,246
200	Guangzhou Great Power Energy & Technology Co. Ltd., Class A (Industrials)	1,761
446	Guangzhou Guanggang Gases & Energy Co. Ltd., Class A (Materials)	2,232
1,399	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	7,588
1,866	Guangzhou Yuexiu Capital Holdings Group Co. Ltd., Class A (Financials)	2,128
1,000	Guangzhou Zhujiang Brewery Co. Ltd., Class A (Consumer Staples)	1,302

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
274	Guobo Electronics Co. Ltd., Class A (Information Technology)	$3,172
27,654	Guolian Minsheng Securities Co. Ltd., Class H (Financials)(b)	13,475
3,336	Guosen Securities Co. Ltd., Class A (Financials)	5,090
8,561	Guotai Haitong Securities Co. Ltd., Class A (Financials)	22,862
26,400	Guotai Haitong Securities Co. Ltd., Class H (Financials)(a)	51,188
3,311	Guoyuan Securities Co. Ltd., Class A (Financials)	3,800
2,106	H World Group Ltd. ADR (Consumer Discretionary)	99,656
9,921	Haier Smart Home Co. Ltd., Class A (Consumer Discretionary)	31,278
9,757	Haier Smart Home Co. Ltd., Class H (Consumer Discretionary)	26,834
29,873	Hainan Airlines Holding Co. Ltd., Class A (Industrials)*	5,781
282	Hainan Jinpan Smart Technology Co. Ltd., Class A (Industrials)	2,797
546	Haisco Pharmaceutical Group Co. Ltd., Class A (Health Care)	5,430
10,620	Haitian International Holdings Ltd. (Industrials)	24,534
551	Han’s Laser Technology Industry Group Co. Ltd., Class A (Industrials)	7,905
769	Hangcha Group Co. Ltd., Class A (Industrials)	2,978
2,135	Hangzhou Binjiang Real Estate Group Co. Ltd., Class A (Real Estate)	2,689
441	Hangzhou Chang Chuan Technology Co. Ltd., Class A (Information Technology)	18,317
124	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	282
780	Hangzhou GreatStar Industrial Co., Ltd., Class A (Consumer Discretionary)	3,508
5,100	Hangzhou Iron & Steel Co., Class A (Materials)	4,988
441	Hangzhou Lion Microelectronics Co. Ltd., Class A (Information Technology)	2,871
600	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Discretionary)	1,420
656	Hangzhou Silan Microelectronics Co. Ltd., Class A (Information Technology)	3,336

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
4,395	Hangzhou Tigermed Consulting Co. Ltd., Class H (Health Care)(a)	$23,076
15,891	Hansoh Pharmaceutical Group Co. Ltd. (Health Care)(a)	71,638
441	Haohua Chemical Science & Technology Co. Ltd., Class A (Materials)	3,480
332	Hebei Sinopack Electronic Technology Co. Ltd., Class A (Information Technology)	6,300
780	Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A (Consumer Staples)	4,974
1,014	Heilongjiang Agriculture Co. Ltd., Class A (Consumer Staples)	1,947
500	Henan Mingtai Al Industrial Co. Ltd., Class A (Materials)	1,265
936	Henan Pinggao Electric Co. Ltd., Class A (Industrials)	2,768
1,617	Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A (Materials)	6,614
2,135	Henan Shuanghui Investment & Development Co. Ltd., Class A (Consumer Staples)	7,646
2,900	Henan Zhongfu Industry Co. Ltd., Class A (Materials)	2,694
1,019	Hengdian Group DMEGC Magnetics Co. Ltd., Class A (Information Technology)	3,216
4,425	Hengli Petrochemical Co. Ltd., Class A (Materials)	12,745
1,617	Hengtong Optic-electric Co. Ltd., Class A (Information Technology)	16,218
3,092	Hengyi Petrochemical Co. Ltd., Class A (Materials)	8,984
306	Hesai Group ADR (Consumer Discretionary)*(b)	4,933
7,193	Hesteel Co. Ltd., Class A (Materials)	2,270
546	Hgtech Co. Ltd., Class A (Information Technology)	8,513
240	Hisense Home Appliances Group Co. Ltd., Class A (Consumer Discretionary)	937
6,958	Hisense Home Appliances Group Co. Ltd., Class H (Consumer Discretionary)	18,852
780	Hisense Visual Technology Co. Ltd., Class A (Consumer Discretionary)	3,251
568	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	19,379

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
3,671	HLA Group Corp. Ltd., Class A (Consumer Discretionary)	$3,251
1,404	Hongta Securities Co. Ltd., Class A (Financials)	1,448
62,929	Horizon Robotics (Information Technology)*(b)	37,889
7,619	Hua Hong Grace Semiconductor Ltd. (Information Technology)*(a)	119,543
260	Hua Hong Grace Semiconductor Ltd., Class A (Information Technology)*	9,908
3,207	Huaan Securities Co. Ltd., Class A (Financials)	3,972
1,700	Huadian Energy Co. Ltd., Class A (Utilities)*	1,392
4,765	Huadian Power International Corp. Ltd., Class A (Utilities)	3,256
33,593	Huadian Power International Corp. Ltd., Class H (Utilities)	16,777
445	Huadong Medicine Co. Ltd., Class A (Health Care)	1,806
4,491	Huafon Chemical Co. Ltd., Class A (Materials)	7,942
1,617	Huaibei Mining Holdings Co. Ltd., Class A (Materials)	4,511
834	Huali Industrial Group Co. Ltd., Class A (Consumer Discretionary)	4,140
3,530	Huaneng Lancang River Hydropower, Inc., Class A (Utilities)	5,018
5,289	Huaneng Power International, Inc., Class A (Utilities)	5,259
50,824	Huaneng Power International, Inc., Class H (Utilities)(b)	35,820
668	Huaqin Co. Ltd., Class A (Information Technology)	8,114
4,821	Huatai Securities Co. Ltd., Class A (Financials)	13,936
16,583	Huatai Securities Co. Ltd., Class H (Financials)(a)	37,379
2,041	Huaxi Securities Co. Ltd., Class A (Financials)	2,616
9,265	Huaxia Bank Co. Ltd., Class A (Financials)	8,592
1,900	Huaxia Eye Hospital Group Co. Ltd., Class A (Health Care)	4,271
881	Huaxin Building Materials Group Co. Ltd., Class A (Materials)	3,062
6,502	Huaxin Building Materials Group Co. Ltd., Class H (Materials)	12,151
2,135	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	4,910

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
640	Hubei Dinglong Co. Ltd., Class A (Materials)	$6,928
2,873	Hubei Energy Group Co. Ltd., Class A (Utilities)	1,903
640	Hubei Feilihua Quartz Glass Co. Ltd., Class A (Materials)*	9,098
300	Hubei Jumpcan Pharmaceutical Co. Ltd., Class A (Health Care)	1,156
1,056	Hubei Xingfa Chemicals Group Co. Ltd., Class A (Materials)	4,909
500	Hubei Zhenhua Chemical Co. Ltd., Class A (Materials)	2,650
1,014	Hunan Gold Corp. Ltd., Class A (Materials)	4,110
1,800	Hunan Silver Co. Ltd., Class A (Materials)*	2,904
468	Hunan Yuneng New Energy Battery Material Co. Ltd., Class A (Industrials)	4,319
244	Hwatsing Technology Co. Ltd., Class A (Information Technology)	9,467
1,512	Hygon Information Technology Co. Ltd., Class A (Information Technology)	57,145
881	IEIT Systems Co. Ltd., Class A (Information Technology)	11,171
3,266	Iflytek Co. Ltd., Class A (Information Technology)	19,592
1,000	IKD Co. Ltd., Class A (Consumer Discretionary)	2,007
41,725	Industrial & Commercial Bank of China Ltd., Class A (Financials)	50,122
711,936	Industrial & Commercial Bank of China Ltd., Class H (Financials)	687,479
15,871	Industrial Bank Co. Ltd., Class A (Financials)	41,438
17,980	Industrial Securities Co. Ltd., Class A (Financials)	15,844
3,000	Infore Environment Technology Group Co. Ltd., Class A (Industrials)	3,836
241	Ingenic Semiconductor Co. Ltd., Class A (Information Technology)	5,021
33,330	Inner Mongolia BaoTou Steel Union Co. Ltd., Class A (Materials)*	11,163
4,253	Inner Mongolia Berun Chemical Co. Ltd., Class A (Materials)	3,944
1,704	Inner Mongolia Dian Tou Energy Corp. Ltd., Class A (Energy)	7,465
1,680	Inner Mongolia ERDOS Resources Co. Ltd., Class A (Materials)	3,479

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
9,729	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A (Materials)	$6,937
4,533	Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A (Utilities)	3,111
1,370	Inner Mongolia Xingye Silver&Tin Mining Co. Ltd., Class A (Materials)	8,127
4,226	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Consumer Staples)	16,670
2,558	Inner Mongolia Yitai Coal Co. Ltd., Class H (Energy)*(c)	0
2,389	InnoCare Pharma Ltd., Class A (Health Care)*	10,060
3,366	InnoCare Pharma Ltd., Class H (Health Care)*(a)	6,127
5,967	InnoScience Suzhou Technology Holding Co. Ltd., Class H (Information Technology)*(b)	34,785
2,400	Innovation New Material Technology Co. Ltd., Class A (Materials)	1,340
16,738	Innovent Biologics, Inc. (Health Care)*(a)	221,627
400	Intco Medical Technology Co. Ltd., Class A (Health Care)	3,291
470	Intsig Information Co. Ltd., Class A (Information Technology)	6,993
2,427	IRICO Display Devices Co. Ltd., Class A (Information Technology)	3,374
439	Isoftstone Information Technology Group Co. Ltd., Class A (Information Technology)	2,469
54,351	J&T Global Express Ltd. (Industrials)*	67,390
2,100	JA Solar Technology Co. Ltd., Class A (Information Technology)*	2,179
500	Jason Furniture Hangzhou Co. Ltd., Class A (Consumer Discretionary)	1,757
1,019	JCET Group Co. Ltd., Class A (Information Technology)	11,490
390	JCHX Mining Management Co. Ltd., Class A (Materials)	4,744
13,367	JD Health International, Inc. (Consumer Staples)*(a)	62,237
19,950	JD Logistics, Inc. (Industrials)*(a)	28,044
26,145	JD.com, Inc., Class A (Consumer Discretionary)	374,200

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
600	Jiangsu Azure Corp., Class A (Industrials)	$1,569
2,433	Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A (Financials)	2,242
4,439	Jiangsu Eastern Shenghong Co. Ltd., Class A (Materials)*	9,647
656	Jiangsu Expressway Co. Ltd., Class A (Industrials)	1,217
17,359	Jiangsu Expressway Co. Ltd., Class H (Industrials)	21,446
3,100	Jiangsu Financial Leasing Co. Ltd., Class A (Financials)	3,018
1,200	Jiangsu Guoxin Corp. Ltd., Class A (Utilities)	1,270
876	Jiangsu Hengli Hydraulic Co. Ltd., Class A (Industrials)	13,366
4,864	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A (Health Care)	33,356
2,600	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class H (Health Care)	15,276
400	Jiangsu Jiejie Microelectronics Co. Ltd., Class A (Information Technology)	1,785
2,265	Jiangsu King’s Luck Brewery JSC Ltd., Class A (Consumer Staples)	9,548
1,404	Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A (Communication Services)	1,804
328	Jiangsu Xinquan Automotive Trim Co. Ltd., Class A (Consumer Discretionary)	1,933
639	Jiangsu Yangnong Chemical Co. Ltd., Class A (Materials)	5,293
240	Jiangsu Yoke Technology Co. Ltd., Class A (Materials)	5,086
2,135	Jiangsu Zhongtian Technology Co. Ltd., Class A (Industrials)	11,180
1,292	Jiangxi Copper Co. Ltd., Class A (Materials)	9,308
12,385	Jiangxi Copper Co. Ltd., Class H (Materials)	59,118
700	Jiangxi Lianchuang Optoelectronic Science & Technology Co. Ltd., Class A (Information Technology)*	1,706
5,984	Jiangxi Zhengbang Technology Co. Ltd., Class A (Consumer Staples)*	2,690
1,300	Jianshe Industry Group Yunnan Co. Ltd., Class A (Consumer Discretionary)	3,692
1,719	Jinduicheng Molybdenum Co. Ltd., Class A (Materials)	5,788

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,092	Jinneng Holding Shanxi Coal Industry Co. Ltd., Class A (Energy)	$2,971
300	Jiujiang Defu Technology Co. Ltd., Class A (Industrials)	4,358
1,900	Jizhong Energy Resources Co. Ltd., Class A (Energy)	1,527
773	JL Mag Rare-Earth Co. Ltd., Class A (Industrials)	3,104
3,934	JL Mag Rare-Earth Co. Ltd., Class H (Industrials)	8,531
3,568	Joinn Laboratories China Co. Ltd., Class H (Health Care)(a)	11,133
2,400	Jointown Pharmaceutical Group Co. Ltd., Class A (Health Care)	1,729
200	JoulWatt Technology Co. Ltd., Class A (Information Technology)*	3,728
6,570	J-Yuan Trust Co. Ltd., Class A (Financials)*	2,435
27,500	Kangmei Pharmaceutical Co. Ltd., Class A (Health Care)*	5,649
3,630	Kanzhun Ltd. ADR (Industrials)	63,017
13,587	KE Holdings, Inc., Class A (Real Estate)	80,489
400	Keboda Technology Co. Ltd., Class A (Consumer Discretionary)	2,333
1,399	Keda Industrial Group Co. Ltd., Class A (Industrials)	2,926
900	Kehua Data Co. Ltd., Class A (Industrials)	4,129
4,178	Kingdee International Software Group Co. Ltd. (Information Technology)*	4,615
2,319	Kingfa Sci & Tech Co. Ltd., Class A (Materials)	4,850
3,973	Kingnet Network Co. Ltd., Class A (Communication Services)	10,154
15,352	Kingsoft Corp. Ltd. (Communication Services)	48,684
100	Konfoong Materials International Co. Ltd., Class A (Information Technology)	3,633
23,528	Kuaishou Technology (Communication Services)(a)	100,783
1,522	Kuang-Chi Technologies Co. Ltd., Class A (Industrials)	6,475
54,553	Kunlun Energy Co. Ltd. (Utilities)	53,792
1,080	Kunlun Tech Co. Ltd., Class A (Communication Services)*	7,072
616	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	119,158
1,506	Lao Feng Xiang Co. Ltd., Class A (Consumer Discretionary)	7,411

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
279	Laopu Gold Co. Ltd., Class H (Consumer Discretionary)(b)	$14,158
4,960	LB Group Co. Ltd., Class A (Materials)	11,968
7,000	Legend Holdings Corp., Class H (Information Technology)(a)	16,225
53,858	Lenovo Group Ltd. (Information Technology)	206,382
4,339	Lens Technology Co. Ltd., Class A (Information Technology)	25,144
7,105	Leo Group Co. Ltd., Class A (Communication Services)	5,024
1,900	Lepu Medical Technology Beijing Co. Ltd., Class A (Health Care)	3,371
1,341	Levima Advanced Materials Corp., Class A (Materials)	4,016
14,628	Li Auto, Inc., Class A (Consumer Discretionary)*	89,231
3,293	Li Ning Co. Ltd. (Consumer Discretionary)	5,725
10,211	Liaoning Port Co. Ltd., Class A (Industrials)	2,204
4,867	Lingyi iTech Guangdong Co., Class A (Information Technology)	9,266
100	Linktel Technologies Co. Ltd., Class A (Information Technology)	4,599
239	Livzon Pharmaceutical Group, Inc., Class A (Health Care)	940
3,579	Livzon Pharmaceutical Group, Inc., Class H (Health Care)	9,076
1,400	Loncin Motor Co. Ltd., Class A (Consumer Discretionary)	3,093
36,500	Longfor Group Holdings Ltd. (Real Estate)(a)(b)	29,380
236	Loongson Technology Corp. Ltd., Class A (Information Technology)*	3,794
311	Luster LightTech Co. Ltd., Class A (Information Technology)	2,244
2,499	Luxi Chemical Group Co. Ltd., Class A (Materials)	4,821
4,564	Luxshare Precision Industry Co. Ltd., Class A (Information Technology)	39,145
992	Luzhou Laojiao Co. Ltd., Class A (Consumer Staples)	11,370
4,200	Lygend Resources & Technology Co. Ltd.-H, Class H (Materials)	9,890
52,962	Maanshan Iron & Steel Co. Ltd., Class H (Materials)*	11,789
3,300	Mao Geping Cosmetics Co. Ltd., Class H (Consumer Staples)	20,745

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,037	Meihua Holdings Group Co. Ltd., Class A (Materials)	$2,365
8,173	Meinian Onehealth Healthcare Holdings Co. Ltd., Class A (Health Care)	5,669
44,366	Meitu, Inc. (Communication Services)*(a)(b)	26,826
58,355	Meituan, Class B (Consumer Discretionary)*(a)	587,324
4,465	Metallurgical Corp. of China Ltd., Class A (Industrials)*	1,701
80,756	Metallurgical Corp. of China Ltd., Class H (Industrials)*	14,113
293	MGI Tech Co. Ltd., Class A (Health Care)*	2,731
4,434	Midea Group Co. Ltd., Class A (Consumer Discretionary)	57,903
7,183	Midea Group Co. Ltd., Class H (Consumer Discretionary)	92,911
1,471	Ming Yang Smart Energy Group Ltd., Class A (Industrials)	2,328
80	Minimax Group, Inc. (Information Technology)*(b)	3,562
7,940	MINISO Group Holding Ltd. (Consumer Discretionary)	18,809
2,895	Minmetals Capital Co. Ltd., Class A (Financials)	2,168
9,697	Minth Group Ltd. (Consumer Discretionary)	32,062
700	Mixue Group, Class H (Consumer Discretionary)*	18,734
52,192	MMG Ltd. (Materials)*	61,484
664	Montage Technology Co. Ltd., Class A (Information Technology)	20,257
683	Montage Technology Co. Ltd., Class H (Information Technology)	23,437
4,841	Muyuan Foods Group Co. Ltd., Class A (Consumer Staples)	30,489
4,221	Nanjing Iron & Steel Co. Ltd., Class A (Materials)	2,953
200	Nantong Jianghai Capacitor Co. Ltd., Class A (Information Technology)	1,887
200	Nanya New Material Technology Co. Ltd., Class A (Information Technology)	9,455
5,708	NARI Technology Co. Ltd., Class A (Industrials)	19,517
2,074	National Silicon Industry Group Co. Ltd., Class A (Information Technology)*	7,625
468	NAURA Technology Group Co. Ltd., Class A (Information Technology)	48,750
1,416	NetEase Cloud Music, Inc. (Communication Services)*(a)	16,374

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
18,970	NetEase, Inc. (Communication Services)	$465,581
1,268	New China Life Insurance Co. Ltd., Class A (Financials)	11,347
10,530	New China Life Insurance Co. Ltd., Class H (Financials)	62,326
15,916	New Oriental Education & Technology Group, Inc. (Consumer Discretionary)	92,175
200	Neway Valve Suzhou Co. Ltd., Class A (Industrials)	1,517
3,800	Newland Digital Technology Co. Ltd., Class A (Information Technology)	11,590
1,189	Nexchip Semiconductor Corp., Class A (Information Technology)*	6,862
959	Ningbo Deye Technology Corp., Class A (Industrials)	12,568
1,300	Ningbo Huaxiang Electronic Co. Ltd., Class A (Consumer Discretionary)	3,880
1,780	Ningbo Joyson Electronic Corp., Class A (Consumer Discretionary)	5,077
728	Ningbo Orient Wires & Cables Co. Ltd., Class A (Industrials)	3,666
1,950	Ningbo Sanxing Medical Electric Co. Ltd., Class A (Industrials)	4,119
2,399	Ningbo Shanshan Co. Ltd., Class A (Materials)*	4,257
1,311	Ningbo Tuopu Group Co. Ltd., Class A (Consumer Discretionary)	9,139
200	Ningbo Zhenyu Technology Co. Ltd., Class A (Industrials)	2,760
3,978	Ningbo Zhoushan Port Co. Ltd., Class A (Industrials)	2,037
4,441	Ningxia Baofeng Energy Group Co. Ltd., Class A (Materials)	16,341
17,724	NIO, Inc., Class A (Consumer Discretionary)*	75,017
16,728	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(a)	91,799
900	North Copper Co. Ltd., Class A (Materials)	2,035
2,580	North Industries Group Red Arrow Co. Ltd., Class A (Industrials)	5,530
5,795	Offshore Oil Engineering Co. Ltd., Class A (Energy)	5,314
3,635	OFILM Group Co. Ltd., Class A (Information Technology)*	4,172
700	Olympic Circuit Technology Co. Ltd., Class A (Information Technology)	4,027

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
853	OmniVision Integrated Circuits Group, Inc., Class A (Information Technology)	$10,573
6,000	Onewo, Inc., Class H (Real Estate)	14,642
700	Oppein Home Group, Inc., Class A (Consumer Discretionary)	3,335
263	Orbbec, Inc., Class A (Information Technology)*	3,974
4,439	Orient Securities Co. Ltd., Class A (Financials)	6,072
21,791	Orient Securities Co. Ltd., Class H (Financials)(a)	16,108
3,971	Oriental Pearl Group Co. Ltd., Class A (Communication Services)	5,036
7,133	Pacific Securities Co. Ltd. (The), Class A (Financials)*	3,801
6,638	Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A (Materials)*	3,033
1,100	Pantum Technology Co. Ltd. (Information Technology)*	2,808
8,148	PDD Holdings, Inc. ADR (Consumer Discretionary)*	684,432
2,100	People.cn Co. Ltd., Class A (Communication Services)	5,373
5,604	People’s Insurance Co. Group of China Ltd. (The), Class A (Financials)	6,215
104,989	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	76,606
6,099	Perfect World Co. Ltd., Class A (Communication Services)	9,932
200	Peric Special Gases Co. Ltd., Class A (Materials)	7,739
15,579	PetroChina Co. Ltd., Class A (Energy)	26,483
229,900	PetroChina Co. Ltd., Class H (Energy)	298,251
6,100	Phancy Group Co. Ltd., Class H (Information Technology)*	21,803
2,492	Pharmaron Beijing Co. Ltd., Class A (Health Care)	16,062
3,179	Pharmaron Beijing Co. Ltd., Class H (Health Care)(a)	11,346
600	PhiChem Corp., Class A (Materials)	3,252
81,592	PICC Property & Casualty Co. Ltd., Class H (Financials)	177,354
13,342	Ping An Bank Co. Ltd., Class A (Financials)	23,276
6,756	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	56,136
69,464	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	501,089

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,700	Pingdingshan Tianan Coal Mining Co. Ltd., Class A (Energy)	$4,043
230	Piotech, Inc., Class A (Information Technology)	23,207
200	POCO Holding Co. Ltd., Class A (Information Technology)	2,361
598	Pony AI, Inc. ADR (Information Technology)*	4,240
7,036	Pop Mart International Group Ltd. (Consumer Discretionary)(a)(b)	140,104
17,965	Postal Savings Bank of China Co. Ltd., Class A (Financials)	14,066
99,535	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	67,294
11,157	Power Construction Corp. of China Ltd., Class A (Industrials)	7,656
800	Proya Cosmetics Co. Ltd., Class A (Consumer Staples)	7,184
2,765	Qi An Xin Technology Group, Inc., Class A (Information Technology)*	11,047
3,695	Qilu Bank Co. Ltd., Class A (Financials)	3,867
800	Qingdao Gon Technology Co. Ltd., Class H (Materials)	3,919
932	Qingdao Huicheng Environmental Technology Group Co. Ltd., Class A (Industrials)	8,907
702	Qingdao TGOOD Electric Co. Ltd., Class A (Industrials)	3,641
3,592	Qinghai Salt Lake Industry Co. Ltd., Class A (Materials)*	15,073
300	Quectel Wireless Solutions Co. Ltd., Class A (Information Technology)	2,753
11,608	Quzhou Xin’an Development Co. Ltd., Class A (Real Estate)*	5,045
1,256	Range Intelligent Computing Technology Group Co. Ltd., Class A (Information Technology)	12,381
281	Raytron Technology Co. Ltd., Class A (Information Technology)	7,738
2,199	Remegen Co. Ltd., Class H (Health Care)*(a)	22,637
84	RoboTechnik Intelligent Technology Co. Ltd., Class A (Industrials)*	7,124
221	Rockchip Electronics Co. Ltd., Class A (Information Technology)	6,401
6,122	Rongsheng Petrochemical Co. Ltd., Class A (Materials)	13,523

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
100	Ruijie Networks Co. Ltd., Class A (Information Technology)	$1,895
500	Sai Micro Electronics, Inc., Class A (Information Technology)	2,996
2,152	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	3,331
6,509	Sailun Group Co. Ltd., Class A (Consumer Discretionary)	14,727
3,207	Sanan Optoelectronics Co. Ltd., Class A (Information Technology)*	6,249
594	Sangfor Technologies, Inc., Class A (Information Technology)	11,888
7,828	Sany Heavy Industry Co. Ltd., Class A (Industrials)	23,316
875	Sany Renewable Energy Co. Ltd., Class A (Industrials)	1,740
2,626	Satellite Chemical Co. Ltd., Class A (Materials)	11,133
4,221	SDIC Capital Co. Ltd., Class A (Financials)	4,097
4,770	SDIC Power Holdings Co. Ltd., Class A (Utilities)	9,727
3,441	Sealand Securities Co. Ltd., Class A (Financials)	1,967
3,618	Seazen Holdings Co. Ltd., Class A (Real Estate)*	6,134
215,493	SenseTime Group, Inc., Class B (Information Technology)*(a)(b)	39,584
6,150	Sensteed Hi-tech Group, Class A (Consumer Discretionary)*	2,453
314	Seres Group Co. Ltd., Class A (Consumer Discretionary)	2,318
3,100	Seres Group Co. Ltd., Class H (Consumer Discretionary)	15,612
751	SF Holding Co. Ltd., Class A (Industrials)	3,555
1,504	SF Holding Co. Ltd., Class H (Industrials)	5,944
458	SG Micro Corp., Class A (Information Technology)	7,772
700	Shaanxi Aerospace Power Hi-Tech Co. Ltd., Class A (Industrials)* Shaanxi Beiyuan Chemical	1,913
26,069	Industry Group Co. Ltd., Class A (Materials)	14,940
6,131	Shaanxi Coal Industry Co. Ltd., Class A (Energy)	25,207
1,404	Shaanxi Energy Investment Co. Ltd., Class A (Utilities)	2,000
574	Shaanxi Huaqin Technology Industry Co. Ltd., Class A (Materials)	4,348

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,468	Shan Xi Hua Yang Group New Energy Co. Ltd., Class A (Energy)	$3,450
900	Shandong Dongyue Silicone Material Co. Ltd., Class A (Materials)	2,231
2,653	Shandong Gold Mining Co. Ltd., Class A (Materials)	14,947
12,727	Shandong Gold Mining Co. Ltd., Class H (Materials)(a)	44,191
792	Shandong Himile Mechanical Science & Technology Co. Ltd., Class A (Industrials)	5,172
1,404	Shandong Hi-speed Co. Ltd., Class A (Industrials)	2,153
1,488	Shandong Hongqiao Aluminum Industry Holding Co. Ltd., Class A (Materials)	4,018
2,735	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	8,733
800	Shandong Linglong Tyre Co. Ltd., Class A (Consumer Discretionary)	1,330
9,071	Shandong Nanshan Aluminum Co. Ltd., Class A (Materials)	6,535
6,564	Shandong Publishing & Media Co. Ltd., Class A (Communication Services)	6,781
560	Shandong Sinocera Functional Material Co. Ltd., Class A (Materials)	5,833
2,319	Shandong Sun Paper Industry JSC Ltd., Class A (Materials)	5,147
300	Shandong Weifang Rainbow Chemical Co. Ltd., Class A (Materials)	2,549
54,800	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (Health Care)	22,474
297	Shanghai Allist Pharmaceuticals Co. Ltd., Class A (Health Care)	4,924
1,200	Shanghai Bairun Investment Holding Group Co. Ltd., Class A (Consumer Staples)	3,163
400	Shanghai Belling Co. Ltd., Class A (Information Technology)	1,383
364	Shanghai BOCHU Electronic Technology Corp. Ltd., Class A (Information Technology)	5,364
6,024	Shanghai Construction Group Co. Ltd., Class A (Industrials)	2,035
20,312	Shanghai Electric Group Co. Ltd., Class A (Industrials)	20,106
1,719	Shanghai Electric Power Co. Ltd., Class A (Utilities)	3,406

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
111	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A (Health Care)	$369
12,323	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H (Health Care)	25,136
455	Shanghai Fudan Microelectronics Group Co. Ltd., Class A (Information Technology)	3,896
4,434	Shanghai Fudan Microelectronics Group Co. Ltd., Class H (Information Technology)	15,713
200	Shanghai Iluvatar CoreX Semiconductor Co. Ltd., Class H (Information Technology)*	9,904
5,482	Shanghai International Port Group Co. Ltd., Class A (Industrials)	4,292
1,000	Shanghai Jinjiang International Hotels Co. Ltd., Class A (Consumer Discretionary)	2,852
2,839	Shanghai Junshi Biosciences Co. Ltd., Class H (Health Care)*(a)(b)	6,428
1,000	Shanghai Lingang Holdings Corp. Ltd., Class A (Real Estate)	1,265
1,272	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A (Real Estate)	1,732
400	Shanghai Moons’ Electric Co. Ltd., Class A (Industrials)	3,042
1,526	Shanghai Pharmaceuticals Holding Co. Ltd., Class A (Health Care)	3,691
24,916	Shanghai Pharmaceuticals Holding Co. Ltd., Class H (Health Care)	36,106
19,677	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	26,830
1,580	Shanghai Putailai New Energy Technology Group Co. Ltd., Class A (Materials)	5,532
6,859	Shanghai Rural Commercial Bank Co. Ltd., Class A (Financials)	9,087
10,734	Shanghai Stonehill Technology Co. Ltd., Class A (Information Technology)	10,322
551	Shanghai United Imaging Healthcare Co. Ltd., Class A (Health Care)	8,571
8,000	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A (Consumer Discretionary)*	5,406

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,380	Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A (Real Estate)	$6,216
1,404	Shanghai Zhonggu Logistics Co. Ltd., Class A (Industrials)	2,677
2,237	Shanjin International Gold Co. Ltd., Class A (Materials)	8,774
2,800	Shanxi Coal International Energy Group Co. Ltd., Class A (Industrials)	5,943
2,735	Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A (Energy)	7,308
5,600	Shanxi Meijin Energy Co. Ltd., Class A (Materials)*	3,251
2,271	Shanxi Securities Co. Ltd., Class A (Financials)	1,839
4,097	Shanxi Taigang Stainless Steel Co. Ltd., Class A (Materials)	2,153
794	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	13,800
357	Sharetronic Data Technology Co. Ltd., Class A (Information Technology)	14,013
3,207	Shenergy Co. Ltd., Class A (Utilities)	4,105
1,600	Shenghe Resources Holding Co. Ltd., Class A (Materials)	5,540
375	Shengyi Electronics Co. Ltd., Class A (Information Technology)	7,194
1,617	Shengyi Technology Co. Ltd., Class A (Information Technology)	36,923
399	Shennan Circuits Co. Ltd., Class A (Information Technology)	21,921
15,250	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	10,374
347	Shenzhen Capchem Technology Co. Ltd., Class A (Materials)	3,388
2,653	Shenzhen Energy Group Co. Ltd., Class A (Utilities)	2,512
864	Shenzhen Envicool Technology Co. Ltd., Class A (Industrials)	8,772
868	Shenzhen Everwin Precision Technology Co. Ltd., Class A (Information Technology)	3,198
1,039	Shenzhen Fastprint Circuit Tech Co. Ltd., Class A (Information Technology)	5,569
786	Shenzhen Fortune Trend Technology Co. Ltd., Class A (Information Technology)	10,296
600	Shenzhen FRD Science & Technology Co. Ltd., Class A (Industrials)	4,126

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
7,230	Shenzhen Gas Corp. Ltd., Class A (Utilities)	$6,920
200	Shenzhen Goodix Technology Co. Ltd., Class A (Information Technology)	1,542
900	Shenzhen H&T Intelligent Control Co. Ltd., Class A (Information Technology)	2,584
100	Shenzhen Han’s CNC Technology Co. Ltd., Class A (Industrials)	4,168
100	Shenzhen Honor Electronic Co. Ltd., Class A (Industrials)	3,275
1,064	Shenzhen Huaqiang Industry Co. Ltd., Class A (Information Technology)	3,888
1,429	Shenzhen Infogem Technologies Co. Ltd., Class A (Information Technology)*	6,847
1,740	Shenzhen Inovance Technology Co. Ltd., Class A (Industrials)	16,025
1,014	Shenzhen Kaifa Technology Co. Ltd., Class A (Information Technology)	5,696
139	Shenzhen Kedali Industry Co. Ltd., Class A (Consumer Discretionary)	3,660
680	Shenzhen Kinwong Electronic Co. Ltd., Class A (Information Technology)	9,767
400	Shenzhen Kstar Science And Technology Co. Ltd., Class A (Industrials)	2,134
234	Shenzhen Longsys Electronics Co. Ltd., Class A (Information Technology)	13,297
332	Shenzhen Megmeet Electrical Co. Ltd., Class A (Industrials)	6,454
690	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	16,983
2,895	Shenzhen MTC Co. Ltd., Class A (Consumer Discretionary)	3,684
546	Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A (Health Care)	4,058
18,900	Shenzhen Overseas Chinese Town Co. Ltd., Class A (Real Estate)*	5,092
1,268	Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A (Health Care)	6,023
141	Shenzhen SC New Energy Technology Corp., Class A (Information Technology)	1,184

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,100	Shenzhen Special Economic Zone Real Estate & Properties Group Co. Ltd., Class A (Real Estate)	$3,617
546	Shenzhen Sunlord Electronics Co. Ltd., Class A (Information Technology)	4,068
195	Shenzhen Techwinsemi Technology Co. Ltd., Class A (Information Technology)	12,670
832	Shenzhen Woer Heat-Shrinkable Material Co. Ltd., Class A (Industrials)	2,120
381	Shenzhen Xunce Technology Co. Ltd., Class H (Information Technology)*	6,192
765	Shenzhen YUTO Packaging Technology Co. Ltd., Class A (Materials)	3,050
11,700	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	52,386
3,600	Shijiazhuang Changshan BeiMing Technology Co. Ltd., Class A (Consumer Discretionary)	6,763
200	Shijiazhuang Shangtai Technology Co. Ltd., Class A (Industrials)	1,734
1,900	Siasun Robot & Automation Co. Ltd., Class A (Industrials)*	4,101
491	SICC Co. Ltd., Class A (Information Technology)*	7,850
156	Sichuan Biokin Pharmaceutical Co. Ltd., Class A (Health Care)*	6,196
3,033	Sichuan Changhong Electric Co. Ltd., Class A (Consumer Discretionary)	3,151
3,226	Sichuan Chuantou Energy Co. Ltd., Class A (Utilities)	7,467
14,124	Sichuan Hebang Biotechnology Co. Ltd., Class A (Materials)*	5,004
3,600	Sichuan Hongda Co. Ltd., Class A (Materials)*	7,090
2,440	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Health Care)	14,739
651	Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd., Class H (Health Care)*	41,289
4,441	Sichuan Road and Bridge Group Co. Ltd., Class A (Industrials)	5,989
900	Sichuan Swellfun Co. Ltd., Class A (Consumer Staples)	3,602
1,400	Sichuan Yahua Industrial Group Co. Ltd., Class A (Materials)	3,997
300	Sigenergy Technology Co. Ltd., Class H (Industrials)	13,011

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
100	Sigmastar Technology Ltd., Class A (Information Technology)	$1,957
3,909	Silergy Corp. (Information Technology)	50,831
2,271	Sinolink Securities Co. Ltd., Class A (Financials)	2,941
881	Sinoma Science & Technology Co. Ltd., Class A (Materials)	6,996
4,770	Sinomach Heavy Equipment Group Co. Ltd., Class A (Industrials)*	2,265
671	Sinomine Resource Group Co. Ltd., Class A (Materials)	5,388
14,659	Sinopec Oilfield Service Corp., Class A (Energy)*	4,997
4,206	Sinopec Shanghai Petrochemical Co. Ltd., Class A (Materials)*	1,834
20,689	Sinopec Shanghai Petrochemical Co. Ltd., Class H (Materials)*	3,061
2,674	Sinotrans Ltd., Class A (Industrials)	2,715
27,966	Sinotrans Ltd., Class H (Industrials)	17,302
7,297	Sinotruk Hong Kong Ltd. (Industrials)	37,419
780	Sinotruk Jinan Truck Co. Ltd., Class A (Industrials)	2,487
208	Skyverse Technology Co. Ltd., Class A (Information Technology)*	11,332
24,840	Smoore International Holdings Ltd. (Consumer Staples)(a)	33,334
4,800	Songcheng Performance Development Co. Ltd., Class A (Consumer Discretionary)	4,223
3,216	SooChow Securities Co. Ltd., Class A (Financials)	4,069
4,533	Southwest Securities Co. Ltd., Class A (Financials)	2,787
1,998	SPIC Industry-Finance Holdings Co. Ltd., Class A (Financials)	1,567
100	StarPower Semiconductor Ltd., Class A (Information Technology)	1,358
806	State Grid Information & Communication Co. Ltd., Class A (Information Technology)	1,770
2,661	State Grid Yingda Co. Ltd., Class A (Industrials)	2,028
1,348	Sungrow Power Supply Co. Ltd., Class A (Industrials)	18,360
1,875	Sunny Optical Technology Group Co. Ltd. (Information Technology)	17,006

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
351	Sunresin New Materials Co. Ltd., Class A (Materials)	$3,290
37,236	Sunshine Insurance Group Co. Ltd., Class H (Financials)	17,670
1,685	Sunwoda Electronic Co. Ltd., Class A (Industrials)	4,369
634	SUPCON Technology Co. Ltd., Class A (Information Technology)	9,231
168	Suzhou Centec Communications Co. Ltd., Class A (Information Technology)*	9,753
1,081	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A (Information Technology)*	31,860
100	Suzhou Kematek, Inc., Class A (Industrials)	1,486
181	Suzhou Maxwell Technologies Co. Ltd., Class A (Information Technology)	6,007
200	Suzhou Novosense Microelectronics Co. Ltd., Class A (Information Technology)*	7,549
644	Suzhou TFC Optical Communication Co. Ltd., Class A (Information Technology)	25,212
176	Suzhou Zelgen Biopharmaceutical Co. Ltd., Class A (Health Care)*	3,081
200	Swancor Advanced Materials Co. Ltd., Class A (Materials)*	4,594
100	T&S Communications Co. Ltd., Class A (Information Technology)	2,969
3,264	TAL Education Group ADR (Consumer Discretionary)*	38,319
2,480	Talkweb Information System Co. Ltd., Class A (Communication Services)*	9,450
3,987	TangShan Port Group Co. Ltd., Class A (Industrials)	2,706
780	Tasly Pharmaceutical Group Co. Ltd., Class A (Health Care)	1,704
3,337	TBEA Co. Ltd., Class A (Industrials)	9,502
12,368	TCL Electronics Holdings Ltd. (Consumer Discretionary)*	26,426
12,949	TCL Technology Group Corp., Class A (Information Technology)	9,811
600	TDG Holdings Co. Ltd., Class A (Information Technology)*	2,538
65,385	Tencent Holdings Ltd. (Communication Services)	3,778,323
7,081	Tencent Music Entertainment Group ADR (Communication Services)	58,560

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,661	Tian Di Science & Technology Co. Ltd., Class A (Industrials)	$1,921
5,962	Tianfeng Securities Co. Ltd., Class A (Financials)*	3,417
390	Tianjin Pharmaceutical Da Re Tang Group Corp. Ltd., Class A (Health Care)	2,092
2,700	Tianma Microelectronics Co. Ltd., Class A (Information Technology)*	2,713
590	Tianneng Battery Group Co. Ltd., Class A (Consumer Discretionary)	1,893
2,881	Tianqi Lithium Corp., Class A (Materials)*	21,400
3,310	Tianshan Aluminum Group Co. Ltd., Class A (Materials)	6,509
3,300	TianShan Material Co. Ltd., Class A (Materials)*	1,837
2,037	Tianshui Huatian Technology Co. Ltd., Class A (Information Technology)	5,170
23,241	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	37,829
21,547	Tongcheng Travel Holdings Ltd. (Consumer Discretionary)(a)	33,120
800	TongFu Microelectronics Co. Ltd., Class A (Information Technology)	7,688
1,500	Tonghua Dongbao Pharmaceutical Co. Ltd., Class A (Health Care)	1,811
1,617	Tongkun Group Co. Ltd., Class A (Materials)	6,658
2,200	Tongling Jingda Special Magnet Wire Co. Ltd., Class A (Industrials)	2,738
8,195	Tongling Nonferrous Metals Group Co. Ltd., Class A (Materials)	8,136
2,609	Tongwei Co. Ltd., Class A (Information Technology)*	4,501
1,400	Topchoice Medical Corp., Class A (Health Care)*	7,190
27,800	TravelSky Technology Ltd., Class H (Consumer Discretionary)	30,905
5,963	Trip.com Group Ltd. (Consumer Discretionary)*	273,227
2,271	Tsinghua Tongfang Co. Ltd., Class A (Information Technology)	2,376
2,700	Tsingtao Brewery Co. Ltd., Class A (Consumer Staples)	20,377
1,029	UBTech Robotics Corp. Ltd., Class H (Industrials)*	11,131
21,563	Uni-President China Holdings Ltd. (Consumer Staples)	20,410

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,837	Unisplendour Corp. Ltd., Class A (Information Technology)	$10,651
4,555	United Nova Technology Co. Ltd., Class A (Information Technology)*	5,946
656	Universal Scientific Industrial Shanghai Co. Ltd., Class A (Information Technology)	2,645
1,500	Vantone Neo Development Group Co. Ltd., Class A (Real Estate)*	2,976
7,900	Venustech Group, Inc., Class A (Information Technology)*	15,946
333	Verisilicon Microelectronics Shanghai Co. Ltd., Class A (Information Technology)*	9,927
546	Victory Giant Technology Huizhou Co. Ltd., Class A (Information Technology)	19,761
600	Victory Giant Technology Huizhou Co. Ltd., Class H (Information Technology)*(b)	16,854
1,930	Vipshop Holdings Ltd. ADR (Consumer Discretionary)	25,283
1,000	Walvax Biotechnology Co. Ltd., Class A (Health Care)	2,023
3,300	Wanda Film Holding Co. Ltd., Class A (Communication Services)*	4,215
3,841	Wangsu Science & Technology Co. Ltd., Class A (Information Technology)	9,354
16,383	Wanguo Gold Group Ltd. (Materials)(b)	31,975
2,082	Wanhua Chemical Group Co. Ltd., Class A (Materials)	23,653
2,390	Weibo Corp. ADR (Communication Services)	16,324
4,223	Weichai Power Co. Ltd., Class A (Industrials)	17,079
20,738	Weichai Power Co. Ltd., Class H (Industrials)	84,229
1,672	Weihai Guangwei Composites Co. Ltd., Class A (Materials)	6,023
13,200	Weilong Delicious Global Holdings Ltd. (Consumer Staples)	13,041
1,617	Western Mining Co. Ltd., Class A (Materials)	9,483
600	Western Region Gold Co. Ltd., Class A (Materials)	2,676
3,115	Western Securities Co. Ltd., Class A (Financials)	3,218
626	Western Superconducting Technologies Co. Ltd., Class A (Materials)	4,655

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,337	Winning Health Technology Group Co. Ltd., Class A (Health Care)*	$1,407
21,084	Wintime Energy Group Co. Ltd., Class A (Utilities)*	4,927
998	Wolong Electric Group Co. Ltd., Class A (Industrials)	4,379
3,441	Wuchan Zhongda Group Co. Ltd., Class A (Consumer Discretionary)	2,541
292	Wuhan Dameng Database Co. Ltd., Class A (Information Technology)	9,403
100	Wuhan DR Laser Technology Corp. Ltd., Class A (Information Technology)	1,720
2,874	Wuhan Guide Infrared Co. Ltd., Class A (Information Technology)*	5,549
234	Wuhan Jingce Electronic Group Co. Ltd., Class A (Information Technology)	7,556
2,335	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	24,772
1,399	WUS Printed Circuit Kunshan Co. Ltd., Class A (Information Technology)	26,012
1,518	WuXi AppTec Co. Ltd., Class A (Health Care)	34,974
5,226	WuXi AppTec Co. Ltd., Class H (Health Care)(a)(b)	126,195
30,324	Wuxi Biologics Cayman, Inc. (Health Care)*(a)	188,923
1,319	Wuxi Lead Intelligent Equipment Co. Ltd., Class A (Industrials)	6,601
200	Wuxi Taclink Optoelectronics Technology Co. Ltd., Class A (Information Technology)	5,501
5,497	WuXi XDC Cayman, Inc. (Health Care)*	49,050
8,080	XCMG Construction Machinery Co. Ltd., Class A (Industrials)	9,490
271	Xiamen Amoytop Biotech Co. Ltd., Class A (Health Care)	2,287
1,668	Xiamen C & D, Inc., Class A (Industrials)	2,046
500	Xiamen Changelight Co. Ltd., Class A (Information Technology)	1,353
141	Xiamen Faratronic Co. Ltd., Class A (Information Technology)	2,710
881	Xiamen Tungsten Co. Ltd., Class A (Materials)	7,071
2,904	Xiangcai Co. Ltd., Class A (Financials)*	4,115

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
181,247	Xiaomi Corp., Class B (Information Technology)*(a)	$638,583
1,014	Xinfengming Group Co. Ltd., Class A (Materials)	3,174
1,200	Xinjiang Daqo New Energy Co. Ltd., Class A (Information Technology)*	2,988
64,125	Xinyi Solar Holdings Ltd. (Information Technology)(b)	18,446
9,123	XPeng, Inc., Class A (Consumer Discretionary)*	52,252
4,156	XtalPi Holdings Ltd. (Health Care)*	3,944
486	XTC New Energy Materials Xiamen Co. Ltd., Class A (Industrials)	3,308
1,102	Xuji Electric Co. Ltd., Class A (Industrials)	3,540
1,983	Yadea Group Holdings Ltd. (Consumer Discretionary)(a)	2,368
4,838	Yangtze Optical Fibre & Cable Joint Stock Ltd. Co., Class H (Information Technology)(a)	102,878
2,939	Yankuang Energy Group Co. Ltd., Class A (Energy)	10,333
38,520	Yankuang Energy Group Co. Ltd., Class H (Energy)(b)	68,497
436	Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy)	8,454
576	Yealink Network Technology Corp. Ltd., Class A (Information Technology)	3,550
900	Yifeng Pharmacy Chain Co. Ltd., Class A (Consumer Staples)	3,065
10,936	Yonghui Superstores Co. Ltd., Class A (Consumer Staples)*	5,030
439	YongXing Special Materials Technology Co. Ltd., Class A (Materials)	3,020
3,207	Youngor Fashion Co. Ltd., Class A (Real Estate)	3,829
1,837	YTO Express Group Co. Ltd., Class A (Industrials)	4,632
47,000	Yuexiu Property Co. Ltd. (Real Estate)	19,545
235	YUNDA Holding Group Co., Ltd., Class A (Industrials)	237
2,399	Yunnan Aluminium Co. Ltd., Class A (Materials)	9,681
1,022	Yunnan Baiyao Group Co. Ltd., Class A (Health Care)	7,666
1,800	Yunnan Botanee Bio- Technology Group Co. Ltd., Class A (Consumer Staples)	8,633

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
3,441	Yunnan Chihong Zinc&Germanium Co. Ltd., Class A (Materials)	$5,363
1,326	Yunnan Copper Co. Ltd., Class A (Materials)	3,428
652	Yunnan Energy New Material Group Co. Ltd., Class A (Materials)*	5,173
1,019	Yunnan Tin Co. Ltd., Class A (Materials)	5,489
1,604	Yunnan Yuntianhua Co. Ltd., Class A (Materials)	7,507
1,404	Yutong Bus Co. Ltd., Class A (Industrials)	6,226
222	Z AI Co. Ltd. (Information Technology)*	33,841
9,761	Zai Lab Ltd. (Health Care)*	24,654
981	Zangge Mining Co. Ltd., Class A (Materials)	11,447
780	ZCZL Industrial Technology Group Co. Ltd., Class A (Industrials)	1,652
7,329	ZCZL Industrial Technology Group Co. Ltd., Class H (Industrials)	11,733
495	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A (Health Care)	8,999
20,537	Zhaojin Mining Industry Co. Ltd., Class H (Materials)	60,673
3,094	Zhefu Holding Group Co. Ltd., Class A (Industrials)	2,252
184	Zhejiang Cfmoto Power Co. Ltd., Class A (Consumer Discretionary)	8,154
4,141	Zhejiang China Commodities City Group Co. Ltd., Class A (Consumer Discretionary)	7,693
1,507	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	5,761
936	Zhejiang Crystal-Optech Co. Ltd., Class A (Information Technology)	3,721
642	Zhejiang Dahua Technology Co. Ltd., Class A (Information Technology)	1,569
378	Zhejiang Dingli Machinery Co. Ltd., Class A (Industrials)	3,240
19,392	Zhejiang Expressway Co. Ltd., Class H (Industrials)	15,807
1,014	Zhejiang Hailiang Co. Ltd., Class A (Materials)	2,942
881	Zhejiang Huahai Pharmaceutical Co. Ltd., Class A (Health Care)	2,113
1,489	Zhejiang Huayou Cobalt Co. Ltd., Class A (Industrials)	8,770

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
624	Zhejiang JIULI Hi-tech Metals Co. Ltd., Class A (Materials)	$1,879
1,837	Zhejiang Juhua Co. Ltd., Class A (Materials)	11,085
8,214	Zhejiang Leapmotor Technology Co. Ltd., Class H (Consumer Discretionary)*(a)	38,475
4,572	Zhejiang Longsheng Group Co. Ltd., Class A (Materials)	8,670
2,153	Zhejiang NHU Co. Ltd., Class A (Materials)	8,659
2,000	Zhejiang Provincial New Energy Investment Group Co. Ltd., Class A (Utilities)	2,024
400	Zhejiang Rongtai Electric Material Co. Ltd., Class A (Industrials)	3,056
4,554	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Industrials)	24,607
590	Zhejiang Sanmei Chemical Industry Co. Ltd., Class A (Materials)	5,158
546	Zhejiang Shuanghuan Driveline Co. Ltd., Class A (Consumer Discretionary)	2,886
200	Zhejiang Sling Intelligent Drive Group Co. Ltd. (Consumer Discretionary)	2,661
1,048	Zhejiang Weiming Environment Protection Co. Ltd., Class A (Industrials)	2,256
6,258	Zhejiang Zheneng Electric Power Co. Ltd., Class A (Utilities)	4,546
2,886	Zheshang Securities Co. Ltd., Class A (Financials)	4,034
18,071	ZhongAn Online P&C Insurance Co. Ltd., Class H (Financials)*(a)	26,325
558	Zhongfu Shenying Carbon Fiber Co. Ltd., Class A (Materials)	3,296
771	Zhongji Innolight Co. Ltd., Class A (Information Technology)	97,769
3,207	Zhongjin Gold Corp. Ltd., Class A (Materials)	12,230
1,181	Zhuhai CosMX Battery Co. Ltd., Class A (Industrials)	2,790
455	Zhuzhou CRRC Times Electric Co. Ltd., Class A (Industrials)	3,189
6,189	Zhuzhou CRRC Times Electric Co. Ltd., Class H (Industrials)	24,916
200	Zhuzhou Hongda Electronics Corp. Ltd., Class A (Information Technology)	1,634
2,800	Zhuzhou Kibing Group Co. Ltd., Class A (Industrials)	2,401

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
13,350	Zijin Mining Group Co. Ltd., Class A (Materials)	$66,909
59,262	Zijin Mining Group Co. Ltd., Class H (Materials)	276,833
14,600	ZJLD Group, Inc. (Consumer Staples)(a)	14,545
5,506	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A (Industrials)	5,483
21,966	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (Industrials)	17,078
2,870	ZTE Corp., Class A (Information Technology)	14,602
8,445	ZTE Corp., Class H (Information Technology)	25,596
4,317	ZTO Express Cayman, Inc. (Industrials)	92,075

		29,722,967

Colombia – 0.2%
5,572	Cementos Argos SA (Materials)	19,034
50,857	Ecopetrol SA (Energy)	42,012
2,406	Grupo Cibest SA (Financials)	63,512
1,289	Grupo de Inversiones Suramericana SA (Financials)	24,659
27,004	Grupo Energia Bogota SA ESP (Utilities)	23,733
4,733	Interconexion Electrica SA ESP (Utilities)	41,950

		214,900

Cyprus – 0.0%
3,499	Bank of Cyprus Holdings PLC (Financials)	43,490

Czech Republic – 0.1%
2,002	CEZ AS (Utilities)	132,857
1,131	Komercni Banka AS (Financials)	57,923

		190,780

Egypt – 0.1%
7,376	Abou Kir Fertilizers & Chemical Industries (Materials)	11,742
27,606	Commercial International Bank - Egypt (CIB) (Financials)	74,040
20,649	E-Finance for Digital & Financial Investments (Financials)	9,305
40,305	Emaar Misr for Development SAE (Real Estate)*	10,310
36,309	Fawry for Banking & Payment Technology Services SAE (Financials)*	13,467
15,578	Misr Fertilizers Production Co. SAE (Materials)	12,721
7,870	Orascom Development Egypt (Consumer Discretionary)	6,427

Shares	Description	Value

Common Stocks – (continued)

Egypt – (continued)
11,565	Talaat Moustafa Group (Real Estate)	$22,074
1,233	Telecom Egypt Co. (Communication Services)	2,814

		162,900

Greece – 0.6%
1,296	Allwyn AG (Consumer Discretionary)	20,323
22,008	Alpha Bank SA (Financials)	116,932
844	Athens International Airport SA (Industrials)	10,275
25,720	Eurobank SA (Financials)	137,013
594	GEK TERNA SA (Industrials)	32,181
1,758	Hellenic Telecommunications Organization SA (Communication Services)	40,434
1,627	JUMBO SA (Consumer Discretionary)	49,138
611	Motor Oil Hellas Corinth Refineries SA (Energy)	42,691
8,896	National Bank of Greece SA (Financials)	174,431
13,170	Piraeus Bank SA (Financials)*	157,266
2,606	Public Power Corp. SA (Utilities)	72,591

		853,275

Hong Kong – 0.0%
1,548	Orient Overseas International Ltd. (Industrials)	30,982

Hungary – 0.3%
4,066	MOL Hungarian Oil & Gas PLC (Energy)*	65,349
2,305	OTP Bank Nyrt (Financials)	331,544
1,455	Richter Gedeon Nyrt (Health Care)	60,740

		457,633

India – 12.0%
3,158	360 ONE WAM Ltd. (Financials)	38,985
635	ABB India Ltd. (Industrials)	50,960
83	Abbott India Ltd. (Health Care)	22,542
2,614	ACC Ltd. (Materials)	35,057
3,568	Adani Energy Solutions Ltd. (Utilities)*	53,133
2,784	Adani Enterprises Ltd. (Industrials)	83,627
3,128	Adani Green Energy Ltd. (Utilities)*	39,926
6,018	Adani Ports & Special Economic Zone Ltd. (Industrials)	100,727
45,093	Adani Power Ltd. (Utilities)*	93,804
9,430	Aditya Birla Capital Ltd. (Financials)*	40,561

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
364	Alkem Laboratories Ltd. (Health Care)	$20,382
2,259	Ambuja Cements Ltd. (Materials)	9,521
207	Apar Industries Ltd. (Industrials)*	38,498
1,877	APL Apollo Tubes Ltd. (Materials)*	43,846
1,168	Apollo Hospitals Enterprise Ltd. (Health Care)	109,196
29,863	Ashok Leyland Ltd. (Industrials)	55,107
2,096	Asian Paints Ltd. (Materials)	58,435
1,599	Ather Energy Ltd. (Consumer Discretionary)*	28,857
5,021	AU Small Finance Bank Ltd. (Financials)(a)	57,299
2,945	Aurobindo Pharma Ltd. (Health Care)*	53,126
2,679	Authum Investment & Infrastructure Ltd. (Financials)*	15,787
582	Avenue Supermarts Ltd. (Consumer Staples)*(a)	23,847
8,887	AWL Agri Business Ltd. (Consumer Staples)	17,978
24,182	Axis Bank Ltd. (Financials)	330,281
731	Bajaj Auto Ltd. (Consumer Discretionary)	93,159
28,311	Bajaj Finance Ltd. (Financials)	314,397
4,591	Bajaj Finserv Ltd. (Financials)	97,481
357	Bajaj Holdings & Investment Ltd. (Financials)	43,674
27,472	Bajaj Housing Finance Ltd. (Financials)*	24,251
439	Balkrishna Industries Ltd. (Consumer Discretionary)	10,512
12,460	Bank of Baroda (Financials)	31,235
10,162	Bank of India (Financials)	15,117
11,251	Bank of Maharashtra (Financials)	9,701
4,598	Berger Paints India Ltd. (Materials)	24,045
37,620	Bharat Electronics Ltd. (Industrials)	163,810
2,955	Bharat Forge Ltd. (Consumer Discretionary)	65,349
14,017	Bharat Heavy Electricals Ltd. (Industrials)	65,187
21,876	Bharat Petroleum Corp. Ltd. (Energy)	74,478
29,670	Bharti Airtel Ltd. (Communication Services)	564,807
1,136	Bharti Hexacom Ltd. (Communication Services)	18,446
7,323	Biocon Ltd. (Health Care)	31,698
105	Bosch Ltd. (Consumer Discretionary)	55,158

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
1,197	Britannia Industries Ltd. (Consumer Staples)	$66,024
2,140	BSE Ltd. (Financials)	73,791
20,242	Canara Bank (Financials)	26,988
7,639	CG Power & Industrial Solutions Ltd. (Industrials)	73,516
4,771	Cholamandalam Investment and Finance Co. Ltd. (Financials)	93,103
6,281	Cipla Ltd. (Health Care)	92,993
18,315	Coal India Ltd. (Energy)	77,306
1,406	Cochin Shipyard Ltd. (Industrials)(a)	22,305
4,419	Coforge Ltd. (Information Technology)	92,172
505	Colgate-Palmolive India Ltd. (Consumer Staples)	10,068
2,431	Container Corp. Of India Ltd. (Industrials)	13,074
1,809	Coromandel International Ltd. (Materials)	36,223
1,430	Cummins India Ltd. (Industrials)	76,697
1,494	Dalmia Bharat Ltd. (Materials)	29,136
4,798	Delhivery Ltd. (Industrials)*	22,997
1,367	Divi’s Laboratories Ltd. (Health Care)	135,966
437	Dixon Technologies India Ltd. (Consumer Discretionary)	68,180
3,601	DLF Ltd. (Real Estate)	26,145
2,565	Dr Reddy’s Laboratories Ltd. (Health Care)	31,109
1,444	Eicher Motors Ltd. (Consumer Discretionary)	120,663
9,170	Embassy Office Parks REIT (Real Estate)	42,244
53,362	Eternal Ltd. (Consumer Discretionary)*	183,945
7,378	Exide Industries Ltd. (Consumer Discretionary)	34,126
19,504	Federal Bank Ltd. (Financials)	73,093
6,729	Fortis Healthcare Ltd. (Health Care)	64,115
12,153	FSN E-Commerce Ventures Ltd. (Consumer Discretionary)*	44,631
34,632	GAIL India Ltd. (Utilities)	64,584
1,350	GE Vernova T&D India Ltd. (Industrials)	63,048
1,500	General Insurance Corp. of India (Financials)(a)	5,591
873	Gland Pharma Ltd. (Health Care)(a)	26,468
683	GlaxoSmithKline Pharmaceuticals Ltd. (Health Care)	21,887
1,859	Glenmark Pharmaceuticals Ltd. (Health Care)	48,437
27,672	GMR Airports Ltd. (Industrials)*	27,221

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
658	Godfrey Phillips India Ltd. (Consumer Staples)	$14,551
1,770	Godrej Consumer Products Ltd. (Consumer Staples)	16,761
437	Godrej Properties Ltd. (Real Estate)	9,250
3,631	Grasim Industries Ltd. (Materials)	128,598
3	Gspl Transmission Ltd. (Utilities)*	5
7,503	Gujarat Energy Ltd. (Utilities)	19,526
496	Gujarat Fluorochemicals Ltd. (Materials)	24,458
832	Havells India Ltd. (Industrials)	10,875
7,001	HCL Technologies Ltd. (Information Technology)	96,518
3,439	HDB Financial Services Ltd. (Financials)	24,654
2,580	HDFC Asset Management Co. Ltd. (Financials)(a)	71,075
120,816	HDFC Bank Ltd. (Financials)	899,952
3,467	HDFC Life Insurance Co. Ltd. (Financials)(a)	19,792
1,379	Hero MotoCorp Ltd. (Consumer Discretionary)	78,960
3,536	Hexaware Technologies Ltd. (Information Technology)	20,609
14,238	Hindalco Industries Ltd. (Materials)	151,899
1,820	Hindustan Aeronautics Ltd. (Industrials)	91,813
3,305	Hindustan Copper Ltd. (Materials)	18,242
11,230	Hindustan Petroleum Corp. Ltd. (Energy)	43,153
6,043	Hindustan Unilever Ltd. (Consumer Staples)	124,909
3,781	Hindustan Zinc Ltd. (Materials)	23,654
138	Hitachi Energy India Ltd. (Industrials)	48,947
34	Honeywell Automation India Ltd. (Information Technology)	12,692
6,893	Housing & Urban Development Corp. Ltd. (Financials)	13,184
1,779	Hyundai Motor India Ltd. (Consumer Discretionary)	41,213
55,887	ICICI Bank Ltd. (Financials)	853,736
2,810	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	46,259
1,457	ICICI Prudential Life Insurance Co. Ltd. (Financials)(a)	7,915
45,874	IDFC First Bank Ltd. (Financials)	41,434
3,208	Indian Bank (Financials)	30,292
11,484	Indian Hotels Co. Ltd. (Consumer Discretionary)	89,031
32,830	Indian Oil Corp. Ltd. (Energy)	47,989

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
5,693	Indian Railway Catering & Tourism Corp. Ltd. (Industrials)	$28,785
33,654	Indian Railway Finance Corp. Ltd. (Financials)(a)	29,467
16,884	Indian Renewable Energy Development Agency Ltd. (Financials)	20,666
15,325	Indraprastha Gas Ltd. (Utilities)	24,230
13,724	Indus Towers Ltd. (Communication Services)	56,060
6,537	IndusInd Bank Ltd. (Financials)	69,820
4,248	Info Edge India Ltd. (Communication Services)	58,600
29,395	Infosys Ltd. (Information Technology)	350,154
2,398	InterGlobe Aviation Ltd. (Industrials)*(a)	131,866
1,568	Ipca Laboratories Ltd. (Health Care)	32,534
36,716	ITC Ltd. (Consumer Staples)	98,559
3,585	Jindal Stainless Ltd. (Materials)	26,446
4,496	Jindal Steel Ltd. (Materials)	56,348
39,717	Jio Financial Services Ltd. (Financials)	100,710
547	JK Cement Ltd. (Materials)	29,499
5,970	JSW Energy Ltd. (Utilities)	32,641
7,737	JSW Infrastructure Ltd. (Industrials)	27,638
8,587	JSW Steel Ltd. (Materials)	117,977
4,883	Kalyan Jewellers India Ltd. (Consumer Discretionary)	30,833
469	Kaynes Technology India Ltd. (Information Technology)*	18,158
736	KEI Industries Ltd. (Industrials)	44,388
48,065	Kotak Mahindra Bank Ltd. (Financials)	211,790
9,380	L&T Finance Ltd. (Financials)	31,634
629	L&T Technology Services Ltd. (Industrials)(a)	23,846
7,248	Larsen & Toubro Ltd. (Industrials)	308,017
4,444	Laurus Labs Ltd. (Health Care)(a)	89,411
4,718	Lenskart Solutions Ltd. (Consumer Discretionary)*	32,834
5,612	Life Insurance Corp. of India (Financials)	24,646
357	Linde India Ltd. (Materials)	23,950
1,430	Lloyds Metals & Energy Ltd. (Materials)	26,962
3,486	Lodha Developers Ltd. (Real Estate)(a)	43,899
397	LTM Ltd. (Information Technology)(a)	18,936
2,436	Lupin Ltd. (Health Care)	56,008
6,258	Mahindra & Mahindra Financial Services Ltd. (Financials)	24,524

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
9,534	Mahindra & Mahindra Ltd. (Consumer Discretionary)	$328,747
889	MakeMyTrip Ltd. (Consumer Discretionary)*	51,793
477	Mankind Pharma Ltd. (Health Care)*	12,124
5,174	Marico Ltd. (Consumer Staples)	44,575
1,258	Maruti Suzuki India Ltd. (Consumer Discretionary)	179,049
2,847	Max Financial Services Ltd. (Financials)*	47,054
8,970	Max Healthcare Institute Ltd. (Health Care)	98,209
714	Mazagon Dock Shipbuilders Ltd. (Industrials)	18,604
2,200	Motilal Oswal Financial Services Ltd. (Financials)	24,105
601	Mphasis Ltd. (Information Technology)	15,327
32	MRF Ltd. (Consumer Discretionary)	44,965
828	Multi Commodity Exchange of India Ltd. (Financials)	29,577
1,244	Muthoot Finance Ltd. (Financials)	38,923
6,470	Nestle India Ltd. (Consumer Staples)	101,725
37,166	NHPC Ltd. (Utilities)	29,957
2,187	Nippon Life India Asset Management Ltd. (Financials)(a)	26,936
32,550	NMDC Ltd. (Materials)	30,163
46,318	NTPC Ltd. (Utilities)	159,322
1,689	Oberoi Realty Ltd. (Real Estate)	33,148
30,232	Oil & Natural Gas Corp. Ltd. (Energy)	73,626
950	Oil India Ltd. (Energy)	4,822
4,948	One 97 Communications Ltd. (Financials)*	89,263
365	Oracle Financial Services Software Ltd. (Information Technology)	48,088
63	Page Industries Ltd. (Consumer Discretionary)	23,696
3,036	PB Fintech Ltd. (Financials)*	59,807
1,396	Persistent Systems Ltd. (Information Technology)	82,053
10,220	Petronet LNG Ltd. (Energy)	32,277
2,097	Phoenix Mills Ltd. (The) (Real Estate)	41,860
3,409	Pidilite Industries Ltd. (Materials)	60,446
1,232	Piramal Finance Ltd. (Financials)	29,776
489	Polycab India Ltd. (Industrials)	48,524
16,021	Power Finance Corp. Ltd. (Financials)	56,606
48,115	Power Grid Corp. of India Ltd. (Utilities)	133,227

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
1,125	Premier Energies Ltd. (Information Technology)(a)	$12,249
2,439	Prestige Estates Projects Ltd. (Real Estate)	41,845
29,640	Punjab National Bank (Financials)	35,572
909	Radico Khaitan Ltd. (Consumer Staples)	42,833
9,651	Rail Vikas Nigam Ltd. (Industrials)	21,293
4,730	REC Ltd. (Financials)	16,066
59,923	Reliance Industries Ltd. (Energy)	803,957
52,178	Samvardhana Motherson International Ltd. (Consumer Discretionary)	93,566
1,231	SBI Cards & Payment Services Ltd. (Financials)	8,339
4,957	SBI Life Insurance Co. Ltd. (Financials)(a)	90,645
719	Schaeffler India Ltd. (Consumer Discretionary)	30,328
123	Shree Cement Ltd. (Materials)	29,981
15,038	Shriram Finance Ltd. (Financials)	175,357
309	Siemens Ltd. (Industrials)	13,083
21,970	SJVN Ltd. (Utilities)	14,937
290	Solar Industries India Ltd. (Materials)	61,265
5,408	Sona Blw Precision Forgings Ltd. (Consumer Discretionary)(a)	46,196
906	SRF Ltd. (Materials)	24,372
19,345	State Bank of India (Financials)	215,438
11,511	Steel Authority of India Ltd. (Materials)	23,583
10,616	Sun Pharmaceutical Industries Ltd. (Health Care)	221,374
136,628	Suzlon Energy Ltd. (Industrials)*	68,213
2,393	Swiggy Ltd. (Consumer Discretionary)*	7,087
6,197	Tata Capital Ltd. (Financials)	23,953
394	Tata Communications Ltd. (Communication Services)	7,134
10,354	Tata Consultancy Services Ltd. (Information Technology)	261,000
6,640	Tata Consumer Products Ltd. (Consumer Staples)	72,378
964	Tata Elxsi Ltd. (Information Technology)	36,244
20,200	Tata Motors Ltd. (Industrials)	99,980
24,645	Tata Motors Passenger Vehicles Ltd. (Consumer Discretionary)	79,970
19,278	Tata Power Co. Ltd. (The) (Utilities)	70,281
77,511	Tata Steel Ltd. (Materials)	150,126
4,903	Tata Technologies Ltd. (Information Technology)	42,809

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
7,324	Tech Mahindra Ltd. (Information Technology)	$125,271
337	Thermax Ltd. (Industrials)	13,814
3,926	Titan Co. Ltd. (Consumer Discretionary)	210,462
1,120	Torrent Pharmaceuticals Ltd. (Health Care)	59,612
3,096	Trent Ltd. (Consumer Discretionary)	93,676
2,551	TVS Motor Co. Ltd. (Consumer Discretionary)	116,353
1,348	UltraTech Cement Ltd. (Materials)	162,160
17,105	Union Bank of India Ltd. (Financials)	33,899
1,507	United Breweries Ltd. (Consumer Staples)	20,717
3,675	United Spirits Ltd. (Consumer Staples)	57,530
3,031	UNO Minda Ltd. (Consumer Discretionary)	40,634
2,083	UPL Ltd. (Materials)	12,305
5,539	Varun Beverages Ltd. (Consumer Staples)	23,304
15,279	Vedanta Ltd. (Materials)	44,658
55,310	Vodafone Idea Ltd. (Communication Services)*	8,327
2,757	Voltas Ltd. (Industrials)	34,597
9,834	Wipro Ltd. (Information Technology)	19,062
196,109	Yes Bank Ltd. (Financials)*	47,038
2,380	Zydus Lifesciences Ltd. (Health Care)	29,038

		16,627,900

Indonesia – 0.8%
201,252	Alamtri Minerals Indonesia Tbk PT (Materials)	19,881
220,345	Alamtri Resources Indonesia Tbk PT (Energy)	35,325
194,700	Amman Mineral Internasional PT (Materials)*	47,590
70,483	Astra International Tbk PT (Industrials)	19,098
437,073	Bank Central Asia Tbk PT (Financials)	159,754
214,593	Bank Mandiri Persero Tbk PT (Financials)	51,241
312,587	Bank Negara Indonesia Persero Tbk PT (Financials)	68,111
978,442	Bank Rakyat Indonesia Persero Tbk PT (Financials)	179,505
363,393	Barito Pacific Tbk PT (Materials)	36,616
226,500	Barito Renewables Energy Tbk PT (Utilities)	42,449
1,247,800	Bumi Resources Minerals Tbk PT (Materials)*	52,828

Shares	Description	Value

Common Stocks – (continued)

Indonesia – (continued)
4,744	Chandra Asri Pacific Tbk PT (Materials)	$524
40,449	Charoen Pokphand Indonesia Tbk PT (Consumer Staples)	6,804
541,500	Dian Swastatika Sentosa Tbk PT (Energy)*	33,930
629,695	Elang Mahkota Teknologi Tbk PT (Communication Services)	18,306
193,982	Impack Pratama Industri Tbk PT (Materials)*	15,111
104,528	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	44,844
2,675	Indofood Sukses Makmur Tbk PT (Consumer Staples)	1,133
799,636	Kalbe Farma Tbk PT (Health Care)	35,434
83,468	Pantai Indah Kapuk Dua Tbk PT (Real Estate)	27,446
186,897	Petrindo Jaya Kreasi Tbk PT (Energy)*	8,598
52,249	Petrosea Tbk PT (Materials)*	14,968
147,971	Sumber Alfaria Trijaya Tbk PT (Consumer Staples)	11,151
237,909	Telkom Indonesia Persero Tbk PT (Communication Services)	34,917
439,900	Trimegah Bangun Persada Tbk PT (Materials)	24,087
199,700	Unilever Indonesia Tbk PT (Consumer Staples)	19,784
32,170	United Tractors Tbk PT (Energy)	43,947

		1,053,382

Kazakhstan – 0.0%
1,389	Solidcore Resources PLC (Materials)*(c)	0

Kuwait – 0.6%
12,612	Al Ahli Bank of Kuwait KSCP (Financials)	12,326
19,167	Boubyan Bank KSCP (Financials)	41,187
12,178	Burgan Bank SAK (Financials)	7,370
35,818	Gulf Bank KSCP (Financials)	41,150
142,047	Kuwait Finance House KSCP (Financials)	353,968
8,947	Kuwait Telecommunications Co. (Communication Services)	17,634
8,822	Mabanee Co KPSC (Real Estate)	27,894
23,395	Mobile Telecommunications Co. KSCP (Communication Services)	45,806
90,798	National Bank of Kuwait SAKP (Financials)	256,820
29,874	Warba Bank KSCP (Financials)	26,780

		830,935

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Luxembourg – 0.0%
1,407	Reinet Investments SCA (Financials)	$37,957

Mexico – 1.7%
180,152	America Movil SAB de CV, Series B (Communication Services)	207,423
6,856	Arca Continental SAB de CV (Consumer Staples)	78,411
169,067	Cemex SAB de CV, Series CPO (Materials)	181,854
7,300	Coca-Cola Femsa SAB de CV (Consumer Staples)	80,982
5,499	El Puerto de Liverpool SAB de CV (Consumer Discretionary)	32,826
38,307	Fibra Uno Administracion SA de CV REIT (Real Estate)	65,922
19,090	Fomento Economico Mexicano SAB de CV (Consumer Staples)	229,941
125	Gruma SAB de CV, Class B (Consumer Staples)	1,814
750	Grupo Aeroportuario del Centro Norte SAB de CV (Industrials)	9,272
4,526	Grupo Aeroportuario del Pacifico SAB de CV, Class B (Industrials)*	93,067
2,667	Grupo Aeroportuario del Sureste SAB de CV, Class B (Industrials)	68,279
3,221	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	11,190
557	Grupo Carso SAB de CV, Series A1 (Industrials)	4,567
31,885	Grupo Financiero Banorte SAB de CV, Class O (Financials)	360,302
28,840	Grupo Financiero Inbursa SAB de CV, Class O (Financials)	74,844
33,784	Grupo Mexico SAB de CV, Series B (Materials)	463,405
2,088	Industrias Penoles SAB de CV (Materials)	110,805
19,883	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	46,603
15,122	Prologis Property Mexico SA de CV REIT (Real Estate)	68,446
2,717	Promotora y Operadora de Infraestructura SAB de CV (Industrials)	41,800
38,639	Wal-Mart de Mexico SAB de CV (Consumer Staples)	106,785

		2,338,538

Netherlands – 0.0%
1,289	Nebius Group NV, Class A (Information Technology)*(c)	0

Philippines – 0.3%
5,625	Ayala Corp. (Industrials)	44,723

Shares	Description	Value

Common Stocks – (continued)

Philippines – (continued)
133,600	Ayala Land, Inc. (Real Estate)	$33,348
18,008	Bank of the Philippine Islands (Financials)	28,925
15,870	BDO Unibank, Inc. (Financials)	29,569
1,115	Globe Telecom, Inc. (Communication Services)	29,192
8,801	International Container Terminal Services, Inc. (Industrials)	125,108
5,307	Manila Electric Co. (Utilities)	39,212
45,115	Metropolitan Bank & Trust Co. (Financials)	48,334
1,034	SM Investments Corp. (Industrials)	9,218
206,500	SM Prime Holdings, Inc. (Real Estate)	59,173

		446,802

Qatar – 0.4%
35,600	Commercial Bank PSQC (The) (Financials)	41,066
11,847	Dukhan Bank (Financials)	10,493
11,708	Estithmar Holding QPSC (Industrials)*	13,087
7,534	Industries Qatar QSC (Industrials)	20,671
175,141	Mesaieed Petrochemical Holding Co. (Materials)	52,384
12,883	Ooredoo QPSC (Communication Services)	44,760
9,309	Qatar Fuel QSC (Energy)	30,808
30,184	Qatar Gas Transport Co. Ltd. (Energy)	35,896
10,696	Qatar International Islamic Bank QSC (Financials)	32,285
17,279	Qatar Islamic Bank (Financials)	102,981
46,857	Qatar National Bank QPSC (Financials)	214,917

		599,348

Russia – 0.0%
12,708	Alrosa PJSC (Materials)*(c)	0
801	Gazprom Neft PJSC (Energy)*(c)	0
49,291	Gazprom PJSC (Energy)*(c)	0
26,300	GMK Norilskiy Nickel PAO (Materials)*(c)	0
1,413	LUKOIL PJSC (Energy)*(c)	0
4,560	Mobile TeleSystems PJSC (Communication Services)*(c)	0
3,099	Novatek PJSC (Energy)*(c)	0
5,287	Novolipetsk Steel PJSC (Materials)*(c)	0
780	PIK-Spetsializirovannyy Zastroyshchik PAO (Consumer Discretionary)*(c)	0
1,280	Polyus PJSC (Materials)*(c)	0
5,078	Rosneft Oil Co. PJSC (Energy)*(c)	0

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Russia – (continued)
44,370	Sberbank of Russia PJSC (Financials)*(c)	$0
969	Severstal PAO (Materials)*(c)	0
146,300	Surgutneftegas PJSC (Energy)*(c)	0
6,047	Tatneft PJSC (Energy)*(c)	0
6,503	United Co RUSAL International PJSC (Materials)*(c)	0

		0

Saudi Arabia – 2.5%
1,633	ACWA Power Co. (Utilities)	83,464
32,530	Al Rajhi Bank (Financials)	584,389
17,984	Alinma Bank (Financials)	123,195
6,901	Almarai Co. JSC (Consumer Staples)	90,063
11,134	Arab National Bank (Financials)	66,188
95	Arabian Internet & Communications Services Co. (Information Technology)	5,162
5,213	Bank AlBilad (Financials)	36,266
7,660	Bank Al-Jazira (Financials)(b)	24,482
16,302	Banque Saudi Fransi (Financials)	95,130
281	Bupa Arabia for Cooperative Insurance Co. (Financials)	11,653
830	Co. for Cooperative Insurance (The) (Financials)	30,175
7,537	Dar Al Arkan Real Estate Development Co. (Real Estate)*	41,834
467	Dr Sulaiman Al Habib Medical Services Group Co. (Health Care)	28,968
100	Elm Co. (Information Technology)	16,953
5,740	Etihad Etisalat Co. (Communication Services)	102,276
11,068	Jabal Omar Development Co. (Consumer Discretionary)*	54,064
9,711	Jarir Marketing Co. (Consumer Discretionary)	44,435
3,582	MBC Group CJSC (Communication Services)*	19,176
1,721	Nahdi Medical Co. (Consumer Staples)(b)	42,376
5,128	Rabigh Refining & Petrochemical Co. (Energy)*(b)	23,041
21,701	Riyad Bank (Financials)	120,799
1,163	Riyadh Cables Group Co. (Industrials)	32,710
1,177	SABIC Agri-Nutrients Co. (Materials)	40,941
14,429	Sahara International Petrochemical Co. (Materials)(b)	50,766
322	SAL Saudi Logistics Services (Industrials)	14,099
15,819	Saudi Arabian Mining Co. (Materials)*	278,495

Shares	Description	Value

Common Stocks – (continued)

Saudi Arabia – (continued)
62,844	Saudi Arabian Oil Co. (Energy)(a)	$436,189
942	Saudi Aramco Base Oil Co. (Materials)	34,573
6,014	Saudi Awwal Bank (Financials)	54,620
6,540	Saudi Basic Industries Corp. (Materials)	86,118
10,176	Saudi Energy Co. (Utilities)	47,348
11,031	Saudi Investment Bank (The) (Financials)	43,100
32,958	Saudi National Bank (The) (Financials)	380,089
22,050	Saudi Telecom Co. (Communication Services)	262,631
11,237	Umm Al Qura for Development & Construction Co. (Real Estate)*	51,118

		3,456,886

South Africa – 2.6%
8,761	Absa Group Ltd. (Financials)	124,339
3,909	Bid Corp. Ltd. (Consumer Staples)	109,056
4,677	Bidvest Group Ltd. (Industrials)(b)	67,787
908	Capitec Ltd. (Financials)	261,776
52	Clicks Group Ltd. (Consumer Staples)	640
5,667	Discovery Ltd. (Financials)	90,732
2,589	Exxaro Resources Ltd. (Energy)	30,294
53,721	FirstRand Ltd. (Financials)	317,340
9,364	Gold Fields Ltd. (Materials)	429,859
6,036	Harmony Gold Mining Co. Ltd. (Materials)	117,280
9,683	Impala Platinum Holdings Ltd. (Materials)	134,970
2,471	Investec Ltd. (Financials)	21,295
791	Kumba Iron Ore Ltd. (Materials)	11,728
17,336	MTN Group Ltd. (Communication Services)	203,116
8,049	Naspers Ltd., Class N (Consumer Discretionary)	393,264
4,462	Nedbank Group Ltd. (Financials)(b)	81,464
3,925	Northam Platinum Holdings Ltd. (Materials)	70,873
50,839	Old Mutual Ltd. (Financials)	41,097
9,458	OUTsurance Group Ltd. (Financials)	51,273
38,302	Pepkor Holdings Ltd. (Consumer Discretionary)(a)	46,800
6,341	Remgro Ltd. (Financials)	76,295
19,383	Sanlam Ltd. (Financials)	104,129
6,308	Sasol Ltd. (Materials)*	76,253
5,293	Shoprite Holdings Ltd. (Consumer Staples)	101,140
31,582	Sibanye Stillwater Ltd. (Materials)	93,368

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

South Africa – (continued)
13,976	Standard Bank Group Ltd. (Financials)	$275,306
2,813	Valterra Platinum Ltd. (Materials)	240,099
6,454	Vodacom Group Ltd. (Communication Services)	59,786
363	Woolworths Holdings Ltd. (Consumer Discretionary)	970

		3,632,329

South Korea – 18.8%
520	Alteogen, Inc. (Health Care)*	116,835
260	APR Corp. (Consumer Staples)	88,243
1,585	Celltrion, Inc. (Health Care)*	218,768
503	DB Insurance Co. Ltd. (Financials)	66,559
70	Doosan Co. Ltd. (Industrials)	64,599
4,551	Doosan Enerbility Co. Ltd. (Industrials)*	274,337
584	Ecopro BM Co. Ltd. (Industrials)	51,547
932	Ecopro Co. Ltd. (Industrials)*(b)	62,174
2,878	Hana Financial Group, Inc. (Financials)	286,622
278	Hanjin Kal Corp. (Consumer Discretionary)	27,016
718	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	34,940
442	Hanmi Semiconductor Co. Ltd. (Information Technology)	71,212
349	Hanwha Aerospace Co. Ltd. (Industrials)	281,016
256	Hanwha Corp. (Industrials)	25,346
412	Hanwha Machinery & Service Holdings Co. Ltd. (Industrials)*	2,204
1,203	Hanwha Ocean Co. Ltd. (Industrials)*	77,352
670	Hanwha Systems Co. Ltd. (Industrials)	35,835
454	HD Hyundai Co. Ltd. (Energy)	72,648
223	HD Hyundai Electric Co. Ltd. (Industrials)	127,256
340	HD Hyundai Heavy Industries Co. Ltd. (Industrials)	111,669
160	HD Hyundai Marine Solution Co. Ltd. (Industrials)	24,258
474	HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (Industrials)	120,699
3,416	HMM Co. Ltd. (Industrials)	53,539
57	Hyosung Heavy Industries Corp. (Industrials)	123,404
68	Hyundai Autoever Corp. (Information Technology)	20,943
784	Hyundai Engineering & Construction Co. Ltd. (Industrials)	70,632
390	Hyundai Glovis Co. Ltd. (Industrials)	59,130

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
632	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	$209,420
1,495	Hyundai Motor Co. (Consumer Discretionary)	440,766
778	Hyundai Rotem Co. Ltd. (Industrials)	77,425
2,899	Industrial Bank of Korea (Financials)	43,847
1,637	Kakao Corp. (Communication Services)	43,718
3,879	KB Financial Group, Inc. (Financials)	491,181
2,551	Kia Corp. (Consumer Discretionary)	244,177
157	KIWOOM Securities Co. Ltd. (Financials)	31,834
738	Korea Aerospace Industries Ltd. (Industrials)	70,640
2,707	Korea Electric Power Corp. (Utilities)	63,096
434	Korea Investment Holdings Co. Ltd. (Financials)	60,949
81	Korea Zinc Co. Ltd. (Materials)	75,579
2,642	Korean Air Lines Co. Ltd. (Industrials)	54,245
325	Krafton, Inc. (Communication Services)*	53,905
692	KT Corp. (Communication Services)	27,000
1,037	KT&G Corp. (Consumer Staples)	134,948
265	LG Chem Ltd. (Materials)	54,216
939	LG Corp. (Industrials)	81,921
1,157	LG Electronics, Inc. (Consumer Discretionary)	183,027
320	LG Energy Solution Ltd. (Industrials)*	88,382
161	LG Innotek Co. Ltd. (Information Technology)	75,524
132	LIG Defense&Aerospace Co. Ltd. (Industrials)	66,936
177	LS Corp. (Industrials)	40,286
833	LS Electric Co. Ltd. (Industrials)	126,295
854	Meritz Financial Group, Inc. (Financials)*	76,252
2,034	Mirae Asset Securities Co. Ltd. (Financials)	51,571
1,404	NAVER Corp. (Communication Services)	222,613
1,557	NH Investment & Securities Co. Ltd. (Financials)	30,205
387	POSCO Future M Co. Ltd. (Industrials)	56,696
595	POSCO Holdings, Inc. (Materials)	147,163
569	Posco International Corp. (Industrials)	22,326

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
132	Samsung Biologics Co. Ltd. (Health Care)*(a)	$146,409
880	Samsung C&T Corp. (Industrials)	242,087
1,729	Samsung E&A Co. Ltd. (Industrials)	59,503
583	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	621,083
48,796	Samsung Electronics Co. Ltd. (Information Technology)	9,270,028
67	Samsung Episholdings Co. Ltd. (Health Care)*	18,946
329	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	159,860
6,879	Samsung Heavy Industries Co. Ltd. (Industrials)*	105,050
812	Samsung Life Insurance Co. Ltd. (Financials)	181,552
496	Samsung SDI Co. Ltd. (Information Technology)*	209,113
416	Samsung SDS Co. Ltd. (Information Technology)	72,950
655	Samsung Securities Co. Ltd. (Financials)	42,116
45	Samyang Foods Co. Ltd. (Consumer Staples)	50,340
4,851	Shinhan Financial Group Co. Ltd. (Financials)	385,996
5,893	SK hynix, Inc. (Information Technology)	7,208,010
836	SK Innovation Co. Ltd. (Energy)*	76,661
912	SK Square Co. Ltd. (Industrials)*	691,030
1,148	SK Telecom Co. Ltd. (Communication Services)	79,016
380	SK, Inc. (Industrials)	151,323
431	S-Oil Corp. (Energy)	47,270
6,806	Woori Financial Group, Inc. (Financials)	168,086

		26,001,355

Taiwan – 26.6%
5,634	Accton Technology Corp. (Information Technology)	361,427
4,805	Advantech Co. Ltd. (Information Technology)	102,547
833	Alchip Technologies Ltd. (Information Technology)	107,007
39,420	ASE Technology Holding Co. Ltd. (Information Technology)	725,720
3,578	Asia Vital Components Co. Ltd. (Information Technology)	386,314
392	ASPEED Technology, Inc. (Information Technology)	198,521
7,961	Asustek Computer, Inc. (Information Technology)	250,711

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
70,749	AUO Corp. (Information Technology)	$59,437
1,779	Bizlink Holding, Inc. (Industrials)	121,696
222	Caliway Biopharmaceuticals Co. Ltd. (Health Care)*	663
95,947	Cathay Financial Holding Co. Ltd. (Financials)	334,221
7,191	Chailease Holding Co. Ltd. (Financials)	26,522
73,135	Chang Hwa Commercial Bank Ltd. (Financials)	57,983
46,533	China Airlines Ltd. (Industrials)	29,705
60,043	China Steel Corp. (Materials)	35,868
3,942	Chroma ATE, Inc. (Information Technology)	243,563
39,882	Chunghwa Telecom Co. Ltd. (Communication Services)	170,984
48,850	Compal Electronics, Inc. (Information Technology)	62,137
4,417	Compeq Manufacturing Co. Ltd. (Information Technology)	34,601
165,109	CTBC Financial Holding Co. Ltd. (Financials)	336,755
19,737	Delta Electronics, Inc. (Information Technology)	1,144,823
8,297	E Ink Holdings, Inc. (Information Technology)	40,933
148,469	E.Sun Financial Holding Co. Ltd. (Financials)	186,043
3,380	Elite Material Co. Ltd. (Information Technology)	584,430
715	eMemory Technology, Inc. (Information Technology)	54,095
29,630	Eva Airways Corp. (Industrials)	39,230
11,611	Evergreen Marine Corp. Taiwan Ltd. (Industrials)	85,467
19,598	Far EasTone Telecommunications Co. Ltd. (Communication Services)	62,398
120,725	First Financial Holding Co. Ltd. (Financials)	134,342
12,546	Formosa Chemicals & Fibre Corp. (Materials)	27,013
49,022	Formosa Plastics Corp. (Materials)	102,303
2,654	Fortune Electric Co. Ltd. (Industrials)	60,991
80,963	Fubon Financial Holding Co. Ltd. (Financials)	367,526
6,341	Gigabyte Technology Co. Ltd. (Information Technology)	71,562
971	Global Unichip Corp. (Information Technology)	186,719
2,429	Globalwafers Co. Ltd. (Information Technology)	69,833
3,737	Gold Circuit Electronics Ltd. (Information Technology)	137,242

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
127,668	Hon Hai Precision Industry Co. Ltd. (Information Technology)	$1,006,147
1,008	Hon Precision, Inc. (Information Technology)	186,208
706	Hotai Motor Co. Ltd. (Consumer Discretionary)	11,417
92,636	Hua Nan Financial Holdings Co. Ltd. (Financials)	120,752
83,338	Innolux Corp. (Information Technology)	130,963
3,829	International Games System Co. Ltd. (Communication Services)	88,115
26,393	Inventec Corp. (Information Technology)	55,495
1,141	Jentech Precision Industrial Co. Ltd. (Information Technology)	215,453
170,949	KGI Financial Holding Co. Ltd. (Financials)	182,417
864	King Slide Works Co. Ltd. (Information Technology)	386,215
12,219	King Yuan Electronics Co. Ltd. (Information Technology)	98,994
1,062	Largan Precision Co. Ltd. (Information Technology)	256,109
21,570	Lite-On Technology Corp. (Information Technology)	207,391
1,062	Lotes Co. Ltd. (Information Technology)	56,578
15,084	MediaTek, Inc. (Information Technology)	1,866,361
126,008	Mega Financial Holding Co. Ltd. (Financials)	192,853
952	MPI Corp. (Information Technology)	153,955
59,303	Nan Ya Plastics Corp. (Materials)	453,344
2,508	Nan Ya Printed Circuit Board Corp. (Information Technology)	97,246
15,908	Nanya Technology Corp. (Information Technology)	272,305
6,365	Novatek Microelectronics Corp. (Information Technology)	108,351
23,792	Pegatron Corp. (Information Technology)	68,326
3,624	PharmaEssentia Corp. (Health Care)	159,368
1,946	Phison Electronics Corp. (Information Technology)	132,813
34,691	Powerchip Semiconductor Manufacturing Corp. (Information Technology)	79,832
7,016	Powertech Technology, Inc. (Information Technology)	61,264
27,260	Quanta Computer, Inc. (Information Technology)	290,887
5,067	Realtek Semiconductor Corp. (Information Technology)	115,166

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
42,358	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)	$57,284
138,227	SinoPac Financial Holdings Co. Ltd. (Financials)	179,091
14,019	Synnex Technology International Corp. (Information Technology)	38,448
3,655	Taichung Commercial Bank Co. Ltd. (Financials)	2,195
235,126	Taishin Financial Holding Co. Ltd. (Financials)	285,736
87,596	Taiwan Business Bank (Financials)	46,805
116,801	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	94,076
24,660	Taiwan High Speed Rail Corp. (Industrials)	20,212
20,515	Taiwan Mobile Co. Ltd. (Communication Services)	75,019
251,985	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	19,104,216
3,000	Taiwan Union Technology Corp. (Information Technology)	135,710
19,416	TCC Group Holdings Co. Ltd. (Materials)*	14,934
17,007	Teco Electric and Machinery Co. Ltd. (Industrials)	38,869
5,569	Tripod Technology Corp. (Information Technology)	87,164
13,811	Unimicron Technology Corp. (Information Technology)	434,941
32,607	Uni-President Enterprises Corp. (Consumer Staples)	78,326
122,026	United Microelectronics Corp. (Information Technology)	496,228
11,662	Vanguard International Semiconductor Corp. (Information Technology)	55,696
1,154	VisEra Technologies Co. Ltd. (Information Technology)	17,007
39,600	Walsin Lihwa Corp. (Industrials)	48,935
15,314	Wan Hai Lines Ltd. (Industrials)	55,034
33,562	Winbond Electronics Corp. (Information Technology)	193,086
31,988	Wistron Corp. (Information Technology)	179,493
1,045	Wiwynn Corp. (Information Technology)	233,727
17,471	WPG Holdings Ltd. (Information Technology)	54,855
8,694	WT Microelectronics Co. Ltd. (Information Technology)	53,717
17,281	Yageo Corp. (Information Technology)	296,896

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
18,479	Yang Ming Marine Transport Corp. (Industrials)	$34,660
112,816	Yuanta Financial Holding Co. Ltd. (Financials)	232,588
7,596	Zhen Ding Technology Holding Ltd. (Information Technology)	119,728

		36,820,333

Thailand – 1.4%
11,988	Advanced Info Service PCL, NVDR (Communication Services)	128,340
45,793	Airports of Thailand PCL, NVDR (Industrials)	87,692
173,500	Asset World Corp. PCL, NVDR (Consumer Discretionary)	16,115
49,144	Bangkok Dusit Medical Services PCL, NVDR (Health Care)	29,048
89,200	Bangkok Expressway & Metro PCL, NVDR (Industrials)	18,561
31,909	Banpu PCL, NVDR (Energy)*	13,953
38,300	Berli Jucker PCL, NVDR (Consumer Staples)	17,903
900	Bumrungrad Hospital PCL, NVDR (Health Care)	5,198
47,900	Cal-Comp Electronics Thailand PCL, NVDR (Information Technology)	13,723
37,811	Central Pattana PCL, NVDR (Real Estate)	76,682
50,400	Central Retail Corp. PCL, NVDR (Consumer Discretionary)	44,077
42,877	Charoen Pokphand Foods PCL, NVDR (Consumer Staples)	30,516
19,551	Com7 PCL, NVDR (Consumer Discretionary)	17,540
39,527	CP ALL PCL, NVDR (Consumer Staples)	55,130
45,000	CP AXTRA PCL, NVDR (Consumer Staples)	20,084
48,700	Delta Electronics Thailand PCL, NVDR (Information Technology)	365,691
4,358	Electricity Generating PCL, NVDR (Utilities)	17,479
10,351	Global Power Synergy PCL, NVDR (Utilities)	16,544
69,787	Gulf Development PCL, NVDR (Utilities)	133,113
111,900	Home Product Center PCL, NVDR (Consumer Discretionary)	21,766
7,494	Kasikornbank PCL, NVDR (Financials)	56,047
38,875	Krung Thai Bank PCL, NVDR (Financials)	50,704

Shares	Description	Value

Common Stocks – (continued)

Thailand – (continued)
15,800	Krungthai Card PCL, NVDR (Financials)	$17,749
11,403	Minor International PCL, NVDR (Consumer Discretionary)	7,634
19,900	Muangthai Capital PCL, NVDR (Financials)	18,754
15,761	PTT Exploration & Production PCL, NVDR (Energy)	70,582
29,425	PTT Global Chemical PCL, NVDR (Materials)	39,488
59,100	PTT Oil & Retail Business PCL, NVDR (Consumer Discretionary)	22,278
147,262	PTT PCL, NVDR (Energy)	180,969
16,670	Ratch Group PCL, NVDR (Utilities)	19,354
10,481	SCB X PCL, NVDR (Financials)	47,727
16,342	SCG Packaging PCL, NVDR (Materials)	14,908
3,723	Siam Cement PCL (The), NVDR (Materials)	29,303
108,122	Thai Beverage PCL (Consumer Staples)	39,527
18,956	Thai Life Insurance PCL, NVDR (Financials)	6,403
12,377	Thai Oil PCL, NVDR (Energy)	23,888
4,089	Tisco Financial Group PCL, NVDR (Financials)	15,784
366,350	TMBThanachart Bank PCL, NVDR (Financials)	32,923
112,863	True Corp. PCL, NVDR (Communication Services)	44,587

		1,867,764

Turkey – 0.8%
9,950	AG Anadolu Grubu Holding AS (Industrials)	6,599
382	Agesa Hayat ve Emeklilik AS (Financials)	2,068
7,723	Ahlatci Dogal Gaz Dagitim Enerji VE Yatirim AS (Utilities)	6,079
30,527	Akbank TAS (Financials)	45,456
11	Akcansa Cimento AS (Materials)	55
56,500	Aksa Akrilik Kimya Sanayii AS (Consumer Discretionary)	12,611
2,314	Aksa Enerji Uretim AS (Utilities)*	3,808
4,983	Alarko Holding AS (Industrials)	11,184
2,020	Alfa Solar Enerji Sanayi VE Ticaret AS (Information Technology)	1,705
237	Altinkilic Gida VE Sut Sanayi Ticaret AS (Consumer Staples)	2,091
7,973	Anadolu Anonim Turk Sigorta Sirketi (Financials)	4,494

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Turkey – (continued)
25,132	Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples)	$9,292
6,352	Arcelik AS (Consumer Discretionary)*	11,933
12,384	Aselsan Elektronik Sanayi Ve Ticaret AS (Industrials)	99,132
4,120	Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS (Industrials)*	27,814
4,302	Aydem Yenilenebilir Enerji AS (Utilities)*	2,347
879	Aygaz AS (Utilities)	6,103
4,456	Baticim Cimento Sanayi Anonim Sirketi (Materials)*	2,429
8,886	BIM Birlesik Magazalar AS (Consumer Staples)	74,676
912	Birlesim Grup Enerji Yatirimlari (Utilities)*	3,474
441	Borusan Birlesik Boru Fabrikalari Sanayi ve Ticaret AS (Materials)*	6,617
197	Borusan Yatirim ve Pazarlama AS (Financials)	6,855
0	Can2 Termik AS (Utilities)*	0
37	Celebi Hava Servisi AS (Industrials)	1,109
7,086	Cimsa Cimento Sanayi VE Ticaret AS (Materials)	6,561
9,220	Coca-Cola Icecek AS (Consumer Staples)	14,369
1	CW Enerji Muhendislik Ticaret VE Sanayi AS (Industrials)*	1
919	Destek Finans Faktoring AS (Financials)*	39,634
1,593	Dogan Sirketler Grubu Holding AS (Consumer Discretionary)	730
1,918	Dogus Otomotiv Servis ve Ticaret AS (Consumer Discretionary)	6,511
605	Eczacibasi Yatirim Holding Ortakligi AS (Industrials)	4,009
119	EGE Endustri VE Ticaret AS (Consumer Discretionary)*	12,516
4,681	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (Consumer Staples)	7,543
32,927	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)	13,648
2,869	Enerjisa Enerji AS (Utilities)(a)	6,546
34,509	Enerya Enerji AS (Utilities)	7,066
6,162	Enka Insaat ve Sanayi AS (Industrials)	11,161
38,427	Eregli Demir ve Celik Fabrikalari TAS (Materials)	30,883
8,342	Ford Otomotiv Sanayi AS (Consumer Discretionary)	13,303

Shares	Description	Value

Common Stocks – (continued)

Turkey – (continued)
16,055	GEN Ilac VE Saglik Urunleri Sanayi VE Ticaret AS (Health Care)	$3,800
848	Grainturk Tarim AS (Consumer Staples)	3,868
941	Gubre Fabrikalari TAS (Materials)*	9,395
2,003	Gulermak Agir Sanayi Insaat ve Taahhut AS (Industrials)*	7,040
356	Haci Omer Sabanci Holding AS (Financials)	688
3,207	Hedef Holdings AS (Financials)*	5,599
205,163	Hektas Ticaret TAS (Materials)*	11,608
529	Investco Holding AS (Financials)*	8,628
6,817	Is Yatirim Menkul Degerler AS (Financials)	4,693
935	Isiklar Enerji ve Yapi Holding AS (Consumer Discretionary)*	4,023
1	Izdemir Enerji Elektrik Uretim AS (Utilities)*	0
1,082	Kalyon Gunes Teknolojileri Uretim AS (Information Technology)*	1,395
14,714	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A (Materials)*	20,324
9,108	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D (Materials)*	8,943
25,217	Katilimevim Tasarruf Finansman AS (Financials)	32,820
0	Kayseri Seker Fabrikasi AS (Consumer Staples)*	0
15,448	Kocaer Celik Sanayi Ve Ticaret AS (Materials)	5,090
6,094	Kuyumcukent Gayrimenkul Yatirimlari AS REIT (Real Estate)*	8,272
2,739	LDR Turizm AS (Industrials)	1,847
7,853	Margun Enerji Uretim Sanayi VE Ticaret AS (Utilities)*	5,657
18,434	MIA Teknoloji AS (Information Technology)*	10,796
1,180	Migros Ticaret AS (Consumer Staples)	13,047
1,560	MLP Saglik Hizmetleri AS (Health Care)*(a)	13,611
18,964	Mogan Enerji Yatirim Holding AS (Utilities)*	7,499
11,921	NET Holding AS (Consumer Discretionary)*	10,584
504	Odine Solutions Teknoloji Ticaret VE Sanayi AS (Information Technology)*	21,026
1,000	Otokar Otomotiv Ve Savunma Sanayi A.S. (Industrials)*	6,585

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Turkey – (continued)
17,133	Oyak Cimento Fabrikalari AS (Materials)	$7,982
101	Ozata Denizcilik Sanayi VE Ticaret AS (Industrials)*	10,120
2,369	Pasifik Eurasia Lojistik Dis Ticaret AS (Industrials)*	11,842
721	Pegasus Hava Tasimaciligi AS (Industrials)*	2,197
44,962	Peker Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	14,676
32,077	Petkim Petrokimya Holding AS (Materials)*	13,335
1,350	Ral Yatirim Holding AS (Industrials)*	7,589
6,494	Reysas Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	6,837
6,098	Reysas Tasimacilik ve Lojistik Ticaret AS (Industrials)*	3,640
1,647	Ronesans Gayrimenkul Yatirim AS (Real Estate)	7,352
451,505	Sasa Polyester Sanayi AS (Materials)*	21,989
1,435	Selcuk Ecza Deposu Ticaret ve Sanayi A.S. (Health Care)	9,918
9,795	Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS (Information Technology)*	2,093
8,249	Sok Marketler Ticaret AS (Consumer Staples)*	9,471
1,154	TAB Gida Sanayi Ve Ticaret AS (Consumer Discretionary)	5,639
2,113	TAV Havalimanlari Holding AS (Industrials)	11,605
2,233	Tekfen Holding AS (Industrials)	9,686
78	Tera Finansal Yatirimlar Holding A.S. (Financials)*	5,068
2,398	Tera Yatirim Menkul Degerler AS (Financials)*	9,320
10,719	Tera Yatirim Teknoloji Holding AS REIT (Real Estate)*	7,997
1,269	Tofas Turk Otomobil Fabrikasi AS (Consumer Discretionary)	7,134
2,192	Torunlar Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)	4,384
2,269	TR Anadolu Metal Madencilik Isletmeleri AS (Materials)*	6,804
11,737	Turk Altin Isletmeleri AS (Materials)*	12,868
2,294	Turk Hava Yollari AO (Industrials)	14,370
6,127	Turk Telekomunikasyon AS (Communication Services)*	6,489
412	Turk Traktor ve Ziraat Makineleri AS (Industrials)*	3,650

Shares	Description	Value

Common Stocks – (continued)

Turkey – (continued)
9,764	Turkcell Iletisim Hizmetleri AS (Communication Services)	$19,234
7,562	Turkiye Halk Bankasi AS (Financials)*	6,610
5,680	Turkiye Is Bankasi AS, Class C (Financials)	1,488
9,605	Turkiye Petrol Rafinerileri AS (Energy)	79,673
43,196	Turkiye Sigorta AS (Financials)	5,344
12,498	Turkiye Sinai Kalkinma Bankasi AS (Financials)	2,831
27,348	Turkiye Sise ve Cam Fabrikalari AS (Industrials)	22,455
179	Ufuk Yatirim Yonetim ve Gayrimenkul AS (Real Estate)*	6,002
268	Verusa Holding AS (Financials)*	3,721
35,217	Yapi ve Kredi Bankasi AS (Financials)*	26,654
951	Yeni Gimat Gayrimenkul Ortakligi AS REIT (Real Estate)	4,610
1,972	YEO Teknoloji Enerji VE Endustri AS (Industrials)*	1,401

		1,163,328

Ukraine – 0.0%
1,906	CSG NV (Industrials)*	41,181

United Arab Emirates – 1.8%
33,998	Abu Dhabi Commercial Bank PJSC (Financials)	140,143
16,438	Abu Dhabi Islamic Bank PJSC (Financials)	102,489
38,521	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)	41,952
30,722	ADNOC Drilling Co. PJSC (Energy)	48,514
83,206	Adnoc Gas PLC (Energy)	73,626
40,442	Aldar Properties PJSC (Real Estate)	84,564
25,079	Alpha Dhabi Holding PJSC (Industrials)	51,757
105,673	Dubai Electricity & Water Authority PJSC (Utilities)	77,682
36,919	Dubai Islamic Bank PJSC (Financials)	72,372
9,414	Emaar Development PJSC (Real Estate)	32,705
67,460	Emaar Properties PJSC (Real Estate)	198,363
26,726	Emirates NBD Bank PJSC (Financials)	220,334
37,216	Emirates Telecommunications Group Co. PJSC (Communication Services)	216,837
47,944	First Abu Dhabi Bank PJSC (Financials)	257,936

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

United Arab Emirates – (continued)
9,019	International Holding Co. PJSC (Industrials)*	$908,554

		2,527,828

United States – 0.2%
10,548	BeOne Medicines Ltd., Class H (Health Care)*	289,827
3,951	JBS NV, Class A (Consumer Staples)	53,101

		342,928

TOTAL COMMON STOCKS (Cost $70,479,935)		134,053,966

Shares	Description	Rate	Value

Preferred Stocks – 2.1%

Brazil – 0.9%
2,426	Axia Energia SA (Utilities)*	0.00%	24,884
54,471	Banco Bradesco SA (Financials)	9.03	180,736
22,358	Cia Energetica de Minas Gerais (Utilities)	10.61	46,176
13,609	Gerdau SA (Materials)	3.33	62,361
56,602	Itau Unibanco Holding SA (Financials)	7.84	431,769
61,848	Itausa SA (Financials)	8.60	156,387
46,525	Petroleo Brasileiro SA - Petrobras (Energy)	8.17	404,292

			1,306,605

Chile – 0.1%
1,579	Sociedad Quimica y Minera de Chile SA, Class B (Materials)	1.22	128,533

Colombia – 0.1%
4,738	Grupo Cibest SA (Financials)	4.81	107,972
1,959	Grupo de Inversiones Suramericana SA (Financials)	3.59	29,689

			137,661

Russia – 0.0%
4,252	Sberbank of Russia PJSC (Financials)*(c)	0.00	0
31,665	Surgutneftegas PJSC (Energy)*(c)	0.00	0

Shares	Description	Rate	Value

Preferred Stocks – (continued)

Russia – (continued)
640	Tatneft PJSC (Energy)*(c)	0.00%	$0

			0

South Korea – 1.0%
31	Doosan Co. Ltd. (Industrials)	1.42	9,966
133	Hanwha Corp. (Industrials)	3.86	3,999
214	Hanwha Machinery & Service Holdings Co. Ltd. (Industrials)*	0.00	478
361	Hyundai Motor Co. (Consumer Discretionary)	5.32	50,275
212	Hyundai Motor Co. (Consumer Discretionary)	5.29	29,385
23	Hyundai Motor Co. (Consumer Discretionary)	5.35	3,164
61	Korea Investment Holdings Co. Ltd. (Financials)	5.74	6,619
569	LG Chem Ltd. (Materials)	1.58	52,967
184	LG Electronics, Inc. (Consumer Discretionary)	1.89	10,124
1,721	Mirae Asset Securities Co. Ltd. (Financials)	2.69	14,197
799	NH Investment & Securities Co. Ltd. (Financials)	5.72	13,661
10	Samsung C&T Corp. (Industrials)	1.16	1,754
8,377	Samsung Electronics Co. Ltd. (Information Technology)	0.90	1,141,539
27	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	4.47	8,404
311	Samsung SDI Co. Ltd. (Information Technology)*	0.46	52,038
302	S-Oil Corp. (Energy)	1.64	15,402

			1,413,972

TOTAL PREFERRED STOCKS (Cost $1,616,722)			2,986,771

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Exchange-Traded Fund – 0.5%

Malaysia – 0.5%
23,978	iShares MSCI Malaysia ETF
(Cost $568,898)		$680,736

Units	Description	Expiration Month	Value

Right – 0.0%

Kuwait – 0.0%
846	Burgan Bank SAK*
(Cost $0)			20

Shares	Dividend Rate		Value

Investment Company – 1.0%(d)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
1,409,457	3.574%(e)		1,409,457
(Cost $1,409,457)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $74,075,012)			139,130,950

Securities Lending Reinvestment Vehicle – 0.8%(d)

Goldman Sachs Financial Square Government Fund - Institutional Shares
1,067,990	3.585%(e)		1,067,990
(Cost $1,067,990)

TOTAL INVESTMENTS – 101.1% (Cost $75,143,002)			$140,198,940

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%			(1,505,961)

NET ASSETS – 100.0%			$138,692,979

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.
(e)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
ADR	– American Depositary Receipt
NVDR	– Non-Voting Depository Receipt
PLC	– Public Limited Company
REIT	– Real Estate Investment Trust

Sector Name	% of Market Value

Information Technology	39.8%
Financials	18.6
Consumer Discretionary	8.2
Industrials	7.6
Communication Services	5.8
Materials	5.8
Energy	3.4
Health Care	2.8
Consumer Staples	2.5
Utilities	2.1
Real Estate	1.1
Investment Company	1.0
Exchange-Traded Fund	0.5
Securities Lending Reinvestment Vehicle	0.8

TOTAL INVESTMENTS	100.0%

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets Index	7	09/18/26	$598,885	$25,681

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.2%

Australia – 7.8%
32,919	AGL Energy Ltd. (Utilities)	$202,414
24,673	ALS Ltd. (Industrials)	393,069
10,815	Ampol Ltd. (Energy)	333,740
140,901	ANZ Group Holdings Ltd. (Financials)	3,756,334
58,214	APA Group (Utilities)	454,321
26,179	Aristocrat Leisure Ltd. (Consumer Discretionary)	1,142,931
6,250	ASX Ltd. (Financials)	251,455
36,033	Atlas Arteria Ltd. (Industrials)	118,528
83,316	Aurizon Holdings Ltd. (Industrials)	218,533
233,277	BHP Group Ltd. (Materials)	11,072,199
20,605	BlueScope Steel Ltd. (Materials)	458,798
59,645	Brambles Ltd. (Industrials)	837,367
21,571	CAR Group Ltd. (Communication Services)	427,437
25,190	Charter Hall Group REIT (Real Estate)	348,773
1,776	Cochlear Ltd. (Health Care)	170,449
59,744	Coles Group Ltd. (Consumer Staples)	1,029,286
77,129	Commonwealth Bank of Australia (Financials)	8,838,394
23,880	Computershare Ltd. (Industrials)	680,437
20,934	CSL Ltd. (Health Care)	2,573,954
25,752	Dexus REIT (Real Estate)	106,671
1,058	EBOS Group Ltd. (Health Care)	13,206
29,867	Endeavour Group Ltd. (Consumer Staples)(a)	67,209
89,786	Evolution Mining Ltd. (Materials)	957,456
72,438	Fortescue Ltd. (Materials)	918,855
440,575	Glencore PLC (Materials)	3,557,709
95,729	Goodman Group REIT (Real Estate)	1,902,394
106,406	GPT Group (The) REIT (Real Estate)	358,403
110,619	Insurance Australia Group Ltd. (Financials)	622,310
16,435	IREN Ltd. (Information Technology)*(a)	609,985
6,116	JB Hi-Fi Ltd. (Consumer Discretionary)	293,225
100,994	Lottery Corp. Ltd. (The) (Consumer Discretionary)	361,163
37,287	Lynas Rare Earths Ltd. (Materials)*	425,944
16,721	Macquarie Group Ltd. (Financials)	3,002,847
124,935	Medibank Pvt Ltd. (Financials)	433,348
7,821	Mineral Resources Ltd. (Materials)*	362,246
143,263	Mirvac Group REIT (Real Estate)	186,858

Shares	Description	Value

Common Stocks – (continued)

Australia – (continued)
140,652	National Australia Bank Ltd. (Financials)	3,893,837
39,117	NEXTDC Ltd. (Information Technology)*	387,139
60,360	Northern Star Resources Ltd. (Materials)	1,013,944
22,113	Orica Ltd. (Materials)	352,285
83,855	Origin Energy Ltd. (Utilities)	698,300
124,649	PLS Group Ltd. (Materials)*	482,380
2,815	Pro Medicus Ltd. (Health Care)	361,896
68,926	Qantas Airways Ltd. (Industrials)	465,309
68,729	QBE Insurance Group Ltd. (Financials)	1,096,408
5,031	Ramsay Health Care Ltd. (Health Care)	184,888
2,968	REA Group Ltd. (Communication Services)(a)	376,993
9,641	Reece Ltd. (Industrials)	116,282
17,574	Rio Tinto Ltd. (Materials)	2,201,629
49,223	Rio Tinto PLC (Materials)	5,121,365
149,610	Santos Ltd. (Energy)	872,755
252,301	Scentre Group REIT (Real Estate)	649,113
9,148	SGH Ltd. (Industrials)	259,680
205,450	Sigma Healthcare Ltd. (Health Care)	396,064
15,428	Sonic Healthcare Ltd. (Health Care)	216,596
217,714	South32 Ltd. (Materials)	805,088
144,123	Stockland REIT (Real Estate)	450,326
49,570	Suncorp Group Ltd. (Financials)	669,989
16,453	Technology One Ltd. (Information Technology)	384,270
520,050	Telstra Group Ltd. (Communication Services)	1,740,481
17,771	TPG Telecom Ltd. (Communication Services)	48,013
143,704	Transurban Group (Industrials)	1,472,693
191,249	Vicinity Ltd. REIT (Real Estate)	341,276
16,007	Washington H Soul Pattinson & Co. Ltd. (Financials)	510,249
52,612	Wesfarmers Ltd. (Consumer Discretionary)	2,995,237
154,408	Westpac Banking Corp. (Financials)	3,823,183
31,325	Whitehaven Coal Ltd. (Energy)	191,939
5,361	WiseTech Global Ltd. (Information Technology)	155,138
87,062	Woodside Energy Group Ltd. (Energy)	2,022,781
55,712	Woolworths Group Ltd. (Consumer Staples)	1,609,418
15,234	Worley Ltd. (Industrials)	111,576

		83,966,768

Austria – 0.5%
3,238	ANDRITZ AG (Industrials)	313,689

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Austria – (continued)
3,545	BAWAG Group AG (Financials)(b)	$740,394
13,911	Erste Group Bank AG (Financials)	1,960,090
1,614	EVN AG (Utilities)	55,214
6,420	OMV AG (Energy)	510,837
5,780	Raiffeisen Bank International AG (Financials)	428,356
1,204	Strabag SE (Industrials)	132,165
3,052	Verbund AG (Utilities)	210,231
1,605	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)	134,607
5,073	voestalpine AG (Materials)	269,301
6,664	Wienerberger AG (Materials)	151,722

		4,906,606

Belgium – 1.3%
998	Ackermans & van Haaren NV (Industrials)	316,946
3,905	Aedifica SA REIT (Real Estate)	307,998
8,253	Ageas SA/NV (Financials)	723,795
48,156	Anheuser-Busch InBev SA/NV (Consumer Staples)	3,819,450
2,890	Argenx SE ADR (Health Care)*	2,981,497
1,326	D’ieteren Group (Consumer Discretionary)	275,248
1,999	Elia Group SA/NV (Utilities)	297,918
1,032	Financiere de Tubize SA (Health Care)	220,694
3,444	Groupe Bruxelles Lambert NV (Financials)	295,441
11,512	KBC Group NV (Financials)	1,751,778
17	Lotus Bakeries NV (Consumer Staples)	251,974
859	Sofina SA (Financials)	246,261
3,774	Syensqo SA (Materials)	355,971
5,558	UCB SA (Health Care)	1,390,015
7,991	Warehouses De Pauw CVA REIT (Real Estate)	194,929

		13,429,915

Brazil – 0.0%
7,675	Yara International ASA (Materials)	374,326

Chile – 0.1%
15,941	Antofagasta PLC (Materials)	872,942

China – 0.6%
301,292	Alibaba Health Information Technology Ltd. (Consumer Staples)*	118,760
114,742	Budweiser Brewing Co. APAC Ltd. (Consumer Staples)(b)	87,747
44,622	BYD Electronic International Co. Ltd. (Information Technology)	153,686

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
122,341	China Gas Holdings Ltd. (Utilities)	$88,409
134,915	China Mengniu Dairy Co. Ltd. (Consumer Staples)	311,502
79,233	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)(a)	130,989
407,412	CSPC Pharmaceutical Group Ltd. (Health Care)	480,207
147,341	Fosun International Ltd. (Industrials)*	104,407
311,703	Geely Automobile Holdings Ltd. (Consumer Discretionary)	699,804
27,312	Kingboard Holdings Ltd. (Information Technology)	188,484
54,859	Prosus NV (Consumer Discretionary)*	2,442,551
38,618	Qingdao Port International Co. Ltd., Class H (Industrials)(b)	35,345
501,351	Sino Biopharmaceutical Ltd. (Health Care)	348,547
61,463	SITC International Holdings Co. Ltd. (Industrials)	374,299
55,833	Wharf Holdings Ltd. (The) (Real Estate)	134,040
80,677	Wilmar International Ltd. (Consumer Staples)	243,563
71,628	Xinyi Glass Holdings Ltd. (Industrials)(a)	80,177
120,346	Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	457,938

		6,480,455

Denmark – 1.5%
2,389	Ascendis Pharma A/S (Health Care)*	628,403
4,598	Carlsberg AS, Class B (Consumer Staples)	631,186
4,465	Coloplast A/S, Class B (Health Care)	318,329
29,720	Danske Bank A/S (Financials)	1,720,770
9,062	DSV A/S (Industrials)	1,911,592
2,680	Genmab A/S (Health Care)*	883,713
146,160	Novo Nordisk A/S, Class B (Health Care)	6,641,055
17,356	Novonesis Novozymes B, Class B (Materials)	1,247,092
17,051	Orsted AS (Utilities)*(b)	360,214
13,592	Tryg A/S (Financials)	325,475
45,007	Vestas Wind Systems A/S (Industrials)	1,495,268

		16,163,097

Faroe Islands – 0.0%
2,255	Bakkafrost P/F (Consumer Staples)	109,981

Finland – 1.1%
3,907	Elisa OYJ (Communication Services)	159,569

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Finland – (continued)
22,133	Fortum OYJ (Utilities)	$532,705
13,496	Kesko OYJ, Class B (Consumer Staples)	351,791
14,254	Kone OYJ, Class B (Industrials)	873,903
31,939	Metso Oyj (Industrials)	660,758
17,276	Neste OYJ (Energy)	639,762
227,488	Nokia OYJ (Information Technology)	2,306,376
144,005	Nordea Bank Abp (Financials)	2,946,572
5,721	Orion OYJ, Class B (Health Care)	525,661
103,565	Sampo OYJ, Class A (Financials)	1,170,049
25,881	Stora Enso OYJ, Class R (Materials)	304,392
20,385	UPM-Kymmene OYJ (Materials)	569,722
23,675	Wartsila OYJ Abp (Industrials)	767,000

		11,808,260

France – 7.3%
29,021	Air Liquide SA (Materials)	5,715,331
27,466	Airbus SE (Industrials)	6,292,849
77,949	AXA SA (Financials)	3,902,516
46,363	BNP Paribas SA (Financials)	5,535,247
8,839	Bouygues SA (Industrials)	454,024
6,338	Capgemini SE (Information Technology)	789,599
21,763	Cie de Saint-Gobain SA (Industrials)	1,979,923
30,401	Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	1,235,984
45,230	Credit Agricole SA (Financials)	972,763
29,263	Danone SA (Consumer Staples)	2,185,001
27,171	Dassault Systemes (Information Technology)	720,873
80,383	Engie SA (Utilities)	2,296,975
13,105	EssilorLuxottica SA (Health Care)	2,440,972
1,446	Hermes International SCA (Consumer Discretionary)	2,655,566
22,284	Holcim AG (Materials)*	1,959,348
3,382	Kering SA (Consumer Discretionary)	998,044
11,854	Legrand SA (Industrials)	1,880,241
10,440	L’Oreal SA (Consumer Staples)	4,665,300
11,747	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	6,185,425
88,351	Orange SA (Communication Services)	1,580,993
7,562	Pernod Ricard SA (Consumer Staples)(a)	566,570
10,801	Publicis Groupe SA (Communication Services)	1,266,564
16,234	Safran SA (Industrials)	6,354,953
1,271	Sartorius Stedim Biotech (Health Care)	289,373

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
29,622	Sartorius Stedim Biotech Societe Generale SA (Financials)	$2,499,809
3,989	Thales SA (Industrials)	1,129,214
95,170	TotalEnergies SE (Energy)	8,349,807
22,439	Vinci SA (Industrials)	2,949,273

		77,852,537

Germany – 8.1%
7,210	adidas AG (Consumer Discretionary)	1,267,996
17,806	Allianz SE (Financials)	9,324,105
41,087	BASF SE (Materials)	2,528,560
45,785	Bayer AG (Health Care)	2,608,138
13,376	Bayerische Motoren Werke AG (Consumer Discretionary)	963,019
3,332	Beiersdorf AG (Consumer Staples)(a)	306,230
4,290	BioNTech SE ADR (Health Care)*	436,534
32,025	Commerzbank AG (Financials)	1,495,079
5,749	Continental AG (Consumer Discretionary)	476,278
22,880	Daimler Truck Holding AG (Industrials)	1,243,558
83,403	Deutsche Bank AG (Financials)	3,357,895
8,441	Deutsche Boerse AG (Financials)	2,823,861
42,620	Deutsche Post AG (Industrials)	2,779,347
161,862	Deutsche Telekom AG (Communication Services)	5,335,980
101,626	E.ON SE (Utilities)	2,101,269
6,757	Fresenius Medical Care AG (Health Care)	309,640
20,395	Fresenius SE & Co. KGaA (Health Care)	1,071,892
2,769	Hannover Rueck SE (Financials)	830,493
502	Hapag-Lloyd AG (Industrials)(b)	76,389
5,554	Heidelberg Materials AG (Materials)	1,062,890
4,370	Henkel AG & Co. KGaA (Consumer Staples)	358,125
556	HOCHTIEF AG (Industrials)	270,224
59,748	Infineon Technologies AG (Information Technology)	3,906,713
3,001	Knorr-Bremse AG (Industrials)	368,118
31,813	Mercedes-Benz Group AG (Consumer Discretionary)	1,744,968
5,957	Merck KGaA (Health Care)	961,832
2,571	MTU Aero Engines AG (Industrials)	1,051,538
5,793	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Financials)	3,491,085
2,091	Rheinmetall AG (Industrials)	2,698,030
32,778	RWE AG (Utilities)	2,232,715
47,048	SAP SE (Information Technology)	10,432,874

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
33,603	Siemens AG (Industrials)	$11,147,902
34,085	Siemens Energy AG (Industrials)	5,629,356
19,252	Siemens Healthineers AG (Health Care)(b)	875,069
2,749	Talanx AG (Financials)	399,794
353	Volkswagen AG (Consumer Discretionary)	32,209
29,298	Vonovia SE (Real Estate)	655,127

		86,654,832

Hong Kong – 1.7%
491,137	AIA Group Ltd. (Financials)	4,777,110
13,512	ASMPT Ltd. (Information Technology)	282,674
55,540	Cathay Pacific Airways Ltd. (Industrials)	102,021
86,072	CK Asset Holdings Ltd. (Real Estate)	497,374
27,550	CK Infrastructure Holdings Ltd. (Utilities)	229,311
83,865	CLP Holdings Ltd. (Utilities)	841,934
2,655	Futu Holdings Ltd. ADR (Financials)	324,282
111,516	Hang Lung Properties Ltd. (Real Estate)	99,292
68,344	Henderson Land Development Co. Ltd. (Real Estate)	234,169
102,636	HK Electric Investments & HK Electric Investments Ltd. (Utilities)	82,548
163,812	HKT Trust & HKT Ltd. (Communication Services)	255,143
502,490	Hong Kong & China Gas Co. Ltd. (Utilities)	462,153
55,806	Hong Kong Exchanges & Clearing Ltd. (Financials)	3,026,892
46,874	Hongkong Land Holdings Ltd. (Real Estate)	382,023
37,504	Kingboard Laminates Holdings Ltd. (Information Technology)	221,887
120,119	Link REIT (Real Estate)	593,294
71,021	MTR Corp. Ltd. (Industrials)	292,988
61,874	Power Assets Holdings Ltd. (Utilities)	475,146
111,567	Prudential PLC (Financials)	1,539,853
167,804	Sino Land Co. Ltd. (Real Estate)	221,333
61,484	Sun Hung Kai Properties Ltd. (Real Estate)	911,362
18,579	Swire Pacific Ltd., Class A (Industrials)	252,403
30,003	Swire Pacific Ltd., Class B (Industrials)	58,404
47,729	Swire Properties Ltd. (Real Estate)	146,000
62,800	Techtronic Industries Co. Ltd. (Industrials)	1,085,479

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – (continued)
344,460	WH Group Ltd. (Consumer Staples)(b)	$325,816
79,812	Wharf Real Estate Investment Co. Ltd. (Real Estate)	314,186
18,734	Zijin Gold International Co. Ltd. (Materials)	363,243

		18,398,320

Indonesia – 0.1%
8,223	Jardine Matheson Holdings Ltd. (Industrials)	484,417

Ireland – 0.3%
94,865	AIB Group PLC (Financials)	1,208,291
43,841	Bank of Ireland Group PLC (Financials)	966,825
5,544	Kerry Group PLC, Class A (Consumer Staples)	540,953
6,959	Kingspan Group PLC (Industrials)	828,567

		3,544,636

Israel – 1.5%
5,581	Airport City Ltd. (Real Estate)*	100,310
21,321	Amot Investments Ltd. (Real Estate)	138,833
1,929	Azrieli Group Ltd. (Real Estate)	254,948
60,055	Bank Hapoalim BM (Financials)	1,547,577
69,181	Bank Leumi Le-Israel BM (Financials)	1,761,055
141,423	Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)	370,995
895	Big Shopping Centers Ltd. (Real Estate)	202,273
1,518	Camtek Ltd. (Information Technology)*	202,856
7,527	Cellebrite DI Ltd. (Information Technology)*	90,324
3,543	Check Point Software Technologies Ltd. (Information Technology)*	492,158
2,962	Clal Insurance Enterprises Holdings Ltd. (Financials)	260,852
4,205	Delek Group Ltd. (Energy)	118,319
3,535	Doral Group Renewable Energy Resources Ltd. (Utilities)*	77,239
1,233	Elbit Systems Ltd. (Industrials)	866,956
2,357	Electra Ltd. (Industrials)	92,542
11,772	Energix-Renewable Energies Ltd. (Utilities)	80,659
5,970	Enlight Renewable Energy Ltd. (Utilities)*	464,815
2,358	Etoro Group Ltd., Class A (Financials)*	75,409
299	Fattal Holdings 1998 Ltd. (Consumer Discretionary)*	71,066
36	FIBI Holdings Ltd. (Financials)	3,732

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Israel – (continued)
1,935	First International Bank Of Israel Ltd. (The) (Financials)	$151,818
5,267	Global-e Online Ltd. (Consumer Discretionary)*	196,722
4,997	Harel Insurance Investments & Financial Services Ltd. (Financials)	322,715
31,636	ICL Group Ltd. (Materials)	180,355
3,397	Israel Corp. Ltd. (Materials)	95,493
56,143	Israel Discount Bank Ltd., Class A (Financials)	640,511
1,090	Mega Or Holdings Ltd. (Real Estate)	163,405
1,204	Meitav Investment House Ltd. (Financials)	47,794
1,400	Melisron Ltd. (Real Estate)	190,543
819	Menora Mivtachim Holdings Ltd. (Financials)	141,028
21,787	Migdal Insurance & Financial Holdings Ltd. (Financials)*	146,882
36,568	Mivne Real Estate KD Ltd. (Real Estate)	156,994
6,828	Mizrahi Tefahot Bank Ltd. (Financials)	528,201
3,260	Next Vision Stabilized Systems Ltd. (Information Technology)	227,828
1,994	Nice Ltd. (Information Technology)*	217,376
1,470	Nova Ltd. (Information Technology)*	513,513
6,063	OPC Energy Ltd. (Utilities)*	201,018
423	Paz Retail And Energy Ltd. (Energy)	122,565
10,545	Phoenix Financial Ltd. (Financials)	660,612
2,948	Plus500 Ltd. (Financials)	150,843
6,439	Shapir Engineering and Industry Ltd. (Industrials)(a)	91,223
21,938	Shikun & Binui Ltd. (Industrials)*(a)	130,336
12,207	Shufersal Ltd. (Consumer Staples)	153,557
2,279	Strauss Group Ltd. (Consumer Staples)	85,527
3,155	Tel Aviv Stock Exchange Ltd. (Financials)	133,872
54,287	Teva Pharmaceutical Industries Ltd. (Health Care)*	1,939,501
5,055	Tower Semiconductor Ltd. (Information Technology)*	1,032,331
792	Wix.com Ltd. (Information Technology)*	69,894

		15,965,375

Italy – 3.3%
70,567	A2A SpA (Utilities)	191,975
9,199	Banca Mediolanum SpA (Financials)	256,988

Shares	Description	Value

Common Stocks – (continued)

Italy – (continued)
84,714	Banca Monte dei Paschi di Siena SpA (Financials)	$1,138,729
50,804	Banco BPM SpA (Financials)	948,945
65,243	BPER Banca SpA (Financials)	1,080,258
11,622	Davide Campari-Milano NV (Consumer Staples)	78,571
359,384	Enel SpA (Utilities)	3,932,897
83,749	Eni SpA (Energy)	2,267,178
5,719	Ferrari NV (Consumer Discretionary)	2,421,445
27,683	FinecoBank Banca Fineco SpA (Financials)	762,754
41,117	Generali (Financials)	2,128,732
666,027	Intesa Sanpaolo SpA (Financials)	5,252,361
18,533	Leonardo SpA (Industrials)	1,113,425
9,865	Moncler SpA (Consumer Discretionary)	539,843
20,678	Poste Italiane SpA (Financials)	667,504
28,997	PRADA SpA (Consumer Discretionary)	151,730
12,617	Prysmian SpA (Industrials)	1,761,641
5,005	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	305,516
21,948	Ryanair Holdings PLC ADR (Industrials)	1,215,261
92,915	Snam SpA (Utilities)	625,563
4,638	Technoprobe SpA (Information Technology)*	145,355
76,233	Telecom Italia SpA (Communication Services)*	693,896
63,684	Terna - Rete Elettrica Nazionale (Utilities)	720,816
64,982	UniCredit SpA (Financials)	6,351,151
14,947	Unipol Assicurazioni SpA (Financials)	489,968

		35,242,502

Japan – 26.0%
5,969	ABC-Mart, Inc. (Consumer Discretionary)(a)	101,573
17,234	Acom Co. Ltd. (Financials)	52,502
33,619	Advantest Corp. (Information Technology)	7,092,421
99,091	Aeon Co. Ltd. (Consumer Staples)	841,710
10,114	AGC, Inc. (Industrials)	363,343
11,763	Air Water, Inc. (Materials)	193,355
27,787	Aisin Corp. (Consumer Discretionary)	391,675
40,797	Ajinomoto Co., Inc. (Consumer Staples)	1,380,039
16,058	ALSOK Co. Ltd. (Industrials)	122,324
13,947	Amada Co. Ltd. (Industrials)	225,980
20,265	ANA Holdings, Inc. (Industrials)(a)	385,643
31,526	ARCHION Corp. (Industrials)*	54,486

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
77,154	Asahi Group Holdings Ltd. (Consumer Staples)	$809,732
12,079	Asahi Intecc Co. Ltd. (Health Care)	285,155
57,129	Asahi Kasei Corp. (Materials)	588,122
30,198	Asics Corp. (Consumer Discretionary)	850,941
77,050	Astellas Pharma, Inc. (Health Care)	1,144,207
21,181	Azbil Corp. (Information Technology)	202,798
28,705	Bandai Namco Holdings, Inc. (Consumer Discretionary)	1,028,164
6,922	BayCurrent, Inc. (Industrials)	355,083
50,501	Bridgestone Corp. (Consumer Discretionary)	1,310,790
11,395	Brother Industries Ltd. (Information Technology)	350,067
41,363	Canon, Inc. (Information Technology)	1,210,883
13,932	Capcom Co. Ltd. (Communication Services)	372,520
36,739	Central Japan Railway Co. (Industrials)	914,708
29,015	Chiba Bank Ltd. (The) (Financials)	512,366
30,002	Chubu Electric Power Co., Inc. (Utilities)	539,846
27,367	Chugai Pharmaceutical Co. Ltd. (Health Care)	1,184,684
6,368	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	156,832
1,695	Cosmos Pharmaceutical Corp. (Consumer Staples)	69,023
23,166	CyberAgent, Inc. (Communication Services)	196,562
19,722	Dai Nippon Printing Co. Ltd. (Industrials)	382,967
15,506	Daifuku Co. Ltd. (Industrials)	563,554
161,457	Daiichi Life Group, Inc. (Financials)	1,858,785
72,204	Daiichi Sankyo Co. Ltd. (Health Care)	1,287,686
11,959	Daikin Industries Ltd. (Industrials)	1,584,224
13,600	Daito Trust Construction Co. Ltd. (Real Estate)	283,591
23,774	Daiwa House Industry Co. Ltd. (Real Estate)	696,718
134	Daiwa House REIT Investment Corp. REIT (Real Estate)	98,007
60,571	Daiwa Securities Group, Inc. (Financials)	699,224
68,304	Denso Corp. (Consumer Discretionary)	827,629
7,301	Dentsu Group, Inc. (Communication Services)*	169,341

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
4,125	Disco Corp. (Information Technology)	$1,501,268
50,183	East Japan Railway Co. (Industrials)	1,125,303
20,964	Ebara Corp. (Industrials)	614,499
8,359	Eisai Co. Ltd. (Health Care)	248,108
8,971	Electric Power Development Co. Ltd. (Utilities)	229,984
121,901	ENEOS Holdings, Inc. (Energy)	1,022,107
42,251	FANUC Corp. (Industrials)	1,601,990
8,232	Fast Retailing Co. Ltd. (Consumer Discretionary)	3,734,672
10,812	Food & Life Cos. Ltd. (Consumer Discretionary)	398,438
6,655	Fuji Electric Co. Ltd. (Industrials)	577,174
5,028	Fuji Media Holdings, Inc. (Communication Services)(a)	132,174
53,830	FUJIFILM Holdings Corp. (Information Technology)	1,142,701
80,622	Fujikura Ltd. (Industrials)	2,778,694
79,628	Fujitsu Ltd. (Information Technology)	1,929,182
8,310	Fukuoka Financial Group, Inc. (Financials)	410,101
31,010	Furukawa Electric Co. Ltd. (Industrials)	780,614
123	GLP J REIT (Real Estate)	103,132
1,997	GMO Payment Gateway, Inc. (Financials)	118,098
18,702	Hachijuni Nagano Bank Ltd. (Financials)	318,248
12,653	Hamamatsu Photonics KK (Information Technology)	187,939
12,813	Hankyu Hanshin Holdings, Inc. (Industrials)	377,181
13,457	Haseko Corp. (Consumer Discretionary)	244,205
663	Hikari Tsushin, Inc. (Industrials)	168,018
1,528	Hirose Electric Co. Ltd. (Information Technology)	248,152
6,886	Hitachi Construction Machinery Co. Ltd. (Industrials)	247,291
205,077	Hitachi Ltd. (Industrials)	6,983,367
185,074	Honda Motor Co. Ltd. (Consumer Discretionary)	1,981,756
5,776	Hoshizaki Corp. (Industrials)	206,055
15,717	Hoya Corp. (Health Care)	2,421,104
25,851	Hulic Co. Ltd. (Real Estate)	288,870
11,279	Ibiden Co. Ltd. (Information Technology)	1,444,704
32,376	Idemitsu Kosan Co. Ltd. (Energy)	287,886
44,640	IHI Corp. (Industrials)	749,707
12,621	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	187,701
36,431	Inpex Corp. (Energy)	902,705

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
15,369	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary)	$338,186
30,869	Isuzu Motors Ltd. (Consumer Discretionary)	442,076
287,333	ITOCHU Corp. (Industrials)	3,792,842
13,028	J Front Retailing Co. Ltd. (Consumer Discretionary)(a)	240,866
21,694	Japan Airlines Co. Ltd. (Industrials)	409,170
47,954	Japan Exchange Group, Inc. (Financials)	675,641
354	Japan Metropolitan Fund Invest REIT (Real Estate)	250,268
78,866	Japan Post Bank Co. Ltd. (Financials)	1,681,573
79,872	Japan Post Holdings Co. Ltd. (Financials)	1,243,631
24,865	Japan Post Insurance Co. Ltd. (Financials)	263,917
410	Japan Real Estate Investment Corp. REIT (Real Estate)	302,182
50,884	Japan Tobacco, Inc. (Consumer Staples)	2,209,716
24,379	JFE Holdings, Inc. (Materials)(a)	281,963
26,022	JX Advanced Metals Corp. (Materials)	614,640
18,812	Kajima Corp. (Industrials)	569,914
4,674	Kandenko Co. Ltd. (Industrials)	160,712
43,828	Kansai Electric Power Co., Inc. (The) (Utilities)(a)	771,337
35,964	Kao Corp. (Consumer Staples)	819,969
37,691	Kawasaki Heavy Industries Ltd. (Industrials)	609,164
18,430	Kawasaki Kisen Kaisha Ltd. (Industrials)(a)	384,307
140,170	KDDI Corp. (Communication Services)	2,597,659
7,792	Keisei Electric Railway Co. Ltd. (Industrials)	66,554
5,722	Kewpie Corp. (Consumer Staples)	170,841
8,547	Keyence Corp. (Information Technology)	4,477,548
31,820	Kikkoman Corp. (Consumer Staples)	365,633
5,803	Kinden Corp. (Industrials)	254,802
3,982	Kintetsu Group Holdings Co. Ltd. (Industrials)	87,048
17,726	Kioxia Holdings Corp. (Information Technology)*	5,548,845
37,013	Kirin Holdings Co. Ltd. (Consumer Staples)	707,835
4,212	Kobe Bussan Co. Ltd. (Consumer Staples)	74,484
13,737	Koei Tecmo Holdings Co. Ltd. (Communication Services)	146,794
9,412	Koito Manufacturing Co. Ltd. (Consumer Discretionary)	159,455

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
9,210	Kokusai Electric Corp. (Information Technology)	$506,768
40,954	Komatsu Ltd. (Industrials)	1,907,485
4,734	Konami Group Corp. (Communication Services)	655,281
43,293	Kubota Corp. (Industrials)	794,995
21,824	Kuraray Co. Ltd. (Materials)	252,617
5,096	Kurita Water Industries Ltd. (Industrials)	257,999
58,747	Kyocera Corp. (Information Technology)	1,345,301
13,496	Kyoto Financial Group, Inc. (Financials)	421,626
7,069	Kyowa Kirin Co. Ltd. (Health Care)	116,330
20,952	Kyushu Electric Power Co., Inc. (Utilities)	265,943
9,836	Kyushu Railway Co. (Industrials)	222,903
3,652	Lasertec Corp. (Information Technology)	769,299
12,617	Lixil Corp. (Industrials)	139,921
87,858	LY Corp. (Communication Services)	305,890
9,726	M3, Inc. (Health Care)	111,697
11,064	Makita Corp. (Industrials)	367,126
67,236	Marubeni Corp. (Industrials)	2,074,824
8,067	Marui Group Co. Ltd. (Financials)	147,428
16,124	MatsukiyoCocokara & Co. (Consumer Staples)	263,626
19,970	Mazda Motor Corp. (Consumer Discretionary)(a)	154,063
3,864	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	195,505
42,763	Mebuki Financial Group, Inc. (Financials)	457,233
8,336	Medipal Holdings Corp. (Health Care)	150,961
7,350	MEIJI Holdings Co. Ltd. (Consumer Staples)	206,699
15,456	MINEBEA MITSUMI, Inc. (Industrials)	327,132
12,902	MISUMI Group, Inc. (Industrials)	303,776
65,828	Mitsubishi Chemical Group Corp. (Materials)	497,126
148,261	Mitsubishi Corp. (Industrials)	4,460,038
88,742	Mitsubishi Electric Corp. (Industrials)	3,103,567
48,500	Mitsubishi Estate Co. Ltd. (Real Estate)	1,152,556
8,218	Mitsubishi Gas Chemical Co., Inc. (Materials)	204,504
37,764	Mitsubishi HC Capital, Inc. (Financials)	329,647
143,660	Mitsubishi Heavy Industries Ltd. (Industrials)	3,498,505

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
529,608	Mitsubishi UFJ Financial Group, Inc. (Financials)	$12,204,248
107,114	Mitsui & Co. Ltd. (Industrials)	3,359,742
22,757	Mitsui Chemicals, Inc. (Materials)	311,654
114,662	Mitsui Fudosan Co. Ltd. (Real Estate)	1,093,164
2,498	Mitsui Kinzoku Co. Ltd. (Materials)	459,024
16,394	Mitsui OSK Lines Ltd. (Industrials)(a)	719,223
115,328	Mizuho Financial Group, Inc. (Financials)	6,227,329
8,226	MonotaRO Co. Ltd. (Industrials)	99,261
60,197	MS&AD Insurance Group Holdings, Inc. (Financials)	1,925,083
75,921	Murata Manufacturing Co. Ltd. (Information Technology)	3,418,691
58,775	NEC Corp. (Information Technology)	1,806,367
18,655	Nexon Co. Ltd. (Communication Services)	370,308
10,788	NGK Corp. (Industrials)	359,589
4,399	NH Foods Ltd. (Consumer Staples)	173,624
11,508	Nichirei Corp. (Consumer Staples)	155,330
35,462	NIDEC Corp. (Industrials)*	573,139
12,160	Nikon Corp. (Consumer Discretionary)	146,922
50,918	Nintendo Co. Ltd. (Communication Services)	2,883,637
475	Nippon Building Fund, Inc. REIT (Real Estate)	375,669
11,230	NIPPON EXPRESS HOLDINGS, Inc. (Industrials)	405,966
27,595	Nippon Paint Holdings Co. Ltd. (Materials)	208,827
301	Nippon Prologis REIT, Inc. REIT (Real Estate)	164,358
9,434	Nippon Sanso Holdings Corp. (Materials)	335,547
250,850	Nippon Steel Corp. (Materials)(a)	1,052,126
9,165	Nippon Television Holdings, Inc. (Communication Services)	174,468
18,677	Nippon Yusen KK (Industrials)(a)	823,358
5,916	Nissan Chemical Corp. (Materials)	304,478
51,654	Nissan Motor Co. Ltd. (Consumer Discretionary)*(a)	106,255
11,615	Nisshin Seifun Group, Inc. (Consumer Staples)	148,920
2,321	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	43,464
7,222	Niterra Co. Ltd. (Consumer Discretionary)	377,573

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
11,318	Nitori Holdings Co. Ltd. (Consumer Discretionary)	$216,020
32,647	Nitto Denko Corp. (Materials)	717,970
138,977	Nomura Holdings, Inc. (Financials)(a)	1,423,319
30,791	Nomura Real Estate Holdings, Inc. (Real Estate)	179,662
126	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	115,984
18,350	Nomura Research Institute Ltd. (Information Technology)	607,971
2,407,906	NTT, Inc. (Communication Services)	2,600,982
29,361	Obayashi Corp. (Industrials)	550,191
17,092	Obic Co. Ltd. (Information Technology)	544,243
6,923	Odakyu Electric Railway Co. Ltd. (Industrials)	77,296
36,660	Oji Holdings Corp. (Materials)	202,750
43,799	Olympus Corp. (Health Care)	577,468
5,046	Omron Corp. (Information Technology)	210,473
11,292	Ono Pharmaceutical Co. Ltd. (Health Care)	173,274
3,975	Open House Group Co. Ltd. (Consumer Discretionary)	197,910
1,510	Oracle Corp. Japan (Information Technology)	89,081
45,368	Oriental Land Co. Ltd. (Consumer Discretionary)(a)	859,377
52,156	ORIX Corp. (Financials)	2,052,339
254	Orix JREIT, Inc. REIT (Real Estate)	154,918
14,887	Osaka Gas Co. Ltd. (Utilities)	536,676
11,975	Otsuka Corp. (Information Technology)	270,777
20,169	Otsuka Holdings Co. Ltd. (Health Care)	1,547,138
97,649	Pan Pacific International Holdings Corp. (Consumer Discretionary)	493,458
102,445	Panasonic Holdings Corp. (Consumer Discretionary)	2,885,486
3,738	PayPay Corp. ADR (Financials)*	56,556
105,284	Persol Holdings Co. Ltd. (Industrials)	198,576
4,066	Rakuten Bank Ltd. (Financials)*	163,282
47,642	Rakuten Group, Inc. (Consumer Discretionary)*	231,505
59,562	Recruit Holdings Co. Ltd. (Industrials)	6,793,712
75,149	Renesas Electronics Corp. (Information Technology)	1,596,202
101,155	Resona Holdings, Inc. (Financials)	1,602,568
8,128	Resonac Holdings Corp. (Materials)	806,463

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
25,665	Ricoh Co. Ltd. (Information Technology)	$272,810
6,857	Rinnai Corp. (Consumer Discretionary)	155,779
15,929	Rohm Co. Ltd. (Information Technology)	485,665
4,892	Rohto Pharmaceutical Co. Ltd. (Consumer Staples)	93,585
24,877	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	674,208
50,386	Sanrio Co. Ltd. (Consumer Discretionary)	405,909
10,049	Santen Pharmaceutical Co. Ltd. (Health Care)	118,018
7,373	Sanwa Holdings Corp. (Industrials)	167,918
27,259	SBI Holdings, Inc. (Financials)	565,680
8,457	SBI Shinsei Bank Ltd (Financials)	83,143
7,449	SCREEN Holdings Co. Ltd. (Information Technology)	634,374
19,226	Secom Co. Ltd. (Industrials)	781,464
11,608	Sega Sammy Holdings, Inc. (Consumer Discretionary)	225,480
13,575	Seibu Holdings, Inc. (Industrials)	291,740
12,472	Seiko Epson Corp. (Information Technology)	252,181
17,107	Sekisui Chemical Co. Ltd. (Industrials)	284,411
29,665	Sekisui House Ltd. (Consumer Discretionary)	640,130
108,217	Seven & i Holdings Co. Ltd. (Consumer Staples)	1,372,915
5,222	SG Holdings Co. Ltd. (Industrials)	49,459
10,810	Shimadzu Corp. (Information Technology)	277,738
7,867	Shimamura Co. Ltd. (Consumer Discretionary)	161,286
2,979	Shimano, Inc. (Consumer Discretionary)	372,060
24,599	Shimizu Corp. (Industrials)	367,841
76,738	Shin-Etsu Chemical Co. Ltd. (Materials)	2,894,223
33,241	Shionogi & Co. Ltd. (Health Care)	605,829
12,970	Shiseido Co. Ltd. (Consumer Staples)	302,616
20,836	Shizuoka Financial Group, Inc. (Financials)	481,187
2,563	SMC Corp. (Industrials)	1,134,849
1,299,143	SoftBank Corp. (Communication Services)	1,928,844
164,500	SoftBank Group Corp. (Communication Services)	5,356,461
10,137	Sojitz Corp. (Industrials)	355,727

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
41,694	Sompo Holdings, Inc. (Financials)	$1,788,434
306,960	Sony Financial Group, Inc. (Financials)	304,279
270,911	Sony Group Corp. (Consumer Discretionary)	6,812,853
13,997	Square Enix Holdings Co. Ltd. (Communication Services)	259,001
23,594	Subaru Corp. (Consumer Discretionary)	394,181
9,279	Sugi Holdings Co. Ltd. (Consumer Staples)	76,727
16,004	SUMCO Corp. (Information Technology)	340,735
80,287	Sumitomo Chemical Co. Ltd. (Materials)	287,675
196,879	Sumitomo Corp. (Industrials)	2,208,640
133,057	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	1,850,525
22,610	Sumitomo Forestry Co. Ltd. (Consumer Discretionary)	190,499
6,259	Sumitomo Heavy Industries Ltd. (Industrials)	225,794
11,059	Sumitomo Metal Mining Co. Ltd. (Materials)	769,722
176,905	Sumitomo Mitsui Financial Group, Inc. (Financials)	7,726,681
118,186	Sumitomo Mitsui Trust Group, Inc. (Financials)	1,315,110
7,078	Sumitomo Pharma Co. Ltd. (Health Care)*	68,876
34,277	Sumitomo Realty & Development Co. Ltd. (Real Estate)	713,894
12,349	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	173,603
7,599	Suntory Beverage & Food Ltd. (Consumer Staples)	214,701
73,148	Suzuki Motor Corp. (Consumer Discretionary)	1,020,073
11,722	Sysmex Corp. (Health Care)	144,089
24,511	T&D Holdings, Inc. (Financials)	749,013
6,150	Taisei Corp. (Industrials)	484,082
5,748	Taiyo Yuden Co. Ltd. (Information Technology)	330,565
72,881	Takeda Pharmaceutical Co. Ltd. (Health Care)	2,631,009
6,104	TBS Holdings, Inc. (Communication Services)	230,293
87,441	TDK Corp. (Information Technology)	1,685,359
62,120	Terumo Corp. (Health Care)	978,703
11,806	TISI, Inc. (Information Technology)	293,052
3,237	Tobu Railway Co. Ltd. (Industrials)	60,992
4,017	Toei Animation Co. Ltd. (Communication Services)	76,720

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
28,267	Toho Co. Ltd. (Communication Services)(a)	$279,493
14,429	Tohoku Electric Power Co., Inc. (Utilities)	120,170
81,706	Tokio Marine Holdings, Inc. (Financials)	3,943,193
7,485	Tokyo Century Corp. (Financials)	126,316
67,635	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	227,899
20,536	Tokyo Electron Ltd. (Information Technology)	7,257,909
13,080	Tokyo Gas Co. Ltd. (Utilities)	506,671
20,107	Tokyo Metro Co. Ltd. (Industrials)(a)	185,212
4,701	Tokyo Ohka Kogyo Co. Ltd. (Materials)	253,367
17,690	Tokyu Corp. (Industrials)	183,940
32,751	Tokyu Fudosan Holdings Corp. (Real Estate)	272,558
12,242	TOPPAN Holdings, Inc. (Industrials)	390,422
71,005	Toray Industries, Inc. (Materials)	572,460
17,612	Tosoh Corp. (Materials)	294,186
6,157	TOTO Ltd. (Industrials)	246,943
4,136	Toyo Suisan Kaisha Ltd. (Consumer Staples)	271,684
424,884	Toyota Motor Corp. (Consumer Discretionary)	8,396,843
30,431	Toyota Tsusho Corp. (Industrials)	1,424,985
6,006	Trend Micro, Inc. (Information Technology)	225,542
11,302	Tsuruha Holdings, Inc. (Consumer Staples)	163,414
35,576	Unicharm Corp. (Consumer Staples)	222,129
140	United Urban Investment Corp. REIT (Real Estate)	141,056
17,962	USS Co. Ltd. (Consumer Discretionary)	224,223
16,678	West Japan Railway Co. (Industrials)	314,876
5,721	Yakult Honsha Co. Ltd. (Consumer Staples)	101,509
22,364	Yamada Holdings Co. Ltd. (Consumer Discretionary)	100,382
9,700	Yamaha Corp. (Consumer Discretionary)	81,393
50,347	Yamaha Motor Co. Ltd. (Consumer Discretionary)	602,165
6,373	Yamato Holdings Co. Ltd. (Industrials)	77,859
7,740	Yamazaki Baking Co. Ltd. (Consumer Staples)	179,426
10,035	Yaskawa Electric Corp. (Industrials)(a)	300,368

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
10,851	Yokogawa Electric Corp. (Information Technology)	$347,352
50,873	Yokohama Financial Group, Inc. (Financials)	621,358
6,803	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	316,475
4,745	Zensho Holdings Co. Ltd. (Consumer Discretionary)	350,315
18,430	ZOZO, Inc. (Consumer Discretionary)	132,661

		279,317,466

Luxembourg – 0 2%
19,509	ArcelorMittal SA (Materials)	1,452,613
26,118	CVC Capital Partners PLC (Financials)(b)	439,001

		1,891,614

Macau – 0.0%
98,557	Galaxy Entertainment Group Ltd. (Consumer Discretionary)	429,465
37,075	MGM China Holdings Ltd. (Consumer Discretionary)	47,530
110,029	Sands China Ltd. (Consumer Discretionary)	197,200

		674,195

Mexico – 0.0%
9,306	Fresnillo PLC (Materials)	399,961

Netherlands – 4. 3%
26,260	ABN AMRO Bank NV (Financials)	1,272,307
1,192	Adyen NV (Financials)*(b)	1,450,260
2,043	ASM International NV (Information Technology)	1,917,506
17,605	ASML Holding NV (Information Technology)	29,689,282
4,869	EXOR NV (Financials)	413,724
5,690	Heineken Holding NV (Consumer Staples)	451,429
12,243	Heineken NV (Consumer Staples)	1,033,902
128,584	ING Groep NV (Financials)	4,553,339
38,424	Koninklijke Ahold Delhaize NV (Consumer Staples)	1,368,012
134,456	Koninklijke KPN NV (Communication Services)	645,353
34,924	Koninklijke Philips NV (Health Care)	929,407
9,718	Nebius Group NV (Information Technology)*	2,005,018
37,435	Universal Music Group NV (Communication Services)	637,048

		46,366,587

New Zealand – 0 .3%
38,698	a2 Milk Co. Ltd. (The) (Consumer Staples)(a)	187,484

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

New Zealand – (continued)
78,144	Auckland International Airport Ltd. (Industrials)	$409,101
37,198	Contact Energy Ltd. (Utilities)	192,539
27,582	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	724,436
41,598	Infratil Ltd. (Financials)	354,837
4,528	Mainfreight Ltd. (Industrials)	179,435
29,593	Mercury NZ Ltd. (Utilities)	117,289
78,313	Meridian Energy Ltd. (Utilities)	256,183
9,837	Spark New Zealand Ltd. (Communication Services)	12,453
5,496	Xero Ltd. (Information Technology)*	326,401

		2,760,158

Nigeria – 0.0%
26,485	Airtel Africa PLC (Communication Services)(b)	119,503

Norway – 0.8%
998	Aker ASA, Class A (Industrials)	168,013
13,925	Aker BP ASA (Energy)	532,449
33,449	AutoStore Holdings Ltd. (Industrials)*(b)	58,351
37,737	DNB Bank ASA (Financials)	1,287,553
271	DOF Group ASA (Energy)	3,855
33,231	Equinor ASA (Energy)	1,419,575
6,473	Frontline PLC (Energy)	284,894
8,216	Gjensidige Forsikring ASA (Financials)	249,039
3,230	Hoegh Autoliners ASA (Industrials)	59,386
16,734	Kongsberg Gruppen ASA (Industrials)	568,264
4,598	Kongsberg Maritime AS (Industrials)*	28,229
12,183	Leroy Seafood Group ASA (Consumer Staples)	59,133
21,903	Mowi ASA (Consumer Staples)	481,184
9,850	Nordic Semiconductor ASA (Information Technology)*	174,990
59,301	Norsk Hydro ASA (Materials)	595,572
31,791	Orkla ASA (Consumer Staples)	324,554
2,467	Protector Forsikring ASA (Financials)	126,073
3,545	Salmar ASA (Consumer Staples)	215,742
5,695	SpareBank 1 SMN (Financials)	129,011
9,477	SpareBank 1 Sor-Norge ASA (Financials)	227,052
6,619	Sparebanken Norge (Financials)	144,527
18,686	Storebrand ASA (Financials)	409,311
29,166	Telenor ASA (Communication Services)	427,682
5,869	TOMRA Systems ASA (Industrials)	67,920
40,493	Var Energi ASA (Energy)	215,120
7,433	Vend Marketplaces ASA, Class B (Communication Services)	205,748

Shares	Description	Value

Common Stocks – (continued)

Norway – (continued)
4,610	Wallenius Wilhelmsen ASA (Industrials)	$80,173

		8,543,400

Poland – 0.6%
49,098	Allegro.eu SA (Consumer Discretionary)*(b)	600,679
3,270	Asseco Poland SA (Information Technology)	210,161
28,028	Bank Millennium SA (Financials)*	152,543
7,995	Bank Polska Kasa Opieki SA (Financials)	555,654
1,733	BNPP Bank Polska SA (Financials)	70,007
574	Budimex SA (Industrials)	109,348
3,651	CD Projekt Red SA (Communication Services)*	229,556
21,758	Dino Polska SA (Consumer Staples)*(b)	209,990
1,788	Erste Bank Polska SA (Financials)	345,413
10,961	InPost SA (Industrials)*	198,242
6,186	KGHM Polska Miedz SA (Materials)	592,706
58	LPP SA (Consumer Discretionary)	324,223
588	mBank SA (Financials)*	214,977
30,297	Orange Polska SA (Communication Services)	111,256
26,403	ORLEN SA (Energy)	1,092,225
55,693	PGE Polska Grupa Energetyczna SA (Utilities)*	165,822
38,930	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)	1,190,022
25,785	Powszechny Zaklad Ubezpieczen SA (Financials)	513,203
19,371	Zabka Group SA (Consumer Staples)	164,090

		7,050,117

Portugal – 0.2%
404,167	Banco Comercial Portugues SA, Class R (Financials)	525,349
137,177	EDP SA (Utilities)	745,415
19,226	Galp Energia SGPS SA (Energy)	477,925
12,471	Jeronimo Martins SGPS SA (Consumer Staples)	260,754

		2,009,443

Russia – 0.0%
12,172	Evraz PLC (Materials)*(c)	0

Singapore – 1.9%0
192,767	CapitaLand Ascendas REIT (Real Estate)	371,303

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Singapore – (continued)
288,933	CapitaLand Integrated Commercial Trust REIT (Real Estate)	$538,363
69,540	CapitaLand Investment Ltd. (Real Estate)	144,881
25,188	City Developments Ltd. (Real Estate)	164,758
94,004	DBS Group Holdings Ltd. (Financials)	5,720,280
149,896	Genting Singapore Ltd. (Consumer Discretionary)	74,244
139,413	Grab Holdings Ltd., Class A (Industrials)*	493,522
3,281	Jardine Cycle & Carriage Ltd. (Industrials)	69,724
62,925	Keppel Ltd. (Industrials)	573,867
49,529	Mapletree Industrial Trust REIT (Real Estate)	75,543
49,178	Mapletree Logistics Trust REIT (Real Estate)	45,236
104,150	Mapletree Pan Asia Commercial Trust REIT (Real Estate)	103,990
150,278	Oversea-Chinese Banking Corp. Ltd. (Financials)	3,724,016
39,425	SATS Ltd. (Industrials)	121,503
13,950	Sea Ltd. ADR (Consumer Discretionary)*	1,583,046
166,009	Seatrium Ltd. (Industrials)	280,608
40,679	Sembcorp Industries Ltd. (Utilities)	189,331
60,071	Singapore Airlines Ltd. (Industrials)	320,675
37,103	Singapore Exchange Ltd. (Financials)	743,839
61,234	Singapore Technologies Engineering Ltd. (Industrials)	519,450
320,103	Singapore Telecommunications Ltd. (Communication Services)	1,142,551
30,002	STMicroelectronics NV (Information Technology)	1,499,088
58,338	United Overseas Bank Ltd. (Financials)	1,906,150
23,840	UOL Group Ltd. (Real Estate)	169,998

		20,575,966

South Africa – 0.2%
46,085	Anglo American PLC (Materials)	2,667,360

Spain – 3.5%
7,648	ACS Actividades de Construccion y Servicios SA (Industrials)	907,049
33,853	Aena SME SA (Industrials)(b)	1,038,931
19,046	Amadeus IT Group SA (Consumer Discretionary)	1,288,050
263,415	Banco Bilbao Vizcaya Argentaria SA (Financials)	7,658,756

Shares	Description	Value

Common Stocks – (continued)

Spain – (continued)
677,526	Banco Santander SA (Financials)	$9,966,754
159,219	CaixaBank SA (Financials)	2,433,928
22,719	Cellnex Telecom SA (Communication Services)*(b)	698,818
14,355	Endesa SA (Utilities)	702,008
288,069	Iberdrola SA (Utilities)	6,719,193
51,143	Industria de Diseno Textil SA (Consumer Discretionary)	3,445,649
11,497	Naturgy Energy Group SA (Utilities)	393,436
51,520	Repsol SA (Energy)	1,630,795
208,907	Telefonica SA (Communication Services)	885,975

		37,769,342

Sweden – 3.4%
7,955	AAK AB (Consumer Staples)	165,008
12,211	AddTech AB, Class B (Industrials)	430,681
12,809	Alfa Laval AB (Industrials)	767,827
45,423	Assa Abloy AB, Class B (Industrials)	1,692,071
116,258	Atlas Copco AB, Class A (Industrials)	2,497,591
69,348	Atlas Copco AB, Class B (Industrials)	1,290,209
5,371	Avanza Bank Holding AB (Financials)	225,563
6,169	Axfood AB (Consumer Staples)	157,427
22,385	Beijer Ref AB (Industrials)	323,558
11,466	Boliden AB (Materials)	675,125
18,379	Castellum AB (Real Estate)	251,566
28,187	Epiroc AB, Class A (Industrials)	777,804
17,110	Epiroc AB, Class B (Industrials)	401,480
24,723	EQT AB (Financials)	859,603
27,779	Essity AB, Class B (Consumer Staples)	813,187
4,609	Evolution AB (Consumer Discretionary)*(b)	400,197
44,081	Fastighets AB Balder, Class B (Real Estate)*(a)	241,991
13,800	Getinge AB, Class B (Health Care)	351,012
25,378	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)(a)	465,140
100,213	Hexagon AB, Class B (Information Technology)	1,045,616
5,325	Holmen AB, Class B (Materials)	181,926
4,469	Industrivarden AB, Class A (Financials)	253,303
8,133	Industrivarden AB, Class C (Financials)	456,315
14,234	Indutrade AB (Industrials)	374,669
6,101	Investment AB Latour, Class B (Industrials)	128,397
23,286	Investor AB, Class A (Financials)	993,229

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
81,289	Investor AB, Class B (Financials)	$3,502,017
2,043	L E Lundbergforetagen AB, Class B (Financials)	125,385
10,224	Lifco AB, Class B (Industrials)	338,422
43,378	Nibe Industrier AB, Class B (Industrials)	193,391
6,534	Nordnet AB publ (Financials)	245,990
14,442	Saab AB, Class B (Industrials)	953,221
4,941	Sagax AB, Class B (Real Estate)	85,279
35,618	Sagax AB, Class D (Real Estate)	123,507
48,253	Sandvik AB (Industrials)	1,934,367
6,060	Sectra AB, Class B (Health Care)	186,561
22,787	Securitas AB, Class B (Industrials)	361,212
69,436	Skandinaviska Enskilda Banken AB, Class A (Financials)	1,624,945
16,277	Skanska AB, Class B (Industrials)	462,395
17,400	SKF AB, Class B (Industrials)	504,458
9,992	SSAB AB, Class A (Materials)	107,590
26,544	SSAB AB, Class B (Materials)	287,754
20,945	Svenska Cellulosa AB SCA, Class B (Materials)(a)	249,665
64,434	Svenska Handelsbanken AB, Class A (Financials)	994,171
1,605	Svenska Handelsbanken AB, Class B (Financials)(a)	38,933
4,893	Sweco AB, Class B (Industrials)	65,622
39,719	Swedbank AB, Class A (Financials)	1,558,290
8,563	Swedish Orphan Biovitrum AB (Health Care)*	401,677
25,077	Tele2 AB, Class B (Communication Services)	444,455
137,342	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	1,385,322
102,273	Telia Co. AB (Communication Services)	465,454
9,485	Trelleborg AB, Class B (Industrials)	445,124
8,620	Volvo AB, Class A (Industrials)	311,219
68,545	Volvo AB, Class B (Industrials)	2,474,766
43,494	Volvo Car AB, Class B (Consumer Discretionary)*(a)	89,039

		36,180,726

Switzerland – 5.1%
72,517	ABB Ltd. (Industrials)	7,090,591
55	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	595,984
24,680	Cie Financiere Richemont SA (Consumer Discretionary)	5,869,499
7,983	DSM-Firmenich AG (Materials)	887,803
8,966	Galderma Group AG (Health Care)*	1,863,224

Shares	Description	Value

Common Stocks – (continued)

Switzerland – 5.1%
1,592	Geberit AG (Industrials)	$1,123,533
426	Givaudan SA (Materials)	1,730,468
2,109	Kuehne + Nagel International AG (Industrials)	563,305
3,417	Lonza Group AG (Health Care)	2,438,570
118,601	Nestle SA (Consumer Staples)	11,570,185
880	Partners Group Holding AG (Financials)	798,148
19,103	Sandoz Group AG (Health Care)	1,605,886
803	Schindler Holding AG (Industrials)	255,425
1,765	Schindler Holding AG Participation Certificates (Industrials)	574,534
7,677	SGS SA (Industrials)	881,389
6,645	Sika AG (Materials)	1,579,519
4,120	Straumann Holding AG (Health Care)	478,827
1,313	Swiss Life Holding AG (Financials)	1,493,467
1,041	Swisscom AG (Communication Services)	807,211
147,180	UBS Group AG (Financials)	8,066,255
6,989	Zurich Insurance Group AG (Financials)	5,126,161

		55,399,984

Taiwan – 0.0%
1,412	Silicon Motion Technology Corp. ADR (Information Technology)	348,538

United Kingdom – 10.6%
43,535	3i Group PLC (Financials)	1,669,221
10,757	Admiral Group PLC (Financials)	586,874
13,880	Associated British Foods PLC (Consumer Staples)	386,156
69,028	AstraZeneca PLC (Health Care)	11,202,509
141,041	Aviva PLC (Financials)	1,396,696
140,591	BAE Systems PLC (Industrials)	3,896,138
641,089	Barclays PLC (Financials)	4,316,827
96,313	British American Tobacco PLC (Consumer Staples)	5,391,699
292,809	BT Group PLC (Communication Services)	815,022
14,507	Bunzl PLC (Industrials)	549,147
191,282	Centrica PLC (Utilities)	403,015
122,320	CK Hutchison Holdings Ltd. (Industrials)	1,100,042
9,465	Coca-Cola Europacific Partners PLC (Consumer Staples)	1,025,329
79,559	Compass Group PLC (Consumer Discretionary)	2,438,483
98,727	Diageo PLC (Consumer Staples)	2,287,567
187,312	GSK PLC (Health Care)	4,707,107
17,815	Halma PLC (Information Technology)	877,258

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
803,683	HSBC Holdings PLC (Financials)	$16,653,966
13,120	ICG PLC (Financials)	359,676
30,777	Imperial Brands PLC (Consumer Staples)	1,054,453
59,447	Informa PLC (Communication Services)	726,513
79,657	International Consolidated Airlines Group SA ADR (Industrials)	924,818
7,612	Intertek Group PLC (Industrials)	603,225
79,698	J Sainsbury PLC (Consumer Staples)	360,470
87,501	Kingfisher PLC (Consumer Discretionary)	374,290
263,750	Legal & General Group PLC (Financials)	1,049,176
2,709,392	Lloyds Banking Group PLC (Financials)	4,038,899
19,750	London Stock Exchange Group PLC (Financials)	2,409,936
100,151	M&G PLC (Financials)	476,605
92,742	Marks & Spencer Group PLC (Consumer Staples)	496,420
51,511	Melrose Industries PLC (Industrials)	359,809
224,507	National Grid PLC (Utilities)	3,561,325
355,766	NatWest Group PLC (Financials)	3,277,071
5,210	Next PLC (Consumer Discretionary)	1,100,175
29,682	Pearson PLC (Consumer Discretionary)	496,396
28,138	Reckitt Benckiser Group PLC (Consumer Staples)	1,957,834
78,514	RELX PLC (Industrials)	2,844,326
95,258	Rentokil Initial PLC (Industrials)	446,475
393,165	Rolls-Royce Holdings PLC (Industrials)	8,156,783
48,130	Sage Group PLC (The) (Information Technology)	712,581
36,735	Schroders PLC (Financials)	290,863
56,871	Segro PLC REIT (Real Estate)	741,140
11,969	Severn Trent PLC (Utilities)	510,520
38,935	Smith & Nephew PLC (Health Care)	560,874
14,977	Smiths Group PLC (Industrials)	530,388
2,313	Spirax Group PLC (Industrials)	222,967
54,473	SSE PLC (Utilities)	1,808,698
85,416	Standard Chartered PLC (Financials)	2,521,120
33,939	Standard Life PLC (Financials)	432,537
298,786	Tesco PLC (Consumer Staples)	1,852,496
100,725	Unilever PLC (Consumer Staples)	6,522,250

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
30,937	United Utilities Group PLC (Utilities)	$600,225
21,982	Verisure PLC (Industrials)*	227,255
868,451	Vodafone Group PLC (Communication Services)	1,394,685
11,772	Weir PLC (Industrials)	454,236
31,231	Wise Group PLC, Class A (Financials)*	411,320

		114,571,886

United States – 6.9%
24,379	Alcon AG (Health Care)	1,766,983
124	AP Moller – Maersk A/S, Class A(Industrials)	401,175
205	AP Moller – Maersk A/S, Class B(Industrials)	686,168
662,915	BP PLC (Energy)	4,624,227
40,022	Experian PLC (Industrials)	1,651,731
21,997	Ferrovial NV (Industrials)(a)	1,287,807
417,952	Haleon PLC (Health Care)	2,086,441
3,106	ICON PLC (Health Care)*	512,459
6,528	InterContinental Hotels Group PLC (Consumer Discretionary)	1,061,779
1,145	Monday.com Ltd. (Information Technology)*	115,805
84,725	Novartis AG (Health Care)	12,925,557
1,319	Roche Holding AG (Health Care)	588,363
32,880	Roche Holding AG (Health Care)	14,357,403
49,097	Sanofi SA (Health Care)	4,380,560
25,341	Schneider Electric SE (Industrials)	8,671,882
260,394	Shell PLC (Energy)	11,807,503
7,244	Spotify Technology SA (Communication Services)*	3,937,983
72,943	Stellantis NV (Consumer Discretionary)*	402,936
12,136	Swiss Re AG (Financials)	2,111,164
14,126	Tenaris SA (Energy)	392,662

		73,770,588

TOTAL COMMON STOCKS (Cost $799,032,496)		1,066,671,803

Shares	Description	Rate	Value

Preferred Stocks – 0.1%

Germany – 0.1%
3,000	Dr. Ing hc F Porsche AG (Consumer Discretionary)(a)	2.21%	158,245
8,756	Henkel AG & Co. KGaA (Consumer Staples)	2.72	773,401
1,114	Sartorius AG (Health Care)	0.29	322,470

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Rate	Value

Preferred Stocks – (continued)

Germany – (continued)
8,385	Volkswagen AG (Consumer Discretionary)	6.75%	$756,605

TOTAL PREFERRED STOCKS (Cost $2,567,694)			2,010,721

Shares	Dividend Rate	Value

Investment Company – 0.4%(d)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
3,817,798	3.574%(e)	3,817,798
(Cost $3,817,798)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $805,417,988)		1,072,500,322

Securities Lending Reinvestment Vehicle – 1.0%(d)

Goldman Sachs Financial Square Government Fund - Institutional Shares
10,546,057	3.585%(e)	10,546,057
(Cost $10,546,057)

TOTAL INVESTMENTS – 100.7% (Cost $815,964,045)		$1,083,046,379

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(7,644,252)

NET ASSETS – 100.0%		$1,075,402,127

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.
(e)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Financials	25.8%
Industrials	18.6
Information Technology	10.4
Health Care	9.7
Consumer Discretionary	8.3
Consumer Staples	6.3
Materials	6.2
Communication Services	4.2
Energy	3.7
Utilities	3.5
Real Estate	1.9
Investment Company	0.4
Securities Lending Reinvestment Vehicle	1.0
TOTAL INVESTMENTS	100.0%

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
MSCI EAFE E-Mini Index	29	09/18/26	$4,681,760	$71,166

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.6%

Communication Services – 15.4%
73,179	Alphabet, Inc., Class A	$24,833,294
59,717	Alphabet, Inc., Class C	20,029,679
4,022	AppLovin Corp., Class A*	1,255,105
3,884	AST SpaceMobile, Inc.*	229,544
1,915	EchoStar Corp., Class A*	165,533
835	Globalstar, Inc.*	68,094
466	Iridium Communications, Inc.	21,893
2,690	Live Nation Entertainment, Inc.*	483,904
140	Madison Square Garden Sports Corp.*	53,862
28,640	Meta Platforms, Inc., Class A	16,391,818
70,568	Netflix, Inc.*	5,719,536
510	NIQ Global Intelligence PLC*	9,721
2,246	Reddit, Inc., Class A*	331,981
10,651	ROBLOX Corp., Class A*	439,780
1,992	Roku, Inc.*	312,605
8,041	Space Exploration Technologies Corp., Class A*	1,155,411
2,653	Spotify Technology SA*	1,442,224
3,076	Take-Two Interactive Software, Inc.*	675,797
388	TKO Group Holdings, Inc.	70,853
1,973	Trade Desk, Inc. (The), Class A*	27,069

		73,717,703

Consumer Discretionary – 9.2%
6,938	Airbnb, Inc., Class A*	1,271,180
13,593	Amazon.com, Inc.*	3,531,054
453	Amer Sports, Inc. (Finland)*	13,839
33	AutoZone, Inc.*	98,711
12,981	Booking Holdings, Inc.	2,584,387
1,050	Burlington Stores, Inc.*	272,748
11,628	Carvana Co.*	854,193
1,621	Cava Group, Inc.*	106,581
3,771	Chewy, Inc., Class A*	89,750
21,409	Chipotle Mexican Grill, Inc.*	814,184
449	Choice Hotels International, Inc.	46,409
163	Churchill Downs, Inc.	14,259
20,157	Coupang, Inc. (South Korea)*	323,721
1,928	Darden Restaurants, Inc.	413,093
177	Deckers Outdoor Corp.*	15,413
23	Domino’s Pizza, Inc.	7,867
6,284	DoorDash, Inc., Class A*	1,456,254
7,218	DraftKings, Inc., Class A*	175,325
1,895	Dutch Bros, Inc., Class A*	92,590
1,570	eBay, Inc.	162,589
748	Etsy, Inc.*	60,835
1,909	Expedia Group, Inc.	605,382
347	Five Below, Inc.*	85,654
170	Grand Canyon Education, Inc.*	25,182
466	H&R Block, Inc.	24,069
569	Hasbro, Inc.	53,543
3,740	Hilton Worldwide Holdings, Inc.	1,182,887
12,382	Home Depot, Inc. (The)	4,059,191
600	Hyatt Hotels Corp., Class A	100,182
4,460	Las Vegas Sands Corp.	195,393
2,739	Marriott International, Inc., Class A	936,081
272	Murphy USA, Inc.	140,186

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
16	NVR, Inc.*	$101,044
3,662	On Holding AG, Class A (Switzerland)*	104,367
1,278	Planet Fitness, Inc., Class A*	65,945
388	Ralph Lauren Corp.	134,597
3,174	Restaurant Brands International, Inc. (Canada)	247,191
1,907	Rivian Automotive, Inc., Class A*	30,626
4,614	Ross Stores, Inc.	1,054,484
2,393	Royal Caribbean Cruises Ltd.	643,095
196	SharkNinja, Inc.*	37,728
547	Somnigroup International, Inc.	35,418
10,516	Starbucks Corp.	1,117,325
3,403	Tapestry, Inc.	419,896
49,136	Tesla, Inc.*	18,079,591
335	Texas Roadhouse, Inc.	65,526
8,465	TJX Cos., Inc. (The)	1,133,548
446	Travel + Leisure Co.	30,667
153	Ulta Beauty, Inc.*	82,176
458	Vail Resorts, Inc.	62,705
1,846	Valvoline, Inc.*	59,183
2,865	Viking Holdings Ltd.*	246,791
247	Williams-Sonoma, Inc.	56,378
437	Wingstop, Inc.	47,843
1,080	Wyndham Hotels & Resorts, Inc.	79,553
1,040	Wynn Resorts Ltd.	94,931
1,333	Yum! Brands, Inc.	204,362

		44,047,702

Consumer Staples – 1.4%
550	Casey’s General Stores, Inc.	413,715
2,753	Celsius Holdings, Inc.*	86,582
7,479	Coca-Cola Co. (The)	663,163
166	Coca-Cola Consolidated, Inc.	32,465
5,744	Colgate-Palmolive Co.	515,926
3,257	Costco Wholesale Corp.	3,074,250
714	Estee Lauder Cos., Inc. (The), Class A	73,042
249	Hershey Co. (The)	43,876
1,717	Kimberly-Clark Corp.	185,350
1,154	Maplebear, Inc.*	58,300
10,728	Monster Beverage Corp.*	492,630
2,714	PepsiCo, Inc.	380,883
3,679	Sysco Corp.	298,293
6,317	Walmart, Inc.	662,464

		6,980,939

Energy – 0.6%
232	Cheniere Energy, Inc.	67,672
2,520	Marathon Petroleum Corp.	940,766
1,565	Permian Resources Corp., Class A	36,449
400	Phillips 66	98,632
3,570	Targa Resources Corp.	1,048,330
2,526	TechnipFMC PLC (United Kingdom)	197,407
990	Texas Pacific Land Corp.	370,597

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
575	Valero Energy Corp.	$206,379

		2,966,232

Financials – 5.8%
4,534	Affirm Holdings, Inc.*	337,556
695	Ally Financial, Inc.	29,336
2,590	American Express Co.	855,140
125	Ameriprise Financial, Inc.	69,139
3,308	Ares Management Corp., Class A	473,606
7,577	Bank of America Corp.	469,319
692	Bank of New York Mellon Corp. (The)	111,606
9,867	Blackstone, Inc.	1,413,349
5,722	Brookfield Asset Management Ltd., Class A(a)	294,683
123	Bullish (Cayman Islands)*	4,186
1,984	Charles Schwab Corp. (The)	217,883
4,428	Citigroup, Inc.	582,813
385	Corpay, Inc.*	155,656
9	Credit Acceptance Corp.*	5,398
2,429	Equitable Holdings, Inc.	121,766
1,055	Figure Technology Solutions, Inc., Class A*	38,708
322	Freedom Holding Corp. (Kazakhstan)*(a)	56,353
2,807	Interactive Brokers Group, Inc., Class A	273,093
2,427	KKR & Co., Inc.	266,291
378	Lazard, Inc.	16,341
459	LPL Financial Holdings, Inc.	169,892
13,584	Mastercard, Inc., Class A	8,005,187
1,163	Moody’s Corp.	586,896
19	Morningstar, Inc.	4,160
55	MSCI, Inc.	31,385
152	Northern Trust Corp.	28,205
58,146	NU Holdings Ltd., Class A (Brazil)*	846,024
143	Pinnacle Financial Partners, Inc.	14,296
136	Popular, Inc. (Puerto Rico)	22,874
10,670	Robinhood Markets, Inc., Class A*	1,118,323
268	Ryan Specialty Holdings, Inc.	11,304
339	Shift4 Payments, Inc., Class A*	14,333
2,419	SoFi Technologies, Inc.*	43,252
7,710	Toast, Inc., Class A*	262,834
189	Tradeweb Markets, Inc., Class A	20,355
429	UWM Holdings Corp.(a)	622
27,773	Visa, Inc., Class A	10,536,243
310	Western Alliance Bancorp	24,220
44	WEX, Inc.*	8,386

	27,541,013

Health Care – 6.5%
2,373	AbbVie, Inc.	608,485
2,238	Alnylam Pharmaceuticals, Inc.*	538,664
6,404	Amgen, Inc.	2,752,951
1,379	Arrowhead Pharmaceuticals, Inc.*	113,616

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
758	Ascendis Pharma A/S (Denmark)*	$199,384
699	Axsome Therapeutics, Inc.*	138,765
2,583	Bridgebio Pharma, Inc.*	197,832
1,806	Cardinal Health, Inc.	423,724
1,794	Caris Life Sciences, Inc.*	45,729
3,132	Cencora, Inc.	1,013,515
637	Centene Corp.*	40,985
1,536	Corcept Therapeutics, Inc.*	174,106
26	DaVita, Inc.*	4,576
6,431	Dexcom, Inc.*	585,607
13,427	Eli Lilly & Co.	15,531,414
1,027	Exelixis, Inc.*	56,115
1,831	Guardant Health, Inc.*	291,166
1,897	Halozyme Therapeutics, Inc.*	202,012
1,115	IDEXX Laboratories, Inc.*	620,709
3,605	Insmed, Inc.*	439,161
1,121	Insulet Corp.*	166,648
5,907	Intuitive Surgical, Inc.*	2,226,112
2,514	Ionis Pharmaceuticals, Inc.*	151,745
289	Madrigal Pharmaceuticals, Inc.*	156,069
1,933	McKesson Corp.	1,711,324
377	Medpace Holdings, Inc.*	223,934
2,289	Natera, Inc.*	736,966
1,382	Neurocrine Biosciences, Inc.*	212,869
612	Penumbra, Inc.*	197,737
3,212	Revolution Medicines, Inc.*	660,291
2,468	Summit Therapeutics, Inc.*	33,614
1,737	Tempus AI, Inc., Class A*	109,518
174	Viking Therapeutics, Inc.*	5,704
5,572	Zoetis, Inc.	429,601

		31,000,648

Industrials – 9.0%
1,176	3M Co.	202,072
1,105	AAON, Inc.	83,947
442	Alaska Air Group, Inc.*	18,268
191	Allison Transmission Holdings, Inc.	24,011
10,557	American Airlines Group, Inc.*	141,780
175	Armstrong World Industries, Inc.	30,201
2,277	ATI, Inc.*	464,963
2,468	Automatic Data Processing, Inc.	706,243
135	Avis Budget Group, Inc.*	19,911
1,295	Axon Enterprise, Inc.*	733,695
4,517	Bloom Energy Corp., Class A*	931,857
8,254	Boeing Co. (The)*	1,715,016
433	Booz Allen Hamilton Holding Corp.	32,756
1,405	BWX Technologies, Inc.	213,967
1,753	C.H. Robinson Worldwide, Inc.	262,354
61	Carlisle Cos., Inc.	21,141
814	Carpenter Technology Corp.	387,806
7,642	Caterpillar, Inc.	6,094,266
5,717	Cintas Corp.	1,153,633
153	Clean Harbors, Inc.*	48,233
585	Comfort Systems USA, Inc.	904,188
1,046	Cummins, Inc.	590,362
303	Curtiss-Wright Corp.	176,507

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
654	Delta Air Lines, Inc.	$51,012
188	Dycom Industries, Inc.*	54,747
1,009	Eaton Corp. PLC	405,497
739	EMCOR Group, Inc.	542,825
710	Everus Construction Group, Inc.*	81,742
374	ExlService Holdings, Inc.*	14,242
15,747	Fastenal Co.	776,485
155	Ferguson Enterprises, Inc. Forgent Power Solutions, Inc.,	34,799
2,716	Class A*	82,947
1,646	FTAI Aviation Ltd.	312,905
4,516	GE Vernova, Inc.	4,057,761
17,373	General Electric Co.	5,832,290
691	HEICO Corp.	228,825
1,224	HEICO Corp., Class A	298,864
207	Hexcel Corp.	19,183
6,677	Howmet Aerospace, Inc.	1,635,531
282	IES Holdings, Inc.*	85,446
1,408	Illinois Tool Works, Inc. Johnson Controls International	387,721
630	PLC	87,091
1,116	Karman Holdings, Inc.*	46,258
175	Landstar System, Inc.	31,610
149	Lennox International, Inc.	57,013
199	Lincoln Electric Holdings, Inc.	55,965
3,407	Lockheed Martin Corp.	1,912,111
1,342	Lyft, Inc., Class A*	22,680
1,003	MasTec, Inc.*	240,499
842	Modine Manufacturing Co.*	150,238
1,057	nVent Electric PLC	159,343
623	Old Dominion Freight Line, Inc.	124,575
45	Paylocity Holding Corp.*	7,210
4,518	Planet Labs PBC*	89,682
464	Powell Industries, Inc.	83,395
2,507	Quanta Services, Inc.	1,521,975
93	RBC Bearings, Inc.*	45,966
9,005	Rocket Lab Corp.*	575,600
1,552	Rockwell Automation, Inc.	658,715
4,812	Rollins, Inc.	173,569
622	Solv Energy, Inc., Class A*	15,873
677	Southwest Airlines Co.	26,085
483	Sterling Infrastructure, Inc.*	227,044
3,705	Trane Technologies PLC	1,646,502
469	TransDigm Group, Inc.	549,546
3,127	Uber Technologies, Inc.*	236,557
40	U-Haul Holding Co.*	2,694
89	U-Haul Holding Co.	5,311
430	UL Solutions, Inc., Class A	32,044
655	Union Pacific Corp.	196,939
308	United Airlines Holdings, Inc.*	33,261
237	United Rentals, Inc.	246,006
6,432	Vertiv Holdings Co., Class A	1,664,087
401	Vicor Corp.*	75,260
622	W.W. Grainger, Inc.	814,503
1,687	Waste Management, Inc.	369,318
963	Woodward, Inc.	327,247

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
1,912	XPO, Inc.*	$370,909

		42,742,680

Information Technology – 50.6%
4,719	Adobe, Inc.*	1,381,676
578	Advanced Energy Industries, Inc.	160,025
27,358	Advanced Micro Devices, Inc.*	12,877,958
2,006	Allegro MicroSystems, Inc. (Japan)*	72,717
20,565	Amphenol Corp., Class A	3,260,581
561	Analog Devices, Inc.	203,161
374	Appfolio, Inc., Class A*	87,595
58,776	Apple, Inc.	18,623,176
13,336	Applied Materials, Inc.	6,113,089
1,251	Applied Optoelectronics, Inc.*	134,720
17,513	Arista Networks, Inc.*	3,427,119
2,574	Astera Labs, Inc.*	764,427
2,730	Atlassian Corp., Class A*	530,084
3,542	Autodesk, Inc.*	915,713
536	Bentley Systems, Inc., Class B	19,698
48,807	Broadcom, Inc.	18,075,184
4,620	Cadence Design Systems, Inc.*	1,565,164
2,370	Ciena Corp.*	907,236
5,298	Cloudflare, Inc., Class A*	1,616,473
594	Coherent Corp.*	165,031
5,850	CoreWeave, Inc., Class A*	496,606
13,258	Corning, Inc.	1,971,862
2,759	Credo Technology Group Holding Ltd.*	624,058
16,831	Crowdstrike Holdings, Inc., Class A*	3,887,961
5,512	Datadog, Inc., Class A*	1,306,564
575	Dell Technologies, Inc., Class C	262,206
1,310	DigitalOcean Holdings, Inc.*	145,004
192	Docusign, Inc.*	12,724
847	Dynatrace, Inc.*	46,238
749	Elastic NV*	73,065
343	Entegris, Inc.	46,404
4,358	Everpure, Inc., Class A*	405,076
579	Fabrinet (Thailand)*	239,086
310	Fair Isaac Corp.*	355,635
89	First Solar, Inc.*	17,969
1,257	FormFactor, Inc.*	126,467
10,161	Fortinet, Inc.*	1,736,820
1,052	Gartner, Inc.*	208,412
1,263	Gen Digital, Inc.	39,153
2,133	GoDaddy, Inc., Class A*	208,778
716	Guidewire Software, Inc.*	146,601
710	HubSpot, Inc.*	185,566
1,433	Intuit, Inc.	514,877
1,746	Jabil, Inc.	532,984
1,628	Keysight Technologies, Inc.*	525,356
21,935	KLA Corp.	3,848,496
325	Kyndryl Holdings, Inc.*	4,371
21,017	Lam Research Corp.	6,336,415
2,199	Lattice Semiconductor Corp.*	253,633
1,192	Lumentum Holdings, Inc.*	1,090,394
1,087	MACOM Technology Solutions Holdings, Inc.*	286,783

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
950	Manhattan Associates, Inc.*	$212,030
14,630	Marvell Technology, Inc.	3,096,586
8,902	Microchip Technology, Inc.	653,852
18,960	Micron Technology, Inc.	18,177,521
44,925	Microsoft Corp.	22,790,003
97	MKS, Inc.	24,855
1,190	MongoDB, Inc.*	539,510
797	Monolithic Power Systems, Inc.	1,010,413
1,055	Motorola Solutions, Inc.	511,991
1,129	NetApp, Inc.	209,192
287,883	NVIDIA Corp.	63,558,809
329	ON Semiconductor Corp.*	24,376
155	Onto Innovation, Inc.*	41,418
28,744	Oracle Corp.	4,286,305
37,349	Palantir Technologies, Inc., Class A*	6,961,107
13,524	Palo Alto Networks, Inc.*	5,167,926
627	Pegasystems, Inc.	23,080
1,974	Procore Technologies, Inc.*	123,809
1,738	Rambus, Inc.*	150,667
126	RingCentral, Inc., Class A	8,772
1,741	Rubrik, Inc., Class A*	161,983
5,561	Samsara, Inc., Class A*	227,167
2,439	Sandisk Corp.*	3,821,181
267	Sanmina Corp.*	52,524
1,505	Semtech Corp.*	200,105
3,556	SentinelOne, Inc., Class A*	78,588
17,211	ServiceNow, Inc.*	2,547,056
365	SiTime Corp.*	206,378
5,612	Snowflake, Inc.*	1,859,985
846	Super Micro Computer, Inc.*	31,539
2,630	Teradyne, Inc.	920,053
5,849	Terawulf, Inc.*	88,495
15,249	Texas Instruments, Inc.	3,978,617
1,422	TTM Technologies, Inc.*	169,104
350	Twilio, Inc., Class A*	82,470
64	Ubiquiti, Inc.(a)	37,761
3,739	Viavi Solutions, Inc.*	135,688
5,671	Western Digital Corp.	2,555,069
253	Workday, Inc., Class A*	49,955
1,692	Zscaler, Inc.*	318,748

		241,931,079

Materials – 0.3%
3,331	Almonty Industries, Inc. (Canada)*	59,292
7,665	Anglogold Ashanti PLC (Australia)	860,933
661	Aura Minerals, Inc.	55,246
989	Sherwin-Williams Co. (The)	335,083
2,574	Solstice Advanced Materials, Inc.	163,166
342	Southern Copper Corp. (Mexico)	71,434
177	Steel Dynamics, Inc.	41,174

		1,586,328

Shares	Description	Value

Common Stocks – (continued)

Real Estate – 0.5%
5,053	American Tower Corp. REIT	$887,812
445	CBRE Group, Inc., Class A*	64,886
1,127	CoStar Group, Inc.*	36,143
36	Jones Lang LaSalle, Inc.*	13,171
307	Lamar Advertising Co., Class A REIT	45,746
290	Public Storage REIT	89,027
5,364	Simon Property Group, Inc. REIT	1,138,885

		2,275,670

Utilities – 0.3%
342	Constellation Energy Corp.	93,971
3,422	NRG Energy, Inc.	376,831
515	Talen Energy Corp.*	152,316
5,661	Vistra Corp.	777,652

		1,400,770

TOTAL COMMON STOCKS (Cost $409,435,673)		476,190,764

Shares	Dividend Rate	Value

Investment Companies (Institutional Shares) - 0.3%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
1,248,760	3.574%(c)	1,248,760

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $410,684,433)		477,439,524

Securities Lending Reinvestment Vehicle – 0.1%(b)

Goldman Sachs Financial Square Government Fund – Institutional Shares
371,428	3.585%(c)	371,428
(Cost $371,428)

TOTAL INVESTMENTS – 100.0% (Cost $411,055,861)		$477,810,952

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(171,273)

NET ASSETS – 100.0%		$477,639,679

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Schedule of Investments (continued) August 31, 2026

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-MINI RUSS 1000 GSEP26	3	09/18/26	$742,695	$4,069

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.6%

Communication Services – 3.3%
198	AST SpaceMobile, Inc.*	$11,702
75,743	AT&T, Inc.	1,960,986
1,086	Charter Communications, Inc., Class A*	165,550
37,475	Comcast Corp., Class A	997,584
207	EchoStar Corp., Class A*	17,893
2,217	Fox Corp., Class A	149,315
1,540	Fox Corp., Class B	92,739
851	Iridium Communications, Inc.	39,980
1,896	Liberty Global Ltd., Class A (Belgium)*	20,382
2,414	Liberty Global Ltd., Class C (Belgium)*	25,323
217	Liberty Live Holdings, Inc., Class A*	21,587
541	Liberty Live Holdings, Inc., Class C*	56,004
203	Liberty Media Corp.-Liberty Formula One, Class A*	18,688
2,423	Liberty Media Corp.-Liberty Formula One, Class C*	242,179
88	Madison Square Garden Sports Corp.*	33,856
2,601	Match Group, Inc.	105,731
4,390	Meta Platforms, Inc., Class A	2,512,572
1,011	Millicom International Cellular SA (Guatemala)	94,791
1,718	New York Times Co. (The), Class A	115,570
4,149	News Corp., Class A	127,416
1,368	News Corp., Class B	47,073
367	Nexstar Media Group, Inc.	66,842
1,302	NIQ Global Intelligence PLC*	24,816
3,136	Omnicom Group, Inc.	274,494
706	People, Inc.*	27,026
5,608	Pinterest, Inc., Class A*	121,750
88	Roku, Inc.*	13,810
1,978	Sirius XM Holdings, Inc.	55,720
571	Space Exploration Technologies Corp., Class A*	82,047
421	TKO Group Holdings, Inc.	76,879
5,429	T-Mobile US, Inc.	979,609
3,833	Trade Desk, Inc. (The), Class A*	52,589
46,813	Verizon Communications, Inc.	2,341,586
1,245	Versant Media Group, Inc.	51,194
19,625	Walt Disney Co. (The)	2,110,669
25,867	Warner Bros Discovery, Inc.*	737,985

		13,873,937

Consumer Discretionary – 10.4%
3,650	ADT, Inc.	26,973
98,204	Amazon.com, Inc.*	25,510,453
1,736	Amer Sports, Inc. (Finland)*	53,035
2,372	Aptiv PLC*	106,171
2,922	Aramark	164,538
277	AutoNation, Inc.*	55,746
154	AutoZone, Inc.*	460,651
1,958	Bath & Body Works, Inc.	37,691
2,196	Best Buy Co., Inc.	176,009

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
659	Birkenstock Holding PLC (Germany)*	$23,006
2,291	BorgWarner, Inc.	146,991
574	Boyd Gaming Corp.	44,537
538	Bright Horizons Family Solutions, Inc.*	39,909
720	Brunswick Corp.	54,648
2,003	Caesars Entertainment, Inc.*	59,489
1,586	CarMax, Inc.*	97,269
14,263	Carnival Corp. Ltd.	340,743
635	Churchill Downs, Inc.	55,550
239	Columbia Sportswear Co.	13,719
543	Crocs, Inc.*	65,366
2,812	D.R. Horton, Inc.	406,503
1,447	Deckers Outdoor Corp.*	126,005
703	Dick’s Sporting Goods, Inc.	94,975
38	Dillard’s, Inc., Class A	23,787
215	Domino’s Pizza, Inc.	73,543
489	Duolingo, Inc.*	72,548
3,889	eBay, Inc.	402,745
530	Etsy, Inc.*	43,105
371	Five Below, Inc.*	91,578
1,478	Floor & Decor Holdings, Inc., Class A*	74,299
1,645	Flutter Entertainment PLC*	164,796
43,699	Ford Motor Co.	609,164
4,581	GameStop Corp., Class A*	84,199
2,483	Gap, Inc. (The)	55,396
1,825	Garmin Ltd.	518,501
10,080	General Motors Co.	870,106
1,921	Gentex Corp.	42,973
1,537	Genuine Parts Co.	208,525
214	Grand Canyon Education, Inc.*	31,700
1,140	H&R Block, Inc.	58,881
1,175	Hasbro, Inc.	110,567
2,844	Home Depot, Inc. (The)	932,349
29	Hyatt Hotels Corp., Class A	4,842
568	Lear Corp.	70,994
1,841	Lennar Corp., Class A	154,846
530	Lennar Corp., Class B	43,598
251	Lithia Motors, Inc.	92,197
1,583	LKQ Corp.	39,733
6,266	Lowe’s Cos., Inc.	1,282,650
1,281	Lululemon Athletica, Inc.*	154,053
2,940	Macy’s, Inc.	64,562
613	Marriott International, Inc., Class A	209,499
3,222	Mattel, Inc.*	48,169
7,769	McDonald’s Corp.	2,047,442
2,083	MGM Resorts International*	86,153
563	Mohawk Industries, Inc.*	72,205
12,069	NIKE, Inc., Class B	471,415
5,504	Norwegian Cruise Line Holdings Ltd.*	88,835
19	NVR, Inc.*	119,989
673	Ollie’s Bargain Outlet Holdings, Inc.*	50,758
9,275	O’Reilly Automotive, Inc.*	823,620
194	Penske Automotive Group, Inc.	42,018

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
486	Pool Corp.	$90,649
2,187	PulteGroup, Inc.	276,262
483	PVH Corp.	35,819
6,490	QuantumScape Corp.*	36,279
145	Ralph Lauren Corp.	50,301
1,572	Restaurant Brands International, Inc. (Canada)	122,427
7,654	Rivian Automotive, Inc., Class A*	122,923
450	Ross Stores, Inc.	102,843
1,215	Royal Caribbean Cruises Ltd.	326,519
1,498	Service Corp. International	122,297
800	SharkNinja, Inc.*	153,992
2,069	Somnigroup International, Inc.	133,968
5,742	Starbucks Corp.	610,088
500	Texas Roadhouse, Inc.	97,800
414	Thor Industries, Inc.	31,464
6,394	TJX Cos., Inc. (The)	856,221
1,139	Toll Brothers, Inc.	163,390
6,495	Tractor Supply Co.	226,675
467	Travel + Leisure Co.	32,111
385	Ulta Beauty, Inc.*	206,783
140	Vail Resorts, Inc.	19,167
157	Valvoline, Inc.*	5,033
3,920	VF Corp.	52,685
1,191	Wayfair, Inc., Class A*	118,231
135	Whirlpool Corp.	5,513
1,130	Williams-Sonoma, Inc.	257,922
102	Wyndham Hotels & Resorts, Inc.	7,513
120	Wynn Resorts Ltd.	10,954
901	YETI Holdings, Inc.*	36,986
2,161	Yum! Brands, Inc.	331,303

		43,240,435

Consumer Staples – 7.1%
1,995	Albertsons Cos., Inc., Class A	24,638
18,688	Altria Group, Inc.	1,279,754
5,366	Archer-Daniels-Midland Co.	436,202
1,466	BJ’s Wholesale Club Holdings, Inc.*	132,893
373	Brown-Forman Corp., Class A	10,161
1,504	Brown-Forman Corp., Class B	39,961
1,483	Bunge Global SA	172,339
735	Campbell’s Company (The)(a)	17,405
51	Casey’s General Stores, Inc.	38,363
2,655	Church & Dwight Co., Inc.	264,916
1,351	Clorox Co. (The)	131,966
37,903	Coca-Cola Co. (The)	3,360,859
562	Coca-Cola Consolidated, Inc.	109,910
5,063	Colgate-Palmolive Co.	454,759
3,923	Conagra Brands, Inc.	62,846
1,335	Constellation Brands, Inc., Class A	174,378
2,714	Costco Wholesale Corp.	2,561,717
1,813	Darling Ingredients, Inc.*	120,148
2,455	Dollar General Corp.	311,171
2,075	Dollar Tree, Inc.*	262,674
622	elf Beauty, Inc.*	67,829

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples – (continued)
2,069	Estee Lauder Cos., Inc. (The), Class A	$211,659
636	Freshpet, Inc.*	44,431
4,796	General Mills, Inc.	197,595
1,461	Hershey Co. (The)	257,443
3,237	Hormel Foods Corp.	70,728
696	Ingredion, Inc.	72,008
1,163	J M Smucker Co. (The)	152,539
5,275	JBS NV, Class A	70,896
21,194	Kenvue, Inc.	400,143
14,501	Keurig Dr Pepper, Inc.	462,002
2,504	Kimberly-Clark Corp.	270,307
9,559	Kraft Heinz Co. (The)	245,380
6,226	Kroger Co. (The)	358,244
819	Lamb Weston Holdings, Inc.	44,660
972	Maplebear, Inc.*	49,105
2,850	McCormick & Co., Inc.	154,527
1,708	Molson Coors Beverage Co., Class B	67,910
14,278	Mondelez International, Inc., Class A	886,235
8,020	Monster Beverage Corp.*	368,278
13,201	PepsiCo, Inc.	1,852,628
1,676	Performance Food Group Co.*	166,209
17,338	Philip Morris International, Inc.	3,247,407
636	Pilgrim’s Pride Corp.*	19,958
451	Post Holdings, Inc.*	37,595
2,725	Primo Brands Corp., Class A	62,185
25,538	Procter & Gamble Co. (The)	3,706,075
804	Reynolds Consumer Products, Inc.	18,613
3	Seaboard Corp.	11,731
614	Smithfield Foods, Inc.	13,453
1,139	Sprouts Farmers Market, Inc.*	93,444
2,809	Sysco Corp.	227,754
5,076	Target Corp.	816,627
3,081	Tyson Foods, Inc., Class A	169,886
2,447	US Foods Holding Corp.*	256,543
44,039	Walmart, Inc.	4,618,370

		29,737,457

Energy – 6.2%
3,683	Antero Midstream Corp.	82,573
3,320	Antero Resources Corp.*	127,754
3,936	APA Corp.	169,838
11,100	Baker Hughes Co.	705,405
2,177	Cheniere Energy, Inc.	635,009
20,571	Chevron Corp.	4,240,506
385	Chord Energy Corp.	56,637
13,169	ConocoPhillips	1,744,761
12,021	Devon Energy Corp.	583,139
2,064	Diamondback Energy, Inc.	413,791
1,142	DT Midstream, Inc.	149,625
5,983	EOG Resources, Inc.	867,296
6,740	EQT Corp.	365,173
2,544	Expand Energy Corp.	249,719
46,193	ExxonMobil Holdings Corp.	7,434,763
9,222	Halliburton Co.	339,831
1,728	HF Sinclair Corp.	175,582

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
21,743	Kinder Morgan, Inc.	$700,994
1,617	Marathon Petroleum Corp.	603,658
1,170	Matador Resources Co.	67,872
3,989	NOV, Inc.	84,926
7,622	Occidental Petroleum Corp.	458,692
7,046	ONEOK, Inc.	676,486
3,159	Ovintiv, Inc.	207,388
7,744	Permian Resources Corp., Class A	180,358
4,203	Phillips 66	1,036,376
2,612	Range Resources Corp.	107,928
16,533	SLB Ltd.	993,633
2,667	TechnipFMC PLC (United Kingdom)	208,426
2,908	Valero Energy Corp.	1,043,739
1,869	Viper Energy, Inc., Class A	83,713
791	Weatherford International PLC	77,336
13,408	Williams Cos., Inc. (The)	1,006,270

		25,879,197

Financials – 19.1%
287	Affiliated Managers Group, Inc.	105,671
5,093	Aflac, Inc.	590,024
13,369	AGNC Investment Corp. REIT	143,449
2,873	Allstate Corp. (The)	740,659
2,861	Ally Financial, Inc.	120,763
4,115	American Express Co.	1,358,650
740	American Financial Group, Inc.	105,487
5,951	American International Group, Inc.	454,418
924	Ameriprise Financial, Inc.	511,074
8,205	Annaly Capital Management, Inc. REIT	188,059
2,330	Aon PLC, Class A	749,142
4,688	Apollo Global Management, Inc.	640,287
3,727	Arch Capital Group Ltd.*	365,507
2,734	Arthur J Gallagher & Co.	716,718
556	Assurant, Inc.	156,714
465	Assured Guaranty Ltd.	34,736
823	Axis Capital Holdings Ltd.	81,296
67,994	Bank of America Corp.	4,211,548
7,194	Bank of New York Mellon Corp. (The)	1,160,248
1,142	Bank OZK	56,049
20,524	Berkshire Hathaway, Inc., Class B*	10,344,712
1,688	Blackrock, Inc.	1,950,670
1,743	Blackstone, Inc.	249,667
5,822	Block, Inc.*	477,520
10,073	Blue Owl Capital, Inc.	123,294
208	BOK Financial Corp.	28,305
580	Brighthouse Financial, Inc.*	30,752
282	Brookfield Asset Management Ltd., Class A(a)	14,523
2,655	Brown & Brown, Inc.	191,611
50	Bullish (Cayman Islands)*	1,702
6,964	Capital One Financial Corp.	1,493,848
2,813	Carlyle Group, Inc. (The)	136,121
1,162	Cboe Global Markets, Inc.	348,832

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
16,695	Charles Schwab Corp. (The)	$1,833,445
3,302	Chime Financial, Inc., Class A*	109,329
3,928	Chubb Ltd.	1,330,021
1,698	Cincinnati Financial Corp.	288,490
16,091	Citigroup, Inc.	2,117,897
4,719	Citizens Financial Group, Inc.	324,998
4,009	CME Group, Inc.	1,144,570
311	CNA Financial Corp.	15,105
2,272	Coinbase Global, Inc., Class A*	427,409
3,219	Columbia Banking System, Inc.	95,411
1,513	Commerce Bancshares, Inc.	87,315
2,750	Corebridge Financial, Inc.	89,485
446	Corpay, Inc.*	180,318
50	Credit Acceptance Corp.*	29,987
654	Cullen/Frost Bankers, Inc.	105,209
1,520	East West Bancorp, Inc.	192,827
1,445	Equitable Holdings, Inc.	72,438
374	Euronet Worldwide, Inc.*	25,997
405	Evercore, Inc., Class A	116,004
439	Everest Group Ltd.	164,471
350	FactSet Research Systems, Inc.	109,743
2,848	Fidelity National Financial, Inc.	132,290
4,689	Fidelity National Information Services, Inc.	191,171
10,112	Fifth Third Bancorp	543,722
938	Figure Technology Solutions, Inc., Class A*	34,415
1,095	First American Financial Corp.	80,942
95	First Citizens BancShares, Inc., Class A	205,618
1,357	First Hawaiian, Inc.	34,753
5,293	First Horizon Corp.	128,726
6,407	Fiserv, Inc.*	341,557
3,918	FNB Corp.	71,425
2,995	Franklin Templeton, Inc.	102,279
2,239	Galaxy Digital, Inc., Class A*	55,079
2,127	Global Payments, Inc.	193,663
887	Globe Life, Inc.	153,158
3,157	Goldman Sachs Group, Inc. (The)(b)	3,238,767
606	Hamilton Lane, Inc., Class A	65,945
373	Hanover Insurance Group, Inc. (The)	84,339
3,062	Hartford Insurance Group, Inc. (The)	420,658
616	Houlihan Lokey, Inc.	82,107
22,523	Huntington Bancshares, Inc.	375,796
2,908	Interactive Brokers Group, Inc., Class A	282,919
6,228	Intercontinental Exchange, Inc.	1,000,840
4,022	Invesco Ltd.	131,841
807	Jack Henry & Associates, Inc.	135,503
1,702	Jefferies Financial Group, Inc.	89,593
29,472	JPMorgan Chase & Co.	10,492,621
10,354	KeyCorp	223,750
244	Kinsale Capital Group, Inc.	91,232
5,496	KKR & Co., Inc.	603,021
1,201	Lazard, Inc.	51,919
1,914	Lincoln National Corp.	81,517

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
1,875	Loews Corp.	$203,044
580	LPL Financial Holdings, Inc.	214,678
1,643	M&T Bank Corp.	384,363
131	Markel Group, Inc.*	236,181
122	MarketAxess Holdings, Inc.	19,841
5,098	Marsh & McLennan Cos., Inc.	967,600
6,041	MetLife, Inc.	574,922
2,324	MGIC Investment Corp.	71,231
895	Moody’s Corp.	451,653
12,525	Morgan Stanley	2,671,833
226	Morningstar, Inc.	49,480
745	MSCI, Inc.	425,127
4,863	Nasdaq, Inc.	479,540
1,943	Northern Trust Corp.	360,543
2,519	Old Republic International Corp.	105,118
1,292	OneMain Holdings, Inc.	80,698
9,910	PayPal Holdings, Inc.	521,910
1,573	Pinnacle Financial Partners, Inc.	157,253
4,463	PNC Financial Services Group, Inc. (The)	1,069,469
652	Popular, Inc. (Puerto Rico)	109,660
354	Primerica, Inc.	101,828
2,400	Principal Financial Group, Inc.	264,384
6,342	Progressive Corp. (The)	1,383,063
1,096	Prosperity Bancshares, Inc.	78,430
3,896	Prudential Financial, Inc.	458,170
1,896	Raymond James Financial, Inc.	337,810
9,544	Regions Financial Corp.	285,175
730	Reinsurance Group of America, Inc.	179,609
464	RenaissanceRe Holdings Ltd. (Bermuda)	152,025
6,211	Rithm Capital Corp. REIT	62,296
636	RLI Corp.	40,367
1,475	Robinhood Markets, Inc., Class A*	154,595
10,829	Rocket Cos., Inc., Class A*	145,217
1,060	Ryan Specialty Holdings, Inc.	44,711
3,264	S&P Global, Inc.	1,422,582
1,130	SEI Investments Co.	125,407
603	Shift4 Payments, Inc., Class A*	25,495
2,087	SLM Corp.	54,199
11,342	SoFi Technologies, Inc.*	202,795
1,088	SouthState Bank Corp. Starwood Property Trust, Inc.	114,120
1,581	REIT	24,822
2,989	State Street Corp.	572,035
1,583	Stifel Financial Corp.	127,875
3,753	Synchrony Financial	289,281
2,661	T. Rowe Price Group, Inc.	296,116
589	TFS Financial Corp.	10,290
1,745	TPG, Inc.	94,439
948	Tradeweb Markets, Inc., Class A	102,100
2,376	Travelers Cos., Inc. (The)	869,450
13,939	Truist Financial Corp.	691,096
1,771	Unum Group	165,093
17,399	US Bancorp	1,071,430
13,367	UWM Holdings Corp.(a)	19,382
919	Virtu Financial, Inc., Class A	60,323

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
1,032	Voya Financial, Inc.	$104,562
2,537	W R Berkley Corp.	171,400
33,725	Wells Fargo & Co.	2,913,503
965	Western Alliance Bancorp	75,395
7,860	Western Union Co. (The)	56,278
336	WEX, Inc.*	64,035
28	White Mountains Insurance Group Ltd.	58,856
1,058	Willis Towers Watson PLC	358,186
741	Wintrust Financial Corp.	111,417
4,060	XP, Inc., Class A (Brazil)	74,014
1,628	Zions Bancorp NA	108,571

		79,740,062

Health Care – 13.0%
19,144	Abbott Laboratories	2,112,732
17,987	AbbVie, Inc.	4,612,227
3,158	Agilent Technologies, Inc.	484,942
735	Align Technology, Inc.*	117,446
1,765	Amgen, Inc.	758,738
438	Arrowhead Pharmaceuticals, Inc.*	36,087
3,441	Avantor, Inc.*	50,032
5,217	Baxter International, Inc.	135,642
3,113	Becton Dickinson & Co.	585,586
1,599	Biogen, Inc.*	346,423
1,446	BioMarin Pharmaceutical, Inc.*	94,323
200	Bio-Rad Laboratories, Inc., Class A*	77,224
1,747	Bio-Techne Corp.	126,326
15,496	Boston Scientific Corp.*	748,457
22,842	Bristol-Myers Squibb Co.	1,526,074
1,238	Bruker Corp.	71,816
1,373	Cardinal Health, Inc.	322,133
373	Caris Life Sciences, Inc.*	9,508
5,013	Centene Corp.*	322,536
551	Charles River Laboratories International, Inc.*	158,820
117	Chemed Corp.	60,689
2,886	Cigna Group (The)	796,767
1,942	Cooper Cos., Inc. (The)*	136,115
14,279	CVS Health Corp.	1,340,941
6,986	Danaher Corp.	1,491,930
346	DaVita, Inc.*	60,899
1,881	Doximity, Inc., Class A*	50,241
6,305	Edwards Lifesciences Corp.*	572,179
5,522	Elanco Animal Health, Inc.*	132,086
2,402	Elevance Health, Inc.	942,881
1,105	Encompass Health Corp.	132,832
637	Ensign Group, Inc. (The)	109,730
1,860	Envista Holdings Corp.*	50,480
2,079	Exelixis, Inc.*	113,597
4,931	GE HealthCare Technologies, Inc.	351,235
13,890	Gilead Sciences, Inc.	2,032,663
1,253	Globus Medical, Inc., Class A*	101,957
154	Guardant Health, Inc.*	24,489
1,649	HCA Healthcare, Inc.	683,428
1,108	Henry Schein, Inc.*	99,498

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
1,327	Humana, Inc.	$508,546
135	IDEXX Laboratories, Inc.*	75,153
1,694	Illumina, Inc.*	361,889
1,789	Incyte Corp.*	220,441
164	Ionis Pharmaceuticals, Inc.*	9,899
1,866	IQVIA Holdings, Inc.*	487,381
659	Jazz Pharmaceuticals PLC*	165,198
26,701	Johnson & Johnson	7,098,461
912	Labcorp Holdings, Inc.	303,386
84	McKesson Corp.	74,367
5,013	Medline, Inc., Class A*	175,605
14,338	Medtronic PLC	1,299,740
27,654	Merck & Co., Inc.	4,086,155
224	Mettler-Toledo International, Inc.*	314,751
4,005	Moderna, Inc.*	562,062
600	Molina Healthcare, Inc.*	119,262
147	Neurocrine Biosciences, Inc.*	22,642
2,920	Organon & Co.	40,179
62,942	Pfizer, Inc.	1,791,329
2,300	QIAGEN NV	99,567
1,233	Quest Diagnostics, Inc.	296,290
1,070	Regeneron Pharmaceuticals, Inc.	855,016
697	Repligen Corp.*	126,143
1,631	ResMed, Inc.	391,603
1,415	Revvity, Inc.	182,068
4,945	Roivant Sciences Ltd.*	171,295
4,436	Royalty Pharma PLC, Class A	272,415
1,645	Solventum Corp.*	149,794
3,127	Sotera Health Co.*	59,100
1,100	STERIS PLC	255,904
3,871	Stryker Corp.	1,253,430
265	Teleflex, Inc.	37,643
952	Tenet Healthcare Corp.*	253,146
4,154	Thermo Fisher Scientific, Inc.	2,563,433
460	United Therapeutics Corp.*	234,775
9,970	UnitedHealth Group, Inc.	3,882,418
573	Universal Health Services, Inc., Class B	97,599
1,662	Veeva Systems, Inc., Class A*	474,817
2,839	Vertex Pharmaceuticals, Inc.*	1,545,892
13,000	Viatris, Inc.	214,630
1,293	Viking Therapeutics, Inc.*	42,385
1,104	Waters Corp.*	457,752
783	West Pharmaceutical Services, Inc.	267,089
2,092	Zimmer Biomet Holdings, Inc.	209,284
469	Zoetis, Inc.	36,160

		54,127,803

Industrials – 10.6%
5,003	3M Co.	859,665
1,051	A O Smith Corp.	62,146
343	Acuity, Inc.	113,804
816	Advanced Drainage Systems, Inc.	110,756
1,325	AECOM	89,345
470	AeroVironment, Inc.*	69,725
663	AGCO Corp.	78,440

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
1,178	Alaska Air Group, Inc.*	$48,687
948	Allegion PLC	147,177
792	Allison Transmission Holdings, Inc.	99,562
1,701	Amentum Holdings, Inc.*	34,003
2,492	AMETEK, Inc.	586,044
4,067	API Group Corp.*	159,630
405	Applied Industrial Technologies, Inc.	131,212
356	Armstrong World Industries, Inc.	61,438
2,838	Automatic Data Processing, Inc.	812,122
152	Avis Budget Group, Inc.*	22,418
2,944	Boeing Co. (The)*	611,704
1,382	Booz Allen Hamilton Holding Corp.	104,548
1,392	Broadridge Financial Solutions, Inc.	253,873
911	Builders FirstSource, Inc.*	60,490
56	BWX Technologies, Inc.	8,528
108	C.H. Robinson Worldwide, Inc.	16,163
244	CACI International, Inc., Class A*	152,014
397	Carlisle Cos., Inc.	137,592
8,724	Carrier Global Corp.	507,911
458	Clean Harbors, Inc.*	144,385
9,728	CNH Industrial NV	115,082
9,862	Copart, Inc.*	325,347
2,100	Core & Main, Inc., Class A*	90,216
556	Crane Co.	114,019
20,766	CSX Corp.	1,048,891
849	Cummins, Inc.	479,176
199	Curtiss-Wright Corp.	115,923
2,753	Deere & Co.	1,802,967
6,876	Delta Air Lines, Inc.	536,328
1,291	Donaldson Co., Inc.	117,339
1,489	Dover Corp.	289,208
1,528	DuPont de Nemours, Inc.	205,653
174	Dycom Industries, Inc.*	50,671
3,666	Eaton Corp. PLC	1,473,292
6,161	Emerson Electric Co.	939,183
1,222	Equifax, Inc.	231,154
636	Esab Corp.	47,942
83	Everus Construction Group, Inc.*	9,556
1,393	ExlService Holdings, Inc.*	53,045
1,479	Expeditors International of Washington, Inc.	280,492
2,345	Fastenal Co.	115,632
2,443	FedEx Corp.	799,838
1,222	Fedex Freight Holding Co., Inc.*	163,430
2,032	Ferguson Enterprises, Inc.	456,204
1,418	Flowserve Corp.	112,150
3,412	Fortive Corp.	200,762
896	Fortune Brands Innovations, Inc.	39,720
267	FTI Consulting, Inc.*	40,202
2,794	Gates Industrial Corp. Ltd.*	71,471
640	Generac Holdings, Inc.*	118,643
2,780	General Dynamics Corp.	1,032,353
1,602	Genpact Ltd.	60,844

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Industrials – (coitinued)
2,905	GFL Environmental, Inc.	$122,852
1,497	Graco, Inc.	115,913
1,277	GXO Logistics, Inc.*	60,951
2,367	Hayward Holdings, Inc.*	33,256
687	Hexcel Corp.	63,664
3,549	Honeywell Aerospace, Inc.*	561,132
3,549	Honeywell International, Inc.	757,818
596	Hubbell, Inc.	269,988
434	Huntington Ingalls Industries, Inc.	126,381
832	IDEX Corp.	190,228
2,282	Illinois Tool Works, Inc.	628,394
4,381	Ingersoll Rand, Inc.	337,556
996	ITT, Inc.	199,489
845	J.B. Hunt Transport Services, Inc.	224,322
1,309	Jacobs Solutions, Inc.	195,106
6,411	Johnson Controls International PLC	886,257
665	KBR, Inc.	24,938
601	Kirby Corp.*	85,258
1,767	Knight-Swift Transportation Holdings, Inc.	121,057
1,921	Kratos Defense & Security Solutions, Inc.*	97,933
2,083	L3Harris Technologies, Inc.	554,599
255	Landstar System, Inc.	46,061
1,394	Leidos Holdings, Inc.	195,453
249	Lennox International, Inc.	95,277
621	Leonardo DRS, Inc.	23,598
452	Lincoln Electric Holdings, Inc.	127,116
492	Loar Holdings, Inc.*	34,533
706	Louisiana-Pacific Corp.	49,780
3,640	Lyft, Inc., Class A*	61,516
2,254	Masco Corp.	162,649
483	Middleby Corp. (The)*	53,536
483	Midera Food Processing, Inc.*	22,643
3,264	Mobility Global, Inc.	66,259
401	MSA Safety, Inc.	74,895
507	MSC Industrial Direct Co., Inc., Class A	60,272
2,402	Mueller Industries, Inc.	149,909
1,607	Nextpower, Inc., Class A*	131,822
595	Nordson Corp.	191,423
2,501	Norfolk Southern Corp.	857,318
1,488	Northrop Grumman Corp.	803,074
1,067	nVent Electric PLC	160,850
1,648	Old Dominion Freight Line, Inc.	329,534
693	Oshkosh Corp.	106,798
3,894	Otis Worldwide Corp.	276,980
889	Owens Corning	122,815
5,721	PACCAR, Inc.	710,148
1,395	Parker-Hannifin Corp.	1,366,319
212	Parsons Corp.*	10,312
3,645	Paychex, Inc.	464,154
565	Paycom Software, Inc.	135,092
558	Paylocity Holding Corp.*	89,403
1,793	Pentair PLC	108,405
572	Primoris Services Corp.	41,247
10,598	QXO, Inc.*	140,741

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
2,082	RB Global, Inc. (Canada)	$176,096
289	RBC Bearings, Inc.*	142,841
741	Regal Rexnord Corp.	117,411
2,213	Republic Services, Inc.	488,896
212	Robert Half, Inc.	9,612
220	Rockwell Automation, Inc.	93,375
14,800	RTX Corp.	3,074,404
414	Ryder System, Inc.	101,206
301	Saia, Inc.*	106,894
721	Schneider National, Inc., Class B	24,882
478	Science Applications International Corp.	61,289
1,622	Sensata Technologies Holding PLC	66,551
457	Simpson Manufacturing Co., Inc.	83,453
434	SiteOne Landscape Supply, Inc.*	42,762
570	Snap-on, Inc.	220,197
4,675	Southwest Airlines Co.	180,128
546	SPX Technologies, Inc.*	107,425
2,321	SS&C Technologies Holdings, Inc.	192,573
2,553	StandardAero, Inc.*	62,523
1,735	Stanley Black & Decker, Inc.	167,202
4,477	Sunbelt Rentals Holdings, Inc.	323,598
2,993	Tetra Tech, Inc.	108,167
1,930	Textron, Inc.	155,481
717	Timken Co. (The)	86,363
1,045	Toro Co. (The)	102,211
314	TransDigm Group, Inc.	367,926
2,150	TransUnion	182,557
1,146	Trex Co., Inc.*	52,235
19,610	Uber Technologies, Inc.*	1,483,497
1,076	U-Haul Holding Co.	64,205
564	UL Solutions, Inc., Class A	42,029
6,128	Union Pacific Corp.	1,842,506
3,409	United Airlines Holdings, Inc.*	368,138
7,890	United Parcel Service, Inc., Class B	822,375
539	United Rentals, Inc.	559,482
209	Valmont Industries, Inc.	98,159
2,742	Veralto Corp.	270,279
1,544	Verisk Analytics, Inc.	299,196
73	W.W. Grainger, Inc.	95,593
2,906	Waste Management, Inc.	636,182
384	Watsco, Inc.	118,971
308	Watts Water Technologies, Inc., Class A	112,651
537	WESCO International, Inc.	182,795
1,896	Westinghouse Air Brake Technologies Corp.	542,123
1,500	WillScot Holdings Corp.	31,050
345	X-Energy, Inc.*(a)	6,365
2,581	Xylem, Inc.	284,194

		44,705,187

Information Technology – 19.2%
6,470	Accenture PLC, Class A	1,227,747
1,452	Adobe, Inc.*	425,131
1,617	Akamai Technologies, Inc.*	175,639

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
887	Amdocs Ltd.	$55,934
1,392	Amkor Technology, Inc.	65,842
5,065	Analog Devices, Inc.	1,834,239
73,101	Apple, Inc.	23,162,052
2,852	Applied Digital Corp.*	72,469
573	Arrow Electronics, Inc.*	117,138
14,430	Aurora Innovation, Inc.*	81,241
901	Avnet, Inc.	80,694
2,044	Bentley Systems, Inc., Class B	75,117
185	BILL Holdings, Inc.*	9,108
6,797	BitMine Immersion Technologies, Inc.	172,100
1,175	CCC Intelligent Solutions Holdings, Inc.*	8,766
1,256	CDW Corp.	190,384
2,079	Circle Internet Group, Inc.*	198,648
572	Cirrus Logic, Inc.*	62,640
43,837	Cisco Systems, Inc.	4,843,550
1,871	Cognex Corp.	114,056
4,761	Cognizant Technology Solutions Corp., Class A	307,465
1,571	Coherent Corp.*	436,471
2,952	Dell Technologies, Inc., Class C	1,346,142
2,287	Docusign, Inc.*	151,559
322	Dolby Laboratories, Inc., Class A	19,822
1,696	Dropbox, Inc., Class A*	59,682
3,073	Dynatrace, Inc.*	167,755
643	Elastic NV*	62,725
1,427	Enphase Energy, Inc.*	51,971
1,454	Entegris, Inc.	196,712
253	EPAM Systems, Inc.*	29,811
477	Everpure, Inc., Class A*	44,337
625	F5, Inc.*	254,456
55	Fair Isaac Corp.*	63,097
2,935	Figma, Inc., Class A*	80,683
1,065	First Solar, Inc.*	215,024
4,097	Flex Ltd.*	447,597
5,457	Gen Digital, Inc.	169,167
2,002	Gitlab, Inc., Class A*	93,173
1,308	GLOBALFOUNDRIES, Inc.	58,455
569	Guidewire Software, Inc.*	116,503
14,801	Hewlett Packard Enterprise Co.	773,204
9,933	HP, Inc.	298,189
138	HubSpot, Inc.*	36,068
491	Ingram Micro Holding Corp.	13,831
50,552	Intel Corp.*	4,524,910
10,493	International Business Machines Corp.	2,453,998
2,148	Intuit, Inc.	771,776
4,106	IonQ, Inc.*	161,407
337	IPG Photonics Corp.*	25,639
824	Keysight Technologies, Inc.*	265,905
1,954	Klaviyo, Inc., Class A*	40,213
1,897	Kyndryl Holdings, Inc.*	25,515
279	Littelfuse, Inc.	114,998
41,104	Microsoft Corp.	20,851,648
681	MKS, Inc.	174,499
83	MongoDB, Inc.*	37,630
1,096	Motorola Solutions, Inc.	531,889

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
1,394	NetApp, Inc.	$258,294
2,985	Nutanix, Inc., Class A*	204,681
1,943	Okta, Inc.*	336,217
4,115	ON Semiconductor Corp.*	304,880
439	Onto Innovation, Inc.*	117,305
320	Pegasystems, Inc.	11,779
1,181	PTC, Inc.*	183,929
2,348	Qnity Electronics, Inc.	280,422
804	Qorvo, Inc.*	77,248
11,792	QUALCOMM, Inc.	2,010,300
1,251	Ralliant Corp.	77,224
735	RingCentral, Inc., Class A	51,171
1,063	Roper Technologies, Inc.	451,392
570	Rubrik, Inc., Class A*	53,033
1,220	SailPoint, Inc.*	25,083
8,550	Salesforce, Inc.	2,201,967
374	Sanmina Corp.*	73,573
1,871	SentinelOne, Inc., Class A*	41,349
1,414	Skyworks Solutions, Inc.	94,752
3,244	Strategy, Inc.*	431,257
5,745	Super Micro Computer, Inc.*	214,174
2,086	Synopsys, Inc.*	916,985
862	TD SYNNEX Corp.	217,957
515	Teledyne Technologies, Inc.*	315,669
2,589	Trimble, Inc.*	155,185
131	TTM Technologies, Inc.*	15,579
1,402	Twilio, Inc., Class A*	330,353
526	Tyler Technologies, Inc.*	195,788
4,454	UiPath, Inc., Class A*	83,156
4,202	Unity Software, Inc.*	176,904
178	Universal Display Corp.	14,804
906	VeriSign, Inc.	261,182
1,009	Vontier Corp.	32,500
2,251	Workday, Inc., Class A*	444,460
538	Zebra Technologies Corp., Class A*	190,210
2,983	Zoom Communications, Inc.*	288,396

		79,585,579

Materials – 3.8%
2,444	Air Products and Chemicals, Inc.	756,320
1,321	Albemarle Corp.	178,295
2,855	Alcoa Corp.	142,607
5,179	Amcor PLC	237,664
541	Anglogold Ashanti PLC (Australia)	60,765
705	AptarGroup, Inc.	92,792
851	Avery Dennison Corp.	148,168
2,401	Axalta Coating Systems Ltd.*	87,444
2,975	Ball Corp.	187,336
433	Celanese Corp.	19,693
1,710	CF Industries Holdings, Inc.	222,351
4,463	Cleveland-Cliffs, Inc.*	51,548
11,486	Coeur Mining, Inc.	238,679
7,510	Corteva, Inc.	635,571
7,457	CRH PLC	703,121
1,279	Crown Holdings, Inc.	148,863
7,234	Dow, Inc.	220,782
354	Eagle Materials, Inc.	68,768

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
1,269	Eastman Chemical Co.	$91,926
2,773	Ecolab, Inc.	785,314
2,553	Element Solutions, Inc.	90,734
16,002	Freeport-McMoRan, Inc.	1,211,991
635	Graphic Packaging Holding Co.	7,112
6,691	Hecla Mining Co.	132,950
2,864	International Flavors & Fragrances, Inc.	247,249
5,870	International Paper Co.	222,649
1,663	James Hardie Industries PLC*	49,408
5,162	Linde PLC	2,527,212
2,741	LyondellBasell Industries NV, Class A	178,384
649	Martin Marietta Materials, Inc.	336,636
3,552	Mosaic Co. (The)	85,674
1,609	MP Materials Corp.*	88,093
76	NewMarket Corp.	68,225
11,937	Newmont Corp.	1,504,778
2,443	Nucor Corp.	609,871
285	Olin Corp.	4,959
968	Packaging Corp. of America	226,454
2,492	PPG Industries, Inc.	279,528
573	Reliance, Inc.	220,061
944	Royal Gold, Inc.	246,828
1,405	RPM International, Inc.	146,260
496	Scotts Miracle-Gro Co. (The)	29,661
1,900	Sherwin-Williams Co. (The)	643,739
988	Silgan Holdings, Inc.	41,042
5,842	Smurfit Westrock PLC	273,990
1,100	Sonoco Products Co.	60,665
804	Southern Copper Corp. (Mexico)	167,931
1,393	Steel Dynamics, Inc.	324,040
1,445	Vulcan Materials Co.	389,543
198	Westlake Corp.	14,864

		15,508,538

Real Estate – 3.4%
1,325	Agree Realty Corp. REIT	95,731
1,374	Alexandria Real Estate Equities, Inc. REIT	70,472
2,149	American Healthcare REIT, Inc. REIT	118,646
3,746	American Homes 4 Rent, Class A REIT	124,742
1,843	American Tower Corp. REIT	323,815
2,270	Americold Realty Trust, Inc. REIT	33,937
3,410	Brixmor Property Group, Inc. REIT	98,515
1,771	BXP, Inc. REIT	120,410
1,107	Camden Property Trust REIT	117,121
2,951	CBRE Group, Inc., Class A*	430,285
2,679	CoStar Group, Inc.*	85,916
1,827	Cousins Properties, Inc. REIT	52,965
4,788	Crown Castle, Inc. REIT	364,558
2,529	CubeSmart REIT	100,452
3,916	Digital Realty Trust, Inc. REIT	726,770
602	EastGroup Properties, Inc. REIT	120,099
841	EPR Properties REIT	49,375

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
1,102	Equinix, Inc. REIT	$1,153,485
1,863	Equity LifeStyle Properties, Inc. REIT	118,207
712	Essex Property Trust, Inc. REIT	201,468
2,348	Extra Space Storage, Inc. REIT	331,303
954	Federal Realty Investment Trust REIT	110,693
2,689	Fermi, Inc.*	13,364
1,472	First Industrial Realty Trust, Inc. REIT	91,087
3,042	Gaming and Leisure Properties, Inc. REIT	127,977
3,741	Healthcare Realty Trust, Inc. REIT	71,229
7,929	Healthpeak Properties, Inc. REIT	165,082
7,589	Host Hotels & Resorts, Inc. REIT	166,427
517	Howard Hughes Holdings, Inc.*	33,155
6,628	Invitation Homes, Inc. REIT	193,140
3,306	Iron Mountain, Inc. REIT	381,347
519	Janus Living, Inc. REIT	15,441
538	Jones Lang LaSalle, Inc.*	196,838
1,291	Kilroy Realty Corp. REIT	46,863
7,395	Kimco Realty Corp. REIT	175,335
739	Lamar Advertising Co., Class A REIT	110,118
135	Lineage, Inc. REIT	5,299
9,215	Medical Properties Trust, Inc. REIT	36,584
1,295	Mid-America Apartment Communities, Inc. REIT	166,861
1,707	Millrose Properties, Inc. REIT	51,927
2,119	NNN REIT, Inc. REIT	95,779
3,334	Omega Healthcare Investors, Inc. REIT	152,431
10,243	Prologis, Inc. REIT	1,433,201
1,677	Public Storage REIT	514,822
2,181	Rayonier, Inc. REIT	44,711
10,441	Realty Income Corp. REIT	639,825
2,040	Regency Centers Corp. REIT	152,531
1,346	Rexford Industrial Realty, Inc. REIT	49,856
1,162	SBA Communications Corp. REIT	220,385
2,149	STAG Industrial, Inc. REIT	80,050
1,382	Sun Communities, Inc. REIT	167,802
3,631	UDR, Inc. REIT	134,165
5,430	Ventas, Inc. REIT	495,053
12,137	VICI Properties, Inc. REIT	311,314
8,510	Vivmark Residential REIT	554,341
1,954	Vornado Realty Trust REIT	73,041
2,468	W.P. Carey, Inc. REIT	172,661
7,843	Welltower, Inc. REIT	1,852,830
7,395	Weyerhaeuser Co. REIT	172,821
442	Zillow Group, Inc., Class A*	15,819
1,393	Zillow Group, Inc., Class C*	48,699

		14,379,176

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Utilities – 3.5%
6,627	AES Corp. (The)	$97,682
2,904	Alliant Energy Corp.	197,414
3,094	Ameren Corp.	327,995
6,055	American Electric Power Co., Inc.	741,314
2,173	American Water Works Co., Inc.	300,374
1,656	Atmos Energy Corp.	275,111
1,514	Brookfield Renewable Corp. (Canada)(a)	48,675
7,313	CenterPoint Energy, Inc.	289,595
1,350	Clearway Energy, Inc., Class C	42,862
3,430	CMS Energy Corp.	233,446
4,126	Consolidated Edison, Inc.	441,565
3,350	Constellation Energy Corp.	920,479
9,669	Dominion Energy, Inc.	638,251
2,324	DTE Energy Co.	315,204
8,387	Duke Energy Corp.	1,005,685
4,234	Edison International	228,551
5,074	Entergy Corp.	539,417
3,159	Essential Utilities, Inc.	130,056
2,578	Evergy, Inc.	208,870
4,199	Eversource Energy	294,518
11,463	Exelon Corp.	501,162
6,156	FirstEnergy Corp.	282,314
626	IDACORP, Inc.	85,236
2,284	MDU Resources Group, Inc.	45,497
1,054	National Fuel Gas Co.	87,545
23,093	NextEra Energy, Inc.	1,901,478
5,353	NiSource, Inc.	219,045
2,303	OGE Energy Corp.	105,086
1,653	Oklo, Inc.*	67,062
23,965	PG&E Corp.	318,016
1,360	Pinnacle West Capital Corp.	132,790
8,419	PPL Corp.	287,340
5,582	Public Service Enterprise Group, Inc.	409,328
7,100	Sempra	580,070
12,412	Southern Co. (The)	1,092,256
145	Talen Energy Corp.*	42,885
2,400	UGI Corp.	92,280
3,651	WEC Energy Group, Inc.	387,627
6,765	Xcel Energy, Inc.	512,043

		14,426,124

TOTAL COMMON STOCKS (Cost $343,673,013)		415,203,495

Shares	Dividend Rate	Value

Investment Company – 0.3%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
1,144,549	3.574%(c)	1,144,549
(Cost $1,144,549)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $344,817,562)		416,348,044

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(b)

Goldman Sachs Financial Square Government Fund – Institutional Shares
101,103	3.585%(c)	$101,103
(Cost $101,103)

TOTAL INVESTMENTS – 99.9% (Cost $344,918,665)		$416,449,147

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		455,823

NET ASSETS – 100.0%		$416,904,970

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2026

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-Mini Russell 1000 Index	8	09/18/26	$1,010,040	$(1,936)

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 99.7%

Communication Services – 10.0%
301,562	Alphabet, Inc., Class A	$102,335,065
262,198	Alphabet, Inc., Class C	87,943,831
14,191	AppLovin Corp., Class A*	4,428,443
359,653	AT&T, Inc.	9,311,416
4,266	Charter Communications, Inc., Class A*	650,309
183,613	Comcast Corp., Class A	4,887,778
10,212	Fox Corp., Class A	687,778
7,538	Fox Corp., Class B	453,939
8,208	Live Nation Entertainment, Inc.*	1,476,537
113,352	Meta Platforms, Inc., Class A	64,875,884
217,421	Netflix, Inc.*	17,621,972
6,637	Reddit, Inc., Class A*	981,015
31,913	ROBLOX Corp., Class A*	1,317,688
33,472	Space Exploration Technologies Corp., Class A*	4,809,592
8,926	Take-Two Interactive Software, Inc.*	1,961,042
23,839	T-Mobile US, Inc.	4,301,509
215,633	Verizon Communications, Inc.	10,785,963
89,684	Walt Disney Co. (The)	9,645,514
117,501	Warner Bros Discovery, Inc.*	3,352,303

		331,827,578

Consumer Discretionary – 9.3%
21,028	Airbnb, Inc., Class A*	3,852,750
495,881	Amazon.com, Inc.*	128,815,007
836	AutoZone, Inc.*	2,500,677
40,475	Booking Holdings, Inc.	8,058,168
63,239	Carnival Corp. Ltd.	1,510,780
35,895	Carvana Co.*	2,636,847
66,651	Chipotle Mexican Grill, Inc.*	2,534,738
58,451	Coupang, Inc. (South Korea)*	938,723
13,386	D.R. Horton, Inc.	1,935,080
6,051	Darden Restaurants, Inc.	1,296,487
17,725	DoorDash, Inc., Class A*	4,107,592
24,765	DraftKings, Inc., Class A*	601,542
23,030	eBay, Inc.	2,384,987
6,043	Expedia Group, Inc.	1,916,356
7,353	Flutter Entertainment PLC*	736,624
202,028	Ford Motor Co.	2,816,270
7,955	Garmin Ltd.	2,260,095
46,520	General Motors Co.	4,015,606
11,576	Hilton Worldwide Holdings, Inc.	3,661,257
51,281	Home Depot, Inc. (The)	16,811,450
16,391	Las Vegas Sands Corp.	718,090
10,718	Lennar Corp., Class A	901,491
438	Lennar Corp., Class B(a)	36,030
29,019	Lowe’s Cos., Inc.	5,940,189
11,890	Marriott International, Inc., Class A	4,063,526
36,597	McDonald’s Corp.	9,644,773
2,440	MercadoLibre, Inc. (Brazil)*	4,724,328
60,211	NIKE, Inc., Class B	2,351,842
43,113	O’Reilly Automotive, Inc.*	3,828,434
9,821	PulteGroup, Inc.	1,240,589
16,301	Ross Stores, Inc.	3,725,431
12,794	Royal Caribbean Cruises Ltd.	3,438,260
57,722	Starbucks Corp.	6,132,962

Shares	Description	Value

Common Stockts – (continued)

Consumer Discretionary – (continued)
157,856	Tesla, Inc.*	$58,083,115
56,988	TJX Cos., Inc. (The)	7,631,263
2,328	Ulta Beauty, Inc.*	1,250,369
14,395	Yum! Brands, Inc.	2,206,897

		309,308,625

Consumer Staples – 4.4%
86,074	Altria Group, Inc.	5,894,348
24,707	Archer-Daniels-Midland Co.	2,008,432
12,165	Church & Dwight Co., Inc.	1,213,824
199,325	Coca-Cola Co. (The)	17,674,148
41,278	Colgate-Palmolive Co.	3,707,590
8,055	Constellation Brands, Inc., Class A	1,052,144
22,817	Costco Wholesale Corp.	21,536,738
11,326	Dollar General Corp.	1,435,571
9,219	Dollar Tree, Inc.*	1,167,033
12,662	Estee Lauder Cos., Inc. (The), Class A	1,295,323
28,023	General Mills, Inc.	1,154,548
7,644	Hershey Co. (The)	1,346,949
99,364	Kenvue, Inc.	1,875,992
66,611	Keurig Dr Pepper, Inc.	2,122,226
17,129	Kimberly-Clark Corp.	1,849,076
44,467	Kraft Heinz Co. (The)	1,141,468
28,932	Kroger Co. (The)	1,664,747
65,963	Mondelez International, Inc., Class A	4,094,323
71,760	Monster Beverage Corp.*	3,295,219
70,384	PepsiCo, Inc.	9,877,691
80,096	Philip Morris International, Inc.	15,001,981
120,144	Procter & Gamble Co. (The)	17,435,297
25,092	Sysco Corp.	2,034,459
23,489	Target Corp.	3,778,910
14,586	Tyson Foods, Inc., Class A	804,272
223,093	Walmart, Inc.	23,395,763

		147,858,072

Energy – 3.5%
51,281	Baker Hughes Co.	3,258,908
10,758	Cheniere Energy, Inc.	3,138,001
96,317	Chevron Corp.	19,854,786
62,830	ConocoPhillips	8,324,347
56,937	Devon Energy Corp.	2,762,014
10,615	Diamondback Energy, Inc.	2,128,095
27,609	EOG Resources, Inc.	4,002,201
213,902	ExxonMobil Holdings Corp.	34,427,527
42,998	Halliburton Co.	1,584,476
100,652	Kinder Morgan, Inc.	3,245,020
15,149	Marathon Petroleum Corp.	5,655,425
39,901	Occidental Petroleum Corp.	2,401,242
32,282	ONEOK, Inc.	3,099,395
20,609	Phillips 66	5,081,767
73,139	SLB Ltd.	4,395,654
11,086	Targa Resources Corp.	3,255,404
15,326	Valero Energy Corp.	5,500,808
63,144	Williams Cos., Inc. (The)	4,738,957

		116,854,027

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Financials – 12.1%
23,776	Aflac, Inc.	$2,754,450
13,300	Allstate Corp. (The)	3,428,740
27,789	American Express Co.	9,175,094
27,962	American International Group, Inc.	2,135,178
4,631	Ameriprise Financial, Inc.	2,561,452
10,082	Aon PLC, Class A	3,241,565
21,944	Apollo Global Management, Inc.	2,997,112
17,297	Arch Capital Group Ltd.*	1,696,317
10,734	Ares Management Corp., Class A	1,536,787
13,138	Arthur J Gallagher & Co.	3,444,127
320,466	Bank of America Corp.	19,849,664
35,333	Bank of New York Mellon Corp. (The)	5,698,506
71,961	Berkshire Hathaway, Inc., Class B*	36,270,503
7,972	Blackrock, Inc.	9,212,523
38,073	Blackstone, Inc.	5,453,577
27,465	Block, Inc.*	2,252,679
31,834	Capital One Financial Corp.	6,828,711
5,406	Cboe Global Markets, Inc.	1,622,881
85,100	Charles Schwab Corp. (The)	9,345,682
18,686	Chubb Ltd.	6,327,080
7,969	Cincinnati Financial Corp.	1,353,933
88,507	Citigroup, Inc.	11,649,291
21,794	Citizens Financial Group, Inc.	1,500,953
18,659	CME Group, Inc.	5,327,144
11,094	Coinbase Global, Inc., Class A*	2,087,003
3,370	Corpay, Inc.*	1,362,491
2,167	Everest Group Ltd.	811,867
27,218	Fidelity National Information Services, Inc.	1,109,678
46,309	Fifth Third Bancorp	2,490,035
27,733	Fiserv, Inc.*	1,478,446
11,837	Global Payments, Inc.	1,077,759
15,201	Goldman Sachs Group, Inc. (The)(b)	15,594,706
14,164	Hartford Insurance Group, Inc. (The)	1,945,850
104,127	Huntington Bancshares, Inc.	1,737,359
21,437	Interactive Brokers Group, Inc., Class A	2,085,606
28,940	Intercontinental Exchange, Inc.	4,650,658
137,915	JPMorgan Chase & Co.	49,100,498
48,236	KeyCorp	1,042,380
35,218	KKR & Co., Inc.	3,864,119
8,947	Loews Corp.	968,871
7,647	M&T Bank Corp.	1,788,939
648	Markel Group, Inc.*	1,168,286
24,901	Marsh & McLennan Cos., Inc.	4,726,210
40,494	Mastercard, Inc., Class A	23,863,519
28,108	MetLife, Inc.	2,675,038
7,900	Moody’s Corp.	3,986,656
62,286	Morgan Stanley	13,286,850
3,654	MSCI, Inc.	2,085,119
22,245	Nasdaq, Inc.	2,193,579
9,536	Northern Trust Corp.	1,769,500
46,057	PayPal Holdings, Inc.	2,425,592

Shares	Description	Value

Common Stockts – (continued)

Financials – (continued)
20,446	PNC Financial Services Group, Inc. (The)	$4,899,475
11,538	Principal Financial Group, Inc.	1,271,026
30,281	Progressive Corp. (The)	6,603,680
18,310	Prudential Financial, Inc.	2,153,256
9,079	Raymond James Financial, Inc.	1,617,605
44,416	Regions Financial Corp.	1,327,150
39,115	Robinhood Markets, Inc., Class A*	4,099,643
47,261	Rocket Cos., Inc., Class A*	633,770
14,926	S&P Global, Inc.	6,505,348
14,343	State Street Corp.	2,744,963
17,882	Synchrony Financial	1,378,345
10,550	T. Rowe Price Group, Inc.	1,174,004
11,107	Travelers Cos., Inc. (The)	4,064,384
64,278	Truist Financial Corp.	3,186,903
77,888	US Bancorp	4,796,343
85,686	Visa, Inc., Class A	32,506,698
15,515	W R Berkley Corp.	1,048,193
157,938	Wells Fargo & Co.	13,644,264
4,967	Willis Towers Watson PLC	1,681,578

		402,377,191

Health Care – 9.3%
89,692	Abbott Laboratories	9,898,409
91,069	AbbVie, Inc.	23,351,913
14,679	Agilent Technologies, Inc.	2,254,107
6,732	Alnylam Pharmaceuticals, Inc.*	1,620,325
27,740	Amgen, Inc.	11,924,871
14,221	Becton Dickinson & Co.	2,675,112
7,543	Biogen, Inc.*	1,634,191
76,455	Boston Scientific Corp.*	3,692,776
105,368	Bristol-Myers Squibb Co.	7,039,636
12,088	Cardinal Health, Inc.	2,836,087
8,979	Cencora, Inc.	2,905,604
25,954	Centene Corp.*	1,669,880
13,319	Cigna Group (The)	3,677,110
65,496	CVS Health Corp.	6,150,729
32,627	Danaher Corp.	6,967,822
20,252	Dexcom, Inc.*	1,844,147
29,910	Edwards Lifesciences Corp.*	2,714,332
11,339	Elevance Health, Inc.	4,451,011
43,505	Eli Lilly & Co.	50,323,539
23,720	GE HealthCare Technologies, Inc.	1,689,576
63,844	Gilead Sciences, Inc.	9,342,931
7,598	HCA Healthcare, Inc.	3,148,991
6,245	Humana, Inc.	2,393,271
4,139	IDEXX Laboratories, Inc.*	2,304,140
18,306	Intuitive Surgical, Inc.*	6,898,799
8,552	IQVIA Holdings, Inc.*	2,233,697
124,396	Johnson & Johnson	33,070,677
4,327	Labcorp Holdings, Inc.	1,439,420
6,049	McKesson Corp.	5,355,301
20,101	Medline, Inc., Class A*	704,138
66,435	Medtronic PLC	6,022,333
127,317	Merck & Co., Inc.	18,812,360
1,069	Mettler-Toledo International, Inc.*	1,502,095

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
294,569	Pfizer, Inc.	$8,383,434
5,747	Quest Diagnostics, Inc.	1,381,004
5,164	Regeneron Pharmaceuticals, Inc.	4,126,449
7,509	ResMed, Inc.	1,802,911
21,327	Royalty Pharma PLC, Class A	1,309,691
5,081	STERIS PLC	1,182,044
17,810	Stryker Corp.	5,766,878
19,104	Thermo Fisher Scientific, Inc.	11,789,078
46,675	UnitedHealth Group, Inc.	18,175,712
7,727	Veeva Systems, Inc., Class A*	2,207,527
13,150	Vertex Pharmaceuticals, Inc.*	7,160,438
5,081	Waters Corp.*	2,106,735
3,729	West Pharmaceutical Services, Inc.	1,271,999
21,750	Zoetis, Inc.	1,676,925

		310,890,155

Industrials – 7.9%
27,060	3M Co.	4,649,720
11,918	AMETEK, Inc.	2,802,756
20,716	Automatic Data Processing, Inc.	5,928,091
3,912	Axon Enterprise, Inc.*	2,216,383
13,889	Bloom Energy Corp., Class A*	2,865,301
39,106	Boeing Co. (The)*	8,125,445
40,078	Carrier Global Corp.	2,333,341
23,755	Caterpillar, Inc.	18,943,900
17,768	Cintas Corp.	3,585,405
1,795	Comfort Systems USA, Inc.	2,774,388
44,446	Copart, Inc.*	1,466,274
95,590	CSX Corp.	4,828,251
7,109	Cummins, Inc.	4,012,320
12,699	Deere & Co.	8,316,702
31,773	Delta Air Lines, Inc.	2,478,294
6,875	Dover Corp.	1,335,331
7,205	DuPont de Nemours, Inc.	969,721
19,911	Eaton Corp. PLC	8,001,833
29,047	Emerson Electric Co.	4,427,925
6,377	Equifax, Inc.	1,206,273
59,350	Fastenal Co.	2,926,548
11,415	FedEx Corp.	3,737,271
5,601	Fedex Freight Holding Co., Inc.*	749,078
9,641	Ferguson Enterprises, Inc.	2,164,501
16,436	Fortive Corp.	967,094
13,840	GE Vernova, Inc.	12,435,655
11,431	General Dynamics Corp.	4,244,902
53,868	General Electric Co.	18,084,026
16,476	Honeywell International, Inc.	3,518,120
20,445	Howmet Aerospace, Inc.	5,008,003
14,728	Illinois Tool Works, Inc.	4,055,649
20,135	Ingersoll Rand, Inc.	1,551,402
31,635	Johnson Controls International PLC	4,373,222
9,680	L3Harris Technologies, Inc.	2,577,300
11,853	Lockheed Martin Corp.	6,652,259
11,648	Norfolk Southern Corp.	3,992,818
7,305	Northrop Grumman Corp.	3,942,509
9,593	Old Dominion Freight Line, Inc.	1,918,216
20,474	Otis Worldwide Corp.	1,456,316
26,850	PACCAR, Inc.	3,332,890

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
6,473	Parker-Hannifin Corp.	$6,339,915
16,667	Paychex, Inc.	2,122,376
7,589	Quanta Services, Inc.	4,607,206
10,557	Republic Services, Inc.	2,332,252
5,825	Rockwell Automation, Inc.	2,472,305
15,423	Rollins, Inc.	556,308
69,501	RTX Corp.	14,437,443
2,658	Snap-on, Inc.	1,026,812
22,680	Southwest Airlines Co.	873,860
11,376	Trane Technologies PLC	5,055,494
2,867	TransDigm Group, Inc.	3,359,379
102,234	Uber Technologies, Inc.*	7,734,002
30,519	Union Pacific Corp.	9,176,148
16,854	United Airlines Holdings, Inc.*	1,820,063
38,005	United Parcel Service, Inc., Class B	3,961,261
3,229	United Rentals, Inc.	3,351,702
6,730	Verisk Analytics, Inc.	1,304,139
17,909	Vertiv Holdings Co., Class A	4,633,416
2,221	W.W. Grainger, Inc.	2,908,377
20,798	Waste Management, Inc.	4,553,098
8,788	Westinghouse Air Brake Technologies Corp.	2,512,753
12,527	Xylem, Inc.	1,379,348

		265,473,090

Information Technology – 38.0%
31,618	Accenture PLC, Class A	5,999,832
20,628	Adobe, Inc.*	6,039,672
83,597	Advanced Micro Devices, Inc.*	39,350,780
62,442	Amphenol Corp., Class A	9,900,179
25,092	Analog Devices, Inc.	9,086,817
737,866	Apple, Inc.	233,792,842
40,892	Applied Materials, Inc.	18,744,484
53,409	Arista Networks, Inc.*	10,451,607
5,085	ARM Holdings PLC ADR*	1,230,112
6,885	Astera Labs, Inc.*	2,044,707
10,849	Autodesk, Inc.*	2,804,792
240,780	Broadcom, Inc.	89,170,465
14,085	Cadence Design Systems, Inc.*	4,771,716
7,225	Ciena Corp.*	2,765,730
203,636	Cisco Systems, Inc.	22,499,742
16,325	Cloudflare, Inc., Class A*	4,980,921
25,495	Cognizant Technology Solutions Corp., Class A	1,646,467
10,074	Coherent Corp.*	2,798,859
16,009	CoreWeave, Inc., Class A*	1,359,004
40,113	Corning, Inc.	5,966,007
51,806	Crowdstrike Holdings, Inc., Class A*	11,967,186
16,558	Datadog, Inc., Class A*	3,924,908
14,690	Dell Technologies, Inc., Class C	6,698,787
1,234	Fair Isaac Corp.*	1,415,657
31,875	Fortinet, Inc.*	5,448,394
3,963	GLOBALFOUNDRIES, Inc.	177,106
67,815	Hewlett Packard Enterprise Co.	3,542,656
48,564	HP, Inc.	1,457,891
221,297	Intel Corp.*	19,808,294

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
48,339	International Business Machines Corp.	$11,305,042
13,854	Intuit, Inc.	4,977,742
8,882	Keysight Technologies, Inc.*	2,866,221
67,473	KLA Corp.	11,838,138
64,434	Lam Research Corp.	19,426,207
3,662	Lumentum Holdings, Inc.*	3,349,851
44,981	Marvell Technology, Inc.	9,520,678
27,395	Microchip Technology, Inc.	2,012,163
58,181	Micron Technology, Inc.	55,779,870
378,134	Microsoft Corp.	191,823,597
4,123	MongoDB, Inc.*	1,869,245
2,395	Monolithic Power Systems, Inc.	3,036,309
8,518	Motorola Solutions, Inc.	4,133,785
10,180	NetApp, Inc.	1,886,252
1,201,106	NVIDIA Corp.	265,180,183
13,013	NXP Semiconductors NV (Netherlands)	2,923,240
20,229	ON Semiconductor Corp.*	1,498,767
86,579	Oracle Corp.	12,910,661
109,984	Palantir Technologies, Inc., Class A*	20,498,818
41,744	Palo Alto Networks, Inc.*	15,951,635
10,818	Qnity Electronics, Inc.	1,291,994
54,363	QUALCOMM, Inc.	9,267,804
5,270	Roper Technologies, Inc.	2,237,853
40,864	Salesforce, Inc.	10,524,115
7,578	Sandisk Corp.*	11,872,453
11,543	Seagate Technology Holdings PLC	9,561,990
53,146	ServiceNow, Inc.*	7,865,077
17,329	Snowflake, Inc.*	5,743,350
16,781	Strategy, Inc.*	2,230,866
9,869	Synopsys, Inc.*	4,338,314
15,098	TE Connectivity PLC (Switzerland)	3,098,865
8,068	Teradyne, Inc.	2,822,428
46,694	Texas Instruments, Inc.	12,182,932
204	Ubiquiti, Inc.(a)	120,364
4,195	VeriSign, Inc.	1,209,335
17,748	Western Digital Corp.	7,996,361
10,232	Workday, Inc., Class A*	2,020,308
13,603	Zoom Communications, Inc.*	1,315,138
5,439	Zscaler, Inc.*	1,024,626

		1,269,358,191

Materials – 1.7%
11,352	Air Products and Chemicals, Inc.	3,512,990
25,986	Anglogold Ashanti PLC (Australia)	2,918,748
34,618	Corteva, Inc.	2,929,721
34,427	CRH PLC	3,246,122
13,028	Ecolab, Inc.	3,689,530
74,114	Freeport-McMoRan, Inc.	5,613,394
26,965	International Paper Co.	1,022,782
23,833	Linde PLC	11,668,160
3,110	Martin Marietta Materials, Inc.	1,613,157
55,125	Newmont Corp.	6,949,058
11,716	Nucor Corp.	2,924,782

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
4,590	Packaging Corp. of America	$1,073,785
11,748	PPG Industries, Inc.	1,317,773
11,798	Sherwin-Williams Co. (The)	3,997,280
4,835	Southern Copper Corp. (Mexico)	1,009,887
6,821	Vulcan Materials Co.	1,838,805

		55,325,974

Real Estate – 1.6%
24,237	American Tower Corp. REIT	4,258,441
15,144	CBRE Group, Inc., Class A*	2,208,147
22,465	Crown Castle, Inc. REIT	1,710,485
17,822	Digital Realty Trust, Inc. REIT	3,307,585
5,052	Equinix, Inc. REIT	5,288,030
3,305	Essex Property Trust, Inc. REIT	935,183
10,864	Extra Space Storage, Inc. REIT	1,532,910
15,151	Iron Mountain, Inc. REIT	1,747,668
47,945	Prologis, Inc. REIT	6,708,464
8,168	Public Storage REIT	2,507,494
47,704	Realty Income Corp. REIT	2,923,301
5,504	SBA Communications Corp. REIT	1,043,889
16,753	Simon Property Group, Inc. REIT	3,556,997
25,030	Ventas, Inc. REIT	2,281,985
54,636	VICI Properties, Inc. REIT	1,401,413
38,288	Vivmark Residential REIT	2,494,080
36,449	Welltower, Inc. REIT	8,610,712

		52,516,784

Utilities – 1.9%
13,943	Ameren Corp.	1,478,097
27,677	American Electric Power Co., Inc.	3,388,495
10,082	American Water Works Co., Inc.	1,393,635
8,590	Atmos Energy Corp.	1,427,057
33,759	CenterPoint Energy, Inc.	1,336,856
15,426	CMS Energy Corp.	1,049,894
18,676	Consolidated Edison, Inc.	1,998,706
17,366	Constellation Energy Corp.	4,771,656
45,355	Dominion Energy, Inc.	2,993,884
10,688	DTE Energy Co.	1,449,613
40,225	Duke Energy Corp.	4,823,380
19,945	Edison International	1,076,631
23,131	Entergy Corp.	2,459,057
19,011	Eversource Energy	1,333,432
52,214	Exelon Corp.	2,282,796
28,354	FirstEnergy Corp.	1,300,314
107,230	NextEra Energy, Inc.	8,829,318
113,700	PG&E Corp.	1,508,799
38,296	PPL Corp.	1,307,042
25,813	Public Service Enterprise Group, Inc.	1,892,867
33,795	Sempra	2,761,051
58,224	Southern Co. (The)	5,123,712
17,326	Vistra Corp.	2,380,073
16,505	WEC Energy Group, Inc.	1,752,336

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Utilities – (continued)
32,193	Xcel Energy, Inc.	$2,436,688

		62,555,389

TOTAL COMMON STOCKS (Cost $2,454,549,958)		3,324,345,076

Shares	Dividend Rate	Value

Investment Company – 0.2%(b)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
6,742,417	3.574%(c)	6,742,417
(Cost $6,742,417)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $2,461,292,375)		3,331,087,493

Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund - Institutional Shares
157,346	3.585%(c)	157,346
(Cost $157,346)

TOTAL INVESTMENTS – 99.9% (Cost $2,461,449,721)		$3,331,244,839

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		2,662,654

NET ASSETS – 100.0%		$3,333,907,493

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	8	09/18/26	$3,079,600	$(19,716)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Assets and Liabilities August 31, 2026

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF	MarketBeta® Russell 1000 Value Equity ETF

Assets:
Investments in unaffiliated issuers, at value (cost $72,665,555, $801,600,190, $409,435,673 and $341,947,182, respectively)(a)	$137,721,493	$1,068,682,524	$476,190,764	$411,964,728
Investments in affiliated issuers, at value (cost $1,409,457, $3,817,798, $1,248,760 and $2,870,380, respectively)	1,409,457	3,817,798	1,248,760	4,383,316
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	1,067,990	10,546,057	371,428	101,103
Foreign Currency, at value (cost $26,420, $100,733, $– and $–, respectively)	26,382	100,551	—	—
Receivables:
Dividends	144,993	1,936,457	159,959	508,856
Collateral on certain derivative contracts	38,217	162,110	62,932	73,678
Reimbursement from investment adviser	5,090	22,710	—	—
Securities lending income	4,898	3,646	617	248
Foreign tax reclaims	1,912	967,649	—	—
Investments sold	—	23,212,360	—	—
Variation margin on futures contracts	—	—	42	—

Total assets	140,420,432	1,109,451,862	478,034,502	417,031,929

Liabilities:
Variation margin on futures contracts	821	12,093	—	5,322
Payables:
Payable upon return of securities loaned	1,067,990	10,546,057	371,428	101,103
Foreign capital gains taxes	633,288	—	—	—
Management fees	25,354	113,269	23,395	20,534
Fund shares redeemed	—	23,378,316	—	—

Total liabilities	1,727,453	34,049,735	394,823	126,959

Net Assets:

Paid-in capital	76,399,552	839,780,394	439,817,517	360,985,525
Total distributable earnings	62,293,427	235,621,733	37,822,162	55,919,445

NET ASSETS	$138,692,979	$1,075,402,127	$477,639,679	$416,904,970

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	2,000,000	13,800,000	7,150,000	6,325,000

Net asset value per share:	$69.35	$77.93	$66.80	$65.91

(a)

Includes loaned securities having a market value of $945,242, $10,058,027, $359,603 and $95,919 for MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF, MarketBeta® Russell 1000 Growth Equity ETF and MarketBeta® Russell 1000 Value Equity ETF, respectively.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Assets and Liabilities (continued) August 31, 2026

MarketBeta® U.S. Equity ETF

Assets:
Investments in unaffiliated issuers, at value (cost $2,446,407,771)(a)	$3,308,750,370
Investments in affiliated issuers, at value (cost $14,884,604)	22,337,123
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	157,346
Receivables:
Dividends	2,695,024
Collateral on certain derivative contracts	228,789
Reimbursement from investment adviser	27,259
Securities lending income	46

Total assets	3,334,195,957

Liabilities:
Variation margin on futures contracts	8,936
Payables:
Payable upon return of securities loaned	157,346
Management fees	122,182

Total liabilities	288,464

Net Assets:
Paid-in capital	2,514,106,050
Total distributable earnings	819,801,443

NET ASSETS	$3,333,907,493

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	31,450,000

Net asset value per share:	$106.01

(a)	Includes loaned securities having a market value of $151,112 for MarketBeta® U.S. Equity ETF.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2026

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF	MarketBeta® Russell 1000 Value Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $334,647, $3,139,852, $2,753 and $4,859, respectively)	$2,592,881	$25,281,180	$2,203,108	$7,131,796

Securities lending income, net of rebates received or paid to borrowers	48,908	156,036	3,715	5,037

Dividends — affiliated issuers	40,307	150,098	29,841	97,880

Total Investment Income	2,682,096	25,587,314	2,236,664	7,234,713

Expenses:

Management fees	574,488	2,424,054	464,579	453,914

Trustee fees	25,142	28,983	26,410	26,386

Total expenses	599,630	2,453,037	490,989	480,300

Less — expense reductions	(121,944)	(498,059)	(1,321)	(2,514)

Net expenses	477,686	1,954,978	489,668	477,786

NET INVESTMENT INCOME	2,204,410	23,632,336	1,746,996	6,756,927

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including the effects of net foreign capital gains tax of $46,201, $–, $– and $–, respectively)	1,029,650	(12,411,717)	(19,508,825)	(8,186,382)

Investments — affiliated issuers	—	—	(1,260)	(25,199)

In-kind redemptions — affiliated issuers	—	—	101,323	464,569

In-kind redemptions — unaffiliated issuers	2,488,084	69,960,999	41,258,530	72,602,985

Futures contracts	81,488	819,892	(25,187)	233,848

Foreign currency transactions	(31,135)	(185,567)	—	3

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $142,007, $–, $– and $–, respectively)	35,356,417	115,091,219	19,445,330	31,651,522

Investments — affiliated issuers	—	—	(30,711)	532,626

Foreign currency translations	651	(20,490)	—	—

Futures contracts	25,681	(9,963)	4,069	(40,825)

Net realized and unrealized gain	38,950,836	173,244,373	41,243,269	97,233,147

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,155,246	$196,876,709	$42,990,265	$103,990,074

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2026

MarketBeta® U.S. Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $2,385)	$33,593,791

Dividends — affiliated issuers	322,184

Securities lending income, net of rebates received or paid to borrowers	10,644

Total Investment Income	33,926,619

Expenses:

Management fees	2,661,904

Trustee fees	38,442

Total expenses	2,700,346

Less — expense reductions	(606,120)

Net expenses	2,094,226

NET INVESTMENT INCOME	31,832,393

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(23,346,057)

Investments — affiliated issuers	(12,759)

In-kind redemptions — affiliated issuers	1,686,186

In-kind redemptions — unaffiliated issuers	241,833,257

Futures contracts	(197,099)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	285,398,461

Investments — affiliated issuers	2,566,425

Futures contracts	(19,716)

Net realized and unrealized gain	507,908,698

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$539,741,091

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Changes in Net Assets

	MarketBeta® Emerging Markets Equity ETF		MarketBeta® International Equity ETF
	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$ 2,204,410	$2,384,509	$23,632,336	$ 22,201,538

Net realized gain	3,568,087	652,826	58,183,607	60,720,090

Net change in unrealized gain	35,382,749	14,113,300	115,060,766	25,664,534

Net increase in net assets resulting from operations	41,155,246	17,150,635	196,876,709	108,586,162

Distributions to shareholders:

From distributable earnings	(3,273,567)	(2,897,064)	(25,540,450)	(24,314,998)

From share transactions:

Proceeds from sales of shares	–	–	240,612,287	90,255,771

Cost of shares redeemed	(18,865,015)	(11,186,728)	(177,260,949)	(222,745,720)

Net increase (decrease) in net assets resulting from share transactions	(18,865,015)	(11,186,728)	63,351,338	(132,489,949)

TOTAL INCREASE (DECREASE)	19,016,664	3,066,843	234,687,597	(48,218,785)

Net Assets:

Beginning of year	$ 119,676,315	$116,609,472	$840,714,530	$ 888,933,315

End of year	$ 138,692,979	$119,676,315	$1,075,402,127	$ 840,714,530

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Changes in Net Assets (continued)

	MarketBeta® Russell 1000 Growth Equity ETF		MarketBeta® Russell 1000 Value Equity ETF
	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$1,746,996	$1,634,899	$6,756,927	$8,148,564

Net realized gain	21,824,581	36,046,061	65,089,824	39,893,813

Net change in unrealized gain (loss)	19,418,688	21,375,375	32,143,323	(15,196,299)

Net increase in net assets resulting from operations	42,990,265	59,056,335	103,990,074	32,846,078

Distributions to shareholders:

From distributable earnings	(1,751,999)	(1,730,375)	(6,840,207)	(8,968,036)

From share transactions:

Proceeds from sales of shares	223,284,242	189,315,387	127,904,142	73,792,908

Cost of shares redeemed	(139,873,648)	(184,056,912)	(171,835,399)	(248,162,761)

Net increase (decrease) in net assets resulting from share transactions	83,410,594	5,258,475	(43,931,257)	(174,369,853)

TOTAL INCREASE (DECREASE)	124,648,860	62,584,435	53,218,610	(150,491,811)

Net Assets:
Beginning of year	$352,990,819	$290,406,384	$363,686,360	$514,178,171

End of year	$477,639,679	$352,990,819	$416,904,970	$363,686,360

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Changes in Net Assets (continued)

	MarketBeta® U.S. Equity ETF
	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$31,832,393	$30,273,765

Net realized gain	219,963,528	266,332,352

Net change in unrealized gain	287,945,170	94,165,373

Net increase in net assets resulting from operations	539,741,091	390,771,490

Distributions to shareholders:

From distributable earnings	(31,768,952)	(30,518,560)

From share transactions:

Proceeds from sales of shares	690,477,657	676,352,243

Cost of shares redeemed	(573,104,668)	(709,679,472)

Net increase (decrease) in net assets resulting from share transactions	117,372,989	(33,327,229)

TOTAL INCREASE	625,345,128	326,925,701

Net Assets:
Beginning of year	$2,708,562,365	$2,381,636,664

End of year	$3,333,907,493	$2,708,562,365

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	MarketBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$52.03	$45.73	$40.81	$41.23	$55.68

Net investment income(a)	1.02	1.02	1.06	0.96	1.35(b)

Net realized and unrealized gain (loss)	17.72	6.49	4.35	(0.34)	(11.93)

Total from investment operations	18.74	7.51	5.41	0.62	(10.58)

Distributions to shareholders from net investment income	(1.42)	(1.21)	(0.49)	(1.04)	(3.87)

Net asset value, end of year	$69.35	$52.03	$45.73	$40.81	$41.23

Market price, end of year	$68.93	$52.33	$45.73	$40.81	$41.16

Total Return at Net Asset Value(c)	36.67%	16.84%	13.50%	1.61%	(20.01)%

Net assets, end of year (in 000’s)	$138,693	$119,676	$116,609	$26,524	$32,981

Ratio of net expenses to average net assets	0.36%	0.36%	0.36%	0.36%	0.36%

Ratio of total expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%

Ratio of net investment income to average net assets	1.65%	2.17%	2.47%	2.40%	2.87%	(b)

Portfolio turnover rate(d)	14%	8%	7%	13%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.32 per share and 0.67% of average net assets.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, certain derivatives and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	MarketBeta® International Equity ETF

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$65.68	$59.26	$50.87	$44.63	$57.61

Net investment income(a)	1.73	1.58	1.44	1.45	1.63

Net realized and unrealized gain (loss)	12.38	6.58	8.22	6.17	(12.83)

Total from investment operations	14.11	8.16	9.66	7.62	(11.20)

Distributions to shareholders from net investment income	(1.86)	(1.74)	(1.27)	(1.38)	(1.78)

Net asset value, end of year	$77.93	$65.68	$59.26	$50.87	$44.63

Market price, end of year	$77.79	$65.58	$59.31	$50.84	$44.33

Total Return at Net Asset Value(b)	21.80%	14.08%	19.21%	17.22%	(19.80)%

Net assets, end of year (in 000’s)	$1,075,402	$840,715	$888,933	$437,479	$357,050

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.41%	2.68%	2.66%	2.96%	3.15%

Portfolio turnover rate(c)	6%	3%	4%	4%	7%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, certain derivatives and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® Russell 1000 Growth Equity ETF

	For the Fiscal Year Ended August 31,		For the Period November 28, 2023* to August 31, 2024
	2026	2025

Per Share Operating Performance:

Net asset value, beginning of period	$60.34	$50.07	$40.15

Net investment income(a)	0.28	0.30	0.24

Net realized and unrealized gain	6.46	10.28	9.89

Total from investment operations	6.74	10.58	10.13

Distributions to shareholders from net investment income	(0.28)	(0.31)	(0.21)

Net asset value, end of period	$66.80	$60.34	$50.07

Market price, end of period	$66.82	$60.32	$50.05

Total Return at Net Asset Value(b)	11.19%	21.20%	25.26%

Net assets, end of period (in 000’s)	$477,640	$352,991	$290,406

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%(c)

Ratio of net investment income to average net assets	0.44%	0.56%	0.69%(c)

Portfolio turnover rate(d)	42%	45%	29%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, certain derivatives and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® Russell 1000 Value Equity ETF

	For the Fiscal Year Ended August 31,		For the Period November 28, 2023* to August 31, 2024
	2026	2025

Per Share Operating Performance:

Net asset value, beginning of period	$51.77	$48.39	$39.86

Net investment income(a)	0.97	0.95	0.69

Net realized and unrealized gain	14.13	3.41	8.31

Total from investment operations	15.10	4.36	9.00

Distributions to shareholders from net investment income	(0.96)	(0.98)	(0.47)

Net asset value, end of period	$65.91	$51.77	$48.39

Market price, end of period	$65.96	$51.76	$48.40

Total Return at Net Asset Value(b)	29.53%	9.17%	22.67%

Net assets, end of period (in 000’s)	$416,905	$363,686	$514,178

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%(c)

Ratio of net investment income to average net assets	1.69%	1.93%	2.04%(c)

Portfolio turnover rate(d)	22%	11%	18%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, certain derivatives and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	MarketBeta® U.S. Equity ETF

	For the Fiscal Year Ended August 31,
	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$89.24	$77.45	$61.63	$53.96	$63.07

Net investment income(a)	1.04	0.98	0.95	0.89	0.82

Net realized and unrealized gain (loss)	16.76	11.81	15.76	7.67	(9.20)

Total from investment operations	17.80	12.79	16.71	8.56	(8.38)

Distributions to shareholders from net investment income	(1.03)	(1.00)	(0.89)	(0.89)	(0.73)

Net asset value, end of year	$106.01	$89.24	$77.45	$61.63	$53.96

Market price, end of year	$106.05	$89.24	$77.45	$61.68	$53.97

Total Return at Net Asset Value(b)	20.09%	16.65%	27.33%	16.12%	(13.41)%

Net assets, end of year (in 000’s)	$3,333,907	$2,708,562	$2,381,637	$1,016,937	$685,236

Ratio of net expenses to average net assets	0.07%	0.07%	0.07%	0.07%	0.07%

Ratio of total expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%

Ratio of net investment income to average net assets	1.08%	1.20%	1.39%	1.59%	1.40%

Portfolio turnover rate(c)	3%	2%	3%	3%	3%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, certain derivatives and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS MARKETBETA® ETFS

Notes to Financial Statements August 31, 2026

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs MarketBeta® Emerging Markets Equity ETF	Diversified

Goldman Sachs MarketBeta® International Equity ETF	Diversified

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF	Diversified

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF	Diversified

Goldman Sachs MarketBeta® U.S. Equity ETF	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser (“Investment Adviser”) to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF and Goldman Sachs MarketBeta® U.S. Equity ETF are listed and traded on the Cboe BZX Exchange, Inc., and shares of the Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF and Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF are listed and traded on NYSE Arca, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units.” Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund except MarketBeta Emerging Markets Equity ETF, income distributions, if any, are declared and paid quarterly. For MarketBeta Emerging Markets Equity ETF, income distributions, if any, are declared and paid annually. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team within the Fund’s Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Fund’s single segment, is consistent with that presented within each Fund’s financial statements.

G. Tax Disclosure — The Funds adopted Financial Accounting Standards Board Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

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Notes to Financial Statements (continued) August 31, 2026

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include ETFs and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s financial statements at SEC.gov.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2026:

MarketBeta® Emerging Markets Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$3,795,229	$—	$—

Asia	119,368,606	3,195,196	0

Europe	1,624,316	—	0

North America	2,681,466	—	—

South America	4,931,678	1,444,266	—

Exchange-Traded Fund	680,736	—	—

Investment Company	1,409,457	—	—

Securities Lending Reinvestment Vehicle	1,067,990	—	—

Total	$135,559,478	$4,639,462	$—

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Notes to Financial Statements (continued) August 31, 2026

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type

Assets

Futures Contracts(b)	$25,681	$—	$—

MarketBeta® International Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$2,786,863	$—	$—

Asia	342,244,732	—	—

Europe	558,381,403	3,124,783	0

North America	74,170,549	—	—

Oceania	86,726,926	—	—

South America	1,247,268	—	—

Investment Company	3,817,798	—	—

Securities Lending Reinvestment Vehicle	10,546,057	—	—

Total	$1,079,921,596	$3,124,783	$—

Derivative Type

Assets

Futures Contracts(b)	$71,166	$—	$—

MarketBeta® Russell 1000 Growth Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$691,877	$—	$—

Europe	514,997	—	—

North America	473,276,933	—	—

Oceania	860,933	—	—

South America	846,024	—	—

Investment Company	1,248,760	—	—

Securities Lending Reinvestment Vehicle	371,428	—	—

Total	$477,810,952	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$4,069	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MarketBeta® Russell 1000 Value Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$330,172	$—	$—

North America	414,738,544	—	—

Oceania	60,765	—	—

South America	74,014	—	—

Investment Company	1,144,549	—	—

Securities Lending Reinvestment Vehicle	101,103	—	—

Total	$416,449,147	$—	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(1,936)	$—	$—

MarketBeta® U.S. Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$938,723	$—	$—

Europe	6,022,105	—	—

North America	3,309,741,172	—	—

Oceania	2,918,748	—	—

South America	4,724,328	—	—

Investment Company	6,742,417	—	—

Securities Lending Reinvestment Vehicle	157,346	—	—

Total	$3,331,244,839	$—	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(19,716)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country or continent noted in table.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

  The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2026. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

MarketBeta® Emerging Markets Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$25,681	Variation margin on futures contracts	$—

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Notes to Financial Statements (continued) August 31, 2026

4. INVESTMENTS IN DERIVATIVES (continued)

MarketBeta® International Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$71,166	Variation margin on futures contracts	$—

MarketBeta® Russell 1000 Growth Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$4,069	Variation margin on futures contracts	$—

MarketBeta® Russell 1000 Value Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(1,936)

MarketBeta® U.S. Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(19,716)

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of August 31, 2026 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2026. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

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4. INVESTMENTS IN DERIVATIVES (continued)

MarketBeta® Emerging Markets Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$81,488	$25,681

MarketBeta® International Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	819,892	(9,963)

MarketBeta® Russell 1000 Growth Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(25,187)	4,069

MarketBeta® Russell 1000 Value Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	233,848	(40,825)

MarketBeta® U.S. Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(197,099)	(19,716)

For the fiscal year ended August 31, 2026, the relevant values for each derivative type were as follows:

Average number of Contracts(a)
Fund	Futures Contracts

MarketBeta® Emerging Markets Equity ETF	6

MarketBeta® International Equity ETF	36

MarketBeta® Russell 1000 Growth Equity ETF	2

MarketBeta® Russell 1000 Value Equity ETF	12

MarketBeta® U.S. Equity ETF	6

(a)

Amounts disclosed represent average number of contracts, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended August 31, 2026.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

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Notes to Financial Statements (continued) August 31, 2026

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2026, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*

Goldman Sachs MarketBeta® Emerging Markets Equity ETF	0.45%	0.36%

Goldman Sachs MarketBeta® International Equity ETF	0.25%	0.20%

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF	0.12%	0.12%

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF	0.12%	0.12%

Goldman Sachs MarketBeta® U.S. Equity ETF	0.09%	0.07%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.36%, 0.20% and 0.07% as an annual percentage rate of average daily net assets of the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively. These arrangements will remain in effect through at least December 29, 2026 and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended August 31, 2026, GSAM waived $119,926, $490,608 and $600,077 of the Funds’ management fees for the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Treasury Obligations Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”). For the fiscal year ended August 31, 2026, the management fee waived by GSAM was $2,018, $7,451, $1,321, $2,514 and $6,043 for the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF, MarketBeta® Russell 1000 Growth Equity ETF, MarketBeta® Russell 1000 Value Equity ETF and MarketBeta® U.S. Equity ETF, respectively.

B. Other Transactions with Affiliates — The following table provides information about the Fund’s investment in shares of Goldman Sachs Financial Square Treasury Obligations Fund and The Goldman Sachs Group, Inc. as of and for the fiscal year ended August 31, 2026:

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

MarketBeta® Emerging Markets Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$776,373	$11,217,845	$(10,584,761)	$–	$–	$1,409,457	1,409,457	$40,307	$–

MarketBeta® International Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	3,177,483	43,313,834	(42,673,519)	–	–	3,817,798	3,817,798	150,098	–

MarketBeta® Russell 1000 Growth Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$261,184	$13,894,053	$(12,906,477)	$–	$–	$1,248,760	1,248,760	$26,403	$–

Goldman Sachs Group, Inc. (The)
	175,879	111,773	(357,004)	100,063	(30,711)	–	–	3,438	–

Total	$437,063	$14,005,826	$(13,263,481)	$100,063	$(30,711)	$1,248,760	1,248,760	$29,841	$–

MarketBeta® Russell 1000 Value Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$1,350,515	$9,177,972	$(9,383,938)	$–	$–	$1,144,549	1,144,549	$51,261	$–

Goldman Sachs Group, Inc. (The)
	2,699,295	1,106,033	(1,538,557)	439,370	532,626	3,238,767	3,157	46,619	–

Total	$4,049,810	$10,284,005	$(10,922,495)	$439,370	$532,626	$4,383,316	1,147,706	$97,880	$–

MarketBeta® U.S. Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	2,604,149	36,257,417	(32,119,149)	–	–	6,742,417	6,742,417	124,746	–

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Notes to Financial Statements (continued) August 31, 2026

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

MarketBeta® U.S. Equity ETF
Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Group, Inc. (The)
	$11,352,393	$3,160,573	$(3,158,112)	$1,673,427	$2,566,425	$15,594,706	15,201	$197,438	$–

Total	$13,956,542	$39,417,990	$(35,277,261)	$1,673,427	$2,566,425	$22,337,123	6,757,618	$322,184	$–

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

	Goldman Sachs MarketBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares redeemed	(300,000)	$(18,865,015)	(250,000)	$(11,186,728)

NET DECREASE IN SHARES	(300,000)	$(18,865,015)	(250,000)	$(11,186,728)

	Goldman Sachs MarketBeta® International Equity ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	3,400,000	$240,612,287	1,600,000	$90,255,771

Shares redeemed	(2,400,000)	(177,260,949)	(3,800,000)	(222,745,720)

NET INCREASE (DECREASE) IN SHARES	1,000,000	$63,351,338	(2,200,000)	$(132,489,949)

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF
	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	3,450,000	$223,284,242	3,450,000	$189,315,387

Shares redeemed	(2,150,000)	(139,873,648)	(3,400,000)	(184,056,912)

NET INCREASE IN SHARES	1,300,000	$83,410,594	50,000	$5,258,475

	Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF
	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	2,150,000	$127,904,142	1,475,000	$73,792,908

Shares redeemed	(2,850,000)	(171,835,399)	(5,075,000)	(248,162,761)

NET DECREASE IN SHARES	(700,000)	$(43,931,257)	(3,600,000)	$(174,369,853)

	Goldman Sachs MarketBeta® U.S. Equity ETF
	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	7,100,000	$690,477,657	8,300,000	$676,352,243

Shares redeemed	(6,000,000)	(573,104,668)	(8,700,000)	(709,679,472)

NET INCREASE (DECREASE) IN SHARES	1,100,000	$117,372,989	(400,000)	$(33,327,229)

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2026, were as follows:

Fund	Purchases	Sales

MarketBeta® Emerging Markets Equity ETF	$18,592,653	$33,145,912

MarketBeta® International Equity ETF	57,289,484	55,531,333

MarketBeta® Russell 1000 Growth Equity ETF	171,085,465	172,523,473

MarketBeta® Russell 1000 Value Equity ETF	87,610,775	87,612,154

MarketBeta® U.S. Equity ETF	79,638,454	84,218,262

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Notes to Financial Statements (continued) August 31, 2026

7. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2026, were as follows:

Fund	Purchases	Sales

MarketBeta® Emerging Markets Equity ETF	$—	$5,823,048

MarketBeta® International Equity ETF	236,389,156	176,178,393

MarketBeta® Russell 1000 Growth Equity ETF	223,261,899	139,453,164

MarketBeta® Russell 1000 Value Equity ETF	127,640,563	170,929,920

MarketBeta® U.S. Equity ETF	689,891,526	571,866,720

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York (“BNY”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNY may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNY is unable to purchase replacement securities, BNY will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2026, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNY received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2026, are reported under Securities lending income on the Statements of Operations.

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8. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2026:

Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026

MarketBeta® Emerging Markets Equity ETF	$1,137,326	$7,852,657	$(7,921,993)	$1,067,990

MarketBeta® International Equity ETF	10,762,363	139,755,454	(139,971,760)	10,546,057

MarketBeta® Russell 1000 Growth Equity ETF	91,605	6,857,362	(6,577,539)	371,428

MarketBeta® Russell 1000 Value Equity ETF	155,536	5,889,999	(5,944,432)	101,103

MarketBeta® U.S. Equity ETF	898,115	11,303,351	(12,044,120)	157,346

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2026 were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF	MarketBeta® Russell 1000 Value Equity ETF	MarketBeta® U.S. Equity ETF

Distributions paid from:

Ordinary Income	$ 3,273,567	$ 25,540,450	$ 1,751,999	$ 6,840,207	$ 31,768,952

The tax character of distributions paid during the fiscal year ended August 31, 2025 were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF	MarketBeta® Russell 1000 Value Equity ETF	MarketBeta® U.S. Equity ETF

Distributions paid from:

Ordinary Income	$ 2,897,064	$ 24,314,998	$ 1,730,375	$ 8,968,036	$ 30,518,560

As of August 31, 2026, the components of accumulated earnings (losses) on a tax-basis were as follows:

	MarketBeta® Emerging Markets Equity ETF*	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF	MarketBeta® Russell 1000 Value Equity ETF	MarketBeta® U.S. Equity ETF

Undistributed ordinary income — net	$2,461,374	$4,290,562	$194,317	$1,087,094	$5,327,383

Capital loss carryforwards:

Perpetual Short-Term	(1,407,682)	(5,413,197)	(14,208,892)	(6,677,480)	(12,871,491)

Perpetual Long-Term	(860,391)	(25,551,087)	(12,603,727)	(9,766,417)	(41,001,152)

Total capital loss carryforwards	(2,268,073)	(30,964,284)	(26,812,619)	(16,443,897)	(53,872,643)

Timing differences — (Late Year Ordinary Loss Deferral and Post-October Capital Loss Deferral)	(142,292)	—	—	—	—

Unrealized gains (losses) — net	62,242,418	262,295,455	64,440,464	71,276,248	868,346,703

Total accumulated earnings (losses) — net	$62,293,427	$235,621,733	$37,822,162	$55,919,445	$819,801,443

*	The MarketBeta(R) Emerging Markets ETF Fund utilized $294,190 of capital loss in current fiscal year.

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Notes to Financial Statements (continued) August 31, 2026

9. TAX INFORMATION (continued)

As of August 31, 2026, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF	MarketBeta® Russell 1000 Value Equity ETF

Tax Cost	$77,349,764	$820,857,068	$413,374,557	$345,170,963

Gross unrealized gain	65,342,379	305,484,643	83,913,957	85,100,417

Gross unrealized loss	(3,099,961)	(43,189,188)	(19,473,493)	(13,824,169)

Net unrealized gain (loss)	$62,242,418	$262,295,455	$64,440,464	$71,276,248

MarketBeta® U.S. Equity ETF

Tax Cost	$2,462,878,420

Gross unrealized gain	977,714,023

Gross unrealized loss	(109,367,320)

Net unrealized gain (loss)	$868,346,703

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, differences in the tax treatment of partnership investments, passive foreign investment company investments, and underlying fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemption in-kind transactions and underlying fund investments.

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs MarketBeta® Emerging Markets Equity ETF	$2,367,212	$(2,367,212)

Goldman Sachs MarketBeta® International Equity ETF	68,822,331	(68,822,331)

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF	41,144,330	(41,144,330)

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF	73,077,465	(73,077,465)

Goldman Sachs MarketBeta® U.S. Equity ETF	243,404,980	(243,404,980)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a Reference Index, if applicable), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Diversification Risk — Each Fund is classified as “diversified” under the Investment Company Act. However, a Fund may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund is permitted to invest a larger percentage of its assets in fewer issuers than diversified funds. This increased investment in fewer issuers may make a Fund more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Index Risk — Solactive AG, the index provider for Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF and Goldman Sachs MarketBeta® U.S. Equity ETF, and FTSE Russell, the index provider for Goldman Sachs MarketBeta® Russell 1000 Growth ETF and Goldman Sachs MarketBeta® Russell 1000 Value ETF (the “Index Providers”) construct each applicable Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Providers may utilize third party data in constructing each respective Index, but it does not guarantee the accuracy or availability of any such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Providers can guarantee the availability or timeliness of the production of the Index. Furthermore, Index Providers may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Industry Concentration Risk — In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that an Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the applicable Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If an Index is not concentrated in a particular industry or group of industries, the applicable Fund will not concentrate in a particular industry or group of industries.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund,

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Notes to Financial Statements (continued) August 31, 2026

10. OTHER RISKS (continued)

including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe BZX Exchange, Inc. or NYSE Arca, Inc., as applicable, and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Mid-Cap Risk — Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Stock Risk — Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Valuation Risk — The sale price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Funds rely on various sources to calculate their respective NAVs. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculations may also be impacted by operational risks arising from factors such as failures in systems and technology.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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12. OTHER MATTERS

In September 2026, the Financial Accounting Standards Board issued Accounting Standards Update 2026-03, Fair Value Measurement (Topic 820)- Investment Companies with Equity Securities Subject to Contractual Sale Restrictions (“ASU 2026-03”). The standard requires investment companies to consider contractual sale restrictions when measuring the fair value of in-scope equity securities and requires enhanced disclosures regarding such restrictions, including the amount of any discount attributable to the restriction. ASU 2026-03 is effective for annual reporting periods beginning after December 15, 2027, and interim reporting periods within those annual reporting periods, with early adoption permitted. Management is currently evaluating the impact of, and determining when the Funds will adopt, the new requirement.

13. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

105

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF, Goldman Sachs MarketBeta Russell 1000 Growth Equity ETF, Goldman Sachs MarketBeta Russell 1000 Value Equity ETF and Goldman Sachs MarketBeta U.S. Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF, Goldman Sachs MarketBeta Russell 1000 Growth Equity ETF, Goldman Sachs MarketBeta Russell 1000 Value Equity ETF and Goldman Sachs MarketBeta U.S. Equity ETF (five of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2026, the related statements of operations for the year ended August 31, 2026, the statements of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2026, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2026 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF, Goldman Sachs MarketBeta Russell 1000 Growth Equity ETF, Goldman Sachs MarketBeta Russell 1000 Value Equity ETF and Goldman Sachs MarketBeta U.S. Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2027 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-17, 2026 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;

(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) its underlying index; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;

(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f)	the undertaking of the Investment Adviser to implement a fee waiver for MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF and MarketBeta U.S. Equity ETF;

(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;

(h)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

(k)	information regarding the commissions paid by the Funds and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

107

GOLDMAN SACHS MARKETBETA® ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(n)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics, as well as the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. In particular, they noted that the Funds are passively-managed ETFs that seek to track indices developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2025, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2026. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s performance to that of its respective index. The Trustees observed that each Fund’s investment performance was consistent with the investment objective of tracking its respective index.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

108

GOLDMAN SACHS MARKETBETA® ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement a management fee waiver for MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF and MarketBeta U.S. Equity ETF. The Trustees noted that license fees would be payable by the Investment Adviser to Solactive AG or FTSE Russell, as applicable, for the use of their respective indices.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function , and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2025 and 2024, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure; the amount of assets in each Fund; each Fund’s recent creation and redemption activity; information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits; information comparing the contractual management fee rate charged by other advisers to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

109

GOLDMAN SACHS MARKETBETA® ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2027.

110

Goldman Sachs MarketBeta ETFs - Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2026, the total amount of income received by the MarketBeta Emerging Markets Equity ETF and the MarketBeta International Equity ETF from sources within foreign countries and possessions of the United States was $1.1845 and $1.6594 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the MarketBeta Emerging Markets Equity ETF and the MarketBeta International Equity ETF was 82.15% and 84.99%, respectively. The total amount of taxes paid by the MarketBeta Emerging Markets Equity ETF and the MarketBeta International Equity ETF to foreign countries was $0.2326 and $0.1889 per share, respectively.

For the year ended August 31, 2026, 2.06% of the dividends paid from net investment company taxable income by the MarketBeta Russell 1000 Value Equity ETF qualified as section 199A dividends.

For the fiscal year ended August 31, 2026, 57.08%, 82.89%, 97.94%, 100%, and 100% of the dividends paid from net investment company taxable income by the MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF, MarketBeta Russell 1000 Value Equity ETF, MarketBeta U.S. Equity ETF and the MarketBeta Russell 1000 Growth Equity ETF, respectively, qualified for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2026, 0.02%, 96.18%, 91.17% and 100% of the dividends paid from net investment company taxable income by the MarketBeta International Equity ETF, MarketBeta U.S. Equity ETF, MarketBeta Russell 1000 Value Equity ETF and Marketbeta Russell 1000 Growth Equity ETF, respectively, qualified for the dividends received deduction available to corporations.

111

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Brian J. Wildman OFFICERS James A. McNamara, President and Principal Executive Officer Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary THE BANK OF NEW YORK Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 © 2026 Goldman Sachs. All rights reserved. MCEQWGETFAR-26

Goldman Sachs Funds Annual Financial Statements August 31, 2026 Goldman Sachs Municipal Income ETFs Goldman Sachs Dynamic California Municipal Income ETF (GCAL) Goldman Sachs Dynamic New York Municipal Income ETF (GMNY) Goldman Sachs Municipal Income ETF (GMUB) Goldman Sachs Ultra Short Municipal Income ETF (GUMI)

Goldman Sachs Municipal Income ETFs

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds - 99.2%

American Samoa - 0.6%
American Samoa Economic Development Authority General RB Series 2025B (Ba3/NR)
$1,185,000	5.250	%(a)	09/01/2045	$1,155,736

California - 87.0%
Airport Commission of The City & County of San Francisco San Francisco International Airport Second Series Revenue Refunding Bonds Series 2024A (Aa3/NR)
515,000	5.250		05/01/2044	541,576
Airport Commission of The City and County of San Francisco International Airport Second Series Refunding RB Series 2020A (AMT) (Aa3/AA-)
130,000	5.000		05/01/2037	134,756
Airport Commission of The City and County of San Francisco International Airport Second Series Revenue Refunding Bonds Series 2024A (Aa3/NR)
125,000	5.250		05/01/2040	133,786
Airport Commission of The City and County of San Francisco San Francisco International Airport Second Series RB Series 2018D (AMT) (Aa3/AA-)
1,000,000	5.000		05/01/2048	1,000,437
Alameda Corridor Transportation Authority Convertible Capital Appreciation Bonds Series 2022A (A3/A-)
1,000,000	0.000	(b)	10/01/2048	584,894
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AG) (A1/AA)
640,000	0.000	(c)	08/01/2036	426,115
Amador Water Agency Water Revenue Refunding Bonds Series 2026A (AG) (A1/AA)
300,000	5.000		12/01/2030	324,320
Antioch Unified School District Contra Costa County California GO Bonds Election of 2024 Series A (AGC) (NR/AA)
100,000	5.000		08/01/2041	105,091
Atwater Wastewater RB Refunding Series 2017 A (AG) (NR/AA)
1,000,000	5.000		05/01/2040	1,005,354
Bakersfield City School District California GO Bonds Election of 2016 2022 Series C (BAM) (Aa3/AA)
120,000	3.000		11/01/2051	84,041
Bay Area Toll Authority California Toll Bridge Revenue Variable Rate Boards 2024E (NR/AA+/A-1)
3,500,000	2.350	(d)(e)	04/01/2059	3,500,000
Bay Area Toll Authority Bridge RB 2021 Series D (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.30%)
500,000	2.580	(e)(f)	04/01/2056	498,851
Bay Area Toll Authority Bridge RB 2021 Series E (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.41%)
350,000	2.690	(e)(f)	04/01/2056	348,070
Bay Area Toll Authority San Francisco Bay Area Subordinate Toll Bridge RB 2019 Series S-8 (A1/AA-)
100,000	3.000		04/01/2054	69,698
Bay Area Toll Authority Series 2026 A (Term Rate) (NR/AA)
500,000	5.000	(d)(e)	04/01/2061	556,310
Beaumont Community Facilities District No. 2016-2 Special Tax Series 2019 (NR/NR)
275,000	4.000		09/01/2031	275,651
290,000	4.000		09/01/2032	290,450
300,000	5.000		09/01/2033	303,333
215,000	5.000		09/01/2034	217,370
330,000	5.000		09/01/2035	333,603

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Beaumont Public Improvement Authority Local Agency Revenue Refunding Bonds Series 2025 (AG) (NR/AA)
$150,000	5.000%		09/01/2036	$165,507
Brawley Elementary School District Imperial County California 2025 GO Bond Anticipation Notes Series A (NR/A+)
200,000	0.000	(c)	08/01/2029	181,910
Burbank-Glendale-Pasadena Airport Authority Airport Senior RB 2024 Series B (AMT) (A2/A)
625,000	5.250		07/01/2054	636,757
Burbank-Pasadena-Glendale Airport Authority Airport Senior RB 2026 Series B (AMT) (AG) (A1/AA)
1,500,000	5.250		07/01/2046	1,574,362
California Community Choice Financing Authority Clean Energy Project RB Series 2023B (A1/NR)
120,000	5.000	(d)(e)	07/01/2053	124,261
California Community Choice Financing Authority Clean Energy Project RB Series 2024A (A1/NR)
1,345,000	5.000	(d)(e)	05/01/2054	1,409,479
California Community Choice Financing Authority Clean Energy Project RB Series 2024D (Aa1/NR)
305,000	5.000	(d)(e)	02/01/2055	326,229
California Community Choice Financing Authority Clean Energy Project RB Series 2024E (Green Bonds) (A1/NR)
125,000	5.000	(d)(e)	02/01/2055	131,011
California Community Choice Financing Authority Clean Energy Project RB Series 2026A-1 (A1/NR)
430,000	5.000	(d)(e)	04/01/2056	452,705
California Community Choice Financing Authority Clean Energy Project RB Series 2026B (Green Bonds) (Baa1/NR)
500,000	5.000		03/01/2036	513,864
California Community Choice Financing Authority Clean Energy Project RB Series 2026F (Green Bonds) (Aa1/NR)
1,000,000	5.000		06/01/2036	1,069,670
California Community Choice Financing Authority Clean Energy Project RB Term Rate Green Bonds Series 2024F (Aa3/NR)
1,050,000	5.000	(d)(e)	02/01/2055	1,105,175
California Community Choice Financing Authority Series 2021B-2 (A1/NR)
170,000	2.730	(e)(f)	02/01/2052	163,145
California Enterprise Development Authority RB Csac Headquarters Building Project Series 2026A (NR/BBB+)
260,000	5.000		06/01/2035	275,934
255,000	5.000		06/01/2036	270,346
250,000	5.000		06/01/2038	260,775
250,000	5.000		06/01/2039	258,886
California Enterprise Development Authority RB for Provident Group-SDSU Properties LLC – M@College Project Series 2020 A (Baa3/NR)
575,000	5.000		08/01/2040	580,517
California Enterprise Development Authority RB Milken Community School Project Series 2026B (NR/BBB+)
350,000	5.000		07/01/2036	383,167
California Enterprise Development Authority RB The Mirman School For Gifted Children Project Series 2026 (NR/BBB-)
500,000	4.000		06/01/2036	490,702
500,000	5.000		06/01/2036	521,754

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Enterprise Development Authority Student Housing RR Bonds for Provident Group – Pomona Properties L.L.C. Project Series 2024A (Baa3/NR)
$650,000	5.000%		01/15/2039	$667,939
California Health Facilities Financing Authority Cedars-Sinai Medical Center Refunding RB Series 2016B (Aa3/NR)
960,000	4.000		08/15/2039	956,596
California Health Facilities Financing Authority RB Adventist Health System West Series 2024A (NR/BBB+)
520,000	5.000		12/01/2028	541,096
590,000	5.250		12/01/2041	619,080
California Health Facilities Financing Authority RB Adventist Health System/West Series 2024A (NR/BBB+)
110,000	5.000		12/01/2036	117,078
California Health Facilities Financing Authority RB Cedars-Sinai Health System Series 2021A (Aa3/AA-)
1,200,000	4.000		08/15/2048	1,119,087
California Health Facilities Financing Authority RB Cedars-Sinai Health System Series 2021A (AG-CR) (Aa3/AA)
190,000	3.000		08/15/2051	137,928
California Health Facilities Financing Authority RB Children’s Hospital of Orange County Series 2024B (NR/AA)
110,000	5.000	(d)(e)	11/01/2054	119,633
California Health Facilities Financing Authority RB Commonspirit Health Series 2020A (A3/A-)
190,000	3.000		04/01/2044	158,261
California Health Facilities Financing Authority RB Commonspirit Health Series 2024A (A3/A-)
100,000	5.000		12/01/2030	108,267
855,000	5.000		12/01/2034	945,883
215,000	5.000		12/01/2042	226,428
155,000	5.000		12/01/2044	162,512
500,000	5.250		12/01/2049	522,042
California Health Facilities Financing Authority RB El Camino Hospital Series 2017 (Aa3/AA)
500,000	5.000		02/01/2042	502,091
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A1/A+)
1,000,000	5.000		11/15/2042	1,012,669
California Health Facilities Financing Authority RB for Providence Health & Services Series 2014B (A3/A)
1,000,000	5.000		10/01/2044	1,000,303
California Health Facilities Financing Authority RB Scripps Health Series 2024B (NR/AA-)
100,000	5.000	(d)(e)	11/15/2061	108,257
California Health Facilities Financing Authority RB Sutter Health (A1/A+)
1,000,000	5.000		11/15/2036	1,132,564
California Health Facilities Financing Authority RB Sutter Health Series 2018A (A1/A+)
125,000	5.000		11/15/2027	128,988
California Health Facilities Financing Authority Refunding RB Adventist Health System West Series 2016A (NR/BBB+)
185,000	4.000		03/01/2039	173,418
California Health Facilities Financing Authority Refunding RB Adventist Health System/West Series 2016A (NR/BBB+)
690,000	3.000		03/01/2039	573,302

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Health Facilities Financing Authority Refunding RB Sutter Health Series 2016B (A1/A+)
$345,000	4.000%		11/15/2041	$325,674
California Health Facilities Financing Authority Variable Rate RB Providence St Joseph Health Obligated Group 2009D (A3/A)
210,000	5.000		07/01/2031	227,667
California Housing Finance Agency Affordable Housing RB 2023 Series A-2 (NON-AMT) (FHA 542 (C)) (Aa2/AA)
1,000,000	3.200	(d)(e)	08/01/2063	988,153
California Housing Finance Agency Limited Obligation Multifamily Housing RB 300 De Haro 2025 Issue P (Aa1/NR)
1,025,000	3.250	(d)(e)	06/01/2055	1,026,953
California Housing Finance Agency Limited Obligation Multifamily Housing RB Creekside Commons 2026 Issue C-1 (Tax Exempt) (Aa1/NR)
500,000	2.950	(d)(e)	11/01/2056	500,113
California Housing Finance Agency Limited Obligation Multifamily Housing RB Sierra Vista Apartments 2026 Issue S (Tax-Exempt ) (Aa1/NR)
500,000	2.875	(d)(e)	07/01/2031	495,693
California Housing Finance Agency Limited Obligation Multifamily Housing RB Sutter Street 2025 Issue D (Aa1/NR)
1,000,000	2.750	(d)(e)	11/01/2029	989,875
California Infrastructure & Economic Development Bank RB Series A (A3/A-)
720,000	4.000		05/01/2039	701,233
California Infrastructure and Economic Development Bank RB Bay Area Toll Authority Series 2003 A (FGIC) (#Aa1/AA+)
130,000	5.000	(g)	01/01/2028	134,337
California Infrastructure and Economic Development Bank Refunding RB (A3/A-)
385,000	5.000	(g)	11/01/2026	386,694
California Infrastructure and Economic Development Bank Refunding RB Los Angeles County Museum of Art Project Series 2026 (A3/NR)
1,000,000	3.250		06/01/2033	989,871
California Infrastructure and Economic Development Bank Refunding RB Performing Arts Center of Los Angeles County Series 2020 (A3/A)
250,000	5.000		12/01/2041	258,398
California Infrastructure and Economic Development Bank Refunding RB Segerstrom Center for The Arts Series 2024 (NR/A-)
100,000	5.000		01/01/2032	109,179
California Infrastructure and Economic Development Bank Revenue Refunding Bonds Segerstrom Center For The Arts Series 2017 (NR/A-)
100,000	5.000		01/01/2028	102,945
California Municipal Finance Authority Claremont Graduate University Refunding RB Series 2020B (NR/NR)
430,000	5.000	(a)	10/01/2034	443,275
California Municipal Finance Authority Community Facilities District No. 2021-13 City of Lincoln – Esplanade At Turkey Creek Special Tax Bonds Series 2025 (NR/NR)
150,000	5.000		09/01/2055	145,355
California Municipal Finance Authority Linxs Apm Project Senior Lien RB Series 2018A (NR/NR)
100,000	5.000		12/31/2034	102,083

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Municipal Finance Authority Linxs Apm Project Senior Lien RB, Series 2018A (NR/NR)
$100,000	5.000%		06/30/2031	$102,649
California Municipal Finance Authority Multifamily Housing RB Asteria Flats 2026 Series A (Aa1/NR)
2,000,000	3.000	(d)(e)	06/01/2045	1,995,926
California Municipal Finance Authority Multifamily Housing RB Golden Gate Village Phase I 2026 Series A (HUD SECT 8) (Aa1/NR)
1,615,000	3.100	(d)(e)	03/01/2046	1,614,068
California Municipal Finance Authority Multifamily Housing RB Montecito Village 2025 Series A (FNMA COLL) (Aa1/NR)
100,000	4.700		07/01/2041	101,190
California Municipal Finance Authority Multifamily Housing RB Oaks on Balboa, Series 2025 A-1 (Aa1/NR)
100,000	3.150	(d)(e)	08/01/2059	100,248
California Municipal Finance Authority Multifamily Housing RB Palmdale Family Apartments 2025 Series A-1 (Aa1/NR)
1,000,000	2.950	(d)(e)	01/01/2056	998,898
California Municipal Finance Authority Multifamily Housing RB Zenith On 25Th 2026 Series A (Aa1/NR)
1,000,000	3.000	(d)(e)	06/01/2045	1,000,002
California Municipal Finance Authority RB Community Health Centers of The Central Coast Inc. Series 2025A (NR/NR)
250,000	5.000		12/01/2032	265,124
250,000	5.000		12/01/2033	265,857
250,000	5.000		12/01/2034	265,630
California Municipal Finance Authority RB Community Health Centers of The Central Coast, Inc. Series 2025A (NR/NR)
250,000	5.000		12/01/2035	264,838
California Municipal Finance Authority RB Emerson College Issue Series 2017B (Baa2/BBB+)
240,000	5.000		01/01/2033	242,777
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (Baa1/BBB+)
1,150,000	5.000		02/01/2035	1,154,194
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
570,000	4.000		07/01/2031	565,996
355,000	4.000		07/01/2051	277,336
250,000	4.000		07/01/2055	189,649
California Municipal Finance Authority RB Gateways Hospital and Mental Health Centers Series 2026A (Tax Exempt) (NR/NR)
675,000	5.000		09/01/2046	661,110
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa2/NR)
225,000	5.000		10/01/2031	230,605
250,000	5.000		10/01/2034	254,400
300,000	5.000		10/01/2037	303,414
300,000	5.000		10/01/2038	302,678
California Municipal Finance Authority RB Sac Health System Series 2026 (NR/NR)
250,000	5.500		09/01/2046	261,019
California Municipal Finance Authority RB Sfmta Potrero Yard Modernization Project Series 2026B (Tax-Exempt Milestone Bonds) (A2/NR)
1,000,000	5.000		06/30/2032	1,066,848

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Municipal Finance Authority Refunding RB PRS-California Obligated Group Projects Series 2024A Tax-Exempt (NR/NR)
$100,000	5.000%		04/01/2044	$102,158
California Municipal Finance Authority Revenue Refunding Bonds Series 2025A (NR/NR)
1,000,000	5.000		10/01/2036	1,051,667
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
500,000	5.000		12/31/2043	502,708
California Municipal Finance Authority Solid Waste Disposal RB Republic Services Inc. Project Series 2021B (NR/A-/A-2)
1,000,000	3.050	(d)(e)	07/01/2051	999,163
California Municipal Finance Authority Solid Waste Disposal RB Waste Management Inc. Project Series 2020 (NR/A-/A-2)
1,000,000	2.850	(d)(e)(h)	10/01/2045	1,000,000
California Municipal Finance Authority Solid Waste Disposal RB Waste Management, Inc. Project Series 2024B (NR/A-/A-2)
500,000	3.375	(d)(e)	09/01/2050	499,514
California Municipal Finance Authority Special Facility RB For United Airlines International Airport Project Series 2019 (NR/BB+)
1,000,000	4.000		07/15/2029	1,005,136
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (Baa3/NR)
400,000	5.000		06/01/2035	400,210
California Pollution Control Financing Authority RB San Jose Water Company Project Series 2016 (NR/A)
100,000	4.750		11/01/2046	97,865
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (Baa2/NR)
250,000	5.000	(a)	07/01/2037	266,850
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa2/NR)
1,500,000	5.000	(a)	11/21/2045	1,500,402
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (Baa2/NR)
840,000	5.000	(a)	07/01/2029	866,980
California Public Finance Authority California Tax Increment RB Fontana Jurupa Hills Project 2025A (AG) (NR/AA)
200,000	5.000		09/01/2033	223,949
California Public Finance Authority Health Care Facilities RB Series 2025A (Baa1/NR)
100,000	5.000		11/01/2054	98,828
California Public Finance Authority RB Henry Mayo Newhall Hospital Series 2021A (Fixed Mode) (NR/BBB)
360,000	4.000		10/15/2028	364,000
California Public Finance Authority RB Henry Mayo Newhall Hospital Series 2021B (NR/BBB)
680,000	4.000	(d)(e)	10/15/2051	655,856
California School Finance Authority Charter School RB Classical Academies Project Series 2020A (NR/BBB-)
120,000	3.000	(a)	10/01/2030	115,251
California School Finance Authority Charter School RB for Envision Education – Obligated Group Series 2024A (NR/B+)
720,000	5.000	(a)	06/01/2034	724,691

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California School Finance Authority Charter School RB Hawking Steam Charter School Project Series 2022 (NR/BB+)
$1,000,000	5.000	%(a)	07/01/2042	$1,000,002
California School Finance Authority Charter School RB Larchmont Charter School Project Series 2026 (NR/BB+)
295,000	5.750	(a)	06/01/2046	303,183
California School Finance Authority RB for Classical Academy Obligated Group Series 2020 A (NR/BBB-)
500,000	5.000	(a)	10/01/2040	492,865
California School Finance Authority RB for Classical Academy Obligated Group Series 2021 A (NR/BBB-)
240,000	3.000	(a)	10/01/2031	227,418
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (NR/BB+)
500,000	5.000	(a)	07/01/2040	482,240
California School Finance Authority School Facility RB Value Schools Series 2020A (NR/BBB-)
130,000	3.250	(a)	07/01/2030	126,317
California School Finance Authority School Facility Refunding RB Value Schools Series 2023A (ST INTERCEPT) (NR/BBB-)
545,000	5.000	(a)	07/01/2040	542,384
California State GO Refunding Bonds 2007 (AG) (Aa2/AA)
1,000,000	5.250		08/01/2032	1,108,396
California Statewide Communities Development Authorit RB John Muir Health Series 2016A (A2/A)
1,000,000	5.000		08/15/2051	987,656
California Statewide Communities Development Authority Community Facilities District No. 2023-08 San Juan Oaks Improvement Area No. 1 Special Tax Bonds Series 2025 (NR/NR)
550,000	5.000		09/01/2040	553,278
California Statewide Communities Development Authority Infrastructure Program RB for Pacific Highlands Ranch Series 2019 (NR/NR)
875,000	5.000		09/02/2034	897,319
595,000	5.000		09/02/2039	599,755
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/BBB+)
750,000	5.000		09/02/2033	767,264
California Statewide Communities Development Authority Kaiser Permanente RB Series 2004J (NR/AA-)
200,000	5.000	(d)(e)	04/01/2036	212,307
California Statewide Communities Development Authority Kaiser Permanente RB Series 2009C Sub-Series C-3 (NR/AA-)
125,000	5.000	(d)(e)	04/01/2045	132,692
California Statewide Communities Development Authority Open Pace Property Assessed Clean Energy Limited Obligation Improvement Bonds Series 2026 (NR/NR)
340,000	5.000	(a)	09/02/2045	335,441
California Statewide Communities Development Authority Open Pace Property Assessed Clean Energy Limited Obligation Improvement Bonds Series 2026 Greenrock Hr Ontario Hotel Project (Tax-Exempt) (NR/NR)
585,000	5.125	(a)	09/02/2048	579,406
California Statewide Communities Development Authority RB Adventist Health System West Series 2018A (NR/BBB+)
590,000	3.500		03/01/2038	520,832

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2016A (NR/BB+)
$500,000	5.000	%(a)	12/01/2046	$500,506
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (NR/BBB)
300,000	5.000		08/01/2029	306,702
California Statewide Communities Development Authority RB Front Porch Communities and Services Series 2017A (NR/A-)
225,000	5.000		04/01/2047	223,466
California Statewide Communities Development Authority RB Green Bonds for Marin General Hospital Series 2018A (NR/BBB)
65,000	5.000		08/01/2028	66,558
California Statewide Communities Development Authority RB John Muir Health Series 2024A (NR/A)
1,000,000	5.000		12/01/2041	1,058,737
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (NR/A-)
460,000	5.000		04/01/2030	464,053
135,000	5.000		04/01/2031	136,110
385,000	4.000		04/01/2032	385,758
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB+)
350,000	5.500		12/01/2054	350,052
California Statewide Communities Development Authority Special Assessment Bond Series 2020 (NR/NR)
915,000	4.000		09/02/2028	917,677
1,250,000	5.000		09/02/2040	1,267,740
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (Baa1/NR)
975,000	5.000		05/15/2042	977,766
California Statewide Communities Development Authority Student Housing Refunding RB for University of California Irvine East Campus Apartments Series 2016 (Baa1/NR)
500,000	5.000		05/15/2040	500,201
California Statewide Communities Development Authority Student Residence RB Series 2026A Tax Exempt (NR/NR)
175,000	5.850	(a)	09/02/2045	176,965
Campbell Union High School District Santa Clara County California 2026 Refunding GO Bonds Series B (NR/AAA)
400,000	5.000	(h)	08/01/2030	431,150
Carlsbad Unified School District San Diego County California Election of 2018 GO Bonds Series B (NR/AA)
215,000	3.000		08/01/2046	164,791
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2021 (NR/NR)
1,000,000	4.000		09/01/2041	884,795
City and County of San Francisco Infrastructure and Revitalization Financing District No. 1 Treasure Island Tax Increment RB Series 2025A (NR/NR)
1,200,000	5.000	(a)	09/01/2035	1,233,333

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
City and County of San Francisco Multifamily Housing RB Sunnydale Hope SF Block 9 Series 2025B-2 (Aa1/NR)
$250,000	3.350	%(d)(e)	08/01/2029	$251,927
City of Chino CA Community Facilities District No. 2003-3 Special Tax for Improvement Area No. 7 Series 2020 (NR/NR)
1,275,000	4.000		09/01/2032	1,284,366
City of Glendale California Electric RB 2025 Series (Aa3/NR)
1,250,000	5.000		02/01/2049	1,293,667
1,000,000	5.000		02/01/2055	1,034,805
City of Glendale California Electric RB, 2024 Series (NR/A+)
140,000	5.000		02/01/2039	150,389
City of Los Angeles Department of Airports International Airport Series RB 2022 Series G (AMT) (Aa2/AA)
750,000	5.000		05/15/2028	774,909
City of Newport Beach Assessment District No. 124 Limited Obligation Improvement Bonds 2023 Series A (NR/NR)
725,000	5.000		09/02/2043	735,083
City of Palm Desert Community Facilities District No. 2005-1 University Park California Special Tax Refunding Bonds Series 2021A (NR/NR)
190,000	4.000		09/01/2030	192,714
215,000	4.000		09/01/2033	215,921
250,000	4.000		09/01/2036	245,102
City of Palm Desert Section 29 Assessment District No. 2004-02 Special Assessment Refunding Bonds Series 2021 (NR/NR)
155,000	4.000		09/02/2026	155,003
700,000	4.000		09/02/2031	708,332
City of Roseville Special Tax The Ranch at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
175,000	4.000		09/01/2035	175,069
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
345,000	4.000		09/01/2038	332,160
City of Sacramento California Water RB Series 2017 (NR/AA)
1,000,000	5.250		09/01/2047	1,010,243
City of Sacramento Railyards Community Facilities District No. 2018-01 Improvements Special Tax Bonds Series 2022 (NR/NR)
600,000	5.375	(a)	09/01/2052	580,153
City of San Jose California GO Bonds Disaster Preparedness Public Safety and Infrastructure Series 2025A (Aa1/AA+)
1,000,000	5.000		09/01/2055	1,039,425
City of Santa Paula Special Tax for Harvest Community Facilities District No. 1 Series 2020 (NR/NR)
1,000,000	5.000		09/01/2040	1,012,015
City of Tulare California Sewer Revenue Refunding Bonds, Series 2015 (AG) (A1/AA)
870,000	5.000		11/15/2033	871,395
City of Vernon Electric System RB 2021 Series A (A3/A)
100,000	5.000		04/01/2028	102,781
Community Facilities District No. 1997-1 Schools Infrastructure Financing Agency County of Stanislaus State of California Special Tax Bonds Series 2025 (AG) (NR/AA)
150,000	5.000		09/01/2045	157,304
Community Facilities District No. 2020-2 Countryview of The Romoland School District Improvement Area No. 1 Series 2025 Special Tax Bonds (NR/NR)
100,000	5.000		09/01/2040	101,933

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Community Facilities District No. 2021-1 of The Temecula Valley Unified School District Special Tax Bonds Series 2024 (NR/NR)
$100,000	5.000%		09/01/2049	$97,252
Community Facilities District No. 2023-2 Cimarron Ridge of The City of Menifee Improvement Area No. 1 Special Tax Bonds Series 2025A (NR/NR)
260,000	5.000		09/01/2035	269,183
Contra Costa Transportation Authority Sales Tax RB Limited Tax Bonds Refunding Bonds Series 2018B (NR/AAA)
135,000	5.000		03/01/2030	136,692
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
725,000	5.000		09/01/2039	729,233
200,000	4.000		09/01/2045	172,982
County of Sacramento Airport System Senior RB Series 2025A (AMT) (A2/A+)
1,000,000	5.000		07/01/2037	1,073,062
County of Sacramento RB Refunding for Airport System Series 2018 C (A2/A+)
1,000,000	5.000		07/01/2039	1,014,663
CSCDA Community Improvement Authority Essential Housing Senior Lien RB Series 2021A-1 (NR/NR)
200,000	3.600	(a)	05/01/2047	165,576
Cypress California Elem School District GO School District Bonds 2009A (AG) (A1/AA)
115,000	0.000	(c)	08/01/2032	94,805
Department of Airports of The City of Los Angeles California Los Angeles International Airport Senior Refunding RB 2018 Series B (Amt) (Aa2/AA)
100,000	5.000		05/15/2027	101,552
Department of Airports of the City of Los Angeles California Los Angeles International Airport Subordinate RB 2017 Series A (AMT) (Aa3/AA-)
1,000,000	5.000		05/15/2037	1,008,618
Department of Airports of The City of Los Angeles California Los Angeles International Airport Subordinate RB 2021 Series D (NR/NR)
10,000	5.000		05/15/2031	10,800
Department of Airports of The City of Los Angeles California Los Angeles International Airport Subordinate Revenue and Refunding RB 2021 Series A (Aa3/AA-)
100,000	5.000		05/15/2037	104,320
Department of Airports of The City of Los Angeles LAX Subordinate RB 2022 Series A (Private Activity/AMT) (Aa3/AA-)
310,000	4.000		05/15/2049	271,382
Department of Airports of The City of Los Angeles, California Los Angeles International Airport Subordinate RB 2018 Series D (AMT) (Aa3/AA-)
260,000	5.000		05/15/2031	271,619
Department of Water and Power of The City of Los Angeles California Water System RB 2026 Series A (Aa3/NR)
400,000	5.000		07/01/2044	416,404
Department of Water and Power of The City of Los Angeles Power System RB 2018 Series D (Aa3/A)
1,260,000	5.000		07/01/2048	1,268,949

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Department of Water and Power of The City of Los Angeles Power System RB 2025 Series A (Aa3/NR)
$310,000	5.000%		07/01/2028	$318,978
Department of Water and Power of The City of Los Angeles Power System RB 2025 Series C (Aa3/NR)
200,000	5.000		07/01/2030	212,758
Department of Water and Power of The City of Los Angeles Water System RB 2025 Series A (Aa3/NR)
1,000,000	5.000		01/01/2030	1,056,190
Downey Unified School District California Election of 2014 GO Bonds Series C (NR/AA-)
170,000	3.000		08/01/2048	126,555
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
575,000	5.000		09/01/2027	580,478
East Bay Municipal Utility District Alameda and Contra Costa Counties California Wastewater System Revenue Refunding Bonds Series 2015A-2 (Aa1/AAA)
100,000	5.000		06/01/2038	115,787
East Bay Regional Park District 2024 Promissory Notes (Aaa/AAA)
100,000	4.000		05/01/2043	98,459
East County AWP Joint Powers Authority Tax Exempt Interim Notes Series 2024A Subseries A-1 (NR/NR)
1,225,000	3.125		09/01/2026	1,225,000
East Side Union High School District Santa Clara County California 2015 GO Refunding Bonds (Aa3/A+)
400,000	3.750		08/01/2038	400,282
Eastern Foothill Transportation Corridor Agency Senior Lien Toll Road Refunding RB Series 1995A (NR/AA+)
105,000	0.000	(c)	01/01/2028	101,682
El Centro Elementary School District Imperial County California 2025 GO Bond Anticipation Notes Series A-2 (NR/A+)
150,000	5.000		06/15/2030	162,454
El Centro Elementary School District Imperial County California 2025 GO Bond Anticipation Notes Series B-2 (NR/A+)
200,000	5.000		06/15/2030	216,606
El Monte City School District Los Angeles California Election of 2008 GO Bonds Series B (A1/A+)
100,000	0.000	(c)	08/01/2039	57,701
El Monte Union High School District Los Angeles County California Election of 2018 GO Bonds Series D (Aa3/NR)
800,000	5.000		06/01/2041	867,820
500,000	5.250		06/01/2045	540,723
El Rancho California University School Dist GO School Bonds 2008E (AG) (NR/AA)
130,000	0.000	(c)	08/01/2033	102,269
Elk Grove Finance Authority California Special Tax RB Series 2024 (NR/NR)
200,000	5.000		09/01/2039	203,819
Equitable School Revolving Fund California Infrastructure and Economic Development Bank Series 2024 B (Social Bonds) (NR/A+)
100,000	5.000		11/01/2029	105,324
1,655,000	5.000		11/01/2049	1,677,448
Eureka California University School District Go Bonds Election of 2002 2005 (NATL) (Baa3/A+)
180,000	0.000	(c)	08/01/2038	108,049
900,000	0.000	(c)	08/01/2039	507,626

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL) (Aa2/AA-)
$100,000	0.000	%(c)	10/01/2032	$81,999
Folsom Ranch Financing Authority, Community Facilities District No. 18 Folsom Plan Area-Wide Improvements and Services Special Tax RB Series 2024 (NR/NR)
100,000	5.000		09/01/2028	103,234
Foothill-De Anza California Community College Dist G.O. Bonds Electricity 99 2000 A (NATL) (Aaa/AAA)
110,000	0.000	(c)	08/01/2027	107,581
Fruitvale School District California GO Bonds Election of 2016 Series B (BAM) (NR/AA)
210,000	3.000		08/01/2047	155,489
Gavilan Joint Community College District Santa Clara and San Benito Counties California Election of 2018 GO Bonds Series B (Aa3/AA)
265,000	3.000		08/01/2050	190,375
Glendora California University School District GO School Bonds 2009B (AG) (Aa3/AA)
225,000	0.000	(c)	08/01/2033	179,551
Harbor Department of The City of Los Angeles Refunding RB 2024 Series A-2 (AMT) (Aa2/AA+)
685,000	5.000		08/01/2036	736,294
Imperial Irrigation District Electric System Refunding RB Series 2016B-1 (NR/AA-)
905,000	5.000		11/01/2046	906,319
Independent Cities Finance Authority City of Compton California Sales Tax RB Series 2021 (AG) (NR/AA)
150,000	4.000	(a)	06/01/2041	142,719
Independent Cities Finance Authority RB for City of Compton Sales Tax Series 2021 (AG) (NR/AA)
665,000	4.000	(a)	06/01/2036	654,851
Inglewood Joint Powers Authority Los Angeles County California Lease RB Series 2025 (BAM) (NR/AA)
1,000,000	5.250		08/01/2050	1,050,144
Irvine Facilities Financing Authority Gateway Preserve Land Acquisition Project Lease RB, Series 2023A (NR/AA+)
850,000	5.250		05/01/2048	859,976
Irvine Unified School District Community Facilities District No. 09-1 Special Tax Bonds Series 2017 A (NR/NR)
690,000	5.000		09/01/2042	690,753
Irvine Unified School District Community Facilities District Number 09-1 Special Tax Bonds Series 2019A (NR/NR)
215,000	4.000		09/01/2039	203,678
Irvine Unified School District Financing Authority California Special Tax Revenue Refunding Bonds Series 2026 (BAM) (NR/AA)
500,000	5.000		09/01/2028	522,786
500,000	5.000		09/01/2029	531,737
425,000	5.000		09/01/2030	458,092
Kern California Community College District Election 2016 Go Bonds Facilities Improvment District No 1 C (BAM-TCRS) (Aa2/AA)
130,000	3.000		08/01/2046	99,965
Lake Tahoe Unified School District GO Bonds Election of 2008 Series 2010 (AGM) (A1/AA)
100,000	0.000	(c)	08/01/2031	85,770

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Lone Pine Unified School District Inyo County California General Obligation Bonds, Election of 2024 Series 2025 (NR/A+)
$250,000	5.500%		08/01/2054	$258,328
Los Angeles California University School District CTFS Partner Co Op 2023 A Green Bond (A2/NR)
50,000	5.000		10/01/2027	51,286
Los Angeles California University School District CTFS Partner Co Op 2023 A Green Bond (NR/NR)
75,000	5.000		10/01/2027	77,198
Los Angeles County Metropolitan Transportation Authority Toll Revenue First Lien Bonds Series 2026-A (Baa2/NR)
350,000	5.000	(h)	06/01/2038	379,114
1,350,000	5.000	(h)	06/01/2046	1,390,192
Los Angeles County Public Works Financing Authority Lease RB 2024 Series H (NR/AA+)
230,000	5.000		12/01/2028	242,875
Los Angeles County Public Works Financing Authority Lease RB 2025 Series J (NR/AA+)
1,000,000	5.250		12/01/2050	1,060,147
Los Angeles County Public Works Financing Authority Los Angeles County Public Works Financing Authority Lease RB Multiple Capital Projects I 2010 Series B (Aa2/AA+)
2,160,000	7.488		08/01/2033	2,369,089
Los Angeles Department of Airports RB Senior Refunding Series 2018 B (Aa2/AA)
1,000,000	5.000		05/15/2034	1,023,159
Los Angeles Unified School District County of Los Angeles California Election of 2024 GO Bonds US Series A-1 2025 (Aa3/NR)
250,000	5.000		07/01/2037	277,291
Los Angeles Unified School District County of Los Angeles California GO Bonds Series Qrr (Aa3/NR)
640,000	5.000		07/01/2043	678,234
600,000	5.000		07/01/2045	631,247
Menifee Union School District Riverside County California 2020 GO Bonds Series C (AG) (Aa2/AA)
215,000	3.000		08/01/2045	168,020
Menlo Park City School District County of San Mateo 2015 GO Refunding Bonds Capital Appreciation Bonds (Aaa/AAA)
1,000,000	0.000	(c)	07/01/2033	760,994
Merced Union High School District Merced County California GO Refunding Bonds Series 2025 (Aa2/NR)
195,000	5.000		08/01/2036	222,151
Modesto Financing Authority Domestic Project RB 2007F (NATL) (Baa3/AA) (3M USD SOFR + 0.63%)
50,000	3.257	(f)	09/01/2037	48,978
Montebello Public Financing Authority Lease Revenue Refunding Bonds 2026 Series A Montebello Home2 Suites By Hilton Hotel Project (NR/A+)
1,000,000	4.000	(h)	06/01/2041	946,943
Moreno Valley Public Financing Authority Electric System RB Series 2026A (AG) (NR/AA)
740,000	5.250		05/01/2046	796,627
Msr Energy Authority California Gas RB Series 2009A Modesto (NR/BBB+)
95,000	6.125		11/01/2029	98,758

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Municipal Improvement Corporation of Los Angeles Lease RB Series 2020-A (NR/A+)
$140,000	5.000%		11/01/2026	$140,533
Municipal Improvement Corporation of Los Angeles Lease RB Series 2023-A (A1/NR)
120,000	5.000		05/01/2028	124,775
Municipal Improvement Corporation of Los Angeles Lease RB Series 2025-A (NR/A+)
1,000,000	5.250		05/01/2050	1,041,266
Municipal Improvement Corporation of Los Angeles Series 2016-B (NR/A+)
120,000	5.000		11/01/2027	120,508
Needles Unified School District San Bernardino County Ca Go Bonds Election of 2008 Series 2011B (AGM) (A1/AA)
815,000	0.000	(b)	08/01/2041	675,850
Orcutt Union School District California Election of 2016 GO Bonds Series B (NR/AA-)
100,000	3.000		08/01/2049	73,219
Oxnard School District Ventura County California 2026 GO Bond Anticipation Notes (NR/A+)
1,500,000	0.000	(c)	02/01/2031	1,296,182
Palomar Health Certificates of Participation Evidencing Proportionate Undivided Ownership Interests of the Holders thereof in Installment Payments to be Paid Series 2022A (AGM) (A1/AA)
100,000	5.250		11/01/2035	103,677
Pomona Unified School District Los Angeles County California GO Bonds 2016 Election Series F (BAM) (Aa3/AA)
130,000	3.000		08/01/2048	97,104
Poway Unified School District GO Bonds Capital Appreciation for School Facility Improvement Series 2011 B (Aa2/AA-)
2,120,000	0.000	(c)	08/01/2040	1,181,134
Public Facilities Financing Authority of The City of San Diego Senior Water RB Series 2020A (Aa3/NR)
135,000	3.000		08/01/2049	99,230
Redding Joint Powers Financing Authority Electric System RB 2025 Series A (NR/NR)
1,160,000	5.000		06/01/2055	1,177,560
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax series 2022 (NR/NR)
100,000	5.750		09/01/2052	100,814
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (NR/A+)
100,000	0.000	(c)	10/01/2038	59,647
260,000	0.000	(c)	10/01/2042	124,012
Riverside County Transportation Commission Toll Revenue Senior Lien Refunding Bonds 2021 Series B-1 (NR/A)
310,000	4.000		06/01/2037	314,702
410,000	4.000		06/01/2038	412,239
530,000	4.000		06/01/2039	529,645
Riverside Public Financing Authority Lease RB Series 2025A (NR/AA-)
200,000	5.000		11/01/2034	228,491
Riverside Unified School District Financing Authority California 2024 Special Tax Refunding RB (BAM) (NR/AA)
100,000	5.000		09/01/2035	113,832

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Sacramento City Unified School District 2024 GO Bonds for Election of 2020 Measure H 2024 Series B (AGM) (A1/AA)
$100,000	4.000%		08/01/2048	$88,825
San Bernardino City Unified School District Certificates of Participation 2025 Financing (AG) (NR/AA)
200,000	4.375		10/01/2043	201,718
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (A1/NR)
250,000	5.000		07/01/2028	259,436
150,000	4.000		07/01/2046	134,995
945,000	4.000		07/01/2051	817,569
San Diego Unified School District 2010 GO Bonds (Aa2/AA-)
900,000	0.000	(c)	07/01/2043	437,299
San Francisco Community College District City and County of San Francisco California Election of 2020 GO Bonds Series B (BAM) (A1/AA)
100,000	5.250		06/15/2049	105,100
San Jacinto Unified School District Financing Authority Special Tax RB Series 2019 (NR/NR)
500,000	5.000		09/01/2036	507,890
San Joaquin Hills Transportation Corridor Agency RB Refunding for Junior Lien Toll Road Series 2014B (NR/A-)
100,000	5.250		01/15/2049	100,028
San Leandro Public Financing Authority 2018 Lease RB (NR/AA-)
150,000	5.000		11/01/2043	150,229
San Mateo Union High School District San Mateo County California 2026 General Obligation Refunding Bonds (Forward Delivery) (Aaa/NR)
1,125,000	5.000		09/01/2032	1,270,082
Santa Paula City of Harvest Community Facilities District Number 1 Improvement Area A Special Tax Bonds Series 2020 (NR/NR)
600,000	5.000		09/01/2035	617,967
Santa Rita Union Elementary School District School Facilities Improvement District No. 2022-1 Monterey County, California 2025 GO Bond Anticipation Notes (Aa3/NR)
1,500,000	0.000	(c)	08/01/2030	1,317,475
School Facilities Improvement District No. 2011-1 of Newhall School District Los Angeles California 2026 Refunding GO Bonds (Aa2/NR)
1,000,000	5.000	(h)	08/01/2036	1,132,342
Solano California Community College District Election 2012 Go Bonds E (AG-CR) (NR/AA)
375,000	3.500		08/01/2046	316,925
Southern California Logistics Airport Authority Junior Lien Tax Allocation Refunding Bonds Series 2025A (AG) (NR/AA)
1,150,000	5.000		12/01/2042	1,244,886
Southern California Public Power Authority A Public Entity Organized Under The Laws of The State of California Southern Transmission System Renewal Project RB 2025-2 (Aa3/NR)
640,000	5.000	(d)(e)	07/01/2053	666,158
State of California GO Bonds Various Purpose General Obligation Refunding Bonds (Aa2/AA-)
100,000	5.000		03/01/2035	105,818
State of California GO Bonds Various Purpose GO Refunding Bonds (Aa2/AA-)
1,000,000	5.000	(h)	08/01/2028	1,045,347
1,000,000	5.000	(h)	08/01/2029	1,063,961

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
State of California GO Bonds Various Purpose GO Refunding Bonds (Aa2/AA-) – (continued)
$1,000,000	5.000	%(h)	08/01/2030	$1,080,406
State Public Works Board of The State of California Lease RB for Various Capital Projects Series 2023 D (Aa3/A+)
100,000	5.500		11/01/2028	106,119
Successor Agency to The Redevelopment Agency of The City and County of San Francisco 2016 Series A Tax Allocation Refunding Bonds (Mission Bay North Redevelopment Project) (NR/A)
790,000	5.000		08/01/2035	790,938
Sunol Glen Unified School District Alameda County California 2026 General Obligation Bond Anticipation Notes (NR/AA)
1,600,000	0.000	(c)	02/01/2031	1,373,658
Tahoe Forest Hospital District Placer and Nevada Counties 2019 GO Refunding Bonds (A1/NR)
410,000	3.000		08/01/2042	320,479
Tahoe Forest Hospital District Placer and Nevada Counties California 2015 GO Refunding Bonds (A1/NR)
315,000	3.500		08/01/2038	281,641
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements series 2024-A (NR/NR)
100,000	5.000		09/01/2042	101,271
The Regents of The University of California General RB 2024 Series BS (Aa2/AA)
1,000,000	5.000		05/15/2037	1,097,465
The Regents of The University of California General RB 2025 Series CA (Aa2/AA)
925,000	5.000		05/15/2038	1,015,438
Tobacco Securitization Authority of Southern California Tobacco Settlement Asset-Backed Refunding Bonds Series 2019 (NR/A-)
500,000	5.000		06/01/2035	526,404
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (NR/NR)
1,210,000	5.000		10/01/2037	1,226,159
Trustees of The California State University Systemwide RB Series 2017A (Aa2/AA-)
600,000	5.000		11/01/2047	603,863
Trustees of The California State University Systemwide RB Series 2026B-3 (Aa2/AA-)
1,250,000	3.150	(d)(e)	11/01/2051	1,238,015
Tulare County Transportation Authority Sales Tax RB Limited Tax Bonds Series 2020 (NR/AA)
105,000	4.000		02/01/2034	108,549

Tulare Joint Union High School District 2025 Certificates of Participation Evidencing the Direct, Undivided Fractional Interests of the Owners Thereof in Lease Payments to be made by the Tulare Joint Union High School District to the Local Facilities Fina (AG) (NR/AA)

200,000	5.000		06/01/2035	209,132
Turlock Irrigation District First Priority Subordinated Revenue Refunding Bonds, Series 2016 (NR/AA-)
350,000	5.000		01/01/2046	350,861
Union Elementary School District Santa Clara County Election of 2014 GO Bonds Series A (Aa1/AA+)
240,000	3.125		09/01/2039	212,246

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
West Hollywood Public Financing Authority 2020 Lease RB Series A (NR/AA+)
$315,000	3.000%	04/01/2039	$276,340
Western Riverside Water and Wastewater Financing Authority Local Agency Revenue Refunding Bonds 2025 Series A (AG) (NR/AA)
200,000	5.000	09/01/2036	227,918

			161,870,693

Guam - 4.3%
A.B. Won Pat International Airport Authority Guam General RB 2024 Series B (NON-AMT) (Baa2/NR)
100,000	5.000	10/01/2030	106,153
300,000	5.000	10/01/2033	324,191
150,000	5.000	10/01/2035	160,799
200,000	5.000	10/01/2038	208,704
A.B. Won Pat International Airport Authority, Guam General RB 2024 Series B (NON-AMT) (Baa2/NR)
100,000	5.000	10/01/2037	105,283
125,000	5.000	10/01/2039	129,180
Government of Guam Business Privilege Tax Refunding Bonds Series 2021F Tax-Exempt Forward Delivery (Baa3/NR)
600,000	5.000	01/01/2028	614,121
Government of Guam Business Privilege Tax Refunding Bonds, Series 2025G (Baa3/NR)
400,000	5.000	01/01/2028	409,397
Government of Guam Hotel Occupancy Tax Revenue Refunding Bonds Series 2021A (Baa3/NR)
500,000	5.000	11/01/2028	517,348
Government of Guam Limited Obligation Section 30 Bonds Series 2016A (NR/BB+)
100,000	5.000	12/01/2035	100,129
Guam Government RB Refunding Series 2021 F (Baa3/NR)
400,000	5.000	01/01/2030	420,403
100,000	4.000	01/01/2042	92,012
Guam Power Authority / Revenue Refunding Bonds, 2022 Series A (Tax-Exempt Forward Delivery) (Baa2/BBB)
100,000	5.000	10/01/2034	105,465
Guam Power Authority Revenue Refunding Bonds 2022 Series A (Baa2/BBB)
200,000	5.000	10/01/2031	211,315
Guam Power Authority Revenue Refunding Bonds, 2022 Series A (Baa2/BBB)
1,000,000	5.000	10/01/2032	1,062,514
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2024B (Baa2/A-)
110,000	5.000	07/01/2029	114,919
Guam Waterworks Authority Water and Wastewater System RB Series 2025A (Baa2/A-)
1,570,000	5.000	07/01/2034	1,692,397
500,000	5.250	07/01/2050	504,119
Port Authority of Guam Port RB, 2018 Series B (AMT) (Baa2/A)
30,000	5.000	07/01/2037	30,324
Port Authority of Guam Private Activity RB Series 2018 B (Baa2/A)
225,000	5.000	07/01/2036	227,774
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (Baa3/NR)
300,000	5.000	11/01/2027	305,860

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Guam – (continued)
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (Baa3/NR) – (continued)
$425,000	5.000%		11/01/2030	$448,420

				7,890,827

Puerto Rico - 6.2%
Municipality of San Juan State of Puerto Rico 2026 GO Bonds Tax-Exempt Bonds Series A (Baa3/NR)
300,000	5.000		07/01/2046	305,020
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)
1,000,000	5.000	(a)	07/01/2047	1,005,099
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
111,000	0.000	(c)	07/01/2033	81,117
50,000	4.000		07/01/2033	49,826
1,430,000	4.000		07/01/2037	1,387,059
Puerto Rico Electric Power Authority Power RB Series 2012A (NR/NR)
600,000	5.000	*	07/01/2029	444,750
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AG) (A1/AA) (3M USD SOFR + 0.52%)
425,000	3.196	(f)	07/01/2029	420,517
Puerto Rico Electricity Power Authority Power RB 2010 AAA (NR/NR)
700,000	5.250	*	07/01/2027	518,875
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Restructured Bonds Series A-2 (NR/NR)
601,000	4.329		07/01/2040	588,271
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
301,000	0.000	(c)	07/01/2027	293,013
1,633,000	0.000	(c)	07/01/2029	1,488,323
146,000	0.000	(c)	07/01/2031	124,661
672,000	0.000	(c)	07/01/2033	532,265
377,000	0.000	(c)	07/01/2046	135,701
2,075,000	0.000	(c)	07/01/2051	543,822
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
2,422,000	4.329		07/01/2040	2,370,701
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
295,000	5.000		07/01/2058	286,293
Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Restructured Bonds Series A-1 (NR/NR)
1,000,000	4.550		07/01/2040	990,196

				11,565,509

Virgin Islands - 1.1%
Matching Fund Special Purpose Securitization Corp. Matching Fund Securitization Bonds Series 2022A (NR/NR)
1,500,000	5.000		10/01/2039	1,532,156
Matching Fund Special Purpose Securitization Corporation Matching Fund Securitization Bonds Series 2022A (NR/NR)
100,000	5.000		10/01/2028	102,701

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Virgin Islands – (continued)
Virgin Islands Transportation & Infrastructure Corporation Grant Anticipation RB Federal Highway Grant Anticipation Revenue Loan Note Series 2025 (NR/A)
$250,000	5.000%		09/01/2030	$263,472
Virgin Islands Transportation & Infrastructure Corporation Grant Anticipation RB Federal Highway Grant Anticipation Revenue Loan Note, Series 2025 (NR/A)
150,000	5.000		09/01/2044	155,194

				2,053,523

TOTAL MUNICIPAL BONDS (Cost $183,894,484)				184,536,288

Shares	Dividend Rate			Value

Investment Company - 3.2%(i)
Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Shares
6,031,086	3.571	%(j)		6,031,086
(Cost $6,031,086)

TOTAL INVESTMENTS - 102.4% (Cost $189,925,570)				$190,567,374

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.4)%				(4,548,316)

NET ASSETS - 100.0%				$186,019,058

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Zero coupon bond until next reset date.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2026.
(f)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2026.
(g)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(h)	When-issued security.
(i)	Represents an affiliated issuer.
(j)	Represents 1-day yield at August 31, 2026.

Security ratings disclosed, if any, are issued by either S&P Global Ratings, Moody’s Investor Service or Fitch Ratings and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	- Insured by Assured Guaranty Corp.
AGM	- Insured by Assured Guaranty Municipal Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
FGIC	- Insured by Financial Guaranty Insurance Co.
FNMA	- Insured by Federal National Mortgage Association
GO	- General Obligation
HUD SECT 8	- Hud Section 8
LP	- Limited Partnership
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bond
RR	- Revenue Refunding
SIFMA	- Securities Industry and Financial Markets Association
SOFR	- Secured Overnight Financing Rate
ST INTERCEPT	- State Aid Intercept
TCRS	- Transferable Custody Receipts
USD	- United States Dollar

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
U.S. Treasury Ultra Bond	(31)	12/21/26	$(3,416,781)	$40,654

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS DYNAMIC NEW YORK MUNICIPAL INCOME ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds - 95.9%

Alabama - 0.3%
Southeast Alabama Gas Supply District Gas Supply RB Refunding Series 2024B (A1/NR)
$125,000	5.000	%(a)(b)	06/01/2049	$129,961

American Samoa - 0.5%
American Samoa Economic Development Authority General RB Series 2025B (Ba3/NR)
225,000	5.250	(c)	09/01/2045	219,443

Guam - 3.8%
A.B. Won Pat International Airport Authority Guam General RB 2024 Series B (NON-AMT) (Baa2/NR)
250,000	5.000		10/01/2032	268,857
Government of Guam Business Privilege Tax Refunding Bonds, Series 2025G (Baa3/NR)
125,000	5.000		01/01/2028	127,937
Government of Guam Hotel Occupancy Tax Revenue Refunding Bonds Series 2021A (Baa3/NR)
100,000	5.000		11/01/2035	103,218
Guam Government RB Refunding Series 2021 F (Baa3/NR)
100,000	4.000		01/01/2042	92,012
Guam Power Authority / Revenue Refunding Bonds, 2022 Series A (Tax-Exempt Forward Delivery) (Baa2/BBB)
100,000	5.000		10/01/2034	105,465
Guam Power Authority Revenue Refunding Bonds 2022 Series A (Baa2/BBB)
50,000	5.000		10/01/2031	52,829
Guam Power Authority Revenue Refunding Bonds, 2022 Series A (Baa2/BBB)
100,000	5.000		10/01/2032	106,251
Guam Waterworks Authority Water and Wastewater System RB Series 2025A (Baa2/A-)
350,000	5.000		07/01/2032	374,391
Port Authority of Guam Port RB 2018 Series B Private Activity (AMT) (Baa2/A)
100,000	5.000		07/01/2032	101,761
Port Authority of Guam Private Activity RB Series 2018 B (Baa2/A)
100,000	5.000		07/01/2031	101,894
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (Baa3/NR)
50,000	5.000		11/01/2027	50,977
100,000	5.000		11/01/2029	104,610

				1,590,202

New York - 82.8%
Allegany County Capital Resource Corp. RB for Alfred University Project Series 2024 (NR/BBB+)
200,000	5.250		04/01/2039	206,256
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AG) (A1/AA)
340,000	3.000		07/15/2043	250,486
Brooklyn Arena Local Development Corp. Pilot Revenue Refunding Bonds for Barclays Center Series 2016A (Ba1/NR)
255,000	5.000		07/15/2042	255,111
Brooklyn Arena Local Development Corp. RB for Brooklyn Events Center LLC Series 2009 (Ba1/NR)
75,000	0.000	(d)	07/15/2046	27,533

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Buffalo and Erie County Industrial Land Development Corporation Canisius University Project Tax-Exempt RB Series 2025 (NR/BBB)
$150,000	6.250%		05/01/2045	$155,977
Build NYC Resource Corp. RB for Academic Leadership Charter School Series 2021 (NR/BBB-)
100,000	4.000		06/15/2027	100,318
100,000	4.000		06/15/2028	99,776
Build NYC Resource Corp. RB for Bay Ridge Preparatory School Project Series 2024 (NR/BB)
100,000	5.000	(c)	09/01/2039	98,584
Build NYC Resource Corp. RB Urban Resource Institute Project, Series 2025A (NR/A+)
285,000	4.125		12/01/2035	287,820
Build NYC Resource Corp. Tax-Exempt RB Success Academy Charter Schools Project, Series 2024 (NR/A-)
205,000	5.000		09/01/2035	215,256
Build NYC Resource Corporation Equality Charter School Project RB Series 2026A (NR/NR)
100,000	6.000	(e)	06/15/2056	98,642
Build NYC Resource Corporation RB Riverspring Health Senior Living Inc. Project Series 2026B-4 (NR/NR)
150,000	5.000		12/15/2031	149,854
Build NYC Resource Corporation RB The Young Men’s and Young Women’S Hebrew Association Project Series 2024 (NR/A-)
400,000	5.000		12/01/2027	410,568
Build NYC Resource Corporation RB, Manhattan College Project Series 2017 (NR/BBB-)
110,000	4.000		08/01/2042	89,234
Build NYC Resource Corporation Tax-Exempt RB Series 2021A (NR/BB+)
200,000	4.000	(c)	11/01/2051	154,712
Build NYC Resource Corporation Tax-Exempt RB Success Academy Charter Schools Project Series 2024 (NR/A-)
100,000	5.000		09/01/2032	106,541
City of Albany Capital Resource Corp. Tax-Exempt RB Kipp Capital Region Public Charter Schools Project Series 2024 (NR/BBB-)
145,000	4.000		06/01/2034	142,248
City of Albany Capital Resource Corporation Tax-Exempt RB Albany Medical Center Hospital Project Series 2025A (A2/A)
190,000	5.250		05/01/2044	202,089
City of Beacon New York Public Improvement Serial Bonds Series 2016A (NR/NR)
155,000	3.000		05/15/2033	137,780
City of Cohoes Albany County New York Bond Anticipation Notes 2026 (NR/NR)
250,000	4.000		08/20/2027	252,611
City of Troy Capital Resource Corp. Revenue Refunding Bonds for Rensselaer Polytechnic Institute Project Series 2020A (Forward Delivery) (A3/BBB+)
400,000	5.000		09/01/2037	411,817
City of Yonkers New York GO Serial Bonds 2026A (AG) (A1/AA)
400,000	5.000		02/01/2041	422,469
Clinton County Capital Resource Corp. (NR/A+)
100,000	5.000	(c)	07/01/2037	106,543

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC NEW YORK MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
County of Monroe Industrial Development Agency Multifamily Housing RB andrews Terrace Community Partners L.P. Project Series 2023B-1 (HUD SECT 8) (Aa1/NR)
$110,000	5.000	%(a)(b)	07/01/2028	$111,799
County of Monroe Industrial Development Agency School Facility RB for Rochester Schools Modernization Project Series 2018 (ST AID WITHHLDG) (Aa2/AA)
100,000	5.000		05/01/2028	103,979
County of Monroe Industrial Development Agency School Facility Revenue Refunding Bonds Rochester Schools Modernization Project Series 2026 (ST AID WITHHLDG) (Aa2/AA)
500,000	5.000		05/01/2030	538,502
County of Saratoga New York General Obligations Public Improvement Serial Bonds 2018 (NR/AA+)
250,000	3.250		10/15/2031	246,790
Dormitory Authority of The State of New York State Sales Tax RB, Series 2016A (A2/A)
250,000	5.000		07/01/2035	250,074
Dormitory Authority of The State of New York State Sales Tax RB, Series 2016A (Aa1/AA+)
350,000	5.000		03/15/2030	350,700
Dormitory Authority of The State of New York Icahn School of Medicine at Mount Sinai RB Series 2015A (Baa3/BBB)
135,000	4.000		07/01/2040	125,227
Dormitory Authority of the State of New York Maimonides Medical Center Fha-Insured Mortgage Hospital RB Series 2020 (FHA 241) (Aa1/AA+)
380,000	3.000		08/01/2040	321,594
Dormitory Authority of The State of New York Maimonides Medical Center Fha-Insured Mortgage Hospital RB Series 2020 (FHA 241) (Aa1/AA+)
170,000	3.000		08/01/2037	152,713
110,000	3.000		08/01/2039	95,143
Dormitory Authority of The State of New York Memorial Sloan- Kettering Cancer Center RB 2017 Series 1 (Aa3/AA-)
100,000	4.000		07/01/2036	98,541
Dormitory Authority of The State of New York Mount Sinai Obligated Group RB Series 2025 (Baa3/BBB)
200,000	5.000		07/01/2031	212,394
Dormitory Authority of The State of New York New York Institute of Technology RB Series 2024 (Baa2/BBB)
200,000	5.250		07/01/2049	200,541
Dormitory Authority of The State of New York New York State Sales Tax RB Series 2016A (Aa1/AA+)
250,000	5.000		03/15/2036	250,400
Dormitory Authority of the State of New York New York State Sales Tax RB Series 2018E (Tax-Exempt) Bidding Group 2 Bonds (Aa1/AA+)
280,000	5.000		03/15/2036	289,922
Dormitory Authority of The State of New York New York State Sales Tax RB Series 2018E Tax-Exempt Bidding Group 2 Bonds (Aa1/AA+)
125,000	5.000		03/15/2042	127,641
Dormitory Authority of The State of New York New York University RB Series 2026A (Aa2/AA-)
200,000	5.000		07/01/2032	222,217
Dormitory Authority of The State of New York Northwell Health Obligated Group RB Series 2024A (A3/A-)
120,000	5.250		05/01/2054	121,337

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Dormitory Authority of The State of New York Nysarc Inc. RB Series 2026A (Aa2/NR)
$200,000	3.200	%(a)(b)	05/01/2056	$198,689
Dormitory Authority of The State of New York Nyu Hospitals Center RB Series 2016A (A1/A+)
550,000	2.750		07/01/2035	496,868
Dormitory Authority of The State of New York NYU Hospitals Center RB Series 2016A (A1/A+)
50,000	4.000		07/01/2040	47,331
Dormitory Authority of The State of New York Pace University RB Series 2024A (Baa3/BBB-)
150,000	5.250		05/01/2044	152,093
Dormitory Authority of The State of New York Pace University RBy Series 2024A (Baa3/BBB-)
100,000	5.250		05/01/2041	102,343
Dormitory Authority of The State of New York Personal Income Tax RB General Purpose Series 2017B (Aa1/AA+)
140,000	5.000		02/15/2042	141,662
Dormitory Authority of The State of New York Pratt Institute RB Series 2016 (A2/NR)
460,000	3.000		07/01/2036	409,659
Dormitory Authority of The State of New York State Personal Income Tax RB General Purpose Series 2018A (Tax-Exempt) (Aa1/NR)
125,000	5.000		03/15/2035	125,197
Dormitory Authority of The State of New York State Personal Income Tax RB General Purpose Series 2025A (Aa1/NR)
150,000	5.000		03/15/2048	152,985
Dormitory Authority of the State of New York White Plains Hospital Obligated Group RB Series 2024 (AGC) (A1/AA)
250,000	5.250		10/01/2044	263,665
Dutchess County Local Development Corp. RB Nuvance Health Issue Series 2019B (Baa3/BBB+)
100,000	4.000		07/01/2044	88,422
Hempstead town Local Development Corp. RB Refunding for Molloy College Project Series 2017 (NR/BBB)
250,000	5.000		07/01/2035	251,547
Hudson Yards Infrastructure Corporation Second Indenture RB Fiscal 2017 Series A Tax-Exempt (Aa2/AA)
300,000	5.000		02/15/2042	301,560
Long Island Power Authority Electric System General RB Series 2016B (A2/A)
125,000	5.000		09/01/2041	125,000
100,000	5.000		09/01/2046	100,000
Long Island Power Authority Electric System General RB Series 2019A (A2/A)
350,000	3.000		09/01/2036	323,078
Long Island Power Authority Electric System General RB, Series 2022B (A2/A)
200,000	5.000	(a)(b)	09/01/2052	202,377
Metropolitan Transportation Authority Dedicated Tax Fund Green Bonds Series 2017A (NR/AA)
215,000	5.000		11/15/2036	217,249
Metropolitan Transportation Authority Dedicated Tax Fund Green Bonds Subseries 2017B-1 (NR/AA)
100,000	5.000		11/15/2042	100,987
Metropolitan Transportation Authority Dedicated Tax Fund Refunding Bonds Series 2016A (NR/AA)
115,000	5.250		11/15/2032	115,488

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS DYNAMIC NEW YORK MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Metropolitan Transportation Authority Dedicated Tax Green Fund Bonds Series 2016B-1 (NR/AA)
$100,000	5.000%		11/15/2036	$100,285
Metropolitan Transportation Authority RB Refunding Green Bond Series 2024A (A2/A)
375,000	5.000		11/15/2037	402,834
Metropolitan Transportation Authority Transportation RB Series 2016C-1 (A2/A)
260,000	5.000		11/15/2032	260,944
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds Series 2025A (A2/A)
50,000	5.000		11/15/2038	53,637
Monroe County Industrial Development Corp. RB for University of Rochester Project Series 2020A (Tax-Exempt) (Aa3/AA-)
175,000	4.000		07/01/2050	153,357
Morristown Central School District St. Lawrence County New York GO Bond Anticipation Notes 2026 (ST AID WITHHLDG) (NR/NR)
500,000	4.000		07/28/2027	503,999
Mount Morris Central School District Livingston County New York Bond Anticipation Notes 2026 (ST AID WITHHLDG) (NR/NR)
250,000	4.000		06/23/2027	251,950
New Jersey Health Care Facilities Financing Authority RB Rwj Barnabas Health Obligated Group Issue Series 2026B (Aa2/AA)
400,000	5.250		08/01/2045	423,674
New York City Housing Development Corporation Multi- Family Housing RB 2026 Series B (NON-AMT) (ST AID WITHHLDG) (Aa2/NR)
300,000	5.000		07/01/2041	319,930
New York City Housing Development Corporation Multi-Family Housing RB 2026 Series B (NON-AMT) (FNMA COLL) (Aa2/AA+)
350,000	3.100	(a)(b)	11/01/2045	343,532
New York City Housing Development Corporation Multi-Family Housing RB 2026 Series E-2 (NON-AMT) Sustainable Development Bonds (HUD SECT 8) (Aa2/AA+)
250,000	3.125	(a)(b)	11/01/2065	248,507
New York City Industrial Development Agency Pilot Refunding Bonds Queens Baseball Stadium Project Series 2021A (AG) (A1/AA)
310,000	5.000		01/01/2027	312,209
New York City Industrial Development Agency Pilot Revenue Refunding Bonds Yankee Stadium Project Series 2020A (Tax- Exempt) (AGM) (A1/AA)
115,000	5.000		03/01/2028	118,779
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A1/AA)
250,000	3.000		01/01/2046	189,698
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (Baa1/NR)
125,000	3.000		03/01/2049	86,464
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AG) (A1/AA)
140,000	3.000		03/01/2036	128,441
200,000	4.000		03/01/2045	180,932

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal 2021 Series CC (Aa1/AA+)
$200,000	5.000%		06/15/2032	$217,613
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal 2022 Series Aa Consisting of Fiscal 2022 Subseries AA-1 (Aa1/AA+)
150,000	3.000		06/15/2051	106,450
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal 2026 Series BB (Aa1/AA+)
100,000	5.000		06/15/2056	101,218
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal Series 2018-DD (Aa1/AA+)
125,000	5.000		06/15/2040	127,078
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB, Fiscal 2026 Subseries AA-2 (Aa1/AA+)
250,000	5.000		06/15/2044	264,501
New York City Transitional Finance Authority Building Aid RB Fiscal 2019 Series S-1 (ST AID WITHHLDG) (Aa2/AA)
110,000	5.000		07/15/2045	111,717
New York City Transitional Finance Authority Fiscal 2018 Series S-3 Tax-Exempt Bonds (ST AID WITHHLDG) (Aa2/AA)
325,000	3.625		07/15/2047	265,607
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2019 Series C Subseries C-1 Tax- Exempt Bonds (Aa1/AAA)
375,000	5.000		11/01/2039	389,263
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2023 Series D Subseries D-1 Tax- Exempt Bonds (Aa1/AAA)
100,000	5.000		11/01/2026	100,411
New York City Transitional Finance Authority Future Tax Secured Tax-Exempt Subordinate Bonds Fiscal 2016 Series F (Aa1/AAA)
460,000	3.000		02/01/2039	384,631
New York City Transitional Finance Authority Future Tax Secured Tax-Exempt Subordinate Bonds Fiscal 2025 Series E (Aa1/AAA)
140,000	5.000		11/01/2046	143,105
New York Convention Center Development Corporation Senior Lien Revenue Refunding Bonds Hotel Unit Fee Secured Series 2026B (Forward Delivery) (A1/NR)
375,000	5.000		11/15/2046	391,667
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)
300,000	5.000	(c)	11/15/2044	300,435
New York Liberty Development Corp. Revenue Refunding Bonds for World Trade Center Project Series 2021A (BAM-TCRS) (NR/AA)
330,000	3.000		11/15/2051	228,007
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (Baa1/NR)
100,000	2.800		09/15/2069	94,186

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC NEW YORK MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Liberty Development Corporation Tax-Exempt Liberty Revenue Refunding Bonds Series 2021A (NR/A+)
$290,000	2.750%		11/15/2041	$215,437
New York St Dorm Auth Revs Non St Supported Debt Bds Memorial Sloan-Kettering Cancer Ctr 2022 1-B (NR/AA-)
100,000	4.000		07/01/2051	87,596
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 A (Baa1/NR)
300,000	5.000		07/01/2033	307,602
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
185,000	5.000		07/01/2030	185,726
New York State Dormitory Authority RB Refunding for Catholic Health System Obligated Group Series 2019 A (B2/B)
100,000	5.000		07/01/2035	97,783
New York State Dormitory Authority RB Series 2020 B (Aa2/NR)
345,000	3.000		04/01/2048	256,987
New York State Dormitory Authority Revenues Non State Supported Debt Boards St Johns University 2021A (NR/NR)
5,000	4.000	(f)	07/01/2037	5,244
New York State Dormitory Authority Revenues Non State Supported Debt Boards St Johns University 2021A (A3/A-)
60,000	4.000		07/01/2037	59,430
New York State Dormitory Authority Revenues Non State Supported Debt Bonds St Johns University 2021A (A3/A-)
310,000	4.000		07/01/2035	312,441
245,000	4.000		07/01/2036	245,700
New York State Dormitory Authority Revenues Non State Supported Debt Bonds St Johns University 2021A (NR/NR)
30,000	4.000	(f)	07/01/2037	31,462
New York State Environmental Facilities Corp Solid Waste Disposal RB Series 2014 (B1/B+)
250,000	2.875	(a)(b)(c)	12/01/2044	241,573
New York State Environmental Facilities Corporation Solid Waste Disposal RB Casella Waste Systems Inc. Project Series 2014R- 2 (B1/B+)
250,000	4.300	(a)(b)(c)	12/01/2044	246,108
New York State Housing Finance Agency Affordable Housing RB 2026 Series A (Aaa/NR)
320,000	3.550		10/01/2033	316,105
New York State Housing Finance Agency Affordable Housing RB 2026 Series C-2 Sustainability Bonds (SONYMA) (Aa2/NR)
350,000	3.200	(a)(b)	05/01/2066	347,552
New York State Housing Finance Agency State Personal Income Tax RB 2024 Series A-2 (Aa1/NR)
100,000	3.450	(a)(b)	06/15/2054	100,458
New York State Thruway Authority General RB Series P (Aa3/A+)
400,000	5.000		01/01/2049	407,572
New York State Thruway Authority New York General RB Series R Maturity Group 1 (Aa3/A+)
100,000	5.000		01/01/2053	101,671
New York State Twy Authority General RB (BAM-TCRS) (Aa3/AA)
100,000	3.000		01/01/2051	69,772
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (Baa2/NR)
100,000	5.000		01/01/2029	102,295

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (Baa2/NR)
$535,000	5.000%		10/01/2035	$554,741
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (NR/NR)
485,000	4.000		10/31/2034	482,035
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (Baa1/NR)
250,000	5.000		07/01/2041	250,009
New York Transportation Development Corp. Special Facilities RB for John F. Kennedy International Airport New Terminal One Project Green Bonds Series 2023 (AMT) (Baa3/AA)
180,000	6.000		06/30/2054	184,782
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (NR/B+)
250,000	5.000		08/01/2031	249,599
New York Transportation Development Corporation Special Facilities Bonds, Series 2016A (Laguardia Airport Terminal B Redevelopment Project) (AMT) (AGM) (A1/AA)
125,000	4.000		07/01/2035	123,083
New York Transportation Development Corporation Special Facilities RB, Series 2024 (AMT) (AG) (A1/AA)
100,000	5.000		06/30/2049	100,072
New York Transportation Development Corporation Special Facilities RB, Series 2024 (JFK International Airport New Terminal One Project) (Green Bonds) (Baa3/AA)
100,000	5.250		06/30/2049	99,777
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Special Facility RB Series 2020C (Baa1/NR)
100,000	4.000		12/01/2039	95,046
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Special Facility RB Series 2020C (Tax-Exempt/NON-AMT) (Baa1/BBB)
100,000	4.000		12/01/2042	92,243
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Special Facility RB, Series 2020C Tax-Exempt/NON-AMT (Baa1/BBB)
225,000	5.000		12/01/2035	237,412
Oneida County Local Development Corp. RB Mohawk Valley Health System Project Series 2019 (Tax-Exempt) (AG) (NR/AA)
90,000	4.000		12/01/2033	90,505
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (NR/AA)
100,000	4.000		12/01/2049	86,383
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AG) (NR/AA)
200,000	4.000		12/01/2034	200,424
Oneida Indian Nation Tax RB Series 2024B (Federally Tax- Exempt) (NR/NR)
250,000	6.000	(c)	09/01/2043	265,155
Onondaga Civic Development Corporation RB Syracuse University Project Series 2025 (Aa3/AA-)
100,000	4.500		12/01/2050	97,240

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS DYNAMIC NEW YORK MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Rensselaer County Capital Resource Corporation New York Tax- Exempt Energy Performance Lease RB Van Rensselaer Manor Nursing Home Project Series 2026 (NR/AA-)
$250,000	5.000%		04/01/2033	$274,899
Riverhead IDA Economic Job Development Corporation Tax- Exempt Educational Revenue Refunding Bonds Riverhead Charter School Project, Series 2025 (NR/BBB-)
100,000	5.250		08/01/2044	100,085
Schenectady County Capital Resource Corporation Tax-Exempt RB Union College Project Series 2017 (A3/NR)
100,000	5.000		01/01/2040	100,123
Sherburne Earlville Central School District Chenango and Madison Counties New York GO Bond Anticipation Notes 2026 (ST AID WITHHLDG) (NR/NR)
250,000	4.000		06/23/2027	252,386
State of New York Mortgage Agency Mortgage RB Forty-Ninth Series (NON-AMT) (A2/A)
130,000	5.000		07/01/2034	130,061
Suffolk County Water Authority New York Water System RB Series 2016 Refunding (NR/AAA)
175,000	4.000		06/01/2030	175,180
The City of Geneva Development Corporation RB Hobart and William Smith Colleges Project Series 2026 (NR/A-)
300,000	5.000		02/01/2031	321,022
The City of New York GO Bonds Fiscal 2020 Series B Subseries B-3 Adjustable Rate Remarketed Securities Arrs (Aa2/AA)
800,000	3.050	(a)(b)	10/01/2046	800,000
The City of New York GO Bonds Fiscal 2022 Series B and C Tax- Exempt Bonds, Series C (Aa2/AA)
100,000	5.000		08/01/2027	102,255
The City of New York GO Bonds Fiscal 2025 Series A (Aa2/AA)
250,000	5.000		08/01/2037	268,753
The Genesee County Funding Corporation RB Rochester Regional Health Energy Projects Series 2025A (NR/BBB+)
250,000	5.000		12/01/2044	253,732
The Port Authority of New York and New Jersey Consolidated Bonds Two Hundred Twenty-Sixth Series (Aa3/AA-)
130,000	5.000		10/15/2027	133,154
265,000	5.000		10/15/2041	270,321
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Ninety-Seventh Series (Aa3/AA-)
225,000	5.000		11/15/2041	225,431
The Trust For Cultural Resources of the City of New York RB Series 2026A Lincoln Center For the Performing Arts Inc. (A3/A-)
250,000	5.000		12/01/2030	270,148
Town of East Hampton New York Public Improvement Serial Bonds 2026 Series A (Aaa/NR)
250,000	4.000		08/01/2038	256,442
Town of Hempstead Local Development Corporation Education RB Evergreen Charter School Project Series 2022A (NR/BB)
175,000	5.250		06/15/2042	174,523
Town of Hempstead Local Development Corporation RB Series 2017 (A2/A)
430,000	5.000		07/01/2047	431,466
Town of Hempstead Nassau County New York Public Improvement Serial Bonds 2025 Series A (Aaa/NR)
200,000	4.000		06/01/2039	201,093

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Town of Niskayuna, New York GO Public Improvement Serial Bonds 2018 (NR/AA+)
$180,000	3.625%		06/01/2043	$165,880
Transportation Infrastructure Properties LLC Trips Obligated Group Build NYC Resource Corporation Senior Airport Facilities RB Trips Obligated Group Series 2025 (NR/BBB+)
300,000	5.500		07/01/2055	306,113
Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels) Real Estate Transfer Tax RB, Series 2025A (A1/AA-)
205,000	5.000		12/01/2044	215,082
Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels) Sales Tax RB, Series 2024A General RB Subseries 2024A-1 (Aa3/AA-)
210,000	5.000		11/15/2043	221,915
Triborough Bridge and Tunnel Authority MTA Bridges and Tunnels General RB Series 2017A (Aa3/AA-)
300,000	5.000		11/15/2042	302,406
Triborough Bridge and Tunnel Authority MTA Bridges and Tunnels Payroll Mobility Tax Senior Lien Bonds Series 2022C (NR/AA+)
100,000	5.250		05/15/2052	102,682
Triborough Bridge and Tunnel Authority Mta Bridges and Tunnels Payroll Mobility Tax Senior Lien Refunding Bonds Subseries 2026A-1 (NR/AA+)
200,000	5.000		11/15/2046	208,640
Triborough Bridge and Tunnel Authority MTA Bridges and Tunnels Real Estate Transfer Tax RB Series 2025A (NR/AA+)
100,000	5.250		05/15/2059	101,728
Triborough Bridge and Tunnel Authority Mta Bridges and Tunnels Sales Tax RB Series 2022A (NR/AA+)
235,000	4.000		05/15/2052	206,548
Tsasc Inc. Tobacco Settlement Bonds Tobacco Settlement Bonds Fiscal 2017 Series A (NR/BBB)
300,000	5.000		06/01/2041	301,293
Ulster County Capital Resource Corporation Tax-Exempt Revenue Refunding Bonds Woodland Pond At New Paltz Project Series 2017 (NR/NR)
100,000	5.000		09/15/2037	99,531
Utility Debt Securitization Authority Restructuring Bonds Series 2025TE-2 (Aaa/AAA)
350,000	5.000		12/15/2039	387,952
Utility Debt Securitization Authority Restructuring Bonds Series 2025TE-2 (ST AID WITHHLDG) (Aa2/NR)
100,000	4.000		06/15/2033	100,044
Vestal Fire District In The Town of Vestal Broome County New York GOs Bond Anticipation Notes 2026 Renewals (NR/NR)
175,000	4.250		08/06/2027	176,894
Westchester County Local Development Corp. Revenue Refunding Bonds for Kendal on Hudson Project Series 2022B (NR/NR)
75,000	5.000		01/01/2027	75,406
Westchester County Local Development Corporation RB for New York Blood Center Project Series 2024 (Baa1/NR)
340,000	5.000		07/01/2035	362,878
Westchester County Local Development Corporation RB Series 2026A Senior Lien Sunrise of Tarrytown Project (NR/NR)
100,000	6.000	(c)	12/01/2045	102,559

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC NEW YORK MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Yonkers Economic Development Corp. RB Refunding for Charter School of Educational Excellence Series 2020 A (NR/BB)
$200,000	4.000%		10/15/2030	$197,239

				34,745,884

Puerto Rico - 7.3%
Municipality of San Juan State of Puerto Rico 2026 GO Bonds Tax-Exempt Bonds Series A (Baa3/NR)
100,000	5.000		07/01/2046	101,674
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)
500,000	5.000	(c)	07/01/2047	502,550
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
100,000	5.750		07/01/2031	107,935
49,000	0.000	(d)	07/01/2033	35,809
50,000	4.000		07/01/2033	49,826
200,000	4.000		07/01/2037	193,994
67,000	4.000		07/01/2046	59,528
Puerto Rico Electric Power Authority Power RB Series 2012A (NR/NR)
125,000	5.000	*	07/01/2029	92,656
Puerto Rico Electric Power Authority Pwr Revenue Refunding Bonds VV (NATL) (Baa3/NR)
25,000	5.250		07/01/2030	25,253
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AG) (A1/AA) (3M USD SOFR + 0.52%)
100,000	3.196	(g)	07/01/2029	98,945
Puerto Rico Electricity Power Authority Power RB 2010 AAA (NR/NR)
150,000	5.250	*	07/01/2027	111,188
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Restructured Bonds Series A-2 (NR/NR)
254,000	4.329		07/01/2040	248,620
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
224,000	0.000	(d)	07/01/2027	218,056
345,000	0.000	(d)	07/01/2029	314,434
100,000	0.000	(d)	07/01/2031	85,385
151,000	0.000	(d)	07/01/2033	119,601
75,000	0.000	(d)	07/01/2046	26,996
75,000	0.000	(d)	07/01/2051	19,656
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
487,000	4.329		07/01/2040	476,685
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
167,000	5.000		07/01/2058	162,071

				3,050,862

Virgin Islands - 1.2%
Matching Fund Special Purpose Securitization Corp. Matching Fund Securitization Bonds Series 2022A (NR/NR)
250,000	5.000		10/01/2039	255,359
Matching Fund Special Purpose Securitization Corporation Matching Fund Securitization Bonds Series 2022A (NR/NR)
100,000	5.000		10/01/2028	102,702

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Virgin Islands – (continued)
Virgin Islands Transportation & Infrastructure Corporation Grant Anticipation RB Federal Highway Grant Anticipation Revenue Loan Note Series 2025 (NR/A)
$150,000	5.000%		09/01/2030	$158,083

				516,144

TOTAL MUNICIPAL BONDS (Cost $40,445,686)				40,252,496

Shares	Dividend Rate			Value

Investment Company - 2.7%(h)
Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Shares
1,120,740	3.571	%(i)		1,120,740
(Cost $1,120,740)

TOTAL INVESTMENTS - 98.6% (Cost $41,566,426)				$41,373,236

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%				596,595

NET ASSETS - 100.0%				$41,969,831

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2026.
(b)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	When-issued security.
(f)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(g)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2026.
(h)	Represents an affiliated issuer.
(i)	Represents 1-day yield at August 31, 2026.

Security ratings disclosed, if any, are issued by either S&P Global Ratings, Moody’s Investor Service or Fitch Ratings and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS DYNAMIC NEW YORK MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Investment Abbreviations:
AGC	- Insured by Assured Guaranty Corp.
AGM	- Insured by Assured Guaranty Municipal Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
FHA	- Federal Housing Administration
FNMA	- Insured by Federal National Mortgage Association
GO	- General Obligation
HUD SECT 8	- Hud Section 8
IDA	- Industrial Development Agency
MTA	- Metropolitan Transportation Authority
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bond
SOFR	- Secured Overnight Financing Rate
SONYMA	- State of New York Mortgage Agency
ST AID WITHHLDG	- State Aid Withholding
TCRS	- Transferable Custody Receipts
USD	- United States Dollar

ADDITIONAL INVESTMENT INFORMATION

  FUTURES CONTRACTS — At August 31, 2026, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
U.S. Treasury Ultra Bond	(7)	12/21/26	$(769,614)	$9,289

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds - 104.2%

Alabama - 3.7%
Black Belt Energy Gas District Ala Gas Project Revenue Refunding Bonds 2026 D (Aa3/NR)
$300,000	5.000%		08/01/2033	$315,765
Board of Trustees of Alabama State University General Tuition and Fee RB Series 2025 (AG) (A1/AA)
500,000	5.250		09/01/2038	544,776
Board of Trustees of The Alabama Community College System Wallace State Community College Hanceville RB Series 2025 (BAM) (A1/AA)
500,000	5.250		11/01/2036	556,125
Jefferson County Alabama Sewer Revenue Warrants Series 2024 (Baa1/BBB+)
100,000	5.250		10/01/2042	105,105
Southeast Alabama Gas Supply District Gas Supply RB Refunding Series 2024B (A1/NR)
505,000	5.000	(a)(b)	06/01/2049	525,043
Southeast Energy Authority A Cooperative District Energy Supply RB Series 2025B (A1/NR)
200,000	5.250	(a)(b)	03/01/2055	205,421
Southeast Energy Authority A Cooperative District Energy Supply RB, Series 2025E (Aa3/NR)
3,995,000	5.000		10/01/2030	4,231,823
Southeast Energy Authority A Cooperative District Energy Supply RB, Series 2025H (A1/NR)
225,000	5.000		11/01/2035	232,368
Southeast Energy Authority Commodity Supply RB Series 2022A- 1 (A1/NR)
615,000	5.500	(a)(b)	01/01/2053	649,543
Southeast Energy Authority, A Cooperative District Energy Supply RB Series 2025C (Aa1/NR)
1,050,000	5.000	(a)(b)	05/01/2055	1,104,142
The Black Belt Energy District Gas Supply RB Series 2021A (Aa1/NR)
250,000	4.000	(a)(b)	06/01/2051	252,242
The Black Belt Energy Gas District Gas Project RB 2025 Series F (NR/AA-)
1,345,000	5.000		12/01/2035	1,401,538
The Black Belt Energy Gas District Gas Project RB 2026 Series A (A3/AA+)
2,500,000	5.000		12/01/2034	2,595,957
The Black Belt Energy Gas District Gas Project RB 2026 Series G (Aa2/NR)
600,000	5.000		06/01/2031	628,248
The Black Belt Energy Gas District Gas Project RB, 2024 Series D (A1/NR)
215,000	5.000	(a)(b)	03/01/2055	223,935
The Educational Building Authority of The City of Homewood Alabama Lease RB Tax-Exempt Series 2024-A (Baa2/NR)
500,000	5.500		10/01/2049	505,024
The Educational Building Authority of The City of Homewood Alabama RB Tax-Exempt Series 2024-C (Baa2/NR)
500,000	5.500		10/01/2049	505,024
The Industrial Development Board of The City of Mobile Alabama Pollution Control RB Alabama Power Company Barry Plant Project Series 2008 (A1/A/A-1)
500,000	2.750	(a)(b)	07/15/2034	496,083

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Alabama – (continued)
The Industrial Development Board of The City of Mobile Alabama Pollution Control RB Alabama Power Company Barry Plant Project, Series 2007-A (A1/A)
$540,000	3.375	%(a)(b)	06/01/2034	$543,702
The Industrial Development Board of the City of Mobile Pollution Control RB for Alabama Power Company Barry Plant Project Series 2007-C (NR/A)
500,000	2.950	(a)(b)	06/01/2034	498,119
The Public Educational Building Authority of Jacksonville Higher Educational Facilities RB for JSU Foundation Project Series 2024 Consisting of: Series 2024-A (BAM) (Baa2/AA)
195,000	5.250		08/01/2049	198,115
Uab Medicine Finance Authority RB Series 2026A Series 2026C Forward Delivery (Aa3/AA-)
500,000	5.000	(c)	09/01/2034	542,778

				16,860,876

Alaska - 0.1%
Alaska Industrial Development and Export Authority Power Revenue Refunding Bonds Series 2015 (Baa2/NR)
500,000	4.000		01/01/2028	499,989

Arizona - 3.1%
Arizona Health Facilites Authority Revenue Bonds Banner Health 2007B (NR/AA-) (S&P 7 Day Municipal Intermediate Grade Rate + 0.81%)
3,660,000	3.530	(b)(d)	01/01/2037	3,646,317
City of Chandler IDA RB for Intel Corp. Project Series 2022-2 (Baa2/BBB)
1,000,000	5.000	(a)(b)	09/01/2052	1,009,820
City of Garden City Kansas Sales Tax Special Obligation RB Sports of The World Star Bond Project Phase II Series 2025 (NR/AA-)
1,000,000	5.000		05/15/2043	1,041,659
City of Glendale Arizona Senior Lien Water and Sewer Revenue and Revenue Refunding Obligations Series 2025 (NR/AA)
100,000	5.000		07/01/2038	108,455
City of Phoenix Civic Improvement Corporation Junior Lien Airport RB Series 2019B (AMT) (Aa3/AA-)
125,000	5.000		07/01/2035	128,922
Kayenta Unified School District No. 27 of Navajo County Arizona Impact Aid RB Series 2025 (NR/A+)
360,000	5.000		07/01/2030	377,385
The Industrial Development Authority of The City of Chandler Arizona Industrial Development RB Series 2019 (AMT) (Baa2/BBB)
120,000	4.000	(a)(b)	06/01/2049	120,617
The Industrial Development Authority of The City of Phoenix Arizona Health Care Facilities RB Mayo Clinic Series 2014B (Aa2/AA/A-1+)
5,000,000	2.950	(a)(b)	11/15/2052	5,000,000
The Industrial Development Authority of the County of Maricopa Education RB Legacy Traditional Schools – Clemmons North Carolina Campus Project Series 2026A (NR/BBB-)
500,000	4.000		07/01/2034	481,095
The Industrial Development Authority of the County of Maricopa Forward Delivery RB Banner Health Series 2026D (NR/AA-)
1,000,000	5.000	(c)	01/01/2031	1,070,965

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)
The Industrial Development Authority of The County of Maricopa RB Banner Health (NR/AA-)
$1,035,000	4.000%		01/01/2041	$981,300

				13,966,535

Arkansas - 0.0%
City of Searcy Arkansas Harding University and Harding Place Public Educational and Residential Housing Facilities Board Refunding and Capital Improvement RB Series 2026B (NR/NR)
100,000	5.625		09/01/2051	96,821

California - 7.0%
Burbank-Pasadena-Glendale Airport Authority Airport Senior RB 2026 Series B (AMT) (AG) (A1/AA)
1,500,000	5.250		07/01/2046	1,574,362
California Community Choice Financing Authority Clean Energy Project RB Series 2023B (A1/NR)
125,000	5.000	(a)(b)	07/01/2053	129,438
California Community Choice Financing Authority Clean Energy Project RB Series 2026A-1 (A1/NR)
460,000	5.000	(a)(b)	04/01/2056	484,289
California Community Choice Financing Authority Clean Energy Project RB Series 2026B (Green Bonds) (Baa1/NR)
1,000,000	5.000		03/01/2036	1,027,728
California Community Choice Financing Authority Clean Energy Project RB Series 2026F (Green Bonds) (Aa1/NR)
1,000,000	5.000		06/01/2036	1,069,670
California Community Choice Financing Authority Clean Energy Project RB Term Rate Green Bonds Series 2024F (Aa3/NR)
2,000,000	5.000	(a)(b)	02/01/2055	2,105,095
California Enterprise Development Authority RB Milken Community School Project Series 2026B (NR/BBB+)
650,000	5.000		07/01/2036	711,595
California Health Facilities Financing Authority Providence St. Joseph Health RB Series 2025C (NR/A)
250,000	5.250	(a)(b)	10/01/2050	275,584
California Health Facilities Financing Authority RB Adventist Health System West Series 2024A (NR/BBB+)
500,000	5.000		12/01/2028	520,285
California Health Facilities Financing Authority RB Scripps Health Series 2024B (NR/AA-)
100,000	5.000	(a)(b)	11/15/2061	108,257
California Health Facilities Financing Authority Refunding RB Adventist Health System West Series 2016A (NR/BBB+)
210,000	4.000		03/01/2039	196,853
California Housing Finance Agency Limited Obligation Multifamily Housing RB Santa Monica Christian Towers 2026 Issue I (HUD SECT 8) (Aa1/NR)
500,000	2.600	(a)(b)	10/01/2047	489,040
California Infrastructure and Economic Development Bank Clean Water State Revolving Fund RB, Series 2017 (Aaa/AAA)
250,000	5.000		10/01/2036	252,598
California Municipal Finance Authority RB Sfmta Potrero Yard Modernization Project Series 2026B (Tax-Exempt Milestone Bonds) (A2/NR)
1,000,000	5.000		06/30/2032	1,066,848

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
$500,000	5.000%		06/30/2028	$515,409
250,000	5.000		12/31/2028	257,581
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa2/NR)
2,000,000	5.000	(e)	11/21/2045	2,000,535
California School Finance Authority Charter School RB Larchmont Charter School Project Series 2026 (NR/BB+)
255,000	5.000	(e)	06/01/2037	260,312
California School Finance Authority Charter School RB Orange Springs Obligated Group Series 2026A (NR/BB+)
250,000	5.375	(e)	07/01/2046	240,290
California School Finance Authority Educational Facilities RB New Designs Charter School Project Series 2024A (NR/BB+)
100,000	4.750	(e)	06/01/2044	95,693
California Statewide Communities Development Authority Multifamily Housing RB Sunterra Apartments Senior Credit Enhanced 2026 Series D (FNMA COLL) (Aa1/NR)
1,000,000	3.800		07/01/2036	979,028
California Statewide Communities Development Authority Open Pace Property Assessed Clean Energy Limited Obligation Improvement Bonds Series 2026 Greenrock Hr Ontario Hotel Project Tax-Exempt (NR/NR)
265,000	5.000	(e)	09/02/2040	264,531
California Statewide Communities Development Authority RB Adventist Health System West Series 2018A (NR/BBB+)
885,000	3.500		03/01/2038	781,248
California Statewide Communities Development Authority RB John Muir Health Series 2018A (A2/A)
2,305,000	5.000		12/01/2053	2,245,993
City and County of San Francisco Multifamily Housing RB Sunnydale Hope SF Block 9 Series 2025B-2 (Aa1/NR)
125,000	3.350	(a)(b)	08/01/2029	125,964
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
450,000	5.000		09/01/2034	456,682
Department of Airports of The City of Los Angeles California, Los Angeles International Airport Subordinate Revenue and Refunding RB 2025 Series A (Aa3/NR)
100,000	5.000		05/15/2030	106,058
Department of Water and Power of The City of Los Angeles Power System RB 2018 Series D (Aa3/A)
100,000	5.000		07/01/2048	100,710
Department of Water and Power of The City of Los Angeles Power System RB 2025 Series B (Aa3/NR)
250,000	5.000		07/01/2034	275,503
Department of Water and Power of The City of Los Angeles Power System RB, 2024 Series A (Aa3/A)
555,000	5.000		07/01/2028	578,680
El Centro Elementary School District Imperial County California 2025 GO Bond Anticipation Notes Series A-2 (NR/A+)
500,000	5.000		06/15/2030	541,515
El Monte City School District Los Angeles County California 2026 GO Refunding Bonds Forward Delivery (AG) (NR/AA)
500,000	5.000		08/01/2046	533,565

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Equitable School Revolving Fund California Infrastructure and Economic Development Bank Series 2024 B (Social Bonds) (NR/A+)
$100,000	5.000%		11/01/2029	$105,324
Eureka California University School District Go Bonds Election of 2002 2005 (NATL) (Baa3/A+)
2,165,000	0.000	(f)	08/01/2039	1,221,124
Los Angeles County Metropolitan Transportation Authority Toll Revenue First Lien Bonds Series 2026-A I-105 Expresslanes Project (Baa2/NR)
250,000	5.000	(c)	06/01/2037	273,625
300,000	5.000	(c)	06/01/2044	311,773
250,000	5.000	(c)	06/01/2045	258,948
Montebello Public Financing Authority Lease Revenue Refunding Bonds 2026 Series A Montebello Home2 Suites By Hilton Hotel Project (NR/A+)
500,000	4.000	(c)	06/01/2041	473,471
Roseville Joint Union High School District (Aa2/NR)
1,175,000	5.000	(c)	08/01/2028	1,222,488
Sacramento County Financing Authority RB Series 2007B (NATL) (Aa3/AA-) (3M USD SOFR + 0.55%)
760,000	3.177	(d)	06/01/2034	748,501
San Diego County Regional Airport Authority Senior Airport RB Series 2025A (Governmental/NON-AMT) Series 2025B (Private Activity/AMT) (Aa3/NR)
500,000	5.000		07/01/2030	533,611
Santa Rita Union Elementary School District School Facilities Improvement District No. 2022-1 Monterey County, California 2025 GO Bond Anticipation Notes (Aa3/NR)
500,000	0.000	(f)	08/01/2030	439,158
Southern California Public Power Authority A Public Entity Organized Under The Laws of The State of California Southern Transmission System Renewal Project RB 2025-2 (Aa3/NR)
500,000	5.000	(a)(b)	07/01/2053	520,436
State of California GO Bonds Various Purpose GO Refunding Bonds (Aa2/AA-)
1,000,000	5.000	(c)	08/01/2028	1,045,347
1,000,000	5.000	(c)	08/01/2029	1,063,961
1,000,000	5.000	(c)	08/01/2030	1,080,406
State of California Various Purpose GO Bonds (Aa2/AA-)
1,000,000	7.500		04/01/2034	1,118,408
Trustees of The California State University Systemwide RB Series 2026B-2 (Aa2/AA-)
1,000,000	2.900	(a)(b)	11/01/2049	998,207

				31,785,727

Colorado - 2.5%
Baseline Metropolitan District In The City and County of Broomfield, Colorado Special RR and Improvement Bonds Series 2024A (AG) (NR/AA)
300,000	4.000		12/01/2046	270,486
City and County of Denver, Colorado, Airport System Subordinate RB Series 2018A (AMT) (A1/A+)
130,000	5.000		12/01/2043	131,051

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Colorado Educational and Cultural Facilities Authority Charter School RB Roosevelt Charter Academy Project Series 2025A (BAM MORAL OBLG) (NR/AA)
$250,000	5.000%		07/01/2055	$244,450
Colorado Educational and Cultural Facilities Authority Independent School RB Fountain Valley School of Colorado Project Series 2026 (NR/BBB-)
250,000	4.250		06/01/2036	238,550
Colorado Health Facilities Authority Hospital RB, Series 2025A (Aa2/AA)
200,000	5.000	(a)(b)	11/15/2060	214,962
Colorado Health Facilities Authority RB Commonspirit Health Series 2024A (A3/A-)
135,000	5.000		12/01/2034	146,092
Colorado Health Facilities Authority RB for Intermountain Healthcare Series 2022C (Aa1/AA+)
455,000	5.000	(a)(b)	05/15/2062	473,879
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (A3/A-)
1,250,000	3.250		08/01/2049	897,318
Colorado Health Facilities Authority RB Series 2019A (NR/A+)
150,000	5.000		11/01/2028	156,575
Colorado Health Facilities Authority Revenue Refunding and Improvement Bonds Series 2026 Christian Living Communities Obligated Group (NR/NR)
1,325,000	5.000		01/01/2035	1,444,336
Colorado Health Facilities Authority State of Colorado RB Series 2026A (Aa1/AA+)
525,000	5.000		11/15/2030	561,030
Colorado Housing and Finance Authority For the Benefit of Creekside Lllp Multifamily Housing RB Creekside Flats Project Series 2026 (Aa1/NR)
1,000,000	3.000	(a)(b)	05/01/2048	994,517
Colorado Housing and Finance Authority Multifamily Housing RB Albion Apartments Project, Series 2025 (Aa1/NR)
500,000	3.375	(a)(b)	07/01/2044	501,888
Denver Convention Center Hotel Authority Convention Center Hotel Senior Revenue Refunding Bonds, Series 2016 (Baa2/BBB-)
500,000	5.000		12/01/2040	493,560
Denver Health & Hospital Authority RB Series 2019 A (NR/BBB)
285,000	4.000		12/01/2040	252,569
E-470 Public Highway Authority Senior RB Series 2026B (A1/AA-) (SOFR + 0.70%)
250,000	3.138	(b)(d)	09/01/2039	249,722
Eagle County School District Re50J Eagle Garfield and Routt Counties Colorado GO Refunding Bonds Series 2026 (ST AID WITHHLDG) (Aa2/NR)
1,000,000	5.000	(c)	12/01/2034	1,122,465
Independence Water & Sanitation District Special Revenue Refunding and Improvement Bonds Series 2024 (NR/NR)
1,000,000	5.125		12/01/2033	1,027,308
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (NR/BBB-)
290,000	4.000		12/01/2029	292,642

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Prairie Center Metropolitan District No. 3 In The City of Brighton Adams County Colorado Limited Property Tax Supported Primary Improvements RB Series 2024A (NR/NR)
$500,000	5.875%		12/15/2046	$521,173
Regional Transportation District Private Activity Bonds for Denver Transit Partners Eagle P3 Project Series 2020 (A3/NR)
715,000	5.000		01/15/2029	741,626
Regional Transportation District Sales Tax RB for Fastracks Project Series 2016A (Aa2/AAA)
380,000	5.000		11/01/2046	381,459
Trails at Crowfoot Metropolitan District No. 3 in the Town of Parker Colorado GO Limited Tax Refunding Bonds Series 2024A (AGC) (NR/AA)
100,000	5.000		12/01/2027	102,518

				11,460,176

Connecticut - 4.8%
Aquarion Water Authority Subordinate Water System RB 2026 Series D (A2/BBB+)
140,000	5.250		08/01/2038	154,660
Aquarion Water Authority Subordinate Water System RB 2026 Series D (BAM) (A2/AA)
130,000	5.250		08/01/2041	140,839
Aquarion Water Authority Water System RB 2026 Series A (A1/A-)
185,000	5.250		08/01/2038	205,494
230,000	5.250		08/01/2045	246,005
City of Hartford Connecticut Special Obligation Refunding Bonds State Contract Assistance Series 2025 (Aa2/AA-)
250,000	5.000		07/15/2027	255,170
Connecticut Health & Educational Facilities Authority Yale University RB 2016A-4 (Aaa/AAA/A-1+)
20,000,000	2.900	(a)(b)	07/01/2042	20,000,000
State of Connecticut Health and Educational Facilities Authority RB Hartford Sustainable Energy Partners Issue Series 2026A (NR/A)
500,000	5.000		08/01/2047	513,473

				21,515,641

Delaware - 0.2%
The Delaware Economic Development Authority Exempt Facility Refunding RB,Nrg Energy Project Series 2020AB (NON-AMT) (Baa3/BBB-)
500,000	4.000	(a)(b)	10/01/2040	491,805
The Delaware Economic Development Authority Gas Facilities Refunding RB Delmarva Power & Light Company Project 2020, Series A (A2/A)
260,000	3.600		01/01/2031	264,968

				756,773

District of Columbia - 0.9%
District Columbia Univ Rev Ref Bds Georgetown Univ 2025 A (A3/A-)
750,000	5.000	(a)(b)	04/01/2060	806,668
District of Columbia Washington, D.C. Income Tax Secured Revenue and Refunding Bonds, Series 2025A (Tax-Exempt) (Aa1/AAA)
750,000	5.000		06/01/2050	769,278

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

District of Columbia – (continued)
District of Columbia Water and Sewer Authority Public Utility Subordinate Lien Multimodal RB Daily Rate Period Subseries 2025C-2 (Aa2/AA+/A-1)
$615,000	3.050	%(a)(b)	10/01/2060	$615,000
Metropolitan Washington Airports Authority Airport System Revenue and Refunding Bonds, Series 2025-A (AMT) (Aa3/AA-)
250,000	5.000		10/01/2030	265,604
Metropolitan Washington Airports Authority Dulles Toll Road Subordinate Lien Revenue Refunding Bonds for Dulles Metrorail and Capital Improvement Projects Series 2019B (Baa2/A-)
400,000	4.000		10/01/2035	400,004
Washington Metropolitan Area Transit Authority Gross Revenue Transit Bonds Series 2017B (NR/AA-)
1,000,000	5.000		07/01/2042	1,008,152

				3,864,706

Florida - 7.5%
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-1 (AG) (NR/AA)
265,000	3.250		05/01/2036	238,710
Alachua County Health Facilities Authority Continuing Care Retirement Community RB Oak Hammock at The University of Florida, Inc. Project Series 2025B-1 (NR/NR)
735,000	4.000		10/01/2030	735,063
Aventura Isles Community Development District Miami-Dade County Florida Special Assessment Refunding Bonds Series 2024 (NR/NR)
200,000	5.000		05/01/2027	201,665
Babcock Ranch Community Independent Special District Special Assessment Area 2C Series 2020 (NR/NR)
775,000	4.000		05/01/2040	708,588
Black Creek Community Development District Special Assessment Bonds Series 2020 (NR/NR)
395,000	3.750		06/15/2040	342,951
Broward County Florida Convention Center Hotel First Tier RB Series 2022 (Aaa/AAA)
200,000	5.000		01/01/2040	209,546
Broward County Port Facilities RB Series 2019B (AMT) (A1/A)
415,000	4.000		09/01/2044	379,631
Capital Projects Finance Authority Educational Facilities RB Imagine School At North Port Project (NR/NR)
100,000	6.250	(e)	06/15/2045	100,954
Capital Trust Authority Health Care Facilities Revenue and Revenue Refunding Bonds UF Health Projects Series 2025A (A3/A)
750,000	5.000		12/01/2030	799,017
City of Deerfield Beach Florida Capital Improvement RB Series 2018 (NR/AA)
1,005,000	5.250		12/01/2041	1,029,948
City of West Palm Beach Utility System RB Series 2017 A (Aa2/AA+)
1,500,000	5.000		10/01/2042	1,510,140
Corkscrew Farms Community Development District Lee County Florida Special Assessment Bonds Series 2017 (NR/NR)
255,000	5.000	(e)	11/01/2038	257,986

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
County of Osceola Transportation RB Refunding Series 2019 A-1 (NR/BBB+)
$805,000	5.000%		10/01/2038	$815,418
720,000	5.000		10/01/2039	726,505
Crossings Community Development District Osceola County Special Assessment Bonds Series 2024 (NR/NR)
70,000	5.350		05/01/2044	69,470
Cypress Creek Reserve Community Development District Polk County Florida Special Assessment Bonds, Series 2025 (NR/NR)
150,000	4.750		05/01/2035	151,236
Epmore Community Development District Miami-Dade County Florida Special Assessment Bonds Series 2026 2026 Project (NR/NR)
365,000	4.000		05/01/2033	350,453
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
520,000	4.000		11/01/2040	467,592
Financing Corporation For The School Board of Polk County Certificates of Participation Series 2026 (A1/NR)
1,000,000	5.000		01/01/2032	1,082,586
Florida Development Finance Corp. Educational Facilities RB for Saint Andrew’s School of Boca Raton, Inc. Project Series 2024A (NR/BBB+)
125,000	5.250		06/01/2044	125,090
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (Baa3/NR)
425,000	4.000	(e)	12/15/2029	423,904
Florida Development Finance Corporation Healthcare Facilities RB Tampa General Hospital Project Series 2026B Term Mode (NR/A-)
500,000	5.000	(a)(b)	08/01/2056	533,573
Florida Housing Finance Corporation Multifamily Mortgage RB 2026 Series A Capri Place (Aa1/NR)
1,900,000	3.000	(a)(b)	02/01/2044	1,896,156
Florida Housing Finance Corporation Multifamily Mortgage RB 2026 Series J (Aa1/NR)
1,000,000	3.000	(a)(b)	07/01/2044	996,352
Hammock Oaks Community Development District Town of Lady Lake Florida Special Assessment Bonds Series 2025 (NR/NR)
150,000	4.500	(e)	05/01/2032	150,940
Hartford Terrace Community Development District State of Florida Special Assessment Bonds Series 2026 (NR/NR)
100,000	4.350		05/01/2036	97,542
Highlands County Health Facilities Authority Hospital RB Series 2025C Adventhealth Obligated Group (Aa2/AA/A-1)
1,605,000	3.030	(a)(b)	11/15/2060	1,605,000
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)
1,000,000	4.000	(e)	05/01/2040	893,977
Housing Finance Authority of Hillsborough County Multifamily Housing Zion Village RB Series 2024 (HUD SECT 8) (Aa1/NR)
125,000	3.250	(a)(b)	09/01/2042	125,018
Housing Finance Authority of Miami-Dade County Florida Multifamily Housing RB Series 2025A (Aa1/NR)
500,000	3.250	(a)(b)	02/01/2044	501,261

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Housing Finance Authority of Miami-Dade County State of Florida Multifamily Housing RB Monterey Pointe Series 2026 (FHA 221(D4)) (Aa1/NR)
$500,000	3.050	%(a)(b)	09/01/2029	$499,811
Housing Finance Authority of Pinellas County, Florida Multifamily Housing RB Series 2025 (NR/AA+)
145,000	3.400	(a)(b)	07/01/2028	145,513
Hunt Club Grove Community Development District City of Lake Wales Florida Special Assessment Bonds Series 2026 Assessment Area Two (NR/NR)
100,000	4.000		12/15/2033	97,216
Ibis Landing Community Development District Lee County Florida Special Assessment Bonds Series 2025 (NR/NR)
125,000	4.125		06/15/2030	125,485
Jacksonville Aviation Authority RB Series 2026 (AMT) (A1/A+)
2,400,000	5.250		10/01/2045	2,497,022
Jacksonville Housing Finance Authority Multifamily Housing RB Series 2025 (Aa1/NR)
125,000	3.400	(a)(b)	07/01/2058	125,157
Jea Electric System RB Series Three 2026A (Aa3/A+)
1,000,000	5.000		10/01/2039	1,077,232
Jea Water and Sewer System RB 2025 Series A (Aa1/AA+)
250,000	5.250		10/01/2049	258,539
Kingston One Community Development District Lee County Florida Special Assessment Bonds Series 2025 (NR/NR)
580,000	5.000		05/01/2035	591,783
Lakehaven Community Development District Special Assessment Bonds Assessment Area One Series 2026 (NR/NR)
100,000	4.750		05/01/2036	99,320
Lakewood Ranch Stewardship District Special Assessment RB for Cresswind Project Series 2019 (NR/NR)
495,000	4.400		05/01/2039	485,947
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
705,000	4.875		05/01/2045	692,141
Lee County Florida Airport RB Series 2026A-2 (Put Bonds ) (AMT) (A2/NR)
1,000,000	5.000	(a)(b)	10/01/2056	1,060,145
Lee County Industrial Development Authority Healthcare Facilities Refunding RB Cypress Cove At Healthpark Florida Inc. Project Series 2026 (NR/NR)
500,000	5.250	(e)	10/01/2044	493,032
Lee County Industrial Development Authority Hospital RB Lee Health System Inc Project Series 2026A A-3 (A1/A+)
135,000	5.000	(a)(b)	04/01/2065	146,265
Liberty Cove Community Development District Special Assessment RB Series 2024 (NR/NR)
70,000	4.800		05/01/2031	70,255
Lowery Hills Community Development District City of Lake Alfred Florida Special Assessment Bonds Series 2025 Assessment Area One (NR/NR)
90,000	4.550	(e)	05/01/2032	90,343
Metropica Community Development District Broward County Florida Special Assessment Bonds Series 2026 Assessment Area One – Phase One Project (NR/NR)
415,000	5.350		05/01/2046	403,597
Miami Dade County Aviation Revenue Refunding Bonds Series 2017B (AMT) (NR/A+)
500,000	5.000		10/01/2040	502,473

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Miami-Dade County Expressway Authority Toll System RB, Series 2010 A (A3/A)
$500,000	5.000%		07/01/2040	$502,322
Miami-Dade County Florida Aviation Revenue Refunding Bonds Series 2026A (AMT) (NR/A+)
500,000	5.000		10/01/2037	532,997
Miami-Dade County Florida Public Facilities RB Jackson Health System Series 2026 (Aa2/NR)
1,000,000	5.000	(c)	06/01/2042	1,043,142
Miami-Dade County Florida Subordinate Special Obligation Bonds Series 2009 (Aa3/A+)
250,000	0.000	(f)	10/01/2031	210,160
Newton Road Community Development District Miami-Dade County Florida Special Assessment Bonds Series 2025 (NR/NR)
265,000	4.000	(e)	06/15/2030	262,532
Orange County Health Facilities Authority Hospital RB Orlando Health Obligated Group Series 2023A (A2/A+)
100,000	5.000		10/01/2038	104,532
Palm Beach County Florida RB Provident Group - PBAU Properties Ii Llc - Palm Beach Atlantic University Project Senior Series 2025A (NR/NR)
500,000	5.500	(e)	10/01/2045	513,384
Palm Gate Community Development District State of Florida Special Assessment Bonds Series 2026 (NR/NR)
105,000	4.000		05/01/2031	104,046
Parrish Plantation Community Development District Manatee County Florida Special Assessment RB Series 2026 Assessment Area Five Project (NR/NR)
100,000	4.700		05/01/2036	99,548
Peace Creek Village Community Development District City of Winter Haven Florida Special Assessment Bonds Series 2025 (NR/NR)
85,000	4.500	(e)	05/01/2032	85,378
Pinellas County Industrial Development Authority RB for Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project Series 2019 (NR/NR)
100,000	5.000		07/01/2039	101,055
Radiance Community Development District Flagler County Florida Special Assessment Bonds Series 2025 (NR/NR)
100,000	6.200	(e)	05/01/2045	102,118
Sarasota County Public Hospital District Fixed Rate Hospital RB Series 2018 (Aa3/NR)
185,000	4.000		07/01/2048	159,969
School District of Broward County Florida GO School Refunding Bonds Series 2026 (Aa3/NR)
1,000,000	5.000		07/01/2037	1,107,682
Seminole County Sales Tax Revenue Refunding Bonds Series 2005B (NATL) (Aa1/AA)
115,000	5.250		10/01/2026	115,248
South Broward Hospital District Refunding RB for South Broward Hospital District Obligated Group Series 2016 (Aa3/AA)
100,000	5.000		05/01/2028	100,179
Southpointe of Manatee County Community Development District Manatee County Florida Special Assessment Bonds Series 2026 Assessment Area One (NR/NR)
100,000	4.000		05/01/2033	97,105

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
The School Board of Pinellas County Florida Certificates of Participation The School Board of Pinellas County Florida Master Lease Program Series 2021A (A3/NR)
$190,000	5.000%		07/01/2033	$203,283
Tradition Community Development District No. 9 Port St. Lucie, Florida Special Assessment Bonds Series 2025 (NR/NR)
100,000	5.400		05/01/2045	98,305
Varrea North Community Development District City of Plant City Florida Capital Improvement RB Series 2026 2026 Assessment Area (NR/NR)
485,000	4.700		05/01/2036	482,807
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
145,000	5.250		11/01/2046	145,453
Volusia County Educational Facilities Authority Educational Facilities Revenue Refunding Bonds Stetson University Inc. Project Series 2025 (Baa2/BBB+)
200,000	5.000		06/01/2034	209,002
West Port East Community Development District Charlotte County Florida Special Assessment Bonds Series 2025 (NR/NR)
240,000	4.850	(e)	05/01/2035	242,941
Westview South Community Development District Counties of Osceola and Polk Florida Special Assessment Bonds Series 2025 (NR/NR)
60,000	4.050	(e)	05/01/2030	59,844
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)
500,000	4.250	(e)	06/15/2039	459,514

				34,130,094

Georgia - 2.5%
City of Atlanta Airport General RB Series 2026B-1 (AMT) Green Bonds (NR/AA)
350,000	5.250		07/01/2037	382,843
Development Authority of Burke County Georgia Pollution Control RB Georgia Power Company Plant Vogtle Project Fourth Series 1994 (A3/A)
300,000	3.000	(a)(b)	10/01/2032	299,242
Development Authority of Cobb County Student Housing Refunding and RB Ksu Housing Real Estate Foundations Projects Senior Series 2026A (A1/NR)
1,000,000	5.000		06/15/2029	1,052,419
Development Authority of The Unified Government of Athens- Clarke County Georgia University of Georgia Project - Bolton Commons LLC Refunding RB Series 2024 (Aa3/NR)
100,000	3.000		06/15/2039	85,708
Georgia State GO Refunding Bonds 2026C (Aaa/AAA)
5,900,000	4.000		12/01/2032	6,227,231
Housing Authority of Douglas County Multifamily Housing RB Sweetwater Creek and Villas At West Ridge Senior Credit Enhanced Series 2026 (FNMA COLL) (Aa1/NR)
300,000	4.375		09/01/2036	300,056
Main Street Energy, Inc. Energy Project RB, Series 2025D (A3/NR)
1,500,000	5.000		12/01/2033	1,571,073
Main Street Natural Gas Inc. Gas Supply RB Series 2023A (A3/NR)
45,000	5.000	(a)(b)	06/01/2053	46,679

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Georgia – (continued)
Main Street Natural Gas Inc. Gas Supply RB Series 2025A (Aa2/NR)
$155,000	5.000	%(a)(b)	06/01/2055	$164,164
Main Street Natural Gas, Inc. Gas Supply RB Series 2025B (A3/NR)
825,000	5.000	(a)(b)	12/01/2055	862,213
Main Street Natural Gas, Inc., Gas Supply RB Series 2024B (Aa1/NR)
125,000	5.000	(a)(b)	12/01/2054	132,766
Private Colleges and Universities Authority Emory University RB, Series 2025A (Aa2/AA)
200,000	5.250		09/01/2040	218,310

				11,342,704

Guam - 0.6%
A.B. Won Pat International Airport Authority Guam General RB 2024 Series A (AMT) (Baa2/NR)
250,000	5.250		10/01/2043	254,944
Government of Guam Business Privilege Tax Refunding Bonds, Series 2025G (Baa3/NR)
1,100,000	5.000		01/01/2028	1,125,842
Guam Government RB Refunding Series 2021 F (Baa3/NR)
100,000	4.000		01/01/2042	92,012
Guam Power Authority Refunding RB Series 2024 A (Baa2/BBB)
375,000	5.000		10/01/2044	381,948
Guam Power Authority Revenue Refunding Bonds 2022 Series A (Baa2/BBB)
750,000	5.000		10/01/2031	792,433

				2,647,179

Illinois - 7.1%
Board of Education of The City of Chicago Unlimited Tax GO Bonds Dedicated Revenues Series 2012A (BAM-TCRS) (NR/AA)
500,000	5.000		12/01/2042	501,203
Board of Education of The City of Chicago Unlimited Tax GO Refunding Bonds Dedicated Revenues Series 2017B (NR/BB+)
500,000	6.750	(e)	12/01/2030	515,239
Board of Education of The City of Chicago Unlimited Tax GO Refunding Bonds Dedicated Revenues Series 2025B (NR/BB+)
270,000	6.000		12/01/2038	285,480
Board of Trustees of Illinois State University Certificates of Participation Capital Improvement Projects Series 2026A (A2/A)
125,000	5.000	(c)	04/01/2037	133,912
290,000	5.000	(c)	04/01/2040	301,186
Bridgeview Finance Corporation Sales Tax Securitized Bonds Series 2017A (NR/NR)
545,000	5.000		12/01/2042	545,260
Chicago Ill GO Bonds 2024A (AG-CR) (A1/AA)
1,000,000	5.000		01/01/2042	1,015,202
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (NR/NR)
1,000,000	6.000		04/01/2046	1,010,368

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa3/BB+)
$105,000	0.000	%(f)	12/01/2030	$88,931
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa3/BB+)
830,000	0.000	(f)	12/01/2027	794,281
1,000,000	0.000	(f)	12/01/2028	921,703
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (Ba1/BB+)
1,405,000	6.038		12/01/2029	1,379,487
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AG) (NR/AA)
500,000	5.000		12/01/2034	513,110
Chicago Illinois GO Bonds Series 2019 (NR/BBB)
910,000	5.000		01/01/2031	925,475
Chicago Park District GO LT Park Bonds Series 2024A (NR/AA-)
130,000	5.000		01/01/2041	135,011
City of Chicago GO Bonds, Series 2025E (NR/BBB)
280,000	5.500		01/01/2041	283,250
City of Chicago Chicago O’Hare International Airport General Airport Senior Lien RB Series 2017D (AMT) (NR/A+)
135,000	5.000		01/01/2035	135,605
City of Chicago Chicago O’Hare International Airport General Airport Senior Lien RB, Series 2017D (AMT) (NR/A+)
1,000,000	5.000		01/01/2037	1,003,696
City of Chicago Multi-Family Housing RB The Ave Sw Project Series 2025 (Aa1/NR)
150,000	3.200	(a)(b)	10/01/2028	150,339
City of Chicago Second Lein Wastewater Transmission RB, Refunding Series 2023B (AG) (NR/AA)
330,000	5.000		01/01/2039	346,207
City of Chicago Second Lien Wastewater Transmission RB Refunding Series 2024B (BAM) (NR/AA)
150,000	5.000		01/01/2031	161,946
City of Chicago Second Lien Water RB Refunding Series 2024A (NR/A+)
230,000	5.000		11/01/2034	250,859
City of Chicago Second Lien Water Revenue Refunding Bonds Series 2004 (NR/A+)
115,000	5.000		11/01/2026	115,403
City of Chicago Second Lien Water Revenue Refunding Bonds Series 2017 (NR/A+)
1,000,000	5.000		11/01/2027	1,024,722
City of Springfield Illinois Senior Lien Electric Revenue Refunding Bonds Series of 2024 (BAM) (A3/AA)
100,000	5.000		03/01/2030	106,473
Community Consolidated School District Number 65 Cook County Illinois Evanston/Skokie GO Limited Tax School Bonds, Series 2025A (AG) (Aa3/AA)
400,000	5.000		12/01/2034	436,115
Forest Preserve District of Will County Illinois GO Limited Tax Bonds Series 2024 (Aa1/NR)
100,000	5.000		12/15/2041	103,701
Illinois Development Finance Authority Variable Rate RB St. Vincent De Paul Center Project Series 2000A (Aa3/AA)
350,000	2.850	(a)(b)	11/15/2039	340,709

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois Finance Authority Depaul University RB Series 2016 (A1/A)
$350,000	5.000%		10/01/2041	$340,129
Illinois Finance Authority Graduate and Professional Student Loan Program RB Midwestern University Foundation Senior Series 2025A (NR/AAA)
440,000	5.000		07/01/2029	457,281
Illinois Finance Authority Illinois Finance Authority RB Series 2025A-1 (NR/A+)
250,000	5.000	(a)(b)	08/15/2054	265,939
Illinois Finance Authority RB for DuPage County Community High School District No. 99 Downers Grove Series 2020 A (NR/AA+)
450,000	3.000		12/15/2036	399,444
Illinois Finance Authority RB Series 2016A Presbyterian Homes Obligated Group (NR/NR)
1,000,000	5.000		11/01/2027	1,003,926
Illinois Finance Authority RB Series 2017A Northwestern Memorial Healthcare (Aa2/AA+)
600,000	5.000		07/15/2042	604,706
Illinois Finance Authority RB The University of Chicago Series 2024A (Aa2/AA-)
375,000	5.250		04/01/2042	396,065
1,300,000	5.250		04/01/2044	1,363,261
Illinois Finance Authority RB, Series 2025B-1 (Tax Exempt Mandatory Paydown Securities (Temps–85Sm)) (The Moorings ofArlington Heights) (NR/NR)
1,000,000	4.100		05/01/2031	995,946
Illinois Finance Authority Revenue Refunding Bonds Series 2026 Presbyterian Living Obligated Group Series 2026B Bonds (NR/NR)
1,330,000	5.000		05/01/2028	1,370,298
Illinois Finance Authority State of Illinois Charter School Revenue Refunding Bonds Intrinsic Schools – Belmont School Project Series 2026 (NR/BBB-)
130,000	5.250		12/01/2045	126,905
Illinois Finance Authority State of Illinois Clean Water Initiative Revolving Fund RB, Series 2020 (NR/AAA)
175,000	4.000		07/01/2038	172,523
Illinois Finance Authority Tax-Exempt Surface Freight Transfer Facilities RB for Centerpoint Joliet Terminal Railroad Project Series 2020 (NR/BBB+)
1,000,000	4.125	(a)(b)(e)	12/01/2050	978,321
Illinois Housing Development Authority Multifamily Housing RB Series 2026 Island Terrace (Aa1/NR)
1,750,000	2.800	(a)(b)	04/01/2029	1,741,048
Illinois State GO Bonds June 2016 (BAM-TCRS) (NR/AA)
435,000	4.000		06/01/2041	399,978
Metropolitan Pier & Exposition Authority Mccormick Place Expansion Project Refunding Bonds Series 2024B (NR/A)
350,000	4.000		12/15/2027	354,595
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AG) (A1/AA)
350,000	0.000	(f)	06/15/2044	150,077
Metropolitan Pier and Exposition Authority McCormick Place Expansion Project RB, Series 2010B1 (AG) (A1/AA)
115,000	0.000	(f)	06/15/2045	46,648

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Metropolitan Pier and Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2024 B (NR/A)
$100,000	5.000%		06/15/2053	$97,834
Regional Transportation Authority Ill Go Bds 2004A (AG) (Aa2/AA)
750,000	5.750		06/01/2034	839,044
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2021A (NR/A+)
140,000	5.000		01/01/2032	151,420
School District Number 97 Cook County Illinois Oak Park GO School Bonds Series 2020 (Aa2/NR)
145,000	4.000		01/01/2030	147,033
State of Illinois GO Bonds Series 2019B (A1/A-)
425,000	4.000		11/01/2034	425,146
State of Illinois GO Bonds Series of May 2018A (A1/A-)
450,000	5.000		05/01/2032	462,312
State of Illinois GO Bonds Series of May 2024B (A1/A-)
135,000	5.250		05/01/2043	140,041
State of Illinois GO Bonds Series of September 2025C (A1/A-)
2,125,000	5.250		09/01/2033	2,342,139
State of Illinois Illinois Build Illinois Bonds Sales Tax RB Junior Obligation Series C of February 2024 (NR/A)
110,000	5.000		06/15/2043	112,771
The County of Cook Illinois GO Refunding Bonds Series 2026A (Aa3/NR)
500,000	5.000	(c)	11/15/2028	523,004
The County of Cook Illinois Sales Tax RB Series 2024 (NR/AA-)
1,385,000	5.000		11/15/2041	1,435,176
225,000	5.000		11/15/2042	232,508
The Industrial Development Authority of The City of Glendale Arizona RB Midwestern University Series 2025 (A1/A-)
500,000	5.000		12/01/2047	501,790

				32,102,181

Indiana - 1.4%
City of Whiting Indiana Bp Products North America Inc. Project Environmental Faciltities Refunding RB Series 2019 (A1/A-)
500,000	4.000	(a)(b)	12/01/2044	498,560
Greater Clark Building Corporation Clark County Indiana Ad Valorem Property Tax First Mortgage Bonds Series 2026B (ST INTERCEPT) (NR/AA+)
350,000	5.000	(c)	01/15/2028	359,651
375,000	5.000	(c)	07/15/2038	400,231
350,000	5.000	(c)	07/15/2039	370,178
Indiana Finance Authority Educational Facilities RB Series 2026 Depauw University Project (Baa1/NR)
1,000,000	5.000		10/01/2041	1,011,691
Indiana Finance Authority Health System RB Series 2025 Indiana University Health Series 202D-1 (Aa2/AA)
250,000	5.000	(a)(b)	10/01/2064	262,359
Indiana Finance Authority RB Series 2016A (NR/A+)
100,000	5.000		03/01/2031	100,091
Indiana Finance Authority RB, Series 2025C-1 (NR/NR)
500,000	4.125		05/15/2032	500,040
Indiana Housing and Community Development Authority Multifamily Housing RB Series 2026 Central At Old Southside (Aa1/NR)
1,000,000	3.200	(a)(b)	09/01/2044	999,116

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Indiana – (continued)
Indiana Housing and Community Development Authority Multifamily Housing RB Wabash Place Project Series 2025 (Aa1/NR)
$375,000	3.125	%(a)(b)	02/01/2043	$375,209
Indiana Municipal Power Agency Power Supply System Refunding RB 2026 Series A In (A1/A+)
1,000,000	5.000		01/01/2037	1,104,991
The Indianapolis Local Public Improvement Bond Bank Bonds Series 2024E (NR/AA-)
100,000	5.000		02/01/2030	106,690

				6,088,807

Kansas - 0.9%
City of Burlington Environmental Improvement RB Refunding for Energy Metro, Inc. Project Series 2023 (A2/A)
500,000	3.375	(a)(b)	03/01/2045	494,813
City of Garden City Kansas Sales Tax Special Obligation RB Sports of The World Star Bond Project Phase II Series 2025 (NR/NR)
150,000	4.000	(e)	06/01/2029	150,744
City of Maize Kansas GO Temporary Notes Series 2026B (NR/SP-1+)
1,500,000	3.000	(c)	10/01/2029	1,486,010
City of Manhattan RB Refunding for Meadowlark Hills Retirement Community Obligated Group Series 2021 A (NR/NR)
1,000,000	4.000		06/01/2036	959,367
University of Kansas Hospital Authority (NR/AA-)
1,000,000	5.000	(a)(b)	03/01/2055	1,057,568

				4,148,502

Kentucky - 1.9%
City of Pikeville Kentucky Educational Facilities Revenue Bond Anticipation Notes University of Pikeville — College of Dental Medicine Series 2026 (MIG3/NR)
150,000	3.800		08/01/2028	149,998
County of Carroll Kentucky Environmental Facilities RB 2004 Series A (A1/A)
500,000	4.250	(c)	10/01/2034	497,682
Kentucky Economic Development Finance Authority Hospital RB Series 2017B Baptist Healthcare System Obligated Group (A1/NR)
1,290,000	5.000		08/15/2041	1,297,422
Kentucky Housing Corporation Single Family Mortgage RB 2026 Series E (NON-AMT) (GNMA/FNMA/FHLMC) (Aa1/NR)
2,000,000	4.650	(c)	07/01/2041	1,981,170
Kentucky Municipal Power Agency Power System Revenue Refunding Bonds Prairie State Project Series 2026B (AG) (A1/AA)
1,050,000	5.000		09/01/2039	1,116,185
Kentucky Municipal Power Agency Power System Revenue Refunding Bonds Prairie State Project Series 2026B (Baa1/NR)
2,500,000	5.000		09/01/2033	2,712,476
Public Energy Authority of Kentucky Gas Supply RB, 2025 Series B (Baa2/NR)
500,000	5.000		12/01/2033	508,686

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Kentucky – (continued)
Public Energy Authority of Kentucky Gas Supply Revenue Refunding Bonds 2025 Series A (A1/NR)
$500,000	5.250	%(a)(b)	06/01/2055	$525,537

				8,789,156

Louisiana - 1.8%
Board of Commissioners of The Port of New Orleans Louisiana Port Facility RB Series 2025A (NON-AMT) (A2/A)
100,000	5.250		04/01/2055	100,695
City of New Orleans Louisiana Public Improvement Bonds Issue of 2021A (Baa2/BBB+)
330,000	5.000		12/01/2027	337,246
City of New Orleans Louisiana Public Improvement Bonds Issue of 2026A (NR/BBB+)
455,000	5.000		12/01/2039	467,521
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)
1,000,000	4.125		06/01/2039	934,871
Louisiana Housing Corporation Multifamily Housing RB Arbours At Lafayette Phase II Project Series 2024 (FHA 221(D)(4)) (Aa1/NR)
1,000,000	5.000	(a)(b)	04/01/2028	1,011,463
Louisiana Local Government Environmental Facilities and Community Development Authority Entergy Louisiana, LLC Project) Revenue Refunding Bonds Series 2021B (NON-AMT) (A2/A)
120,000	2.500		04/01/2036	101,506
Louisiana Local Government Environmental Facilities and Community Development Authority RB Lctcs Act 35 Project Series 2026 (BAM) (NR/AA)
500,000	5.000		10/01/2040	526,984

Louisiana Local Government Environmental Facilities and Community Development Authority State of Louisiana Healthcare Facilities Revenue Refunding Bonds St. James Place of Baton Rouge Series 2026 (NR/NR)

200,000	5.125		11/15/2045	196,118
Louisiana Public Facilities Authority Hospital RB Louisiana Children Medicine Ctr 2023A (NR/A)
500,000	5.250	(a)(b)	12/01/2052	533,343
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (AG) (NR/AA)
910,000	3.000		06/01/2050	627,083
Louisiana Public Facilities Authority Revenue Refunding Bonds for Ochsner Clinic Foundation Project Series 2017 (A3/A)
500,000	5.000		05/15/2042	500,561
Louisiana Stadium and Exposition District Senior RB, Tax-Exempt Series 2023A (A2/NR)
400,000	5.000		07/01/2037	425,890
Office Facilities Corporation Lease RB Northwest Louisiana State Office Building Project Series 2025 (AG) (NR/AA)
140,000	5.000		07/01/2038	149,979
Parish of St. James State of Louisiana RB Nustar Logistics, L.P. Project Series 2011 (NON-AMT) (Ba1/BB+)
500,000	3.700	(a)(b)	08/01/2041	498,380
Parish of St. John The Baptist State of Louisiana Revenue Refunding Bonds Marathon Oil Corporation Project Series 2017 Sub-Series 2017D (NON-AMT) (A2/A-)
750,000	3.000	(a)(b)	06/01/2037	744,622

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Louisiana – (continued)
Parish School Board of the Parish of Lafayette State of Louisiana Sales Tax RB, Series 2025 (NR/AA+)
$250,000	5.500%		04/01/2045	$268,724
Pineville School District No. 52 of Rapides Parish Louisiana GO School Bonds Series 2025 (BAM) (NR/AA)
245,000	5.250		03/01/2038	268,709
275,000	5.250		03/01/2039	298,910

				7,992,605

Maine - 0.3%
Finance Authority of Maine RB Bowdoin College Issue Series 2025B (Aa1/NR)
225,000	5.000	(a)(b)	07/01/2065	244,061
Maine Health and Higher Educational Facilities Authority RB Northeastern University Issue Series 2024B (A1/NR)
275,000	5.000		10/01/2039	292,287
Maine State Housing Authority Maine Energy Housing and Economic Recovery Fund RB 2021 Series 1 (Aa3/A+)
470,000	5.000		06/15/2036	492,844
Maine State Housing Authority Maine Energy Housing and Economic Recovery Fund RB 2021 Series 1 (Aa3/A+)
455,000	5.000		06/15/2037	473,747

				1,502,939

Maryland - 2.2%
City of Baltimore Maryland Mayor and City Council of Baltimore Subordinate Project RB Wastewater Projects 2014C (A2/BBB+)
2,000,000	5.000		07/01/2044	1,970,341
City of Baltimore RB Refunding for Baltimore Hotel Corp. Series 2017 (NR/B+)
100,000	5.000		09/01/2046	96,849
Frederick County Maryland Tax Allocation Refunding for Oakdale-Lake Linganore Development District Series 2019 B (NR/NR)
150,000	3.750		07/01/2039	138,754
Maryland Economic Development Corp. Private Activity RB for Purple Line Light Rail Project Series 2022A (Baa3/NR)
465,000	5.000		11/12/2028	465,369
Maryland Health and Higher Educational Facilities Authority RB Adventist Healthcare Issue Series 2026 (NR/BBB)
500,000	5.000	(c)	01/01/2031	527,617
500,000	5.250	(c)	01/01/2042	522,526
Maryland Health and Higher Educational Facilities Authority RB Luminis Health Issue Series 2027A (A3/A-)
500,000	5.000	(c)	07/01/2031	525,825
Maryland Health and Higher Educational Facilities Authority RB Medstar Health Issue Series 2026B-1 and Series 2026B-2 Long-Term Rate (A2/A)
500,000	5.000	(a)(b)	08/15/2056	541,052
Mayor and City Council of Baltimore City of Baltimore Maryland Special Obligation Bonds City-Wide Affordable Housing Program Series 2025 (NR/NR)
825,000	5.000	(e)	06/01/2045	807,275
State of Maryland GO Bonds State and Local Facilities Loan of 2017 Second Series A (Tax-Exempt) (Aa1/AAA)
1,000,000	3.000		08/01/2032	975,104

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maryland – (continued)
State of Maryland GO Bonds State and Local Facilities Loan of 2026 First Series Tax-Exempt Bonds (NR/AAA)
$3,000,000	5.000%		06/01/2032	$3,320,120

				9,890,832

Massachusetts - 1.0%
Commonwealth of Massachusetts GO Limited Bonds Series 2016 E (Aa1/AA+)
655,000	3.000		04/01/2044	504,175
Massachusetts Development Finance Agency RB Assumption University Issue Series 2026 (NR/BBB+)
555,000	5.000		03/01/2030	578,915
30,000	5.000		03/01/2031	31,426
Massachusetts Development Finance Agency RB Beth Israel Lahey Health Issue Tax-Exempt Series N 2025 (A3/A)
1,000,000	5.000		07/01/2040	1,056,872
Massachusetts Development Finance Agency RB for Harvard University Series 2016 A (Aaa/AAA)
250,000	5.000		07/15/2036	282,667
Massachusetts Development Finance Agency RB Refunding for Wellforce Obligated Group Series 2020 C (AG) (NR/AA)
450,000	5.000		10/01/2033	477,453
Massachusetts Development Finance Agency RB Wellforce Issue Series C 2020 (AG) (NR/AA)
10,000	5.000		10/01/2034	10,523
Massachusetts Development Finance Agency State of Massachusetts RB Chf Wentworth Inc. Issue Pike Student Housing Project Senior Series 2026A (NR/BB+)
200,000	5.000	(e)	07/01/2046	196,192
Massachusetts Development Finance Authority Variable Rate Demand RB Williams College Issue Series N (2011) (Aa1/AA+)
375,000	3.300	(a)(b)	07/01/2041	377,168
Massachusetts Port Authority RB Series 2017-A (AMT) (Aa2/AA)
1,000,000	5.000		07/01/2042	1,004,986

				4,520,377

Michigan - 2.0%
City of Detroit County of Wayne State of Michigan Unlimited Tax GO Bonds Series 2018 (A3/BBB+)
200,000	5.000		04/01/2038	202,549
City of Detroit GO Bonds Series 2021 A (A3/BBB+)
1,530,000	5.000		04/01/2030	1,603,919
City of Detroit UT GO Bonds Series 2021A (A3/BBB+)
550,000	5.000		04/01/2046	554,120
City of Detroit, County of Wayne, Unlimited Tax GO Social Bonds Series 2023A (Tax Exempt) (A3/BBB+)
100,000	6.000		05/01/2039	109,869
City of Manistee Michigan Water Supply and Sewage Disposal System RB Series 2015 (BAM) (NR/AA)
450,000	3.250		12/01/2031	450,076
Great Lakes Water Authority Sewage Disposal System Revenue Refunding Second Lien Bonds Series 2025B (A1/A+)
500,000	5.000		07/01/2031	543,702
Great Lakes Water Authority Water Supply System Revenue Refunding Second Lien Bonds Series 2025B (A1/A+)
500,000	5.000		07/01/2031	543,702

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)
Lansing Board of Water and Light City of Lansing Michigan Utility System Revenue Refunding Bonds Series 2026A Mand atory Put Bonds (Aa3/AA-)
$500,000	5.000	%(a)(b)	07/01/2051	$537,335
Michigan Finance Authority Higher Education Facilities Limited Obligation Revenue Refunding Bonds for Lawrence Technology University Series 2017 (NR/BBB-)
190,000	5.000		02/01/2047	170,612
Michigan Finance Authority Hospital Revenue and Revenue Refunding Bonds Henry Ford Health Series 2026A-1 (A2/NR)
1,100,000	5.000		11/15/2032	1,189,702
Michigan Finance Authority Revenue Hospital Bonds Trinity Health Credit Group 2013MI-5 (Aa3/AA-)
265,000	4.000		12/01/2040	247,705
Northwestern Regional Airport Authority (CNTY GTD) (NR/AA+)
1,905,000	5.000		01/01/2043	1,951,409
South Lyon Community Schools (Aa3/NR)
725,000	5.000		05/01/2038	789,791
The Economic Development Corporation of The City of Kalamazoo Limited Obligation RB Friendship Village of Kalamazoo Project Series 2026B-3 Tax Exempt Mandatory Paydown Securities Temps – 50Sm (NR/NR)
225,000	3.900	(e)	08/15/2031	222,191

				9,116,682

Minnesota - 1.3%
City of Minneapolis Minnesota GO Bonds Series 2026 (Aaa/AAA)
2,000,000	5.000	(c)	12/01/2037	2,212,616
Housing and Redevelopment Authority of The City of Saint Paul Minnesota Charter School Lease Revenue and Refunding Bonds Series 2025 Nova Classical Academy Project (NR/BB+)
425,000	5.500		09/01/2055	409,039
Independent School District No. 276 Minnetonka Minnesota GO Facilities Maintenance Bonds Series 2026D (SD CRED PROG) (Aaa/NR)
1,205,000	5.000	(c)	02/01/2033	1,330,912
Independent School District No. 709 Duluth St. Louis County Minnesota GO Capital Appreciation Facilities Maintenance Bonds Series 2025A (SD CRED PROG) (Aa1/NR)
855,000	0.000	(f)	02/01/2032	698,195
Metropolitan Council Minneapolis-St. Paul Metropolitan Area State of Minnesota GO Wastewater Revenue and Refunding Bonds Series 2026A the “Wastewater Bonds” (Aaa/AAA)
1,000,000	5.000		03/01/2039	1,097,311
Minneapolis St. Paul Metropolitan Airports Commisson Subordinate Airport RB Series 2024B (AMT) (NR/A+)
100,000	5.000		01/01/2039	104,366

				5,852,439

Mississippi - 0.2%
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Corportation Chervron U.S.A. Inc. Project Series 2009 A (Aa2/AA-/A-1+)
215,000	3.000	(a)(b)	12/01/2030	215,000
Mississippi Development Bank Special Obligation Bonds Series 2026 Starkville-Oktibbeha Consolidated School District GO Bond Project (BAM) (NR/AA)
175,000	6.000		06/01/2034	203,049

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Mississippi – (continued)
Warren County, Mississippi Gulf Opportunity Zone Revenue Refunding Bonds International Paper Company Project Series 2018 (NON-AMT) (NR/BBB)
$500,000	4.000%		09/01/2032	$504,509

				922,558

Missouri - 1.2%
Board of Municipal Utilities of The City of Sikeston Missouri Lessee Certificates of Participation Series 2026 (NR/BBB+)
155,000	5.000		09/01/2040	157,843
City of Kansas City Missouri Sanitary Sewer System Refunding RB Series 2021B (Aa2/AA)
790,000	3.000		01/01/2036	715,951
Health and Educational Facilities Authority of The State of Missouri Health Facilities RB Ssm Health Series 2026A (NR/A+)
2,000,000	5.000	(c)	06/01/2033	2,183,881
Health And Educational Facilities Authority of The State of Missouri Health Facilities RB, (Coxhealth) Series 2025B (A2/NR)
550,000	5.000		11/15/2041	573,497
Phelps County Missouri Hospital RB Phelps Health Series 2025 (NR/BBB+)
1,000,000	5.750		12/01/2045	1,051,099
State Environmental Improvement and Energy Resources Authority of The State of Missouri Environmental Improvement RB Kansas City Power & Light Company Project, Series 2008 (Baa1/A-)
510,000	4.050	(a)(b)	05/01/2038	513,320
The Industrial Development Authority of The City of Joplin Missouri Sales Tax RB Woodsonia Marketplace Community Improvement District Project Series 2026 (NR/NR)
125,000	5.375		05/01/2046	125,957
The Industrial Development Authority of The City of Kansas City Missouri Economic Activity Tax RB for Historic Northeast Redevelopment Plan Series 2024A-1 (NR/NR)
100,000	5.000	(e)	06/01/2054	95,340

				5,416,888

Montana - 0.4%
Montana Board of Housing State of Montana Single Family Mortgage Bonds 2026 Series B (NON-AMT) (GNMA/FNMA/FHLMC) (Aa1/AA+)
1,100,000	4.850		12/01/2046	1,087,579
Montana Facility Finance Authority RB Series 2026C Intermountain Health (Aa1/AA+/A-1)
485,000	3.000	(a)(b)	05/15/2066	485,000
Montana Facility Finance Authority State of Montana RB Series 2026B Intermountain Health (Aa1/AA+/A-1+)
290,000	3.000	(a)(b)	05/15/2066	290,000

				1,862,579

Nebraska - 0.3%
Central Plains Energy Project Gas Supply Revenue Refunding Bonds, Series 2025A Sub-Series 2025A-1 (Aa1/NR)
500,000	5.000	(a)(b)	08/01/2055	527,601

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Nebraska – (continued)
Nebraska Investment Finance Authority Single Family Housing RB 2026 Series D NON-AMT Social Bonds (GNMA/FNMA/FHLMC) (NR/AAA)
$1,000,000	4.700%		09/01/2046	$980,122

				1,507,723

Nevada - 0.2%
Las Vegas Convention and Visitors Authority Nevada RB Series 2018C (Aa3/AA-)
750,000	5.000		07/01/2037	770,058

New Hampshire - 0.3%
National Finance Authority Hospital RB Series 2021B (AG) (A1/ AA)
270,000	3.000		08/15/2046	212,665
National Finance Authority Pollution Control Refunding RB for New York State Electric & Gas Corp. Project Series 2022A (Baa1/A-)
1,000,000	4.000		12/01/2028	1,009,404
National Finance Authority RB for Presbyterian Senior Living Project Series 2023A (NR/NR)
250,000	5.250		07/01/2048	251,655

				1,473,724

New Jersey - 3.4%
New Jersey Economic Development Authority Special Facility Revenue and Refunding Bonds Series 2017 (Baa2/NR)
660,000	5.000		10/01/2047	656,587
New Jersey Educational Facilities Authority Princeton University RB, 2025 Series A-2 (Aaa/AAA)
310,000	5.000	(a)(b)	07/01/2064	344,486
New Jersey Health Care Facilities Financing Authority RB Inspira Health Obligated Group Issue Series 2017A (A2/NR)
1,345,000	5.000		07/01/2042	1,354,187
New Jersey Health Care Facilities Financing Authority RB Rwj Barnabas Health Obligated Group Issue Series 2026B (Aa2/AA+/A-1)
10,000,000	2.900	(a)(b)	07/01/2061	10,000,000
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (A1/A)
705,000	0.000	(f)	12/15/2037	438,263
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (A1/A)
3,500,000	0.000	(f)	12/15/2039	1,933,808
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2021 Series A (A1/A)
100,000	4.000		06/15/2035	100,585
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2022 Series A (A1/A)
150,000	4.000		06/15/2041	140,391
New Jersey Turnpike Authority Turnpike RB Series 2021 A (A1/AA-)
270,000	4.000		01/01/2042	264,079
New Jersey Turnpike Authority Turnpike RB Series 2025 A (A1/AA-)
200,000	5.000		01/01/2043	210,849

				15,443,235

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York - 8.1%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (A1/AA)
$885,000	3.000%		07/15/2043	$652,001
Brooklyn Arena Local Development Corporation Pilot Revenue Refunding Bonds, Series 2016A (AG) (A1/AA)
200,000	4.000		07/15/2029	200,458
Buffalo and Erie County Industrial Land Development Corporation Canisius University Project Tax-Exempt RB Series 2025 (NR/BBB)
550,000	6.250		05/01/2045	571,916
City of Troy Capital Resource Corp. Revenue Refunding Bonds for Rensselaer Polytechnic Institute Project Series 2020A (Forward Delivery) (A3/BBB+)
100,000	5.000		09/01/2037	102,954
Dormitory Authority of the State of New York New York State Sales Tax RB Series 2018E (Tax-Exempt) Bidding Group 2 Bonds (Aa1/AA+)
800,000	5.000		03/15/2036	828,347
Dormitory Authority of The State of New York New York State Sales Tax RB Series 2018E Tax-Exempt Bidding Group 2 Bonds (Aa1/AA+)
3,375,000	5.000		03/15/2042	3,446,317
Dormitory Authority of The State of New York State Sales Tax RB Series 2017A (Aa1/AA+)
1,000,000	5.000		03/15/2039	1,007,244
Long Island Power Authority Electric System General RB Series 2016B (A2/A)
1,000,000	5.000		09/01/2041	1,000,000
580,000	5.000		09/01/2046	580,000
Long Island Power Authority Electric System General RB, Series 2022B (A2/A)
1,000,000	5.000	(a)(b)	09/01/2052	1,011,887
Metropolitan Transportation Authority RB Refunding Green Bond Series 2024A (BAM) (A2/AA)
100,000	4.000		11/15/2048	86,685
Metropolitan Transportation Authority RB Refunding Green Bond Series 2024A (A2/A)
190,000	5.000		11/15/2037	204,103
New Jersey Health Care Facilities Financing Authority RB Rwj Barnabas Health Obligated Group Issue Series 2026B (Aa2/AA)
475,000	5.250		08/01/2045	503,112
New York City Housing Development Corporation Multi-Family Housing RB 2026 Series B (NON-AMT) (FNMA COLL) (Aa2/AA+)
1,000,000	3.100	(a)(b)	11/01/2045	981,520
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AG) (A1/AA)
700,000	3.000		01/01/2046	531,154
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal 2026 Series Dd (Aa1/AA+)
1,000,000	5.000		06/15/2046	1,041,885
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2013 Series C Subseries C-4 Tax- Exempt Subordinate Bonds Adjustable Rate Bonds (Aa1/AAA/A-1+)
410,000	3.000	(a)(b)	11/01/2036	410,000

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2019 Series A Subseries A-1 (Aa1/AAA)
$2,100,000	5.000%		08/01/2042	$2,134,312
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2026 Series F Subseries F-1 Tax- Exempt Bonds (Aa1/AAA)
250,000	5.000		02/01/2040	266,228
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2027 Series B Subseries B-1 Tax- Exempt (Aa1/AAA)
2,500,000	5.250		11/01/2044	2,660,442
New York City Transitional Finance Authority Future Tax Secured Tax-Exempt Subordinate Bonds(Adjustable Rate Bonds) Fiscal 2019 Subseries B-4 (Aa1/AAA/A-1+)
260,000	3.000	(a)(b)	08/01/2042	260,000
New York City Transitional Finance Authority New York Future Tax Secured Tax-Exempt Subordinate Bonds Fiscal 2018, Subseries C-3 (Aa1/AAA)
1,000,000	5.000		05/01/2040	1,017,340
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)
1,000,000	5.000	(e)	11/15/2044	1,001,449
New York State Dormitory Authority (Aa1/NR)
2,000,000	5.000		03/15/2039	2,164,324
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Series 2020 A (Aa1/NR)
150,000	3.000		03/15/2038	130,313
New York State Dormitory Authority RB Series 2020 B (Aa2/NR)
130,000	3.000		04/01/2042	105,409
New York State Energy Research and Development Authority Pollution Control RB New York State Electric & Gas Corporation Project 2005 Series A (Baa1/A-)
1,000,000	3.450	(a)(b)	05/15/2045	983,754
New York State Energy Research and Development Authority Pollution Control RB Rochester Gas and Electric Corporation Project 1997 Series A (Baa1/A-)
500,000	3.800		08/01/2032	502,556
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (B1/B+)
250,000	4.250	(a)(b)(e)	09/01/2050	253,201
New York State Housing Finance Agency Affordable Housing RB 2026 Series A (Aaa/NR)
500,000	3.550		10/01/2033	493,914
New York State Housing Finance Agency New York State Housing Finance Agency 2026 Series D-2 Sustainability Bonds (SONYMA) (Aa2/NR)
1,000,000	3.150	(a)(b)	05/01/2066	985,521
1,000,000	3.350	(a)(b)	05/01/2066	985,735
New York State Thruway Authority New York General RB Series R Maturity Group 1 (Aa3/A+)
200,000	5.000		01/01/2053	203,343
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (Baa2/NR)
1,770,000	5.000		10/01/2035	1,835,310
375,000	5.000		10/01/2040	380,734
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (Baa1/NR)
600,000	5.000		12/01/2036	617,893

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (Baa1/NR)
$1,000,000	5.000%		07/01/2046	$985,551
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (NR/B+)
100,000	5.000		08/01/2031	99,840
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (NR/B+)
265,000	5.250		08/01/2031	273,820
New York Transportation Development Corporation Special Facilities RB Series 2025 (AMT) (Baa3/AA)
500,000	6.000		06/30/2044	538,496
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Special Facility RB Series 2020C (Tax-Exempt/NON-AMT) (Baa1/BBB)
100,000	4.000		12/01/2042	92,243
Onondaga Civic Development Corporation RB Syracuse University Project Series 2025 (Aa3/AA-)
150,000	5.000		12/01/2032	166,804
Port Authority of New York Consolidated Bonds 227th Series (Aa3/AA-)
1,500,000	3.000		10/01/2027	1,503,402
The City of Geneva Development Corporation RB Hobart and William Smith Colleges Project Series 2026 (NR/A-)
800,000	5.000		02/01/2032	863,820
50,000	5.000		02/01/2033	54,391
The City of New York GO Bonds Fiscal 2014 Series I Subseries I-2 (Aa2/AA/A-1+)
265,000	3.000	(a)(b)	03/01/2040	265,000
The City of New York GO Bonds Fiscal 2024 Series D Fiscal 2024 (Aa2/AA)
500,000	5.000		04/01/2050	503,153
Triborough Bridge and Tunnel Authority MTA Bridges and Tunnels General RB Series 2017A (Aa3/AA-)
175,000	5.000		11/15/2047	176,024
Triborough Bridge and Tunnel Authority MTA Bridges and Tunnels Payroll Mobility Tax Bond Anticipation Notes Series 2025A (NR/SP-1+)
100,000	5.000		03/01/2028	103,585
Vestal Fire District In The Town of Vestal Broome County New York GOs Bond Anticipation Notes 2026 Renewals (NR/NR)
1,000,000	4.250		08/06/2027	1,010,821

				36,778,311

North Carolina - 3.7%
Inlivian Multifamily Housing RB Central at Old Concord Series 2025 (Aa1/NR)
500,000	3.300	(a)(b)	11/10/2043	502,684
North Carolina Capital Facilities Finance Agency Revenue Refunding Bonds Duke University Project Series 2016B (Aa1/AA+)
1,000,000	5.000		10/01/2044	1,000,048
North Carolina Medical Care Commission Health Care Facilities RB Duke University Health System, Series 2025B (Aa3/AA-)
350,000	5.000	(a)(b)	06/01/2055	368,885

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

North Carolina – (continued)
North Carolina Medical Care Commission RB for Rex Hospital, Inc. Obligated Group Series 2020 A (Aa2/AA)
$515,000	3.000%		07/01/2045	$404,347

North Carolina Medical Care Commission Retirement Facilities First Mortgage RB Deerfield Episcopal Retirement Community Project Tax-Exempt Mandatory Paydown Securities (Temps-50Sm) Series 2026B-4 (NR/NR)

1,000,000	3.200		11/01/2030	982,387
North Carolina Medical Care Commission State of North Carolina Retirement Facilities First Mortgage RB The Sharon At Southpark Series 2026A (NR/NR)
100,000	5.500		07/01/2051	99,670
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (AG) (NR/AA)
1,075,000	3.000		01/01/2042	836,069
The Charlotte-Mecklenburg Hospital Authority Atrium Health Variable Rate Health Care Refunding RB Series 2021E (Aa1/AA-/A-1+)
12,400,000	3.000	(a)(b)	01/15/2042	12,400,000

				16,594,090

North Dakota - 0.5%
City of Grand Forks RB Refunding for Altru Health System Obligated Group Series 2021 (Baa3/NR)
225,000	5.000		12/01/2026	225,795
North Dakota Housing Finance Agency Multifamily Housing RB Central At The Horizon Project Series 2026 (Aa1/NR)
2,125,000	3.200	(a)(b)(c)	02/01/2061	2,125,065

				2,350,860

Ohio - 1.8%
Board of Education of Wooster City School District Ohio Certificates of Participation Series 2026 (A1/NR)
215,000	5.000	(c)	12/01/2027	220,015
200,000	5.000	(c)	12/01/2028	207,848
240,000	5.000	(c)	12/01/2029	252,784
165,000	5.000	(c)	12/01/2030	175,692
235,000	5.000	(c)	12/01/2031	252,343
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset-Backed Refunding Bonds Series 2020 Senior Bonds Series 2020A-2 (NR/A-)
1,000,000	5.000		06/01/2036	1,041,161
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset-Backed Refunding Bonds Series 2020 Senior Bonds Series 2020A-2 Class 1 Senior Current Interest Bonds (NR/A-)
1,000,000	5.000		06/01/2035	1,050,080
City of Norwood, Ohio Special Obligation Revenue Refunding Bonds Series 2025 (NR/NR)
115,000	4.375		12/01/2030	115,836
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (Ba2/BB+)
460,000	5.375		09/15/2027	460,688
Columbus-Franklin County Finance Authority Multifamily Housing RB Westerville Crossing Apartments Series 2024B (Aa1/NR)
100,000	5.000	(a)(b)	12/01/2028	102,518

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Ohio Air Quality Development Authority Air Quality Development Refunding Bonds for Duke Energy Corp. Project Series 2022B (NON-AMT) (Baa2/BBB)
$510,000	4.000	%(a)(b)	09/01/2030	$511,589
Ohio Air Quality Development Authority Collateralized Air Quality Revenue Refunding Bonds for Dayton Power and Light Company Project 2015 Series A (Baa1/BBB+)
500,000	4.250	(a)(b)	11/01/2040	504,101
Ohio Air Quality Development Authority, State of Ohio Air Quality Revenue Refunding Bonds Ohio Valley Electric Corporation Project Series 2026B (Baa3/NR)
250,000	4.350		06/30/2040	239,982
Ohio Housing Finance Agency Multifamily Housing RB (Community Pendleton Project), Series 2025 (Aa1/NR)
125,000	3.400	(a)(b)	07/01/2042	125,227
Ohio Housing Finance Agency Multifamily Housing RB at Main Series 2025 (Aa1/NR)
215,000	3.700	(a)(b)	11/01/2047	216,073
Ohio State RB Refunding for University Hospitals Health System, Inc. Obligated Group Series 2020 A (A3/A)
705,000	3.000		01/15/2045	540,812
Portage County Port Authority RB Bio-Med Science Academy Stem School Project Series 2026 (Baa3/NR)
260,000	5.000		12/01/2036	266,514
State of Ohio (Aa2/AA)
1,000,000	5.000		01/01/2029	1,050,777
State of Ohio Higher Educational Facility RB for Xavier University 2024 Project (Baa3/NR)
715,000	5.000		05/01/2041	716,223
State of Ohio Higher Educational Facility Refunding RB for Xavier University 2025 Project Forward Delivery (Baa3/NR)
25,000	5.000		05/01/2043	24,770
State of Ohio Ohio Higher Educational Facility Commission State of Ohio Higher Educational Facility RB (Baa3/NR)
150,000	5.000		05/01/2039	152,459

				8,227,492

Oklahoma - 1.2%
Independent School District Number 12 Oklahoma County Oklahoma Edmond School District GO Combined Purpose Bonds Series 2026 (NR/AA)
500,000	2.000		03/01/2028	493,523
Muskogee County Public Safety Authority Capital Improvement RB Series 2025 (NR/A+)
500,000	4.000		12/01/2035	490,397
Muskogee County Public Safety Authority Capital Improvement RB, Series 2025 (NR/A+)
230,000	4.000		12/01/2033	229,655
Oklahoma City Public Property Authority (Aa1/NR)
1,000,000	5.000		06/01/2031	1,087,278
Oklahoma County Finance Authority Educational Facilities Lease RB Western Heights Public Schools Project, Series 2025 (NR/BBB-)
500,000	5.000		09/01/2032	516,727
Oklahoma Housing Finance Agency Collateralized RB Astoria Creek Project Series 2025 (Aa1/NR)
500,000	3.150	(a)(b)	07/01/2044	500,167

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Oklahoma – (continued)
Oklahoma Housing Finance Agency Collateralized RB The Villages at A New Leaf II Series 2025 (Aa1/NR)
$300,000	3.400	%(a)(b)	07/01/2028	$301,062
Oklahoma Turnpike Authority Oklahoma Turnpike System Refunding Second Senior RB Series 2025B (Aa3/AA-)
1,000,000	5.000		01/01/2040	1,079,657
Trustees of The Tulsa Municipal Airport Trust RB, Series 2025 (NR/B+)
250,000	6.250		12/01/2035	277,932
Tulsa County Industrial Authority Tulsa Oklahoma Capital Improvement RB Series 2026 (NR/NR)
160,000	4.000		07/01/2036	150,303
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
100,000	5.500		12/01/2035	100,001
Wagoner County Development Authority Sales Tax RB Series 2025 (NR/NR)
100,000	6.500		05/01/2035	101,595

				5,328,297

Oregon - 0.8%
City of Forest Grove Oregon Campus Improvement Revenue Refunding Bonds Pacific University Series 2022A Forward Delivery (NR/BBB)
175,000	5.000		05/01/2033	179,822
City of Redmond Oregon Full Faith and Credit Bonds Series 2025A Airport Expansion Projects (AMT) (Aa2/NR)
250,000	5.000		06/01/2035	270,998
Hospital Facility Authority of the City of Albany Oregon Senior Living RB Mennonite Village Project Series 2026B-2 Tax- Exempt Mandatory Paydown Securities Temps–65Sm (NR/NR)
1,270,000	3.450		11/15/2030	1,268,033
Lincoln County School District Lincoln and Lane Counties Oregon GO Bonds, Series 2025 (SCH BD GTY) (Aa1/NR)
650,000	5.000		06/15/2027	660,791
Oregon Housing And Community Services Department Housing Development RB Verde Pines Project 2025 Series O (Aa1/NR)
1,000,000	3.100	(a)(b)	12/01/2059	1,000,334
The Port of Portland Oregon Portland International Airport RB Series Twenty-Eight (AMT) (NR/AA-)
220,000	5.000		07/01/2030	233,562

				3,613,540

Pennsylvania - 5.4%
Acts Retirement Life Communities, Inc. Obligated Group Montgomery County Industrial Development Authority Retirement Communities RB Series 2016 (NR/NR)
100,000	5.000		11/15/2033	100,246
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A USD (NR/A)
1,125,000	4.000		04/01/2044	1,006,616
Bethel Park School District Allegheny County Pennsylvania GO Limited Tax Bonds Series of 2024 (ST AID WITHHLDG) (Aa2/NR)
1,125,000	5.000		08/01/2043	1,175,066

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Borough of Punxsutawney Jefferson County Pennsylvania GO Bonds Series B of 2025 (Tax Exempt) (AG) (Baa2/AA)
$1,000,000	5.125%		12/01/2050	$1,000,149
Cheltenham Township IDA Arcadia University RB Series of 2024 (NR/BBB-)
330,000	5.750		04/01/2054	306,124
Chester County Health and Education Facilities Authority RB Series 2025 (NR/NR)
500,000	5.125		06/01/2046	508,690
City of Erie Higher Education Building Authority RB for Gannon University Series 2021 (Baa3/BBB+)
25,000	4.000		05/01/2036	23,020
City of Philadelphia Pennsylvania Gas Works Revenue Refunding Bonds Eighteenth Series 1998 General Ordinance (A3/A+)
700,000	5.000	(c)	10/01/2039	751,529
City of Yonkers New York GO Serial Bonds 2026A (Baa3/NR)
525,000	5.000		05/01/2027	531,660
Coatesville Area School District Chester County Pennsylvania GO Bonds Series of 2025 (AG ST AID WITHHLDG) (Aa3/AA)
250,000	5.250		11/15/2042	262,748
Coatesville Area School District Chester County Pennsylvania GO Bonds Series of 2026 (BAM ST AID WITHHLDG) (A1/AA)
500,000	5.000	(c)	11/15/2044	513,256
Commonwealth of Pennsylvania GO Bonds First Series of 2024 Bid Group B (Aa2/A+)
100,000	4.000		08/15/2044	93,942
Cumberland County Municipal Authority RB Messiah Village Project Series A of 2026 (NR/NR)
395,000	5.000		06/01/2027	400,063
415,000	5.000		06/01/2028	426,705
Delaware County Authority Commonwealth of Pennsylvania Haverford College RB Series 2017A (NR/AA-)
500,000	5.000		10/01/2042	501,946
Hempfield School District Lancaster County Pennsylvania GO Bonds Series of 2026 (ST AID WITHHLDG) (Aa2/NR)
225,000	5.000	(c)	04/15/2040	238,564
Montgomery County Higher Education And Health Authority Thomas Jefferson University RB,Series 2019 (A3/A)
500,000	5.000		09/01/2027	510,018
Montgomery County Higher Education and Health Authority, (Commonwealth of Pennsylvania) Arcadia University RB, Series of 2015 (NR/BBB-)
350,000	5.000		04/01/2030	349,802
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series A (Baa1/BBB+)
205,000	4.100	(a)(b)	04/01/2053	208,320
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series B (Baa1/BBB+)
960,000	4.100		06/01/2029	988,238
Montgomery County Industrial Development Authority Montgomery County Pennsylvania Germantown Academy Project School RB Series 2021A Tax Exempt (NR/A-)
450,000	4.000		10/01/2036	429,338
Montgomery County Industrial Development Authority RB Refunding for The Public School of Germantown Series 2021 A (NR/A-)
450,000	4.000		10/01/2041	401,006

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority RB Refunding for American Water Co. Project Series 2019 (Aa3/A+)
$375,000	3.000%		04/01/2039	$313,595
Pennsylvania Economic Development Financing Authority University RB Eastern University Project Series 2026 (NR/BBB-)
100,000	5.000		10/01/2045	95,262
Pennsylvania Economic Development Financing Authority UPMC RB, Series 2025A (A2/A)
200,000	5.000	(a)(b)	03/15/2060	209,390
Pennsylvania Higher Educational Facilities Authority University of Pennsylvania Health System Health System Refunding RB Series B of 2026 Forward Delivery (Aa3/AA)
215,000	5.000	(c)	08/15/2038	229,234
Pennsylvania Turnpike Commission RB Series 2018 A (Aa3/NR)
2,745,000	5.250		12/01/2044	2,812,268
Pennsylvania Turnpike Commission Turnpike Subordinate RB, Series A of 2019 (A2/NR)
500,000	5.000		12/01/2044	511,076
Philadelphia Authority For Industrial Development Pennsylvania Healthcare Facility RB Series 2025A Greater Philadelphia Health Action Incorporated Project (NR/NR)
125,000	5.000		06/01/2040	126,086
Philadelphia Authority for Industrial Development RB for Mast Community Charter School II Series 2020 A (NR/BBB)
345,000	5.000		08/01/2030	353,363
Philadelphia Hospitals and Higher Education Facilities Authority RB for Temple University Health System Obligation Group Series 2017 (Baa3/BBB)
80,000	5.000		07/01/2034	80,274
Philadelphia Redevelopment Authority City Service Agreement RB Series B of 2026 City of Philadelphia H.O.M.E. Plan (Tax- Exempt) (A1/A+)
855,000	5.000		11/01/2042	900,905
School District of Philadelphia (The) (ST AID WITHHLDG) (Aa3/NR)
1,000,000	5.000		09/01/2027	1,021,428
Scranton-Lackawanna Health and Welfare Authority The University of Scranton Revenue Refunding Bonds Series 2025B (NR/A-)
455,000	5.000		11/01/2026	456,347
700,000	5.000		11/01/2035	760,624
State Public School Building Authority (BAM) (Baa1/AA)
235,000	5.000		10/01/2036	252,922
205,000	5.000		10/01/2038	216,392
325,000	5.000		10/01/2041	333,564
State Public School Building Authority (BAM ST AID WITHHLDG) (Aa3/AA)
225,000	5.000		05/15/2041	237,763
The City of Philadelphia GO Bonds Series 2025C (Tax-Exempt) (A1/A+)
445,000	5.000		08/01/2032	489,300
The City of Philadelphia Pennsylvania GO Bonds Series 2025A (Tax-Exempt) (A1/A+)
250,000	5.000		08/01/2042	263,352
The School District of Philadelphia Pennsylvania Tax and Revenue Anticipation Notes Series B of 2026-2027 (ST AID WITHHLDG) (NR/NR)
2,500,000	5.000	(c)	06/30/2027	2,542,008

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
The School District of The City of Harrisburg Dauphin County Pennsylvania GO Bonds Series of 2026 (AG ST AID WITHHLDG) (NR/AA)
$150,000	5.000	%(c)	12/01/2028	$157,349
Wilson School District (Berks CountyPennsylvania) GO Notes Series D of 2025 (Tax-Exempt) (ST AID WITHHLDG) (NR/AA)
1,000,000	5.000		05/15/2041	1,042,653

				24,132,201

Puerto Rico - 3.7%
Municipality of San Juan State of Puerto Rico 2026 GO Bonds Tax-Exempt Bonds Series A (Baa3/NR)
250,000	5.000		07/01/2051	252,811
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)
1,550,000	5.000	(e)	07/01/2047	1,557,904
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
100,000	5.750		07/01/2031	107,935
250,000	0.000	(f)	07/01/2033	182,696
431,000	4.000		07/01/2033	429,502
102,000	4.000		07/01/2046	90,625
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AG) (A1/AA)
(3M USD SOFR + 0.52%)
720,000	3.196	(d)	07/01/2029	712,405
Puerto Rico Sales Tax Corp Sales Tax Revenue Restructured Bonds Cofina, 2019 A-2A (NR/NR)
550,000	4.550		07/01/2040	544,608
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue Restructured Bonds Series 2019A-2B (NR/NR)
167,000	4.550		07/01/2040	165,363
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Restructured Bonds Series A-2 (NR/NR)
366,000	4.329		07/01/2040	358,248
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
2,828,000	0.000	(f)	07/01/2027	2,752,957
1,953,000	0.000	(f)	07/01/2029	1,779,972
400,000	0.000	(f)	07/01/2031	341,538
1,384,000	0.000	(f)	07/01/2046	498,170
334,000	0.000	(f)	07/01/2051	87,536
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
7,028,000	4.329		07/01/2040	6,879,143
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
100,000	5.000		07/01/2058	97,048

				16,838,461

Rhode Island - 0.3%
Providence Public Buildings Authority Capital Improvement Program Projects RB 2024 Series A (AG) (A1/AA)
100,000	5.250		09/15/2042	104,668
Rhode Island Health and Educational Building Corporation Hospital Financing RB Brown University Health Obligated Group Issue Series 2026B Fixed Rate Mode (NR/BBB+)
500,000	5.000		05/15/2031	534,288

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Rhode Island – (continued)
Rhode Island Health and Educational Building Corporation State Appropriation-Backed RB Central Falls Public School Projects Series 2025 (Aa3/AA-)
$210,000	5.000%		05/15/2036	$229,113
Rhode Island Health and Educational Building Corporation State of Rhode Island RB Public Schools Revenue Bond Financing Program Series 2026 A (BAM) (Aa3/AA)
200,000	5.500		05/15/2040	220,148
Rhode Island Health And Educational Building Corporation Student Housing RB Prg - Ri Properties LLC Senior Series 2025A (AG) (NR/AA)
300,000	5.000		07/01/2033	323,529

				1,411,746

South Carolina - 0.4%
South Carolina Jobs-Economic Development Authority Healthcare RB Beaufort Memorial Hospital & South of Broad Healthcare Project Series 2024 (NR/BB)
100,000	5.000		11/15/2030	103,467
South Carolina Public Service Authority Revenue Refunding Obligations Santee Cooper Consisting of Series 2024-B (Tax- Exempt) (A3/A)
100,000	4.125		12/01/2044	93,615
South Carolina State Housing Finance And Development Authority Multifamily Housing RB Oak Grove Apartments Series 2025 (Aa1/NR)
600,000	3.150	(a)(b)	11/01/2043	600,453
South Carolina Transportation Infrastructure Bank (Aa2/NR)
1,000,000	5.000		10/01/2039	1,012,687

				1,810,222

South Dakota - 0.2%
City of Rapid City South Dakota Sales Tax RB Series 2026 (AMT) (Aa2/NR)
725,000	5.000	(c)	12/01/2037	778,265

Tennessee - 1.3%
Knoxville’s Community Development Corporation Multifamily Housing RB 525 Flats Series 2024 (GNMA COLL HUD SECT 8) (Aa1/NR)
500,000	2.700	(a)(b)	12/01/2064	492,286
Metropolitan Nashville Airport Authority Airport Improvement RB Refunding Series 2026D (NR/AA-)
500,000	5.000		07/01/2040	520,868
Metropolitan Nashville Airport Authority Airport Improvement RB Series 2026B (NR/AA-)
625,000	5.000		07/01/2029	655,226
2,520,000	5.000		07/01/2040	2,625,172
The Health and Educational Facilities Board of the Metropolitan Government of Nashville and Davidson County Tennessee RB Vanderbilt University Medical Center Series 2026B (NR/A)
1,000,000	5.000		07/01/2032	1,079,318
The Health Educational and Housing Facility Board of The County of Shelby Tennessee RB Methodist Le Bonheur Healthcare 2025A (AG) (A1/AA)
500,000	5.000		06/01/2035	538,531

				5,911,401

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas - 15.4%
Arlington Higher Education Finance Corporation Education RB Riverwalk Education Foundation Inc. Series 2022 (PSF-GTD) (NR/AAA)
$100,000	5.000%		08/15/2027	$102,137
Arlington Higher Education Finance Corporation Texas Education RB Harmony Public Schools Series 2026 (PSF-GTD) (NR/ AAA)
1,000,000	5.000	(c)	02/15/2040	1,051,743
Arlington Housing Finance Corporation Multifamily Housing RB Mayfield Park Apartments Series 2026 (Aa1/NR)
1,000,000	3.450	(a)(b)	08/01/2044	1,004,168
Arlington Independent School District Tarrant Count Texas Unlimited Tax School Building Bonds Series 2026 (PSF-GTD) (Aaa/AAA)
1,015,000	5.000	(c)	02/15/2028	1,046,827
Austin Affordable PFC Inc. Multifamily Housing RB Series 2024B (FNMA COLL) (Aa1/NR)
100,000	5.000	(a)(b)	09/01/2028	101,974
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 A (A2/A+)
750,000	5.000		01/01/2036	784,181
Chisum Independent School District A Political Subdivision of the State of Texas Located In Lamar & Delta Counties Unlimited Tax School Building and Refunding Bonds Series 2026 (PSF-GTD) (Aaa/NR)
1,240,000	5.000		08/15/2040	1,324,979
Cities of Dallas and Fort Worth Texas Dallas Fort Worth International Airport Joint Revenue Refunding and Improvement Bonds Series 2025A-1 Fixed Rate (AMT) (A1/AA-)
1,310,000	5.000		11/01/2031	1,407,715
Cities of Dallas and Fort Worth Texas Dallas Fort Worth International Airport Joint Revenue Refunding and Improvement Bonds Series 2025A-2 (A1/AA-)
1,220,000	5.000	(a)(b)	11/01/2050	1,307,398
City of Garland Texas Dallas Collin and Rockwall Counties Electric Utility System Revenue Refunding Bonds Series 2026 (AG) (A1/AA)
275,000	5.000		03/01/2040	290,718
375,000	5.000		03/01/2041	392,938

City of Austin Texas A Municipal Corporation of the State of Texas Located In Travis Williamson and Hays Counties Special Assessment RB Series 2026 Estancia Hill Country Public Improvement District Improvement Area #3 Project (NR/NR)

100,000	4.125	(e)	11/01/2034	98,869
City of Austin Texas Travis Williamson and Hays Counties Junior Lien Special Tax RB Series 2026B (Aa3/BBB+)
150,000	5.000		11/15/2032	162,539
City of Austin Texas Travis Williamson and Hays Counties Senior Lien Special Tax RB Series 2026A (Aa2/AA-)
250,000	5.000		11/15/2034	276,651
City of Castroville Texas A Municipal Corporation of The State of Texas Located In Medina County Special Assessment RB Series 2026 (NR/NR)
500,000	5.625	(c)(e)	09/01/2046	497,522
City of Celina Special Assessment RB for Parks at Wilson Creek Series 2021 (NR/NR)
205,000	4.000	(e)	09/01/2051	166,628

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Celina Texas a Municipal Corp. of The State of Texas Located in Collin and Denton Counties Special Assessment RB Series 2024 (BAM) (NR/AA)
$100,000	5.000%		09/01/2028	$103,351

City of Celina Texas A Municipal Corporation of the State of Texas Located In Collin and Denton Counties Special Assessment RB Series 2026 Mosaic Public Improvement District Improvement Area #2B Project (NR/NR)

114,000	4.250	(e)	09/01/2036	111,613
City of Celina Texas A Municipal Corporation of The State of Texas Located In Collin and Denton Counties Special Assessment Revenue Refunding Bonds Series 2020 (BAM) (NR/AA)
130,000	3.000		09/01/2035	118,798
City of Corpus Christi Texas A Political Subdivision of The State of Texas Located In Nueces San Patricio Aransas and Kleberg Counties Texas General Improvement Bonds Series 2026 (NR/AA)
910,000	5.000		03/01/2031	979,095
340,000	5.000		03/01/2045	350,744
City of Dallas TexasDallas Denton Collin and Rockwall Counties Waterworks and Sewer System Revenue Refunding Bonds Taxable Series 2016A/2016B (NR/AAA)
500,000	5.000		10/01/2041	500,461
City of Dayton Texas A Municipal Corporation of The State of Texas Located in Liberty County Special Assessment RB Series 2025 (NR/NR)
441,000	5.250	(e)	09/01/2045	440,954
City of Fort Worth Texas Water and Sewer System RB Series 2026B (Aa1/AAA)
2,000,000	5.000	(c)	02/15/2030	2,137,771
City of Galveston Wharves and Terminal First Lien RB Series 2024A (NR/A)
630,000	5.500		08/01/2044	656,900
City of Garland Texas Dallas Collin and Rockwall Counties Water and Sewer System Revenue Refunding Bonds Series 2025 (NR/AA-)
250,000	5.000		03/01/2042	258,864
City of Gunter Texas A Municipal Corp. of The State of Texas Located In Grayson County Special Assessment RB Series 2025 (NR/NR)
100,000	4.500	(e)	09/15/2032	100,694
City of Houston Airport System Subordinate Lien Revenue Refunding Bonds Series 2020A (AMT) (A1/A+)
405,000	4.000		07/01/2047	350,877
City of Houston Texas Airport System Special Facilities RB United Airlines Inc. Catering Options Facility Project Series 2026 AMT (NR/BB+)
240,000	5.500		07/15/2035	254,398
City of Houston Texas Airport System Special Facilities RB United Airlines Inc. Ground Services Equipment Facility Project Series 2026 AMT (NR/BB+)
100,000	5.500		07/15/2036	106,455
City of Houston Texas Convention & Entertainment Facilities Department First Lien Hotel Occupancy Tax and Special Revenue and Refunding Bonds Series 2026C (AG) (NR/AA)
500,000	5.000		09/01/2046	515,846

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Houston Texas Convention & Entertainment Facilities Department Second Lien Hotel Occupancy Tax and Special RB Series 2026D (AG) (NR/AA)
$100,000	5.000%		09/01/2046	$101,602
City of Houston Texas Subordinate Lien RB Consisting of: Airport System Subordinate Lien Revenue and Refunding Bonds Series 2025A (AMT) (NR/A+)
1,000,000	5.250		07/01/2038	1,081,971
City of Justin Texas A Municipal Corporation of The State of Texas Located In Denton County Special Assessment RB, Series 2025 (NR/NR)
368,000	4.250	(e)	09/01/2032	363,583
City of Lavon Special Assessment RB for Elevon Public Improvement District Improvement Area #1 Project Series 2024 (NR/NR)
500,000	5.375	(e)	09/15/2052	486,059
City of League City Texas Combination Tax and Revenue Certificates of Obligation Series 2026 (Aa1/AA+)
500,000	5.000	(c)	02/15/2040	527,386
City of Lowry Crossing Texas A Municipal Corporation of The State of Texas Located In Collin County Special Assessment RB Series 2025 (NR/NR)
409,000	5.250	(e)	09/15/2045	402,998

City of Midlothian Texas A Municipal Corporation of The State of Texas Located In Ellis County Special Assessment RB Series 2026 Redden Farms Public Improvement District Improvement Area #3-6 Projects (NR/NR)

376,000	4.875	(c)(e)	09/15/2036	375,020
City of San Antonio State of Texas Airport System Revenue and Refunding Bonds Series 2026 (AMT) (A2/A+)
2,000,000	5.000		07/01/2036	2,160,576
City of San Antonio Texas Electric and Gas Systems Variable Rate Junior Lien Revenue and Refunding Bonds Series 2026B (Aa3/A+)
1,000,000	3.650	(a)(b)	02/01/2056	1,001,128
City of San Antonio Texas Electric and Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2026A (Aa3/A+)
500,000	3.150	(a)(b)	02/01/2055	490,717
City of San Antonio Texas General Improvement and Refunding Bonds Series 2026 (Aaa/AAA)
3,500,000	5.000	(c)	02/01/2028	3,608,995
600,000	5.000	(c)	02/01/2037	662,490
Clifton Higher Education Finance Corp. Education Revenue and Refunding Bonds Series 2024 (PSF-GTD) (NR/AAA)
60,000	5.000		08/15/2039	62,876
Clifton Higher Education Finance Corporation Education Revenue and Refunding Bonds Idea Public Schools, Series 2025 (PSF-GTD) (NR/AAA)
200,000	5.000		08/15/2040	209,313
Clifton Higher Education Finance Corporation Texas Variable Rate Education RB International Leadership of Texas Inc, Series 2025B (PSF-GTD) (Aaa/NR)
250,000	4.000	(a)(b)	02/15/2055	256,719
Crandall Economic Development Corporation Kaufman County Sales Tax RB Series 2025 (BAM) (NR/AA)
275,000	5.000		08/15/2040	280,091

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Dallas Independent School District Public Facility Corporation Texas Lease RB Series 2026A (Aa2/NR)
$525,000	5.000%		08/15/2039	$560,043
El Paso County Hospital District El Paso County Texas GO Bonds, Series 2025 (AG) (NR/AA)
500,000	5.000		02/15/2030	526,532
El Paso County Hospital District El Paso County Texas GO Refunding Bonds Series 2024 (AG) (NR/AA)
420,000	5.000		08/15/2042	432,339
El Paso Independent School District El Paso County Texas Unlimited Tax Refunding Bonds Series 2026A Forward Delivery (PSF-GTD) (Aaa/NR)
1,000,000	5.000		08/15/2041	1,055,276
Fort Bend County Water Control & Improvement District No. 2 A Political Subdivision of The State of Texas Located In Fort Bend and Harris Counties Texas Unlimited Tax Bonds Series 2024 (Aa2/AA)
500,000	1.000		09/01/2048	225,463
Fort Bend Independent School District A Political Subdivision of the State of Texas Located Within Fort Bend County Texas Variable Rate Unlimited Tax Refunding Bonds Series 2026B (PSF-GTD) (NR/AAA)
1,000,000	3.125	(a)(b)	08/01/2056	992,918
Gulfgate Redevelopment Authority Tax Allocation Refunding for City of Houston TX Reinvestment Zone No. 8 Series 2020 (AG) (NR/AA)
415,000	4.000		09/01/2033	416,822
Gulfgate Redevelopment Authority Texas Tax Increment Contract Revenue and Refunding Bonds Series 2020 (AG) (NR/AA)
235,000	4.000		09/01/2034	235,262
580,000	4.000		09/01/2036	575,120
HHA Fountainview PFC Multifamily Housing Revenue Notes Idlewilde Apartments Series 2026 (Aa1/NR)
1,000,000	2.750	(a)(b)	04/01/2043	995,655
Hidalgo County Texas Certificates of Obligation Series 2025 (Aa2/AA-)
755,000	5.000		08/15/2037	818,601
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (NR/NR)
200,000	5.000		07/15/2027	202,231
Karnes County Hospital District A Political Subdivision of The State of Texas Located In Karnes County Adjustable-Rate Hospital Revenue Refunding Bonds Series 2024 (NR/NR)
125,000	5.000	(a)(b)	02/01/2044	130,167
LA Feria Independent School District A Political Subdivision of The State of Texas Located In Cameron County Texas Unlimited Tax School Building Bonds, Series 2025 (PSF-GTD) (Aaa/NR)
400,000	5.000		02/15/2045	413,152
Lower Colorado River Authority Refunding RB, Series 2025B (A2/A+)
500,000	5.000	(a)(b)	05/15/2045	537,667
Lower Colorado River Authority Transmission Contract Refunding and Improvement RB Lcra Transmission Services Corporation Project Series 2026A (A1/A+)
400,000	5.000		05/15/2038	433,648

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Matagorda County Navigation District Number One Pollution Control Revenue Refunding Bonds for Central Power and Light Company Project Series 1996 (Baa3/BBB+)
$1,000,000	4.250%		05/01/2030	$1,025,707
Mckinney Housing Finance Corporation Multifamily Housing RB Skyway Villas Series 2026 (Aa1/NR)
500,000	3.200	(a)(b)	09/01/2044	500,000
Mission Economic Development Corporation Solid Waste Disposal RB Graphic Packaging International Llc Project Series 2026A Green Bonds (Ba2/BB-)
325,000	5.000	(a)(b)(c)(e)	12/01/2064	333,473
Montgomery County Toll Road Authority Montgomery County Texas Senior Lien Toll Road Revenue and Refunding Bonds Series 2026 (NR/A)
500,000	5.000	(c)	09/15/2038	536,199
New Hope Cultural Education Facilities Finance Corp. RB for CHF-Collegiate Housing College Station I LLC Series 2014 A (AG) (A1/AA)
250,000	5.000		04/01/2046	243,271
New Hope Cultural Education Facilities Finance Corporation Retirement Facility RB Westminster Project Series 2025 (NR/NR)
100,000	5.000		11/01/2031	106,467
North East Independent School District Unlimited Tax Refunding Bonds Series 2018 (PSF-GTD) (Aaa/NR)
3,000,000	5.000		08/01/2043	3,026,652
North Texas Higher Education AuthorityInc. Tax-Exempt Education Loan RB,Senior Series 2025A (AMT) (NR/AA)
1,150,000	5.000		06/01/2033	1,207,917
North Texas Tollway Authority (Aa3/AA-)
1,000,000	5.000		01/01/2039	1,014,508
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A1/A+)
100,000	5.000		01/01/2032	100,647
Princeton Independent School District Collin County Texas Unlimited Tax School Building Bonds Series 2025 (PSF-GTD) (Aaa/NR)
500,000	5.000		02/15/2040	531,711

Schertz-Cibolo-Universal City Independent School District A Political Subdivision of The State of Texas Located In Guadalupe and Bexar Counties Texas Unlimited Tax School Building Bonds Series 2026A (PSF-GTD) (Aaa/NR)

570,000	5.000		02/01/2036	633,411

Schertz-Cibolo-Universal City Independent School District A Political Subdivision of The State of Texas Located In Guadalupe and Bexar Counties Texas Variable Rate Unlimited Tax School Building Bonds Series 2026B (PSF-GTD) (Aaa/NR)

500,000	3.125	(a)(b)	02/01/2056	499,732
Socorro Independent School District Unlimited Tax Refunding Bonds Series 2017B (PSF-GTD) (Aaa/NR)
120,000	5.000		08/15/2027	122,725
Tarrant County Cultural Education Facilities Finance Corporation Hospital RB Baylor Scott & White Health Project Series 2026E (Aa2/AA-)
500,000	5.000		11/15/2028	523,003
500,000	5.000		11/15/2042	523,185
1,500,000	5.000	(a)(b)	11/15/2055	1,624,341

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Tarrant County Cultural Education Facilities Finance Corporation Hospital RB Baylor Scott & White Health Project Series 2026F Fixed Rate (Aa2/AA-)
$1,500,000	5.000	%(a)(b)	11/15/2055	$1,591,819
Tarrant County Cultural Education Facilities Finance Corporation Texas Health Resources System RB Series 2025B (Aa2/AA)
505,000	5.000	(a)(b)	11/15/2064	534,142
Tarrant County Cultural Education Facilities Finance Corporation Texas Health Resources System RB Series 2025C (Aa2/AA)
1,500,000	5.000	(a)(b)	11/15/2064	1,623,110
Tarrant County Cultural Educational Facilities Finance Corporation Hospital Revenue Refunding Bonds Baylor Scott & White Health Project Series 2024A Daily (Aa2/AA-/A-1+)
5,000,000	2.950	(a)(b)	11/15/2050	5,000,000
Texas Municipal Gas Acquisition and Supply Corp. II RB for SOFR Index Rate Series 2012 C (A1/A) (3M USD SOFR + 0.86%)
870,000	3.281	(d)	09/15/2027	871,554
Texas Municipal Gas Acquisition and Supply Corporation VI Gas Supply RB Series 2025 (A1/NR)
1,000,000	5.000		01/01/2036	1,039,974
Texas State University System (Aa2/NR)
1,000,000	5.000	(c)	03/15/2032	1,086,953
Texas Transportation Commission Central Texas Turnpike System First Tier Revenue Refunding Put Bonds Series 2024-B (A2/A)
100,000	5.000	(a)(b)	08/15/2042	105,792
Texas Transportation Commission State of Texas GO Mobility Fund Put Bonds Series 2014-B (NR/AAA)
2,000,000	2.800	(a)(b)	10/01/2041	1,974,024
Texas Water Development Board State Revolving Fund RB New Series 2019 (NR/AAA)
500,000	5.000		08/01/2039	517,250
The Mesquite Housing Finance Corporation State of Texas Multifamily Housing Revenue Notes Avanti Hills Series 2026 (Aa1/NR)
3,000,000	3.210	(a)(b)(c)	09/01/2060	2,995,162
Trinity River Authority of Texas Regional Wastewater System Revenue Improvementand Refunding Bonds Series 2024 (NR/AAA)
100,000	5.000		08/01/2043	104,346
University Houston Consolidated RB Refunding Series 2017 C (Aa2/AA+)
565,000	3.250		02/15/2041	472,642
University of Houston (Aa2/AA+)
500,000	5.000		02/15/2029	526,737
500,000	2.000		02/15/2044	346,718
Upper Trinity Regional Water District Regional Treated Water Supply System Revenue Refunding Bonds, Series 2025 (BAM) (NR/AA)
100,000	5.250		08/01/2041	106,123
Waller Independent School District Waller and Harris Counties Texas Unlimited Tax School Building Bonds Series 2025 (PSF-GTD) (Aaa/AAA)
500,000	5.000		02/15/2037	549,254

				69,624,777

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Utah - 0.2%
Copper Rim Infrastructure Financing District in The City of West Jordan Salt Lake County Utah Special Assessment Bonds Series 2025 (NR/NR)
$100,000	6.125	%(e)	12/01/2054	$101,853
Downtown Revitalization Public Infrastructure District Second Lien Sales Tax RB Seg Redevelopment Project, Series 2025B (AG) (A1/AA)
250,000	5.250		06/01/2043	267,293
Salt Lake City Airport RB Salt Lake City International Airport Series 2017A (AMT) (A1/A+)
100,000	5.000		07/01/2036	100,942
Salt Lake City International Airport RB Series 2018A (A1/A+)
170,000	5.000		07/01/2036	173,258
Utah Housing Corporation Multifamily Housing RB The Cooperative 1881 Series 2026 (Aa1/NR)
285,000	2.650	(a)(b)	03/01/2045	281,390

				924,736

Virgin Islands - 0.2%
Matching Fund Special Purpose Securitization Corp. Matching Fund Securitization Bonds Series 2022A (NR/NR)
795,000	5.000		10/01/2039	812,043
Matching Fund Special Purpose Securitization Corporation Matching Fund Securitization Bonds Series 2022A (NR/NR)
100,000	5.000		10/01/2028	102,701

				914,744

Virginia - 0.0%
Economic Development Authority of The City of Salem Virginia Educational Facilities RB Roanoke College Series 2025 (NR/BBB+)
200,000	5.500		04/01/2045	202,851

Washington - 0.8%
Enumclaw School District No. 216 King County Washington Unlimited Tax GO Refunding Bonds 2025 (SCH BD GTY) (Aaa/NR)
200,000	5.000		12/01/2034	222,868
Fircrest Properties Lease RB Series 2024 Sustainability Bonds State of Washington DSHS Project (NR/AA)
100,000	5.000		06/01/2032	109,783
Port of Everett Snohomish County Washington Revenue and Refunding Bonds 2026 Series A (AG) (A3/AA)
100,000	5.000		12/01/2046	103,619
Port of Seattle Intermediate Lien Revenue and Refunding Bonds Series 2024B (AMT) (Aa3/AA-)
100,000	5.000		07/01/2029	104,725
Port of Seattle State of Washington Intermediate Lien Revenue Refunding Bonds Series 2026B (AMT) (Aa3/AA-)
400,000	5.000		04/01/2037	431,293
Public Utility District No. 1 of Snohomish County Washington Electric System Revenue Refunding Bonds Series 2025B (Tax- Exempt) (Aa2/AA)
1,000,000	5.000		12/01/2037	1,106,712
The City of Seattle Washington Municipal Light and Power Improvement and Refunding RB 2025 (Aa2/AA)
500,000	5.000		02/01/2043	531,616

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Washington – (continued)
Washington Health Care Facilities Authority RB for Commonspirit Health Series 2019A-1 (A3/A-)
$675,000	4.000%		08/01/2044	$610,283
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (A3/A-)
100,000	5.000		08/01/2038	102,082
Washington State Convention Center Public Facilities District Junior Lodging Tax Notes 2021 (NR/NR)
100,000	4.000		07/01/2031	102,131

				3,425,112

West Virginia - 0.2%

The County Commission of Ohio CountyWest Virginia Special District Excise Tax Revenue Refunding And Improvement BondsSeries 2025 A (Fort Henry Economic Opportunity Development District - The Highlands Project) (AG) (NR/AA)

500,000	5.250		06/01/2045	522,774
West Virginia Hospital Finance Authority Hospital Revenue Improvement Bonds West Virginia University Health System Obligated Group 2025 Series B (A2/A)
250,000	5.000	(a)(b)	06/01/2055	267,269

				790,043

Wisconsin - 1.2%
City of Milwaukee GO Corporate Purpose Bonds Series 2017 B5 (NR/A-)
100,000	4.000		04/01/2028	100,080
Public Finance Authority Charter School RB Cherokee Classical Academy Project Series 2025A (NR/NR)
200,000	6.000	(e)	06/15/2035	204,198
Public Finance Authority Education RB Pinecrest Academy ofNevada—Pinecrest Academy Springs Campus Project Series 2025A (NR/BB+)
100,000	4.000	(e)	07/15/2033	98,730
Public Finance Authority Educational Facilities RB Lindenwood Education System Series 2026 (NR/BBB-)
320,000	5.000		06/01/2031	331,693
Public Finance Authority Multifamily Housing RB Anthem Clearwater Apartments Project Senior Credit Enhanced Series 2026 (FNMA COLL) (Aa1/NR)
1,000,000	4.350		08/01/2036	992,638
Public Finance Authority Multifamily Housing RB Forest View Apartments Project Senior Credit Enhanced Series 2026 (FNMA COLL) (Aa1/NR)
1,000,000	4.000		08/01/2036	973,980
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (NR/NR)
1,000,000	5.200		12/01/2037	1,009,062
Public Finance Authority RB Kahala Nui Project Series 2025 (NR/BBB-)
100,000	5.500	(e)	06/01/2040	101,805
Public Finance Authority RB Kahala Nui Project Series 2025 (NR/NR)
100,000	5.250		11/15/2050	100,953
Wisconsin Health & Educational Facilities Authority RB for Hmong American Peace Academy Ltd. Series 2020 (NR/BBB+)
325,000	4.000		03/15/2030	326,212

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin Health and Educational Facilities Authority RB Series 2025A (NR/A+)
$500,000	5.000%		08/15/2037	$534,013
Wisconsin Health and Educational Facilities Authority RB Series 2026 (NR/NR)
500,000	5.000		06/01/2045	489,845
Wisconsin Health and Educational Facilities Authority Wisconsin RB Series 2018C-2 Advocate Aurora Health Credit Group Now Known As The Advocate Health Nonprofit Credit Group (Aa2/AA)
200,000	5.000	(a)(b)	08/15/2047	218,154

				5,481,363

TOTAL MUNICIPAL BONDS (Cost $473,632,057)				471,467,018

Shares	Dividend Rate			Value

Investment Company – 5.0%(g)
Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Shares
22,681,315	3.571	%(h)		22,681,315
(Cost $22,681,315)

TOTAL INVESTMENTS - 109.2% (Cost $496,313,372)				$494,148,333

LIABILITIES IN EXCESS OF OTHER ASSETS - (9.2)%				(41,589,391)

NET ASSETS - 100.0%				$452,558,942

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)

Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2026.
(c)	When-issued security.
(d)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2026.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Represents an affiliated issuer.
(h)	Represents 1-day yield at August 31, 2026.

Security ratings disclosed, if any, are issued by either S&P Global Ratings, Moody’s Investor Service or Fitch Ratings and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Investment Abbreviations:
AGC	- Insured by Assured Guaranty Corp.
AGM	- Insured by Assured Guaranty Municipal Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
CNTY GTD	- County Guaranteed
FHLMC	- Insured by Federal Home Loan Mortgage Corp.
FNMA	- Insured by Federal National Mortgage Association
GNMA	- Insured by Government National Mortgage Association
GO	- General Obligation
HUD SECT 8	- Hud Section 8
IDA	- Industrial Development Agency
LP	- Limited Partnership
LT	- Limited Tax
LYON	- Liquid Yield Option Note
MTA	- Metropolitan Transportation Authority
NATL	- National Public Finance Guarantee Corp.
PSF-GTD	- Guaranteed by Permanent School Fund
RB	- Revenue Bond
RR	- Revenue Refunding
SCH BD GTY	- School Bond Guaranty
SD CRED PROG	- School District Credit Program
SOFR	- Secured Overnight Financing Rate
SONYMA	- State of New York Mortgage Agency
ST AID WITHHLDG	- State Aid Withholding
ST INTERCEPT	- State Aid Intercept
TCRS	- Transferable Custody Receipts
UPMC	- University of Pittsburgh Medical Center
USD	- United States Dollar
UT	- Unlimited Tax

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Schedule of Investments August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 104.4%

Alabama - 0.7%
Board of School Commissioners of Mobile County Alabama Special Tax School Warrants Series 2022 (BAM) (A1/AA)
$435,000	5.000%	03/01/2028	$448,388

Arizona - 0.9%
Dysart Unified School District No. 89 of Maricopa County Arizona Refunding Bonds Series 2016 (BAM) (NR/AA)
100,000	4.000	07/01/2027	100,123
Gila County Arizona Pledged Revenue and Revenue Refunding Obligations Series 2019 (NR/AA)
150,000	4.000	07/01/2027	151,575
Pinal County Community College District of Pinal County Arizona GO Refunding Bonds Series 2021 (NR/AA-)
140,000	5.000	07/01/2028	145,769
The Industrial Development Authority of The County of Maricopa RB Banner Health Series 2016A (NR/AA-)
120,000	5.000	01/01/2027	120,859

			518,326

Arkansas - 0.5%
Little Rock School District of Pulaski County Arkansas Construction Bonds (ST AID WITHHLDG) (Aa2/NR)
280,000	3.000	02/01/2027	280,000

California - 5.5%
City and County of San Francisco Community Facilities District No. 2014-1 Transbay Transit Center Special Tax Bonds Series 2022A Tax-Exempt (NR/NR)
100,000	5.000	09/01/2026	100,000
City of Los Angeles 2026 Tax and Revenue Anticipation Notes (NR/SP-1+)
390,000	5.000	06/24/2027	398,223
City of Pasadena California GO Bonds Central Library Project Series 2025 (NR/AAA)
340,000	5.000	09/01/2026	340,000
County of San Bernardino Certificates of Participation 2019 Arrowhead Refunding Project Series A (Aa2/AA)
125,000	5.000	10/01/2026	125,269
East County AWP Joint Powers Authority Tax Exempt Interim Notes Series 2024A Subseries A-1 (NR/NR)
1,035,000	3.125	09/01/2026	1,035,000
Fullerton Joint Union High School District Orange and Los Angeles Counties California Certificates of Participation 2025 Financing Project (AG) (NR/AA)
145,000	5.000	09/01/2026	145,000
Roseville Finance Authority Special Tax Revenue Refunding Bonds Series 2017A (NR/AA-)
425,000	5.000	09/01/2026	425,000
San Bernardino City Unified School District California Certificates of Participation 2019 School Financing Project (AG) (A3/AA)
350,000	5.000	10/01/2026	350,736
State Public Works Board of The State of California Lease Revenue Refunding Bonds 2024 Series C Various Capital Projects (Aa3/A+)
275,000	5.000	09/01/2026	275,000
The City of San Diego Public Facilities Financing Authority Lease RB Series 2023A Capital Improvement Projects (NR/AA-)
125,000	5.000	10/15/2026	125,409

			3,319,637

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Colorado - 0.9%
City and County of Denver Colorado Airport System Subordinate RB Series 2018A (AMT) (A1/A+)
$510,000	5.000%	12/01/2026	$512,870

Connecticut - 1.0%
Connecticut Higher Education Supplemental Loan Authority State Supported RB Chesla Loan Program 2019 Series B (Aa2/NR)
170,000	5.000	11/15/2026	170,599
State of Connecticut General Obligation Bonds GO Bonds 2025 Series A (Aa2/AA-)
40,000	5.000	03/15/2027	40,521
State of Connecticut Special Tax Obligation Bonds Transportation Infrastructure Purposes 2023 Series A (Aa2/AA)
240,000	5.000	07/01/2027	244,903
State of Connecticut Tax-Exempt GO Bonds 2018 Series E (Aa2/AA-)
175,000	5.000	09/15/2026	175,160

			631,183

District of Columbia - 0.5%
District of Columbia Washington D.C. GO Refunding Bonds Series 2018B (Aa1/AA+)
140,000	5.000	06/01/2027	142,632
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2021A (Aa3/AA-)
140,000	5.000	10/01/2026	140,241

			282,873

Florida - 12.2%
Broward County Florida Tourist Development Tax RB Series 2021 (Aa2/NR)
100,000	5.000	09/01/2027	102,342
City of South Miami Health Facilities Authority Hospital RB Refunding for Baptist Health South Florida Obligated Group Series 2017 (Aa3/AA-)
115,000	5.000	08/15/2027	117,403
East Central Regional Wastewater Treatment Facilities Operation Board Wastewater Treatment Facilities Revenue Refunding Bonds Series 2017 Palm Beach County Florida (NR/AA+)
215,000	5.000	10/01/2026	215,428
Hillsborough County Aviation Authority Florida Tampa International Airport RB 2018 Series E (AMT) (Aa3/AA-)
225,000	5.000	10/01/2026	225,378
Jea Electric System RB Electric System Subordinated RB 2017 Series B (A1/A)
575,000	5.000	10/01/2026	576,009
JEA St. Johns River Power Park System RB, Issue Three Series Seven (Aa3/A+)
120,000	3.125	10/01/2026	120,029
Lee County Florida Non-Ad Valorem Refunding RB Series 2015 (Aa1/AA+)
75,000	5.000	10/01/2026	75,162
Miami Dade County Florida Transit System Sales Surtax Revenue Refunding Bonds Series 2017 (NR/AA)
380,000	3.000	07/01/2028	380,100
Miami-Dade County Aviation Revenue Refunding Bonds Series 2016A (NON-AMT) (NR/A+)
170,000	5.000	10/01/2026	170,350

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Miami-Dade County Florida Water and Sewer System Revenue Refunding Bonds Series 2025B (Aa3/AA)
$110,000	5.000%	10/01/2027	$112,913
North Sumter County Utility Dependent District RB for Central Sumter Utility Series 2019 (NR/A)
70,000	5.000	10/01/2026	70,107
Okaloosa County Florida Capital Improvement RB Series 2025A (NR/AA)
175,000	5.000	10/01/2026	175,350
Orange County Florida Tourist Development Tax Refunding RB Series 2016B (Aa2/AA-)
100,000	5.000	10/01/2029	100,195
Orange County Health Facilities Authority Orlando Health Obligated Group Hospital Revenue Refunding Bonds Series 2016A Hospital RB Series 2016B (A2/A+)
200,000	5.000	10/01/2027	200,356
School District of Broward County Florida Tax Anticipation Notes Series 2026 (NR/NR)
560,000	4.000	06/24/2027	565,790
School District of Hillsborough County Florida Tax Anticipation Notes (NR/NR)
600,000	4.000	03/31/2027	604,438
School District of Pasco County Florida Sales Tax RB Series 2024 (Aa3/NR)
105,000	5.000	10/01/2026	105,199
School District of Polk County Florida Sales Tax RB Series 2019 (Aa3/NR)
185,000	5.000	10/01/2026	185,359
School District of Seminole County Florida Sales Tax RB Series 2025 (AG) (Aa3/AA)
155,000	5.000	10/01/2026	155,293
State of Florida Department of Transportation Turnpike Revenue Refunding Bonds Series 2016B (Aa2/NR)
150,000	2.625	07/01/2027	149,738
Tampa Sports Authority Local Option Sales Tax Refunding RB Stadium Project Series 2015 (Aaa/NR)
545,000	4.000	01/01/2027	545,565
The School Board of Miami-Dade County Florida Certificates of Participation Series 2025A (A1/NR)
860,000	5.000	05/01/2028	891,505
The School Board of Orange County Florida Certificates of Participation Series 2016B (Aa2/NR)
215,000	5.000	08/01/2027	215,410
The School Board of Palm Beach County Florida Certificates of Participation Series 2018B (Aa3/NR)
840,000	5.000	08/01/2028	875,953
The School Board of Palm Beach County Florida Certificates of Participation Series 2025A (Aa3/NR)
110,000	5.000	08/01/2027	112,320
The School Board of St. Lucie County Florida Refunding Certificates of Participation the School Board of St. Lucie County Florida Master Lease Program Series 2023B (AG) (A2/AA)
320,000	5.000	07/01/2028	331,903

			7,379,595

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Georgia – 2.5%
Development Authority of Burke County Georgia Pollution Control RB Georgia Power Company Plant Vogtle Project First Series 2018 (A3/A/A-1)
$800,000	3.050	%(a)(b)	11/01/2052	$800,000
Development Authority of Fulton County RB Spelman College Series 2025 (A1/NR)
75,000	5.000		06/01/2028	77,852
Fulton County Georgia General Fund Tax Anticipation Notes Series 2026 (NR/SP-1+)
620,000	5.000		12/30/2026	624,907

				1,502,759

Hawaii – 1.2%
City and County of Honolulu GO Bonds Series 2019B (Aa2/NR)
200,000	4.000		09/01/2026	200,000
State of Hawaii Highway RB Series 2026B (Aa2/AAA)
500,000	5.000		01/01/2028	516,388

				716,388

Idaho – 0.2%
Trinity Health Corporation (Aa3/AA-/A-1+)
100,000	2.650	(a)(b)	12/01/2046	100,011

Illinois – 9.0%
Board of Trustees of Illinois State University Illinois State University Auxiliary Facilities System Revenue Refunding Bonds Series 2025 (A2/A)
225,000	5.000		04/01/2028	232,286
City of Chicago Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2024C (AMT) (NR/A+)
390,000	5.000		01/01/2027	392,609
City of Chicago Midway Airport RB Refunding for Senior Lien Airport Series 2023C (AMT) (NR/A)
130,000	5.000		01/01/2027	130,904
City of Mount Vernon Illinois GO Improvement and Refunding Bonds Series 2020 (BAM) (NR/AA)
125,000	4.000		12/15/2026	125,373

Community College District No. 505 Counties of Champaign Coles Dewitt, Douglas Edgar Ford Iroquois Livingston Mclean Moultrie Piattand Vermilion and State of Illinois GO Refunding Bonds Series 2018B (NR/AA)

280,000	5.000		12/01/2026	281,696
Community College District No. 512 Cook Kane Lake and Mchenry State of Illinois William Rainey Harper College GO Refunding Bonds Series 2017B (Aaa/NR)
220,000	5.000		12/01/2026	221,282
Community Consolidated School District No. 30-C Will County Troy Illinois GO Refunding School Bonds Series 2017C (Aa2/NR)
160,000	4.000		10/01/2026	160,163
Forest Preserve District of Cook County Illinois GO Unlimited Tax Refunding Bonds Personal Property Replacement Tax Alternate Revenue Source Series 2022B (NR/AA)
235,000	5.000		12/15/2027	241,275
Forest Preserve District of Dupage County Illinois GO Limited Tax Bonds Series 2025 (NR/AAA)
505,000	5.000		11/01/2026	506,777

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois Finance Authority RB Northwestern University Series 2015 (Aa1/AA+)
$305,000	3.000%		12/01/2027	$304,397
Illinois Finance Authority RB Series 2016C (Aa3/AA)
255,000	5.000		02/15/2027	257,585
Illinois Finance Authority RB Series 2019 (A1/A+)
230,000	5.000		04/01/2027	232,891
Illinois St Go Bds October 2020 B (A1/A-)
225,000	5.000		10/01/2026	225,410
Regional Transportation Authority of Illinois Illinois GO Refunding Bonds Series 2017A (NR/AA)
455,000	5.000		07/01/2028	461,701
Sales Tax Securitization Corp. Sales Tax Securitization Bonds Series 2023A Social Bonds (NR/A+)
65,000	3.000		01/01/2027	65,042
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2020A (NR/A+)
250,000	5.000		01/01/2027	251,806
385,000	5.000		01/01/2028	395,979
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2021A (NR/A+)
215,000	5.000		01/01/2027	216,553
State of Illinois GO Bonds Series of March 2021B (A1/A-)
220,000	5.000		03/01/2027	222,441
State of Illinois GO Refunding Bonds Series of October 2016 Il (A1/A-)
300,000	5.000		02/01/2027	302,767
The Board of Trustees of The University of Illinois Auxiliary Facilities System Refunding RB Series 2023A (Aa2/AA)
110,000	5.000		04/01/2027	111,466
Will County Illinois Laraway Commuinity Consolidated Schoold District Number 70-C GO Limited Tax Lease Certificates Series 2017A (AG) (A1/AA)
105,000	3.250	(c)	12/01/2026	101,693

				5,442,096

Indiana - 3.3%
Indiana Finance Authority First Lien Wastewater Utility Refunding RB Series 2021-1 CWA Authority Project (Aa3/AA)
135,000	5.000		10/01/2026	135,238
Indiana Finance Authority Hospital Refunding RB Series 2017A (A1/A+)
295,000	5.000		11/01/2026	296,073
Indiana Municipal Power Agency Power Supply System RB 2019 Series A (A1/A+)
190,000	5.000		01/01/2028	195,267
Noblesville Indiana Redevelopment Authority Economic Development Lease Rental Refunding Bonds of 2022 (NR/AA)
100,000	5.000		02/01/2028	102,968
Shelbyville Central Renovation School Building Corporation Indiana Ad Valorem Property Tax First Mortgage Refunding Bonds Series 2026 Indiana Credit Enhancement Programs (ST INTERCEPT) (NR/AA+)
400,000	5.000		07/15/2028	416,294

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Indiana – (continued)
The Indianapolis Local Public Improvement Bond Bank Refunding Bonds Series 2019D (AMT) Indianapolis Airport Authority Project (A1/NR)
$815,000	5.000%	01/01/2028	$835,114

			1,980,954

Iowa - 0.5%
Cedar Falls Community School District Iowa GO School Bonds Series 2022 (AG) (Aa3/AA)
130,000	4.000	06/01/2027	131,252
Des Moines Independent Community School District Iowa School Infrastructure Sales Services and Use Tax Revenue Refunding Bonds Series 2021 (NR/A+)
165,000	5.000	06/01/2028	171,016

			302,268

Kansas - 1.9%
City of Wichita Kansas GO Bonds Series 823 (Aa2/AAA)
140,000	4.000	12/01/2026	140,400
Public Building Commission of Johnson County Kansas Lease Purchase RB Courthouse and Medical Examiners Facility Projects Series 2018A (Aaa/AAA)
160,000	5.000	09/01/2026	160,000
State of Kansas Department of Transportation Highway Revenue and Refunding Bonds Series 2025A (Aa2/AA)
745,000	5.000	09/01/2026	745,000
Unified School District No. 229 of Johnson County Blue Valley Kansas GO Refunding Bonds Series 2023-B (Aaa/AA+)
110,000	5.000	10/01/2026	110,219

			1,155,619

Kentucky - 1.9%
Commonwealth of Kentucky State Property and Buildings Commission RB Project No. 131 Series A (Aa3/NR)
120,000	5.000	10/01/2027	123,087
Commonwealth of Kentucky State Property and Buildings Commission Revenue Refunding Bonds Project No. 112 Series B (ST APPROP) (Aa3/A)
325,000	5.000	11/01/2026	326,265
County of Warren Kentucky Hospital Refunding RB Bowling Green – Warren County Community Hospital Corporation Series 2021A (NR/AA-)
210,000	5.000	04/01/2028	217,361
Fayette County Kentucky School District Finance Corporation School Building Refunding RB Series 2015B (ST INTERCEPT) (Aa3/AA-)
125,000	3.000	05/01/2027	125,004
Louisville/Jefferson County Metro Government Health System RB Norton Healthcare Inc. Series 2026A (NR/A)
100,000	5.000	10/01/2027	102,184
125,000	5.000	10/01/2028	130,200
Oldham County School District Finance Corporation Kentucky School Building Refunding RB Second Series of 2016 (ST INTERCEPT) (Aa3/NR)
30,000	4.000	09/01/2026	30,000
University of Kentucky General Receipt Bonds 2018 Series A (ST INTERCEPT) (Aa2/AA+)
120,000	4.000	10/01/2027	120,123

			1,174,224

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Louisiana - 1.5%
Consolidated School District Number 62 of Rapides Parish Louisiana GO School Bonds Series 2022 (AG) (NR/AA)
$225,000	5.000%		03/01/2028	$232,697
Louisiana Government Environmental Facilities & Community Development Authority Rev RB Honeywell International Inc 2002 (NR/A/A-1)
400,000	2.690	(a)(b)	12/01/2037	400,000
State of Louisiana GO Bonds Series 2016-A (Aa2/NR)
110,000	5.000		09/01/2027	110,000
State of Louisiana Louisiana GO Bonds Series 2016-D (Aa2/NR)
145,000	5.000		09/01/2026	145,000

				887,697

Maryland - 1.0%
Anne Arundel County Maryland GO Bonds Consisting of Consolidated Water and Sewer Series 2023 (Aaa/AAA)
200,000	5.000		10/01/2026	200,355
Community Development Administration Maryland Department of Housing and Community Development Residential RB 2019 Series C (NON-AMT) (Aa1/NR)
95,000	5.000		09/01/2026	95,000
Community Development Administration Maryland Department of Housing and Community Development Residential RB 2025 Series A (NON-AMT) (GNMA/FNMA/FHLMC) (Aa1/NR)
55,000	3.050		09/01/2027	55,074
Montgomery County Maryland Water Quality Protection Charge RBs Series 2016 (NR/AA+)
250,000	3.000		04/01/2027	250,021

				600,450

Massachusetts - 1.2%
Deutsche Bank Spears/Lifers Trust (Aa1/NR)
500,000	3.200	(a)(b)(d)	06/01/2056	500,000
Massachusetts Development Finance Agency RBs Boston University Issue Series BB-1 (Aa3/AA-)
200,000	5.000		10/01/2046	200,382
Town of Dedham Massachusetts GO Municipal Purpose Loan of 2017 Bonds (NR/AAA)
40,000	4.000		06/15/2027	40,048

				740,430

Michigan - 3.8%
Board of Trustees of Grand Valley State University General Revenue Refunding Bonds Series 2024A (AG) (A1/AA)
305,000	5.000		12/01/2027	313,438
City of Saginaw Hospital Finance Authority Hospital Revenue Refunding Bonds Covenant Medical Center Inc. Series 2020J (NR/A+)
345,000	5.000		07/01/2027	349,871
City of Warren Michigan Capital Improvement Refunding Bonds Series 2019A GO Limited Tax (NR/AA)
150,000	3.000		04/01/2028	150,479
County of Macomb State of Michigan Capital Improvement Bonds Series 2015 (Aaa/NR)
50,000	3.200		05/01/2027	50,008
Hamilton Community Schools County of Allegan State of Michigan 2025 School Building and Site Bonds Series Ii GO - Unlimited Tax (Q-SBLF) (NR/AA)
1,090,000	5.000		11/01/2026	1,094,205

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Clean Water Revolving Fund Revenue and Revenue Refunding Bonds Series 2016B (NR/AAA)
$320,000	5.000%		10/01/2026	$320,651

				2,278,652

Mississippi - 2.5%
Mississippi Business Finance Corporation Port Facility Refunding RBs Chevron U.S.A Inc. Project Series 2023 (Aa2/AA-/A-1+)
800,000	3.000	(a)(b)	06/01/2043	800,000
Mississippi Development Bank Special Obligation Bonds Series 2018 Jackson Public School District GO Bond Project (BAM) (NR/AA)
450,000	5.000		10/01/2026	450,820
Mississippi Hospital Equipment and Facilities Authority RB North Mississippi Health Services 2020 Series I (NR/A+)
105,000	5.000		10/01/2026	105,150
State of Mississippi GO Refunding Bonds Series 2020B (Aa2/AA)
160,000	5.000		09/01/2026	160,000

				1,515,970

Missouri - 2.3%
Board of Public Buildings of The State of Missouri Special Obligation Refunding Bonds Series B 2020 (Aa1/AA+)
140,000	5.000		10/01/2026	140,311
Fort Osage R-I School District Jackson County Missouri Certificates of Participation Series 2022A (NR/A)
180,000	4.000		04/01/2027	180,000
Franklin County Missouri Refunding Certificates of Participation Series 2019B (NR/A+)
40,000	4.000		04/01/2027	40,264
Health and Educational Facilities Authority of the State of Missouri Health Facilities RB Ssm Health Series 2022A (NR/A+)
710,000	5.000		06/01/2028	732,810
Health and Educational Facilities Authority of The State of Missouri Health Facilities RB Ssm Health Series 2022A (NR/A+)
260,000	5.000		06/01/2027	263,701
St. Louis Municipal Finance Corporation Recreation Sales Tax Leasehold Revenue Refunding Bonds City of St. Louis Missouri Lessee Series 2016 (NR/A)
25,000	5.000		02/15/2027	25,038

				1,382,124

Nebraska - 0.8%
Douglas County School District No. 001 Omaha Public Nebraska General Obligation Bonds Series 2015 (Aa2/AA)
45,000	5.000		12/15/2026	45,080
Nebraska Public Power District General RB 2023 Series A (A1/A)
145,000	5.000		07/01/2028	149,373
The City of Lincoln Nebraska Lincoln Electric System RB Series 2018 (NR/AA)
180,000	5.000		09/01/2026	180,000
The City of Lincoln Nebraska Lincoln Electric System Revenue Refunding Bonds Series 2016 (NR/AA)
100,000	5.000		09/01/2026	100,000

				474,453

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Nevada - 0.2%
Clark County, Nevada GO Limited Tax Bond Bank Refunding Bonds Additionally Secured By Pledged Revenues Series 2016B (Aa1/AAA)
$95,000	5.000%		11/01/2026	$95,391

New Jersey - 1.8%
County of Essex New Jersey General Improvement Bonds Series 2015A (ST AID WITHHLDG) (Aa1/NR)
50,000	3.000		09/01/2027	50,014
New Jersey Health Care Facilities Financing Authority Revenue and Refunding Bonds Rwj Barnabas Health Obligated Group Issue Series 2026A (A1/AA-)
400,000	5.000		07/01/2028	416,190
New Jersey Housing and Mortgage Finance Agency Multi-Family RB 2024 Sub-Series D-2 (GNMA/FNMA/FHLMC) (NR/AA-)
400,000	2.900		11/01/2027	399,001
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2019 Series A Tax-Exempt (A1/A)
70,000	5.000		12/15/2026	70,473
State of New Jersey New Jersey GO Bonds Various Purposes (Tax- Exempt) (Aa3/A+)
175,000	2.000		06/01/2027	173,702

				1,109,380

New York - 6.2%
Blackrock Muniyield Quality Fd Inc Var (AMT) (Aa1/P-1/NR)
300,000	2.440	(a)(b)(d)	02/01/2056	300,000
Dormitory Authority of The State of New York School Districts RB Financing Program RB Series 2021A (AG) (Aa3/AA)
210,000	5.000		10/01/2026	210,422
Long Island Power Authority “Lipa” Electric System General RB Series 2021A Tax-Exempt Fixed Rate Bonds (A2/A)
190,000	5.000		09/01/2026	190,000
Long Island Power Authority Electric System General RB Series 2020 A (A2/A)
145,000	5.000		09/01/2026	145,000
Longwood Central School District Suffolk County New York Bond Anticipation Notes 2025 (ST AID WITHHLDG) (NR/NR)
200,000	4.000		09/18/2026	200,133
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2016D (A2/A)
390,000	5.000		11/15/2027	391,998
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds Series 2018B (A2/A)
160,000	5.000		11/15/2027	164,621
New York State Dormitory Authority Revenue Cornell University CP (P-1/A-1+)
750,000	2.700		11/04/2026	749,993
New York State Dormitory Authority Revenue Langone Hospital CP (P-1/A-1)
800,000	2.720		12/01/2026	799,989
The Port Authority of New York and New Jersey Consolidated Bonds One Hundred and Sevent-Fifth Series (Aa3/AA-)
35,000	3.000		12/01/2027	35,006
Three Village Central School District of Brookhaven and Smithtown Suffolk County New York Tax Anticipation Notes For 2026-2027 Taxes (ST AID WITHHLDG) (NR/NR)
600,000	4.000		06/24/2027	606,317

				3,793,479

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio - 4.0%
City of Cincinnati Ohio Water System Refunding RB Series 2016B (Aaa/AAA)
$200,000	5.000%		12/01/2026	$201,237
City of Toledo Ohio Water System Revenue Refunding Bonds Series 2012RA (Aa3/AA-)
225,000	3.000		11/15/2026	225,033
County of Cuyahoga Ohio Convention Hotel Project Certificate of Participation Series 2024 (A1/AA-)
185,000	5.000		12/01/2026	185,985
205,000	5.000		12/01/2027	210,442
Ohio Department of Administrative Services Certificates of Participation Series 2018 Enterprise Data Center Solutions Project (Aa1/AA+)
205,000	5.000		09/01/2026	205,000
Ohio State Water Development Authority Revenue Rites (Aaa/AAA)
400,000	5.250		12/01/2027	407,956
State of Ohio (Aa1/AA+/A-1+)
1,000,000	2.150	(a)(b)	12/01/2040	1,000,000

				2,435,653

Oklahoma - 4.1%
Canadian County Education Facilities Authority Educational Facilities Lease RB Mustang Public Schools Project Series 2017 (NR/A+)
125,000	5.000		09/01/2026	125,000
Cleveland County Educational Facilities Authority Educational Facilities Lease RB Moore Public Schools Project Series 2021 (Aa3/A+)
400,000	4.000		06/01/2027	403,913
Creek County Educational Facilities Authority Educational Facilities Lease RB Sapulpa Public Schools Project Series 2024 (BAM) (NR/AA)
765,000	5.000		09/01/2026	765,000
Independent School District No. 29 of Cleveland County Norman Oklahoma GO Combined Purpose Bonds Series 2025 (Aa3/NR)
260,000	4.000		03/01/2028	264,634
Independent School District Number 89 of Oklahoma County Oklahoma City Oklahoma Combined Purpose GO Bonds Series 2023A (NR/AA)
400,000	3.000		07/01/2027	400,273
Oklahoma County Finance Authority Educational Facilities Lease RB Midwest City Del City Public Schools Project Series 2018 (NR/A+)
305,000	5.000		10/01/2026	305,569
Oklahoma Water Resources Board State Loan Program RB Series 2019A (OK CERF) (NR/AAA)
130,000	5.000		10/01/2026	130,255
Tulsa County Industrial Authority Educational Facilities Lease RB Jenks Public Schools Project (NR/AA-)
75,000	5.000		09/01/2026	75,000
Wagoner County Independent School District No. 17 Coweta Board of Education Oklahoma Building Bonds of 2023 (NR/NR)
35,000	4.500		09/01/2026	35,000

				2,504,644

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Oregon - 0.4%
The Port of Portland Oregon Portland International Airport RB Series Twenty-Eight (AMT) (NR/AA-)
$240,000	5.000%		07/01/2027	$244,203

Other - 3.1%
Nuveen AMT Free Mun Income Fund Variable Rate DemandPreferred Shares Ticker Symbol NEA 1 (Aa1/P-1/A-1)
1,000,000	2.360	(a)(b)(d)	09/11/2056	1,000,000
Tender Option Bond Trust Receipts/Certificates (Aa2/NR)
500,000	2.580	(a)(b)(d)	06/01/2032	500,000
Tender Option Bond Trust Receipts/Certificates Various States CTFS 2026-BAP0002 (NR/NR)
400,000	2.580	(a)(b)(d)	12/02/2027	400,000

				1,900,000

Pennsylvania - 11.2%
City of Philadelphia Pennsylvania Water and Wastewater Revenue Refunding Bonds Series 2016 (A1/A+)
275,000	5.000		10/01/2026	275,473
Commonwealth of Pennsylvania Pennsylvania GO Bonds First Series of 2023 Bid Group C (Aa2/A+)
390,000	5.000		09/01/2026	390,000
Commonwealth of Pennsylvania Pennsylvania GO Bonds: First Series of 2016 and First Refunding Series of 2016 (Aa2/A+)
205,000	5.000		09/15/2026	205,207
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management Inc. Project Series 2019A (NR/A-/A-2)
1,000,000	3.250	(a)(b)	08/01/2038	1,000,037
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB Republic Services Inc Project Series 2019B-1 (NR/A-/A-2)
1,500,000	2.950	(a)(b)	04/01/2049	1,499,431
Pennsylvania Economic Development Financing Authority Upmc RB Series 2016 (A2/A)
220,000	5.000		03/15/2027	220,353
Pennsylvania Economic Development Financing Authority Upmc RB Series 2017A (A2/A)
160,000	5.000		11/15/2026	160,627
Pennsylvania Turnpike Commission Oil Franchise Tax Senior Revenue Refunding Bonds Series A of 2016 (Aa3/NR)
130,000	5.000		12/01/2027	130,738
Southeastern Pennsylvania Transportation Authority Capital Grant Receipts RB Series 2020 Federal Transit Administration Section 5307 Urbanized Area Formula Funds (A3/AA-)
180,000	5.000		06/01/2027	183,033
Southeastern Pennsylvania Transportation Authority Capital Grant Receipts Refunding Bonds Series 2017 (A3/AA-)
415,000	5.000		06/01/2027	421,776
Temple University – The Commonwealth System of Higher Education RB First Series of 2025 (AG) (Aa3/AA)
25,000	5.000		04/01/2027	25,320
The City of Philadelphia Pennsylvania GO Bonds Series 2021A Tax-Exempt (A1/A+)
350,000	5.000		05/01/2028	363,171
The Pennsylvania State University Bonds Tax-Exempt Series A of 2025 (Aa1/AA)
100,000	5.000		09/01/2026	100,000

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
The Pittsburgh Water and Sewer Authority Water and Sewer System First Lien Revenue Refunding Bonds Series A of 2017 (AG) (A1/AA)
$140,000	5.000%		09/01/2026	$140,000
The School District of Philadelphia GO Bonds Series F of 2016 (ST AID WITHHLDG) (Aa3/NR)
145,000	5.000		09/01/2026	145,000
The School District of Philadelphia Pennsylvania Tax and Revenue Anticipation Notes Series B of 2026-2027 (ST AID WITHHLDG) (NR/NR)
1,500,000	5.000	(e)	06/30/2027	1,525,205

				6,785,371

Rhode Island - 0.2%
Rhode Island Housing and Mortgage Finance Corporation Homeownership Opportunity Bonds Series 86-B (AMT) (GNMA/FNMA/FHLMC) (Aa1/AA+)
140,000	3.600		10/01/2027	140,020

South Carolina - 0.5%
City of North Charleston South Carolina Limited Obligation Refunding and Improvement Bonds Hospitality Fee Pledge Series 2018 (NR/AA-)
110,000	5.000		10/01/2026	110,213
School District No. 1 of Florence County South Carolina GO Bonds Series 2025 (SCSDE) (Aa1/NR)
200,000	5.000		03/01/2028	206,901

				317,114

South Dakota - 0.1%
City of Sioux Falls South Dakota Sales Tax RB Series 2012A (Aa1/AA-)
50,000	3.000		11/15/2026	50,007

Tennessee - 0.8%

New Memphis Arena Public Building Authority of Memphis and Shelby County Tennessee Local Government Public Improvement Bonds City of Memphis Project Series 2021 Social Bonds Convertible Capital Appreciation Bonds (Aa2/AA)

175,000	4.000		04/01/2028	177,978
The Health and Educational Facilities Board of The County of Franklin Tennessee Educational Facilities Revenue Refunding Bonds The University of The South Series 2021 (NR/A+)
315,000	4.000		09/01/2027	317,889

				495,867

Texas - 9.6%
Arlington Independent School District Unlimited Tax School Building and Refunding Bonds Series 2020 (PSF-GTD) (Aaa/AAA)
225,000	5.000		02/15/2027	227,435
Board of Regents of Texas Woman’S University Revenue Financing System Refunding Bonds Series 2019 (Aa3/NR)
90,000	5.000		07/01/2027	91,666
Board of Regents Texas State University System Revenue Financing System Refunding Bonds Series 2026C (Forward Delivery) (Aa2/NR)
1,000,000	5.000	(e)	03/15/2028	1,028,168

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Austin Texas Public Improvement and Refunding Bonds Series 2024 (NR/AAA)
$165,000	5.000%		09/01/2026	$165,000
City of Corpus Christi Texas A Political Subdivision of the State of Texas Located In Nueces San Patricio Aransas and Kleberg Counties Texas Limited Tax Notes Series 2025 (NR/AA)
155,000	5.000		03/01/2028	159,932
City of El Paso Downtown Development Corporation Special Revenue Refunding Bonds Series 2016 (NR/AA-)
70,000	5.000		08/15/2027	70,103
City of Garland Texas Dallas Collin and Rockwall Counties Water and Sewer System Revenue Refunding Bonds New Series 2021 (NR/AA-)
305,000	4.000		03/01/2028	311,520
City of Houston Texas Combined Utility System First Lien Revenue Refunding Bonds Series 2015D (NR/AA)
35,000	5.000		11/15/2027	35,070
City of Houston Texas Public Improvement Refunding Bonds Series 2021A (Aa2/NR)
120,000	5.000		03/01/2027	121,459
City of San Antonio Texas Electric and Gas Systems Revenue Refunding Bonds New Series 2018 (Aa2/AA-)
100,000	5.000		02/01/2027	100,983
City of Temple Texas GO Refunding Bonds Series 2019 (NR/AA)
135,000	5.000		08/01/2027	137,847
Deutsche Bank Spears/Lifers Trust (Aaa/NR)
500,000	3.200	(a)(b)(d)	08/15/2056	500,000
Exxon Mobil Corporation (Aa2/AA-/A-1+)
1,000,000	3.000	(a)(b)	11/01/2041	1,000,000
Harris County Flood Control District Improvement Refunding Bonds Series 2020A (Aaa/NR)
30,000	5.000		10/01/2026	30,058
Harris County Texas Toll Road Senior Lien Revenue Refunding Bonds Series 2016A (Aa1/NR)
115,000	5.000		08/15/2027	115,208
Houston Independent School District Harris County Texas Limited Tax Refunding Bonds Series 2025B (PSF-GTD) (Aaa/AAA)
30,000	5.000		02/15/2027	30,336
Houston Independent School District Harris County Texas Limited Tax Refunding Bonds Series 2026 (PSF-GTD) (Aaa/AAA)
100,000	5.000		02/15/2027	101,119
Houston Independent School District Public Facility Corporation Texas Lease Revenue Refunding Bonds Series 2017 (Aa1/AA)
105,000	5.000		09/15/2026	105,097
Lower Colorado River Authority Transmission Contract Refunding RB Lcra Transmission Services Corporation Project Series 2020 (NR/A+)
205,000	5.000		05/15/2028	212,606
Parker County Texas Unlimited Tax Refunding Bonds Series 2016 (NR/AA)
45,000	4.000		02/15/2027	45,036
Port Neches-Groves Independent School District Texas Unlimited Tax Refunding Bonds Series 2016A (PSF-GTD) (Aaa/NR)
170,000	4.000		02/15/2028	170,172
Port of Port Arthur Navigation District of Jefferson County Texas Environmental Facilities RB Motiva Enterprises Llc Project Series 2010 Subseries 2010B (Baa1/P-2/BBB+/A-2)
100,000	3.050	(a)(b)	04/01/2040	100,000

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Port of Port Arthur Navigation District of Jefferson County Texas Environmental Facilities RB Motiva Enterprises LLC Project Series 2010 Subseries 2010D (Baa1/P-2/BBB+/A-2)
$450,000	2.500	%(a)(b)	11/01/2040	$450,000
Texas Department of Housing and Community Affairs Residential Mortgage RB Series 2023A (GNMA COLL) (Aa1/AA+)
225,000	3.200		01/01/2027	225,167
Texas Public Finance Authority State of Texas GO Refunding Bonds Series 2018A (Aaa/AAA)
195,000	5.000		10/01/2026	195,395
Trinity River Authority of Texas Tarrant County Water Project Refunding RB Series 2016 (NR/AA+)
55,000	4.000		02/01/2027	55,064
West Harris County Regional Water Authority Water System Revenue and Revenue Refunding Bonds Series 2015A (A1/AA-)
15,000	5.000		12/15/2026	15,022

				5,799,463

Utah - 0.2%
Utah Tran Auth Sales Tax Rev Ref Bds 2006 C (AG) (Aa2/AA+)
90,000	5.250		06/15/2027	91,661

Virginia - 0.4%
Commonwealth Transportation Board Commonwealth of Virginia Federal Transportation Grant Anticipation Revenue Notes Series 2016 (Aa1/AA+)
110,000	5.000		03/15/2028	110,098
Virginia Housing Development Authority Commonwealth Mortgage Bonds 2026 Series J - Taxable (Aaa/AAA/A-1+)
60,000	2.800	(a)(b)	01/01/2057	59,956
Virginia State Public Building Authority Publuc Facilities Revenue and Refunding Bonds 2015B (Aa1/AA+)
100,000	3.300		08/01/2028	100,037

				270,091

Washington - 3.7%
Bellevue School District No. 405 Washington Unlimited Tax GO and Refunding Bonds 2016 (SCH BD GTY) (Aaa/AA+)
95,000	5.000		12/01/2026	95,590
King County Washington Junior Lien Sewer Revenue Refunding Bonds Series 2024 (Aa2/AA/A-1)
1,400,000	3.030	(a)(b)	01/01/2042	1,400,000
Port of Seattle Intermediate Lien RB 2017D (AMT) (Aa3/AA-)
185,000	5.000		05/01/2027	187,458
Port of Seattle Intermediate Lien RB Series 2019 (AMT) (Aa3/AA-)
330,000	5.000		04/01/2027	333,840
State of Washington Washington Various Purpose GO Refunding Bonds Series R-2018D (Aaa/AA+)
230,000	5.000		08/01/2027	235,251

				2,252,139

Wisconsin - 2.1%
Ascension Health RB Ascension Senior Credit Group Series 2016A (Aa3/AA)
45,000	5.000		11/15/2026	45,055
30,000	5.000		11/15/2027	30,034

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2026

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Public Finance Authority Pollution Control Revenue Refunding Bonds Duke Energy Progress Project Series 2022A (NON-AMT) (Aa3/A)
$1,000,000	3.300	%(a)(b)	10/01/2046	$1,000,333
Wisconsin Health and Educational Facilities Authority RB Series 2015 (NR/AA)
170,000	5.000		12/15/2026	170,175

				1,245,597

TOTAL MUNICIPAL BONDS (Cost $63,153,425)				63,157,047

Commercial Paper - 7.2%
City of Cape Coral FL
835,000	2.630%		09/10/26	835,033
Health & Educational Facilities Authority of the State of Missouri
1,000,000	2.610		09/16/26	999,976
Illinois Finance Authority
1,000,000	2.500		09/28/26	999,864
Long Island Power Authority
725,000	2.530		09/08/26	725,023
Minnesota Agricultural & Economic Development Board
750,000	2.660		11/12/26	749,912

				4,309,808

TOTAL COMMERCIAL PAPER (Cost $4,311,771)				4,309,808

TOTAL INVESTMENTS - 111.6% (Cost $67,465,196)				$67,466,855

LIABILITIES IN EXCESS OF OTHER ASSETS - (11.6)%				(7,009,712)

NET ASSETS - 100.0%				$60,457,143

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2026.
(b)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(e)	When-issued security.

Security ratings disclosed, if any, are issued by either S&P Global Ratings, Moody’s Investor Service or Fitch Ratings and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
CP	- Commercial Paper
FHLMC	- Insured by Federal Home Loan Mortgage Corp.
FNMA	- Insured by Federal National Mortgage Association
GNMA	- Insured by Government National Mortgage Association
GO	- General Obligation
PSF-GTD	- Guaranteed by Permanent School Fund
Q-SBLF	- Qualified School Bond Loan Fund
RB	- Revenue Bond
SCSDE	- South Carolina State Department of Education
SPEARS	- Short Puttable Exempt Adjustable Receipts
ST AID WITHHLDG	- State Aid Withholding
ST APPROP	- State Appropriation
ST INTERCEPT	- State Aid Intercept
UPMC	- University of Pittsburgh Medical Center

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Assets and Liabilities August 31, 2026

	Goldman Sachs Dynamic California Municipal Income ETF	Goldman Sachs Dynamic New York Municipal Income ETF	Goldman Sachs Municipal Income ETF	Goldman Sachs Ultra Short Municipal Income ETF

Assets:

Investments in unaffiliated issuers, at value (cost $183,894,484, $40,445,686, $473,632,057 and $67,465,196, respectively)	$184,536,288	$40,252,496	$471,467,018	$67,466,855
Investments in affiliated issuers, at value (cost $6,031,086, $1,120,740, $22,681,315 and $–, respectively)	6,031,086	1,120,740	22,681,315	—
Cash	913,032	1,009,628	3,762,458	139,341
Receivables:
Interest and Dividends	1,996,911	447,578	4,131,770	715,581
Collateral on certain derivative contracts	175,615	39,655	—	—
Variation margin on futures contracts	22,281	5,031	—	—

Total assets	193,675,213	42,875,128	502,042,561	68,321,777

Liabilities:

Payables:
Investments purchased	129,273	801,342	3,176,215	5,306,757
Investments purchased on an extended-settlement basis	7,504,963	99,030	46,280,587	2,553,705
Management fees	21,919	4,925	26,817	4,172

Total liabilities	7,656,155	905,297	49,483,619	7,864,634

Net Assets:

Paid-in capital	184,847,910	42,036,008	453,904,435	60,320,732
Total distributable earnings (loss)	1,171,148	(66,177)	(1,345,493)	136,411

NET ASSETS	$186,019,058	$41,969,831	$452,558,942	$60,457,143

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	3,700,000	850,000	8,950,000	1,200,000

Net asset value per share:	$50.28	$49.38	$50.57	$50.38

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Operations For the Year Ended August 31, 2026

	Goldman Sachs Dynamic California Municipal Income ETF	Goldman Sachs Dynamic New York Municipal Income ETF	Goldman Sachs Municipal Income ETF	Goldman Sachs Ultra Short Municipal Income ETF

Investment income:

Interest	$5,989,131	$1,212,235	$7,898,426	$951,464

Dividends — affiliated issuers	95,525	23,086	190,026	494

Total Investment Income	6,084,656	1,235,321	8,088,452	951,958

Expenses:

Management fees	502,534	93,463	352,384	39,990

Trustee fees	25,182	16,358	25,292	12,041

Total expenses	527,716	109,821	377,676	52,031

Less — expense reductions	(79,841)	(16,792)	(9,160)	(23)

Net expenses	447,875	93,029	368,516	52,008

NET INVESTMENT INCOME	5,636,781	1,142,292	7,719,936	899,950

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(234,740)	(16,513)	(325,274)	(4,135)

Futures contracts	108,809	21,709	67,564	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(22,049)	(160,775)	(2,739,172)	(30,816)

Futures contracts	40,396	9,031	(258)	—

Net realized and unrealized loss	(107,584)	(146,548)	(2,997,140)	(34,951)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,529,197	$995,744	$4,722,796	$864,999

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Changes in Net Assets August 31, 2026

	Goldman Sachs Dynamic California Municipal Income ETF		Goldman Sachs Dynamic New York Municipal Income ETF
	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$5,636,781	$725,250	$1,142,292	$271,886

Net realized gain (loss)	(125,931)	(56,307)	5,196	(43,644)

Net change in unrealized gain (loss)	18,347	615,948	(151,744)	(66,354)

Net increase in net assets resulting from operations	5,529,197	1,284,891	995,744	161,888

Distributions to shareholders:

From distributable earnings	(5,319,236)	(388,934)	(1,052,028)	(223,425)

From share transactions:

Proceeds from sales of shares	76,252,453	103,595,457	22,473,844	14,562,164

Net increase in net assets resulting from share transactions	76,252,453	103,595,457	22,473,844	14,562,164

TOTAL INCREASE	76,462,414	104,491,414	22,417,560	14,500,627

Net Assets:

Beginning of year	$109,556,644	$5,065,230	$19,552,271	$5,051,644

End of year	$186,019,058	$109,556,644	$41,969,831	$19,552,271

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Changes in Net Assets (continued) August 31, 2026

	Goldman Sachs Municipal Income ETF		Goldman Sachs Ultra Short Municipal Income ETF
	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income	$7,719,936	$833,001	$899,950	$295,304

Net realized loss	(257,710)	(100,586)	(4,135)	(4,984)

Net change in unrealized gain (loss)	(2,739,430)	543,208	(30,816)	24,565

Net increase in net assets resulting from operations	4,722,796	1,275,623	864,999	314,885

Distributions to shareholders:

From distributable earnings	(6,831,919)	(563,372)	(795,640)	(273,247)

From share transactions:

Proceeds from sales of shares	360,851,684	86,792,798	61,643,736	10,035,107

Cost of shares redeemed	–	–	(15,104,708)	(1,253,403)

Net increase in net assets resulting from share transactions	360,851,684	86,792,798	46,539,028	8,781,704

TOTAL INCREASE	358,742,561	87,505,049	46,608,387	8,823,342

Net Assets:

Beginning of year	$93,816,381	$6,311,332	$13,848,756	$5,025,414

End of year	$452,558,942	$93,816,381	$60,457,143	$13,848,756

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic California Municipal Income ETF

	For the Fiscal Year Ended August 31,		For the Period July 23, 2024* to August 31, 2024
	2026	2025

Per Share Operating Performance:

Net asset value, beginning of period	$49.80	$50.65	$50.00

Net investment income(a)	1.90	1.76	0.17

Net realized and unrealized gain (loss)	0.40	(1.09)	0.48

Total from investment operations	2.30	0.67	0.65

Distributions to shareholders from net investment income	(1.82)	(1.52)	–

Net asset value, end of period	$50.28	$49.80	$50.65

Market price, end of period	$50.30	$49.85	$50.72

Total Return at Net Asset Value(b)	4.63%	1.34%	1.30%

Net assets, end of period (in 000’s)	$186,019	$109,557	$5,065

Ratio of net expenses to average net assets	0.30%	0.33%	0.35	%(c)

Ratio of total expenses to average net assets	0.35%	0.35%	0.35	%(c)

Ratio of net investment income to average net assets	3.74%	3.54%	3.10	%(c)

Portfolio turnover rate(d)	22%	134%	21%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value, and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions, and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic New York Municipal Income ETF

	For the Fiscal Year Ended August 31,		For the Period July 23, 2024* to August 31, 2024
	2026	2025

Per Share Operating Performance:

Net asset value, beginning of period	$48.88	$50.52	$50.00

Net investment income(a)	1.82	1.77	0.17

Net realized and unrealized gain (loss)	0.40	(1.73)	0.35

Total from investment operations	2.22	0.04	0.52

Distributions to shareholders from net investment income	(1.72)	(1.68)	–

Net asset value, end of period	$49.38	$48.88	$50.52

Market price, end of period	$49.44	$49.02	$50.55

Total Return at Net Asset Value(b)	4.55%	0.08%	1.04%

Net assets, end of period (in 000’s)	$41,970	$19,552	$5,052

Ratio of net expenses to average net assets	0.30%	0.34%	0.35	%(c)

Ratio of total expenses to average net assets	0.35%	0.35%	0.35	%(c)

Ratio of net investment income to average net assets	3.64%	3.58%	3.17	%(c)

Portfolio turnover rate(d)	28%	104%	12%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value, and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions, and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Municipal Income ETF

	For the Fiscal Year Ended August 31,		For the Period July 23, 2024* to August 31, 2024
	2026	2025

Per Share Operating Performance:

Net asset value, beginning of period	$50.04	$50.49	$50.00

Net investment income(a)	1.88	1.84	0.18

Net realized and unrealized gain (loss)	0.41	(0.69)	0.31

Total from investment operations	2.29	1.15	0.49

Distributions to shareholders from net investment income	(1.76)	(1.60)	–

Net asset value, end of period	$50.57	$50.04	$50.49

Market price, end of period	$50.65	$50.17	$50.55

Total Return at Net Asset Value(b)	4.59%	2.33%	0.98%

Net assets, end of period (in 000’s)	$452,559	$93,816	$6,311

Ratio of net expenses to average net assets	0.18%	0.18%	0.18	%(c)

Ratio of net investment income to average net assets	3.68%	3.69%	3.26	%(c)

Portfolio turnover rate(d)	24%	154%	47%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value, and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions, short-term transactions and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Ultra Short Municipal Income ETF

	For the Fiscal Year Ended August 31,		For the Period July 23, 2024* to August 31, 2024
	2026	2025

Per Share Operating Performance:

Net asset value, beginning of period	$50.36	$50.25	$50.00

Net investment income(a)	1.39	1.62	0.18

Net realized and unrealized gain (loss)	(0.02)	0.07	0.07

Total from investment operations	1.37	1.69	0.25

Distributions to shareholders from net investment income	(1.35)	(1.58)	–

Net asset value, end of period	$50.38	$50.36	$50.25

Market price, end of period	$50.35	$50.32	$50.27

Total Return at Net Asset Value(b)	2.75%	3.43%	0.50%

Net assets, end of period (in 000’s)	$60,457	$13,849	$5,025

Ratio of net expenses to average net assets	0.16%	0.16%	0.16	%(c)

Ratio of net investment income to average net assets	2.77%	3.23%	3.20	%(c)

Portfolio turnover rate(d)	261%	145%	61%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value, and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements August 31, 2026

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act.

Fund	Diversified/ Non-Diversified

Goldman Sachs Dynamic California Municipal Income ETF	Non-Diversified

Goldman Sachs Dynamic New York Municipal Income ETF	Non-Diversified

Goldman Sachs Municipal Income ETF	Non-Diversified

Goldman Sachs Ultra Short Municipal Income ETF	Non-Diversified

The investment objective of the Dynamic California Municipal Income ETF is to seek to provide a high level of current income that is exempt from federal income tax and California personal income tax; the investment objective of the Dynamic New York Municipal Income ETF is to seek to provide a high level of current income that is exempt from federal income tax and New York State and City personal income taxes; the investment objective of the Municipal Income ETF is to seek to provide a high level of current income that is exempt from regular federal income tax; and the investment objective of the Ultra Short Municipal Income ETF is to seek to provide a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser (the “Investment Adviser”) to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Expenses — Expenses incurred directly by the Funds are charged to the Funds, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

59

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income and capital gains distributions, if any, are declared and paid monthly and annually, respectively. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of each Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team with the Funds’ Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A. Level 1 and Level 2 Fair Value Investments— The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Money Market Funds — Investments in Underlying Money Market Funds are valued at the NAV per share on the day of valuation. These investments are generally classified as level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s financial statements at SEC.gov.

When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement(s) of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

61

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2026

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

B. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2026:

Goldman Sachs Dynamic California Municipal Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bond	$—	$184,536,288	$—

Investment Company	6,031,086	—	—

Total	$6,031,086	$184,536,288	$—

Derivative Type

Assets

Futures Contracts(a)	$40,654	$—	$—

Goldman Sachs Dynamic New York Municipal Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bond	$—	$40,252,496	$—

Investment Company	1,120,740	—	—

Total	$1,120,740	$40,252,496	$—

Derivative Type

Assets

Futures Contracts(a)	$9,289	$—	$—

Goldman Sachs Municipal Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bond	$—	$471,467,018	$—

Investment Company	22,681,315	—	—

Total	$22,681,315	$471,467,018	$—

62

GOLDMAN SACHS MUNICIPAL INCOME ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Goldman Sachs Ultra Short Municipal Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bond	$—	$63,157,047	$—

Commercial Paper	—	4,309,808	—

Total	$—	$67,466,855	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2026. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Goldman Sachs Dynamic California Municipal Income ETF
Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Interest Rate		$40,654		$—

Goldman Sachs Dynamic New York Municipal Income ETF
Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Interest Rate		$9,289		$—

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of August 31, 2026 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2026. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

63

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2026

4. INVESTMENTS IN DERIVATIVES (continued)

Dynamic California Municipal Income ETF

			Net Change in
Risk		Net Realized	Unrealized
	Statement of Operations	Gain (Loss)	Gain (Loss)

Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$108,809	$40,396

Dynamic New York Municipal Income ETF

			Net Change in
Risk		Net Realized	Unrealized
	Statement of Operations	Gain (Loss)	Gain (Loss)

Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	21,709	9,031

Municipal Income ETF

			Net Change in
Risk		Net Realized	Unrealized
	Statement of Operations	Gain (Loss)	Gain (Loss)

Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	67,564	(258)

For the fiscal year ended August 31, 2026, the relevant values for each derivative type was as follows:

Fund	Average Number of Contracts(a)

Goldman Sachs Dynamic California Municipal Income ETF	22

Goldman Sachs Dynamic New York Municipal Income ETF	5

Goldman Sachs Municipal Income ETF	40

(a)

Amounts disclosed represent average number of contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended August 31, 2026.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2026, contractual and effective net unitary management fees with GSAM were at the following rates:

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*

Goldman Sachs Dynamic California Municipal Income ETF	0.35%	0.30%

Goldman Sachs Dynamic New York Municipal Income ETF	0.35%	0.30%

Goldman Sachs Municipal Income ETF	0.18%	0.18%

Goldman Sachs Ultra Short Municipal Income ETF	0.16%	0.16%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee for the Goldman Sachs Dynamic California Municipal Income ETF and Goldman Sachs Dynamic New York Municipal Income ETF in order to achieve an effective net management fee rate of 0.30% as an annual percentage rate of average daily net assets of each Fund through at least December 29, 2026, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended August 31, 2026, GSAM waived $75,387 and $15,688 of the management fees for the Goldman Sachs Dynamic California Municipal Income ETF and Goldman Sachs Dynamic New York Municipal Income ETF, respectively.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Treasury Instruments Fund, which is an affiliated Underlying Money Market Fund. GSAM has agreed to waive a portion of its management fee payable by each Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Money Market Fund in which each Fund invests. For the fiscal year ended August 31, 2026, the management fee waived by GSAM was $4,454, $1,104, $9,160 and $23, respectively.

B. Other Transactions with Affiliates — For the fiscal year ended August 31, 2026, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Treasury Instruments Fund as of and for the fiscal year ended August 31, 2026:

Goldman Sachs Dynamic California Municipal Income ETF

					Change in
	Beginning value				Unrealized		Shares as of
Underlying	as of August 31,		Proceeds from	Realized Gain	Appreciation	Ending value as of	August 31,	Dividend	Capital Gain
Fund	2025	Purchases at Cost	Sales	(Loss)	(Depreciation)	August 31, 2026	2026	Income	Distribution

Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Shares
	$520,451	$77,437,073	$(71,926,438)	$–	$–	$6,031,086	6,031,086	$95,525	$–

Goldman Sachs Dynamic New York Municipal Income ETF

					Change in
	Beginning value				Unrealized		Shares as of
Underlying	as of August 31,		Proceeds from	Realized Gain	Appreciation	Ending value as of	August 31,	Dividend	Capital Gain
Fund	2025	Purchases at Cost	Sales	(Loss)	(Depreciation)	August 31, 2026	2026	Income	Distribution

Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Shares
	70,975	19,366,874	(18,317,109)	–	–	1,120,740	1,120,740	23,086	–

65

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2026

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs Municipal Income ETF

					Change in
	Beginning value				Unrealized		Shares as of
Underlying	as of August 31,		Proceeds from	Realized Gain	Appreciation	Ending value as of	August 31,	Dividend	Capital Gain
Fund	2025	Purchases at Cost	Sales	(Loss)	(Depreciation)	August 31, 2026	2026	Income	Distribution

Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Shares
	$464,900	$121,947,949	$(99,731,534)	$–	$–	$22,681,315	22,681,315	$190,026	$–

Goldman Sachs Ultra Short Municipal Income ETF

					Change in
	Beginning value				Unrealized		Shares as of
Underlying	as of August 31,		Proceeds from	Realized Gain	Appreciation	Ending value as of	August 31,	Dividend	Capital Gain
Fund	2025	Purchases at Cost	Sales	(Loss)	(Depreciation)	August 31, 2026	2026	Income	Distribution

Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Shares
	–	3,294,489	(3,294,489)	–	–	–	–	494	–

A fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended August 31, 2026, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain/(Loss)
Goldman Sachs Dynamic California Municipal Income ETF	$15,013,178	$3,945,490	$(77,775)
Goldman Sachs Dynamic New York Municipal Income ETF	1,102,188	817,973	(10,709)
Goldman Sachs Municipal Income ETF	45,815,441	11,971,412	(198,935)

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Dynamic California Municipal Income ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,500,000	$76,252,453	2,100,000	$103,595,457

Shares redeemed	—	—	—	—

	1,500,000	76,252,453	2,100,000	103,595,457

NET INCREASE IN SHARES	1,500,000	$76,252,453	2,100,000	$103,595,457

	Dynamic New York Municipal Income ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	450,000	$22,473,844	300,000	$14,562,164

Shares redeemed	—	—	—	—

	450,000	22,473,844	300,000	14,562,164

NET INCREASE IN SHARES	450,000	$22,473,844	300,000	$14,562,164

	Municipal Income ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	7,075,000	$360,851,684	1,750,000	$86,792,798

Shares redeemed	—	—	—	—

	7,075,000	360,851,684	1,750,000	86,792,798

NET INCREASE IN SHARES	7,075,000	$360,851,684	1,750,000	$86,792,798

	Ultra Short Municipal Income ETF

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,225,000	$61,643,736	200,000	$10,035,107

Shares redeemed	(300,000)	(15,104,708)	(25,000)	(1,253,403)

	925,000	46,539,028	175,000	8,781,704

NET INCREASE IN SHARES	925,000	$46,539,028	175,000	$8,781,704

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Notes to Financial Statements (continued) August 31, 2026

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2026, were as follows:

Fund	Purchases	Sales

Goldman Sachs Dynamic California Municipal Income ETF	$108,188,974	$32,352,621

Goldman Sachs Dynamic New York Municipal Income ETF	29,916,061	8,384,250

Goldman Sachs Municipal Income ETF	412,115,971	51,989,829

Goldman Sachs Ultra Short Municipal Income ETF	83,886,943	57,300,086

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2026, excluding short-term securities, were as follows:

Fund	Purchases	Sales

Goldman Sachs Municipal Income ETF	$15,110,517	$—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2026 were as follows:

	Goldman Sachs	Goldman Sachs
	Dynamic California	Dynamic New York	Goldman Sachs	Goldman Sachs Ultra
	Municipal Income	Municipal Income	Municipal Income	Short Municipal
	ETF	ETF	ETF	Income ETF

Distributions paid from:

Ordinary Income	$205,176	$21,562	$228,254	$38,211

Tax-Exempt income	5,114,060	1,030,466	6,603,665	757,429

Total taxable distributions	$5,319,236	$1,052,028	$6,831,919	$795,640

The tax character of distributions paid during the fiscal year ended August 31, 2025 were as follows:

	Goldman Sachs	Goldman Sachs
	Dynamic California	Dynamic New York	Goldman Sachs	Goldman Sachs Ultra
	Municipal Income	Municipal Income	Municipal Income	Short Municipal
	ETF	ETF	ETF	Income ETF

Distributions paid from:

Ordinary Income	$975	$298	$871	$5,443

Tax-Exempt income	387,959	223,127	562,501	267,804

Total taxable distributions	$388,934	$223,425	$563,372	$273,247

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8. TAX INFORMATION (continued)

As of August 31, 2026, the components of accumulated earnings on a tax-basis were as follows:

	Dynamic California	Dynamic New		Ultra Short
	Municipal Income	York Municipal	Municipal Income	Municipal Income
	ETF	Income ETF	ETF	ETF

Undistributed Tax Exempt income — net	$580,961	$124,083	$1,072,545	$142,024

Capital loss carryforwards:

Perpetual Short-Term	(146,643)	(31,037)	(342,851)	(4,971)

Perpetual Long-Term	—	—	—	(3,292)

Total capital loss carryforwards	(146,643)	(31,037)	(342,851)	(8,263)

Unrealized gains (losses) — net	736,830	(159,223)	(2,075,187)	2,650

Total accumulated earnings (losses) — net	$1,171,148	$(66,177)	$(1,345,493)	$136,411

As of August 31, 2026, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic California	Dynamic New York		Ultra Short Municipal
	Municipal Income ETF	Municipal Income ETF	Municipal Income ETF	Income ETF

Tax Cost	$189,871,198	$41,541,748	$496,223,520	$67,464,205

Gross unrealized gain	1,690,028	256,563	1,396,568	25,662

Gross unrealized loss	(953,198)	(415,786)	(3,471,755)	(23,012)

Net unrealized gain (loss)	$736,830	$(159,223)	$(2,075,187)	$2,650

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, and differences in the tax treatment of market discount accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by a Fund, or a bank or other financial institution that has entered into a repurchase agreement with a Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

Geographic and Sector Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, a Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank

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Notes to Financial Statements (continued) August 31, 2026

9. OTHER RISKS (continued)

monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for a Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, each Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by each Fund. In addition, each Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets each Fund invests therein.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Funds’ Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in a Fund and hold its investment solely to facilitate commencement of a Fund or to facilitate a Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of a Fund would be maintained at such levels or that a Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Funds, including on the Funds’ liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on (“NYSE Arca, Inc.”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions, then liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risk — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV.

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. A Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private

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9. OTHER RISKS (continued)

activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Investment Grade Fixed Income Securities Risk — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. A Fund may purchase the securities of issuers that are in default.

State/Territory Specific Risk —The Funds’ investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Funds’ income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk — Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from municipal securities can significantly affect the demand for and supply, liquidity and marketability of municipal securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels.

Valuation Risk — The sale price a Fund could receive for a security may differ from a Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. A Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In September 2026, the Financial Accounting Standards Board issued Accounting Standards Update 2026-03, Fair Value Measurement (Topic 820) – Investment Companies with Equity Securities Subject to Contractual Sale Restrictions (“ASU 2026-03”). The standard requires investment companies to consider contractual sale restrictions when measuring the fair value of in-scope equity securities and requires enhanced disclosures regarding such restrictions, including the amount of any discount attributable to the restriction. ASU 2026-03 is effective for annual reporting periods beginning after December 15, 2027, and interim reporting periods within those annual reporting periods, with early adoption permitted. Management is currently evaluating the impact of, and determining when the Funds will adopt, the new requirement.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Dynamic California Municipal Income ETF, Goldman Sachs Dynamic New York Municipal Income ETF, Goldman Sachs Municipal Income ETF and Goldman Sachs Ultra Short Municipal Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Dynamic California Municipal Income ETF, Goldman Sachs Dynamic New York Municipal Income ETF, Goldman Sachs Municipal Income ETF and Goldman Sachs Ultra Short Municipal Income ETF (four of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2026, the related statements of operations for the year ended August 31, 2026, the statements of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2026 and for the period July 23, 2024 (commencement of operations) through August 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2026, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2026 and each of the financial highlights for each of the two years in the period ended August 31, 2026 and for the period July 23, 2024 (commencement of operations) through August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent of the investee funds and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Dynamic California Municipal Income ETF, Goldman Sachs Dynamic New York Municipal Income ETF, Goldman Sachs Municipal Income ETF and Goldman Sachs Ultra Short Municipal Income ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2027 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-17, 2026 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”); its benchmark performance index; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(e)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	in the case of the Dynamic California Municipal Income ETF and Dynamic New York Municipal Income ETF, the undertaking of the Investment Adviser to implement a fee waiver;
(h)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(i)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement;

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics, as well as the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. In particular, they noted that each Fund is an actively-managed ETF and that (i) each of the Dynamic California Municipal Income ETF and Dynamic New York Municipal Income ETF seeks a high level of current income that is exempt from regular federal income tax and California and New York State and City, respectively, personal income taxes; (ii) the Municipal Income ETF seeks a high level of current income that is exempt from regular federal income tax; and (iii) the Ultra Short Municipal Income ETF seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2025, and updated performance information prepared by the Investment Adviser regarding the Funds’ category rankings using the peer group identified by the Outside Data Provider as of March 31, 2026. The information on each Fund’s investment performance was provided for the one-year period ending on the applicable dates. As part of this review, the Trustees reviewed investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also reviewed the investment performance of the Funds relative to their performance benchmarks.

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. The Trustees noted that the Dynamic California Municipal Income ETF had placed in the top half of the Fund’s peer group and had outperformed its benchmark index for the one-year period ended March 31, 2026. With respect to the Dynamic New York Municipal Income ETF, the Trustees noted that the Fund had placed in the third quartile of the Fund’s peer group and had underperformed its benchmark index for the one-year period ended March 31, 2026. With respect to the Municipal Income ETF, the Trustees noted that the Fund had placed in the top half of the Fund’s peer group and had outperformed its benchmark index for the one-year period ended March 31, 2026. With respect to the Ultra Short Municipal Income ETF, the Trustees noted that the Fund had placed in the third quartile of the Fund’s peer group and had outperformed its benchmark index for the one-year period ended March 31, 2026. They noted that the Ultra Short Municipal Income ETF had experienced certain portfolio management changes in 2025.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser, and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to each Fund, which included both advisory and non-advisory services directed to the needs and operations of the Fund as an ETF.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of each Fund. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of each Fund’s fee rates and expense ratios to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by each Fund. They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to implement a management fee waiver for each of the Dynamic California Municipal Income ETF and Dynamic New York Municipal Income ETF.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2025 and 2024, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Dynamic California Municipal Income ETF and Dynamic New York Municipal Income ETF that exceed specified levels. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

75

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (e) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (f) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2027.

76

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Goldman Sachs Trust – Municipal Income ETFs - Tax Information (Unaudited)

During the year ended August 31, 2026, 96.17%, 98.03%, 96.91%, and 95.57% of the distributions from net investment income paid by Dynamic California Municipal Income ETF, Dynamic New York Municipal Income ETF, Municipal Income ETF and Ultra Short Municipal Income ETF, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

79

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Brian J. Wildman THE BANK OF NEW YORK Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 OFFICERS James A. McNamara, President and Principal Executive Officer Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary © 2026 Goldman Sachs. All rights reserved. MUNIINCETFAR-26

Goldman Sachs Funds Annual Financial Statements August 31, 2026 Goldman Sachs Fundamental Equity Active ETFs Goldman Sachs Enhanced U.S. Equity ETF (GUSE) Goldman Sachs Growth Opportunities ETF (GSGO) Goldman Sachs Technology Opportunities ETF (GTOP) Goldman Sachs Value Opportunities ETF (GVLE)

Goldman Sachs Fundamental Equity Active ETFs

GOLDMAN SACHS ENHANCED U.S. EQUITY ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 98.6%

Communication Services – 9.8%
36,671	Alphabet, Inc., Class A	$12,444,304
23,685	Alphabet, Inc., Class C	7,944,186
2,281	AppLovin Corp., Class A*	711,809
6,781	Live Nation Entertainment, Inc.*	1,219,834
12,343	Meta Platforms, Inc., Class A	7,064,393
17,091	ROBLOX Corp., Class A*	705,687
5,540	Space Exploration Technologies Corp., Class A*	796,042
969	Spotify Technology SA*	526,768
6,895	TKO Group Holdings, Inc.	1,259,096
14,705	T-Mobile US, Inc.	2,653,370

		35,325,489

Consumer Discretionary – 9.0%
60,503	Amazon.com, Inc.*	15,716,864
37,153	Chewy, Inc., Class A*	884,241
5,136	Hilton Worldwide Holdings, Inc.	1,624,414
1,822	Ross Stores, Inc.	416,400
3,507	Royal Caribbean Cruises Ltd.	942,471
22,523	Starbucks Corp.	2,393,069
15,874	Tesla, Inc.*	5,840,838
26,250	TJX Cos., Inc. (The)	3,515,138
2,017	Ulta Beauty, Inc.*	1,083,331

		32,416,766

Consumer Staples – 3.6%
70,733	Coca-Cola Co. (The)	6,271,895
15,804	Coca-Cola Europacific Partners PLC (United Kingdom)	1,707,148
537	Costco Wholesale Corp.	506,869
11,804	Performance Food Group Co.*	1,170,603
31,949	Walmart, Inc.	3,350,491

		13,007,006

Energy – 3.8%
18,416	Baker Hughes Co.	1,170,337
5,324	Cheniere Energy, Inc.	1,552,957
34,043	ConocoPhillips	4,510,357
23,748	ExxonMobil Holdings Corp.	3,822,241
10,376	Phillips 66	2,558,514

		13,614,406

Financials – 13.1%
7,994	Allstate Corp. (The)	2,060,853
24,430	American International Group, Inc.	1,865,475
9,458	Ares Management Corp., Class A	1,354,102
56,881	Bank of America Corp.	3,523,209
10,677	Berkshire Hathaway, Inc., Class B*	5,381,528
12,841	Blackstone, Inc.	1,839,345
19,798	Brown & Brown, Inc.	1,428,822
13,503	Charles Schwab Corp. (The)	1,482,899
12,980	Citigroup, Inc.	1,708,428
19,517	Global Payments, Inc.	1,777,023
16,589	Intercontinental Exchange, Inc.	2,665,852
17,500	JPMorgan Chase & Co.	6,230,350
7,239	Mastercard, Inc., Class A	4,266,015
9,593	Morgan Stanley	2,046,379
2,389	MSCI, Inc.	1,363,259

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
9,568	Nasdaq, Inc.	$943,501
4,216	S&P Global, Inc.	1,837,501
9,562	Visa, Inc., Class A	3,627,536
11,111	Wintrust Financial Corp.	1,670,650

		47,072,727

Health Care – 8.9%
20,367	Agilent Technologies, Inc.	3,127,557
1,150	Argenx SE ADR (Belgium)*	1,186,409
4,247	Cencora, Inc.	1,374,329
9,976	Cytokinetics, Inc.*	707,398
14,071	Dexcom, Inc.*	1,281,305
17,657	Edwards Lifesciences Corp.*	1,602,373
5,227	Eli Lilly & Co.	6,046,228
20,244	Johnson & Johnson	5,381,867
14,503	Merck & Co., Inc.	2,142,963
6,358	Quest Diagnostics, Inc.	1,527,828
9,756	Repligen Corp.*	1,765,641
7,869	UnitedHealth Group, Inc.	3,064,267
5,227	Vertex Pharmaceuticals, Inc.*	2,846,206

		32,054,371

Industrials – 8.2%
5,417	3M Co.	930,803
4,216	Advanced Drainage Systems, Inc.	572,238
7,212	Builders FirstSource, Inc.*	478,877
3,841	Caterpillar, Inc.	3,063,082
12,405	Cintas Corp.	2,503,205
42,746	CSX Corp.	2,159,100
4,093	Eaton Corp. PLC	1,644,895
2,080	GE Vernova, Inc.	1,868,942
8,438	General Electric Co.	2,832,721
4,799	Honeywell Aerospace, Inc.*	758,770
11,742	Ingersoll Rand, Inc.	904,721
6,926	ITT, Inc.	1,387,209
6,108	L3Harris Technologies, Inc.	1,626,255
11,267	Old Dominion Freight Line, Inc.	2,252,949
2,990	Rockwell Automation, Inc.	1,269,046
9,687	RTX Corp.	2,012,280
3,179	Trane Technologies PLC	1,412,748
11,426	United Airlines Holdings, Inc.*	1,233,894
1,656	Woodward, Inc.	562,742

		29,474,477

Information Technology – 36.2%
10,030	Advanced Micro Devices, Inc.*	4,721,322
11,142	Amphenol Corp., Class A	1,766,564
83,022	Apple, Inc.	26,305,521
6,311	Applied Materials, Inc.	2,892,899
9,395	Arista Networks, Inc.*	1,838,508
25,024	Broadcom, Inc.	9,267,388
6,031	Cadence Design Systems, Inc.*	2,043,182
2,912	Cloudflare, Inc., Class A*	888,480
3,906	Datadog, Inc., Class A*	925,878
2,750	Dell Technologies, Inc., Class C	1,254,027
875	Fair Isaac Corp.*	1,003,809
27,185	Hewlett Packard Enterprise Co.	1,420,144
30,858	Intel Corp.*	2,762,100
4,815	Jabil, Inc.	1,469,827

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS ENHANCED U.S. EQUITY ETF

Schedule of Investments (continued) August 31, 2026

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
12,811	KLA Corp.	$2,247,690
6,577	Micron Technology, Inc.	6,305,567
35,259	Microsoft Corp.	17,886,538
10,155	NetApp, Inc.	1,881,620
137,891	NVIDIA Corp.	30,443,575
13,429	Palantir Technologies, Inc., Class A*	2,502,897
6,812	Palo Alto Networks, Inc.*	2,603,070
18,155	Samsara, Inc., Class A*	741,632
3,085	Snowflake, Inc.*	1,022,462
5,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2,076,600
2,500	Teradyne, Inc.	874,575
2,781	Western Digital Corp.	1,252,979
8,843	Zscaler, Inc.*	1,665,889

		130,064,743

Materials – 2.3%
29,316	International Paper Co.	1,111,956
8,406	Linde PLC	4,115,410
9,342	RPM International, Inc.	972,502
11,311	Solstice Advanced Materials, Inc.	717,004
5,763	Steel Dynamics, Inc.	1,340,589

		8,257,461

Real Estate – 1.9%
51,122	American Homes 4 Rent, Class A REIT	1,702,363
8,969	CBRE Group, Inc., Class A*	1,307,770
37,206	CoStar Group, Inc.*	1,193,196
13,398	Prologis, Inc. REIT	1,874,648
8,094	Vivmark Residential REIT	527,243

		6,605,220

Utilities – 1.8%
23,889	Ameren Corp.	2,532,473
12,810	Atmos Energy Corp.	2,128,125
21,588	Xcel Energy, Inc.	1,633,996

		6,294,594

TOTAL COMMON STOCKS (Cost $218,063,381)		354,187,260

Shares	Dividend Rate	Value

Investment Company – 1.4%(a)

Goldman Sachs Financial Square Government Fund - Institutional Shares
4,948,857	3.585%(b)	4,948,857

(Cost $4,948,857)

TOTAL INVESTMENTS – 100.0% (Cost $223,012,238)		$359,136,117

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		147,683

NET ASSETS – 100.0%		$359,283,800

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 97.9%

Communication Services – 17.3%
47,005	Alphabet, Inc., Class A	$15,951,147
17,188	Alphabet, Inc., Class C	5,765,027
3,710	AppLovin Corp., Class A*	1,157,743
11,007	Meta Platforms, Inc., Class A	6,299,746
2,086	Space Exploration Technologies Corp., Class A*	299,737
1,533	Spotify Technology SA*	833,370

		30,306,770

Consumer Discretionary – 7.0%
7,375	Amazon.com, Inc.*	1,915,804
8,204	DoorDash, Inc., Class A*	1,901,195
25,885	Dutch Bros, Inc., Class A*	1,264,741
7,210	Home Depot, Inc. (The)	2,363,654
8,110	Ross Stores, Inc.	1,853,459
8,330	Tesla, Inc.*	3,065,024

		12,363,877

Consumer Staples – 1.2%
2,263	Costco Wholesale Corp.	2,136,023

Financials – 5.5%
16,603	Bank of America Corp.	1,028,390
6,674	Capital One Financial Corp.	1,431,639
6,643	JPMorgan Chase & Co.	2,365,041
8,058	Mastercard, Inc., Class A	4,748,660

		9,573,730

Health Care – 7.3%
1,179	Argenx SE ADR (Belgium)*	1,216,327
13,716	Edwards Lifesciences Corp.*	1,244,727
3,989	Eli Lilly & Co.	4,614,196
11,165	Guardant Health, Inc.*	1,775,458
16,582	Merck & Co., Inc.	2,450,157
43,152	Roivant Sciences Ltd.*	1,494,785

		12,795,650

Industrials – 10.2%
2,868	Axon Enterprise, Inc.*	1,624,894
5,804	Eaton Corp. PLC	2,332,512
2,500	GE Vernova, Inc.	2,246,325
8,188	General Electric Co.	2,748,793
6,768	Old Dominion Freight Line, Inc.	1,353,329
2,401	Quanta Services, Inc.	1,457,623
5,627	Rockwell Automation, Inc.	2,388,268
1,843	United Rentals, Inc.	1,913,034
7,230	Vertiv Holdings Co., Class A	1,870,546

		17,935,324

Information Technology – 48.3%
13,210	Advanced Micro Devices, Inc.*	6,218,211
11,742	Apple, Inc.	3,720,453
12,265	Arista Networks, Inc.*	2,400,138
5,212	ARM Holdings PLC ADR*	1,260,835
13,374	Broadcom, Inc.	4,952,927
5,173	Cloudflare, Inc., Class A*	1,578,334
9,027	Coherent Corp.*	2,507,971
20,873	KLA Corp.	3,662,168
3,165	Lumentum Holdings, Inc.*	2,895,215
17,214	Marvell Technology, Inc.	3,643,515
7,044	Micron Technology, Inc.	6,753,294

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
25,405	Microsoft Corp.	$12,887,703
653	Motorola Solutions, Inc.	316,901
99,056	NVIDIA Corp.	21,869,584
1,535	Palantir Technologies, Inc., Class A*	286,093
11,165	Palo Alto Networks, Inc.*	4,266,482
28,520	Samsara, Inc., Class A*	1,165,042
1,792	Seagate Technology Holdings PLC	1,484,457
4,287	Snowflake, Inc.*	1,420,840
8,015	Zscaler, Inc.*	1,509,906

		84,800,069

Materials – 1.1%
3,762	Martin Marietta Materials, Inc.	1,951,349

TOTAL COMMON STOCKS (Cost $98,248,423)		171,862,792

Shares	Dividend Rate	Value

Investment Company – 2.0%(a)

Goldman Sachs Financial Square Government Fund - Institutional Shares
3,522,088	3.585%(b)	3,522,088

(Cost $3,522,088)

TOTAL INVESTMENTS – 99.9% (Cost $101,770,511)		$175,384,880

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		226,838

NET ASSETS – 100.0%		$175,611,718

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 98.7%

Communication Services – 14.0%
196,943	Alphabet, Inc., Class C	$66,056,651
21,661	AppLovin Corp., Class A*	6,759,532
46,115	Meta Platforms, Inc., Class A	26,393,459

		99,209,642

Consumer Discretionary – 8.5%
138,691	Amazon.com, Inc.*	36,027,761
39,287	DoorDash, Inc., Class A*	9,104,370
84,797	eBay, Inc.	8,781,577
3,456	MercadoLibre, Inc. (Brazil)*	6,691,507

		60,605,215

Financials – 4.1%
36,061	Mastercard, Inc., Class A	21,251,108
20,221	Visa, Inc., Class A	7,671,241

		28,922,349

Information Technology – 69.5%
64,886	Advanced Micro Devices, Inc.*	30,543,138
107,896	Apple, Inc.	34,186,848
23,865	Applied Materials, Inc.	10,939,477
52,401	Arista Networks, Inc.*	10,254,352
17,841	ARM Holdings PLC ADR*	4,315,916
48,583	Broadcom, Inc.	17,992,228
20,882	Cadence Design Systems, Inc.*	7,074,404
154,952	Cisco Systems, Inc.	17,120,646
56,888	Cloudflare, Inc., Class A*	17,357,098
40,933	Coherent Corp.*	11,372,415
42,119	Crowdstrike Holdings, Inc., Class A*	9,729,489
28,150	Dell Technologies, Inc., Class C	12,836,682
91,110	KLA Corp.	15,985,250
28,254	Lam Research Corp.	8,518,298
94,146	Marvell Technology, Inc.	19,926,942
29,692	Micron Technology, Inc.	28,466,611
55,367	Microsoft Corp.	28,087,125
21,943	Motorola Solutions, Inc.	10,648,938
432,879	NVIDIA Corp.	95,571,026
67,030	Palo Alto Networks, Inc.*	25,614,174
218,095	Samsara, Inc., Class A*	8,909,181
56,286	Snowflake, Inc.*	18,654,869
55,694	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	23,130,832
79,700	Texas Instruments, Inc.	20,794,527
31,529	Zscaler, Inc.*	5,939,591

		493,970,057

Real Estate – 2.6%
18,044	Equinix, Inc. REIT	18,887,015

TOTAL COMMON STOCKS (Cost $323,605,319)		701,594,278

Shares	Dividend Rate	Value

Investment Company – 0.9%(a)

Goldman Sachs Financial Square Government Fund - Institutional Shares
6,063,534	3.585%(b)	$6,063,534
(Cost $6,063,534)

TOTAL INVESTMENTS – 99.6% (Cost $329,668,853)		$707,657,812

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		2,792,235

NET ASSETS – 100.0%		$710,450,047

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE OPPORTUNITIES ETF

Schedule of Investments August 31, 2026

Shares	Description	Value

Common Stocks – 98.5%

Consumer Discretionary – 14.7%
15,935	Amazon.com, Inc.*	$4,139,435
11,733	Starbucks Corp.	1,246,631
6,911	TJX Cos., Inc. (The)	925,452

		6,311,518

Consumer Staples – 6.6%
9,580	Procter & Gamble Co. (The)	1,390,249
13,694	Walmart, Inc.	1,436,090

		2,826,339

Energy – 6.2%
13,126	ConocoPhillips	1,739,064
9,297	Expand Energy Corp.	912,593

		2,651,657

Financials – 18.1%
21,384	Bank of America Corp.	1,324,525
3,347	Berkshire Hathaway, Inc., Class B*	1,686,989
5,014	Capital One Financial Corp.	1,075,553
5,920	JPMorgan Chase & Co.	2,107,638
7,430	Morgan Stanley	1,584,968

		7,779,673

Health Care – 13.6%
3,516	Cardinal Health, Inc.	824,924
4,864	Johnson & Johnson	1,293,094
13,898	Merck & Co., Inc.	2,053,569
2,661	Thermo Fisher Scientific, Inc.	1,642,103

		5,813,690

Industrials – 11.5%
6,681	3M Co.	1,147,996
4,199	Eaton Corp. PLC	1,687,494
6,640	Honeywell Aerospace, Inc.*	1,049,851
2,462	Rockwell Automation, Inc.	1,044,947

		4,930,288

Information Technology – 15.9%
2,229	Advanced Micro Devices, Inc.*	1,049,235
5,742	Arista Networks, Inc.*	1,123,652
2,821	Coherent Corp.*	783,758
7,602	Microsoft Corp.	3,856,419

		6,813,064

Materials – 3.6%
13,098	International Paper Co.	496,807
2,056	Martin Marietta Materials, Inc.	1,066,447

		1,563,254

Real Estate – 3.3%
4,720	Prologis, Inc. REIT	660,422
11,755	Vivmark Residential REIT	765,721

		1,426,143

Utilities – 5.0%
8,400	Ameren Corp.	890,484
15,294	NextEra Energy, Inc.	1,259,308

		2,149,792

TOTAL COMMON STOCKS (Cost $36,373,133)		42,265,418

Shares	Dividend Rate	Value

Investment Company – 1.6%(a)

Goldman Sachs Financial Square Government Fund - Institutional Shares
671,602	3.585%(b)	$671,602
(Cost $671,602)

TOTAL INVESTMENTS – 100.1% (Cost $37,044,735)		$42,937,020

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(23,697)

NET ASSETS – 100.0%		$42,913,323

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Represents 1-day yield at August 31, 2026.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Statements of Assets and Liabilities August 31, 2026

	Enhanced U.S. Equity ETF		Growth Opportunities ETF		Technology Opportunities ETF		Value Opportunities ETF

Assets:

Investments in unaffiliated issuers, at value (cost $218,063,381, $98,248,423, $323,605,319 and $36,373,133, respectively)	$354,187,260		$171,862,792		$701,594,278		$42,265,418
Investments in affiliated issuers, at value (cost $4,948,857, $3,522,088, $6,063,534 and $671,602, respectively)	4,948,857		3,522,088		6,063,534		671,602
Receivables:
Dividends	200,663		13,745		182,926		35,372
Securities lending income	176		72		—		—
Investments sold	—		2,681,300		33,856,864		—
Fund shares sold	—		440,731		—		—
Other assets	58,956		15,449		4,987		2,572

Total assets	359,395,912		178,536,177		741,702,589		42,974,964

Liabilities:

Payables:
Accrued professional fees	61,857		24,151		43,890		25,057
Management fees	44,236		32,473		190,275		7,952
Custody, accounting and administrative services	5,738		8,984		20,639		6,043
Investments purchased	—		2,841,552		30,941,252		—
Distribution and Service fees and Transfer Agency fees	—		238		—		—
Accrued miscellaneous expense	—		9,808		14,286		11,129
Accrued printing and mailing costs	—		7,202		32,477		11,445
Accrued expenses	281		51		9,723		15

Total liabilities	112,112		2,924,459		31,252,542		61,641

Net Assets:

Paid-in capital	223,797,354		98,017,090		266,727,896		36,756,510
Total distributable earnings	135,486,446		77,594,628		443,722,151		6,156,813

NET ASSETS	$359,283,800		$175,611,718		$710,450,047		$42,913,323

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	7,857,760	(a)	3,984,554	(b)	14,620,110	(c)	884,492	(d)

Net asset value per share:	$45.72		$44.07		$48.59		$48.52

(a)

Goldman Sachs Enhanced U.S. Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Enhanced U.S. Equity Fund (“EUSE Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the EUSE Predecessor Fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Enhanced U.S. Equity ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the EUSE Predecessor Fund. The EUSE Predecessor Fund ceased operations as of the date of the reorganization (See Note 1).

(b)

Goldman Sachs Growth Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Strategic Growth Fund (“SG Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the SG Predecessor Fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Growth Opportunities ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the SG Predecessor Fund. The SG Predecessor Fund ceased operations as of the date of the reorganization (See Note 1).

(c)

Goldman Sachs Technology Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Technology Opportunities Fund (“TO Predecessor Fund”) in a reorganization that occurred as of the close of business on December 5, 2025. Financial history of the TO Predecessor fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Technology Opportunities ETF and will be used going forward. As a result, the information prior to December 5, 2025, reflects that of the TO Predecessor Fund. The TO Predecessor Fund ceased operations as of the date of the reorganization (See Note 1).

(d)

Goldman Sachs Value Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Focused Value Fund (“FV Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the FV Predecessor Fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Value Opportunities ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the FV Predecessor Fund. The FV Predecessor Fund ceased operations as of the date of the reorganization (See Note 1).

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Statements of Operations August 31, 2026

	Enhanced U.S. Equity ETF(a)	Growth Opportunities ETF(b)	Technology Opportunities ETF(c)	Value Opportunities ETF(d)

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $5,056, $833, $59,732 and $253, respectively)	$3,472,499	$743,148	$2,892,436	$668,911

Dividends — affiliated issuers	91,548	63,562	366,464	21,320

Securities lending income, net of rebates received or paid to borrowers	436	1,107	3,998	—

Total Investment Income	3,564,483	807,817	3,262,898	690,231

Expenses:

Management fees	1,296,158	860,224	5,433,646	229,515

Professional fees	184,415	47,908	73,059	49,754

Registration fees	139,398	60,994	108,451	79,330

Transfer Agency fees(e)	45,559	28,502	241,132	5,421

Printing and mailing costs	33,236	27,260	97,343	22,078

Distribution and/or Service (12b-1) fees(f)	30,720	30,853	341,141	1,195

Custody, accounting and administrative services	23,280	13,606	36,198	12,495

Trustee fees	10,248	9,973	14,293	9,896

Service fees — Class C	1,826	3,256	24,231	126

Other	28,330	25,589	32,668	24,373

Total expenses	1,793,170	1,108,165	6,402,162	434,183

Less — expense reductions	(478,180)	(230,888)	(1,061,823)	(204,999)

Net expenses	1,314,990	877,277	5,340,339	229,184

NET INVESTMENT INCOME (LOSS)	2,249,493	(69,460)	(2,077,441)	461,047

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	11,343,011	28,966,133	128,628,093	725,921

In-kind redemptions	65,741,486	50,146,344	125,792,185	7,574,244

Foreign currency transactions	(286)	5	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(16,393,200)	(50,807,446)	(57,299,727)	(1,468,507)

Foreign currency translations	—	—	—	5

Net realized and unrealized gain	60,691,011	28,305,036	197,120,551	6,831,663

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,940,504	$28,235,576	$195,043,110	$7,292,710

(a) Goldman Sachs Enhanced U.S. Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Enhanced U.S. Equity Fund (“EUSE Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the EUSE Predecessor Fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Enhanced U.S. Equity ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the EUSE Predecessor Fund which did not operate under a unitary management fee structure, as described in Note 4A. The EUSE Predecessor Fund ceased operations as of the date of the reorganization (See Note 1).

(b) Goldman Sachs Growth Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Strategic Growth Fund (“SG Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the SG Predecessor Fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Growth Opportunities ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the SG Predecessor Fund which did not operate under a unitary management fee structure, as described in Note 4A. The SG Predecessor Fund ceased operations as of the date of the reorganization (See Note 1).

(c) Goldman Sachs Technology Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Technology Opportunities Fund (“TO Predecessor Fund”) in a reorganization that occurred as of the close of business on December 5, 2025. Financial history of the TO Predecessor fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Technology Opportunities ETF and will be used going forward. As a result, the information prior to December 5, 2025, reflects that of the TO Predecessor Fund which did not operate under a unitary management fee structure, as described in Note 4A. The TO Predecessor Fund ceased operations as of the date of the reorganization (See Note 1).

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Statements of Operations (continued) August 31, 2026

(d) Goldman Sachs Value Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Focused Value Fund (“FV Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the FV Predecessor Fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Value Opportunities ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the FV Predecessor Fund which did not operate under a unitary management fee structure, as described in Note 4A. The FV Predecessor Fund ceased operations as of the date of the reorganization (See Note 1).

(e) Class specific Transfer Agency fees for Enhanced U.S. Equity ETF Fund were $14,518, $1,096, $4,605, $6,957, $1,805, $313 and $16,265 for Class A, Class C, Institutional, Investor, Class R6, Class R and Class P, respectively. Class specific Transfer Agency fees for Growth Opportunities ETF Fund were $13,848, $1,206, $4,219, $100, $3,600, $315, $523 and $4,691 for Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P, respectively. Class specific Transfer Agency Fees for Technology Opportunities ETF Fund were $188,574, $5,371, $15,107, $1,222, $11,001, $8,092 and $11,765 for Class A, Class C, Institutional, Service, Investor, Class R6 and Class P, respectively. Class specific Transfer Agency Fees for Value Opportunities ETF Fund were $480, $76, $410, $1,705, $108, $5 and $2,637 for Class A, Class C, Institutional, Investor, Class R6, Class R and Class P, respectively.

(f) Class specific Distribution and/or Service (12b-1) fees for Enhanced U.S. Equity ETF Fund were $24,197, $5,479 and $1,044 for Class A, Class C and Class R, respectively. Class specific Distribution and/or Service (12b-1) fees Growth Opportunities ETF Fund were $23,080, $6,031 and $1,742 for Class A, Class C and Class R, respectively. Class specific Distribution and/or Service (12b-1) fees for Technology Opportunities ETF Fund were $314,288 and $26,853 for Class A and Class C, respectively. Class specific Distribution and/or Service (12b-1) fees for Value Opportunities ETF Fund were $800, $377 and $18 for Class A, Class C and Class R, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Statements of Changes in Net Assets

	Enhanced U.S. Equity ETF(a)		Growth Opportunities ETF(b)

	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income (loss)	$ 2,249,493	$ 2,760,008	$ (69,460)	$ (564,573)

Net realized gain	77,084,211	9,775,930	79,112,482	25,930,692

Net change in unrealized gain (loss)	(16,393,200)	47,040,002	(50,807,446)	17,587,594

Net increase in net assets resulting from operations	62,940,504	59,575,940	28,235,576	42,953,713

Distributions to shareholders:

Class A Shares	(2,722,398)	(689,684)	(11,998,998)	(3,265,749)

Class C Shares	(245,445)	(71,096)	(802,125)	(201,375)

Fund Share Activity (formerly Institutional Shares)	(4,055,160)	(2,153,683)	(11,216,033)	(3,230,319)

Service Shares	–	–	(325,341)	(98,126)

Investor Shares	(1,125,959)	(748,134)	(2,337,754)	(1,455,697)

Class R6 Shares	(1,473,571)	(556,892)	(185,454)	(380,647)

Class R Shares	(48,905)	(11,722)	(567,865)	(130,929)

Class P Shares	(12,806,917)	(5,096,372)	(16,319,020)	(4,763,573)

Total distributions to shareholders	(22,478,355)	(9,327,583)	(43,752,590)	(13,526,415)

From share transactions:

Proceeds from sales of shares	94,744,769	133,217,066	78,249,764	19,742,886

Proceeds received in connection with merger	–	21,250,425	–	–

Reinvestment of distributions	19,942,531	9,310,592	42,910,098	13,316,185

Cost of shares redeemed	(250,930,393)	(103,164,627)	(128,127,681)	(51,682,411)

Net increase (decrease) in net assets resulting from share transactions	(136,243,093)	60,613,456	(6,967,819)	(18,623,340)

TOTAL INCREASE (DECREASE)	(95,780,944)	110,861,813	(22,484,833)	10,803,958

Net Assets:

Beginning of year	$ 455,064,744	$ 344,202,931	$ 198,096,551	$ 187,292,593

End of year	$ 359,283,800	$ 455,064,744	$ 175,611,718	$ 198,096,551

(a)

Goldman Sachs Enhanced U.S. Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Enhanced U.S. Equity Fund (“EUSE Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the EUSE Predecessor Fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Enhanced U.S. Equity ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the EUSE Predecessor Fund. The EUSE Predecessor Fund ceased operations as of the date of the reorganization (See Note 1).

(b)

Goldman Sachs Growth Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Strategic Growth Fund (“SG Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the SG Predecessor Fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Growth Opportunities ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the SG Predecessor Fund. The SG Predecessor Fund ceased operations as of the date of the reorganization (See Note 1).

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Statements of Changes in Net Assets (continued)

	Technology Opportunities ETF(a)		Value Opportunities ETF(b)

	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025	For the Fiscal Year Ended August 31, 2026	For the Fiscal Year Ended August 31, 2025

From operations:

Net investment income (loss)	$(2,077,441)	$(3,914,225)	$461,047	$744,532

Net realized gain	254,420,278	145,069,858	8,300,165	6,809,999

Net change in unrealized gain (loss)	(57,299,727)	50,338,482	(1,468,502)	(2,965,642)

Net increase in net assets resulting from operations	195,043,110	191,494,115	7,292,710	4,588,889

Distributions to shareholders:

Class A Shares	(104,732,359)	(18,373,555)	(172,678)	(122,318)

Class C Shares	(6,262,278)	(1,466,043)	(27,097)	(13,203)

Fund Share Activity (formerly Institutional Shares)	(23,716,693)	(4,834,784)	(1,047,308)	(460,339)

Service Shares	(3,011,139)	(531,742)	–	–

Investor Shares	(5,400,661)	(1,188,312)	(623,999)	(402,420)

Class R6 Shares	(17,921,207)	(3,080,839)	(209,284)	(176,320)

Class R Shares	–	–	(2,074)	(1,334)

Class P Shares	(27,420,178)	(4,584,849)	(4,098,339)	(3,864,721)

Total distributions to shareholders	(188,464,515)	(34,060,124)	(6,180,779)	(5,040,655)

From share transactions:

Proceeds from sales of shares	163,983,294	116,702,005	19,594,840	10,430,799

Reinvestment of distributions	179,458,891	32,709,127	5,671,310	5,040,654

Cost of shares redeemed	(542,359,645)	(188,983,919)	(42,588,158)	(12,580,800)

Net increase (decrease) in net assets resulting from share transactions	(198,917,460)	(39,572,787)	(17,322,008)	2,890,653

TOTAL INCREASE (DECREASE)	(192,338,865)	117,861,204	(16,210,077)	2,438,887

Net Assets:

Beginning of year	$902,788,912	$784,927,708	$59,123,400	$56,684,513

End of year	$710,450,047	$902,788,912	$42,913,323	$59,123,400

(a)

Goldman Sachs Technology Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Technology Opportunities Fund (“TO Predecessor Fund”) in a reorganization that occurred as of the close of business on December 5, 2025. Financial history of the TO Predecessor fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Technology Opportunities ETF and will be used going forward. As a result, the information prior to December 5, 2025, reflects that of the TO Predecessor Fund. The TO Predecessor Fund ceased operations as of the date of the reorganization (See Note 1).

(b)

Goldman Sachs Value Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Focused Value Fund (“FV Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the FV Predecessor Fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Value Opportunities ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the FV Predecessor Fund. The FV Predecessor Fund ceased operations as of the date of the reorganization (See Note 1).

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED U.S. EQUITY ETF

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Enhanced U.S. Equity ETF(a)

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$40.69	$36.80	$29.69	$26.17	$31.27

Net investment income(b)	0.26	0.27	0.27	0.25	0.22

Net realized and unrealized gain (loss)	7.24	4.48	7.21	4.36	(3.43)

Total from investment operations	7.50	4.75	7.48	4.61	(3.21)

Distributions to shareholders from net investment income	(0.29)	(0.22)	(0.13)	(0.20)	(0.15)

Distributions to shareholders from net realized gains	(2.18)	(0.64)	(0.24)	(0.89)	(1.74)

Total distributions	(2.47)	(0.86)	(0.37)	(1.09)	(1.89)

Net asset value, end of year	$45.72	$40.69	$36.80	$29.69	$26.17

Market price, end of year	$45.74	$–	$–	$–	$–

Total Return at Net Asset Value(c)	19.29%	13.00%	25.46%	18.30%	(11.10)%

Net assets, end of year (in 000’s)	$359,284	$94,697	$46,799	$12,776	$8,832

Ratio of net expenses to average net assets	0.37%	0.56%	0.57%	0.59%	0.59%

Ratio of total expenses to average net assets	0.50%	0.72%	0.89%	1.18%	1.24%

Ratio of net investment income to average net assets	0.63%	0.70%	0.82%	0.91%	0.78%

Portfolio turnover rate(d)	82%	73%	79%	63%	49%

(a)

Goldman Sachs Enhanced U.S. Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Enhanced U.S. Equity Fund (“EUSE Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the EUSE Predecessor Fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Enhanced U.S. Equity ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the EUSE Predecessor Fund. The EUSE Predecessor Fund ceased operations as of the date of the reorganization (See Note 1). Share amounts have been adjusted to reflect the conversion ratio of the EUSE Predecessor Fund’s shares to the Goldman Sachs Enhanced U. S. Equity ETF’s shares.

(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GROWTH OPPORTUNITIES ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Growth Opportunities ETF(a)

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$48.68	$41.62	$34.60	$31.46	$46.93

Net investment loss(b)	(0.02)	(0.10)	(0.03)	–	(0.10)

Net realized and unrealized gain (loss)	7.09	10.11	8.67	6.31	(10.48)

Total from investment operations	7.07	10.01	8.64	6.31	(10.58)

Distributions to shareholders from net realized gains	(11.68)	(2.95)	(1.62)	(3.17)	(4.89)

Net asset value, end of year	$44.07	$48.68	$41.62	$34.60	$31.46

Market price, end of year	$44.09	$–	$–	$–	$–

Total Return at Net Asset Value(c)	16.57%	24.63%	25.86%	22.54%	(25.16)%

Net assets, end of year (in 000’s)	$175,612	$49,367	$50,267	$40,849	$39,300

Ratio of net expenses to average net assets	0.52%	0.75%	0.75%	0.76%	0.75%

Ratio of total expenses to average net assets	0.66%	0.95%	0.96%	1.00%	0.92%

Ratio of net investment loss to average net assets	(0.04)%	(0.23)%	(0.13)%	(0.03)%	(0.25)%

Portfolio turnover rate(d)	78%	38%	39%	33%	24%

(a)

Goldman Sachs Growth Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Strategic Growth Fund (“SG Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the SG Predecessor Fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Growth Opportunities ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the SG Predecessor Fund. The SG Predecessor Fund ceased operations as of the date of the reorganization (See Note 1). Share amounts have been adjusted to reflect the conversion ratio of the SG Predecessor Fund’s shares to the Goldman Sachs Growth Opportunities ETF’s shares.

(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES ETF

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Technology Opportunities ETF(a)

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$46.24	$38.19	$29.41	$28.90	$47.15

Net investment loss(b)	(0.12)	(0.14)	(0.07)	(0.06)	(0.15)

Net realized and unrealized gain (loss)	11.87	9.59	8.85	5.11	(12.06)

Total from investment operations	11.75	9.45	8.78	5.05	(12.21)

Distributions to shareholders from net realized gains	(9.40)	(1.40)	–	(4.54)	(6.04)

Net asset value, end of year	$48.59	$46.24	$38.19	$29.41	$28.90

Market price, end of year	$48.57	$–	$–	$–	$–

Total Return at Net Asset Value(c)	30.50%	25.07%	29.86%	22.37%	(29.38)%

Net assets, end of year (in 000’s)	$710,450	$147,013	$129,278	$91,673	$97,095

Ratio of net expenses to average net assets	0.73%	0.89%	0.88%	0.93%	0.97%

Ratio of total expenses to average net assets	0.88%	1.03%	1.03%	1.06%	1.04%

Ratio of net investment loss to average net assets	(0.29)%	(0.32)%	(0.21)%	(0.22)%	(0.40)%

Portfolio turnover rate(d)	84%	60%	37%	36%	51%

(a)

Goldman Sachs Technology Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Technology Opportunities Fund (“TO Predecessor Fund”) in a reorganization that occurred as of the close of business on December 5, 2025. Financial history of the TO Predecessor fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Technology Opportunities ETF and will be used going forward. As a result, the information prior to December 5, 2025, reflects that of the TO Predecessor Fund. The TO Predecessor Fund ceased operations as of the date of the reorganization (See Note 1). Share amounts have been adjusted to reflect the conversion ratio of the TO Predecessor Fund’s shares to the Goldman Sachs Technology Opportunities ETF’s shares.

(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at the net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VALUE OPPORTUNITIES ETF

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Value Opportunities ETF(a)

	For the Fiscal Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of year	$45.88	$46.28	$38.19	$37.28	$42.33

Net investment income(b)	0.45	0.57	0.63	0.54	0.45

Net realized and unrealized gain (loss)	7.80	3.20	8.12	4.14	(2.75)

Total from investment operations	8.25	3.77	8.75	4.68	(2.30)

Distributions to shareholders from net investment income	(0.47)	(0.60)	(0.57)	(0.45)	(0.31)

Distributions to shareholders from net realized gains	(5.14)	(3.57)	(0.09)	(3.32)	(2.44)

Total distributions	(5.61)	(4.17)	(0.66)	(3.77)	(2.75)

Net asset value, end of year	$48.52	$45.88	$46.28	$38.19	$37.28

Market price, end of year	$48.56	$–	$–	$–	$–

Total Return at Net Asset Value(c)	20.79%	8.33%	23.16%	13.13%	(5.98)%

Net assets, end of year (in 000’s)	$42,913	$5,253	$4,836	$2,310	$2,167

Ratio of net expenses to average net assets	0.51%	0.69%	0.69%	0.71%	0.73%

Ratio of total expenses to average net assets	0.97%	1.30%	1.33%	1.36%	1.41%

Ratio of net investment income to average net assets	1.03%	1.29%	1.50%	1.46%	1.10%

Portfolio turnover rate(d)	87%	109%	85%	82%	78%

(a)

Goldman Sachs Value Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Focused Value Fund (“FV Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the FV Predecessor Fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Value Opportunities ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the FV Predecessor Fund. The FV Predecessor Fund ceased operations as of the date of the reorganization (See Note 1). Share amounts have been adjusted to reflect the conversion ratio of the FV Predecessor Fund’s shares to the Goldman Sachs Value Opportunities ETF’s shares.

(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions at net asset value and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Notes to Financial Statements August 31, 2026

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs Enhanced U.S. Equity ETF	Diversified

Goldman Sachs Growth Opportunities ETF	Non-Diversified

Goldman Sachs Technology Opportunities ETF	Diversified

Goldman Sachs Value Opportunities ETF	Non-Diversified

Pursuant to Agreements and Plans of Reorganization and Liquidation previously approved by the Board of Trustees of Goldman Sachs Trust, the Goldman Sachs Enhanced U.S. Equity Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Focused Value Fund, and Goldman Sachs Technology Opportunities Fund (each, an “Acquired Fund”) were reorganized into the Goldman Sachs Enhanced U.S. Equity ETF, Goldman Sachs Growth Opportunities ETF, Goldman Sachs Value Opportunities ETF, and Goldman Sachs Technology Opportunities ETF (each, an “Acquiring Fund”), respectively (each, a “Reorganization”). The Reorganizations for the Goldman Sachs Enhanced U.S. Equity Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Focused Value Fund were effective as of the close of business on November 14, 2025, and the Reorganization for the Goldman Sachs Technology Opportunities Fund was effective as of the close of business on December 5, 2025 (each, a “Closing Date”).

Following the Reorganizations, the Acquired Funds’ performance (Institutional Class Shares) and financial history were adopted by the respective Acquiring Funds. In connection with the Reorganizations, each shareholder of each Acquired Fund (except as noted below) received shares of the respective surviving Acquiring Fund equal in value to the number of shares of the Acquired Fund they owned on the applicable Closing Date, including a cash payment in lieu of fractional shares of the respective Acquiring Fund, which might have been taxable. Shareholders of the Acquired Funds who held their shares through a fund direct individual retirement account and did not take action prior to the Reorganizations had their Acquired Fund shares exchanged for shares of Goldman Sachs Financial Square Government Fund equal in value to their Acquired Fund shares. Each Acquiring Fund has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as each respective Acquired Fund. Effective as of the close of business on the applicable Closing Date, the Acquired Funds ceased operations in connection with the consummation of their respective Reorganization.

Costs incurred by the Acquiring Funds and the Acquired Funds associated with the Reorganizations (including the legal costs associated with the Reorganizations) were borne by the investment adviser. Brokerage fees and expenses related to the disposition and acquisition of assets that were incurred in the ordinary course of business were borne by the Acquired Funds.

The investment objective of each Fund, except the Goldman Sachs Value Opportunities ETF, is to seek long-term growth of capital. The investment objective of the Goldman Sachs Value Opportunities ETF is to seek long-term capital appreciation.

Goldman Sachs Asset Management, L.P. (“GSAM or the Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser (“Investment Adviser”) to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Goldman Sachs Enhanced U.S. Equity ETF, Goldman Sachs Growth Opportunities ETF, Goldman Sachs Technology Opportunities ETF, and Goldman Sachs Value Opportunities ETF are listed and traded on The NASDAQ Stock Market LLC (“NASDAQ”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

17

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Notes to Financial Statements (continued) August 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations.

Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually for the Funds.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Segment Reporting — The Funds follow Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team within

18

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the Funds’ Investment Adviser. The CODM monitors and actively manages the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment is consistent with that presented within the Funds’ financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Funds (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system

19

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Notes to Financial Statements (continued) August 31, 2026

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s financial statements at SEC.gov.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2026:

Enhanced U.S. Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,076,600	$—	$—

Europe	2,893,557	—	—

North America	349,217,103	—	—

Investment Company	4,948,857	—	—

Total	$359,136,117	$—	$—

Growth Opportunities ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$1,216,327	$—	$—

North America	170,646,465	—	—

Investment Company	3,522,088	—	—

Total	$175,384,880	$—	$—

Technology Opportunities ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$23,130,832	$—	$—

North America	671,771,939	—	—

South America	6,691,507	—	—

Investment Company	6,063,534	—	—

Total	$707,657,812	$—	$—

20

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Value Opportunities ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$42,265,418	$—	$—

Investment Company	671,602	—	—

Total	$42,937,020	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country or continent noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2026, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Unitary Management Fee

Enhanced U.S. Equity ETF(1)	0.30%

Growth Opportunities ETF(2)	0.45%

Technology Opportunities ETF(3)	0.65%

Value Opportunities ETF(4)	0.45%

(1)	For the period November 14, 2025 through August 31, 2026. Prior to November 14, 2025, the effective rate and net management rate for the Acquired Fund with GSAM was 0.55% and 0.52%, respectively.
(2)	For the period November 14, 2025 through August 31, 2026. Prior to November 14, 2025, the effective rate and net management rate for the Acquired Fund with GSAM was 0.71% and 0.71%, respectively.
(3)	For the period December 5, 2025 through August 31, 2026. Prior to December 5, 2025, the effective rate and net management rate for the Acquired Fund with GSAM was 0.94% and 0.85%, respectively.
(4)	For the period November 14, 2025 through August 31, 2026. Prior to November 14, 2025, the effective rate and net management rate for the Acquired Fund with GSAM was 0.69% and 0.65%, respectively.

The Goldman Sachs Enhanced U.S. Equity ETF, Goldman Sachs Growth Opportunities ETF, Goldman Sachs Technology Opportunities ETF, and Goldman Sachs Value Opportunities ETF invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in

21

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Notes to Financial Statements (continued) August 31, 2026

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

connection with securities lending transactions in the affiliated Underlying Fund. For the fiscal year ended August 31, 2026, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Enhanced U.S. Equity ETF	$4,107

Growth Opportunities ETF	2,832

Technology Opportunities ETF	15,594

Value Opportunities ETF	941

B.  Distribution and/or Service (12b-1) Plans — Prior to the applicable Closing Date, the Goldman Sachs Trust, on behalf of Class A, Class C, Service and Class R Shares of each Acquired Fund, had adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act.

Under the Distribution and Service Plans, Goldman Sachs, which served as distributor (the “Distributor”), was entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Acquired Funds, as set forth below.

The Goldman Sachs Trust had adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provided for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Effective July 1, 2025 until the applicable Closing Date, all Distribution and/or Service (Rule 12b-1) Plan fees on all applicable share classes of the Acquired Funds were waived.

C.  Distribution Agreement — Prior to the applicable Closing Date, Goldman Sachs, as Distributor of the shares of the Acquired Funds pursuant to a Distribution Agreement, could retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the period June 20, 2025 through the applicable Closing Date, Goldman Sachs did not retain any front-end sales charges.

D.  Service and/or Shareholder Administration Plans Agreement — The Trust, on behalf of each applicable Acquired Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

22

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Effective July 1, 2025, all Service and/or Shareholder Administration Plan fees on all applicable share classes of the Acquired Funds were waived.

E.  Transfer Agency Agreement — Prior to the applicable Closing Date, Goldman Sachs also served as the transfer agent of the Acquired Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services were accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Acquired Funds; 0.03% of the average daily net assets of Class R6 and Class P Shares of the Acquired Funds; and 0.04% of the average daily net assets of Institutional Shares and Service Shares of the Acquired Funds. Prior to the applicable Closing Date, the transfer agency fee waivers were 0.08%, 0.08% and 0.04% for Growth Opportunities ETF, Technology Opportunities ETF and Value Opportunities ETF, respectively for Classes A, C, Investor, and R Shares.

F.  Other Expense Agreements and Affiliated Transactions — Prior to the applicable Closing Date, GSAM had agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Acquired Funds. Such Other Expense reimbursements, if any, were accrued daily and paid monthly. In addition, the Acquired Funds were not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Acquired Funds were 0.004%. These Other Expense limitations remained in place until the applicable Closing Date. In addition, the Acquired Funds had entered into certain offset arrangements with the transfer agent, which may have resulted in a reduction of the Acquired Funds’ expenses and were received irrespective of the application of the “Other Expense” limitations described above. For the period September 1, 2025 to November 14, 2025, these Other Expense reimbursements for Enhanced U.S. Equity Fund, Focused Value Fund, and Strategic Growth Fund were $415,427, $197,459, and $183,719, respectively. For the period September 1, 2025 to December 5, 2025, the Other Expense reimbursements for Technology Opportunities Fund was $352,266.

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Distribution and Service Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Enhanced U.S. Equity ETF	$30,207	$–	$32,546	$415,427	$478,180

Growth Opportunities ETF	2,832	10,228	34,109	183,719	230,888

Technology Opportunities ETF	234,881	109,305	365,371	352,266	1,061,823

Value Opportunities ETF	5,615	604	1,320	197,460	204,999

G.  Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2026:

Enhanced U.S. Equity ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Government Fund - Institutional Shares
	$421,734	$34,789,799	$(30,262,676)	$–	$–	$4,948,857	4,948,857	$91,548	$–

23

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Notes to Financial Statements (continued) August 31, 2026

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Opportunities ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Government Fund - Institutional Shares
	$119,062	$22,305,673	$(18,902,647)	$–	$–	$3,522,088	3,522,088	$63,562	$–

Technology Opportunities ETF

Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Government Fund - Institutional Shares
	$2,754,186	$93,436,384	$(90,127,036)	$–	$–	$6,063,534	6,063,534	$366,464	$–

Value Opportunities ETF
Underlying Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2026	Shares as of August 31, 2026	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Government Fund — Institutional Shares
	$527,566	$6,352,219	$(6,208,183)	$–	$–	$671,602	671,602	$21,320	$–

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

  Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

24

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Enhanced U.S. Equity ETF(a)

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	50,716	$2,131,824	237,071	$8,983,441

Proceeds received in connection with merger	—	—	242,974	6,917,502

Reinvestment of distributions	66,563	2,683,370	17,261	678,565

Share conversion in connection with reorganization	(1,142,611)	(45,704,438)	—	—

Shares redeemed	(63,225)	(2,596,191)	(180,780)	(6,983,384)

	(1,088,557)	(43,485,435)	316,526	9,596,124

Class C Shares

Shares sold	671	28,159	11,072	432,949

Proceeds received in connection with merger	—	—	17,482	505,960

Reinvestment of distributions	6,090	245,445	1,780	71,096

Share conversion in connection with reorganization	(82,511)	(3,300,430)	—	—

Shares redeemed	(7,555)	(316,642)	(33,104)	(1,279,263)

	(83,305)	(3,343,468)	(2,770)	(269,258)

Fund Share Activity (formerly Institutional Shares)

Shares sold	2,173,481	91,734,901	1,983,945	74,104,406

Proceeds received in connection with merger	—	—	49,510	1,399,409

Reinvestment of distributions	38,667	1,558,365	55,045	2,147,811

Share conversion in connection with reorganization	8,550,315	342,012,597	—	—

Shares redeemed	(5,231,959)	(216,557,723)	(1,033,167)	(39,240,058)

	5,530,504	218,748,140	1,055,333	38,411,568

Investor Shares

Shares sold	7,779	321,916	495,194	18,718,178

Proceeds received in connection with merger	—	—	17,853	505,727

Reinvestment of distributions	27,940	1,125,959	19,129	748,134

Share conversion in connection with reorganization	(518,268)	(20,730,734)	—	—

Shares redeemed	(92,536)	(3,887,342)	(528,399)	(19,938,712)

	(575,085)	(23,170,201)	3,777	33,327

Class R6 Shares

Shares sold	5,358	222,701	194,913	7,355,371

Proceeds received in connection with merger	—	—	42,327	1,196,514

Reinvestment of distributions	36,563	1,473,571	14,268	556,892

Share conversion in connection with reorganization	(664,330)	(26,573,219)	—	—

Shares redeemed	(75,219)	(3,072,554)	(235,632)	(8,942,382)

	(697,628)	(27,949,501)	15,876	166,395

Class R Shares

Shares sold	393	16,654	4,441	175,420

Proceeds received in connection with merger	—	—	11,431	326,875

Reinvestment of distributions	1,213	48,904	297	11,722

Share conversion in connection with reorganization	(1,075)	(42,991)	—	—

Shares redeemed	(28,893)	(1,194,054)	(1,549)	(58,855)

	(28,362)	(1,171,487)	14,620	455,162

25

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Notes to Financial Statements (continued) August 31, 2026

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Enhanced U.S. Equity ETF(a)

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Class P Shares

Shares sold	6,812	$288,614	626,669	$23,447,301

Proceeds received in connection with merger	—	—	367,856	10,398,438

Reinvestment of distributions	317,819	12,806,917	130,581	5,096,372

Share conversion in connection with reorganization	(6,141,520)	(245,660,785)	—	—

Shares redeemed	(555,519)	(23,305,887)	(698,538)	(26,721,973)

	(6,372,408)	(255,871,141)	426,568	12,220,138

(a)

Goldman Sachs Enhanced U.S. Equity ETF acquired all of the assets and liabilities of the Goldman Sachs Enhanced U.S. Equity Fund (“EUSE Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the EUSE Predecessor Fund and performance history of Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Enhanced U.S. Equity ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the EUSE Predecessor Fund. The EUSE Predecessor Fund ceased operations as of the date of the reorganization (See Note 1). Share amounts have been adjusted to reflect the conversion ratio of the EUSE Predecessor Fund’s shares to the Enhanced U.S. Equity ETF’s shares.

	Goldman Sachs Growth Opportunities ETF(b)

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	20,713	$888,106	88,456	$4,210,015

Reinvestment of distributions	275,922	11,211,201	63,071	3,071,792

Share conversion in connection with reorganization	(983,382)	(39,335,265)	—	—

Shares redeemed	(141,750)	(7,264,494)	(139,988)	(6,726,870)

	(828,497)	(34,500,452)	11,539	554,937

Class C Shares

Shares sold	389	19,125	15,624	670,985

Reinvestment of distributions	19,736	802,125	4,580	201,375

Share conversion in connection with reorganization	(90,104)	(3,604,148)	—	—

Shares redeemed	(7,735)	(329,707)	(20,856)	(882,378)

	(77,714)	(3,112,605)	(652)	(10,018)

Fund Share Activity (formerly Institutional Shares)

Shares sold	1,798,392	75,208,005	128,885	5,489,586

Reinvestment of distributions	275,273	11,181,817	72,122	3,223,764

Share conversion in connection with reorganization	3,023,304	120,932,141	—	—

Shares redeemed	(2,126,440)	(89,479,895)	(394,407)	(17,319,854)

	2,970,529	117,842,068	(193,400)	(8,606,504)

Service Shares

Shares sold	191	8,008	1,689	80,998

Reinvestment of distributions	8,008	325,341	1,970	98,126

Share conversion in connection with reorganization	(5,843)	(233,704)	—	—

Shares redeemed	(25,787)	(1,132,337)	(2,586)	(127,798)

	(23,431)	(1,032,692)	1,073	51,326

26

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Growth Opportunities ETF(b)

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Investor Shares

Shares sold	25,545	$1,293,528	125,775	$5,099,299

Reinvestment of distributions	57,525	2,337,754	32,464	1,455,697

Share conversion in connection with reorganization	(248,922)	(9,956,861)	—	—

Shares redeemed	(201,350)	(9,990,585)	(268,877)	(11,891,564)

	(367,202)	(16,316,164)	(110,638)	(5,336,568)

Class R6 Shares

Shares sold	3,715	184,817	27,958	1,231,459

Reinvestment of distributions	4,059	164,975	8,299	370,929

Share conversion in connection with reorganization	(14,279)	(571,148)	—	—

Shares redeemed	(120,186)	(6,262,695)	(39,852)	(1,727,494)

	(126,691)	(6,484,051)	(3,595)	(125,106)

Class R Shares

Shares sold	1,320	14,224	3,772	36,328

Reinvestment of distributions	73,749	567,865	13,512	130,929

Share conversion in connection with reorganization	—	—	—	—

Shares redeemed	(231,189)	(1,825,334)	(1,285)	(12,651)

	(156,120)	(1,243,245)	15,999	154,606

Class P Shares

Shares sold	12,689	633,951	66,270	2,924,216

Reinvestment of distributions	401,530	16,319,020	106,452	4,763,573

Share conversion in connection with reorganization	(1,680,775)	(67,231,015)	—	—

Shares redeemed	(253,356)	(11,842,634)	(290,757)	(12,993,802)

	(1,519,912)	(62,120,678)	(118,035)	(5,306,013)

(b)

Goldman Sachs Growth Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Strategic Growth Fund (“SG Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the SG Predecessor Fund and performance history of SG Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Growth Opportunities ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the SG Predecessor Fund. The SG Predecessor Fund ceased operations as of the date of the reorganization (See Note 1). Share amounts have been adjusted to reflect the conversion ratio of the SG Predecessor Fund’s shares to the Growth Opportunities ETF’s shares.

	Goldman Sachs Technology Opportunities ETF(c)

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	229,692	$9,990,235	826,260	$36,838,050

Reinvestment of distributions	2,488,582	96,781,859	373,863	17,155,161

Share conversion in connection with reorganization	(9,577,691)	(383,107,638)	—	—

Shares redeemed	(2,418,664)	(113,438,594)	(1,361,006)	(60,876,853)

	(9,278,081)	(389,774,138)	(160,883)	(6,883,642)

27

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Notes to Financial Statements (continued) August 31, 2026

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Technology Opportunities ETF(c)

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Class C Shares

Shares sold	3,014	$225,153	28,588	$1,856,910

Reinvestment of distributions	161,005	6,260,986	21,462	1,462,534

Share conversion in connection with reorganization	(222,110)	(8,884,389)	—	—

Shares redeemed	(130,410)	(6,179,415)	(151,703)	(10,188,221)

	(188,501)	(8,577,665)	(101,653)	(6,868,777)

Fund Share Activity (formerly Institutional Shares)

Shares sold	3,655,124	149,098,835	846,043	33,842,863

Reinvestment of distributions	588,084	22,872,038	110,663	4,706,008

Share conversion in connection with reorganization	16,143,345	645,733,817	—	—

Shares redeemed	(8,945,924)	(372,189,872)	(1,163,162)	(49,032,379)

	11,440,629	445,514,818	(206,456)	(10,483,508)

Service Shares

Shares sold	5,925	298,320	65,001	3,012,801

Reinvestment of distributions	77,426	3,011,139	11,288	531,742

Share conversion in connection with reorganization	(962)	(38,467)	—	—

Shares redeemed	(319,733)	(13,147,201)	(96,404)	(4,371,515)

	(237,344)	(9,876,209)	(20,115)	(826,972)

Investor Shares

Shares sold	7,907	393,823	323,434	12,514,749

Reinvestment of distributions	138,845	5,400,661	27,673	1,187,994

Share conversion in connection with reorganization	(629,302)	(25,172,055)	—	—

Shares redeemed	(80,771)	(3,416,463)	(575,000)	(24,349,941)

	(563,321)	(22,794,034)	(223,893)	(10,647,198)

Class R6 Shares

Shares sold	20,728	995,503	140,776	5,851,200

Reinvestment of distributions	460,769	17,921,207	72,495	3,080,839

Share conversion in connection with reorganization	(2,238,023)	(89,520,915)	—	—

Shares redeemed	(408,336)	(18,700,611)	(270,563)	(11,408,019)

	(2,164,862)	(89,304,816)	(57,292)	(2,475,980)

Class P Shares

Shares sold	59,464	2,981,425	551,433	22,785,432

Reinvestment of distributions	699,675	27,211,001	107,863	4,584,849

Share conversion in connection with reorganization	(3,475,259)	(139,010,353)	—	—

Shares redeemed	(341,303)	(15,287,489)	(693,860)	(28,756,991)

	(3,057,423)	(124,105,416)	(34,564)	(1,386,710)

(c)

Goldman Sachs Technology Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Technology Opportunities Fund (“TO Predecessor Fund”) in a reorganization that occurred as of the close of business on December 5, 2025. Financial history of the TO Predecessor Fund and performance history of TO Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Technology Opportunities ETF and will be used going forward. As a result, the information prior to December 5, 2025, reflects that of the TO Predecessor Fund. The TO Predecessor Fund ceased operations as of the date of the reorganization (See Note 1). Share amounts have been adjusted to reflect the conversion ratio of the TO Predecessor Fund’s shares to the Technology Opportunities ETF’s shares.

28

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Value Opportunities ETF(d)

	For the Fiscal Year Ended August 31, 2026		For the Fiscal Year Ended August 31, 2025

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	546	$24,849	18,455	$825,091

Reinvestment of distributions	4,339	172,678	2,683	122,318

Share conversion in connection with reorganization	(36,277)	(1,451,098)	—	—

Shares redeemed	(2,626)	(111,547)	(17,243)	(761,135)

	(34,018)	(1,365,118)	3,895	186,274

Class C Shares

Shares sold	—	15	3,242	146,301

Reinvestment of distributions	682	27,097	290	13,202

Share conversion in connection with reorganization	(5,226)	(208,518)	—	—

Shares redeemed	(1,382)	(59,756)	(1,047)	(48,033)

	(5,926)	(241,162)	2,485	111,470

Fund Share Activity (formerly Institutional Shares)

Shares sold	420,714	18,752,114	45,670	2,029,248

Reinvestment of distributions	13,511	537,839	10,109	460,339

Share conversion in connection with reorganization	1,014,004	40,559,655	—	—

Shares redeemed	(677,988)	(29,261,233)	(45,854)	(1,989,197)

	770,241	30,588,375	9,925	500,390

Investor Shares

Shares sold	15,503	705,554	29,552	1,334,235

Reinvestment of distributions	15,674	623,999	8,831	402,420

Share conversion in connection with reorganization	(128,098)	(5,123,935)	—	—

Shares redeemed	(12,423)	(514,954)	(34,704)	(1,582,082)

	(109,344)	(4,309,336)	3,679	154,573

Class R6 Shares

Shares sold	5,656	86,694	34,001	518,513

Reinvestment of distributions	14,970	209,284	11,022	176,320

Share conversion in connection with reorganization	—	—	—	—

Shares redeemed	(134,942)	(1,926,619)	(51,315)	(786,673)

	(114,316)	(1,630,641)	(6,292)	(91,840)

Class R Shares

Shares sold	—	—	—	10

Reinvestment of distributions	149	2,074	83	1,334

Share conversion in connection with reorganization	—	—	—	—

Shares redeemed	(1,294)	(18,419)	(2,416)	(41,252)

	(1,145)	(16,345)	(2,333)	(39,908)

Class P Shares

Shares sold	560	25,614	124,287	5,577,401

Reinvestment of distributions	102,970	4,098,339	84,863	3,864,721

Share conversion in connection with reorganization	(844,403)	(33,776,104)	—	—

Shares redeemed	(242,988)	(10,695,630)	(162,843)	(7,372,428)

	(983,861)	(40,347,781)	46,307	2,069,694

29

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Notes to Financial Statements (continued) August 31, 2026

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

(d)

Goldman Sachs Value Opportunities ETF acquired all of the assets and liabilities of the Goldman Sachs Focused Value Fund (“FV Predecessor Fund”) in a reorganization that occurred as of the close of business on November 14, 2025. Financial history of the FV Predecessor Fund and performance history of FV Predecessor Fund’s Institutional Class Shares have been adopted by Goldman Sachs Value Opportunities ETF and will be used going forward. As a result, the information prior to November 14, 2025, reflects that of the FV Predecessor Fund. The FV Predecessor Fund ceased operations as of the date of the reorganization (See Note 1). Share amounts have been adjusted to reflect the conversion ratio of the FV Predecessor Fund’s shares to the Value Opportunities ETF’s shares.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2026, were as follows:

Fund	Purchases	Sales

Enhanced U.S. Equity ETF	$295,314,412	$378,936,898

Growth Opportunities ETF	130,477,882	157,639,242

Technology Opportunities ETF	613,814,691	862,894,518

Value Opportunities ETF	39,193,423	48,828,864

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2026, were as follows:

Fund	Purchases	Sales

Enhanced U.S. Equity ETF	$61,175,082	$138,182,895

Growth Opportunities ETF	47,396,005	74,220,519

Technology Opportunities ETF	76,328,647	223,271,301

Value Opportunities ETF	13,900,358	27,276,783

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York (“BNY”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

  Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

  The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (the “Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under

30

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

7. SECURITIES LENDING (continued)

the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

  In the event of a default by a borrower with respect to any loan, BNY may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNY is unable to purchase replacement securities, BNY will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2026, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

  Both the Funds and BNY received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2026, are reported under Security lending income on the Statements of Operations.

  The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended August 31, 2026.

Fund	Beginning value as of August 31, 2025	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2026

Enhanced U.S. Equity ETF	$—	$3,823,826	$(3,823,826)	$—

Technology Opportunities ETF	—	3,091,066	(3,091,066)	—

8. TAX INFORMATION

 The tax character of distributions paid during the fiscal year ended August 31, 2026 was as follows:

	Enhanced U.S. Equity ETF	Growth Opportunities ETF	Technology Opportunities ETF	Value Opportunities ETF

Distributions paid from:

Ordinary Income	$6,669,390	$5,792,709	$23,723,540	$666,084

Long-term capital gains	15,808,965	37,959,881	164,740,975	5,514,695

Total taxable distributions	$22,478,355	$43,752,590	$188,464,515	$6,180,779

The tax character of distributions paid during the fiscal year ended August 31, 2025 was as follows:

	Enhanced U.S. Equity ETF	Growth Opportunities ETF	Technology Opportunities ETF	Value Opportunities ETF

Distributions paid from:

Ordinary Income	$5,358,660	$2,091,206	$—	$1,846,300

Long-term capital gains	3,968,923	11,435,209	34,060,124	3,194,355

Total taxable distributions	$9,327,583	$13,526,415	$34,060,124	$5,040,655

 As of the Funds’ most recent fiscal year ended August 31, 2026, the components of accumulated earnings (losses) on a tax basis were as follows:

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GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Notes to Financial Statements (continued) August 31, 2026

8. TAX INFORMATION (continued)

	Enhanced U.S. Equity ETF	Growth Opportunities ETF	Technology Opportunities ETF	Value Opportunities ETF

Undistributed ordinary income — net	$1,551,330	$—	$—	$460,934

Undistributed long-term capital gains	—	8,943,410	82,050,355	—

Total undistributed earnings	$1,551,330	$8,943,410	$82,050,355	$460,934

Timing differences — (Late Year Ordinary Loss Deferral and Post October Loss Deferral)	(1,038,237)	(4,909,608)	(15,501,107)	—

Unrealized gains (losses) — net	135,476,967	73,560,826	377,172,903	5,695,879

Total accumulated earnings (losses) — net	$135,990,060	$77,594,628	$443,722,151	$6,156,813

  As of fiscal year ended August 31, 2026, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced U.S. Equity ETF	Growth Opportunities ETF	Technology Opportunities ETF	Value Opportunities ETF

Tax Cost	$223,659,150	$101,824,053	$330,484,909	$37,241,141

Gross unrealized gain	139,665,786	76,079,904	378,051,688	6,528,507

Gross unrealized loss	(4,188,819)	(2,519,078)	(878,785)	(832,628)

Net unrealized gain (loss)	$135,476,967	$73,560,826	$377,172,903	$5,695,879

  The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

  In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from taxable overdistributions, redemptions utilized as distributions, redemption in-kind transactions and underlying fund investments.

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs Enhanced U.S. Equity ETF	$65,917,797	$(65,917,797)

Goldman Sachs Growth Opportunities ETF	55,383,363	(55,383,363)

Goldman Sachs Technology Opportunities ETF	122,811,719	(122,811,719)

Goldman Sachs Value Opportunities ETF	8,144,238	(8,144,238)

  GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance,

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GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

9. OTHER RISKS (continued)

financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investment Style Risk — Different investment styles (e.g., growth, value or quantitative) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NASDAQ and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Notes to Financial Statements (continued) August 31, 2026

9. OTHER RISKS (continued)

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — The Growth Opportunities ETF and Value Opportunities ETF are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Turnover Rate Risk — A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Stock Risk — Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Technology Risk — The stock prices of technology and technology-related companies and therefore the value of a Fund may experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors. The Fund may also invest in a relatively few number of issuers. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

11. OTHER MATTERS

At a joint special shareholder meeting held on June 12, 2026 (the “Meeting”), shareholders of the Goldman Sachs Enhanced U.S. Equity ETF and the Goldman Sachs Technology Opportunities ETF were each asked to approve, by separate vote of each Fund’s shareholders, a change to that Fund’s sub-classification under the Act from “diversified” to “non-diversified.” Because the requisite number of votes for each Fund had not yet been received as of the date of this report, the Meeting has been adjourned to permit continued shareholder solicitation.

In September 2026, the Financial Accounting Standards Board issued Accounting Standards Update 2026-03, Fair Value Measurement (Topic 820)- Investment Companies with Equity Securities Subject to Contractual Sale Restrictions (“ASU 2026-03”). The standard requires investment companies to consider contractual sale restrictions when measuring the fair value of in-scope equity securities and requires enhanced disclosures regarding such restrictions, including the amount of any discount attributable to the restriction. ASU 2026-03 is effective for annual reporting periods beginning after December 15, 2027, and interim reporting periods within those annual reporting periods, with early adoption permitted. Management is currently evaluating the impact of, and determining when the Funds will adopt, the new requirement.

Pursuant to Agreements and Plans of Reorganization between the Goldman Sachs Enhanced U.S. Equity Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Focused Value Fund and the Goldman Sachs Enhanced U.S. Equity ETF, Goldman Sachs Growth Opportunities ETF, and Goldman Sachs Value Opportunities ETF as of the close of business on November 14, 2025, and between the Goldman Sachs Technology Opportunities Fund and the Goldman Sachs Technology Opportunities ETF as of the close of business on December 5, 2025, all of the assets and liabilities of the Acquired Funds were transferred to the respective Acquiring Fund in exchange for shares of the respective Acquiring Funds having an aggregate NAV equal to the NAV of each such Acquired Fund as of the Closing Date, which were then distributed to shareholders of record of such Acquired Fund in a tax-free exchange as follows:

Acquired Fund/Acquiring Fund	Exchanged Shares of Acquiring Fund Issued	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of Closing Date
Goldman Sachs Enhanced U.S. Equity Fund/Goldman Sachs Enhanced U.S. Equity ETF	9,189,981	$367,599,446	15,815,595
Goldman Sachs Strategic Growth Fund/Goldman Sachs Growth Opportunities ETF	4,131,151	165,246,422	14,652,807
Goldman Sachs Technology Opportunities Fund/Goldman Sachs Technology Opportunities ETF	18,087,549	723,502,444	25,712,710
Goldman Sachs Focused Value Fund/Goldman Sachs Value Opportunities ETF	1,116,948	44,677,935	3,178,842

Each Acquiring Fund was immediately before the completion of the acquisition a shell series, without assets or liabilities. Each Acquiring Fund has elected to carry forward the assets of the respective Acquired Fund at the Acquired Fund’s historical cost basis for purposes of measuring unrealized depreciation and future realized gain or loss of those acquired assets. On the Closing Date of the reorganization, the Unrealized Appreciation/(Depreciation) for Goldman Sachs Enhanced U.S. Equity Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund and Goldman Sachs Focused Value Fund was $151,557,696, $103,778,770, $338,694,891, and $5,664,544, respectively.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Enhanced U.S. Equity ETF, Goldman Sachs Growth Opportunities ETF, Goldman Sachs Technology Opportunities ETF and Goldman Sachs Value Opportunities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Enhanced U.S. Equity ETF, Goldman Sachs Growth Opportunities ETF, Goldman Sachs Technology Opportunities ETF, and Goldman Sachs Value Opportunities ETF (four of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2026, the related statements of operations for the year ended August 31, 2026, the statements of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2026, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2026 and each of the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 29, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Goldman Sachs Enhanced U.S. Equity ETF, Goldman Sachs Growth Opportunities ETF, Goldman Sachs Technology Opportunities ETF, and Goldman Sachs Value Opportunities ETF

Background

The Goldman Sachs Enhanced U.S. Equity ETF, Goldman Sachs Growth Opportunities ETF, Goldman Sachs Technology Opportunities ETF, and Goldman Sachs Value Opportunities ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2027 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-17, 2026 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”); (ii) a benchmark performance index; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(e)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(g)	whether the Fund’s existing management fee arrangement adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)

information paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollar practices, other information regarding portfolio trading, and how the Investment adviser carries out its duty to seek best execution;

(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

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GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics, as well as the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. In particular, they noted that each Fund is an actively managed ETF and that (i) each of the Growth Opportunities ETF, Enhanced U.S. Equity ETF, and Technology Opportunities ETF seeks long-term growth of capital and (ii) the Value Opportunities ETF seeks long-term capital appreciation. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2025, and updated performance information prepared by the Investment Adviser regarding the Funds’ category rankings using the peer group identified by the Outside Data Provider as of March 31, 2026. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

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GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Goldman Sachs Enhanced U.S. Equity ETF had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three- and five-year periods ended March 31, 2026. They noted that the Goldman Sachs Enhanced U.S. Equity ETF’s predecessor fund had commenced operations on January 31, 2008 and had been reorganized into the Fund on November 14, 2025. The Trustees considered that the Goldman Sachs Growth Opportunities ETF had placed in the top half of the Fund’s peer group for the one-, three-, five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five- and ten-year periods ended March 31, 2026. They noted that the Goldman Sachs Growth Opportunities ETF’s predecessor fund had commenced operations on May 24, 1999 and had been reorganized into the Fund on November 14, 2025. The Trustees considered that the Goldman Sachs Technology Opportunities ETF had placed in the top half of the Fund’s peer group for the three-, five- and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three- and ten-year periods and underperformed for the one- and five-year periods ended March 31, 2026. They noted that the Goldman Sachs Technology Opportunities ETF’s predecessor fund had commenced operations on October 1, 1999 and had been reorganized into the Fund on December 5, 2025. The Trustees observed that the Goldman Sachs Value Opportunities ETF had placed in the top half of the Fund’s peer group for the ten-year period, in the third quartile for the five-year period, and in the fourth quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three- and five-year periods ended March 31, 2026. They noted that the Goldman Sachs Value Opportunities ETF’s predecessor fund had commenced operations on July 31, 2015 and had been reorganized into the Fund on November 14, 2025.In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2025 and 2024, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

39

GOLDMAN SACHS FUNDAMENTAL EQUITY ACTIVE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2027.

40

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Goldman Sachs Trust - Fundamental Equity Active ETFs - Tax Information (Unaudited)

For the fiscal year ended August 31, 2026, 76.20%, 27.53%, 24.51%, and 100% of the dividends paid from net investment company taxable income by the Enhanced U.S. Equity ETF, Growth Opportunities ETF, Technology Opportunities ETF, and Value Opportunities ETFs, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Enhanced U.S. Equity ETF, Growth Opportunities ETF, Technology Opportunities ETF, and Value Opportunities ETFs designate $15,808,965, $43,249,178, $164,740,975, and $6,366,576, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2026.

For the fiscal year ended August 31, 2026, 60.84%, 15.73%, 16.44%, and 100.00% of the dividends paid from net investment company taxable income by the Enhanced U.S. Equity ETF, Growth Opportunities ETF, Technology Opportunities ETF, and Value Opportunities ETFs, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2026, the Enhanced U.S. Equity ETF, Growth Opportunities ETF, Technology Opportunities ETF, and Value Opportunities ETFs designate $4,191,986, $5,841,946, $23,723,540, and $156,511, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the fiscal year ended August 31, 2026, 4.45%, and 2.09% of the dividends paid from net investment company taxable income by the Enhanced U.S. Equity ETF, and Technology Opportunities ETFs, respectively, qualify as section 199A dividends.

43

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Brian J. Wildman THE BANK OF NEW YORK Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 OFFICERS James A. McNamara, President and Principal Executive Officer Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary © 2026 Goldman Sachs. All rights reserved. EQGETFAR-26

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Proxy disclosures for the Goldman Sachs Enhanced U.S. Equity ETF and Goldman Sachs Technology Opportunities ETF are included in Item 7 of this report.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The aggregate remuneration paid to the Funds’ trustees, officers and others, if any, is included in Item 7 of this report.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The Funds’ statement regarding the basis for approval of their investment advisory contract is included in Item 7 of this report.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a)(1)	Goldman Sachs ETF Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on November 3, 2022.

(a)(2)	Not Applicable.

(a)(3)	Exhibit 99.CERT. Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(4)	Not applicable to open-end investment companies.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(101)	Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs ETF Trust

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs ETF Trust

Date:	November 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs ETF Trust

Date:	November 9, 2026

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs ETF Trust

Date:	November 9, 2026